UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-08236

                                 Northern Funds

(Exact name of registrant as specified in charter)

50 South LaSalle Street

                             Chicago, IL 60603

(Address of principal executive offices) (Zip code)

Lloyd A. Wennlund, President

Northern Funds

50 South LaSalle Street

                             Chicago, IL 60603

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 557-2790

Date of fiscal year end: March 31

Date of reporting period: March 31, 2010

Item 1. Reports to Stockholders.

EQUITY FUNDS

2	PORTFOLIO MANAGEMENT COMMENTARY

14	STATEMENTS OF ASSETS AND LIABILITIES

16	STATEMENTS OF OPERATIONS

18	STATEMENTS OF CHANGES IN NET ASSETS

20	FINANCIAL HIGHLIGHTS

31	SCHEDULES OF INVESTMENTS

31	EMERGING MARKETS EQUITY FUND

45	ENHANCED LARGE CAP FUND

49	GROWTH EQUITY FUND

53	INCOME EQUITY FUND

58	INTERNATIONAL GROWTH EQUITY FUND

61	LARGE CAP VALUE FUND

63	MID CAP GROWTH FUND

66	SELECT EQUITY FUND

69	SMALL CAP CORE FUND (formerly known as the Small Cap Growth Fund)

94	SMALL CAP VALUE FUND

105	TECHNOLOGY FUND

107	NOTES TO THE FINANCIAL STATEMENTS

117	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

118	TAX INFORMATION

120	FUND EXPENSES

122	TRUSTEES AND OFFICERS

127	INVESTMENT CONSIDERATIONS

128	FOR MORE INFORMATION

The report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds prospectus, which contains more complete information about Northern Funds’ investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance calculations reflect fee waivers and reimbursements in effect. In the absence of fee waivers and reimbursements, total return would have been reduced. Total return is based on net change in net asset value assuming reinvestment of all dividends and distributions.

Performances of the Funds are compared to various market indices. Unlike a mutual fund, the performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.

This report contains certain forward-looking statements about factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Fund management strategies from those currently expected to be employed.

Northern Funds Distributors, LLC,

not affiliated with Northern Trust

NOT FDIC INSURED

May lose value / No bank guarantee

NORTHERN FUNDS ANNUAL REPORT	1	EQUITY FUNDS

EQUITY FUNDS

EMERGING MARKETS EQUITY FUND

PORTFOLIO MANAGEMENT COMMENTARY

The Emerging Markets Equity Fund returned 77.02% for the 12-month period ended March 31, 2010, while the MSCI Emerging Markets Index SM, the Fund’s benchmark, returned 81.08% for the same period. The net impact of fair value pricing, transaction costs and Fund expenses accounted for the difference in returns between the Fund and the Index.

Equity markets rallied over the 12-month period, with emerging markets significantly outpacing developed markets on hopes of an economic recovery and a renewed willingness to hold riskier assets. Early in the period, the U.S. Conference Board’s index of leading economic indicators registered its first sustained improvement since July 2007. Overseas, the Paris-based Organization for Economic Cooperation and Development raised its 20-country growth forecast for the first time in two years. As the fiscal year progressed, global equities continued to advance despite news that included Dubai World’s proposal to delay debt payments and credit downgrades for Greece. Stocks also faced unease over the strength of the global economic recovery, healthcare and financial regulation legislation in the U.S. and signs that central banks around the world were arranging to unwind emergency liquidity measures. However, equity markets were spurred higher as several major U.S. banks repaid their TARP loans in full. Entering 2010, concern grew regarding the strength of several European economies. The indices improved in February as better-than-expected earnings reports outweighed discussions of how to help stabilize the Greek economy. Global equity markets continued to move higher in March on stronger-than-anticipated macroeconomic reports, reduced uncertainty following the passing of healthcare legislation in the U.S. and developments around a potential aid package for Greece.

All countries posted positive returns for the 12-month period. Hungary, Indonesia and Turkey were the top-performing countries, returning 181.00%, 146.11% and 135.25%, respectively. Morocco, the Czech Republic and China were the bottom performers, returning 10.70%, 49.74% and 57.64%, respectively. All sectors enjoyed positive returns over the 12-month period. The materials, industrials and consumer discretionary sectors were the top-performing sectors, returning 115.59%, 106.96% and 96.18%, respectively. The worst-performing sectors were utilities, telecommunications services and information technology, returning 40.70%, 57.17% and 59.98%, respectively.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2010
TOTAL RETURN	ONE YEAR	THREE YEAR	SINCE INCEPTION
EMERGING MARKETS EQUITY	77.02%	3.69%	5.75%

MSCI EMERGING MARKETS INDEX	81.08	5.16	7.28

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

Information about Investment Considerations can be found on page 127.

PORTFOLIO MANAGERS

SHAUN MURPHY With Northern Trust since 2004

STEVEN J. SANTICCIOLI With Northern Trust since 2003

FUND FACTS (as of 3/31/10)

TICKER SYMBOL	NOEMX
INCEPTION DATE	04/25/06
TOTAL NET ASSETS	$1.4 BILLION
NET ASSET VALUE	$11.31
DIVIDEND SCHEDULE	ANNUALLY
GROSS EXPENSE RATIO	0.72%
NET EXPENSE RATIO	0.72%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

EQUITY FUNDS	2	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

ENHANCED LARGE CAP FUND

PORTFOLIO MANAGEMENT COMMENTARY

The Enhanced Large Cap Fund returned 50.46% during the 12-month period ended March 31, 2010, outperforming the S&P 500® Index return of 49.77%. The Fund’s fiscal year was characterized by a rebounding market, led by the 86.1% return for the financials sector. The industrials and consumer discretionary sectors posted strong returns of 72.8% and 59.8%, respectively. Though no sector posted a negative return, telecommunications services lagged well behind the overall market, posting a modest return of 12.2%.

The 12-month period saw outperformance by strategies that typically benefit during the initial stages of an economic recovery: deep value, high beta, low quality and higher risk. Our process considers and ranks companies based on four criteria to inform investment decisions: valuation, sentiment, profitability and management activities. Momentum-based strategies have underperformed for almost two years now, although they have rebounded strongly in the last two months. Management, profitability and sentiment factors performed poorly during the year while valuation factors generally outperformed the market. Entering the fiscal year, we had tactically increased our exposure to value at the expense of profitability and momentum to take advantage of the price dislocation among cheaper, lower quality stocks. We reversed this tactical allocation during the most recent quarter, scaling back value exposure to its strategic weight and increasing both profitability and momentum. These modest adjustments were directionally accurate but not sufficiently aggressive to fully capitalize on the initial stages of recovery.

As we would expect following a recession that coincided with a significant lending crisis, the current rebound is less than vigorous. While the market has continued to rebound, job growth remains weak and credit is tight for those needing it. As the market rotates away from riskier, higher-beta stocks and begins to focus more on fundamental criteria, we believe that valuation and profitability factors will begin to be rewarded once again. We continue to focus on investments in stocks with attractive valuation and sentiment, where management has avoided aggressive accounting and demonstrated judicious use of shareholder capital.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2010
TOTAL RETURN	ONE YEAR	THREE YEAR	SINCE INCEPTION
ENHANCED LARGE CAP	50.46%	–5.93%	–0.94%

S&P 500 INDEX	49.77	–4.17	0.26

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The S&P 500 Index is the Standard and Poor’s Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

Information about Investment Considerations can be found on page 127.

PORTFOLIO MANAGERS

PETER STOURNARAS With Northern Trust since 2006

JOSEPH E. WOLFE With Northern Trust since 2005

FUND FACTS (as of 3/31/10)

TICKER SYMBOL	NOLCX
INCEPTION DATE	12/16/05
TOTAL NET ASSETS	$25 MILLION
NET ASSET VALUE	$8.38
DIVIDEND SCHEDULE	QUARTERLY
GROSS EXPENSE RATIO	1.21%
NET EXPENSE RATIO	0.60%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	3	EQUITY FUNDS

EQUITY FUNDS

GROWTH EQUITY FUND

PORTFOLIO MANAGEMENT COMMENTARY

The stock market generated strong returns during the annual period ended March 31, 2010, thanks in part to the unprecedented stimulus by the federal government. Both the Federal Reserve and the Treasury Department attacked the financial crisis of 2008 with a surplus of monetary and fiscal expansionary measures, creating an environment in which investors felt more comfortable taking on risk. Fixed income markets were first to demonstrate improvement, as bond prices strengthened across a variety of fixed income classes. The re-liquification of fixed income markets soon led to an increased appetite for equities, contributing to the dramatic returns witnessed during the past year.

With this as the backdrop, the Growth Equity Fund returned 53.90% and outpaced the 49.77% return of the S&P 500® Index. The Fund’s outperformance was driven by stock selection, with the best results generated in the financial and healthcare sectors. The stocks that made the largest contributions to outperformance were Conseco Inc., Tenet Healthcare Corp. and Joy Global Inc. On the negative side, stock selection in the consumer discretionary and information technology sectors detracted from relative performance. The most significant detractors from relative performance were Wal-Mart Stores Inc., Kroger Co. and an underweight to Apple, Inc.

We are capitalizing on short-term market moves to take profits on stocks where we no longer feel there is adequate fundamental support and to initiate positions in stocks that we expect will outperform. We strive to invest in strong, well-managed companies that demonstrate above-average growth prospects, sustainable and consistent business models and attractive valuation relative to the market as whole. We believe that disciplined investing based upon superior information management, effective fundamental analysis and sophisticated portfolio construction provides a competitive and repeatable advantage.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2010
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
GROWTH EQUITY	53.90%	1.74%	–2.32%	6.62%

S&P 500 INDEX	49.77	1.92	–0.65	8.22

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The S&P 500 Index is the Standard and Poor’s Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

Information about Investment Considerations can be found on page 127.

PORTFOLIO MANAGER

GEORGE P. MARIS With Northern Trust since 2008

FUND FACTS (as of 3/31/10)

TICKER SYMBOL	NOGEX
INCEPTION DATE	04/01/94
TOTAL NET ASSETS	$163 MILLION
NET ASSET VALUE	$12.63
DIVIDEND SCHEDULE	QUARTERLY
GROSS EXPENSE RATIO	1.23%
NET EXPENSE RATIO	1.00%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

EQUITY FUNDS	4	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

INCOME EQUITY FUND

PORTFOLIO MANAGEMENT COMMENTARY

The Income Equity Fund gained 47.21% for the 12-month period ended March 31, 2010, but fell short of the Fund’s benchmark, the Merrill Lynch All U.S. Convertibles Index, which returned 53.24%. Performance within the Index over this period was clearly led by lower-capitalization companies with leveraged balance sheets. This, as well as, minimal exposure to certain financial names which experienced significant updrafts during the quarter, accounted for the bulk of the Fund’s underperformance.

On a sector level, financials were the clear leader, with near-zero interest rates and government open-market purchases putting a solid floor under the fixed income markets. Information technology also posted strong returns as pent-up demand quickly outstripped lean inventories. Similarly, the consumer discretionary sector generated handsome returns for the Fund as investors anticipated that the American consumer would once again consume. Given a reflationary environment with interest rates that can only go up, lagging sectors were the defensive utilities and the slower-growth, higher-dividend paying telecommunications services. Two of the Fund’s best-performing holdings, Sonic Automotive and Dow Chemical, were two of the worst-performing issues in the prior fiscal year. Sonic was able to raise sufficient capital to address short-term liquidity issues caused by the combination of frozen credit markets and an abrupt halt to automobile purchases during the related panic. Dow Chemical also sold assets to replace a source of funds that evaporated during the liquidity crisis.

Since 1989, convertibles have outperformed their underlying equity securities and have often offered a higher yield, with lower volatility. Although our asset allocation may shift gradually over time, we remain opportunistic bidders in this asset class. Importantly, our investment discipline remains the same. The events and market environment of the last two years did not lead us to change our investment management process or our asset allocation meaningfully. We continue to invest in companies with both attractive valuation measures and strong cash flow generation to the company and ultimately to the shareholder, typically from dividends on common stocks and equivalent payments from convertible securities. Our security selection drives performance while our sector exposures, position sizes and overall quality of holdings remain the outcome of our risk management effort.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2010
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
INCOME EQUITY	47.21%	4.90%	4.29%	7.88%

MERRILL LYNCH ALL U.S. CONVERTIBLES INDEX	53.24	4.82	2.02	7.87

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Merrill Lynch All U.S. Convertibles Index is an unmanaged index consisting of convertible securities of all investment grades. Information about Investment Considerations can be found on page 127.

PORTFOLIO MANAGER

JACKIE M. BENSON With Northern Trust since 2004

FUND FACTS (as of 3/31/10)

TICKER SYMBOL	NOIEX
INCEPTION DATE	04/01/94
TOTAL NET ASSETS	$304 MILLION
NET ASSET VALUE	$11.14
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO	1.23%
NET EXPENSE RATIO	1.00%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	5	EQUITY FUNDS

EQUITY FUNDS

INTERNATIONAL GROWTH EQUITY FUND

PORTFOLIO MANAGEMENT COMMENTARY

The global equity markets generated strong returns during the annual period ended March 31, 2010. A key factor in the rally was the unprecedented stimulus enacted by governments and central banks around the world. Governing bodies attacked the financial crisis of 2008 with a number of expansionary monetary and fiscal measures, which eventually created an environment where investors felt more comfortable taking risk. While equity returns were strong across the global spectrum, the United Kingdom performed especially well among major developed markets. Japan also staged a strong rally following a change to a potentially more expansionist government.

In this environment, the International Growth Equity Fund returned 52.58% but lagged the 54.44% return of the MSCI EAFE® Index for the 12-month period ended March 31, 2010. The Fund’s slight underperformance was driven by a combination of sector allocation effect and stock selection in the financials and materials sectors. The stocks that detracted most from relative return during the period were Mitsubishi UFJ Financial Group, Roche Holding AG and Banco Santander S.A. Conversely, stock selection in consumer discretionary and industrials contributed positively to performance. Stocks making the largest positive contribution to the Fund’s relative performance were Rolls-Royce Group PLC, Vale S.A. and UPM-Kymmene Oyj.

We believe that disciplined investing based upon superior information management, effective fundamental analysis and sophisticated portfolio construction provides a competitive and repeatable advantage. We strive to invest in strong, well-managed companies that demonstrate above-average growth prospects, sustainable and consistent business models and attractive valuation relative to the market as whole. Accordingly, we are capitalizing on short-term market movements to take profits on stocks where we no longer feel there is adequate fundamental support and to initiate positions in stocks that we expect will outperform.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2010
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
INTERNATIONAL GROWTH EQUITY	52.58%	4.48%	0.79%	4.75%

MSCI EAFE INDEX	54.44	3.75	1.27	4.93

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The MSCI EAFE Index is a free float-adjusted market capitalization index that tracks the performance of selected equity securities in Europe, Australasia and the Far East.

Information about Investment Considerations can be found on page 127.

PORTFOLIO MANAGER

GEORGE P. MARIS With Northern Trust since 2008

FUND FACTS (as of 3/31/10)

TICKER SYMBOL	NOIGX
INCEPTION DATE	04/01/94
TOTAL NET ASSETS	$319 MILLION
NET ASSET VALUE	$7.92
DIVIDEND SCHEDULE	ANNUALLY
GROSS EXPENSE RATIO	1.40%
NET EXPENSE RATIO	1.25%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

EQUITY FUNDS	6	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

LARGE CAP VALUE FUND

PORTFOLIO MANAGEMENT COMMENTARY

The U.S. stock market posted a positive return during the 12-month period ended March 31, 2010, as the global economy began to emerge from the deepest recession in the post-World War II era. Two of the best performing sectors in the benchmark were financial services and industrials, both of which benefited from investors’ preference for higher-risk, economically sensitive stocks. The worst performing sectors were the slower growing, more defensive areas of the market such as utilities and telecommunications services. Value stocks underperformed their growth counterparts.

The Large Cap Value Fund is constructed in accordance with our value discipline, which emphasizes undervalued, high-quality companies that offer above-average dividend yields relative to the overall market. Within this universe of blue-chip stocks, we seek companies that offer both compelling valuations and strong catalysts for future price appreciation. During the 12-month period ended March 31, 2010, the Fund returned 53.94%, slightly ahead of the 53.55% total return of the Russell 1000® Value Index.

Among the largest contributors to the Fund’s outperformance were underweight positions in the underperforming utilities and energy sectors, as well as an overweight to information technology. The Fund’s stock selection in the financial services sector was one of the largest contributors to relative performance, while stock selection in the consumer discretionary and healthcare groups detracted. Among the largest individual contributors to performance for the annual period were American Express and Dow Chemical. Key additions to the portfolio over the past fiscal year included industry leaders Medtronic, BB&T Bank and Qualcomm. These purchases represent our philosophy of selecting high quality, dividend-paying stocks that we believe are trading at a significant discount to their longer-term intrinsic value.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2010
TOTAL RETURN	ONE YEAR	THREE YEAR	FIVE YEAR	SINCE INCEPTION
LARGE CAP VALUE	53.94%	–5.63%	0.87%	4.06%

RUSSELL 1000 VALUE INDEX	53.55	–7.33	1.05	3.40

S&P 500®/CITIGROUP VALUE INDEX	54.68	–7.41	1.26	2.48

As of July 1, 2009 the Large Cap Value Fund’s benchmark is the Russell 1000® Value Index. The previous benchmark was the S&P 500®/Citigroup Value Index.

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Russell 1000 Value Index is an unmanaged index which measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values.

S&P 500®/Citigroup Value Index is a capitalization-weighted index of the common stocks within the S&P 500® Index exhibiting value characteristics according to S&P/Citigroup’s multi-factor methodology.

Information about Investment Considerations can be found on page 127.

PORTFOLIO MANAGERS

BETSY TURNER, STEPHEN G. ATKINS, DONNA RENAUD, DOUGLAS MC ELDOWNEY With Northern Trust since 2004, 2000, 2000 and 2006 respectively

FUND FACTS (as of 3/31/10)

TICKER SYMBOL	NOLVX
INCEPTION DATE	08/03/00
TOTAL NET ASSETS	$227 MILLION
NET ASSET VALUE	$9.37
DIVIDEND SCHEDULE	ANNUALLY
GROSS EXPENSE RATIO	1.21%
NET EXPENSE RATIO	1.10%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Indices, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	7	EQUITY FUNDS

EQUITY FUNDS

MID CAP GROWTH FUND

PORTFOLIO MANAGEMENT COMMENTARY

The annual period ended March 31, 2010 saw a strong rebound in risk-based assets. Just prior to the fiscal period, financial imbalances had led to major disruptions within the credit markets, reverberating throughout the financial system and macroeconomy. The authorities’ unprecedented responses in terms of fiscal and monetary measures had the intended effect of halting the decline in the markets and the economy. That gave investors confidence that a recovery pattern, in some form, could take hold. Indeed, that recovery became self-reinforcing, with the market’s powerful turnaround driving confidence in an economic rebound and vice-versa. As a result, a strong rally in almost all risk assets, including mid-cap equities, was the story for most of the fiscal year.

The Mid Cap Growth Fund posted a 48.29% return during the 12-month period ended March 31, 2010, underperforming the Russell Mid Cap Growth Index’s return of 63.00%. Holdings in the consumer discretionary and healthcare sectors represented the most significant detractors from Fund performance, while our selections within the telecommunications services and information technology sectors helped performance. Top-performing securities on a relative basis were Teck Resources, Royal Caribbean Cruises and Central European Distribution Company. The largest individual detractor from performance was Myriad Genetics.

The Fund’s investment process is driven by company fundamentals and is intended to add value at the individual stock level. Our stock selection process focuses on earnings quality, capital deployment, valuation and business momentum. These factors help us to identify companies with sustainable and consistent business models and the ability to deliver superior earnings growth throughout the business cycle. We believe that our disciplined investment process will help us deliver value to Fund shareholders over time in most market environments.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2010
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
MID CAP GROWTH	48.29%	3.86%	–2.60%	5.40%

RUSSELL MIDCAP GROWTH INDEX	63.00	4.27	–1.69	4.15

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Russell Midcap Growth Index is an unmanaged index that tracks the performance of those Russell midcap companies with higher price-to-book ratios and higher forecasted growth values.

Information about Investment Considerations can be found on page 127.

PORTFOLIO MANAGER

MATTHEW PERON With Northern Trust since 2005

FUND FACTS (as of 3/31/10)

TICKER SYMBOL	NOMCX
INCEPTION DATE	03/31/98
TOTAL NET ASSETS	$110 MILLION
NET ASSET VALUE	$15.61
DIVIDEND SCHEDULE	QUARTERLY
GROSS EXPENSE RATIO	1.34%
NET EXPENSE RATIO	1.00%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

EQUITY FUNDS	8	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

SELECT EQUITY FUND

PORTFOLIO MANAGEMENT COMMENTARY

The past 12 months was characterized by a recovery rally off the market bottom reached in early March 2009. As it became evident that governments, regulators and central banks would take unprecedented steps to avoid a global financial meltdown, investors exhibited a growing appetite for riskier assets. All 10 sectors within the Russell 1000® Growth Index posted positive returns. The top-performing sector was financial services, which had suffered the largest losses in the downturn. This was a typical recovery rally in many ways, led by stocks with lower return on equity. While a “low quality rally” is to be expected in the early recovery from a bear market, the magnitude of the recovery rally was surprising in that lower quality stocks outperformed dramatically and exclusively, through much of the period.

The Select Equity Fund returned 43.39% during the 12 month-period ended March 31, 2010, trailing the 49.75% return of the Russell 1000 Growth Index. While the Fund did not keep pace with the benchmark, it meaningfully participated in the market recovery and its absolute return was among its best 12-month periods in a decade. The majority of the Fund’s underperformance came from our emphasis on higher quality issues. A focus on stocks with low debt and high return on equity relative to sector peers resulted in a significant underweight to the stocks most leveraged to the rapid economic recovery. The results of our stock selection within health care and financial services illustrates this point. In health care, specifically biotechnology, stocks with attractive growth profiles underperformed due in part to their lack of sensitivity to broader growth trends. Similarly, our avoidance of the most distressed institutions in financial services was penalized as well.

We are encouraged that market leadership seems to be broadening to encompass the full quality spectrum. This is more constructive for the Fund in light of our emphasis on higher-quality companies benefiting from favorable macroeconomic conditions. We believe that these stocks, despite their short-term underperformance, are the ones most likely to achieve superior returns across a full economic cycle.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2010
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
SELECT EQUITY	43.39%	1.51%	–4.48%	7.25%

RUSSELL 1000 GROWTH INDEX	49.75	3.42	–4.21	7.21

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Russell 1000 Growth Index is an unmanaged index that tracks the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Information about Investment Considerations can be found on page 127.

PORTFOLIO MANAGERS

GREG M. NEWMAN With Northern Trust since 1997

JOSEPH R. DIEHL With Northern Trust since 1971

FUND FACTS (as of 3/31/10)

TICKER SYMBOL	NOEQX
INCEPTION DATE	04/06/94
TOTAL NET ASSETS	$83 MILLION
NET ASSET VALUE	$19.16
DIVIDEND SCHEDULE	ANNUALLY
GROSS EXPENSE RATIO	1.34%
NET EXPENSE RATIO	1.00%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	9	EQUITY FUNDS

EQUITY FUNDS

SMALL CAP CORE FUND

PORTFOLIO MANAGEMENT COMMENTARY

The 12 months ended March 31, 2010 represented a period of change for both the markets and the Small Cap Core Fund. Following one of its worst declines since the Great Depression, the stock market rallied strongly during the period based on the improved prospects for economic recovery. The Fund also experienced change as it adopted a new core benchmark and stock selection strategy. The Fund’s benchmark changed from the Russell 2000® Growth Index to the Russell 2000® Index during the first quarter of 2009. Concurrently, the Fund transitioned to a new stock selection model that focuses on broad diversification within the small-cap market and introduces a multi-factor stock selection approach. This stock selection model is tailored for small-cap stocks and is designed to avoid stocks that display signs of financial distress or unsustainable growth. The Fund returned 58.39% for the 12-month period ended March 31, 2010, compared with a gain of 62.76% for the Russell 2000 Index.

The strong market recovery over the last 12 months was led by the riskiest, lowest quality stocks. In fact, the period was marked by what proved to be the most extreme rally in low quality stocks evident within our survey of 30 years of data. The primary driver of the Fund’s underperformance during its most recent fiscal year was our disciplined exposure to stocks with solid fundamental records over those with weaker fundamentals and higher valuations. Sector selection was positive during the annual period, but only marginally so due to the nature of our risk management process. As a result, this factor did not fully counterbalance reduced exposure to the less profitable stocks that outperformed.

Despite the protracted nature of the rally in lower quality securities, we continue to focus on high quality small company stocks as we fully implement the new strategy and Fund objectives.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2010
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
SMALL CAP CORE FUND	58.39%	3.69%	–2.50%	3.93%

RUSSELL 2000 INDEX	62.76	3.36	3.68	5.87

RUSSELL 2000® GROWTH INDEX	60.32	3.82	–1.53	2.15

On February 17, 2010, the Small Cap Growth Fund was renamed the Small Cap Core Fund and the Russell 2000® Index replaced the Russell 2000 Growth Index as the Fund’s benchmark to reflect the change in the Fund’s investment strategy from an active small cap growth investment style to a quantitative small cap core investment style.

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Russell 2000 Index is an unmanaged index that tracks the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Growth Index is an unmanaged index measuring the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Information about Investment Considerations can be found on page 127.

PORTFOLIO MANAGERS

ROBERT H. BERGSON With Northern Trust since 1997

ALEX RYER With Northern Trust since 2005

FUND FACTS (as of 3/31/10)

TICKER SYMBOL	NSGRX
INCEPTION DATE	09/30/99
TOTAL NET ASSETS	$39 MILLION
NET ASSET VALUE	$12.38
DIVIDEND SCHEDULE	ANNUALLY
GROSS EXPENSE RATIO	1.86%
NET EXPENSE RATIO	1.22%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Indices, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

EQUITY FUNDS	10	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

SMALL CAP VALUE FUND

PORTFOLIO MANAGEMENT COMMENTARY

The Russell 2000® Value Index gained 65.04% during the 12-month period ended March 31, 2010. This return stands in sharp contrast to the Index’s -38.89% decline in the prior 12-month period. The market recovery was led by the riskiest, lowest quality and smallest stocks within the asset class. In fact, the 12-month period saw the most extreme rally of low quality stocks evident within our survey of 30 years of data, as stocks that our model defines as distressed — i.e., companies with poor earnings quality or declining profitability, high and increasing levels of external financing needs and poor or declining profit margins — gained approximately 85%. In many cases, stocks with no earnings or cash flow rose more than 100%.

For the 12-month period ended March 31, 2010, the Small Cap Value Fund returned 58.27%, underperforming the Russell 2000 Value Index. Our emphasis on higher quality stocks was the key factor in the Fund’s underperformance. The effect of sector weightings was positive, but modest, as designed by our risk management process.

Despite the protracted nature of the rally in lower quality issues, we continue to focus on high quality small-company stocks. It is important to note that intense rallies in lower quality stocks have occurred irregularly over the past 30 years, but have quickly reverted to more accustomed patterns as investor focus returned to stocks with solid fundamentals.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2010
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
SMALL CAP VALUE	58.27%	3.44%	7.66%	9.34%

RUSSELL 2000 VALUE INDEX	65.04	2.75	8.90	9.86

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Russell 2000 Value Index is an unmanaged index that tracks the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Information about Investment Considerations can be found on page 127.

PORTFOLIO MANAGER

ROBERT H. BERGSON With Northern Trust since 1997

FUND FACTS (as of 3/31/10)

TICKER SYMBOL	NOSGX
INCEPTION DATE	04/01/94
TOTAL NET ASSETS	$1.5 BILLION
NET ASSET VALUE	$13.33
DIVIDEND SCHEDULE	ANNUALLY
GROSS EXPENSE RATIO	1.38%
NET EXPENSE RATIO	1.00%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	11	EQUITY FUNDS

EQUITY FUNDS

TECHNOLOGY FUND

PORTFOLIO MANAGEMENT COMMENTARY

Global equities delivered powerful returns during the past 12 months, as investors gained confidence from signs of improving economic growth trends. Technology and healthcare stocks participated in the broader rally, although gains within the latter sector were muted by concern over the effects of the healthcare legislation. Conversely, technology was among the best performing sectors of the U.S. equity market during the annual period.

The Technology Fund posted a 43.16% return during the 12-month period ended March 31, 2010, underperforming the 52.58% return of the NYSE Arca Tech 100 Index®. The Fund’s best-performing stocks on a relative basis were Seagate Technology, SanDisk Corp. and Intuitive Surgical. The largest individual detractors were Isis Pharmaceuticals, GameStop Corp. and Myriad Genetics. In addition, the Fund’s holdings in health care underperformed the broader sector.

Numerous positive long-term trends remain in place for the technology sector, including companies’ transformation to digital business models and the ongoing pressures on corporations to lower costs. New technologies such as virtualization, software as a service and collaboration and Web 2.0 technologies such as social networking, are being implemented by corporations in order to boost productivity and are driving spending to update older infrastructure. Mobile devices, services and applications are becoming more pervasive and increasingly sophisticated, creating an exciting new paradigm for innovation in both the business and consumer markets. Consumers continue to migrate to digital technologies and digital content in the home, which is supporting consumer spending on technology products. Our investment approach seeks to identify innovative technology and healthcare companies whose superior products, strong positions in their end markets and defensible business models should lead to favorable cash flows.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2010
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
TECHNOLOGY	43.16%	2.98%	–11.08%	7.08%

NYSE ARCA TECH 100 INDEX	52.58	5.63	–1.96	11.76

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The NYSE Arca Tech 100 Index is an unmanaged index that tracks the performance of stocks within the technology sector. Information about Investment Considerations can be found on page 127.

PORTFOLIO MANAGERS

MATTHEW PERON With Northern Trust since 2005

DEBORAH L. KOCH With Northern Trust since 2003

FUND FACTS (as of 3/31/10)

TICKER SYMBOL	NTCHX
INCEPTION DATE	04/01/96
TOTAL NET ASSETS	$81 MILLION
NET ASSET VALUE	$12.14
DIVIDEND SCHEDULE	ANNUALLY
GROSS EXPENSE RATIO	1.49%
NET EXPENSE RATIO	1.25%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

EQUITY FUNDS	12	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

THIS PAGE INTENTIONALLY LEFT BLANK

NORTHERN FUNDS ANNUAL REPORT	13	EQUITY FUNDS

EQUITY FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

Amounts in thousands, except per share data	EMERGING MARKETS EQUITY FUND	ENHANCED LARGE CAP FUND	GROWTH EQUITY FUND	INCOME EQUITY FUND	INTERNATIONAL GROWTH EQUITY FUND
ASSETS:
Investments, at cost (2)	$1,165,323	$21,826	$135,984	$287,653	$280,300
Investments, at value (3)	$1,358,371	$25,046	$162,198	$302,768	$315,812
Cash held at broker (restricted $135, respectively)	1,089	–	–	–	–
Foreign currencies held at broker, at value (restricted $604, respectively)	2,374 (4)	–	–	–	–
Foreign currencies, at value (cost $6,248, and $242, respectively)	6,332	–	–	–	241
Dividend income receivable	2,548	41	197	443	1,207
Interest income receivable	38	–	–	836	–
Receivable for foreign tax reclaimable	39	–	–	–	1,448
Receivable for securities sold	–	–	297	3,881	–
Receivable for variation margin on futures contracts	5	–	–	–	–
Receivable for fund shares sold	4,698	–	221	289	291
Receivable from investment adviser	2	1	2	10	10
Prepaid and other assets	1	1	1	1	1
Total Assets	1,375,497	25,089	162,916	308,228	319,010
LIABILITIES:
Payable for securities purchased	5,515	–	–	3,109	–
Payable for variation margin on futures contracts	62	3	–	–	–
Payable for fund shares redeemed	1,113	–	264	709	140
Payable to affiliates:
Investment advisory fees	90	1	26	49	61
Administration fees	38	1	5	9	9
Custody and accounting fees	27	1	1	2	7
Shareholder servicing fees	3	–	2	25	2
Transfer agent fees	26	–	3	6	6
Trustee fees	3	2	6	3	9
Outstanding options written, at value (premiums received $8, respectively)	–	–	11	–	–
Accrued other liabilities	43	28	28	28	28
Total Liabilities	6,920	36	346	3,940	262
Net Assets	$1,368,577	$25,053	$162,570	$304,288	$318,748
ANALYSIS OF NET ASSETS:
Capital stock	$1,308,338	$46,269	$201,418	$323,568	$462,804
Accumulated undistributed net investment income (loss)	(2,234)	8	19	(2,109)	857
Accumulated undistributed net realized loss	(130,869)	(24,464)	(65,078)	(32,286)	(180,447)
Net unrealized appreciation	193,342	3,240	26,211	15,115	35,534
Net Assets	$1,368,577	$25,053	$162,570	$304,288	$318,748
Shares Outstanding ($.0001 par value, unlimited authorization)	121,015	2,990	12,875	27,328	40,257
Net Asset Value, Redemption and Offering Price Per Share	$11.31	$8.38	$12.63	$11.14	$7.92

(1)	Formerly known as the Small Cap Growth Fund.
(2)	Amounts include cost from the Diversified Assets Portfolio of the Northern Institutional Funds of $2,120, $790, $912, $7,574, $2,719, $5,682, $3,074, $493, $1,727, $28,741 and $703, respectively.
(3)	Amounts include value from the Diversified Assets Portfolio of the Northern Institutional Funds of $2,120, $790, $912, $7,574, $2,719, $5,682, $3,074, $493, $1,727, $28,741 and $703, respectively.
(4)	Cost associated with foreign currency is $2,201.

See Notes to the Financial Statements.

EQUITY FUNDS	14	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2010

LARGE CAP VALUE FUND	MID CAP GROWTH FUND	SELECT EQUITY FUND	SMALL CAP CORE FUND(1)	SMALL CAP VALUE FUND	TECHNOLOGY FUND

$195,770	$81,378	$67,326	$35,720	$1,359,215	$64,202
$226,201	$110,194	$82,537	$38,944	$1,462,197	$81,154
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
340	43	43	34	1,887	32
–	–	–	–	–	–
–	–	–	–	–	–
974	–	415	588	–	–
–	–	–	1	–	–
91	–	12	4	2,150	5
9	14	8	32	126	4
1	–	1	1	2	1
227,616	110,251	83,016	39,604	1,466,362	81,196

–	–	–	547	–	–
–	–	–	15	184	–
415	28	234	1	954	83

37	18	13	6	240	16
6	3	2	1	42	2
2	1	1	3	6	1
12	2	6	2	363	7
4	2	2	1	28	1
8	3	4	3	6	4
–	–	–	–	–	–
28	100	28	24	57	28
512	157	290	603	1,880	142
$227,104	$110,094	$82,726	$39,001	$1,464,482	$81,054

$328,434	$168,428	$167,182	$71,692	$1,484,128	$323,198
1,269	(3)	(3)	(4)	1,833	(3)
(133,030)	(87,147)	(99,664)	(35,933)	(124,865)	(259,093)
30,431	28,816	15,211	3,246	103,386	16,952
$227,104	$110,094	$82,726	$39,001	$1,464,482	$81,054

24,242	7,054	4,319	3,152	109,887	6,678
$9.37	$15.61	$19.16	$12.38	$13.33	$12.14

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	15	EQUITY FUNDS

EQUITY FUNDS

STATEMENTS OF OPERATIONS

Amounts in thousands	EMERGING MARKETS EQUITY FUND		ENHANCED LARGE CAP FUND	GROWTH EQUITY FUND	INCOME EQUITY FUND		INTERNATIONAL GROWTH EQUITY FUND
INVESTMENT INCOME:
Dividend income	$14,748	(2)(3)	$547 (4)	$2,988 (4)	$6,769	(2)(3)	$8,568	(3)(4)
Interest income	70		1	1	3,154		–
Other income	24		1	–	11		2
Total Investment Income	14,842		549	2,989	9,934		8,570
EXPENSES:
Investment advisory fees	2,898		75	1,344	2,278		2,917
Administration fees	1,242		37	237	402		438
Custody fees	781		50	64	40		283
Accounting fees	103		25	35	46		49
Transfer agent fees	828		25	158	268		292
Blue sky fees	23		17	20	23		20
SEC fees	5		4	3	4		5
Printing fees	22		30	31	32		26
Professional fees	25		21	21	21		22
Shareholder servicing fees	30		–	11	166		11
Trustee fees	7		7	7	7		7
Interest expense	–		–	1	–		3
Merger-related expenses	–		–	–	–		–
Other	26		10	10	11		12
Total Expenses	5,990		301	1,942	3,298		4,085
Less expenses reimbursed by investment adviser	–		(151)	(360)	(617)		(436)
Net Expenses	5,990		150	1,582	2,681		3,649
Net Investment Income (Loss)	8,852		399	1,407	7,253		4,921
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on:
Investments	(10,019)		(481)	(3,392)	(3,537)		(25,359)
Written options	–		–	(308)	–		–
Futures contracts	7,684		316	–	–		–
Foreign currency transactions	(608)		–	–	–		230
Net change in unrealized appreciation (depreciation) on:
Investments	336,846		10,403	69,257	95,109		135,070
Written options	–		–	(9)	–		–
Futures contracts	178		(29)	–	–		–
Forward foreign currency exchange contracts	(17)		–	–	–		(10)
Translation of other assets and liabilities denominated in foreign currencies	101		–	–	–		71
Net Gains	334,165		10,209	65,548	91,572		110,002
Net Increase in Net Assets Resulting from Operations	$343,017		$10,608	$66,955	$98,825		$114,923

(1)	Formerly known as the Small Cap Growth Fund.
(2)	Amounts include dividend income from the Diversified Assets Portfolio of the Northern Institutional Funds of $1, $3, $1 and $2, respectively.
(3)	Net of $1,717, $5 and $783, respectively, in non-reclaimable foreign withholding taxes.
(4)	Amounts include dividend income from the Diversified Assets Portfolio of the Northern Institutional Funds of which the amount is less than $1.

See Notes to the Financial Statements.

EQUITY FUNDS	16	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEAR ENDED MARCH 31, 2010

LARGE CAP VALUE FUND	MID CAP GROWTH FUND	SELECT EQUITY FUND		SMALL CAP CORE FUND(1)	SMALL CAP VALUE FUND	TECHNOLOGY FUND

$6,791 (2)	$542 (4)	$1,026	(4)	$182 (4)	$22,524 (2)	$522 (4)
5	1	1		–	139	1
7	1	1		–	33	1
6,803	544	1,028		182	22,696	524

2,020	938	680		353	10,576	757
356	165	120		54	1,866	113
40	38	33		73	266	24
43	31	28		25	142	28
238	110	80		36	1,244	76
17	19	18		18	53	16
5	4	4		4	7	4
29	29	31		31	71	31
22	21	21		44	41	21
97	15	40		16	2,880	43
7	7	7		7	14	7
–	1	–		–	–	–
–	87	–		–	–	–
11	10	10		10	21	10
2,885	1,475	1,072		671	17,181	1,130
(271)	(371)	(272)		(231)	(4,739)	(184)
2,614	1,104	800		440	12,442	946
4,189	(560)	228		(258)	10,254	(422)

(23,488)	20,253	7,879		12,412	(59,458)	(542)
–	–	–		–	–	–
–	–	–		170	21,719	–
–	–	–		–	–	–

121,840	23,274	20,059		3,725	570,847	27,161
–	–	–		–	–	–
–	–	–		22	(2,921)	–
–	–	–		–	–	–
–	–	–		–	–	–
98,352	43,527	27,938		16,329	530,187	26,619
$102,541	$42,967	$28,166		$16,071	$540,441	$26,197

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	17	EQUITY FUNDS

EQUITY FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	EMERGING MARKETS EQUITY FUND		ENHANCED LARGE CAP FUND		GROWTH EQUITY FUND		INCOME EQUITY FUND
Amounts in thousands	2010	2009	2010	2009	2010	2009	2010	2009
OPERATIONS:
Net investment income (loss)	$8,852	$10,574	$399	$842	$1,407	$2,898	$7,253	$8,093
Net realized gains (losses)	(2,943)	(127,462)	(165)	(15,340)	(3,700)	(48,806)	(3,537)	(21,227)
Net change in unrealized appreciation (depreciation)	337,108	(249,150)	10,374	(4,018)	69,248	(47,364)	95,109	(90,895)
Net Increase (Decrease) in Net Assets Resulting from Operations	343,017	(366,038)	10,608	(18,516)	66,955	(93,272)	98,825	(104,029)
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions	729,728	(783)	(12,220)	(22,471)	(41,358)	(93,428)	(3,270)	(78,412)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	729,728	(783)	(12,220)	(22,471)	(41,358)	(93,428)	(3,270)	(78,412)
DISTRIBUTIONS PAID:
From net investment income	(12,000)	(8,000)	(396)	(851)	(1,404)	(2,926)	(5,970)	(11,918)
From net realized gains	–	(4,336)	–	–	–	–	–	–
Total Distributions Paid	(12,000)	(12,336)	(396)	(851)	(1,404)	(2,926)	(5,970)	(11,918)
Total Increase (Decrease) in Net Assets	1,060,745	(379,157)	(2,008)	(41,838)	24,193	(189,626)	89,585	(194,359)
NET ASSETS:
Beginning of year	307,832	686,989	27,061	68,899	138,377	328,003	214,703	409,062
End of year	$1,368,577	$307,832	$25,053	$27,061	$162,570	$138,377	$304,288	$214,703
Accumulated Undistributed Net Investment Income (Loss)	$(2,234)	$1,522	$8	$7	$19	$16	$(2,109)	$(3,392)

(1)	Formerly known as the Small Cap Growth Fund.

See Notes to the Financial Statements.

EQUITY FUNDS	18	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

INTERNATIONAL GROWTH EQUITY FUND		LARGE CAP VALUE FUND		MID CAP GROWTH FUND		SELECT EQUITY FUND		SMALL CAP CORE FUND(1)		SMALL CAP VALUE FUND		TECHNOLOGY FUND
2010	2009	2010	2009	2010	2009	2010	2009	2010	2009	2010	2009	2010	2009

$4,921	$13,004	$4,189	$11,086	$(560)	$(142)	$228	$450	$(258)	$(264)	$10,254	$12,840	$(422)	$(292)
(25,129)	(149,384)	(23,488)	(94,393)	20,253	(53,243)	7,879	(41,208)	12,582	(15,394)	(37,739)	(58,379)	(542)	(10,686)
135,131	(172,613)	121,840	(70,318)	23,274	2,400	20,059	(9,577)	3,747	(1,979)	567,926	(448,947)	27,161	(18,163)
114,923	(308,993)	102,541	(153,625)	42,967	(50,985)	28,166	(50,335)	16,071	(17,637)	540,441	(494,486)	26,197	(29,141)

(28,082)	(337,909)	(90,749)	(190,948)	(31,934)	(15,696)	(15,679)	(27,347)	(6,276)	(456)	29,276	449,882	(7,863)	(18,425)
(28,082)	(337,909)	(90,749)	(190,948)	(31,934)	(15,696)	(15,679)	(27,347)	(6,276)	(456)	29,276	449,882	(7,863)	(18,425)

(7,000)	(14,000)	(4,600)	(9,400)	–	–	(300)	(510)	–	–	(10,900)	(11,559)	–	–
–	(24,376)	–	–	–	–	–	–	–	–	–	–	–	–
(7,000)	(38,376)	(4,600)	(9,400)	–	–	(300)	(510)	–	–	(10,900)	(11,559)	–	–
79,841	(685,278)	7,192	(353,973)	11,033	(66,681)	12,187	(78,192)	9,795	(18,093)	558,817	(56,163)	18,334	(47,566)

238,907	924,185	219,912	573,885	99,061	165,742	70,539	148,731	29,206	47,299	905,665	961,828	62,720	110,286
$318,748	$238,907	$227,104	$219,912	$110,094	$99,061	$82,726	$70,539	$39,001	$29,206	$1,464,482	$905,665	$81,054	$62,720
$857	$1,912	$1,269	$1,680	$(3)	$(3)	$(3)	$57	$(4)	$(2)	$1,833	$2,792	$(3)	$(3)

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	19	EQUITY FUNDS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS

EMERGING MARKETS EQUITY FUND
Selected per share data	2010	2009	2008	2007(1)
Net Asset Value, Beginning of Period	$6.46	$12.92	$11.11	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.07	0.26	0.19	0.09
Net realized and unrealized gains (losses)	4.90	(6.41)	2.09	1.08
Total from Investment Operations	4.97	(6.15)	2.28	1.17
LESS DISTRIBUTIONS PAID:
From net investment income(2)	(0.12)	(0.20)	(0.22)	(0.06)
From net realized gains	–	(0.11)	(0.25)	–
Total Distributions Paid	(0.12)	(0.31)	(0.47)	(0.06)
Net Asset Value, End of Period	$11.31	$6.46	$12.92	$11.11
Total Return(3)	77.02%	(47.60)%	20.17%	11.74%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$1,368,577	$307,832	$686,989	$451,651
Ratio to average net assets of:(4)
Expenses, net of credits	0.72%	0.76%	0.72%	0.77%
Expenses, before credits	0.72%	0.76%	0.72%	0.77%
Net investment income, net of credits	1.07%	2.14%	1.45%	1.23%
Net investment income, before credits	1.07%	2.14%	1.45%	1.23%
Portfolio Turnover Rate	13.07%	29.68%	11.32%	16.23%

(1)	Commenced investment operations on April 25, 2006.
(2)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary for federal income tax purposes.
(3)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.
(4)	Annualized for periods less than one year.

See Notes to the Financial Statements.

EQUITY FUNDS	20	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS OR PERIODS ENDED MARCH 31,

ENHANCED LARGE CAP FUND
Selected per share data	2010	2009	2008	2007	2006(1)
Net Asset Value, Beginning of Period	$5.66	$9.41	$11.25	$10.22	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.12	0.16	0.18	0.14	0.04
Net realized and unrealized gains (losses)	2.72	(3.75)	(1.24)	1.13	0.22
Total from Investment Operations	2.84	(3.59)	(1.06)	1.27	0.26
LESS DISTRIBUTIONS PAID:
From net investment income	(0.12)	(0.16)	(0.17)	(0.14)	(0.04)
From net realized gains	–	–	(0.61)	(0.10)	–
Total Distributions Paid	(0.12)	(0.16)	(0.78)	(0.24)	(0.04)
Net Asset Value, End of Period	$8.38	$5.66	$9.41	$11.25	$10.22
Total Return(2)	50.46%	(38.50)%	(10.04)%	12.50%	2.58%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$25,053	$27,061	$68,899	$138,291	$37,543
Ratio to average net assets of:(3)
Expenses, net of reimbursements and credits	0.60%	0.60%	0.60%	0.60%	0.60%
Expenses, before reimbursements and credits	1.21%	0.94%	0.68%	0.78%	1.71%
Net investment income, net of reimbursements and credits	1.61%	1.90%	1.47%	1.49%	1.68%
Net investment income, before reimbursements and credits	1.00%	1.56%	1.39%	1.31%	0.57%
Portfolio Turnover Rate	117.73%	100.07%	191.20%	100.03%	22.05%

(1)	Commenced investment operations on December 16, 2005.
(2)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.
(3)	Annualized for periods less than one year.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	21	EQUITY FUNDS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS continued

GROWTH EQUITY FUND
Selected per share data	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Year	$8.28	$13.17	$16.22	$16.24	$15.64
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.10	0.15	0.12	0.12	0.07
Net realized and unrealized gains (losses)	4.35	(4.89)	(1.10)	1.16	1.60
Total from Investment Operations	4.45	(4.74)	(0.98)	1.28	1.67
LESS DISTRIBUTIONS PAID:
From net investment income	(0.10)	(0.15)	(0.12)	(0.13)	(0.06)
From net realized gains	–	–	(1.95)	(1.17)	(1.01)
Total Distributions Paid	(0.10)	(0.15)	(2.07)	(1.30)	(1.07)
Net Asset Value, End of Year	$12.63	$8.28	$13.17	$16.22	$16.24
Total Return(1)	53.90%	(36.17)%	(7.12)%	7.93%	10.72%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$162,570	$138,377	$328,003	$577,212	$734,552
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	1.00%	1.00%	1.00%	1.00%	1.00%
Expenses, before waivers, reimbursements and credits	1.23%	1.20%	1.16%	1.17%	1.24%
Net investment income, net of waivers, reimbursements and credits	0.89%	1.29%	0.70%	0.67%	0.42%
Net investment income, before waivers, reimbursements and credits	0.66%	1.09%	0.54%	0.50%	0.18%
Portfolio Turnover Rate	67.21%	92.02%	72.00%	88.79%	60.23%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

See Notes to the Financial Statements.

EQUITY FUNDS	22	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

INCOME EQUITY FUND
Selected per share data	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Year	$7.73	$11.60	$13.26	$12.06	$12.11
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.26	0.25	0.32	0.36	0.35
Net realized and unrealized gains (losses)	3.37	(3.72)	(0.90)	1.67	0.94
Total from Investment Operations	3.63	(3.47)	(0.58)	2.03	1.29
LESS DISTRIBUTIONS PAID:
From net investment income	(0.22)	(0.40)	(0.37)	(0.39)	(0.37)
From net realized gains	–	–	(0.71)	(0.44)	(0.97)
Total Distributions Paid	(0.22)	(0.40)	(1.08)	(0.83)	(1.34)
Net Asset Value, End of Year	$11.14	$7.73	$11.60	$13.26	$12.06
Total Return(1)	47.21%	(30.37)%	(4.86)%	17.31%	11.06%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$304,288	$214,703	$409,062	$453,198	$363,336
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	1.00%	1.00%	1.00%	1.00%	1.00%
Expenses, before waivers, reimbursements and credits	1.23%	1.28%	1.28%	1.23%	1.34%
Net investment income, net of waivers, reimbursements and credits	2.71%	2.66%	2.45%	2.81%	2.80%
Net investment income, before waivers, reimbursements and credits	2.48%	2.38%	2.17%	2.58%	2.46%
Portfolio Turnover Rate	26.94%	20.93%	50.08%	32.85%	74.74%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	23	EQUITY FUNDS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS continued

INTERNATIONAL GROWTH EQUITY FUND
Selected per share data	2010	2009		2008	2007		2006
Net Asset Value, Beginning of Year	$5.31	$10.70		$13.61	$12.62		$10.51
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.13	0.32		0.16	0.16		0.11
Net realized and unrealized gains (losses)	2.66	(4.87)		(0.04)	2.25		2.09
Total from Investment Operations	2.79	(4.55)		0.12	2.41		2.20
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.18)	(0.31)		(0.19)	(0.23)		(0.09)
From net realized gains	–	(0.53)		(2.84)	(1.19)		–
Total Distributions Paid	(0.18)	(0.84)		(3.03)	(1.42)		(0.09)
Net Asset Value, End of Year	$7.92	$5.31		$10.70	$13.61		$12.62
Total Return(2)	52.58%	(43.23)%		(0.69)%	19.63%		21.00%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$318,748	$238,907		$924,185	$1,201,357		$1,414,412
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	1.25%	1.26	%(3)	1.25%	1.26	%(3)	1.25%
Expenses, before waivers, reimbursements and credits	1.40%	1.40%		1.39%	1.40%		1.49%
Net investment income, net of waivers, reimbursements and credits	1.69%	2.27%		1.09%	1.14%		0.93%
Net investment income, before waivers, reimbursements and credits	1.54%	2.13%		0.95%	1.00%		0.69%
Portfolio Turnover Rate	44.44%	75.96%		74.69%	69.99%		98.16%

(1)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary for federal income tax purposes.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	Expense ratios, net of waivers, reimbursements and credits, for the year would have been 1.25%, absent the effect of interest expense incurred by the Fund’s temporary borrowings against a line of credit.

See Notes to the Financial Statements.

EQUITY FUNDS	24	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

LARGE CAP VALUE FUND
Selected per share data	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Year	$6.21	$10.23	$13.70	$13.36	$13.44
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.18	0.30	0.31	0.27	0.25
Net realized and unrealized gains (losses)	3.16	(4.07)	(1.93)	1.59	0.90
Total from Investment Operations	3.34	(3.77)	(1.62)	1.86	1.15
LESS DISTRIBUTIONS PAID:
From net investment income	(0.18)	(0.25)	(0.40)	(0.26)	(0.23)
From net realized gains	–	–	(1.45)	(1.26)	(1.00)
Total Distributions Paid	(0.18)	(0.25)	(1.85)	(1.52)	(1.23)
Net Asset Value, End of Year	$9.37	$6.21	$10.23	$13.70	$13.36
Total Return(1)	53.94%	(37.16)%	(13.12)%	14.04%	8.96%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$227,104	$219,912	$573,885	$1,171,644	$1,187,515
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	1.10%	1.10%	1.10%	1.10%	1.10%
Expenses, before waivers, reimbursements and credits	1.21%	1.21%	1.17%	1.18%	1.29%
Net investment income, net of waivers, reimbursements and credits	1.76%	2.95%	2.09%	1.83%	1.80%
Net investment income, before waivers, reimbursements and credits	1.65%	2.84%	2.02%	1.75%	1.61%
Portfolio Turnover Rate	30.54%	61.00%	68.10%	41.13%	33.10%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	25	EQUITY FUNDS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS continued

MID CAP GROWTH FUND
Selected per share data	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Year	$10.52	$16.11	$15.80	$15.06	$12.91
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss	(0.08)	(0.02)	(0.05)	(0.03)	(0.05)
Net realized and unrealized gains (losses)	5.17	(5.57)	0.36	0.77	2.20
Total from Investment Operations	5.09	(5.59)	0.31	0.74	2.15
Net Asset Value, End of Year	$15.61	$10.52	$16.11	$15.80	$15.06
Total Return(1)	48.29%	(34.70)%	1.96%	4.91%	16.65%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$110,094	$99,061	$165,742	$185,151	$319,933
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	1.00%	1.00%	1.00%	1.00%	1.00%
Expenses, before waivers, reimbursements and credits	1.34%	1.26%	1.20%	1.18%	1.26%
Net investment loss, net of waivers, reimbursements and credits	(0.51)%	(0.11)%	(0.28)%	(0.17)%	(0.26)%
Net investment loss, before waivers, reimbursements and credits	(0.85)%	(0.37)%	(0.48)%	(0.35)%	(0.52)%
Portfolio Turnover Rate	156.45%	511.82%	295.78%	140.46%	149.57%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

See Notes to the Financial Statements.

EQUITY FUNDS	26	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED  MARCH 31,

SELECT EQUITY FUND
Selected per share data	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Year	$13.41	$21.48	$20.91	$20.17	$18.11
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.05	0.08	0.08	0.08	0.04
Net realized and unrealized gains (losses)	5.77	(8.06)	0.58	0.73	2.05
Total from Investment Operations	5.82	(7.98)	0.66	0.81	2.09
LESS DISTRIBUTIONS PAID:
From net investment income	(0.07)	(0.09)	(0.09)	(0.07)	(0.03)
Total Distributions Paid	(0.07)	(0.09)	(0.09)	(0.07)	(0.03)
Net Asset Value, End of Year	$19.16	$13.41	$21.48	$20.91	$20.17
Total Return(1)	43.39%	(37.19)%	3.05%	4.09%	11.56%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$82,726	$70,539	$148,731	$178,752	$245,468
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	1.00%	1.00%	1.00%	1.00%	1.00%
Expenses, before waivers, reimbursements and credits	1.34%	1.30%	1.25%	1.25%	1.27%
Net investment income, net of waivers, reimbursements and credits	0.29%	0.39%	0.30%	0.35%	0.17%
Net investment income (loss), before waivers, reimbursements and credits	(0.05)%	0.09%	0.05%	0.10%	(0.10)%
Portfolio Turnover Rate	154.48%	246.80%	157.49%	148.99%	145.09%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	27	EQUITY FUNDS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS continued

SMALL CAP CORE FUND (1)
Selected per share data	2010		2009	2008	2007	2006
Net Asset Value, Beginning of Year	$7.81		$12.56	$13.77	$12.93	$10.32
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss	(0.08)		(0.07)	(0.09)	(0.12)	(0.13)
Net realized and unrealized gains (losses)	4.65		(4.68)	(1.12)	0.96	2.74
Total from Investment Operations	4.57		(4.75)	(1.21)	0.84	2.61
Net Asset Value, End of Year	$12.38		$7.81	$12.56	$13.77	$12.93
Total Return(2)	58.39%		(37.77)%	(8.86)%	6.50%	25.29%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$39,001		$29,206	$47,299	$52,099	$68,010
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	1.22	%(3)	1.25%	1.25%	1.25%	1.25%
Expenses, before waivers, reimbursements and credits	1.86%		1.71%	1.57%	1.53%	1.52%
Net investment loss, net of waivers, reimbursements and credits	(0.71)%		(0.67)%	(0.67)%	(0.80)%	(0.67)%
Net investment loss, before waivers, reimbursements and credits	(1.35)%		(1.13)%	(0.99)%	(1.08)%	(0.94)%
Portfolio Turnover Rate	224.05%		299.24%	244.58%	140.99%	150.83%

(1)	Formerly known as the Small Cap Growth Fund.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	Effective February 17, 2010, the Fund changed its name from the Small Cap Growth Fund to the Small Cap Core Fund and changed its investment strategy from an active small cap growth investment style to a quantitative small cap core investment style. These changes resulted in a reduction to the Fund’s expense limitations, effective February 17, 2010, from 1.25% to 1.00%.

See Notes to the Financial Statements.

EQUITY FUNDS	28	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

SMALL CAP VALUE FUND
Selected per share data	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Year	$8.49	$13.30	$16.62	$17.59	$15.15
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.09	0.12	0.13	0.09	0.13
Net realized and unrealized gains (losses)	4.85	(4.81)	(2.20)	0.91	3.57
Total from Investment Operations	4.94	(4.69)	(2.07)	1.00	3.70
LESS DISTRIBUTIONS PAID:
From net investment income	(0.10)	(0.12)	(0.14)	(0.12)	(0.08)
From net realized gains	–	–	(1.11)	(1.85)	(1.18)
Total Distributions Paid	(0.10)	(0.12)	(1.25)	(1.97)	(1.26)
Net Asset Value, End of Year	$13.33	$8.49	$13.30	$16.62	$17.59
Total Return(1)	58.27%	(35.51)%	(12.63)%	5.78%	25.55%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,464,482	$905,665	$961,828	$951,307	$611,728
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	1.00%	1.00%	1.00%	1.00%	1.00%
Expenses, before waivers, reimbursements and credits	1.38%	1.38%	1.32%	1.24%	1.28%
Net investment income, net of waivers, reimbursements and credits	0.82%	1.20%	0.85%	0.68%	0.85%
Net investment income, before waivers, reimbursements and credits	0.44%	0.82%	0.53%	0.44%	0.57%
Portfolio Turnover Rate	33.26%	36.95%	47.25%	41.07%	31.58%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	29	EQUITY FUNDS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS continued	FOR THE FISCAL YEARS ENDED MARCH 31,

TECHNOLOGY FUND
Selected per share data	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Year	$8.48	$11.98	$12.38	$12.22	$10.48
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss	(0.06)	(0.04)	(0.09)	(0.10)	(0.11)
Net realized and unrealized gains (losses)	3.72	(3.46)	(0.31)	0.26	1.85
Total from Investment Operations	3.66	(3.50)	(0.40)	0.16	1.74
Net Asset Value, End of Year	$12.14	$8.48	$11.98	$12.38	$12.22
Total Return(1)	43.16%	(29.22)%	(3.23)%	1.31%	16.60%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$81,054	$62,720	$110,286	$146,537	$209,298
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	1.25%	1.25%	1.25%	1.25%	1.25%
Expenses, before waivers, reimbursements and credits	1.49%	1.49%	1.41%	1.38%	1.43%
Net investment loss, net of waivers, reimbursements and credits	(0.56)%	(0.34)%	(0.60)%	(0.68)%	(0.54)%
Net investment loss, before waivers, reimbursements and credits	(0.80)%	(0.58)%	(0.76)%	(0.81)%	(0.72)%
Portfolio Turnover Rate	47.81%	140.14%	133.45%	84.66%	75.95%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

See Notes to the Financial Statements.

EQUITY FUNDS	30	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY FUND	MARCH 31, 2010

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 88.2%

Brazil – 7.0%

All America Latina Logistica S.A.	162,728	$1,492

B2W Companhia Global Do Varejo	22,713	490

Banco Bradesco S.A. ADR	19,742	364

Banco do Brasil S.A.	206,468	3,466

Banco Santander Brasil S.A.	105,836	1,308

Banco Santander Brasil S.A. ADR	119,510	1,486

BM&FBOVESPA S.A.	492,561	3,335

BR Malls Participacoes S.A. *	52,755	623

Brasil Telecom S.A. ADR *	870	17

BRF - Brasil Foods S.A.	131,260	3,536

Brookfield, Incorporacoes S.A.	87,865	393

Centrais Eletricas Brasileiras S.A.	90,951	1,340

Cia de Concessoes Rodoviarias	78,825	1,750

Cia de Saneamento Basico do Estado de Sao Paulo	45,757	821

Cia Siderurgica Nacional S.A.	303,190	6,081

Cielo S.A.	246,472	2,321

Cosan S.A. Industria e Comercio *	47,847	583

CPFL Energia S.A.	38,519	766

Cyrela Brazil Realty S.A.	118,672	1,405

EDP - Energias do Brasil S.A.	22,070	424

Empresa Brasileira de Aeronautica S.A.	208,062	1,231

Fibria Celulose S.A. *	65,817	1,423

Gafisa S.A.	147,246	1,018

Gerdau S.A.	40,004	495

Global Village Telecom Holding S.A. *	7,633	247

Hypermarcas S.A. *	53,806	658

JBS S.A.	112,136	501

LLX Logistica S.A. *	111,241	524

Localiza Rent A Car S.A.	48,576	514

Lojas Renner S.A.	48,839	1,121

Marfrig Alimentos S.A.	81,292	930

MRV Engenharia e Participacoes S.A.	106,293	742

Multiplan Empreendimentos Imobiliarios S.A.	26,620	441

Natura Cosmeticos S.A.	69,114	1,403

OGX Petroleo e Gas Participacoes S.A.	519,323	4,862

PDG Realty S.A. Empreendimentos e Participacoes	156,462	1,303

Petroleo Brasileiro S.A. - Petrobras	916,993	20,471

Petroleo Brasileiro S.A. ADR	18,373	727

Porto Seguro S.A.	36,808	373

Redecard S.A.	135,124	2,500

Rossi Residencial S.A.	69,436	484

Satipel Industrial S.A.	82,889	715

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 88.2% continued

Brazil – 7.0% continued

Souza Cruz S.A.	30,748	$1,072

Tele Norte Leste Participacoes S.A.	26,199	563

Tractebel Energia S.A.	52,438	589

Usinas Siderurgicas de Minas Gerais S.A.	45,683	1,601

Vale S.A.	506,162	16,266

Vale S.A. ADR	17,008	547
Vivo Participacoes S.A. ADR	1,900	52
		95,374

Chile – 1.3%

AES Gener S.A.	970,376	436

Banco de Credito e Inversiones	12,203	474

Banco Santander Chile	18,957,313	1,244

CAP S.A.	29,965	960

Centros Comerciales Sudamericanos S.A.	351,253	1,376

Colbun S.A.	2,810,427	716

Compania Cervecerias Unidas S.A.	50,999	381

Empresa Nacional de Electricidad S.A. ADR	3,800	179

Empresa Nacional de Electricidad S.A.	1,203,529	1,882

Empresas CMPC S.A.	44,197	1,864

Empresas COPEC S.A.	182,806	2,718

Enersis S.A.	4,795,049	1,922

Enersis S.A. ADR	9,024	180

ENTEL Chile S.A.	42,512	576

Lan Airlines S.A.	46,100	818

Lan Airlines S.A. ADR	8,335	147

SACI Falabella	115,449	677

Sociedad Quimica y Minera de Chile S.A. ADR	3,193	119

Sociedad Quimica y Minera de Chile S.A., Class B	33,039	1,236
Vina Concha y Toro S.A.	194,612	445
		18,350

China – 17.1%

Agile Property Holdings Ltd.	648,000	883

Air China Ltd., Class H *	884,705	912

Alibaba.com Ltd.	505,632	1,015

Aluminum Corp. of China Ltd., Class H *	1,581,435	1,629

Angang Steel Co. Ltd., Class H	434,798	795

Anhui Conch Cement Co. Ltd., Class H	165,025	1,088

Anta Sports Products Ltd.	299,432	493

Bank of China Ltd., Class H	22,897,628	12,181

Bank of Communications Co. Ltd., Class H	2,316,010	2,753

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	31	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 88.2% continued

China – 17.1% continued

BBMG Corp., Class H *	351,341	$354

Beijing Capital International Airport Co. Ltd., Class H *	762,000	455

Beijing Enterprises Holdings Ltd.	205,271	1,427

Belle International Holdings Ltd.	1,524,000	2,046

Byd Co. Ltd., Class H *	207,199	2,050

Chaoda Modern Agriculture Holdings Ltd.	976,110	1,036

China Agri-Industries Holdings Ltd.	619,917	854

China BlueChemical Ltd., Class H	674,851	439

China Citic Bank, Class H	1,992,572	1,490

China Coal Energy Co., Class H	1,402,232	2,181

China Communications Construction Co. Ltd., Class H	1,688,287	1,590

China Communications Services Corp. Ltd., Class H	719,035	361

China Construction Bank Corp., Class H	18,048,832	14,754

China COSCO Holdings Co. Ltd., Class H	983,721	1,298

China Dongxiang Group Co.	908,752	654

China Everbright Ltd.	287,110	767

China High Speed Transmission Equipment Group Co. Ltd.	349,690	771

China International Marine Containers Co. Ltd., Class B	286,600	402

China Life Insurance Co. Ltd., Class H	2,988,544	14,357

China Longyuan Power Group Corp., Class H *	614,473	726

China Mengniu Dairy Co. Ltd. *	453,000	1,408

China Merchants Bank Co. Ltd., Class H	1,570,357	4,239

China Merchants Holdings International Co. Ltd.	439,249	1,614

China Minsheng Banking Corp. Ltd., Class H *	1,264,855	1,303

China Mobile Ltd.	2,416,712	23,207

China National Building Material Co. Ltd., Class H	482,000	931

China Oilfield Services Ltd., Class H	615,558	901

China Overseas Land & Investment Ltd.	1,638,475	3,693

China Pacific Insurance Group Co. Ltd. *	325,384	1,438

China Petroleum & Chemical Corp., Class H	6,401,835	5,243

China Railway Construction Corp. Ltd., Class H	749,500	922

China Railway Group Ltd., Class H *	1,518,827	1,094

China Resources Enterprise Ltd.	481,628	1,785

China Resources Land Ltd.	807,756	1,752

China Resources Power Holdings Co. Ltd.	658,200	1,406

China Shenhua Energy Co. Ltd., Class H	1,297,136	5,589

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 88.2% continued

China – 17.1% continued

China Shipping Container Lines Co. Ltd., Class H *	1,354,695	$539

China Shipping Development Co. Ltd., Class H	520,095	847

China South Locomotive and Rolling Stock Corp., Class H	770,669	603

China Taiping Insurance Holdings Co. Ltd. *	307,660	1,079

China Telecom Corp. Ltd., Class H	5,570,339	2,730

China Travel International Investment Hong Kong	1,140,749	309

China Unicom Hong Kong Ltd.	2,366,494	2,642

China Vanke Co. Ltd., Class B	473,572	544

China Yurun Food Group Ltd.	437,148	1,327

China Zhongwang Holdings Ltd. *	650,800	570

Citic Pacific Ltd.	439,363	1,054

CNOOC Ltd.	7,177,433	11,847

Cosco Pacific Ltd.	454,000	686

Country Garden Holdings Co.	1,648,439	591

Datang International Power Generation Co. Ltd., Class H	1,263,875	572

Denway Motors Ltd.	1,962,069	1,042

Dongfang Electric Corp. Ltd., Class H	70,000	397

Dongfeng Motor Group Co. Ltd., Class H	1,089,169	1,764

Fosun International	644,160	514

Franshion Properties China Ltd.	1,283,791	436

Fushan International Energy Group Ltd.	1,107,933	840

Geely Automobile Holdings Ltd.	1,463,423	772

Golden Eagle Retail Group Ltd.	271,675	545

GOME Electrical Appliances Holdings Ltd. *	3,020,874	1,013

Greentown China Holdings Ltd.	229,651	323

Guangdong Investment Ltd.	996,514	539

Guangzhou R&F Properties Co. Ltd., Class H	386,414	632

Harbin Power Equipment Co. Ltd., Class H	269,135	221

Hengan International Group Co. Ltd.	269,398	2,005

Hidili Industry International Development Ltd. *	417,465	453

Hopson Development Holdings Ltd.	292,163	473

Huabao International Holdings Ltd.	499,000	599

Huaneng Power International, Inc., Class H	1,224,501	711

Industrial & Commercial Bank of China, Class H	18,346,565	13,959

Inner Mongolia Yitai Coal Co., Class B *	126,644	1,181

Jiangsu Express Co. Ltd., Class H	464,000	438

See Notes to the Financial Statements.

EQUITY FUNDS	32	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2010

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 88.2% continued

China – 17.1% continued

Jiangxi Cooper Co. Ltd., Class H	556,000	$1,241

Kingboard Chemical Holdings Ltd.	237,257	1,078

Kunlun Energy Co. Ltd.	991,230	1,387

Lenovo Group Ltd.	1,908,000	1,313

Li Ning Co. Ltd.	294,052	1,064

Maanshan Iron & Steel, Class H *	705,290	408

Metallurgical Corp. of China Ltd., Class H *	982,284	537

Nine Dragons Paper Holdings Ltd.	647,923	1,080

Parkson Retail Group Ltd.	507,000	875

PetroChina Co. Ltd., Class H	8,475,438	9,937

PICC Property & Casualty Co. Ltd., Class H *	970,849	987

Ping An Insurance Group Co. of China Ltd., Class H	513,953	4,418

Poly Hong Kong Investment Ltd.	597,842	761

Renhe Commercial Holdings Co. Ltd.	3,084,539	714

Semiconductor Manufacturing International Corp. *	6,729,877	865

Shandong Weigao Group Medical Polymer Co. Ltd., Class H	145,029	605

Shanghai Electric Group Co. Ltd., Class H	1,132,000	550

Shanghai Industrial Holdings Ltd.	217,043	993

Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class B	187,600	347

Shanghai Zhenhua Heavy Industry Co. Ltd., Class B	342,210	260

Shimao Property Holdings Ltd.	639,403	1,172

Shui On Land Ltd.	1,106,397	564

Sinofert Holdings Ltd.	846,000	504

Sino-Ocean Land Holdings Ltd.	1,243,301	1,096

Sinopec Shanghai Petrochemical Co. Ltd., Class H *	934,670	370

Sinopharm Group Co. *	221,738	995

Sinotruk Hong Kong Ltd.	303,430	321

Skyworth Digital Holdings Ltd.	601,659	704

Soho China Ltd.	852,778	482

Tencent Holdings Ltd.	364,914	7,304

Tingyi Cayman Islands Holding Corp.	672,435	1,586

Tsingtao Brewery Co. Ltd., Class H	131,767	665

Want Want China Holdings Ltd.	1,060,870	751

Weichai Power Co. Ltd., Class H	81,064	677

Wumart Stores, Inc., Class H	203,470	407

Xinao Gas Holdings Ltd.	295,279	753

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 88.2% continued

China – 17.1% continued

Yantai Changyu Pioneer Wine Co., Class B	71,728	$597

Yanzhou Coal Mining Co. Ltd., Class H	787,138	1,895

Zhejiang Expressway Co. Ltd., Class H	575,294	518

Zijin Mining Group Co. Ltd., Class H	1,606,775	1,267
ZTE Corp., Class H	133,388	809
		233,940

Colombia – 0.6%

Almacenes Exito S.A.	46,328	419

BanColombia S.A.	92,130	1,068

BanColombia S.A. ADR	8,252	377

Cementos Argos S.A.	115,221	718

Ecopetrol S.A.	1,628,525	2,287

Grupo de Inversiones Suramericana S.A.	84,574	1,244

Inversiones Argos S.A.	116,455	1,199
ISA S.A.	151,179	1,006
		8,318

Czech Republic – 0.4%

CEZ A.S.	62,422	2,949

Komercni Banka A.S.	5,885	1,195
Telefonica O2 Czech Republic A.S.	44,125	1,030
		5,174

Egypt – 0.5%

Commercial International Bank	99,689	1,177

Egyptian Co. for Mobile Services	12,002	466

Egyptian Financial Group-Hermes Holding S.A.E	91,934	527

Egyptian Kuwait Holding Co.	243,887	546

ElSwedy Cables Holding Co.	13,087	178

Ezz Steel *	86,408	329

Orascom Construction Industries	34,475	1,655

Orascom Telecom Holding S.A.E	1,064,574	1,093

Sidi Kerir Petrochemcials Co.	83,574	222

Talaat Moustafa Group *	176,444	245
Telecom Egypt	136,674	423
		6,861

Hungary – 0.6%

Magyar Telekom Telecommunications PLC	188,150	769

MOL Hungarian Oil and Gas Nyrt *	21,005	2,145

OTP Bank PLC *	112,442	3,940
Richter Gedeon Nyrt.	5,606	1,212
		8,066

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	33	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 88.2% continued

India – 7.5%

ABB Ltd.	21,167	$391

ACC Ltd.	21,048	445

Aditya Birla Nuvo Ltd.	13,672	275

Ambuja Cements Ltd.	244,352	652

Axis Bank Ltd.	88,862	2,307

Bajaj Auto Ltd.	17,418	781

Bharat Heavy Electricals Ltd.	47,173	2,511

Bharat Petroleum Corp. Ltd.	34,800	401

Cairn India Ltd. *	114,432	777

Cipla Ltd.	132,105	994

DLF Ltd.	163,366	1,121

Dr. Reddy’s Laboratories Ltd.	28,318	800

Dr. Reddy’s Laboratories Ltd. ADR	12,305	347

GAIL India Ltd.	152,790	1,395

GMR Infrastructure Ltd. *	294,155	411

Grasim Industries Ltd.	7,445	467

HCL Technologies Ltd.	64,760	517

HDFC Bank Ltd.	92,847	3,991

HDFC Bank Ltd. ADR	6,300	878

Hero Honda Motors Ltd.	32,047	1,387

Hindalco Industries Ltd.	383,911	1,549

Hindustan Unilever Ltd.	350,237	1,868

Housing Development & Infrastructure Ltd. *	50,461	321

Housing Development Finance Corp.	84,803	5,132

ICICI Bank Ltd.	267,599	5,677

ICICI Bank Ltd. ADR	22,771	972

Idea Cellular Ltd. *	248,491	362

Indiabulls Real Estate Ltd. *	128,652	436

Infosys Technologies Ltd.	156,936	9,130

Infosys Technologies Ltd. ADR	27,237	1,603

Infrastructure Development Finance Co. Ltd.	259,985	932

ITC Ltd.	441,099	2,584

Jaiprakash Associates Ltd.	379,846	1,262

Jindal Steel & Power Ltd.	149,485	2,340

JSW Steel Ltd.	30,024	826

Kotak Mahindra Bank Ltd.	51,572	857

Larsen & Toubro Ltd.	81,935	2,976

Mahindra & Mahindra Ltd.	112,298	1,354

Maruti Suzuki India Ltd.	27,613	872

NTPC Ltd.	364,281	1,681

Oil & Natural Gas Corp. Ltd.	103,142	2,523

Ranbaxy Laboratories Ltd. *	42,127	446

Reliance Capital Ltd.	39,406	663

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 88.2% continued

India – 7.5% continued

Reliance Communications Ltd.	248,491	$940

Reliance Industries Ltd.	413,073	9,882

Reliance Industries Ltd., GDR

(London Exchange) (1)(2)	57,426	2,773

Reliance Infrastructure Ltd.	40,674	905

Reliance Natural Resources Ltd. *	261,709	363

Satyam Computer Services Ltd. *	212,905	438

Sesa Goa Ltd.	131,747	1,376

Siemens India Ltd.	32,449	534

State Bank of India Ltd.	25,486	1,178

Steel Authority Of India Ltd.	182,400	1,024

Sterlite Industries India Ltd.	151,812	2,867

Sun Pharmaceuticals Industries Ltd.	28,930	1,154

Suzlon Energy Ltd. *	249,558	399

Tata Consultancy Services Ltd.	188,628	3,274

Tata Motors Ltd.	86,653	1,459

Tata Power Company Ltd.	39,025	1,193

Tata Steel Ltd.	113,929	1,603

Unitech Ltd.	478,528	782

United Phosphorus Ltd.	86,312	287

United Spirits Ltd.	32,771	962

Wipro Ltd.	104,258	1,641

Wipro Ltd. ADR	13,570	316
Zee Entertainment Enterprises Ltd.	78,197	467
		103,031

Indonesia – 2.0%

Adaro Energy PT	3,202,720	688

Aneka Tambang Tbk PT	1,323,500	349

Astra Agro Lestari Tbk PT	159,537	430

Astra International Tbk PT	812,076	3,740

Bank Central Asia Tbk PT	4,946,192	2,984

Bank Danamon Indonesia Tbk PT	1,164,596	666

Bank Mandiri Tbk PT	2,912,597	1,713

Bank Negara Indonesia Persero Tbk PT	1,524,582	381

Bank Rakyat Indonesia	2,203,829	1,999

Bumi Resources Tbk PT	7,008,712	1,730

Indo Tambangraya Megah PT	135,778	567

Indocement Tunggal Prakarsa Tbk PT	589,803	922

Indofood Sukses Makmur Tbk PT	1,757,371	729

Indosat Tbk PT	541,847	328

International Nickel Indonesia Tbk PT	838,123	434

Lippo Karawaci Tbk PT *	4,507,637	297

Perusahaan Gas Negara PT	4,374,112	2,039

Semen Gresik Persero Tbk PT	598,255	479

See Notes to the Financial Statements.

EQUITY FUNDS	34	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2010

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 88.2% continued

Indonesia – 2.0% continued

Tambang Batubara Bukit Asam Tbk PT	322,500	$616

Telekomunikasi Indonesia Tbk PT	4,043,173	3,597

Unilever Indonesia Tbk PT	610,528	814
United Tractors Tbk PT	600,226	1,208
		26,710

Israel – 2.9%

Bank Hapoalim BM *	397,353	1,767

Bank Leumi Le-Israel BM *	473,357	2,226

Bezeq Israeli Telecommunication Corp. Ltd.	480,095	1,361

Cellcom Israel Ltd.	19,717	687

Check Point Software Technologies *	67,061	2,351

Delek Group Ltd.	1,593	365

Discount Investment Corp.	10,243	285

Elbit Systems Ltd.	8,441	539

Israel (The) Corp. Ltd. *	773	655

Israel Chemicals Ltd.	203,373	2,742

Israel Discount Bank Ltd., Class A *	199,001	455

Makhteshim-Agan Industries Ltd.	95,960	434

Mizrahi Tefahot Bank Ltd. *	49,330	466

NICE Systems Ltd. *	24,766	787

Ormat Industries Ltd.	21,214	162

Partner Communications Co. Ltd.	30,902	693
Teva Pharmaceutical Industries Ltd.	370,154	23,439
		39,414

Malaysia – 2.8%

AirAsia Bhd. *	495,900	211

Alliance Financial Group Bhd.	371,600	328

AMMB Holdings Bhd.	785,937	1,205

Astro All Asia Networks PLC	192,100	252

Axiata Group Bhd. *	1,017,325	1,199

Berjaya Sports Toto Bhd.	295,457	405

British American Tobacco Malaysia Bhd.	57,200	774

Bursa Malaysia Bhd.	136,800	329

CIMB Group Holdings Bhd.	791,500	3,408

Digi.Com Bhd.	140,300	971

Gamuda Bhd.	646,000	574

Genting Bhd.	892,500	1,804

Genting Malaysia Bhd.	1,295,600	1,138

Genting Plantations Bhd.	90,700	193

Hong Leong Bank Bhd.	191,100	506

Hong Leong Financial Group Bhd.	106,100	275

IGB Corp. Bhd.	353,600	205

IJM Corp. Bhd.	450,020	673

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 88.2% continued

Malaysia – 2.8% continued

IOI Corp. Bhd.	1,477,140	$2,441

KLCC Property Holdings Bhd.	181,800	187

Kuala Lumpur Kepong Bhd.	193,150	988

Lafarge Malayan Cement Bhd.	136,200	265

Malayan Banking Bhd.	1,421,806	3,253

Malaysian Airline System Bhd. *	336,500	221

Maxis Bhd	752,151	1,231

MISC Bhd	538,260	1,338

MMC Corp. Bhd.	303,900	228

Parkson Holdings Bhd.	214,964	389

Petronas Dagangan Bhd.	100,100	277

Petronas Gas Bhd.	198,600	597

PLUS Expressways Bhd.	599,100	621

PPB Group Bhd.	214,400	1,182

Public Bank Bhd.	9,913	35

Public Bank Bhd. (Registered)	415,800	1,488

RHB Capital Bhd.	173,000	299

Sime Darby Bhd.	1,206,215	3,216

SP Setia Bhd.	333,000	427

Tanjong PLC	81,000	445

Telekom Malaysia Bhd.	427,000	450

Tenaga Nasional Bhd.	783,700	1,925

UMW Holdings Bhd.	231,000	449

YTL Corp. Bhd.	332,890	765
YTL Power International Bhd.	830,299	558
		37,725

Mexico – 4.4%

Alfa S.A.B. de C.V., Class A	123,518	973

America Movil S.A.B. de C.V., Series L	7,295,946	18,381

Carso Global Telecom S.A.B. de C.V., Series A1 *	279,761	1,429

Cemex S.A.B. de C.V., Series CPO *	3,576,121	3,670

Coca-Cola Femsa S.A.B. de C.V., Series L	108,845	726

Desarrolladora Homex S.A.B. de C.V. *	87,568	414

Fomento Economico Mexicano S.A.B. de C.V., Series UBD	867,967	4,129

Grupo Aeroportuario del Pacifico S.A.B.de C.V., Class B	191,352	711

Grupo Bimbo S.A.B. de C.V., Series A	141,757	1,247

Grupo Carso S.A.B. de C.V., Series A1	233,406	873

Grupo Elektra S.A. de C.V.	29,316	1,489

Grupo Financiero Banorte S.A.B. de C.V., Class O	567,455	2,517

Grupo Financiero Inbursa S.A., Class O	268,092	932

Grupo Mexico S.A.B. de C.V., Series B	1,532,453	4,120

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	35	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 88.2% continued

Mexico – 4.4% continued

Grupo Modelo S.A.B. de C.V., Series C *	203,005	$1,199

Grupo Televisa S.A., Series CPO	978,435	4,134

Industrias Penoles S.A.B. de C.V.	39,894	841

Kimberly-Clark de Mexico S.A.B. de C.V., Class A	213,809	1,212

Mexichem S.A.B. de C.V.	361,673	1,063

Telefonos de Mexico S.A.B. de C.V., Series L	2,141,310	1,677

Telmex Internacional S.A.B. de C.V., Series L	2,103,817	2,032

Urbi Desarrollos Urbanos S.A.B. de C.V. *	195,934	464
Wal-Mart de Mexico S.A.B. de C.V., Series V	1,178,594	6,039
		60,272

Morocco – 0.2%

Attijariwafa Bank	11,584	404

Douja Promotion Groupe Addoha S.A.	39,613	539

Maroc Telecom	70,602	1,353
ONA S.A.	2,082	334
		2,630

Peru – 0.5%

Cia de Minas Buenaventura S.A. ADR	76,406	2,366

Credicorp Ltd.	27,252	2,403
Southern Copper Corp.	85,346	2,703
		7,472

Philippines – 0.4%

Ayala Corp.	70,926	519

Ayala Land, Inc.	2,075,780	598

Banco de Oro Unibank, Inc.	282,100	259

Bank of the Philippine Islands	522,708	519

Energy Development Corp.	3,069,250	339

Globe Telecom, Inc.	13,260	293

Jollibee Foods Corp.	165,600	215

Manila Electric Co.	181,280	706

Metropolitan Bank & Trust	217,100	240

Philippine Long Distance Telephone Co.	18,760	1,003

SM Investments Corp.	73,607	602
SM Prime Holdings, Inc.	1,597,251	346
		5,639

Poland – 1.3%

Asseco Poland S.A	23,513	468

Bank Handlowy w Warszawie S.A. *	13,009	364

Bank Millennium S.A. *	123,204	189

Bank Millennium S.A. PDA *	46,182	71

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 88.2% continued

Poland – 1.3% continued

Bank Pekao S.A. *	47,348	$2,750

Bank Zachodni WBK S.A. *	8,774	632

BRE Bank S.A. *	4,377	399

Cyfrowy Polsat S.A.	31,474	172

Getin Holding S.A. *	127,694	480

Globe Trade Centre S.A. *	47,935	417

Grupa Lotos S.A. *	25,815	268

ING Bank Slaski S.A. *	1,370	357

KGHM Polska Miedz S.A.	56,110	2,112

PBG S.A. *	3,950	298

Polska Grupa Energetyczna S.A. *	103,725	838

Polski Koncern Naftowy Orlen S.A. *	128,560	1,749

Polskie Gornictwo Naftowe I

Gazownictwo S.A.	471,805	605

Powszechna Kasa Oszczednosci Bank

Polski S.A.	250,765	3,505

Telekomunikacja Polska S.A.	267,385	1,517
TVN S.A.	53,988	341
		17,532

Russia – 6.3%

Comstar United Telesystems OJSC GDR (Registered)	66,919	471

Federal Grid Co. Unified Energy System JSC *	115,736,141	1,470

Gazprom Neft JSC	118,712	611

Gazprom Neft JSC ADR	2,930	77

Gazprom OAO	605,062	3,518

Gazprom OAO ADR (London Exchange)	791,023	18,496

Gazprom OAO ADR (OTC Exchange)	7,800	183

Inter Rao Ues OAO *	410,454,371	739

LUKOIL OAO	27,510	1,570

LUKOIL OAO ADR (London Exchange)	140,544	7,976

LUKOIL OAO ADR (OTC Exchange)	19,800	1,123

Mechel ADR	58,556	1,664

MMC Norilsk Nickel *	9,121	1,684

MMC Norilsk Nickel ADR (London Exchange) *	85,912	1,585

MMC Norilsk Nickel ADR (OTC Exchange) *	167,233	3,084

Mobile Telesystems OJSC ADR	80,049	4,443

NovaTek OAO GDR (Registered)	36,581	2,645

Novolipetsk Steel OJSC GDR (Registered) *	31,272	1,081

Pharmstandard GDR (Registered) *	30,333	759

Polymetal *	26,508	276

Polymetal GDR (Registered) *	14,441	149

See Notes to the Financial Statements.

EQUITY FUNDS	36	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2010

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 88.2% continued

Russia – 6.3% continued

Polyus Gold Co.	10,152	$500

Polyus Gold Co. ADR (London Exchange)	13,591	350

Polyus Gold Co. ADR (OTC Exchange)	27,062	697

Rosneft Oil Co.	231,822	1,847

Rosneft Oil Co. GDR	278,653	2,216

RusHydro *	20,182,681	1,058

RusHydro ADR *	230,796	1,214

Sberbank *	56,000	164

Sberbank of Russian Federation	3,411,538	9,984

Severstal OAO *	8,100	108

Severstal OAO GDR (Registered) *	72,526	1,059

Sistema JSFC GDR (Registered) *	38,740	1,050

Surgutneftegaz	784,364	784

Surgutneftegaz ADR	146,562	813

Surgutneftegaz ADR (London Exchange)	81,494	809

Surgutneftegaz ADR (OTC Exchange)	127,109	1,260

Tatneft	136,880	674

Tatneft ADR	1,663	52

Tatneft ADR (London Exchange)	70,303	2,196

TMK OAO GDR (Registered) *	22,291	460

Uralkali *	139,573	586

Uralkali GDR (Registered) *	31,769	667

Vimpel-Communications ADR	123,589	2,275

VTB Bank OJSC	298,628,826	806

VTB Bank OJSC GDR (1)(2)	11,036	58

VTB Bank OJSC GDR (Registered)	154,552	854
Wimm-Bill-Dann Foods OJSC ADR	28,279	634
		86,779

South Africa – 6.9%

ABSA Group Ltd.	129,776	2,536

African Bank Investments Ltd.	306,482	1,499

African Rainbow Minerals Ltd.	42,591	1,120

Anglo Platinum Ltd. *	26,396	2,683

AngloGold Ashanti Ltd.	123,575	4,694

ArcelorMittal South Africa Ltd. *	71,594	910

Aspen Pharmacare Holdings Ltd. *	103,892	1,134

Aveng Ltd.	158,794	820

Bidvest Group Ltd.	117,807	2,201

Discovery Holdings Ltd.	106,985	507

FirstRand Ltd.	1,132,295	3,141

Foschini Ltd.	81,846	752

Gold Fields Ltd.	268,826	3,394

Growthpoint Properties Ltd.	587,979	1,191

Harmony Gold Mining Co. Ltd.	145,278	1,374

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 88.2% continued

South Africa – 6.9% continued

Impala Platinum Holdings Ltd.	215,546	$6,325

Imperial Holdings Ltd.	68,335	942

Investec Ltd.	86,529	743

Kumba Iron Ore Ltd.	32,195	1,561

Kumba Resources Ltd.	50,098	866

Liberty Holdings Ltd.	45,967	458

Massmart Holdings Ltd.	80,816	1,204

MTN Group Ltd.	591,305	9,087

Murray & Roberts Holdings Ltd.	126,475	751

Naspers Ltd., Class N	154,403	6,701

Nedbank Group Ltd.	70,058	1,355

Netcare Ltd. *	371,685	673

Northam Platinum Ltd.	57,750	380

Pick’n Pay Stores Ltd.	91,335	539

Pretoria Portland Cement Co. Ltd.	199,687	937

Redefine Properties Ltd.	955,288	1,028

Remgro Ltd.	173,817	2,339

Reunert Ltd.	71,068	567

RMB Holdings Ltd.	291,453	1,295

Sanlam Ltd.	824,191	2,815

Sappi Ltd. *	204,787	910

Sasol Ltd.	230,694	9,580

Shoprite Holdings Ltd.	163,636	1,632

Standard Bank Group Ltd.	469,228	7,384

Steinhoff International Holdings Ltd. *	505,924	1,388

Telkom S.A. Ltd.	104,693	491

Tiger Brands Ltd.	64,766	1,630

Truworths International Ltd.	173,389	1,244

Vodacom Group Pty Ltd.	149,319	1,140
Woolworths Holdings Ltd.	272,679	844
		94,765

South Korea – 12.1%

Amorepacific Corp.	1,291	940

Busan Bank	63,682	683

Celltrion, Inc. *	21,660	380

Cheil Industries, Inc.	19,074	1,078

CJ CheilJedang Corp.	3,142	624

Daegu Bank	47,730	639

Daelim Industrial Co. Ltd.	11,176	740

Daewoo Engineering & Construction Co. Ltd.	45,740	444

Daewoo International Corp.	20,228	643

Daewoo Securities Co. Ltd. *	49,610	893

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	37	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 88.2% continued

South Korea – 12.1% continued

Daewoo Shipbuilding & Marine Engineering Co. Ltd.	38,420	$736

Dongbu Insurance Co. Ltd. *	15,650	446

Dongkuk Steel Mill Co. Ltd.	14,870	302

Doosan Corp.	3,987	452

Doosan Heavy Industries and Construction Co. Ltd.	12,654	1,012

Doosan Infracore Co. Ltd. *	30,390	550

Glovis Co. Ltd.	4,517	392

GS Engineering & Construction Corp.	14,335	1,234

GS Holdings	20,520	727

Hana Financial Group, Inc.	76,570	2,373

Hanjin Heavy Industries & Construction Co. Ltd.	12,448	283

Hankook Tire Co. Ltd.	30,530	577

Hanwha Chem Corp.	31,502	384

Hanwha Corp.	19,568	713

Hite Brewery Co. Ltd.	2,109	265

Honam Petrochemical Corp.	5,761	578

Hynix Semiconductor, Inc. *	189,390	4,464

Hyosung Corp.	9,164	657

Hyundai Department Store Co. Ltd.	5,921	541

Hyundai Development Co.	22,700	663

Hyundai Engineering & Construction Co. Ltd.	20,118	1,103

Hyundai Heavy Industries Co. Ltd.	15,262	3,193

Hyundai Mipo Dockyard	4,417	606

Hyundai Mobis	25,408	3,366

Hyundai Motor Co.	61,918	6,315

Hyundai Securities Co. *	47,770	573

Hyundai Steel Co.	22,156	1,680

Industrial Bank of Korea	65,510	856

Kangwon Land, Inc.	38,660	581

KB Financial Group, Inc.	131,888	6,358

KCC Corp.	1,900	595

Kia Motors Corp.	85,280	1,901

Korea Electric Power Corp. *	103,076	3,328

Korea Exchange Bank	103,600	1,235

Korea Gas Corp.	9,296	393

Korea Investment Holdings Co. Ltd. *	14,850	408

Korea Life Insurance Co. Ltd. *	70,480	546

Korea Zinc Co. Ltd.	3,407	604

Korean Air Lines Co. Ltd. *	14,447	852

KT Corp.	51,376	2,126

KT&G Corp.	44,585	2,467

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 88.2% continued

South Korea – 12.1% continued

LG Chem Ltd.	18,633	$3,957

LG Corp.	38,116	2,393

LG Display Co. Ltd.	93,390	3,299

LG Electronics, Inc.	37,756	3,839

LG Household & Health Care Ltd.	3,450	923

LG Telecom Ltd.	101,232	690

Lotte Confectionery Co. Ltd.	285	332

Lotte Shopping Co. Ltd.	3,500	1,018

LS Corp.	7,107	620

LS Industrial Systems Co. Ltd.	6,678	474

Mirae Asset Securities Co. Ltd. *	9,250	466

NCSoft Corp.	5,658	717

NHN Corp. *	16,425	2,614

OCI Co. Ltd.	5,513	960

POSCO	26,261	12,283

S1 Corp.	6,843	282

Samsung C&T Corp.	50,187	2,699

Samsung Card Co.	14,815	672

Samsung Electro-Mechanics Co. Ltd.	23,985	2,436

Samsung Electronics Co. Ltd.	44,365	32,088

Samsung Engineering Co. Ltd.	12,049	1,245

Samsung Fire & Marine Insurance Co. Ltd. *	15,223	2,440

Samsung Heavy Industries Co. Ltd.	64,890	1,510

Samsung SDI Co. Ltd.	13,716	1,720

Samsung Securities Co. Ltd. *	20,122	1,084

Samsung Techwin Co. Ltd.	14,932	1,120

Shinhan Financial Group Co. Ltd.	161,891	6,403

Shinsegae Co. Ltd.	5,681	2,687

SK Broadband Co. Ltd. *	58,078	275

SK Energy Co. Ltd.	24,144	2,590

SK Holdings Co. Ltd.	9,427	837

SK Networks Co. Ltd.	29,240	297

SK Telecom Co. Ltd.	15,887	2,442

S-Oil Corp.	18,097	912

STX Offshore & Shipbuilding Co. Ltd.	17,290	197

STX Pan Ocean Co. Ltd.	41,310	489

Taewoong Co. Ltd.	2,997	187

Tong Yang Securities, Inc. *	28,283	262

Woongjin Coway Co. Ltd.	20,090	623

Woori Finance Holdings Co. Ltd.	97,150	1,423

Woori Investment & Securities Co. Ltd. *	34,760	482
Yuhan Corp.	3,622	552
		166,038

See Notes to the Financial Statements.

EQUITY FUNDS	38	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2010

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 88.2% continued

Taiwan – 10.5%

Acer, Inc.	1,024,798	$3,024

Advanced Semiconductor Engineering, Inc.	1,759,096	1,605

Advantech Co. Ltd.	113,441	242

Asia Cement Corp.	658,986	643

Asustek Computer, Inc.	1,534,685	2,670

AU Optronics Corp.	3,012,215	3,407

Capital Securities Corp. *	419,936	216

Catcher Technology Co. Ltd.	213,111	523

Cathay Financial Holding Co. Ltd. *	2,347,180	3,914

Chang Hwa Commercial Bank	1,996,000	906

Cheng Shin Rubber Industry Co. Ltd.	330,165	702

Cheng Uei Precision Industry Co. Ltd.	135,480	267

Chicony Electronics Co. Ltd.	153,958	409

Chimei InnoLux Corp.	1,901,416	2,898

China Airlines Ltd. *	733,324	268

China Development Financial Holding Corp. *	3,830,206	1,085

China Steel Corp.	3,955,238	4,076

Chinatrust Financial Holding Co. Ltd.	3,392,130	1,924

Chinese Gamer International Corp.	15,543	168

Chunghwa Picture Tubes Ltd. *	3,965,961	453

Chunghwa Telecom Co. Ltd.	1,857,617	3,633

Chunghwa Telecom Co. Ltd. ADR	5,061	98

Clevo Co. *	197,782	419

CMC Magnetics Corp. *	1,025,344	281

Compal Communications, Inc.	122,657	124

Compal Electronics, Inc.	1,518,620	1,986

Coretronic Corp.	278,000	395

Delta Electronics, Inc.	678,521	2,146

E.Sun Financial Holding Co. Ltd. *	1,250,227	506

Epistar Corp.	246,351	817

Eternal Chemical Co. Ltd.	234,921	240

Eva Airways Corp. *	594,338	280

Evergreen International Storage & Transport Corp. *	171,000	143

Evergreen Marine Corp. Tawain Ltd. *	429,180	253

Everlight Electronics Co. Ltd.	136,568	424

Far Eastern Department Stores Co. Ltd.	339,802	281

Far Eastern New Century Corp.	1,122,877	1,233

Far EasTone Telecommunications Co. Ltd.	641,345	767

Farglory Land Development Co. Ltd.	99,000	211

Feng Hsin Iron & Steel Co.	175,160	297

First Financial Holding Co. Ltd.	1,903,911	1,046

Formosa Chemicals & Fibre Corp.	1,143,320	2,673

Formosa International Hotels Corp.	14,500	159

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 88.2% continued

Taiwan – 10.5% continued

Formosa Petrochemical Corp.	498,487	$1,313

Formosa Plastics Corp.	1,598,349	3,521

Formosa Sumco Technology Corp.	77,950	236

Formosa Taffeta Co. Ltd.	329,827	263

Foxconn Technology Co. Ltd.	234,157	858

Fubon Financial Holding Co. Ltd. *	1,795,642	2,181

Giant Manufacturing Co. Ltd.	106,600	309

HannStar Display Corp. *	1,870,898	411

Hon Hai Precision Industry Co. Ltd.	3,100,736	13,414

HTC Corp.	269,357	3,144

Hua Nan Financial Holdings Co. Ltd.	1,386,256	849

Inotera Memories, Inc. *	720,246	579

Inventec Co. Ltd.	734,689	420

KGI Securities Co. Ltd.	1,159,253	543

Kinsus Interconnect Technology Corp.	97,587	255

Largan Precision Co. Ltd.	40,835	614

Lite-On Technology Corp.	809,880	1,074

Macronix International	1,316,975	870

MediaTek, Inc.	371,800	6,446

Mega Financial Holding Co. Ltd.	3,110,655	1,801

Micro-Star International Co. Ltd.	362,038	227

Mitac International	428,144	197

Motech Industries, Inc.	102,741	437

Nan Ya Plastics Corp.	2,050,695	4,170

Nan Ya Printed Circuit Board Corp.	75,743	300

Nanya Technology Corp. *	461,118	438

Novatek Microelectronics Corp. Ltd.	191,850	597

Phison Electronics Corp.	41,342	334

Pixart Imaging, Inc.	39,227	257

Polaris Securities Co. Ltd. *	823,612	428

Pou Chen Corp.	913,425	746

Powerchip Semiconductor Corp. *	3,388,758	554

Powertech Technology, Inc.	228,062	812

President Chain Store Corp.	208,220	519

Prime View International Co. Ltd. *	230,095	416

Qisda Corp. *	639,496	360

Quanta Computer, Inc.	897,576	1,740

Realtek Semiconductor Corp.	161,820	436

Richtek Technology Corp.	51,285	549

Ruentex Industries Ltd. *	171,000	388

Shin Kong Financial Holding Co. Ltd. *	2,157,051	848

Siliconware Precision Industries Co.	1,125,480	1,356

Simplo Technology Co. Ltd.	79,000	450

SinoPac Financial Holdings Co. Ltd. *	2,246,000	799

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	39	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 88.2% - continued

Taiwan – 10.5% continued

Synnex Technology International Corp.	426,469	$939

Taishin Financial Holding Co. Ltd. *	1,495,930	607

Taiwan Business Bank *	851,000	225

Taiwan Cement Corp.	1,189,101	1,121

Taiwan Cooperative Bank	1,431,900	865

Taiwan Fertilizer Co. Ltd.	295,000	942

Taiwan Glass Industrial Corp.	375,576	398

Taiwan Mobile Co. Ltd.	748,752	1,409

Taiwan Semiconductor Manufacturing Co. Ltd.	9,879,193	19,065

Tatung Co. Ltd. *	1,888,000	452

Teco Electric and Machinery Co. Ltd.	692,000	304

Transcend Information, Inc.	125,442	454

Tripod Technology Corp.	153,516	519

TSRC Corp.	182,093	243

Tung Ho Steel Enterprise Corp.	284,271	322

U-Ming Marine Transport Corp.	177,000	359

Unimicron Technology Corp.	496,418	636

Uni-President Enterprises Corp.	1,330,732	1,514

United Microelectronics Corp. *	4,953,043	2,615

Vanguard International Semiconductor Corp.	333,949	171

Walsin Lihwa Corp. *	1,045,770	412

Wan Hai Lines Ltd. *	422,310	237

Winbond Electronics Corp. *	1,097,071	309

Wintek Corp. *	385,000	349

Wistron Corp.	705,371	1,280

WPG Holdings Co. Ltd.	251,000	410

Ya Hsin Industrial Co. Ltd.(3) *	121,548	–

Yang Ming Marine Transport Corp.	510,415	191

Young Fast Optoelectronics Co. Ltd.	32,000	338

Yuanta Financial Holding Co. Ltd.	2,929,242	1,756
Yulon Motor Co. Ltd.	346,257	383
		143,096

Thailand - 1.4%

Advanced Info Service PCL (Registered)	194,000	511

Advanced Info Service PCL NVDR	160,899	429

Bangkok Bank PCL	62,700	255

Bangkok Bank PCL (Registered)	241,600	1,027

Bangkok Bank PCL NVDR	272,400	1,108

Bank of Ayudhya PCL (Registered)	518,654	340

Bank of Ayudhya PCL NVDR	201,300	132

Banpu PCL (Registered)	28,300	541

Banpu PCL NVDR	36,607	691

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 88.2% - continued

Thailand – 1.4% continued

BEC World PCL (Registered)	196,500	$151

BEC World PCL NVDR	206,287	158

Charoen Pokphand Foods PCL NVDR	1,182,409	548

CP ALL PCL (Registered) *	452,600	357

CP ALL PCL NVDR *	456,967	389

Glow Energy PCL	100,200	119

Glow Energy PCL NVDR	137,700	164

IRPC PCL (Registered)	1,928,700	278

IRPC PCL NVDR	1,903,980	274

Kasikornbank PCL (Registered)	280,600	894

Kasikornbank PCL NVDR	391,197	1,168

Krung Thai Bank PCL (Registered)	559,800	208

Krung Thai Bank PCL NVDR	582,954	220

Land and Houses PCL (Registered)	444,100	86

Land and Houses PCL NVDR	523,897	98

PTT Aromatics & Refining PCL (Registered)	124,994	111

PTT Aromatics & Refining PCL NVDR	340,199	303

PTT Chemical PCL (Registered)	72,700	213

PTT Chemical PCL NVDR	69,499	204

PTT Exploration & Production PCL NVDR	203,841	937

PTT Exploration & Production PCL (Registered)	259,300	1,179

PTT PCL (Registered)	195,000	1,526

PTT PCL NVDR	143,900	1,166

Siam Cement PCL (Registered)	62,900	510

Siam Cement PCL NVDR	57,735	459

Siam Commercial Bank PCL (Registered)	255,900	748

Siam Commercial Bank PCL NVDR	365,974	1,042

Thai Oil PCL (Registered)	112,300	174

Thai Oil PCL NVDR	213,095	329

TMB Bank PCL *	3,729,497	167

TMB Bank PCL NVDR *	2,898,000	125

Total Access Communication PCL	93,341	107
Total Access Communication PCL NVDR	126,199	146
		19,592

Turkey – 1.5%

Akbank TAS	301,354	1,945

Anadolu Efes Biracilik Ve Malt Sanayii A.S.	81,318	856

Asya Katilim Bankasi A.S. *	180,738	484

BIM Birlesik Magazalar A.S.	15,243	793

Coca-Cola Icecek A.S.	25,547	217

Dogan Sirketler Grubu Holdings	342,835	262

Dogan Yayin Holding A.S. *	1	–

See Notes to the Financial Statements.

EQUITY FUNDS	40	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2010

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 88.2% continued

Turkey – 1.5% continued

Enka Insaat ve Sanayi A.S.	93,877	$435

Eregli Demir ve Celik Fabrikalari TAS *	160,181	482

Haci Omer Sabanci Holding A.S.	212,561	910

Haci Omer Sabanci Holding A.S. *	33,290	142

Is Gayrimenkul Yatirim Ortakligi A.S.	1	–

KOC Holding A.S. *	193,787	664

Tupras Turkiye Petrol Rafine *	50,313	1,145

Turk Hava Yollari	140,621	482

Turk Sise ve Cam Fabrikalari A.S. *	152,845	192

Turk Telekomunikasyon A.S.	210,746	707

Turkcell Iletisim Hizmet A.S.	309,251	1,873

Turkiye Garanti Bankasi A.S.	843,411	3,951

Turkiye Halk Bankasi A.S.	125,590	911

Turkiye Is Bankasi *	182,420	572

Turkiye Is Bankasi, Class C	450,369	1,465

Turkiye Vakiflar Bankasi Tao, Class D *	301,316	807
Yapi ve Kredi Bankasi A.S. *	349,086	887
		20,182
Total Common Stocks
(Cost $1,043,270) (4)		1,206,960

PREFERRED STOCKS – 9.6%

Brazil – 9.0%

AES Tiete S.A.	41,053	446

Banco Bradesco S.A.	658,438	12,144

Banco do Estado do Rio Grande do Sul	72,418	607

Bradespar S.A.	91,101	2,251

Brasil Telecom S.A. *	133,802	858

Braskem S.A., Class A *	66,141	487

Centrais Eletricas Brasileiras S.A., Class B	77,541	1,389

Cia Brasileira de Distribuicao Grupo Pao de Acucar, Class A	34,651	1,155

Cia de Bebidas das Americas	59,692	5,471

Cia de Transmissao de Energia

Eletrica Paulista	12,146	320

Cia Energetica de Minas Gerais	140,148	2,326

Cia Energetica de Sao Paulo-Class B	71,708	987

Cia Paranaense de Energia-Class B	41,144	842

Eletropaulo Metropolitana de Sao Paulo S.A., Class B	37,477	822

Fertilizantes Fosfatados S.A. *	39,134	374

Gerdau S.A.	262,777	4,270

Gol Linhas Aereas Inteligentes S.A.	37,456	470

Investimentos Itau S.A.	913,947	6,260

Itau Unibanco Holding S.A.	824,703	18,086

	NUMBER OF SHARES	VALUE (000S)
PREFERRED STOCKS – 9.6% continued

Brazil – 9.0% continued

Klabin S.A.	168,621	$519

Lojas Americanas S.A.	133,550	995

Metalurgica Gerdau S.A.	110,399	2,265

Net Servicos de Comunicacao S.A.

(Sao Paolo Exchange) *	73,315	961

Petroleo Brasileiro S.A. - Petrobras	1,226,698	24,412

Suzano Papel e Celulose S.A.	57,586	787

Tam S.A.	30,236	517

Tele Norte Leste Participacoes S.A.	104,899	1,859

Telemar Norte Leste S.A., Class A	10,523	296

Tim Participacoes S.A. *	248,804	695

Ultrapar Participacoes S.A.	29,531	1,420

Usinas Siderurgicas de Minas Gerais S.A., Class A	101,772	3,486

Vale S.A., Class A	846,730	23,592
Vivo Participacoes S.A.	61,560	1,672
		123,041

Colombia – 0.1%
BanColombia S.A.	78,579	911

Russia – 0.1%

Sberbank of Russian Federation	402,008	905
Surgutneftegaz	1,317,609	721
		1,626

South Korea – 0.4%

Hyundai Motor Co.	9,070	324

Hyundai Motor Co., Class 2	15,100	559

LG Electronics, Inc.	6,906	274
Samsung Electronics Co. Ltd.	8,253	3,926
		5,083
Total Preferred Stocks
(Cost $102,053) (4)		130,661

INVESTMENT COMPANIES – 1.5%

Northern Institutional Funds - Diversified Assets Portfolio (5) (6)	2,119,664	2,120
Vanguard Emerging Markets ETF	441,692	18,630
Total Investment Companies
(Cost $20,000)		20,750

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	41	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000S)
RIGHTS – 0.0%

Brazil – 0.0%

Braskem S.A. *	26,878	$–
Gol Linhas Aereas Inteligentes S.A. *	1,077	–
		–

Cayman Islands – 0.0%
Kingboard Chemical Holdingd Ltd. *	12,456	–

Poland – 0.0%
Asseco Poland S.A. *	20,853	–
Total Rights
(Cost $— )		–

Total Investments – 99.3%
(Cost $1,165,323)		1,358,371
Other Assets less Liabilities - 0.7%		10,206
NET ASSETS – 100.0%		$1,368,577

(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly sold without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers, or if not available in accordance with procedures established by the Trustees of Northern Funds.
(2)	Restricted security that has been deemed illiquid. At March 31, 2010, the value of these restricted illiquid securities amounted to approximately $2,831,000 or 0.2% of net assets. Additional information on each restricted illiquid security is as follows:

SECURITY	ACQUISTION AND ENFORCEABLE DATE	ACQUISTION COST (000S)

Reliance Industries Ltd., GDR (London Exchange)	11/1/06-12/22/06	$1,617

VTB Bank OJSC GDR	5/11/07-10/28/09	80

(3)	Security has been deemed worthless by the Northern Trust Global Investments Valuation Committee.
(4)	In accordance with the Fund’s prospectus, adjustment factors were provided by an independent evaluation service to determine the value of certain foreign securities.
(5)	Investment in affiliated Portfolio. Northern Trust Investments, N.A. is an investment adviser of the Fund and an investment adviser to the Northern Institutional Funds.
(6)	The Fund had approximately $2,120,000 of net purchases in the Diversified Assets Portfolio of the Northern Institutional Funds during the fiscal year ended March 31, 2010.
*	Non-Income Producing Security

Percentages shown are based on Net Assets.

At March 31, 2010, the Emerging Markets Equity Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAIN (LOSS) (000S)
Dax Index (Euro)	6	$1,244	Long	6/10	$42
FTSE JSE (South African Rand)	64	2,284	Long	6/10	48
Hang Seng Index (Hong Kong Dollar)	20	2,734	Long	4/10	10
MSCI Taiwan Index (U.S. Dollar)	108	3,048	Long	4/10	(4)
S&P/TSX (Canadian Dollar)	9	1,247	Long	6/10	3
SPI 200 (Australian Dollar)	15	1,679	Long	6/10	15
TOPIX Index (Japanese Yen)	2	209	Long	6/10	14

Total					$128

At March 31, 2010, the Emerging Markets Equity Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
Korean Won	14.3%
Taiwan Dollar	13.8
Hong Kong Dollar	13.7
Brazillian Real	11.5
United States Dollar	9.3
Indian Rupee	6.0
All other currencies less than 5%	31.4

Total	100.0%

At March 31, 2010, the Emerging Markets Equity Fund had outstanding forward foreign currency exchange contracts as follows:

CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000S)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000S)	SETTLEMENT DATE	UNREALIZED GAIN (000S)
United States Dollar	1,300	Hong Kong Dollar	10,088	6/17/10	$–(1)

(1)	Amount rounds to less than $1,000.

See Notes to the Financial Statements.

EQUITY FUNDS	42	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2010

At March 31, 2010, the industry sectors (unaudited) for the Emerging Markets Equity Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	5.7%
Consumer Staples	5.7
Energy	14.1
Financials	25.3
Health Care	2.5
Industrials	6.7
Information Technology	13.1
Materials	15.0
Telecommunication Services	8.4
Utilities	3.5

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security). The Fund valued certain securities using evaluated prices, based on broker quotes, from a primary pricing source.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Emerging Markets Equity Fund’s investments and other financial instruments, which are carried at fair value, as of March 31, 2010:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Common Stocks
Consumer Discretionary	$14,134	$59,864	$ –	$73,998
Consumer Staples	26,489	43,820	–	70,309
Energy	31,726	132,870	–	164,596
Financials	23,739	263,207	59	287,005
Health Care	347	33,142	–	33,489
Industrials	11,749	78,185	–	89,934
Information Technology	9,092	164,715	–	173,807
Materials	53,436	111,971	–	165,407
Telecommunication Services	31,789	76,064	–	107,853
Utilities	10,382	30,180	–	40,562
Preferred Stocks
Consumer Discretionary	1,957	1,157	–	3,114
Consumer Staples	6,626	–	–	6,626
Energy	25,832	721	–	26,553
Financials	38,007	905	–	38,912
Industrials	987	–	–	987
Information Technology	–	3,926	–	3,926
Materials	38,031	–	–	38,031
Telecommunication Services	5,380	–	–	5,380
Utilities	7,132	–	–	7,132
Investment Companies	20,750	–	–	20,750

Total Investments	$357,585	$1,000,727	$59	$1,358,371

Other Financial Instruments *	$128	$–(1)	$–	$128

(1)	Amount rounds to less than $1,000.
*	Other financial instruments include futures and forwards, if applicable.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	43	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY FUND continued	MARCH 31, 2010

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	BALANCE AS OF 3/31/09 (000s)	REALIZED GAIN(LOSS) (000s)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION (000s)	NET PURCHASES (SALES) (000s)	TRANSFERS IN AND/OR OUT OF LEVEL 3 (000s) *	BALANCE AS OF 3/31/10 (000s)
Common Stock Financials	$–	$–	$51	$–	$8	$59

*	The value of Net Transfers In and/or Out of Level 3 were measured using the fair value as of the beginning of the year for transfers in and the fair value as of the end of the year for transfers out.

The amount of change in total unrealized gain on investments in Level 3 securities still held at March 31, 2010 was approximately $51, which is included in the Statement of Operations as part of the net change in unrealized appreciation (depreciation) on investments.

See Notes to the Financial Statements.

EQUITY FUNDS	44	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

ENHANCED LARGE CAP FUND	MARCH 31, 2010

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.4%

Advertising – 0.6%

Interpublic Group of Cos., Inc. *	177	$2
Omnicom Group, Inc.	3,877	150
		152

Aerospace/Defense – 3.0%

General Dynamics Corp.	2,556	197

L-3 Communications Holdings, Inc.	1,511	139

Northrop Grumman Corp.	157	10

Raytheon Co.	2,971	170
United Technologies Corp.	3,177	234
		750

Agriculture – 1.5%

Altria Group, Inc.	10,685	219
Philip Morris International, Inc.	3,155	165
		384

Apparel – 0.4%
VF Corp.	1,195	96

Auto Manufacturers – 0.7%
Ford Motor Co. *	14,039	176

Banks – 9.8%

Bank of America Corp.	30,572	546

Capital One Financial Corp.	3,913	162

Citigroup, Inc. *	41,845	170

Comerica, Inc.	3,546	135

Fifth Third Bancorp	5,663	77

Goldman Sachs Group (The), Inc.	1,923	328

JPMorgan Chase & Co.	7,945	356

Morgan Stanley	4,450	130

PNC Financial Services Group, Inc.	3,198	191

SunTrust Banks, Inc.	498	13
Wells Fargo & Co.	10,738	334
		2,442

Beverages – 1.8%

Brown-Forman Corp., Class B	1,058	63

Coca-Cola (The) Co.	3,121	172

Coca-Cola Enterprises, Inc.	992	27
PepsiCo, Inc	2,666	176
		438

Biotechnology – 1.3%

Amgen, Inc. *	4,492	268
Gilead Sciences, Inc. *	1,289	59
		327

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.4% – continued

Building Materials – 0.2%
Masco Corp.	3,475	$54

Chemicals – 2.2%

E.I. du Pont de Nemours & Co.	2,742	102

Eastman Chemical Co.	2,172	138

International Flavors & Fragrances, Inc.	3,012	144
PPG Industries, Inc.	2,447	160
		544

Coal – 0.6%
Peabody Energy Corp.	3,001	137

Commercial Services – 0.9%

H&R Block, Inc.	2,056	37

R.R. Donnelley & Sons Co.	6,261	134
SAIC, Inc. *	2,967	52
		223

Computers – 6.7%

Apple, Inc. *	2,147	505

Computer Sciences Corp. *	2,184	119

Hewlett-Packard Co.	7,853	417

International Business Machines Corp.	3,960	508
Western Digital Corp. *	3,490	136
		1,685

Cosmetics/Personal Care – 1.4%
Procter & Gamble (The) Co.	5,613	355

Diversified Financial Services – 0.9%

Ameriprise Financial, Inc.	3,285	149
SLM Corp. *	6,127	77
		226

Electric – 2.8%

Constellation Energy Group, Inc.	4,110	144

DTE Energy Co.	3,336	149

Edison International	3,539	121

FirstEnergy Corp.	3,370	132

Integrys Energy Group, Inc.	2,835	134
Public Service Enterprise Group, Inc.	707	21
		701

Electrical Components & Equipment – 0.8%
Emerson Electric Co.	4,163	210

Electronics – 0.6%

Jabil Circuit, Inc.	5,684	92

Thermo Fisher Scientific, Inc. *	70	4

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	45	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

ENHANCED LARGE CAP FUND continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.4% – continued

Electronics – 0.6% – continued
Waters Corp. *	776	$52
		148

Food – 3.1%

Campbell Soup Co.	165	6

ConAgra Foods, Inc.	6,135	154

General Mills, Inc.	2,451	173

Safeway, Inc.	5,842	145

Sara Lee Corp.	11,238	157
Tyson Foods, Inc., Class A	7,325	140
		775

Forest Products & Paper – 0.9%

International Paper Co.	5,779	142
MeadWestvaco Corp.	2,879	74
		216

Gas – 0.5%
Nicor, Inc.	3,060	128

Healthcare – Products – 3.9%

Becton, Dickinson and Co.	1,797	141

Hospira, Inc. *	1,192	68

Intuitive Surgical, Inc. *	58	20

Johnson & Johnson	7,652	499
Medtronic, Inc.	5,198	234
		962

Healthcare – Services – 0.1%

Humana, Inc. *	316	15
UnitedHealth Group, Inc.	413	13
		28

Home Furnishings – 0.5%
Whirlpool Corp.	1,525	133

Household Products/Wares – 0.7%
Kimberly-Clark Corp.	2,886	181

Insurance – 3.9%

Assurant, Inc.	3,928	135

Berkshire Hathaway, Inc., Class B *	2,317	188

Chubb Corp.	3,074	159

Hartford Financial Services Group, Inc.	3,793	108

Lincoln National Corp.	88	3

Loews Corp.	4,066	152

Torchmark Corp.	55	3

Travelers (The) Cos., Inc.	3,408	184

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.4% – continued

Insurance – 3.9% – continued
XL Capital Ltd., Class A	2,355	$44
		976

Internet – 1.2%

Amazon.com, Inc. *	170	23

eBay, Inc. *	565	15
Google, Inc., Class A *	480	272
		310

Leisure Time – 0.0%
Carnival Corp.	176	7

Media – 3.0%

Gannett Co., Inc.	7,856	130

McGraw-Hill (The) Cos., Inc.	4,102	146

New York Times (The) Co., Class A *	4,461	50

News Corp., Class A	13,848	200

Viacom, Inc., Class B *	967	33
Walt Disney (The) Co.	5,598	195
		754

Mining – 0.3%
Freeport-McMoRan Copper & Gold, Inc.	1,004	84

Miscellaneous Manufacturing – 5.3%

3M Co.	3,123	261

Dover Corp.	3,073	144

Eaton Corp.	1,871	142

General Electric Co.	18,045	328

Illinois Tool Works, Inc.	3,463	164

ITT Corp.	2,763	148
Parker Hannifin Corp.	2,155	140
		1,327

Office/Business Equipment – 0.6%
Xerox Corp.	15,641	153

Oil & Gas – 8.6%

Chevron Corp.	6,239	473

ConocoPhillips	5,750	294

Exxon Mobil Corp.	12,785	856

Nabors Industries Ltd. *	5,081	100

Occidental Petroleum Corp.	3,395	287

Rowan Cos., Inc. *	2,977	87
XTO Energy, Inc.	1,337	63
		2,160

Oil & Gas Services – 0.8%

National Oilwell Varco, Inc.	3,909	159

See Notes to the Financial Statements.

EQUITY FUNDS	46	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2010

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.4% – continued

Oil & Gas Services – 0.8% – continued
Schlumberger Ltd.	758	$48
		207

Pharmaceuticals – 6.3%

Abbott Laboratories	5,814	306

AmerisourceBergen Corp.	4,866	141

Cardinal Health, Inc.	4,204	151

Eli Lilly & Co.	5,680	206

Forest Laboratories, Inc. *	4,558	143

McKesson Corp.	2,157	142

Medco Health Solutions, Inc. *	1,752	113

Merck & Co., Inc.	3,949	147
Pfizer, Inc.	12,932	222
		1,571

Pipelines – 0.7%

Oneok, Inc.	777	35
Williams (The) Cos., Inc.	6,188	143
		178

Real Estate Investment Trusts – 1.2%

Host Hotels & Resorts, Inc.	2,034	30

ProLogis	9,596	127
Vornado Realty Trust	1,933	146
		303

Retail – 6.3%

Best Buy Co., Inc.	1,576	67

Gap (The), Inc.	6,248	145

Limited Brands, Inc.	5,527	136

McDonald’s Corp.	663	44

RadioShack Corp.	2,972	67

Sears Holdings Corp. *	1,246	135

Starbucks Corp.	5,737	139

Target Corp.	3,982	210

TJX Cos., Inc.	940	40

Walgreen Co.	5,581	207
Wal-Mart Stores, Inc.	7,054	392
		1,582

Semiconductors – 2.7%

Intel Corp.	17,557	391

Texas Instruments, Inc.	5,728	140
Xilinx, Inc.	5,671	145
		676

Software – 3.9%

Microsoft Corp.	21,515	630

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.4% – continued

Software – 3.9% – continued
Oracle Corp.	13,829	$355
		985

Telecommunications – 5.3%

AT&T, Inc.	18,306	473

Cisco Systems, Inc. *	18,044	470

Harris Corp.	2,915	138

QUALCOMM, Inc.	960	40

Qwest Communications International, Inc.	9,792	51
Verizon Communications, Inc.	4,831	150
		1,322

Toys, Games & Hobbies – 0.1%
Mattel, Inc.	986	22

Transportation – 0.3%
United Parcel Service, Inc., Class B	1,061	68
Total Common Stocks
(Cost $20,936)		24,156

INVESTMENT COMPANIES – 3.2%
Northern Institutional Funds – Diversified Assets Portfolio (1)(2)	789,647	790
Total Investment Companies
(Cost $790)		790

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
SHORT-TERM INVESTMENTS – 0.4%
U.S. Treasury Bill, 0.11%, 5/6/10 (3)	$100	$100
Total Short-Term Investments
(Cost $100)		100

Total Investments – 100.0%
(Cost $21,826)		25,046
Other Assets less Liabilities – 0.0%		7
NET ASSETS – 100.0%		$25,053

(1)	Investment in affiliated Portfolio. Northern Trust Investments, N.A. is an investment adviser of the Fund and an investment adviser to the Northern Institutional Funds.
(2)	The Fund had approximately $790,000 of net purchases in the Diversified Assets Portfolio of the Northern Institutional Funds during the fiscal year ended March 31, 2010.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	47	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

ENHANCED LARGE CAP FUND continued	MARCH 31, 2010

(3)	Security pledged as collateral to cover margin requirements for open futures contracts.
*	Non-Income Producing Security

Percentages shown are based on Net Assets.

At March 31, 2010, the Enhanced Large Cap Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAIN (000S)
S&P 500 E-mini	15	$874	Long	6/10	$20

At March 31, 2010, the industry sectors (unaudited) for the Enhanced Large Cap Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	9.9%
Consumer Staples	11.3
Energy	11.0
Financials	16.3
Health Care	12.2
Industrials	10.5
Information Technology	18.9
Materials	3.5
Telecommunication Services	2.8
Utilities	3.6

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Enhanced Large Cap Fund’s investments and other financial instruments, which are carried at fair value, as of March 31, 2010:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Common Stocks	$24,156(1)	$–	$–	$24,156
Investment Companies	790	–	–	790
Short-Term Investments	–	100	–	100
Total Investments	$24,946	$100	$–	$25,046

Other Financial Instruments *	$20	$–	$–	$20

(1)	Classifications as defined in the Schedule of Investments.
*	Other financial instruments include futures and forwards, if applicable.

See Notes to the Financial Statements.

EQUITY FUNDS	48	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

GROWTH EQUITY FUND	MARCH 31, 2010

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 99.2%

Aerospace/Defense – 3.8%

L-3 Communications Holdings, Inc.	14,640	$1,341

Raytheon Co.	24,469	1,398

Rolls-Royce Group PLC ADR	33,546	1,502
United Technologies Corp.	26,987	1,986
		6,227

Agriculture – 1.8%
Philip Morris International, Inc.	56,869	2,966

Apparel – 2.5%

Coach, Inc.	47,243	1,867
Polo Ralph Lauren Corp.	25,808	2,195
		4,062

Banks – 10.5%

Bank of America Corp.	203,672	3,636

Citigroup, Inc. *	401,436	1,626

Comerica, Inc.	34,402	1,309

Goldman Sachs Group (The), Inc.	10,729	1,831

JPMorgan Chase & Co.	83,117	3,719

Morgan Stanley	52,992	1,552

State Street Corp.	30,725	1,387

SunTrust Banks, Inc.	26,365	706
Wells Fargo & Co.	42,779	1,331
		17,097

Beverages – 2.1%

Dr Pepper Snapple Group, Inc.	42,246	1,486
PepsiCo, Inc.	28,166	1,863
		3,349

Biotechnology – 0.8%
Amgen, Inc. *	20,582	1,230

Chemicals – 1.2%
Potash Corp. of Saskatchewan, Inc.	16,849	2,011

Coal – 0.5%
Arch Coal, Inc.	35,625	814

Computers – 8.2%

Apple, Inc. *	12,971	3,047

Brocade Communications Systems, Inc. *	218,109	1,245

EMC Corp. *	102,773	1,854

Hewlett-Packard Co.	67,280	3,576

International Business Machines Corp.	18,010	2,310
Seagate Technology *	70,296	1,284
		13,316

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 99.2% – continued

Cosmetics/Personal Care – 1.4%
Procter & Gamble (The) Co.	34,922	$2,209

Diversified Financial Services – 0.7%
Discover Financial Services	74,107	1,104

Electric – 2.5%

Entergy Corp.	15,037	1,223

FPL Group, Inc.	20,382	985
NRG Energy, Inc. *	88,045	1,840
		4,048

Food – 2.2%

General Mills, Inc.	28,516	2,019
Unilever PLC ADR	53,082	1,554
		3,573

Healthcare – Products – 3.0%

Covidien PLC	41,572	2,090
Johnson & Johnson	41,669	2,717
		4,807

Healthcare – Services – 3.0%

Humana, Inc. *	22,954	1,074

Quest Diagnostics, Inc.	16,271	948

Tenet Healthcare Corp. *	256,951	1,470
WellPoint, Inc. *	20,594	1,326
		4,818

Home Builders – 1.3%
Pulte Group, Inc. *	188,226	2,118

Insurance – 4.7%

ACE Ltd.	21,639	1,132

Conseco, Inc. *	282,281	1,756

Genworth Financial, Inc., Class A *	87,088	1,597

Unum Group	58,485	1,448
XL Capital Ltd., Class A	94,176	1,780
		7,713

Internet – 2.1%

AOL, Inc. *	40,888	1,034

Google, Inc., Class A *	2,628	1,490
GSI Commerce, Inc. *	35,146	972
		3,496

Machinery – Construction & Mining – 1.0%
Joy Global, Inc.	30,184	1,708

Machinery – Diversified – 0.9%
Cummins, Inc.	23,791	1,474

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	49	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

GROWTH EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 99.2% – continued

Media – 2.1%

Time Warner, Inc.	61,356	$1,919
Walt Disney (The) Co.	42,567	1,486
		3,405

Metal Fabrication/Hardware – 1.1%
Precision Castparts Corp.	13,959	1,769

Mining – 1.6%

Sterlite Industries India Ltd. ADR	61,561	1,146
Vale S.A. ADR	44,705	1,439
		2,585

Miscellaneous Manufacturing – 2.8%

Dover Corp.	30,947	1,447

General Electric Co.	91,477	1,665
Parker Hannifin Corp.	22,556	1,460
		4,572

Oil & Gas – 10.9%

Apache Corp.	11,191	1,136

Chevron Corp.	46,487	3,525

Ensco PLC ADR	28,959	1,297

Exxon Mobil Corp.	58,423	3,913

Noble Corp.	41,877	1,751

Occidental Petroleum Corp.	37,222	3,147

Petroleo Brasileiro S.A. ADR	34,739	1,545
Talisman Energy, Inc.	77,934	1,330
		17,644

Pharmaceuticals – 6.4%

Cephalon, Inc. *	20,190	1,369

Forest Laboratories, Inc. *	52,784	1,655

Mead Johnson Nutrition Co.	32,138	1,672

Merck & Co., Inc.	90,360	3,375

Pfizer, Inc.	61,550	1,056
Teva Pharmaceutical Industries Ltd. ADR	20,153	1,271
		10,398

Real Estate Investment Trusts – 0.4%
Annaly Capital Management, Inc.	42,219	725

Retail – 7.1%

Best Buy Co., Inc.	18,487	786

Gap (The), Inc.	67,582	1,562

McDonald’s Corp.	23,245	1,551

Nordstrom, Inc.	34,752	1,420

Target Corp.	22,436	1,180

TJX Cos., Inc.	38,418	1,634

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 99.2% – continued

Retail – 7.1% – continued
Wal-Mart Stores, Inc.	61,531	$3,421
		11,554

Semiconductors – 3.3%

ASML Holding N.V. (Registered)	52,397	1,855

Intel Corp.	106,778	2,377
Texas Instruments, Inc.	43,902	1,074
		5,306

Software – 3.7%

Activision Blizzard, Inc.	109,994	1,327

Check Point Software Technologies *	34,483	1,209
Microsoft Corp.	118,569	3,470
		6,006

Telecommunications – 4.6%

AT&T, Inc.	49,776	1,286

Cisco Systems, Inc. *	74,253	1,933

QUALCOMM, Inc.	22,652	951

Qwest Communications International, Inc.	312,748	1,633
Verizon Communications, Inc.	53,976	1,674
		7,477

Transportation – 1.0%
Kansas City Southern *	47,134	1,705
Total Common Stocks
(Cost $135,072)		161,286

INVESTMENT COMPANIES – 0.6%
Northern Institutional Funds – Diversified Assets Portfolio (1) (2)	912,419	912
Total Investment Companies
(Cost $912)		912

Total Investments – 99.8%
(Cost $135,984)		162,198
Other Assets less Liabilities – 0.2%		372
NET ASSETS – 100.0%		$162,570

(1)	Investment in affiliated Portfolio. Northern Trust Investments, N.A. is an investment adviser of the Fund and an investment adviser to the Northern Institutional Funds.
(2)	The Fund had approximately $912,000 of net purchases in the Diversified Assets Portfolio of the Northern Institutional Funds during the fiscal year ended March 31, 2010.
*	Non-Income Producing Security

Percentages shown are based on Net Assets.

See Notes to the Financial Statements.

EQUITY FUNDS	50	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2010

At March 31, 2010, the Growth Equity Fund had open written call options as follows:

TYPE	NUMBER OF CONTRACTS	VALUE (000S)
Genworth Financial, Inc., Class A, Exp. Date 4/17/10, Strike Price $18.00	(93)	$(8)
Joy Global, Inc., Exp. Date 4/17/10, Strike Price $65.00	(28)	–
Petroleo Brasileiro S.A. ADR, Exp. Date 4/17/10, Strike Price $49.00	(37)	–
Vale S.A. ADR, Exp. Date 4/17/10, Strike Price $33.00	(56)	(3)

Total Written Option Contracts

(Premiums Received $8)		$(11)

At March 31, 2010, the industry sectors (unaudited) for the Growth Equity Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	11.0%
Consumer Staples	10.7
Energy	11.4
Financials	16.5
Health Care	12.1
Industrials	10.8
Information Technology	19.4
Materials	2.8
Telecommunication Services	2.8
Utilities	2.5

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Growth Equity Fund’s investments and other financial instruments, which are carried at fair value, as of March 31, 2010:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Common Stocks	$161,286(1)	$–	$–	$161,286
Investment Companies	912	–	–	912
Total Investments	$162,198	$–	$–	$162,198

Other Financial Instruments *	$(11)	$–	$–	$(11)

(1)	Classifications as defined in the Schedule of Investments.
*	Other financial instruments include futures, forwards and options, if applicable.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	51	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

GROWTH EQUITY FUND continued	MARCH 31, 2010

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	BALANCE AS OF 3/31/09 (000S)	NET REALIZED GAIN(LOSS) (000S)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) (000S)	NET PURCHASES (SALES) (000S)	NET TRANSFERS IN AND/OR OUT OF LEVEL 3 (000S)	BALANCE AS OF 3/31/10 (000S)
Call Options	$6	$(484)	$478	$–	$–	$–

See Notes to the Financial Statements.

EQUITY FUNDS	52	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

INCOME EQUITY FUND	MARCH 31, 2010

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 57.7%

Auto Parts & Equipment – 1.2%
Magna International, Inc., Class A *	60,000	$3,711

Banks – 0.5%
Banco Santander S.A. ADR	107,000	1,420

Beverages – 1.2%
Coca-Cola (The) Co.	65,000	3,575

Chemicals – 1.9%
Dow Chemical (The) Co.	200,000	5,914

Computers – 3.8%

Accenture PLC, Class A	140,000	5,873
Computer Sciences Corp. *	105,000	5,721
		11,594

Cosmetics/Personal Care – 0.9%
Procter & Gamble (The) Co.	45,000	2,847

Electrical Components & Equipment – 0.9%
Emerson Electric Co.	55,000	2,769

Food – 5.0%

B&G Foods, Inc., Class A	280,000	2,934

Kellogg Co.	55,000	2,939

Kraft Foods, Inc., Class A	180,000	5,443
SUPERVALU, Inc.	240,000	4,003
		15,319

Forest Products & Paper – 1.8%
Rayonier, Inc.	120,000	5,452

Healthcare – Products – 1.8%
Johnson & Johnson	85,000	5,542

Healthcare – Services – 1.1%
UnitedHealth Group, Inc.	100,000	3,267

Household Products/Wares – 1.1%
Kimberly-Clark Corp.	55,000	3,458

Insurance – 3.3%

Chubb Corp.	100,000	5,185
Travelers (The) Cos., Inc.	90,000	4,855
		10,040

Media – 3.3%

Comcast Corp., Class A	200,000	3,764
Walt Disney (The) Co.	175,000	6,109
		9,873

Mining – 1.5%
Southern Copper Corp.	140,000	4,434

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 57.7% – continued

Miscellaneous Manufacturing – 4.6%

3M Co.	69,000	$5,767

Eaton Corp.	60,000	4,546
General Electric Co.	205,000	3,731
		14,044

Office/Business Equipment – 1.3%
Xerox Corp.	400,000	3,900

Oil & Gas – 7.6%

Cenovus Energy, Inc.	100,000	2,621

ConocoPhillips	65,000	3,326

Devon Energy Corp.	50,000	3,222

EnCana Corp.	100,000	3,103

Marathon Oil Corp.	124,000	3,923

Occidental Petroleum Corp.	60,000	5,072
Valero Energy Corp.	95,000	1,872
		23,139

Pharmaceuticals – 7.1%

Abbott Laboratories	60,000	3,161

AstraZeneca PLC ADR	35,000	1,565

Bristol-Myers Squibb Co.	75,000	2,002

GlaxoSmithKline PLC ADR	127,000	4,892

Merck & Co., Inc.	151,366	5,654
Pfizer, Inc.	255,000	4,373
		21,647

Real Estate Investment Trusts – 1.4%
Healthcare Realty Trust, Inc.	185,000	4,309

Retail – 1.6%
Home Depot (The), Inc.	150,000	4,852

Savings & Loans – 2.2%
New York Community Bancorp, Inc.	400,000	6,616

Telecommunications – 2.6%

Nokia OYJ ADR	215,000	3,341
Verizon Communications, Inc.	150,000	4,653
		7,994
Total Common Stocks
(Cost $168,355)		175,716

CONVERTIBLE PREFERRED STOCKS – 7.1%

Electric – 3.0%

FPL Group, Inc., 8.38%	60,000	3,048
Great Plains Energy, Inc., 12.00%	95,000	6,033
		9,081

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	53	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

INCOME EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000S)
CONVERTIBLE PREFERRED STOCKS – 7.1% – continued

Insurance – 1.0%
Hartford Financial Services Group, Inc., 7.25%	119,597	$3,165

Pharmaceuticals – 2.0%
Mylan, Inc., 6.50%	4,500	6,120

Savings & Loans – 1.1%
Sovereign Capital Trust IV, 4.38%	100,000	3,250
Total Convertible Preferred Stocks
(Cost $20,060)		21,616

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CONVERTIBLE BONDS – 32.2%

Aerospace/Defense – 1.2%
Alliant Techsystems, Inc., 3.00%, 8/15/24	$3,000	$3,484

Building Materials – 0.3%
Cemex S.A.B. de C.V., 4.88%, 3/15/15 (1)(2)	854	882

Commercial Services – 1.6%
United Rentals, Inc., 4.00%, 11/15/15	4,500	4,849

Computers – 8.8%

CACI International, Inc., 2.13%, 5/1/14	6,000	6,375

DST Systems, Inc., 4.13%, 8/15/23	3,000	3,109

Maxtor Corp., 2.38%, 8/15/12	4,700	5,528

Mentor Graphics Corp., 6.25%, 3/1/26	5,000	4,813
NetApp, Inc., 1.75%, 6/1/13	6,000	7,065
		26,890

Electrical Components & Equipment – 1.5%

General Cable Corp., 0.88%, 11/15/13	2,000	1,725

4.50%, 11/15/29	3,000	2,895
		4,620

Healthcare – Services – 2.7%

AMERIGROUP Corp., 2.00%, 5/15/12	3,000	3,060

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CONVERTIBLE BONDS – 32.2% – continued

Healthcare – Services – 2.7% – continued
LifePoint Hospitals, Inc., 3.50%, 5/15/14	$5,000	$5,000
		8,060

Home Builders – 1.0%
D.R. Horton, Inc., 2.00%, 5/15/14	2,610	3,083

Housewares – 0.3%
Newell Rubbermaid, Inc., 5.50%, 3/15/14	500	947

Insurance – 4.2%

American Equity Investment Life Holding Co., 5.25%, 12/6/24	6,000	6,008
Old Republic International Corp., 8.00%, 5/15/12	5,500	6,854
		12,862

Iron/Steel – 1.0%
ArcelorMittal, 5.00%, 5/15/14	1,965	3,144

Mining – 2.3%

Kaiser Aluminum Corp., 4.50%, 4/1/15 (1)(2)	427	438
Newmont Mining Corp., 1.63%, 7/15/17	5,000	6,463
		6,901

Miscellaneous Manufacturing – 0.2%
Ingersoll-Rand Global Holding Co. Ltd., 4.50%, 4/15/12	250	499

Oil & Gas – 1.6%
Transocean, Inc., 1.50%, 12/15/37	5,000	4,925

Semiconductors – 2.0%
Intel Corp., 2.95%, 12/15/35	6,000	5,932

Telecommunications – 3.5%

Alaska Communications Systems Group, Inc., 5.75%, 3/1/13	5,500	5,129

See Notes to the Financial Statements.

EQUITY FUNDS	54	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2010

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CONVERTIBLE BONDS – 32.2% – continued

Telecommunications – 3.5% – continued
NII Holdings, Inc., 3.13%, 6/15/12	$6,000	$5,655
		10,784
Total Convertible Bonds
(Cost $91,664)		97,862

	NUMBER OF SHARES	VALUE (000S)
INVESTMENT COMPANIES – 2.5%
Northern Institutional Funds – Diversified Assets Portfolio (3)(4)	7,573,475	$7,574
Total Investment Companies
(Cost $7,574)		7,574

Total Investments – 99.5%
(Cost $287,653)		302,768
Other Assets less Liabilities – 0.5%		1,520
NET ASSETS – 100.0%		$304,288

(1)	Restricted security that has been deemed illiquid. At March 31, 2010, the value of the restricted illiquid security amounted to approximately $1,320,000 or 0.4% of net assets. Additional information on the restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000S)
Cemex S.A.B. de C.V., 4.88%, 3/15/15	3/25/10	$854
Kaiser Aluminium Corp., 4.50%, 4/1/15	3/24/10	427

(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly sold without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers, or if not available in accordance with procedures established by the Trustees of Northern Funds.
(3)	Investment in affiliated Portfolio. Northern Trust Investments, N.A. is an investment adviser of the Fund and an investment adviser to the Northern Institutional Funds.
(4)	The Fund had approximately $7,574,000 of net purchases in the Diversified Assets Portfolio of the Northern Institutional Funds during the fiscal year ended March 31, 2010.
*	Non-Income Producing Security

Percentages shown are based on Net Assets.

At March 31, 2010, the industry sectors (unaudited) for the Income Equity Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Communications	3.3%
Consumer Discretionary	5.6
Consumer Staples	8.9
Energy	9.5
Financials	16.0
Health Care	15.1
Industrials	7.2
Materials	7.1
Technology	17.8
Telecommunication Services	6.4
Utilities	3.1

Total	100.0%

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	55	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

INCOME EQUITY FUND continued

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities or other financial instruments, if any. Following is a summary of the inputs used in valuing the Income Equity Fund’s investments, which are carried at fair value, as of March 31, 2010:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Common Stocks	$175,716(1)	$ –	$–	$175,716
Convertible Preferred Stocks	21,616(1)	–	–	21,616
Convertible Bonds
Aerospace/Defense	–	3,484	–	3,484
Building Materials	–	882	–	882
Commercial Services	–	4,849	–	4,849
Computers	–	26,890	–	26,890
Electric Components & Equipment	–	4,620	–	4,620
Healthcare – Services	–	8,060	–	8,060
Home Builders	–	3,083	–	3,083
Housewares	–	947	–	947
Insurance	–	12,862	–	12,862
Iron/Steel	–	3,144	–	3,144
Mining	–	6,900	–	6,900
Miscellaneous Manufacturing	–	500	–	500
Oil & Gas	–	4,925	–	4,925
Semiconductors	–	5,932	–	5,932
Telecommunications	–	10,784	–	10,784
Investment Companies	7,574	–	–	7,574

Total Investments	$204,906	$97,862	$–	$302,768

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

EQUITY FUNDS	56	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2010

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	BALANCE AS OF 3/31/09 (000S)	NET REALIZED GAIN(LOSS) (000S)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) (000S)	NET PURCHASES (SALES) (000S)	NET TRANSFERS IN AND/OR OUT OF LEVEL 3 (000S) *	BALANCE AS OF 3/31/10 (000S)
Convertible Bonds
Computers	$4,980	$–	$976	$(5,956)	$–	$–
Telecommunications	3,843	–	1,286	–	(5,129)	–

Total	$8,823	$–	$2,262	$(5,956)	$(5,129)	$–

*	The value of Net Transfers In and/or Out of Level 3 were measured using the fair value as of the beginning of the year for transfers in and the fair value as of the end of the year for transfers out.

The amount of change in total unrealized gain on investments in Level 3 securities still held at March 31, 2010 was approximately $39, which is included in the Statement of Operations as part of the net change in unrealized appreciation (depreciation) on investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	57	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL GROWTH EQUITY FUND

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 98.2%

Australia – 2.4%

Myer Holdings Ltd.	745,180	$2,284

QBE Insurance Group Ltd.	144,944	2,766
Telstra Corp. Ltd.	948,775	2,601
		7,651

Belgium – 1.8%
Anheuser-Busch InBev N.V.	111,704	5,631

Brazil – 2.4%

Petroleo Brasileiro S.A. ADR	64,528	2,871
Vale S.A. ADR	143,894	4,632
		7,503

Canada – 2.5%

Bombardier, Inc., Class B	415,692	2,550

Rogers Communications, Inc., Class B	68,530	2,341

Talisman Energy, Inc.	107,393	1,836
Trican Well Service Ltd.	104,885	1,357
		8,084

China – 2.4%

Bank of China Ltd., Class H	7,076,000	3,764
China Yurun Food Group Ltd.	1,273,000	3,863
		7,627

Finland – 1.3%
UPM-Kymmene OYJ	308,062	4,093

France – 6.8%

Air Liquide S.A.	24,338	2,918

BNP Paribas	75,692	5,807

Societe Generale	107,755	6,769

Total S.A.	70,875	4,116
Veolia Environnement	59,714	2,076
		21,686

Germany – 6.0%

Allianz S.E. (Registered)	37,182	4,664

Deutsche Bank A.G. (Registered)	47,111	3,625

E.ON A.G.	91,366	3,374

GEA Group A.G.	95,772	2,221

Kabel Deutschland Holding A.G. *	26,002	736

Linde A.G.	16,799	2,001
Siemens A.G. (Registered)	23,369	2,341
		18,962

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 98.2% continued

Hong Kong – 2.6%

Esprit Holdings Ltd.	430,428	$3,386
Huabao International Holdings Ltd.	3,978,000	4,774
		8,160

India – 0.9%
Sterlite Industries India Ltd. ADR	149,342	2,779

Ireland – 0.8%
Covidien PLC	52,933	2,662

Italy – 0.8%
Enel S.p.A.	473,459	2,645

Japan – 20.1%

Canon, Inc.	83,700	3,869

Chiyoda Corp.	358,000	3,537

East Japan Railway Co.	38,200	2,655

Fast Retailing Co. Ltd.	20,700	3,595

Kansai Electric Power (The) Co., Inc.	101,300	2,321

Kawasaki Heavy Industries Ltd.	1,000,000	2,761

Kinden Corp.	238,000	2,085

Kubota Corp.	341,000	3,109

Mitsubishi UFJ Financial Group, Inc.	1,024,948	5,349

Mitsui & Co. Ltd.	286,200	4,805

Murata Manufacturing Co. Ltd.	45,700	2,597

NGK Insulators Ltd.	83,000	1,694

Nomura Holdings, Inc.	412,400	3,025

Shimano, Inc.	54,748	2,422

Shin-Etsu Chemical Co. Ltd.	52,300	3,039

Sony Corp.	113,500	4,348

Sumitomo Metal Mining Co. Ltd.	166,000	2,454

Tokio Marine Holdings, Inc.	138,000	3,888
Toyota Motor Corp.	158,500	6,373
		63,926

Netherlands – 6.3%

ASML Holding N.V.	119,046	4,238

Koninklijke KPN N.V.	167,462	2,656

Qiagen N.V. *	131,176	3,022

Royal Dutch Shell PLC, Class B (London Exchange)	201,825	5,566
Unilever N.V. – CVA	150,304	4,551
		20,033

Portugal – 1.0%
Jeronimo Martins SGPS S.A.	311,253	3,155

See Notes to the Financial Statements.

EQUITY FUNDS	58	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2010

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 98.2% continued

Singapore – 2.2%

CapitaLand Ltd.	1,068,600	$3,026
DBS Group Holdings Ltd.	394,000	4,022
		7,048

South Korea – 1.4%
Hyundai Motor Co.	45,100	4,600

Spain – 2.6%

Banco Santander S.A.	164,310	2,180

Iberdrola Renovables S.A.	250,124	1,040

Iberdrola S.A.	280,123	2,372
Telefonica S.A.	117,604	2,783
		8,375

Switzerland – 8.3%

ABB Ltd. (Registered) *	120,379	2,627

Credit Suisse Group A.G. (Registered)	118,616	6,099

Novartis A.G. (Registered)	141,413	7,644

Roche Holding A.G. (Genusschein)	46,689	7,577
Syngenta A.G. (Registered)	9,387	2,609
		26,556

Taiwan – 0.8%
MediaTek, Inc.	156,000	2,705

United Kingdom – 21.6%

Autonomy Corp. PLC *	136,762	3,786

BAE Systems PLC	250,640	1,415

Barclays PLC	683,019	3,719

BP PLC	499,490	4,730

Compass Group PLC	511,014	4,082

GlaxoSmithKline PLC	215,325	4,132

HSBC Holdings PLC	275,902	2,797

ITV PLC *	1,707,978	1,572

National Grid PLC	237,706	2,315

Pearson PLC	248,384	3,903

Prudential PLC	477,478	3,962

QinetiQ Group PLC	574,693	1,168

Reckitt Benckiser Group PLC	86,117	4,739

Rolls-Royce Group PLC *	625,359	5,655

Standard Chartered PLC	243,792	6,644

Vodafone Group PLC	2,834,025	6,557

Weir Group (The) PLC	292,628	4,147
WPP PLC	353,927	3,665
		68,988

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 98.2% continued

United States – 3.2%

Activision Blizzard, Inc.	231,225	$2,789

Mead Johnson Nutrition Co.	52,619	2,738

Schlumberger Ltd.	47,971	3,044
Virgin Media, Inc.	95,799	1,653
		10,224
Total Common Stocks
(Cost $277,581) (1)		313,093

INVESTMENT COMPANIES – 0.9%
Northern Institutional Funds – Diversified Assets Portfolio (2) (3)	2,719,098	2,719
Total Investment Companies
(Cost $2,719)		2,719

Total Investments – 99.1%
(Cost $280,300)		315,812
Other Assets less Liabilities – 0.9%		2,936
NET ASSETS – 100.0%		$318,748

(1)	In accordance with the Fund’s prospectus, adjustment factors were provided by an independent evaluation service to determine the value of certain foreign securities.
(2)	Investment in affiliated Portfolio. Northern Trust Investments, N.A. is an investment adviser of the Fund and an investment adviser to the Northern Institutional Funds.
(3)	The Fund had approximately $2,719,000 of net purchases in the Diversified Assets Portfolio of the Northern Institutional Funds during the fiscal year ended March 31, 2010.
*	Non-Income Producing Security

Percentages shown are based on Net Assets.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	59	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL GROWTH EQUITY FUND continued	MARCH 31, 2010

At March 31, 2010, the industry sectors (unaudited) for the International Growth Equity Fund were:

INDUSTRY SECTOR	% OF LONG TERM INVESTMENTS
Consumer Discretionary	13.6%
Consumer Staples	7.9
Energy	7.5
Financials	22.9
Health Care	8.0
Industrials	13.7
Information Technology	6.4
Materials	9.4
Telecommunication Services	5.4
Utilities	5.2

Total	100.0%

At March 31, 2010, the International Growth Equity Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
Euro	25.2%
British Pound	23.8
Japanese Yen	20.4
Swiss Franc	8.5
United States Dollar	7.4
Hong Kong Dollar	5.1
All other currencies less than 5%	9.6

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities or other financial instruments, if any. Following is a summary of the inputs used in valuing the International Growth Equity Fund’s investments, which are carried at fair value, as of March 31, 2010:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Common Stocks
Consumer Discretionary	$1,653	$40,966	$–	$42,619
Consumer Staples	2,738	21,940	–	24,678
Energy	9,109	14,412	–	23,521
Financials	–	72,105	–	72,105
Health Care	2,661	22,375	–	25,036
Industrials	2,550	40,221	–	42,771
Information Technology	2,789	17,195	–	19,984
Materials	7,411	21,888	–	29,299
Telecommunication Services	2,341	14,596	–	16,937
Utilities	–	16,143	–	16,143
Investment Companies	2,719	–	–	2,719

Total Investments	$33,971	$281,841	$–	$315,812

See Notes to the Financial Statements.

EQUITY FUNDS	60	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

LARGE CAP VALUE FUND	MARCH 31, 2010

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 97.1%

Advertising – 1.9%
Omnicom Group, Inc.	110,935	$4,305

Aerospace/Defense – 4.2%

Boeing (The) Co.	88,410	6,420
Lockheed Martin Corp.	38,095	3,170
		9,590

Banks – 9.3%

Bank of New York Mellon (The) Corp.	144,460	4,461

BB&T Corp.	197,880	6,410

Goldman Sachs Group (The), Inc.	21,978	3,750
Wells Fargo & Co.	206,725	6,433
		21,054

Beverages – 2.7%

Coca-Cola (The) Co.	43,935	2,416
PepsiCo, Inc.	55,710	3,686
		6,102

Chemicals – 2.4%
Dow Chemical (The) Co.	186,845	5,525

Computers – 0.9%
International Business Machines Corp.	16,655	2,136

Cosmetics/Personal Care – 1.7%
Procter & Gamble (The) Co.	61,585	3,896

Diversified Financial Services – 4.4%

American Express Co.	124,995	5,157
Invesco Ltd.	219,860	4,817
		9,974

Food – 0.9%
Kraft Foods, Inc., Class A	67,380	2,037

Healthcare – Products – 4.1%

Johnson & Johnson	68,265	4,451
Medtronic, Inc.	107,705	4,850
		9,301

Insurance – 7.2%

Allstate (The) Corp.	198,745	6,421

Chubb Corp.	42,585	2,208

Hartford Financial Services Group, Inc.	56,505	1,606
MetLife, Inc.	139,840	6,061
		16,296

Machinery – Diversified – 1.0%
Deere & Co.	36,960	2,198

	NUMBER OF SHARES	VALUE (000S)
COMMON ST OCKS – 97.1% continued

Media – 2.5%
McGraw-Hill (The) Cos., Inc.	159,250	$5,677

Mining – 2.9%

Alcoa, Inc.	333,755	4,753
Vulcan Materials Co.	39,945	1,887
		6,640

Miscellaneous Manufacturing – 5.2%

3M Co.	44,135	3,689
General Electric Co.	444,140	8,083
		11,772

Oil & Gas – 10.2%

Cenovus Energy, Inc.	104,515	2,740

Chevron Corp.	85,875	6,512

EnCana Corp.	93,490	2,901

Exxon Mobil Corp.	95,720	6,411
Transocean Ltd. *	53,985	4,663
		23,227

Oil & Gas Services – 4.4%

Baker Hughes, Inc.	111,550	5,225
Schlumberger Ltd.	75,760	4,808
		10,033

Pharmaceuticals – 5.7%

Bristol-Myers Squibb Co.	150,900	4,029

Pfizer, Inc.	248,223	4,257
Sanofi-Aventis S.A. ADR	122,920	4,592
		12,878

Retail – 4.7%

Gap (The), Inc.	112,360	2,597

Home Depot (The), Inc.	180,435	5,837
J.C. Penney Co., Inc.	70,855	2,279
		10,713

Savings & Loans – 3.7%

Hudson City Bancorp, Inc.	196,150	2,778
New York Community Bancorp, Inc.	345,245	5,710
		8,488

Semiconductors – 4.6%

Analog Devices, Inc.	145,335	4,189
Intel Corp.	277,365	6,174
		10,363

Software – 2.8%
Microsoft Corp.	214,235	6,271

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	61	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

LARGE CAP VALUE FUND continued	MARCH 31, 2010

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 97.1% continued

Telecommunications – 7.8%

AT&T, Inc.	178,190	$4,604

QUALCOMM, Inc.	112,725	4,733

Telefonaktiebolaget LM Ericsson ADR	366,975	3,828
Verizon Communications, Inc.	145,640	4,518
		17,683

Tobacco – 1.9%
Philip Morris International, Inc.	83,595	4,360
Total Common Stocks
(Cost $190,088)		220,519

INVESTMENT COMPANIES – 2.5%
Northern Institutional Funds – Diversified Assets Portfolio (1) (2)	5,681,750	5,682
Total Investment Companies
(Cost $5,682)		5,682

Total Investments – 99.6%
(Cost $195,770)		226,201
Other Assets less Liabilities – 0.4%		903
NET ASSETS – 100.0%		$227,104

(1)	Investment in affiliated Portfolio. Northern Trust Investments, N.A. is an investment adviser of the Fund and an investment adviser to the Northern Institutional Funds.
(2)	The Fund had approximately $5,682,000 of net purchases in the Diversified Assets Portfolio of the Northern Institutional Funds during the fiscal year ended March 31, 2010.
*	Non-Income Producing Security

Percentages shown are based on Net Assets.

At March 31, 2010, the industry sectors (unaudited) for the Large Cap Value Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	9.4%
Consumer Staples	7.4
Energy	15.1
Financials	25.3
Health Care	10.1
Industrials	10.7
Information Technology	12.4
Materials	5.5
Telecommunication Services	4.1

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities or other financial instruments, if any. Following is a summary of the inputs used in valuing the Large Cap Value Fund’s investments, which are carried at fair value, as of March 31, 2010:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Common Stocks	$220,519(1)	$–	$–	$220,519
Investment Companies	5,682	–	–	5,682

Total Investments	$226,201	$–	$–	$226,201

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

EQUITY FUNDS	62	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MID CAP GROWTH FUND	MARCH 31, 2010

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 97.3%

Aerospace/Defense – 3.0%

BE Aerospace, Inc. *	43,159	$1,314
Goodrich Corp.	28,856	2,035
		3,349

Banks – 3.4%

Capital One Financial Corp.	17,666	731

City National Corp.	29,954	1,617
Credicorp Ltd.	15,876	1,400
		3,748

Beverages – 1.0%
Hansen Natural Corp. *	24,891	1,080

Biotechnology – 3.3%

Alexion Pharmaceuticals, Inc. *	22,892	1,245

Charles River Laboratories

International, Inc. *	21,504	845
Life Technologies Corp. *	29,570	1,546
		3,636

Chemicals – 1.9%

Agrium, Inc.	12,412	876
FMC Corp.	19,354	1,172
		2,048

Commercial Services – 4.6%

Apollo Group, Inc., Class A *	19,738	1,210

Gartner, Inc. *	54,278	1,207

Monster Worldwide, Inc. *	92,124	1,530
SuccessFactors, Inc. *	59,909	1,141
		5,088

Computers – 6.1%

Brocade Communications Systems, Inc. *	167,719	958

MICROS Systems, Inc. *	40,674	1,337

NetApp, Inc. *	57,310	1,866

SRA International, Inc., Class A *	57,043	1,186
Western Digital Corp. *	35,318	1,377
		6,724

Distribution/Wholesale – 1.7%
LKQ Corp. *	90,701	1,841

Diversified Financial Services – 5.1%

IntercontinentalExchange, Inc. *	11,680	1,310

Invesco Ltd.	69,485	1,523

Lazard Ltd., Class A	34,006	1,214
Stifel Financial Corp. *	28,582	1,536
		5,583

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 97.3% continued

Electrical Components & Equipment – 0.7%
GrafTech International Ltd. *	58,160	$795

Electronics – 2.5%

Jabil Circuit, Inc.	90,809	1,470
Waters Corp. *	18,363	1,240
		2,710

Engineering & Construction – 1.0%
Fluor Corp.	22,560	1,049

Entertainment – 1.1%
Bally Technologies, Inc. *	30,207	1,225

Food – 2.7%

Flowers Foods, Inc.	46,816	1,158
TreeHouse Foods, Inc. *	40,202	1,764
		2,922

Healthcare – Products – 5.5%

Henry Schein, Inc. *	28,662	1,688

Intuitive Surgical, Inc. *	2,763	962

Inverness Medical Innovations, Inc. *	36,693	1,429

NuVasive, Inc. *	20,823	941
ResMed, Inc. *	15,992	1,018
		6,038

Healthcare – Services – 1.0%
Mednax, Inc. *	18,743	1,091

Home Builders – 1.1%
KB Home	69,818	1,169

Home Furnishings – 0.9%
Harman International Industries, Inc. *	20,572	962

Household Products/Wares – 1.8%

Church & Dwight Co., Inc.	18,463	1,236
Tupperware Brands Corp.	15,150	731
		1,967

Internet – 3.9%

F5 Networks, Inc. *	18,275	1,124

GSI Commerce, Inc. *	30,734	850

McAfee, Inc. *	30,406	1,220
TIBCO Software, Inc. *	106,903	1,154
		4,348

Leisure Time – 1.5%
Royal Caribbean Cruises Ltd. *	49,309	1,627

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	63	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

MID CAP GROWTH FUND continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 97.3% continued

Lodging – 1.4%

Marriott International, Inc., Class A	47,819	$1,507
Marriott International, Inc., Class A – Fractional Shares *	34,801	–
		1,507

Machinery – Diversified – 3.4%

Flowserve Corp.	13,300	1,466

Gardner Denver, Inc.	26,905	1,185
Roper Industries, Inc.	18,961	1,097
		3,748

Media – 1.6%
Discovery Communications, Inc., Class A *	52,650	1,779

Mining – 1.2%
Teck Resources Ltd., Class B *	31,216	1,360

Miscellaneous Manufacturing – 2.5%

Cooper Industries PLC	30,516	1,463
Hexcel Corp. *	90,693	1,310
		2,773

Oil & Gas – 2.5%

Ensco PLC	19,635	879

Newfield Exploration Co. *	17,352	903
Noble Energy, Inc.	14,068	1,027
		2,809

Oil & Gas Services – 2.4%

Cameron International Corp. *	33,606	1,440
Oceaneering International, Inc. *	19,420	1,233
		2,673

Pharmaceuticals – 2.7%

Express Scripts, Inc. *	15,262	1,553
Mylan, Inc. *	62,663	1,423
		2,976

Retail – 9.0%

Cheesecake Factory (The), Inc. *	42,005	1,137

Dollar Tree, Inc. *	20,770	1,230

Guess?, Inc.	32,379	1,521

Nordstrom, Inc.	46,177	1,886

Urban Outfitters, Inc. *	31,241	1,188

Williams-Sonoma, Inc.	53,729	1,413
World Fuel Services Corp.	58,539	1,559
		9,934

Semiconductors – 6.5%

Altera Corp.	57,364	1,395

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 97.3% continued

Semiconductors – 6.5% continued

Marvell Technology Group Ltd. *	91,950	$1,874

ON Semiconductor Corp. *	175,720	1,406

Silicon Laboratories, Inc. *	19,134	912
Teradyne, Inc. *	142,815	1,595
		7,182

Software – 4.5%

Allscripts-Misys Healthcare Solutions, Inc. *	31,405	614

Cerner Corp. *	19,004	1,617

Quality Systems, Inc.	11,439	703

Red Hat, Inc. *	37,932	1,110
Sybase, Inc. *	19,937	929
		4,973

Telecommunications – 3.6%

CommScope, Inc. *	48,414	1,357

Millicom International Cellular S.A.	10,098	900
NII Holdings, Inc. *	42,222	1,759
		4,016

Transportation – 2.2%

CSX Corp.	23,979	1,221
J.B. Hunt Transport Services, Inc.	32,581	1,169
		2,390
Total Common Stocks
(Cost $78,304)		107,120

INVESTMENT COMPANIES – 2.8%
Northern Institutional Funds - Diversified Assets Portfolio (1) (2)	3,073,838	$3,074
Total Investment Companies
(Cost $3,074)		3,074

Total Investments – 100.1%
(Cost $81,378)		110,194
Liabilities less Other Assets – (0.1)%		(100)
NET ASSETS – 100.0%		$110,094

(1)	Investment in affiliated Portfolio. Northern Trust Investments, N.A. is an investment adviser of the Fund and an investment adviser to the Northern Institutional Funds.
(2)	The Fund had approximately $3,074,000 of net purchases in the Diversified Assets Portfolio of Northern Institutional Funds during the fiscal year ended March 31, 2010.
*	Non-Income Producing Security

Percentages shown are based on Net Assets.

See Notes to the Financial Statements.

EQUITY FUNDS	64	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2010

At March 31, 2010, the industry sectors (unaudited) for the Mid Cap Growth Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	19.1%
Consumer Staples	4.9
Energy	6.6
Financials	8.7
Health Care	16.7
Industrials	13.2
Information Technology	25.1
Materials	3.2
Telecommunication Services	2.5

Total	100%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities or other financial instruments, if any. Following is a summary of the inputs used in valuing the Mid Cap Growth Fund’s investments, which are carried at fair value, as of March 31, 2010:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Common Stocks	$107,120(1)	$–	$–	$107,120
Investment Companies	3,074	–	–	3,074

Total Investments	$110,194	$–	$–	$110,194

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	65	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SELECT EQUITY FUND

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 99.2%

Aerospace/Defense – 4.4%

Boeing (The) Co.	16,775	$1,218

Rockwell Collins, Inc.	18,525	1,159
United Technologies Corp.	16,650	1,226
		3,603

Apparel – 2.1%
NIKE, Inc., Class B	23,500	1,727

Auto Parts & Equipment – 1.5%
Johnson Controls, Inc.	37,515	1,238

Banks – 1.3%
Goldman Sachs Group (The), Inc.	6,135	1,047

Beverages – 2.3%
PepsiCo, Inc.	28,950	1,915

Biotechnology – 3.0%

Celgene Corp. *	12,020	745

Gilead Sciences, Inc. *	21,790	991
Life Technologies Corp. *	14,470	756
		2,492

Chemicals – 4.5%

Air Products & Chemicals, Inc.	11,875	878

Ecolab, Inc.	18,550	816

Monsanto Co.	12,100	864
Mosaic (The) Co.	19,650	1,194
		3,752

Coal – 0.5%
Peabody Energy Corp.	8,550	391

Commercial Services – 3.2%

Mastercard, Inc., Class A	7,945	2,018
Quanta Services, Inc. *	31,920	612
		2,630

Computers – 13.2%

Accenture PLC, Class A	19,650	824

Apple, Inc. *	16,680	3,919

Cognizant Technology Solutions Corp.,

Class A *	17,495	892

EMC Corp. *	24,290	438

Hewlett-Packard Co.	30,200	1,605

International Business Machines Corp.	15,575	1,998

NetApp, Inc. *	16,895	550
Research In Motion Ltd. *	9,350	691
		10,917

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 99.2% continued

Cosmetics/Personal Care – 2.8%

Avon Products, Inc.	36,600	$1,240
Procter & Gamble (The) Co.	16,500	1,044
		2,284

Diversified Financial Services – 2.9%

BlackRock, Inc.	5,900	1,285
Charles Schwab (The) Corp.	60,270	1,126
		2,411

Engineering & Construction – 0.5%
Shaw Group (The), Inc. *	11,835	407

Food – 1.3%
Sysco Corp.	35,020	1,033

Healthcare – Products – 6.4%

Alcon, Inc.	2,600	420

Covidien PLC	29,870	1,502

Intuitive Surgical, Inc. *	2,850	992

Johnson & Johnson	23,650	1,542
Medtronic, Inc.	18,525	834
		5,290

Healthcare – Services – 1.0%
UnitedHealth Group, Inc.	26,115	853

Internet – 6.5%

Amazon.com, Inc. *	13,960	1,895
Google, Inc., Class A *	6,085	3,450
		5,345

Machinery – Diversified – 1.1%
Cummins, Inc.	14,400	892

Media – 2.0%
Walt Disney (The) Co.	47,325	1,652

Mining – 2.7%

BHP Billiton Ltd. ADR	18,125	1,456
Freeport-McMoRan Copper & Gold, Inc.	9,600	802
		2,258

Miscellaneous Manufacturing – 1.6%
Danaher Corp.	16,460	1,315

Oil & Gas – 4.0%

Apache Corp.	13,050	1,325

Talisman Energy, Inc.	47,100	803
Transocean Ltd. *	13,900	1,201
		3,329

See Notes to the Financial Statements.

EQUITY FUNDS	66	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2010

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 99.2% continued

Oil & Gas Services – 3.3%

National-Oilwell Varco, Inc.	26,350	$1,069
Schlumberger Ltd.	26,400	1,676
		2,745

Pharmaceuticals – 6.0%

Abbott Laboratories	29,450	1,552

Forest Laboratories, Inc. *	19,525	612

McKesson Corp.	13,100	861

Medco Health Solutions, Inc. *	6,645	429
Teva Pharmaceutical Industries Ltd. ADR	24,450	1,542
		4,996

Retail – 5.5%

Costco Wholesale Corp.	16,800	1,003

Kohl’s Corp. *	17,165	940

McDonald’s Corp.	20,960	1,399

Tiffany & Co.	13,150	625
TJX Cos., Inc.	14,280	607
		4,574

Software – 9.3%

Adobe Systems, Inc. *	33,050	1,169

Autodesk, Inc. *	14,050	413

Cerner Corp. *	14,880	1,266

Microsoft Corp.	75,525	2,211

Oracle Corp.	75,070	1,928
Salesforce.com, Inc. *	9,040	673
		7,660

Telecommunications – 5.1%

Cisco Systems, Inc. *	104,000	2,707

Juniper Networks, Inc. *	20,755	637
QUALCOMM, Inc.	21,725	912
		4,256

Transportation – 1.2%
FedEx Corp.	11,050	1,032
Total Common Stocks
(Cost $66,833)		82,044

	NUMBER OF SHARES	VALUE (000S)
INVESTMENT COMPANIES – 0.6%
Northern Institutional Funds – Diversified Assets Portfolio (1) (2)	493,285	$493
Total Investment Companies
(Cost $493)		493

Total Investments – 99.8%
(Cost $67,326)		82,537
Other Assets less Liabilities – 0.2%		189
NET ASSETS – 100.0%		$82,726

(1)	Investment in affiliated Portfolio. Northern Trust Investments, N.A. is an investment adviser of the Fund and an investment adviser to the Northern Institutional Funds.
(2)	The Fund had approximately $493,000 of net purchases in the Diversified Assets Portfolio of the Northern Institutional Funds during the fiscal year ended March 31, 2010.
*	Non-Income Producing Security

Percentages shown are based on Net Assets.

At March 31, 2010, the industry sectors (unaudited) for the Select Equity Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	9.8%
Consumer Staples	8.9
Energy	7.8
Financials	6.3
Health Care	18.3
Industrials	8.4
Information Technology	33.0
Materials	7.5

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security)

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	67	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SELECT EQUITY FUND continued	MARCH 31, 2010

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities or other financial instruments, if any. Following is a summary of the inputs used in valuing the Select Equity Fund’s investments, which are carried at fair value, as of March 31, 2010:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Common Stocks	$82,044(1)	$–	$–	$82,044
Investment Companies	493	–	–	493

Total Investments	$82,537	$–	$–	$82,537

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

EQUITY FUNDS	68	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND(1)	MARCH 31, 2010

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 94.7%

Advertising – 0.1%

APAC Customer Services, Inc. *	700	$4

Harte-Hanks, Inc.	2,464	32

inVentiv Health, Inc. *	811	18
Marchex, Inc., Class B	1,144	6
		60

Aerospace/Defense – 1.5%

AAR Corp. *	1,417	35

Aerovironment, Inc. *	411	11

Argon ST, Inc. *	463	12

Astronics Corp. *	217	2

Breeze-Eastern Corp. *	261	2

Cubic Corp.	1,380	50

Curtiss-Wright Corp.	1,890	66

Ducommun, Inc.	200	4

Esterline Technologies Corp. *	1,135	56

GenCorp, Inc. *	776	4

HEICO Corp.	963	50

Herley Industries, Inc. *	450	7

Kaman Corp.	684	17

LMI Aerospace, Inc. *	245	4

Moog, Inc., Class A *	1,415	50

Moog, Inc., Class B *	164	6

National Presto Industries, Inc.	313	37

Orbital Sciences Corp. *	2,166	41

SIFCO Industries, Inc.	164	3

Teledyne Technologies, Inc. *	1,500	62
Triumph Group, Inc.	824	58
		577

Agriculture – 0.5%

AgFeed Industries, Inc. *	513	3

Alico, Inc.	164	4

Alliance One International, Inc. *	3,524	18

Andersons (The), Inc.	600	20

Cadiz, Inc. *	1,486	19

Griffin Land & Nurseries, Inc.	67	2

Tejon Ranch Co. *	990	30

Universal Corp.	1,100	58
Vector Group Ltd.	2,219	34
		188

Airlines – 0.4%

Alaska Air Group, Inc. *	1,277	53

Allegiant Travel Co. *	1,000	58

Hawaiian Holdings, Inc. *	635	5

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 94.7% – continued

Airlines – 0.4% – continued

Republic Airways Holdings, Inc. *	549	$3
Skywest, Inc.	2,745	39
		158

Apparel – 1.5%

American Apparel, Inc. *	854	3

Carter’s, Inc. *	2,065	62

Cherokee, Inc.	200	4

Deckers Outdoor Corp. *	500	69

G-III Apparel Group Ltd. *	152	4

Iconix Brand Group, Inc. *	3,353	51

K-Swiss, Inc., Class A *	840	9

Maidenform Brands, Inc. *	200	4

Oxford Industries, Inc.	991	20

Perry Ellis International, Inc. *	920	21

Quiksilver, Inc. *	1,176	6

Steven Madden Ltd. *	571	28

Superior Uniform Group, Inc.	219	2

Timberland (The) Co., Class A *	2,385	51

True Religion Apparel, Inc. *	386	12

Under Armour, Inc., Class A *	1,638	48

Unifi, Inc. *	750	3

Volcom, Inc. *	582	11

Warnaco Group (The), Inc. *	1,608	77

Weyco Group, Inc.	219	5
Wolverine World Wide, Inc.	2,652	77
		567

Auto Manufacturers – 0.0%
Force Protection, Inc. *	1,236	7

Auto Parts & Equipment – 0.5%

American Axle & Manufacturing

Holdings, Inc. *	1,003	10

Amerigon, Inc. *	309	3

ATC Technology Corp. *	603	10

Cooper Tire & Rubber Co.	2,229	42

Dorman Products, Inc. *	319	6

Fuel Systems Solutions, Inc. *	1,300	42

Miller Industries, Inc.	300	4

Modine Manufacturing Co. *	1,180	13

Spartan Motors, Inc.	478	3

Standard Motor Products, Inc.	500	5

Superior Industries International, Inc.	750	12

Tenneco, Inc. *	1,757	42

Titan International, Inc.	943	8

See Notes to the Financial Statements.

(1)	Formerly known as Small Cap Growth Fund

NORTHERN FUNDS ANNUAL REPORT	69	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND(1) continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 94.7% – continued

Auto Parts & Equipment – 0.5% – continued
Wonder Auto Technology, Inc. *	318	$3
		203

Banks – 5.9%

1st Source Corp.	1,972	35

Alliance Bancorp, Inc. of Pennsylvania	249	2

Alliance Financial Corp.	62	2

American National Bankshares, Inc.	940	19

Ameris Bancorp	294	3

Ames National Corp.	909	18

Arrow Financial Corp.	894	24

Banco Latinoamericano de Comercio

Exterior S.A., Class E	825	12

Bancorp (The), Inc. *	500	4

Bancorp Rhode Island, Inc.	54	1

Bank Mutual Corp.	1,869	12

Bank of Marin Bancorp	64	2

Bank of South Carolina Corp.	186	2

Bank of the Ozarks, Inc.	500	18

Banner Corp.	472	2

Bar Harbor Bankshares	450	14

BCB Bancorp, Inc.	219	2

Berkshire Bancorp, Inc. *	329	2

Boston Private Financial Holdings, Inc.	927	7

Bryn Mawr Bank Corp.	184	3

Camden National Corp.	300	10

Capital City Bank Group, Inc.	1,410	20

Cardinal Financial Corp.	400	4

Cass Information Systems, Inc.	66	2

Cathay General Bancorp	2,722	32

Center Bancorp, Inc.	1,980	16

Centerstate Banks, Inc.	225	3

Century Bancorp, Inc., Class A	113	2

Chemical Financial Corp.	535	13

Citizens & Northern Corp.	244	3

City Holding Co.	941	32

CoBiz Financial, Inc.	578	4

Columbia Banking System, Inc.	1,156	23

Commercial National Financial Corp.	124	2

Community Bank System, Inc.	1,976	45

Community Trust Bancorp, Inc.	864	23

CVB Financial Corp.	2,122	21

Eagle Bancorp, Inc. *	1,410	17

Enterprise Bancorp, Inc.	210	3

Enterprise Financial Services Corp.	268	3

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 94.7% – continued

Banks – 5.9% continued

Farmers Capital Bank Corp.	217	$2

Fidelity Southern Corp. *	546	3

Financial Institutions, Inc.	650	9

First Bancorp	300	4

First BanCorp Puerto Rico	1,024	2

First Bancorp, Inc.	615	10

First Busey Corp.	392	2

First Citizens BancShares, Inc., Class A	199	40

First Community Bancshares, Inc.	1,600	20

First Financial Bankshares, Inc.	1,100	57

First Financial Corp.	995	29

First Financial Service Corp.	249	2

First Merchants Corp.	420	3

First Midwest Bancorp, Inc.	2,735	37

First of Long Island (The) Corp.	850	20

First South Bancorp, Inc.	164	2

FirstMerit Corp.	2,300	50

FNB Corp.	1,580	13

Fulton Financial Corp.	6,755	69

German American Bancorp, Inc.	144	2

Glacier Bancorp, Inc.	2,766	42

Great Southern Bancorp, Inc.	1,000	22

Guaranty Bancorp *	1,681	3

Hampton Roads Bankshares, Inc.	1,055	2

Hancock Holding Co.	1,140	48

Hanmi Financial Corp. *	1,327	3

Harleysville National Corp.	932	6

Hawthorn Bancshares, Inc.	164	2

Heartland Financial USA, Inc.	217	3

Heritage Financial Corp. *	210	3

IBERIABANK Corp.	675	40

Independent Bank Corp.	1,210	30

International Bancshares Corp.	1,881	43

Jeffersonville Bancorp	219	2

Lakeland Bancorp, Inc.	2,343	21

Lakeland Financial Corp.	368	7

MainSource Financial Group, Inc.	402	3

Merchants Bancshares, Inc.	651	14

Metro Bancorp, Inc. *	280	4

Middleburg Financial Corp.	505	8

Midsouth Bancorp, Inc.	262	4

MidWestOne Financial Group, Inc.	168	2

Nara Bancorp, Inc. *	318	3

National Bankshares, Inc.	654	18

See Notes to the Financial Statements.

(1)	Formerly known as Small Cap Growth Fund

EQUITY FUNDS	70	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2010

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 94.7% – continued

Banks – 5.9% – continued

NBT Bancorp, Inc.	1,665	$38

Northrim BanCorp, Inc.	214	4

Norwood Financial Corp.	667	18

Ohio Valley Banc Corp.	833	18

Old National Bancorp	3,249	39

Old Second Bancorp, Inc.	440	3

Oriental Financial Group, Inc.	950	13

Orrstown Financial Services, Inc.	600	15

Pacific Capital Bancorp N.A. *	1,249	2

Pacific Continental Corp.	280	3

PacWest Bancorp	817	19

Park National Corp.	717	45

Peapack Gladstone Financial Corp.	225	4

Peoples Bancorp, Inc.	300	5

Peoples Financial Corp.	124	2

Pinnacle Financial Partners, Inc. *	1,600	24

Popular, Inc. *	3,044	9

Porter Bancorp, Inc.	217	3

Premier Financial Bancorp, Inc.	328	3

PrivateBancorp, Inc.	1,717	23

Prosperity Bancshares, Inc.	1,396	57

QCR Holdings, Inc.	221	2

Renasant Corp.	738	12

Republic Bancorp, Inc., Class A	519	10

Republic First Bancorp, Inc. *	510	2

S&T Bancorp, Inc.	1,680	35

S.Y. Bancorp, Inc.	725	16

Sandy Spring Bancorp, Inc.	1,400	21

Santander BanCorp *	1,470	18

Savannah Bancorp (The), Inc.	217	2

SCBT Financial Corp.	645	24

Seacoast Banking Corp. of Florida *	1,474	2

Shore Bancshares, Inc.	300	4

Sierra Bancorp	300	4

Signature Bank *	1,232	46

Simmons First National Corp., Class A	949	26

Smithtown Bancorp, Inc.	667	3

Southern National Bancorp, Inc. of

Virginia *	217	2

Southside Bancshares, Inc.	275	6

Southwest Bancorp, Inc.	294	2

State Bancorp, Inc.	217	2

StellarOne Corp.	436	6

Sterling Bancorp	319	3

Suffolk Bancorp	219	7

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 94.7% – continued

Banks – 5.9% – continued

Sun Bancorp, Inc. *	591	$2

SVB Financial Group *	1,177	55

Tompkins Financial Corp.	317	12

Tower Bancorp, Inc.	500	13

TowneBank	524	7

Trico Bancshares	875	17

TrustCo Bank Corp. NY	3,120	19

Trustmark Corp.	2,250	55

UMB Financial Corp.	1,681	68

Union First Market Bankshares Corp.	300	5

United Bancorp, Inc.	219	2

United Bankshares, Inc.	1,962	51

United Community Banks, Inc. *	592	3

Univest Corp. of Pennsylvania	200	4

Wainwright Bank & Trust Co.	219	2

Washington Banking Co.	210	3

Washington Trust Bancorp, Inc.	1,247	23

WesBanco, Inc.	886	14

West Bancorporation	384	2

Westamerica Bancorporation, Inc.	1,165	67

Western Alliance Bancorp *	584	3

Wilber Corp.	329	2

Wilmington Trust Corp.	2,450	41

Wilshire Bancorp, Inc.	250	3

Wintrust Financial Corp.	990	37
Yadkin Valley Financial Corp.	752	3
		2,286

Beverages – 0.3%

Boston Beer Co., Inc., Class A *	900	47

Coca-Cola Bottling Co. Consolidated	586	34

Diedrich Coffee, Inc. *	200	7

Farmer Bros. Co.	604	11

National Beverage Corp.	1,057	12
Peet’s Coffee & Tea, Inc. *	338	14
		125

Biotechnology – 1.5%

Acorda Therapeutics, Inc. *	1,327	45

Affymax, Inc. *	628	15

American Oriental Bioengineering, Inc. *	1,076	4

Arena Pharmaceuticals, Inc. *	1,774	5

Ariad Pharmaceuticals, Inc. *	715	2

Arqule, Inc. *	723	4

ARYx Therapeutics, Inc. *	830	1

See Notes to the Financial Statements.

(1)	Formerly known as Small Cap Growth Fund

NORTHERN FUNDS ANNUAL REPORT	71	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND(1) continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 94.7% – continued

Biotechnology – 1.5% – continued

BioCryst Pharmaceuticals, Inc. *	386	$3

Cambrex Corp. *	1,494	6

Celldex Therapeutics, Inc. *	1,077	7

Chelsea Therapeutics International, Inc. *	828	3

Clinical Data, Inc. *	400	8

Cubist Pharmaceuticals, Inc. *	2,201	50

Curis, Inc. *	744	2

Cytokinetics, Inc. *	1,200	4

Emergent Biosolutions, Inc. *	1,200	20

Enzo Biochem, Inc. *	571	3

Enzon Pharmaceuticals, Inc. *	4,702	48

Exelixis, Inc. *	4,960	30

Facet Biotech Corp. *	1,650	45

Geron Corp. *	2,700	15

GTx, Inc. *	625	2

Harvard Bioscience, Inc. *	783	3

Idera Pharmaceuticals, Inc. *	600	4

Immunomedics, Inc. *	881	3

Incyte Corp. Ltd. *	2,564	36

Lexicon Pharmaceuticals, Inc. *	713	1

Ligand Pharmaceuticals, Inc., Class B *	1,263	2

Maxygen, Inc. *	1,082	7

Medicines (The) Co. *	1,612	13

Micromet, Inc. *	373	3

Momenta Pharmaceuticals, Inc. *	1,974	30

Nanosphere, Inc. *	654	3

Novavax, Inc. *	1,010	2

NPS Pharmaceuticals, Inc. *	880	4

OncoGenex Pharmaceutical, Inc. *	200	4

PDL BioPharma, Inc.	4,904	30

Peregrine Pharmaceuticals, Inc. *	815	3

Protalix BioTherapeutics, Inc. *	5,600	37

Regeneron Pharmaceuticals, Inc. *	1,472	39

Repligen Corp. *	746	3

RTI Biologics, Inc. *	1,449	6

Sangamo Biosciences, Inc. *	1,311	7

Seattle Genetics, Inc. *	1,092	13

Sequenom, Inc. *	1,700	11

StemCells, Inc. *	2,139	2

SuperGen, Inc. *	642	2

Vical, Inc. *	756	3
Zymogenetics, Inc. *	842	5
		598

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 94.7% – continued

Building Materials – 0.8%

AAON, Inc.	484	$11

Apogee Enterprises, Inc.	911	14

Armstrong World Industries, Inc. *	535	19

Builders FirstSource, Inc. *	747	2

Comfort Systems USA, Inc.	2,456	31

Drew Industries, Inc. *	2,201	49

Eagle Materials, Inc.	1,487	40

Gibraltar Industries, Inc. *	582	7

Interline Brands, Inc. *	2,132	41

LSI Industries, Inc.	428	3

NCI Building Systems, Inc. *	93	1

Quanex Building Products Corp.	1,144	19

Simpson Manufacturing Co., Inc.	1,700	47

Trex Co., Inc. *	294	6
Universal Forest Products, Inc.	500	19
		309

Chemicals – 2.3%

A. Schulman, Inc.	1,668	41

Aceto Corp.	503	3

American Vanguard Corp.	328	3

Arch Chemicals, Inc.	1,333	46

Balchem Corp.	800	20

Cabot Corp.	601	18

Ferro Corp. *	1,190	10

Georgia Gulf Corp. *	640	12

H.B. Fuller Co.	2,474	57

Hawkins, Inc.	326	8

ICO, Inc.	914	7

Innophos Holdings, Inc.	546	15

Innospec, Inc. *	2,041	23

KMG Chemicals, Inc.	900	16

Landec Corp. *	546	4

Minerals Technologies, Inc.	763	40

NewMarket Corp.	690	71

Olin Corp.	2,862	56

OM Group, Inc. *	1,100	37

Omnova Solutions, Inc. *	1,600	13

Quaker Chemical Corp.	1,253	34

Rockwood Holdings, Inc. *	1,699	45

Sensient Technologies Corp.	1,789	52

ShengdaTech, Inc. *	1,407	11

Solutia, Inc. *	897	14

Spartech Corp. *	1,089	13

Stepan Co.	708	40

See Notes to the Financial Statements.

(1)	Formerly known as Small Cap Growth Fund

EQUITY FUNDS	72	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2010

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 94.7% – continued

Chemicals – 2.3% – continued

Symyx Technologies, Inc. *	589	$3

W.R. Grace & Co. *	3,152	87

Westlake Chemical Corp.	2,535	65

Zep, Inc.	1,329	29
Zoltek Cos., Inc. *	862	8
		901

Coal – 0.1%

International Coal Group, Inc. *	2,108	10

James River Coal Co. *	690	11
Westmoreland Coal Co. *	245	3
		24

Commercial Services – 6.5%

Aaron’s, Inc.	1,300	43

ABM Industries, Inc.	1,889	40

Administaff, Inc.	659	14

Advance America Cash Advance

Centers, Inc.	1,461	8

Advisory Board (The) Co. *	968	30

Albany Molecular Research, Inc. *	1,029	9

American Public Education, Inc. *	500	23

American Reprographics Co. *	1,093	10

Arbitron, Inc.	1,601	43

Asset Acceptance Capital Corp. *	370	2

Barrett Business Services, Inc.	300	4

Capella Education Co. *	260	24

Cardtronics, Inc. *	300	4

CBIZ, Inc. *	3,175	21

CDI Corp.	484	7

Cenveo, Inc. *	1,223	11

Chemed Corp.	1,379	75

Coinstar, Inc. *	1,227	40

Consolidated Graphics, Inc. *	400	17

Convergys Corp. *	524	6

Corinthian Colleges, Inc. *	2,360	42

Cornell Cos., Inc. *	553	10

Corporate Executive Board (The) Co.	494	13

Corvel Corp. *	905	32

CoStar Group, Inc. *	907	38

CPI Corp.	300	4

CRA International, Inc. *	1,090	25

Cross Country Healthcare, Inc. *	911	9

Deluxe Corp.	2,040	40

Diamond Management & Technology

Consultants, Inc.	725	6

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 94.7% – continued

Commercial Services – 6.5% – continued

Dollar Financial Corp. *	1,147	$28

Dollar Thrifty Automotive Group, Inc. *	1,000	32

DynCorp International, Inc., Class A *	1,205	14

Electro Rent Corp.	751	10

Emergency Medical Services Corp., Class A *	1,442	82

ExlService Holdings, Inc. *	1,499	25

Forrester Research, Inc. *	1,531	46

Franklin Covey Co. *	364	3

Gartner, Inc. *	3,715	83

Geo Group (The), Inc. *	2,700	54

Global Cash Access Holdings, Inc. *	1,718	14

Great American Group, Inc. *	500	1

Great Lakes Dredge & Dock Corp.	1,334	7

H&E Equipment Services, Inc. *	770	8

Hackett Group (The), Inc. *	895	2

Healthcare Services Group, Inc.	2,090	47

Hill International, Inc. *	464	3

HMS Holdings Corp. *	1,154	59

Huron Consulting Group, Inc. *	580	12

ICF International, Inc. *	294	7

Information Services Group, Inc. *	1,020	3

Integramed America, Inc. *	376	3

Intersections, Inc. *	439	2

Jackson Hewitt Tax Service, Inc. *	1,074	2

K12, Inc. *	500	11

Kelly Services, Inc., Class A *	1,799	30

Kendle International, Inc. *	1,200	21

Kforce, Inc. *	2,001	30

Landauer, Inc.	269	18

Learning Tree International, Inc. *	217	3

Lincoln Educational Services Corp. *	7,831	198

Mac-Gray Corp.	315	4

MAXIMUS, Inc.	1,272	77

McGrath Rentcorp	1,511	37

Medifast, Inc. *	200	5

Midas, Inc. *	300	3

MoneyGram International, Inc. *	636	2

Monro Muffler Brake, Inc.	513	18

Multi-Color Corp.	201	2

National Research Corp.	209	5

Navigant Consulting, Inc. *	2,533	31

Net 1 UEPS Technologies, Inc. *	2,300	42

Nobel Learning Communities, Inc. *	408	3

Odyssey Marine Exploration, Inc. *	1,288	2

See Notes to the Financial Statements.

(1)	Formerly known as Small Cap Growth Fund

NORTHERN FUNDS ANNUAL REPORT	73	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND(1) continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 94.7% – continued

Commercial Services – 6.5% – continued

On Assignment, Inc. *	416	$3

Parexel International Corp. *	1,700	40

PDI, Inc. *	304	2

PHH Corp. *	2,481	58

Pre-Paid Legal Services, Inc. *	900	34

Princeton Review, Inc. *	661	2

Providence Service (The) Corp. *	225	3

QC Holdings, Inc.	469	2

Rent-A-Center, Inc. *	1,887	45

Resources Connection, Inc. *	2,271	44

Rewards Network, Inc.	192	3

Rollins, Inc.	3,000	65

RSC Holdings, Inc. *	2,105	17

SFN Group, Inc. *	4,216	34

Standard Parking Corp. *	1,688	28

StarTek, Inc. *	368	3

Steiner Leisure Ltd. *	519	23

Stewart Enterprises, Inc., Class A	1,593	10

SuccessFactors, Inc. *	1,815	35

Team, Inc. *	375	6

TeleTech Holdings, Inc. *	2,518	43

TNS, Inc. *	917	20

Towers Watson & Co.	1,491	71

Transcend Services, Inc. *	164	3

Universal Technical Institute, Inc. *	579	13

Valassis Communications, Inc. *	2,125	59

Viad Corp.	675	14

VistaPrint N.V. *	426	24

Volt Information Sciences, Inc. *	749	8
Wright Express Corp. *	2,300	69
		2,520

Computers – 2.0%

3D Systems Corp. *	245	3

Agilysys, Inc.	986	11

Astro-Med, Inc.	474	4

CACI International, Inc., Class A *	995	49

CIBER, Inc. *	2,240	8

Cogo Group, Inc. *	500	3

Compellent Technologies, Inc. *	900	16

Computer Task Group, Inc. *	982	7

COMSYS IT Partners, Inc. *	113	2

Cray, Inc. *	469	3

Datalink Corp. *	525	2

Digimarc Corp. *	612	11

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 94.7% – continued

Computers – 2.0% – continued

Dynamics Research Corp. *	300	$3

eLoyalty Corp. *	600	3

iGate Corp.	991	10

Imation Corp. *	979	11

Immersion Corp. *	750	4

Insight Enterprises, Inc. *	2,620	38

Integral Systems, Inc. *	326	3

Isilon Systems, Inc. *	414	4

Jack Henry & Associates, Inc.	2,798	67

LivePerson, Inc. *	786	6

Manhattan Associates, Inc. *	1,364	35

Mentor Graphics Corp. *	1,512	12

Mercury Computer Systems, Inc. *	770	11

MTS Systems Corp.	1,469	43

Ness Technologies, Inc. *	529	3

Netezza Corp. *	1,195	15

Netscout Systems, Inc. *	900	13

PAR Technology Corp. *	319	2

Quantum Corp. *	5,400	14

Radiant Systems, Inc. *	800	11

Radisys Corp. *	326	3

Rimage Corp. *	146	2

Riverbed Technology, Inc. *	1,868	53

SCM Microsystems, Inc. *	1,151	2

Silicon Graphics International Corp. *	592	6

Silicon Storage Technology, Inc. *	1,959	6

SRA International, Inc., Class A *	2,342	49

STEC, Inc. *	1,500	18

Stratasys, Inc. *	560	14

Super Micro Computer, Inc. *	210	4

SYKES Enterprises, Inc. *	1,782	41

Synaptics, Inc. *	1,712	47

Syntel, Inc.	1,483	57

TechTeam Global, Inc. *	374	3

Tier Technologies, Inc., Class B *	350	3

Transact Technologies, Inc. *	328	2

Unisys Corp. *	871	30
Virtusa Corp. *	317	3
		770

Cosmetics/Personal Care – 0.1%

Elizabeth Arden, Inc. *	645	12

Inter Parfums, Inc.	580	8
Revlon, Inc. *	200	3
		23

See Notes to the Financial Statements.

(1)	Formerly known as Small Cap Growth Fund

EQUITY FUNDS	74	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2010

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 94.7% – continued

Distribution/Wholesale – 1.5%

Beacon Roofing Supply, Inc. *	2,467	$47

BlueLinx Holdings, Inc. *	896	3

BMP Sunstone Corp. *	484	2

Brightpoint, Inc. *	1,947	15

Chindex International, Inc. *	1,799	21

Core-Mark Holding Co., Inc. *	100	3

Fossil, Inc. *	1,843	70

GTSI Corp. *	329	2

Houston Wire & Cable Co.	710	8

MWI Veterinary Supply, Inc. *	362	15

Owens & Minor, Inc.	1,917	89

Pool Corp.	2,340	53

Rentrak Corp. *	312	7

Scansource, Inc. *	1,700	49

School Specialty, Inc. *	1,310	30

Titan Machinery, Inc. *	300	4

United Stationers, Inc. *	1,280	75

Watsco, Inc.	918	52

Watsco, Inc., Class B	100	6
WESCO International, Inc. *	1,368	47
		598

Diversified Financial Services – 2.0%

BGC Partners, Inc., Class A	695	4

Broadpoint Gleacher Securities, Inc. *	747	3

Calamos Asset Management, Inc., Class A	668	10

California First National Bancorp	529	7

Cohen & Co., Inc. *	301	2

CompuCredit Holdings Corp.	2,892	15

Credit Acceptance Corp. *	1,104	45

Diamond Hill Investment Group, Inc.	100	7

Doral Financial Corp. *	838	4

Duff & Phelps Corp., Class A	474	8

E *Trade Financial Corp. *	9,082	15

Encore Capital Group, Inc. *	1,352	22

Epoch Holding Corp.	290	3

Evercore Partners, Inc., Class A	832	25

FBR Capital Markets Corp. *	1,596	7

First Marblehead (The) Corp. *	572	2

GAMCO Investors, Inc., Class A	875	40

GFI Group, Inc.	3,650	21

Interactive Brokers Group, Inc., Class A *	1,300	21

International Assets Holding Corp. *	1,423	21

Investment Technology Group, Inc. *	1,400	23

JMP Group, Inc.	321	3

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 94.7% – continued

Diversified Financial Services – 2.0% – continued

Knight Capital Group, Inc., Class A *	3,000	$46

MarketAxess Holdings, Inc.	1,670	26

MicroFinancial, Inc.	759	3

National Financial Partners Corp. *	2,360	33

Nelnet, Inc., Class A	2,118	39

NewStar Financial, Inc. *	585	4

Ocwen Financial Corp. *	1,811	20

optionsXpress Holdings, Inc. *	2,009	33

Penson Worldwide, Inc. *	704	7

Piper Jaffray Cos. *	909	37

Portfolio Recovery Associates, Inc. *	936	51

Pzena Investment Management, Inc.,

Class A *	1,470	11

Sanders Morris Harris Group, Inc.	611	4

Siebert Financial Corp. *	879	2

Stifel Financial Corp. *	1,363	73

SWS Group, Inc.	900	10

Thomas Weisel Partners Group, Inc. *	675	3

TradeStation Group, Inc. *	1,125	8

U.S. Global Investors, Inc., Class A	400	4

Virtus Investment Partners, Inc. *	345	7

Westwood Holdings Group, Inc.	164	6
World Acceptance Corp. *	1,100	40
		775

Electric – 1.3%

Allete, Inc.	1,200	40

Avista Corp.	2,416	50

Black Hills Corp.	1,300	39

Central Vermont Public Service Corp.	1,294	26

CH Energy Group, Inc.	700	29

El Paso Electric Co. *	2,306	47

IDACORP, Inc.	1,600	55

Maine & Maritimes Corp.	355	16

MGE Energy, Inc.	955	34

Pike Electric Corp. *	750	7

PNM Resources, Inc.	3,521	44

Portland General Electric Co.	2,100	41

Unisource Energy Corp.	1,516	48

Unitil Corp.	833	19
US Geothermal, Inc. *	1,689	2
		497

Electrical Components & Equipment – 0.9%

Advanced Battery Technologies, Inc. *	417	2

American Superconductor Corp. *	1,400	41

See Notes to the Financial Statements.

(1)	Formerly known as Small Cap Growth Fund

NORTHERN FUNDS ANNUAL REPORT	75	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND(1) continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 94.7% – continued

Electrical Components & Equipment – 0.9% – continued

A-Power Energy Generation Systems Ltd. *	1,900	$20

Belden, Inc.	1,942	53

China BAK Battery, Inc. *	500	1

Encore Wire Corp.	490	10

EnerSys *	2,030	50

Fushi Copperweld, Inc. *	326	4

GrafTech International Ltd. *	4,293	59

Graham Corp.	817	15

Harbin Electric, Inc. *	394	9

Insteel Industries, Inc.	654	7

Littelfuse, Inc. *	795	30

Nexxus Lighting, Inc. *	749	3

Orion Energy Systems, Inc. *	459	2

Powell Industries, Inc. *	400	13

Power-One, Inc. *	405	2

PowerSecure International, Inc. *	500	4

Satcon Technology Corp. *	974	2

SL Industries, Inc. *	374	3

Ultralife Corp. *	809	3

Universal Display Corp. *	1,300	15
Vicor Corp. *	873	12
		360

Electronics – 2.6%

American Science & Engineering, Inc.	310	23

Analogic Corp.	836	36

Badger Meter, Inc.	1,194	46

Bel Fuse, Inc., Class B	200	4

Benchmark Electronics, Inc. *	2,225	46

Brady Corp., Class A	2,054	64

Checkpoint Systems, Inc. *	2,183	48

China Security & Surveillance

Technology, Inc. *	375	3

Cogent, Inc. *	3,118	32

CTS Corp.	900	8

CyberOptics Corp. *	362	3

Cymer, Inc. *	1,200	45

Daktronics, Inc.	1,252	10

DDi Corp. *	499	3

Dionex Corp. *	900	67

Electro Scientific Industries, Inc. *	695	9

FEI Co. *	1,809	41

ICx Technologies, Inc. *	600	4

II-VI, Inc. *	1,089	37

Image Sensing Systems, Inc. *	264	3

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 94.7% – continued

Electronics – 2.6% – continued

LaBarge, Inc. *	300	$3

Measurement Specialties, Inc. *	245	4

MEMSIC, Inc. *	780	2

Mesa Laboratories, Inc.	100	3

Methode Electronics, Inc.	2,624	26

Microvision, Inc. *	1,032	3

Mocon, Inc.	594	6

Multi-Fineline Electronix, Inc. *	440	11

Newport Corp. *	1,044	13

NVE Corp. *	144	7

OSI Systems, Inc. *	410	11

Park Electrochemical Corp.	524	15

Plexus Corp. *	1,628	59

Rofin-Sinar Technologies, Inc. *	1,783	40

Rogers Corp. *	1,175	34

Sparton Corp. *	329	2

Spectrum Control, Inc. *	474	6

SRS Labs, Inc. *	328	3

Stoneridge, Inc. *	393	4

Taser International, Inc. *	1,391	8

Technitrol, Inc.	768	4

Transcat, Inc. *	311	2

TTM Technologies, Inc. *	2,000	18

Varian, Inc. *	958	50

Vishay Intertechnology, Inc. *	1,226	13

Watts Water Technologies, Inc., Class A	1,514	47

Williams Controls, Inc. *	319	3

Woodward Governor Co.	2,700	86

X-Rite, Inc. *	836	3
Zygo Corp. *	400	4
		1,022

Energy – Alternate Sources – 0.1%

Ascent Solar Technologies, Inc. *	616	2

Comverge, Inc. *	245	3

FuelCell Energy, Inc. *	916	3

Green Plains Renewable Energy, Inc. *	217	3

Headwaters, Inc. *	1,700	8

Hoku Corp. *	1,065	3

Rex Stores Corp. *	489	8
Syntroleum Corp. *	1,083	2
		32

Engineering & Construction – 0.8%

Argan, Inc. *	133	2

See Notes to the Financial Statements.

(1)	Formerly known as Small Cap Growth Fund

EQUITY FUNDS	76	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2010

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 94.7% – continued

Engineering & Construction – 0.8% – continued

Dycom Industries, Inc. *	1,083	$9

EMCOR Group, Inc. *	2,266	56

ENGlobal Corp. *	980	3

Exponent, Inc. *	1,079	31

Granite Construction, Inc.	1,374	42

Insituform Technologies, Inc., Class A *	1,324	35

Integrated Electrical Services, Inc. *	571	3

Layne Christensen Co. *	571	15

Michael Baker Corp. *	220	8

MYR Group, Inc. *	3,715	61

National Technical Systems, Inc.	384	2

Orion Marine Group, Inc. *	416	7

Stanley, Inc. *	438	12

Sterling Construction Co., Inc. *	200	3
VSE Corp.	200	8
		297

Entertainment – 0.6%

Bally Technologies, Inc. *	2,040	83

Bluegreen Corp. *	556	2

Carmike Cinemas, Inc. *	395	5

Churchill Downs, Inc.	326	12

Dover Downs Gaming &

Entertainment, Inc.	621	2

Empire Resorts, Inc. *	1,055	2

Great Wolf Resorts, Inc. *	934	3

Isle of Capri Casinos, Inc. *	899	7

Lakes Entertainment, Inc. *	1,308	3

National CineMedia, Inc.	2,791	48

Reading International, Inc., Class A *	422	2

Shuffle Master, Inc. *	1,055	9

Speedway Motorsports, Inc.	802	13

Vail Resorts, Inc. *	1,000	40
Youbet.com, Inc. *	958	3
		234

Environmental Control – 0.6%

Calgon Carbon Corp. *	1,700	29

Clean Harbors, Inc. *	895	50

Darling International, Inc. *	1,857	17

EnergySolutions, Inc.	1,188	8

Fuel Tech, Inc. *	474	4

Heritage-Crystal Clean, Inc. *	219	2

Metalico, Inc. *	472	3

Met-Pro Corp.	300	3

Mine Safety Appliances Co.	1,286	36

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 94.7% – continued

Environmental Control – 0.6% – continued

Perma-Fix Environmental Services *	1,362	$3

Tetra Tech, Inc. *	2,732	63

TRC Cos., Inc. *	714	2

US Ecology, Inc.	349	5
Waste Services, Inc. *	1,150	11
		236

Food – 2.1%

American Dairy, Inc. *	100	2

American Italian Pasta Co., Class A *	523	20

Arden Group, Inc., Class A	109	12

B&G Foods, Inc., Class A	245	3

Bridgford Foods Corp.	186	2

Calavo Growers, Inc.	200	4

Cal-Maine Foods, Inc.	496	17

Chiquita Brands International, Inc. *	2,236	35

Diamond Foods, Inc.	726	31

Golden Enterprises, Inc.	686	2

Hain Celestial Group (The), Inc. *	1,922	33

HQ Sustainable Maritime Industries, Inc. *	368	2

Imperial Sugar Co.	200	3

Ingles Markets, Inc., Class A	225	3

J & J Snack Foods Corp.	1,071	47

Lancaster Colony Corp.	880	52

Lance, Inc.	735	17

Lifeway Foods, Inc. *	100	1

M & F Worldwide Corp. *	700	21

Nash Finch Co.	500	17

Ruddick Corp.	1,651	52

Sanderson Farms, Inc.	967	52

Seaboard Corp.	100	130

Seneca Foods Corp., Class A *	100	3

Smart Balance, Inc. *	540	3

Spartan Stores, Inc.	823	12

Tootsie Roll Industries, Inc.	1,767	48

TreeHouse Foods, Inc. *	1,575	69

United Natural Foods, Inc. *	1,808	51

Village Super Market, Class A	474	13
Weis Markets, Inc.	1,259	46
		803

Forest Products & Paper – 0.5%

Boise, Inc. *	1,790	11

Buckeye Technologies, Inc. *	1,362	18

Clearwater Paper Corp. *	570	28

See Notes to the Financial Statements.

(1)	Formerly known as Small Cap Growth Fund

NORTHERN FUNDS ANNUAL REPORT	77	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND(1) continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 94.7% – continued

Forest Products & Paper – 0.5% – continued

Glatfelter	1,503	$22

KapStone Paper and Packaging Corp. *	349	4

Neenah Paper, Inc.	1,050	17

Orchids Paper Products Co. *	200	3

Potlatch Corp.	900	32

Schweitzer-Mauduit International, Inc.	1,082	51
Wausau Paper Corp. *	1,350	11
		197

Gas – 1.4%

Chesapeake Utilities Corp.	490	15

Delta Natural Gas Co., Inc.	54	2

Laclede Group (The), Inc.	400	13

New Jersey Resources Corp.	1,972	74

Nicor, Inc.	2,118	89

Northwest Natural Gas Co.	1,070	50

Piedmont Natural Gas Co., Inc.	3,093	85

RGC Resources, Inc.	354	11

South Jersey Industries, Inc.	1,202	50

Southwest Gas Corp.	1,812	54
WGL Holdings, Inc.	2,700	94
		537

Hand/Machine Tools – 0.5%

Baldor Electric Co.	1,673	63

Franklin Electric Co., Inc.	1,167	35

K-Tron International, Inc. *	200	30
Regal-Beloit Corp.	1,100	65
		193

Healthcare – Products – 4.8%

Abaxis, Inc. *	1,171	32

ABIOMED, Inc. *	880	9

Affymetrix, Inc. *	2,384	17

Align Technology, Inc. *	2,680	52

Allied Healthcare Products *	439	2

Alphatec Holdings, Inc. *	585	4

American Medical Alert Corp.	317	2

American Medical Systems Holdings, Inc. *	2,655	49

Arthrocare Corp. *	1,100	33

Atrion Corp.	54	8

ATS Medical, Inc. *	1,044	3

Biolase Technology, Inc. *	987	2

BioMimetic Therapeutics, Inc. *	648	8

BioSphere Medical, Inc. *	706	2

Bovie Medical Corp. *	383	2

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 94.7% – continued

Healthcare - Products – 4.8% – continued

Bruker Corp. *	7,471	$109

Cantel Medical Corp.	895	18

Cardiac Science Corp. *	941	2

CardioNet, Inc. *	540	4

Cardiovascular Systems, Inc. *	507	3

Cepheid, Inc. *	2,705	47

Conceptus, Inc. *	1,807	36

Cooper (The) Cos., Inc.	1,200	47

CryoLife, Inc. *	422	3

Cutera, Inc. *	1,839	19

Cyberonics, Inc. *	618	12

Cynosure, Inc., Class A *	326	4

Daxor Corp.	164	2

DexCom, Inc. *	835	8

Electro-Optical Sciences, Inc. *	668	5

Endologix, Inc. *	1,623	7

ev3, Inc. *	3,370	53

Exactech, Inc. *	441	9

Female Health (The) Co.	360	3

Greatbatch, Inc. *	778	16

Haemonetics Corp. *	1,131	65

Hanger Orthopedic Group, Inc. *	901	16

Hansen Medical, Inc. *	683	2

Hill-Rom Holdings, Inc.	1,200	33

ICU Medical, Inc. *	517	18

Immucor, Inc. *	3,063	69

Insulet Corp. *	752	11

Integra LifeSciences Holdings Corp. *	1,281	56

Invacare Corp.	1,900	50

IRIS International, Inc. *	1,802	18

Kensey Nash Corp. *	390	9

LCA-Vision, Inc. *	2,600	22

Luminex Corp. *	1,167	20

MAKO Surgical Corp. *	231	3

Masimo Corp.	2,834	75

Medical Action Industries, Inc. *	2,332	29

Merge Healthcare, Inc. *	738	1

Meridian Bioscience, Inc.	1,736	35

Merit Medical Systems, Inc. *	1,064	16

Micrus Endovascular Corp. *	1,050	21

National Dentex Corp. *	217	2

NuVasive, Inc. *	1,734	78

NxStage Medical, Inc. *	2,699	31

OraSure Technologies, Inc. *	1,311	8

See Notes to the Financial Statements.

(1)	Formerly known as Small Cap Growth Fund

EQUITY FUNDS	78	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2010

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 94.7% – continued

Healthcare – Products – 4.8% – continued

Orthofix International N.V. *	495	$18

Orthovita, Inc. *	706	3

Palomar Medical Technologies, Inc. *	792	9

PSS World Medical, Inc. *	2,650	62

Quidel Corp. *	2,244	33

Rochester Medical Corp. *	453	6

Rockwell Medical Technologies, Inc. *	416	2

Sirona Dental Systems, Inc. *	2,100	80

Somanetics Corp. *	408	8

SonoSite, Inc. *	800	26

Span – America Medical Systems, Inc.	124	2

Spectranetics Corp. *	500	3

Stereotaxis, Inc. *	800	4

STERIS Corp.	2,017	68

SurModics, Inc. *	750	16

Synovis Life Technologies, Inc. *	300	5

Thoratec Corp. *	2,500	84

TomoTherapy, Inc. *	1,545	5

TranS1, Inc. *	771	2

United-Guardian, Inc.	164	2

Utah Medical Products, Inc.	66	2

Vascular Solutions, Inc. *	400	4

Vital Images, Inc. *	524	8

West Pharmaceutical Services, Inc.	1,366	57

Young Innovations, Inc.	817	23
Zoll Medical Corp. *	1,556	41
		1,893

Healthcare – Services – 2.5%

Air Methods Corp. *	362	12

Alliance HealthCare Services, Inc. *	1,845	10

Allied Healthcare International, Inc. *	914	3

Almost Family, Inc. *	726	27

Amedisys, Inc. *	1,359	75

America Service Group, Inc.	375	6

American Dental Partners, Inc. *	435	6

AMERIGROUP Corp. *	2,235	74

Amsurg Corp. *	1,762	38

Assisted Living Concepts, Inc., Class A *	375	12

Bio-Reference Labs, Inc. *	500	22

Capital Senior Living Corp. *	539	3

Centene Corp. *	2,320	56

Continucare Corp. *	1,967	7

Dialysis Corp. of America *	342	2

Dynacq Healthcare, Inc. *	858	3

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 94.7% – continued

Healthcare – Services – 2.5% – continued

Emeritus Corp. *	980	$20

Ensign Group (The), Inc.	500	9

Genoptix, Inc. *	500	18

Gentiva Health Services, Inc. *	1,417	40

Healthsouth Corp. *	3,416	64

Healthspring, Inc. *	2,615	46

IPC The Hospitalist Co., Inc. *	490	17

Kindred Healthcare, Inc. *	1,999	36

LHC Group, Inc. *	1,167	39

Magellan Health Services, Inc. *	1,679	73

Medcath Corp. *	408	4

Metropolitan Health Networks, Inc. *	1,303	4

Molina Healthcare, Inc. *	1,100	28

Nighthawk Radiology Holdings, Inc. *	900	3

NovaMed, Inc. *	566	2

Odyssey HealthCare, Inc. *	2,400	44

RadNet, Inc. *	906	3

RehabCare Group, Inc. *	1,463	40

Skilled Healthcare Group, Inc., Class A *	980	6

Sun Healthcare Group, Inc. *	1,512	14

Sunrise Senior Living, Inc. *	1,192	6

Triple-S Management Corp., Class B *	1,317	23

U.S. Physical Therapy, Inc. *	1,406	25

Virtual Radiologic Corp. *	300	3
WellCare Health Plans, Inc. *	1,483	44
		967

Holding Companies – Diversified – 0.0%

Compass Diversified Holdings	687	11

Harbinger Group, Inc. *	274	2
Resource America, Inc., Class A	694	3
		16

Home Builders – 0.2%

Amrep Corp. *	300	4

Beazer Homes USA, Inc. *	625	3

Brookfield Homes Corp. *	274	2

Cavco Industries, Inc. *	78	3

Hovnanian Enterprises, Inc., Class A *	591	3

KB Home	427	7

M/I Homes, Inc. *	276	4

Nobility Homes, Inc. *	264	3

Palm Harbor Homes, Inc. *	1,124	2

Skyline Corp.	124	2

Thor Industries, Inc.	976	30

See Notes to the Financial Statements.

(1)	Formerly known as Small Cap Growth Fund

NORTHERN FUNDS ANNUAL REPORT	79	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND(1) continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 94.7% – continued

Home Builders – 0.2% – continued
Winnebago Industries, Inc. *	1,565	$23
		86

Home Furnishings – 0.7%

American Woodmark Corp.	394	8

Audiovox Corp., Class A *	349	3

DTS, Inc. *	636	22

Emerson Radio Corp.	544	1

Ethan Allen Interiors, Inc.	1,844	38

Flexsteel Industries, Inc.	201	3

Furniture Brands International, Inc. *	1,106	7

Hooker Furniture Corp.	234	4

Kimball International, Inc., Class B	1,268	9

La-Z-Boy, Inc. *	2,849	36

Sealy Corp. *	1,595	5

Stanley Furniture Co., Inc. *	400	4

Tempur – Pedic International, Inc. *	2,561	77

TiVo, Inc. *	3,352	57
Universal Electronics, Inc. *	369	8
		282

Household Products/Wares – 0.8%

ACCO Brands Corp. *	3,787	29

American Greetings Corp., Class A	2,653	55

Blyth, Inc.	266	8

Central Garden and Pet Co., Class A *	1,501	14

CSS Industries, Inc.	402	8

Ennis, Inc.	1,727	28

Oil – Dri Corp. of America	109	2

Prestige Brands Holdings, Inc. *	980	9

Standard Register (The) Co.	496	3

Tupperware Brands Corp.	2,082	101
WD-40 Co.	1,320	43
		300

Housewares – 0.2%
Toro Co.	1,900	93

Insurance – 3.6%

American Equity Investment Life

Holding Co.	1,446	15

American Physicians Capital, Inc.	600	19

American Physicians Service Group, Inc.	626	16

American Safety Insurance Holdings Ltd. *	1,090	18

AMERISAFE, Inc. *	703	11

Amtrust Financial Services, Inc.	1,545	22

Argo Group International Holdings Ltd.	736	24

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 94.7% – continued

Insurance – 3.6% – continued

Baldwin & Lyons, Inc., Class A	609	$13

Baldwin & Lyons, Inc., Class B	1,241	30

Citizens, Inc. *	1,032	7

CNA Surety Corp. *	2,540	45

Conseco, Inc. *	2,594	16

Crawford & Co., Class B *	726	3

Delphi Financial Group, Inc., Class A	2,024	51

Donegal Group, Inc., Class A	580	8

Donegal Group, Inc., Class B	274	5

Eastern Insurance Holdings, Inc.	400	4

eHealth, Inc. *	1,714	27

EMC Insurance Group, Inc.	650	15

FBL Financial Group, Inc., Class A	641	16

First Acceptance Corp. *	1,066	2

First Mercury Financial Corp.	224	3

Flagstone Reinsurance Holdings Ltd.	3,151	36

FPIC Insurance Group, Inc. *	939	25

GAINSCO, Inc. *	219	2

Greenlight Capital Re Ltd., Class A *	1,440	38

Hallmark Financial Services, Inc. *	317	3

Harleysville Group, Inc.	1,238	42

Horace Mann Educators Corp.	1,328	20

Independence Holding Co.	328	3

Infinity Property & Casualty Corp.	1,114	51

Investors Title Co.	71	2

Kansas City Life Insurance Co.	649	20

Life Partners Holdings, Inc.	87	2

Maiden Holdings Ltd.	3,286	24

Max Capital Group Ltd.	2,183	50

Meadowbrook Insurance Group, Inc.	4,781	38

Mercer Insurance Group, Inc.	413	7

MGIC Investment Corp. *	4,041	44

Montpelier Re Holdings Ltd.	3,269	55

National Interstate Corp.	1,005	21

National Western Life Insurance Co., Class A	209	39

Navigators Group, Inc. *	1,054	41

NYMAGIC, Inc.	594	13

OneBeacon Insurance Group Ltd., Class A	1,433	25

Phoenix (The) Cos., Inc. *	2,441	6

Platinum Underwriters Holdings Ltd.	1,707	63

PMA Capital Corp., Class A *	451	3

PMI Group (The), Inc. *	1,017	6

Presidential Life Corp.	811	8

Primus Guaranty Ltd. *	688	3

See Notes to the Financial Statements.

(1)	Formerly known as Small Cap Growth Fund

EQUITY FUNDS	80	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2010

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 94.7% – continued

Insurance – 3.6% – continued

ProAssurance Corp. *	1,257	$74

RLI Corp.	1,081	62

Safety Insurance Group, Inc.	819	31

SeaBright Insurance Holdings, Inc.	400	4

Stewart Information Services Corp.	1,790	25

Tower Group, Inc.	1,549	34

Unico American Corp.	219	2

United Fire & Casualty Co.	1,725	31

Unitrin, Inc.	1,733	49

Universal Insurance Holdings, Inc.	570	3
Validus Holdings Ltd.	741	20
		1,395

Internet – 2.9%

1-800-FLOWERS.COM, Inc., Class A *	1,192	3

AboveNet, Inc. *	500	25

ActivIdentity Corp. *	1,079	3

Arbinet Corp. *	1,124	2

Art Technology Group, Inc. *	2,475	11

AsiaInfo Holdings, Inc. *	1,847	49

Blue Coat Systems, Inc. *	670	21

Blue Nile, Inc. *	483	27

Chordiant Software, Inc. *	700	4

Cogent Communications Group, Inc. *	2,634	27

comScore, Inc. *	1,031	17

CyberSource Corp. *	2,833	50

DealerTrack Holdings, Inc. *	2,466	42

Digital River, Inc. *	1,500	46

drugstore.com, Inc. *	1,057	4

Earthlink, Inc.	6,232	53

ePlus, Inc. *	860	15

Global Sources Ltd. *	857	6

GSI Commerce, Inc. *	1,323	37

Health Grades, Inc. *	969	6

Imergent, Inc.	500	3

Infospace, Inc. *	1,062	12

Internap Network Services Corp. *	1,330	7

Internet Brands, Inc., Class A *	1,010	9

Internet Capital Group, Inc. *	495	4

iPass, Inc. *	2,187	3

j2 Global Communications, Inc. *	1,963	46

Keynote Systems, Inc.	2,317	26

Lionbridge Technologies, Inc. *	927	3

Liquidity Services, Inc. *	769	9

LoopNet, Inc. *	941	11

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 94.7% – continued

Internet – 2.9% – continued

MercadoLibre, Inc. *	1,563	$75

ModusLink Global Solutions, Inc. *	2,617	22

Move, Inc. *	1,628	3

NIC, Inc.	1,800	14

NutriSystem, Inc.	1,000	18

Online Resources Corp. *	641	3

Openwave Systems, Inc. *	1,078	3

Orbitz Worldwide, Inc. *	402	3

Overstock.com, Inc. *	300	5

PC-Tel, Inc. *	468	3

Perficient, Inc. *	1,090	12

RealNetworks, Inc. *	4,030	20

S1 Corp. *	1,537	9

Saba Software, Inc. *	459	2

Safeguard Scientifics, Inc. *	436	6

Sapient Corp.	3,523	32

Shutterfly, Inc. *	504	12

SonicWALL, Inc. *	1,777	15

Sourcefire, Inc. *	975	22

Stamps.com, Inc. *	1,735	18

support.com, Inc. *	980	3

TechTarget, Inc. *	436	2

TeleCommunication Systems, Inc., Class A *	2,100	15

Terremark Worldwide, Inc. *	1,875	13

TIBCO Software, Inc. *	7,505	81

Travelzoo, Inc. *	775	12

United Online, Inc.	2,756	21

ValueClick, Inc. *	3,422	35

VASCO Data Security International, Inc. *	1,083	9

Vocus, Inc. *	730	12

Web.com Group, Inc. *	656	4

Websense, Inc. *	2,208	50
Zix Corp. *	1,162	3
		1,138

Investment Companies – 0.5%

Ampal-American Israel Corp., Class A *	706	2

Apollo Investment Corp.	4,331	55

Ares Capital Corp.	3,912	58

Arlington Asset Investment Corp.	200	4

BlackRock Kelso Capital Corp.	1,478	15

Capital Southwest Corp.	261	24

Gladstone Investment Corp.	417	3

Harris & Harris Group, Inc. *	500	2

Hercules Technology Growth Capital, Inc.	980	10

See Notes to the Financial Statements.

(1)	Formerly known as Small Cap Growth Fund

NORTHERN FUNDS ANNUAL REPORT	81	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND (1) continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 94.7% – continued

Investment Companies – 0.5% – continued

Kohlberg Capital Corp.	559	$3

MCG Capital Corp. *	1,619	8

Medallion Financial Corp.	311	3

NGP Capital Resources Co.	338	3

PennantPark Investment Corp.	400	4

Prospect Capital Corp.	581	7
TICC Capital Corp.	500	3
		204

Iron/Steel – 0.1%

China Precision Steel, Inc. *	905	2

General Steel Holdings, Inc. *	623	3

Great Northern Iron Ore Properties	100	10

Shiloh Industries, Inc. *	549	3
Universal Stainless & Alloy *	940	22
		40

Leisure Time – 0.3%

Ambassadors Group, Inc.	300	3

Bowl America, Inc., Class A	164	2

Callaway Golf Co.	3,836	34

Interval Leisure Group, Inc. *	500	7

Johnson Outdoors, Inc., Class A *	164	2

Marine Products Corp. *	929	6

Multimedia Games, Inc. *	571	2

Polaris Industries, Inc.	1,191	61
Town Sports International Holdings, Inc. *	1,132	5
		122

Lodging – 0.1%

Marcus Corp.	838	11

Monarch Casino & Resort, Inc. *	319	2

Morgans Hotel Group Co. *	900	6
Red Lion Hotels Corp. *	419	3
		22

Machinery – Diversified—1.1%

Alamo Group, Inc.	200	4

Altra Holdings, Inc. *	1,070	15

Applied Industrial Technologies, Inc.	2,257	56

Briggs & Stratton Corp.	2,208	43

Cascade Corp.	319	10

Chart Industries, Inc. *	571	11

Columbus McKinnon Corp. of New York *	450	7

DXP Enterprises, Inc. *	300	4

Flow International Corp. *	781	2

Gorman-Rupp (The) Co.	546	14

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 94.7% – continued

Machinery – Diversified – 1.1% – continued

Hurco Cos., Inc. *	368	$6

Intermec, Inc. *	2,407	34

iRobot Corp. *	500	8

Kadant, Inc. *	264	4

Key Technology, Inc. *	164	2

Lindsay Corp.	500	21

Middleby Corp. *	918	53

NACCO Industries, Inc., Class A	200	15

Nordson Corp.	1,166	79

Sauer-Danfoss, Inc. *	768	10

Tecumseh Products Co., Class A *	436	5

Twin Disc, Inc.	219	3
Wabtec Corp.	250	11
		417

Media – 0.6%

CKX, Inc. *	2,067	13

Courier Corp.	234	4

Crown Media Holdings, Inc., Class A *	1,437	3

DG FastChannel, Inc. *	549	18

Dolan Media Co. *	300	3

Fisher Communications, Inc. *	166	2

Journal Communications, Inc., Class A *	1,478	6

Liberty Media Corp. – Capital, Class A *	379	14

LIN TV Corp., Class A *	1,254	7

LodgeNet Interactive Corp. *	600	4

Martha Stewart Living Omnimedia, Inc., Class A *	958	5

Mediacom Communications Corp., Class A *	1,932	11

Meredith Corp.	800	28

Nexstar Broadcasting Group, Inc., Class A *	654	3

Outdoor Channel Holdings, Inc. *	436	3

Playboy Enterprises, Inc., Class B *	770	3

PRIMEDIA, Inc.	529	2

Saga Communications, Inc., Class A *	164	4

Scholastic Corp.	1,286	36

Sinclair Broadcast Group, Inc., Class A *	2,024	10

Value Line, Inc.	968	22
World Wrestling Entertainment, Inc., Class A	2,535	44
		245

Metal Fabrication/Hardware – 1.0%

A.M. Castle & Co. *	1,847	24

See Notes to the Financial Statements.

(1)	Formerly known as Small Cap Growth Fund

EQUITY FUNDS	82	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2010

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 94.7% – continued

Metal Fabrication/Hardware – 1.0% – continued

Ampco-Pittsburgh Corp.	400	$10

CIRCOR International, Inc.	950	32

Dynamic Materials Corp.	326	5

Eastern (The) Co.	130	2

Furmanite Corp. *	553	3

Hawk Corp., Class A *	200	4

Haynes International, Inc.	423	15

Kaydon Corp.	1,308	49

L.B. Foster Co., Class A *	342	10

Ladish Co., Inc. *	200	4

Lawson Products, Inc.	109	2

Mueller Industries, Inc.	1,900	51

Mueller Water Products, Inc., Class A	6,234	30

North American Galvanizing & Coating, Inc. *	305	2

Northwest Pipe Co. *	200	4

Olympic Steel, Inc.	900	29

Omega Flex, Inc.	201	2

RBC Bearings, Inc. *	1,452	46

Sun Hydraulics Corp.	274	7
Worthington Industries, Inc.	3,037	52
		383

Mining – 0.5%

AMCOL International Corp.	817	22

Brush Engineered Materials, Inc. *	613	14

General Moly, Inc. *	1,051	4

Horsehead Holding Corp. *	1,299	15

Kaiser Aluminum Corp.	595	23

Royal Gold, Inc.	900	42

United States Lime & Minerals, Inc. *	500	19

Uranium Energy Corp. *	717	2

US Gold Corp. *	766	2
USEC, Inc. *	6,570	38
		181

Miscellaneous Manufacturing – 2.0%

A.O. Smith Corp.	1,117	59

Actuant Corp., Class A	1,988	39

Acuity Brands, Inc.	1,533	65

American Railcar Industries, Inc.	219	3

Ameron International Corp.	400	25

AZZ, Inc.	416	14

Barnes Group, Inc.	2,136	41

Blount International, Inc. *	759	8

Ceradyne, Inc. *	1,617	37

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 94.7% – continued

Miscellaneous Manufacturing – 2.0% – continued

Chase Corp.	169	$2

China Fire & Security Group, Inc. *	250	3

CLARCOR, Inc.	1,789	62

Colfax Corp. *	902	11

EnPro Industries, Inc. *	800	23

ESCO Technologies, Inc.	1,217	39

Federal Signal Corp.	1,301	12

FreightCar America, Inc.	400	10

GP Strategies Corp. *	324	3

Griffon Corp. *	1,041	13

Hexcel Corp. *	4,165	60

Koppers Holdings, Inc.	735	21

LSB Industries, Inc. *	300	5

Matthews International Corp., Class A	1,561	55

Metabolix, Inc. *	750	9

Movado Group, Inc. *	618	7

Myers Industries, Inc.	1,226	13

NL Industries, Inc.	1,191	10

PMFG, Inc. *	745	10

Polypore International, Inc. *	800	14

Portec Rail Products, Inc.	133	1

Raven Industries, Inc.	999	29

Smith & Wesson Holding Corp. *	517	2

Standex International Corp.	362	9

Sturm Ruger & Co., Inc.	2,447	29

Tredegar Corp.	1,025	17
Trimas Corp. *	468	3
		763

Office Furnishings – 0.3%

Herman Miller, Inc.	2,024	37

HNI Corp.	1,968	52

Interface, Inc., Class A	1,424	17

Knoll, Inc.	2,544	29
Virco Manufacturing Corp.	649	2
		137

Oil & Gas – 1.9%

Alon USA Energy, Inc.	1,160	8

Approach Resources, Inc. *	400	4

Arena Resources, Inc. *	1,700	57

Atlas Energy, Inc. *	2,500	78

ATP Oil & Gas Corp. *	1,659	31

Berry Petroleum Co., Class A	2,184	62

Bill Barrett Corp. *	1,632	50

See Notes to the Financial Statements.

(1)	Formerly known as Small Cap Growth Fund

NORTHERN FUNDS ANNUAL REPORT	83	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND (1) continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 94.7% – continued

Oil & Gas – 1.9% – continued

Bronco Drilling Co., Inc. *	446	$2

Carrizo Oil & Gas, Inc. *	1,271	29

Cheniere Energy, Inc. *	1,646	5

Clayton Williams Energy, Inc. *	375	13

Comstock Resources, Inc. *	1,500	48

Contango Oil & Gas Co. *	757	39

CREDO Petroleum Corp. *	300	3

CVR Energy, Inc. *	1,527	13

Delek US Holdings, Inc.	1,208	9

Delta Petroleum Corp. *	2,011	3

Endeavour International Corp. *	2,728	3

FX Energy, Inc. *	1,591	5

Georesources, Inc. *	201	3

GMX Resources, Inc. *	318	3

Gulfport Energy Corp. *	2,667	30

Harvest Natural Resources, Inc. *	1,236	9

Hercules Offshore, Inc. *	1,942	8

Holly Corp.	1,663	46

Isramco, Inc. *	66	4

McMoRan Exploration Co. *	1,975	29

Northern Oil and Gas, Inc. *	1,975	31

Panhandle Oil and Gas, Inc., Class A	300	7

Petroleum Development Corp. *	1,300	30

Petroquest Energy, Inc. *	1,266	6

Pioneer Drilling Co. *	1,371	10

PrimeEnergy Corp. *	880	24

Rex Energy Corp. *	750	9

Stone Energy Corp. *	1,112	20

Texas Pacific Land Trust	50	1

Toreador Resources Corp. *	937	8

Vaalco Energy, Inc.	1,606	8

Warren Resources, Inc. *	1,018	3

Western Refining, Inc. *	1,250	7
Zion Oil & Gas, Inc. *	420	3
		761

Oil & Gas Services – 1.6%

Allis-Chalmers Energy, Inc. *	595	2

Basic Energy Services, Inc. *	932	7

Bolt Technology Corp. *	1,569	18

Boots & Coots, Inc. *	861	2

Cal Dive International, Inc. *	4,734	35

CARBO Ceramics, Inc.	1,537	96

Complete Production Services, Inc. *	2,521	29

Dawson Geophysical Co. *	402	12

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 94.7% – continued

Oil & Gas Services – 1.6% – continued

Dril-Quip, Inc. *	1,482	$90

Geokinetics, Inc. *	350	2

Global Industries Ltd. *	2,558	16

Gulf Island Fabrication, Inc.	349	8

Hornbeck Offshore Services, Inc. *	1,475	27

ION Geophysical Corp. *	2,548	13

Key Energy Services, Inc. *	4,872	46

Lufkin Industries, Inc.	1,000	79

Matrix Service Co. *	1,083	12

Natural Gas Services Group, Inc. *	1,294	21

Newpark Resources, Inc. *	2,525	13

OYO Geospace Corp. *	186	9

RPC, Inc.	4,370	49

Superior Well Services, Inc. *	618	8

T-3 Energy Services, Inc. *	408	10

TGC Industries, Inc. *	492	2

Union Drilling, Inc. *	375	2
Willbros Group, Inc. *	1,226	15
		623

Packaging & Containers – 0.6%

AEP Industries, Inc. *	774	20

Bway Holding Co. *	1,200	24

Graphic Packaging Holding Co. *	3,605	13

Rock-Tenn Co., Class A	2,186	100

Silgan Holdings, Inc.	1,459	88
Temple-Inland, Inc.	208	4
		249

Pharmaceuticals – 2.0%

Acura Pharmaceuticals, Inc. *	1,214	6

Adolor Corp. *	1,272	2

Akorn, Inc. *	847	1

Alkermes, Inc. *	2,797	36

Allos Therapeutics, Inc. *	2,408	18

Amicus Therapeutics, Inc. *	691	2

Ardea Biosciences, Inc. *	1,300	24

Array Biopharma, Inc. *	951	3

Auxilium Pharmaceuticals, Inc. *	1,300	40

AVANIR Pharmaceuticals Inc., Class A *	1,623	4

AVI BioPharma, Inc. *	1,004	1

Biodel, Inc. *	760	3

BioDelivery Sciences International, Inc. *	739	3

BioScrip, Inc. *	1,922	15

Biospecifics Technologies Corp. *	100	3

See Notes to the Financial Statements.

(1)	Formerly known as Small Cap Growth Fund

EQUITY FUNDS	84	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2010

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 94.7% – continued

Pharmaceuticals – 2.0% – continued

Caraco Pharmaceutical Laboratories Ltd. *	762	$5

Catalyst Health Solutions, Inc. *	2,142	89

Clarient, Inc. *	1,068	3

Cypress Bioscience, Inc. *	605	3

Cytori Therapeutics, Inc. *	391	2

Depomed, Inc. *	563	2

Durect Corp. *	1,224	4

Dyax Corp. *	899	3

Idenix Pharmaceuticals, Inc. *	805	2

Impax Laboratories, Inc. *	3,400	61

Infinity Pharmaceuticals, Inc. *	450	3

ISTA Pharmaceuticals, Inc. *	592	2

Javelin Pharmaceuticals, Inc. *	1,498	2

Lannett Co., Inc. *	539	2

Mannatech, Inc.	515	2

MAP Pharmaceuticals, Inc. *	463	7

Matrixx Initiatives, Inc. *	618	3

Medicis Pharmaceutical Corp., Class A	2,585	65

Medivation, Inc. *	1,087	11

Nabi Biopharmaceuticals *	2,033	11

Natural Alternatives International, Inc. *	274	2

Nature’s Sunshine Products, Inc. *	219	2

Nektar Therapeutics *	2,766	42

Neogen Corp. *	785	20

Neurocrine Biosciences, Inc. *	673	2

NeurogesX, Inc. *	274	3

Nutraceutical International Corp. *	637	9

Obagi Medical Products, Inc. *	675	8

Omega Protein Corp. *	356	2

Onyx Pharmaceuticals, Inc. *	2,075	63

Opko Health, Inc. *	3,600	7

Optimer Pharmaceuticals, Inc. *	575	7

Orexigen Therapeutics, Inc. *	962	6

Osiris Therapeutics, Inc. *	900	7

OXiGENE, Inc. *	1,619	2

Pain Therapeutics, Inc. *	1,486	9

Par Pharmaceutical Cos., Inc. *	1,580	39

Penwest Pharmaceuticals Co. *	936	3

Pharmasset, Inc. *	1,700	46

PharMerica Corp. *	980	18

Poniard Pharmaceuticals, Inc. *	1,547	2

Pozen, Inc. *	450	4

Progenics Pharmaceuticals, Inc. *	526	3

Santarus, Inc. *	776	4

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 94.7% – continued

Pharmaceuticals – 2.0% – continued

Schiff Nutrition International, Inc.	484	$4

Sciclone Pharmaceuticals, Inc. *	792	3

SIGA Technologies, Inc. *	970	6

Spectrum Pharmaceuticals, Inc. *	600	3

Sucampo Pharmaceuticals, Inc., Class A *	753	3

Synta Pharmaceuticals Corp. *	668	3

Trimeris, Inc. *	1,065	3

USANA Health Sciences, Inc. *	500	16
Vanda Pharmaceuticals, Inc. *	300	3
		797

Pipelines – 0.0%
Crosstex Energy, Inc. *	1,210	11

Real Estate – 0.2%

American Realty Investors, Inc. *	219	2

Avatar Holdings, Inc. *	109	2

Consolidated-Tomoka Land Co.	639	20

Forestar Group, Inc. *	1,144	22

Hilltop Holdings, Inc. *	984	12

Kennedy-Wilson Holdings, Inc. *	737	8

Stratus Properties, Inc. *	219	2

Transcontinental Realty Investors, Inc. *	186	2
United Capital Corp. *	226	5
		75

Real Estate Investment Trusts – 4.3%

Acadia Realty Trust	870	16

Agree Realty Corp.	736	17

Alexander’s, Inc. *	209	62

American Campus Communities, Inc.	1,200	33

Arbor Realty Trust, Inc. *	1,128	4

Ashford Hospitality Trust, Inc. *	6,130	44

Associated Estates Realty Corp.	700	10

BioMed Realty Trust, Inc.	3,703	61

Brandywine Realty Trust	4,475	55

BRE Properties, Inc.	400	14

BRT Realty Trust *	613	4

CapLease, Inc.	520	3

Capstead Mortgage Corp.	2,372	28

Care Investment Trust, Inc.	295	3

Cedar Shopping Centers, Inc.	594	5

Cogdell Spencer, Inc.	411	3

Dynex Capital, Inc.	240	2

EastGroup Properties, Inc.	1,018	38

Education Realty Trust, Inc.	524	3

See Notes to the Financial Statements.

(1)	Formerly known as Small Cap Growth Fund

NORTHERN FUNDS ANNUAL REPORT	85	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND (1) continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 94.7% – continued

Real Estate Investment Trusts – 4.3% – continued

Equity Lifestyle Properties, Inc.	1,111	$60

Equity One, Inc.	2,301	43

Extra Space Storage, Inc.	3,392	43

FelCor Lodging Trust, Inc. *	2,250	13

First Industrial Realty Trust, Inc. *	1,098	8

First Potomac Realty Trust	1,660	25

Getty Realty Corp.	800	19

Gladstone Commercial Corp.	1,286	19

Glimcher Realty Trust	712	4

Gramercy Capital Corp. *	825	2

Gyrodyne Co. of America, Inc. *	54	2

Healthcare Realty Trust, Inc.	2,095	49

Hersha Hospitality Trust	733	4

Highwoods Properties, Inc.	2,633	84

Home Properties, Inc.	1,177	55

Invesco Mortgage Capital, Inc.	1,296	30

iStar Financial, Inc. *	3,323	15

Kilroy Realty Corp.	1,200	37

Kite Realty Group Trust	675	3

LTC Properties, Inc.	1,180	32

Maguire Properties, Inc. *	815	2

Medical Properties Trust, Inc.	3,025	32

MFA Financial, Inc.	10,681	79

Mid-America Apartment Communities, Inc.	1,200	62

Mission West Properties, Inc.	373	3

Monmouth Real Estate Investment Corp., Class A	740	6

National Health Investors, Inc.	1,135	44

National Retail Properties, Inc.	2,191	50

Newcastle Investment Corp. *	1,136	4

NorthStar Realty Finance Corp.	1,293	5

Omega Healthcare Investors, Inc.	2,433	47

One Liberty Properties, Inc.	294	5

Parkway Properties, Inc.	408	8

Pennsylvania Real Estate Investment Trust	1,471	18

PMC Commercial Trust	310	2

PS Business Parks, Inc.	810	43

RAIT Financial Trust *	1,356	3

Ramco-Gershenson Properties Trust	300	3

Redwood Trust, Inc.	2,970	46

Resource Capital Corp.	282	2

Saul Centers, Inc.	386	16

Starwood Property Trust, Inc.	650	13

Strategic Hotels & Resorts, Inc. *	1,878	8

Sun Communities, Inc.	1,944	49

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 94.7% – continued

Real Estate Investment Trusts – 4.3% – continued

Tanger Factory Outlet Centers, Inc.	1,262	$54

UMH Properties, Inc.	300	2

Universal Health Realty Income Trust	478	17

Urstadt Biddle Properties, Inc.	164	2

Urstadt Biddle Properties, Inc., Class A	436	7

U-Store-It Trust	1,616	12

Walter Investment Management Corp.	218	3

Washington Real Estate Investment Trust	1,866	57
Winthrop Realty Trust	247	3
		1,659

Retail – 7.2%

99 Cents Only Stores *	2,545	42

AFC Enterprises, Inc. *	350	4

America’s Car-Mart, Inc. *	274	7

AnnTaylor Stores Corp. *	4,800	99

Asbury Automotive Group, Inc. *	1,825	24

Benihana, Inc., Class A *	571	4

Big 5 Sporting Goods Corp.	664	10

BJ’s Restaurants, Inc. *	586	14

Bob Evans Farms, Inc.	849	26

Books-A-Million, Inc.	375	3

Borders Group, Inc. *	635	1

Brown Shoe Co., Inc.	2,725	42

Buckle (The), Inc.	1,800	66

Buffalo Wild Wings, Inc. *	1,000	48

Build-A-Bear Workshop, Inc. *	648	5

Cabela’s, Inc. *	2,568	45

California Pizza Kitchen, Inc. *	676	11

Carrols Restaurant Group, Inc. *	468	3

Casey’s General Stores, Inc.	2,419	76

Cash America International, Inc.	1,318	52

Cato (The) Corp., Class A	1,144	25

CEC Entertainment, Inc. *	1,847	70

Cheesecake Factory (The), Inc. *	3,315	90

Children’s Place Retail Stores (The), Inc. *	1,300	58

Christopher & Banks Corp.	932	7

Citi Trends, Inc. *	400	13

Collective Brands, Inc. *	3,481	79

Conn’s, Inc. *	654	5

Cracker Barrel Old Country Store, Inc.	1,231	57

Denny’s Corp. *	726	3

Destination Maternity Corp. *	154	4

Dillard’s, Inc., Class A	2,633	62

DineEquity, Inc. *	574	23

See Notes to the Financial Statements.

(1)	Formerly known as Small Cap Growth Fund

EQUITY FUNDS	86	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2010

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 94.7% – continued

Retail – 7.2% – continued

Domino’s Pizza, Inc. *	2,432	$33

Dress Barn, Inc. *	4,939	129

DSW, Inc., Class A *	1,644	42

Duckwall-ALCO Stores, Inc. *	264	4

Einstein Noah Restaurant Group, Inc. *	250	3

Finish Line (The), Inc., Class A	2,311	38

First Cash Financial Services, Inc. *	1,380	30

Fred’s, Inc., Class A	826	10

Frisch’s Restaurants, Inc.	1,026	23

Fuqi International, Inc. *	200	2

Gaiam, Inc., Class A	264	2

Golfsmith International Holdings, Inc. *	767	3

Group 1 Automotive, Inc. *	900	29

Gymboree Corp. *	1,500	77

Haverty Furniture Cos., Inc.	750	12

Haverty Furniture Cos., Inc., Class A	210	3

hhgregg, Inc. *	1,195	30

Hibbett Sports, Inc. *	1,627	42

HOT Topic, Inc. *	1,112	7

J.Crew Group, Inc. *	1,575	72

Jack in the Box, Inc. *	3,188	75

Jo-Ann Stores, Inc. *	1,299	55

Jos. A. Bank Clothiers, Inc. *	1,118	61

Kenneth Cole Productions, Inc., Class A *	524	7

Kirkland’s, Inc. *	500	11

Krispy Kreme Doughnuts, Inc. *	1,100	4

Landry’s Restaurants, Inc. *	478	9

Lithia Motors, Inc., Class A *	513	3

Luby’s, Inc. *	492	2

Lumber Liquidators Holdings Inc. *	1,840	49

McCormick & Schmick’s Seafood Restaurants, Inc. *	359	4

New York & Co., Inc. *	782	4

Nu Skin Enterprises, Inc., Class A	2,319	67

O’Charleys, Inc. *	470	4

OfficeMax, Inc. *	2,273	37

P.F. Chang’s China Bistro, Inc. *	1,227	54

Pacific Sunwear of California, Inc. *	2,647	14

Pantry (The), Inc. *	257	3

Papa John’s International, Inc. *	859	22

PC Connection, Inc. *	435	3

PC Mall, Inc. *	383	2

Penske Auto Group, Inc. *	3,200	46

Pep Boys – Manny, Moe & Jack (The)	2,708	27

PetMed Express, Inc.	980	22

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 94.7% – continued

Retail – 7.2% – continued

Pier 1 Imports, Inc. *	1,670	$11

Pricesmart, Inc.	394	9

Red Robin Gourmet Burgers, Inc. *	1,214	30

Regis Corp.	811	15

Retail Ventures, Inc. *	974	9

Rite Aid Corp. *	6,220	9

Rubio’s Restaurants, Inc. *	319	3

Ruby Tuesday, Inc. *	1,033	11

Rush Enterprises, Inc., Class A *	1,825	24

Ruth’s Hospitality Group Inc. *	1,100	6

Sally Beauty Holdings, Inc. *	4,443	40

Shoe Carnival, Inc. *	200	5

Sonic Automotive, Inc., Class A *	1,000	11

Sonic Corp. *	1,653	18

Sport Supply Group, Inc.	186	3

Stage Stores, Inc.	2,259	35

Stein Mart, Inc. *	1,134	10

Steinway Musical Instruments, Inc. *	154	3

Susser Holdings Corp. *	286	2

Syms Corp. *	321	3

Systemax, Inc.	1,435	31

Texas Roadhouse, Inc. *	3,333	46

Tractor Supply Co.	1,320	77

Tuesday Morning Corp. *	470	3

Ulta Salon Cosmetics & Fragrance, Inc. *	1,000	23

West Marine, Inc. *	312	3

Wet Seal (The), Inc., Class A *	899	4

World Fuel Services Corp.	3,926	105

Zale Corp. *	875	2
Zumiez, Inc. *	510	10
		2,815

Savings & Loans – 1.3%

Abington Bancorp, Inc.	810	6

BankFinancial Corp.	643	6

Beneficial Mutual Bancorp, Inc. *	3,202	30

Berkshire Hills Bancorp, Inc.	913	17

Brookline Bancorp, Inc.	1,791	19

Brooklyn Federal Bancorp, Inc.	274	2

Cape Bancorp, Inc. *	374	3

Cheviot Financial Corp.	274	3

Chicopee Bancorp, Inc. *	300	4

Clifton Savings Bancorp, Inc.	1,001	9

Danvers Bancorp, Inc.	186	3

Dime Community Bancshares	974	12

See Notes to the Financial Statements.

(1)	Formerly known as Small Cap Growth Fund

NORTHERN FUNDS ANNUAL REPORT	87	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND (1) continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 94.7% – continued

Savings & Loans – 1.3% – continued

ESB Financial Corp.	164	$2

ESSA Bancorp, Inc.	300	4

First Clover Leaf Financial Corp.	274	2

First Defiance Financial Corp.	249	3

First Financial Holdings, Inc.	300	5

First Financial Northwest, Inc.	317	2

Flushing Financial Corp.	603	8

Fox Chase Bancorp, Inc. *	219	2

Heritage Financial Group	606	7

HF Financial Corp.	219	2

Hingham Institution for Savings	66	2

Home Federal Bancorp, Inc.	599	9

Investors Bancorp, Inc. *	1,100	15

Kearny Financial Corp.	3,006	31

Kentucky First Federal Bancorp	268	3

K-Fed Bancorp	335	3

Lake Shore Bancorp, Inc.	274	2

Legacy Bancorp, Inc.	332	3

LSB Corp.	186	2

Meridian Interstate Bancorp, Inc. *	255	3

Meta Financial Group, Inc.	154	4

MutualFirst Financial, Inc.	600	4

NASB Financial, Inc.	109	3

NewAlliance Bancshares, Inc.	4,120	52

Newport Bancorp, Inc. *	164	2

Northeast Community Bancorp, Inc.	329	2

Northfield Bancorp, Inc.	2,012	29

Northwest Bancshares, Inc.	3,404	40

OceanFirst Financial Corp.	1,838	21

Oritani Financial Corp.	997	16

Provident New York Bancorp	1,296	12

Prudential Bancorp, Inc. of Pennsylvania	400	3

Pulaski Financial Corp.	261	2

Rockville Financial, Inc.	280	3

Roma Financial Corp.	1,192	15

Rome Bancorp, Inc.	219	2

Severn Bancorp, Inc.	494	2

SI Financial Group, Inc. *	384	2

Teche Holding Co.	54	2

TF Financial Corp.	109	2

United Community Bancorp	329	2

United Financial Bancorp, Inc.	1,328	19

ViewPoint Financial Group	439	7

Washington Federal, Inc.	405	8

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 94.7% – continued

Savings & Loans – 1.3% – continued

Waterstone Financial, Inc. *	1,142	$4

Westfield Financial, Inc.	790	7
WSFS Financial Corp.	225	9
		498

Semiconductors – 2.6%

Advanced Analogic Technologies, Inc. *	953	3

Anadigics, Inc. *	1,592	8

Brooks Automation, Inc. *	1,410	12

BTU International, Inc. *	800	5

Cabot Microelectronics Corp. *	1,090	41

Ceva, Inc. *	186	2

Cirrus Logic, Inc. *	3,828	32

Cohu, Inc.	479	7

Diodes, Inc. *	1,867	42

DSP Group, Inc. *	870	7

EMCORE Corp. *	2,014	3

Emulex Corp. *	4,072	54

Entegris, Inc. *	4,894	25

Entropic Communications, Inc. *	750	4

Exar Corp. *	3,914	28

Hittite Microwave Corp. *	1,131	50

Integrated Device Technology, Inc. *	2,302	14

International Rectifier Corp. *	2,086	48

IXYS Corp. *	859	7

Kopin Corp. *	2,331	9

Micrel, Inc.	3,500	37

Microsemi Corp. *	2,100	36

Microtune, Inc. *	1,159	3

MIPS Technologies, Inc. *	733	3

Monolithic Power Systems, Inc. *	1,540	34

Netlogic Microsystems, Inc. *	1,500	44

Pericom Semiconductor Corp. *	735	8

Photronics, Inc. *	600	3

PLX Technology, Inc. *	437	2

Power Integrations, Inc.	1,500	62

QLogic Corp. *	622	13

Rubicon Technology, Inc. *	1,064	22

Rudolph Technologies, Inc. *	842	7

Semtech Corp. *	2,587	45

Silicon Image, Inc. *	974	3

Silicon Laboratories, Inc. *	350	17

Skyworks Solutions, Inc. *	4,319	67

Standard Microsystems Corp. *	564	13

Supertex, Inc. *	1,200	31

See Notes to the Financial Statements.

(1)	Formerly known as Small Cap Growth Fund

EQUITY FUNDS	88	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2010

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 94.7% – continued

Semiconductors – 2.6% – continued

Techwell, Inc. *	217	$4

Teradyne, Inc. *	841	9

Tessera Technologies, Inc. *	2,400	49

TriQuint Semiconductor, Inc. *	5,184	36

Ultratech, Inc. *	654	9

Virage Logic Corp. *	420	3

Volterra Semiconductor Corp. *	1,210	30

White Electronic Designs Corp. *	507	4
Zoran Corp. *	1,396	15
		1,010

Shipbuilding – 0.0%
Todd Shipyards Corp.	166	3

Software – 5.1%

Accelrys, Inc. *	683	4

ACI Worldwide, Inc. *	1,144	24

Actuate Corp. *	460	3

Acxiom Corp. *	2,677	48

Advent Software, Inc. *	1,078	48

American Software, Inc., Class A	942	5

AMICAS, Inc. *	984	6

ArcSight, Inc. *	900	25

Ariba, Inc. *	3,256	42

Artificial Life, Inc. *	2,300	3

Aspen Technology, Inc. *	3,890	40

athenahealth, Inc. *	1,599	58

Avid Technology, Inc. *	2,162	30

Bitstream, Inc., Class A *	311	3

Blackbaud, Inc.	1,837	46

Blackboard, Inc. *	1,187	49

Bowne & Co., Inc.	4,500	50

Callidus Software, Inc. *	703	3

China Information Security Technology, Inc. *	524	3

China TransInfo Technology Corp. *	7,865	53

CommVault Systems, Inc. *	1,958	42

Computer Programs & Systems, Inc.	1,289	50

Concur Technologies, Inc. *	1,362	56

CSG Systems International, Inc. *	1,891	40

Deltek, Inc. *	1,229	9

DemandTec, Inc. *	600	4

Digi International, Inc. *	600	6

DivX, Inc. *	530	4

Double-Take Software, Inc. *	400	4

Ebix, Inc. *	2,312	37

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 94.7% – continued

Software – 5.1% – continued

Eclipsys Corp. *	2,735	$54

Epicor Software Corp. *	1,717	16

EPIQ Systems, Inc. *	759	9

Fair Isaac Corp.	1,973	50

FalconStor Software, Inc. *	560	2

GSE Systems, Inc. *	500	3

infoGROUP, Inc. *	4,047	32

Informatica Corp. *	3,102	83

Innerworkings, Inc. *	428	2

Innodata Isogen, Inc. *	654	3

Interactive Intelligence, Inc. *	370	7

JDA Software Group, Inc. *	1,172	33

Lawson Software, Inc. *	7,800	52

Mantech International Corp., Class A *	1,300	63

Market Leader, Inc. *	1,144	2

MedAssets, Inc. *	695	15

Mediware Information Systems *	249	2

MicroStrategy, Inc., Class A *	700	60

Omnicell, Inc. *	1,005	14

OPNET Technologies, Inc.	1,500	24

Parametric Technology Corp. *	3,127	56

Peerless Systems Corp. *	921	3

Pegasystems, Inc.	1,151	43

Pervasive Software, Inc. *	524	3

Phase Forward, Inc. *	1,098	14

Phoenix Technologies Ltd. *	1,057	3

Progress Software Corp. *	1,400	44

PROS Holdings, Inc. *	365	4

QAD, Inc. *	436	2

Quality Systems, Inc.	1,274	78

Quest Software, Inc. *	3,601	64

Renaissance Learning, Inc.	791	13

RightNow Technologies, Inc. *	654	12

Schawk, Inc.	1,856	34

Seachange International, Inc. *	500	4

Smith Micro Software, Inc. *	2,400	21

Solera Holdings, Inc.	2,017	78

Synchronoss Technologies, Inc. *	1,800	35

SYNNEX Corp. *	1,250	37

Taleo Corp., Class A *	766	20

Trident Microsystems, Inc. *	1,098	2

Tyler Technologies, Inc. *	1,940	36

Ulticom, Inc.	219	2

Unica Corp. *	260	2

See Notes to the Financial Statements.

(1)	Formerly known as Small Cap Growth Fund

NORTHERN FUNDS ANNUAL REPORT	89	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND (1) continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 94.7% – continued

Software – 5.1% – continued
VeriFone Holdings, Inc. *	2,841	$57
		1,988

Storage/Warehousing – 0.0%
Mobile Mini, Inc. *	868	13

Telecommunications – 4.2%

3Com Corp. *	18,286	141

Acme Packet, Inc. *	2,305	44

Adaptec, Inc. *	8,895	29

ADTRAN, Inc.	1,749	46

Airvana, Inc. *	1,848	14

Alaska Communications Systems

Group, Inc.	1,047	9

Anaren, Inc. *	735	10

Anixter International, Inc. *	1,425	67

Applied Signal Technology, Inc.	417	8

Arris Group, Inc. *	4,800	58

Aruba Networks, Inc. *	3,700	51

Atheros Communications, Inc. *	1,943	75

Atlantic Tele-Network, Inc.	408	18

Aviat Networks, Inc. *	1,250	8

Aware, Inc. *	812	2

BigBand Networks, Inc. *	749	3

Black Box Corp.	437	13

Cbeyond, Inc. *	1,000	14

Ciena Corp. *	218	3

Cincinnati Bell, Inc. *	10,414	36

Communications Systems, Inc.	469	6

Comtech Telecommunications Corp. *	1,167	37

Consolidated Communications

Holdings, Inc.	853	16

CPI International, Inc. *	644	9

EMS Technologies, Inc. *	186	3

Extreme Networks, Inc. *	2,029	6

General Communication, Inc., Class A *	1,412	8

GeoEye, Inc. *	604	18

Globecomm Systems, Inc. *	556	4

Hickory Tech Corp.	811	7

Hughes Communications, Inc. *	374	10

ICO Global Communications Holdings Ltd. *	3,803	5

InterDigital, Inc. *	1,975	55

Iowa Telecommunications Services, Inc.	825	14

IPG Photonics Corp. *	1,144	17

Ixia *	3,180	30

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 94.7% – continued

Telecommunications – 4.2% – continued

Knology, Inc. *	874	$12

KVH Industries, Inc. *	530	7

LogMeIn, Inc. *	350	7

MasTec, Inc. *	2,711	34

Netgear, Inc. *	1,495	39

Network Equipment Technologies, Inc. *	1,013	6

NeuStar, Inc., Class A *	1,600	40

Neutral Tandem, Inc. *	693	11

Novatel Wireless, Inc. *	3,076	21

NTELOS Holdings Corp.	1,704	30

Numerex Corp., Class A *	703	3

Oplink Communications, Inc. *	1,607	30

Opnext, Inc. *	500	1

PAETEC Holding Corp. *	2,765	13

Parkervision, Inc. *	1,411	2

Plantronics, Inc.	1,483	46

Polycom, Inc. *	2,361	72

Powerwave Technologies, Inc. *	1,084	1

Preformed Line Products Co.	100	4

Premiere Global Services, Inc. *	2,335	19

RCN Corp. *	2,521	38

RF Micro Devices, Inc. *	8,138	41

Shenandoah Telecommunications Co.	658	12

ShoreTel, Inc. *	436	3

SureWest Communications *	691	6

Switch & Data Facilities Co., Inc. *	736	13

Sycamore Networks, Inc.	750	15

Symmetricom, Inc. *	1,471	9

Syniverse Holdings, Inc. *	2,452	48

Tekelec *	2,924	53

Telestone Technologies Corp. *	800	14

Tessco Technologies, Inc.	329	8

tw telecom, Inc. *	1,033	19

USA Mobility, Inc. *	1,333	17

UTStarcom, Inc. *	2,035	6

Viasat, Inc. *	1,285	45
Warwick Valley Telephone Co.	100	1
		1,640

Textiles – 0.2%

G&K Services, Inc., Class A	1,242	32
Unifirst Corp.	942	49
		81

See Notes to the Financial Statements.

(1)	Formerly known as Small Cap Growth Fund

EQUITY FUNDS	90	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2010

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 94.7% – continued

Toys, Games & Hobbies – 0.1%

Jakks Pacific, Inc. *	1,083	$14

Leapfrog Enterprises, Inc. *	1,382	9
RC2 Corp. *	435	7
		30

Transportation – 1.8%

Air Transport Services Group, Inc. *	1,194	4

Alexander & Baldwin, Inc.	1,489	49

American Commercial Lines, Inc. *	200	5

Atlas Air Worldwide Holdings, Inc. *	804	43

Bristow Group, Inc. *	1,053	40

CAI International, Inc. *	219	3

Celadon Group, Inc. *	261	4

Covenant Transport, Inc., Class A *	630	4

DHT Holdings, Inc.	833	3

Dynamex, Inc. *	200	3

Eagle Bulk Shipping, Inc. *	442	2

Forward Air Corp.	899	24

Frozen Food Express Industries, Inc. *	548	2

Genesee & Wyoming, Inc., Class A *	1,572	54

Golar LNG Ltd. *	1,600	19

Gulfmark Offshore, Inc., Class A *	667	18

Heartland Express, Inc.	3,298	54

Horizon Lines, Inc., Class A	630	3

HUB Group, Inc., Class A *	1,613	45

International Shipholding Corp.	61	2

Knight Transportation, Inc.	2,959	62

Knightsbridge Tankers Ltd.	1,548	26

Marten Transport Ltd. *	489	10

Old Dominion Freight Line, Inc. *	1,400	47

P.A.M. Transportation Services, Inc. *	316	4

Pacer International, Inc. *	834	5

Patriot Transportation Holding, Inc. *	100	8

PHI, Inc. N.V. *	375	8

Providence and Worcester Railroad Co.	164	2

Saia, Inc. *	210	3

Ship Finance International Ltd.	3,700	66

TBS International PLC *	600	4

Teekay Tankers Ltd., Class A	326	4

Ultrapetrol Bahamas Ltd. *	580	3

Universal Truckload Services, Inc. *	144	3

USA Truck, Inc. *	244	4
Werner Enterprises, Inc.	2,302	53
		693

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 94.7% – continued

Trucking & Leasing – 0.2%

Aircastle Ltd.	1,576	$15

AMERCO *	703	38

Greenbrier Cos., Inc. *	372	4

TAL International Group, Inc.	468	10

Textainer Group Holdings Ltd.	469	10
Willis Lease Finance Corp. *	274	4
		81

Water – 0.3%

Artesian Resources Corp., Class A	200	3

California Water Service Group	400	15

Connecticut Water Service, Inc.	249	6

Consolidated Water Co. Ltd.	1,650	22

Middlesex Water Co.	436	7

Pennichuck Corp.	109	3

SJW Corp.	1,048	27

Southwest Water Co.	3,132	33
York Water Co.	1,325	18
		134
Total Common Stocks
(Cost $33,718)		36,942

INVESTMENT COMPANIES – 4.5%
Northern Institutional Funds – Diversified Assets Portfolio (2) (3)	1,727,024	1,727
Total Investment Companies
(Cost $1,727)		1,727

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
SHORT–TERM INVESTMENTS – 0.7%

U.S. Treasury Bill, 0.09%, 5/6/10 (4)	$275	$275
Total Short-Term Investments
(Cost $275)		275

Total Investments – 99.9%
(Cost $35,720)		38,944
Other Assets less Liabilities – 0.1%		57
NET ASSETS – 100.0%		$39,001

*	Non-Income Producing Security

See Notes to the Financial Statements.

(1)	Formerly known as Small Cap Growth Fund

NORTHERN FUNDS ANNUAL REPORT	91	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND (1) continued

(2)	Investment in affiliated Portfolio. Northern Trust Investments, N.A. is an investment adviser of the Fund and an investment adviser to the Northern Institutional Funds.
(3)	The Fund had approximately $1,727,000 of net purchases in the Diversified Asset Portfolio of the Northern Institutional Funds during the fiscal year ended March 31, 2010.
(4)	Security pledged as collateral to cover margin requirements for open futures contracts.

Percentages shown are based on Net Assets.

At March 31, 2010, the Small Cap Core Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAIN (000S)
Russell 2000
Mini	28	$1,896	Long	6/10	$22

At March 31, 2010, the Industry Sectors (Unaudited) for the Small Cap Core Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	14.8%
Consumer Staples	3.3
Energy	4.8
Financials	19.3
Health Care	14.0
Industrials	16.3
Information Technology	18.6
Materials	4.7
Telecommunication Services	1.0
Utilities	3.2

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1– Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Small Cap Core Fund’s investments and other financial instruments, which are carried at fair value, as of March 31, 2010:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Common Stocks
Advertising	$60	$–	$–	$60
Aerospace/Defense	577	–	–	577
Agriculture	188	–	–	188
Airlines	157	–	–	157
Apparel	565	2	–	567
Auto Manufacturers	7	–	–	7
Auto Parts & Equipment	203	–	–	203
Banks	2,281	6	–	2,287
Beverages	125	–	–	125
Biotechnology	598	–	–	598
Building Materials	309	–	–	309
Chemicals	901	–	–	901
Coal	24	–	–	24
Commercial Services	2,520	–	–	2,520
Computers	766	4	–	770
Cosmetics/Personal Care	23	–	–	23
Distribution/Wholesale	592	6	–	598
Diversified Financial Services	772	3	–	775
Electric	497	–	–	497
Electrical Components &
Equipment	360	–	–	360
Electronics	1,022	–	–	1,022
Energy – Alternate Sources	32	–	–	32
Engineering & Construction	297	–	–	297
Entertainment	234	–	–	234
Environmental Control	236	–	–	236
Food	803	–	–	803
Forest Products & Paper	197	–	–	197
Gas	537	–	–	537
Hand/Machine Tools	193	–	–	193
Healthcare – Products	1,888	4	–	1,892
Healthcare – Services	967	–	–	967
Holding Companies - Diversified	16	–	–	16
Home Builders	86	–	–	86
Home Furnishings	282	–	–	282
Household Products/Wares	300	–	–	300
Housewares	94	–	–	94
Insurance	1,378	17	–	1,395

See Notes to the Financial Statements.

(1)	Formerly known as Small Cap Growth Fund

EQUITY FUNDS	92	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2010

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Internet	$1,138	$–	$–	$1,138
Investment Companies	204	–	–	204
Iron/Steel	40	–	–	40
Leisure Time	122	–	–	122
Lodging	22	–	–	22
Machinery – Diversified	417	–	–	417
Media	245	–	–	245
Metal Fabrication/ Hardware	383	–	–	383
Mining	181	–	–	181
Miscellaneous Manufacturing	763	–	–	763
Office Furnishings	137	–	–	137
Oil & Gas	761	–	–	761
Oil & Gas Services	623	–	–	623
Packaging & Containers	249	–	–	249
Pharmaceuticals	797	–	–	797
Pipelines	11	–	–	11
Real Estate	75	–	–	75
Real Estate Investment Trusts	1,657	2	–	1,659
Retail	2,815	–	–	2,815
Savings & Loans	488	10	–	498
Semiconductors	1,010	–	–	1,010
Shipbuilding	3	–	–	3
Software	1,986	2	–	1,988
Storage/Warehousing	13	–	–	13
Telecommunications	1,640	–	–	1,640
Textiles	81	–	–	81
Toys, Games & Hobbies	30	–	–	30
Transportation	693	–	–	693
Trucking & Leasing	81	–	–	81
Water	134	–	–	134
Investment Companies	1,727	–	–	1,727
Short-Term Investments	–	275	–	275
Total Investments	$38,613	$331	$–	$38,944
Other Financial Instruments (1)	$22	$–	$–	$22

(1)	Other financial instruments include futures and forwards, if applicable.

See Notes to the Financial Statements.

(1)	Formerly known as Small Cap Growth Fund

NORTHERN FUNDS ANNUAL REPORT	93	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP VALUE FUND

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 97.6%

Advertising – 0.1%
Harte-Hanks, Inc.	92,586	$1,191

Aerospace/Defense – 2.0%

AAR Corp. *	126,665	3,144

Cubic Corp.	41,600	1,498

Ducommun, Inc.	75,636	1,589

Esterline Technologies Corp. *	181,417	8,967

Moog, Inc., Class A *	192,314	6,812
Triumph Group, Inc.	100,231	7,025
		29,035

Agriculture – 0.4%

Andersons (The), Inc.	31,374	1,050
Universal Corp.	95,701	5,043
		6,093

Airlines – 0.4%

Alaska Air Group, Inc. *	5,384	222
Skywest, Inc.	430,896	6,153
		6,375

Apparel – 1.5%

Columbia Sportswear Co.	102,703	5,395

Iconix Brand Group, Inc. *	87,470	1,343

Jones Apparel Group, Inc.	69,149	1,315

K-Swiss, Inc., Class A *	70,460	737

Oxford Industries, Inc.	48,240	981

Skechers U.S.A., Inc., Class A *	268,276	9,744
Timberland (The) Co., Class A *	120,514	2,572
		22,087

Auto Manufacturers – 0.0%
Force Protection, Inc. *	16,779	101

Auto Parts & Equipment – 0.9%

ATC Technology Corp. *	151,988	2,608

Cooper Tire & Rubber Co.	62,300	1,185

Dorman Products, Inc. *	61,761	1,173

Exide Technologies *	375,373	2,158

Miller Industries, Inc.	43,680	543

Modine Manufacturing Co. *	135,400	1,522

Superior Industries International, Inc.	86,831	1,396
Titan International, Inc.	238,139	2,079
		12,664

Banks – 9.7%

Bancfirst Corp.	22,247	932

Bancorp Rhode Island, Inc.	11,799	323

Bank Mutual Corp.	160,413	1,043

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 97.6% – continued

Banks – 9.7% continued

Bank of the Ozarks, Inc.	24,692	$869

Capital City Bank Group, Inc.	52,461	748

Cardinal Financial Corp.	3,737	40

Cathay General Bancorp	64,100	747

Chemical Financial Corp.	198,020	4,677

City Holding Co.	35,861	1,230

Columbia Banking System, Inc.	34,200	695

Community Bank System, Inc.	250,418	5,704

Community Trust Bancorp, Inc.	91,251	2,472

CVB Financial Corp.	204,806	2,034

East West Bancorp, Inc.	39,600	690

Enterprise Financial Services Corp.	31,822	352

Farmers Capital Bank Corp.	47,981	411

First Bancorp	55,883	755

First Commonwealth Financial Corp.	551,072	3,698

First Community Bancshares, Inc.	114,219	1,413

First Financial Bancorp	203,015	3,612

First Financial Corp.	56,349	1,632

First Merchants Corp.	190,615	1,327

First Midwest Bancorp, Inc.	287,698	3,898

FirstMerit Corp.	288,486	6,223

FNB Corp.	558,824	4,532

Fulton Financial Corp.	23,540	240

Glacier Bancorp, Inc.	56,601	862

Great Southern Bancorp, Inc.	8,793	197

Heartland Financial USA, Inc.	52,072	832

Iberiabank Corp.	73,590	4,416

Independent Bank Corp.	51,760	1,276

International Bancshares Corp.	299,852	6,894

Lakeland Bancorp, Inc.	164,077	1,452

Lakeland Financial Corp.	36,602	697

MainSource Financial Group, Inc.	119,167	802

National Bankshares, Inc.	200	5

National Penn Bancshares, Inc.	723,900	4,995

NBT Bancorp, Inc.	90,766	2,074

Old National Bancorp	371,923	4,444

Old Second Bancorp, Inc.	48,175	317

Pinnacle Financial Partners, Inc. *	167,501	2,531

Prosperity Bancshares, Inc.	243,269	9,974

Renasant Corp.	121,315	1,963

S&T Bancorp, Inc.	110,158	2,302

Sandy Spring Bancorp, Inc.	44,661	670

SCBT Financial Corp.	73,475	2,721

Sierra Bancorp	28,072	362

See Notes to the Financial Statements.

EQUITY FUNDS	94	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2010

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 97.6% – continued

Banks – 9.7% – continued

Simmons First National Corp., Class A	148,862	$4,104

StellarOne Corp.	100,715	1,347

Sterling Bancshares, Inc.	358,177	1,999

Sun Bancorp, Inc. *	84,095	331

Susquehanna Bancshares, Inc.	298,409	2,927

SVB Financial Group *	14,400	672

Texas Capital Bancshares, Inc. *	104,146	1,978

Trico Bancshares	61,532	1,224

Trustmark Corp.	303,449	7,413

UMB Financial Corp.	150,539	6,112

Union First Market Bankshares Corp.	85,518	1,291

United Bankshares, Inc.	180,087	4,722

Univest Corp. of Pennsylvania	52,440	980

Washington Banking Co.	30,286	381

Washington Trust Bancorp, Inc.	68,920	1,285

Webster Financial Corp.	40,700	712

WesBanco, Inc.	56,350	916

Wilshire Bancorp, Inc.	167,437	1,847
Wintrust Financial Corp.	29,724	1,106
		141,430

Biotechnology – 0.3%

American Oriental Bioengineering, Inc. *	371,332	1,515

Cambrex Corp. *	41,907	170

Enzo Biochem, Inc. *	123,774	745
Martek Biosciences Corp. *	96,507	2,172
		4,602

Building Materials – 1.6%

Apogee Enterprises, Inc.	99,067	1,566

Comfort Systems USA, Inc.	143,737	1,795

Drew Industries, Inc. *	115,755	2,549

Gibraltar Industries, Inc. *	201,132	2,536

Interline Brands, Inc. *	159,676	3,056

LSI Industries, Inc.	131,798	899

Quanex Building Products Corp.	152,736	2,525

Simpson Manufacturing Co., Inc.	140,662	3,905

Texas Industries, Inc.	18,441	630
Universal Forest Products, Inc.	98,581	3,798
		23,259

Chemicals – 4.1%

A. Schulman, Inc.	229,848	5,624

Aceto Corp.	227,104	1,372

Arch Chemicals, Inc.	192,733	6,628

Cabot Corp.	90,054	2,738

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 97.6% – continued

Chemicals – 4.1% continued

H.B. Fuller Co.	182,232	$4,230

Innophos Holdings, Inc.	48,034	1,340

Innospec, Inc. *	55,573	631

Minerals Technologies, Inc.	85,774	4,446

NewMarket Corp.	13,649	1,406

Olin Corp.	259,109	5,084

OM Group, Inc. *	143,419	4,859

PolyOne Corp. *	305,019	3,123

Quaker Chemical Corp.	32,362	877

Rockwood Holdings, Inc. *	164,537	4,380

Sensient Technologies Corp.	290,269	8,435

ShengdaTech, Inc. *	319,327	2,392

Symyx Technologies, Inc. *	127,310	572
Westlake Chemical Corp.	93,678	2,416
		60,553

Coal – 0.2%
Massey Energy Co.	44,040	2,303

Commercial Services – 3.3%

ABM Industries, Inc.	95,110	2,016

Albany Molecular Research, Inc. *	176,699	1,475

AMN Healthcare Services, Inc. *	64,816	570

Barrett Business Services, Inc.	24,316	330

CDI Corp.	106,814	1,566

CRA International, Inc. *	28,792	660

Cross Country Healthcare, Inc. *	165,532	1,674

Electro Rent Corp.	131,510	1,727

Emergency Medical Services Corp., Class A *	43,293	2,448

H&E Equipment Services, Inc. *	97,910	1,056

Heidrick & Struggles International, Inc.	96,620	2,708

Jackson Hewitt Tax Service, Inc. *	147,172	294

Kelly Services, Inc., Class A *	66,899	1,115

Kforce, Inc. *	69,330	1,055

Korn/Ferry International *	130,457	2,303

MAXIMUS, Inc.	25,878	1,577

MoneyGram International, Inc. *	248,400	946

Multi-Color Corp.	60,034	719

On Assignment, Inc. *	232,497	1,658

PHH Corp. *	197,400	4,653

Rent-A-Center, Inc. *	350,578	8,291

Rewards Network, Inc.	28,304	379

Stewart Enterprises, Inc., Class A	583,872	3,649

Towers Watson & Co., Class A	45,599	2,166

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	95	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP VALUE FUND continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 97.6% – continued

Commercial Services – 3.3% – continued
Viad Corp.	159,386	$3,275
		48,310

Computers – 1.3%

Agilysys, Inc.	281,786	3,148

CACI International, Inc., Class A *	18,613	909

CIBER, Inc. *	625,909	2,341

Cray, Inc. *	239,969	1,428

Electronics for Imaging, Inc. *	147,669	1,717

Imation Corp. *	92,286	1,016

Insight Enterprises, Inc. *	272,636	3,915

Mentor Graphics Corp. *	142,728	1,145

MTS Systems Corp.	38,807	1,127

Ness Technologies, Inc. *	163,277	1,030
SRA International, Inc., Class A *	94,131	1,957
		19,733

Cosmetics/Personal Care – 0.1%
Inter Parfums, Inc.	65,012	963

Distribution/Wholesale – 1.0%

BMP Sunstone Corp. *	100,261	507

Core-Mark Holding Co., Inc. *	41,698	1,276

Owens & Minor, Inc.	39,039	1,811

School Specialty, Inc. *	162,112	3,682
United Stationers, Inc. *	125,043	7,359
		14,635

Diversified Financial Services – 2.0%

Altisource Portfolio Solutions S.A. *	66,025	1,479

E*TRADE Financial Corp. *	1,912,600	3,156

Encore Capital Group, Inc. *	66,974	1,102

GFI Group, Inc.	99,332	574

International Assets Holding Corp. *	2,700	40

Investment Technology Group, Inc. *	118,838	1,983

Janus Capital Group, Inc.	94,800	1,355

JMP Group, Inc.	19,402	165

Knight Capital Group, Inc., Class A *	302,918	4,619

National Financial Partners Corp. *	52,400	739

Nelnet, Inc., Class A	141,837	2,632

NewStar Financial, Inc. *	184,621	1,178

Ocwen Financial Corp. *	214,240	2,376

Oppenheimer Holdings, Inc., Class A	28,700	732

Penson Worldwide, Inc. *	137,008	1,380

Piper Jaffray Cos. *	17,300	697

Stifel Financial Corp. *	31,164	1,675

SWS Group, Inc.	165,553	1,909

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 97.6% – continued

Diversified Financial Services – 2.0% – continued
World Acceptance Corp. *	29,178	$1,053
		28,844

Electric – 3.3%

Allete, Inc.	164,084	5,494

Avista Corp.	279,656	5,792

Central Vermont Public Service Corp.	145,769	2,940

El Paso Electric Co. *	292,473	6,025

IDACORP, Inc.	271,144	9,387

NorthWestern Corp.	108,475	2,908

Otter Tail Corp.	122,688	2,694

Pike Electric Corp. *	59,817	558

Portland General Electric Co.	200,888	3,879

Unisource Energy Corp.	191,014	6,005
Westar Energy, Inc.	143,305	3,196
		48,878

Electrical Components & Equipment – 1.0%

Belden, Inc.	165,558	4,546

Encore Wire Corp.	194,882	4,054

Fushi Copperweld, Inc. *	19,143	215

GrafTech International Ltd. *	229,377	3,136

Littelfuse, Inc. *	57,233	2,175
Ultralife Corp. *	85,559	343
		14,469

Electronics – 3.9%

Analogic Corp.	89,220	3,812

Bel Fuse, Inc., Class B	62,895	1,267

Benchmark Electronics, Inc. *	182,506	3,785

Brady Corp., Class A	222,079	6,911

China Security & Surveillance Technology, Inc. *	81,700	628

Coherent, Inc. *	106,210	3,395

CTS Corp.	408,471	3,848

Cymer, Inc. *	165,155	6,160

FEI Co. *	184,479	4,226

LaBarge, Inc. *	39,460	436

Measurement Specialties, Inc. *	116,271	1,710

OSI Systems, Inc. *	69,699	1,955

Park Electrochemical Corp.	58,028	1,668

Plexus Corp. *	73,258	2,640

Rofin-Sinar Technologies, Inc. *	102,585	2,321

Rogers Corp. *	108,382	3,144

Spectrum Control, Inc. *	39,538	462

Tech Data Corp. *	64,179	2,689

See Notes to the Financial Statements.

EQUITY FUNDS	96	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2010

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 97.6% – continued

Electronics – 3.9% – continued

Varian, Inc. *	42,893	$2,221
Watts Water Technologies, Inc., Class A	127,672	3,966
		57,244

Energy – Alternate Sources – 0.1%
Rex Stores Corp. *	53,374	865

Engineering & Construction – 0.7%

Dycom Industries, Inc. *	135,778	1,191

EMCOR Group, Inc. *	197,263	4,859

Granite Construction, Inc.	71,183	2,151
Layne Christensen Co. *	97,248	2,597
		10,798

Entertainment – 0.8%

Churchill Downs, Inc.	124,680	4,676

Great Wolf Resorts, Inc. *	145,995	464

Speedway Motorsports, Inc.	332,744	5,194
Vail Resorts, Inc. *	20,574	825
		11,159

Food – 1.4%

Fresh Del Monte Produce, Inc. *	124,670	2,525

Hain Celestial Group (The), Inc. *	301,578	5,232

Imperial Sugar Co.	97,700	1,515

Nash Finch Co.	61,970	2,085

Ruddick Corp.	281,545	8,908
Winn-Dixie Stores, Inc. *	77,141	964
		21,229

Forest Products & Paper – 0.7%

Domtar Corp. *	71,828	4,626

Glatfelter	285,422	4,136

Potlatch Corp.	19,287	676
Schweitzer-Mauduit International, Inc.	3,000	143
		9,581

Gas – 1.3%

Laclede Group (The), Inc.	51,959	1,752

Nicor, Inc.	55,795	2,339

Piedmont Natural Gas Co., Inc.	88,000	2,427

Southwest Gas Corp.	282,701	8,458
WGL Holdings, Inc.	101,093	3,503
		18,479

Hand/Machine Tools – 0.7%
Regal-Beloit Corp.	178,897	10,628

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 97.6% – continued

Healthcare – Products – 1.1%

Angiodynamics, Inc. *	120,315	$1,879

Cantel Medical Corp.	56,062	1,113

Conmed Corp. *	286,886	6,831

Cooper (The) Cos., Inc.	36,525	1,420

CryoLife, Inc. *	181,808	1,176

Greatbatch, Inc. *	121,451	2,573

Hansen Medical, Inc. *	199,000	456
Invacare Corp.	50,552	1,342
		16,790

Healthcare – Services – 2.7%

American Dental Partners, Inc. *	62,488	815

Amsurg Corp. *	127,775	2,759

Capital Senior Living Corp. *	56,314	296

Centene Corp. *	89,691	2,156

Continucare Corp. *	295,824	1,094

Gentiva Health Services, Inc. *	74,377	2,103

Healthsouth Corp. *	84,224	1,575

Healthspring, Inc. *	192,598	3,390

Kindred Healthcare, Inc. *	339,866	6,135

LifePoint Hospitals, Inc. *	102,163	3,758

Medcath Corp. *	100,270	1,050

Molina Healthcare, Inc. *	105,292	2,650

Odyssey HealthCare, Inc. *	111,905	2,027

Psychiatric Solutions, Inc. *	85,691	2,554

RadNet, Inc. *	229,361	729

RehabCare Group, Inc. *	45,448	1,239

Res-Care, Inc. *	179,914	2,157

Triple-S Management Corp., Class B *	139,461	2,475
WellCare Health Plans, Inc. *	23,511	701
		39,663

Holding Companies – Diversified – 0.2%
Compass Diversified Holdings	161,367	2,462

Home Builders – 0.0%
Cavco Industries, Inc. *	12,387	423

Home Furnishings – 0.6%

American Woodmark Corp.	40,200	779

Audiovox Corp., Class A *	56,182	437

Ethan Allen Interiors, Inc.	114,955	2,372

Hooker Furniture Corp.	29,061	467
Tempur-Pedic International, Inc. *	142,603	4,301
		8,356

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	97	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP VALUE FUND continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 97.6% – continued

Household Products/Wares – 1.1%

American Greetings Corp., Class A	218,972	$4,563

Blyth, Inc.	52,118	1,629

CSS Industries, Inc.	51,545	1,036

Ennis, Inc.	259,099	4,216

Helen of Troy Ltd. *	90,881	2,368
Prestige Brands Holdings, Inc. *	295,502	2,660
		16,472

Insurance – 6.6%

American Equity Investment Life Holding Co.	132,693	1,413

American Physicians Service Group, Inc.	13,037	326

AMERISAFE, Inc. *	66,865	1,095

Amtrust Financial Services, Inc.	10,800	151

Argo Group International Holdings Ltd.	85,841	2,797

Assured Guaranty Ltd.	181,300	3,983

CNA Surety Corp. *	352,565	6,272

Conseco, Inc. *	120,200	748

Delphi Financial Group, Inc., Class A	284,100	7,148

Donegal Group, Inc., Class A	143,730	2,085

EMC Insurance Group, Inc.	55,697	1,254

Employers Holdings, Inc.	4,433	66

FBL Financial Group, Inc., Class A	169,951	4,160

First Mercury Financial Corp.	34,513	450

FPIC Insurance Group, Inc. *	96,808	2,624

Hallmark Financial Services, Inc. *	65,007	585

Harleysville Group, Inc.	162,237	5,477

Horace Mann Educators Corp.	426,741	6,427

Meadowbrook Insurance Group, Inc.	318,574	2,517

MGIC Investment Corp. *	83,200	913

Montpelier Re Holdings Ltd.	60,264	1,013

Navigators Group, Inc. *	114,733	4,512

Phoenix (The) Cos., Inc. *	278,872	675

Platinum Underwriters Holdings Ltd.	94,100	3,489

PMA Capital Corp., Class A *	121,140	744

ProAssurance Corp. *	150,000	8,781

Radian Group, Inc.	63,100	987

RLI Corp.	48,000	2,737

Safety Insurance Group, Inc.	63,045	2,375

SeaBright Insurance Holdings, Inc.	169,373	1,865

Selective Insurance Group, Inc.	374,509	6,217

State Auto Financial Corp.	41,386	743

United America Indemnity Ltd., Class A *	4,658	45

United Fire & Casualty Co.	63,878	1,149

Unitrin, Inc.	39,555	1,109

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 97.6% – continued

Insurance – 6.6% continued

Universal American Corp. *	120,768	$1,860

Validus Holdings Ltd.	53,639	1,477
Zenith National Insurance Corp.	175,712	6,733
		97,002

Internet – 1.0%

Digital River, Inc. *	23,308	706

Earthlink, Inc.	93,700	800

Infospace, Inc. *	96,393	1,065

Internet Brands, Inc., Class A *	66,069	609

PC-Tel, Inc. *	98,758	611

RealNetworks, Inc. *	225,674	1,090

SonicWALL, Inc. *	190,024	1,651

TIBCO Software, Inc. *	689,657	7,442
United Online, Inc.	122,053	913
		14,887

Investment Companies – 0.8%

Allied Capital Corp.	157,500	783

American Capital Ltd. *	158,900	807

Apollo Investment Corp.	233,190	2,969

Ares Capital Corp.	8,100	120

BlackRock Kelso Capital Corp.	7,600	76

Hercules Technology Growth Capital, Inc.	161,958	1,715

Medallion Financial Corp.	61,327	488

MVC Capital, Inc.	151,179	2,051
Prospect Capital Corp.	244,277	2,968
		11,977

Iron/Steel – 0.4%

Carpenter Technology Corp.	75,520	2,764

China Precision Steel, Inc. *	177,388	372

General Steel Holdings, Inc. *	158,221	650

Schnitzer Steel Industries, Inc., Class A	2,700	142
Universal Stainless & Alloy *	102,781	2,466
		6,394

Leisure Time – 0.6%

Callaway Golf Co.	575,183	5,073
Life Time Fitness, Inc. *	151,461	4,256
		9,329

Lodging – 0.5%

Gaylord Entertainment Co. *	109,297	3,201
Marcus Corp.	270,179	3,510
		6,711

See Notes to the Financial Statements.

EQUITY FUNDS	98	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2010

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 97.6% – continued

Machinery – Diversified – 1.5%

Albany International Corp., Class A	114,454	$2,464

Altra Holdings, Inc. *	122,360	1,680

Briggs & Stratton Corp.	248,273	4,841

Cascade Corp.	76,249	2,456

Chart Industries, Inc. *	57,593	1,152

Cognex Corp.	90,819	1,679

Columbus McKinnon Corp. *	160,223	2,543

Gerber Scientific, Inc. *	261,734	1,625

Hurco Cos., Inc. *	15,071	254

Intevac, Inc. *	131,910	1,823
NACCO Industries, Inc., Class A	28,773	2,134
		22,651

Media – 0.5%

Crown Media Holdings, Inc., Class A *	186,240	358

Journal Communications, Inc., Class A *	570,747	2,397
Scholastic Corp.	169,081	4,734
		7,489

Metal Fabrication/Hardware – 1.0%

A.M. Castle & Co. *	87,851	1,149

Circor International, Inc.	95,419	3,169

Haynes International, Inc.	36,015	1,280

Mueller Industries, Inc.	117,896	3,158

Northwest Pipe Co. *	35,266	771

Olympic Steel, Inc.	46,698	1,525
Worthington Industries, Inc.	245,830	4,250
		15,302

Mining – 1.0%

Brush Engineered Materials, Inc. *	144,648	3,265

Coeur d’Alene Mines Corp. *	196,144	2,938

Compass Minerals International, Inc.	71,300	5,720

General Moly, Inc. *	175,290	582
Hecla Mining Co. *	293,729	1,607
		14,112

Miscellaneous Manufacturing – 2.0%

American Railcar Industries, Inc.	165,150	2,008

Ameron International Corp.	77,384	4,867

Barnes Group, Inc.	166,963	3,247

Ceradyne, Inc. *	219,634	4,983

EnPro Industries, Inc. *	155,763	4,530

Federal Signal Corp.	232,696	2,097

Griffon Corp. *	144,340	1,798

Myers Industries, Inc.	252,509	2,646

Reddy Ice Holdings, Inc. *	41,900	194

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS –97.6% – continued

Miscellaneous Manufacturing – 2.0% continued

Standex International Corp.	73,953	$1,906
Tredegar Corp.	70,036	1,196
		29,472

Oil & Gas – 2.9%

Alon USA Energy, Inc.	160,607	1,164

Approach Resources, Inc. *	63,923	580

Berry Petroleum Co., Class A	138,952	3,913

Bill Barrett Corp. *	130,040	3,994

Clayton Williams Energy, Inc. *	57,662	2,017

Delek US Holdings, Inc.	282,156	2,054

Georesources, Inc. *	54,321	829

GMX Resources, Inc. *	69,475	571

Gran Tierra Energy, Inc. *	503,586	2,971

Parker Drilling Co. *	505,800	2,494

Penn Virginia Corp.	135,502	3,320

Petroleum Development Corp. *	113,879	2,639

Precision Drilling Trust *	14,353	110

Rosetta Resources, Inc. *	200,119	4,713

St. Mary Land & Exploration Co.	57,643	2,007

Stone Energy Corp. *	176,300	3,129

Swift Energy Co. *	145,638	4,477
Vaalco Energy, Inc.	206,089	1,018
		42,000

Oil & Gas Services – 1.7%

Cal Dive International, Inc. *	227,702	1,669

Complete Production Services, Inc. *	77,000	889

Geokinetics, Inc. *	9,073	65

Hornbeck Offshore Services, Inc. *	166,962	3,101

Key Energy Services, Inc. *	171,448	1,637

Natural Gas Services Group, Inc. *	48,875	776

Newpark Resources, Inc. *	484,557	2,544

Oil States International, Inc. *	88,503	4,013

SEACOR Holdings, Inc. *	12,012	969

Superior Well Services, Inc. *	77,601	1,038

T.G.C. Industries, Inc. *	82,922	335

T-3 Energy Services, Inc. *	170,204	4,180

Union Drilling, Inc. *	227,762	1,403
Willbros Group, Inc. *	161,871	1,944
		24,563

Packaging & Containers – 0.2%

Bway Holding Co. *	4,100	82

Graphic Packaging Holding Co. *	2,528	9

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	99	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP VALUE FUND continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 97.6% – continued

Packaging & Containers – 0.2% continued
Rock-Tenn Co., Class A	51,781	$2,360
		2,451

Pharmaceuticals – 0.6%

Adolor Corp. *	322,923	581

Caraco Pharmaceutical Laboratories Ltd. *	337,509	2,022

Nutraceutical International Corp. *	70,829	1,058
Viropharma, Inc. *	406,801	5,545
		9,206

Pipelines – 0.3%

Crosstex Energy, Inc. *	194,779	1,693

Enbridge Energy Management LLC *	42,982	2,194

Enbridge Energy Management LLC - Fractional Shares (1) *	680,212	–
Kinder Morgan Management LLC - Fractional Shares (1) *	18,836	–
		3,887

Real Estate – 0.2%

Avatar Holdings, Inc. *	56,234	1,222
W.P. Carey & Co. LLC	45,533	1,338
		2,560

Real Estate Investment Trusts – 8.9%

Acadia Realty Trust	58,885	1,052

Agree Realty Corp.	34,544	790

Alexandria Real Estate Equities, Inc.	44,368	2,999

Anthracite Capital, Inc. *	890,200	14

Anworth Mortgage Asset Corp.	114,100	769

BioMed Realty Trust, Inc.	567,876	9,393

Capstead Mortgage Corp.	181,097	2,166

CBL & Associates Properties, Inc.	231,150	3,167

Cedar Shopping Centers, Inc.	415,964	3,290

Colonial Properties Trust	74,593	961

Corporate Office Properties Trust	35,703	1,433

DiamondRock Hospitality Co. *	209,769	2,121

Duke Realty Corp.	190,712	2,365

Entertainment Properties Trust	103,424	4,254

Equity One, Inc.	258,783	4,888

Extra Space Storage, Inc.	608,182	7,712

First Industrial Realty Trust, Inc. *	153,900	1,194

First Potomac Realty Trust	229,845	3,455

Franklin Street Properties Corp.	190,244	2,745

Gramercy Capital Corp. *	303,610	847

Hatteras Financial Corp.	29,089	750

Healthcare Realty Trust, Inc.	107,610	2,506

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 97.6% – continued

Real Estate Investment Trusts – 8.9% continued

Highwoods Properties, Inc.	118,795	$3,769

Home Properties, Inc.	56,910	2,663

Investors Real Estate Trust	67,495	609

Kilroy Realty Corp.	18,400	567

Kite Realty Group Trust	288,879	1,366

LaSalle Hotel Properties	190,659	4,442

LTC Properties, Inc.	165,814	4,487

Medical Properties Trust, Inc.	654,549	6,860

MFA Financial, Inc.	159,198	1,172

National Health Investors, Inc.	124,132	4,811

National Retail Properties, Inc.	442,283	10,097

NorthStar Realty Finance Corp.	679,101	2,859

Parkway Properties, Inc.	106,622	2,002

Pennsylvania Real Estate Investment Trust	111,253	1,387

Post Properties, Inc.	78,680	1,733

Ramco-Gershenson Properties Trust	155,621	1,752

Redwood Trust, Inc.	195,300	3,012

SL Green Realty Corp.	65,010	3,723

Sovran Self Storage, Inc.	161,891	5,644

Strategic Hotels & Resorts, Inc. *	342,942	1,457

Washington Real Estate Investment Trust	139,306	4,256
Weingarten Realty Investors	111,997	2,415
		129,954

Retail – 6.2%

Asbury Automotive Group, Inc. *	114,851	1,528

Bob Evans Farms, Inc.	107,166	3,313

Brown Shoe Co., Inc.	69,050	1,069

Cabela’s, Inc. *	167,387	2,928

Cash America International, Inc.	186,894	7,379

Charming Shoppes, Inc. *	247,710	1,352

Collective Brands, Inc. *	233,808	5,317

Cracker Barrel Old Country Store, Inc.	70,985	3,292

Dillard’s, Inc., Class A	294,029	6,939

Dress Barn, Inc. *	225,867	5,909

DSW, Inc., Class A *	47,804	1,220

Einstein Noah Restaurant Group, Inc. *	43,752	532

Fred’s, Inc., Class A	233,455	2,797

Genesco, Inc. *	85,031	2,637

Group 1 Automotive, Inc. *	25,342	807

Haverty Furniture Cos., Inc.	62,036	1,012

HOT Topic, Inc. *	171,088	1,112

Jo-Ann Stores, Inc. *	12,827	538

Kenneth Cole Productions, Inc., Class A *	60,454	774

Landry’s Restaurants, Inc. *	202,010	3,620

See Notes to the Financial Statements.

EQUITY FUNDS	100	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2010

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 97.6% – continued

Retail – 6.2% – continued

Luby’s, Inc. *	187,439	$739

Men’s Wearhouse (The), Inc.	284,729	6,816

Pantry (The), Inc. *	120,323	1,503

PC Connection, Inc. *	153,769	953

Red Robin Gourmet Burgers, Inc. *	84,569	2,067

Regis Corp.	399,083	7,455

Retail Ventures, Inc. *	440,214	4,186

Rush Enterprises, Inc., Class A *	213,384	2,819

Shoe Carnival, Inc. *	35,007	800

Sonic Automotive, Inc., Class A *	416,724	4,584

Sport Supply Group, Inc.	35,825	481

Stage Stores, Inc.	121,491	1,870

Systemax, Inc.	100,731	2,190
Zale Corp. *	113,400	311
		90,849

Savings & Loans – 2.3%

Abington Bancorp, Inc.	126,048	996

Astoria Financial Corp.	5,400	78

BankFinancial Corp.	59,331	544

Berkshire Hills Bancorp, Inc.	77,797	1,426

Dime Community Bancshares	225,757	2,851

First Financial Holdings, Inc.	119,614	1,801

First Niagara Financial Group, Inc.	59,425	845

Flushing Financial Corp.	280,130	3,547

NewAlliance Bancshares, Inc.	300,164	3,788

Northwest Bancshares, Inc.	85,216	1,000

OceanFirst Financial Corp.	43,990	500

People’s United Financial, Inc.	154,190	2,412

Provident Financial Services, Inc.	306,140	3,643

Provident New York Bancorp	231,221	2,192

United Financial Bancorp, Inc.	67,625	945

Washington Federal, Inc.	257,310	5,229
WSFS Financial Corp.	49,080	1,914
		33,711

Semiconductors – 1.7%

Actel Corp. *	57,700	799

ATMI, Inc. *	63,582	1,228

Brooks Automation, Inc. *	490,606	4,327

Cabot Microelectronics Corp. *	44,240	1,674

Cohu, Inc.	87,149	1,200

Emulex Corp. *	186,376	2,475

GSI Technology, Inc. *	95,942	447

Lattice Semiconductor Corp. *	612,261	2,247

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 97.6% – continued

Semiconductors – 1.7% – continued

Microtune, Inc. *	333,973	$912

MKS Instruments, Inc. *	181,672	3,559

Omnivision Technologies, Inc. *	197,168	3,387

Pericom Semiconductor Corp. *	104,201	1,116

Sigma Designs, Inc. *	111,661	1,310
Silicon Image, Inc. *	209,652	633
		25,314

Software – 1.8%

China Information Security Technology, Inc. *	133,175	673

Digi International, Inc. *	213,603	2,273

DivX, Inc. *	117,914	844

infoGROUP, Inc. *	160,369	1,251

JDA Software Group, Inc. *	254,165	7,071

Lawson Software, Inc. *	633,942	4,190

Quest Software, Inc. *	160,477	2,855

Schawk, Inc.	141,692	2,569

Seachange International, Inc. *	100,298	720

SYNNEX Corp. *	120,920	3,574
Take-Two Interactive Software, Inc. *	95,500	941
		26,961

Storage/Warehousing – 0.2%
Mobile Mini, Inc. *	189,996	2,943

Telecommunications – 1.9%

Adaptec, Inc. *	228,331	746

Aviat Networks, Inc. *	118,060	783

Black Box Corp.	81,227	2,499

CPI International, Inc. *	34,210	454

EMS Technologies, Inc. *	85,089	1,412

Extreme Networks, Inc. *	254,044	780

Fairpoint Communications, Inc. *	343,375	10

General Communication, Inc., Class A *	47,175	272

Globecomm Systems, Inc. *	109,044	839

Iowa Telecommunications Services, Inc.	62,054	1,036

MasTec, Inc. *	106,604	1,344

Netgear, Inc. *	60,127	1,569

Oplink Communications, Inc. *	73,489	1,362

Plantronics, Inc.	79,538	2,488

Premiere Global Services, Inc. *	266,562	2,202

Shenandoah Telecommunications Co.	30,875	580

Sycamore Networks, Inc.	77,407	1,557

Syniverse Holdings, Inc. *	204,140	3,975

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	101	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP VALUE FUND continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 97.6% – continued

Telecommunications – 1.9% – continued
Tekelec *	188,498	$3,423
		27,331

Textiles – 0.9%

G&K Services, Inc., Class A	220,725	5,712
Unifirst Corp.	155,292	7,998
		13,710

Toys, Games & Hobbies – 0.3%

Jakks Pacific, Inc. *	259,436	3,386
RC2 Corp. *	64,800	970
		4,356

Transportation – 2.7%

Arkansas Best Corp.	208,069	6,217

Bristow Group, Inc. *	139,121	5,249

Eagle Bulk Shipping, Inc. *	361,012	1,917

Genco Shipping & Trading Ltd. *	136,760	2,887

General Maritime Corp.	136,930	985

Gulfmark Offshore, Inc., Class A *	163,801	4,349

Nordic American Tanker Shipping	71,198	2,155

Overseas Shipholding Group, Inc.	68,625	2,692

PHI, Inc. N.V. *	49,485	1,048

Saia, Inc. *	70,490	978

Ship Finance International Ltd.	163,919	2,911
Werner Enterprises, Inc.	331,285	7,676
		39,064

Trucking & Leasing – 0.4%

AMERCO, Inc. *	59,532	3,232

Tal International Group, Inc.	86,704	1,732
Willis Lease Finance Corp. *	29,439	465
		5,429
Total Common Stocks
(Cost $1,326,396)		1,429,289

CONVERTIBLE PREFERRED STOCKS – 0.0%

Healthcare – Products – 0.0%

Inverness Medical Innovations, Inc., 3.00% *	3,070	812
Total Convertible Preferred Stocks
(Cost $723)		812

	NUMBER OF SHARES	VALUE (000S)
OTHER – 0.0%

Escrow DLB Oil & Gas (1) *	2,100	$–
Total Other
(Cost $–)		–

	NUMBER OF WARRANTS	VALUE (000S)
WARRANTS – 0.0%
American Satellite Network (1) *	255	$–
Total Warrants
(Cost $–)		–

	NUMBER OF SHARES	VALUE (000S)
INVESTMENT COMPANIES – 2.0%
Northern Institutional Funds – Diversified Assets Portfolio (2) (3)	28,740,599	$28,741
Total Investment Companies
(Cost $28,741)		28,741

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
SHORT-TERM INVESTMENTS – 0.2%
U.S. Treasury Bill, 0.11%, 5/6/10(4)	$3,355	$3,355
Total Short-Term Investments
(Cost $3,355)		3,355

Total Investments – 99.8%
(Cost $1,359,215)		1,462,197
Other Assets less Liabilities – 0.2%		2,285
NET ASSETS – 100.0%		$1,464,482

(1)	Security has been deemed worthless by the Northern Trust Global Invest-ments Valuation Committee.
(2)	Investment in affiliated Portfolio. Northern Trust Investments, N.A. is an investment adviser of the Fund and an investment adviser to the Northern Institutional Funds.
(3)	The Fund had approximately $28,741,000 of net purchases in the Diversified Assets Portfolio of the Northern Institutional Funds during the fiscal year ended March 31, 2010.
(4)	Security pledged as collateral to cover margin requirements for open futures contracts.

*	Non-Income Producing Security

See Notes to the Financial Statements.

EQUITY FUNDS	102	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2010

Percentages shown are based on Net Assets.

At March 31, 2010, the Small Cap Value Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAIN (000S)
S&P 500 E-Mini	210	$12,235	Long	6/10	$211
Russell 2000 Mini	269	18,214	Long	6/10	193

Total					$404

At March 31, 2010, the Industry Sectors (Unaudited) for the Small Cap Value Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	13.3%
Consumer Staples	2.5
Energy	6.5
Financials	32.0
Health Care	5.9
Industrials	16.7
Information Technology	10.9
Materials	7.1
Telecommunication Services	0.6
Utilities	4.5

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Small Cap Value Fund’s investments and other financial instruments, which are carried at fair value, as of March 31, 2010:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Common Stocks	$1,429,289(1)	$–	$–	$1,429,289
Convertible Preferred Stocks	812	–	–	812
Investment Companies	28,741	–	–	28,741

Short-Term Investments	$–	$3,355	$–	$3,355

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Total Investments	$1,458,842	$3,355	$–	$1,462,197
Other Financial Instruments *	$404	$–	$–	$404

(1)	Classifications as defined in the Schedule of Investments.

*	Other financial instruments include futures and forwards, if applicable.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	103	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP VALUE FUND continued	MARCH 31, 2010

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	BALANCE AS OF 3/31/09 (000S)	NET REALIZED GAIN(LOSS) (000S)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) (000S)	NET PURCHASES (SALES) (000S)	NET TRANSFERS IN AND/OR OUT OF LEVEL 3 (000S)	BALANCE AS OF 3/31/10 (000S)
Rights	$17	$–	$(17)	$–	$–	$–

See Notes to the Financial Statements.

EQUITY FUNDS	104	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

TECHNOLOGY FUND	MARCH 31, 2010

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 99.2%

Aerospace/Defense – 1.1%
Raytheon Co.	15,804	$903

Biotechnology – 4.7%

Celgene Corp. *	18,025	1,117

Gilead Sciences, Inc. *	25,858	1,176

Life Technologies Corp. *	16,285	851
Vertex Pharmaceuticals, Inc. *	15,680	641
		3,785

Commercial Services – 1.1%

SuccessFactors, Inc. *	47,017	895

Computers – 29.4%

3PAR, Inc. *	56,384	564

Accenture PLC, Class A	27,072	1,136

Apple, Inc. *	17,270	4,057

Brocade Communications Systems, Inc. *	245,088	1,399

Cognizant Technology Solutions Corp., Class A *	20,722	1,056

Compellent Technologies, Inc. *	25,867	454

EMC Corp. *	100,722	1,817

Hewlett-Packard Co.	49,722	2,643

International Business Machines Corp.	12,481	1,601

Isilon Systems, Inc. *	72,012	620

MICROS Systems, Inc. *	55,632	1,829

NetApp, Inc. *	78,547	2,558

Research In Motion Ltd. *	12,524	926

Riverbed Technology, Inc. *	22,047	626

SanDisk Corp. *	34,553	1,197

Seagate Technology *	51,716	944
STEC, Inc. *	33,985	407
		23,834

Electronics – 2.8%

Cogent, Inc. *	65,827	671

Thermo Fisher Scientific, Inc. *	16,702	859
Waters Corp. *	11,437	773
		2,303

Entertainment – 1.2%

International Game Technology	51,160	944

Healthcare – Products – 2.9%

Intuitive Surgical, Inc. *	2,296	799

Medtronic, Inc.	20,035	902
Thoratec Corp. *	18,854	631
		2,332

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 99.2% – continued

Internet – 14.2%

Amazon.com, Inc. *	9,471	$1,286

Blue Coat Systems, Inc. *	21,294	661

F5 Networks, Inc. *	20,217	1,244

Google, Inc., Class A *	4,742	2,689

GSI Commerce, Inc. *	41,528	1,149

j2 Global Communications, Inc. *	52,346	1,225

McAfee, Inc. *	38,611	1,549

TIBCO Software, Inc. *	64,777	699
VeriSign, Inc. *	39,617	1,030
		11,532

Semiconductors – 12.3%

Analog Devices, Inc.	40,789	1,176

Applied Materials, Inc.	66,616	898

Broadcom Corp., Class A	28,991	962

Intel Corp.	79,398	1,767

KLA-Tencor Corp.	20,667	639

Microchip Technology, Inc.	22,989	647

National Semiconductor Corp.	92,011	1,330

Taiwan Semiconductor Manufacturing Co. Ltd. ADR	78,739	826

Texas Instruments, Inc.	43,849	1,073
Xilinx, Inc.	26,370	672
		9,990

Software – 19.6%

Activision Blizzard, Inc.	119,609	1,442

Adobe Systems, Inc. *	58,058	2,054

BMC Software, Inc. *	33,355	1,268

Cerner Corp. *	17,841	1,518

Check Point Software Technologies *	43,804	1,536

CommVault Systems, Inc. *	29,387	627

Double-Take Software, Inc. *	46,350	413

Microsoft Corp.	31,921	934

Open Text Corp. *	18,152	862

Oracle Corp.	82,694	2,124

Red Hat, Inc. *	43,685	1,279
Sybase, Inc. *	39,603	1,846
		15,903

Telecommunications – 9.9%

Amdocs Ltd. *	45,775	1,378

Cisco Systems, Inc. *	82,851	2,157

Juniper Networks, Inc. *	26,177	803

Polycom, Inc. *	44,613	1,364

QUALCOMM, Inc.	35,558	1,493

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	105	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

TECHNOLOGY FUND continued	MARCH 31, 2010

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 99.2% – continued

Telecommunications – 9.9% – continued
Telefonaktiebolaget LM Ericsson ADR	80,074	$835
		8,030
Total Common Stocks
(Cost $63,499)		80,451

INVESTMENT COMPANIES – 0.9%
Northern Institutional Funds - Diversified Assets Portfolio (1) (2)	702,760	$703
Total Investment Companies
(Cost $703)		703

Total Investments – 100.1%
(Cost $64,202)		81,154
Liabilities less Other Assets – (0.1)%		(100)
NET ASSETS – 100.0%		$81,054

(1)	Investment in affiliated Portfolio. Northern Trust Investments, N.A. is an investment adviser of the Fund and an investment adviser to the Northern Institutional Funds.
(2)	The Fund had approximately $703,000 of net purchases in the Diversified Assets Portfolio of Northern Institutional Funds during the fiscal year ended March 31, 2010.

*	Non-Income Producing Security

Percentages shown are based on Net Assets.

At March 31, 2010, the industry sectors (unaudited) for the Technology Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Aerospace & Defense	1.1%
Biotechnology	3.6
Communications Equipment	14.3
Computers & Peripherals	21.0
Electrical Equipment, Instruments & Components	0.8
Health Care Equipment & Supplies	2.9
Health Care Technology	1.9
Hotels, Restaurants & Leisure	1.2
Internet & Catalog Retail	1.6
Internet Software & Services	8.6
IT Services	4.4
Life Science Tools & Services	3.1
Semiconductors & Semiconductor Equipment	12.4
Software	23.1

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities or other financial instruments, if any. Following is a summary of the inputs used in valuing the Technology Fund’s investments, which are carried at fair value, as of March 31, 2010:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Common Stocks	$80,451(1)	$–	$–	$80,451
Investment Companies	703	–	–	703
Total Investments	$81,154	$–	$–	$81,154

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

EQUITY FUNDS	106	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

NOTES TO THE FINANCIAL STATEMENTS	MARCH 31, 2010

1. ORGANIZATION

Northern Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust includes 44 portfolios as of March 31, 2010, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Emerging Markets Equity, Enhanced Large Cap, Growth Equity, Income Equity, International Growth Equity, Large Cap Value, Mid Cap Growth, Select Equity, Small Cap Core (formerly known as Small Cap Growth), Small Cap Value and Technology Funds (each a “Fund” and collectively, the “Funds”) are separate, diversified investment portfolios of the Trust. Each of the Funds is presented herein. On February 17, 2010, the Small Cap Growth Fund was renamed the Small Cap Core Fund as a result of a change in its principal investment strategy.

Northern Trust Investments, N.A. (“NTI”) and Northern Trust Global Investments Limited (“NTGIL”), each a subsidiary of The Northern Trust Company (“Northern Trust”), serve jointly as the investment advisers for the International Growth Equity Fund. NTI serves as the investment adviser for each of the other Funds. Northern Trust serves as the custodian, fund accountant and transfer agent for the Trust. NTI serves as the Trust’s administrator. Northern Funds Distributors, LLC is the Trust’s distributor.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles or “GAAP.” The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

A) VALUATION OF SECURITIES AND CONTRACTS Securities are valued at their fair value. Securities traded on U.S. securities exchanges or in the NASDAQ National Market System are principally valued at the regular trading session closing price (generally, 3:00 p.m. Central time) on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the NASDAQ National Market System are also generally valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities. Such prices may be determined taking into account securities prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities.

The values of securities of foreign issuers are generally based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities.

Shares of open-end investment companies are valued at net asset value (“NAV”). Spot and forward foreign currency exchange contracts are generally valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker-provided prices, as are swaps, caps, collars and floors. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments are valued at amortized cost, which the investment advisers have determined, pursuant to the Board of Trustees’ authorization, approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by the investment advisers under the supervision of the Board of Trustees. The Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of market values normally used by a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance. This may occur particularly with respect to certain foreign securities held by a Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Fund’s NAV is calculated. The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) FUTURES CONTRACTS Each Fund may invest in long or short futures contracts for hedging purposes, to increase total return (i.e., for speculative purposes) or to maintain liquidity. When used as a hedge, a Fund may sell a futures contract in order to offset a

NORTHERN FUNDS ANNUAL REPORT	107	EQUITY FUNDS

EQUITY FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

decrease in the market value of its portfolio securities that might otherwise result from a market decline. The Fund bears the market risk arising from changes in the value of these financial instruments. At the time a Fund enters into a futures contract, it is generally required to make a margin deposit with the custodian of a specified amount of liquid assets. Futures are marked to market each day with the change in value reflected in the unrealized gains or losses. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. Credit risk is mitigated to the extent that the exchange on which a particular futures contract is traded assumes the risk of a counterparty defaulting on its obligations under the contract. The Statements of Operations reflect gains or losses, if any, as realized for closed futures contracts and as unrealized for open futures contracts.

At March 31, 2010, the Enhanced Large Cap, Small Cap Core and Small Cap Value Funds had entered into exchange-traded long futures contracts. The aggregate market value of assets pledged to cover margin requirements for open positions was approximately $100,000, $275,000 and $3,355,000, respectively. The Emerging Markets Equity Fund had entered into exchange-traded long futures contracts at March 31, 2010. The aggregate value of cash and foreign currencies to cover margin requirements for open positions was approximately $135,000 and $604,000, respectively. Further information on how these positions impact the financial statements can be found in Note 9.

C) OPTIONS CONTRACTS Each Fund may buy put options and call options and write covered call options and secured put options for hedging purposes or to earn additional income. When used as a hedge, a Fund may enter into option contracts in order to hedge against adverse price movements of securities which a Fund intends to trade upon. These options may relate to particular securities, foreign and domestic securities indices, financial instruments or foreign currencies. The gains or losses on purchased options contracts are included with net realized and unrealized gains (losses) on investments. The gains or losses on written options contracts are included with net realized and unrealized gains (losses) on written options.

The risks associated with purchasing an option include risk of loss of premium, change in market value and counterparty non-performance under the contract. Credit risk is mitigated to the extent that the exchange on which a particular options contract is traded assumes the risk of a counterparty defaulting on its obligations under the contract. Put and call options purchased are accounted for in the same manner as Fund securities.

The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

In writing an option, a Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by a Fund could result in a Fund selling or buying a security or currency at a price different from the current market value. Further information on how these positions impact the financial statements can be found in Note 9.

Transactions in options written by the Growth Equity Fund during the fiscal year ended March 31, 2010, were as follows:

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED (000s)
Options outstanding at March 31, 2009	1,353	$ 47
Options written	4,639	194
Options expired or closed	(3,840)	(150)
Options exercised	(1,938)	(83)
Options outstanding at March 31, 2010	214	$ 8

D) FOREIGN CURRENCY TRANSLATIONS Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot rates on the New York exchange normally at approximately 3:00 p.m. Central time. The cost of purchases and proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gains or losses, if any, on investments resulting from changes in foreign exchange rates are included in the Statements of Operations with net realized and unrealized gains (losses) on investments. The realized gains or losses, if any, on translations of other assets and liabilities denominated in foreign currencies are included in foreign currency transactions on the Statements of Operations.

E) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS Certain Funds are authorized to enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge against either specific transactions or portfolio positions, or as a cross-hedge transaction or for speculative purposes. The objective of a Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of a Fund’s foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All forward foreign currency exchange contracts are “marked-to-market” daily at the applicable exchange rates and any resulting unrealized gains or losses are recorded in the financial statements. A Fund records realized gains or losses at the time the forward foreign currency exchange contract is offset by entering into a closing transaction with the same counterparty or is extinguished by delivery of the currency.

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EQUITY FUNDS

MARCH 31, 2010

Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Funds bear the market risk from changes in foreign currency exchange rates and the credit risk if the counterparty to the contract fails to perform. The Statements of Operations reflect realized gains or losses, if any, in foreign currency transactions and unrealized gains or losses in forward foreign currency exchange contracts. Further information on how these positions impact the financial statements can be found in Note 9.

Certain Funds may invest in emerging market securities. Additional risks are involved when a Fund invests its assets in countries with emerging economies or securities markets. These countries generally are located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central America, South America and Africa. Political and economic structures in many of these countries may lack the social, political and economic stability characteristics of more developed countries. In general, the securities markets of these countries are less liquid, subject to greater price volatility and have smaller market capitalizations. As a result, the risks presented by investments in these countries are heightened.

F) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. The interest rates reflected in the Schedules of Investments represent either the stated coupon rate, annualized yield on date of purchase for discount notes, the current reset rate for floating rate securities or, for interest-only or principal-only securities, the current effective yield. Dividend income is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available.

G) EXPENSES Each Fund is charged for those expenses that are directly attributable to that Fund. Expenses incurred which do not specifically relate to an individual Fund are allocated among all Funds in the Trust in proportion to each Fund’s relative net assets.

H) REDEMPTION FEES The Emerging Markets Equity and International Growth Equity Funds charge a 2 percent redemption fee on the redemption of shares (including by exchange) held for 30 days or less. For the purpose of applying the fee, the Funds use a first-in, first-out (“FIFO”) method so that shares held longest are treated as being redeemed first and shares held shortest are treated as being redeemed last. The redemption fee is paid to the Funds and is intended to offset the trading, market impact and other costs associated with short-term money movements in and out of the Funds. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing. The redemption fee does not apply to certain types of redemptions as described in the Funds’ prospectus.

Redemption fees for the fiscal year ended March 31, 2010 were approximately $1,000 and less than $500 for the Emerging Markets Equity and International Growth Equity Funds, respectively. These amounts are included in “Proceeds from Shares Sold” in Note 8 — Capital Share Transactions. The impact from redemption fees paid to each Fund was less than $0.001 per share.

I) DISTRIBUTIONS TO SHAREHOLDERS Distributions of dividends from net investment income, if any, are declared and paid as follows:

DECLARATION AND PAYMENT FREQUENCY
Emerging Markets Equity	Annually
Enhanced Large Cap	Quarterly
Growth Equity	Quarterly
Income Equity	Monthly
International Growth Equity	Annually
Large Cap Value	Annually
Mid Cap Growth	Quarterly
Select Equity	Annually
Small Cap Core	Annually
Small Cap Value	Annually
Technology	Annually

Distributions of net realized capital gains, if any, are declared and paid at least annually. Income dividends and capital gains distributions are determined in accordance with federal income tax regulations. Such amounts may differ from income and capital gains recorded in accordance with GAAP. The Funds may periodically make reclassifications among certain capital accounts to reflect differences between financial reporting and federal income tax basis distributions. The reclassifications are reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and GAAP. The

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NOTES TO THE FINANCIAL STATEMENTS continued

reclassifications may relate to net operating losses, Section 988 currency gains, PFICs gains and losses, recharacterization of dividends received from investments in REITs, expired capital loss carryforwards, and gain or loss on in-kind transactions. These reclassifications have no impact on the total net assets or the net asset values of the Funds. At March 31, 2010, the following reclassifications were recorded:

Amounts in thousands	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED UNDISTRIBUTED NET REALIZED GAINS (LOSSES)	CAPITAL STOCK
Emerging Markets Equity	$(608)	$608	$ —
Enhanced Large Cap	(1)	1	—
International Growth Equity	1,024	(2,852)	1,828
Mid Cap Growth	560	11,409	(11,969)
Select Equity	12	—	(12)
Small Cap Core (1)	256	129,321	(129,577)
Small Cap Value	(313)	313	—
Technology	422	606,693	(607,115)

(1)	Formerly known as Small Cap Growth Fund.

J) FEDERAL INCOME TAXES No provision for federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

For the period subsequent to October 31, 2009, through the fiscal year ended March 31, 2010, the following Funds incurred net capital losses and/or Section 988 net currency losses which each Fund intends to treat as having been incurred in the following fiscal year:

Amounts in thousands
Emerging Markets Equity	$620
Enhanced Large Cap	156
International Growth Equity	3,453
Large Cap Value	355
Small Cap Value	853
Technology	528

At March 31, 2010, the capital loss carryforwards for U.S. federal income tax purposes and their respective years of expiration were as follows:

Amounts in thousands	MARCH 31, 2011		MARCH 31, 2012	MARCH 31, 2017	MARCH 31, 2018
Emerging Markets Equity	$ —		$ —	$21,905	$101,299
Enhanced Large Cap	—		—	13,785	9,392
Growth Equity	—		—	18,316	40,723
Income Equity	—		—	362	31,847
International Growth Equity	5,386	*	—	13,514	154,278
Large Cap Value	—		—	67,102	61,413
Mid Cap Growth	43,006		—	23,156	19,316
Select Equity	65,252		—	12,709	20,105
Small Cap Core	28,257		—	6,219	1,353
Small Cap Value	—		—	26,641	94,005
Technology	219,021	*	21,097	6,315	10,853

*	Amounts include acquired capital loss carryforwards, which may be limited under current tax laws, expiring in varying amounts through March 31, 2011.

The Funds in the above table may offset future capital gains with these capital loss carryforwards.

At March 31, 2010, the tax components of undistributed net investment income, undistributed realized gains and unrealized gains were as follows:

	UNDISTRIBUTED
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	UNREALIZED GAINS (LOSSES)
Emerging Markets Equity	$5,336	$ —	$178,436
Enhanced Large Cap	10	—	2,130
Growth Equity	25	—	20,175
Income Equity	513	—	12,418
International Growth Equity	2,281	—	28,550
Large Cap Value	1,276	—	26,271
Mid Cap Growth	—	—	27,147
Select Equity	—	—	13,613
Small Cap Core	—	—	3,163
Small Cap Value	1,839	—	100,423
Technology	—	—	15,674

*	Ordinary income includes taxable discount income and short-term capital gains, if any.

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MARCH 31, 2010

The taxable character of distributions paid during the fiscal year ended March 31, 2010, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Emerging Markets Equity	$12,000	$ —
Enhanced Large Cap	396	—
Growth Equity	1,404	—
Income Equity	5,970	—
International Growth Equity	7,000	—
Large Cap Value	4,600	—
Select Equity	300	—
Small Cap Value	10,900	—

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The taxable character of distributions paid during the fiscal year ended March 31, 2009, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Emerging Markets Equity	$8,000	$ 4,336
Enhanced Large Cap	851	—
Growth Equity	2,926	—
Income Equity	11,918	—
International Growth Equity	14,000	24,376
Large Cap Value	9,400	—
Select Equity	510	—
Small Cap Value	11,559	—

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

As of March 31, 2010, no Fund had uncertain tax positions that would require financial statement recognition or disclosure. The Funds’ federal tax returns filed for the fiscal years ended March 31, 2007 through March 31, 2009 remain subject to examination by the Internal Revenue Service.

3. SERVICE PLAN

The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions (“Service Organizations”) under which the Service Organizations agree to provide certain administrative support services and, in some cases, personal and account maintenance services for their customers, who are beneficial owners of shares of the Funds. As compensation for services provided pursuant to the Service Plan, the Service Organizations receive a fee at an annual rate of up to 0.25 percent of the average daily net assets of the Funds beneficially owned by their customers.

These are included in the Statements of Operations under shareholder servicing fees for the fiscal year ended March 31, 2010.

4. BANK BORROWINGS

The Trust has entered into a $100,000,000 revolving bank credit agreement administered by Deutsche Bank AG for liquidity and other purposes. The interest rate charged under the agreement depends on the type of loan. For base rate loans, the interest rate is the sum of the applicable margin (either 0.75 percent or zero) and the highest of (i) 0.50 percent in excess of the Federal Funds Rate, (ii) 1.00 percent in excess of the Adjusted London Interbank Offered Rate (“LIBOR”) and (iii) the prime lending rate. For LIBOR loans, the interest rate is the sum of the applicable margin (0.75 percent) and the LIBOR then in effect. For an Interbank Offered Rate (“IBOR”) loan, the interest rate is the sum of the applicable margin (0.75 percent) and the IBOR then in effect. In addition, there is an annual commitment fee of 12 basis points on the unused portion of the credit line under the agreement, payable quarterly in arrears, which is included in Other expenses on the Statements of Operations. The agreement will expire on December 9, 2010, unless renewed.

At March 31, 2010, the Funds did not have any outstanding loans.

When utilized, the average dollar amounts of the borrowings and the weighted average interest rates for the fiscal year ended March 31, 2010 on these borrowings were:

Amounts in thousands	DOLLAR AMOUNT	RATE
Enhanced Large Cap	$869	1.14%
Growth Equity	507	1.10%
International Growth Equity	1,564	1.07%
Large Cap Value	380	1.12%
Mid Cap Growth	493	1.10%
Select Equity	217	1.14%
Small Cap Core	177	1.14%

5. INVESTMENT ADVISORY AND OTHER AGREEMENTS

As compensation for advisory services and assumption of related expenses, the investment advisers are entitled to receive a fee,

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EQUITY FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

calculated daily and payable monthly, at annual rates set forth in the following tables (expressed as a percentage of each Fund’s average daily net assets). During the fiscal year ended March 31, 2010, the investment advisers agreed to reimburse the Funds for certain expenses as shown on the accompanying Statements of Operations to adhere to the expense limitations set forth below.

The annual advisory fees and expense limitations for the Funds for the year ended March 31, 2010, were as follows:

	CONTRACTUAL
Fund	ANNUAL ADVISORY FEES	EXPENSE LIMITATIONS
Emerging Markets Equity	0.35%	0.80%
Enhanced Large Cap	0.30%	0.60%
Small Cap Core (1)	0.85%	1.00%
Small Cap Value	0.85%	1.00%

(1)

Formerly known as Small Cap Growth. Prior to February 17, 2010, the contractual rate for the Small Cap Core Fund was 1.00% for the first $1 billion, 0.94% for the next $1 billion and 0.90% for over $2 billion. The expense limitation prior to February 17, 2010 was 1.25%.

	CONTRACTUAL
Fund	FIRST $1 BILLION	NEXT $1 BILLION	OVER $2 BILLION	EXPENSE LIMITATIONS
Growth Equity	0.85%	0.80%	0.77%	1.00%
Income Equity	0.85%	0.80%	0.77%	1.00%
International Growth Equity	1.00%	0.94%	0.90%	1.25%
Large Cap Value	0.85%	0.80%	0.77%	1.10%
Mid Cap Growth	0.85%	0.80%	0.77%	1.00%
Select Equity	0.85%	0.80%	0.77%	1.00%
Technology	1.00%	0.94%	0.90%	1.25%

The reimbursements described above are voluntary and may be modified or terminated at any time.

As compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of 0.10 percent of the average daily net assets outstanding for the Funds.

For compensation as administrator, NTI is entitled to receive a fee, computed daily and payable monthly, at the annual rate of 0.15 percent of each Fund’s average daily net assets.

NTI also has a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Funds. NTI pays Northern Trust for its sub-administration services out of NTI’s administration fees.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Funds have entered into an expense off-set arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. Custodian credits, if any, are reflected in the Funds’ Statements of Operations.

Northern Funds Distributors, LLC, the distributor for the Funds, received no compensation from the Funds under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Funds. The Trust provides a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are included in Trustees fees on the Statements of Assets and Liabilities. Each Trustee’s account shall be deemed to be invested in shares of the Diversified Assets Portfolio and/or the Global Tactical Asset Allocation Portfolio of Northern Institutional Funds and/or at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed-income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

6. RELATED PARTY TRANSACTIONS

Each Fund currently invests uninvested cash in the Diversified Assets Portfolio (the “Portfolio”) of Northern Institutional Funds, an investment company which is advised by NTI, pursuant to the terms of an exemptive order issued by the Securities and Exchange Commission (“SEC”). Each Fund bears indirectly a proportionate share of the Portfolio’s operating expenses. These operating expenses include the advisory, administrative, transfer agency and custody fees that the Portfolio pays to NTI and/or its affiliates. The aggregate annual rate of advisory, administration, transfer agency and custody fees payable to the Investment Advisers and/or their affiliates on any assets invested in the Northern Institutional Diversified Assets Portfolio is 0.35 percent. NTI is currently reimbursing each of the Funds invested in the Portfolio for the advisory fees received by NTI from the

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EQUITY FUNDS

MARCH 31, 2010

Portfolio in respect of each Funds’ assets invested in the Portfolio. This reimbursement is included in Other income on the Statements of Operations. The exemptive order requires the Funds’ Board of Trustees to determine before a vote on the Advisory Agreement that the advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds are not for duplicative services.

7. INVESTMENT TRANSACTIONS

For the fiscal year ended March 31, 2010, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Funds were as follows:

	PURCHASES		SALES
Amounts in thousands	U.S. GOVERNMENT	OTHER	U.S. GOVERNMENT	OTHER
Emerging Markets Equity	$—	$846,538	$—	$103,906
Enhanced Large Cap	—	28,354	—	40,407
Growth Equity	—	104,584	—	146,031
Income Equity	—	71,178	—	67,299
International Growth Equity	—	126,184	—	156,583
Large Cap Value	—	69,389	—	163,008
Mid Cap Growth	—	167,826	—	202,018
Select Equity	—	120,960	—	137,073
Small Cap Core	—	77,624	—	85,027
Small Cap Value	—	459,598	—	393,690
Technology	—	35,200	—	41,475

The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and the timing of income recognition on investments in REIT’s and PFIC’s.

At March 31, 2010, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments (including the effects of foreign currency translation) and the cost basis of securities were as follows:

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET APPRECIATION DEPRECIATION	COST BASIS OF SECURITIES
Emerging Markets Equity	$212,473	$(34,037)	$178,436	$1,179,935
Enhanced Large Cap	2,749	(638)	2,111	22,936
Growth Equity	25,612	(5,437)	20,175	142,023
Income Equity	30,664	(18,246)	12,418	290,350
International Growth Equity	51,610	(23,060)	28,550	287,262
Large Cap Value	33,676	(7,404)	26,272	199,930
Mid Cap Growth	27,418	(271)	27,147	83,047
Select Equity	14,109	(496)	13,613	68,924
Small Cap Core	3,612	(471)	3,141	35,804
Small Cap Value	211,294	(111,274)	100,020	1,362,177
Technology	17,024	(1,349)	15,675	65,480

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NOTES TO THE FINANCIAL STATEMENTS continued

8. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended March 31, 2010 were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Emerging Markets Equity	92,141	$910,872	89	$949	(18,894)	$(182,093)	73,336	$729,728
Enhanced Large Cap	259	1,950	27	200	(2,081)	(14,370)	(1,795)	(12,220)
Growth Equity	1,762	19,806	69	772	(5,668)	(61,936)	(3,837)	(41,358)
Income Equity	8,807	87,656	333	3,304	(9,581)	(94,230)	(441)	(3,270)
International Growth Equity	12,867	94,675	173	1,325	(17,778)	(124,082)	(4,738)	(28,082)
Large Cap Value	3,395	27,586	266	2,330	(14,808)	(120,665)	(11,147)	(90,749)
Mid Cap Growth	855	10,606	—	—	(3,220)	(42,540)	(2,365)	(31,934)
Select Equity	394	6,753	13	244	(1,347)	(22,676)	(940)	(15,679)
Small Cap Core	525	5,146	—	—	(1,114)	(11,422)	(589)	(6,276)
Small Cap Value	40,843	453,513	804	9,812	(38,494)	(434,049)	3,153	29,276
Technology	811	8,429	—	—	(1,530)	(16,292)	(719)	(7,863)

Transactions in capital shares for the fiscal year ended March 31, 2009 were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Emerging Markets Equity	31,838	$269,464	606	$3,962	(37,940)	$(274,209)	(5,496)	$(783)
Enhanced Large Cap	1,253	8,971	48	346	(3,838)	(31,788)	(2,537)	(22,471)
Growth Equity	1,742	18,377	134	1,367	(10,070)	(113,172)	(8,194)	(93,428)
Income Equity	6,894	61,666	828	7,635	(15,230)	(147,713)	(7,508)	(78,412)
International Growth Equity	10,843	71,647	4,001	23,286	(56,216)	(432,842)	(41,372)	(337,909)
Large Cap Value	7,657	57,786	565	4,002	(28,944)	(252,736)	(20,722)	(190,948)
Mid Cap Growth	3,098	33,760	—	—	(3,969)	(49,456)	(871)	(15,696)
Select Equity	542	10,544	28	399	(2,236)	(38,290)	(1,666)	(27,347)
Small Cap Core (1)	1,305	11,744	—	—	(1,331)	(12,200)	(26)	(456)
Small Cap Value	75,586	880,928	984	9,977	(42,131)	(441,023)	34,439	449,882
Technology	793	7,176	—	—	(2,603)	(25,601)	(1,810)	(18,425)

(1)	Formerly known as Small Cap Growth Fund.

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MARCH 31, 2010

9. DERIVATIVE INSTRUMENTS

None of the derivatives held in the Funds have been designated as hedging instruments. Information concerning the types of derivatives in which the Funds invest, the objectives for using them and their related risks can be found in Note 2.

Below are the types of derivatives by location as presented in the Statements of Assets and Liabilities as of March 31, 2010:

Amounts in thousands		ASSETS			LIABILITIES
FUND NAME	DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	VALUE
Emerging Markets Equity	Equity contracts	Net unrealized appreciation	$132	*	Net unrealized depreciation	$(4	)*
Enhanced Large Cap	Equity contracts	Net unrealized appreciation	20	*	Net unrealized depreciation	—	*
Growth Equity	Equity contracts	Outstanding options written, at value	—		Outstanding options written, at value	(11)
Small Cap Core	Equity contracts	Net unrealized appreciation	22	*	Net unrealized depreciation	—	*
Small Cap Value	Equity contracts	Net unrealized appreciation	404	*	Net unrealized depreciation	—	*

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments/footnotes. Only the current variation margin is reported within the Statements of Assets and Liabilities.

The following tables set forth by primary risk exposure the Funds’ realized gains (losses) and change in unrealized gains (losses) by type of derivative contract for the fiscal year ended March 31, 2010:

Amounts in thousands	AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS
FUND NAME	DERIVATIVE TYPE	STATEMENT OF OPERATIONS LOCATION	VALUE
Emerging Markets Equity	Equity contracts	Net realized gains (losses) on futures contracts	$7,684
	Foreign exchange contracts	Net realized gains (losses) on foreign currency transactions	358
Enhanced Large Cap	Equity contracts	Net realized gains (losses) on futures contracts	316
Growth Equity	Written options	Net realized gains (losses) on written options	(308)
International Growth Equity	Foreign exchange contracts	Net realized gains (losses) on foreign currency transactions	208
Small Cap Core	Equity contracts	Net realized gains (losses) on futures contracts	170
Small Cap Value	Equity contracts	Net realized gains (losses) on futures contracts	21,719

Amounts in thousands	CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) ON DERIVATIVE CONTRACTS
FUND NAME	DERIVATIVE TYPE	STATEMENT OF OPERATIONS LOCATION	VALUE
Emerging Markets Equity	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$178
	Foreign exchange contracts	Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	—
Enhanced Large Cap	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(29)
Growth Equity	Written options	Net change in unrealized appreciation (depreciation) on written options	(9)
International Growth Equity	Foreign exchange contracts	Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(10)
Small Cap Core	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	22
Small Cap Value	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(2,921)

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EQUITY FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued                                      MARCH 31, 2010

Volume of derivative activity for the fiscal year ended March 31, 2010*:

	FOREIGN EXCHANGE CONTRACTS		FUTURES EQUITY CONTRACTS		WRITTEN OPTIONS EQUITY CONTRACTS
	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT**	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT**	AVERAGE CONTRACT SIZE	COST OF PROCEEDS
Emerging Markets Equity	100	$937	990	$661	—	$ —
Enhanced Large Cap	—	—	32	314	—	—
Growth Equity	—	—	—	—	62	3
International Growth Equity	36	465	—	—	—	—
Small Cap Core	—	—	5	1,253	—	—
Small Cap Value	—	—	121	2,509	—	—

*	Activity during the period is measured by number of trades during the year and average notional amount for foreign exchange and futures equity contracts, and average contract size and average cost of proceeds of sale for written option contracts.

**	Amounts in thousands.

10. NEW ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06, “Improving Disclosures about Fair Value Measurements” (“ASU 2010-06”). ASU 2010-06 amends ASC 820, “Fair Value Measurements and Disclosures” (formerly FASB Statement No. 157). Specifically, ASU 2010-06 requires entities to disclose a) the amounts of significant transfers between Level 1 and Level 2 of the fair value hierarchy and the reasons for these transfers; b) the reasons for any transfers in or out of Level 3; and c) information in the reconciliation of recurring Level 3 measurements about purchases, sales, issuances and settlements on a gross basis. In addition, ASU 2010-06 clarifies the requirement for entities to disclose information about both the valuation techniques and inputs used in estimating Level 2 and Level 3 fair value measurements. Except for the requirement to disclose information about purchases, sales, issuances and settlements in the reconciliation of recurring Level 3 measurements on a gross basis, all ASU 2010-06 disclosure requirements are effective for financial statements issued for interim and annual reporting periods beginning after December 15, 2009. The requirement to separately disclose purchases, sales, issuances and settlements of recurring Level 3 measurements is effective for financial statements issued for interim and annual reporting periods beginning after December 15, 2010. At this time, management is evaluating the implications of ASU 2010-06 and the impact it will have to the Funds’ financial statement disclosures.

11. REORGANIZATION (unaudited)

At a meeting held on December 14, 2009, the Board of Trustees of the Northern Multi-Manager Funds approved a Plan of Reorganization (the “Plan”) providing for the reorganization of the Northern Mid Cap Growth Fund into the Northern Multi- Manager Mid Cap Fund. Pursuant to the Plan, all of the assets and liabilities of the Northern Mid Cap Fund were transferred to the Northern Multi-Manager Mid Cap Fund in exchange for 10,267,122 shares of the Northern Multi-Manager Mid Cap Fund. The transaction, which qualified as a tax-free reorganization for federal income tax purposes, was completed on May 14, 2010, following the approval of the reorganization by shareholders of the Northern Mid Cap Growth Fund. The following is a summary of the Net Assets, Shares Outstanding and Net Asset Value per share associated with the transaction:

	BEFORE ACQUISITION		AFTER ACQUISITION
	NORTHERN MULTI-MANAGER MID CAP FUND	NORTHERN MID CAP GROWTH FUND	NORTHERN MULTI-MANAGER MID CAP FUND
Net assets	$653,464,895	$104,119,541	$757,550,001
Shares outstanding	64,459,237	6,691,940	74,726,359
Net Asset Value, per share	$10.14	$15.56	$10.14

At a special meeting of shareholders of the Northern Mid Cap Growth Fund held on May 13, 2010, shareholders of the Fund approved a Plan of Reorganization providing for the reorganization of the Fund into the Northern Multi-Manager Mid Cap Fund. The following were the results of the vote (unaudited):

FOR	ABSTAIN	AGAINST	PERCENTAGE FOR
5,200,007	7,736	47,520	70.99%

12. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded, other than the item noted in Note 11 - Reorganization, that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure.

EQUITY FUNDS	116	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Northern Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Emerging Markets Equity Fund, Enhanced Large Cap Fund, Growth Equity Fund, Income Equity Fund, International Growth Equity Fund, Large Cap Value Fund, Mid Cap Growth Fund, Select Equity Fund, Small Cap Core Fund (formerly known as the Small Cap Growth Fund), Small Cap Value Fund, and Technology Fund (collectively, the “Funds”), eleven separate portfolios of Northern Funds (the “Trust”), as of March 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds referred to above as of March 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois

May 27, 2010

NORTHERN FUNDS ANNUAL REPORT	117	EQUITY FUNDS

EQUITY FUNDS

TAX INFORMATION	MARCH 31, 2010 (UNAUDITED)

QUALIFIED DIVIDEND INCOME (QDI) – Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2010 are designated as “qualified dividend Income”, as defined in the Act, subject to reduced tax rates in 2010:

FUND	QDI PERCENTAGE
Emerging Markets Equity	48.87%
Enhanced Large Cap	94.82%
Growth Equity	93.01%
Income Equity	63.86%
International Growth Equity	94.30%
Large Cap Value	100.00%
Select Equity	93.72%
Small Cap Value	73.28%

CORPORATE DIVIDENDS RECEIVED DEDUCTION (DRD) – A percentage of the dividends distributed during the fiscal year for the following Funds qualifies for the dividends-received deduction for corporate shareholders:

FUND	CORPORATE DRD PERCENTAGE
Enhanced Large Cap	96.47%
Growth Equity	93.27%
Income Equity	58.52%
Large Cap Value	97.82%
Select Equity	94.47%
Small Cap Value	78.58%

FOREIGN TAX CREDIT – The Funds below intend to make an election that will allow shareholders to treat their proportionate share of foreign taxes paid by the Funds as having been paid by them. The amounts per share which represent income from sources within, and taxes paid to, foreign countries are as follows:

FUND	TAXES	INCOME
Emerging Markets Equity	$0.0077	$0.0867
International Growth Equity	0.0177	0.1402

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EQUITY FUNDS

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NORTHERN FUNDS ANNUAL REPORT	119	EQUITY FUNDS

EQUITY FUNDS

FUND EXPENSES

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, if any, including redemption fees on certain exchanges and redemptions in the Emerging Markets Equity and International Growth Equity Funds; and (2) ongoing costs, including advisory fees; distribution (12b-1) fees, if any; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2009, through March 31, 2010.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 10/1/09 - 3/31/10” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. For example, the information does not reflect redemption fees (as described on page 110), if any, in the Emerging Markets Equity and International Growth Equity Funds. If these fees were included, your costs would have been higher. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

EMERGING MARKETS EQUITY

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/09	ENDING ACCOUNT VALUE 3/31/10	EXPENSES PAID* 10/1/09 - 3/31/10
Actual	0.71%	$1,000.00	$1,102.80	$3.72
Hypothetical	0.71%	$1,000.00	$1,021.39	$3.58	**

ENHANCED LARGE CAP

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/09	ENDING ACCOUNT VALUE 3/31/10	EXPENSES PAID* 10/1/09 - 3/31/10
Actual	0.60%	$1,000.00	$1,119.20	$3.17
Hypothetical	0.60%	$1,000.00	$1,021.94	$3.02	**

GROWTH EQUITY

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/09	ENDING ACCOUNT VALUE 3/31/10	EXPENSES PAID* 10/1/09 - 3/31/10
Actual	1.00%	$1,000.00	$1,102.90	$5.24
Hypothetical	1.00%	$1,000.00	$1,019.95	$5.04	**

INCOME EQUITY

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/09	ENDING ACCOUNT VALUE 3/31/10	EXPENSES PAID* 10/1/09 - 3/31/10
Actual	1.00%	$1,000.00	$1,110.20	$5.26
Hypothetical	1.00%	$1,000.00	$1,019.95	$5.04	**

INTERNATIONAL GROWTH EQUITY

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/09	ENDING ACCOUNT VALUE 3/31/10	EXPENSES PAID* 10/1/09 - 3/31/10
Actual	1.25%	$1,000.00	$1,057.70	$6.41
Hypothetical	1.25%	$1,000.00	$1,018.70	$6.29	**

LARGE CAP VALUE

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/09	ENDING ACCOUNT VALUE 3/31/10	EXPENSES PAID* 10/1/09 - 3/31/10
Actual	1.10%	$1,000.00	$1,126.00	$5.83
Hypothetical	1.10%	$1,000.00	$1,019.45	$5.54	**

MID CAP GROWTH

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/09	ENDING ACCOUNT VALUE 3/31/10	EXPENSES PAID* 10/1/09 - 3/31/10
Actual	1.00%	$1,000.00	$1,121.50	$5.29
Hypothetical	1.00%	$1,000.00	$1,019.95	$5.04	**

EQUITY FUNDS	120	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

MARCH 31, 2010 (UNAUDITED)

SELECT EQUITY

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/09	ENDING ACCOUNT VALUE 3/31/10	EXPENSES PAID* 10/1/09 - 3/31/10
Actual	1.00%	$1,000.00	$1,112.80	$5.27
Hypothetical	1.00%	$1,000.00	$1,019.95	$5.04	**

SMALL CAP CORE***

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/09	ENDING ACCOUNT VALUE 3/31/10	EXPENSES PAID* 10/1/09 - 3/31/10
Actual	1.00%	$1,000.00	$1,159.30	$5.38
Hypothetical	1.00%	$1,000.00	$1,019.95	$5.04	**

SMALL CAP VALUE

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/09	ENDING ACCOUNT VALUE 3/31/10	EXPENSES PAID* 10/1/09 - 3/31/10
Actual	1.00%	$1,000.00	$1,125.40	$5.30
Hypothetical	1.00%	$1,000.00	$1,019.95	$5.04	**

TECHNOLOGY

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/09	ENDING ACCOUNT VALUE 3/31/10	EXPENSES PAID* 10/1/09 - 3/31/10
Actual	1.25%	$1,000.00	$1,098.70	$6.54
Hypothetical	1.25%	$1,000.00	$1,018.70	$6.29	**

*	Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the fiscal year ended March 31, 2010. Expenses are calculated by multiplying the annualized expense ratio by the average account value of the period; then multiplying the result by the number of days in the most recent fiscal half year (182); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent fiscal half year may differ from expense ratios based on one-year data in the Financial Highlights.

**	Hypothetical expenses are based on the Funds’ actual annualized expense ratios and an assumed rate of 5 percent per year before expenses.

***	Formerly known as Small Cap Growth. Effective February 17, 2010, the Small Cap Core Fund changed its name and strategy, resulting in a reduction to the expense limitations from 1.25% to 1.00%.

NORTHERN FUNDS ANNUAL REPORT	121	EQUITY FUNDS

EQUITY FUNDS

TRUSTEES AND OFFICERS

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 66 portfolios in the Northern Funds Complex — Northern Funds offers 44 portfolios and Northern Institutional Funds offers 22 portfolios.* The Northern Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-595-9111.

NON-INTERESTED TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

William L. Bax Age: 66 Trustee since 2005

•Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003;

•Director of Big Shoulders Fund since 1997;

•Director of Children’s Memorial Hospital since 1998;

•Trustee of DePaul University from 1998 to 2009;

•Director of Sears Roebuck & Co. (a retail company) from 2003 to 2005;

•Director of Andrew Corporation (a communications product company) from 2006 to 2008.

•Arthur J. Gallagher & Co. (an insurance brokerage company).

Edward J. Condon, Jr. Age: 69 Trustee since 2000

•Chairman and CEO of The Paradigm Group, Ltd. (a financial adviser) since 1993;

•Principal and Co-Founder of Paradigm Capital, Ltd. (a financial adviser) since 1996;

•Founding Member and Director of the Illinois Venture Capital Association since 2001;

•Member of the Board of Trustees of Dominican University from 1996 to 2005;

•Member of the Board of Directors of the Chicago Children’s Museum from 2001 to 2007;

•Member of the Board of Governors of The Metropolitan Club since 2003;

•Member of the Board of Advisors of AAVIN Equity Partners (a private equity firm) since 2005;

•Member of the National Advisory Board of National Domestic Violence Hotline since 2005;

•Member of the Board of Directors at LightBridge Healthcare Research Inc. (a healthcare-related educational materials provider) since 2006;

•Member of Advisory Board of Lextech Global Services (a systems engineering services company) since 2009;

•Private Equity Administrator of Illinois Technology Development Account from 2003 to 2006;

•Member of Advisory Council of Northwestern Brain Tumor Institute since 2010.

•None

Sharon Gist Gilliam Age: 66 Trustee since 2001

•Principal Officer, UCG Associates, Inc. (an aviation consulting firm) from 2005 to 2006 and Director from 2005 to 2008;

•CEO of Chicago Housing Authority from 2006 to 2007;

•Executive Vice President of Unison-Maximus, Inc. (an aviation and governmental consulting company) from 1989 to 2005.

•None

Sandra Polk Guthman Age: 66 Trustee since 2000

•Chair and CEO of Polk Bros. Foundation (an Illinois not-for-profit corporation) since 1993;

•Director of National Public Finance Guarantee Corporation (f/k/a MBIA Insurance Corp. of Illinois) (a municipal bond insurance company) since 1994.

•None

*	Ms. Skinner and Mr. Potter each oversee a total of 59 portfolios in the Northern Funds Complex — 37 portfolios offered by Northern Funds and 22 offered by Northern Institutional Funds.

EQUITY FUNDS	122	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

MARCH 31, 2010 (UNAUDITED)

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Michael H. Moskow Age: 72 Trustee since 2008

•Vice Chairman and Senior Fellow on the Global Economy at the Chicago Council on Global Affairs since 2007, Member of the Board of Directors since 1995;

•Director of Commonwealth Edison since 2008;

•President and Chief Executive Officer of the Federal Reserve Bank of Chicago from 1994 to 2007;

•Director of Education Corporation of America since 2008;

•Chairman of the Japan America Society of Chicago since 2009;

•Former Chairman and Current Member of the Board of Directors, National Bureau of Economic Research from 1978 to 1991, and since 1993;

•Member of the Board of Trustees of the Northwestern Memorial Foundation since 2004;

•Member of the Board of Directors of the Civic Consulting Alliance since 2002;

•Member of the Board of Directors of the Chicago Workforce Investment Council (f/k/a Chicago LEADS Civic Advisory Board) since 2009;

•Member of the Board of Directors of The Chicago Council on Global Affairs since 1995;

•Member of the Board of Directors of the Council on Foreign Relations from 1998 to 2008;

•Member of the Board of Trustees of Lafayette College since 1996;

•Member of the Board of Directors of the National Futures Association since 2010.

•Discover Financial Services; •Diamond Management and Technology Consultants, Inc. (a management and technology consulting firm); •Taylor Capital Group, Inc. (financial services).

Mary Jacobs Skinner, Esq. Age: 52 Trustee since 1998	•Partner in the law firm of Sidley Austin LLP.	•None

Richard P. Strubel Age: 70 Trustee since 2000 and Chairman since 2008

•Vice Chairman and Director of Cardean Learning Group (formerly UNext, Inc.) (a provider of educational services via the Internet) from 2004 to 2007;

•President, Chief Operating Officer and Director of UNext, Inc. from 1999 to 2004.

•Gildan Activewear, Inc. (an athletic clothing marketing and manufacturing company); •Goldman Sachs Mutual Fund Complex (94 portfolios); •Goldman Sachs Closed-End Funds (2 portfolios).

Casey J. Sylla Age: 66 Trustee since 2008

•Chief Investment Officer, The Allstate Corporation from January to July, 2002;

•Acting Chief Financial Officer, The Allstate Corporation from May to September, 2002;

•Chairman and President of the Allstate Financial Group from 2002 to 2007;

•Chairman of the Investment Committee, Legal and General Investment Management — America, 2007;

•Board member, University of Wisconsin — Eau Claire Foundation from 2006 to present.

•GATX Corporation (transportation services).

NORTHERN FUNDS ANNUAL REPORT	123	EQUITY FUNDS

EQUITY FUNDS

TRUSTEES AND OFFICERS continued

INTERESTED TRUSTEE
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Stephen N. Potter(4) Age: 53 Trustee since 2008

•Director of Northern Trust Global Advisors, Inc. since May 2008;

•Chairman of Northern Trust Investments, N.A. since March 2008;

•President of Northern Trust Global Investments, Ltd. from March 2008 to February 2009;

•Director of Northern Trust Global Investments, Ltd. from February 2000 to February 2009;

•Executive Vice President of Northern Trust Corporation since October 2003;

•Chairman and Chief Executive Officer of Northern Trust Global Services, Ltd. from 2003 to 2008;

•Chief Executive Officer of Europe, the Middle East and Africa at The Northern Trust Company from 2001 to March 2008;

•Managing Director, Institutional Group, Northern Trust Global Investments, Ltd. from 1995 to 2001.

•None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year of the Trust in which he or she attains the age of seventy-two years, except that (a) a Trustee who also serves as an audit committee financial expert for the Trust shall cease to serve as a Trustee as of the last day of the calendar year in which the Trustee attains the age of seventy-three years; and (b) a Trustee who becomes a Trustee at age sixty-eight years or older shall cease to serve as a Trustee as of the last day of the calendar year in which the Trustee attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

(4)	An “interested person,” as defined by the 1940 Act. Mr. Potter is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

EQUITY FUNDS	124	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

MARCH 31, 2010 (UNAUDITED)

OFFICERS OF THE TRUST(1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Lloyd A. Wennlund Age: 52 50 South LaSalle Street Chicago, IL 60603 President since 2000	Executive Vice President since 2003 and Director since 2001 of Northern Trust Investments, N.A.; Executive Vice President and other positions at The Northern Trust Company and Managing Executive, Mutual Funds for Northern Trust Global Investments since 1994; Director, NT Global Advisors, Inc. since August 2006; President and Director of Northern Trust Securities, Inc. from 1997 to 2009.

Eric K. Schweitzer Age: 48 50 South LaSalle Street Chicago, IL 60603 Vice President since 2000	Senior Vice President at Northern Trust Investments, N.A. since 2001; Senior Vice President at The Northern Trust Company since 2000.

Susan J. Hill Age: 53 50 South LaSalle Street Chicago, IL 60603 Chief Compliance Officer since 2004	Chief Compliance Officer of Northern Trust Company of Connecticut (f/k/a Northern Trust Global Advisors, Inc.) since 2007; Chief Compliance Officer of Northern Trust Investments, N.A. since 2005; Senior Vice President of Northern Trust Investments, N.A. since 2005; Vice President of Northern Trust Investments, N.A. and The Northern Trust Company from 2000 to 2004.

Darlene Chappell Age: 47 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Compliance Officer since May 2009	Anti-Money Laundering Compliance Officer for Northern Trust Investments, N.A., Northern Trust Securities, Inc., Northern Trust Global Advisors, Inc. and The Northern Trust Company of Connecticut since 2009; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Audit Manager — Compliance Department of National Futures Association from 2000 to 2006.

Randal Rein Age: 39 50 South LaSalle Street Chicago, IL 60603 Treasurer since 2008	Vice President of Fund Administration of The Northern Trust Company since 2007; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2007; Manager of Fund Administration at The Northern Trust Company from 2001 to 2002.

Michael Pryszcz Age: 42 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	Vice President of Fund Accounting of The Northern Trust Company since 2005; Second Vice President of Fund Accounting of The Northern Trust Company from 2000 to 2005.

Richard Crabill Age: 41 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	Vice President of Fund Administration of The Northern Trust Company since 2005; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2005.

Craig R. Carberry, Esq. Age: 49 50 South LaSalle Street Chicago, IL 60603 Secretary since 2010	Senior Counsel at The Northern Trust Company since May 2000.

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EQUITY FUNDS

TRUSTEES AND OFFICERS continued	MARCH 31, 2010 (UNAUDITED)

NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Owen T. Meacham, Esq. Age: 39 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008	Vice President and Senior Regulatory Administration Attorney of The Northern Trust Company since 2007; Product Strategy and Development Manager of ABN AMRO Asset Management from 2005 to 2007.

Shanna Palmersheim, Esq. Age: 33 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008	Second Vice President and Regulatory Administration Attorney of The Northern Trust Company since 2008; Associate Counsel of Peregrine Financial Group from 2007 to 2008; Senior Treasury Analyst at Harley-Davidson Financial Services from 2005 to 2007; Law Clerk at Paul McAndrew Law Firm from 2004 to 2005; Senior Accountant at State Street Corporation from 1999 to 2002.

(1)	Each Officer serves until his or her resignation, removal, or retirement, or election of his or her successor.

EQUITY FUNDS	126	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

INVESTMENT CONSIDERATIONS

EQUITY FUNDS

EMERGING MARKETS EQUITY FUND1,2,9

ENHANCED LARGE CAP FUND2

GROWTH EQUITY FUND2

INCOME EQUITY FUND2,3,10

INTERNATIONAL GROWTH FUND2,4

LARGE CAP VALUE FUND2,8

MID CAP GROWTH FUND2,5

SELECT EQUITY FUND2

SMALL CAP CORE FUND2,6

SMALL CAP VALUE FUND2,6,8

TECHNOLOGY FUND2,7

1 Emerging Markets Risk: Emerging market investing is subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

2 Equity Risk: Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

3 High Yield Risk: Although a high yield fund’s yield may be higher than that of fixed income funds that purchase higher-rated securities, the potentially higher yield is a function of the greater risk that a high yield fund’s share price will decline.

4 International Risk: International investing involves increased risk and volatility.

5 Mid Cap Risk: Mid-capitalization stocks typically carry additional risk, since smaller companies generally have higher risk of failure and, historically, their stocks are subject to a greater degree of volatility.

6 Small Cap Risk: Small-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

7 Sector Risk: Because the Fund invests in a single industry, its shares do not represent a complete investment program. As a non-diversified and single industry fund, the value of the shares may fluctuate more than shares invested in a broader range of industries and companies.

8 Value Risk: Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

9 Index Fund Risk: The performance of the Fund is expected to be lower than that of its index because of Fund fees and expenses. It is important to remember that there are risks associated with index investing, including the potential risk of market decline, as well as the risks associated with investing in specific companies.

10 Interest Rate/Maturity Risk: Increases in prevailing interest rates will cause fixed-income securities, including convertible securities, held by the Fund to decline in value.

NORTHERN FUNDS ANNUAL REPORT	127	EQUITY FUNDS

EQUITY FUNDS

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Funds’ Web site at northernfunds.com or the SEC’s Web site at sec.gov or by calling the Northern Funds Center at 800-595-9111.

EQUITY FUNDS	128	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

2	PORTFOLIO MANAGEMENT COMMENTARY

8	STATEMENTS OF ASSETS AND LIABILITIES

10	STATEMENTS OF OPERATIONS

12	STATEMENTS OF CHANGES IN NET ASSETS

14	FINANCIAL HIGHLIGHTS

20	SCHEDULES OF INVESTMENTS

20	GLOBAL REAL ESTATE INDEX FUND

27	GLOBAL SUSTAINABILITY INDEX FUND

37	INTERNATIONAL EQUITY INDEX FUND

53	MID CAP INDEX FUND

60	SMALL CAP INDEX FUND

86	STOCK INDEX FUND

95	NOTES TO THE FINANCIAL STATEMENTS

104	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

105	TAX INFORMATION

106	FUND EXPENSES

108	TRUSTEES AND OFFICERS

115	INVESTMENT CONSIDERATIONS

116	FOR MORE INFORMATION

The report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds prospectus, which contains more complete information about Northern Funds’ investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance calculations reflect fee waivers and reimbursements in effect. In the absence of fee waivers and reimbursements, total return would have been reduced. Total return is based on net change in net asset value assuming reinvestment of all dividends and distributions.

Performances of the Funds are compared to various market indices. Unlike a mutual fund, the performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.

This report contains certain forward-looking statements about factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Fund management strategies from those currently expected to be employed.

Northern Funds Distributors, LLC, not affiliated with Northern Trust

NOT FDIC INSURED

May lose value / No bank guarantee

NORTHERN FUNDS ANNUAL REPORT	1	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

GLOBAL REAL ESTATE INDEX FUND

PORTFOLIO MANAGEMENT COMMENTARY

The Global Real Estate Index Fund benefited from a reversal of the trends of the last two years, returning 82.69% for the 12-month period ended March 31, 2010. The Fund’s benchmark, the FTSE® EPRA®/NAREIT® Global Index, returned 83.82%.

Spurred by hopes of an economic recovery and a renewed willingness to hold riskier assets, equity markets rallied over the 12-month period, with emerging markets significantly outpacing developed markets. Early in the period, the U.S. Conference Board’s index of leading economic indicators registered its first sustained improvement since July 2007. Overseas, the Paris-based Organization for Economic Cooperation and Development raised its 20-country growth forecast for the first time in two years. As the fiscal year progressed, global equities continued to advance despite news that included Dubai World’s proposal to delay debt payments and credit downgrades for Greece. Stocks also faced unease concerning the strength of the global economic recovery, healthcare and financial regulation legislation in the U.S. and signs that central banks around the world were arranging to unwind emergency liquidity measures. However, equity markets were encouraged as several major U.S. banks repaid their TARP loans in full. Entering 2010, concern spread regarding the strength of several European economies. The indices improved in February as better-than-expected earnings reports outweighed discussions of how to help stabilize the Greek economy. Global equity markets continued to move higher in March on stronger-than-anticipated macroeconomic reports, reduced uncertainty following passing of healthcare legislation in the U.S. and developments concerning a potential aid package for Greece.

Global real estate stocks posted a strong recovery, outstripping returns for the broader equity market. All regions and countries contributed positively to the rally. Emerging markets countries rose 94.39% for the 12 months. The largest country in the Index, the United States at 33.1% of capitalization, gained 111.09% during the period, after declining 92.19% during the prior 12-month period. The strongest performance belonged to Norway, which saw a staggering 275.78% return over the period.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2010
TOTAL RETURN	ONE YEAR	THREE YEAR	SINCE INCEPTION
GLOBAL REAL ESTATE INDEX	82.69%	–13.90%	–5.07%

FTSE EPRA/NAREIT GLOBAL INDEX	83.82	–13.63	–4.14

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The FTSE EPRA/NAREIT Global Index is a free float-adjusted market capitalization weighted index designed to reflect the stock performance of companies engaged in specific aspects of the North American, European and Asian real estate markets.

Information about Investment Considerations can be found on page 115.

PORTFOLIO MANAGERS

SHAUN MURPHY With Northern Trust since 2004

THOMAS O’BRIEN With Northern Trust since 2004

FUND FACTS (as of 3/31/10)

TICKER SYMBOL	NGREX
INCEPTION DATE	07/26/06
TOTAL NET ASSETS	$497 MILLION
NET ASSET VALUE	$7.37
DIVIDEND SCHEDULE	QUARTERLY
GROSS EXPENSE RATIO	0.75%
NET EXPENSE RATIO	0.65%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

EQUITY INDEX FUNDS	2	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

GLOBAL SUSTAINABILITY INDEX FUND

PORTFOLIO MANAGEMENT COMMENTARY

The Global Sustainability Index Fund returned 53.91% for the 12-month period ended March 31, 2010, while the FTSE KLD Global Sustainability Index, the Fund’s benchmark, returned 55.75% for the same period. The net impact of fair value pricing, transaction costs and Fund expenses accounted for the difference in returns between the Fund and the Index.

Early in the period, the U.S. Conference Board’s index of leading economic indicators registered its first sustained improvement since July of 2007. In addition, the Paris-based Organization for Economic Cooperation and Development raised its 20-country growth forecast for the first time in two years. Global equities continued to advance as the fiscal year progressed, despite news that included Dubai World’s proposal to delay debt payments and credit downgrades for Greece. Stocks also faced unease about the strength of the global economic recovery, healthcare and financial regulation legislation in the U.S. and signs that central banks around the world were arranging to unwind emergency liquidity measures. However, equity markets were spurred higher as several major U.S. banks repaid their TARP loans in full. Entering 2010, concern spread regarding the strength of several European economies. The indices improved in February as better-than-expected earnings reports outweighed discussions of how to help stabilize the Greek economy. Global equity markets continued to move higher in March on stronger-than-anticipated macroeconomic reports, reduced uncertainty following the passing of healthcare legislation in the U.S. and developments concerning a potential aid package for Greece. Emerging markets significantly outpaced developed markets for the 12-month period on hopes of economic recovery and renewed investor willingness to hold riskier assets.

All countries posted positive returns in the 12-month period ending March 31, 2010. The United States, the largest country in the Index with 42.34% of its capitalization, gained 51.04%. The strongest performance for the year belonged to Luxembourg, up 120.73%. All sectors posted strong returns for the period. Financials, the largest weight in the Index at 22.48%, was also the period’s strongest sector, returning 87.10%. Health care and information technology, which cumulatively account for 23.14% of the Index, returned 30.13% and 51.40%, respectively.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2010
TOTAL RETURN	ONE YEAR	SINCE INCEPTION
GLOBAL SUSTAINABILITY INDEX	53.91%	–6.12%

FTSE KLD GLOBAL SUSTAINABILITY INDEX	55.75	–4.84

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The FTSE KLD Global Sustainability Index is a float-adjusted, market capitalization-weighted index comprised of large- and mid-cap developed companies in North America, Europe and Asia-Pacific.

Information about Investment Considerations can be found on page 115.

PORTFOLIO MANAGERS

SHAUN MURPHY With Northern Trust since 2004

THOMAS O’BRIEN With Northern Trust since 2004

FUND FACTS (as of 3/31/10)

TICKER SYMBOL	NSRIX
INCEPTION DATE	03/05/08
TOTAL NET ASSETS	$73 MILLION
NET ASSET VALUE	$8.53
DIVIDEND SCHEDULE	ANNUALLY
GROSS EXPENSE RATIO	1.01%
NET EXPENSE RATIO	0.65%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	3	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

INTERNATIONAL EQUITY INDEX FUND

PORTFOLIO MANAGEMENT COMMENTARY

The International Equity Index Fund returned 53.57% during the 12-month period ended March 31, 2010, while the Fund’s benchmark, the MSCI EAFE® Index, returned 54.44%. The net impact of fair value pricing, transaction costs and Fund expenses accounted for the difference in returns between the Fund and the Index.

The past 12 months brought a tremendous recovery for global equity markets. When the period began, investors were besieged by concerns about a possible depression and/or a meltdown in the global financial system. Gradually, however, the stimulus efforts of the world’s governments and central banks started to take hold. As the economy stabilized and investors began to see that their worst fears would not be realized, cash began to move off the sidelines and back into the market. The rally gathered steam as the period progressed, spurred by signs of improving economic growth and a robust recovery in corporate earnings. This run-up paused briefly in late January/early February as investors took profits amid concerns over potential credit risk in Greece and southern Europe. Once it became evident that this would not be a serious issue, markets recovered quickly and many indices moved to new highs for this rally period.

All countries within the benchmark delivered a positive return during the 12-month period. Singapore, Sweden and Australia were the top-performing countries, returning 88.82%, 88.40% and 86.71%, respectively. Not surprisingly given concern over their sovereign credit risk, Ireland, Portugal and Greece were the worst-performing countries, with returns of 22.99%, 24.19% and 36.71%, respectively. The top-performing sectors were generally those that benefit when investors have a vigorous risk appetite and a positive view on the global economy. The materials, industrials and consumer discretionary sectors all outperformed, with returns of 83.40%, 71.07% and 62.88%, respectively. The worst-performing sectors were utilities, telecommunications services and information technology, with returns of 26.13%, 30.91% and 36.20%, respectively.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2010
TOTAL RETURN	ONE YEAR	THREE YEAR	FIVE YEAR	SINCE INCEPTION
INTERNATIONAL EQUITY INDEX	53.57%	–7.31%	3.44%	3.03%

MSCI EAFE INDEX	54.44	–7.02	3.75	3.34

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The MSCI EAFE Index is the Morgan Stanley Capital International Europe, Australasia and Far East Index, an unmanaged index that tracks the performance of selected equity securities in Europe, Australia, Asia and the Far East.

Information about Investment Considerations can be found on page 115.

PORTFOLIO MANAGERS

SHAUN MURPHY With Northern Trust since 2004

STEVEN J. SANTICCIOLI With Northern Trust since 2003

FUND FACTS (as of 3/31/10)

TICKER SYMBOL	NOINX
INCEPTION DATE	03/22/05
TOTAL NET ASSETS	$1.5 BILLION
NET ASSET VALUE	$10.09
DIVIDEND SCHEDULE	ANNUALLY
GROSS EXPENSE RATIO	0.61%
NET EXPENSE RATIO	0.45%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

EQUITY INDEX FUNDS	4	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

MID CAP INDEX FUND

PORTFOLIO MANAGEMENT COMMENTARY

The S&P MidCap 400® Index returned 64.07% for the 12-month period ended March 31, 2010. The Fund’s 63.81% return closely tracked the Index, with differences in returns driven by transaction costs and Fund expenses. The first quarter of 2010 marked the fourth consecutive quarter of positive performance for U.S. equity markets. For the full 12 months, small-cap stocks, as represented by the Russell 2000® Index return of 62.76%, outperformed large-cap stocks as represented by the S&P 500® Index return of 49.77%.

Concern over the U.S. economy was heightened as the period began by the prospect of auto industry giants Chrysler and GM filing for bankruptcy. Unemployment continued to remain a major source of concern, as it rose to 9.5% for the month of June 2009, with 3.4 million jobs reported lost during the first half of 2009. Stocks rose in November and December, benefiting from strong macroeconomic and earnings announcements, as well as from banks repaying their TARP loans in full following large equity offerings. Positive news in December included an unexpected increase in U.S. pending home sales, the Federal Reserve’s pledge to keep interest rates low and a report of better-than-expected sales forecasts from auto makers. February and March 2010 saw strong equity returns as many corporations posted unexpectedly positive earnings and the market witnessed an increase in corporate merger and acquisition activity.

All sectors within the S&P MidCap 400 Index posted positive returns for the period. Materials, at 6.78% of the Index, led the way with a return of 89.48%. Financials, the largest component of the Index, returned 60.90% for the period. Strong performance was also seen in the consumer discretionary, industrials and information technology sectors, which posted returns of 68.36%, 64.47% and 14.78%, respectively.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2010
TOTAL RETURN	ONE YEAR	THREE YEAR	FIVE YEAR	SINCE INCEPTION
MID CAP INDEX	63.81%	–1.13%	4.85%	4.72%

S&P MIDCAP 400 INDEX	64.07	–0.83	5.17	5.14

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The S&P MidCap 400 Index is an unmanaged index consisting of 400 mid cap stocks. Information about Investment Considerations can be found on page 115.

PORTFOLIO MANAGERS

CHAD M. RAKVIN With Northern Trust since 2004

BRENT REEDER With Northern Trust since 1993

FUND FACTS (as of 3/31/10)

TICKER SYMBOL	NOMIX
INCEPTION DATE	03/22/05
TOTAL NET ASSETS	$325 MILLION
NET ASSET VALUE	$10.42
DIVIDEND SCHEDULE	ANNUALLY
GROSS EXPENSE RATIO	0.52%
NET EXPENSE RATIO	0.30%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	5	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

SMALL CAP INDEX FUND

PORTFOLIO MANAGEMENT COMMENTARY

Small-capitalization stocks, as represented by the Russell 2000® Index, rose 62.76% during the 12-month period ended March 31, 2010. Small-cap stocks underperformed mid-cap stocks, as measured by the 64.07% return of the S&P MidCap 400® Index, but outperformed large-cap stocks, as gauged by the 49.77% return of the S&P 500® Index. As designed, the Fund’s performance closely tracked that of the Russell 2000 Index, with a return of 62.55%. Differences in returns were driven by transaction costs and Fund expenses.

The exceptional performance of U.S. equities reflected a swing in investor sentiment from the depths of pessimism in spring 2009 to a much more optimistic view by the same time this year. When the annual period began, stocks remained under severe pressure in the aftermath of the financial crisis and concurrent market meltdown. As the year progressed, however, it became evident that investor fears were greatly exaggerated. Aggressive efforts by the government and the U.S. Federal Reserve helped to restore confidence, stabilize economic growth and set the stage for a surge in corporate earnings. Investor risk appetite soared as a result, bringing money off the sidelines and into the market. Small-cap stocks, a higher-risk asset class that tends to perform well when the economy is emerging from recession, were key beneficiaries of the steady increase in investor optimism.

All sectors posted very strong returns during the annual period. Materials stocks, which benefited from rising commodity prices and investor preference for the most economically sensitive areas of the market, led the way with a gain of 103.98%. Financials, the largest sector weighting in the Index at 20.18%, underperformed but nevertheless returned 47.32%. The utilities sector posted the lowest return in the Index with a gain of 24.62%. Health care, industrials and information technology returned 49.40%, 57.97% and 72.72%, respectively.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2010
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
SMALL CAP INDEX	62.55%	3.06%	3.24%	5.12%

RUSSELL 2000 INDEX	62.76	3.36	3.68	5.83

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Russell 2000 Index is an unmanaged index that tracks the performance of the 2,000 smallest of the 3,000 largest U.S. companies, based on market capitalization.

Information about Investment Considerations can be found on page 115.

PORTFOLIO MANAGERS

CHAD M. RAKVIN With Northern Trust since 2004

BRENT REEDER With Northern Trust since 1993

FUND FACTS (as of 3/31/10)

TICKER SYMBOL	NSIDX
INCEPTION DATE	09/03/99
TOTAL NET ASSETS	$274 MILLION
NET ASSET VALUE	$7.46
DIVIDEND SCHEDULE	ANNUALLY
GROSS EXPENSE RATIO	0.54%
NET EXPENSE RATIO	0.35%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

EQUITY INDEX FUNDS	6	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

STOCK INDEX FUND

PORTFOLIO MANAGEMENT COMMENTARY

The S&P 500® Index returned 49.77% for the 12-month period ended March 31, 2010. The Fund’s 49.46% return for the period closely tracked the Index, with differences in returns driven by transaction costs and Fund expenses. The large-cap stocks in the S&P 500 Index lagged small-cap stocks for the period, as represented by the Russell 2000® Index return of 62.76%.

As the period began, concern over the U.S. economy was heightened by the prospect of auto industry giants Chrysler and GM filing for bankruptcy. Unemployment continued to remain a major source of worry, as it rose to 9.5% for the month of June 2009, with 3.4 million jobs reported lost during the first half of 2009. The indices improved in November and December, benefiting from strong macroeconomics and earnings announcements, as well as from banks repaying their TARP loans in full, following large equity offerings. Positive news in December included an unexpected increase in U.S. pending home sales, the Federal Reserve’s pledge to keep rates low and a report of better-than-expected sales forecasts from automakers. February and March 2010 saw strong equity returns as many corporations posted unexpectedly positive earnings and the market saw an increase in corporate merger and acquisition activity.

All sectors posted positive returns for the fiscal year. Financials, which account for 16.50% of the Index, led performance with a return of 86.06%. Other strong performers included the industrials and consumer discretionary sectors, which posted returns of 72.82% and 69.80%, respectively. Telecommunications services represented the worst performing sector for the period, with a return of 12.22%.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2010
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
STOCK INDEX	49.46%	1.69%	–1.02%	5.21%

S&P 500 INDEX	49.77	1.92	–0.65	5.85

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The S&P 500 Index is the Standard and Poor’s Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

Information about Investment Considerations can be found on page 115.

PORTFOLIO MANAGERS

CHAD M. RAKVIN With Northern Trust since 2004

BRENT REEDER With Northern Trust since 1993

FUND FACTS (as of 3/31/10)

TICKER SYMBOL	NOSIX
INCEPTION DATE	10/07/96
TOTAL NET ASSETS	$1.5 BILLION
NET ASSET VALUE	$14.47
DIVIDEND SCHEDULE	QUARTERLY
GROSS EXPENSE RATIO	0.39%
NET EXPENSE RATIO	0.25%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	7	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

Amounts in thousands, except per share data	GLOBAL REAL ESTATE INDEX FUND		GLOBAL SUSTAINABILITY INDEX FUND
ASSETS:
Investments, at cost	$490,446	(1)	$65,962	(1)(2)
Investments, at value	$488,310	(3)	$71,794	(3)(4)
Cash	–		–
Cash held at broker (restricted $330, $104, $42, respectively)	1,262		250
Foreign currencies held at broker, at value (restricted $378, $75, $2,507, respectively)	1,012	(5)	399	(5)
Foreign currencies, at value (cost $1,532, $376, $8,324, respectively)	1,546		378
Dividend income receivable	1,694		158
Interest income receivable	1		9
Receivable for foreign tax reclaimable	317		32
Receivable for securities sold	3,565		–
Receivable for variation margin on futures contracts	4		–
Receivable for fund shares sold	244		11
Receivable from investment adviser	8		5
Unrealized gain on forward foreign currency exchange contracts	49		11
Prepaid and other assets	1		1
Total Assets	498,013		73,048
LIABILITIES:
Cash overdraft	39		–
Unrealized loss on forward foreign currency exchange contracts	42		16
Payable for investment transactions	815		–
Payable for variation margin on futures contracts	77		12
Payable for fund shares redeemed	210		–
Payable to affiliates:
Investment advisory fees	33		5
Administration fees	14		2
Custody and accounting fees	10		2
Shareholder servicing fees	14		6
Transfer agent fees	9		1
Trustee fees	4		1
Accrued other liabilities	22		22
Total Liabilities	1,289		67
Net Assets	$496,724		$72,981
ANALYSIS OF NET ASSETS:
Capital stock	$1,169,395		$69,745
Accumulated undistributed net investment income (loss)	(566)		268
Accumulated undistributed net realized loss	(670,225)		(2,900)
Net unrealized appreciation (depreciation)	(1,880)		5,868
Net Assets	$496,724		$72,981
Shares Outstanding ($.0001 par value, unlimited authorization)	67,398		8,553
Net Asset Value, Redemption and Offering Price Per Share	$7.37		$8.53

(1)	Amounts include cost from Diversified Assets Portfolio of the Northern Institutional Funds of $1,389, $1,472, $11,696, $7,308, $5,649, and $34,208, respectively.
(2)	Amounts include cost from the Northern Trust Corp. of $94 and $2,134, respectively.
(3)	Amounts include value from Diversified Assets Portfolio of the Northern Institutional Funds of $1,389, $1,472, $11,696, $7,308, $5,649, and $34,208, respectively.
(4)	Amounts include value from the Northern Trust Corp. of $96 and $1,901, respectively.
(5)	Costs associated with foreign currencies held at broker are $1,012, $401, and $12,909.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	8	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2010

INTERNATIONAL EQUITY INDEX FUND		MID CAP INDEX FUND		SMALL CAP INDEX FUND		STOCK INDEX FUND

$1,403,836	(1)	$289,119	(1)	$256,087	(1)	$1,424,198	(1)(2)
$1,502,548	(3)	$324,306	(3)	$273,112	(3)	$1,518,092	(3)(4)
–		–		302		–
42		–		–		–
12,531	(5)	–		–		–
8,442		–		–		–
5,391		286		254		1,886
20		–		–		–
1,837		–		–		–
–		–		–		–
8		–		–		–
10,928		18,714		17,134		7,653
48		6		2		40
151		–		–		–
1		1		1		2
1,541,947		343,313		290,805		1,527,673

–		–		–		–
622		–		–		–
1,922		17,357		16,694		198
245		46		51		150
866		514		212		672

73		12		10		29
44		9		7		44
30		2		2		6
–		–		–		2
29		6		5		29
9		3		4		6
42		22		22		43
3,882		17,971		17,007		1,179
$1,538,065		$325,342		$273,798		$1,526,494

$1,720,831		$336,735		$291,029		$1,492,864
2,678		794		402		555
(284,057)		(47,484)		(34,733)		(61,644)
98,613		35,297		17,100		94,719
$1,538,065		$325,342		$273,798		$1,526,494
152,420		31,234		36,713		105,475
$10.09		$10.42		$7.46		$14.47

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	9	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

STATEMENTS OF OPERATIONS

Amounts in thousands	GLOBAL REAL ESTATE INDEX FUND	GLOBAL SUSTAINABILITY INDEX FUND
INVESTMENT INCOME:
Dividend income	$13,473 (1)	$1,290 (2)
Interest income	15	11
Other income	5	1
Total Investment Income	13,493	1,302
EXPENSES:
Investment advisory fees	1,437	186
Administration fees	616	80
Custody fees	385	83
Accounting fees	60	26
Transfer agent fees	411	53
Blue sky fees	21	27
SEC fees	5	4
Printing fees	13	18
Professional fees	22	21
Shareholder servicing fees	83	24
Trustee fees	7	7
Interest expense	1	–
Other	66	10
Total Expenses	3,127	539
Less expenses reimbursed by investment adviser	(404)	(193)
Net Expenses	2,723	346
Net Investment Income	10,770	956
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on:
Investments	(56,031)	(636)
Futures contracts	4,701	636
Foreign currency transactions	442	92
Net change in unrealized appreciation (depreciation) on:
Investments	251,649	18,922
Futures contracts	(241)	15
Forward foreign currency exchange contracts	7	(5)
Translation of other assets and liabilities denominated in foreign currencies	86	(11)
Net Gains	200,613	19,013
Net Increase in Net Assets Resulting from Operations	$211,383	$19,969

(1)	Net of $906 in non-reclaimable foreign withholding taxes.
(2)	Net of $89 in non-reclaimable foreign withholding taxes.
(3)	Net of $4,136 in non-reclaimable foreign withholding taxes.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	10	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEAR ENDED MARCH 31, 2010

INTERNATIONAL EQUITY INDEX FUND	MID CAP INDEX FUND	SMALL CAP INDEX FUND	STOCK INDEX FUND

$33,396 (3)	$4,385	$2,802	$26,305
40	9	5	37
36	5	4	28
33,472	4,399	2,811	26,370

2,972	554	435	1,259
1,783	416	326	1,888
1,080	75	68	174
136	47	41	145
1,189	277	217	1,259
22	17	19	24
10	4	4	7
20	18	18	33
44	21	21	41
–	–	1	7
14	7	7	14
5	–	–	1
23	12	10	25
7,298	1,448	1,167	4,877
(1,943)	(616)	(405)	(1,728)
5,355	832	762	3,149
28,117	3,567	2,049	23,221

(74,614)	(12,089)	(12,913)	(19,275)
8,676	3,834	2,949	12,084
(1,007)	–	–	–
461,409	136,051	108,551	454,494
98	(176)	(148)	111
(593)	–	–	–
(257)	–	–	–
393,712	127,620	98,439	447,414
$421,829	$131,187	$100,488	$470,635

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	11	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	GLOBAL REAL ESTATE INDEX FUND		GLOBAL SUSTAINABILITY INDEX FUND
Amounts in thousands	2010	2009	2010	2009
OPERATIONS:
Net investment income	$10,770	$28,546	$956	$636
Net realized gains (losses)	(50,888)	(603,471)	92	(3,191)
Net change in unrealized appreciation (depreciation)	251,501	(65,989)	18,921	(12,899)
Net Increase (Decrease) in Net Assets Resulting from Operations	211,383	(640,914)	19,969	(15,454)
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions	61,114	(148,078)	20,124	28,383
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	61,114	(148,078)	20,124	28,383
DISTRIBUTIONS PAID:
From net investment income	(10,840)	(25,778)	(850)	(386)
From net realized gains	–	(805)	–	(21)
Total Distributions Paid	(10,840)	(26,583)	(850)	(407)
Total Increase (Decrease) in Net Assets	261,657	(815,575)	39,243	12,522
NET ASSETS:
Beginning of year	235,067	1,050,642	33,738	21,216
End of year	$496,724	$235,067	$72,981	$33,738
Accumulated Undistributed Net Investment Income (Loss)	$(566)	$(813)	$268	$72

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	12	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

INTERNATIONAL EQUITY INDEX FUND		MID CAP INDEX FUND		SMALL CAP INDEX FUND		STOCK INDEX FUND
2010	2009	2010	2009	2010	2009	2010	2009

$28,117	$40,751	$3,567	$4,791	$2,049	$2,960	$23,221	$22,863
(66,945)	(211,426)	(8,255)	(54,424)	(9,964)	(6,741)	(7,191)	(30,931)
460,657	(583,990)	135,875	(90,111)	108,403	(106,067)	454,605	(467,034)
421,829	(754,665)	131,187	(139,744)	100,488	(109,848)	470,635	(475,102)

315,394	(46,945)	(5,557)	(7,492)	20,372	(4,375)	223,677	249,726
315,394	(46,945)	(5,557)	(7,492)	20,372	(4,375)	223,677	249,726

(27,500)	(43,000)	(3,535)	(4,398)	(2,050)	(2,900)	(22,827)	(22,831)
–	–	(1)	(11,973)	–	(21,353)	–	–
(27,500)	(43,000)	(3,536)	(16,371)	(2,050)	(24,253)	(22,827)	(22,831)
709,723	(844,610)	122,094	(163,607)	118,810	(138,476)	671,485	(248,207)

828,342	1,672,952	203,248	366,855	154,988	293,464	855,009	1,103,216
$1,538,065	$828,342	$325,342	$203,248	$273,798	$154,988	$1,526,494	$855,009
$2,678	$3,004	$794	$960	$402	$468	$555	$236

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	13	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

FINANCIAL HIGHLIGHTS

GLOBAL REAL ESTATE INDEX FUND
Selected per share data	2010	2009	2008	2007(1)
Net Asset Value, Beginning of Period	$4.14	$10.17	$12.79	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.17	0.34	0.29	0.15
Net realized and unrealized gains (losses)	3.23	(6.08)	(2.58)	2.77
Total from Investment Operations	3.40	(5.74)	(2.29)	2.92
LESS DISTRIBUTIONS PAID:
From net investment income(2)	(0.17)	(0.28)	(0.25)	(0.12)
From net realized gains	–	(0.01)	(0.08)	(0.01)
Total Distributions Paid	(0.17)	(0.29)	(0.33)	(0.13)
Net Asset Value, End of Period	$7.37	$4.14	$10.17	$12.79
Total Return(3)	82.69%	(57.38)%	(18.01)%	29.35%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$496,724	$235,067	$1,050,642	$783,787
Ratio to average net assets of:(4)
Expenses, net of reimbursements and credits	0.65%	0.65%	0.65%	0.65%
Expenses, before reimbursements and credits	0.75%	0.74%	0.72%	0.77%
Net investment income, net of reimbursements and credits	2.64%	3.74%	2.73%	2.27%
Net investment income, before reimbursements and credits	2.54%	3.65%	2.66%	2.15%
Portfolio Turnover Rate	21.50%	38.23%	25.48%	8.42%

(1)	Commenced investment operations on July 26, 2006.
(2)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(3)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.
(4)	Annualized for periods less than one year.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	14	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS OR  PERIODS ENDED MARCH 31,

GLOBAL SUSTAINABILITY INDEX FUND
Selected per share data	2010	2009	2008(1)
Net Asset Value, Beginning of Period	$5.62	$9.98	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.12	0.09	0.02
Net realized and unrealized gains (losses)	2.91	(4.36)	(0.04)
Total from Investment Operations	3.03	(4.27)	(0.02)
LESS DISTRIBUTIONS PAID:
From net investment income(2)	(0.12)	(0.09)	–
Total Distributions Paid	(0.12)	(0.09)	–
Net Asset Value, End of Period	$8.53	$5.62	$9.98
Total Return(3)	53.91%	(42.89)%	(0.20)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$72,981	$33,738	$21,216
Ratio to average net assets of:(4)
Expenses, net of reimbursements and credits	0.65%	0.65%	0.65%
Expenses, before reimbursements and credits	1.01%	1.23%	3.84	%(5)
Net investment income, net of reimbursements and credits	1.80%	2.35%	3.66	%(5)
Net investment income, before reimbursements and credits	1.44%	1.77%	0.47	%(5)
Portfolio Turnover Rate	7.36%	17.55%	0.33%

(1)	Commenced investment operations on March 5, 2008.
(2)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary for federal income tax purposes.
(3)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	As the Fund commenced investment operations on March 5, 2008, annualized gross expenses and net investment income ratios may not be reflective of amounts that an investor should expect on an annual basis prospectively.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	15	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

FINANCIAL HIGHLIGHTS continued

INTERNATIONAL EQUITY INDEX FUND
Selected per share data	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$6.70	$13.02	$13.92	$12.04	$9.81
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.19	0.29	0.36	0.35	0.15
Net realized and unrealized gains (losses)	3.39	(6.31)	(0.76)	2.04	2.18
Total from Investment Operations	3.58	(6.02)	(0.40)	2.39	2.33
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.19)	(0.30)	(0.34)	(0.32)	(0.07)
From net realized gains	–	–	(0.16)	(0.19)	(0.03)
Total Distributions Paid	(0.19)	(0.30)	(0.50)	(0.51)	(0.10)
Net Asset Value, End of Period	$10.09	$6.70	$13.02	$13.92	$12.04
Total Return(2)	53.57%	(46.49)%	(3.10)%	20.05%	23.91%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$1,538,065	$828,342	$1,672,952	$1,499,877	$1,135,628
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.45%	0.45%	0.45%	0.45%	0.45%
Expenses, before reimbursements and credits	0.61%	0.62%	0.62%	0.63%	0.62%
Net investment income, net of reimbursements and credits	2.37%	3.16%	2.27%	2.31%	1.96%
Net investment income, before reimbursements and credits	2.21%	2.99%	2.10%	2.13%	1.79%
Portfolio Turnover Rate	13.38%	20.29%	7.18%	7.49%	3.40%

(1)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary for federal income tax purposes.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	16	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

MID CAP INDEX FUND
Selected per share data	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$6.44	$10.86	$12.41	$11.94	$9.94
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.12	0.15	0.16	0.20	0.10
Net realized and unrealized gains (losses)	3.98	(4.08)	(1.00)	0.75	2.01
Total from Investment Operations	4.10	(3.93)	(0.84)	0.95	2.11
LESS DISTRIBUTIONS PAID:
From net investment income	(0.12)	(0.13)	(0.12)	(0.14)	(0.07)
From net realized gains	–	(0.36)	(0.59)	(0.34)	(0.04)
Total Distributions Paid	(0.12)	(0.49)	(0.71)	(0.48)	(0.11)
Net Asset Value, End of Period	$10.42	$6.44	$10.86	$12.41	$11.94
Total Return(1)	63.81%	(36.39)%	(7.23)%	8.15%	21.23%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$325,342	$203,248	$366,855	$315,551	$340,299
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.30%	0.30%	0.30%	0.30%	0.30%
Expenses, before reimbursements and credits	0.52%	0.51%	0.51%	0.52%	0.60%
Net investment income, net of reimbursements and credits	1.29%	1.49%	1.03%	1.38%	1.05%
Net investment income, before reimbursements and credits	1.07%	1.28%	0.82%	1.16%	0.75%
Portfolio Turnover Rate	29.69%	36.66%	21.73%	23.20%	18.88%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	17	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

FINANCIAL HIGHLIGHTS continued

SMALL CAP INDEX FUND
Selected per share data	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$4.63	$8.60	$10.93	$11.98	$9.71
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.06	0.10	0.13	0.10	0.09
Net realized and unrealized gains (losses)	2.83	(3.24)	(1.51)	0.52	2.36
Total from Investment Operations	2.89	(3.14)	(1.38)	0.62	2.45
LESS DISTRIBUTIONS PAID:
From net investment income	(0.06)	(0.10)	(0.13)	(0.09)	(0.07)
From net realized gains	–	(0.73)	(0.82)	(1.58)	(0.11)
Total Distributions Paid	(0.06)	(0.83)	(0.95)	(1.67)	(0.18)
Net Asset Value, End of Period	$7.46	$4.63	$8.60	$10.93	$11.98
Total Return(1)	62.55%	(37.67)%	(13.36)%	5.51%	25.51%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$273,798	$154,988	$293,464	$372,679	$504,631
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.35%	0.35%	0.35%	0.35%	0.35%
Expenses, before waivers, reimbursements and credits	0.54%	0.54%	0.51%	0.57%	0.51%
Net investment income, net of waivers, reimbursements and credits	0.94%	1.21%	1.12%	0.70%	0.93%
Net investment income, before waivers, reimbursements and credits	0.75%	1.02%	0.96%	0.48%	0.77%
Portfolio Turnover Rate	21.34%	29.57%	19.38%	21.77%	22.33%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	18	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

STOCK INDEX FUND
Selected per share data	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$9.85	$16.33	$17.53	$15.98	$14.57
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.23	0.29	0.31	0.29	0.25
Net realized and unrealized gains (losses)	4.62	(6.48)	(1.21)	1.54	1.41
Total from Investment Operations	4.85	(6.19)	(0.90)	1.83	1.66
LESS DISTRIBUTIONS PAID:
From net investment income	(0.23)	(0.29)	(0.30)	(0.28)	(0.25)
Total Distributions Paid	(0.23)	(0.29)	(0.30)	(0.28)	(0.25)
Net Asset Value, End of Period	$14.47	$9.85	$16.33	$17.53	$15.98
Total Return(1)	49.46%	(38.25)%	(5.27)%	11.57%	11.46%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$1,526,494	$855,009	$1,103,216	$636,236	$498,482
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.25%	0.25%	0.25%	0.25%	0.25%
Expenses, before waivers, reimbursements and credits	0.39%	0.39%	0.41%	0.41%	0.50%
Net investment income, net of waivers, reimbursements and credits	1.84%	2.25%	1.84%	1.76%	1.66%
Net investment income, before waivers, reimbursements and credits	1.70%	2.11%	1.68%	1.60%	1.41%
Portfolio Turnover Rate	11.85%	4.22%	4.57%	3.25%	4.86%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	19	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL REAL ESTATE INDEX FUND

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.8%

Australia – 8.2%

BGP Holdings PLC – Fractional Shares *	6,535,576	$–

Bunnings Warehouse Property Trust	276,846	492

CFS Retail Property Trust	1,260,101	2,165

Charter Hall Office REIT	3,275,939	857

Charter Hall Retail REIT	1,014,728	521

Commonwealth Property Office Fund	1,337,482	1,109

Dexus Property Group	3,192,333	2,371

FKP Property Group	581,397	388

Goodman Group	4,157,824	2,495

GPT Group	6,215,521	3,275

ING Industrial Fund	1,731,308	706

ING Office Fund	1,822,582	976

Mirvac Group	2,007,864	2,712

Stockland	1,595,866	5,833
Westfield Group	1,545,454	17,077
		40,977

Austria – 0.3%

CA Immobilien Anlagen A.G *	57,173	692
Conwert Immobilien Invest S.E. *	54,356	674
		1,366

Belgium – 0.6%

Befimmo SCA Sicafi	11,202	941

Cofinimmo	8,314	1,171

Intervest Offices *	4,604	148

Leasinvest Real Estate SCA	1,142	97

Warehouses De Pauw SCA	5,712	270
Wereldhave Belgium N.V.	1,399	120
		2,747

Brazil – 2.0%

Agre Empreendimentos Imobiliarios S.A. *	150,352	569

BR Malls Participacoes S.A. *	101,498	1,199

Brookfield Incorporacoes S.A.	147,479	660

Camargo Correa Desenvolvimento Imobiliario S.A.	31,358	97

Cyrela Brazil Realty S.A.	212,152	2,512

Cyrela Commercial Properties S.A. Empreendimentos e Participacoes	44,157	300

Gafisa S.A.	273,400	1,890

Iguatemi Empresa de Shopping Centers S.A.	26,424	445

Inpar S.A. *	143,385	257

MRV Engenharia e Participacoes S.A.	161,365	1,126

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.8% – continued

Brazil – 2.0% – continued

Multiplan Empreendimentos Imobiliarios S.A.	33,546	$556
Rodobens Negocios Imobiliarios S.A.	16,343	115
		9,726

Canada – 2.9%

Allied Properties Real Estate Investment Trust	25,980	519

Artis Real Estate Investment Trust	32,545	374

Boardwalk Real Estate Investment Trust	32,565	1,291

Calloway Real Estate Investment Trust	56,963	1,190

Canadian Apartment Properties Real Estate Investment Trust	45,161	638

Canadian Real Estate Investment Trust	44,506	1,212

Chartwell Seniors Housing Real Estate Investment Trust	85,357	609

Cominar Real Estate Investment Trust	36,360	688

Dundee Real Estate Investment Trust	20,640	526

Extendicare Real Estate Investment Trust	52,978	546

First Capital Realty, Inc.	25,497	556

H&R Real Estate Investment Trust	96,421	1,579

InnVest Real Estate Investment Trust	58,108	340

Killam Properties, Inc.	25,804	208

Morguard Real Estate Investment Trust	28,856	387

Northern Property Real Estate Investment Trust	15,551	370

Primaris Retail Real Estate Investment Trust	41,636	689
RioCan Real Estate Investment Trust	160,790	2,926
		14,648

China – 1.5%

Agile Property Holdings Ltd.	957,979	1,305

Beijing North Star Co. Ltd., Class H	477,662	147

China Merchants Property Development Co. Ltd., Class B	171,308	385

China Vanke Co. Ltd., Class B	880,556	1,011

Country Garden Holdings Co.	2,181,444	782

Guangzhou R&F Properties Co. Ltd., Class H	645,402	1,055

KWG Property Holding Ltd.	772,095	559

Shanghai Jinqiao Export Processing Zone Development Co. Ltd., Class B	164,275	161

Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class B	339,731	629

Shui On Land Ltd.	1,004,528	512
Soho China Ltd.	1,385,256	783
		7,329

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	20	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.8% – continued

Egypt – 0.1%
Six of October Development & Investment Co. *	24,298	$430

Finland – 0.2%

Citycon OYJ	110,085	439

Sponda OYJ	138,718	578
Technopolis OYJ	37,894	188
		1,205

France – 4.5%

Affine S.A.	2,557	62

Fonciere Des Regions	23,443	2,584

Gecina S.A.	12,488	1,381

ICADE	13,716	1,529

Klepierre	59,306	2,327

Mercialys	30,195	1,085

Societe de la Tour Eiffel	3,653	306

Societe Immobiliere de Location pourI’Industrie et le Commerce	8,690	1,097
Unibail-Rodamco S.E.	59,112	11,968
		22,339

Germany – 0.6%

Alstria Office REIT A.G.	18,484	210

Colonia Real Estate A.G. *	18,933	122

Deutsche Euroshop A.G.	29,693	975

Deutsche Wohnen A.G. (Bearer) *	54,558	553

DIC Asset A.G.	19,370	190

GAGFAH S.A.	60,116	538

Patrizia Immobilien A.G. *	17,710	78
TAG Immobilien A.G. *	21,259	122
		2,788

Greece – 0.1%

Babis Vovos International Construction S.A. *	16,810	87

Eurobank Properties Real Estate Investment Co.	12,561	120
Lamda Development S.A. *	8,746	61
		268

Hong Kong – 14.2%

Champion REIT	1,611,559	769

China Overseas Land & Investment Ltd.	2,734,542	6,164

China Resources Land Ltd.	1,263,218	2,740

Hang Lung Properties Ltd.	1,386,452	5,572

Henderson Land Development Co. Ltd.	719,075	5,054

Hongkong Land Holdings Ltd.	1,129,618	5,718

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.8% – continued

Hong Kong – 14.2% – continued

Hopson Development Holdings Ltd.	425,505	$689

Hysan Development Co. Ltd.	526,188	1,519

Kerry Properties Ltd.	383,599	2,054

Kowloon Development Co. Ltd.	384,348	487

Link REIT (The)	1,460,699	3,601

New World China Land Ltd.	1,141,533	406

New World Development Ltd.	1,959,708	3,828

Poly Hong Kong Investment Ltd.	999,000	1,272

Shenzhen Investment Ltd.	1,178,443	436

Shimao Property Holdings Ltd.	950,869	1,744

Sino Land Co. Ltd.	1,635,114	3,198

Sun Hung Kai Properties Ltd.	1,287,808	19,337

Wharf Holdings Ltd.	921,289	5,193
Yuexiu Property Co. Ltd.	3,578,000	960
		70,741

India – 0.9%

Ansal Properties & Infrastructure Ltd.	55,952	89

DLF Ltd.	342,780	2,352

IVR Prime Urban Developers Ltd. *	13,045	50

OMAXE Ltd. *	4,754	10

Parsvnath Developers Ltd. *	39,082	98

Peninsula Land Ltd.	74,147	122
Unitech Ltd.	1,201,986	1,965
		4,686

Indonesia – 0.3%

Bakrieland Development Tbk PT *	13,373,143	353

Ciputra Development Tbk PT *	3,327,637	313

Ciputra Surya Tbk PT *	530,000	42

Lippo Karawaci Tbk PT *	7,981,425	526
Summarecon Agung Tbk PT	3,214,500	292
		1,526

Italy – 0.1%

Beni Stabili S.p.A.	239,361	232
Immobiliare Grande Distribuzione	82,132	166
		398

Japan – 9.2%

Aeon Mall Co. Ltd.	60,497	1,276

Daibiru Corp.	39,000	329

Heiwa Real Estate Co. Ltd.	99,161	298

Japan Prime Realty Investment Corp.	472	1,051

Japan Real Estate Investment Corp.	328	2,795

Japan Retail Fund Investment Corp.	1,032	1,215

Kenedix Realty Investment Corp.	156	419

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	21	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL REAL ESTATE INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.8% – continued

Japan – 9.2% – continued

Mitsubishi Estate Co. Ltd.	698,318	$11,432

Mitsui Fudosan Co. Ltd.	590,562	10,030

Mori Trust Sogo REIT, Inc.	54	474

Nippon Building Fund, Inc.	363	3,122

Nomura Real Estate Holdings, Inc.	50,900	785

Nomura Real Estate Office Fund, Inc.	204	1,144

NTT Urban Development Corp.	877	739

Orix JREIT, Inc.	167	757

Premier Investment Corp.	88	289

Sumitomo Realty & Development Co. Ltd.	319,425	6,082

Tokyo Tatemono Co. Ltd.	218,201	781

Tokyu Land Corp.	267,556	1,017

Tokyu REIT, Inc.	86	451

Top REIT, Inc.	103	466
United Urban Investment Corp.	134	771
		45,723

Malaysia – 0.5%

Eastern & Oriental Bhd. *	208,200	62

Glomac Bhd.	99,000	44

IGB Corp. Bhd.	743,309	430

KLCC Property Holdings Bhd.	311,048	319

Land & General Bhd. *	426,727	63

LBS Bina Group Bhd. *	193,600	37

SP Setia Bhd.	679,211	871

Sunrise Bhd.	248,000	160

Sunway City Bhd.	124,700	127

Tebrau Teguh Bhd. *	337,500	71
YNH Property Bhd. *	267,712	128
		2,312

Mexico – 0.6%

Consorcio ARA S.A.B. de C.V. *	653,917	440

Corporacion GEO S.A.B. de C.V., Series B *	271,934	825

Desarrolladora Homex S.A.B. de C.V. *	167,885	794

Sare Holding S.A.B. de C.V., Class B *	260,405	96
Urbi Desarrollos Urbanos S.A.B. de C.V. *	326,126	773
		2,928

Netherlands – 1.5%

Corio N.V.	51,147	3,418

Eurocommercial Properties N.V. – CVA	27,104	1,089

Nieuwe Steen Investments Funds N.V.	26,251	557

Vastned Offices/Industrial N.V.	12,478	227

Vastned Retail N.V.	12,375	826

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.8% – continued

Netherlands – 1.5% – continued
Wereldhave N.V.	14,198	$1,360
		7,477

New Zealand – 0.1%
Kiwi Income Property Trust	544,486	387

Norway – 0.1%
Norwegian Property ASA *	333,809	698

Philippines – 0.4%

Ayala Land, Inc.	3,448,951	994

Filinvest Land, Inc.	6,395,989	126

Megaworld Corp.	6,836,101	193

Robinsons Land Corp.	728,575	233

SM Prime Holdings, Inc.	2,668,003	577
Vista Land & Lifescapes, Inc.	2,255,661	104
		2,227

Poland – 0.1%

Globe Trade Centre S.A. *	73,887	643
LC Corp. S.A. *	144,505	83
		726

Singapore – 4.2%

Allgreen Properties Ltd.	525,562	448

Ascendas Real Estate Investment Trust	1,255,753	1,723

CapitaCommercial Trust	1,396,014	1,078

CapitaLand Ltd.	2,123,915	6,014

CapitaMall Trust	1,587,715	2,004

CapitaMalls Asia Ltd. *	1,040,000	1,677

City Developments Ltd.	457,000	3,457

Keppel Land Ltd.	477,027	1,249

Mapletree Logistics Trust	1,030,299	625

Singapore Land Ltd.	109,756	534

Suntec Real Estate Investment Trust	1,201,291	1,151

Wing Tai Holdings Ltd.	397,380	513
Yanlord Land Group Ltd.	386,000	515
		20,988

South Africa – 1.4%

Emira Property Fund	243,933	395

Fountainhead Property Trust	664,736	620

Growthpoint Properties Ltd.	1,038,493	2,103

Hyprop Investments Ltd.	84,176	577

Pangbourne Properties Ltd.	292,869	720

Redefine Income Fund Ltd.	1,782,084	1,917
SA Corporate Real Estate Fund	1,403,836	540
		6,872

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	22	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.8% – continued

Sweden – 0.9%

Castellum AB	109,744	$1,106

Fabege AB	110,455	746

Hufvudstaden AB, Class A	99,433	851

Klovern AB *	81,258	295

Kungsleden AB	91,103	716
Wihlborgs Fastigheter AB	25,860	546
		4,260

Switzerland – 0.9%

Allreal Holding A.G. (Registered)	3,847	474

PSP Swiss Property A.G. (Registered) *	31,414	2,016

Swiss Prime Site A.G. (Registered) *	26,776	1,675
Zueblin Immobilien Holding A.G. (Registered) *	28,398	129
		4,294

Taiwan – 0.0%
Hung Poo Real Estate Development Corp.	96,539	128

Thailand – 0.5%

Amata Corp. PCL (Registered)	204,186	52

Amata Corp. PCL NVDR	7,171	2

Asian Property Development PCL NVDR	22,337	4

Asian Property Development PCL (Registered)	439,399	71

Central Pattana PCL (Registered)	401,563	257

Central Pattana PCL NVDR	30,641	20

Land and Houses PCL	4,845,400	907

Land and Houses PCL NVDR	218,202	41

LPN Development PCL (Registered)	947,603	234

LPN Development PCL NVDR	34,500	8

Preuksa Real Estate PCL NVDR	432,500	234

Property Perfect PCL (Registered)	487,301	60

Property Perfect PCL NVDR	56,627	7

Quality Houses PCL (Registered)	1,437,210	108

Quality Houses PCL NVDR	257,265	19

SC Asset Corp. PCL (Registered)	91,400	33

SC Asset Corp. PCL NVDR	689	–
Supalai PCL (Registered)	1,145,755	283
		2,340

Turkey – 0.0%

Alarko Gayrimenkul Yatirim Ortakligi A.S. *	3,482	42

Dogus GE Gayrimenkul Yatirim Ortakligi A.S. *	32,331	28

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.8% – continued

Turkey – 0.0% – continued
Is Gayrimenkul Yatirim Ortakligi A.S.	121,483	$134
		204

United Kingdom – 5.1%

A&J Mucklow Group PLC	16,075	70

Big Yellow Group PLC *	87,176	449

British Land Co. PLC	578,479	4,221

CLS Holdings PLC *	16,316	128

Daejan Holdings PLC	3,274	117

Derwent London PLC	67,580	1,400

Development Securities PLC	55,105	228

F&C Commercial Property Trust Ltd.	186,041	260

Grainger PLC	207,212	425

Great Portland Estates PLC	210,544	1,005

Hammerson PLC	467,027	2,787

Helical Bar PLC	70,813	363

Invista Foundation Property Trust Ltd.	217,055	138

Land Securities Group PLC	506,314	5,203

Liberty International PLC	416,577	3,182

Minerva PLC *	105,723	153

Primary Health Properties PLC	42,788	196

Quintain Estates & Development PLC *	344,814	297

Safestore Holdings PLC	94,162	206

Segro PLC	492,340	2,386

Shaftesbury PLC	151,825	886

St. Modwen Properties PLC *	100,272	294

Unite Group PLC *	106,113	416
Workspace Group PLC	762,010	279
		25,089

United States – 35.8%

Acadia Realty Trust	27,044	483

Agree Realty Corp.	5,449	124

Alexander’s, Inc. *	1,357	406

Alexandria Real Estate Equities, Inc.	29,429	1,989

AMB Property Corp.	99,987	2,724

American Campus Communities, Inc.	34,855	964

Apartment Investment & Management Co., Class A	78,502	1,445

Ashford Hospitality Trust, Inc. *	35,970	258

Associated Estates Realty Corp.	14,787	204

AvalonBay Communities, Inc.	54,520	4,708

BioMed Realty Trust, Inc.	66,639	1,102

Boston Properties, Inc.	92,761	6,998

Brandywine Realty Trust	85,884	1,049

BRE Properties, Inc.	37,005	1,323

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	23	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL REAL ESTATE INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.8% – continued

United States – 35.8% – continued

Brookfield Properties Corp.	251,548	$3,876

Camden Property Trust	42,849	1,784

CBL & Associates Properties, Inc.	92,090	1,262

Cedar Shopping Centers, Inc.	39,954	316

Cogdell Spencer, Inc.	28,735	213

Colonial Properties Trust	44,272	570

Corporate Office Properties Trust	38,767	1,556

Corrections Corp. of America *	76,904	1,527

Cousins Properties, Inc.	67,152	558

DCT Industrial Trust, Inc.	138,401	724

Developers Diversified Realty Corp.	167,269	2,036

DiamondRock Hospitality Co. *	83,364	843

Digital Realty Trust, Inc.	50,920	2,760

Douglas Emmett, Inc.	60,734	933

Duke Realty Corp.	149,612	1,855

DuPont Fabros Technology, Inc.	28,399	613

EastGroup Properties, Inc.	18,024	680

Education Realty Trust, Inc.	34,816	200

Entertainment Properties Trust	28,702	1,180

Equity Lifestyle Properties, Inc.	20,247	1,091

Equity One, Inc.	28,755	543

Equity Residential	188,807	7,392

Essex Property Trust, Inc.	19,551	1,759

Extra Space Storage, Inc.	57,684	731

Federal Realty Investment Trust	40,803	2,971

FelCor Lodging Trust, Inc. *	42,582	243

First Industrial Realty Trust, Inc. *	41,443	322

First Potomac Realty Trust	24,845	373

Forest City Enterprises, Inc., Class A *	89,303	1,287

Franklin Street Properties Corp.	53,220	768

Getty Realty Corp.	12,389	290

Glimcher Realty Trust	46,319	235

Government Properties Income Trust	15,756	410

HCP, Inc.	196,288	6,477

Health Care REIT, Inc.	82,444	3,729

Healthcare Realty Trust, Inc.	41,182	959

Hersha Hospitality Trust	91,869	476

Highwoods Properties, Inc.	47,393	1,504

Hilltop Holdings, Inc. *	27,934	328

Home Properties, Inc.	23,418	1,096

Hospitality Properties Trust	82,503	1,976

Host Hotels & Resorts, Inc.	437,611	6,411

HRPT Properties Trust	173,023	1,346

Inland Real Estate Corp.	57,443	526

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.8% – continued

United States – 35.8% – continued

Investors Real Estate Trust	48,878	$441

Kilroy Realty Corp.	28,839	889

Kimco Realty Corp.	269,176	4,210

Kite Realty Group Trust	42,538	201

LaSalle Hotel Properties	46,340	1,080

Lexington Realty Trust	81,316	529

Liberty Property Trust	75,549	2,564

LTC Properties, Inc.	15,473	419

Macerich (The) Co.	66,691	2,555

Mack-Cali Realty Corp.	53,125	1,873

Medical Properties Trust, Inc.	53,618	562

Mid-America Apartment Communities, Inc.	19,274	998

National Health Investors, Inc.	18,597	721

National Healthcare Corp.	6,898	244

National Retail Properties, Inc.	55,116	1,258

Nationwide Health Properties, Inc.	75,323	2,648

Omega Healthcare Investors, Inc.	59,421	1,158

Orient-Express Hotels Ltd., Class A *	60,884	863

Parkway Properties, Inc.	14,446	271

Pennsylvania Real Estate Investment Trust	29,841	372

Piedmont Office Realty Trust, Inc., Class A	10,457	208

Post Properties, Inc.	32,430	714

ProLogis	317,012	4,184

PS Business Parks, Inc.	12,203	652

Public Storage	85,492	7,864

Ramco-Gershenson Properties Trust	20,757	234

Realty Income Corp.	69,695	2,139

Regency Centers Corp.	54,677	2,049

Saul Centers, Inc.	8,905	369

Senior Housing Properties Trust	84,892	1,880

Simon Property Group, Inc.	194,228	16,296

SL Green Realty Corp.	52,133	2,986

Sovran Self Storage, Inc.	18,370	640

Sun Communities, Inc.	12,432	313

Sunstone Hotel Investors, Inc. *	65,490	731

Tanger Factory Outlet Centers, Inc.	26,891	1,161

Taubman Centers, Inc.	26,563	1,060

TravelCenters of America LLC – Fractional Shares (1)*	50,000	–

UDR, Inc.	104,174	1,838

Universal Health Realty Income Trust	7,918	280

Urstadt Biddle Properties, Inc., Class A	12,239	193

U-Store-It Trust	61,951	446

Ventas, Inc.	104,800	4,976

Vornado Realty Trust	120,417	9,116

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	24	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.8% – continued

United States – 35.8% – continued

Washington Real Estate Investment Trust	39,884	$1,218

Weingarten Realty Investors	80,320	1,732
Winthrop Realty Trust	9,952	120
		177,761
Total Common Stocks
(Cost $487,569) (2)		485,588

INVESTMENT COMPANIES – 0.5%

ING UK Real Estate Income Trust Ltd.	220,178	161

IRP Property Investments Ltd.	55,276	69

ISIS Property Ltd.	38,219	52

Northern Institutional Funds – Diversified Assets Portfolio (3)(4)	1,388,957	1,389

ProLogis European Properties *	94,916	668

Standard Life Investment Property Income Trust PLC	80,785	73
UK Commercial Property Trust Ltd.	242,663	310
Total Investment Companies
(Cost $2,877) (2)		2,722

Total Investments – 98.3%
(Cost $490,446)		488,310
Other Assets less Liabilities – 1.7%		8,414
NET ASSETS – 100.0%		$496,724

(1)	Security has been deemed worthless by the Northern Trust Global Investments Valuation Committee.
(2)	In accordance with the Fund’s prospectus, adjustment factors were provided by an independent evaluation service to determine the value of certain foreign securities.
(3)	Investment in affiliated Portfolio. Northern Trust Investments, N.A. is an investment adviser of the Fund and an investment adviser to the Northern Institutional Funds.
(4)	The Fund had approximately $1,389,000 of net purchases in the Diversified Assets Portfolio of the Northern Institutional Funds during the fiscal year ended March 31, 2010.

*	Non-Income Producing Security

Percentages shown are based on Net Assets.

At March 31, 2010, the Global Real Estate Index Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAIN (000s)
DJ Euro Stoxx 50 (Euro)	45	$1,733	Long	6/10	$13
Hang Seng Index (Hong Kong Dollar)	18	2,461	Long	4/10	9
SPI 200 (Australian Dollar)	7	784	Long	6/10	7
S&P MidCap 400 E-Mini (U.S. Dollar)	55	4,335	Long	6/10	72
TOPIX Index (Japanese Yen)	7	732	Long	6/10	43

Total					$144

At March 31, 2010, the industry sectors (unaudited) for the Global Real Estate Index Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Commercial Services & Supplies	0.3%
Healthcare Providers & Services	0.1
Hotels Restaurants & Leisure	0.2
Household Durables	2.1
Insurance	0.1
Real Estate	4.2
Real Estate Investment Trusts	58.6
Real Estate Management/Development	34.4

Total	100.0%

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	25	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL REAL ESTATE INDEX FUND continued	MARCH 31, 2010

At March 31, 2010, the Global Real Estate Index Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
United States Dollar	37.2%
Hong Kong Dollar	14.7
Japanese Yen	9.4
Australian Dollar	8.4
Euro	8.0
British Pound	5.3
All other currencies less than 5%	17.0

Total	100.0%

At March, 2010, the Global Real Estate Index Fund had outstanding forward currency exchange contracts as follows:

CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED GAIN (LOSS) (000s)
Australian Dollar	550	United States Dollar	500	6/16/10	$–
Australian Dollar	112	United States Dollar	100	6/16/10	(2)
British Pound	99	United States Dollar	150	6/16/10	(1)
British Pound	50	United States Dollar	75	6/16/10	(1)
Canadian Dollar	306	United States Dollar	300	6/16/10	(1)
Euro	1,987	United States Dollar	2,712	6/16/10	27
Euro	627	United States Dollar	850	6/16/10	3
Euro	75	United States Dollar	100	6/16/10	(1)
Japanese Yen	13,517	United States Dollar	150	6/16/10	5
Japanese Yen	11,557	United States Dollar	125	6/16/10	1
Japanese Yen	18,529	United States Dollar	200	6/16/10	2
United States Dollar	603	Australian Dollar	665	6/16/10	2
United States Dollar	230	Australian Dollar	253	6/16/10	–
United States Dollar	226	British Pound	151	6/16/10	3
United States Dollar	482	Canadian Dollar	495	6/16/10	6
United States Dollar	250	Japanese Yen	22,555	6/16/10	(9)
United States Dollar	806	Japanese Yen	72,856	6/16/10	(27)
United States Dollar	462	Singapore Dollar	646	6/16/10	–
United States Dollar	431	Hong Kong Dollar	3,342	6/17/10	–

Total					$7

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Global Real Estate Index Fund’s investments and other financial instruments, which are carried at fair value, as of March 31, 2010:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks
Consumer Discretionary	$11,017	$–	$–	$11,017
Financials	192,274	280,526	–	472,800
Health Care	244	–	–	244
Industrials	1,527	–	–	1,527
Investment Companies	1,389	1,333	–	2,722

Total Investments	$206,451	$281,859	$–	$488,310

Other Financial Instruments *	$144	$7	$–	$151

* Other financial instruments include futures and forwards, if applicable.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	26	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

GLOBAL SUSTAINABILITY INDEX FUND	MARCH 31, 2010

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.2%

Australia – 5.2%

AGL Energy Ltd.	3,241	$45

Alumina Ltd.	18,073	28

AMP Ltd.	14,904	85

APA Group	2,817	9

Asciano Group *	20,965	36

Australia & New Zealand Banking Group Ltd.	18,273	424

Billabong International Ltd.	1,561	16

BlueScope Steel Ltd. *	13,501	36

Bradken Ltd.	907	6

Brambles Ltd.	10,367	70

Cochlear Ltd.	390	26

Commonwealth Bank of Australia	11,065	571

CSR Ltd.	12,009	18

Downer EDI Ltd.	1,461	10

Fairfax Media Ltd.	5,889	10

Fortescue Metals Group Ltd. *	16,859	76

Intoll Group *	18,175	19

Leighton Holdings Ltd.	1,091	39

Macquarie Atlas Roads Group *	2,704	2

MAp Group	5,973	17

Monadelphous Group Ltd.	475	7

National Australia Bank Ltd.	15,299	386

Newcrest Mining Ltd.	3,525	106

Orica Ltd.	2,672	66

Origin Energy Ltd.	6,304	96

QBE Insurance Group Ltd.	7,373	141

Santos Ltd.	6,057	81

SP AusNet	12,257	10

Suncorp-Metway Ltd.	9,148	72

Toll Holdings Ltd.	5,219	35

Transfield Services Ltd.	2,563	9

Transpacific Industries Group Ltd. *	3,351	4

Transurban Group	9,218	43

UGL Ltd.	1,165	16

Wesfarmers Ltd.	7,214	210

West Australian Newspapers Holdings Ltd.	422	3

Westpac Banking Corp.	21,477	548

Woodside Petroleum Ltd.	4,231	182
Woolworths Ltd.	8,863	227
		3,785

Austria – 0.2%

OMV A.G.	1,070	40

RHI A.G. *	136	5

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.2% – continued

Austria – 0.2% – continued

Telekom Austria A.G.	2,544	$36

Verbund – Oesterreichische Elektrizita-etswirtschafts A.G., Class A *	287	11
Voestalpine A.G.	1,145	46
		138

Belgium – 0.4%

Bekaert S.A.	110	20

Belgacom S.A.	1,252	49

Compagnie Maritime Belge S.A.	78	3

Delhaize Group S.A.	751	60

Dexia S.A. *	4,108	24

Elia System Operator S.A. N.V.	80	3

Euronav N.V.	47	1

KBC Groep N.V. *	1,233	60

Solvay S.A., Class A	312	32
Umicore	796	28
		280

Canada – 7.3%

Agnico-Eagle Mines Ltd.	1,175	66

Agrium, Inc.	1,190	84

Astral Media, Inc.	391	14

Atco Ltd., Class I	382	19

Bank of Montreal	4,051	246

Bank of Nova Scotia	7,418	372

BCE, Inc.	1,849	54

Bombardier, Inc., Class B	9,942	61

Brookfield Asset Management, Inc., Class A	4,104	104

Canadian Imperial Bank of Commerce (1)	2,832	207

Canadian National Railway Co.	3,348	203

Canadian Pacific Railway Ltd.	1,258	71

Canadian Tire Corp. Ltd., Class A	529	29

Canadian Utilities Ltd., Class A	596	29

Cardiome Pharma Corp. *	207	1

Cenovus Energy, Inc.	5,432	142

CML Healthcare Income Fund	504	6

Enbridge, Inc.	2,784	133

EnCana Corp.	5,432	169

Finning International, Inc.	1,218	22

George Weston Ltd.	316	22

Gildan Activewear, Inc. *	913	24

Groupe Aeroplan, Inc.	1,221	13

Inmet Mining Corp.	458	27

Kinross Gold Corp.	4,943	85

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	27	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL SUSTAINABILITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.2% – continued

Canada – 7.3% – continued

Loblaw Cos. Ltd.	772	$28

Manulife Financial Corp.	12,785	252

MDS, Inc. *	704	6

Methanex Corp.	611	15

Metro, Inc., Class A	774	32

Nexen, Inc.	3,767	93

Potash Corp. of Saskatchewan, Inc.	2,165	259

QLT, Inc. *	354	2

Rogers Communications, Inc., Class B	3,405	116

RONA, Inc. *	819	12

Royal Bank of Canada	10,207	597

Saputo, Inc.	1,214	35

Shaw Communications, Inc., Class B	3,038	60

Shoppers Drug Mart Corp.	1,522	65

Sun Life Financial, Inc.	4,130	133

Suncor Energy, Inc.	11,247	366

Talisman Energy, Inc.	7,277	124

Teck Resources Ltd., Class B *	4,144	181

TELUS Corp.	301	11

Toronto-Dominion Bank (The)	6,145	458

TransAlta Corp.	1,543	34

TransCanada Corp.	4,950	181

Viterra, Inc. *	2,817	27
Yamana Gold, Inc.	5,108	51
		5,341

Cyprus – 0.0%
ProSafe S.E.	1,757	9

Denmark – 0.6%

Danisco A/S	323	24

FLSmidth & Co. A/S	402	28

Novo Nordisk A/S, Class B	3,815	296

Novozymes A/S, Class B	388	43
Vestas Wind Systems A/S *	1,475	80
		471

Finland – 0.9%

Kesko OYJ, Class B	482	19

Kone OYJ, Class B	1,139	47

Konecranes OYJ	495	15

Metso OYJ	1,067	34

Neste Oil OYJ	958	17

Nokia OYJ	26,672	415

Rautaruukki OYJ	718	15

Stora Enso OYJ, Class R	4,665	36

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.2% – continued

Finland – 0.9% – continued

UPM-Kymmene OYJ	3,794	$50
YIT OYJ	976	23
		671

France – 3.4%

Accor S.A.	1,612	89

Air Liquide S.A.	1,888	226

ArcelorMittal	8,215	361

Bouygues S.A.	1,855	93

Carrefour S.A.	5,137	248

Cie de Saint-Gobain	3,547	170

Compagnie Generale des Establissements Michelin, Class B	814	60

Danone	4,599	277

Dassault Systemes S.A.	385	23

Lafarge S.A.	1,543	109

L’Oreal S.A.	2,172	228

Peugeot S.A. *	1,291	38

PPR	686	91

Renault S.A. *	1,566	74

Schneider Electric S.A.	1,830	214
Vinci S.A.	3,522	208
		2,509

Germany – 1.7%

Allianz S.E. (Registered)	3,252	408

Bayerische Motoren Werke A.G.	2,171	100

Beiersdorf A.G.	611	36

Deutsche Lufthansa A.G. (Registered)	1,624	27

Deutsche Post A.G. (Registered)	6,522	113

K+S A.G.	1,388	84

Linde A.G.	915	109

Metro A.G.	1,210	72

Muenchener Rueckversicherungs A.G. (Registered)	1,427	232

Q-Cells S.E. *	221	2

Solarworld A.G.	614	9
Volkswagen A.G.	235	23
		1,215

Greece – 0.1%

Alapis Holding Industrial and Commercial S.A.	10,162	6

Athens Water Supply & Sewage (The) Co. S.A.	110	1

Coca Cola Hellenic Bottling Co. S.A.	1,091	29

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	28	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.2% – continued

Greece – 0.1% – continued

GEK Terna Holding Real Estate Construction S.A.	326	$2

Hellenic Petroleum S.A.	653	7

Public Power Corp. S.A. *	706	13
Titan Cement Co. S.A.	446	12
		70

Hong Kong – 1.2%

CLP Holdings Ltd.	13,099	94

Hang Lung Properties Ltd.	15,061	61

Hang Seng Bank Ltd.	5,678	79

Hong Kong & China Gas Co. Ltd.	35,699	89

Hongkong & Shanghai Hotels (The)	5,500	9

Hongkong Electric Holdings Ltd.	11,258	67

Li & Fung Ltd.	20,000	98

MTR Corp.	12,028	45

New World Development Ltd.	21,000	41

Noble Group Ltd.	20,600	45
Sun Hung Kai Properties Ltd.	14,208	213
		841

Ireland – 0.4%

CRH PLC	4,997	125

Experian PLC	7,501	74

Grafton Group PLC	1,240	5

Ingersoll-Rand PLC	2,280	79

Kerry Group PLC, Class A	981	31
Kingspan Group PLC *	971	8
		322

Italy – 2.2%

Atlantia S.p.A.	3,131	73

Autogrill S.p.A. *	828	10

Enel S.p.A.	50,294	281

ENI S.p.A.	19,751	464

Italcementi S.p.A.	456	5

Italcementi S.p.A. (RSP)	873	6

Pirelli & C. S.p.A. *	30,988	19

Snam Rete Gas S.p.A.	12,177	62

Telecom Italia S.p.A.	97,058	140

Telecom Italia S.p.A. (RSP)	41,920	47

Terna S.p.A.	10,908	47
UniCredit S.p.A. *	139,838	413
		1,567

Japan – 9.6%

Advantest Corp.	1,100	27

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.2% – continued

Japan – 9.6% – continued

Aeon Co. Ltd.	4,200	$48

Air Water, Inc.	1,000	11

Aisin Seiki Co. Ltd.	1,100	33

Ajinomoto Co., Inc.	4,000	40

All Nippon Airways Co. Ltd. *	7,000	20

Asahi Glass Co. Ltd.	6,000	67

Asahi Kasei Corp.	8,000	43

Astellas Pharma, Inc.	2,600	94

Benesse Holdings, Inc.	600	26

Canon, Inc.	9,600	444

Chugai Pharmaceutical Co. Ltd.	1,510	28

Dai Nippon Printing Co. Ltd.	4,000	54

Daido Steel Co. Ltd. *	2,000	8

Daiichi Sankyo Co. Ltd.	3,700	69

Daito Trust Construction Co. Ltd.	700	34

Daiwa House Industry Co. Ltd.	3,000	34

Daiwa Securities Group, Inc.	13,000	68

Denso Corp.	3,200	95

Eisai Co. Ltd.	1,600	57

Fanuc Ltd.	1,300	138

Fast Retailing Co. Ltd.	400	69

FUJIFILM Holdings Corp.	2,800	96

Fujitsu Ltd.	11,000	72

Hankyu Hanshin Holdings, Inc.	9,000	42

Hitachi Construction Machinery Co. Ltd.	700	17

Hitachi Metals Ltd.	1,000	11

Honda Motor Co. Ltd.	9,900	350

Ibiden Co. Ltd.	800	28

JGC Corp.	1,000	18

Joyo Bank (The) Ltd.	4,000	18

JS Group Corp.	1,700	35

JSR Corp.	1,400	29

Kaneka Corp.	1,000	6

Kao Corp.	3,900	99

Kawasaki Kisen Kaisha Ltd. *	4,000	16

KDDI Corp.	24	124

Keihin Electric Express Railway Co. Ltd.	3,000	25

Keio Corp.	4,000	27

Kikkoman Corp.	1,000	12

Kintetsu Corp.	10,000	31

Konica Minolta Holdings, Inc.	3,000	35

Kubota Corp.	4,000	36

Kuraray Co. Ltd.	3,000	40

Kurita Water Industries Ltd.	700	20

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	29	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL SUSTAINABILITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.2% – continued

Japan – 9.6% – continued

Kyocera Corp.	1,400	$137

Lawson, Inc.	500	21

Makita Corp.	700	23

Mazda Motor Corp.	10,000	28

Mitsubishi Chemical Holdings Corp.	8,000	41

Mitsubishi Estate Co. Ltd.	7,000	115

Mitsubishi Gas Chemical Co., Inc.	3,000	18

Mitsubishi Materials Corp. *	6,000	17

Mitsui Chemicals, Inc.	6,000	18

Mitsui Fudosan Co. Ltd.	6,000	102

Mizuho Financial Group, Inc.	82,333	163

Murata Manufacturing Co. Ltd.	1,600	91

NGK Insulators Ltd.	2,000	41

Nidec Corp.	400	43

Nikon Corp.	2,100	46

Nippon Express Co. Ltd.	6,000	26

Nippon Mining Holdings, Inc.	5,000	23

Nippon Sheet Glass Co. Ltd.	5,000	15

Nippon Steel Corp.	36,000	141

Nippon Yusen Kabushiki Kaisha	9,000	35

Nissan Motor Co. Ltd. *	16,200	139

Nisshin Seifun Group, Inc.	1,500	19

Nisshin Steel Co. Ltd.	6,000	13

Nissin Foods Holdings Co. Ltd.	600	20

Nitto Denko Corp.	900	35

Nomura Holdings, Inc.	26,700	196

NSK Ltd.	3,000	24

NTT DoCoMo, Inc.	126	192

Obayashi Corp.	4,000	18

Odakyu Electric Railway Co. Ltd.	4,000	33

Olympus Corp.	1,500	48

Omron Corp.	1,600	37

Osaka Gas Co. Ltd.	12,000	43

Panasonic Corp.	17,700	272

Panasonic Electric Works Co. Ltd.	2,000	25

Rengo Co. Ltd.	1,000	6

Resona Holdings, Inc.	3,700	47

Ricoh Co. Ltd.	4,000	62

Rohm Co. Ltd.	800	60

Sanyo Electric Co. Ltd. *	22,000	35

Secom Co. Ltd.	1,300	57

Sekisui Chemical Co. Ltd.	3,000	20

Sekisui House Ltd.	4,000	40

Sharp Corp.	6,000	75

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.2% – continued

Japan – 9.6% – continued

Shimano, Inc.	500	$22

Shimizu Corp.	4,000	17

Shin-Etsu Chemical Co. Ltd.	2,300	134

Shinsei Bank Ltd.	10,000	12

Shionogi & Co. Ltd.	1,900	36

Shiseido Co. Ltd.	2,200	48

Shizuoka Bank (The) Ltd.	4,000	35

SMC Corp.	400	54

Sojitz Corp.	8,000	15

Sony Corp.	7,200	276

Sumitomo Chemical Co. Ltd.	9,000	44

Sumitomo Metal Industries Ltd.	26,000	79

Sumitomo Metal Mining Co. Ltd.	4,000	59

Sumitomo Trust & Banking (The) Co. Ltd.	9,000	53

T&D Holdings, Inc.	1,850	44

Taiyo Nippon Sanso Corp.	2,000	20

TDK Corp.	700	47

Teijin Ltd.	6,000	20

Terumo Corp.	1,100	58

Tobu Railway Co. Ltd.	5,000	28

Tohoku Electric Power Co., Inc.	2,800	59

Tokyo Electron Ltd.	1,000	66

Tokyo Gas Co. Ltd.	15,000	66

Tokyu Corp.	7,000	29

Toppan Printing Co. Ltd.	4,000	36

Toray Industries, Inc.	8,000	47

Tosoh Corp.	4,000	10

Toyo Seikan Kaisha Ltd.	1,100	19

Toyota Industries Corp.	1,000	29

Ube Industries Ltd.	6,000	15

Unicharm Corp.	300	29

Yakult Honsha Co. Ltd.	1,300	35

Yamaha Corp.	1,100	14

Yamaha Motor Co. Ltd. *	1,100	16

Yamato Holdings Co. Ltd.	2,500	35
Yamato Kogyo Co. Ltd.	400	13
		6,973

Netherlands – 3.9%

Aegon N.V. *	12,425	85

Akzo Nobel N.V.	1,714	98

ASML Holding N.V.	3,126	111

Fugro N.V. – CVA	566	37

ING Groep N.V. – CVA *	27,829	278

Koninklijke Ahold N.V.	8,683	116

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	30	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.2% – continued

Netherlands – 3.9% – continued

Koninklijke Boskalis Westminster N.V.	517	$20

Koninklijke DSM N.V.	1,260	56

Koninklijke Philips Electronics N.V.	6,945	223

Randstad Holding N.V. *	903	43

Reed Elsevier N.V.	4,859	59

Royal Dutch Shell PLC, Class A (London Exchange)	25,624	743

Royal Dutch Shell PLC, Class B (London Exchange)	19,627	541

TNT N.V.	2,653	76

Unilever N.V. – CVA	11,186	339
Wolters Kluwer N.V.	2,046	44
		2,869

New Zealand – 0.1%

AMP NZ Office Trust	3,266	2

Auckland International Airport Ltd.	6,444	9

Contact Energy Ltd. *	2,010	9

Fletcher Building Ltd.	4,733	28

Freightways Ltd.	2,224	5

Infratil Ltd.	5,032	6

Kiwi Income Property Trust	4,050	3

Mainfreight Ltd.	161	1

Telecom Corp. of New Zealand Ltd.	14,468	22
Vector Ltd.	704	1
		86

Norway – 0.9%

DnB NOR ASA *	8,678	99

Norsk Hydro ASA *	6,550	50

Orkla ASA	6,971	62

Petroleum Geo-Services ASA *	1,532	20

Renewable Energy Corp. ASA *	2,013	9

Schibsted ASA *	462	12

Statoil ASA	9,149	213

Storebrand ASA *	2,959	23

Tandberg ASA	650	19

Telenor ASA *	6,012	81

Tomra Systems ASA	817	4
Yara International ASA	1,570	68
		660

Portugal – 0.3%

Banco Comercial Portugues S.A. (Registered)	26,371	29

Banco Espirito Santo S.A. (Registered) *	1,806	10

Brisa Auto-Estradas de Portugal S.A.	3,152	27

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.2% – continued

Portugal – 0.3% – continued

Cimpor Cimentos de Portugal SGPS S.A.	1,631	$12

Galp Energia SGPS S.A., Class B	1,843	32

Jeronimo Martins SGPS S.A.	1,773	18

Portugal Telecom SGPS S.A. (Registered)	6,532	73
Sonae SGPS S.A.	5,703	7
		208

Singapore – 0.2%

City Developments Ltd.	5,000	38

ComfortDelgro Corp. Ltd.	15,000	17

Ezra Holdings Ltd.	5,000	8

Hyflux Ltd.	2,000	5

SembCorp Industries Ltd.	7,000	21

SembCorp Marine Ltd.	7,000	21
Singapore Airlines Ltd.	4,000	43
		153

Spain – 3.0%

Abertis Infraestructuras S.A.	2,470	47

Acciona S.A.	196	22

Acerinox S.A.	1,847	36

ACS Actividades de Construccion y

Servicios S.A.	1,773	82

Banco Bilbao Vizcaya Argentaria S.A.	26,910	368

Banco Santander S.A.	59,135	785

Ebro Puleva S.A.	853	16

Ferrovial S.A.	3,978	39

Gamesa Corp. Tecnologica S.A.	1,856	25

Gas Natural SDG S.A.	3,436	63

Gestevision Telecinco S.A.	712	11

Iberdrola S.A.	37,424	317

Inditex S.A.	1,801	119

NH Hoteles S.A. *	1,427	6

Repsol YPF S.A.	8,833	209

SOS Corp. Alimentaria S.A. *	322	1

Viscofan S.A.	261	7
Zardoya Otis S.A.	864	15
		2,168

Sweden – 1.7%

Alfa Laval AB	2,199	32

Assa Abloy AB, Class B	2,618	51

Electrolux AB, Class B	2,139	49

Elekta AB, Class B	386	11

Hennes & Mauritz AB, Class B	2,121	137

Holmen AB, Class B	548	15

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	31	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL SUSTAINABILITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.2% – continued

Sweden – 1.7% – continued

Sandvik AB	8,632	$108

Scania AB, Class B	2,895	46

Skanska AB, Class B	2,885	53

SKF AB, Class B	2,831	50

SSAB AB, Class A	1,739	31

Svenska Cellulosa AB, Class B *	4,374	62

Svenska Handelsbanken AB, Class A	4,488	132

Telefonaktiebolaget LM Ericsson, Class B	21,308	223

TeliaSonera AB *	15,965	113

Volvo AB, Class A *	4,904	49
Volvo AB, Class B *	10,491	105
		1,267

Switzerland – 4.0%

Adecco S.A. (Registered)	1,068	61

Credit Suisse Group A.G. (Registered)	8,213	422

Geberit A.G. (Registered)	268	48

Givaudan S.A. (Registered)	61	54

Holcim Ltd. (Registered) *	1,756	131

Novartis A.G. (Registered)	16,358	884

Roche Holding A.G. (Genusschein)	5,079	824

Romande Energie Holding S.A. (Registered)	1	2

Swiss Reinsurance Co. Ltd. (Registered) *	2,551	125

Swisscom A.G. (Registered)	151	55
Xstrata PLC *	15,750	299
		2,905

United Kingdom – 7.6%

Acergy S.A.	1,050	19

Aggreko PLC	2,044	37

Arriva PLC	1,236	14

AstraZeneca PLC	10,554	471

Aviva PLC	19,988	117

Balfour Beatty PLC	5,287	24

British Airways PLC *	4,242	16

Bunzl PLC	2,260	25

Burberry Group PLC	3,252	35

Capita Group (The) PLC	4,554	52

Centrica PLC	36,766	164

Compass Group PLC	13,629	109

Cookson Group PLC *	1,928	16

De La Rue PLC	601	9

Hays PLC	9,531	16

Home Retail Group PLC	6,566	27

HSBC Holdings PLC	125,698	1,274

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.2% – continued

United Kingdom – 7.6% – continued

Inchcape PLC *	33,064	$15

Intercontinental Hotels Group PLC	2,058	32

International Power PLC	10,747	52

Invensys PLC	5,883	30

ITV PLC *	29,545	27

Kingfisher PLC	16,342	53

Lloyds Banking Group PLC *	285,291	272

National Grid PLC	17,790	173

Next PLC	1,395	46

Pearson PLC	5,808	91

Persimmon PLC *	2,004	14

Reckitt Benckiser Group PLC	5,213	287

Reed Elsevier PLC	8,790	70

Royal Bank of Scotland Group PLC *	124,289	83

Scottish & Southern Energy PLC	6,653	111

Stagecoach Group PLC	5,877	16

Tesco PLC	57,429	380

Tomkins PLC	6,705	24

TUI Travel PLC	4,444	20

Unilever PLC	9,310	273

Vodafone Group PLC	380,387	880

Wolseley PLC *	1,986	48
WPP PLC	9,099	94
		5,516

United States – 41.3%

3M Co.	5,116	428

Adobe Systems, Inc. *	3,789	134

AES (The) Corp. *	4,949	54

Aetna, Inc.	3,163	111

Aflac, Inc.	3,345	182

Agilent Technologies, Inc. *	2,560	88

Air Products & Chemicals, Inc.	1,522	113

Airgas, Inc.	490	31

Allergan, Inc.	2,237	146

Amazon.com, Inc. *	2,347	319

American Express Co.	8,616	355

Amgen, Inc. *	7,160	428

Apache Corp.	2,399	244

Applied Materials, Inc.	9,791	132

AutoZone, Inc. *	263	46

AvalonBay Communities, Inc.	521	45

Ball Corp.	670	36

Bank of New York Mellon (The) Corp.	8,738	270

Baxter International, Inc.	4,431	258

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	32	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.2% – continued

United States – 41.3% – continued

BB&T Corp.	4,940	$160

Becton, Dickinson and Co.	1,713	135

Bed Bath & Beyond, Inc. *	1,850	81

Best Buy Co., Inc.	3,025	129

Biogen Idec, Inc. *	1,926	110

BorgWarner, Inc. *	860	33

Boston Properties, Inc.	970	73

Bristol-Myers Squibb Co.	12,383	331

C.H. Robinson Worldwide, Inc.	1,270	71

Calpine Corp. *	2,569	31

Caterpillar, Inc.	4,514	284

Celgene Corp. *	3,304	205

CenterPoint Energy, Inc.	2,680	38

Charles Schwab (The) Corp.	8,613	161

Chesapeake Energy Corp.	4,641	110

Chubb Corp.	2,432	126

Cisco Systems, Inc. *	41,356	1,076

CME Group, Inc.	523	165

Coach, Inc.	2,312	91

Colgate-Palmolive Co.	3,564	304

Consolidated Edison, Inc.	2,023	90

Cooper Industries PLC	1,206	58

Corning, Inc.	11,212	227

Costco Wholesale Corp.	3,231	193

Crown Castle International Corp. *	2,157	82

CSX Corp.	2,860	146

Cummins, Inc.	1,459	90

Danaher Corp.	2,382	190

Darden Restaurants, Inc.	1,030	46

Deere & Co.	3,054	182

Dell, Inc. *	14,239	214

Devon Energy Corp.	3,205	206

Discover Financial Services	4,090	61

Dover Corp.	1,359	64

Dun & Bradstreet Corp.	323	24

Eaton Corp.	1,250	95

Ecolab, Inc.	1,672	73

Edison International	2,350	80

Emerson Electric Co.	5,455	275

EOG Resources, Inc.	1,889	176

EQT Corp.	905	37

Equity Residential	2,010	79

Expeditors International of Washington, Inc.	1,490	55

Family Dollar Stores, Inc.	970	36

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.2% – continued

United States – 41.3% – continued

Fastenal Co.	1,014	$49

FedEx Corp.	2,264	211

Fifth Third Bancorp	5,802	79

First Solar, Inc. *	465	57

FPL Group, Inc.	2,982	144

Franklin Resources, Inc.	1,208	134

Gap (The), Inc.	3,775	87

General Mills, Inc.	2,380	168

Genuine Parts Co.	1,120	47

Genworth Financial, Inc., Class A *	3,672	67

Genzyme Corp. *	1,908	99

Gilead Sciences, Inc. *	6,562	298

Google, Inc., Class A *	1,722	976

Harley-Davidson, Inc.	1,655	46

Hartford Financial Services Group, Inc.	2,839	81

Hess Corp.	2,346	147

Hewlett-Packard Co.	17,283	919

Host Hotels & Resorts, Inc.	4,729	69

Hudson City Bancorp, Inc.	4,065	58

Illinois Tool Works, Inc.	3,621	171

Intel Corp.	40,195	895

IntercontinentalExchange, Inc. *	580	65

International Business Machines Corp.	9,361	1,201

International Paper Co.	3,122	77

J.C. Penney Co., Inc.	1,712	55

Johnson & Johnson	20,001	1,304

Johnson Controls, Inc.	4,821	159

KeyCorp	6,219	48

Kimberly-Clark Corp.	3,035	191

Kimco Realty Corp.	3,060	48

Kraft Foods, Inc., Class A	12,463	377

Limited Brands, Inc.	2,399	59

Lincoln National Corp.	2,130	65

M&T Bank Corp.	841	67

Marriott International, Inc., Class A	2,616	82

Marriott International, Inc., Class A – Fractional Shares *	40,652	–

Martin Marietta Materials, Inc.	275	23

Masco Corp.	2,640	41

Mattel, Inc.	2,548	58

McDonald’s Corp.	7,802	521

MDU Resources Group, Inc.	1,400	30

MeadWestvaco Corp.	1,138	29

MetroPCS Communications, Inc. *	1,637	12

Motorola, Inc. *	16,556	116

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	33	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL SUSTAINABILITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.2% – continued

United States – 41.3% – continued

National-Oilwell Varco, Inc.	3,012	$122

NetApp, Inc. *	2,406	78

NII Holdings, Inc. *	1,136	47

NIKE, Inc., Class B	2,130	157

Nordstrom, Inc.	1,557	64

Norfolk Southern Corp.	2,607	146

Northern Trust Corp. (2)(3)	1,740	96

NRG Energy, Inc. *	1,861	39

Nucor Corp.	2,274	103

NYSE Euronext	1,842	55

Omnicom Group, Inc.	2,239	87

Owens-Illinois, Inc. *	879	31

PACCAR, Inc.	2,675	116

People’s United Financial, Inc.	2,747	43

PepsiCo, Inc.	11,728	776

PG&E Corp.	2,635	112

Pitney Bowes, Inc.	1,550	38

PNC Financial Services Group, Inc.	3,729	223

PPL Corp.	2,780	77

Praxair, Inc.	2,244	186

Principal Financial Group, Inc.	2,402	70

Procter & Gamble (The) Co.	21,168	1,339

Progressive (The) Corp.	4,971	95

ProLogis	3,270	43

Public Service Enterprise Group, Inc.	3,807	112

QUALCOMM, Inc.	12,016	505

Questar Corp.	1,209	52

R.R. Donnelley & Sons Co.	1,417	30

Regions Financial Corp.	8,283	65

Rockwell Automation, Inc.	1,067	60

Roper Industries, Inc.	689	40

RRI Energy, Inc. *	2,138	8

Sempra Energy	1,827	91

Sigma-Aldrich Corp.	900	48

Sprint Nextel Corp. *	21,852	83

SPX Corp.	338	22

St. Jude Medical, Inc. *	2,369	97

Stanley Black & Decker, Inc.	1,090	63

Staples, Inc.	5,255	123

Starbucks Corp.	5,312	129

Starwood Hotels & Resorts Worldwide, Inc.	1,380	64

State Street Corp.	3,526	159

SunTrust Banks, Inc.	3,638	97

Sysco Corp.	4,317	127

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.2% – continued

United States – 41.3% – continued

T.Rowe Price Group, Inc.	1,929	$106

Target Corp.	5,471	288

Texas Instruments, Inc.	8,872	217

Thermo Fisher Scientific, Inc. *	2,975	153

Thomson Reuters Corp.	2,997	109

Tiffany & Co.	867	41

TJX Cos., Inc.	3,068	130

Travelers (The) Cos., Inc.	3,697	199

U.S. Bancorp	13,705	355

United Parcel Service, Inc., Class B	5,141	331

United States Steel Corp.	1,020	65

VF Corp.	811	65

Vornado Realty Trust	1,336	101

Vulcan Materials Co.	890	42

W.W. Grainger, Inc.	561	61

Walt Disney (The) Co.	13,958	487

WellPoint, Inc. *	3,197	206

Wells Fargo & Co.	37,450	1,165

Weyerhaeuser Co.	1,543	70

Whirlpool Corp.	560	49

Windstream Corp.	3,290	36

Wisconsin Energy Corp.	850	42

Xerox Corp.	9,531	93

XTO Energy, Inc.	4,156	196
Zimmer Holdings, Inc. *	1,553	92
		30,160
Total Common Stocks
(Cost $64,366) (4)		70,184

PREFERRED STOCKS – 0.2%
Germany – 0.2%

Henkel A.G. & Co. KGaA	1,236	66
Volkswagen A.G.	772	71
		137
Total Preferred Stocks
(Cost $124) (4)		137
INVESTMENT COMPANIES – 2.0%

Northern Institutional Funds – Diversified Assets Portfolio (5)(6)	1,471,964	1,472
Total Investment Companies
(Cost $1,472)		1,472

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	34	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

	NUMBER OF SHARES	VALUE (000s)
RIGHTS – 0.0%
Volkswagen A.G. *	1,007	$1
Total Rights
(Cost $ –) (4)		1

Total Investments – 98.4%
(Cost $65,962)		71,794
Other Assets less Liabilities – 1.6%		1,187
NET ASSETS – 100.0%		$72,981

(1)	Restricted security that has been deemed illiquid. At March 31, 2010, the value of the restricted illiquid security amounted to approximately $207,000 or 0.28% of net assets. Additional information on the restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000s)
Canadian Imperial Bank of Commerce	3/5/08 – 3/19/10	$161

(2)	At March 31, 2009, the value of the Fund’s investment in Northern Trust Corp. was approximately $71,000 with gross purchases of approximately $31,000 and change in unrealized depreciation of approximately $6,000 during the fiscal year ended March 31, 2010. There were no sales during the fiscal year ended March 31, 2010.
(3)	Investment in affiliate.
(4)	In accordance with the Fund’s prospectus, adjustment factors were provided by an independent evaluation service to determine the value of certain foreign securities.
(5)	Investment in affiliated Portfolio. Northern Trust Investments, N.A. is an investment adviser of the Fund and an investment adviser to the Northern Institutional Funds.
(6)	The Fund had approximately $1,472,000 of net purchases in the Diversified Assets Portfolio of the Northern Institutional Funds during the fiscal year ended March 31, 2010.

*	Non-Income Producing Security

Percentages shown are based on Net Assets.

At March 31, 2010, the Global Sustainability Index Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAIN (000s)
DJ Euro Stoxx 50(Euro)	13	$501	Long	6/10	$4
FTSE 100 Index (British Pound)	3	255	Long	6/10	1
S&P 60 (Canadian Dollar)	1	138	Long	6/10	–
S&P 500 E-Mini (U.S. Dollar)	23	1,340	Long	6/10	14
SPI 200 (Australian Dollar)	1	112	Long	6/10	1
TOPIX Index (Japanese Yen)	3	314	Long	6/10	20

Total					$40

At March 31, 2010, the Global Sustainability Index Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
United States Dollar	42.8%
Euro	15.2
British Pound	10.2
Japanese Yen	9.9
Canadian Dollar	7.8
Australian Dollar	5.4
All other currencies less than 5%	8.7

Total	100.0%

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	35	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL SUSTAINABILITY INDEX FUND continued	MARCH 31, 2010

At March 31, 2010, the industry sectors (unaudited) for the Global Sustainability Index Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	10.4%
Consumer Staples	10.0
Energy	7.3
Financials	23.4
Health Care	9.8
Industrials	11.7
Information Technology	12.7
Materials	7.3
Telecommunication Services	3.2
Utilities	4.2

Total	100.0%

At March 31, 2010, the Global Sustainability Index Fund had outstanding forward foreign currency exchange contracts as follows:

CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED GAIN (LOSS) (000s)
British Pound	140	United States Dollar	210	6/16/10	$(2)
Euro	233	United States Dollar	315	6/16/10	–
Japanese Yen	18,094	United States Dollar	200	6/16/10	6
United States Dollar	91	British Pound	61	6/16/10	1
United States Dollar	125	British Pound	83	6/16/10	1
United States Dollar	100	British Pound	65	6/16/10	(1)
United States Dollar	85	Euro	62	6/16/10	(2)
United States Dollar	187	Euro	137	6/16/10	(2)
United States Dollar	180	Euro	135	6/16/10	3
United States Dollar	100	Euro	74	6/16/10	–
United States Dollar	226	Japanese Yen	20,429	6/16/10	(7)
United States Dollar	140	Japanese Yen	12,863	6/16/10	(2)

Total					$(5)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3 – Significant unobservable inputs (e.g. information about assumptions, including risk, market particpants would use in pricing a security)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Global Sustainability Index Fund’s investments and other financial instruments, which are carried at fair value, as of March 31, 2010:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)		LEVEL 3 (000s)	TOTAL (000s)
Common Stocks

Consumer Discretionary	$3,902	$3,320		$–	$7,222

Consumer Staples	3,685	3,268		–	6,953

Energy	2,432	2,720		–	5,152

Financials	7,700	8,819		–	16,519

Health Care	3,988	2,910		–	6,898

Industrials	3,770	4,429		–	8,199

Information Technology	6,870	2,035		–	8,905

Materials	1,693	3,442		–	5,135

Telecommunication Services	442	1,813		–	2,255

Utilities	1,121	1,825		–	2,946
Preferred Stocks	–	137	(1)	–	137

Rights	–	1	(1)	–	1
Investment Companies	1,472	–		–	1,472

Total Investments	$37,075	$34,719		$–	$71,794

Other Financial Instruments *	$40	$(5)		$–	$35

(1)	Classifications as defined in the Schedule of Investments.

* Other financial instruments include futures and forwards, if applicable.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	36	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND	MARCH 31, 2010

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.5%

Australia – 8.4%

AGL Energy Ltd.	64,113	$883

Alumina Ltd.	357,377	561

Amcor Ltd.	177,279	1,038

AMP Ltd.	292,814	1,680

Aristocrat Leisure Ltd.	55,936	232

Arrow Energy Ltd. *	80,334	370

Asciano Group *	401,354	696

ASX Ltd.	25,217	784

Australia & New Zealand Banking Group Ltd.	366,795	8,516

AXA Asia Pacific Holdings Ltd.	147,709	856

Bendigo and Adelaide Bank Ltd.	52,539	481

BGP Holdings PLC – Fractional Shares *	980,773	–

BHP Billiton Ltd.	491,264	19,711

Billabong International Ltd.	27,813	287

BlueScope Steel Ltd. *	264,382	704

Boral Ltd.	89,028	457

Brambles Ltd.	201,856	1,362

Caltex Australia Ltd.	18,349	190

CFS Retail Property Trust	247,860	426

Coca-Cola Amatil Ltd.	79,883	824

Cochlear Ltd.	8,266	552

Commonwealth Bank of Australia	223,395	11,519

Computershare Ltd.	64,147	736

Crown Ltd.	71,757	538

CSL Ltd.	84,047	2,808

CSR Ltd.	198,752	300

Dexus Property Group	668,979	497

Energy Resources of Australia Ltd.	9,255	160

Fairfax Media Ltd.	311,944	514

Fortescue Metals Group Ltd. *	177,643	796

Foster’s Group Ltd.	276,276	1,338

Goodman Fielder Ltd.	178,044	233

Goodman Group	878,224	527

GPT Group	1,326,048	699

Harvey Norman Holdings Ltd.	73,421	243

Incitec Pivot Ltd.	233,798	742

Insurance Australia Group Ltd.	300,496	1,068

Intoll Group	311,652	320

Leighton Holdings Ltd.	21,424	765

Lend Lease Group	77,213	614

Macquarie Group Ltd.	47,689	2,062

MAp Group	105,702	299

Metcash Ltd.	105,824	402

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.5% – continued

Australia – 8.4% – continued

Mirvac Group	391,693	$529

National Australia Bank Ltd.	307,325	7,746

Newcrest Mining Ltd.	69,561	2,096

Nufarm Ltd.	24,201	182

OneSteel Ltd.	192,336	687

Orica Ltd.	52,023	1,276

Origin Energy Ltd.	126,148	1,913

OZ Minerals Ltd. *	430,651	451

Paladin Energy Ltd. *	88,780	321

Qantas Airways Ltd. *	156,186	406

QBE Insurance Group Ltd.	146,548	2,796

Rio Tinto Ltd.	64,910	4,652

Santos Ltd.	118,770	1,595

Sims Metal Management Ltd.	22,246	438

Sonic Healthcare Ltd.	53,192	700

SP AusNet	178,711	148

Stockland	342,962	1,254

Suncorp-Metway Ltd.	179,702	1,406

TABCORP Holdings Ltd.	88,332	559

Tatts Group Ltd.	167,152	377

Telstra Corp. Ltd.	616,990	1,691

Toll Holdings Ltd.	95,825	651

Transurban Group	163,632	758

Wesfarmers Ltd.	148,966	4,338

Wesfarmers Ltd. – PPS	21,977	642

Westfield Group	312,200	3,450

Westpac Banking Corp.	429,427	10,949

Woodside Petroleum Ltd.	82,341	3,538

Woolworths Ltd.	184,980	4,748
WorleyParsons Ltd.	23,971	558
		128,645

Austria – 0.3%

Erste Group Bank A.G.	26,979	1,133

Immoeast A.G. *	57,496	316

OMV A.G.	21,938	824

Raiffeisen International Bank Holding A.G.	8,064	383

Telekom Austria A.G.	45,142	631

Verbund – Oesterreichische Elektrizita-etswirtschafts A.G., Class A *	10,654	423

Vienna Insurance Group	5,312	280
Voestalpine A.G.	17,058	691
		4,681

Belgium – 0.9%

Anheuser-Busch InBev N.V.	106,356	5,362

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	37	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.5% – continued

Belgium – 0.9% – continued

Belgacom S.A.	21,798	$852

Cie Nationale A Portefeuille	4,440	233

Colruyt S.A.	2,200	542

Delhaize Group S.A.	16,189	1,302

Dexia S.A. *	78,196	466

Fortis *	319,710	1,137

Groupe Bruxelles Lambert S.A.	11,648	1,029

KBC Groep N.V. *	22,996	1,112

Mobistar S.A.	4,156	255

Solvay S.A., Class A	8,491	872

UCB S.A.	14,606	626
Umicore	16,711	583
		14,371

Denmark – 0.9%

A.P. Moller – Maersk A/S, Class A	80	581

A.P. Moller – Maersk A/S, Class B	188	1,430

Carlsberg A/S, Class B	15,418	1,295

Coloplast A/S, Class B	3,144	346

Danske Bank A/S *	64,471	1,588

DSV A/S	30,604	548

H. Lundbeck A/S	8,277	156

Novo-Nordisk A/S, Class B	64,796	5,026

Novozymes A/S, Class B	6,655	736

Topdanmark A/S *	1,971	257

TrygVesta A/S	3,551	234

Vestas Wind Systems A/S *	29,019	1,585
William Demant Holding A/S *	3,267	231
		14,013

Finland – 1.2%

Elisa OYJ *	19,758	408

Fortum OYJ	63,123	1,545

Kesko OYJ, Class B	9,160	361

Kone OYJ, Class B	22,405	927

Metso OYJ	18,530	597

Neste Oil OYJ	17,625	307

Nokia OYJ	552,973	8,599

Nokian Renkaat OYJ *	15,750	409

Orion OYJ, Class B	12,359	273

Outokumpu OYJ	16,338	359

Pohjola Bank PLC	19,297	217

Rautaruukki OYJ	11,690	253

Sampo OYJ, Class A	59,849	1,589

Sanoma OYJ *	11,121	247

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.5% – continued

Finland – 1.2% – continued

Stora Enso OYJ, Class R	84,608	$645

UPM-Kymmene OYJ	76,030	1,010
Wartsila OYJ	12,175	617
		18,363

France – 10.2%

Accor S.A.	21,149	1,169

Aeroports de Paris	4,102	338

Air France-KLM *	18,962	300

Air Liquide S.A.	37,276	4,469

Alcatel-Lucent *	333,446	1,051

Alstom S.A.	28,984	1,810

ArcelorMittal	126,837	5,574

Atos Origin S.A. *	6,262	314

AXA S.A.	249,731	5,549

BioMerieux	1,912	219

BNP Paribas	137,978	10,585

Bouygues S.A.	31,802	1,601

Bureau Veritas S.A.	6,758	359

Cap Gemini S.A.	21,297	1,050

Carrefour S.A.	93,289	4,501

Casino Guichard Perrachon S.A.	7,972	674

Christian Dior S.A.	9,131	973

Cie Generale d’Optique Essilor International S.A.	28,571	1,823

CNP Assurances	5,459	515

Compagnie de Saint-Gobain	55,059	2,641

Compagnie Generale de Geophysique-Veritas *	20,856	591

Compagnie Generale des Establissements

Michelin, Class B	20,943	1,541

Credit Agricole S.A.	132,813	2,322

Danone	80,967	4,881

Dassault Systemes S.A.	9,461	560

EDF S.A.	33,861	1,849

Eiffage S.A.	5,581	289

Eramet	732	252

Eurazeo	3,849	267

Eutelsat Communications	14,580	518

Fonciere Des Regions	3,363	371

France Telecom S.A.	270,818	6,486

GDF Suez	181,349	7,011

GDF Suez (VVPR) *	8,064	–

Gecina S.A.	2,589	286

Groupe Eurotunnel S.A.	66,887	682

Hermes International	7,637	1,062

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	38	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.5% – continued

France – 10.2% – continued

ICADE	3,303	$368

Iliad S.A.	2,265	233

Imerys S.A.	4,681	289

Ipsen S.A.	3,525	172

JC Decaux S.A. *	9,279	259

Klepierre	13,325	523

Lafarge S.A.	28,631	2,011

Lagardere S.C.A.	17,073	692

Legrand S.A.	15,475	488

L’Oreal S.A.	35,362	3,715

LVMH Moet Hennessy Louis Vuitton S.A.	36,278	4,234

M6-Metropole Television	8,980	232

Natixis *	126,091	679

Neopost S.A.	4,427	354

PagesJaunes Groupe	17,028	196

Pernod-Ricard S.A.	28,309	2,402

Peugeot S.A. *	22,053	650

PPR	10,868	1,445

Publicis Groupe S.A.	16,976	727

Renault S.A. *	26,536	1,246

Safran S.A.	27,210	710

Sanofi-Aventis	153,244	11,441

Schneider Electric S.A.	35,079	4,109

SCOR S.E.	24,075	608

SES S.A.	41,261	1,041

Societe BIC S.A.	3,697	283

Societe Des Autoroutes Paris-Rhin-Rhone *	3,147	226

Societe Generale	92,030	5,781

Societe Television Francaise 1	16,430	304

Sodexo	13,518	809

Suez Environnement Co.	38,491	885

Technip S.A.	14,980	1,216

Thales S.A.	13,105	526

Total S.A.	307,544	17,861

Unibail-Rodamco S.E.	13,624	2,758

Vallourec S.A.	8,230	1,662

Veolia Environnement	56,757	1,973

Vinci S.A.	66,617	3,930
Vivendi	183,293	4,911
		156,432

Germany – 7.2%

Adidas A.G.	29,981	1,601

Allianz S.E. (Registered)	66,147	8,297

BASF S.E.	134,570	8,350

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.5% – continued

Germany – 7.2% – continued

Bayer A.G.	120,926	$8,181

Bayerische Motoren Werke A.G.	47,520	2,190

Beiersdorf A.G.	12,655	756

Celesio A.G.	11,728	375

Commerzbank A.G. *	101,509	870

Daimler A.G. (Registered)	133,518	6,288

Deutsche Bank A.G. (Registered)	86,655	6,669

Deutsche Boerse A.G.	28,024	2,078

Deutsche Lufthansa A.G. (Registered)	32,206	534

Deutsche Post A.G. (Registered)	127,851	2,214

Deutsche Postbank A.G. *	12,968	416

Deutsche Telekom A.G. (Registered)	414,718	5,623

E.ON A.G.	277,303	10,241

Fraport A.G. Frankfurt Airport Services Worldwide	5,084	267

Fresenius Medical Care A.G. & Co. KGaA	27,356	1,544

Fresenius S.E.	3,969	296

GEA Group A.G.	23,122	536

Hannover Rueckversicherung A.G. (Registered) *	8,316	411

HeidelbergCement A.G.	20,188	1,127

Henkel A.G. & Co. KGaA	18,635	863

Hochtief A.G.	6,217	522

Infineon Technologies A.G. *	155,674	1,081

K+S A.G.	24,613	1,494

Linde A.G.	21,702	2,585

MAN S.E.	15,312	1,282

Merck KGaA	9,281	752

Metro A.G.	16,285	966

Muenchener Rueckversicherungs A.G. (Registered)	29,028	4,712

Puma A.G. Rudolf Dassler Sport	718	228

RWE A.G.	61,294	5,433

Salzgitter A.G.	5,716	530

SAP A.G.	126,499	6,129

Siemens A.G. (Registered)	120,473	12,070

Solarworld A.G.	11,539	174

Suedzucker A.G.	9,399	207

ThyssenKrupp A.G.	47,624	1,638

TUI A.G. *	21,254	239

United Internet A.G. (Registered) *	17,486	265

Volkswagen A.G.	4,132	399
Wacker Chemie A.G.	2,164	322
		110,755

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	39	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.5% – continued

Greece – 0.4%

Alpha Bank A.E. *	67,010	$640

Bank of Cyprus Public Co. Ltd.	82,582	523

Coca Cola Hellenic Bottling Co. S.A.	26,389	708

EFG Eurobank Ergasias S.A. *	47,741	439

Hellenic Petroleum S.A.	13,011	149

Hellenic Telecommunications Organization S.A.	36,156	450

Marfin Investment Group S.A. *	89,277	206

National Bank of Greece S.A. *	87,354	1,766

OPAP S.A.	32,250	734

Piraeus Bank S.A. *	44,904	393

Public Power Corp. S.A. *	15,977	283
Titan Cement Co. S.A.	8,000	213
		6,504

Hong Kong – 2.4%

ASM Pacific Technology Ltd.	27,200	258

Bank of East Asia Ltd.	212,320	784

BOC Hong Kong Holdings Ltd.	531,000	1,264

Cathay Pacific Airways Ltd. *	182,000	383

Cheung Kong Holdings Ltd.	228,000	2,933

Cheung Kong Infrastructure Holdings Ltd.	62,000	240

Chinese Estates Holdings Ltd.	96,000	161

CLP Holdings Ltd.	293,501	2,099

Esprit Holdings Ltd.	165,562	1,302

Foxconn International Holdings Ltd. *	297,000	312

Genting Singapore PLC *	689,380	435

Hang Lung Group Ltd.	116,000	614

Hang Lung Properties Ltd.	298,000	1,198

Hang Seng Bank Ltd.	108,500	1,514

Henderson Land Development Co. Ltd.	155,000	1,089

Hong Kong & China Gas Co. Ltd.	564,890	1,411

Hong Kong Aircraft Engineerg Co. Ltd.	9,200	116

Hong Kong Exchanges and Clearing Ltd.	146,600	2,442

Hongkong Electric Holdings Ltd.	199,500	1,183

Hopewell Holdings Ltd.	79,500	236

Hutchison Whampoa Ltd.	306,000	2,234

Hysan Development Co. Ltd.	87,267	252

Kerry Properties Ltd.	104,199	558

Li & Fung Ltd.	322,800	1,583

Lifestyle International Holdings Ltd.	79,500	143

Link REIT (The)	313,754	774

Mongolia Energy Co Ltd. *	423,000	195

MTR Corp.	207,578	783

New World Development Ltd.	363,139	709

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.5% – continued

Hong Kong – 2.4% – continued

Noble Group Ltd.	275,400	$601

NWS Holdings Ltd.	115,000	229

Orient Overseas International Ltd.	29,700	220

PCCW Ltd.	494,000	147

Sands China Ltd. *	277,728	440

Shangri-La Asia Ltd.	180,000	353

Sino Land Co. Ltd.	248,038	485

Sun Hung Kai Properties Ltd.	215,000	3,228

Swire Pacific Ltd., Class A	110,500	1,333

Television Broadcasts Ltd.	40,000	194

Wharf Holdings Ltd.	198,000	1,116

Wheelock & Co. Ltd.	126,000	371

Wing Hang Bank Ltd.	24,500	224
Yue Yuen Industrial Holdings Ltd.	91,000	315
		36,461

Ireland – 0.5%

Anglo Irish Bank Corp. Ltd. (1)*	93,434	–

CRH PLC	99,854	2,492

Elan Corp. PLC *	72,433	547

Experian PLC	147,729	1,452

Kerry Group PLC, Class A	20,243	630

Ryanair Holdings PLC ADR *	5,370	146
Shire PLC	84,991	1,876
		7,143

Italy – 3.1%

A2A S.p.A.	152,175	285

Assicurazioni Generali S.p.A.	173,534	4,162

Atlantia S.p.A.	36,800	860

Autogrill S.p.A. *	14,004	170

Banca Carige S.p.A.	89,611	245

Banca Monte dei Paschi di Siena S.p.A.	320,818	475

Banca Popolare di Milano Scarl	58,841	366

Banco Popolare Scarl *	92,884	645

Enel S.p.A.	964,283	5,386

ENI S.p.A.	380,627	8,939

Exor S.p.A.	10,014	174

Fiat S.p.A. *	109,391	1,427

Finmeccanica S.p.A.	58,233	776

Fondiaria-Sai S.p.A.	8,780	132

Intesa Sanpaolo S.p.A. *	1,133,108	4,216

Intesa Sanpaolo S.p.A. (RSP)	128,450	384

Italcementi S.p.A.	10,066	116

Luxottica Group S.p.A.	17,195	460

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	40	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.5% – continued

Italy – 3.1% – continued

Mediaset S.p.A.	101,804	$876

Mediobanca S.p.A. *	68,147	732

Mediolanum S.p.A.	30,695	180

Parmalat S.p.A.	247,108	678

Pirelli & C. S.p.A. *	362,480	223

Prysmian S.p.A.	15,252	299

Saipem S.p.A.	37,954	1,471

Snam Rete Gas S.p.A.	203,784	1,032

Telecom Italia S.p.A.	1,439,182	2,075

Telecom Italia S.p.A. (RSP)	873,334	986

Tenaris S.A.	72,729	1,562

Terna S.p.A.	187,276	811

UniCredit S.p.A. *	2,396,752	7,074

Unione di Banche Italiane SCPA	82,664	1,115
Unipol Gruppo Finanziario S.p.A. *	99,457	112
		48,444

Japan – 21.5%

77 Bank (The) Ltd.	55,000	314

ABC-Mart, Inc.	3,500	112

Acom Co. Ltd.	5,250	86

Advantest Corp.	23,200	577

Aeon Co. Ltd.	91,800	1,039

Aeon Credit Service Co. Ltd.	10,900	129

Aeon Mall Co. Ltd.	11,300	238

Air Water, Inc.	19,569	224

Aisin Seiki Co. Ltd.	27,500	824

Ajinomoto Co., Inc.	95,000	941

Alfresa Holdings Corp.	5,100	220

All Nippon Airways Co. Ltd. *	117,000	334

Amada Co. Ltd.	48,000	403

Aozora Bank Ltd.	101,000	143

Asahi Breweries Ltd.	55,700	1,042

Asahi Glass Co. Ltd.	144,000	1,615

Asahi Kasei Corp.	184,000	989

Asics Corp.	22,000	215

Astellas Pharma, Inc.	67,900	2,459

Bank of Kyoto (The) Ltd.	48,000	442

Bank of Yokohama (The) Ltd.	177,000	864

Benesse Holdings, Inc.	11,000	476

Bridgestone Corp.	87,200	1,489

Brother Industries Ltd.	30,600	368

Canon Marketing Japan, Inc.	9,100	124

Canon, Inc.	158,100	7,309

Casio Computer Co. Ltd.	33,100	255

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.5% – continued

Japan – 21.5% – continued

Central Japan Railway Co.	229	$1,744

Chiba Bank (The) Ltd.	109,000	650

Chiyoda Corp.	21,746	215

Chubu Electric Power Co., Inc.	99,300	2,483

Chugai Pharmaceutical Co. Ltd.	32,355	608

Chugoku Bank (The) Ltd.	24,000	324

Chugoku Electric Power (The) Co., Inc.	40,800	811

Chuo Mitsui Trust Holdings, Inc.	132,000	494

Citizen Holdings Co. Ltd.	39,600	271

Coca-Cola West Co. Ltd.	7,700	126

Cosmo Oil Co. Ltd.	79,000	191

Credit Saison Co. Ltd.	21,700	337

Dai Nippon Printing Co. Ltd.	81,000	1,090

Daicel Chemical Industries Ltd.	41,000	281

Daido Steel Co. Ltd. *	40,000	168

Daihatsu Motor Co. Ltd.	29,000	277

Daiichi Sankyo Co. Ltd.	96,600	1,810

Daikin Industries Ltd.	33,600	1,376

Dainippon Sumitomo Pharma Co. Ltd.	22,500	206

Daito Trust Construction Co. Ltd.	11,400	550

Daiwa House Industry Co. Ltd.	73,000	824

Daiwa Securities Group, Inc.	238,000	1,253

Dena Co. Ltd.	40	296

Denki Kagaku Kogyo Kabushiki Kaisha	66,000	284

Denso Corp.	69,700	2,077

Dentsu, Inc.	24,218	637

Dowa Holdings Co. Ltd.	37,450	226

East Japan Railway Co.	50,322	3,498

Eisai Co. Ltd.	36,000	1,283

Electric Power Development Co. Ltd.	19,200	632

Elpida Memory, Inc. *	26,000	509

FamilyMart Co. Ltd.	8,100	257

Fanuc Ltd.	28,700	3,047

Fast Retailing Co. Ltd.	6,800	1,181

Fuji Electric Holdings Co. Ltd. *	86,000	235

Fuji Heavy Industries Ltd. *	81,000	417

Fuji Media Holdings, Inc.	64	94

FUJIFILM Holdings Corp.	66,400	2,288

Fujitsu Ltd.	265,000	1,728

Fukuoka Financial Group, Inc.	107,000	453

Furukawa Electric Co. Ltd.	93,000	484

GS Yuasa Corp.	55,000	371

Gunma Bank (The) Ltd.	58,000	321

Hachijuni Bank (The) Ltd.	58,523	332

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	41	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.5% – continued

Japan – 21.5% – continued

Hakuhodo DY Holdings, Inc.	3,180	$167

Hankyu Hanshin Holdings, Inc.	163,800	759

Hino Motors Ltd. *	36,000	151

Hirose Electric Co. Ltd.	4,400	506

Hiroshima Bank (The) Ltd.	68,000	286

Hisamitsu Pharmaceutical Co., Inc.	9,200	342

Hitachi Chemical Co. Ltd.	14,400	311

Hitachi Construction Machinery Co. Ltd.	14,800	350

Hitachi High-Technologies Corp.	9,500	218

Hitachi Ltd. *	639,000	2,382

Hitachi Metals Ltd.	23,000	242

Hokkaido Electric Power Co., Inc.	26,600	510

Hokuhoku Financial Group, Inc.	185,000	406

Hokuriku Electric Power Co.	27,100	596

Honda Motor Co. Ltd.	243,000	8,585

Hoya Corp.	58,900	1,613

Ibiden Co. Ltd.	18,600	641

Idemitsu Kosan Co. Ltd.	3,100	234

IHI Corp.	183,000	335

INPEX Corp.	118	866

Isetan Mitsukoshi Holdings Ltd.	51,700	555

Isuzu Motors Ltd. *	176,000	477

Ito En Ltd.	8,500	132

ITOCHU Corp.	217,000	1,902

Itochu Techno-Solutions Corp.	4,000	131

Iyo Bank (The) Ltd.	36,000	341

J. Front Retailing Co. Ltd.	71,200	419

Jafco Co. Ltd. *	4,300	113

Japan Petroleum Exploration Co.	3,900	197

Japan Prime Realty Investment Corp.	91	203

Japan Real Estate Investment Corp.	71	605

Japan Retail Fund Investment Corp.	230	271

Japan Steel Works (The) Ltd.	49,000	559

Japan Tobacco, Inc.	644	2,387

JFE Holdings, Inc.	73,700	2,955

JGC Corp.	29,000	518

Joyo Bank (The) Ltd.	101,000	451

JS Group Corp.	36,000	733

JSR Corp.	26,200	548

JTEKT Corp.	26,500	313

Jupiter Telecommunications Co. Ltd.	360	416

Kajima Corp.	117,000	287

Kamigumi Co. Ltd.	36,000	289

Kaneka Corp.	41,000	266

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.5% – continued

Japan – 21.5% – continued

Kansai Electric Power (The) Co., Inc.	114,200	$2,617

Kansai Paint Co. Ltd.	30,000	245

Kao Corp.	77,600	1,963

Kawasaki Heavy Industries Ltd.	206,000	569

Kawasaki Kisen Kaisha Ltd. *	96,000	381

KDDI Corp.	417	2,158

Keihin Electric Express Railway Co. Ltd.	65,000	534

Keio Corp.	87,000	587

Keisei Electric Railway Co. Ltd.	42,000	256

Keyence Corp.	5,960	1,419

Kikkoman Corp.	23,000	269

Kinden Corp.	18,000	158

Kintetsu Corp.	238,000	741

Kirin Holdings Co. Ltd.	120,000	1,765

Kobe Steel Ltd.	359,000	768

Koito Manufacturing Co. Ltd.	13,814	205

Komatsu Ltd.	142,400	2,987

Konami Corp.	13,100	252

Konica Minolta Holdings, Inc.	69,000	806

Kubota Corp.	156,000	1,422

Kuraray Co. Ltd.	50,000	670

Kurita Water Industries Ltd.	16,600	470

Kyocera Corp.	23,300	2,275

Kyowa Hakko Kirin Co. Ltd.	36,000	371

Kyushu Electric Power Co., Inc.	54,500	1,186

Lawson, Inc.	9,600	409

Mabuchi Motor Co. Ltd.	4,000	230

Makita Corp.	16,300	534

Marubeni Corp.	236,000	1,468

Marui Group Co. Ltd.	31,100	225

Maruichi Steel Tube Ltd.	5,300	107

Matsui Securities Co. Ltd.	16,800	120

Mazda Motor Corp.	217,000	611

McDonald’s Holdings Co. Japan Ltd.	9,400	191

MEDIPAL HOLDINGS CORP.	20,200	239

MEIJI Holdings Co. Ltd.	10,112	393

Minebea Co. Ltd.	50,000	304

Mitsubishi Chemical Holdings Corp.	172,500	882

Mitsubishi Corp.	188,100	4,933

Mitsubishi Electric Corp.	293,000	2,693

Mitsubishi Estate Co. Ltd.	177,000	2,898

Mitsubishi Gas Chemical Co., Inc.	53,000	319

Mitsubishi Heavy Industries Ltd.	470,000	1,937

Mitsubishi Logistics Corp.	16,000	199

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	42	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.5% – continued

Japan – 21.5% – continued

Mitsubishi Materials Corp. *	160,000	$461

Mitsubishi Motors Corp. *	516,000	701

Mitsubishi Tanabe Pharma Corp.	33,000	466

Mitsubishi UFJ Financial Group, Inc.	1,837,565	9,589

Mitsubishi UFJ Lease & Finance Co. Ltd.	8,690	316

Mitsui & Co. Ltd.	258,200	4,335

Mitsui Chemicals, Inc.	120,000	363

Mitsui Engineering & Shipbuilding Co. Ltd.	104,000	259

Mitsui Fudosan Co. Ltd.	120,000	2,038

Mitsui Mining & Smelting Co. Ltd.	77,000	231

Mitsui O.S.K. Lines Ltd.	166,000	1,186

Mitsumi Electric Co. Ltd.	11,700	256

Mizuho Financial Group, Inc.	2,016,918	3,993

Mizuho Securities Co. Ltd. *	79,000	250

Mizuho Trust & Banking Co. Ltd. *	208,000	208

MS&AD Insurance Group Holdings, Inc.	78,454	2,171

Murata Manufacturing Co. Ltd.	33,400	1,898

Namco Bandai Holdings, Inc.	27,600	268

NEC Corp.	366,000	1,101

NGK Insulators Ltd.	36,000	735

NGK Spark Plug Co. Ltd.	22,000	299

NHK Spring Co. Ltd.	22,000	202

Nidec Corp.	15,500	1,662

Nikon Corp.	46,000	1,005

Nintendo Co. Ltd.	14,600	4,875

Nippon Building Fund, Inc.	74	636

Nippon Electric Glass Co. Ltd.	50,500	708

Nippon Express Co. Ltd.	124,000	533

Nippon Meat Packers, Inc.	25,000	316

Nippon Mining Holdings, Inc.	127,500	596

Nippon Oil Corp.	181,000	912

Nippon Paper Group, Inc.	12,758	327

Nippon Sheet Glass Co. Ltd.	87,000	257

Nippon Steel Corp.	769,000	3,020

Nippon Telegraph & Telephone Corp.	77,152	3,249

Nippon Yusen Kabushiki Kaisha	215,000	846

Nipponkoa Insurance Co. Ltd.	95,000	596

Nishi-Nippon City Bank (The) Ltd.	94,000	278

Nissan Chemical Industries Ltd.	19,000	266

Nissan Motor Co. Ltd. *	356,100	3,053

Nissha Printing Co. Ltd.	3,792	148

Nisshin Seifun Group, Inc.	26,000	335

Nisshin Steel Co. Ltd.	97,000	202

Nisshinbo Holdings, Inc.	18,000	186

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.5% – continued

Japan – 21.5% – continued

Nissin Foods Holdings Co. Ltd.	10,500	$353

Nitori Co. Ltd.	6,900	524

Nitto Denko Corp.	23,600	912

NOK Corp.	15,600	235

Nomura Holdings, Inc.	546,700	4,010

Nomura Real Estate Holdings, Inc.	12,700	196

Nomura Real Estate Office Fund, Inc.	38	213

Nomura Research Institute Ltd.	13,900	317

NSK Ltd.	68,000	537

NTN Corp.	72,000	325

NTT Data Corp.	184	613

NTT DoCoMo, Inc.	2,278	3,464

NTT Urban Development Corp.	155	131

Obayashi Corp.	97,000	429

Obic Co. Ltd.	950	173

Odakyu Electric Railway Co. Ltd.	92,000	766

OJI Paper Co. Ltd.	124,000	544

Olympus Corp.	31,100	999

Omron Corp.	29,400	683

Ono Pharmaceutical Co. Ltd.	12,300	547

Oracle Corp. Japan	5,300	245

Oriental Land Co. Ltd.	7,300	509

ORIX Corp. *	14,980	1,326

Osaka Gas Co. Ltd.	282,000	1,011

Otsuka Corp.	2,100	133

Panasonic Corp.	290,700	4,460

Panasonic Electric Works Co. Ltd.	55,000	694

Rakuten, Inc.	1,031	745

Resona Holdings, Inc.	69,410	875

Ricoh Co. Ltd.	107,000	1,664

Rinnai Corp.	5,200	273

Rohm Co. Ltd.	14,100	1,053

Sankyo Co. Ltd.	7,400	366

Santen Pharmaceutical Co. Ltd.	10,200	306

Sanyo Electric Co. Ltd. *	264,000	424

Sapporo Hokuyo Holdings, Inc.	39,800	182

Sapporo Holdings Ltd.	35,000	183

SBI Holdings, Inc. *	2,471	488

Secom Co. Ltd.	32,900	1,435

Sega Sammy Holdings, Inc.	27,300	331

Seiko Epson Corp.	19,200	297

Sekisui Chemical Co. Ltd.	60,000	407

Sekisui House Ltd.	79,000	787

Senshu Ikeda Holdings, Inc.	128,957	234

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	43	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.5% – continued

Japan – 21.5% – continued

Seven & I Holdings Co. Ltd.	115,400	$2,789

Seven Bank Ltd.	72	145

Sharp Corp.	153,000	1,914

Shikoku Electric Power Co., Inc.	26,300	745

Shimadzu Corp.	38,000	305

Shimamura Co. Ltd.	3,100	275

Shimano, Inc.	9,900	438

Shimizu Corp.	88,000	367

Shin-Etsu Chemical Co. Ltd.	61,000	3,545

Shinko Electric Industries Co. Ltd.	9,300	144

Shinsei Bank Ltd.	126,000	152

Shionogi & Co. Ltd.	42,700	812

Shiseido Co. Ltd.	50,400	1,095

Shizuoka Bank (The) Ltd.	88,000	767

Showa Denko KK	214,000	483

Showa Shell Sekiyu KK	26,000	176

SMC Corp.	7,800	1,059

Softbank Corp.	108,400	2,671

Sojitz Corp.	186,700	362

Sompo Japan Insurance, Inc.	128,000	898

Sony Corp.	148,400	5,685

Sony Financial Holdings, Inc.	120	394

Square Enix Holdings Co. Ltd.	8,500	185

Stanley Electric Co. Ltd.	19,500	378

Sumco Corp. *	16,000	338

Sumitomo Chemical Co. Ltd.	225,000	1,100

Sumitomo Corp.	162,100	1,865

Sumitomo Electric Industries Ltd.	107,800	1,322

Sumitomo Heavy Industries Ltd.	85,000	510

Sumitomo Metal Industries Ltd.	480,000	1,454

Sumitomo Metal Mining Co. Ltd.	76,000	1,123

Sumitomo Mitsui Financial Group, Inc.	189,019	6,218

Sumitomo Realty & Development Co. Ltd.	55,000	1,047

Sumitomo Rubber Industries Ltd.	23,200	205

Sumitomo Trust & Banking (The) Co. Ltd.	203,000	1,186

Suruga Bank Ltd.	28,000	250

Suzuken Co. Ltd.	9,700	341

Suzuki Motor Corp.	50,800	1,118

Sysmex Corp.	4,628	271

T&D Holdings, Inc.	40,500	955

Taiheiyo Cement Corp. *	119,000	171

Taisei Corp.	136,000	300

Taisho Pharmaceutical Co. Ltd.	17,000	309

Taiyo Nippon Sanso Corp.	39,000	381

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.5% – continued

Japan – 21.5% – continued

Takashimaya Co. Ltd.	42,000	$345

Takeda Pharmaceutical Co. Ltd.	109,900	4,836

TDK Corp.	16,700	1,112

Teijin Ltd.	139,000	467

Terumo Corp.	24,100	1,281

THK Co. Ltd.	16,600	361

Tobu Railway Co. Ltd.	118,000	655

Toho Co. Ltd.	15,500	250

Toho Gas Co. Ltd.	62,000	337

Tohoku Electric Power Co., Inc.	61,300	1,294

Tokio Marine Holdings, Inc.	107,900	3,040

Tokuyama Corp.	44,000	244

Tokyo Electric Power (The) Co., Inc.	178,400	4,749

Tokyo Electron Ltd.	24,500	1,616

Tokyo Gas Co. Ltd.	330,000	1,454

Tokyo Steel Manufacturing Co. Ltd.	13,500	169

Tokyo Tatemono Co. Ltd.	52,000	186

Tokyu Corp.	168,000	703

Tokyu Land Corp.	61,000	232

TonenGeneral Sekiyu KK	39,000	329

Toppan Printing Co. Ltd.	83,000	750

Toray Industries, Inc.	192,000	1,122

Toshiba Corp. *	607,000	3,138

Tosoh Corp.	71,000	180

TOTO Ltd.	40,000	272

Toyo Seikan Kaisha Ltd.	22,600	400

Toyo Suisan Kaisha Ltd.	13,000	336

Toyoda Gosei Co. Ltd.	9,100	255

Toyota Boshoku Corp.	9,300	178

Toyota Industries Corp.	25,800	737

Toyota Motor Corp.	429,600	17,273

Toyota Tsusho Corp.	31,300	491

Trend Micro, Inc.	15,400	537

Tsumura & Co.	8,300	241

Ube Industries Ltd.	150,000	385

Unicharm Corp.	6,000	580

UNY Co. Ltd.	25,100	208

Ushio, Inc.	15,400	261

USS Co. Ltd.	3,110	211

West Japan Railway Co.	248	853

Yahoo! Japan Corp.	2,081	758

Yakult Honsha Co. Ltd.	14,300	386

Yamada Denki Co. Ltd.	12,470	921

Yamaguchi Financial Group, Inc.	29,000	317

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	44	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.5% – continued

Japan – 21.5% – continued

Yamaha Corp.	22,000	$283

Yamaha Motor Co. Ltd. *	31,700	475

Yamato Holdings Co. Ltd.	57,200	801

Yamato Kogyo Co. Ltd.	6,000	199

Yamazaki Baking Co. Ltd.	17,000	210

Yaskawa Electric Corp.	33,000	302
Yokogawa Electric Corp. *	31,700	276
		331,279

Netherlands – 4.4%

Aegon N.V. *	223,019	1,525

Akzo Nobel N.V.	33,190	1,894

ASML Holding N.V.	62,013	2,208

Corio N.V.	7,853	525

European Aeronautic Defence and Space Co. N.V.	58,627	1,177

Fugro N.V. – CVA	9,745	637

Heineken Holding N.V.	15,939	709

Heineken N.V.	35,364	1,816

ING Groep N.V. – CVA *	537,897	5,363

James Hardie Industries S.E. *	59,696	397

Koninklijke Ahold N.V.	170,715	2,277

Koninklijke Boskalis Westminster N.V.	8,834	338

Koninklijke DSM N.V.	22,332	994

Koninklijke Philips Electronics N.V.	145,576	4,674

Koninklijke Vopak N.V. *	4,733	372

QIAGEN N.V. *	32,961	759

Randstad Holding N.V. *	14,724	701

Reed Elsevier N.V.	103,794	1,263

Royal Dutch Shell PLC, Class A (London Exchange)	514,677	14,932

Royal Dutch Shell PLC, Class B (London Exchange)	391,244	10,790

Royal KPN N.V.	247,322	3,921

SBM Offshore N.V.	22,655	454

TNT N.V.	52,852	1,517

Unilever N.V. – CVA	238,171	7,212
Wolters Kluwer N.V.	39,894	866
		67,321

New Zealand – 0.1%

Auckland International Airport Ltd.	124,029	171

Contact Energy Ltd. *	42,805	194

Fletcher Building Ltd.	88,411	523

Sky City Entertainment Group Ltd.	81,063	185

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.5% – continued

New Zealand – 0.1% – continued
Telecom Corp. of New Zealand Ltd.	273,891	$423
		1,496

Norway – 0.7%

DnB NOR ASA *	127,733	1,455

Norsk Hydro ASA *	98,650	752

Orkla ASA	111,850	989

Renewable Energy Corp. ASA *	45,808	214

Seadrill Ltd.	39,900	932

Statoil ASA	169,752	3,946

Telenor ASA *	118,200	1,602
Yara International ASA	27,100	1,176
		11,066

Portugal – 0.2%

Banco Comercial Portugues S.A., Class R	349,198	388

Banco Espirito Santo S.A. (Registered) *	77,809	420

Brisa Auto-Estradas de Portugal S.A.	24,997	212

Cimpor Cimentos de Portugal SGPS S.A.	32,554	246

Energias de Portugal S.A.	249,507	991

Galp Energia SGPS S.A., Class B	22,960	399

Jeronimo Martins SGPS S.A.	30,424	309
Portugal Telecom SGPS S.A. (Registered)	83,191	929
		3,894

Singapore – 1.3%

Ascendas Real Estate Investment Trust	207,213	284

CapitaLand Ltd.	363,500	1,029

CapitaMall Trust	306,600	387

CapitaMalls Asia Ltd. *	187,718	303

City Developments Ltd.	73,000	552

ComfortDelgro Corp. Ltd.	260,000	290

Cosco Corp. Singapore Ltd.	134,000	118

DBS Group Holdings Ltd.	256,029	2,613

Fraser and Neave Ltd.	144,563	494

Golden Agri-Resources Ltd. *	958,787	396

Jardine Cycle & Carriage Ltd.	18,576	389

Keppel Corp. Ltd.	184,000	1,198

Neptune Orient Lines Ltd.	125,750	180

Olam International Ltd.	164,381	304

Oversea-Chinese Banking Corp. Ltd.	389,307	2,420

SembCorp Industries Ltd.	135,600	399

SembCorp Marine Ltd.	114,400	342

Singapore Airlines Ltd.	78,067	851

Singapore Exchange Ltd.	123,000	672

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	45	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.5% – continued

Singapore – 1.3% – continued

Singapore Press Holdings Ltd.	231,000	$630

Singapore Technologies Engineering Ltd.	187,000	426

Singapore Telecommunications Ltd.	1,213,600	2,757

StarHub Ltd.	86,000	141

United Overseas Bank Ltd.	183,000	2,510

UOL Group Ltd.	71,700	199

Wilmar International Ltd.	183,000	874
Yangzijiang Shipbuilding Holdings Ltd.	230,566	191
		20,949

Spain – 3.8%

Abertis Infraestructuras S.A.	40,447	777

Acciona S.A.	3,769	419

Acerinox S.A.	19,312	381

ACS Actividades de Construccion y Servicios S.A.	20,256	934

Banco Bilbao Vizcaya Argentaria S.A.	520,734	7,118

Banco de Sabadell S.A.	132,473	731

Banco de Valencia S.A.	34,845	222

Banco Popular Espanol S.A.	125,216	921

Banco Santander S.A.	1,199,347	15,915

Bankinter S.A.	42,471	354

Criteria Caixacorp S.A.	122,505	607

EDP Renovaveis S.A. *	30,270	236

Enagas	26,199	576

Ferrovial S.A.	64,110	624

Fomento de Construcciones y Contratas S.A.	5,366	197

Gamesa Corp. Tecnologica S.A.	25,178	346

Gas Natural SDG S.A.	33,022	610

Gestevision Telecinco S.A.	13,701	215

Grifols S.A.	17,654	264

Iberdrola Renovables S.A.	124,018	516

Iberdrola S.A.	543,147	4,600

Iberia Lineas Aereas de Espana S.A. *	68,317	238

Inditex S.A.	31,273	2,059

Indra Sistemas S.A.	13,688	280

Mapfre S.A. (Continuous Exchange)	101,169	371

Red Electrica Corp. S.A.	15,540	834

Repsol YPF S.A.	110,231	2,611

Sacyr Vallehermoso S.A. *	12,497	110

Telefonica S.A.	617,396	14,610
Zardoya Otis S.A.	18,482	320
		57,996

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.5% – continued

Sweden – 2.7%

Alfa Laval AB	48,693	$717

Assa Abloy AB, Class B	44,607	874

Atlas Copco AB, Class A	96,104	1,492

Atlas Copco AB, Class B	56,070	787

Electrolux AB, Class B	34,470	789

Getinge AB, Class B	28,834	692

Hennes & Mauritz AB, Class B	75,204	4,865

Holmen AB, Class B	7,354	198

Husqvarna AB, Class B *	74,047	538

Investor AB, Class B *	65,332	1,254

Kinnevik Investment AB, Class B	32,038	589

Lundin Petroleum AB *	30,844	261

Millicom International Cellular S.A. SDR	10,861	973

Nordea Bank AB	472,914	4,665

Ratos AB, Class B *	14,256	472

Sandvik AB	154,214	1,930

Scania AB, Class B	46,129	730

Securitas AB, Class B	45,945	490

Skandinaviska Enskilda Banken AB, Class A *	216,740	1,386

Skanska AB, Class B	56,830	1,034

SKF AB, Class B	55,518	988

SSAB AB, Class A	26,606	479

SSAB AB, Class B	11,775	191

Svenska Cellulosa AB, Class B *	82,095	1,158

Svenska Handelsbanken AB, Class A	70,173	2,055

Swedbank AB, Class A *	86,884	891

Swedish Match AB	35,918	857

Tele2 AB, Class B	44,316	740

Telefonaktiebolaget LM Ericsson, Class B	446,154	4,671

TeliaSonera AB *	336,945	2,393

Volvo AB, Class A *	64,109	634
Volvo AB, Class B *	155,415	1,560
		41,353

Switzerland – 8.1%

ABB Ltd. (Registered) *	325,586	7,107

Actelion Ltd. (Registered) *	14,493	658

Adecco S.A. (Registered)	17,862	1,015

Aryzta A.G.	7,695	337

Aryzta A.G. (Dublin Exchange) *	4,329	188

Baloise Holding A.G. (Registered)	7,248	643

BKW FMB Energie A.G.	1,918	142

Compagnie Financiere Richemont S.A., Class A (Bearer)	78,415	3,040

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	46	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.5% – continued

Switzerland – 8.1% – continued

Credit Suisse Group A.G. (Registered)	164,960	$8,482

GAM Holdings Ltd.	29,046	356

Geberit A.G. (Registered)	5,529	989

Givaudan S.A. (Registered)	1,115	978

Holcim Ltd. (Registered) *	36,669	2,729

Julius Baer Group Ltd.	29,556	1,072

Kuehne + Nagel International A.G. (Registered)	7,768	785

Lindt & Spruengli A.G.	120	284

Lindt & Spruengli A.G. (Registered)	17	460

Logitech International S.A. (Registered) *	25,170	413

Lonza Group A.G. (Registered)	6,633	541

Nestle S.A. (Registered)	503,379	25,754

Nobel Biocare Holding A.G. (Registered)	18,252	488

Novartis A.G. (Registered)	305,962	16,536

Pargesa Holding S.A. (Bearer)	3,736	317

Roche Holding A.G. (Genusschein)	102,157	16,578

Schindler Holding A.G. (Partcipation Certificate)	7,114	627

Schindler Holding A.G. (Registered)	3,021	262

SGS S.A. (Registered)	794	1,096

Sonova Holding A.G. (Registered)	6,651	827

STMicroelectronics N.V.	97,807	972

Straumann Holding A.G. (Registered)	1,081	269

Swatch Group (The) A.G. (Bearer)	4,437	1,417

Swatch Group (The) A.G. (Registered)	6,021	358

Swiss Life Holding A.G. (Registered) *	4,212	553

Swiss Reinsurance Co. Ltd. (Registered) *	49,447	2,432

Swisscom A.G. (Registered)	3,354	1,225

Syngenta A.G. (Registered)	13,952	3,878

Synthes, Inc.	8,580	1,072

UBS A.G. (Registered) *	522,773	8,487

Xstrata PLC *	281,226	5,341
Zurich Financial Services A.G.	21,573	5,536
		124,244

United Kingdom – 18.2%

3i Group PLC	141,167	623

Admiral Group PLC	27,351	548

AMEC PLC	48,377	586

Anglo American PLC *	192,959	8,429

Antofagasta PLC	56,564	894

Associated British Foods PLC	51,361	762

AstraZeneca PLC	211,068	9,422

Autonomy Corp. PLC *	30,996	858

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.5% – continued

United Kingdom – 18.2% – continued

Aviva PLC	396,238	$2,315

BAE Systems PLC	529,542	2,989

Balfour Beatty PLC	94,682	420

Barclays PLC	1,665,131	9,067

BG Group PLC	492,661	8,511

BHP Billiton PLC	321,897	11,029

BP PLC	2,725,755	25,813

British Airways PLC *	81,075	299

British American Tobacco PLC	290,787	10,028

British Land Co. PLC	125,155	913

British Sky Broadcasting Group PLC	180,560	1,654

BT Group PLC	1,108,681	2,083

Bunzl PLC	48,294	528

Burberry Group PLC	62,958	683

Cable & Wireless Worldwide *	368,612	515

Cairn Energy PLC *	196,514	1,242

Capita Group (The) PLC	90,307	1,037

Carnival PLC	23,827	977

Centrica PLC	759,580	3,385

Cobham PLC	166,405	648

Compass Group PLC	282,375	2,255

Diageo PLC	366,311	6,159

Drax Group PLC	50,369	286

Eurasian Natural Resources Corp.	37,456	679

FirstGroup PLC	66,485	363

Fresnillo PLC	24,746	319

G4S PLC	182,601	725

GlaxoSmithKline PLC	755,484	14,498

Hammerson PLC	100,902	602

Home Retail Group PLC	128,896	531

HSBC Holdings PLC	2,528,869	25,638

ICAP PLC	72,261	409

Imperial Tobacco Group PLC	149,483	4,569

Inmarsat PLC	62,931	722

Intercontinental Hotels Group PLC	37,657	589

International Power PLC	219,471	1,061

Invensys PLC	117,534	606

Investec PLC	62,479	511

J. Sainsbury PLC	174,982	872

Johnson Matthey PLC	30,890	819

Kazakhmys PLC *	30,922	718

Kingfisher PLC	340,430	1,108

Land Securities Group PLC	108,886	1,119

Legal & General Group PLC	839,719	1,120

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	47	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.5% – continued

United Kingdom – 18.2% – continued

Liberty International PLC	72,539	$554

Lloyds Banking Group PLC *	5,582,307	5,322

London Stock Exchange Group PLC	20,581	222

Lonmin PLC *	22,363	692

Man Group PLC	244,643	897

Marks & Spencer Group PLC	226,648	1,274

National Grid PLC	364,054	3,546

Next PLC	28,738	944

Old Mutual PLC *	756,367	1,405

Pearson PLC	123,703	1,944

Petrofac Ltd.	30,503	557

Prudential PLC	377,335	3,131

Randgold Resources Ltd.	12,792	980

Reckitt Benckiser Group PLC	89,251	4,911

Reed Elsevier PLC	173,251	1,386

Resolution Ltd. *	331,664	412

Rexam PLC	127,927	568

Rio Tinto PLC	199,914	11,840

Rolls-Royce Group PLC *	280,518	2,537

Royal Bank of Scotland Group PLC *	2,414,832	1,607

RSA Insurance Group PLC	488,329	944

SABMiller PLC	139,122	4,082

Sage Group (The) PLC	189,684	689

Schroders PLC	16,942	361

Scottish & Southern Energy PLC	138,936	2,319

Segro PLC	107,194	520

Serco Group PLC	71,227	649

Severn Trent PLC	34,298	622

Smith & Nephew PLC	126,778	1,265

Smiths Group PLC	55,637	960

Standard Chartered PLC	295,576	8,055

Standard Life PLC	320,439	973

Tesco PLC	1,154,291	7,632

Thomas Cook Group PLC	126,975	520

Tomkins PLC	121,714	436

TUI Travel PLC	77,457	354

Tullow Oil PLC	126,423	2,394

Unilever PLC	187,665	5,505

United Utilities Group PLC	99,648	846

Vedanta Resources PLC	19,619	828

Vodafone Group PLC	7,649,231	17,699

Whitbread PLC	25,566	571

WM Morrison Supermarkets PLC	302,811	1,349

Wolseley PLC *	40,591	982

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.5% – continued

United Kingdom – 18.2% – continued
WPP PLC	180,385	$1,868
		279,688
Total Common Stocks
(Cost $1,387,391) (2)		1,485,098

PREFERRED STOCKS – 0.4%

Germany – 0.4%

Bayerische Motoren Werke A.G.	7,249	257

Fresenius S.E.	11,540	871

Henkel A.G. & Co. KGaA	25,571	1,377

Porsche Automobil Holding S.E.	12,639	772

RWE A.G.	5,766	474
Volkswagen A.G.	21,688	1,990
		5,741
Total Preferred Stocks
(Cost $4,749) (2)		5,741

INVESTMENT COMPANIES – 0.8%
Northern Institutional Funds – Diversified Assets Portfolio (3)(4)	11,696,377	11,696
Total Investment Companies
(Cost $11,696)		11,696

RIGHTS – 0.0%

Australia – 0.0%
Lend Lease Corp. *	13,622	–

Germany – 0.0%
Volkswagen A.G. *	19,220	13
Total Rights
(Cost $–)		13

Total Investments – 97.7%
(Cost $1,403,836)		1,502,548
Other Assets less Liabilities – 2.3%		35,517
NET ASSETS – 100.0%		$1,538,065

(1)	Security has been deemed worthless by the Northern Trust Global Investments Valuation Committee.
(2)	In accordance with the Fund’s prospectus, adjustment factors were provided by an independent evaluation service to determine the value of certain foreign securities.
(3)	Investment in affiliated Portfolio. Northern Trust Investments, N.A. is an investment adviser of the Fund and an investment adviser to the Northern Institutional Funds.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	48	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

(4)	The Fund had approximately $11,696,000 of net purchases in the Diversified Assets Portfolio of the Northern Institutional Funds during the fiscal year ended March 31, 2010.

*	Non-Income Producing Security

Percentages shown are based on Net Assets.

At March 31, 2010, the International Equity Index Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAIN (000s)
DJ Euro Stoxx 50 (Euro)	472	$18,175	Long	6/10	$65
FTSE 100 Index (British Pound)	135	11,494	Long	6/10	55
Hang Seng Index (Hong Kong Dollar)	8	1,094	Long	4/10	4
Nikkei (Japanese Yen)	8	477	Long	6/10	8
Nikkei 225 (United States Dollar)	54	3,016	Long	6/10	17
SGX Nikkei 225 (Japanese Yen)	10	593	Long	6/10	16
SPI 200 (Australian Dollar)	33	3,694	Long	6/10	34
TOPIX Index (Japanese Yen)	73	7,633	Long	6/10	483

Total					$682

At March 31, 2010, the International Equity Index Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
Euro	31.7%
Japanese Yen	22.2
British Pound	21.1
Australian Dollar	8.7
Swiss Franc	7.9
All other currencies less than 5%	8.4

Total	100.0%

At March 31, 2010, the industry sectors (unaudited) for the International Equity Index Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	9.9%
Consumer Staples	10.0
Energy	7.9
Financials	25.4
Health Care	8.1
Industrials	11.8
Information Technology	5.3
Materials	10.5
Telecommunication Services	5.5
Utilities	5.6

Total	100.0%

At March 31, 2010, the International Equity Index Fund had outstanding forward foreign currency exchange contracts as follows:

CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED GAIN (LOSS) (000s)
United States Dollar	50	Euro	37	4/6/10	$–
Australian Dollar	1,660	United States Dollar	1,500	6/16/10	(10)
British Pound	2,684	United States Dollar	4,000	6/16/10	(71)
Danish Krone	967	United States Dollar	175	6/16/10	–
Euro	5,967	United States Dollar	8,000	6/16/10	(59)
Japanese Yen	462,185	United States Dollar	5,000	6/16/10	54
Japanese Yen	224,201	United States Dollar	2,420	6/16/10	21
Singapore Dollar	422	United States Dollar	300	6/16/10	(1)
Swedish Krona	1,450	United States Dollar	200	6/16/10	(1)
Swedish Krona	4,342	United States Dollar	600	6/16/10	(1)
Swiss Franc	1,070	United States Dollar	1,000	6/16/10	(15)
Swiss Franc	956	United States Dollar	900	6/16/10	(7)
United States Dollar	900	Australian Dollar	988	6/16/10	1
United States Dollar	200	Australian Dollar	222	6/16/10	2
United States Dollar	300	Australian Dollar	328	6/16/10	(1)
United States Dollar	300	Australian Dollar	330	6/16/10	–
United States Dollar	150	Australian Dollar	165	6/16/10	–
United States Dollar	1,072	Australian Dollar	1,182	6/16/10	3
United States Dollar	150	Australian Dollar	166	6/16/10	1

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	49	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND continued

CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED GAIN (LOSS) (000s)
United States Dollar	110	Australian Dollar	121	6/16/10	$1
United States Dollar	2,100	British Pound	1,384	6/16/10	–
United States Dollar	700	British Pound	457	6/16/10	(7)
United States Dollar	841	British Pound	560	6/16/10	10
United States Dollar	230	British Pound	153	6/16/10	3
United States Dollar	500	British Pound	331	6/16/10	3
United States Dollar	115	British Pound	77	6/16/10	1
United States Dollar	350	British Pound	230	6/16/10	(2)
United States Dollar	300	British Pound	198	6/16/10	–
United States Dollar	600	British Pound	401	6/16/10	8
United States Dollar	510	British Pound	341	6/16/10	6
United States Dollar	300	British Pound	202	6/16/10	6
United States Dollar	350	British Pound	233	6/16/10	3
United States Dollar	200	British Pound	133	6/16/10	2
United States Dollar	100	Danish Krone	551	6/16/10	–
United States Dollar	193	Danish Krone	1,054	6/16/10	(2)
United States Dollar	3,200	Euro	2,368	6/16/10	(1)
United States Dollar	1,100	Euro	801	6/16/10	(19)
United States Dollar	500	Euro	370	6/16/10	–
United States Dollar	700	Euro	525	6/16/10	9
United States Dollar	500	Euro	366	6/16/10	(6)
United States Dollar	550	Euro	399	6/16/10	(11)
United States Dollar	290	Euro	214	6/16/10	(1)
United States Dollar	370	Euro	272	6/16/10	(3)
United States Dollar	800	Euro	590	6/16/10	(3)
United States Dollar	300	Euro	219	6/16/10	(4)

CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED GAIN (LOSS) (000s)
United States Dollar	500	Euro	363	6/16/10	$(9)
United States Dollar	7,521	Euro	5,511	6/16/10	(77)
United States Dollar	1,175	Euro	872	6/16/10	3
United States Dollar	770	Euro	572	6/16/10	2
United States Dollar	250	Hong Kong Dollar	1,940	6/16/10	–
United States Dollar	2,300	Japanese Yen	214,843	6/16/10	(1)
United States Dollar	375	Japanese Yen	33,844	6/16/10	(13)
United States Dollar	5,212	Japanese Yen	471,125	6/16/10	(170)
United States Dollar	180	Japanese Yen	16,286	6/16/10	(6)
United States Dollar	625	Japanese Yen	57,762	6/16/10	(7)
United States Dollar	600	Japanese Yen	55,267	6/16/10	(9)
United States Dollar	250	Japanese Yen	22,478	6/16/10	(9)
United States Dollar	300	Japanese Yen	27,102	6/16/10	(10)
United States Dollar	350	Japanese Yen	31,653	6/16/10	(11)
United States Dollar	400	Japanese Yen	36,201	6/16/10	(13)
United States Dollar	600	Japanese Yen	54,061	6/16/10	(21)
United States Dollar	750	Japanese Yen	67,652	6/16/10	(26)
United States Dollar	150	Singapore Dollar	210	6/16/10	–
United States Dollar	221	Singapore Dollar	309	6/16/10	–
United States Dollar	150	Singapore Dollar	210	6/16/10	–
United States Dollar	300	Swedish Krona	2,165	6/16/10	–
United States Dollar	787	Swedish Krona	5,596	6/16/10	(12)
United States Dollar	100	Swedish Krona	705	6/16/10	(2)
United States Dollar	250	Swedish Krona	1,792	6/16/10	(2)
United States Dollar	200	Swedish Krona	1,454	6/16/10	1
United States Dollar	800	Swiss Franc	843	6/16/10	–

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	50	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED GAIN (LOSS) (000s)
United States Dollar	300	Swiss Franc	322	6/16/10	$5
United States Dollar	175	Swiss Franc	185	6/16/10	1
United States Dollar	200	Swiss Franc	211	6/16/10	1
United States Dollar	130	Swiss Franc	137	6/16/10	–
United States Dollar	270	Swiss Franc	284	6/16/10	–
United States Dollar	200	Swiss Franc	214	6/16/10	3
United States Dollar	132	Swiss Franc	141	6/16/10	2
United States Dollar	125	Swiss Franc	133	6/16/10	1
Hong Kong Dollar	3,878	United States Dollar	500	6/17/10	–
United States Dollar	29	Hong Kong Dollar	225	6/17/10	–
United States Dollar	400	Hong Kong Dollar	3,101	6/17/10	(1)
United States Dollar	200	Hong Kong Dollar	1,551	6/17/10	–

Total					$(471)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3 – Valuation based on inputs that are unobservable and significant. The Fund utilized the following valuation techniques on level 3 investments: The Fund valued certain securities using a quote from a third party provider.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the International Equity Index Fund’s investments and other financial instruments, which are carried at fair value, as of March 31, 2010:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)		LEVEL 3 (000s)	TOTAL (000s)
Common Stocks
Consumer Discretionary	$–	$144,861		$–	$144,861
Consumer Staples	–	147,527		–	147,527
Energy	1,508	117,816		–	119,324
Financials	1,495	375,975		–	377,470
Health Care	–	119,758		–	119,758
Industrials	146	175,707		–	175,853
Information Technology	–	78,711		–	78,711
Materials	–	156,750		–	156,750
Telecommunication
Services	–	82,113		–	82,113
Utilities	–	82,731		–	82,731
Preferred Stocks	–	5,741	(1)	–	5,741
Investment Companies	11,696	–		–	11,696
Rights	–	13	(1)	–	13

Total Investments	$14,845	$1,487,703		$–	$1,502,548

Other Financial Instruments *	$682	$(471)		$–	$211

(1)	Classifications as defined in the Schedule of Investments.

* Other financial instruments include futures and forwards, if applicable.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	51	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND continued	MARCH 31, 2010

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	BALANCE AS OF 3/31/09 (000s)	NET REALIZED GAIN(LOSS) (000s)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) (000s)	NET PURCHASES (SALES) (000s)	NET TRANSFERS IN AND/OR OUT OF LEVEL 3 (000s)	BALANCE AS OF 3/31/10 (000s)
Rights	$18	$–	$(18)	$–	$–	$–
Warrants	5	–	(5)	–	–	–

Total	$23	$–	$(23)	$–	$–	$–

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	52	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MID CAP INDEX FUND	MARCH 31, 2010

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.1%

Advertising – 0.2%

Harte-Hanks, Inc.	12,170	$156
Lamar Advertising Co., Class A *	17,575	604
		760

Aerospace/Defense – 0.6%

Alliant Techsystems, Inc. *	10,741	873
BE Aerospace, Inc. *	33,203	1,011
		1,884

Agriculture – 0.1%
Universal Corp.	7,672	404

Airlines – 0.3%

AirTran Holdings, Inc. *	40,146	204

Alaska Air Group, Inc. *	10,948	451
JetBlue Airways Corp. *	71,232	398
		1,053

Apparel – 0.7%

Hanesbrands, Inc. *	30,801	857

Timberland (The) Co., Class A *	14,974	320

Under Armour, Inc., Class A *	11,626	342
Warnaco Group (The), Inc. *	15,095	720
		2,239

Auto Manufacturers – 0.4%
Oshkosh Corp. *	28,960	1,168

Auto Parts & Equipment – 0.4%
BorgWarner, Inc. *	37,658	1,438

Banks – 3.6%

Associated Banc-Corp	53,797	742

BancorpSouth, Inc.	22,627	474

Bank of Hawaii Corp.	15,914	715

Cathay General Bancorp	25,095	292

City National Corp.	14,298	772

Commerce Bancshares, Inc.	23,679	974

Cullen/Frost Bankers, Inc.	19,353	1,080

FirstMerit Corp.	28,695	619

Fulton Financial Corp.	58,260	594

International Bancshares Corp.	16,187	372

PacWest Bancorp	8,815	201

Prosperity Bancshares, Inc.	15,483	635

SVB Financial Group *	13,472	629

Synovus Financial Corp.	163,742	539

TCF Financial Corp.	40,434	644

Trustmark Corp.	17,372	424

Valley National Bancorp	50,394	775

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.1% – continued

Banks – 3.6% – continued

Webster Financial Corp.	20,128	$352

Westamerica Bancorporation	9,551	551
Wilmington Trust Corp.	27,026	448
		11,832

Beverages – 0.6%

Green Mountain Coffee Roasters, Inc. *	11,294	1,093
Hansen Natural Corp. *	22,908	994
		2,087

Biotechnology – 1.9%

Bio-Rad Laboratories, Inc., Class A *	6,428	665

Charles River Laboratories International, Inc. *	21,264	836

OSI Pharmaceuticals, Inc. *	18,955	1,129

United Therapeutics Corp. *	15,553	860
Vertex Pharmaceuticals, Inc. *	64,878	2,652
		6,142

Building Materials – 0.7%

Lennox International, Inc.	16,126	715

Louisiana-Pacific Corp. *	40,356	365
Martin Marietta Materials, Inc.	14,580	1,218
		2,298

Chemicals – 3.4%

Albemarle Corp.	29,262	1,248

Ashland, Inc.	25,209	1,330

Cabot Corp.	21,823	664

Cytec Industries, Inc.	16,085	752

Intrepid Potash, Inc. *	12,634	383

Lubrizol Corp.	21,958	2,014

Minerals Technologies, Inc.	5,715	296

Olin Corp.	26,266	515

RPM International, Inc.	41,656	889

Sensient Technologies Corp.	15,180	441

Terra Industries, Inc.	32,213	1,474
Valspar Corp.	31,978	943
		10,949

Coal – 0.5%

Arch Coal, Inc.	52,259	1,194
Patriot Coal Corp. *	25,332	518
		1,712

Commercial Services – 5.8%

Aaron’s, Inc.	16,805	560

Alliance Data Systems Corp. *	17,051	1,091

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	53	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

MID CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.1% – continued

Commercial Services – 5.8% – continued

Brink’s Home Security Holdings, Inc. *	14,184	$604

Career Education Corp. *	22,243	704

Convergys Corp. *	41,102	504

Corinthian Colleges, Inc. *	29,144	513

Corporate Executive Board (The) Co.	10,696	284

Corrections Corp. of America *	38,076	756

Deluxe Corp.	15,366	298

FTI Consulting, Inc. *	14,463	569

Gartner, Inc. *	18,623	414

Global Payments, Inc.	26,222	1,194

Hewitt Associates, Inc., Class A *	26,988	1,074

ITT Educational Services, Inc. *	9,662	1,087

Korn/Ferry International *	14,322	253

Lender Processing Services, Inc.	30,807	1,163

Manpower, Inc.	25,451	1,454

Navigant Consulting, Inc. *	15,549	189

Pharmaceutical Product Development, Inc.	38,229	908

Rent-A-Center, Inc. *	21,564	510

Rollins, Inc.	13,621	295

SEI Investments Co.	41,738	917

Service Corp. International	82,296	755

Sotheby’s	21,905	681

Strayer Education, Inc.	4,477	1,090

Towers Watson & Co., Class A	14,211	675

TravelCenters of America LLC – (Fractional Shares) (1)*	80,000	–
United Rentals, Inc. *	17,958	168
		18,710

Computers – 1.8%

Cadence Design Systems, Inc. *	88,862	592

Diebold, Inc.	22,107	702

DST Systems, Inc.	12,749	528

Jack Henry & Associates, Inc.	27,555	663

Mentor Graphics Corp. *	31,021	249

MICROS Systems, Inc. *	26,067	857

NCR Corp. *	51,865	716

Palm, Inc. *	50,136	189

SRA International, Inc., Class A *	13,484	280
Synopsys, Inc. *	47,669	1,066
		5,842

Cosmetics/Personal Care – 0.2%
Alberto-Culver Co.	28,196	737

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.1% – continued

Distribution/Wholesale – 1.0%

Fossil, Inc. *	14,868	$561

Ingram Micro, Inc., Class A *	52,590	923

LKQ Corp. *	46,031	935
Owens & Minor, Inc.	14,018	650
		3,069

Diversified Financial Services – 2.0%

Affiliated Managers Group, Inc. *	13,669	1,080

AmeriCredit Corp. *	31,200	741

Eaton Vance Corp.	37,936	1,272

Greenhill & Co., Inc.	6,311	518

Jefferies Group, Inc.	40,021	947

Raymond James Financial, Inc.	32,270	863
Waddell & Reed Financial, Inc., Class A	27,679	998
		6,419

Electric – 3.4%

Alliant Energy Corp.	35,536	1,182

Black Hills Corp.	12,927	392

Cleco Corp.	18,714	497

DPL, Inc.	38,536	1,048

Dynegy, Inc., Class A *	151,471	191

Great Plains Energy, Inc.	44,111	819

Hawaiian Electric Industries, Inc.	30,203	678

IDACORP, Inc.	14,736	510

MDU Resources Group, Inc.	60,676	1,309

NSTAR	34,299	1,215

NV Energy, Inc.	76,407	942

OGE Energy Corp.	31,049	1,209

PNM Resources, Inc.	30,033	376
Westar Energy, Inc.	35,853	800
		11,168

Electrical Components & Equipment – 1.2%

AMETEK, Inc.	34,492	1,430

Energizer Holdings, Inc. *	22,503	1,413
Hubbell, Inc., Class B	18,961	956
		3,799

Electronics – 3.2%

Arrow Electronics, Inc. *	38,340	1,155

Avnet, Inc. *	48,834	1,465

Gentex Corp.	45,029	874

Itron, Inc. *	13,056	947

Mettler-Toledo International, Inc. *	10,835	1,183

National Instruments Corp.	19,042	635

Tech Data Corp. *	16,862	707

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	54	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.1% – continued

Electronics – 3.2% – continued

Thomas & Betts Corp. *	17,454	$685

Trimble Navigation Ltd. *	39,054	1,122

Varian, Inc. *	8,953	464

Vishay Intertechnology, Inc. *	61,227	626
Woodward Governor Co.	18,919	605
		10,468

Engineering & Construction – 1.5%

Aecom Technology Corp. *	36,879	1,046

Granite Construction, Inc.	10,313	312

KBR, Inc.	51,831	1,148

Shaw Group (The), Inc. *	27,014	930
URS Corp. *	27,073	1,343
		4,779

Entertainment – 0.7%

Bally Technologies, Inc. *	18,112	734

DreamWorks Animation SKG, Inc., Class A *	24,503	965

International Speedway Corp., Class A	9,626	248
Scientific Games Corp., Class A *	19,496	275
		2,222

Environmental Control – 0.5%

Clean Harbors, Inc. *	7,074	393

Mine Safety Appliances Co.	9,419	264
Waste Connections, Inc. *	25,708	873
		1,530

Food – 1.4%

Corn Products International, Inc.	24,526	850

Flowers Foods, Inc.	24,980	618

Lancaster Colony Corp.	6,325	373

Ralcorp Holdings, Inc. *	17,609	1,194

Ruddick Corp.	12,707	402

Smithfield Foods, Inc. *	45,904	952
Tootsie Roll Industries, Inc.	8,320	225
		4,614

Forest Products & Paper – 0.5%

Potlatch Corp.	12,344	433
Rayonier, Inc.	25,488	1,158
		1,591

Gas – 2.3%

AGL Resources, Inc.	25,128	971

Atmos Energy Corp.	30,260	865

Energen Corp.	22,888	1,065

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.1% – continued

Gas – 2.3% – continued

National Fuel Gas Co.	25,814	$1,305

Southern Union Co.	40,178	1,019

UGI Corp.	35,383	939

Vectren Corp.	27,061	669
WGL Holdings, Inc.	15,508	537
		7,370

Hand/Machine Tools – 0.7%

Kennametal, Inc.	26,873	756

Lincoln Electric Holdings, Inc.	14,038	763
Regal-Beloit Corp.	12,162	722
		2,241

Healthcare – Products – 4.7%

Affymetrix, Inc. *	20,763	152

Beckman Coulter, Inc.	22,486	1,412

Edwards Lifesciences Corp. *	18,209	1,801

Gen-Probe, Inc. *	16,163	808

Henry Schein, Inc. *	29,192	1,720

Hill-Rom Holdings, Inc.	19,416	528

Hologic, Inc. *	83,905	1,556

IDEXX Laboratories, Inc. *	18,797	1,082

Immucor, Inc. *	21,733	487

Kinetic Concepts, Inc. *	20,149	963

Masimo Corp.	16,091	427

ResMed, Inc.*	24,311	1,547

STERIS Corp.	19,308	650

Techne Corp.	12,251	780

Teleflex, Inc.	13,036	835
Thoratec Corp. *	18,711	626
		15,374

Healthcare – Services – 2.4%

Community Health Systems, Inc. *	30,103	1,112

Covance, Inc. *	20,563	1,262

Health Management Associates, Inc., Class A *	81,174	698

Health Net, Inc. *	32,547	810

Kindred Healthcare, Inc. *	11,955	216

LifePoint Hospitals, Inc. *	18,215	670

Lincare Holdings, Inc. *	21,132	948

Psychiatric Solutions, Inc. *	18,608	555

Universal Health Services, Inc., Class B	31,342	1,100
WellCare Health Plans, Inc. *	13,100	390
		7,761

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	55	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

MID CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.1% – continued

Home Builders – 1.2%

KB Home	25,202	$422

MDC Holdings, Inc.	11,682	404

NVR, Inc. *	1,965	1,428

Ryland Group, Inc.	15,304	343

Thor Industries, Inc.	11,048	334
Toll Brothers, Inc. *	45,968	956
		3,887

Household Products/Wares – 1.1%

American Greetings Corp., Class A	12,323	257

Church & Dwight Co., Inc.	22,592	1,513

Scotts Miracle-Gro (The) Co., Class A	14,976	694
Tupperware Brands Corp.	20,365	982
		3,446

Insurance – 4.5%

American Financial Group, Inc.	24,906	708

Arthur J. Gallagher & Co.	33,403	820

Brown & Brown, Inc.	39,166	702

Everest Re Group Ltd.	18,980	1,536

Fidelity National Financial, Inc., Class A	75,451	1,118

First American Corp.	33,605	1,137

Hanover Insurance Group (The), Inc.	16,593	724

HCC Insurance Holdings, Inc.	36,957	1,020

Horace Mann Educators Corp.	12,194	184

Mercury General Corp.	11,035	482

Old Republic International Corp.	78,707	998

Protective Life Corp.	28,274	622

Reinsurance Group of America, Inc.	23,584	1,239

StanCorp Financial Group, Inc.	15,576	742

Transatlantic Holdings, Inc.	20,713	1,094

Unitrin, Inc.	15,511	435
W.R. Berkley Corp.	41,495	1,082
		14,643

Internet – 1.6%

AOL, Inc. *	34,937	883

Digital River, Inc. *	11,620	352

Equinix, Inc. *	12,740	1,240

F5 Networks, Inc. *	25,647	1,578

NetFlix, Inc. *	13,666	1,008
ValueClick, Inc. *	25,641	260
		5,321

Investment Companies – 0.2%
Apollo Investment Corp.	57,181	728

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.1% – continued

Iron/Steel – 0.8%

Carpenter Technology Corp.	13,616	$498

Reliance Steel & Aluminum Co.	20,551	1,012
Steel Dynamics, Inc.	69,724	1,218
		2,728

Leisure Time – 0.3%

Life Time Fitness, Inc. *	12,876	362
WMS Industries, Inc. *	17,331	727
		1,089

Lodging – 0.1%
Boyd Gaming Corp. *	17,516	173

Machinery – Construction & Mining – 1.4%

Bucyrus International, Inc.	26,093	1,722

Joy Global, Inc.	33,202	1,879
Terex Corp. *	35,063	796
		4,397

Machinery – Diversified – 1.4%

AGCO Corp. *	29,680	1,065

Graco, Inc.	18,508	592

IDEX Corp.	26,403	874

Nordson Corp.	11,095	753

Wabtec Corp.	15,866	668
Zebra Technologies Corp., Class A *	19,886	589
		4,541

Media – 0.6%

FactSet Research Systems, Inc.	13,568	996

John Wiley & Sons, Inc., Class A	14,372	622
Scholastic Corp.	7,800	218
		1,836

Metal Fabrication/Hardware – 0.7%

Commercial Metals Co.	37,509	565

Timken (The) Co.	26,195	786

Valmont Industries, Inc.	6,178	512
Worthington Industries, Inc.	18,195	314
		2,177

Miscellaneous Manufacturing – 2.4%

Aptargroup, Inc.	22,086	869

Brink’s (The) Co.	16,260	459

Carlisle Cos., Inc.	19,557	745

Crane Co.	14,493	514

Donaldson Co., Inc.	24,830	1,120

Federal Signal Corp.	15,832	143

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	56	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.1% – continued

Miscellaneous Manufacturing – 2.4% – continued

Harsco Corp.	26,318	$841

Matthews International Corp., Class A	9,441	335

Pentair, Inc.	31,665	1,128

SPX Corp.	16,008	1,062
Trinity Industries, Inc.	26,448	528
		7,744

Office Furnishings – 0.2%

Herman Miller, Inc.	17,430	315
HNI Corp.	13,980	372
		687

Oil & Gas – 3.7%

Atwood Oceanics, Inc. *	18,632	645

Bill Barrett Corp. *	12,007	369

Cimarex Energy Co.	27,062	1,607

Comstock Resources, Inc. *	15,986	508

Forest Oil Corp. *	36,345	938

Frontier Oil Corp.	35,261	476

Mariner Energy, Inc. *	33,964	509

Newfield Exploration Co. *	42,750	2,225

Patterson-UTI Energy, Inc.	50,248	702

Plains Exploration & Production Co. *	44,976	1,349

Pride International, Inc. *	56,504	1,701

Quicksilver Resources, Inc. *	39,496	556
Unit Corp. *	12,489	528
		12,113

Oil & Gas Services – 0.8%

Exterran Holdings, Inc. *	20,941	506

Helix Energy Solutions Group, Inc. *	27,635	360

Oceaneering International, Inc. *	17,683	1,123
Superior Energy Services, Inc. *	24,169	508
		2,497

Packaging & Containers – 1.1%

Greif, Inc., Class A	11,510	632

Packaging Corp. of America	33,446	823

Silgan Holdings, Inc.	9,018	543

Sonoco Products Co.	32,431	999
Temple-Inland, Inc.	35,127	718
		3,715

Pharmaceuticals – 2.1%

Endo Pharmaceuticals Holdings, Inc. *	38,249	906

Medicis Pharmaceutical Corp., Class A	17,996	453

NBTY, Inc. *	20,599	988

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.1% – continued

Pharmaceuticals – 2.1% – continued

Omnicare, Inc.	38,712	$1,095

Perrigo Co.	26,015	1,528

Valeant Pharmaceuticals International *	20,983	901
VCA Antech, Inc. *	28,194	790
		6,661

Real Estate – 0.3%
Jones Lang LaSalle, Inc.	13,576	990

Real Estate Investment Trusts – 6.5%

Alexandria Real Estate Equities, Inc.	14,342	970

AMB Property Corp.	48,021	1,308

BRE Properties, Inc.	18,201	651

Camden Property Trust	20,687	861

Corporate Office Properties Trust	19,124	767

Cousins Properties, Inc.	30,916	257

Duke Realty Corp.	73,029	906

Equity One, Inc.	10,388	196

Essex Property Trust, Inc.	9,467	852

Federal Realty Investment Trust	19,509	1,420

Highwoods Properties, Inc.	23,147	734

Hospitality Properties Trust	39,945	957

Liberty Property Trust	36,315	1,233

Macerich (The) Co.	31,855	1,220

Mack-Cali Realty Corp.	25,511	899

Nationwide Health Properties, Inc.	37,587	1,321

Omega Healthcare Investors, Inc.	29,734	580

Realty Income Corp.	33,568	1,030

Regency Centers Corp.	26,594	997

Senior Housing Properties Trust	41,049	909

SL Green Realty Corp.	25,113	1,438

UDR, Inc.	51,376	906
Weingarten Realty Investors	34,079	735
		21,147

Retail – 7.1%

99 Cents Only Stores *	13,634	222

Advance Auto Parts, Inc.	30,016	1,258

Aeropostale, Inc. *	31,864	919

American Eagle Outfitters, Inc.	66,820	1,238

AnnTaylor Stores Corp. *	20,045	415

Barnes & Noble, Inc.	11,716	253

BJ’s Wholesale Club, Inc. *	18,222	674

Bob Evans Farms, Inc.	10,387	321

Brinker International, Inc.	33,567	647

Burger King Holdings, Inc.	28,181	599

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	57	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

MID CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.1% – continued

Retail – 7.1% – continued

CarMax, Inc. *	71,960	$1,808

Cheesecake Factory (The), Inc. *	20,001	541

Chico’s FAS, Inc.	57,630	831

Chipotle Mexican Grill, Inc., *	10,199	1,149

Coldwater Creek, Inc. *	16,588	115

Collective Brands, Inc. *	21,586	491

Copart, Inc. *	22,138	788

Dick’s Sporting Goods, Inc. *	29,014	758

Dollar Tree, Inc. *	28,472	1,686

Foot Locker, Inc.	50,662	762

Guess?, Inc.	18,741	881

J.Crew Group, Inc. *	18,090	830

MSC Industrial Direct Co., Class A	14,549	738

Panera Bread Co., Class A *	10,380	794

PetSmart, Inc.	39,866	1,274

Phillips-Van Heusen Corp.	16,818	965

Regis Corp.	17,815	333

Saks, Inc. *	49,561	426

Wendy’s/Arby’s Group, Inc., Class A	114,041	570
Williams-Sonoma, Inc.	34,514	907
		23,193

Savings & Loans – 1.5%

Astoria Financial Corp.	27,870	404

First Niagara Financial Group, Inc.	60,678	863

New York Community Bancorp, Inc.	139,066	2,300

NewAlliance Bancshares, Inc.	35,939	454
Washington Federal, Inc.	36,531	742
		4,763

Semiconductors – 2.7%

Atmel Corp. *	147,952	744

Cree, Inc. *	34,241	2,404

Fairchild Semiconductor International, Inc. *	42,031	448

Integrated Device Technology, Inc. *	49,917	306

International Rectifier Corp. *	22,073	505

Intersil Corp., Class A	40,525	598

Lam Research Corp. *	41,173	1,537

Rovi Corp. *	33,801	1,255

Semtech Corp. *	19,194	335
Silicon Laboratories, Inc. *	15,152	722
		8,854

Software – 3.3%
ACI Worldwide, Inc. *	10,626	219

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.1% – continued

Software – 3.3% – continued

Acxiom Corp. *	24,483	$439

Advent Software, Inc. *	4,936	221

ANSYS, Inc. *	29,084	1,255

Broadridge Financial Solutions, Inc.	43,757	935

Cerner Corp. *	21,932	1,866

Fair Isaac Corp.	14,053	356

Informatica Corp. *	29,493	792

Mantech International Corp., Class A *	6,702	327

MSCI, Inc., Class A *	33,964	1,226

Parametric Technology Corp. *	38,494	695

Quest Software, Inc. *	18,957	337

Solera Holdings, Inc.	22,767	880
Sybase, Inc. *	26,549	1,238
		10,786

Telecommunications – 2.4%

3Com Corp. *	126,235	971

ADC Telecommunications, Inc. *	28,697	210

ADTRAN, Inc.	18,754	494

Ciena Corp. *	29,252	446

Cincinnati Bell, Inc. *	60,423	206

CommScope, Inc. *	30,621	858

NeuStar, Inc., Class A *	24,982	630

Plantronics, Inc.	16,057	502

Polycom, Inc. *	27,227	833

RF Micro Devices, Inc. *	90,851	452

Syniverse Holdings, Inc. *	21,352	416

Telephone & Data Systems, Inc.	30,201	1,022
tw telecom, inc. *	48,730	884
		7,924

Textiles – 0.3%
Mohawk Industries, Inc. *	18,237	992

Transportation – 1.8%

Alexander & Baldwin, Inc.	12,717	420

Con-way, Inc.	16,302	573

J.B. Hunt Transport Services, Inc.	28,092	1,008

Kansas City Southern *	30,775	1,113

Kirby Corp. *	17,917	684

Landstar System, Inc.	16,287	684

Overseas Shipholding Group, Inc.	8,463	332

Tidewater, Inc.	16,998	803
Werner Enterprises, Inc.	15,231	353
		5,970

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	58	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.1% – continued

Trucking & Leasing – 0.1%
GATX Corp.	14,290	$409

Water – 0.2%
Aqua America, Inc.	44,787	787
Total Common Stocks
(Cost $280,671)		315,858

INVESTMENT COMPANIES – 2.2%
Northern Institutional Funds – Diversified Assets Portfolio (2)(3)	7,308,364	7,308
Total Investment Companies
(Cost $7,308)		7,308

	NUMBER OF WARRANTS	VALUE (000s)
WARRANTS – 0.0%
Krispy Kreme Doughnuts, Inc., Exp. 3/2/12, Strike $12.21*	16	$–
Total Warrants
(Cost $–)		–

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT- TERM INVESTMENTS – 0.4%
U.S. Treasury Bill, 0.10%, 5/6/10 (4)	$1,140	$1,140
Total Short-Term Investments
(Cost $1,140)		1,140

Total Investments – 99.7%
(Cost $289,119)		324,306
Other Assets less Liabilities – 0.3%		1,036
NET ASSETS – 100.0%		$325,342

(1)	Security has been deemed worthless by the Northern Trust Global Investments Valuation Committee.
(2)	Investment in affiliated Portfolio. Northern Trust Investments, N.A. is an investment adviser of the Fund and an investment adviser to the Northern Institutional Funds.
(3)	The fund had approximately $7,308,000 of net purchases in the Diversified Assets Portfolio of the Northern Institutional Funds during the fiscal year ended March 31, 2010.
(4)	Security pledged as collateral to cover margin requirements for open futures contracts.

*	Non-Income Producing Security

Percentages shown are based on Net Assets.

At March 31, 2010, the Mid Cap Index Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAINS (000s)
S&P Midcap 400 E-Mini	108	$8,511	Long	6/10	$110

At March 31, 2010, the industry sectors (unaudited) for the Mid Cap Index Fund were:

% OF LONG-TERM
INDUSTRY SECTOR	INVESTMENTS
Consumer Discretionary	14.6%
Consumer Staples	3.9
Energy	5.8
Financials	20.4
Health Care	12.7
Industrials	14.4
Information Technology	14.8
Materials	6.8
Telecommunication Services	0.8
Utilities	5.8

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Mid Cap Index Fund’s investments and other financial instruments, which are carried at fair value, as of March 31, 2010:

INVESTMENTS	LEVEL 1 (000s)		LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks	$315,858	(1)	$–	$–	$315,858
Investment Companies	7,308		–	–	7,308
Short-Term Investments	–		1,140	–	1,140

Total Investments	$323,166		$1,140	$–	$324,306

Other Financial Instruments *	$110		$–	$–	$110

(1)	Classifications as defined in the Schedule of Investments.

* Other financial instruments include futures and forwards, if applicable.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	59	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.4%

Advertising – 0.1%

APAC Customer Services, Inc. *	6,196	$36

Harte-Hanks, Inc.	9,816	126

inVentiv Health, Inc. *	8,726	196
Marchex, Inc., Class B	5,500	28
		386

Aerospace/Defense – 1.3%

AAR Corp. *	10,075	250

Aerovironment, Inc. *	3,357	88

Argon ST, Inc. *	3,451	92

Astronics Corp. *	2,198	22

Cubic Corp.	4,142	149

Curtiss-Wright Corp.	11,771	410

Ducommun, Inc.	2,879	61

Esterline Technologies Corp. *	7,728	382

GenCorp, Inc. *	13,714	79

HEICO Corp.	5,999	309

Herley Industries, Inc. *	3,775	55

Kaman Corp.	6,852	171

LMI Aerospace, Inc. *	2,062	38

Moog, Inc., Class A *	11,806	418

National Presto Industries, Inc.	1,281	152

Orbital Sciences Corp. *	14,697	279

Teledyne Technologies, Inc. *	9,387	388
Triumph Group, Inc.	4,334	304
		3,647

Agriculture – 0.4%

AgFeed Industries, Inc. *	8,159	36

Alico, Inc.	900	23

Alliance One International, Inc. *	23,028	117

Andersons (The), Inc.	4,666	156

Cadiz, Inc. *	3,243	41

Griffin Land & Nurseries, Inc.	878	26

Star Scientific, Inc. *	22,192	57

Tejon Ranch Co. *	2,862	87

Universal Corp.	6,493	342
Vector Group Ltd.	10,095	156
		1,041

Airlines – 1.0%

AirTran Holdings, Inc. *	35,080	178

Alaska Air Group, Inc. *	9,506	392

Allegiant Travel Co. *	4,038	234

Hawaiian Holdings, Inc. *	13,184	97

JetBlue Airways Corp.*	66,059	369

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.4% – continued

Airlines – 1.0% – continued

Republic Airways Holdings, Inc. *	8,885	$53

Skywest, Inc.	14,510	207

UAL Corp. *	43,605	852
US Airways Group, Inc. *	42,059	309
		2,691

Apparel – 1.8%

American Apparel, Inc. *	7,871	24

Carter’s, Inc. *	14,767	445

Cherokee, Inc.	2,249	40

Columbia Sportswear Co.	2,968	156

CROCS, Inc. *	22,069	193

Deckers Outdoor Corp. *	3,420	472

G-III Apparel Group Ltd. *	3,765	104

Iconix Brand Group, Inc. *	18,567	285

Jones Apparel Group, Inc.	22,227	423

K-Swiss, Inc., Class A *	7,115	74

Maidenform Brands, Inc. *	4,952	108

Oxford Industries, Inc.	3,186	65

Perry Ellis International, Inc. *	2,456	56

Quiksilver, Inc. *	33,000	156

Skechers U.S.A., Inc., Class A *	8,632	313

Steven Madden Ltd. *	4,075	199

Timberland (The) Co., Class A *	11,322	242

True Religion Apparel, Inc. *	6,611	201

Under Armour, Inc., Class A *	8,633	254

Unifi, Inc. *	12,238	45

Volcom, Inc. *	5,008	98

Warnaco Group (The), Inc. *	11,927	569

Weyco Group, Inc.	1,700	40
Wolverine World Wide, Inc.	12,801	373
		4,935

Auto Manufacturers – 0.0%
Force Protection, Inc.*	18,768	113

Auto Parts & Equipment – 0.9%

American Axle & Manufacturing Holdings, Inc. *	14,574	145

Amerigon, Inc. *	5,251	53

ArvinMeritor, Inc. *	24,621	329

ATC Technology Corp. *	5,127	88

China Automotive Systems, Inc. *	1,063	25

Cooper Tire & Rubber Co.	15,401	293

Dana Holding Corp. *	36,330	432

Dorman Products, Inc. *	2,790	53

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	60	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.4% – continued

Auto Parts & Equipment – 0.9% – continued

Exide Technologies *	13,623	$78

Fuel Systems Solutions, Inc. *	3,499	112

Miller Industries, Inc.	2,473	31

Modine Manufacturing Co. *	12,350	139

Spartan Motors, Inc.	8,839	49

Standard Motor Products, Inc.	4,776	47

Superior Industries International, Inc.	6,106	98

Tenneco, Inc. *	15,503	367

Titan International, Inc.	8,862	77
Wonder Auto Technology, Inc. *	4,395	47
		2,463

Banks – 6.1%

1st Source Corp.	3,861	68

Alliance Financial Corp.	1,266	37

American National Bankshares, Inc.	1,855	37

Ameris Bancorp	4,111	37

Ames National Corp.	1,892	38

Arrow Financial Corp.	2,553	69

Auburn National Bancorporation, Inc.	564	12

Bancfirst Corp.	1,775	74

Banco Latinoamericano de Comercio Exterior S.A., Class E	7,219	104

Bancorp (The), Inc. *	5,396	48

Bancorp Rhode Island, Inc.	879	24

Bank Mutual Corp.	12,647	82

Bank of Kentucky Financial Corp.	400	8

Bank of Marin Bancorp	1,489	49

Bank of the Ozarks, Inc.	3,404	120

Banner Corp.	5,342	20

Bar Harbor Bankshares	968	29

Boston Private Financial Holdings, Inc.	17,402	128

Bridge Bancorp, Inc.	1,630	38

Bryn Mawr Bank Corp.	1,686	31

Camden National Corp.	1,858	60

Capital City Bank Group, Inc.	2,808	40

Cardinal Financial Corp.	7,655	82

Cass Information Systems, Inc.	2,269	71

Cathay General Bancorp	20,367	237

Center Bancorp, Inc.	2,990	25

Centerstate Banks, Inc.	4,510	55

Central Pacific Financial Corp. *	8,965	15

Century Bancorp, Inc., Class A	872	17

Chemical Financial Corp.	5,513	130

Citizens & Northern Corp.	2,932	37

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.4% – continued

Banks – 6.1% – continued

Citizens Holding Co.	1,000	$25

Citizens Republic Bancorp, Inc. *	105,604	125

City Holding Co.	4,170	143

CNB Financial Corp.	2,588	40

CoBiz Financial, Inc.	7,011	44

Columbia Banking System, Inc.	7,394	150

Community Bank System, Inc.	8,507	194

Community Trust Bancorp, Inc.	3,978	108

CVB Financial Corp.	22,099	219

Eagle Bancorp, Inc. *	3,688	44

East West Bancorp, Inc.	28,798	502

Enterprise Bancorp, Inc.	808	10

Enterprise Financial Services Corp.	3,126	35

Farmers Capital Bank Corp.	1,200	10

Financial Institutions, Inc.	2,709	40

First Bancorp	3,582	48

First BanCorp Puerto Rico	22,143	53

First Bancorp, Inc.	2,114	34

First Busey Corp.	11,593	51

First Commonwealth Financial Corp.	22,244	149

First Community Bancshares, Inc.	3,827	47

First Financial Bancorp	15,082	268

First Financial Bankshares, Inc.	5,431	280

First Financial Corp.	3,141	91

First Financial Service Corp.	953	8

First Merchants Corp.	5,080	35

First Midwest Bancorp, Inc.	19,183	260

First of Long Island (The) Corp.	1,623	39

First South Bancorp, Inc.	1,900	24

FirstMerit Corp.	22,662	489

FNB Corp.	29,605	240

German American Bancorp, Inc.	3,194	48

Glacier Bancorp, Inc.	18,726	285

Great Southern Bancorp, Inc.	2,445	55

Guaranty Bancorp *	13,000	21

Hampton Roads Bankshares, Inc.	3,255	5

Hancock Holding Co.	7,371	308

Harleysville National Corp.	10,878	73

Heartland Financial USA, Inc.	3,509	56

Heritage Financial Corp. *	2,290	35

Home Bancshares, Inc.	4,500	119

IBERIABANK Corp.	6,974	418

Independent Bank Corp.	5,417	134

International Bancshares Corp.	13,564	312

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	61	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.4% – continued

Banks – 6.1% – continued

Lakeland Bancorp, Inc.	5,556	$49

Lakeland Financial Corp.	4,285	82

MainSource Financial Group, Inc.	5,748	39

MB Financial, Inc.	13,071	294

Merchants Bancshares, Inc.	1,511	33

Metro Bancorp, Inc. *	2,324	32

Midsouth Bancorp, Inc.	702	12

Nara Bancorp, Inc. *	8,195	72

National Bankshares, Inc.	1,961	53

National Penn Bancshares, Inc.	32,848	227

NBT Bancorp, Inc.	8,915	204

Northrim BanCorp, Inc.	1,978	34

Norwood Financial Corp.	447	12

Ohio Valley Banc Corp.	964	21

Old National Bancorp	22,696	271

Old Point Financial Corp.	467	7

Old Second Bancorp, Inc.	3,138	21

OmniAmerican Bancorp, Inc. *	2,781	32

Oriental Financial Group, Inc.	8,692	117

Orrstown Financial Services, Inc.	1,728	44

Pacific Capital Bancorp *	14,880	27

Pacific Continental Corp.	4,478	47

PacWest Bancorp	6,886	157

Park National Corp.	3,043	190

Peapack Gladstone Financial Corp.	2,314	36

Penns Woods Bancorp, Inc.	933	31

Peoples Bancorp, Inc.	2,943	48

Peoples Financial Corp.	895	13

Pinnacle Financial Partners, Inc. *	8,557	129

Porter Bancorp, Inc.	679	9

Premierwest Bancorp *	30,826	14

PrivateBancorp, Inc.	13,798	189

Prosperity Bancshares, Inc.	12,023	493

Renasant Corp.	5,620	91

Republic Bancorp, Inc., Class A	2,275	43

S&T Bancorp, Inc.	6,124	128

S.Y. Bancorp, Inc.	3,118	71

Sandy Spring Bancorp, Inc.	6,250	94

Santander BanCorp *	1,079	13

SCBT Financial Corp.	3,293	122

Shore Bancshares, Inc.	2,163	31

Sierra Bancorp	2,186	28

Signature Bank *	10,595	393

Simmons First National Corp., Class A	4,376	121

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.4% – continued

Banks – 6.1% – continued

Smithtown Bancorp, Inc.	4,525	$19

South Financial Group (The), Inc.	52,267	36

Southside Bancshares, Inc.	3,584	77

Southwest Bancorp, Inc.	3,547	29

State Bancorp, Inc.	4,180	33

StellarOne Corp.	6,061	81

Sterling Bancorp	7,016	70

Sterling Bancshares, Inc.	26,551	148

Sterling Financial Corp. *	14,782	8

Suffolk Bancorp	2,587	79

Sun Bancorp, Inc. *	3,803	15

Susquehanna Bancshares, Inc.	33,637	330

SVB Financial Group *	10,696	499

Texas Capital Bancshares, Inc. *	9,228	175

Tompkins Financial Corp.	2,434	89

Tower Bancorp, Inc.	1,160	31

TowneBank	5,969	83

Trico Bancshares	3,784	75

TrustCo Bank Corp. NY	19,897	123

Trustmark Corp.	16,581	405

UMB Financial Corp.	8,368	340

Umpqua Holdings Corp.	24,812	329

Union First Market Bankshares Corp.	6,686	101

United Bankshares, Inc.	9,944	261

United Community Banks, Inc. *	20,413	90

United Security Bancshares, Inc.	1,459	22

Univest Corp. of Pennsylvania	4,419	83

Washington Banking Co.	3,716	47

Washington Trust Bancorp, Inc.	3,833	71

Webster Financial Corp.	17,720	310

WesBanco, Inc.	6,082	99

West Bancorporation	3,700	24

Westamerica Bancorporation	7,621	439

Western Alliance Bancorp *	11,200	64

Wilber Corp.	1,390	9

Wilshire Bancorp, Inc.	4,677	52

Wintrust Financial Corp.	7,847	292
Yadkin Valley Financial Corp.	2,800	12
		16,720

Beverages – 0.2%

Boston Beer Co., Inc., Class A *	2,310	121

Coca-Cola Bottling Co. Consolidated	1,159	68

Diedrich Coffee, Inc. *	735	25

Farmer Bros. Co.	1,600	30

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	62	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.4% – continued

Beverages – 0.2% – continued

Heckmann Corp. *	23,059	$134

National Beverage Corp.	2,760	31
Peet’s Coffee & Tea, Inc. *	2,980	118
		527

Biotechnology – 2.8%

Acorda Therapeutics, Inc. *	9,904	339

Affymax, Inc. *	4,608	108

Alnylam Pharmaceuticals, Inc. *	9,373	159

AMAG Pharmaceuticals, Inc. *	5,490	192

American Oriental Bioengineering, Inc. *	16,561	68

Arena Pharmaceuticals, Inc. *	26,695	83

Ariad Pharmaceuticals, Inc. *	28,342	96

Arqule, Inc. *	11,026	63

ARYx Therapeutics, Inc. *	5,449	5

BioCryst Pharmaceuticals, Inc. *	5,832	38

Cambrex Corp. *	7,110	29

Cardium Therapeutics, Inc. *	24,531	11

Celera Corp. *	21,287	151

Cell Therapeutics, Inc. *	153,002	83

Celldex Therapeutics, Inc. *	6,473	40

Chelsea Therapeutics International, Inc. *	9,044	32

Clinical Data, Inc. *	3,265	63

Cubist Pharmaceuticals, Inc. *	14,965	337

Curis, Inc. *	18,070	55

Cytokinetics, Inc. *	11,119	36

Discovery Laboratories, Inc. *	36,814	19

Emergent Biosolutions, Inc. *	4,142	69

Enzo Biochem, Inc. *	8,644	52

Enzon Pharmaceuticals, Inc. *	15,348	156

Exelixis, Inc. *	27,617	168

Facet Biotech Corp. *	6,394	173

Genta, Inc. *	15	–

Geron Corp. *	25,316	144

GTx, Inc. *	4,323	14

Halozyme Therapeutics, Inc. *	17,603	141

Harvard Bioscience, Inc. *	5,910	23

Human Genome Sciences, Inc. *	47,679	1,440

Idera Pharmaceuticals, Inc. *	6,288	39

Immunogen, Inc. *	14,997	121

Immunomedics, Inc. *	16,387	54

Incyte Corp. Ltd. *	22,638	316

Insmed, Inc. *	30,838	36

InterMune, Inc. *	11,593	517

Lexicon Pharmaceuticals, Inc. *	42,600	63

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.4% – continued

Biotechnology – 2.8% – continued

Ligand Pharmaceuticals, Inc., Class B *	30,945	$54

Martek Biosciences Corp. *	8,576	193

Maxygen, Inc. *	7,596	50

Medicines (The) Co. *	13,227	104

Micromet, Inc. *	17,492	141

Molecular Insight Pharmaceuticals, Inc. *	5,180	7

Momenta Pharmaceuticals, Inc. *	10,167	152

Nanosphere, Inc. *	3,141	15

Novavax, Inc. *	17,700	41

NPS Pharmaceuticals, Inc. *	13,763	69

Omeros Corp. *	1,690	12

OncoGenex Pharmaceutical, Inc. *	1,276	26

PDL BioPharma, Inc.	31,009	193

Protalix BioTherapeutics, Inc. *	9,116	60

Regeneron Pharmaceuticals, Inc. *	16,420	435

Repligen Corp. *	7,570	31

RTI Biologics, Inc. *	14,519	63

Sangamo BioSciences, Inc. *	12,165	66

Seattle Genetics, Inc. *	21,648	258

Sequenom, Inc. *	16,194	102

StemCells, Inc. *	30,714	36

SuperGen, Inc. *	14,443	46

Vical, Inc. *	11,500	39
Zymogenetics, Inc. *	12,373	71
		7,797

Building Materials – 0.8%

AAON, Inc.	3,182	72

Apogee Enterprises, Inc.	7,141	113

Broadwind Energy, Inc. *	9,421	42

Builders FirstSource, Inc. *	17,140	54

Comfort Systems USA, Inc.	9,759	122

Drew Industries, Inc. *	4,700	103

Gibraltar Industries, Inc. *	7,245	91

Interline Brands, Inc. *	8,475	162

Louisiana-Pacific Corp. *	32,679	296

LSI Industries, Inc.	5,488	37

NCI Building Systems, Inc. *	4,485	50

Quanex Building Products Corp.	9,809	162

Simpson Manufacturing Co., Inc.	9,970	277

Texas Industries, Inc.	6,201	212

Trex Co., Inc. *	4,023	86

U.S. Concrete, Inc. *	9,200	3
Universal Forest Products, Inc.	4,898	189
		2,071

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	63	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.4% – continued

Chemicals – 2.0%

A. Schulman, Inc.	6,082	$149

Aceto Corp.	5,996	36

American Vanguard Corp.	5,000	41

Arch Chemicals, Inc.	6,550	225

Balchem Corp.	7,185	177

China Green Agriculture, Inc. *	2,859	40

Ferro Corp. *	22,452	197

H.B. Fuller Co.	12,697	295

Hawkins, Inc.	2,456	59

ICO, Inc.	7,199	58

Innophos Holdings, Inc.	4,625	129

Innospec, Inc. *	6,195	70

Kraton Performance Polymers, Inc. *	1,848	33

Landec Corp. *	6,800	45

Minerals Technologies, Inc.	4,890	254

NewMarket Corp.	2,630	271

Olin Corp.	20,341	399

OM Group, Inc. *	7,965	270

Omnova Solutions, Inc. *	11,544	91

PolyOne Corp. *	24,120	247

Quaker Chemical Corp.	2,984	81

Rockwood Holdings, Inc. *	12,843	342

Sensient Technologies Corp.	12,699	369

ShengdaTech, Inc. *	6,900	52

Solutia, Inc. *	31,057	500

Spartech Corp. *	8,043	94

Stepan Co.	1,868	104

Symyx Technologies, Inc. *	8,288	37

W.R. Grace & Co. *	18,839	523

Westlake Chemical Corp.	5,069	131

Zep, Inc.	5,650	124
Zoltek Cos., Inc. *	7,589	73
		5,516

Coal – 0.3%

Cloud Peak Energy, Inc. *	8,042	134

International Coal Group, Inc. *	31,056	142

James River Coal Co. *	7,273	115

Patriot Coal Corp. *	19,294	395
Westmoreland Coal Co. *	2,759	35
		821

Commercial Services – 5.9%

ABM Industries, Inc.	11,977	254

Administaff, Inc.	5,542	118

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.4% – continued

Commercial Services – 5.9% – continued

Advance America Cash Advance Centers, Inc.	12,365	$72

Advisory Board (The) Co. *	4,040	127

Albany Molecular Research, Inc. *	6,458	54

American Caresource Holdings, Inc. *	1,936	3

American Public Education, Inc. *	4,746	221

American Reprographics Co. *	9,640	87

AMN Healthcare Services, Inc. *	8,572	75

Arbitron, Inc.	6,895	184

Asset Acceptance Capital Corp. *	3,600	23

Avis Budget Group, Inc. *	26,530	305

Barrett Business Services, Inc.	1,864	25

Bridgepoint Education, Inc. *	3,545	87

Capella Education Co. *	3,802	353

Cardtronics, Inc. *	3,800	48

CBIZ, Inc. *	11,347	75

CDI Corp.	3,331	49

Cenveo, Inc. *	14,040	122

Chemed Corp.	5,905	321

ChinaCast Education Corp. *	8,800	64

Coinstar, Inc. *	7,870	256

Consolidated Graphics, Inc. *	2,583	107

Corinthian Colleges, Inc. *	20,882	367

Cornell Cos., Inc. *	3,125	57

Corporate Executive Board (The) Co.	8,867	236

Corvel Corp. *	1,825	65

CoStar Group, Inc. *	5,200	216

CPI Corp.	1,609	22

CRA International, Inc. *	3,007	69

Cross Country Healthcare, Inc. *	8,076	82

Deluxe Corp.	13,309	258

Diamond Management & Technology Consultants, Inc.	5,828	46

Dollar Financial Corp. *	6,345	153

Dollar Thrifty Automotive Group, Inc. *	7,423	239

DynCorp International, Inc., Class A *	6,677	77

Electro Rent Corp.	4,956	65

Emergency Medical Services Corp., Class A *	7,587	429

Euronet Worldwide, Inc. *	12,645	233

ExlService Holdings, Inc. *	4,127	69

Forrester Research, Inc. *	3,982	120

Franklin Covey Co. *	3,086	25

Gartner, Inc. *	17,510	389

Geo Group (The), Inc. *	13,318	264

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	64	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.4% – continued

Commercial Services – 5.9% – continued

Global Cash Access Holdings, Inc. *	10,065	$82

Grand Canyon Education, Inc. *	4,254	111

Great Lakes Dredge & Dock Corp.	10,067	53

H&E Equipment Services, Inc. *	6,868	74

Hackett Group (The), Inc. *	11,993	33

Healthcare Services Group, Inc.	10,603	237

Heartland Payment Systems, Inc.	9,675	180

Heidrick & Struggles International, Inc.	4,367	122

Hill International, Inc. *	7,022	41

HMS Holdings Corp. *	6,735	343

Huron Consulting Group, Inc. *	5,657	115

ICF International, Inc. *	2,845	71

Information Services Group, Inc. *	5,781	20

Jackson Hewitt Tax Service, Inc. *	8,000	16

K12, Inc. *	6,170	137

Kelly Services, Inc., Class A *	6,608	110

Kendle International, Inc. *	4,088	71

Kenexa Corp. *	6,082	84

Kforce, Inc. *	7,261	110

Korn/Ferry International *	11,641	206

Landauer, Inc.	2,461	161

Learning Tree International, Inc. *	1,811	26

Lincoln Educational Services Corp. *	2,482	63

Live Nation Entertainment, Inc. *	36,286	526

Mac-Gray Corp.	2,960	33

MAXIMUS, Inc.	4,547	277

McGrath Rentcorp	6,345	154

Medifast, Inc. *	3,385	85

MedQuist, Inc.	2,373	19

Midas, Inc. *	4,015	45

MoneyGram International, Inc. *	20,505	78

Monro Muffler Brake, Inc.	4,358	156

Multi-Color Corp.	3,009	36

National Research Corp.	409	10

Navigant Consulting, Inc. *	12,953	157

Net 1 UEPS Technologies, Inc. *	8,121	149

Nobel Learning Communities, Inc. *	974	8

Odyssey Marine Exploration, Inc. *	18,444	24

On Assignment, Inc. *	9,054	65

Parexel International Corp. *	14,988	349

PHH Corp. *	14,133	333

Pre-Paid Legal Services, Inc. *	1,896	72

Princeton Review, Inc. *	3,552	12

Providence Service (The) Corp. *	2,577	39

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.4% – continued

Commercial Services – 5.9% – continued

Rent-A-Center, Inc. *	17,195	$407

Resources Connection, Inc. *	11,717	225

Rewards Network, Inc.	1,482	20

Riskmetrics Group, Inc. *	5,564	126

Rollins, Inc.	11,447	248

RSC Holdings, Inc. *	13,167	105

SFN Group, Inc. *	13,711	110

Sotheby’s	17,472	543

Standard Parking Corp. *	1,831	30

StarTek, Inc. *	3,402	24

Steiner Leisure Ltd. *	3,860	171

Stewart Enterprises, Inc., Class A	21,307	133

SuccessFactors, Inc. *	12,050	229

Team Health Holdings, Inc. *	2,403	40

Team, Inc. *	5,080	84

TeleTech Holdings, Inc. *	8,300	142

TNS, Inc. *	6,735	150

Towers Watson & Co., Class A	11,097	527

Transcend Services, Inc. *	2,216	36

Tree.com, Inc. *	2,264	21

TrueBlue, Inc. *	11,376	176

United Rentals, Inc. *	16,010	150

Universal Technical Institute, Inc. *	5,285	121

Valassis Communications, Inc. *	12,535	349

Viad Corp.	5,514	113

Volt Information Sciences, Inc. *	2,931	30
Wright Express Corp. *	9,986	301
		16,215

Computers – 2.2%

3D Systems Corp. *	4,500	61

3PAR, Inc. *	6,836	68

Agilysys, Inc.	3,704	41

CACI International, Inc., Class A *	7,765	379

CIBER, Inc. *	18,710	70

Cogo Group, Inc. *	5,604	39

Compellent Technologies, Inc. *	4,272	75

Computer Task Group, Inc. *	3,653	26

COMSYS IT Partners, Inc. *	3,845	67

Cray, Inc. *	8,351	50

Dynamics Research Corp. *	2,106	24

Echelon Corp. *	8,791	79

Electronics for Imaging, Inc. *	11,992	139

eLoyalty Corp. *	1,608	9

Fortinet, Inc. *	3,047	54

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	65	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.4% – continued

Computers – 2.2% – continued

iGate Corp.	6,224	$61

Imation Corp. *	7,620	84

Immersion Corp. *	6,796	34

Insight Enterprises, Inc. *	11,980	172

Integral Systems, Inc. *	4,205	41

Isilon Systems, Inc. *	6,301	54

Jack Henry & Associates, Inc.	21,785	524

LivePerson, Inc. *	11,282	87

Manhattan Associates, Inc. *	5,963	152

Maxwell Technologies, Inc. *	5,749	71

Mentor Graphics Corp. *	27,636	222

Mercury Computer Systems, Inc. *	6,094	84

MTS Systems Corp.	4,458	129

NCI, Inc., Class A *	1,594	48

Ness Technologies, Inc. *	10,587	67

Netezza Corp. *	12,487	160

Netscout Systems, Inc. *	6,507	96

Palm, Inc. *	43,200	162

PAR Technology Corp. *	1,959	12

Quantum Corp. *	54,740	144

Radiant Systems, Inc. *	7,167	102

Radisys Corp. *	5,683	51

Rimage Corp. *	2,400	35

Riverbed Technology, Inc. *	14,286	406

Silicon Graphics International Corp. *	8,018	86

Silicon Storage Technology, Inc. *	20,557	63

Smart Modular Technologies WWH, Inc. *	9,990	77

SRA International, Inc., Class A *	10,828	225

STEC, Inc. *	6,294	75

Stratasys, Inc. *	5,250	128

Super Micro Computer, Inc. *	6,065	105

SYKES Enterprises, Inc. *	9,854	225

Synaptics, Inc. *	8,954	247

Syntel, Inc.	3,384	130

Tier Technologies, Inc., Class B *	4,207	34

Unisys Corp. *	11,028	385
Virtusa Corp. *	3,227	33
		5,992

Cosmetics/Personal Care – 0.1%

Elizabeth Arden, Inc. *	6,325	114

Inter Parfums, Inc.	3,600	53
Revlon, Inc., Class A *	5,313	79
		246

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.4% – continued

Distribution/Wholesale – 1.1%

Beacon Roofing Supply, Inc. *	11,868	$227

BlueLinx Holdings, Inc. *	2,067	8

BMP Sunstone Corp. *	8,434	43

Brightpoint, Inc. *	12,689	95

Chindex International, Inc. *	3,258	38

Core-Mark Holding Co., Inc. *	2,622	80

Fossil, Inc. *	12,237	462

Houston Wire & Cable Co.	5,011	58

MWI Veterinary Supply, Inc. *	2,912	118

Owens & Minor, Inc.	10,882	505

Pool Corp.	12,623	286

Rentrak Corp. *	2,313	50

Scansource, Inc. *	6,912	199

School Specialty, Inc. *	4,793	109

Titan Machinery, Inc. *	3,173	43

United Stationers, Inc. *	6,184	364
Watsco, Inc.	6,961	396
		3,081

Diversified Financial Services – 1.9%

Artio Global Investors, Inc.	7,196	178

BGC Partners, Inc., Class A	12,680	78

Broadpoint Gleacher Securities, Inc. *	13,221	53

Calamos Asset Management, Inc., Class A	5,169	74

Cohen & Steers, Inc.	4,539	113

CompuCredit Holdings Corp.	3,800	20

Cowen Group, Inc., Class A *	5,475	31

Credit Acceptance Corp. *	1,636	68

Diamond Hill Investment Group, Inc.	672	46

Duff & Phelps Corp., Class A	4,375	73

E*TRADE Financial Corp. *	410,250	677

Encore Capital Group, Inc. *	3,448	57

Epoch Holding Corp.	3,121	35

Evercore Partners, Inc., Class A	3,813	114

FBR Capital Markets Corp. *	5,309	24

First Marblehead (The) Corp. *	16,000	45

GAMCO Investors, Inc., Class A	1,839	84

GFI Group, Inc.	16,880	98

International Assets Holding Corp. *	3,300	49

JMP Group, Inc.	3,612	31

KBW, Inc. *	9,073	244

Knight Capital Group, Inc., Class A *	24,210	369

LaBranche & Co., Inc. *	16,248	86

MarketAxess Holdings, Inc.	8,227	129

MF Global Holdings Ltd. *	25,074	202

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	66	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.4% – continued

Diversified Financial Services – 1.9% – continued

National Financial Partners Corp. *	10,799	$152

Nelnet, Inc., Class A	4,807	89

NewStar Financial, Inc. *	7,107	45

Ocwen Financial Corp. *	14,838	165

Oppenheimer Holdings, Inc., Class A	2,423	62

optionsXpress Holdings, Inc. *	11,031	180

Penson Worldwide, Inc. *	4,784	48

Piper Jaffray Cos. *	5,162	208

Portfolio Recovery Associates, Inc. *	4,429	243

Pzena Investment Management, Inc., Class A *	2,746	21

Sanders Morris Harris Group, Inc.	5,146	32

Stifel Financial Corp. *	7,838	421

SWS Group, Inc.	7,512	87

Thomas Weisel Partners Group, Inc. *	6,650	26

TradeStation Group, Inc. *	8,342	59

U.S. Global Investors, Inc., Class A	3,157	31

Virtus Investment Partners, Inc. *	1,437	30

Westwood Holdings Group, Inc.	1,384	51
World Acceptance Corp. *	4,223	152
		5,080

Electric – 1.6%

Allete, Inc.	7,691	258

Avista Corp.	14,257	295

Black Hills Corp.	10,096	306

Central Vermont Public Service Corp.	2,853	58

CH Energy Group, Inc.	4,148	169

Cleco Corp.	15,816	420

El Paso Electric Co. *	11,751	242

Empire District Electric (The) Co.	10,075	182

EnerNOC, Inc. *	3,677	109

IDACORP, Inc.	12,324	427

MGE Energy, Inc.	6,091	215

NorthWestern Corp.	9,364	251

Otter Tail Corp.	9,264	203

Pike Electric Corp. *	4,800	45

PNM Resources, Inc.	22,428	281

Portland General Electric Co.	19,610	379

UIL Holdings Corp.	7,716	212

Unisource Energy Corp.	9,301	292

Unitil Corp.	2,596	60
US Geothermal, Inc. *	15,158	14
		4,418

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.4% – continued

Electrical Components & Equipment – 1.0%

Advanced Battery Technologies, Inc. *	13,800	$54

Advanced Energy Industries, Inc. *	8,659	143

American Superconductor Corp. *	11,338	328

Belden, Inc.	12,143	333

China BAK Battery, Inc. *	9,444	23

Encore Wire Corp.	4,876	101

Ener1, Inc. *	12,458	59

Energy Conversion Devices, Inc. *	12,220	96

EnerSys *	10,542	260

Evergreen Solar, Inc. *	45,399	51

Fushi Copperweld, Inc. *	5,220	59

Generac Holdings, Inc. *	3,440	48

GrafTech International Ltd. *	31,386	429

Graham Corp.	2,467	44

Harbin Electric, Inc. *	4,148	90

Insteel Industries, Inc.	4,269	46

Lihua International, Inc. *	759	7

Littelfuse, Inc. *	5,670	216

Orion Energy Systems, Inc. *	4,217	21

Powell Industries, Inc. *	2,145	70

Power-One, Inc. *	20,646	87

PowerSecure International, Inc. *	4,192	33

Satcon Technology Corp. *	16,931	41

SmartHeat, Inc. *	2,187	23

Ultralife Corp. *	4,175	17

Universal Display Corp. *	7,700	91

Valence Technology, Inc. *	11,100	9
Vicor Corp. *	5,177	71
		2,850

Electronics – 2.4%

American Science & Engineering, Inc.	2,389	179

Analogic Corp.	3,381	144

Badger Meter, Inc.	3,805	146

Bel Fuse, Inc., Class B	2,800	56

Benchmark Electronics, Inc. *	17,011	353

Brady Corp., Class A	12,511	389

Checkpoint Systems, Inc. *	10,118	224

China Security & Surveillance Technology, Inc. *	11,752	90

Cogent, Inc. *	10,790	110

Coherent, Inc. *	5,683	182

CTS Corp.	9,023	85

Cymer, Inc. *	7,705	287

Daktronics, Inc.	9,037	69

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	67	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.4% – continued

Electronics – 2.4% – continued

DDi Corp. *	3,408	$19

Dionex Corp. *	4,628	346

Electro Scientific Industries, Inc. *	7,068	90

FARO Technologies, Inc. *	4,384	113

FEI Co. *	9,748	223

ICx Technologies, Inc. *	3,113	22

II-VI, Inc. *	6,495	220

L-1 Identity Solutions, Inc. *	19,482	174

LaBarge, Inc. *	3,072	34

Measurement Specialties, Inc. *	3,949	58

MEMSIC, Inc. *	3,789	12

Methode Electronics, Inc.	9,524	94

Microvision, Inc. *	22,192	63

Multi-Fineline Electronix, Inc. *	2,707	70

Newport Corp. *	9,413	118

NVE Corp. *	1,318	60

OSI Systems, Inc. *	4,079	114

Park Electrochemical Corp.	5,343	154

Plexus Corp. *	10,299	371

Rofin-Sinar Technologies, Inc. *	7,650	173

Rogers Corp. *	4,020	117

Spectrum Control, Inc. *	3,043	36

SRS Labs, Inc. *	2,880	29

Stoneridge, Inc. *	4,121	41

Taser International, Inc. *	16,308	96

Technitrol, Inc.	9,989	53

TTM Technologies, Inc. *	11,296	100

Varian, Inc. *	7,534	390

Watts Water Technologies, Inc., Class A	7,652	238

Woodward Governor Co.	15,734	503

X-Rite, Inc. *	6,234	19
Zygo Corp. *	3,600	33
		6,497

Energy – Alternate Sources – 0.2%

Ascent Solar Technologies, Inc. *	4,807	19

Clean Energy Fuels Corp. *	9,275	211

Comverge, Inc. *	5,740	65

Evergreen Energy, Inc. *	28,200	5

FuelCell Energy, Inc. *	18,700	53

Green Plains Renewable Energy, Inc. *	2,793	40

Headwaters, Inc. *	16,441	75

Rex Stores Corp. *	1,981	32
Syntroleum Corp. *	15,541	33
		533

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.4% – continued

Engineering & Construction – 0.7%

Argan, Inc. *	1,846	$24

Dycom Industries, Inc. *	9,655	85

EMCOR Group, Inc. *	17,201	424

ENGlobal Corp. *	6,800	19

Exponent, Inc. *	3,592	102

Granite Construction, Inc.	8,966	271

Insituform Technologies, Inc., Class A *	10,164	270

Integrated Electrical Services, Inc. *	896	5

Layne Christensen Co. *	5,018	134

Michael Baker Corp. *	2,160	74

Mistras Group, Inc. *	2,491	25

MYR Group, Inc. *	4,239	69

Orion Marine Group, Inc. *	7,105	128

Stanley, Inc. *	3,062	87

Sterling Construction Co., Inc. *	4,217	66

Tutor Perini Corp. *	6,563	143
VSE Corp.	995	41
		1,967

Entertainment – 0.7%

Ascent Media Corp., Class A *	3,721	101

Bally Technologies, Inc. *	14,213	576

Bluegreen Corp. *	3,200	11

Carmike Cinemas, Inc. *	3,548	49

Churchill Downs, Inc.	2,452	92

Cinemark Holdings, Inc.	8,201	150

Dover Downs Gaming & Entertainment, Inc.	5,227	21

Great Wolf Resorts, Inc. *	6,160	20

Isle of Capri Casinos, Inc. *	4,428	34

Lakes Entertainment, Inc. *	4,644	11

National CineMedia, Inc.	11,171	193

Pinnacle Entertainment, Inc. *	15,612	152

Reading International, Inc., Class A *	4,236	18

Shuffle Master, Inc. *	13,790	113

Speedway Motorsports, Inc.	3,200	50

Vail Resorts, Inc. *	7,672	308
Youbet.com, Inc. *	9,574	28
		1,927

Environmental Control – 0.6%

Calgon Carbon Corp. *	14,316	245

Clean Harbors, Inc. *	5,595	311

Darling International, Inc. *	21,491	192

Energy Recovery, Inc. *	9,437	59

EnergySolutions, Inc.	20,079	129

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	68	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.4% – continued

Environmental Control – 0.6% – continued

Fuel Tech, Inc. *	5,000	$40

Metalico, Inc. *	8,180	49

Met-Pro Corp.	3,532	35

Mine Safety Appliances Co.	7,030	197

Perma-Fix Environmental Services *	14,329	32

Tetra Tech, Inc. *	15,709	362

US Ecology, Inc.	4,902	79
Waste Services, Inc. *	4,307	43
		1,773

Food – 1.8%

American Dairy, Inc. *	2,390	46

American Italian Pasta Co., Class A *	5,465	212

Arden Group, Inc., Class A	300	32

B&G Foods, Inc., Class A	12,366	130

Calavo Growers, Inc.	2,535	46

Cal-Maine Foods, Inc.	3,647	124

Chiquita Brands International, Inc. *	11,596	182

Diamond Foods, Inc.	5,678	239

Dole Food Co., Inc. *	9,379	111

Fresh Del Monte Produce, Inc. *	10,686	216

Great Atlantic & Pacific Tea Co. *	8,492	65

Hain Celestial Group (The), Inc. *	10,582	184

HQ Sustainable Maritime Industries, Inc. *	3,131	19

Imperial Sugar Co.	2,967	46

Ingles Markets, Inc., Class A	3,584	54

J & J Snack Foods Corp.	3,709	161

Lancaster Colony Corp.	5,014	296

Lance, Inc.	7,391	171

Lifeway Foods, Inc. *	1,174	14

M&F Worldwide Corp. *	2,882	88

Nash Finch Co.	3,360	113

Overhill Farms, Inc. *	3,849	22

Ruddick Corp.	11,167	353

Sanderson Farms, Inc.	5,308	285

Seaboard Corp.	88	114

Seneca Foods Corp., Class A *	2,434	71

Smart Balance, Inc. *	16,300	106

Spartan Stores, Inc.	5,954	86

Tootsie Roll Industries, Inc.	6,502	176

TreeHouse Foods, Inc. *	9,085	399

United Natural Foods, Inc. *	11,212	315

Village Super Market Inc., Class A	1,757	49

Weis Markets, Inc.	2,822	103

Winn-Dixie Stores, Inc. *	14,292	178

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.4% – continued

Food – 1.8% – continued
Zhongpin, Inc. *	6,369	$81
		4,887

Forest Products & Paper – 0.8%

Boise, Inc. *	8,480	52

Buckeye Technologies, Inc. *	9,800	128

Cellu Tissue Holdings, Inc. *	768	8

Clearwater Paper Corp. *	3,024	149

Deltic Timber Corp.	2,823	124

Domtar Corp. *	10,829	697

Glatfelter	11,882	172

KapStone Paper and Packaging Corp. *	8,733	104

Neenah Paper, Inc.	3,594	57

Orchids Paper Products Co. *	1,672	28

Potlatch Corp.	10,408	365

Schweitzer-Mauduit International, Inc.	4,620	220
Wausau Paper Corp. *	10,806	92
		2,196

Gas – 1.2%

Chesapeake Utilities Corp.	2,568	76

Laclede Group (The), Inc.	5,734	193

New Jersey Resources Corp.	10,998	413

Nicor, Inc.	11,798	495

Northwest Natural Gas Co.	6,917	322

Piedmont Natural Gas Co., Inc.	19,173	529

South Jersey Industries, Inc.	7,786	327

Southwest Gas Corp.	11,600	347
WGL Holdings, Inc.	13,063	453
		3,155

Hand/Machine Tools – 0.5%

Baldor Electric Co.	12,148	454

Franklin Electric Co., Inc.	6,031	181

K-Tron International, Inc. *	660	99
Regal-Beloit Corp.	9,349	556
		1,290

Healthcare – Products – 3.9%

Abaxis, Inc. *	5,715	155

ABIOMED, Inc. *	8,093	84

Accuray, Inc. *	10,041	61

Affymetrix, Inc. *	18,374	135

AGA Medical Holdings, Inc. *	3,368	55

Align Technology, Inc. *	15,234	295

Alphatec Holdings, Inc. *	8,086	52

American Medical Systems Holdings, Inc. *	19,277	358

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	69	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.4% – continued

Healthcare – Products – 3.9% – continued

Angiodynamics, Inc. *	6,487	$101

Atrion Corp.	370	53

ATS Medical, Inc. *	14,654	38

BioMimetic Therapeutics, Inc. *	3,525	46

Bovie Medical Corp. *	4,206	26

Bruker Corp. *	12,800	188

Cantel Medical Corp.	3,492	69

Cardiac Science Corp. *	3,700	7

CardioNet, Inc. *	5,779	44

Cardiovascular Systems, Inc. *	2,780	15

Cepheid, Inc. *	15,256	267

Conceptus, Inc. *	7,789	155

Conmed Corp. *	7,574	180

CryoLife, Inc. *	7,903	51

Cutera, Inc. *	3,258	34

Cyberonics, Inc. *	7,283	140

Cynosure, Inc., Class A *	2,389	27

Delcath Systems, Inc. *	8,555	69

DexCom, Inc. *	13,741	134

Electro-Optical Sciences, Inc. *	5,416	40

Endologix, Inc. *	11,821	48

EnteroMedics, Inc. *	3,282	2

ev3, Inc. *	19,449	308

Exactech, Inc. *	2,203	46

Female Health (The) Co.	4,080	29

Genomic Health, Inc. *	3,622	64

Greatbatch, Inc. *	6,128	130

Haemonetics Corp. *	6,703	383

Hanger Orthopedic Group, Inc. *	6,731	122

Hansen Medical, Inc. *	7,437	17

HeartWare International, Inc. *	1,863	83

ICU Medical, Inc. *	3,119	107

Immucor, Inc. *	18,414	412

Insulet Corp. *	9,179	139

Integra LifeSciences Holdings Corp. *	4,928	216

Invacare Corp.	7,532	200

IRIS International, Inc. *	4,399	45

Kensey Nash Corp. *	2,034	48

LCA-Vision, Inc. *	3,986	33

Luminex Corp. *	10,541	177

MAKO Surgical Corp. *	4,262	57

Masimo Corp.	13,272	352

Medical Action Industries, Inc. *	3,500	43

Merge Healthcare, Inc. *	8,192	17

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.4% – continued

Healthcare – Products – 3.9% – continued

Meridian Bioscience, Inc.	10,598	$216

Merit Medical Systems, Inc. *	7,526	115

Micrus Endovascular Corp. *	4,265	84

Natus Medical, Inc. *	7,121	113

NuVasive, Inc. *	10,142	458

NxStage Medical, Inc. *	6,400	73

OraSure Technologies, Inc. *	12,498	74

Orthofix International N.V. *	4,453	162

Orthovita, Inc. *	18,089	77

Palomar Medical Technologies, Inc. *	5,046	55

PSS World Medical, Inc. *	15,514	365

Quidel Corp. *	6,989	102

Rochester Medical Corp. *	2,464	32

Rockwell Medical Technologies, Inc. *	4,154	24

Sirona Dental Systems, Inc. *	4,434	169

Somanetics Corp. *	3,375	65

SonoSite, Inc. *	4,353	140

Spectranetics Corp. *	7,900	55

Stereotaxis, Inc. *	8,253	41

STERIS Corp.	15,262	514

SurModics, Inc. *	3,886	81

Symmetry Medical, Inc. *	9,015	91

Synovis Life Technologies, Inc. *	2,831	44

Thoratec Corp. *	14,747	493

TomoTherapy, Inc. *	10,834	37

TranS1, Inc. *	2,600	8

Utah Medical Products, Inc.	805	23

Vascular Solutions, Inc. *	3,982	36

Vital Images, Inc. *	3,995	65

Volcano Corp. *	12,634	305

West Pharmaceutical Services, Inc.	8,564	359

Wright Medical Group, Inc. *	9,700	172

Young Innovations, Inc.	1,345	38
Zoll Medical Corp. *	5,385	142
		10,785

Healthcare – Services – 2.2%

Air Methods Corp. *	2,731	93

Alliance HealthCare Services, Inc. *	6,397	36

Allied Healthcare International, Inc. *	10,883	30

Almost Family, Inc. *	2,127	80

Amedisys, Inc. *	7,147	395

America Service Group, Inc.	1,983	32

American Dental Partners, Inc. *	3,747	49

AMERIGROUP Corp. *	13,815	459

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	70	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.4% – continued

Healthcare – Services – 2.2% – continued

Amsurg Corp. *	8,175	$176

Assisted Living Concepts, Inc., Class A *	2,531	83

Bio-Reference Labs, Inc. *	3,095	136

Capital Senior Living Corp. *	6,200	33

Centene Corp. *	12,601	303

Continucare Corp. *	7,173	27

Emeritus Corp. *	5,263	107

Ensign Group (The), Inc.	2,665	46

Genoptix, Inc. *	4,434	157

Gentiva Health Services, Inc. *	7,569	214

Healthsouth Corp. *	24,349	455

Healthspring, Inc. *	12,791	225

Healthways, Inc. *	8,817	142

IPC The Hospitalist Co., Inc. *	4,209	148

Kindred Healthcare, Inc. *	10,170	184

LHC Group, Inc. *	3,856	129

Magellan Health Services, Inc. *	9,227	401

Medcath Corp. *	4,400	46

Metropolitan Health Networks, Inc. *	8,854	29

Molina Healthcare, Inc. *	3,300	83

National Healthcare Corp.	2,132	75

Nighthawk Radiology Holdings, Inc. *	4,565	14

NovaMed, Inc. *	4,849	16

Odyssey HealthCare, Inc. *	8,596	156

Psychiatric Solutions, Inc. *	14,679	437

RadNet, Inc. *	6,400	20

RehabCare Group, Inc. *	6,454	176

Res-Care, Inc. *	6,317	76

Select Medical Holdings Corp. *	9,186	78

Skilled Healthcare Group, Inc., Class A *	4,705	29

Sun Healthcare Group, Inc. *	11,524	110

Sunrise Senior Living, Inc. *	13,230	68

Triple-S Management Corp., Class B *	5,451	97

U.S. Physical Therapy, Inc. *	3,000	52

Virtual Radiologic Corp. *	1,700	19
WellCare Health Plans, Inc. *	11,023	328
		6,049

Holding Companies – Diversified – 0.0%

Compass Diversified Holdings	6,128	94

Harbinger Group, Inc. *	2,123	14

Primoris Services Corp.	2,042	16
Resource America, Inc., Class A	2,500	12
		136

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.4% – continued

Home Builders – 0.4%

Amrep Corp. *	400	$6

Beazer Homes USA, Inc. *	15,292	69

Brookfield Homes Corp. *	2,267	20

Cavco Industries, Inc. *	1,792	61

China Housing & Land Development, Inc. *	6,336	24

Hovnanian Enterprises, Inc., Class A *	12,585	55

M/I Homes, Inc. *	5,100	75

Meritage Homes Corp. *	8,274	174

Ryland Group, Inc.	11,219	252

Skyline Corp.	1,674	31

Standard Pacific Corp. *	27,556	124
Winnebago Industries, Inc. *	7,758	113
		1,004

Home Furnishings – 0.7%

American Woodmark Corp.	2,544	49

Audiovox Corp., Class A *	5,019	39

DTS, Inc. *	4,530	154

Ethan Allen Interiors, Inc.	6,486	134

Furniture Brands International, Inc. *	11,313	73

Hooker Furniture Corp.	3,099	50

Kimball International, Inc., Class B	8,179	57

La-Z-Boy, Inc. *	13,420	168

Sealy Corp. *	10,628	37

Stanley Furniture Co., Inc. *	2,487	25

Tempur-Pedic International, Inc. *	19,541	590

TiVo, Inc. *	28,750	492
Universal Electronics, Inc. *	3,673	82
		1,950

Household Products/Wares – 0.7%

ACCO Brands Corp. *	14,357	110

American Greetings Corp., Class A	10,250	214

Blyth, Inc.	1,444	45

Central Garden and Pet Co., Class A *	15,200	139

CSS Industries, Inc.	1,900	38

Ennis, Inc.	6,784	110

Helen of Troy Ltd. *	7,925	207

Oil-Dri Corp. of America	1,289	25

Prestige Brands Holdings, Inc. *	8,802	79

Standard Register (The) Co.	4,856	26

Tupperware Brands Corp.	16,335	788
WD-40 Co.	4,308	141
		1,922

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	71	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.4% – continued

Insurance – 3.2%

Ambac Financial Group, Inc. *	74,400	$41

American Equity Investment Life Holding Co.	15,216	162

American Physicians Capital, Inc.	2,156	69

American Physicians Service Group, Inc.	1,676	42

American Safety Insurance Holdings Ltd. *	2,100	35

AMERISAFE, Inc. *	5,097	83

Amtrust Financial Services, Inc.	5,721	80

Argo Group International Holdings Ltd.	8,006	261

Assured Guaranty Ltd.	32,080	705

Baldwin & Lyons, Inc., Class B	2,050	49

Citizens, Inc. *	8,500	59

CNA Surety Corp. *	4,255	76

Conseco, Inc. *	65,585	408

Crawford & Co., Class B *	6,621	27

Delphi Financial Group, Inc., Class A	12,106	305

Donegal Group, Inc., Class A	2,777	40

Eastern Insurance Holdings, Inc.	1,897	19

eHealth, Inc. *	6,162	97

EMC Insurance Group, Inc.	1,400	32

Employers Holdings, Inc.	11,507	171

Enstar Group Ltd. *	1,726	119

FBL Financial Group, Inc., Class A	3,341	82

First Acceptance Corp. *	4,721	10

First Mercury Financial Corp.	3,496	46

Flagstone Reinsurance Holdings Ltd.	10,231	117

FPIC Insurance Group, Inc. *	2,870	78

Greenlight Capital Re Ltd., Class A *	7,485	200

Hallmark Financial Services, Inc. *	2,319	21

Harleysville Group, Inc.	3,468	117

Horace Mann Educators Corp.	10,199	154

Independence Holding Co.	1,480	14

Infinity Property & Casualty Corp.	3,586	163

Kansas City Life Insurance Co.	1,100	35

Life Partners Holdings, Inc.	1,768	39

Maiden Holdings Ltd.	13,299	98

Max Capital Group Ltd.	11,982	275

Meadowbrook Insurance Group, Inc.	15,092	119

Mercer Insurance Group, Inc.	1,372	25

MGIC Investment Corp. *	32,592	358

Montpelier Re Holdings Ltd.	19,640	330

National Interstate Corp.	1,400	29

National Western Life Insurance Co., Class A	587	108

Navigators Group, Inc. *	3,259	128

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.4% – continued

Insurance – 3.2% – continued

NYMAGIC, Inc.	1,100	$23

Phoenix (The) Cos., Inc. *	30,700	74

Platinum Underwriters Holdings Ltd.	13,294	493

PMA Capital Corp., Class A *	8,764	54

PMI Group (The), Inc. *	19,058	103

Presidential Life Corp.	5,792	58

Primus Guaranty Ltd. *	5,800	24

ProAssurance Corp. *	8,649	506

Radian Group, Inc.	21,354	334

RLI Corp.	4,902	279

Safety Insurance Group, Inc.	3,468	131

SeaBright Insurance Holdings, Inc.	5,293	58

Selective Insurance Group, Inc.	13,788	229

State Auto Financial Corp.	3,580	64

Stewart Information Services Corp.	4,826	67

Tower Group, Inc.	11,675	259

United America Indemnity Ltd., Class A *	9,245	88

United Fire & Casualty Co.	5,559	100

Universal American Corp. *	6,989	108

Universal Insurance Holdings, Inc.	3,242	16
Zenith National Insurance Corp.	9,738	373
		8,867

Internet – 2.9%

1-800-Flowers.com, Inc., Class A *	6,700	17

AboveNet, Inc. *	3,405	173

ActivIdentity Corp. *	11,116	32

Ancestry.com, Inc. *	1,911	32

Archipelago Learning, Inc. *	1,772	26

Art Technology Group, Inc. *	40,638	179

AsiaInfo Holdings, Inc. *	8,126	215

Blue Coat Systems, Inc. *	10,858	337

Blue Nile, Inc. *	3,308	182

Chordiant Software, Inc. *	7,520	38

Cogent Communications Group, Inc. *	11,781	123

comScore, Inc. *	5,868	98

Constant Contact, Inc. *	6,263	145

CyberSource Corp. *	18,008	318

DealerTrack Holdings, Inc. *	9,775	167

Dice Holdings, Inc. *	4,656	35

Digital River, Inc. *	9,936	301

drugstore.com, Inc. *	23,924	85

Earthlink, Inc.	27,403	234

ePlus, Inc.4 *	887	16

eResearch Technology, Inc. *	11,585	80

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	72	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.4% – continued

Internet – 2.9% – continued

Global Sources Ltd. *	3,660	$24

GSI Commerce, Inc. *	7,892	218

Health Grades, Inc. *	6,180	39

Imergent, Inc.	1,937	13

Infospace, Inc. *	9,277	102

Internap Network Services Corp. *	13,772	77

Internet Brands, Inc., Class A *	7,608	70

Internet Capital Group, Inc. *	9,938	84

iPass, Inc. *	11,923	14

j2 Global Communications, Inc. *	11,614	272

Keynote Systems, Inc.	3,598	41

Knot (The), Inc. *	7,375	58

Limelight Networks, Inc. *	7,610	28

Lionbridge Technologies, Inc. *	15,438	56

Liquidity Services, Inc. *	3,700	43

LoopNet, Inc. *	5,416	61

MercadoLibre, Inc. *	6,735	325

ModusLink Global Solutions, Inc. *	12,101	102

Move, Inc. *	40,141	84

NIC, Inc.	13,396	105

NutriSystem, Inc.	8,167	145

Online Resources Corp. *	6,200	25

OpenTable, Inc. *	751	29

Openwave Systems, Inc. *	20,282	47

Orbitz Worldwide, Inc. *	9,045	64

Overstock.com, Inc. *	4,201	68

PC-Tel, Inc. *	4,800	30

Perficient, Inc. *	7,023	79

QuinStreet, Inc. *	1,897	32

Rackspace Hosting, Inc. *	17,300	324

RealNetworks, Inc. *	22,377	108

S1 Corp. *	14,210	84

Saba Software, Inc. *	6,090	30

Safeguard Scientifics, Inc. *	5,034	65

Sapient Corp.	21,959	201

Shutterfly, Inc. *	5,374	129

SonicWALL, Inc. *	13,685	119

Sourcefire, Inc. *	5,687	131

Stamps.com, Inc. *	3,150	32

support.com, Inc. *	11,842	39

TechTarget, Inc. *	2,947	15

TeleCommunication Systems, Inc., Class A *	11,343	83

Terremark Worldwide, Inc. *	15,098	106

TIBCO Software, Inc. *	43,726	472

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.4% – continued

Internet - 2.9% – continued

Travelzoo, Inc. *	1,377	$21

United Online, Inc.	22,253	166

US Auto Parts Network, Inc. *	2,105	16

ValueClick, Inc. *	22,630	229

VASCO Data Security International, Inc. *	7,200	59

Vitacost.com, Inc. *	2,709	33

Vocus, Inc. *	4,517	77

Web.com Group, Inc. *	6,488	35

Websense, Inc. *	11,537	263
Zix Corp. *	15,422	36
		8,041

Investment Companies – 1.0%

Allied Capital Corp.	46,333	230

American Capital Ltd. *	72,796	370

Ampal-American Israel Corp., Class A *	5,124	14

Apollo Investment Corp.	45,821	583

Ares Capital Corp.	34,056	506

BlackRock Kelso Capital Corp.	3,512	35

Capital Southwest Corp.	725	66

Fifth Street Finance Corp.	10,005	116

Gladstone Capital Corp.	5,199	61

Gladstone Investment Corp.	5,402	32

Harris & Harris Group, Inc. *	7,964	37

Hercules Technology Growth Capital, Inc.	9,416	100

Kohlberg Capital Corp.	4,484	26

Main Street Capital Corp.	2,566	40

MCG Capital Corp. *	17,527	91

Medallion Financial Corp.	3,473	28

MVC Capital, Inc.	5,888	80

NGP Capital Resources Co.	5,300	45

PennantPark Investment Corp.	6,475	67

Prospect Capital Corp.	16,404	199

TICC Capital Corp.	6,562	43
Triangle Capital Corp.	2,644	37
		2,806

Iron/Steel – 0.0%

China Precision Steel, Inc. *	10,305	22

General Steel Holdings, Inc. *	5,177	21

Sutor Technology Group Ltd. *	1,800	5
Universal Stainless & Alloy *	1,700	41
		89

Leisure Time – 0.6%

Ambassadors Group, Inc.	4,839	53

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	73	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.4% – continued

Leisure Time & – 0.6% – continued

Brunswick Corp.	22,981	$367

Callaway Golf Co.	16,761	148

Interval Leisure Group, Inc. *	10,324	150

Life Time Fitness, Inc. *	10,500	295

Marine Products Corp. *	2,500	15

Multimedia Games, Inc. *	6,540	26

Polaris Industries, Inc.	7,995	409

Town Sports International Holdings, Inc. *	4,600	18

Universal Travel Group *	3,302	33
		1,514

Lodging – 0.3%

Ameristar Casinos, Inc.	6,701	122

Gaylord Entertainment Co. *	10,334	303

Marcus Corp.	5,127	66

Monarch Casino & Resort, Inc. *	2,247	19

Morgans Hotel Group Co. *	5,355	34

Orient-Express Hotels Ltd., Class A *	23,605	335

Red Lion Hotels Corp. *	3,299	24
		903

Machinery – Construction & Mining – 0.0%

Astec Industries, Inc. *	4,656	135

Machinery – Diversified – 1.3%

Alamo Group, Inc.	1,836	37

Albany International Corp., Class A	7,023	151

Altra Holdings, Inc. *	7,087	97

Applied Industrial Technologies, Inc.	11,072	275

Briggs & Stratton Corp.	13,013	254

Cascade Corp.	2,449	79

Chart Industries, Inc. *	7,248	145

Cognex Corp.	10,358	191

Columbus McKinnon Corp. *	5,154	82

Duoyuan Printing, Inc. *	2,098	23

DXP Enterprises, Inc. *	1,889	24

Flow International Corp. *	12,195	37

Gorman-Rupp (The) Co.	3,834	97

Hurco Cos., Inc. *	1,555	26

Intermec, Inc. *	16,156	229

Intevac, Inc. *	5,500	76

iRobot Corp. *	5,259	80

Kadant, Inc. *	2,983	43

Lindsay Corp.	3,152	130

Middleby Corp. *	4,277	246

NACCO Industries, Inc., Class A	1,412	105

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.4% – continued

Machinery – Diversified – 1.3% – continued

Nordson Corp.	8,777	$596

Raser Technologies, Inc. *	17,511	17

Robbins & Myers, Inc.	6,950	166

Sauer-Danfoss, Inc. *	2,864	38

Tecumseh Products Co., Class A *	5,111	63

Tennant Co.	4,915	135

Twin Disc, Inc.	2,200	27
		3,469

Media – 0.5%

Acacia Research – Acacia Technologies *	8,584	93

Belo Corp., Class A	23,297	159

CKX, Inc. *	14,753	90

Courier Corp.	2,525	42

Crown Media Holdings, Inc., Class A *	2,500	5

DG FastChannel, Inc. *	5,398	172

Dolan Media Co. *	7,683	84

EW Scripps Co., Class A *	7,839	66

Fisher Communications, Inc. *	1,500	21

Journal Communications, Inc., Class A *	11,000	46

LIN TV Corp., Class A *	7,100	41

LodgeNet Interactive Corp. *	6,104	43

Martha Stewart Living Omnimedia, Inc., Class A *	6,900	39

Mediacom Communications Corp., Class A *	9,611	57

Outdoor Channel Holdings, Inc. *	3,953	26

Playboy Enterprises, Inc., Class B *	5,400	20

PRIMEDIA, Inc.	4,160	14

Scholastic Corp.	5,838	163

Sinclair Broadcast Group, Inc., Class A *	10,451	53

Value Line, Inc.	300	7

World Wrestling Entertainment, Inc., Class A	5,818	101
		1,342

Metal Fabrication/Hardware – 0.9%

A.M. Castle & Co. *	4,344	57

Ampco-Pittsburgh Corp.	2,083	52

CIRCOR International, Inc.	4,439	147

Dynamic Materials Corp.	3,146	49

Eastern (The) Co.	960	13

Furmanite Corp. *	11,048	57

Hawk Corp., Class A *	1,332	26

Haynes International, Inc.	3,078	109

Kaydon Corp.	8,693	327

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	74	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.4% – continued

Metal Fabrication/Hardware – 0.9% – continued

L.B. Foster Co., Class A *	2,760	$80

Ladish Co., Inc. *	4,025	81

Lawson Products, Inc.	1,040	16

Mueller Industries, Inc.	9,725	261

Mueller Water Products, Inc., Class A	40,037	191

North American Galvanizing & Coating, Inc. *	3,085	17

Northwest Pipe Co. *	2,265	50

Olympic Steel, Inc.	2,325	76

Omega Flex, Inc.	662	7

RBC Bearings, Inc. *	5,556	177

RTI International Metals, Inc. *	7,847	238

Sun Hydraulics Corp.	3,329	87

Worthington Industries, Inc.	15,756	272
		2,390

Mining – 0.8%

Allied Nevada Gold Corp. *	14,355	238

AMCOL International Corp.	6,168	168

Brush Engineered Materials, Inc. *	5,200	117

Century Aluminum Co. *	14,808	204

Coeur d’Alene Mines Corp. *	21,137	317

General Moly, Inc. *	18,859	63

Hecla Mining Co. *	61,590	337

Horsehead Holding Corp. *	11,136	132

Kaiser Aluminum Corp.	4,014	155

Paramount Gold and Silver Corp. *	21,122	29

Stillwater Mining Co. *	10,687	139

United States Lime & Minerals, Inc. *	456	18

Uranerz Energy Corp. *	13,846	26

Uranium Energy Corp. *	13,844	44

US Gold Corp. *	21,648	58

USEC, Inc. *	29,384	169
		2,214

Miscellaneous Manufacturing – 2.0%

A.O. Smith Corp.	5,737	302

Actuant Corp., Class A	17,695	346

Acuity Brands, Inc.	11,273	476

American Railcar Industries, Inc.	2,223	27

Ameron International Corp.	2,427	153

AZZ, Inc.	3,117	105

Barnes Group, Inc.	12,140	236

Blount International, Inc. *	9,800	102

Ceradyne, Inc. *	6,698	152

Chase Corp.	1,467	19

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.4% – continued

Miscellaneous Manufacturing – 2.0% – continued

China Fire & Security Group, Inc. *	3,653	$47

CLARCOR, Inc.	13,315	459

Colfax Corp. *	6,476	76

Eastman Kodak Co. *	69,910	405

EnPro Industries, Inc. *	5,183	151

ESCO Technologies, Inc.	6,850	218

Federal Signal Corp.	12,428	112

FreightCar America, Inc.	3,307	80

GP Strategies Corp. *	3,829	32

Griffon Corp. *	11,347	141

Hexcel Corp. *	25,158	363

John Bean Technologies Corp.	7,220	127

Koppers Holdings, Inc.	5,350	151

LSB Industries, Inc. *	4,728	72

Matthews International Corp., Class A	7,962	283

Metabolix, Inc. *	5,769	70

Movado Group, Inc. *	4,140	47

Myers Industries, Inc.	8,015	84

NL Industries, Inc.	1,800	15

PMFG, Inc. *	3,875	51

Polypore International, Inc. *	5,986	105

Portec Rail Products, Inc.	1,605	19

Raven Industries, Inc.	4,100	121

Smith & Wesson Holding Corp. *	14,631	55

Standex International Corp.	3,312	85

STR Holdings, Inc. *	3,334	78

Sturm Ruger & Co., Inc.	5,357	64

Tredegar Corp.	7,540	129

Trimas Corp. *	4,102	27
		5,585

Office Furnishings – 0.4%

Herman Miller, Inc.	14,019	253

HNI Corp.	11,702	312

Interface, Inc., Class A	12,417	144

Knoll, Inc.	12,132	136

Steelcase, Inc., Class A	18,162	118
		963

Oil & Gas – 2.4%

Alon USA Energy, Inc.	2,500	18

Apco Oil and Gas International, Inc.	2,381	64

Approach Resources, Inc. *	3,470	32

Arena Resources, Inc. *	9,915	331

Atlas Energy, Inc. *	17,551	546

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	75	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.4% – continued

Oil & Gas – 2.4% – continued

ATP Oil & Gas Corp. *	10,311	$194

Berry Petroleum Co., Class A	13,141	370

Bill Barrett Corp. *	9,908	304

BPZ Resources, Inc. *	24,048	177

Brigham Exploration Co. *	25,765	411

Bronco Drilling Co., Inc. *	6,500	31

Carrizo Oil & Gas, Inc. *	7,405	170

Cheniere Energy, Inc. *	13,660	42

Clayton Williams Energy, Inc. *	1,544	54

Contango Oil & Gas Co. *	3,112	159

CREDO Petroleum Corp. *	1,651	16

Cubic Energy, Inc. *	6,432	7

CVR Energy, Inc. *	5,703	50

Delek US Holdings, Inc.	3,900	28

Delta Petroleum Corp. *	48,545	68

Endeavour International Corp. *	28,600	36

FX Energy, Inc. *	11,619	40

Georesources, Inc. *	2,108	32

GMX Resources, Inc. *	8,597	71

Goodrich Petroleum Corp. *	6,613	103

Gran Tierra Energy, Inc. *	52,950	312

Gulfport Energy Corp. *	7,140	80

Harvest Natural Resources, Inc. *	8,977	68

Hercules Offshore, Inc. *	30,436	131

Isramco, Inc. *	200	13

McMoRan Exploration Co. *	21,226	311

Northern Oil and Gas, Inc. *	9,386	149

Oilsands Quest, Inc. *	64,391	48

Panhandle Oil and Gas, Inc., Class A	2,061	49

Parker Drilling Co. *	30,733	152

Penn Virginia Corp.	11,764	288

Petroleum Development Corp. *	4,886	113

Petroquest Energy, Inc. *	13,893	70

Pioneer Drilling Co. *	11,500	81

Rex Energy Corp. *	7,671	87

Rosetta Resources, Inc. *	13,569	320

Stone Energy Corp. *	10,786	191

Sulphco, Inc. *	10,300	3

Swift Energy Co. *	9,683	298

Toreador Resources Corp. *	6,211	51

Vaalco Energy, Inc.	15,752	78

Vantage Drilling Co. *	21,607	32

Venoco, Inc. *	4,884	63

W&T Offshore, Inc.	9,011	76

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.4% – continued

Oil & Gas – 2.4% – continued

Warren Resources, Inc. *	17,130	$43

Western Refining, Inc. *	9,882	54
Zion Oil & Gas, Inc. *	3,497	22
		6,537

Oil & Gas Services – 1.2%

Allis-Chalmers Energy, Inc. *	15,037	53

Basic Energy Services, Inc. *	5,790	45

Bolt Technology Corp. *	2,026	23

Boots & Coots, Inc. *	22,021	53

Cal Dive International, Inc. *	11,136	82

CARBO Ceramics, Inc.	5,015	313

Complete Production Services, Inc. *	15,110	174

Dawson Geophysical Co. *	2,128	62

Dril-Quip, Inc. *	7,558	460

Geokinetics, Inc. *	3,033	22

Global Industries Ltd. *	25,841	166

Gulf Island Fabrication, Inc.	3,355	73

Hornbeck Offshore Services, Inc. *	5,938	110

ION Geophysical Corp. *	27,646	136

Key Energy Services, Inc. *	32,047	306

Lufkin Industries, Inc.	3,868	306

Matrix Service Co. *	6,436	69

Natural Gas Services Group, Inc. *	3,391	54

Newpark Resources, Inc. *	22,432	118

OYO Geospace Corp. *	979	47

RPC, Inc.	7,462	83

Superior Well Services, Inc. *	4,360	58

T-3 Energy Services, Inc. *	3,373	83

Tetra Technologies, Inc. *	19,585	239

TGC Industries, Inc. *	3,953	16

Union Drilling, Inc. *	3,300	20
Willbros Group, Inc. *	10,294	124
		3,295

Packaging & Containers – 0.4%

AEP Industries, Inc. *	1,384	36

Bway Holding Co. *	1,850	37

Graham Packaging Co., Inc. *	2,979	38

Graphic Packaging Holding Co. *	29,458	106

Rock-Tenn Co., Class A	10,011	456
Silgan Holdings, Inc.	7,017	423
		1,096

Pharmaceuticals – 3.0%

Acura Pharmaceuticals, Inc. *	1,968	11

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	76	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.4% – continued

Pharmaceuticals – 3.0% – continued

Adolor Corp. *	11,200	$20

Akorn, Inc. *	13,710	21

Alkermes, Inc. *	24,556	319

Allos Therapeutics, Inc. *	19,223	143

Amicus Therapeutics, Inc. *	5,511	18

Ardea Biosciences, Inc. *	3,909	71

Array Biopharma, Inc. *	14,295	39

Auxilium Pharmaceuticals, Inc. *	12,080	376

AVANIR Pharmaceuticals, Inc., Class A *	18,237	42

AVI BioPharma, Inc. *	23,668	28

Biodel, Inc. *	3,439	15

BioDelivery Sciences International, Inc. *	1,788	7

BioScrip, Inc. *	10,149	81

Biospecifics Technologies Corp. *	893	25

Cadence Pharmaceuticals, Inc. *	6,844	62

Caraco Pharmaceutical Laboratories Ltd. *	3,400	20

Catalyst Health Solutions, Inc. *	9,594	397

China Sky One Medical, Inc. *	2,545	40

China-Biotics, Inc. *	2,313	41

Clarient, Inc. *	9,723	25

Cornerstone Therapeutics, Inc. *	2,321	15

Cumberland Pharmaceuticals, Inc. *	2,077	22

Cypress Bioscience, Inc. *	9,312	46

Cytori Therapeutics, Inc. *	7,700	35

Depomed, Inc. *	12,563	45

Durect Corp. *	22,651	68

Dyax Corp. *	17,845	61

Hemispherx Biopharma, Inc. *	30,601	23

Hi-Tech Pharmacal Co., Inc. *	2,210	49

Idenix Pharmaceuticals, Inc. *	9,006	25

Impax Laboratories, Inc. *	15,841	283

Infinity Pharmaceuticals, Inc. *	4,405	27

Inspire Pharmaceuticals, Inc. *	16,290	102

Ironwood Pharmaceuticals, Inc. *	4,361	59

Isis Pharmaceuticals, Inc. *	24,284	265

ISTA Pharmaceuticals, Inc. *	8,120	33

Javelin Pharmaceuticals, Inc. *	15,814	20

KV Pharmaceutical Co., Class A *	9,067	16

Lannett Co., Inc. *	3,046	13

Mannatech, Inc.	3,900	13

MannKind Corp. *	15,395	101

MAP Pharmaceuticals, Inc. *	2,341	37

Matrixx Initiatives, Inc. *	1,939	10

Medicis Pharmaceutical Corp., Class A	15,349	386

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.4% – continued

Pharmaceuticals – 3.0% – continued

Medivation, Inc. *	7,780	$82

MiddleBrook Pharmaceuticals, Inc. *	8,700	3

Myriad Pharmaceuticals, Inc. *	5,799	26

Nabi Biopharmaceuticals *	12,000	66

Nektar Therapeutics *	24,136	367

Neogen Corp. *	5,163	130

Neurocrine Biosciences, Inc. *	12,170	31

NeurogesX, Inc. *	2,356	22

Nutraceutical International Corp. *	3,204	48

Obagi Medical Products, Inc. *	4,888	60

Omega Protein Corp. *	4,520	26

Onyx Pharmaceuticals, Inc. *	16,062	486

Opko Health, Inc. *	10,915	22

Optimer Pharmaceuticals, Inc. *	8,548	105

Orexigen Therapeutics, Inc. *	6,473	38

Osiris Therapeutics, Inc. *	4,908	36

OXiGENE, Inc. *	9,570	12

Pain Therapeutics, Inc. *	9,707	61

Par Pharmaceutical Cos., Inc. *	9,067	225

Pharmasset, Inc. *	5,945	159

PharMerica Corp. *	7,991	146

Poniard Pharmaceuticals, Inc. *	5,536	6

Pozen, Inc. *	6,746	65

Progenics Pharmaceuticals, Inc. *	8,221	44

Questcor Pharmaceuticals, Inc. *	15,053	124

Rigel Pharmaceuticals, Inc. *	12,804	102

Salix Pharmaceuticals Ltd. *	14,487	540

Santarus, Inc. *	14,254	77

Savient Pharmaceuticals, Inc. *	17,315	250

Schiff Nutrition International, Inc.	2,710	22

Sciclone Pharmaceuticals, Inc. *	9,277	33

SIGA Technologies, Inc. *	7,443	49

Spectrum Pharmaceuticals, Inc. *	11,144	51

Sucampo Pharmaceuticals, Inc., Class A *	2,546	9

Synta Pharmaceuticals Corp. *	5,132	22

Synutra International, Inc. *	4,532	102

Theravance, Inc. *	18,185	242

USANA Health Sciences, Inc. *	1,605	50

Vanda Pharmaceuticals, Inc. *	7,218	83

Viropharma, Inc. *	20,141	275

Vivus, Inc. *	20,977	183
XenoPort, Inc. *	7,470	69
		8,104

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	77	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.4% – continued

Pipelines – 0.0%
Crosstex Energy, Inc. *	10,811	$94

Real Estate – 0.2%

American Realty Investors, Inc. *	676	7

Avatar Holdings, Inc. *	1,920	42

Consolidated-Tomoka Land Co.	1,300	41

Forestar Group, Inc. *	9,344	176

Hilltop Holdings, Inc. *	10,345	122

Terreno Realty Corp. *	1,771	35
United Capital Corp. *	480	11
		434

Real Estate Investment Trusts – 6.2%

Acadia Realty Trust	10,395	186

Agree Realty Corp.	1,729	40

Alexander’s, Inc. *	536	160

American Campus Communities, Inc.	13,632	377

American Capital Agency Corp.	4,237	109

Anworth Mortgage Asset Corp.	29,696	200

Apollo Commercial Real Estate Finance, Inc.	2,428	44

Ashford Hospitality Trust, Inc. *	12,840	92

Associated Estates Realty Corp.	4,855	67

BioMed Realty Trust, Inc.	25,576	423

CapLease, Inc.	14,059	78

Capstead Mortgage Corp.	18,066	216

CBL & Associates Properties, Inc.	35,937	492

Cedar Shopping Centers, Inc.	11,644	92

Chesapeake Lodging Trust *	1,892	37

Cogdell Spencer, Inc.	8,362	62

Colonial Properties Trust	17,225	222

Colony Financial, Inc.	3,898	78

Cousins Properties, Inc.	19,386	161

CreXus Investment Corp.	3,309	44

Cypress Sharpridge Investments, Inc.	4,243	57

DCT Industrial Trust, Inc.	53,136	278

Developers Diversified Realty Corp.	53,511	651

DiamondRock Hospitality Co. *	32,384	327

DuPont Fabros Technology, Inc.	6,903	149

Dynex Capital, Inc.	3,016	27

EastGroup Properties, Inc.	7,017	265

Education Realty Trust, Inc.	14,760	85

Entertainment Properties Trust	10,962	451

Equity Lifestyle Properties, Inc.	6,594	355

Equity One, Inc.	9,087	172

Extra Space Storage, Inc.	22,515	286

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.4% – continued

Real Estate Investment Trusts – 6.2% – continued

FelCor Lodging Trust, Inc. *	16,762	$96

First Industrial Realty Trust, Inc. *	13,837	107

First Potomac Realty Trust	9,779	147

Franklin Street Properties Corp.	17,421	251

Getty Realty Corp.	4,625	108

Gladstone Commercial Corp.	2,082	30

Glimcher Realty Trust	15,893	81

Government Properties Income Trust	4,433	115

Gramercy Capital Corp. *	10,369	29

Hatteras Financial Corp.	9,442	243

Healthcare Realty Trust, Inc.	15,468	360

Hersha Hospitality Trust	31,425	163

Highwoods Properties, Inc.	18,494	587

Home Properties, Inc.	9,043	423

Inland Real Estate Corp.	18,344	168

Invesco Mortgage Capital, Inc.	4,481	103

Investors Real Estate Trust	19,063	172

iStar Financial, Inc. *	25,204	116

Kilroy Realty Corp.	11,266	347

Kite Realty Group Trust	12,884	61

LaSalle Hotel Properties	16,579	386

Lexington Realty Trust	25,203	164

LTC Properties, Inc.	5,927	160

Medical Properties Trust, Inc.	20,930	219

MFA Financial, Inc.	73,154	538

Mid-America Apartment Communities, Inc.	7,379	382

Mission West Properties, Inc.	4,438	31

Monmouth Real Estate Investment Corp., Class A	5,293	45

National Health Investors, Inc.	6,796	263

National Retail Properties, Inc.	20,858	476

NorthStar Realty Finance Corp.	16,449	69

Omega Healthcare Investors, Inc.	23,196	452

Parkway Properties, Inc.	5,698	107

Pebblebrook Hotel Trust *	4,503	95

Pennsylvania Real Estate Investment Trust	9,939	124

Pennymac Mortgage Investment Trust *	3,783	63

Post Properties, Inc.	12,582	277

PS Business Parks, Inc.	4,690	250

RAIT Financial Trust *	18,162	36

Ramco-Gershenson Properties Trust	6,679	75

Redwood Trust, Inc.	20,130	310

Resource Capital Corp.	8,455	57

Saul Centers, Inc.	1,767	73

Sovran Self Storage, Inc.	7,188	251

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	78	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.4% – continued

Real Estate Investment Trusts – 6.2% – continued

Starwood Property Trust, Inc.	12,110	$234

Strategic Hotels & Resorts, Inc. *	19,453	83

Sun Communities, Inc.	4,361	110

Sunstone Hotel Investors, Inc. *	25,562	286

Tanger Factory Outlet Centers, Inc.	10,529	454

UMH Properties, Inc.	2,235	18

Universal Health Realty Income Trust	2,901	103

Urstadt Biddle Properties, Inc., Class A	5,455	86

U-Store-It Trust	20,797	150

Walter Investment Management Corp.	6,232	100

Washington Real Estate Investment Trust	15,224	465
Winthrop Realty Trust	3,645	44
		17,026

Retail – 6.4%

99 Cents Only Stores *	12,220	199

AFC Enterprises, Inc. *	6,265	67

America’s Car-Mart, Inc. *	2,749	66

AnnTaylor Stores Corp. *	15,262	316

Asbury Automotive Group, Inc. *	8,493	113

Bebe Stores, Inc.	6,305	56

Benihana, Inc., Class A *	3,615	24

Big 5 Sporting Goods Corp.	5,819	89

BJ’s Restaurants, Inc. *	5,046	118

Bob Evans Farms, Inc.	7,954	246

Books-A-Million, Inc.	2,023	15

Borders Group, Inc. *	14,433	25

Brown Shoe Co., Inc.	10,794	167

Buckle (The), Inc.	6,647	244

Buffalo Wild Wings, Inc. *	4,686	225

Build-A-Bear Workshop, Inc. *	4,400	31

Cabela’s, Inc. *	10,392	182

California Pizza Kitchen, Inc. *	5,131	86

Caribou Coffee Co., Inc. *	1,711	11

Carrols Restaurant Group, Inc. *	2,847	19

Casey’s General Stores, Inc.	13,219	415

Cash America International, Inc.	7,706	304

Cato (The) Corp., Class A	7,088	152

CEC Entertainment, Inc. *	5,987	228

Charming Shoppes, Inc. *	30,029	164

Cheesecake Factory (The), Inc. *	15,645	423

Children’s Place Retail Stores (The), Inc. *	5,750	256

Christopher & Banks Corp.	9,685	78

Citi Trends, Inc. *	3,922	127

CKE Restaurants, Inc.	12,728	141

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.4% – continued

Retail – 6.4% – continued

Coldwater Creek, Inc. *	14,378	$100

Collective Brands, Inc. *	16,697	380

Conn’s, Inc. *	3,104	24

Cracker Barrel Old Country Store, Inc.	5,880	273

Denny’s Corp. *	25,553	98

Destination Maternity Corp. *	1,224	31

Dillard’s, Inc., Class A	13,314	314

DineEquity, Inc. *	4,570	181

Domino’s Pizza, Inc. *	9,682	132

Dress Barn, Inc. *	16,350	428

DSW, Inc., Class A *	3,211	82

Einstein Noah Restaurant Group, Inc. *	1,854	23

Ezcorp, Inc., Class A *	11,813	243

Finish Line (The), Inc., Class A	11,065	181

First Cash Financial Services, Inc. *	6,008	130

Fred’s, Inc., Class A	10,212	122

Frisch’s Restaurants, Inc.	576	13

Fuqi International, Inc. *	2,957	32

Gaiam, Inc., Class A	3,910	32

Genesco, Inc. *	5,878	182

Group 1 Automotive, Inc. *	6,261	199

Gymboree Corp. *	7,609	393

Haverty Furniture Cos., Inc.	4,788	78

hhgregg, Inc. *	3,245	82

Hibbett Sports, Inc. *	7,514	192

HOT Topic, Inc. *	10,929	71

HSN, Inc. *	10,362	305

J. Crew Group, Inc. *	13,115	602

Jack in the Box, Inc. *	14,817	349

Jo-Ann Stores, Inc. *	6,894	289

Jos. A. Bank Clothiers, Inc. *	4,768	261

Kenneth Cole Productions, Inc., Class A *	2,342	30

Kirkland’s, Inc. *	3,404	72

Krispy Kreme Doughnuts, Inc. *	14,400	58

Landry’s Restaurants, Inc. *	1,796	32

Lithia Motors, Inc., Class A *	5,520	35

Liz Claiborne, Inc. *	24,769	184

Luby’s, Inc. *	4,300	17

Lululemon Athletica, Inc. *	10,604	440

Lumber Liquidators Holdings, Inc. *	3,730	99

McCormick & Schmick’s Seafood Restaurants, Inc. *	3,648	37

Men’s Wearhouse (The), Inc.	13,563	325

New York & Co., Inc. *	7,097	34

Nu Skin Enterprises, Inc., Class A	12,890	375

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	79	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.4% – continued

Retail – 6.4% – continued

O’Charleys, Inc. *	5,200	$47

OfficeMax, Inc. *	19,894	327

P.F. Chang’s China Bistro, Inc. *	6,168	272

Pacific Sunwear of California, Inc. *	17,487	93

Pantry (The), Inc. *	5,552	69

Papa John’s International, Inc. *	5,611	144

PC Connection, Inc. *	2,905	18

PC Mall, Inc. *	2,800	14

Pep Boys – Manny, Moe & Jack (The)	13,006	131

PetMed Express, Inc.	5,943	132

Pier 1 Imports, Inc. *	30,007	191

Pricesmart, Inc.	4,045	94

Red Robin Gourmet Burgers, Inc. *	4,003	98

Regis Corp.	14,862	278

Retail Ventures, Inc. *	6,069	58

Ruby Tuesday, Inc. *	16,866	178

Rue21, Inc. *	1,869	65

Rush Enterprises, Inc., Class A *	8,399	111

Ruth’s Hospitality Group, Inc. *	9,949	53

Saks, Inc. *	32,869	283

Sally Beauty Holdings, Inc. *	24,497	219

Shoe Carnival, Inc. *	2,550	58

Sonic Automotive, Inc., Class A *	8,197	90

Sonic Corp. *	15,657	173

Sport Supply Group, Inc.	2,248	30

Stage Stores, Inc.	9,825	151

Steak N Shake (The) Co. *	326	124

Stein Mart, Inc. *	7,092	64

Steinway Musical Instruments, Inc. *	1,700	32

Susser Holdings Corp. *	2,336	20

Syms Corp. *	1,508	15

Systemax, Inc.	2,488	54

Talbots, Inc. *	6,034	78

Texas Roadhouse, Inc. *	13,175	183

Tractor Supply Co.	9,365	544

Tuesday Morning Corp. *	7,500	49

Ulta Salon Cosmetics & Fragrance, Inc. *	7,221	163

Vitamin Shoppe, Inc. *	2,213	50

West Marine, Inc. *	3,637	39

Wet Seal (The), Inc., Class A *	25,167	120

World Fuel Services Corp.	15,337	409

Zale Corp. *	7,002	19
Zumiez, Inc. *	5,223	107
		17,594

	NUMBER OF SHARES	VALUE (000s)
COMMON STCKS & – 97.4% – continued

Savings & Loans – 1.1%

Abington Bancorp, Inc.	5,266	$42

Astoria Financial Corp.	22,280	323

BankFinancial Corp.	5,146	47

Beneficial Mutual Bancorp, Inc. *	8,759	83

Berkshire Hills Bancorp, Inc.	3,772	69

Brookline Bancorp, Inc.	15,467	164

Brooklyn Federal Bancorp, Inc.	724	6

Cape Bancorp, Inc. *	2,828	23

Chicopee Bancorp, Inc. *	1,523	19

Clifton Savings Bancorp, Inc.	2,500	23

Danvers Bancorp, Inc.	5,500	76

Dime Community Bancshares	6,935	88

ESB Financial Corp.	2,236	29

ESSA Bancorp, Inc.	3,672	46

First Defiance Financial Corp.	1,951	20

First Financial Holdings, Inc.	4,403	66

First Financial Northwest, Inc.	4,500	31

Flagstar Bancorp, Inc. *	15,400	9

Flushing Financial Corp.	7,741	98

Fox Chase Bancorp, Inc. *	1,259	14

Home Bancorp, Inc. *	2,692	38

Home Federal Bancorp, Inc.	4,604	67

Investors Bancorp, Inc. *	12,247	162

Kearny Financial Corp.	4,839	50

Kentucky First Federal Bancorp	725	8

K-Fed Bancorp	961	8

Legacy Bancorp, Inc.	1,760	17

Meridian Interstate Bancorp, Inc. *	2,329	24

NASB Financial, Inc.	800	18

NewAlliance Bancshares, Inc.	27,826	351

Northeast Community Bancorp, Inc.	1,385	10

Northfield Bancorp, Inc.	5,252	76

Northwest Bancshares, Inc.	10,908	128

OceanFirst Financial Corp.	3,165	36

Oritani Financial Corp.	2,600	42

Provident Financial Services, Inc.	15,559	185

Provident New York Bancorp	9,244	88

Prudential Bancorp, Inc. of Pennsylvania	882	7

Rockville Financial, Inc.	2,200	27

Roma Financial Corp.	1,994	25

Territorial Bancorp, Inc.	3,143	60

United Financial Bancorp, Inc.	4,554	64

ViewPoint Financial Group	2,600	42

Waterstone Financial, Inc. *	1,700	6

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	80	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.4% – continued

Savings & Loans – 1.1% – continued

Westfield Financial, Inc.	8,462	$78

WSFS Financial Corp.	1,981	77
		2,970

Semiconductors – 3.1%

Actel Corp. *	6,943	96

Advanced Analogic Technologies, Inc. *	10,461	37

Amkor Technology, Inc. *	28,385	201

Anadigics, Inc. *	16,860	82

Applied Micro Circuits Corp. *	17,075	147

ATMI, Inc. *	8,218	159

Brooks Automation, Inc. *	16,634	147

Cabot Microelectronics Corp. *	6,069	230

Cavium Networks, Inc. *	9,464	235

Ceva, Inc. *	5,421	63

Cirrus Logic, Inc. *	16,895	142

Cohu, Inc.	6,128	84

Diodes, Inc. *	8,732	196

DSP Group, Inc. *	6,258	52

EMCORE Corp. *	22,300	27

Emulex Corp. *	21,623	287

Entegris, Inc. *	33,771	170

Entropic Communications, Inc. *	14,361	73

Exar Corp. *	9,691	68

Formfactor, Inc. *	12,852	228

GSI Technology, Inc. *	4,533	21

GT Solar International, Inc. *	8,300	43

Hittite Microwave Corp. *	5,573	245

IXYS Corp. *	5,772	49

Kopin Corp. *	18,622	69

Kulicke & Soffa Industries, Inc. *	17,694	128

Lattice Semiconductor Corp. *	30,314	111

Micrel, Inc.	11,956	128

Microsemi Corp. *	21,092	366

Microtune, Inc. *	12,800	35

MIPS Technologies, Inc. *	10,982	49

MKS Instruments, Inc. *	12,884	252

Monolithic Power Systems, Inc. *	8,821	197

Netlogic Microsystems, Inc. *	12,265	361

Omnivision Technologies, Inc. *	12,994	223

Pericom Semiconductor Corp. *	6,932	74

Photronics, Inc. *	13,658	70

PLX Technology, Inc. *	10,058	53

Power Integrations, Inc.	6,229	257

Rubicon Technology, Inc. *	3,472	70

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.4% – continued

Semiconductors – 3.1% – continued

Rudolph Technologies, Inc. *	8,421	$72

Semtech Corp. *	15,834	276

Sigma Designs, Inc. *	7,958	93

Silicon Image, Inc. *	20,876	63

Skyworks Solutions, Inc. *	43,620	681

Standard Microsystems Corp. *	5,709	133

Supertex, Inc. *	2,874	74

Techwell, Inc. *	4,292	80

Tessera Technologies, Inc. *	12,665	257

TriQuint Semiconductor, Inc. *	38,316	268

Ultratech, Inc. *	5,958	81

Veeco Instruments, Inc. *	10,035	437

Virage Logic Corp. *	3,953	31

Volterra Semiconductor Corp. *	6,181	155

White Electronic Designs Corp. *	5,583	39

Zoran Corp. *	13,846	149
		8,414

Shipbuilding – 0.0%
Todd Shipyards Corp.	1,344	22

Software – 4.4%

Accelrys, Inc. *	6,635	41

ACI Worldwide, Inc. *	9,206	190

Actuate Corp. *	12,333	69

Acxiom Corp. *	17,672	317

Advent Software, Inc. *	3,917	175

American Software, Inc., Class A	5,413	31

AMICAS, Inc. *	9,925	60

ArcSight, Inc. *	4,804	135

Ariba, Inc. *	22,749	292

athenahealth, Inc. *	8,730	319

Avid Technology, Inc. *	7,468	103

Blackbaud, Inc.	11,423	288

Blackboard, Inc. *	8,680	362

Bottomline Technologies, Inc. *	6,984	118

Bowne & Co., Inc.	10,080	113

Callidus Software, Inc. *	5,900	21

China Information Security Technology, Inc. *	8,149	41

China TransInfo Technology Corp. *	2,814	19

CommVault Systems, Inc. *	10,859	232

Computer Programs & Systems, Inc.	2,581	101

Concur Technologies, Inc. *	10,373	425

CSG Systems International, Inc. *	9,128	191

Deltek, Inc. *	4,486	34

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	81	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.4% – continued

Software – 4.4% – continued

DemandTec, Inc. *	5,264	$37

Digi International, Inc. *	6,723	72

DivX, Inc. *	8,996	64

Double-Take Software, Inc. *	4,183	37

Ebix, Inc. *	6,037	96

Eclipsys Corp. *	14,632	291

Epicor Software Corp. *	12,288	118

EPIQ Systems, Inc. *	8,451	105

Fair Isaac Corp.	12,696	322

FalconStor Software, Inc. *	8,373	29

Global Defense Technology & Systems, Inc. *	1,122	15

GSE Systems, Inc. *	4,632	25

inContact, Inc. *	9,237	26

infoGROUP, Inc. *	9,397	73

Informatica Corp. *	22,716	610

Innerworkings, Inc. *	6,041	31

Innodata Isogen, Inc. *	5,235	21

Interactive Intelligence, Inc. *	3,512	66

JDA Software Group, Inc. *	8,665	241

Lawson Software, Inc. *	35,774	236

Mantech International Corp., Class A *	5,687	278

MedAssets, Inc. *	10,318	217

Medidata Solutions, Inc. *	1,863	28

MicroStrategy, Inc., Class A *	2,360	201

Monotype Imaging Holdings, Inc. *	6,104	59

NetSuite, Inc. *	4,080	59

Omnicell, Inc. *	8,200	115

OPNET Technologies, Inc.	3,694	60

Parametric Technology Corp. *	30,183	545

Pegasystems, Inc.	3,988	148

Pervasive Software, Inc. *	3,720	19

Phase Forward, Inc. *	10,543	138

Phoenix Technologies Ltd. *	9,724	31

Progress Software Corp. *	10,380	326

PROS Holdings, Inc. *	4,657	46

QAD, Inc. *	2,900	15

Quality Systems, Inc.	6,148	378

Quest Software, Inc. *	15,878	283

Renaissance Learning, Inc.	1,557	25

RightNow Technologies, Inc. *	5,747	103

Rosetta Stone, Inc. *	1,874	45

Schawk, Inc.	3,940	71

Seachange International, Inc. *	8,856	64

Smith Micro Software, Inc. *	7,348	65

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.4% – continued

Software – 4.4% – continued

SolarWinds, Inc. *	2,975	$64

Solera Holdings, Inc.	18,111	700

Synchronoss Technologies, Inc. *	5,050	98

SYNNEX Corp. *	5,018	148

Take-Two Interactive Software, Inc. *	21,993	217

Taleo Corp., Class A *	10,262	266

THQ, Inc. *	17,575	123

Trident Microsystems, Inc. *	15,002	26

Tyler Technologies, Inc. *	8,145	153

Ultimate Software Group, Inc. *	6,355	209

Unica Corp. *	3,466	31
VeriFone Holdings, Inc. *	18,813	380
		11,926

Storage/Warehousing – 0.1%
Mobile Mini, Inc. *	9,068	140

Telecommunications – 4.1%

3Com Corp. *	101,056	777

Acme Packet, Inc. *	10,158	196

Adaptec, Inc. *	32,576	107

ADC Telecommunications, Inc. *	25,232	184

ADTRAN, Inc.	14,437	380

Airvana, Inc. *	6,029	46

Alaska Communications Systems Group, Inc.	11,791	96

Anaren, Inc. *	4,086	58

Anixter International, Inc. *	7,764	364

Applied Signal Technology, Inc.	3,576	70

Arris Group, Inc. *	32,335	388

Aruba Networks, Inc. *	15,373	210

Atheros Communications, Inc. *	17,548	679

Atlantic Tele-Network, Inc.	2,359	106

Aviat Networks, Inc. *	15,334	102

BigBand Networks, Inc. *	9,925	35

Black Box Corp.	4,601	142

Cbeyond, Inc. *	6,329	87

Cincinnati Bell, Inc. *	52,653	180

Communications Systems, Inc.	1,468	19

Comtech Telecommunications Corp. *	7,341	235

Consolidated Communications Holdings, Inc.	6,105	116

CPI International, Inc. *	1,900	25

DigitalGlobe, Inc. *	3,954	110

EMS Technologies, Inc. *	4,182	69

Extreme Networks, Inc. *	24,253	74

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	82	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.4% – continued

Telecommunications – 4.1% – continued

General Communication, Inc., Class A *	10,700	$62

GeoEye, Inc. *	5,513	163

Global Crossing Ltd. *	7,483	113

Globecomm Systems, Inc. *	5,069	39

Harmonic, Inc. *	25,002	158

HickoryTech Corp.	3,174	28

Hughes Communications, Inc. *	2,182	61

Infinera Corp. *	21,804	186

InterDigital, Inc. *	11,439	319

Iowa Telecommunications Services, Inc.	8,456	141

IPG Photonics Corp. *	6,171	91

Ixia *	8,543	79

Knology, Inc. *	7,964	107

KVH Industries, Inc. *	3,404	45

LogMeIn, Inc. *	1,906	39

Loral Space & Communications, Inc. *	2,794	98

MasTec, Inc. *	13,639	172

Netgear, Inc. *	8,962	234

Network Equipment Technologies, Inc. *	7,633	42

Neutral Tandem, Inc. *	8,228	131

Novatel Wireless, Inc. *	7,417	50

NTELOS Holdings Corp.	7,853	140

Oplink Communications, Inc. *	5,402	100

Opnext, Inc. *	8,141	19

PAETEC Holding Corp. *	31,881	149

Parkervision, Inc. *	9,913	17

Plantronics, Inc.	12,761	399

Polycom, Inc. *	21,877	669

Powerwave Technologies, Inc. *	37,000	46

Preformed Line Products Co.	500	19

Premiere Global Services, Inc. *	15,861	131

RCN Corp. *	9,751	147

RF Micro Devices, Inc. *	69,218	345

SAVVIS, Inc. *	9,489	157

Shenandoah Telecommunications Co.	5,982	112

ShoreTel, Inc. *	11,349	75

Sonus Networks, Inc. *	53,616	140

SureWest Communications *	3,837	33

Switch & Data Facilities Co., Inc. *	5,078	90

Sycamore Networks, Inc.	4,843	97

Symmetricom, Inc. *	11,941	70

Syniverse Holdings, Inc. *	17,862	348

Tekelec *	17,348	315

USA Mobility, Inc. *	5,586	71

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.4% – continued

Telecommunications – 4.1% – continued

UTStarcom, Inc. *	28,564	$80
Viasat, Inc. *	7,936	275
		11,257

Textiles – 0.1%

G&K Services, Inc., Class A	4,728	122
Unifirst Corp.	3,672	189
		311

Toys, Games & Hobbies – 0.1%

Jakks Pacific, Inc. *	7,466	98

Leapfrog Enterprises, Inc. *	9,472	62
RC2 Corp. *	5,367	80
		240

Transportation – 1.8%

Air Transport Services Group, Inc. *	13,560	46

American Commercial Lines, Inc. *	2,349	59

Arkansas Best Corp.	6,582	197

Atlas Air Worldwide Holdings, Inc. *	5,441	289

Bristow Group, Inc. *	9,350	353

CAI International, Inc. *	2,358	29

Celadon Group, Inc. *	5,923	83

DHT Holdings, Inc.	13,500	53

Dynamex, Inc. *	2,357	40

Eagle Bulk Shipping, Inc. *	16,584	88

Echo Global Logistics, Inc. *	1,407	18

Forward Air Corp.	7,572	199

Genco Shipping & Trading Ltd. *	6,737	142

General Maritime Corp.	12,228	88

Genesee & Wyoming, Inc., Class A *	9,673	330

Golar LNG Ltd. *	8,546	100

GulfMark Offshore, Inc., Class A *	5,825	155

Heartland Express, Inc.	13,187	218

Horizon Lines, Inc., Class A	8,509	46

HUB Group, Inc., Class A *	9,701	271

International Shipholding Corp.	1,331	39

Knight Transportation, Inc.	14,944	315

Knightsbridge Tankers Ltd.	4,613	78

Marten Transport Ltd. *	4,151	82

Nordic American Tanker Shipping	12,201	369

Old Dominion Freight Line, Inc. *	7,259	242

Pacer International, Inc. *	8,981	54

Patriot Transportation Holding, Inc. *	400	34

PHI, Inc. (Non Voting) *	3,483	74

RailAmerica, Inc. *	6,044	71

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	83	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.4% – continued

Transportation – 1.8% – continued

Saia, Inc. *	4,090	$57

Ship Finance International Ltd.	11,529	205

Teekay Tankers Ltd., Class A	2,541	32

Ultrapetrol Bahamas Ltd. *	5,211	29

Universal Truckload Services, Inc. *	1,500	26

USA Truck, Inc. *	1,863	30

Werner Enterprises, Inc.	11,116	258
YRC Worldwide, Inc. *	274,482	149
		4,948

Trucking & Leasing – 0.2%

Aircastle Ltd.	12,141	115

AMERCO *	2,345	127

Greenbrier Cos., Inc. *	4,069	45

TAL International Group, Inc.	3,903	78

Textainer Group Holdings Ltd.	2,371	51
Willis Lease Finance Corp. *	1,150	18
		434

Water – 0.4%

American States Water Co.	4,847	168

Artesian Resources Corp., Class A	1,521	27

California Water Service Group	5,214	196

Connecticut Water Service, Inc.	2,076	48

Consolidated Water Co., Ltd.	3,537	48

Middlesex Water Co.	3,746	64

Pennichuck Corp.	1,134	27

Pico Holdings, Inc. *	5,875	219

SJW Corp.	3,471	88

Southwest Water Co.	6,746	70
York Water Co.	3,063	42
		997
Total Common Stocks
(Cost $249,802)		266,838

OTHER – 0.0%
Escrow DLB Oil & Gas (1)*	800	—
Total Other
(Cost $–)		—

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 2.1%

Kayne Anderson Energy Development Co.	2,489	$40
Northern Institutional Funds – Diversified Assets Portfolio (2)(3)	5,648,730	5,649
Total Investment Companies
(Cost $5,700)		5,689

RIGHTS – 0.0%
CSF Holdings, Inc. (4)*	4,212	–
Total Rights
(Cost $–)		–

	NUMBER OF WARRANTS	VALUE (000s)
WARRANTS – 0.0%

Krispy Kreme Doughnuts, Inc., Exp. 3/2/12, Strike $12.21 *	429	$–
Lantronix, Inc., Exp. 2/9/11 *	141	–
Total Warrants
(Cost $–)		–

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT–TERM INVESTMENTS – 0.2%
U.S. Treasury Bill, 0.11%, 5/6/10 (5)	$585	$585
Total Short-Term Investments
(Cost $585)		585

Total Investments – 99.7%
(Cost $256,087)		273,112
Other Assets less Liabilities – 0.3%		686
NET ASSETS – 100.0%		$273,798

(1)	Security listed as escrow is considered to be worthless.
(2)	Investment in affiliated Portfolio. Northern Trust Investments, N.A. is an investment adviser of the Fund and an investment adviser to the Northern Institutional Funds.
(3)	The Fund had approximately $5,649,000 of net purchases in the Diversified Assets Portfolio of the Northern Institutional Funds during the fiscal year ended March 31, 2010.
(4)	Security has been deemed worthless by the Northern Trust Global Investments Valuation Committee.
(5)	Security pledged as collateral to cover margin requirements for open futures contracts.
*	Non-Income Producing Security

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	84	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

Percentages shown are based on Net Assets.

At March 31, 2010, the Small Cap Index Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAIN (000s)
Russell 2000
Mini	98	$6,636	Long	6/10	$74

At March 31, 2010, the industry sectors (unaudited) for the Small Cap Index Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	14.9%
Consumer Staples	3.1
Energy	5.0
Financials	21.0
Health Care	14.3
Industrials	15.2
Information Technology	18.0
Materials	4.6
Telecommunication Services	0.9
Utilities	3.0

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Small Cap Index Fund’s investments and other financial instruments, which are carried at fair value, as of March 31, 2010:

INVESTMENTS	LEVEL 1 (000s)		LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks	$266,838	(1)	$–	$–	$266,838
Investment Companies	5,689		–	–	5,689
Short-Term Investments	–		585	–	585
Total Investments	$272,527		$585	$–	$273,112

Other Financial Instruments *	$74		$–	$–	$74

(1)	Classifications as defined in the Schedule of Investments.

* Other financial instruments include futures and forwards, if applicable.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	BALANCE AS OF 3/31/09 (000s)	NET REALIZED GAIN (LOSS) (000s)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION (000s)	NET PURCHASES (SALES) (000s)	TRANSFERS IN AND/OR OUT OF LEVEL 3 (000s)	BALANCE AS OF 3/31/10 (000s)
Rights	$1	$–	$–	$(1)	$–	$–
Total	$1	$–	$–	$(1)	$–	$–

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	85	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

STOCK INDEX FUND

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.8%

Advertising – 0.1%

Interpublic Group of (The) Cos., Inc. *	68,796	$572
Omnicom Group, Inc.	42,809	1,662
		2,234

Aerospace/Defense – 2.3%

Boeing (The) Co.	106,043	7,700

General Dynamics Corp.	54,660	4,220

Goodrich Corp.	18,139	1,279

L-3 Communications Holdings, Inc.	15,999	1,466

Lockheed Martin Corp.	44,159	3,675

Northrop Grumman Corp.	43,020	2,821

Raytheon Co.	52,370	2,991

Rockwell Collins, Inc.	21,760	1,362
United Technologies Corp.	130,754	9,625
		35,139

Agriculture – 1.7%

Altria Group, Inc.	291,775	5,987

Archer-Daniels-Midland Co.	90,833	2,625

Lorillard, Inc.	22,104	1,663

Philip Morris International, Inc.	261,999	13,666
Reynolds American, Inc.	24,318	1,313
		25,254

Airlines – 0.1%
Southwest Airlines Co.	106,822	1,412

Apparel – 0.5%

Coach, Inc.	43,888	1,734

NIKE, Inc., Class B	55,281	4,063

Polo Ralph Lauren Corp.	8,120	691
VF Corp.	12,399	994
		7,482

Auto Manufacturers – 0.5%

Ford Motor Co. *	467,561	5,877
PACCAR, Inc.	52,552	2,278
		8,155

Auto Parts & Equipment – 0.2%

Goodyear Tire & Rubber (The) Co. *	32,881	416
Johnson Controls, Inc.	95,434	3,148
		3,564

Banks – 9.1%

Bank of America Corp.	1,405,592	25,090

Bank of New York Mellon (The) Corp.	167,863	5,184

BB&T Corp.	96,470	3,125

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.8% – continued

Banks – 9.1% – continued

Capital One Financial Corp.	64,259	$2,661

Citigroup, Inc. *	2,756,798	11,165

Comerica, Inc.	24,362	927

Fifth Third Bancorp	113,274	1,539

First Horizon National Corp. *	30,108	423

First Horizon National Corp. – Fractional Shares *	55,899	—

Goldman Sachs Group (The), Inc.	74,201	12,661

Huntington Bancshares, Inc.	106,860	574

JPMorgan Chase & Co.	556,334	24,896

KeyCorp	116,970	906

M&T Bank Corp.	11,648	925

Marshall & Ilsley Corp.	78,931	635

Morgan Stanley	198,959	5,827

Northern Trust Corp.(1)(2)	34,394	1,901

PNC Financial Services Group, Inc.	71,550	4,271

Regions Financial Corp.	171,825	1,349

State Street Corp.	68,356	3,086

SunTrust Banks, Inc.	68,099	1,824

U.S. Bancorp	266,654	6,901

Wells Fargo & Co.	724,756	22,554
Zions Bancorporation	21,271	464
		138,888

Beverages – 2.5%

Brown-Forman Corp., Class B	16,077	956

Coca-Cola (The) Co.	321,600	17,688

Coca-Cola Enterprises, Inc.	46,714	1,292

Constellation Brands, Inc., Class A *	28,591	470

Dr Pepper Snapple Group, Inc.	36,291	1,276

Molson Coors Brewing Co., Class B	21,853	919
PepsiCo, Inc.	227,778	15,070
		37,671

Biotechnology – 1.6%

Amgen, Inc. *	137,452	8,214

Biogen Idec, Inc. *	37,763	2,166

Celgene Corp. *	63,744	3,950

Genzyme Corp. *	36,509	1,892

Gilead Sciences, Inc. *	127,440	5,796

Life Technologies Corp. *	25,980	1,358
Millipore Corp. *	7,788	822
		24,198

Building Materials – 0.1%
Masco Corp.	50,051	777

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	86	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.8% – continued

Chemicals – 1.9%

Air Products & Chemicals, Inc.	30,140	$2,229

Airgas, Inc.	11,663	742

CF Industries Holdings, Inc.	6,586	600

Dow Chemical (The) Co.	161,953	4,789

E.I. du Pont de Nemours & Co.	125,355	4,668

Eastman Chemical Co.	10,290	655

Ecolab, Inc.	32,312	1,420

FMC Corp.	10,194	617

International Flavors & Fragrances, Inc.	11,281	538

Monsanto Co.	75,958	5,425

PPG Industries, Inc.	23,863	1,561

Praxair, Inc.	43,323	3,596

Sherwin-Williams (The) Co.	13,185	892
Sigma-Aldrich Corp.	17,925	962
		28,694

Coal – 0.2%

Consol Energy, Inc.	31,137	1,328

Massey Energy Co.	12,442	651
Peabody Energy Corp.	38,365	1,753
		3,732

Commercial Services – 1.5%

Apollo Group, Inc., Class A *	17,215	1,055

Automatic Data Processing, Inc.	71,268	3,169

DeVry, Inc.	8,642	564

Equifax, Inc.	16,413	588

H&R Block, Inc.	48,709	867

Iron Mountain, Inc.	25,817	707

Mastercard, Inc., Class A	13,541	3,439

Monster Worldwide, Inc. *	16,848	280

Moody’s Corp.	27,471	817

Paychex, Inc.	44,304	1,360

Quanta Services, Inc. *	27,632	530

R.R. Donnelley & Sons Co.	26,881	574

Robert Half International, Inc.	21,461	653

SAIC, Inc. *	40,314	714

Total System Services, Inc.	28,024	439

Visa, Inc., Class A	62,357	5,676

Washington Post (The) Co., Class B	851	378
Western Union (The) Co.	95,184	1,614
		23,424

Computers – 5.8%

Apple, Inc. *	126,945	29,823

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.8% – continued

Computers – 5.8% – continued

Cognizant Technology Solutions Corp., Class A *	42,236	$2,153

Computer Sciences Corp. *	22,185	1,209

Dell, Inc. *	239,865	3,600

EMC Corp. *	291,210	5,253

Hewlett-Packard Co.	329,234	17,499

International Business Machines Corp.	181,664	23,298

Lexmark International, Inc., Class A *	10,186	368

NetApp, Inc. *	48,534	1,580

SanDisk Corp. *	30,785	1,066

Teradata Corp. *	23,903	691
Western Digital Corp. *	33,305	1,299
		87,839

Cosmetics/Personal Care – 2.3%

Avon Products, Inc.	58,329	1,976

Colgate-Palmolive Co.	68,927	5,877

Estee Lauder (The) Cos., Inc., Class A	16,534	1,072
Procter & Gamble (The) Co.	406,377	25,711
		34,636

Distribution/Wholesale – 0.2%

Fastenal Co.	18,564	891

Genuine Parts Co.	21,135	893
W.W. Grainger, Inc.	8,367	904
		2,688

Diversified Financial Services – 1.7%

American Express Co.	168,246	6,942

Ameriprise Financial, Inc.	35,039	1,589

Charles Schwab (The) Corp.	135,065	2,524

CME Group, Inc.	9,226	2,916

Discover Financial Services	73,826	1,100

E*TRADE Financial Corp. *	199,274	329

Federated Investors, Inc., Class B	12,391	327

Franklin Resources, Inc.	21,337	2,366

IntercontinentalExchange, Inc. *	10,179	1,142

Invesco Ltd.	62,010	1,359

Janus Capital Group, Inc.	25,817	369

Legg Mason, Inc.	22,293	639

NASDAQ OMX Group (The), Inc. *	20,697	437

NYSE Euronext	35,192	1,042

SLM Corp. *	64,122	803
T.Rowe Price Group, Inc.	36,984	2,032
		25,916

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	87	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

STOCK INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.8% – continued

Electric – 2.9%

AES (The) Corp. *	97,197	$1,069

Allegheny Energy, Inc.	24,132	555

Ameren Corp.	32,009	835

American Electric Power Co., Inc.	67,746	2,316

CMS Energy Corp.	32,851	508

Consolidated Edison, Inc.	39,996	1,781

Constellation Energy Group, Inc.	27,994	983

Dominion Resources, Inc.	83,732	3,442

DTE Energy Co.	21,910	977

Duke Energy Corp.	183,389	2,993

Edison International	44,091	1,507

Entergy Corp.	25,918	2,108

Exelon Corp.	91,810	4,022

FirstEnergy Corp.	43,624	1,705

FPL Group, Inc.	58,713	2,838

Integrys Energy Group, Inc.	10,892	516

Northeast Utilities	24,810	686

NRG Energy, Inc. *	40,164	839

Pepco Holdings, Inc.	31,528	541

PG&E Corp.	50,807	2,155

Pinnacle West Capital Corp.	14,436	545

PPL Corp.	51,266	1,421

Progress Energy, Inc.	40,504	1,594

Public Service Enterprise Group, Inc.	71,858	2,121

SCANA Corp.	14,441	543

Southern Co.	115,290	3,823

TECO Energy, Inc.	30,366	483

Wisconsin Energy Corp.	15,371	759
Xcel Energy, Inc.	61,380	1,301
		44,966

Electrical Components & Equipment – 0.4%

Emerson Electric Co.	104,696	5,271
Molex, Inc.	18,856	393
		5,664

Electronics – 0.5%

Agilent Technologies, Inc. *	50,193	1,726

Amphenol Corp., Class A	23,647	998

FLIR Systems, Inc. *	20,920	590

Jabil Circuit, Inc.	25,071	406

PerkinElmer, Inc.	16,968	405

Thermo Fisher Scientific, Inc. *	58,018	2,984
Waters Corp. *	13,101	885
		7,994

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.8% – continued

Energy – Alternate Sources – 0.1%
First Solar, Inc. *	6,647	$815

Engineering & Construction – 0.1%

Fluor Corp.	24,013	1,117
Jacobs Engineering Group, Inc. *	17,603	795
		1,912

Entertainment – 0.1%
International Game Technology	41,234	761

Environmental Control – 0.3%

Republic Services, Inc.	47,084	1,366

Stericycle, Inc. *	11,949	651
Waste Management, Inc.	67,027	2,308
		4,325

Food – 2.0%

Campbell Soup Co.	26,513	937

ConAgra Foods, Inc.	60,112	1,507

Dean Foods Co. *	26,031	408

General Mills, Inc.	45,994	3,256

H.J. Heinz Co.	44,679	2,038

Hershey (The) Co.	23,364	1,000

Hormel Foods Corp.	9,282	390

J.M. Smucker (The) Co.	17,411	1,049

Kellogg Co.	34,875	1,863

Kraft Foods, Inc., Class A	242,319	7,328

Kroger (The) Co.	91,849	1,990

McCormick & Co., Inc.	19,739	757

Safeway, Inc.	55,197	1,372

Sara Lee Corp.	93,814	1,307

SUPERVALU, Inc.	28,903	482

Sysco Corp.	84,092	2,481

Tyson Foods, Inc., Class A	43,487	833
Whole Foods Market, Inc. *	23,863	863
		29,861

Forest Products & Paper – 0.3%

International Paper Co.	58,400	1,437

MeadWestvaco Corp.	24,128	617

Plum Creek Timber Co., Inc.	22,778	886
Weyerhaeuser Co.	30,480	1,380
		4,320

Gas – 0.2%

CenterPoint Energy, Inc.	54,729	786

Nicor, Inc.	6,753	283

NiSource, Inc.	37,447	592

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	88	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.8% – continued

Gas – 0.2% – continued
Sempra Energy	35,018	$1,747
		3,408

Hand/Machine Tools – 0.1%

Snap-On, Inc.	8,573	372
Stanley Black & Decker, Inc.	21,885	1,256
		1,628

Healthcare – Products – 3.5%

Baxter International, Inc.	83,802	4,877

Becton, Dickinson & Co.	32,544	2,562

Boston Scientific Corp. *	214,637	1,550

C.R. Bard, Inc.	12,963	1,123

CareFusion Corp. *	25,103	663

DENTSPLY International, Inc.	20,591	717

Hospira, Inc. *	22,290	1,263

Intuitive Surgical, Inc. *	5,503	1,916

Johnson & Johnson	384,732	25,084

Medtronic, Inc.	154,274	6,947

Patterson Cos., Inc.	13,336	414

St. Jude Medical, Inc. *	45,967	1,887

Stryker Corp.	38,844	2,223

Varian Medical Systems, Inc. *	18,374	1,017
Zimmer Holdings, Inc. *	29,276	1,733
		53,976

Healthcare – Services – 1.2%

Aetna, Inc.	59,414	2,086

CIGNA Corp.	38,981	1,426

Coventry Health Care, Inc. *	21,146	523

DaVita, Inc. *	15,142	960

Humana, Inc. *	23,624	1,105

Laboratory Corp. of America Holdings *	14,662	1,110

Quest Diagnostics, Inc.	21,009	1,224

Tenet Healthcare Corp. *	53,653	307

UnitedHealth Group, Inc.	161,283	5,269
WellPoint, Inc. *	62,583	4,029
		18,039

Holding Companies – Diversified – 0.0%
Leucadia National Corp. *	26,854	666

Home Builders – 0.1%

D.R. Horton, Inc.	35,474	447

Lennar Corp., Class A	21,871	376
Pulte Group, Inc. *	41,758	470
		1,293

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.8% – continued

Home Furnishings – 0.1%

Harman International Industries, Inc. *	8,961	$419
Whirlpool Corp.	10,193	890
		1,309

Household Products/Wares – 0.4%

Avery Dennison Corp.	15,998	583

Clorox Co.	19,381	1,243

Fortune Brands, Inc.	22,059	1,070
Kimberly-Clark Corp.	58,591	3,684
		6,580

Housewares – 0.0%
Newell Rubbermaid, Inc.	39,438	599

Insurance – 3.7%

Aflac, Inc.	66,139	3,591

Allstate (The) Corp.	76,680	2,477

American International Group, Inc. *	19,069	651

AON Corp.	37,031	1,582

Assurant, Inc.	16,718	575

Berkshire Hathaway Inc., Class B *	231,583	18,821

Chubb Corp.	46,794	2,426

Cincinnati Financial Corp.	21,309	616

Genworth Financial, Inc., Class A *	70,830	1,299

Hartford Financial Services Group, Inc.	62,105	1,765

Lincoln National Corp.	41,112	1,262

Loews Corp.	49,660	1,851

Marsh & McLennan Cos., Inc.	76,832	1,876

MetLife, Inc.	113,628	4,925

Principal Financial Group, Inc.	43,226	1,263

Progressive (The) Corp.	92,813	1,772

Prudential Financial, Inc.	64,247	3,887

Torchmark Corp.	11,165	597

Travelers (The) Cos., Inc.	71,148	3,838

Unum Group	48,327	1,197
XL Capital Ltd., Class A	47,729	902
		57,173

Internet – 2.6%

Akamai Technologies, Inc. *	24,111	757

Amazon.com, Inc. *	47,743	6,480

eBay, Inc. *	159,535	4,299

Expedia, Inc.	29,035	725

Google, Inc., Class A *	33,935	19,242

McAfee, Inc. *	21,624	868

priceline.com, Inc. *	6,332	1,615

Symantec Corp. *	115,763	1,959

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	89	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

STOCK INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.8% – continued

Internet – 2.6% – continued

VeriSign, Inc. *	25,452	$662
Yahoo!, Inc. *	165,726	2,739
		39,346

Iron/Steel – 0.4%

AK Steel Holding Corp.	13,534	309

Allegheny Technologies, Inc.	13,478	728

Cliffs Natural Resources, Inc.	19,487	1,383

Nucor Corp.	43,091	1,955
United States Steel Corp.	20,422	1,297
		5,672

Leisure Time – 0.2%

Carnival Corp.	59,568	2,316
Harley-Davidson, Inc.	32,217	904
		3,220

Lodging – 0.2%

Marriott International, Inc., Class A	35,332	1,114

Marriott International, Inc., Class A – Fractional Shares *	79,497	–

Starwood Hotels & Resorts Worldwide, Inc.	25,839	1,205

Wyndham Worldwide Corp.	25,465	655
Wynn Resorts Ltd.	8,895	675
		3,649

Machinery – Construction & Mining – 0.4%
Caterpillar, Inc.	88,298	5,550

Machinery – Diversified – 0.5%

Cummins, Inc.	27,485	1,703

Deere & Co.	59,850	3,559

Flowserve Corp.	7,378	813

Rockwell Automation, Inc.	19,838	1,118
Roper Industries, Inc.	14,866	860
		8,053

Media – 2.8%

CBS Corp., Class B N.V.	97,325	1,357

Comcast Corp., Class A	397,741	7,485

DIRECTV, Class A *	132,176	4,469

Discovery Communications, Inc., Class A *	39,710	1,342

Gannett Co., Inc.	30,817	509

McGraw-Hill (The) Cos., Inc.	43,447	1,549

Meredith Corp.	4,118	142

New York Times (The) Co., Class A *	14,403	160

News Corp., Class A	312,536	4,504

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.8% – continued

Media – 2.8% – continued

Scripps Networks Interactive, Inc., Class A	12,851	$570

Time Warner Cable, Inc.	50,498	2,692

Time Warner, Inc.	160,300	5,012

Viacom, Inc., Class B *	86,556	2,976
Walt Disney (The) Co.	272,175	9,502
		42,269

Metal Fabrication/Hardware – 0.2%
Precision Castparts Corp.	20,242	2,565

Mining – 0.8%

Alcoa, Inc.	145,027	2,065

Freeport-McMoRan Copper & Gold, Inc.	60,720	5,073

Newmont Mining Corp.	67,919	3,459

Titanium Metals Corp. *	13,822	229
Vulcan Materials Co.	20,016	946
		11,772

Miscellaneous Manufacturing – 3.5%

3M Co.	99,844	8,344

Danaher Corp.	36,140	2,888

Dover Corp.	25,817	1,207

Eastman Kodak Co. *	32,823	190

Eaton Corp.	22,876	1,733

General Electric Co.	1,497,209	27,249

Honeywell International, Inc.	106,030	4,800

Illinois Tool Works, Inc.	53,117	2,516

ITT Corp.	26,547	1,423

Leggett & Platt, Inc.	21,764	471

Pall Corp.	16,620	673

Parker Hannifin Corp.	23,188	1,501
Textron, Inc.	37,076	787
		53,782

Office/Business Equipment – 0.2%

Pitney Bowes, Inc.	29,238	715
Xerox Corp.	191,168	1,864
		2,579

Oil & Gas – 8.5%

Anadarko Petroleum Corp.	68,212	4,968

Apache Corp.	47,543	4,826

Cabot Oil & Gas Corp.	15,910	586

Chesapeake Energy Corp.	91,876	2,172

Chevron Corp.	280,906	21,301

ConocoPhillips	208,834	10,686

Denbury Resources, Inc. *	55,383	934

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	90	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.8% – continued

Oil & Gas – 8.5% – continued

Devon Energy Corp.	63,098	$4,066

Diamond Offshore Drilling, Inc.	9,687	860

EOG Resources, Inc.	34,907	3,244

EQT Corp.	18,023	739

Exxon Mobil Corp.	660,023	44,208

Helmerich & Payne, Inc.	14,780	563

Hess Corp.	40,048	2,505

Marathon Oil Corp.	97,605	3,088

Murphy Oil Corp.	26,052	1,464

Nabors Industries Ltd. *	39,126	768

Noble Energy, Inc.	23,946	1,748

Occidental Petroleum Corp.	113,362	9,584

Pioneer Natural Resources Co.	16,233	914

Questar Corp.	24,088	1,041

Range Resources Corp.	21,918	1,027

Rowan Cos., Inc. *	17,904	521

Southwestern Energy Co. *	49,626	2,021

Sunoco, Inc.	15,957	474

Tesoro Corp.	20,289	282

Valero Energy Corp.	81,109	1,598
XTO Energy, Inc.	81,462	3,843
		130,031

Oil & Gas Services – 1.6%

Baker Hughes, Inc.	44,467	2,083

BJ Services Co.	43,115	923

Cameron International Corp. *	33,385	1,431

FMC Technologies, Inc. *	16,807	1,086

Halliburton Co.	127,641	3,846

National-Oilwell Varco, Inc.	57,672	2,340

Schlumberger Ltd.	167,568	10,634
Smith International, Inc.	34,075	1,459
		23,802

Packaging & Containers – 0.2%

Ball Corp.	13,057	697

Bemis Co., Inc.	15,497	445

Owens-Illinois, Inc. *	23,040	819

Pactiv Corp. *	18,029	454
Sealed Air Corp.	22,915	483
		2,898

Pharmaceuticals – 5.3%

Abbott Laboratories	216,422	11,401

Allergan, Inc.	43,615	2,849

AmerisourceBergen Corp.	40,068	1,159

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.8% – continued

Pharmaceuticals – 5.3% – continued

Bristol-Myers Squibb Co.	237,755	$6,348

Cardinal Health, Inc.	49,425	1,781

Cephalon, Inc. *	9,851	668

Eli Lilly & Co.	143,033	5,181

Express Scripts, Inc. *	38,694	3,937

Forest Laboratories, Inc. *	43,375	1,360

King Pharmaceuticals, Inc. *	31,394	369

McKesson Corp.	38,400	2,524

Mead Johnson Nutrition Co.,	27,986	1,456

Medco Health Solutions, Inc. *	64,881	4,189

Merck & Co., Inc.	436,600	16,307

Mylan, Inc. *	40,891	928

Pfizer, Inc.	1,130,898	19,395
Watson Pharmaceuticals, Inc. *	15,084	630
		80,482

Pipelines – 0.4%

El Paso Corp.	101,940	1,105

Oneok, Inc.	14,775	675

Spectra Energy Corp.	92,098	2,075
Williams (The) Cos., Inc.	84,864	1,960
		5,815

Real Estate – 0.0%
CB Richard Ellis Group, Inc., Class A *	35,623	565

Real Estate Investment Trusts – 1.1%

Apartment Investment & Management Co., Class A	16,697	308

AvalonBay Communities, Inc.	11,342	979

Boston Properties, Inc.	18,853	1,422

Equity Residential	38,244	1,497

HCP, Inc.	40,541	1,338

Health Care REIT, Inc.	17,261	781

Host Hotels & Resorts, Inc.	94,614	1,386

Kimco Realty Corp.	61,878	968

ProLogis	69,533	918

Public Storage	19,419	1,786

Simon Property Group, Inc.	40,368	3,387

Ventas, Inc.	20,773	986
Vornado Realty Trust	22,657	1,715
		17,471

Retail – 6.0%

Abercrombie & Fitch Co., Class A	11,961	546

AutoNation, Inc. *	13,463	243

AutoZone, Inc. *	4,221	731

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	91	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

STOCK INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.8% – continued

Retail – 6.0% – continued

Bed Bath & Beyond, Inc. *	38,008	$1,663

Best Buy Co., Inc.	48,173	2,049

Big Lots, Inc. *	10,645	388

Costco Wholesale Corp.	61,168	3,652

CVS Caremark Corp.	193,956	7,091

Darden Restaurants, Inc.	19,593	873

Family Dollar Stores, Inc.	18,705	685

GameStop Corp., Class A *	21,548	472

Gap (The), Inc.	64,206	1,484

Home Depot (The), Inc.	236,758	7,659

J.C. Penney Co., Inc.	31,753	1,021

Kohl’s Corp. *	43,852	2,402

Limited Brands, Inc.	36,402	896

Lowe’s Cos., Inc.	208,526	5,055

Macy’s, Inc.	57,158	1,244

McDonald’s Corp.	150,911	10,069

Nordstrom, Inc.	22,017	899

Office Depot, Inc. *	35,116	280

O’Reilly Automotive, Inc. *	20,405	851

RadioShack Corp.	16,787	380

Ross Stores, Inc.	16,657	891

Sears Holdings Corp. *	6,931	752

Staples, Inc.	101,461	2,373

Starbucks Corp.	104,441	2,535

Target Corp.	104,593	5,502

Tiffany & Co.	19,052	905

TJX Cos., Inc.	61,551	2,617

Urban Outfitters, Inc. *	18,365	698

Walgreen Co.	136,862	5,076

Wal-Mart Stores, Inc.	298,966	16,623
Yuml Brands, Inc.	66,652	2,555
		91,160

Savings & Loans – 0.1%

Hudson City Bancorp, Inc.	69,761	988
People’s United Financial, Inc.	48,567	759
		1,747

Semiconductors – 2.4%

Advanced Micro Devices, Inc. *	75,585	701

Altera Corp.	43,498	1,057

Analog Devices, Inc.	42,562	1,227

Applied Materials, Inc.	189,659	2,557

Broadcom Corp., Class A	58,992	1,957

Intel Corp.	775,171	17,255

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.8% – continued

Semiconductors – 2.4% – continued

Kla-Tencor Corp.	22,923	$709

Linear Technology Corp.	31,000	877

LSI Corp. *	103,587	634

MEMC Electronic Materials, Inc. *	29,681	455

Microchip Technology, Inc.	25,809	727

Micron Technology, Inc. *	123,858	1,287

National Semiconductor Corp.	30,852	446

Novellus Systems, Inc. *	12,806	320

NVIDIA Corp. *	79,774	1,386

QLogic Corp. *	16,146	328

Teradyne, Inc. *	22,034	246

Texas Instruments, Inc.	172,886	4,230
Xilinx, Inc.	38,336	978
		37,377

Software – 3.9%

Adobe Systems, Inc. *	72,258	2,556

Autodesk, Inc. *	32,218	948

BMC Software, Inc. *	25,358	964

CA, Inc.	54,336	1,275

Citrix Systems, Inc. *	24,720	1,173

Compuware Corp. *	34,566	290

Dun & Bradstreet Corp.	7,095	528

Electronic Arts, Inc. *	43,330	809

Fidelity National Information Services, Inc.	47,861	1,122

Fiserv, Inc. *	20,912	1,061

Intuit, Inc. *	43,683	1,500

Microsoft Corp.	1,068,330	31,270

Novell, Inc. *	52,063	312

Oracle Corp.	546,593	14,042

Red Hat, Inc. *	26,373	772
Salesforce.com, Inc. *	14,950	1,113
		59,735

Telecommunications – 5.4%

American Tower Corp., Class A *	57,081	2,432

AT&T, Inc.	825,858	21,340

CenturyTel, Inc.	42,373	1,502

Cisco Systems, Inc. *	801,523	20,864

Corning, Inc.	216,067	4,367

Frontier Communications Corp.	44,265	329

Harris Corp.	17,859	848

JDS Uniphase Corp. *	27,981	351

Juniper Networks, Inc. *	74,934	2,299

MetroPCS Communications, Inc. *	31,867	226

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	92	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.8% – continued

Telecommunications – 5.4% – continued

Motorola, Inc. *	326,748	$2,294

QUALCOMM, Inc.	236,740	9,941

Qwest Communications International, Inc.	218,689	1,141

Sprint Nextel Corp. *	427,722	1,625

Tellabs, Inc.	47,652	361

Verizon Communications, Inc.	397,472	12,330
Windstream Corp.	61,565	670
		82,920

Textiles – 0.0%
Cintas Corp.	16,907	475

Toys, Games & Hobbies – 0.1%

Hasbro, Inc.	17,426	667
Mattel, Inc.	49,055	1,116
		1,783

Transportation – 1.7%

C.H. Robinson Worldwide, Inc.	22,974	1,283

CSX Corp.	54,208	2,759

Expeditors International of Washington, Inc.	29,510	1,090

FedEx Corp.	44,403	4,147

Norfolk Southern Corp.	52,629	2,941

Ryder System, Inc.	8,218	319

Union Pacific Corp.	70,268	5,151
United Parcel Service, Inc., Class B	139,189	8,964
		26,654
Total Common Stocks

(Cost $1,384,470)		1,478,364

INVESTMENT COMPANIES – 2.2%
Northern Institutional Funds – Diversified Assets Portfolio (3)(4)	34,208,302	34,208
Total Investment Companies

(Cost $34,208)		34,208

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.4%
U.S. Treasury Bill, 0.09%, 5/6/10 (5)	$5,520	$5,520
Total Short-Term Investments
(Cost $5,520)		5,520

Total Investments – 99.4%
(Cost $1,424,198)	1,518,092
Other Assets less Liabilities – 0.6%	8,402
NET ASSETS – 100.0%	$1,526,494

(1)	Investment in affiliate.
(2)	At March 31, 2009, the value of the Fund’s investment in Northern Trust Corp. was approximately $1,483,000 with gross purchases of approximately $527,000 and change in unrealized depreciation of approximately $109,000 during the fiscal year ended March 31, 2010. There were no sales during the fiscal year ended March 31, 2010.
(3)	Investment in affiliated Portfolio. Northern Trust Investments, N.A. is an investment adviser of the Fund and an investment adviser to the Northern Institutional Funds.
(4)	The Fund had approximately $34,208,000 of net purchases in the Diversified Asset Portfolio of Northern Institutional Funds during the fiscal year ended March 31, 2010.
(5)	Security pledged as collateral to cover margin requirements for open futures contracts.

*	Non-Income Producing Security

Percentages	shown are based on Net Assets.

At March 31, 2010, the Stock Index Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAIN (000s)
S&P 500 E-mini	822	$47,890	Long	6/10	$826

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	93	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

STOCK INDEX FUND continued	MARCH 31, 2010

At March 31, 2010, the industry sectors (unaudited) for the Stock Index Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	10.1%
Consumer Staples	11.2
Energy	10.9
Financials	16.5
Health Care	12.1
Industrials	10.5
Information Technology	19.0
Materials	3.5
Telecommunication Services	2.8
Utilities	3.4

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Stock Index Fund’s investments and other financial instruments, which are carried at fair value, as of March 31, 2010:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks	$1,478,364(1)	$–	$–	$1,478,364
Investment Companies	34,208	–	–	34,208
Short-Term Investments	$–	5,520	–	5,520
Total Investments	$1,512,572	$5,520	$–	$1,518,092

Other Financial Instruments *	$826	$–	$–	$826

(1)	Classifications as defined in the Schedule of Investments.

* Other financial instruments include futures and forwards, if applicable.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	94	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

NOTES TO THE FINANCIAL STATEMENTS MARCH 31, 2010

1. ORGANIZATION

Northern Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust includes 44 portfolios as of March 31, 2010, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Global Real Estate Index, Global Sustainability Index, International Equity Index, Mid Cap Index, Small Cap Index, and Stock Index Funds (each a “Fund” and collectively, the “Funds”) are separate, diversified investment portfolios of the Trust. Presented herein are the financial statements for each of the Funds.

Northern Trust Investments, N.A. (“NTI”), a subsidiary of The Northern Trust Company (“Northern Trust”), serves as the investment adviser for the Funds. Northern Trust serves as the custodian, fund accountant and transfer agent for the Trust. NTI serves as the Trust’s administrator. Northern Funds Distributors, LLC is the Trust’s distributor.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles or “GAAP.” The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

A) VALUATION OF SECURITIES AND DERIVATIVE CONTRACTS Securities are valued at their fair value. Securities traded on U.S. securities exchanges or in the NASDAQ National Market System are principally valued at the regular trading session closing price (generally, 3:00 p.m. Central time) on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the NASDAQ National Market System are also generally valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities. Such prices may be determined taking into account securities prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities.

The values of securities of foreign issuers are generally based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities.

Shares of open-end investment companies are valued at net asset value (“NAV”). Spot and forward foreign currency exchange contracts are generally valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker-provided prices, as are swaps, caps, collars and floors. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments are valued at amortized cost, which the investment adviser has determined, pursuant to the Board of Trustees’ authorization, approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by the investment adviser under the supervision of the Board of Trustees. The Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of market values normally used by a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance. This may occur particularly with respect to certain foreign securities held by a Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Fund’s NAV is calculated. The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) FUTURES CONTRACTS Each Fund may invest in long or short futures contracts for hedging purposes, to increase total return (i.e., for speculative purposes) or to maintain liquidity. When used as a hedge, a Fund may sell a futures contract in order to offset a decrease in the market value of its portfolio securities that might otherwise result from a market decline. The Fund bears the market risk arising from changes in the value of these financial instruments. At the time a Fund enters into a futures contract, it is generally required to make a margin deposit with the custodian of a specified amount of liquid assets. Futures are

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NOTES TO THE FINANCIAL STATEMENTS continued

marked to market each day with the change in value reflected in the unrealized gains or losses. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. Credit risk is mitigated to the extent that the exchange on which a particular futures contract is traded assumes the risk of a counterparty defaulting on its obligations under the contract. The Statements of Operations reflect gains or losses, if any, as realized for closed futures contracts and within change in unrealized for open futures contracts.

At March 31, 2010, the Mid Cap Index, Small Cap Index, and Stock Index Funds had entered into exchange-traded long futures contracts. The aggregate market value of assets pledged to cover margin requirements for open positions was approximately $1,140,000, $585,000 and $5,520,000 respectively. The Global Real Estate Index, Global Sustainability Index and International Equity Index Funds had entered into exchange-traded long futures contracts at March 31, 2010. The aggregate fair value of cash and foreign currencies to cover margin requirements for open positions was approximately $708,000, $179,000 and $2,549,000, respectively. Further information on how these positions impact the financial statements can be found in Note 9.

C) FOREIGN CURRENCY TRANSLATIONS Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot rates on the New York exchange normally at approximately 3:00 p.m. Central time. The cost of purchases and proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gains or losses, if any, on investments resulting from changes in foreign exchange rates are included on the Statements of Operations with net realized and unrealized gains (losses) on investments. The realized gains or losses, if any, on translations of other assets and liabilities denominated in foreign currencies are included in foreign currency transactions on the Statements of Operations.

D) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS Certain Funds are authorized to enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge against either specific transactions or portfolio positions, or as a cross-hedge transaction or for speculative purposes. The objective of a Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of a Fund’s foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All forward foreign currency exchange contracts are “marked-to-market” daily at the applicable exchange rates and any resulting unrealized gains or losses are recorded in the financial statements. A Fund records realized gains or losses at the time the forward foreign currency exchange contract is offset by entering into a closing transaction with the same counterparty or is extinguished by delivery of the currency.

Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Funds bear the market risk from changes in foreign currency exchange rates and the credit risk if the counterparty to the contract fails to perform. The Statements of Operations reflect realized gains or losses, if any, in foreign currency transactions and unrealized gains or losses in forward foreign currency exchange contracts. Further information on the impact of these positions on the Funds’ Financial Statements can be found in Note 9.

E) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. The interest rates reflected in the Schedules of Investments represent either the stated coupon rate, annualized yield on date of purchase for discount notes, the current reset rate for floating rate securities or, for interest-only or principal-only securities, the current effective yield. Dividend income is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available.

F) EXPENSES Each Fund is charged for those expenses that are directly attributable to that Fund. Expenses incurred which do not specifically relate to an individual Fund are allocated among all Funds in the Trust in proportion to each Fund’s relative net assets.

G) REDEMPTION FEES The Global Real Estate Index, Global Sustainability Index, and International Equity Index Funds charge a 2 percent redemption fee on the redemption of shares (including by exchange) held for 30 days or less. For the purpose of applying the fee, the Funds use a first-in, first-out (“FIFO”) method so that shares held longest are treated as being redeemed first and shares held shortest are treated as being redeemed last. The redemption fee is paid to the Funds and is intended to offset the trading, market impact and other costs associated with short-term money movements in and out of the Funds. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate

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EQUITY INDEX FUNDS

MARCH 31, 2010

billing. The redemption fee does not apply to certain types of redemptions as described in the Funds’ prospectus.

Redemption fees for the fiscal year ended March 31, 2010, were approximately $2,000 for the Global Real Estate Index Fund. Redemption fees for the fiscal year ended March 31, 2010, were less than $1,000 for the Global Sustainability Index Fund and the International Equity Index Fund. Redemption fees for the fiscal year ended March 31, 2009, were less than $1,000 for the Global Real Estate Index Fund. The Global Sustainability Index Fund and the International Equity Index Fund had redemption fees for the fiscal year ended March 31, 2009 of approximately $2,000 and $1,000, respectively. These amounts are included in “Proceeds from Shares Sold” in Note 8 – Capital Share Transactions. The impact from redemption fees paid to the Funds was less than $0.001 per share.

H) DISTRIBUTIONS TO SHAREHOLDERS Distribution of dividends from net investment income, if any, are declared and paid as follows:

FUND	DECLARATION AND PAYMENT FREQUENCY
Global Real Estate Index	Quarterly
Global Sustainability Index	Annually
International Equity Index	Annually
Mid Cap Index	Annually
Small Cap Index	Annually
Stock Index	Quarterly

Distributions of net realized capital gains, if any, are declared and paid at least annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations. Such amounts may differ from income and capital gains recorded in accordance with GAAP. The Funds may periodically make reclassifications among certain capital accounts to reflect differences between financial reporting and federal income tax basis distributions. The reclassifications are reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and GAAP. The reclassifications may relate to net operating losses, Section 988 currency gains, PFICs gains and losses, recharacterization of dividends received from investments in REITs, expired capital loss carryforwards, and gain or loss on in-kind transactions. These reclassifications have no impact on the total net assets or the net asset values of the Funds. At March 31, 2010 the following reclassifications were recorded:

Amounts in thousands	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED UNDISTRIBUTED NET REALIZED GAINS (LOSSES)	CAPITAL STOCK
Global Real Estate Index	317	(317)	—
Global Sustainability Index	90	(90)	—
International Equity Index	(943)	943	—
Mid Cap Index	(198)	198	—
Small Cap Index	(65)	65	—
Stock Index	(75)	77	(2)

I) FEDERAL INCOME TAXES No provision for federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

For the period subsequent to October 31, 2009, through the fiscal year ended March 31, 2010, the following Funds incurred net capital losses and/or Section 988 net currency losses which the Funds intend to treat as having been incurred in the following fiscal year (in thousands):

Global Sustainability Index	$34
International Equity Index	5,264
Mid Cap Index	1,084
Small Cap Index	644

At March 31, 2010, the capital loss carryforwards for U.S. federal income tax purposes and their respective years of expiration for the Funds in the table below were as follows:

Amounts in thousands	MARCH 31, 2011	MARCH 31, 2012	MARCH 31, 2013	MARCH 31, 2015	MARCH 31, 2017	MARCH 31, 2018
Global Sustainability Index	$—	$—	$—	$—	$2,202	$136
International Equity Index	—	—	—	—	58,297	184,749
Mid Cap Index	—	—	—	—	—	26,809
Small Cap Index	—	—	—	—	—	30,045
Stock Index	7,700	4,423	46	588	17,146	2,471

The Funds in the above table may offset future capital gains with these capital loss carryforwards.

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NOTES TO THE FINANCIAL STATEMENTS continued

At November 30, 2009, the capital loss carryforwards for U.S. federal income tax purposes and their year of expiration for the Fund in the table below were as follows:

Amounts in thousands	November 30, 2017	November 30, 2018
Global Real Estate Index	$99,834	$496,445

The Fund in the above table may offset future capital gains with these capital loss carryforwards.

At March 31, 2010, the tax components of undistributed net investment income, undistributed realized gains and unrealized gains were as follows:

	UNDISTRIBUTED
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	UNREALIZED GAINS
Global Sustainability Index	304	$ —	$5,288
International Equity Index	8,334	—	56,382
Mid Cap Index	796	—	15,816
Small Cap Index	407	—	13,130
Stock Index	561	—	66,274

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax components of undistributed net investment income, undistributed realized gains and unrealized losses at November 30, 2009, the Global Real Estate Index Fund’s last tax year end, were as follows:

	UNDISTRIBUTED
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	UNREALIZED LOSSES
Global Real Estate Index	$3,248	$ —	$(105,595)

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The taxable character of distributions paid during the fiscal year ended March 31, 2010, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Global Sustainability Index	$850	$ —
International Equity Index	27,500	—
Mid Cap Index	3,535	1
Small Cap Index	2,050	—
Stock Index	22,827	—

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The taxable character of distributions paid during the fiscal year ended March 31, 2009, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Global Sustainability Index	$407	$ —
International Equity Index	43,000	—
Mid Cap Index	5,612	10,758
Small Cap Index	2,900	21,353
Stock Index	22,831	—

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The taxable character of distributions paid during the Global Real Estate Index Fund’s tax years ended November 30, 2009 and November 30, 2008 was designated for the purpose of the dividends paid deductions as follows:

	NOVEMBER 30, 2009 DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Global Real Estate Index	$15,928	$ —

The Global Real Estate Index Fund has a tax year end of November 30th. Therefore, the tax character of distributions paid for the period December 1, 2009 through March 31, 2010 will be determined at the end of its tax year.

	NOVEMBER 30, 2008 DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Global Real Estate Index	$35,114	$4,786

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

As of March 31, 2010, no Fund had uncertain tax positions that would require financial statement recognition or disclosure. The Funds’ federal tax returns, except for Global Real Estate Index, filed for the fiscal years ended March 31, 2007 through March 31, 2009 remain subject to examination by the Internal Revenue Service. The Global Real Estate Index Fund’s federal tax returns filed for the fiscal years ended November 30, 2007 through November 30, 2009 remain subject to examination by the Internal Revenue Service.

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MARCH 31, 2010

3. BANK BORROWINGS

The Trust has entered into a $100,000,000 revolving bank credit agreement administered by Deutsche Bank AG for liquidity and other purposes. The interest rate charged under the agreement depends on the type of loan. For base rate loans, the interest rate is the sum of the applicable margin (either 0.75 percent or zero) and the highest of (i) 0.50 percent in excess of the Federal Funds Rate, (ii) 1.00 percent in excess of the Adjusted London Interbank Offered Rate (“LIBOR”) and (iii) the prime lending rate. For LIBOR loans, the interest rate is the sum of the applicable margin (0.75 percent) and the LIBOR then in effect. For an Interbank Offered Rate (“IBOR”) loan, the interest rate is the sum of the applicable margin (0.75 percent) and the IBOR then in effect. In addition, there is an annual commitment fee of 12 basis points on the unused portion of the credit line under the agreement, payable quarterly in arrears, which is included in Other expenses on the Statements of Operations. The agreement will expire on December 9, 2010, unless renewed.

At March 31, 2010, the Funds did not have any outstanding loans.

When utilized, the average dollar amounts of the borrowings and the weighted average interest rates for the fiscal year ended March 31, 2010 on these borrowings were:

Amounts in thousands	DOLLAR AMOUNT	RATE
Global Real Estate Index	$1,171	1.09%
Global Sustainability Index	100	1.15%
International Equity Index	2,731	1.19%
Mid Cap Index	3,600	1.10%
Small Cap Index	2,300	1.01%
Stock Index	25,550	1.01%

4. INVESTMENT ADVISORY AND OTHER AGREEMENTS

As compensation for advisory services and the assumption of related expenses, the investment adviser is entitled to an advisory fee, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Fund’s respective average daily net assets). For the fiscal year ended March 31, 2010, the investment adviser voluntarily agreed to reimburse the Funds for certain expenses as shown on the accompanying Statements of Operations to adhere to the expense limitations set forth below. The annual advisory fees and expense limitations for the Funds during this period were as follows:

	CONTRACTUAL
	ANNUAL ADVISORY FEE	EXPENSE LIMITATIONS
Global Real Estate Index	0.35%	0.65%
Global Sustainability Index	0.35%	0.65%
International Equity Index	0.25%	0.45%
Mid Cap Index	0.20%	0.30%
Small Cap Index	0.20%	0.35%
Stock Index	0.10%	0.25%

The reimbursements described above are voluntary and may be modified or terminated at any time.

As compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of 0.10 percent of the average daily net assets outstanding for the Funds.

For compensation as administrator, NTI is entitled to receive a fee, computed daily and payable monthly, at the annual rate of 0.15 percent of each Fund’s average daily net assets.

NTI also has a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Funds. NTI pays Northern Trust for its sub-administration services out of NTI’s administration fees.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Funds have entered into an expense off-set arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. Custodian credits, if any, are reflected in the Funds’ Statements of Operations.

Northern Funds Distributors, LLC, the distributor for the Funds, received no compensation from the Funds under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Funds.

The Trust provides a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are included in Trustee fees on the Statements of Assets and Liabilities. Each

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NOTES TO THE FINANCIAL STATEMENTS continued

Trustee’s account shall be deemed to be invested in shares of the Diversified Assets Portfolio and/or the Global Tactical Asset Allocation Portfolio of Northern Institutional Funds and/or at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed-income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

5. SERVICE PLAN

The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions (“Service Organizations”) under which the Service Organizations agree to provide certain administrative support services and, in some cases, personal and account maintenance services for their customers, who are beneficial owners of shares of the Funds. As compensation for services provided pursuant the Service Plan, the Service Organizations receive a fee at an annual rate of up to 0.25 percent of the average daily net assets of the Funds beneficially owned by their customers. These are included in the Statement of Operations under shareholder servicing fees for the year ended March 31, 2010.

6. RELATED PARTY TRANSACTIONS

Each Fund currently invests uninvested cash in the Diversified Assets Portfolio (the “Portfolio”) of Northern Institutional Funds, an investment company which is advised by NTI, pursuant to the terms of an exemptive order issued by the Securities and Exchange Commission (“SEC”). Each Fund bears indirectly a proportionate share of the Portfolio’s operating expenses. These operating expenses include the advisory, administrative, transfer agency and custody fees that the Portfolio pays to NTI and/or its affiliates. The aggregate annual rate of advisory, administration, transfer agency and custodial fees payable to the Investment Advisers and/or their affiliates on any assets invested in the Northern Institutional Diversified Assets Portfolio is 0.35 percent. NTI is currently reimbursing each of the Funds invested in the Portfolio for the advisory fees received by NTI from the Portfolio in respect of each Fund’s assets invested in the Portfolio. This reimbursement is included in Other income on the Statements of Operations. The exemptive order requires the Funds’ Board of Trustees to determine before a vote on the Advisory Agreement that the advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds are not for duplicative services.

7. INVESTMENT TRANSACTIONS

For the fiscal year ended March 31, 2010, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Funds were as follows:

	PURCHASES		SALES
Amounts in thousands	U.S. GOVERNMENT	OTHER	U.S. GOVERNMENT	OTHER
Global Real Estate Index	$ —	$151,762	$ —	$84,318
Global Sustainability Index	—	23,658	—	3,752
International Equity Index	—	455,530	—	151,983
Mid Cap Index	—	79,500	—	84,571
Small Cap Index	—	65,578	—	45,015
Stock Index	—	347,707	—	144,069

The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, and the timing of income recognition on investments in REITs and PFICs.

At March 31, 2010, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments (including the effects of foreign currency translation) and the cost basis of securities were as follows:

Amounts in thousands	Unrealized Appreciation	Unrealized Depreciation	Net Appreciation (Depreciation)	Cost Basis of Securities
Global Real Estate Index	$28,955	$(108,281)	$(79,326)	$567,637
Global Sustainability Index	7,940	(2,660)	5,280	66,515
International Equity Index	197,749	(140,899)	56,850	1,445,698
Mid Cap Index	45,712	(30,006)	15,706	308,600
Small Cap Index	53,317	(40,261)	13,056	260,056
Stock Index	178,576	(113,127)	65,449	1,452,643

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EQUITY INDEX FUNDS

MARCH 31, 2010

8. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended March 31, 2010, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Global Real Estate Index	40,865	$256,727	319	$2,034	(30,531)	($197,647)	10,653	$61,114
Global Sustainability Index	3,049	24,044	23	191	(517)	(4,111)	2,555	20,124
International Equity Index	73,745	711,732	165	1,625	(45,069)	(397,963)	28,841	315,394
Mid Cap Index	14,944	128,663	41	392	(15,300)	(134,612)	(315)	(5,557)
Small Cap Index	17,578	110,844	43	291	(14,405)	(90,763)	3,216	20,372
Stock Index	51,750	644,603	272	3,531	(33,350)	(424,457)	18,672	223,677

Transactions in capital shares for the fiscal year ended March 31, 2009, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Global Real Estate Index	47,382	$401,482	650	$4,101	(94,630)	$(553,661)	(46,598)	$(148,078)
Global Sustainability Index	4,484	32,382	19	119	(630)	(4,118)	3,873	28,383
International Equity Index	85,193	727,864	598	4,564	(90,738)	(779,373)	(4,947)	(46,945)
Mid Cap Index	17,464	146,055	1,630	11,163	(21,312)	(164,710)	(2,218)	(7,492)
Small Cap Index	14,939	99,046	3,508	18,557	(19,084)	(121,978)	(637)	(4,375)
Stock Index	47,204	587,727	328	4,106	(28,301)	(342,107)	19,231	249,726

9. DERIVATIVE INSTRUMENTS

None of the derivatives held in the Funds have been designated as hedging instruments. Information concerning the types of derivatives in which the Funds invest, the objectives of using them and their related risks can be found in Note 2.

Below are the types of derivatives by location as presented in the Statements of Assets and Liabilities as of March 31, 2010 (amounts in thousands):

		ASSETS			LIABILITIES
FUND NAME	DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	VALUE
Global Real Estate Index Fund	Equity contracts	Net unrealized appreciation (depreciation)	$144	*	Net unrealized appreciation (depreciation)	$—	*
	Foreign exchange contracts	Unrealized gain on forward foreign currency exchange contracts	49		Unrealized loss on forward foreign currency exchange contracts	42
Global Sustainability Index Fund	Equity contracts	Net unrealized appreciation (depreciation)	40	*	Net unrealized appreciation (depreciation)	—	*
	Foreign exchange contracts	Unrealized gain on forward foreign currency exchange contracts	11		Unrealized loss on forward foreign currency exchange contracts	16
International Equity Index Fund	Equity contracts	Net unrealized appreciation (depreciation)	682	*	Net unrealized appreciation (depreciation)	—	*

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NOTES TO THE FINANCIAL STATEMENTS continued

		ASSETS			LIABILITIES
FUND NAME	DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	VALUE
	Foreign exchange contracts	Unrealized gain on forward foreign currency exchange contracts	151		Unrealized loss on forward foreign currency exchange contracts	622
Mid Cap Index Fund	Equity contracts	Net unrealized appreciation (depreciation)	110	*	Net unrealized appreciation (depreciation)	—	*
Small Cap Index Fund	Equity contracts	Net unrealized appreciation (depreciation)	74	*	Net unrealized appreciation (depreciation)	—	*
Stock Index Fund	Equity contracts	Net unrealized appreciation (depreciation)	826	*	Net unrealized appreciation (depreciation)	—	*

*	Includes cumulative appreciation/depreciation on futures contracts as reported in Schedule of Investments-footnotes. Only current variation margin is reported within the Statements of Assets and Liabilities.

The following tables set forth by primary risk exposure the Funds’ realized gains (losses) and change in unrealized gains (losses) by type of derivative contract for the fiscal year ended March 31, 2010:

Amounts in thousands	AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS
FUND NAME	DERIVATIVE TYPE	STATEMENT OF OPERATIONS LOCATION	VALUE
Global Real Estate Index Fund	Equity contracts	Net realized gains (losses) on futures contracts	$4,701
	Foreign exchange contracts	Net realized gains (losses) on foreign currency transactions	177
Global Sustainability Index Fund	Equity contracts	Net realized gains (losses) on futures contracts	$636
	Foreign exchange contracts	Net realized gains (losses) on foreign currency transactions	46
International Equity Index Fund	Equity contracts	Net realized gains (losses) on futures contracts	8,676
	Foreign exchange contracts	Net realized gains (losses) on foreign currency transactions	(397)
Mid Cap Index Fund	Equity contracts	Net realized gains (losses) on futures contracts	3,834
Small Cap Index Fund	Equity contracts	Net realized gains (losses) on futures contracts	2,949
Stock Index Fund	Equity contracts	Net realized gains (losses) on futures contracts	12,084
Amounts in thousands	CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) ON DERIVATIVE CONTRACTS
FUND NAME	DERIVATIVE TYPE	STATEMENT OF OPERATIONS LOCATION	VALUE
Global Real Estate Index Fund	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(241)
	Foreign exchange contracts	Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	7
Global Sustainability Index Fund	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	15
	Foreign exchange contracts	Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(5)
International Equity Index Fund	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	98
	Foreign exchange contracts	Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(593)
Mid Cap Index Fund	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(176)
Small Cap Index Fund	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(148)
Stock Index Fund	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	111

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EQUITY INDEX FUNDS

MARCH 31, 2010

Volume of Derivative activity for the fiscal year ended March 31, 2010*:

	FOREIGN EXCHANGE CONTRACTS		EQUITY CONTACTS
	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT**	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT**
Global Real Estate Index Fund	164	$435	540	$349
Global Sustainability Index Fund	64	110	205	131
International Equity Index Fund	825	1,562	785	952
Mid Cap Index Fund	—	—	135	893
Small Cap Index Fund	—	—	195	383
Stock Index Fund	—	—	296	1,600

*	Activity during the period is measured by number of trades during the period and average notional amount for foreign exchange and equity contracts.

**	Amounts in thousands.

10. NEW ACCOUNTING PRONOUNCEMENT

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06, Improving Disclosures about Fair Value Measurements (“ASU 2010-06”). ASU 2010-06 amends ASC 820, “Fair Value Measurements and Disclosures” (formerly FASB Statement No. 157). Specifically, ASU 2010-06 requires entities to disclose: a) the amounts of significant transfers between Level 1 and Level 2 of the fair value hierarchy and the reasons for these transfers; b) the reasons for any transfers in or out of Level 3; and c) information in the reconciliation of recurring Level 3 measurements about purchases, sales issuances and settlements on a gross basis. In addition, ASU 2010-06 clarifies the requirement for entities to disclose information about both the valuation techniques and inputs used in estimating Level 2 and Level 3 fair value measurements. Except for the requirement to disclose information about purchases, sales, issuances and settlements in the reconciliation of recurring Level 3 measurements on a gross basis, all ASU 2010-06 disclosure requirements are effective for financial statements issued for interim and annual reporting periods beginning after December 15, 2009. The requirement to separately disclose purchases, sales, issuances and settlements of recurring Level 3 measurements is effective for financial statements issued for interim and annual reporting periods beginning after December 15, 2010. At this time, management is evaluating the implications of ASU 2010-06 and the impact it will have to the Funds’ financial statement disclosures.

11. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure.

NORTHERN FUNDS ANNUAL REPORT	103	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Northern Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Global Real Estate Index Fund, Global Sustainability Index Fund, International Equity Index Fund, Mid Cap Index Fund, Small Cap Index Fund, and Stock Index Fund (collectively, the “Funds”), six separate portfolios of Northern Funds (the “Trust”), as of March 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds referred to above as of March 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois

May 27, 2010

EQUITY INDEX FUNDS	104	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

TAX INFORMATION	MARCH 31, 2010 (UNAUDITED)

QUALIFIED DIVIDEND INCOME (QDI) Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2010, are designated as “qualified dividend income,” as defined in the Act, subject to reduced tax rates in 2010:

QDI PERCENTAGE
Global Real Estate Index	41.50%
Global Sustainability Index	85.43%
International Equity Index	93.36%
Mid Cap Index	74.09%
Small Cap Index	71.61%
Stock Index	100.00%

CORPORATE DIVIDENDS-RECEIVED DEDUCTION (DRD) A percentage of the dividends distributed during the fiscal year for the following Funds qualifies for the dividends-received deduction for corporate shareholders:

CORPORATE DRD PERCENTAGE
Mid Cap Index	77.90%
Small Cap Index	75.08%
Stock Index	98.24%

CAPITAL GAIN DISTRIBUTION The following Funds made capital gain distributions in December 2009, and hereby designated these long-term capital gain distributions as follows (per share):

LONG-TERM CAPITAL GAIN 15%
Mid Cap Index	$0.000040

FOREIGN TAX CREDIT The Funds below intend to make an election that will allow shareholders to treat their proportionate share of foreign taxes paid by the Funds as having been paid by them. The amounts per share which represent income from sources within, and taxes paid to, foreign countries are as follows:

	TAXES	INCOME
Global Real Estate Index	$0.0091	$0.1223
Global Sustainability	$0.0104	$0.0842
International Equity Index	$0.0105	$0.2111

NORTHERN FUNDS ANNUAL REPORT	105	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

FUND EXPENSES

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, if any, including redemption fees on certain exchanges and redemptions in the Global Real Estate Index, Global Sustainability Index, and International Equity Index Funds; and (2) ongoing costs, including advisory fees; distribution (12b-1) fees, if any; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2009, through March 31, 2010.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 10/1/09 - 3/31/10” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. For example, the information does not reflect redemption fees (as described on page 95), if any, in the Global Real Estate Index, Global Sustainability Index, and International Equity Index Funds. If these fees were included, your costs would have been higher. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

GLOBAL REAL ESTATE INDEX

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/09	ENDING ACCOUNT VALUE 3/31/10	EXPENSES PAID* 10/1/09 - 3/31/10
Actual	0.65%	$1,000.00	$1,073.00	$3.36
Hypothetical	0.65%	$1,000.00	$1,021.69	$3.28	**

GLOBAL SUSTAINABILITY INDEX

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/09	ENDING ACCOUNT VALUE 3/31/10	EXPENSES PAID* 10/1/09 - 3/31/10
Actual	0.65%	$1,000.00	$1,067.90	$3.35
Hypothetical	0.65%	$1,000.00	$1,021.69	$3.28	**

INTERNATIONAL EQUITY INDEX

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/09	ENDING ACCOUNT VALUE 3/31/10	EXPENSES PAID* 10/1/09 - 3/31/10
Actual	0.45%	$1,000.00	$1,026.90	$2.27
Hypothetical	0.45%	$1,000.00	$1,022.69	$2.27	**

MID CAP INDEX

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/09	ENDING ACCOUNT VALUE 3/31/10	EXPENSES PAID* 10/1/09 - 3/31/10
Actual	0.30%	$1,000.00	$1,151.70	$1.61
Hypothetical	0.30%	$1,000.00	$1,023.44	$1.51	**

SMALL CAP INDEX

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/09	ENDING ACCOUNT VALUE 3/31/10	EXPENSES PAID* 10/1/09 - 3/31/10
Actual	0.35%	$1,000.00	$1,130.00	$1.86
Hypothetical	0.35%	$1,000.00	$1,023.19	$1.77	**

EQUITY INDEX FUNDS	106	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

MARCH 31, 2010 (UNAUDITED)

STOCK INDEX

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/09	ENDING ACCOUNT VALUE 3/31/10	EXPENSES PAID* 10/1/09 - 3/31/10
Actual	0.25%	$1,000.00	$1,116.50	$1.32
Hypothetical	0.25%	$1,000.00	$1,023.68	$1.26	**

*	Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the fiscal year ended March 31, 2010. Expenses are calculated by multiplying the annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (182); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent fiscal half year may differ from expense ratios based on one-year data in the Financial Highlights.

**	Hypothetical expenses are based on the Funds’ actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

NORTHERN FUNDS ANNUAL REPORT	107	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

TRUSTEES AND OFFICERS

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 66 portfolios in the Northern Funds Complex — Northern Funds offers 44 portfolios and Northern Institutional Funds offers 22 portfolios.* The Northern Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-595-9111.

NON-INTERESTED TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

William L. Bax Age: 66 Trustee since 2005

•Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003;

•Director of Big Shoulders Fund since 1997;

•Director of Children’s Memorial Hospital since 1998;

•Trustee of DePaul University from 1998 to 2009;

•Director of Sears Roebuck & Co. (a retail company) from 2003 to 2005;

•Director of Andrew Corporation (a communications product company) from 2006 to 2008.

•Arthur J. Gallagher & Co. (an insurance brokerage company).

Edward J. Condon, Jr. Age: 69 Trustee since 2000

•Chairman and CEO of The Paradigm Group, Ltd. (a financial adviser) since 1993;

•Principal and Co-Founder of Paradigm Capital, Ltd. (a financial adviser) since 1996;

•Founding Member and Director of the Illinois Venture Capital Association since 2001;

•Member of the Board of Trustees of Dominican University from 1996 to 2005;

•Member of the Board of Directors of the Chicago Children’s Museum from 2001 to 2007;

•Member of the Board of Governors of The Metropolitan Club since 2003;

•Member of the Board of Advisors of AAVIN Equity Partners (a private equity firm) since 2005;

•Member of the National Advisory Board of National Domestic Violence Hotline since 2005;

•Member of the Board of Directors at LightBridge Healthcare Research Inc. (a healthcare-related educational materials provider) since 2006;

•Member of Advisory Board of Lextech Global Services (a systems engineering services company) since 2009;

•Private Equity Administrator of Illinois Technology Development Account from 2003 to 2006;

•Member of Advisory Council of Northwestern Brain Tumor Institute since 2010.

•None

Sharon Gist Gilliam Age: 66 Trustee since 2001

•Principal Officer, UCG Associates, Inc. (an aviation consulting firm) from 2005 to 2006 and Director from 2005 to 2008;

•CEO of Chicago Housing Authority from 2006 to 2007;

•Executive Vice President of Unison-Maximus, Inc. (an aviation and governmental consulting company) from 1989 to 2005.

•None

Sandra Polk Guthman Age: 66 Trustee since 2000

•Chair and CEO of Polk Bros. Foundation (an Illinois not-for-profit corporation) since 1993;

•Director of National Public Finance Guarantee Corporation (f/k/a MBIA Insurance Corp. of Illinois) (a municipal bond insurance company) since 1994.

•None

*	Ms. Skinner and Mr. Potter each oversee a total of 59 portfolios in the Northern Funds Complex — 37 portfolios offered by Northern Funds and 22 offered by Northern Institutional Funds.

EQUITY INDEX FUNDS	108	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

MARCH 31, 2010 (UNAUDITED)

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Michael H. Moskow Age: 72 Trustee since 2008

•Vice Chairman and Senior Fellow on the Global Economy at the Chicago Council on Global Affairs since 2007, Member of the Board of Directors since 1995;

•Director of Commonwealth Edison since 2008;

•President and Chief Executive Officer of the Federal Reserve Bank of Chicago from 1994 to 2007;

•Director of Education Corporation of America since 2008;

•Chairman of the Japan America Society of Chicago since 2009;

•Former Chairman and Current Member of the Board of Directors, National Bureau of Economic Research from 1978 to 1991, and since 1993;

•Member of the Board of Trustees of the Northwestern Memorial Foundation since 2004;

•Member of the Board of Directors of the Civic Consulting Alliance since 2002;

•Member of the Board of Directors of the Chicago Workforce Investment Council (f/k/a Chicago LEADS Civic Advisory Board) since 2009;

•Member of the Board of Directors of The Chicago Council on Global Affairs since 1995;

•Member of the Board of Directors of the Council on Foreign Relations from 1998 to 2008;

•Member of the Board of Trustees of Lafayette College since 1996;

•Member of the Board of Directors of the National Futures Association since 2010.

•Discover Financial Services; •Diamond Management and Technology Consultants, Inc. (a management and technology consulting firm); •Taylor Capital Group, Inc. (financial services).

Mary Jacobs Skinner, Esq. Age: 52 Trustee since 1998	•Partner in the law firm of Sidley Austin LLP.	•None

Richard P. Strubel Age: 70 Trustee since 2000 and Chairman since 2008

•Vice Chairman and Director of Cardean Learning Group (formerly UNext, Inc.) (a provider of educational services via the Internet) from 2004 to 2007;

•President, Chief Operating Officer and Director of UNext, Inc. from 1999 to 2004.

•Gildan Activewear, Inc. (an athletic clothing marketing and manufacturing company); •Goldman Sachs Mutual Fund Complex (94 portfolios); •Goldman Sachs Closed-End Funds (2 portfolios).

Casey J. Sylla Age: 66 Trustee since 2008

•Chief Investment Officer, The Allstate Corporation from January to July, 2002;

•Acting Chief Financial Officer, The Allstate Corporation from May to September, 2002;

•Chairman and President of the Allstate Financial Group from 2002 to 2007;

•Chairman of the Investment Committee, Legal and General Investment Management — America, 2007;

•Board member, University of Wisconsin — Eau Claire Foundation from 2006 to present.

•GATX Corporation (transportation services).

NORTHERN FUNDS ANNUAL REPORT	109	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

TRUSTEES AND OFFICERS continued

INTERESTED TRUSTEE
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Stephen N. Potter(4) Age: 53 Trustee since 2008

•Director of Northern Trust Global Advisors, Inc. since May 2008;

•Chairman of Northern Trust Investments, N.A. since March 2008;

•President of Northern Trust Global Investments, Ltd. from March 2008 to February 2009;

•Director of Northern Trust Global Investments, Ltd. from February 2000 to February 2009;

•Executive Vice President of Northern Trust Corporation since October 2003;

•Chairman and Chief Executive Officer of Northern Trust Global Services, Ltd. from 2003 to 2008;

•Chief Executive Officer of Europe, the Middle East and Africa at The Northern Trust Company from 2001 to March 2008;

•Managing Director, Institutional Group, Northern Trust Global Investments, Ltd. from 1995 to 2001.

•None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year of the Trust in which he or she attains the age of seventy-two years, except that (a) a Trustee who also serves as an audit committee financial expert for the Trust shall cease to serve as a Trustee as of the last day of the calendar year in which the Trustee attains the age of seventy-three years; and (b) a Trustee who becomes a Trustee at age sixty-eight years or older shall cease to serve as a Trustee as of the last day of the calendar year in which the Trustee attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

(4)	An “interested person,” as defined by the 1940 Act. Mr. Potter is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

EQUITY INDEX FUNDS	110	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

MARCH 31, 2010 (UNAUDITED)

OFFICERS OF THE TRUST(1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Lloyd A. Wennlund Age: 52 50 South LaSalle Street Chicago, IL 60603 President since 2000	Executive Vice President since 2003 and Director since 2001 of Northern Trust Investments, N.A.; Executive Vice President and other positions at The Northern Trust Company and Managing Executive, Mutual Funds for Northern Trust Global Investments since 1994; Director, NT Global Advisors, Inc. since August 2006; President and Director of Northern Trust Securities, Inc. from 1997 to 2009.

Eric K. Schweitzer Age: 48 50 South LaSalle Street Chicago, IL 60603 Vice President since 2000	Senior Vice President at Northern Trust Investments, N.A. since 2001; Senior Vice President at The Northern Trust Company since 2000.

Susan J. Hill Age: 53 50 South LaSalle Street Chicago, IL 60603 Chief Compliance Officer since 2004	Chief Compliance Officer of Northern Trust Company of Connecticut (f/k/a Northern Trust Global Advisors, Inc.) since 2007; Chief Compliance Officer of Northern Trust Investments, N.A. since 2005; Senior Vice President of Northern Trust Investments, N.A. since 2005; Vice President of Northern Trust Investments, N.A. and The Northern Trust Company from 2000 to 2004.

Darlene Chappell Age: 47 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Compliance Officer since May 2009	Anti-Money Laundering Compliance Officer for Northern Trust Investments, N.A., Northern Trust Securities, Inc., Northern Trust Global Advisors, Inc. and The Northern Trust Company of Connecticut since 2009; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Audit Manager — Compliance Department of National Futures Association from 2000 to 2006.

Randal Rein Age: 39 50 South LaSalle Street Chicago, IL 60603 Treasurer since 2008	Vice President of Fund Administration of The Northern Trust Company since 2007; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2007; Manager of Fund Administration at The Northern Trust Company from 2001 to 2002.

Michael Pryszcz Age: 42 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	Vice President of Fund Accounting of The Northern Trust Company since 2005; Second Vice President of Fund Accounting of The Northern Trust Company from 2000 to 2005.

Richard Crabill Age: 41 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	Vice President of Fund Administration of The Northern Trust Company since 2005; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2005.

Craig R. Carberry, Esq. Age: 49 50 South LaSalle Street Chicago, IL 60603 Secretary since 2010	Senior Counsel at The Northern Trust Company since May 2000.

NORTHERN FUNDS ANNUAL REPORT	111	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

TRUSTEES AND OFFICERS continued	MARCH 31, 2010 (UNAUDITED)

NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Owen T. Meacham, Esq. Age: 39 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008	Vice President and Senior Regulatory Administration Attorney of The Northern Trust Company since 2007; Product Strategy and Development Manager of ABN AMRO Asset Management from 2005 to 2007.

Shanna Palmersheim, Esq. Age: 33 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008	Second Vice President and Regulatory Administration Attorney of The Northern Trust Company since 2008; Associate Counsel of Peregrine Financial Group from 2007 to 2008; Senior Treasury Analyst at Harley-Davidson Financial Services from 2005 to 2007; Law Clerk at Paul McAndrew Law Firm from 2004 to 2005; Senior Accountant at State Street Corporation from 1999 to 2002.

(1)	Each Officer serves until his or her resignation, removal, or retirement, or election of his or her successor.

EQUITY INDEX FUNDS	112	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

THIS PAGE INTENTIONALLY LEFT BLANK

NORTHERN FUNDS ANNUAL REPORT	113	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

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EQUITY INDEX FUNDS	114	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

INVESTMENT CONSIDERATIONS

EQUITY INDEX FUNDS

GLOBAL REAL ESTATE INDEX FUND1,2,4,6

GLOBAL SUSTAINABILITY INDEX FUND1,2,6

INTERNATIONAL EQUITY INDEX FUND1,2,6

MID CAP INDEX FUND1,3,6

SMALL CAP INDEX FUND1,5,6

STOCK INDEX FUND1,6

1 Equity Risk: Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

2 International Risk: International investing involves increased risk and volatility.

3 Mid Cap Risk: Mid-capitalization stocks typically carry additional risk, since smaller companies generally have higher risk of failure and, historically, their stocks have experienced a greater degree of volatility.

4 REIT/Real Estate Risk: Investments in the Fund are subject to the risks related to direct investment in real estate, such as real estate risk, regulatory risks, concentration risk and diversification risk. Investment in REITs involve certain additional unique risks. By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investments.

5 Small Cap Risk: Small-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure. Their stocks are subject to a greater degree of volatility, trade in lower volume and may be less liquid.

6 Index Fund Risk: The performance of the Fund is expected to be lower than that of the Index because of Fund fees and expenses. It is important to remember that there are risks associated with index investing, including the potential risk of market decline, as well as the risks associated with investing in specific companies.

NORTHERN FUNDS ANNUAL REPORT	115	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Funds’ Web site at northernfunds.com or the SEC’s Web site at sec.gov or by calling the Northern Funds Center at 800-595-9111.

EQUITY INDEX FUNDS	116	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

2	PORTFOLIO MANAGEMENT COMMENTARY

7	STATEMENTS OF ASSETS AND LIABILITIES

8	STATEMENTS OF OPERATIONS

9	STATEMENTS OF CHANGES IN NET ASSETS

10	FINANCIAL HIGHLIGHTS

15	SCHEDULES OF INVESTMENTS

15	CALIFORNIA MUNICIPAL MONEY MARKET FUND

21	MONEY MARKET FUND

26	MUNICIPAL MONEY MARKET FUND

49	U.S. GOVERNMENT MONEY MARKET FUND

53	U.S. GOVERNMENT SELECT MONEY MARKET FUND

57	ABBREVIATIONS AND OTHER INFORMATION

58	NOTES TO THE FINANCIAL STATEMENTS

64	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

65	TAX INFORMATION

66	FUND EXPENSES

67	TRUSTEES AND OFFICERS

75	INVESTMENT CONSIDERATIONS

76	FOR MORE INFORMATION

The report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds prospectus, which contains more complete information about Northern Funds’ investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance calculations reflect fee waivers and reimbursements in effect. In the absence of fee waivers and reimbursements, performance would be reduced. Performance is based on net change in net asset value assuming reinvestment of all dividends and distributions.

This report contains certain forward-looking statements about factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Fund management strategies from those currently expected to be employed.

Investments in the Funds are not insured or guaranteed by the FDIC or any other governmental agency. Although each Fund seeks to maintain a value of $1.00 per share, it is possible to lose money by investing.

Northern Funds Distributors, LLC, not affiliated with Northern Trust

NOT FDIC INSURED

May lose value/No bank guarantee

NORTHERN FUNDS ANNUAL REPORT	1	MONEY MARKET FUNDS

MONEY MARKET FUNDS

CALIFORNIA MUNICIPAL MONEY MARKET FUND

PORTFOLIO MANAGEMENT COMMENTARY

The California Municipal Money Market Fund seeks to offer investors returns that are tax-exempt at the federal and state of California levels, a stable share price and liquidity. During the 12-month period ended March 31, 2010, the Fund maintained its top-tier credit profile while providing tax-free returns and liquidity in a difficult credit and interest rate environment.

The Fund provided a total return of 0.03% for the 12 months ended March 31, 2010. The investing environment was treacherous at times as budgetary stress reported by municipalities within California surfaced. The lower tax receipts and budgetary deficits peaked as the economy hit bottom in fiscal year 2010. With this challenging backdrop, we were careful to target only the strongest California municipal credits. We purchased municipal issues backed by cities, counties, school districts, essential services and revenue projects. We avoided all exposure to state of California general obligations due to the state’s budgetary deficits and deteriorating credit rating.

In addition, we protected the Fund by investing in daily and weekly variable rate demand notes, or VRDNs, that carry additional credit enhancements. The enhancements, in the form of Standby Purchase Agreements or Letters of Credit, provided the Fund with attractive credit support. Throughout the period we shortened the duration of the Fund, keeping the Fund’s weighted average maturity lower than that of the benchmark. Our holdings of daily and weekly VRDNs ensured that we have had ample liquidity to easily handle fluctuations in assets under management.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2010
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	CURRENT 7-DAY YIELD*
CALIFORNIA MUNICIPAL MONEY MARKET	0.03%	1.84%	1.64%	0.62%
IMONEYNET CA STATE-SPECIFIC RETAIL	0.05	1.76	1.58

Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Current 7-Day Yield more closely reflects the current earnings of the Fund than the total return. Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. The Current 7-Day Yield would have been -0.12%. Performance data current to the most recent month-end is available at northernfunds.com.

* The unusually high Current 7-Day yield as of month-end March 31, 2010 is a result of year-end tax calculations for the Fund. This yield should not be expected to continue in the future.

MATURITY ANALYSIS

At March 31, 2010, the maturity analysis for the California Municipal Money Market Fund as a percentage of investments was:

MATURITY	%

We compare our Funds to the iMoneyNet
Money Fund Report Averages, which are
composites of professionally managed
money market investments with similar
investment objectives.

Income from the Fund may be subject to
federal alternative minimum tax (AMT),
state and local taxes.

Information about Investment
Considerations can be found on page 75.

OVERNIGHT (ONE BUSINESS DAY)	77.3%
2 - 15 DAYS	21.1
61 - 97 DAYS	0.7
98 - 180 DAYS	0.9

PORTFOLIO MANAGER

KURT STOEBER With Northern Trust since 2000

FUND FACTS (as of 3/31/10)

TICKER SYMBOL	NOCXX
INCEPTION DATE	11/29/94
TOTAL NET ASSETS	$971 MILLION
NET ASSET VALUE	$1.00
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO	0.72%
NET EXPENSE RATIO	0.34%

The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investments in the Fund are not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to maintain a value of $1.00 per share, it is possible to lose money by investing.

MONEY MARKET FUNDS	2	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

MONEY MARKET FUND

PORTFOLIO MANAGEMENT COMMENTARY

During the period, the Federal Reserve kept the target for its benchmark rate unchanged in the range of 0.0% to 0.25% and continued to pledge “exceptionally low levels of the funds rate for an extended period.” Furthermore, the banking sector found critical support after delivering higher-than-expected profits from trading and underwriting revenue. In late December, the U.S. Treasury reinforced its commitment to Fannie Mae and Freddie Mac by removing restrictions on the amount of preferred stock it can purchase in those entities. Bank of America, Wells Fargo and Citibank became the last of the major money center banks receiving exceptional assistance through the TARP (Troubled Asset Relief Program) Capital Purchase Program to repay the government and escape strict directives on executive compensation and lending practices.

For the 12-month ended March 31, 2010, the Money Market Fund posted a 0.05% total return. As of March 31, the portfolio’s seven-day current yield was 0.01%. An accommodative monetary policy and a lack of money-market-eligible securities have caused short-term investment opportunities to remain at incredibly low absolute yield levels, creating a challenging investment environment. We continued to position the Fund conservatively during the period, remaining selective in our purchases and focusing on maintaining a high credit quality portfolio. We have targeted a long duration relative to the benchmark, opportunistically taking advantage of any increases in yields by overweighting term purchases in U.S. Treasury and U.S. agency debt. We are also maintaining a strong liquidity profile by committing an ample percentage of the portfolio to overnight maturities to accommodate any unexpected redemptions.

The economic backdrop remains weak even with improvements from federal stimulus initiatives. Most unsettling for policymakers have been employment conditions, with the unemployment rate peaking at 10.2% in November. In addition, declining loan demand and housing trends continue to put downward pressure on the recovery. The SEC voted and approved modifications to Rule 2a-7 as part of efforts to strengthen the money market fund industry. The rules outlined new requirements for liquidity, credit quality, portfolio maturity, operations and disclosures.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2010
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	CURRENT 7-DAY YIELD
MONEY MARKET	0.05%	2.72%	2.58%	0.01%
IMONEYNET FIRST TIER RETAIL	0.07	2.63	2.41

Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Current 7-Day Yield more closely reflects the current earnings of the Fund than the total return. Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. The Current 7-Day Yield would have been -0.40%. Performance data current to the most recent month-end is available at northernfunds.com.

MATURITY ANALYSIS

At March 31, 2010, the maturity analysis for the Money Market Fund as a percentage of investments was:

MATURITY	%

We compare our Funds to the iMoneyNet
Money Fund Report Averages, which are
composites of professionally managed
money market investments with similar
investment objectives.

Information about Investment
Considerations can be found on page 75.

OVERNIGHT (ONE BUSINESS DAY)	29.7%
2 - 15 DAYS	15.2
16 - 30 DAYS	17.6
31 - 60 DAYS	9.4
61 - 97 DAYS	11.8
98 - 180 DAYS	7.0
181 - 270 DAYS	4.2
271 + DAYS	5.1

PORTFOLIO MANAGER

PETER YI With Northern Trust since 2000

FUND FACTS (as of 3/31/10)

TICKER SYMBOL	NORXX
INCEPTION DATE	04/11/94
TOTAL NET ASSETS	$7.7 BILLION
NET ASSET VALUE	$1.00
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO	0.70%
NET EXPENSE RATIO	0.47%

The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investments in the Fund are not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to maintain a value of $1.00 per share, it is possible to lose money by investing.

NORTHERN FUNDS ANNUAL REPORT	3	MONEY MARKET FUNDS

MONEY MARKET FUNDS

MUNICIPAL MONEY MARKET FUND

PORTFOLIO MANAGEMENT COMMENTARY

During the 12-month period ended March 31, 2010, the Municipal Money Market Fund provided investors with tax-exempt returns, stable dollar value and liquidity. We managed the Fund defensively throughout the year, erring on the side of caution in selecting municipal investments. We maintained the Fund’s “top-tier” investment profile by adopting a defensive investment strategy that included purchasing taxable Treasuries, agencies and/or time deposits. Our goal in making these purchases was to protect the Fund when suitable top-tier investments were not available in the short-term municipal area. The Fund returned 0.08% for the 12-month period ended March 31, 2010.

The municipal market experienced a significant rally during the past 12 months. Investor demand for tax-free municipal investments led to outperformance for longer-term securities, which prompted us to reduce our purchases of fixed-rate notes in favor of floating-rate notes. The low interest rate environment complicated our efforts when it came to producing strong tax-exempt returns, as the U.S. Federal Reserve kept the federal funds rate at an “exceptionally low level” throughout the year. Our investment of choice was top-tier municipal Variable Rate Demand Notes, or VRDNs. We purchased both daily and weekly municipal VRDNs backed by financial enhancement. The VRDNs boosted the Fund’s liquidity and strengthened its credit profile, as many of these demand notes carry credit enhancement from financial guarantors. At fiscal year end, the Fund was positioned with approximately 90% of its holdings having a duration of less than seven days and an overall portfolio duration less than that of the benchmark. Our strong liquidity position ensured that the Fund had ample liquidity.

Both the economy and the capital markets continued to recover as the period progressed. The market exhibited improved liquidity and issuers found better access to capital, which enabled municipal issuers to come to market with new offerings. New VRDN supply helped us to increase the Fund’s diversification by rotating out of all but the strongest issuers. The increase in supply also enabled us to invest the full portfolio in top-tier tax-exempt municipal securities as of the end of the fiscal year.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2010
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	CURRENT 7-DAY YIELD
MUNICIPAL MONEY MARKET	0.08%	1.92%	1.77%	0.01%
IMONEYNET TAX-FREE RETAIL	0.08	1.82	1.66

Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Current 7-Day Yield more closely reflects the current earnings of the Fund than the total return. Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. The Current 7-Day Yield would have been -0.40%. Performance data current to the most recent month-end is available at northernfunds.com.

MATURITY ANALYSIS

At March 31, 2010, the maturity analysis for the Municipal Money Market Fund as a percentage of investments was:

MATURITY	%

We compare our Funds to the iMoneyNet
Money Fund Report Averages, which are
composites of professionally managed
money market investments with similar
investment objectives.

Income from the Fund may be subject to
federal alternative minimum tax (AMT),
state and local taxes.

Information about Investment
Considerations can be found on page 75.

OVERNIGHT (ONE BUSINESS DAY)	67.5%
2 - 15 DAYS	23.6
31 - 60 DAYS	0.7
61 - 97 DAYS	2.5
98 - 180 DAYS	1.8
181 - 270 DAYS	1.7
271 + DAYS	2.2

PORTFOLIO MANAGER

KURT STOEBER With Northern Trust since 2000

FUND FACTS (as of 3/31/10)

TICKER SYMBOL	NOMXX
INCEPTION DATE	04/11/94
TOTAL NET ASSETS	$6.4 BILLION
NET ASSET VALUE	$1.00
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO	0.70%
NET EXPENSE RATIO	0.45%

The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investments in the Fund are not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to maintain a value of $1.00 per share, it is possible to lose money by investing.

MONEY MARKET FUNDS	4	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

U.S. GOVERNMENT MONEY MARKET FUND

PORTFOLIO MANAGEMENT COMMENTARY

During the Fund’s most recent fiscal year ended March 31, 2010, the Federal Reserve took steps to try to restart the flow of credit to businesses by creating the Troubled Asset Relief Program or TARP, the Commercial Paper Funding Facility and the Term Asset-Backed Securities Loan Facility. Cash was also pumped directly into the system using a zero interest rate policy. In August, taxpayers received a pleasant surprise when eight of the 15 banks participating in TARP repaid their debt in full. The “cash for clunkers” program provided a slight boost to the ailing auto industry and modest signs of improvement appeared in the housing market. At its September 2009 policy meeting, the Fed noted an improvement in economic conditions. In November, however, the unemployment rate reached 10.2% for the first time since October 1983. Consumer spending remained weak in spite of government stimulus programs. December showed some signs of an awakening in the housing sector and consumer spending grew, though it remained sluggish. The unemployment rate held at 9.7% in February. At its March 2010 meeting, the Fed held the benchmark rate at 0.0% to 0.25%, while changing its official language describing deterioration in the job market from “abating” to a more hopeful “stabilizing.” Indications that the recovery has begun to take hold were reflected in gains within the retail and manufacturing sectors.

For the 12-month period ended March 31, 2010, the Fund provided a return of 0.01%. As volatility seeped into the credit sector early in the period, the Fund kept a focus on liquidity while maintaining a neutral position overall with respect to interest rate exposure. As conditions eased, we shifted to a longer duration relative to the benchmark, taking advantage of market sell-offs that created a slightly steeper yield curve.

As the fiscal year drew to a close, we were utilizing a barbell strategy to enhance yield while maintaining liquidity. The Fund’s duration remained long relative to the benchmark. While most agree that the recession ended in mid-2009, the recovery remains fragile because of unresolved issues in the labor and housing markets.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2010
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	CURRENT 7-DAY YIELD
U.S. GOVERNMENT MONEY MARKET	0.01%	2.65%	2.50%	0.01%
IMONEYNET GOVT & AGENCIES RETAIL	0.04	2.49	2.36

Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Current 7-Day Yield more closely reflects the current earnings of the Fund than the total return. Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. The Current 7-Day Yield would have been -0.48%. Performance data current to the most recent month-end is available at northernfunds.com.

MATURITY ANALYSIS

At March 31, 2010, the maturity analysis for the U.S. Government Money Market Fund as a percentage of investments was:

MATURITY	%

We compare our Funds to the iMoneyNet
Money Fund Report Averages, which are
composites of professionally managed
money market investments with similar
investment objectives.

Information about Investment
Considerations can be found on page 75.

OVERNIGHT (ONE BUSINESS DAY)	26.6%
2 - 15 DAYS	13.9
16 - 30 DAYS	10.7
31 - 60 DAYS	11.8
61 - 97 DAYS	15.5
98 - 180 DAYS	13.6
181 - 270 DAYS	6.5
271 + DAYS	1.4

PORTFOLIO MANAGER

MARY ANN FLYNN With Northern Trust since 1969

FUND FACTS (as of 3/31/10)

TICKER SYMBOL	NOGXX
INCEPTION DATE	04/11/94
TOTAL NET ASSETS	$1.4 BILLION
NET ASSET VALUE	$1.00
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO	0.71%
NET EXPENSE RATIO	0.32%

The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investments in the Fund are not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to maintain a value of $1.00 per share, it is possible to lose money by investing.

NORTHERN FUNDS ANNUAL REPORT	5	MONEY MARKET FUNDS

MONEY MARKET FUNDS

U.S. GOVERNMENT SELECT MONEY MARKET FUND

PORTFOLIO MANAGEMENT COMMENTARY

On March 31, 2010, the Federal Reserve’s $1.25 trillion purchase program of Fannie Mae, Freddie Mac and Ginnie Mae mortgages came to a close. The final purchase was just over $6 billion. The program was designed to shore up a housing market under siege and to lower mortgage rates. With an improving economy and stabilizing home prices, the hope is that money will be available to underwrite home loans and that further Fed support is unnecessary. However, it is understood that the Fed will continue to monitor the situation and will provide more support if needed. The purchases under the recently concluded program caused the Fed’s balance sheet to balloon to its largest size in history, rising from $700 billion to $2.3 trillion since the crisis began. It is now the world’s largest holder of mortgages.

For the 12-month period ended March 31, 2010, the Fund provided a return of 0.01%. In the beginning of the fiscal year, as the credit crunch continued, the focus in the Fund remained on liquidity and principal preservation and we kept a neutral stance with respect to interest rate exposure. As the fiscal year drew to a close, short term interest rates remained low and a barbell strategy was put in place while lowering overall duration. We have added duration to the Fund as upticks in market interest rates have permitted.

At its March 2010 Federal Open Market Committee meeting, the Fed reiterated its intent to keep the benchmark short-term lending rate within the target range of 0.0% to 0.25% for an “extended period”. However, as the markets regain normalcy, special emergency programs to provide liquidity and lower borrowing rates have been allowed to close.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2010
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	CURRENT 7-DAY YIELD
U.S. GOVERNMENT SELECT MONEY MARKET	0.01%	2.58%	2.43%	0.01%
IMONEYNET GOVT & AGENCIES RETAIL	0.04	2.49	2.36

Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Current 7-Day Yield more closely reflects the current earnings of the Fund than the total return. Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. The Current 7-Day Yield would have been -0.46%. Performance data current to the most recent month-end is available at northernfunds.com.

MATURITY ANALYSIS

At March 31, 2010, the maturity analysis for the U.S. Government Select Money Market Fund as a percentage of investments was:

MATURITY	%

We compare our Funds to the iMoneyNet
Money Fund Report Averages, which are
composites of professionally managed
money market investments with similar
investment objectives.

Information about Investment
Considerations can be found on page 75.

OVERNIGHT (ONE BUSINESS DAY)	12.9%
2 - 15 DAYS	32.0
16 - 30 DAYS	17.1
31 - 60 DAYS	7.1
61 - 97 DAYS	12.7
98 - 180 DAYS	8.9
181 - 270 DAYS	7.2
271 + DAYS	2.1

PORTFOLIO MANAGER

MARY ANN FLYNN With Northern Trust since 1969

FUND FACTS (as of 3/31/10)

TICKER SYMBOL	NOSXX
INCEPTION DATE	12/12/94
TOTAL NET ASSETS	$3.4 BILLION
NET ASSET VALUE	$1.00
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO	0.69%
NET EXPENSE RATIO	0.31%

The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investments in the Fund are not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to maintain a value of $1.00 per share, it is possible to lose money by investing.

MONEY MARKET FUNDS	6	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

STATEMENTS OF ASSETS AND LIABILITIES	MARCH 31, 2010

Amounts in thousands, except per share data	CALIFORNIA MUNICIPAL MONEY MARKET FUND	MONEY MARKET FUND	MUNICIPAL MONEY MARKET FUND	U.S. GOVERNMENT MONEY MARKET FUND	U.S. GOVERNMENT SELECT MONEY MARKET FUND
ASSETS:
Investments, at amortized cost	$970,443	$7,052,408	$6,378,297	$1,126,719	$3,436,382
Repurchase agreements, at cost which approximates fair value	–	779,376	–	336,785	–
Cash	–	45,072	49,332	3,082	–
Interest income receivable	457	6,128	8,335	3,364	6,541
Receivable for securities sold	400	–	15,340	–	–
Receivable for fund shares sold	–	–	–	–	1
Receivable from investment adviser	74	597	431	134	303
Prepaid and other assets	4	14	13	4	7
Total Assets	971,378	7,883,595	6,451,748	1,470,088	3,443,234
LIABILITIES:
Cash overdraft	38	–	–	–	–
Payable for securities purchased	–	154,976	45,296	21,248	30,998
Payable for fund shares redeemed	7	45,160	280	3,009	–
Distributions to shareholders	115	66	56	12	30
Payable to affiliates:
Investment advisory fees	69	600	496	112	265
Administration fees	26	225	186	42	100
Custody and accounting fees	4	32	26	7	14
Shareholder servicing fees	–	–	–	1	–
Transfer agent fees	17	150	124	28	66
Trustee fees	11	82	50	10	15
Accrued other liabilities	64	264	238	80	128
Total Liabilities	351	201,555	46,752	24,549	31,616
Net Assets	$971,027	$7,682,040	$6,404,996	$1,445,539	$3,411,618
ANALYSIS OF NET ASSETS:
Capital stock	$970,721	$7,691,139	$6,404,996	$1,445,539	$3,411,616
Accumulated undistributed net investment income	306	–	–	–	2
Accumulated undistributed net realized loss	–	(9,099)	–	–	–
Net Assets	$971,027	$7,682,040	$6,404,996	$1,445,539	$3,411,618
Shares Outstanding ($.0001 par value, unlimited authorization)	970,860	7,691,157	6,405,007	1,445,571	3,411,655
Net Asset Value, Redemption and Offering Price Per Share	$1.00	$1.00	$1.00	$1.00	$1.00

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	7	MONEY MARKET FUNDS

MONEY MARKET FUNDS

STATEMENTS OF OPERATIONS	FOR THE FISCAL YEAR ENDED MARCH 31, 2010

Amounts in thousands	CALIFORNIA MUNICIPAL MONEY MARKET FUND	MONEY MARKET FUND	MUNICIPAL MONEY MARKET FUND	U.S. GOVERNMENT MONEY MARKET FUND	U.S. GOVERNMENT SELECT MONEY MARKET FUND
INVESTMENT INCOME:
Interest income	$3,825	$44,196	$43,946	$5,839	$12,892
Total Investment Income	3,825	44,196	43,946	5,839	12,892
EXPENSES:
Investment advisory fees	4,568	34,150	32,613	7,059	16,368
Administration fees	1,713	12,806	12,230	2,647	6,138
Custody and accounting fees	259	1,777	1,657	407	861
Transfer agent fees	1,142	8,537	8,153	1,765	4,092
Registration fees	22	97	78	43	47
Printing fees	38	160	148	50	84
Professional fees	88	350	307	102	162
Shareholder servicing fees	–	–	–	14	–
Trustee fees	28	128	110	35	56
Participation fees	306	1,976	1,450	325	539
Other	36	151	131	44	70
Total Expenses	8,200	60,132	56,877	12,491	28,417
Less expenses waived by investment adviser	(2,657)	(9,184)	(9,733)	(4,369)	(10,544)
Less expenses reimbursed by administrator	(1,608)	(11,180)	(10,564)	(2,439)	(5,370)
Less custodian credits	(4)	(20)	(20)	(21)	(2)
Net Expenses	3,931	39,748	36,560	5,662	12,501
Net Investment Income (Loss)	(106)	4,448	7,386	177	391
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on:
Investments	307	(11,336)	446	4	2
Capital Support Agreement	–	2,237	–	–	–
Net change in unrealized appreciation (depreciation) on:
Investments	–	32,854	–	–	–
Capital Support Agreement	–	(22,585)	–	–	–
Net Gains	307	1,170	446	4	2
Net Increase in Net Assets Resulting from Operations	$201	$5,618	$7,832	$181	$393

See Notes to the Financial Statements.

MONEY MARKET FUNDS	8	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

STATEMENTS OF CHANGES IN NET ASSETS	FOR THE FISCAL YEARS ENDED MARCH 31,

	CALIFORNIA MUNICIPAL MONEY MARKET FUND		MONEY MARKET FUND		MUNICIPAL MONEY MARKET FUND		U.S. GOVERNMENT MONEY MARKET FUND		U.S. GOVERNMENT SELECT MONEY MARKET FUND
Amounts in thousands	2010	2009	2010	2009	2010	2009	2010	2009	2010	2009
OPERATIONS:
Net investment income (loss)	$(106)	$18,109	$4,448	$123,027	$7,386	$101,944	$177	$19,843	$391	$25,877
Net realized gains (losses) on:
Investments	307	262	(11,336)	504	446	(47)	4	(4)	2	22
Capital Support Agreement	–	–	2,237	–	–	–	–	–	–	–
Net change in unrealized appreciation (depreciation) on:
Investments	–	–	32,854	(11,608)	–	–	–	–	–	–
Capital Support Agreement	–	–	(22,585)	22,585	–	–	–	–	–	–
Net Increase in Net Assets Resulting from Operations	201	18,371	5,618	134,508	7,832	101,897	181	19,839	393	25,899
CAPITAL SHARE TRANSACTIONS: (1)
Net increase (decrease) in net assets resulting from capital share transactions	(649,896)	16,833	(2,063,383)	(1,575,901)	(3,765,952)	2,845,407	(901,919)	513,899	(1,599,332)	2,636,428
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(649,896)	16,833	(2,063,383)	(1,575,901)	(3,765,952)	2,845,407	(901,919)	513,899	(1,599,332)	2,636,428
DISTRIBUTIONS PAID:
From net investment income	(271)	(18,297)	(4,956)	(123,205)	(7,786)	(103,038)	(177)	(19,886)	(413)	(25,914)
Total Distributions Paid	(271)	(18,297)	(4,956)	(123,205)	(7,786)	(103,038)	(177)	(19,886)	(413)	(25,914)
Total Increase (Decrease) in Net Assets	(649,966)	16,907	(2,062,721)	(1,564,598)	(3,765,906)	2,844,266	(901,915)	513,852	(1,599,352)	2,636,413
NET ASSETS:
Beginning of year	1,620,993	1,604,086	9,744,761	11,309,359	10,170,902	7,326,636	2,347,454	1,833,602	5,010,970	2,374,557
End of year	$971,027	$1,620,993	$7,682,040	$9,744,761	$6,404,996	$10,170,902	$1,445,539	$2,347,454	$3,411,618	$5,010,970
Accumulated Undistributed Net Investment Income	$306	$270	$–	$508	$–	$1	$–	$–	$2	$22

(1)	The number of shares approximates the dollar amount of transactions.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	9	MONEY MARKET FUNDS

MONEY MARKET FUNDS

FINANCIAL HIGHLIGHTS

CALIFORNIA MUNICIPAL MONEY MARKET FUND

Selected per share data	2010		2009		2008	2007	2006
Net Asset Value, Beginning of Year	$1.00		$1.00		$1.00	$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	–	(1)	0.01		0.03	0.03	0.02
Net realized and unrealized gains (losses)	–	(2)	–		–	–	–
Total from Investment Operations	–		0.01		0.03	0.03	0.02
LESS DISTRIBUTIONS PAID:
From net investment income	–	(3)	(0.01)		(0.03)	(0.03)	(0.02)
Total Distributions Paid	–		(0.01)		(0.03)	(0.03)	(0.02)
Net Asset Value, End of Year	$1.00		$1.00		$1.00	$1.00	$1.00
Total Return(4)	0.03%		1.11%		2.83%	3.06%	2.22%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$971,027		$1,620,993		$1,604,086	$1,271,227	$1,022,844
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.34	%(5)	0.57	%(6)	0.55%	0.55%	0.55%
Expenses, before waivers, reimbursements and credits	0.72%		0.71%		0.69%	0.69%	0.78%
Net investment income (loss), net of waivers, reimbursements and credits	(0.01)%		1.08%		2.75%	2.97%	2.20%
Net investment income (loss), before waivers, reimbursements and credits	(0.39)%		0.94%		2.61%	2.83%	1.97%

(1)	Per share amount from net investment income was less than $0.01 per share.
(2)	Per share amounts from net realized and unrealized gains (losses) were less than $0.01 per share.
(3)	Per share amount from distributions paid from net investment income was less than $0.01 per share.
(4)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(5)	The net expense ratio includes the fee for participation in the U.S. Department of the Treasury’s Temporary Guaranty Program (the “Participation Fee”) of approximately $306,000 which represents 0.03% of average net assets for the fiscal year ended March 31, 2010. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.
(6)	The net expense ratio includes the Participation Fee of approximately $360,000 which represents 0.02% of average net assets for the fiscal year ended March 31, 2009. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.

See Notes to the Financial Statements.

MONEY MARKET FUNDS	10	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

MONEY MARKET FUND
Selected per share data	2010		2009		2008	2007	2006
Net Asset Value, Beginning of Year	$1.00		$1.00		$1.00	$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	–	(1)	0.01		0.04	0.05	0.03
Net realized and unrealized gains (losses)	–	(2)	–	(2)	– (2)	–	–
Total from Investment Operations	–		0.01		0.04	0.05	0.03
LESS DISTRIBUTIONS PAID:
From net investment income	–	(3)	(0.01)		(0.04)	(0.05)	(0.03)
Total Distributions Paid	–		(0.01)		(0.04)	(0.05)	(0.03)
Net Asset Value, End of Year	$1.00		$1.00		$1.00	$1.00	$1.00
Total Return(4)	0.05	%(5)	1.16	%(5)	4.42%	4.79%	3.27%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$7,682,040		$9,744,761		$11,309,359	$11,169,215	$9,126,668
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.47	%(6)	0.57	%(7)	0.55%	0.55%	0.55%
Expenses, before waivers, reimbursements and credits	0.70%		0.70%		0.68%	0.68%	0.78%
Net investment income, net of waivers, reimbursements and credits	0.05%		1.18%		4.32%	4.71%	3.26%
Net investment income (loss), before waivers, reimbursements and credits	(0.18)%		1.05%		4.19%	4.58%	3.03%

(1)	Per share amount from net investment income was less than $0.01 per share.
(2)	Per share amounts from net realized and unrealized gains (losses) were less than $0.01 per share.
(3)	Per share amount from distributions paid from net investment income was less than $0.01 per share.
(4)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(5)	Without the value of the Capital Support Agreement, the total return would have been 0.23% and 0.97% for the fiscal years ended March 31, 2010 and 2009, respectively.
(6)	The net expense ratio includes the fee for participation in the U.S. Department of the Treasury’s Temporary Guaranty Program (the “Participation Fee”) of approximately $1,976,000 which represents 0.02% of average net assets for the fiscal year ended March 31, 2010. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.
(7)	The net expense ratio includes the Participation Fee of approximately $2,325,000 which represents 0.02% of average net assets for the fiscal year ended March 31, 2009. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	11	MONEY MARKET FUND

MONEY MARKET FUNDS

FINANCIAL HIGHLIGHTS continued

MUNICIPAL MONEY MARKET FUND
Selected per share data	2010		2009		2008	2007	2006
Net Asset Value, Beginning of Year	$1.00		$1.00		$1.00	$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	–	(1)	0.01		0.03	0.03	0.02
Net realized and unrealized gains (losses)	–	(2)	–		–	–	–
Total from Investment Operations	–		0.01		0.03	0.03	0.02
LESS DISTRIBUTIONS PAID:
From net investment income	–	(3)	(0.01)		(0.03)	(0.03)	(0.02)
Total Distributions Paid	–		(0.01)		(0.03)	(0.03)	(0.02)
Net Asset Value, End of Year	$1.00		$1.00		$1.00	$1.00	$1.00
Total Return(4)	0.08%		1.26%		2.93%	3.08%	2.26%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$6,404,996		$10,170,902		$7,326,636	$5,871,075	$5,615,849
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.45	%(5)	0.57	%(6)	0.55%	0.55%	0.55%
Expenses, before waivers, reimbursements and credits	0.70%		0.70%		0.68%	0.68%	0.78%
Net investment income, net of waivers, reimbursements and credits	0.09%		1.17%		2.84%	3.04%	2.24%
Net investment income (loss), before waivers, reimbursements and credits	(0.16)%		1.04%		2.71%	2.91%	2.01%

(1)	Per share amount from net investment income was less than $0.01 per share.
(2)	Per share amounts from net realized and unrealized gains (losses) were less than $0.01 per share.
(3)	Per share amount from distributions paid from net investment income was less than $0.01 per share.
(4)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(5)	The net expense ratio includes the fee for participation in the U.S. Department of the Treasury’s Temporary Guaranty Program (the “Participation Fee”) of approximately $1,450,000 which represents 0.02% of average net assets for the fiscal year ended March 31, 2010. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.
(6)	The net expense ratio includes the Participation Fee of approximately $1,707,000 which represents 0.02% of average net assets for the fiscal year ended March 31, 2009. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.

See Notes to the Financial Statements.

MONEY MARKET FUNDS	12	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

U.S. GOVERNMENT MONEY MARKET FUND
Selected per share data	2010		2009		2008		2007		2006
Net Asset Value, Beginning of Year	$1.00		$1.00		$1.00		$1.00		$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	–	(1)	0.01		0.04		0.05		0.03
Net realized and unrealized gains (losses)	–	(2)	–		–		–		–
Total from Investment Operations	–		0.01		0.04		0.05		0.03
LESS DISTRIBUTIONS PAID:
From net investment income	–	(3)	(0.01)		(0.04)		(0.05)		(0.03)
Total Distributions Paid	–		(0.01)		(0.04)		(0.05)		(0.03)
Net Asset Value, End of Year	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return(4)	0.01%		1.10%		4.24%		4.74%		3.22%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,445,539		$2,347,454		$1,833,602		$822,919		$716,730
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.32	%(5)	0.56	%(6)(7)	0.55	%(6)	0.55	%(6)	0.55	%(6)
Expenses, before waivers, reimbursements and credits	0.71%		0.71%		0.70%		0.70%		0.81%
Net investment income, net of waivers, reimbursements and credits	0.01%		1.03%		3.94%		4.65%		3.22%
Net investment income (loss), before waivers, reimbursements and credits	(0.38)%		0.88%		3.79%		4.50%		2.96%

(1)	Per share amount from net investment income was less than $0.01 per share.
(2)	Per share amounts from net realized and unrealized gains (losses) were less than $0.01 per share.
(3)	Per share amount from distributions paid from net investment income was less than $0.01 per share.
(4)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(5)	The net expense ratio includes the fee for participation in the U.S. Department of the Treasury’s Temporary Guaranty Program (the “Participation Fee”) of approximately $325,000 which represents 0.02% of average net assets for the fiscal year ended March 31, 2010. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.
(6)	The net expense ratio includes custodian credits of approximately $125,000, $98,000, $73,000 and $60,000 which represents 0.01% of average net assets for the fiscal years ended March 31, 2009, 2008, 2007 and 2006, respectively. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.
(7)	The net expense ratio includes the Participation Fee of approximately $383,000 which represents 0.02% of average net assets for the fiscal year ended March 31, 2009. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	13	MONEY MARKET FUND

MONEY MARKET FUNDS

FINANCIAL HIGHLIGHTS continued	FOR THE FISCAL YEARS ENDED MARCH 31,

U.S. GOVERNMENT SELECT MONEY MARKET FUND
Selected per share data	2010		2009		2008	2007	2006
Net Asset Value, Beginning of Year	$1.00		$1.00		$1.00	$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	–	(1)	0.01		0.04	0.05	0.03
Net realized and unrealized gains (losses)	–	(2)	–		–	–	–
Total from Investment Operations	–		0.01		0.04	0.05	0.03
LESS DISTRIBUTIONS PAID:
From net investment income	–	(3)	(0.01)		(0.04)	(0.05)	(0.03)
Total Distributions Paid	–		(0.01)		(0.04)	(0.05)	(0.03)
Net Asset Value, End of Year	$1.00		$1.00		$1.00	$1.00	$1.00
Total Return(4)	0.01%		0.99%		4.16%	4.66%	3.17%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$3,411,618		$5,010,970		$2,374,557	$1,017,176	$1,133,339
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.31	%(5)	0.55	%(6)	0.55%	0.55%	0.55%
Expenses, before waivers, reimbursements and credits	0.69%		0.70%		0.69%	0.69%	0.79%
Net investment income, net of waivers, reimbursements and credits	0.01%		0.73%		3.85%	4.56%	3.21%
Net investment income (loss), before waivers, reimbursements and credits	(0.37)%		0.58%		3.71%	4.42%	2.97%

(1)	Per share amount from net investment income was less than $0.01 per share.
(2)	Per share amounts from net realized and unrealized gains (losses) were less than $0.01 per share.
(3)	Per share amount from distributions paid from net investment income was less than $0.01 per share.
(4)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(5)	The net expense ratio includes the fee for participation in the U.S. Department of the Treasury’s Temporary Guaranty Program (the “Participation Fee”) of approximately $539,000 which represents 0.01% of average net assets for the fiscal year ended March 31, 2010. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.
(6)	The net expense ratio includes the Participation Fee of approximately $635,000 which represents 0.02% of average net assets for the fiscal year ended March 31, 2009. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.

See Notes to the Financial Statements.

MONEY MARKET FUNDS	14	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

CALIFORNIA MUNICIPAL MONEY MARKET FUND	MARCH 31, 2010

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.9%

California – 99.9%

ABAG Finance Authority for Nonprofit Corp. California COPS VRDB, Series 2000, Episcopal Homes Foundation (Wells Fargo Bank N.A. LOC),

0.25%, 4/8/10	$18,800	$18,800

ABAG Finance Authority for Nonprofit Corp. California Revenue VRDB, Series 2009-D, Sharp Healthcare (Citibank N.A. LOC),

0.27%, 4/8/10	3,300	3,300

ABAG Finance Authority for Nonprofit Corp. Multifamily Revenue Refunding VRDB, Series 2002A, Amber Court Apartments (FNMA Gtd.),

0.28%, 4/8/10	6,600	6,600

ABAG Finance Authority for Nonprofit Corp. Revenue VRDB, Series 2007, Oshman Family Jewish Community (Bank of America N.A. LOC),

0.28%, 4/1/10	15,050	15,050

ABAG Finance Authority for Nonprofit Corp. Revenue VRDB, Series 2008, On Lok Senior Health Services (Wells Fargo Bank N.A. LOC),

0.23%, 4/8/10	4,500	4,500

Affordable Housing Agency Multifamily Revenue VRDB, Series 2003A, Westridge Hilltop (FNMA Insured),

0.27%, 4/8/10	4,720	4,720

Alameda-Contra Costa Schools Financing Authority COPS VRDB, Series 2002J, Capital Improvement Project (KBC Bank N.V. LOC),

0.29%, 4/8/10	3,955	3,955

Series 2002K, Capital Improvement Project (KBC Bank N.V. LOC),

0.29%, 4/8/10	3,100	3,100

Anaheim Housing Authority Multifamily Revenue Refunding VRDB, Series 1992A, Heritage Village Apartments (FNMA LOC),

0.27%, 4/8/10	4,985	4,985

California Educational Facilities Authority Revenue Bonds, University of Southern California, Series 2003-45A, Soc Gen Municipal Trust Receipts (U.S. Treasuries Escrowed), (1)

0.27%, 4/8/10	5,000	5,000

California Health Facilities Financing Authority Revenue VRDB, Series 2006-C, Kaiser Permanente,

0.27%, 4/8/10	1,000	1,000

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.9% continued

California – 99.9% continued

California Health Facilities Financing Authority Revenue VRDB, Series 2009-B, Adventist Health System-West (U.S. Bank N.A. LOC),

0.27%, 4/1/10	$2,400	$2,400

California Health Facilities Financing Authority Revenue VRDB, Series 2009-L, Catholic Healthcare (Citibank N.A. LOC),

0.27%, 4/8/10	4,600	4,600

California Infrastructure and Economic Development Bank Revenue Refunding VRDB, American National Red Cross (U.S. Bank N.A. LOC),

0.25%, 4/8/10	5,000	5,000

California Infrastructure and Economic Development Bank Revenue Refunding VRDB, Series 2009-B, Pacific Gas & Electric Company (Wells Fargo Bank N.A. LOC),

0.28%, 4/1/10	100	100

Series 2009-C, Pacific Gas & Electric Company (Wells Fargo Bank N.A. LOC),

0.28%, 4/1/10	14,800	14,800

Series 2009-D, Pacific Gas & Electric Company (Wells Fargo Bank N.A. LOC),

0.24%, 4/1/10	13,150	13,150

California Infrastructure and Economic Development Bank Revenue VRDB, Asian Art Museum Foundation (JPMorgan Chase Bank LOC),

0.27%, 4/1/10	3,100	3,100

California Infrastructure and Economic Development Bank Revenue VRDB, Series 2008, Pinewood School Project (Comerica Bank LOC),

0.35%, 4/8/10	12,150	12,150

California Infrastructure and Economic Development Bank Revenue VRDB, Series 2008-A, California Academy (U.S. Bank N.A. LOC),

0.27%, 4/1/10	21,250	21,250

California Infrastructure and Economic Development Bank Revenue VRDB, Series 2008-F, California Academy (Wells Fargo Bank N.A. LOC),

0.27%, 4/1/10	3,395	3,395

California Pollution Control Financing Authority Revenue Refunding Bonds, Series 1996-C, Pacific Gas & Electric Company (JPMorgan Chase Bank LOC),

0.30%, 4/1/10	3,000	3,000

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	15	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.9% continued

California – 99.9% continued
California Pollution Control Financing Authority Revenue Refunding VRDB, Series 2008, BP West Coast Production LLC,
0.30%, 4/1/10	$19,250	$19,250
California State Department of Water Resources and Power Supply Revenue VRDB, Series 2002B-1 (Bank of New York LOC),
0.27%, 4/1/10	200	200
Series 2002B-2 (BNP Paribas LOC),
0.29%, 4/1/10	8,310	8,310
Series 2002C-7 (AGM Insured),
0.32%, 4/8/10	9,465	9,465
Series 2002C-16 (Bank of New York LOC),
0.25%, 4/8/10	14,300	14,300
Subseries G-1 (Bank of Nova Scotia LOC),
0.29%, 4/8/10	900	900
Subseries G-3 (AGM Insured),
0.32%, 4/8/10	19,850	19,850
California State Economic Recovery G.O. VRDB, Series 2004C-16 (AGM Insured),
0.30%, 4/8/10	9,075	9,075
California State G.O. VRDB, Series A, Subseries A-3 (Bank of America N.A. LOC),
0.29%, 4/8/10	25,050	25,050
California Statewide Communities Development Authority COPS, Series 1995, Covenant Retirement Communities (Bank of America N.A. LOC),
0.25%, 4/8/10	11,600	11,600
California Statewide Communities Development Authority COPS VRDB, Covenant Retirement Communities (Bank of America N.A. LOC),
0.28%, 4/8/10	3,700	3,700
California Statewide Communities Development Authority Multifamily Housing Revenue Bonds, Series 2680, Putters (JPMorgan Chase Bank LOC), (1)
0.39%, 4/8/10	15,000	15,000
California Statewide Communities Development Authority Multifamily Housing Revenue Refunding VRDB, Series 2005C, Chateau Project (FNMA Insured),
0.27%, 4/8/10	6,100	6,100
California Statewide Communities Development Authority Multifamily Housing Revenue VRDB, Series A, Pine View Apartments (Citibank N.A. LOC),
0.42%, 4/8/10	3,400	3,400

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.9% continued

California – 99.9% continued

California Statewide Communities Development Authority Revenue Refunding VRDB, Series 2008, Retirement Housing Foundation (KBC Bank N.V. LOC),

0.25%, 4/8/10	$27,260	$27,260

California Statewide Communities Development Authority Revenue Refunding VRDB, Series 2008-D, Los Angeles County Museum of Art (Wells Fargo Bank N.A. LOC),

0.27%, 4/1/10	3,800	3,800

California Statewide Communities Development Authority Revenue VRDB, Series 2001, Senior Living Facility (Banco Santander Central Hispano LOC),

0.25%, 4/8/10	2,200	2,200

California Statewide Communities Development Authority Revenue VRDB, Series 2004L, Kaiser Permanente Project,

0.27%, 4/8/10	9,300	9,300

California Statewide Communities Development Authority Revenue VRDB, Series 2006, Amern Baptist Homes West (Bank of America N.A. LOC),

0.30%, 4/8/10	8,200	8,200

California Statewide Communities Development Authority Revenue VRDB, Series 2006, Livermore Valley Arts Center Project (Bank of New York LOC),

0.25%, 4/8/10	5,000	5,000

California Statewide Communities Development Authority Revenue VRDB, Series 2008, Goodwill of Santa Cruz (Wells Fargo Bank N.A. LOC),

0.33%, 4/8/10	1,000	1,000

California Statewide Communities Development Authority Revenue VRDB, Series A (Assured Guaranty Insured),

0.25%, 4/8/10	10,000	10,000

Calleguas-Las Virgenes Public Financing Authority Revenue Refunding VRDB, Series 2008-A, Municipal Water District Project (Wells Fargo Bank N.A. LOC),

0.23%, 4/8/10	7,725	7,725

Castaic Lake Water Agency Revenue COPS, Series 2008-A, 1994 Refunding Project (Wells Fargo Bank N.A. LOC),

0.26%, 4/8/10	4,600	4,600

See Notes to the Financial Statements.

MONEY MARKET FUNDS	16	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2010

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.9% continued

California – 99.9% continued

Covina Redevelopment Agency Multifamily Revenue Refunding VRDB, Series 1994A, Shadowhills Apartments (FNMA LOC),

0.27%, 4/8/10	$8,350	$8,350

Daly City Multifamily Housing Development Finance Agency Revenue Refunding VRDB, Series 1999A, Serramonte Del Ray (FNMA Gtd.),

0.27%, 4/8/10	8,230	8,230

East Bay Municipal Utility District Wastewater System Revenue Refunding VRDB, Subseries 2008-A,

0.23%, 4/8/10	3,000	3,000

Escondido Community Development Multifamily Housing Revenue Refunding VRDB, Series 1992A, Heritage Park Apartments Project (FNMA LOC),

0.27%, 4/8/10	4,250	4,250

Fremont COPS VRDB, Series 2001, Capital Improvement Financing Project (Bank of Nova Scotia LOC),

0.29%, 4/8/10	9,100	9,100

Fresno Multifamily Housing Revenue Refunding VRDB, Series 2001A, Heron Pointe Apartments (FNMA LOC),

0.27%, 4/8/10	8,150	8,150

Golden State Tobacco Securitization Corp. Settlement Revenue Bonds, Citi ROCS RR-II-R-11442 (Assured Guaranty Insured), (1)

0.33%, 4/8/10	23,000	23,000

Grand Terrace Community Redevelopment Multifamily Revenue Bonds, Series 1985A, Mount Vernon Villas Project (FNMA LOC),

0.26%, 4/8/10	12,125	12,125

Hemet Unified School District COPS VRDB, School Facilities Project (State Street Bank and Trust LOC),

0.30%, 4/8/10	10,000	10,000

Irvine Improvement Bond Act 1915, Series A, Special Assessment, District Number 04-20 (KBC Bank N.V. LOC),

0.27%, 4/1/10	13,285	13,285

Kings County Housing Authority Multifamily Housing Revenue Refunding VRDB, Series 2001A, Edgewater Isle Apartments (FNMA LOC),

0.27%, 4/8/10	2,300	2,300

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.9% continued

California – 99.9% continued

Lemon Grove Multifamily Housing Revenue Refunding VRDB, Series 2001-A, Hillside Terrace (FNMA Insured),

0.32%, 4/8/10	$5,455	$5,455

Livermore Multifamily Housing Finance Authority Revenue Refunding VRDB, Series 1992A, Richards Manor Project (FNMA LOC),

0.28%, 4/8/10	4,770	4,770

Livermore Multifamily Housing Revenue Refunding VRDB, Series 1990, Diablo Vista Apartments (FNMA LOC),

0.28%, 4/8/10	4,200	4,200

Los Angeles Community Redevelopment Agency Multifamily Housing Revenue Refunding VRDB, Series 2002, Grand Promenade Project (FHLMC Gtd.),

0.27%, 4/8/10	9,700	9,700

Los Angeles County Metropolitan Transportation Authority Sales Tax Revenue Refunding VRDB, Series 2008-A-1, Property A First Tier,

0.27%, 4/8/10	1,690	1,690

Series 2008-A-2, Property A First Tier,

0.25%, 4/8/10	15,700	15,700

Los Angeles County Metropolitan Transportation Authority Sales Tax Revenue Refunding VRDB, Series 2009-A-1, Property C 2nd Senior,

0.27%, 4/1/10	20,000	20,000

Los Angeles County Multifamily Housing Revenue VRDB, Series 1984-A, Crescent Gardens Apartments Project (FHLMC LOC),

0.26%, 4/8/10	4,200	4,200

Los Angeles County Schools Pooled Financing Program Participation Certificates G.O. TRANS, Series 2009-A,

2.50%, 6/30/10	7,200	7,229

Los Angeles Department of Water and Power Revenue VRDB, Subseries A-3, Power System,

0.26%, 4/8/10	6,400	6,400

Subseries A-4, Power System,

0.26%, 4/8/10	11,500	11,500

Subseries A-6, Power System,

0.27%, 4/8/10	1,300	1,300

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	17	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.9% continued

California – 99.9% continued

Los Angeles Multifamily Housing Revenue VRDB, Series 1985, Masselin Manor (Bank of America N.A. LOC),

0.27%, 4/8/10	$2,500	$2,500

Los Angeles Multifamily Revenue Refunding VRDB, Series 1991 B, Mountainback I Apartments Project (FHLMC LOC),

0.29%, 4/8/10	8,140	8,140

Los Angeles Wastewater System Revenue Refunding VRDB, Subseries 2008-A (Bank of Nova Scotia LOC),

0.29%, 4/8/10	9,900	9,900

Subseries 2008-B (Bank of Nova Scotia LOC),

0.25%, 4/8/10	12,200	12,200

Subseries 2008-C (Bank of Nova Scotia LOC),

0.26%, 4/8/10	9,035	9,035

Subseries 2008-G (Bank of America N.A. LOC),

0.28%, 4/8/10	3,000	3,000

Manteca Redevelopment Agency Tax Allocation Revenue Refunding VRDB, Sub Amended Merged Project (State Street Bank and Trust LOC),

0.32%, 4/1/10	8,435	8,435

Metropolitan Water District of Southern California Waterworks Revenue Refunding VRDB, Series 2004C,

0.29%, 4/8/10	8,580	8,580

Metropolitan Water District of Southern California Waterworks Revenue VRDB, Series 2000B-2,

0.26%, 4/8/10	4,125	4,125

Series 2000B-3,

0.24%, 4/1/10	8,800	8,800

Series 2001C-2,

0.33%, 4/1/10	6,600	6,600

Series 2005B-2,

0.28%, 4/1/10	1,900	1,900

Northern California Power Agency Revenue Refunding VRDB, Series 2008-A, Hydroelectric Project 1 (Dexia Credit Local LOC),

0.29%, 4/8/10	11,500	11,500

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.9% continued

California – 99.9% continued

Ontario IDA Revenue Bonds, Series 1985 D, L.D. Brinkman & Co. (Bank of America N.A. LOC),

0.27%, 4/1/10	$5,200	$5,200

Orange County Development Revenue Refunding Bonds, Series 1997A, Larkspur Canyon Apartments (FNMA LOC),

0.28%, 4/8/10	7,435	7,435

Orange County Development Revenue Refunding VRDB, WLCO LF Issue G, Series 1998-2 (FNMA LOC),

0.27%, 4/8/10	7,800	7,800

Orange County Development Revenue Refunding VRDB, WLCO LF Issue G, Series 1998-3 (FNMA LOC),

0.27%, 4/8/10	11,800	11,800

Orange County Housing Development Authority Revenue Refunding VRDB, Series 1998I, Oasis Martinique (FNMA Gtd.),

0.28%, 4/8/10	6,560	6,560

Orange County Water District COPS, Series 2003A,

0.25%, 4/8/10	2,700	2,700

Rancho Water District Financing Authority Revenue Refunding Bonds, Series 2008-B (UBS AG LOC),

0.25%, 4/8/10	3,500	3,500

Riverside County COPS, Series 1985-B, Public Facilities Project (State Street Bank and Trust LOC),

0.27%, 4/8/10	6,750	6,750

Series 1985-C, Public Facilities Project (State Street Bank and Trust LOC),

0.27%, 4/8/10	1,800	1,800

Riverside County Community Facilities District Number 88-4 Revenue Refunding VRDB, Special Tax, Winchester Ranch (Comerica Bank LOC),

0.32%, 4/8/10	11,300	11,300

Riverside County Multifamily Housing Authority Revenue Refunding VRDB, Series C, Tyler Springs Apartments (FNMA Gtd.),

0.29%, 4/8/10	7,400	7,400

Rohnert Park Multifamily Housing Revenue Refunding Bonds, Series 1995A, Crossbrook Apartments (FNMA Gtd.),

0.28%, 4/8/10	7,900	7,900

See Notes to the Financial Statements.

MONEY MARKET FUNDS	18	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2010

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.9% continued

California – 99.9% continued

Roseville Electric System Revenue Refunding COPS VRDB, Series 2008-A (Dexia Credit Local LOC),

0.30%, 4/8/10	$10,900	$10,900

Sacramento County Multifamily Housing Authority Revenue Refunding VRDB, Series 99, River C (FNMA LOC),

0.28%, 4/8/10	6,400	6,400

Sacramento County Multifamily Housing Authority Revenue Refunding VRDB, Series 2004C-2, Seasons of Winter (FHLMC Gtd.),

0.27%, 4/8/10	7,000	7,000

Sacramento County Multifamily Housing Authority Revenue Refunding VRDB, Series A, Bent Tree Apartments (FNMA Gtd.),

0.27%, 4/8/10	6,900	6,900

Sacramento County Multifamily Housing Authority Revenue Refunding VRDB, Series D, Ashford (FNMA Insured),

0.28%, 4/8/10	6,000	6,000

Sacramento County Multifamily Housing Revenue Refunding VRDB, Series 2004B, Woodbridge Apartments (FNMA Gtd.),

0.27%, 4/8/10	7,200	7,200

Sacramento County Multifamily Housing Revenue VRDB, Series 2007-B, River Pointe Apartments (FNMA Gtd.),

0.27%, 4/8/10	5,300	5,300

Sacramento County Sanitation District Financing Authority Revenue Refunding VRDB, Series E, Sanitation District, Sub Lien (U.S. Bank N.A. LOC),

0.26%, 4/8/10	9,700	9,700

Salinas Economic Development Revenue VRDB, Series 2007A, Monterey County Public Building (Bank of New York LOC),

0.22%, 4/8/10	17,575	17,575

San Bernardino County Multifamily Housing Authority Revenue Refunding VRDB, Montclair Heritage Project (FHLB of San Francisco LOC),

0.21%, 4/8/10	1,600	1,600

San Bernardino County Multifamily Housing Authority Revenue Refunding VRDB, Series 1993-A, Alta Loma Heritage (FHLB of San Francisco LOC),

0.21%, 4/8/10	7,264	7,264

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.9% continued

California – 99.9% continued

San Bernardino County Multifamily Revenue Refunding VRDB, Series 2004A, Housing Mortgage Mountain View (FNMA LOC),

0.28%, 4/8/10	$7,110	$7,110

San Diego County Regional Transportation Commission Sales Limited Tax Revenue VRDB, Series 2008-A,

0.25%, 4/8/10	18,100	18,100

San Francisco City and County Multifamily Housing Revenue Refunding VRDB, Series 2000-A, Post Towers (FHLMC Insured),

0.26%, 4/8/10	9,200	9,200

San Jose Multifamily Housing Revenue Refunding VRDB, Series A, Kimberly Woods Apartments (FHLMC LOC),

0.27%, 4/8/10	4,250	4,250

San Leandro Multifamily Housing Revenue VRDB, Series 1989 A, Parkside Commons Apartments (FNMA Collateralized),

0.29%, 4/8/10	8,100	8,100

Santa Clara County Multifamily Housing Authority Revenue VRDB, Series A, Fountains Project (Citibank N.A. LOC),

0.32%, 4/8/10	2,600	2,600

Santa Cruz County Notes, Series 2009, TRANS,

2.00%, 7/8/10	9,000	9,030

Southern California Public Power Authority Power Project Revenue VRDB, Series 2008-A, Mead Adelanto,

0.27%, 4/1/10	1,710	1,710

State of California G.O., Series 2003 A-3 (Bank of Montreal LOC),

0.29%, 4/1/10	35,700	35,700

State of California G.O. VRDB, Series 2005, Subseries B-6 (KBC Bank N.V. LOC),

0.33%, 4/1/10	1,000	1,000

State of California G.O. VRDB, Series B-2, Kindergarten (Citibank N.A. LOC),

0.27%, 4/1/10	5,000	5,000

State of California G.O. VRDB, Series C-4 (Citibank N.A. LOC),

0.29%, 4/8/10	22,150	22,150

Tahoe Forest Hospital District Revenue VRDB, Series 2002, Pacer County Health Facility (U.S. Bank N.A. LOC),

0.32%, 4/1/10	1,620	1,620

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	19	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA MUNICIPAL MONEY MARKET FUND continued	MARCH 31, 2010

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.9% continued

California – 99.9% continued

Upland California Apartment Development Revenue Refunding VRDB, Series 1998-A, Mountain Springs (FNMA Insured),

0.27%, 4/8/10	$6,000	$6,000

Westlands Water District Revenue Refunding COPS VRDB, Series 2008-A (Dexia Credit Local LOC),

0.29%, 4/8/10	5,000	5,000
Total Municipal Investments
(Cost $970,443)		970,443

Total Investments – 99.9%
(Cost $970,443) (2)		970,443
Other Assets less Liabilities – 0.1%		584
NET ASSETS – 100.0%		$971,027

(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly sold without registration under the Securities Act of 1933.

(2)	The cost for federal income tax purposes was $970,443.

Percentages shown are based on Net Assets.

At March 31, 2010, the industry sectors (unaudited) for the California Municipal Money Market Fund were:

INDUSTRY SECTOR	% OF NET ASSETS
Administration of Environment and Housing and Real Estate	24.0%
Air, Transportation, Water Services and Solid Waste Management	15.6
Electric Services, Gas and Combined Utilities	11.5
Executive, Legislative and General Government	22.0
Health Services and Residential Care	10.3
Urban and Community Development and Social Services	8.5
All other sectors less than 5%	8.1

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the California Municipal Money Market Fund’s investments, which are carried at fair value, as of March 31, 2010:

	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Investments held by California Municipal Money Market Fund	$ —	$970,443(1)	$ —	$970,443

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

MONEY MARKET FUNDS	20	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MONEY MARKET FUND	MARCH 31, 2010

+	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CERTIFICATES OF DEPOSIT – 28.6%

Non-U.S. Depository Institutions – 28.6%

Abbey National Treasury Services, FRCD,

0.26%, 4/1/10	$75,000	$75,000

Australia & New Zealand Bank, London,

0.30%, 4/23/10	50,000	50,000

0.21%, 5/25/10	50,000	50,000

0.25%, 5/27/10	25,000	25,000

Banco Bilbao Vizcaya Argentaria,

0.32%, 4/22/10	75,000	75,000

Banco Bilbao Vizcaya Argentaria, London,

0.24%, 4/7/10	50,000	50,000

0.31%, 7/30/10	60,000	60,000

0.34%, 8/19/10	15,000	15,000

Bank of Nova Scotia, Houston,

0.29%, 6/18/10	47,000	47,000

Bank of Tokyo-Mitsubishi, New York,

0.21%, 4/6/10	50,000	50,000

Barclays Bank PLC, FRCD,

0.53%, 4/13/10	60,000	60,000

0.25%, 4/19/10	60,000	60,000

Barclays Bank PLC, New York, FRCD,

0.29%, 4/20/10	140,000	140,000

BNP Paribas S.A., London Branch,

0.32%, 4/16/10	60,000	60,000

0.27%, 5/25/10	30,000	30,000

0.30%, 7/6/10	60,000	60,000

Commonwealth Bank of Australia,

0.33%, 6/29/10	75,000	75,000

Credit Agricole CIB, London,

0.34%, 5/18/10	35,000	35,000

Credit Agricole S.A., London Branch,

0.30%, 4/22/10	23,000	23,000

0.20%, 4/26/10	35,000	35,000

Deutsche Bank, New York Branch,

0.18%, 4/26/10	70,000	70,000

DNB Norway Bank, London Branch,

0.21%, 5/10/10	15,000	15,000

HSBC Bank PLC, London,

0.30%, 4/28/10	60,000	60,000

Intesa San Paolo Spa, London,

0.18%, 4/1/10	50,000	50,000

0.18%, 4/6/10	50,000	50,000

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CERTIFICATES OF DEPOSIT – 28.6% continued

Non-U.S. Depository Institutions – 28.6% continued

National Australia Bank, London Branch,

0.31%, 5/4/10	$50,000	$50,000

0.24%, 6/18/10	70,000	70,001

0.25%, 6/30/10	20,000	20,000

Rabobank Nederland NV New York, FRCD,

0.21%, 4/7/10	50,000	50,000

0.23%, 4/9/10	40,000	40,000

0.24%, 4/19/10	40,000	40,000

Rabobank Nederland, New York Branch,

0.25%, 5/25/10	55,000	55,000

Royal Bank of Scotland CT, FRCD,

0.43%, 4/26/10	40,000	40,000

Royal Bank of Scotland, Stamford CT Branch,

0.40%, 7/15/10	45,000	45,000

Santander UK PLC, FRCD,

0.26%, 4/26/10	60,000	60,000

Societe Generale, London Branch,

0.26%, 7/6/10	95,000	95,000

Societe Generale, New York Branch,

0.27%, 4/26/10, FRCD	40,000	40,000

0.22%, 5/4/10	50,000	50,000

0.33%, 7/6/10	20,000	20,000

Toronto Dominion Bank New York, FRCD,

0.23%, 4/12/10	25,000	25,000

Westpac Banking Corp., FRCD,

0.24%, 4/1/10	40,000	40,000

Westpac Banking Corp. New York, FRCD,

0.24%, 4/1/10	140,000	140,000
Total Certificates of Deposit
(Cost $2,200,001)		2,200,001

COMMERCIAL PAPER – 16.2%

Chemicals and Allied Products – 1.3%

Pfizer, Inc.,

0.80%, 7/8/10	50,000	49,891

0.80%, 7/16/10	50,000	49,882
		99,773

Foreign Agency and Regional Governments – 0.5%

KFW,

0.20%, 6/17/10	40,000	39,983

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	21	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
COMMERCIAL PAPER – 16.2% continued

Multi-Seller Conduits – 12.9%

Atlantic Asset Securitization Corp.,

0.21%, 4/12/10	$85,000	$84,995

0.20%, 4/20/10	50,000	49,995

Bryant Park Funding LLC,

0.20%, 4/15/10	22,687	22,685

Chariot Funding LLC,

0.20%, 4/14/10	100,000	99,993

Charta Corp.,

0.20%, 5/13/10	23,000	22,995

Clipper Receivables Corp.,

0.20%, 4/14/10	30,000	29,998

Edison Asset Securitization,

0.20%, 4/15/10	50,000	49,996

Jupiter Securitization Corp.,

0.20%, 4/14/10	100,000	99,993

Kitty Hawk Funding Corp.,

0.18%, 4/8/10	70,000	69,997

0.23%, 5/5/10	28,498	28,492

LMA Americas LLC,

0.21%, 4/23/10	65,604	65,596

0.24%, 4/28/10	44,300	44,292

Ranger Funding Co. LLC,

0.19%, 4/7/10	15,000	14,999

0.20%, 4/14/10	5,393	5,393

0.23%, 5/5/10	53,000	52,988

0.20%, 5/21/10	10,007	10,004

Regency Markets, Inc.,

0.22%, 4/20/10	50,000	49,994

0.21%, 4/21/10 (1)	37,500	37,496

Sheffield Receivables Corp.,

0.20%, 4/27/10	30,000	29,996

0.20%, 5/7/10	50,000	49,990

Straight-A Funding LLC,

0.17%, 4/12/10	10,000	9,999

Tulip Funding Corp.,

0.19%, 4/15/10	56,521	56,517

Yorktown Capital LLC,

0.19%, 4/8/10	2,450	2,449
		988,852

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
COMMERCIAL PAPER – 16.2% continued

Non-U.S. Bank - Non-U.S. Government – 0.9%

Danske Corp., Sovereign Gtd.,

0.20%, 4/19/10	$35,000	$34,997

0.20%, 5/25/10	30,000	29,991
		64,988

Non-U.S. Depository Institutions – 0.6%

Lloyds Bank PLC,

0.20%, 4/15/10	18,000	17,999

0.36%, 7/6/10	30,000	29,971
		47,970
Total Commercial Paper
(Cost $1,241,566)		1,241,566

CORPORATE NOTES/BONDS – 7.7%

Bank Holding Companies – 2.6%

Citigroup, Inc., FDIC Gtd., FRN, (2)

0.17%, 5/5/10	100,000	100,000

JPMorgan Chase & Co., FDIC Gtd., FRN, (2)

0.38%, 4/1/10	100,000	100,000
		200,000

Insurance Carriers – 0.6%

Berkshire Hathaway, Inc., FRN,

0.23%, 5/10/10	45,000	45,000

Non-U.S. Depository Institutions – 0.7%

Santander US Debt S.A. Unipersonal, FRN, (1) (3)

0.30%, 4/23/10	25,000	25,003

Westpac Banking Corp., FRN, (1)

0.27%, 4/6/10	30,000	30,000
		55,003

Supranational – 2.5%

International Bank for Reconstruction and Development,

0.73%, 6/10/10	100,000	100,000

International Finance Corp.,

0.10%, 4/1/10	90,000	90,000
		190,000

U.S. Depository Institutions – 1.3%

Bank of America N.A., FDIC Gtd., FRN, (2)

0.29%, 6/14/10	100,000	100,000
Total Corporate Notes/Bonds
(Cost $590,003)		590,003

See Notes to the Financial Statements.

MONEY MARKET FUNDS	22	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2010

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
EURODOLLAR TIME DEPOSITS – 11.8%

Non-U.S. Depository Institutions – 10.5%

Banco Santander Central Hispano, Madrid,

0.25%, 4/1/10	$115,000	$115,000

0.27%, 4/8/10	115,000	115,000

Bank of Montreal, London,

0.23%, 4/1/10	100,000	100,000

0.25%, 4/7/10	50,000	50,000

BNP Paribas, Paris,

0.21%, 4/1/10	125,000	125,000

Credit Agricole CIB, Grand Cayman,

0.03%, 4/1/10	100,000	100,000

0.10%, 4/1/10	100,000	100,000

Den Norske Bank, Oslo, Norway,

0.21%, 4/1/10	100,000	100,000
		805,000

U.S. Depository Institutions – 1.3%

Citibank, Nassau,

0.12%, 4/1/10	100,000	100,000
Total Eurodollar Time Deposits
(Cost $905,000)		905,000

U.S. GOVERNMENT AGENCIES – 19.0% (4)

Federal Farm Credit Bank – 0.5%

FFCB FRN,

0.25%, 4/6/10	40,000	40,007
		40,007

Federal Home Loan Bank – 12.4%

FHLB Bonds,

0.90%, 4/7/10	40,000	40,000

0.88%, 4/15/10	50,000	50,000

0.82%, 4/28/10	25,000	25,000

0.80%, 4/30/10	30,000	30,001

0.80%, 5/17/10	30,000	29,998

0.55%, 6/10/10	35,000	34,996

0.56%, 6/25/10	35,000	35,002

0.55%, 7/20/10	50,000	49,999

0.60%, 9/17/10	35,000	35,013

0.50%, 11/10/10	5,000	5,000

FHLB Callable Bonds,

0.55%, 11/3/10	35,000	35,000

0.55%, 11/5/10	35,000	35,000

0.56%, 11/19/10	35,000	35,000

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 19.0% (4) continued

Federal Home Loan Bank – 12.4% continued

FHLB Callable Bonds, continued

0.40%, 12/28/10	$65,000	$65,000

0.45%, 12/29/10	110,000	109,997

FHLB FRN,

0.25%, 4/1/10	135,000	134,976

0.30%, 4/1/10	55,000	55,000

0.14%, 4/12/10	25,000	24,986

0.20%, 4/28/10	75,000	74,995

0.15%, 4/30/10	50,000	49,976
		954,939

Federal Home Loan Mortgage Corporation – 4.2%

FHLMC Note,

5.13%, 8/23/10	30,000	30,555

FHLMC FRN,

0.31%, 4/1/10	59,900	59,939

0.20%, 4/19/10	50,000	49,955

0.22%, 4/26/10	35,000	34,969

0.23%, 6/3/10	75,000	74,990

0.22%, 6/10/10	75,000	74,987
		325,395

Federal National Mortgage Association – 1.9%

FNMA Discount Note,

0.24%, 7/1/10	40,000	39,976

FNMA FRN,

0.14%, 4/13/10	45,000	44,992

0.20%, 5/5/10	40,000	39,993

FNMA Note,

3.25%, 8/12/10	21,238	21,457
		146,418
Total U.S. Government Agencies
(Cost $1,466,759)		1,466,759

U.S. GOVERNMENT OBLIGATIONS – 8.5%

U.S. Treasury Bills – 1.2%

0.50%, 7/1/10	27,000	26,966

0.43%, 8/26/10	25,000	24,956

0.43%, 12/16/10	40,000	39,878
		91,800

U.S. Treasury Notes – 7.3%

2.38%, 8/31/10	157,000	158,181

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	23	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT OBLIGATIONS – 8.5% continued

U.S. Treasury Notes – 7.3% continued

4.50%, 11/15/10	$40,000	$41,004

1.25%, 11/30/10	134,000	134,781

4.25%, 1/15/11	50,000	51,466

0.88%, 1/31/11	110,000	110,338

5.00%, 2/15/11	35,000	36,408

0.88%, 2/28/11	25,000	25,101
		557,279
Total U.S. Government Obligations
(Cost $649,079)		649,079

Investments, at Amortized Cost
($7,052,408)		7,052,408

REPURCHASE AGREEMENTS – 10.1%

Joint Repurchase Agreements – 0.8% (5)

Morgan Stanley & Co., Inc., dated 3/31/10, repurchase price $18,142

0.00%, 4/1/10	18,142	18,142

Societe Generale, New York Branch, dated 3/31/10, repurchase price $18,142

0.01%, 4/1/10	18,142	18,142

UBS Securities LLC, dated 3/31/10, repurchase price $27,213

0.01%, 4/1/10	27,213	27,213
		63,497
(Collateralized at a minimum of 102%) Repurchase Agreements – 9.3% (6)

Bank of America, N.A., dated 3/31/10, repurchase price $120,000

0.02%, 4/1/10	120,000	120,000

Citigroup Global Markets, Inc., dated 3/31/10, repurchase price $165,879

0.02%, 4/1/10	165,879	165,879

Goldman Sachs & Co., dated 3/31/10, repurchase price $430,000

0.01%, 4/1/10	430,000	430,000
		715,879
Total Repurchase Agreements
(Cost $779,376)		779,376

Total Investments – 101.9%
(Cost $7,831,784) (7)		7,831,784
Liabilities less Other Assets – (1.9)%		(149,744)
NET ASSETS – 100.0%		$7,682,040
(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly sold without registration under the Securities Act of 1933.

(2)	Security issued under the terms of the Temporary Liquidity Guaranty Program by the Federal Deposit Insurance Corp. (“FDIC”). Under the terms of this program, the FDIC guarantees payment of principal and interest.

(3)	Restricted security that has been deemed illiquid. At March 31, 2010, the value of this restricted illiquid security amounted to approximately $25,003,000 or 0.3% of net assets. Additional information on this restricted, illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000S)
Santander US Debt S.A. Unipersonal, FRN, 0.30%, 4/23/10	2/12/10	$25,003

(4)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency (FHFA) placed FNMA and FHLMC in conservatorship. The United States Treasury has put in place a set of financing agreements to ensure that these entities continue to meet their obligations to holders of bonds that they have issued or guaranteed.

(5)	The nature and terms of the collateral received for the joint repurchase agreements are as follows:

NAME	FAIR MARKET VALUE (000S)	COUPON RATES	MATURITY DATES
U.S. Treasury Bonds	$24,269	2.38% - 6.25%	8/15/23 - 8/15/28
U.S. Treasury Notes	$39,873	0.88% - 4.00%	1/31/11 - 5/15/19

(6)	The nature and terms of the collateral received for the repurchase agreements are as follows:

NAME	FAIR MARKET VALUE (000S)	COUPON RATES	MATURITY DATES
FHLMC	$139,356	3.47% - 6.20%	9/1/17 - 3/1/40
FNMA	$536,678	2.79% - 7.00%	11/1/12 - 6/1/48
GNMA	$61,322	3.00% - 6.50%	12/20/32 - 3/15/40

(7)	The cost for federal income tax purposes was $7,831,784.

Percentages shown are based on Net Assets.

See Notes to the Financial Statements.

MONEY MARKET FUNDS	24	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2010

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Money Market Fund’s investments, which are carried at fair value, as of March 31, 2010:

	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Investments held by Money Market Fund	$ —	$7,831,784(1)	$ —	$7,831,784

(1)	Classifications as defined in the Schedule of Investments.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	BALANCE AS OF 3/31/09 (000S)	NET REALIZED GAIN (LOSS) (000S)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) (000S)	NET PURCHASES (SALES) (000S)	NET TRANSFERS IN AND/OR OUT OF LEVEL 3 (000S)	BALANCE AS OF 3/31/10 (000S)
Corporate Notes/Bonds Structured Investment Vehicles	$32,504	$(11,771)	$32,854	$(53,587)	$ —	$ —

Total Investments	$32,504	$(11,771)	$32,854	$(53,587)	$ —	$ —

Other Financial Instruments *	$22,585	$2,237	$(22,585)	$(2,237)	$ —	$ —

*	Other financial instruments include futures, forwards and Capital Support Agreement, if applicable.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	25	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.6%

Alabama – 0.4%

Eutaw IDB PCR Refunding Bonds, Green County Project,

0.35%, 4/1/10	$6,550	$6,550

West Jefferson IDB PCR Refunding Bonds, Series 1998, Alabama Power Co. Project,

0.26%, 4/8/10	20,000	20,000
		26,550

Arizona – 1.5%

Arizona Health Facilities Authority Revenue Refunding Bonds, Series 2007, The Terraces Project (Banco Santander Central Hispano LOC),

0.27%, 4/8/10	9,600	9,600

Arizona Health Facilities Authority Revenue VRDB, Series 2008-B, Banner Health (Bank of Nova Scotia LOC),

0.26%, 4/8/10	885	885

Series 2008-C, Banner Health (Bank of Nova Scotia LOC),

0.29%, 4/8/10	9,970	9,970

Arizona State Board of Regents University System Revenue Refunding VRDB, Series 2008-B (Lloyds TSB Bank LOC),

0.26%, 4/8/10	1,500	1,500

Phoenix IDA Multifamily Housing Revenue Refunding VRDB, Series 1999, Southwest Village Apartments Project (FNMA Gtd.),

0.29%, 4/8/10	6,400	6,400

Pima County IDA Multifamily Housing Revenue Refunding VRDB, Series 2001, Eastside Place Apartments (FNMA LOC),

0.29%, 4/8/10	6,790	6,790

Salt River Project Agricultural Improvement and Power District Revenue Bonds, Citigroup Eagle Series 2006-14, (1)

0.30%, 4/8/10	8,700	8,700

Sun Devil Energy Center LLC Revenue Refunding Bonds, Series 2008, Arizona State University Project (Assured Guaranty Insured),

0.35%, 4/8/10	32,935	32,935

Tucson IDA Revenue VRDB, Series 2002A, Family Housing Resources Projects (FNMA LOC),

0.30%, 4/8/10	16,820	16,820

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.6% continued

Arizona – 1.5% continued

Yavapai County IDA Hospital Facilities Revenue Refunding VRDB, Series 2008-A, Yavapai Regional Medical Center (UBS AG LOC),

0.29%, 4/8/10	$500	$500
		94,100

California – 2.8%

ABAG Finance Authority for Nonprofit Corp. California Revenue VRDB, Series A, Elder Care Alliance (Banco Santander Central Hispano LOC),

0.25%, 4/8/10	30,940	30,940

Alameda-Contra Costa Schools Financing Authority COPS VRDB, Series 2002K, Capital Improvement Project (KBC Bank N.V. LOC),

0.29%, 4/8/10	1,800	1,800

California Infrastructure and Economic Development Bank Revenue Refunding VRDB, Series 2009-B, Pacific Gas & Electric Company (Wells Fargo Bank N.A. LOC),

0.28%, 4/1/10	2,600	2,600

California State Department of Water Resources and Power Supply Revenue VRDB, Series 2002C-7 (AGM Insured),

0.32%, 4/8/10	11,720	11,720

California State Economic Recovery G.O. VRDB, Series 2004C-16 (AGM Insured),

0.30%, 4/8/10	13,065	13,065

California State G.O. VRDB, Series C-4 (Citibank N.A. LOC),

0.29%, 4/8/10	4,700	4,700

California Statewide Communities Development Authority COPS VRDB, Covenant Retirement Communities (Bank of America N.A. LOC),

0.28%, 4/8/10	10,500	10,500

California Statewide Communities Development Authority Revenue Refunding VRDB, Series 2008, Retirement Housing Foundation (KBC Bank N.V. LOC),

0.25%, 4/8/10	3,300	3,300

California Statewide Communities Development Authority Revenue VRDB, Series 2001, Senior Living Facility (Banco Santander Central Hispano LOC),

0.25%, 4/8/10	4,400	4,400

See Notes to the Financial Statements.

MONEY MARKET FUNDS	26	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2010

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.6% continued

California – 2.8% continued

California Statewide Communities Development Authority Revenue VRDB, Series 2006, Amern Baptist Homes West (Bank of America N.A. LOC),

0.30%, 4/8/10	$5,000	$5,000

California Statewide Communities Development Authority Revenue VRDB, Series 2007A, Sweep Loan Program (Citibank N.A. LOC),

0.27%, 4/8/10	6,800	6,800

California Statewide Communities Development Authority Revenue VRDB, Series 2007-B, Front Porch Communities (Banco Santander Central Hispano LOC),

0.25%, 4/8/10	15,400	15,400

Covina Redevelopment Agency Multifamily Revenue Refunding VRDB, Series 1994A, Shadowhills Apartments (FNMA LOC),

0.27%, 4/8/10	4,375	4,375

East Bay Municipal Utility District Water System Revenue Refunding VRDB, Series 2010A-2,

0.29%, 4/8/10	25,000	25,000

Los Angeles County Multifamily Housing Revenue VRDB, Series 1984-A, Crescent Gardens Apartments Project (FHLMC LOC),

0.26%, 4/8/10	1,900	1,900

Orange County Development Revenue Refunding VRDB, WLCO LF Issue G, Series 1998-2 (FNMA LOC),

0.27%, 4/8/10	3,300	3,300

Orange County Housing Development Authority Revenue Refunding VRDB, Series 1998I, Oasis Martinique (FNMA Gtd.),

0.28%, 4/8/10	21,100	21,100

Sacramento County Multifamily Housing Revenue VRDB, Series 2007-B, River Pointe Apartments (FNMA Gtd.),

0.27%, 4/8/10	10,000	10,000

San Francisco City and County Multifamily Housing Revenue Refunding VRDB, Series 2000-A, Post Towers (FHLMC Insured),

0.26%, 4/8/10	5,400	5,400
		181,300

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.6% continued

Colorado – 2.7%

Arapahoe County Multifamily Revenue Refunding VRDB, Series 2001, Rent Housing Hunters Run (FHLMC LOC),

0.30%, 4/8/10	$9,355	$9,355

Broomfield Urban Renewal Authority Tax Increment Revenue, Series 2005, Event Center Project (BNP Paribas LOC),

0.29%, 4/8/10	10,400	10,400

Centerra Metropolitan District Number One Revenue Refunding VRDB, Series 2008 (Compass Bank LOC),

0.63%, 4/8/10	15,900	15,900

Colorado Educational and Cultural Facilities Authority Revenue Bonds, Concordia University Irvine Project (U.S. Bank N.A. LOC),

0.31%, 4/1/10	7,730	7,730

Colorado Educational and Cultural Facilities Authority Revenue Bonds, Immanuel Lutheran School Project (Bank of America N.A. LOC),

0.31%, 4/1/10	350	350

Colorado Educational and Cultural Facilities Authority Revenue Bonds, Series 2005, Bear Creek School Project (U.S. Bank N.A. LOC),

0.27%, 4/8/10	680	680

Colorado Educational and Cultural Facilities Authority Revenue Refunding Bonds, Series 2008, Nampa Christian Schools (U.S. Bank N.A. LOC),

0.24%, 4/8/10	4,685	4,685

Colorado Health Facilities Authority Revenue Bonds, Frasier Meadows Manor Project (JPMorgan Chase Bank LOC),

0.27%, 4/8/10	13,990	13,990

Colorado Health Facilities Authority Revenue Refunding VRDB, Covenant Retirement (Bank of America N.A. LOC),

0.27%, 4/8/10	11,450	11,450

Colorado Housing and Finance Authority SFM Revenue Bonds, Class 2002 1-A3,

0.30%, 4/8/10	10,000	10,000

Class 1-B2,

0.29%, 4/8/10	35,000	35,000

Colorado Springs Utilities System Revenue VRDB, Series 2007-A,

0.30%, 4/8/10	39,490	39,490

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	27	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.6% continued

Colorado – 2.7% continued

Lowry Economic Redevelopment Authority Revenue Refunding Bonds, Series 2008-A (Compass Bank LOC),

0.63%, 4/8/10	$6,500	$6,500

Steamboat Springs Redevelopment Authority Tax Increment Revenue Refunding Bonds, Series 2009, Improvement Base Area Redevelopment (U.S. Bank N.A. LOC),

0.29%, 4/8/10	8,750	8,750
		174,280

Connecticut – 0.2%

Connecticut State Health and Educational Facilities Authority Revenue VRDB, Series 2008-A, Pierce Memorial Baptist Home (Bank of America N.A. LOC),

0.24%, 4/8/10	8,410	8,410

Connecticut State Health and Educational Facilities Authority Revenue VRDB, Series 2008-E, Kent School (Bank of America N.A. LOC),

0.35%, 4/8/10	5,855	5,855
		14,265

Delaware – 0.4%

Delaware EDA Revenue VRDB, Series 2007-A,Peninsula United (PNC Bank LOC),

0.30%, 4/1/10	26,000	26,000

District of Columbia – 1.6%

District of Columbia G.O. TANS, Series 2009,

2.50%, 9/30/10	68,000	68,702

District of Columbia Revenue VRDB, Series 1999, The Washington Home, Inc. (Wachovia Bank N.A. LOC),

0.27%, 4/8/10	11,885	11,885

District of Columbia Revenue VRDB, Series 2001, Henry J. Kaiser Foundation,

0.29%, 4/8/10	10,100	10,100

District of Columbia Revenue VRDB, Series 2005, District of Columbia Preparatory Academy (Manufacturers and Traders Trust Co. LOC),

0.34%, 4/8/10	5,255	5,255

District of Columbia Water and Sewer Revenue Bonds, Citicorp Eagle Trust 8121A (AGM Insured), (1)

0.30%, 4/8/10	7,590	7,590
		103,532

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.6% continued

Florida – 9.6%

Alachua County Health Facilities Authority Continuing Care Revenue VRDB, Series 2002A, Oak Hammock University Project (Bank of Scotland PLC LOC),

0.39%, 4/1/10	$7,700	$7,700

Atlantic Beach Health Care Facilities Revenue VRDB, Series 2007, Fleet Landing Project (Wachovia Bank N.A. LOC),

0.38%, 4/8/10	12,300	12,300

Brevard County Health Facilities Authority Revenue Refunding VRDB, Series 2008, Retirement Housing Foundation (KBC Bank N.V. LOC),

0.27%, 4/8/10	6,600	6,600

Broward County Revenue VRDB, Series 2007, Maimonides Shalom Academy (Comerica Bank LOC),

0.35%, 4/8/10	9,940	9,940

Citizens Property Insurance Corp. Revenue Notes, Series 2009 A-2, Senior Secured,

4.50%, 6/1/10	70,000	70,099

Series 2010 A-2, Senior Secured,

2.00%, 4/21/11	40,000	40,296

Florida Multifamily Housing Finance Agency Revenue Bonds (FNMA Insured),

0.27%, 4/8/10	8,500	8,500

Florida Multifamily Housing Finance Corp. Revenue Refunding VRDB, Series 2001 I-A, Charleston (FHLMC Insured),

0.32%, 4/8/10	8,050	8,050

Florida Multifamily Housing Finance Corp. Revenue Refunding VRDB, Series C, Monterey Lake (FHLMC LOC),

0.31%, 4/8/10	5,815	5,815

Florida Multifamily Housing Finance Corp. Revenue Refunding VRDB, Series 2001-J-A, Island Club Apartments (FHLMC Gtd.),

0.33%, 4/8/10	1,940	1,940

Florida State Board of Education G.O., Eagle 720050054 - Class A, (1)

0.30%, 4/8/10	7,000	7,000

Halifax Hospital Medical Center Revenue Refunding VRDB, Series 2008 (Wachovia Bank N.A. LOC),

0.28%, 4/8/10	36,500	36,500

See Notes to the Financial Statements.

MONEY MARKET FUNDS	28	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2010

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.6% continued

Florida – 9.6% continued

Highlands County Health Facilities Authority Revenue Refunding VRDB, Series 2006-A, Adventist Health (AGM Insured),

0.28%, 4/8/10	$4,200	$4,200

Highlands County Health Facilities Authority Revenue Refunding VRDB, Series C, Adventist (U.S. Bank N.A. LOC),

0.25%, 4/8/10	10,860	10,860

Highlands County Health Facilities Authority Revenue VRDB, Series 2003-C, Adventist Health/Sunbelt,

0.25%, 4/8/10	18,500	18,500

Highlands County Health Facilities Authority Revenue VRDB, Series 2005-I, Adventist,

0.25%, 4/8/10	10,000	10,000

Highlands County Health Facilities Authority Revenue VRDB, Series E, Adventist Health System (Credit Agricole Corp. and Investment Bank LOC),

0.28%, 4/8/10	23,575	23,575

Jackson County PCR Refunding Bonds, Series 1997, Gulf Power Co. Project,

0.34%, 4/1/10	3,930	3,930

Jacksonville Electric System Revenue VRDB, Series Three-B-2,

0.27%, 4/8/10	12,000	12,000

Series 2009 Three-D-2-B,

0.29%, 4/8/10	27,305	27,305

Jacksonville Transportation Revenue VRDB, Series 2008-B (Wachovia Bank N.A. LOC),

0.28%, 4/8/10	57,300	57,300

Jacksonville Water and Sewer System Revenue VRDB, Subseries 2008 B-1,

0.27%, 4/8/10	9,800	9,800

Lake County Capital Improvement Revenue Bonds, Deutsche Bank Spears/Lifers Trust Various States, Goldman Sachs, Series 08-DB492 (Deutsche Bank LOC), (1)

0.32%, 4/8/10	20,215	20,215

Lee County IDA Healthcare Facilities Revenue VRDB, Series 1999B, Shell Point Village Project (Bank of America N.A. LOC),

0.27%, 4/8/10	21,310	21,310

Miami-Dade County Health Facilities Authority Revenue Bonds, Series 2006 B-2, Miami Children’s Hospital Project (Wachovia Bank N.A. LOC),

0.27%, 4/8/10	23,600	23,600

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.6% continued

Florida – 9.6% continued

North Broward Hospital District Revenue Refunding VRDB, Series 2008-A (TD Bank N.A. LOC),

0.26%, 4/8/10	$34,000	$34,000

Orlando and Orange County Expressway Authority Revenue VRDB, Series 2003-D (AGM Insured),

0.31%, 4/8/10	16,125	16,125

Orange County Finance Authority Multifamily Housing Revenue Refunding Bonds, Series 1997, Post Lake Apartments Project (FNMA Insured),

0.27%, 4/8/10	20,650	20,650

Orange County Finance Authority Multifamily Housing Revenue Refunding VRDB, Series 2001-E, Heather Glen (FNMA Insured),

0.28%, 4/8/10	10,000	10,000

Orange County Health Facilities Authority Revenue VRDB, Series 2008-E, Orlando Regional (Branch Banking and Trust Co. LOC),

0.32%, 4/8/10	4,500	4,500

Orange County School Board COPS VRDB, Series 2008-B (Assured Guaranty Insured),

0.31%, 4/8/10	60,400	60,400

Pembroke Pines Charter School Revenue VRDB, Series 2008 (Assured Guaranty Insured),

0.30%, 4/8/10	10,000	10,000
		613,010

Georgia – 2.8%

Appling County Development Authority PCR Bonds, Series 1997, Georgia Power Co. Plant Hatch Project (Georgia Power Gtd.),

0.31%, 4/1/10	16,700	16,700

Burke County Development Authority PCR VRDB, Series 2009, Georgia Power Co., Vogtle, 1st Series,

0.28%, 4/2/10	15,500	15,500

Clayton County Housing Authority Revenue Bonds, Series 1985, Rivers Edge Development (FHLMC Gtd.),

0.30%, 4/8/10	6,000	6,000

Cobb County Multifamily Housing Authority Revenue VRDB, Series 1996, Post Bridge Project (FNMA Insured),

0.30%, 4/8/10	500	500

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	29	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.6% continued

Georgia – 2.8% continued

DeKalb County Multifamily Housing Authority Revenue VRDB, Post Brook Project (FNMA Gtd.),

0.27%, 4/8/10	$4,300	$4,300

DeKalb County Multifamily Housing Authority Revenue VRDB, Series 1997, Post Walk Project (FNMA Collateralized),

0.27%, 4/8/10	14,800	14,800

Fulton County Residential Care Facilities for the Elderly Authority Revenue VRDB, Series C, Lenbrook Project, First Mortgage (Bank of Scotland PLC LOC),

0.28%, 4/8/10	11,600	11,600

Gainesville and Hall County Development Authority Revenue VRDB, Series 03-B, Senior Living Lanier Village (TD Bank N.A. LOC),

0.30%, 4/1/10	5,400	5,400

Gwinnett County Multifamily Housing Authority Revenue VRDB, Series 1996, Post Corners Project (FNMA Gtd.),

0.27%, 4/8/10	7,360	7,360

Marietta Multifamily Housing Authority Revenue Refunding Bonds, Wood Glen (FHLMC Insured),

0.17%, 4/8/10	6,000	6,000

Monroe County Development Authority PCR VRDB, Georgia Power,

0.31%, 4/1/10	10,000	10,000

Monroe County Development Authority PCR VRDB, Series 2009, Georgia Power Co. - Scherer, 1st Series,

0.28%, 4/2/10	2,800	2,800

Roswell Multifamily Housing Authority Revenue Refunding VRDB, Series 2002, Chambrel at Roswell (FNMA Gtd.),

0.30%, 4/8/10	10,000	10,000

Smyrna Multifamily Housing Authority Revenue Bonds, Series 1997, F & M Villages Project (FNMA Gtd.),

0.30%, 4/8/10	4,500	4,500

Smyrna Multifamily Housing Authority Revenue VRDB, Series 1995, Hills of Post Village Project (FNMA Gtd.),

0.30%, 4/8/10	4,400	4,400

Smyrna Multifamily Housing Authority Revenue VRDB, Series 1996, Gardens Post Village Project (FNMA Gtd.),

0.30%, 4/8/10	11,200	11,200

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.6% continued

Georgia – 2.8% continued

State of Georgia G.O. VRDB, Series 2006 H-1,

0.30%, 4/8/10	$45,266	$45,266
		176,326

Idaho – 0.3%

Idaho Health Facilities Authority Revenue VRDB, Series 2009-A, St. Luke’s Health System Project (Wells Fargo Bank N.A. LOC),

0.30%, 4/8/10	8,000	8,000

Series 2009-B, St. Luke’s Health System Project (Harris N.A. LOC),

0.29%, 4/8/10	12,000	12,000
		20,000

Illinois – 9.7%

Chicago G.O. VRDB, Series 21-B-3, Neighborhoods Alive (Bank of America N.A. LOC),

0.34%, 4/1/10	5,900	5,900

Series 21-B-4, Neighborhoods Alive (Bank of New York LOC),

0.30%, 4/1/10	7,640	7,640

Chicago O’Hare International Airport Revenue VRDB, Series D, 3rd Lien (Dexia Credit Local LOC),

0.30%, 4/8/10	25,000	25,000

Chicago Wastewater Transmission Revenue Refunding VRDB, Subseries 2008 C-1 (Harris N.A. LOC),

0.29%, 4/1/10	1,800	1,800

City of Chicago G.O. Refunding VRDB, Series 2005D, Project Refunding (AGM Insured),

0.32%, 4/8/10	63,160	63,160

City of Chicago G.O. Refunding VRDB, Series 2007-E,

0.29%, 4/1/10	31,900	31,900

Series 2007-F,

0.28%, 4/1/10	7,925	7,925

City of Chicago Revenue VRDB, Subseries 2004-3 (State Street Bank and Trust LOC),

0.29%, 4/8/10	3,205	3,205

Illinois Development Finance Authority IDR VRDB, Series 1998-A, United Methodist Homes (Harris N.A. LOC),

0.30%, 4/8/10	1,165	1,165

See Notes to the Financial Statements.

MONEY MARKET FUNDS	30	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2010

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.6% continued

Illinois – 9.7% continued

Illinois Development Finance Authority IDR VRDB, Series 1999, Gas Technology Project (Harris N.A. LOC),

0.30%, 4/8/10	$1,500	$1,500

Illinois Development Finance Authority Revenue Bonds, Series 2003, Carmel High School Project (Bank of America N.A. LOC),

0.40%, 4/8/10	6,200	6,200

Illinois Development Finance Authority Revenue VRDB, Series 1998, American Youth Hostels Project (Harris N.A. LOC),

0.30%, 4/8/10	6,875	6,875

Illinois Development Finance Authority Revenue VRDB, Series 1998, Wheaton Academy Project (Harris N.A. LOC),

0.35%, 4/8/10	9,000	9,000

Illinois Development Finance Authority Revenue VRDB, Series 2001-A, Evanston Northwestern,

0.27%, 4/8/10	10,000	10,000

Illinois Development Finance Authority Revenue VRDB, Series 2003, Jewish Council Youth Services (Harris N.A. LOC),

0.30%, 4/8/10	2,755	2,755

Illinois Development Finance Authority Revenue VRDB, Series 2003, Learn Charter School Project (Harris N.A. LOC),

0.30%, 4/8/10	2,830	2,830

Illinois Educational Facilities Authority Revenue Bonds, Series A, Illinois Institute of Technology Student Housing (Harris N.A. LOC),

0.35%, 4/8/10	19,195	19,195

Illinois Educational Facilities Authority Revenue Bonds, Series 2002, Aurora University (Harris N.A. LOC),

0.29%, 4/8/10	13,200	13,200

Illinois Finance Authority PCR Refunding VRDB, Series E, Commonwealth Edison Co. (JPMorgan Chase Bank LOC),

0.27%, 4/8/10	8,305	8,305

Illinois Finance Authority Revenue Bonds, Series A, All Saints Catholic (Harris N.A. LOC),

0.30%, 4/8/10	10,600	10,600

Illinois Finance Authority Revenue Bonds, Series B, Rest Haven Christian Service (Banco Santander Central Hispano LOC),

0.27%, 4/8/10	2,200	2,200

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.6% continued

Illinois – 9.7% continued

Illinois Finance Authority Revenue Bonds, Series 2004, Robert Morris College (JPMorgan Chase Bank LOC),

0.30%, 4/8/10	$9,615	$9,615

Illinois Finance Authority Revenue Bonds, Series 2004B, University of Chicago,

0.28%, 4/8/10	1,900	1,900

Illinois Finance Authority Revenue Bonds, Subseries B, Northwestern University,

0.32%, 3/1/11	14,900	14,900

Illinois Finance Authority Revenue Refunding VRDB, Series 2009 B-2, University of Chicago Medical (Bank of Montreal LOC),

0.29%, 4/1/10	9,885	9,885

Illinois Finance Authority Revenue VRDB, Series 2004, Community Action Partnership (Citibank N.A. LOC),

0.35%, 4/8/10	5,510	5,510

Illinois Finance Authority Revenue VRDB, Series 2005-C, Landing at Plymouth (Bank of America N.A. LOC),

0.27%, 4/8/10	13,070	13,070

Illinois Finance Authority Revenue VRDB, Series 2006 B, Loyola University Health System (Harris N.A. LOC),

0.27%, 4/8/10	54,500	54,500

Illinois Finance Authority Revenue VRDB, Series 2007-A, McKinley Foundation Project (KeyBank N.A. LOC),

0.43%, 4/8/10	21,545	21,545

Illinois Finance Authority Revenue VRDB, Series 2008-C, Northwest Community Hospital (Wells Fargo Bank N.A. LOC),

0.28%, 4/8/10	5,500	5,500

Illinois Finance Authority Revenue VRDB, Series 2009-A, Jewish Charities (Harris N.A. LOC), (1)

0.29%, 4/8/10	7,185	7,185

Illinois Finance Authority Revenue VRDB, Series 2010-B, Jewish Charities (Harris N.A. LOC),

0.29%, 4/8/10	7,275	7,275

Illinois Finance Authority Revenue VRDB, WBEZ Alliance Project (Bank of America N.A. LOC),

0.32%, 4/8/10	21,500	21,500

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	31	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.6% continued

Illinois – 9.7% continued

Illinois Multifamily Finance Authority Revenue VRDB, Series 2005 (AMT), Villagebrook Apartments Project (FHLMC LOC),

0.35%, 4/8/10	$5,300	$5,300

Illinois Multifamily Housing Development Authority Revenue VRDB, Series 2008, Alden Gardens Bloomingdale (Harris N.A. LOC),

0.29%, 4/8/10	7,570	7,570

Illinois Multifamily Housing Development Authority Revenue VRDB, Series 2008-B, Lakeshore Plaza (JPMorgan Chase Bank LOC),

0.33%, 4/8/10	13,225	13,225

Illinois State Toll Highway Authority Revenue Refunding VRDB, Series 2008A-1, Senior Priority,

0.32%, 4/8/10	30,000	30,000

Series 2008A-2, Senior Priority,

0.29%, 4/8/10	68,600	68,600

Illinois State Tollway Highway Authority Revenue VRDB, Series A-1, Senior Priority,

0.32%, 4/8/10	21,500	21,500

Kane County Revenue Bonds, Series 1993, Glenwood School for Boys (Harris N.A. LOC),

0.30%, 4/8/10	5,700	5,700

Lisle Multifamily Housing Authority Revenue Bonds, Ashley of Lisle Project (FHLMC LOC),

0.28%, 4/8/10	26,525	26,525

Quad Cities Regional EDA Revenue Bonds, Augustana College Project (Harris N.A. LOC),

0.29%, 4/8/10	14,600	14,600

University of Illinois Revenue Refunding VRDB, Series 2008, University of Illinois Chicago South Campus Development (JPMorgan Chase Bank LOC),

0.30%, 4/8/10	9,500	9,500

University of Illinois Revenue VRDB, Series 2008, Auxiliary Facilities System,

0.29%, 4/8/10	8,170	8,170
		623,430

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.6% continued

Indiana – 1.6%

Dearborn County Industrial Economic Development Revenue VRDB, Series 2006, Dearborn County Hospital Project (JPMorgan Chase Bank LOC),

0.33%, 4/8/10	$14,600	$14,600

Indiana Development Finance Authority Industrial Revenue VRDB, Series 1999, Youth Opportunity Center Project (JPMorgan Chase Bank LOC),

0.60%, 4/8/10	1,300	1,300

Indiana Development Finance Authority PCR Refunding Bonds, Southern Indiana (JPMorgan Chase Bank LOC),

0.30%, 4/8/10	11,550	11,550

Indiana Finance Authority Hospital Revenue Bonds, Series 2008, Community Foundation Northwest Indiana (Harris N.A. LOC),

0.27%, 4/8/10	6,800	6,800

Indiana Health and Educational Facilities Financing Authority Revenue Refunding VRDB, Series 2006A, Hartsfield Community Village (Harris N.A. LOC),

0.27%, 4/8/10	6,825	6,825

Indiana Health and Educational Facilities Financing Authority Revenue VRDB, Series C, Clarian Health (Branch Banking and Trust Co. LOC),

0.26%, 4/8/10	7,900	7,900

Indiana Health and Educational Facilities Financing Authority Revenue VRDB, Series 2007, Marian College Project (JPMorgan Chase Bank LOC),

0.29%, 4/8/10	5,700	5,700

Indiana Health Facility Financing Authority Revenue VRDB, Series 2000, Senior Living Greencroft Obligation Project (Bank of America N.A. LOC),

0.27%, 4/8/10	10,344	10,344

Indiana Municipal Power Agency Power Supply System Revenue Bonds, Series 2255, JPMorgan Chase Putters (Berkshire Hathaway, Inc. Insured), (1)

0.37%, 4/8/10	15,390	15,390

St. Joseph County Educational Facilities Revenue VRDB, Series 2007, University of Notre Dame Du Lac Project,

0.28%, 4/8/10	17,000	17,000

See Notes to the Financial Statements.

MONEY MARKET FUNDS	32	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2010

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.6% continued

Indiana – 1.6% continued

Terre Haute Economic Development Revenue Bonds, Series 1985, First Financial Corp. Project (U.S. Bank N.A. LOC),

0.30%, 4/8/10	$2,000	$2,000
		99,409

Iowa – 0.7%

Iowa Finance Authority Economic Development Revenue VRDB, Series 2002, Iowa West Foundation Project (U.S. Bank N.A. LOC),

0.29%, 4/8/10	955	955

Iowa Finance Authority Healthcare Facilities Revenue VRDB, Care Initiatives Project (KBC Bank N.V. LOC),

0.34%, 4/1/10	9,020	9,020

Iowa Finance Authority Private College Revenue VRDB, Series 2008, Central College Project (Wells Fargo Bank N.A. LOC),

0.32%, 4/1/10	6,600	6,600

Iowa Finance Authority Private College Revenue VRDB, Series 2008, Drake University Project (Wells Fargo Bank N.A. LOC),

0.32%, 4/1/10	1,300	1,300

Iowa Finance Authority Retirement Community Revenue VRDB, Series 2007-E, Edgewater A Wesley (Banco Santander Central Hispano LOC),

0.27%, 4/8/10	14,135	14,135

Iowa Higher Education Loan Authority Revenue Refunding VRDB, Series 2006, Private College Facilities, Loras (Bank of America N.A. LOC),

0.38%, 4/1/10	12,820	12,820
		44,830

Kansas – 0.2%

Kansas Development Finance Authority Revenue VRDB, Series 2004C, Adventist Health System/Sunbelt (JPMorgan Chase Bank LOC),

0.30%, 4/8/10	10,000	10,000

Olathe Senior Living Facility Revenue VRDB, Series C-1, Catholic Care Campus (Bank of America N.A. LOC),

0.27%, 4/8/10	1,775	1,775

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.6% continued

Kansas – 0.2% continued

University of Kansas Hospital Authority Revenue VRDB, Series 04, KU Health System (U.S. Bank N.A. LOC),

0.32%, 4/1/10	$1,950	$1,950
		13,725

Kentucky – 1.3%

Boyle County Hospital Revenue VRDB, Ephraim McDowell Health Project (Branch Banking and Trust Co. LOC),

0.27%, 4/8/10	13,900	13,900

Fort Mitchell League of Cities Revenue VRDB, Series 2002A, Trust Lease Program (U.S. Bank N.A. LOC),

0.29%, 4/8/10	9,350	9,350

Henderson County Revenue Refunding VRDB, Murray-Calloway County Public Hospital Project (Branch Banking and Trust Co. LOC),

0.34%, 4/8/10	3,155	3,155

Kentucky Economic Development Finance Authority Hospital Facilities Revenue VRDB, Series 2009-B-3, Baptist Healthcare System (Branch Banking and Trust Co. LOC),

0.25%, 4/8/10	7,655	7,655

Series 2009-B-4, Baptist Healthcare System (Branch Banking and Trust Co. LOC),

0.27%, 4/8/10	24,000	24,000

Kentucky Economic Development Finance Authority Medical Center Revenue VRDB, Series 2008-A, Ashland Hospital Corp. (Branch Banking and Trust Co. LOC),

0.29%, 4/8/10	1,900	1,900

Kentucky Economic Development Finance Authority Revenue Refunding VRDB, Series 2008, Retirement Housing Foundation (KBC Bank N.V. LOC),

0.27%, 4/8/10	4,015	4,015

Series 2008-B, Retirement Housing Foundation (KBC Bank N.V. LOC),

0.27%, 4/8/10	7,705	7,705

Morehead League of Cities Revenue VRDB, Series 2004A, Trust Lease Program (U.S. Bank N.A. LOC),

0.29%, 4/8/10	9,334	9,334
		81,014

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	33	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.6% continued

Louisiana – 1.3%

Louisiana Public Facilities Authority Revenue VRDB, Series 2008, Dynamic Fuels LLC Project (JPMorgan Chase Bank LOC),

0.31%, 4/1/10	$3,000	$3,000

Louisiana Public Facilities Authority Revenue VRDB, Series 2008-B, Commcare Corp. Project (JPMorgan Chase Bank LOC),

0.29%, 4/8/10	14,995	14,995

Louisiana State G.O. Refunding VRDB, Series 2008-A (BNP Paribas LOC),

0.30%, 4/8/10	23,100	23,100

Louisiana State Municipal Natural Gas Purchasing and District Authority Revenue Bonds, Series 1411Q, JPMorgan Putters (JPMorgan Chase Bank LOC), (1)

0.29%, 4/8/10	37,322	37,322

Louisiana State Offshore Terminal Authority Deepwater Port Revenue Refunding Bonds, Series 2003B (JPMorgan Chase Bank LOC),

0.30%, 4/8/10	5,700	5,700
		84,117

Maryland – 2.9%

Ann Arundel County Revenue VRDB, Series 2008, Key School Facilities (Manufacturers and Traders Trust Co. LOC), (1)

0.29%, 4/8/10	9,250	9,250

Baltimore County Housing Revenue Refunding Bonds, Series 1991, Spring Hill Apartments Project (KBC Bank N.V. LOC),

0.36%, 4/8/10	10,120	10,120

Baltimore County Revenue VRDB, Series 2004, Notre Dame Preparatory School (Manufacturers and Traders Trust Co. LOC),

0.34%, 4/8/10	4,760	4,760

Baltimore County Revenue VRDB, Series 2006, Maryvale Preparatory School (Manufacturers and Traders Trust Co. LOC),

0.34%, 4/8/10	3,970	3,970

Frederick County Retirement Community Revenue VRDB, Series 1997-C, Buckingham’s Choice (Branch Banking and Trust Co. LOC),

0.27%, 4/8/10	6,000	6,000

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.6% continued

Maryland – 2.9% continued

Maryland Economic Development Corp. Revenue Refunding VRDB, Series 1997, Jenkins Memorial, Inc. (Manufacturers and Traders Trust Co. LOC),

0.29%, 4/8/10	$2,860	$2,860

Maryland Economic Development Corp. Revenue VRDB, Series 2007, Opportunity Builders Facility (Manufacturers and Traders Trust Co. LOC),

0.34%, 4/8/10	5,890	5,890

Maryland Health and Higher Educational Facilities Authority Revenue Bonds, Series A, Pooled Loan Program (JPMorgan Chase Bank LOC),

0.27%, 4/8/10	32,300	32,300

Maryland Health and Higher Educational Facilities Authority Revenue Refunding VRDB, Series 2005B, Adventist Healthcare (Manufacturers and Traders Trust Co. LOC),

0.27%, 4/8/10	37,725	37,725

Maryland Health and Higher Educational Facilities Authority Revenue VRDB, Series A, Adventist Healthcare (Manufacturers and Traders Trust Co. LOC),

0.27%, 4/8/10	11,970	11,970

Series 2003B, Adventist Healthcare (Manufacturers and Traders Trust Co. LOC),

0.38%, 4/8/10	8,500	8,500

Series 2005A, Adventist Healthcare (Bank of America N.A. LOC),

0.27%, 4/8/10	4,400	4,400

Maryland Health and Higher Educational Facilities Authority Revenue VRDB, Series 2008, Frederick Memorial Hospital (Branch Banking and Trust Co. LOC),

0.31%, 4/8/10	11,860	11,860

Maryland Health and Higher Educational Facilities Authority Revenue VRDB, Series B, Pickersgill (Branch Banking and Trust Co. LOC),

0.27%, 4/8/10	3,900	3,900

Montgomery County Economic Development Revenue VRDB, Series 2004, Riderwood Village, Inc. Project (Manufacturers and Traders Trust Co. LOC),

0.27%, 4/8/10	31,910	31,910
		185,415

See Notes to the Financial Statements.

MONEY MARKET FUNDS	34	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2010

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.6% continued

Massachusetts – 3.9%

Massachusetts State Development Finance Agency Revenue Bonds, Series 2008-A, Massachusetts Credit, Wilber School Apartments (FHLB Atlanta LOC),

0.28%, 4/8/10	$6,000	$6,000

Massachusetts State Development Finance Agency Revenue Bonds, Series 2008-A, Seven Hills Foundation (TD Bank N.A. LOC),

0.29%, 4/8/10	4,000	4,000

Massachusetts State Development Finance Agency Revenue VRDB, Series 2003, Lesley University (Bank of America N.A. LOC),

0.30%, 4/8/10	4,400	4,400

Massachusetts State Development Finance Agency Revenue VRDB, Series 2003, Phillips Academy,

0.29%, 4/8/10	19,600	19,600

Massachusetts State Development Finance Agency Revenue VRDB, Series 2004-A, Briarwood Retirement (Banco Santander Central Hispano LOC),

0.26%, 4/8/10	8,125	8,125

Massachusetts State Development Finance Agency Revenue VRDB, Series 2004, Groton School,

0.29%, 4/8/10	7,500	7,500

Massachusetts State Development Finance Agency Revenue VRDB, Series 2007, Northfield Mount Hermon (JPMorgan Chase Bank LOC),

0.30%, 4/8/10	45,000	45,000

Massachusetts State Development Finance Agency Revenue VRDB, Series 2007, Seashore Port-Deaconess, Inc. (Banco Santander Central Hispano LOC),

0.26%, 4/8/10	5,000	5,000

Massachusetts State Development Finance Agency Revenue VRDB, Series 2008, Abby Kelley Foster Public School (TD Bank N.A. LOC),

0.28%, 4/8/10	4,800	4,800

Massachusetts State Development Finance Agency Revenue VRDB, Series 2008, Edgewood Retirement Community (Bank of America N.A. LOC),

0.29%, 4/8/10	16,645	16,645

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.6% continued

Massachusetts – 3.9% continued

Massachusetts State G.O. Consolidated Loans, Series 2000-B (U.S. Treasuries Escrowed),

5.75%, 6/1/10	$10,000	$10,312

Massachusetts State Health and Educational Facilities Authority Revenue VRDB, Series 2008-C, Health System (Bank of America N.A. LOC),

0.26%, 4/8/10	7,870	7,870

Massachusetts State Water Resources Authority Revenue Refunding VRDB, Series 2008-A,

0.30%, 4/8/10	61,000	61,000

Revere Multifamily Housing Authority Mortgage Revenue Refunding VRDB, Series 1991-C, Waters Edge Apartment Project (AGM Insured),

0.35%, 4/8/10	23,990	23,990

University of Massachusetts Building Authority Revenue Refunding VRDB, Series 2008-4, Senior Community Gtd.,

0.29%, 4/8/10	28,370	28,370
		252,612

Michigan – 2.0%

Ann Arbor Economic Development Corp. Limited Obligation Revenue Bonds, Series 2000A, Glacier Hills, Inc. Project (JPMorgan Chase Bank LOC),

0.27%, 4/8/10	12,925	12,925

Ann Arbor Economic Development Corp. Limited Obligation Revenue Refunding Bonds, Series B, Glacier Hills Project (JPMorgan Chase Bank LOC),

0.27%, 4/8/10	4,855	4,855

Farmington Hills Hospital Finance Authority Revenue Refunding VRDB, Series 2008-A, Botsford Obligated (U.S. Bank N.A. LOC),

0.32%, 4/1/10	9,460	9,460

Grand Rapids Economic Development Corp. Revenue Refunding Bonds, Series 1991A, Amway Hotel (Bank of America N.A. LOC),

0.65%, 4/8/10	1,100	1,100

Jackson County Economic Development Corp. Limited Obligation Revenue Refunding VRDB, Series 2001A, Vista Grande Villa (Bank of America N.A. LOC),

0.31%, 4/1/10	7,480	7,480

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	35	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.6% continued

Michigan – 2.0% continued

Kentwood Economic Development Corp. Revenue VRDB, Series 2002B, Limited Obligation, Holland Home (Bank of America N.A. LOC),

0.27%, 4/8/10	$9,620	$9,620

Michigan State Hospital Finance Authority Revenue Refunding VRDB, Series 2008-B, McLaren Health Care (JPMorgan Chase Bank LOC),

0.28%, 4/8/10	7,500	7,500

Michigan State Hospital Finance Authority Revenue VRDB, Series 2010 F-4, Ascension Health Senior Care,

0.28%, 4/8/10	18,100	18,100

Michigan State Strategic Fund Limited Obligation Revenue Bonds, Lansing Saint Vincent Home Project (Comerica Bank Insured),

0.29%, 4/8/10	3,010	3,010

Michigan State Strategic Fund Limited Obligation Revenue Refunding VRDB, Series 2008, Consumers Energy Co. (Wells Fargo Bank N.A. LOC),

0.29%, 4/8/10	9,200	9,200

Michigan State Strategic Fund Limited Obligation Revenue VRDB, Series 2003, YMCA of Metropolitan Detroit Project (JPMorgan Chase Bank LOC),

0.29%, 4/8/10	3,340	3,340

State of Michigan G.O. Notes, Series 2009-A,

2.00%, 9/30/10	41,800	42,105
		128,695

Minnesota – 2.1%

Arden Hills Housing and Healthcare Facilities Revenue Refunding Bonds, Series 1999A, Presbyterian Homes (U.S. Bank N.A. LOC),

0.32%, 4/1/10	2,770	2,770

Austin Housing and Redevelopment Authority Revenue Refunding VRDB, Series 2004A, Cedars of Austin Project (Bank of America N.A. LOC),

0.44%, 4/8/10	4,320	4,320

Burnsville Housing Revenue VRDB, Series 1999A, Provence LLC Project (Bank of America N.A. LOC),

0.30%, 4/8/10	15,650	15,650

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.6% continued

Minnesota – 2.1% continued

Fridley Senior Housing Revenue Refunding VRDB, Series 2007-A, Banfill Crossing (FNMA Insured),

0.30%, 4/8/10	$8,600	$8,600

Mankato Multifamily Housing Revenue VRDB, Series 1997, Highland Hills Project (Bank of America N.A. LOC),

0.32%, 4/1/10	2,300	2,300

Maple Grove Economic Development Revenue Bonds, Series 2004, Heritage Christian Academy (U.S. Bank N.A. LOC),

0.27%, 4/8/10	5,240	5,240

Minneapolis Health Care System Revenue VRDB, Series 2008-C, Fairview Health Services (Wells Fargo Bank N.A. LOC),

0.25%, 4/8/10	5,800	5,800

Series 2008-D, Fairview Health Services (Wells Fargo Bank N.A. LOC),

0.26%, 4/8/10	2,300	2,300

Minneapolis Revenue VRDB, Series 2000, People Serving People Project (U.S. Bank N.A. LOC),

0.32%, 4/1/10	1,915	1,915

Minnesota Agricultural and Economic Development Board Revenue VRDB, YMCA of Metro Minneapolis Project (U.S. Bank N.A. LOC),

0.28%, 4/8/10	8,000	8,000

Minnesota Rural Water Finance Authority Revenue Notes, Public Projects Construction Notes,

0.65%, 4/15/11	5,000	5,000

Minnesota State Higher Education Facilities Authority Revenue VRDB, Series 2007-6Q, Concordia University St. Paul (U.S. Bank N.A. LOC),

0.28%, 4/1/10	9,915	9,915

Robbinsdale Revenue Refunding VRDB, Series 2008 A-1, North Memorial (Wells Fargo Bank N.A. LOC),

0.30%, 4/8/10	10,000	10,000

Robbinsville Revenue Refunding VRDB, Series 2008 A-2, North Memorial (Wells Fargo Bank N.A. LOC),

0.32%, 4/1/10	4,000	4,000

St. Cloud Health Care Revenue Refunding VRDB, Series A, CentraCare Health System (Bank of Nova Scotia LOC),

0.29%, 4/8/10	6,200	6,200

See Notes to the Financial Statements.

MONEY MARKET FUNDS	36	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2010

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.6% continued

Minnesota – 2.1% continued

St. Paul Housing and Redevelopment Authority Revenue Bonds, Series A, Science Museum of Minnesota (U.S. Bank N.A. LOC),

0.33%, 4/8/10	$15,500	$15,500

State of Minnesota Revenue Bonds, Series 2007-31, Clipper Tax-Exempt Certificate Trust, (1)

0.32%, 4/8/10	25,900	25,900
		133,410

Mississippi – 1.9%

Mississippi Business Finance Corp. Gulf Opportunity Zone Revenue VRDB, Series 2007-D, Chevron USA, Inc. Project,

0.29%, 4/1/10	12,500	12,500

Series 2009-D, Chevron USA, Inc. Project (Chevron Corp. Gtd.),

0.29%, 4/1/10	37,200	37,200

Mississippi Business Finance Corp. Health Care Facilities Revenue VRDB, Rush Medical Foundation Project (U.S. Bank N.A. LOC),

0.28%, 4/8/10	14,000	14,000

Mississippi Business Finance Corp. Revenue VRDB, Edgewater Retail Partners (Compass Bank LOC),

0.37%, 4/8/10	17,000	17,000

Mississippi Business Finance Corp. Revenue VRDB, Fondren Place Development Co. (FHLB Dallas LOC),

0.27%, 4/8/10	10,825	10,825

Mississippi Development Bank Special Obligation Revenue Refunding VRDB, Series 2009, Magnolia Regional Health Project (FHLB Atlanta LOC),

0.29%, 4/8/10	15,000	15,000

Perry County PCR Refunding Bonds, Series 02, Leaf River Forest Production Project (Bank of America N.A. LOC),

0.37%, 4/8/10	13,000	13,000
		119,525

Missouri – 4.2%

Florissant IDA Revenue Refunding VRDB, Series 2008, Retirement Housing Foundation (KBC Bank N.V. LOC),

0.27%, 4/8/10	6,845	6,845

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.6% continued

Missouri – 4.2% continued

Kansas City IDA Multifamily Housing Revenue Refunding VRDB, Coach House South Apartments (FHLMC LOC),

0.30%, 4/8/10	$8,000	$8,000

Missouri Joint Municipal Electric Utility Commission Power Project Revenue Bonds, Citi ROCS RR-II-R-11265 (Berkshire Hathaway, Inc. Insured), (1)

0.30%, 4/8/10	20,520	20,520

Missouri State Development Finance Board Infrastructure Facilities Revenue VRDB, Series 2000C, St. Louis Convention Center (U.S. Bank N.A. LOC),

0.32%, 4/1/10	10,240	10,240

Missouri State Health and Educational Facilities Authority Revenue VRDB, Series 2000, Lutheran Senior Services Project (U.S. Bank N.A. LOC),

0.26%, 4/8/10	23,570	23,570

Missouri State Health and Educational Facilities Authority Revenue VRDB, Series 2004A, Lutheran Church (Bank of America N.A. LOC),

0.31%, 4/1/10	21,045	21,045

Missouri State Health and Educational Facilities Authority Revenue VRDB, Series 2004-A, Washington University,

0.28%, 4/1/10	9,785	9,785

Missouri State Health and Educational Facilities Authority Revenue VRDB, Series 2007, Lutheran Church Extension (Fifth Third Bank LOC),

0.36%, 4/1/10	30,835	30,835

Missouri State Health and Educational Facilities Authority Revenue VRDB, Series 2008, Lutheran Senior Services Project (U.S. Bank N.A. LOC),

0.27%, 4/8/10	9,000	9,000

Missouri State Health and Educational Facilities Authority Revenue VRDB, Series 2008-A, Children’s Mercy Hospital (UBS AG LOC),

0.29%, 4/8/10	7,300	7,300

Missouri State Health and Educational Facilities Authority Revenue VRDB, Series 2008-D, Sisters Mercy Health,

0.28%, 4/8/10	33,000	33,000

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	37	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.6% continued

Missouri – 4.2% continued

Missouri State Health and Educational Facilities Authority Revenue VRDB, Series 2009, Bethesda Health Group (U.S. Bank N.A. LOC),

0.32%, 4/1/10	$27,470	$27,470

Missouri State Health and Educational Facilities Authority Revenue VRDB, Series 2009, Saint Louis Priory School Project (U.S. Bank N.A. LOC),

0.30%, 4/8/10	3,160	3,160

Missouri State Health and Educational Facilities Authority Revenue VRDB, Series C-5, SSM Health,

0.28%, 4/8/10	8,600	8,600

Platte County IDA Multifamily Housing Revenue Refunding Bonds, Series 1996, Wexford Place Project (FHLMC Gtd.), (1)

0.29%, 4/8/10	7,550	7,550

St. Charles County IDA Revenue Refunding VRDB, Country Club Apartments Project (FNMA LOC),

0.29%, 4/8/10	19,000	19,000

St. Charles County IDA Revenue Refunding VRDB, Series 1993, Remington Apartments Project (FNMA Gtd.),

0.29%, 4/8/10	10,700	10,700

St. Charles County IDA Revenue Refunding VRDB, Series 1995, Casalon Apartments Project (FNMA Gtd.),

0.29%, 4/8/10	6,170	6,170

St. Louis County IDA Revenue Refunding VRDB, Series 1996-B, Friendship Village South County Project (Bank of America N.A. LOC),

0.27%, 4/8/10	4,235	4,235
		267,025

Montana – 0.1%

Forsyth PCR Refunding VRDB, Series 1988, Pacificorp Project (BNP Paribas LOC),

0.31%, 4/1/10	6,190	6,190

Nebraska – 0.4%

Omaha Public Power District Separate Electric Revenue Bonds, Eagle-720053008, Class A, Series 2005 (Berkshire Hathaway, Inc. Insured), (1)

0.30%, 4/8/10	27,760	27,760

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.6% continued

Nevada – 0.6%

Carson City Hospital Revenue VRDB, Series 2003-B, Carson Tahoe Hospital Project (U.S. Bank N.A. LOC),

0.27%, 4/8/10	$3,700	$3,700

Las Vegas Economic Development Revenue VRDB, Series A, Keep Memory Alive Project (Bank of New York LOC),

0.24%, 4/8/10	24,100	24,100

Las Vegas Valley Water District G.O., Series B, Water Improvement,

0.35%, 4/1/10	8,000	8,000

Series 2006-C, Water Improvement,

0.35%, 4/1/10	2,805	2,805
		38,605

New Hampshire – 1.2%

New Hampshire Health and Education Facilities Authority Revenue Bonds, Series H-A-1, University System,

0.29%, 4/1/10	23,500	23,500

New Hampshire Health and Education Facilities Authority Revenue VRDB, Series 2004-B, Kendal at Hanover (FHLB Boston LOC),

0.27%, 4/8/10	3,470	3,470

New Hampshire Health and Education Facilities Authority Revenue VRDB, Series 2006, Tilton School (Banco Santander Central Hispano LOC),

0.26%, 4/8/10	4,805	4,805

New Hampshire Health and Education Facilities Authority Revenue VRDB, Series 2007, Phillips Exeter Academy,

0.29%, 4/8/10	25,000	25,000

New Hampshire Health and Education Facilities Authority Revenue VRDB, Series B-1, University System,

0.29%, 4/1/10	4,370	4,370

New Hampshire Health and Education Facilities Authority Hospital Revenue VRDB, Series 02-B, Catholic Medical Center (FHLB Boston LOC),

0.29%, 4/8/10	15,800	15,800
		76,945

See Notes to the Financial Statements.

MONEY MARKET FUNDS	38	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2010

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.6% continued

New Jersey – 0.8%

New Jersey EDA Revenue Refunding VRDB, Series 2006-B, Cedar Crest Village, Inc. (Banco Santander Central Hispano LOC),

0.24%, 4/8/10	$35,360	$35,360

New Jersey EDA Revenue VRDB, Series 2007, Ranney School Project (Banco Santander Central Hispano LOC),

0.24%, 4/8/10	13,100	13,100

New Jersey Health Care Facilities Financing Authority Revenue VRDB, Series 2002, RWJ Healthcare Corp. (TD Bank N.A. LOC),

0.27%, 4/8/10	4,500	4,500
		52,960

New Mexico – 1.8%

City of Farmington PCR Bonds, Series 1994B, Arizona Public Service (Barclays Bank PLC LOC),

0.30%, 4/1/10	21,600	21,600

New Mexico Finance Authority State Transportation Revenue Refunding Bonds, Subseries 2008 B-1, Sub Lien (State Street Bank and Trust LOC),

0.27%, 4/8/10	8,800	8,800

Subseries 2008 B-2, Sub Lien (UBS AG LOC),

0.25%, 4/8/10	2,800	2,800

New Mexico Hospital Equipment Loan Council Revenue VRDB, Series 2008-B, Presbyterian Healthcare,

0.30%, 4/8/10	17,800	17,800

Series 2008-C, Presbyterian Healthcare,

0.30%, 4/8/10	20,900	20,900

New Mexico Municipal Energy Acquisition Authority Gas Supply Revenue VRDB, Series 2009,

0.29%, 4/8/10	45,000	45,000
		116,900

New York – 5.4%

Chemung County Industrial Development Agency Revenue VRDB, Series 2007-A, Elmira College Project (JPMorgan Chase Bank LOC),

0.29%, 4/8/10	8,300	8,300

Metropolitan Transportation Authority RANS, Series 2010,

2.00%, 12/31/10	25,000	25,302

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.6% continued

New York – 5.4% continued

Metropolitan Transportation Authority Revenue Bonds, Class 2009-A, Citi Eagle Tax Exempt Trust 20090048 (Berkshire Hathaway, Inc. Insured), (1)

0.30%, 4/8/10	$29,680	$29,680

Metropolitan Transportation Authority Revenue Bonds, CP Notes (RBS N.V. LOC),

0.35%, 5/6/10	35,000	35,000

Metropolitan Transportation Authority Tax Exempt Revenue Bonds, Series 2007-C, Municipal CP Notes (RBS N.V. LOC),

0.28%, 4/6/10	20,000	20,000

Series 2007-C, Municipal CP Notes (RBS N.V. LOC),

0.35%, 5/4/10	10,000	10,000

Monroe County Industrial Development Agency Revenue VRDB, Series 2008, Harley School Project (Manufacturers and Traders Trust Co. LOC),

0.34%, 4/8/10	2,000	2,000

New York City G.O., Subseries 1993 E-4 (Fortis Bank S.A. LOC),

0.32%, 4/1/10	11,100	11,100

New York City Housing Development Corp. Multifamily Rent Housing Revenue VRDB, Series A, Gold Street (FNMA Insured),

0.25%, 4/8/10	3,000	3,000

New York City Housing Development Corp. Multifamily Rent Housing Revenue VRDB, Series A, Royal Properties (FNMA Insured),

0.25%, 4/8/10	10,200	10,200

New York City Industrial Development Agency Civic Facilities Revenue VRDB, Sephardic Community Youth Center (Manufacturers and Traders Trust Co. LOC),

0.34%, 4/8/10	2,000	2,000

New York City Multifamily Housing Development Corp. Rent Housing Revenue VRDB, Series 1997A, Monterey Project (FNMA Collateralized),

0.28%, 4/8/10	7,200	7,200

New York City Municipal Water Finance Authority Water and Sewer Revenue Bonds, Series 2006-AA-3,

0.32%, 4/8/10	2,600	2,600

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	39	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.6% continued

New York – 5.4% continued

New York City Municipal Water Finance Authority Water and Sewer Revenue Bonds, Series 2008-BB-2, Second Generation, Fiscal,

0.30%, 4/8/10	$14,400	$14,400

New York Liberty Development Corp. Revenue VRDB, Series 2009-A, World Trade Center Project (United States Treasuries Escrowed),

0.50%, 1/18/11	100,000	100,000

New York State Housing Finance Agency Revenue VRDB, Series 2002A, 20 River Terrace Housing (FNMA Gtd.),

0.27%, 4/8/10	3,900	3,900

New York State Housing Finance Agency Revenue VRDB, Series 2009-A, 316 11th Ave. Housing (FNMA LOC),

0.25%, 4/8/10	3,650	3,650

New York State Urban Development Corp. Revenue Bonds, Floating Rate Receipts SG-164 (U.S. Treasuries Escrowed), (1)

0.30%, 4/8/10	19,500	19,500

New York State Urban Development Corp. Revenue VRDB, Series A3A, State Facilities,

0.32%, 4/8/10	4,000	4,000

Oneida County Industrial Development Agency Revenue VRDB, Series 2006, Preswick Glen (Banco Santander Central Hispano LOC),

0.27%, 4/8/10	6,500	6,500

Onondaga County Industrial Development Agency Civic Facilities Revenue VRDB, Series 2005, Syracuse Resh Corp. Project (Manufacturers and Traders Trust Co. LOC),

0.34%, 4/8/10	7,215	7,215

Triborough Bridge and Tunnel Authority Revenue VRDB, Series 2005-A,

0.31%, 4/8/10	4,420	4,420

Westchester County Industrial Development Agency Revenue Refunding VRDB, Series 2008, Hebrew Hospital Continuing Care (Manufacturers and Traders Trust Co. LOC),

0.34%, 4/8/10	13,690	13,690
		343,657

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.6% continued

North Carolina – 3.4%

Guilford County G.O. VRDB, Series 2005-B,

0.26%, 4/8/10	$4,600	$4,600

Series 2007-B,

0.27%, 4/8/10	5,200	5,200

Mecklenburg County COPS VRDB, Series 2006,

0.28%, 4/8/10	17,940	17,940

Mecklenburg County COPS VRDB, Series 2008-A,

0.38%, 4/8/10	37,125	37,125

North Carolina Capital Facilities Finance Agency Educational Revenue VRDB, Series 2007, Rocky Mountain Preparatory School (Branch Banking and Trust Co. LOC),

0.28%, 4/8/10	6,300	6,300

North Carolina Capital Facilities Finance Agency Educational Revenue VRDB, Series 2009, Campbell University (Branch Banking and Trust Co. LOC),

0.28%, 4/8/10	5,900	5,900

North Carolina Capital Facilities Finance Agency Recreational Revenue VRDB, Series 2007-B, YMCA of Greater Charlotte Project (Wachovia Bank N.A. LOC),

0.32%, 4/8/10	14,200	14,200

North Carolina Capital Facilities Finance Agency Revenue Bonds, Duke University, Citigroup Eagle 20060012, Class A, (1)

0.30%, 4/8/10	12,000	12,000

North Carolina Medical Care Commission Healthcare Facilities Revenue Refunding VRDB, Series 2008-A1, University Health System Eastern (Bank of America N.A. LOC),

0.29%, 4/8/10	7,600	7,600

Series 2008-B1, University Health System Eastern (Branch Banking and Trust Co. LOC),

0.27%, 4/8/10	4,900	4,900

North Carolina Medical Care Commission Healthcare Facilities Revenue Refunding VRDB, Series 2009-C, Wakemed (Wachovia Bank N.A. LOC),

0.28%, 4/8/10	16,355	16,355

North Carolina Medical Care Commission Healthcare Facilities Revenue VRDB, Series 2004-A, Novant Health Group,

0.30%, 4/8/10	25,350	25,350

See Notes to the Financial Statements.

MONEY MARKET FUNDS	40	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2010

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.6% continued

North Carolina – 3.4% continued

North Carolina Medical Care Commission Healthcare Facilities Revenue VRDB, Series 2005, Person Memorial Hospital (Branch Banking and Trust Co. LOC),

0.28%, 4/8/10	$8,450	$8,450

North Carolina Medical Care Commission Healthcare Facilities Revenue VRDB, Series C, First Mortgage, Pennybyrn Project (Bank of America N.A. LOC),

0.27%, 4/8/10	6,555	6,555

North Carolina Medical Care Commission Hospital Revenue Bonds, Aces, Pooled Equipment Financing Project (KBC Bank N.V. LOC),

0.29%, 4/8/10	8,500	8,500

Raleigh Combined Enterprise System Revenue, BB&T Municipal Trust, Floaters Series 11, (1)

0.29%, 4/8/10	10,980	10,980

University of North Carolina Revenue Bonds, Citigroup Eagle 720053014 Class 2005A, (1)

0.30%, 4/8/10	5,800	5,800

Wake County G.O. VRDB, Series 2004-A,

0.31%, 4/8/10	9,450	9,450

Winston-Salem Water and Sewer System Revenue VRDB, Series 2002C,

0.30%, 4/8/10	11,300	11,300
		218,505

Ohio – 2.6%

Akron Bath Copley Joint Township Hospital District Revenue VRDB, Series 2004-B, Summa Health System (JPMorgan Chase Bank LOC),

0.27%, 4/8/10	6,090	6,090

American Municipal Power-Ohio, Inc. Revenue VRDB, Series 2006, Combustion Turbine Project (KeyBank N.A. LOC),

0.39%, 4/8/10	9,305	9,305

Athens County Port Authority Housing Revenue Bonds, Series 2000, University Housing for Ohio, Inc. Project (Wachovia Bank N.A. LOC),

0.29%, 4/8/10	28,865	28,865

Cleveland-Cuyahoga County Port Authority Revenue VRDB, Series 2008, Euclid Avenue Housing Corp. Project (U.S. Bank N.A. LOC),

0.29%, 4/8/10	3,000	3,000

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.6% continued

Ohio – 2.6% continued

Cuyahoga County Healthcare and Independent Living Facilities Revenue VRDB, Series B, Eliza Jennings Senior Care (Banco Santander Central Hispano LOC),

0.27%, 4/8/10	$22,860	$22,860

Franklin County Hospital Revenue Refunding Bonds, Series 2008-A, Ohio Health Corp.,

0.29%, 4/8/10	16,480	16,480

Geauga County Revenue VRDB, Series 2007-A, South Franklin Circle Project (KeyBank N.A. LOC),

0.37%, 4/1/10	15,100	15,100

Lancaster Port Authority Gas Revenue VRDB, Series 2008,

0.29%, 4/8/10	29,200	29,200

Montgomery County Economic Development Revenue Bonds, The Dayton Art Institute (U.S. Bank N.A. LOC),

0.28%, 4/8/10	5,100	5,100

Ohio Multifamily Housing Finance Agency Revenue VRDB, Series 2002F, Chambrel at Montrose (FNMA LOC),

0.30%, 4/8/10	6,351	6,351

Ohio State Higher Educational Facilities Revenue VRDB, Series 2007, Ohio Dominican University Project (JPMorgan Chase Bank LOC),

0.29%, 4/8/10	13,200	13,200

Richland County Health Care Facilities Revenue Refunding Bonds, Series 2004-A, Wesleyan Senior Living (JPMorgan Chase Bank LOC),

0.27%, 4/8/10	3,770	3,770

Warren County Health Care Facilities Revenue VRDB, Series 2009, Otterbein Homes Project (U.S. Bank N.A. LOC),

0.29%, 4/8/10	4,000	4,000
		163,321

Oregon – 1.7%

Oregon Health, Housing, Educational and Cultural Facilities Authority Revenue VRDB, Series 95A, Evangelical Lutheran Good Samaritan Hospital (U.S. Bank N.A. LOC),

0.30%, 4/8/10	2,300	2,300

Oregon State Facilities Authority Revenue VRDB, Series 2005A, Quatama Crossing Housing (FNMA LOC),

0.29%, 4/8/10	29,030	29,030

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	41	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.6% continued

Oregon – 1.7% continued

Oregon State G.O. TANS, Series 2009A,

2.50%, 6/30/10	$65,000	$65,323

Yamhill County Hospital Authority Revenue Refunding VRDB, Series 2007, Friendsview Community (U.S. Bank N.A. LOC),

0.32%, 4/1/10	14,000	14,000
		110,653

Pennsylvania – 2.4%

Allegheny County Hospital Development Authority Revenue VRDB, Series C, University of Pittsburgh Medical Center (PNC Bank LOC),

0.23%, 4/8/10	7,500	7,500

Beaver County IDA PCR Refunding VRDB, Series 2008-A, Firstenergy (Bank of Nova Scotia LOC),

0.29%, 4/8/10	13,525	13,525

Berks County Municipal Authority Revenue VRDB, Series 2008-A, Phoebe-Devitt Home Project (Banco Santander Central Hispano LOC),

0.27%, 4/8/10	4,125	4,125

Berks County Reading Hospital Revenue Bonds, Series 2008 A-1, RBC Municipal Products, Inc. Trust, Floaters Series 2008 C-13 (Royal Bank of Canada LOC), (1)

0.29%, 4/8/10	10,000	10,000

Cumberland County Municipal Authority Revenue Refunding VRDB, Series 2006, Asbury Obligated Group (KBC Bank N.V. LOC),

0.27%, 4/8/10	1,990	1,990

Haverford Township School District G.O., Series 2009 (TD Bank N.A. LOC),

0.29%, 4/8/10	8,000	8,000

Horizon Hospital System Authority Health and Housing Facilities Revenue VRDB, Series 2005, St. Paul Homes Project (Manufacturers and Traders Trust Co. LOC),

0.34%, 4/8/10	7,695	7,695

Lancaster IDA Revenue VRDB, Series 2007, Mennonite Home Project (Manufacturers and Traders Trust Co. LOC),

0.34%, 4/8/10	3,000	3,000

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.6% continued

Pennsylvania – 2.4% continued

Lower Merion School District G.O. VRDB, Series 2009-A, Capital Project (State Street Bank and Trust LOC),

0.28%, 4/8/10	$13,500	$13,500

Series 2009-B, Capital Project (U.S. Bank N.A. LOC),

0.28%, 4/8/10	12,000	12,000

Pennsylvania Multifamily Housing Finance Agency Revenue VRDB, Series 2008, Special Limited Obligation, Foxwood (Bank of America N.A. LOC),

0.28%, 4/8/10	4,300	4,300

Pennsylvania Turnpike Commission Revenue Refunding VRDB, Multi-Modal, Series 2008 A-1,

0.29%, 4/8/10	7,800	7,800

Multi-Modal, Series 2008 A-3,

0.29%, 4/8/10	14,200	14,200

Philadelphia Hospitals and Higher Education Facilities Authority Hospital Revenue VRDB, Series 2008-A, Children’s Hospital of Philadelphia,

0.28%, 4/1/10	6,875	6,875

Southcentral General Authority Revenue VRDB, Series 2005, Hanover Lutheran Village Project (Manufacturers and Traders Trust Co. LOC), (1)

0.29%, 4/8/10	8,600	8,600

Southcentral General Authority Revenue VRDB, Series 2008-D, Wellspan Health Obligation Group (TD Bank N.A. LOC),

0.27%, 4/8/10	29,300	29,300

State Public School Building Authority Revenue VRDB, Series 2008, North Hills School District Project (RBS Citizens N.A. LOC),

0.40%, 4/8/10	3,540	3,540
		155,950

Rhode Island – 0.2%

Rhode Island Health and Educational Building Corp. Revenue Refunding VRDB, Series 2008, Bryant University (TD Bank N.A. LOC),

0.27%, 4/8/10	12,280	12,280

See Notes to the Financial Statements.

MONEY MARKET FUNDS	42	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2010

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.6% continued

South Carolina – 1.2%

Berkeley County Pollution Control Facilities Revenue Refunding Bonds, Series 1994, BP Amoco Chemical Co. Project,

0.30%, 4/1/10	$6,500	$6,500

Charleston Waterworks and Sewer Revenue VRDB, Series B, Capital Improvements,

0.30%, 4/8/10	27,200	27,200

City of Columbia Waterworks and Sewer System Revenue VRDB, Series 2009 (U.S. Bank N.A. LOC),

0.35%, 4/1/10	1,100	1,100

Easley Utility Revenue Refunding VRDB, Series 2007 (AGM Insured),

0.32%, 4/8/10	10,000	10,000

Piedmont Municipal Power Agency Electric Revenue VRDB, Series 2008-B (Assured Guaranty Insured),

0.35%, 4/8/10	20,900	20,900

South Carolina Jobs EDA Hospital Revenue VRDB, Series 2006-B, Oconee Memorial Hospital, Inc. (Wachovia Bank N.A. LOC),

0.29%, 4/8/10	9,000	9,000

South Carolina State Housing Finance and Development Authority Multifamily Revenue VRDB, Series 2008, Rental Housing, Brookside Apartments (FHLMC Gtd.),

0.28%, 4/8/10	5,000	5,000
		79,700

South Dakota – 0.0%

South Dakota Health and Educational Facilities Authority Revenue VRDB, Series 2008, Regional Health (U.S. Bank N.A. LOC),

0.32%, 4/1/10	965	965

Tennessee – 2.5%

Metropolitan Government Nashville and Davidson County Health and Educational Facilities Board Revenue Refunding VRDB, Series 2002, Timberlake Project, Multifamily (FNMA Insured),

0.27%, 4/8/10	1,150	1,150

Metropolitan Government Nashville and Davidson County IDB Revenue Refunding Bonds, Series 2002, Multifamily Housing, Spinnaker Cove Apartments Project (FNMA Gtd.),

0.27%, 4/8/10	12,255	12,255

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.6% continued

Tennessee – 2.5% continued

Metropolitan Government Nashville and Davidson County IDB Revenue Refunding VRDB, Series 2004, Ridgelake Apartments Project (FHLMC Gtd.),

0.30%, 4/8/10	$5,525	$5,525

Sevier County Public Building Authority Revenue VRDB, Series 2009 V-V-B-1, Local Government Public Improvement (Branch Banking and Trust Co. LOC),

0.28%, 4/8/10	3,500	3,500

Shelby County Health, Educational and Housing Facilities Board Revenue VRDB, Series 2005, Hutchison School Project (Bank of America N.A. LOC),

0.29%, 4/8/10	9,600	9,600

Shelby County Health, Educational and Housing Facilities Board Revenue VRDB, Series A-1, Gateway Projects (FNMA Gtd.),

0.30%, 4/8/10	5,575	5,575

Sullivan County Health, Educational and Housing Facilities Board Revenue Bonds, Wellmont Health Systems Project (Bank of America N.A. LOC),

0.27%, 4/8/10	56,840	56,840

Tennergy Corp. Gas Revenue Bonds, STARS Trust Receipts 1260B (BNP Paribas LOC), (1)

0.29%, 4/8/10	64,070	64,070
		158,515

Texas – 10.4%

Austin Water and Wastewater System Revenue Refunding VRDB, Series 2008 (Dexia Credit Local LOC),

0.32%, 4/8/10	15,100	15,100

Bexar County and Clear Creek Revenue Bonds, Series 2007-28, Clipper Tax-Exempt Certificate Trust (U.S. Treasuries Escrowed), (1)

0.32%, 4/8/10	29,500	29,500

Capital Area Housing Finance Corp. Revenue VRDB, Series 2009, Encino Pointe Apartments (Bank of America N.A. LOC),

0.30%, 4/8/10	15,700	15,700

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	43	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.6% continued

Texas – 10.4% continued

Crawford Educational Facilities Corp. Revenue Bonds, Series 2005, Prince of Peace Christian School (Wachovia Bank N.A. LOC),

0.27%, 4/8/10	$5,210	$5,210

Series 2008, Prince of Peace Christian School (Wachovia Bank N.A. LOC),

0.27%, 4/8/10	5,500	5,500

Dallas Water and Sewer Revenue Bonds, State Street Clipper Tax-Exempt Certificate Trust 2007-23, (1)

0.34%, 4/8/10	20,000	20,000

Harris County Health Facilities Development Corp. Revenue Refunding VRDB, Series 2008A-1, Methodist Hospital System,

0.28%, 4/1/10	4,500	4,500

HFDC of Central Texas, Inc. Retirement Facilities Revenue VRDB, Series 2006 B, Sears Caprock Corp. Project (Banco Santander Central Hispano LOC),

0.27%, 4/8/10	3,245	3,245

Houston Independent School District G.O. VRDB, Series 2004, Schoolhouse (PSF of Texas Gtd.),

0.27%, 4/8/10	41,815	41,815

Katy Independent School District G.O. VRDB, Series C, Fort Bend, Harris and Waller Counties, CSH Building (PSF of Texas Gtd.),

0.29%, 4/8/10	20,000	20,000

Lower Colorado River Authority Revenue Bonds, Series 2994, JPMorgan Chase Putters, Transmission Contract (Berkshire Hathaway, Inc. Insured), (1)

0.29%, 4/8/10	2,705	2,705

Lower Neches Valley Authority PCR Bonds, Series 1987, Chevron USA, Inc. Project (Chevron Corp. Gtd.),

0.29%, 8/16/10	6,500	6,500

Lubbock Independent School District G.O. VRDB, Series 2004-A, School Building (PSF of Texas Gtd.),

0.29%, 4/8/10	7,750	7,750

Northside Independent School District G.O. VRDB, Series 2009, School Building (PSF of Texas Gtd.),

1.20%, 6/1/10	12,000	12,000

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.6% continued

Texas – 10.4% continued

Plano Health Facilities Development Corp. Revenue Bonds, Series 2000, YMCA of Metro Dallas Project (Bank of America N.A. LOC),

0.30%, 4/8/10	$7,250	$7,250

Port Arthur Navigation District Environmental Facilities Revenue VRDB, Series A, Motiva Enterprises (Motiva Enterprises LLC Gtd.),

0.28%, 4/1/10	900	900

Series 2009-B, Motiva Enterprises (Motiva Enterprises LLC Gtd.),

0.29%, 4/1/10	14,600	14,600

Series 2009-C, Motiva Enterprises (Motiva Enterprises LLC Gtd.),

0.29%, 4/1/10	16,050	16,050

Port Arthur Navigation District Revenue Bonds, Series 1994, Texaco Inc. Project (Chevron Corp. Gtd.),

0.31%, 4/1/10	5,000	5,000

Rockwall Independent School District G.O. VRDB, Series 2006, School Building (PSF of Texas Gtd.),

0.41%, 4/8/10	16,000	16,000

San Antonio City Hotel Occupancy Revenue Refunding VRDB, Series 2008, Sub Lien (Wachovia Bank N.A. LOC),

0.27%, 4/8/10	26,450	26,450

State of Texas G.O., Citigroup Eagle 2006-126 Class A, (1)

0.30%, 4/8/10	60,990	60,990

State of Texas G.O. Refunding, Veterans Housing Assistance Fund I (State of Texas G.O. Gtd.),

0.27%, 4/8/10	5,000	5,000

State of Texas G.O. VRDB, Series 2008, Veterans Housing Assistance Fund II,

0.32%, 4/8/10	43,855	43,855

State of Texas TRANS, Series 2009,

2.50%, 8/31/10	110,000	110,932

Tarrant County Cultural Education Facilities Finance Corp. Revenue VRDB, Series 2008-A, Texas Health Resources,

0.35%, 4/8/10	6,500	6,500

Series 2008-E, Texas Health Resources,

0.27%, 4/8/10	4,500	4,500

See Notes to the Financial Statements.

MONEY MARKET FUNDS	44	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2010

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.6% continued

Texas – 10.4% continued

Tarrant County Housing Finance Corp. Revenue VRDB, Series 2003, Gateway Arlington Apartments Project (FNMA Gtd.),

0.28%, 4/8/10	$8,245	$8,245

Texas Municipal Gas Acquisition and Supply Corp. II Revenue Bonds, Series 2007-042-1993B, STARS Certificates, (1)

0.29%, 4/8/10	33,340	33,340

Texas State Transportation Commission Revenue VRDB, Series B, First Tier,

0.26%, 4/8/10	52,850	52,850

Texas State Turnpike Authority Revenue Bonds, Citi ROCS RR-II-R-12195 (Berkshire Hathaway, Inc. Insured), (1)

0.30%, 4/8/10	15,840	15,840

Texas Water Development Board Revenue Refunding VRDB, Series 2007-A, Sub Lien,

0.36%, 4/1/10	35,924	35,924

Waco Educational Finance Corp. Revenue Refunding VRDB, Series 2008-A, Baylor University,

0.27%, 4/8/10	11,100	11,100
		664,851

Utah – 0.5%

Emery County PCR Bonds, Pacificorp (Wells Fargo Bank N.A. LOC),

0.27%, 4/8/10	10,000	10,000

Intermountain Power Agency Supply Revenue Bonds, Citicorp Eagle Trust CR-331 (AGM Insured), (1)

0.31%, 4/8/10	8,510	8,510

Park City Revenue VRDB, Series 2007, Ski and Snowboard Association (Wells Fargo Bank N.A. LOC),

0.28%, 4/8/10	3,380	3,380

Utah Housing Corp. SFM Revenue Refunding VRDB, Series 2009-A, Class I,

0.29%, 4/8/10	6,600	6,600
		28,490

Virginia – 1.7%

Alexandria IDA Revenue Refunding VRDB, Series 2005, Goodwin House (Wachovia Bank N.A. LOC),

0.28%, 4/1/10	18,200	18,200

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.6% continued

Virginia – 1.7% continued

Charlottesville IDA Educational Facilities Revenue Bonds, Series 2006-A, University of Virginia Foundation Projects (Wachovia Bank N.A. LOC),

0.28%, 4/8/10	$11,975	$11,975

Fairfax County EDA Educational Facilities Revenue VRDB, Series 2003, The Madeira School (Bank of America N.A. LOC),

0.33%, 4/8/10	19,490	19,490

Fredericksburg EDA Student Housing Facilities Revenue Refunding VRDB, Series 2008, UMW Apartments Project (Bank of America N.A. LOC),

0.29%, 4/8/10	9,950	9,950

Hampton Redevelopment and Multifamily Housing Authority Revenue Refunding VRDB, Hampton Center Apartments Project (FHLMC Insured),

0.30%, 4/8/10	12,510	12,510

Hanover County EDA Revenue Refunding VRDB, Series 2008 D-2, Bon Secours Health (U.S. Bank N.A. LOC),

0.27%, 4/8/10	6,900	6,900

Harrisonburg IDA Revenue Refunding Bonds, Series B, Mennonite Retirement (Banco Santander Central Hispano LOC),

0.27%, 4/8/10	13,250	13,250

Lynchburg IDA Revenue Refunding VRDB, Series D, Centra Health (FHLB Atlanta LOC),

0.29%, 4/8/10	7,600	7,600

Series E, Centra Health (FHLB Atlanta LOC),

0.29%, 4/8/10	7,200	7,200

Prince William County COPS VRDB, Series 2006B (Wachovia Bank N.A. LOC),

0.27%, 4/8/10	1,375	1,375
		108,450

Washington – 2.7%

Bremerton County Revenue Bonds, Series 2003, Kitsap Regional Conference Center Parking (Bank of America N.A. LOC),

0.34%, 4/8/10	2,270	2,270

Everett Washington Public Facilities District Revenue VRDB, Series 2007,

0.62%, 4/1/10	1,400	1,400

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	45	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.6% continued

Washington – 2.7% continued

King County G.O., Limited Tax Sewer, Series 2010-A, Multi-Modal,

0.27%, 4/8/10	$8,165	$8,165

Series 2010-B, Multi-Modal,

0.27%, 4/8/10	15,000	15,000

Vancouver Housing Authority Revenue Refunding VRDB, Series 2008, Pooled Housing (FHLMC Gtd.),

0.28%, 4/8/10	4,500	4,500

Washington State G.O., Series 1993B Smith Barney, Soc Gen Trust SGB-13, (1)

0.30%, 4/8/10	20,600	20,600

Washington State Healthcare Facilities Authority Revenue VRDB, Series 2003, Association of Community and Migrant Health Centers (U.S. Bank N.A. LOC),

0.30%, 4/8/10	1,900	1,900

Washington State Healthcare Facilities Authority Revenue VRDB, Series 2009-A, Multicare Health System (Wells Fargo Bank N.A. LOC),

0.30%, 4/8/10	2,400	2,400

Series 2009-B, Multicare Health System (Wells Fargo Bank N.A. LOC),

0.29%, 4/8/10	6,875	6,875

Washington State Healthcare Facilities Authority Revenue VRDB, Series 2009-B, Swedish Health Services (U.S. Bank N.A. LOC),

0.26%, 4/8/10	25,000	25,000

Washington State Higher Education Facilities Authority Revenue Refunding VRDB, Series 2007, St. Martins University Project (KeyBank N.A. LOC),

0.43%, 4/8/10	8,600	8,600

Washington State Higher Education Facilities Authority Revenue VRDB, Series 2003A, Cornish College of Arts Project (Bank of America N.A. LOC),

0.33%, 4/8/10	2,100	2,100

Washington State Housing Finance Commission Nonprofit Revenue VRDB, Bertschi School Project (Bank of America N.A. LOC),

0.31%, 4/8/10	615	615

Washington State Housing Finance Commission Nonprofit Revenue VRDB, Series B, St. Thomas School Project (Bank of America N.A. LOC),

0.28%, 4/8/10	5,000	5,000

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.6% continued

Washington – 2.7% continued

Washington State Housing Finance Commission Nonprofit Revenue VRDB, Series C, Skyline at First Hill Project (Bank of America N.A. LOC),

0.27%, 4/8/10	$40,025	$40,025

Washington State Housing Finance Commission Nonprofit Revenue VRDB, Series 2000, Living Care Centers Project (Wells Fargo Bank N.A. LOC),

0.28%, 4/8/10	7,655	7,655

Washington State Housing Finance Commission Nonprofit Revenue VRDB, Series 2000, University Prep Academy Project (Bank of America N.A. LOC),

0.40%, 4/8/10	3,600	3,600

Washington State Housing Finance Commission Nonprofit Revenue VRDB, Series 2006, District Council Number 5 (Wells Fargo Bank N.A. LOC),

0.38%, 4/8/10	3,160	3,160

Washington State Revenue Bonds, Series 2007-37, Clipper Tax-Exempt Certificate Trust, (1)

0.34%, 4/8/10	14,740	14,740
		173,605

West Virginia – 0.6%

Cabell County Revenue VRDB, Series 2001, Huntington YMCA (JPMorgan Chase Bank LOC),

0.63%, 4/8/10	2,940	2,940

Monongalia County Building Commission Revenue Refunding Bonds, Series 2005B, Monongalia General Hospital Project (JPMorgan Chase Bank LOC),

0.29%, 4/8/10	12,495	12,495

West Virginia EDA PCR Refunding VRDB, Series 2008-B, Ohio Power Co., Kammer (Royal Bank of Scotland PLC LOC),

0.29%, 4/8/10	6,675	6,675

West Virginia State Hospital Finance Authority Revenue VRDB, Series 2008-A, Charleston Area Medical Center (Branch Banking and Trust Co. LOC),

0.26%, 4/8/10	18,605	18,605
		40,715

See Notes to the Financial Statements.

MONEY MARKET FUNDS	46	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2010

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.6% continued

Wisconsin – 2.4%

Milwaukee Redevelopment Authority Lease Revenue VRDB, Series 2005, University of Wisconsin, Kenilworth Project (U.S. Bank N.A. LOC),

0.29%, 4/8/10	$12,750	$12,750

State of Wisconsin Revenue Bonds, Series 2007-5, Clipper Tax-Exempt Certificate Trust, (1)

0.34%, 4/8/10	25,000	25,000

University of Wisconsin Hospitals and Clinics Authority Revenue Refunding VRDB, Series 2009-A (U.S. Bank N.A. LOC),

0.29%, 4/8/10	4,870	4,870

Wauwatosa Housing Authority Revenue Refunding Bonds, Series 1995-B, San Camillo, Inc. (U.S. Bank N.A. LOC),

0.27%, 4/8/10	3,900	3,900

Wisconsin Health and Educational Facilities Authority Revenue Bonds, Series 2003, Mequon Jewish Project (JPMorgan Chase Bank LOC),

0.40%, 4/8/10	6,060	6,060

Wisconsin Health and Educational Facilities Authority Revenue Bonds, Series 2007-B, Newcastle Place, Inc. (Bank of America N.A. LOC),

0.27%, 4/8/10	14,820	14,820

Wisconsin Health and Educational Facilities Authority Revenue VRDB, Series 2001, Lutheran College (U.S. Bank N.A. LOC),

0.32%, 4/1/10	8,000	8,000

Wisconsin Health and Educational Facilities Authority Revenue VRDB, Series 2001, Riverview Hospital Association (U.S. Bank N.A. LOC),

0.32%, 4/1/10	5,355	5,355

Wisconsin Health and Educational Facilities Authority Revenue VRDB, Series 2002A, Capital Access Pool, Vernon Memorial Hospital (KBC Bank N.V. LOC),

0.34%, 4/1/10	6,895	6,895

Wisconsin Health and Educational Facilities Authority Revenue VRDB, Series 2008-B, Meriter Hospital (U.S. Bank N.A. LOC),

0.32%, 4/1/10	3,800	3,800

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.6% continued

Wisconsin – 2.4% continued

Wisconsin Health and Educational Facilities Authority Revenue VRDB, Series 2008-A, Meriter Retirement Services, Capital Lakes, Inc. (KBC Bank N.V. LOC),

0.30%, 4/8/10	$600	$600

Series 2008-B, Meriter Retirement Services, Capital (U.S. Bank N.A. LOC),

0.30%, 4/8/10	6,490	6,490

Wisconsin Health and Educational Facilities Authority Revenue VRDB, Series 2009-A, Froedtert and Community Health (U.S. Bank N.A. LOC),

0.25%, 4/8/10	15,000	15,000

Wisconsin Health and Educational Facilities Authority Revenue VRDB, Watertown Memorial Hospital, Inc. (JPMorgan Chase Bank LOC),

0.27%, 4/8/10	15,000	15,000

Wisconsin Transportation Revenue Bonds, Series 2007-24, Clipper Tax-Exempt Certificate Trust, (1)

0.34%, 4/8/10	21,745	21,745
		150,285

Wyoming – 0.6%

Platte County PCR Bonds, Series 1984A, Tri-State Generation & Transmission (National Rural Utility Cooperative Finance Co. Gtd.),

0.48%, 4/1/10	24,400	24,400

Uinta County PCR Refunding VRDB, Series 1992, Chevron USA, Inc. Project (Chevron Corp. Gtd.),

0.29%, 4/1/10	13,550	13,550
		37,950

Multiple States Pooled Securities – 2.3%

BB&T Municipal Trust, Floaters Series 5002 (Rabobank Group LOC), (1)

0.59%, 4/8/10	57,090	57,090

BB&T Municipal Trust Revenue Bonds, Floaters Series 1007 (Branch Banking and Trust Co. LOC), (1)

0.34%, 4/8/10	9,400	9,400

Floaters Series 1017 (Branch Banking and Trust Co. LOC), (1)

0.34%, 4/8/10	33,230	33,230

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	47	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND continued	MARCH 31, 2010

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.6% continued

Multiple States Pooled Securities – 2.3% continued

BB&T Municipal Trust Revenue Bonds, continued

Floaters Series 2006 (Branch Banking and Trust Co. LOC), (1)

0.30%, 4/8/10	$20,855	$20,855

Floaters Series 5001 (Rabobank Group LOC), (1)

0.43%, 4/8/10	27,900	27,900
		148,475
Total Municipal Investments
(Cost $6,378,297)		6,378,297

Total Investments – 99.6%
(Cost $6,378,297) (2)		6,378,297
Other Assets less Liabilities – 0.4%		26,699
NET ASSETS – 100.0%		$6,404,996

(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly sold without registration under the Securities Act of 1933.

(2)	The cost for federal income tax purposes was $6,378,297.

Percentages shown are based on Net Assets.

At March 31, 2010, the industry sectors (unaudited) for the Municipal Money Market Fund were:

INDUSTRY SECTOR	% OF NET ASSETS
Air, Transportation, Water Services and Solid Waste Management	7.3%
Educational Services	11.6
Electric Services, Gas and Combined Utilities	7.2
Executive, Legislative and General Government	23.1
General Medical and Surgical Hospitals, Specialty Hospitals, Nursing and Personal Care	9.7
Health Services and Residential Care	17.2
Urban and Community Development, Housing Programs and Social Services	10.8
All other sectors less than 5%	13.1

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Municipal Money Market Fund’s investments, which are carried at fair value, as of March 31, 2010:

	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Investments held by Municipal Money Market Fund	$ —	$6,378,297(1)	$ —	$6,378,297

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

MONEY MARKET FUNDS	48	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT MONEY MARKET FUND	MARCH 31, 2010

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 67.9% (1)

Federal Farm Credit Bank – 11.6%

FFCB Bonds,

0.88%, 4/1/10	$1,000	$1,000

2.00%, 6/11/10	1,250	1,255

2.88%, 8/4/10	2,700	2,725

5.25%, 9/13/10	4,355	4,452

5.15%, 12/6/10	2,000	2,066

FFCB Discount Notes,

0.45%, 4/1/10	5,000	5,000

0.16%, 4/20/10	3,000	3,000

0.14%, 6/24/10	5,000	4,998

0.24%, 9/15/10	5,000	4,994

FFCB FRN,

0.26%, 4/1/10	5,000	4,999

0.66%, 4/1/10	5,000	5,000

0.23%, 4/2/10	7,500	7,500

0.43%, 4/3/10	15,000	14,994

0.48%, 4/4/10	2,000	2,002

0.58%, 4/4/10	2,600	2,609

0.13%, 4/7/10	5,000	5,000

0.16%, 4/9/10	5,000	5,000

0.58%, 4/9/10	7,300	7,321

0.53%, 4/15/10	18,000	18,000

0.33%, 4/18/10	5,000	5,008

0.17%, 4/19/10	5,000	4,999

0.26%, 4/20/10	9,725	9,727

0.48%, 4/20/10	22,400	22,410

0.16%, 4/22/10	5,000	5,000

0.14%, 4/24/10	4,000	4,000

0.24%, 4/25/10	10,000	10,000

0.25%, 4/27/10	5,000	4,999
		168,058

Federal Home Loan Bank – 14.9%

FHLB Bonds,

5.00%, 4/21/10	1,000	1,003

4.50%, 5/12/10	1,000	1,005

4.88%, 5/14/10	1,865	1,875

7.63%, 5/14/10	1,025	1,034

0.52%, 6/1/10	4,000	4,002

4.25%, 6/11/10	2,500	2,520

5.25%, 6/11/10	1,000	1,010

0.65%, 6/15/10	25,000	24,997

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 67.9% (1) continued

Federal Home Loan Bank – 14.9% continued

FHLB Bonds, continued

1.25%, 6/16/10	$2,000	$2,004

0.56%, 6/18/10	5,000	5,002

1.00%, 7/6/10	1,000	1,002

0.60%, 7/12/10	5,000	4,998

0.55%, 7/16/10	6,255	6,260

3.50%, 7/16/10	4,220	4,260

0.55%, 7/28/10	2,175	2,177

4.20%, 8/18/10	5,000	5,075

0.56%, 8/20/10	5,000	4,999

3.10%, 8/25/10	1,500	1,517

5.00%, 9/1/10	2,950	3,008

5.13%, 9/10/10	3,435	3,510

5.13%, 9/29/10	1,000	1,024

1.25%, 10/14/10	1,000	1,005

0.42%, 10/15/10	1,500	1,501

0.50%, 10/15/10	1,280	1,281

0.50%, 10/18/10	3,000	3,002

0.38%, 10/26/10	1,000	1,001

0.50%, 10/29/10	5,310	5,324

0.38%, 11/4/10	2,060	2,060

1.20%, 11/4/10	2,000	2,011

0.38%, 11/5/10	1,000	1,001

3.25%, 12/10/10	1,610	1,642

4.75%, 12/10/10	1,000	1,030

0.38%, 12/14/10	7,450	7,453

3.63%, 12/17/10	1,000	1,023

FHLB Discount Notes,

0.09%, 4/9/10	12,000	12,000

0.15%, 4/9/10	2,832	2,832

0.12%, 4/23/10	5,000	5,000

0.19%, 5/14/10	5,000	4,999

0.20%, 5/21/10	1,775	1,775

0.16%, 5/24/10	7,212	7,210

0.47%, 7/7/10	4,682	4,676

0.27%, 9/10/10	3,250	3,246

0.32%, 12/1/10	4,500	4,490

FHLB FRN,

0.32%, 4/1/10	5,000	5,000

0.33%, 4/1/10	5,000	5,000

0.56%, 4/1/10	10,000	10,000

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	49	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 67.9% (1) continued

Federal Home Loan Bank – 14.9% continued

FHLB FRN, continued

0.66%, 4/1/10	$5,000	$5,000

0.10%, 4/9/10	10,000	10,001

0.15%, 4/14/10	5,000	5,000

0.14%, 4/17/10	5,000	5,000

0.20%, 4/28/10	7,500	7,501

0.10%, 6/6/10	5,000	5,001
		215,347

Federal Home Loan Mortgage Corporation – 22.8%

FHLMC Discount Notes,

0.15%, 4/1/10	1,468	1,468

0.15%, 4/5/10	15,800	15,800

0.13%, 4/12/10	5,300	5,300

0.17%, 4/12/10	2,000	2,000

0.10%, 4/19/10	3,200	3,200

0.13%, 4/19/10	1,222	1,222

0.15%, 4/19/10	5,726	5,725

0.13%, 4/20/10	1,839	1,839

0.15%, 4/26/10	1,600	1,600

0.17%, 4/26/10	2,950	2,949

0.17%, 5/5/10	1,000	1,000

0.20%, 5/10/10	2,287	2,286

0.20%, 5/11/10	1,300	1,300

0.18%, 5/12/10	8,605	8,603

0.20%, 6/9/10	3,400	3,398

0.22%, 6/21/10	1,950	1,949

0.20%, 6/28/10	1,800	1,799

0.21%, 6/28/10	5,000	4,998

0.25%, 7/12/10	3,400	3,398

0.26%, 8/17/10	12,250	12,238

0.26%, 8/25/10	5,000	4,995

FHLMC FRN,

0.15%, 4/14/10	30,000	29,999

0.23%, 4/16/10	22,197	22,207

0.13%, 5/5/10	6,070	6,067

0.23%, 5/24/10	20,099	20,102

0.23%, 6/3/10	10,000	9,999

0.32%, 6/9/10	6,699	6,713

0.25%, 6/24/10	45,000	45,017

0.27%, 6/30/10	1,000	1,000

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 67.9% (1) continued

Federal Home Loan Mortgage Corporation – 22.8% continued

FHLMC Notes,

2.88%, 4/30/10	$3,150	$3,156

2.38%, 5/28/10	1,000	1,003

3.34%, 6/9/10	1,000	1,006

2.88%, 6/28/10	1,900	1,912

4.13%, 7/12/10	19,521	19,737

3.25%, 7/16/10	17,787	17,946

3.05%, 8/12/10	5,000	5,050

4.88%, 8/16/10	4,000	4,070

5.13%, 8/23/10	1,000	1,019

1.45%, 9/10/10	6,000	6,032

6.88%, 9/15/10	13,500	13,907

4.75%, 10/4/10	1,000	1,022

4.13%, 10/18/10	3,110	3,175

5.00%, 10/18/10	5,935	6,088

3.13%, 10/25/10	7,040	7,153

2.88%, 11/23/10	5,100	5,183

4.75%, 12/8/10	3,850	3,967
		329,597

Federal National Mortgage Association – 17.5%

FNMA Discount Notes,

0.15%, 4/1/10	1,000	1,000

0.24%, 4/1/10	5,000	5,000

0.13%, 4/7/10	1,570	1,570

0.16%, 4/7/10	6,000	6,000

0.15%, 4/14/10	1,800	1,800

0.18%, 4/19/10	5,000	5,000

0.20%, 4/21/10	1,304	1,304

0.15%, 4/28/10	2,672	2,672

0.14%, 5/3/10	9,067	9,066

0.20%, 5/5/10	1,401	1,401

0.15%, 5/10/10	2,500	2,500

0.20%, 5/12/10	3,210	3,209

0.18%, 5/17/10	6,449	6,448

0.17%, 5/26/10	10,250	10,247

0.17%, 6/1/10	24,750	24,742

0.20%, 6/9/10	2,700	2,699

0.20%, 6/25/10	15,000	14,993

0.23%, 7/1/10	8,177	8,172

0.20%, 7/26/10	5,000	4,997

0.25%, 8/16/10	9,600	9,591

See Notes to the Financial Statements.

MONEY MARKET FUNDS	50	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2010

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 67.9% (1) continued

Federal National Mortgage Association – 17.5% continued

FNMA Discount Notes, continued

0.30%, 9/20/10	$2,648	$2,644

0.33%, 10/1/10	8,098	8,084

0.34%, 10/1/10	5,000	4,992

0.35%, 10/1/10	2,600	2,595

0.27%, 10/12/10	5,000	4,993

0.35%, 10/25/10	2,050	2,046

FNMA FRN,

0.14%, 4/13/10	8,600	8,600

0.20%, 5/5/10	27,613	27,620

FNMA Notes,

2.50%, 4/9/10	10,615	10,621

4.13%, 5/15/10	11,985	12,042

2.38%, 5/20/10	2,999	3,007

3.75%, 5/27/10	1,000	1,005

4.50%, 6/1/10	1,000	1,007

7.13%, 6/15/10	1,910	1,937

4.38%, 6/21/10	2,500	2,523

3.00%, 7/12/10	12,940	13,039

4.25%, 8/15/10	8,539	8,664

4.38%, 9/13/10	1,514	1,542

1.50%, 9/16/10	2,515	2,529

2.88%, 10/12/10	6,300	6,385

4.75%, 12/15/10	5,024	5,179
		253,465

Tennessee Valley Authority – 1.1%

Tennessee Valley Authority Bond,

5.63%, 1/18/11	4,475	4,663

Tennessee Valley Authority Discount Note,

0.15%, 4/8/10	11,000	11,000
		15,663
Total U.S. Government Agencies
(Cost $982,130)		982,130

U.S. GOVERNMENT OBLIGATIONS – 10.0%

U.S. Treasury Bills – 2.4%

0.50%, 4/8/10	10,000	9,999

0.11%, 4/22/10	5,000	5,000

0.13%, 5/13/10	10,000	9,998

0.34%, 1/13/11	10,000	9,973
		34,970

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT OBLIGATIONS – 10.0% continued

U.S. Treasury Notes – 7.6%

4.00%, 4/15/10	$5,000	$5,008

2.13%, 4/30/10	10,000	10,015

3.88%, 5/15/10	9,000	9,041

4.50%, 5/15/10	15,000	15,080

3.63%, 6/15/10	40,000	40,259

2.88%, 6/30/10	5,000	5,032

2.75%, 7/31/10	5,000	5,042

2.38%, 8/31/10	5,000	5,044

2.00%, 9/30/10	5,000	5,040

1.50%, 10/31/10	5,000	5,035

0.88%, 2/28/11	5,000	5,023
		109,619
Total U.S. Government Obligations
(Cost $144,589)		144,589

Investments, at Amortized Cost
($1,126,719)		1,126,719

REPURCHASE AGREEMENTS – 23.3%
Joint Repurchase Agreements – 3.7% (2)

Morgan Stanley & Co., Inc., dated 3/31/10, repurchase price $15,341

0.00%, 4/1/10	15,340	15,340

Societe Generale, New York Branch, dated 3/31/10, repurchase price $15,341

0.01%, 4/1/10	15,341	15,341

UBS Securities LLC, dated 3/31/10, repurchase price $23,011

0.01%, 4/1/10	23,011	23,011
		53,692
(Collateralized at a minimum of 102%) Repurchase Agreements – 19.6% (3)

Bank of America Securities LLC, dated 3/31/10, repurchase price $30,000

0.01%, 4/1/10	30,000	30,000

Citigroup Global Markets, Inc., dated 3/31/10, repurchase price $123,093

0.02%, 4/1/10	123,093	123,093

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	51	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT MONEY MARKET FUND continued	MARCH 31, 2010

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
REPURCHASE AGREEMENTS – 23.3% continued
(Collateralized at a minimum of 102%) Repurchase Agreements – 19.6% (3) continued

Goldman Sachs & Co., dated 3/31/10, repurchase price $130,000

0.01%, 4/1/10	$130,000	$130,000
		283,093
Total Repurchase Agreements
(Cost $336,785)		336,785

Total Investments – 101.2%
(Cost $1,463,504) (4)		1,463,504
Liabilities less Other Assets – (1.2)%		(17,965)
NET ASSETS – 100.0%		$1,445,539

(1)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency (FHFA) placed FNMA and FHLMC in conservatorship. The United States Treasury has put in place a set of financing agreements to ensure that these entities continue to meet their obligations to holders of bonds that they have issued or guaranteed.

(2)	The nature and terms of the collateral received for the joint repurchase agreements are as follows:

NAME	FAIR MARKET VALUE (000S)	COUPON RATES	MATURITY DATES
U.S. Treasury Bonds	$20,521	2.38% - 6.25%	8/15/23 - 8/15/28
U.S. Treasury Notes	$33,716	0.88% - 4.00%	1/31/11 - 5/15/19

(3)	The nature and terms of the collateral received for the repurchase agreements are as follows:

NAME	FAIR MARKET VALUE (000S)	COUPON RATES	MATURITY DATES
FHLMC	$69,712	2.63% - 7.00%	5/1/13 - 8/1/48
FNMA	$177,449	2.59% - 7.50%	7/1/10 - 5/1/49
GNMA	$13,525	5.00% - 6.50%	2/20/38 - 11/15/39
U.S. Treasury Note	$30,600	3.75%	11/15/18

(4)	The cost for federal income tax purposes was $1,463,504.

Percentages shown are based on Net Assets.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the U.S. Government Money Market Fund’s investments, which are carried at fair value, as of March 31, 2010:

	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Investments held by U.S. Government Money Market Fund	$ —	$1,463,504(1)	$ —	$1,463,504

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

MONEY MARKET FUNDS	52	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT SELECT MONEY MARKET FUND	MARCH 31, 2010

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 79.3% (1)

Federal Farm Credit Bank – 26.8%

FFCB Bonds,

2.38%, 4/7/10	$20,000	$20,007

3.75%, 4/9/10	3,770	3,773

2.75%, 5/4/10	5,725	5,738

4.75%, 5/7/10	3,471	3,487

2.25%, 7/1/10	1,350	1,357

4.50%, 7/7/10	1,245	1,259

3.30%, 7/21/10	2,000	2,018

2.88%, 8/4/10	5,000	5,046

5.25%, 9/13/10	6,000	6,134

0.41%, 10/26/10	9,300	9,304

3.75%, 12/6/10	9,300	9,509

5.15%, 12/6/10	5,000	5,165

0.45%, 1/4/11	5,233	5,236

1.60%, 1/12/11	12,000	12,117

FFCB Discount Notes,

0.09%, 4/1/10	5,000	5,000

0.45%, 4/1/10	10,000	10,000

0.11%, 4/8/10	5,000	5,000

0.12%, 4/12/10	10,000	10,000

0.10%, 4/19/10	25,000	24,999

0.16%, 4/20/10	7,000	6,999

0.12%, 4/29/10	5,000	5,000

0.16%, 5/6/10	5,000	4,999

0.18%, 5/12/10	5,000	4,999

0.18%, 5/13/10	5,000	4,999

0.18%, 5/14/10	5,000	4,999

0.18%, 5/17/10	5,000	4,999

0.18%, 5/18/10	5,000	4,999

0.18%, 5/19/10	5,000	4,999

0.12%, 5/24/10	21,000	20,996

0.14%, 5/24/10	10,000	9,998

0.14%, 6/8/10	5,000	4,999

0.17%, 7/6/10	5,000	4,998

0.18%, 7/15/10	22,000	21,988

0.17%, 7/19/10	5,000	4,997

0.17%, 7/22/10	5,000	4,997

0.17%, 7/29/10	5,000	4,997

0.18%, 8/9/10	10,000	9,994

0.20%, 8/20/10	5,000	4,996

0.23%, 8/24/10	5,000	4,995

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 79.3% (1) continued

Federal Farm Credit Bank – 26.8% continued

FFCB Discount Notes, continued

0.23%, 8/30/10	$5,000	$4,995

0.23%, 8/31/10	5,000	4,995

0.21%, 9/3/10	5,000	4,995

0.24%, 9/15/10	10,000	9,989

0.25%, 9/20/10	5,000	4,994

0.23%, 9/27/10	15,000	14,983

0.35%, 11/12/10	5,000	4,989

0.29%, 11/23/10	10,000	9,981

0.35%, 12/21/10	13,000	12,967

FFCB FRN,

0.16%, 4/1/10	25,000	25,000

0.26%, 4/1/10	20,000	19,996

0.66%, 4/1/10	10,000	10,000

0.71%, 4/1/10	25,000	25,000

0.23%, 4/2/10	22,000	22,002

0.20%, 4/3/10	13,000	13,000

0.43%, 4/3/10	15,000	14,994

0.21%, 4/4/10	15,000	15,001

0.48%, 4/4/10	18,800	18,813

0.58%, 4/4/10	9,000	9,030

0.23%, 4/6/10	15,000	15,002

0.13%, 4/7/10	10,000	10,000

0.16%, 4/9/10	20,000	20,000

0.58%, 4/9/10	2,200	2,207

0.42%, 4/10/10	25,000	25,000

0.17%, 4/14/10	20,000	19,998

0.53%, 4/15/10	50,000	50,000

0.13%, 4/17/10	6,000	6,001

0.14%, 4/18/10	20,000	20,001

0.17%, 4/19/10	15,000	14,998

0.26%, 4/20/10	20,000	19,998

0.48%, 4/20/10	50,000	50,000

0.15%, 4/22/10	25,000	25,000

0.14%, 4/24/10	30,000	29,999

0.74%, 4/24/10	4,000	4,018

0.24%, 4/25/10	20,000	20,000

0.25%, 4/27/10	15,000	14,999

0.59%, 4/27/10	4,500	4,515

0.17%, 4/30/10	5,000	5,000

0.18%, 4/30/10	10,000	10,000

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	53	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT SELECT MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 79.3% (1) continued

Federal Farm Credit Bank – 26.8% continued

FFCB FRN, continued

0.29%, 4/30/10	$10,000	$10,010
		912,566

Federal Home Loan Bank – 49.7%

FHLB Bonds,

0.95%, 4/1/10	6,475	6,475

0.90%, 4/7/10	5,000	5,001

0.88%, 4/15/10	4,720	4,721

0.88%, 4/21/10	9,000	9,004

4.88%, 5/14/10	5,730	5,762

7.63%, 5/14/10	13,665	13,786

3.00%, 6/11/10	12,825	12,895

4.25%, 6/11/10	14,605	14,720

0.65%, 6/15/10	70,000	69,992

0.56%, 6/18/10	68,990	69,019

2.75%, 6/18/10	4,150	4,172

0.50%, 7/1/10	5,000	5,004

0.57%, 7/6/10	49,000	49,036

1.00%, 7/6/10	5,000	5,011

4.54%, 7/6/10	2,350	2,377

0.60%, 7/12/10	10,000	9,997

0.55%, 7/16/10	20,000	20,018

3.50%, 7/16/10	47,865	48,315

0.55%, 7/28/10	1,500	1,502

3.38%, 8/13/10	14,920	15,087

0.56%, 8/20/10	25,000	24,996

3.00%, 9/10/10	3,700	3,745

3.38%, 9/10/10	2,000	2,028

5.13%, 9/10/10	13,855	14,157

1.50%, 9/13/10	5,000	5,029

4.38%, 9/17/10	7,790	7,939

0.75%, 9/30/10	2,500	2,506

1.45%, 9/30/10	3,000	3,016

1.25%, 10/14/10	4,425	4,447

0.42%, 10/15/10	9,000	9,006

0.50%, 10/15/10	1,370	1,371

0.50%, 10/18/10	5,000	5,004

1.25%, 10/20/10	2,000	2,011

4.38%, 10/22/10	1,795	1,836

0.48%, 10/25/10	10,000	10,013

1.13%, 10/27/10	1,065	1,070

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 79.3% (1) continued

Federal Home Loan Bank – 49.7% continued

FHLB Bonds, continued

0.45%, 10/28/10	$7,500	$7,508

0.50%, 10/29/10	20,000	20,054

0.38%, 11/4/10	10,000	10,002

0.38%, 11/5/10	9,935	9,933

0.25%, 11/26/10	6,675	6,673

3.00%, 12/10/10	4,000	4,074

3.88%, 12/10/10	4,000	4,098

4.75%, 12/10/10	12,965	13,359

4.88%, 12/10/10	7,000	7,220

0.38%, 12/14/10	15,000	15,005

3.63%, 12/17/10	3,000	3,070

0.57%, 12/29/10	1,910	1,913

FHLB Discount Notes,

0.06%, 4/1/10	6,627	6,627

0.09%, 4/1/10	65,000	65,000

0.15%, 4/1/10	9,500	9,500

0.08%, 4/5/10	50,000	49,999

0.10%, 4/5/10	10,000	10,000

0.12%, 4/5/10	12,600	12,600

0.04%, 4/6/10	11,200	11,200

0.10%, 4/6/10	6,000	6,000

0.05%, 4/7/10	3,300	3,300

0.09%, 4/7/10	2,400	2,400

0.10%, 4/7/10	9,799	9,799

0.13%, 4/7/10	3,600	3,600

0.14%, 4/7/10	44,150	44,149

0.15%, 4/7/10	13,300	13,299

0.04%, 4/9/10	12,650	12,650

0.05%, 4/9/10	4,013	4,013

0.07%, 4/9/10	2,700	2,700

0.09%, 4/9/10	20,000	19,999

0.10%, 4/9/10	1,400	1,400

0.11%, 4/9/10	2,000	2,000

0.13%, 4/9/10	5,800	5,800

0.14%, 4/9/10	20,000	20,000

0.15%, 4/9/10	20,000	19,999

0.15%, 4/12/10	1,355	1,355

0.07%, 4/14/10	4,226	4,226

0.10%, 4/14/10	1,900	1,900

0.15%, 4/14/10	3,000	3,000

See Notes to the Financial Statements.

MONEY MARKET FUNDS	54	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2010

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 79.3% (1) continued

Federal Home Loan Bank – 49.7% continued

FHLB Discount Notes, continued

0.07%, 4/16/10	$11,524	$11,524

0.13%, 4/16/10	7,000	6,999

0.15%, 4/16/10	1,151	1,151

0.17%, 4/16/10	2,000	2,000

0.08%, 4/19/10	8,300	8,300

0.12%, 4/19/10	7,705	7,704

0.15%, 4/19/10	3,000	3,000

0.18%, 4/19/10	9,000	8,999

0.08%, 4/21/10	8,100	8,100

0.09%, 4/21/10	2,000	2,000

0.10%, 4/21/10	9,500	9,499

0.13%, 4/21/10	20,000	19,999

0.15%, 4/21/10	30,704	30,701

0.09%, 4/22/10	1,100	1,100

0.13%, 4/22/10	5,200	5,200

0.14%, 4/22/10	1,000	1,000

0.16%, 4/22/10	7,100	7,099

0.08%, 4/23/10	3,010	3,010

0.09%, 4/23/10	3,525	3,525

0.12%, 4/23/10	20,000	19,998

0.14%, 4/26/10	10,000	9,999

0.16%, 4/26/10	3,850	3,850

0.20%, 4/26/10	3,200	3,199

0.10%, 4/28/10	10,000	9,999

0.12%, 4/28/10	10,000	9,999

0.09%, 4/30/10	1,116	1,116

0.14%, 4/30/10	7,300	7,299

0.15%, 5/12/10	3,000	3,000

0.20%, 5/12/10	3,150	3,149

0.16%, 5/14/10	3,630	3,629

0.19%, 5/14/10	10,000	9,998

0.20%, 5/14/10	3,000	2,999

0.13%, 5/17/10	7,918	7,917

0.15%, 5/19/10	3,400	3,399

0.17%, 5/19/10	25,000	24,995

0.51%, 5/27/10	22,030	22,013

0.15%, 6/2/10	10,000	9,997

0.16%, 6/4/10	5,400	5,398

0.16%, 6/9/10	2,100	2,099

0.34%, 6/11/10	18,381	18,369

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 79.3% (1) continued

Federal Home Loan Bank – 49.7% continued

FHLB Discount Notes, continued

0.20%, 6/28/10	$15,000	$14,993

0.22%, 7/6/10	1,000	999

0.47%, 7/9/10	7,250	7,241

0.22%, 8/18/10	14,075	14,063

0.29%, 9/16/10	3,602	3,597

0.30%, 9/28/10	13,491	13,471

0.35%, 10/25/10	18,500	18,463

FHLB FRN,

0.26%, 4/1/10	25,000	24,999

0.30%, 4/1/10	20,000	19,999

0.32%, 4/1/10	15,000	15,000

0.33%, 4/1/10	10,000	10,000

0.34%, 4/1/10	1,000	1,000

0.36%, 4/1/10	20,000	20,000

0.43%, 4/1/10	25,000	25,000

0.64%, 4/1/10	15,000	15,003

0.66%, 4/1/10	35,000	34,999

0.01%, 4/6/10	25,600	25,599

0.10%, 4/9/10	50,000	49,997

0.23%, 4/9/10	25,000	25,000

0.00%, 4/13/10	35,000	34,998

0.41%, 4/13/10	20,000	20,017

0.15%, 4/14/10	15,000	14,999

0.14%, 4/17/10	10,000	10,000

0.18%, 4/27/10	5,000	5,000

0.20%, 4/28/10	10,000	9,999

FHLB Note,

2.38%, 4/30/10	20,020	20,057
		1,697,316

Tennessee Valley Authority – 2.8%

Tennessee Valley Authority Bond,

5.63%, 1/18/11	11,820	12,315

Tennessee Valley Authority Discount Notes,

0.07%, 4/1/10	20,000	20,000

0.04%, 4/8/10	12,000	12,000

0.15%, 4/8/10	20,000	19,999

0.12%, 4/15/10	31,500	31,499
		95,813
Total U.S. Government Agencies
(Cost $2,705,695)		2,705,695

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	55	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT SELECT MONEY MARKET FUND continued	MARCH 31, 2010

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT OBLIGATIONS – 21.4%

U.S. Treasury Bills – 13.7%

0.08%, 4/1/10	$20,000	$20,000

0.09%, 4/1/10	25,000	25,000

0.10%, 4/1/10	25,000	25,000

0.05%, 4/8/10	100,000	99,999

0.06%, 4/8/10	25,000	25,000

0.07%, 4/8/10	73,360	73,359

0.11%, 4/8/10	25,000	24,999

0.09%, 4/15/10	50,000	49,998

0.10%, 4/15/10	16,000	15,999

0.14%, 4/15/10	25,000	24,999

0.15%, 4/19/10	25,000	24,998

0.11%, 4/22/10	10,000	9,999

0.13%, 5/13/10	15,000	14,998

0.34%, 1/13/11	35,000	34,907
		469,255

U.S. Treasury Notes – 7.7%

2.13%, 4/30/10	40,000	40,061

3.88%, 5/15/10	20,000	20,090

4.50%, 5/15/10	30,000	30,161

3.63%, 6/15/10	110,000	110,701

2.88%, 6/30/10	25,000	25,162

2.75%, 7/31/10	10,000	10,085

2.00%, 9/30/10	10,000	10,080

1.50%, 10/31/10	10,000	10,069

0.88%, 2/28/11	5,000	5,023
		261,432
Total U.S. Government Obligations
(Cost $730,687)		730,687

Investments, at Amortized Cost
($3,436,382)		3,436,382

Total Investments – 100.7%
(Cost $3,436,382) (2)		3,436,382
Liabilities less Other Assets – (0.7)%		(24,764)
NET ASSETS – 100.0%		$3,411,618

(1)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.

(2)	The cost for federal income tax purposes was $3,436,382.

Percentages shown are based on Net Assets.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the U.S. Government Select Money Market Fund’s investments, which are carried at fair value, as of March 31, 2010:

	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Investments held by U.S. Government Select Money Market Fund	$ —	$3,436,382(1)	$ —	$3,436,382

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

MONEY MARKET FUNDS	56	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

ABBREVIATIONS AND OTHER INFORMATION	MARCH 31, 2010

EXPLANATION OF ABBREVIATIONS USED THROUGHOUT THE SCHEDULES OF INVESTMENTS

ABAG	Association of Bay Area Governments	IDA	Industrial Development Authority
AGM	Assured Guaranty Municipal Corporation	IDB	Industrial Development Board
AMT	Alternative Minimum Tax	IDR	Industrial Development Revenue
COPS	Certificates of Participation	LOC	Letter of Credit
CP	Commercial Paper	PCR	Pollution Control Revenue
EDA	Economic Development Authority	PSF	Permanent School Fund
FDIC	Federal Deposit Insurance Corporation	RANS	Revenue Anticipation Notes
FFCB	Federal Farm Credit Bank	ROCS	Reset Option Certificates
FHLB	Federal Home Loan Bank	SFM	Single Family Mortgage
FHLMC	Federal Home Loan Mortgage Corporation	SGB	Societe Generale Bank
FNMA	Federal National Mortgage Association	Soc Gen	Societe Generale
FRCD	Floating Rate Certificates of Deposit	STARS	Short Term Adjustable Rate Securities
FRN	Floating Rate Notes	TANS	Tax Anticipation Notes
GNMA	Government National Mortgage Association	TRANS	Tax and Revenue Anticipation Notes
G.O.	General Obligation	TSB	Trustee Savings Bank
Gtd.	Guaranteed	VRDB	Variable Rate Demand Bonds

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate.

Maturity dates represent the stated date on the security, the next interest reset/puttable date for floating rate and variable securities or the prerefunded date for these types of securities.

Prerefunding is a procedure in which a bond issuer floats a second bond in order to pay off the first bond at the first call date. The proceeds from the sale of the second bond are safely invested, usually in Treasury securities, that will mature at the first call date of the first bond issue. Those first bonds are said to be prerefunded after this operation has taken place.

Interest rates are reset daily and interest is payable monthly with respect to all joint repurchase agreements.

NORTHERN FUNDS ANNUAL REPORT	57	MONEY MARKET FUNDS

MONEY MARKET FUNDS

NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

Northern Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust includes 44 portfolios as of March 31, 2010, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The California Municipal Money Market, Money Market, Municipal Money Market, U.S. Government Money Market, and U.S. Government Select Money Market Funds (each a “Fund” and collectively, the “Funds”) are separate investment portfolios of the Trust, each of which is a diversified portfolio except for the California Municipal Money Market Fund, which is a non-diversified portfolio of the Trust. Non-diversified portfolios may invest a relatively high percentage of their net assets in obligations of a limited number of issuers. Each of the Funds is presented herein.

Northern Trust Investments, N.A. (“NTI”), a subsidiary of The Northern Trust Company (“Northern Trust”), serves as the investment adviser for all of the Trust’s money market funds. Northern Trust serves as the custodian, fund accountant and transfer agent for the Trust. NTI serves as the Trust’s administrator. Northern Funds Distributors, LLC is the Trust’s distributor.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles or “GAAP.” The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

A) VALUATION OF SECURITIES The investments held by the Funds are valued at amortized cost, which the investment adviser has determined, pursuant to Board of Trustees’ authorization, approximates fair market value. Under this method, investments purchased at a discount or premium are valued by accreting or amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity.

B) CREDIT ENHANCEMENTS Certain investments owned by the Funds (primarily the California Municipal Money Market Fund and Municipal Money Market Fund) are covered by insurance issued by private insurers, are backed by an escrow or trust containing U.S. Government securities or U.S. Government agency securities, or are otherwise supported by letters of credit, standby purchase agreements or other liquidity facilities. Such enhancements may ensure the timely payment of the security’s principal and interest or may shorten the security’s maturity. However, such enhancements do not guarantee the market value of the securities or the value of a Fund’s shares. Additionally, there is no guarantee that an insurer will meet its obligations. For example, the insurers’ exposure to securities involving sub-prime mortgages may cause a municipal bond insurer’s rating to be downgraded or may cause the bond insurer to become insolvent, which may affect the prices and liquidity of municipal obligations insured by the insurer.

C) REPURCHASE AGREEMENTS The Funds may enter into repurchase agreements under which they purchase securities for cash from a seller and agree to resell those securities to the same seller within a specified time at a specified price. During the term of a repurchase agreement, the market value of the underlying collateral, including accrued interest, is required to equal or exceed the market value of the repurchase agreement. The underlying collateral for tri-party repurchase agreements is held in accounts for Northern Trust, as agent of the Funds, at the Bank of New York or JPMorgan Chase which, in turn, holds securities through the book-entry system at the Federal Reserve Bank of New York. The underlying collateral for other repurchase agreements is held in a customer-only account for Northern Trust, as custodian for the Funds, at the Federal Reserve Bank of Chicago. The Funds are subject to credit risk on repurchase agreements to the extent that the counterparty fails to perform under the agreement and the value of the collateral received falls below the agreed repurchase price.

Each Fund may enter into joint repurchase agreements with non-affiliated counterparties through a master repurchase agreement with Northern Trust. NTI administers and manages these repurchase agreements in accordance with and as part of its duties under its investment advisory agreements with the Funds and does not collect any additional fees from the Funds for such services. The Money Market Fund and U.S. Government Money Market Fund have entered into such joint repurchase agreements at March 31, 2010, as reflected in their accompanying Schedules of Investments.

D) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts. Certain money market funds may receive dividend income from investment companies. Dividend income is recognized on the ex-dividend date. The California Municipal Money Market and Municipal Money Market Funds’ income may be subject to certain state and local

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MONEY MARKET FUNDS

MARCH 31, 2010

taxes and, depending on an individual shareholder’s tax status, the federal alternative minimum tax.

E) EXPENSES Each Fund is charged for those expenses that are directly attributable to that Fund. Expenses incurred which do not specifically relate to an individual Fund are allocated among all Funds in the Trust in proportion to each Fund’s relative net assets.

F) DISTRIBUTIONS TO SHAREHOLDERS Distribution of dividends from net investment income are declared daily and paid monthly. Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date.

The timing and character of distributions determined in accordance with federal income tax regulations may differ from financial statement amounts determined in accordance with GAAP due to differences in the treatment and recognition of investment income and realized gains and losses. These differences are primarily related to the capital loss carryforwards. Inherent differences in the recognition of income and capital gains for federal income tax purposes, which are permanent, may result in periodic reclassifications in the Funds’ capital accounts. These reclassifications may relate to net operating losses and expired capital loss carryforwards. These reclassifications have no impact on the total net assets or the net asset values (“NAV”) of the Funds.

At March 31, 2010, the following reclassifications were recorded:

Amounts in thousands	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED UNDISTRIBUTED NET REALIZED LOSSES	CAPITAL STOCK
California Municipal Money Market	$413	$(307)	$(106)
Municipal Money Market	399	(399)	—
U.S. Government Select Money Market	2	(2)	—

G) FEDERAL INCOME TAXES No provision for federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and tax-exempt income to its shareholders.

At March 31, 2010, the capital loss carryforward for U.S. federal income tax purposes and the respective year of expiration was as follows:

Amount in thousands	MARCH 31, 2018
Money Market	$9,099

The Fund in the above table may offset future capital gains with this capital loss carryforward.

At March 31, 2010, the tax components of undistributed net investment income and realized gains, including amounts declared but not yet paid for federal income tax purposes, were as follows:

	UNDISTRIBUTED
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*
California Municipal Money Market	$11	$421
Money Market	—	149
Municipal Money Market	79	27
U.S. Government Money Market	—	23
U.S. Government Select Money Market	—	47

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The taxable character of distributions paid during the fiscal year ended March 31, 2010, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*
California Municipal Money Market	$99	$148
Money Market	—	7,785
Municipal Money Market	9,738	516
U.S. Government Money Market	—	184
U.S. Government Select Money Market	—	428

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

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MONEY MARKET FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

The taxable character of distributions paid during the fiscal year ended March 31, 2009, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*
California Municipal Money Market	$20,776	$188
Money Market	—	145,326
Municipal Money Market	112,464	1,388
U.S. Government Money Market	—	23,651
U.S. Government Select Money Market	—	29,948

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

As of March 31, 2010, no Fund had uncertain tax positions that would require financial statement recognition or disclosure. The Funds’ federal tax returns filed for the fiscal years ended March 31, 2007 through March 31, 2009 remain subject to examination by the Internal Revenue Service.

3. BANK BORROWINGS

The Trust has entered into a $100,000,000 revolving bank credit agreement administered by Deutsche Bank AG for liquidity and other purposes. The interest rate charged under the agreement depends on the type of loan. For base rate loans, the interest rate is the sum of the applicable margin (either 0.75 percent or zero) and the highest of (i) 0.50 percent in excess of the Federal Funds Rate, (ii) 1.00 percent in excess of the Adjusted London Interbank Offered Rate (“LIBOR”) and (iii) the prime lending rate. For LIBOR loans, the interest rate is the sum of the applicable margin (0.75 percent) and the LIBOR rate then in effect. For an Interbank Offered Rate (“IBOR”) loan, the interest rate is the sum of the applicable margin (0.75 percent) and the IBOR rate then in effect. In addition, there is an annual commitment fee of 12 basis points on the unused portion of the credit line under the agreement, payable quarterly in arrears, which is included in Other expenses on the Statements of Operations. The agreement will expire on December 9, 2010, unless renewed.

At March 31, 2010, the Funds did not have any outstanding loans. The Funds did not incur any interest expense for the fiscal year ended March 31, 2010.

4. INVESTMENT ADVISORY AND OTHER AGREEMENTS

As compensation for advisory services and the assumption of related expenses, the investment adviser is entitled to receive a fee, computed daily and payable monthly, at annual rates set forth in the following table (expressed as a percentage of each Fund’s respective average daily net assets). For the fiscal year ended March 31, 2010, the investment adviser agreed to reimburse the Funds for certain expenses as shown on the accompanying Statements of Operations to adhere to the expense limitations set forth below. The annual advisory fees and expense limitations for the Funds during this period were as follows:

	CONTRACTUAL RATE	EXPENSE LIMITATIONS
California Municipal Money Market	0.40%	0.55%
Money Market	0.40%	0.55%
Municipal Money Market	0.40%	0.55%
U.S. Government Money Market	0.40%	0.55%
U.S. Government Select Money Market	0.40%	0.55%

The reimbursements described above are voluntary and may be modified or terminated at any time.

Each Fund bore the expense of participation in the U.S. Department of the Treasury’s Temporary Guaranty Program without regard to the expense limitations. For further information, please refer to Note 8.

In addition, in order to avoid a negative yield, the investment adviser may reimburse expenses or waive advisory fees of a Fund. Any such expense reimbursement or waiver would be voluntary and could be implemented or discontinued at any time. There is no guarantee that a Fund will be able to avoid a negative yield. During the fiscal year ended March 31, 2010, the investment adviser waived fees to avoid a negative yield for the California Municipal Money Market, Money Market, Municipal Money Market, U.S. Government Money Market and U.S. Government Select Money Market Funds. The amounts waived are included in the Statements of Operations.

As compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of 0.10 percent of the average daily net assets outstanding for the Funds.

For compensation as administrator, NTI is entitled to receive a fee, computed daily and payable monthly, at the annual rate of 0.15 percent of each Fund’s average daily net assets.

NTI also has a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Funds. NTI pays Northern Trust for its sub-administration services out of NTI’s administration fees.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board of Trustees. The Funds have entered into an

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MONEY MARKET FUNDS

MARCH 31, 2010

expense off-set arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. Custodian credits, if any, are reflected in the Funds’ Statements of Operations.

Northern Funds Distributors, LLC, the distributor for the Funds, received no compensation from the Funds under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Funds. The Trust provides a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are included in “Trustee Fees” on the Statements of Assets and Liabilities. Each Trustee’s account shall be deemed to be invested in shares of the Diversified Assets Portfolio and/or Global Tactical Asset Allocation Portfolio of Northern Institutional Funds and/or at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed-income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

5. SERVICE PLAN

The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions (“Service Organizations”) under which the Service Organizations agree to provide certain administrative support services and, in some cases, personal and account maintenance services for their customers, who are beneficial owners of shares of the Funds. As compensation for services provided pursuant to the Service Plan, the Service Organizations receive a fee at an annual rate of up to 0.25 percent of the average daily net assets of the Funds beneficially owned by their customers.

These expenses are included in the Statements of Operations under Shareholder Servicing Fees for the year ended March 31, 2010.

6. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended March 31, 2010, were as follows:

Amounts in thousands*	PROCEEDS FROM SHARES SOLD	REINVESTMENT OF DIVIDENDS	PAYMENTS FOR SHARES REDEEDMED	NET DECREASE IN NET ASSETS
California Municipal Money Market	$1,152,385	$45	$(1,802,326)	$(649,896)
Money Market	7,119,567	2,956	(9,185,906)	(2,063,383)
Municipal Money Market	4,228,929	1,784	(7,996,665)	(3,765,952)
U.S. Government Money Market	3,541,288	51	(4,443,258)	(901,919)
U.S. Government Select Money Market	4,513,137	129	(6,112,598)	(1,599,332)

*	The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.

Transactions in capital shares for the fiscal year ended March 31, 2009, were as follows:

Amounts in thousands*	PROCEEDS FROM SHARES SOLD	REINVESTMENT OF DIVIDENDS	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN NET ASSETS
California Municipal Money Market	$6,313,364	$5,040	$(6,301,571)	$16,833
Money Market	36,370,063	61,177	(38,007,141)	(1,575,901)
Municipal Money Market	30,358,294	20,261	(27,533,148)	2,845,407
U.S. Government Money Market	13,964,921	8,194	(13,459,216)	513,899
U.S. Government Select Money Market	17,179,909	9,275	(14,552,756)	2,636,428

*	The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.

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MONEY MARKET FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

7. CAPITAL SUPPORT AGREEMENT

Effective February 21, 2008, and subsequently amended on July 15, 2008, September 29, 2008 and February 24, 2009, Northern Trust Corporation (the “Corporation”) entered into a Capital Support Agreement (“CSA”) with the Trust on behalf of the Money Market Fund.

Although it was not obligated to do so, the Corporation entered into the CSA in order to provide stability to the Fund and investors in the Fund. The Corporation did not receive any consideration from the Fund. Under the CSA, the Corporation committed to provide capital to the Fund in the event that the Fund realized a loss on the Whistlejacket Capital LLC Security (the “Security”), in an amount sufficient for the Fund to maintain its NAV per share at no less than the minimum permissible NAV, which is $0.9990. The Fund was required to promptly sell the Security upon the earlier of (i) any change in the Corporation’s short term credit ratings such that the Corporation’s obligations no longer qualified as First Tier Securities under Rule 2a-7, or (ii) on the business day immediately prior to November 6, 2009. In addition, the Board of Trustees had the right, at its option, to cause the Fund to sell the Security at any time if it determined that the maximum amount under the CSA, reduced by any capital contributions previously made under the CSA to the Fund, was insufficient to maintain the minimum permissible NAV of $0.9990.

On June 25, 2009, the Fund sold the remaining position in the Security held in the Fund, realizing a loss on the sale. Pursuant to the CSA, the Corporation made an actual capital contribution payment to the Fund representing the amount necessary to prevent the loss from causing the market-based NAV of the Fund to fall below $0.9990, meeting its contractual obligation under the CSA. The payment amounted to approximately $2,237,000, and is included as Net Realized Gain on Capital Support Agreement on the Fund’s Statement of Operations. The change in unrealized appreciation (depreciation) was approximately $(22,585,000) and is included as Net Change in Unrealized Depreciation on the Fund’s Statement of Operations. On June 25, 2009, upon the sale of the Security, the CSA terminated.

Additional information regarding the CSA can be found in the Fund’s Statement of Operations and the Schedule of Investments.

8. U.S. DEPARTMENT OF THE TREASURY’S TEMPORARY GUARANTY PROGRAM

On October 3, 2008, the Board of Trustees of the Northern Funds approved the participation by each of the Funds in the U.S. Department of the Treasury’s Temporary Guaranty Program (the “Program”) for Money Market Funds. The Program protected the NAV of certain shares of a shareholder of record in the Funds at the close of business on September 19, 2008. Under the Program, a shareholder would have received a payment in the amount of $1.00 per covered share upon liquidation of the Fund, if the Fund’s market-based NAV per share were to fall below $0.995 and was not promptly restored to $1.00. The number of covered shares was the lesser of the number of shares owned on September 19, 2008 or the number of shares owned on the date when the payment was triggered. Shares acquired by a covered shareholder after the close of business on September 19, 2008 would not be guaranteed. If a customer closed his or her account with the Funds or a broker-dealer or other intermediary, any future investment in the Funds would not be guaranteed. Guarantee payments under the Program would not exceed the amount available within the Treasury’s Exchange Stabilization Fund. The fee for participation in the Program was 0.01 percent of the NAV of the Fund.

On December 3, 2008, the Board of Trustees of the Northern Funds approved the participation by each of the Funds in the extension (the “Extension”) of the Program. The fee for participation in the Extension was 0.015 percent annually of the NAV of the Fund as of September 19, 2008.

On April 8, 2009, the Board of Trustees of Northern Funds approved the participation by each of the Funds in the subsequent extension (the “Subsequent Extension”) of the Program. The Program was previously due to expire on April 30, 2009. The fee for participation in the Subsequent Extension was 0.015 percent annually of the NAV of each of the Funds as of September 19, 2008.

Each Fund bore the expense of its participation in the Program without regard to any expense limitations then in place and, therefore, all shareholders bore such expense irrespective of the extent of their coverage. The fees for participation in the Program are included in Participation Fees in the Statements of Operations.

The Program expired on September 18, 2009.

9. NEW ACCOUNTING PRONOUNCEMENTS

In January 2010, the FASB issued ASU No. 2010-06, Improving Disclosures about Fair Value Measurements (“ASU 2010-06”). ASU 2010-06 amends ASC 820, Fair Value Measurements and Disclosures (formerly FASB Statement No. 157). Specifically, ASU 2010-06 requires entities to disclose: a) the amounts of significant transfers between Level 1 and Level 2 of the fair value hierarchy and the reasons for these transfers; b) the reasons for any transfers in or out of Level 3; and c) information in the reconciliation of recurring Level 3 measurements about purchases, sales, issuances and settlements on a gross basis. In addition, ASU 2010-06 clarifies the requirement for entities to disclose information about both the valuation techniques and inputs used in estimating Level 2 and Level 3 fair value measurements. Except for the requirement to

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MONEY MARKET FUNDS

MARCH 31, 2010

disclose information about purchases, sales, issuances and settlements in the reconciliation of recurring Level 3 measurements on a gross basis, all ASU 2010-06 disclosure requirements are effective for financial statements issued for interim and annual reporting periods beginning after December 15, 2009. The requirement to separately disclose purchases, sales, issuances and settlements of recurring Level 3 measurements is effective for financial statements issued for interim and annual reporting periods beginning after December 15, 2010. At this time, management is evaluating the implications of ASU 2010-06 and the impact it will have to the Funds’ financial statement disclosures.

10. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure.

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MONEY MARKET FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Northern Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of California Municipal Money Market Fund, Money Market Fund, Municipal Money Market Fund, U.S. Government Money Market Fund, and U.S. Government Select Money Market Fund (collectively, the “Funds”), five separate portfolios of Northern Funds (the “Trust”), as of March 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds referred to above as of March 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois

May 27, 2010

MONEY MARKET FUNDS	64	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

TAX INFORMATION	MARCH 31, 2010 (UNAUDITED)

During the fiscal year ended March 31, 2010, the percentage of dividends derived from net investment income paid by each of the following Funds as “exempt-interest dividends,” excludable from gross income for federal income tax purposes were as follows: California Municipal Money Market 3.32% and Municipal Money Market 94.97%.

The American Jobs Creation Act (Sec. 871(k)) allows a regulated investment company to designate interest related dividends and qualified short-term capital gains that are exempt from U.S. withholding taxes for foreign investors, not considered a U.S. person, for tax years after December 31, 2004 and before January 1, 2010. The Trust has designated the following percentages of income of the respective Funds as Qualified Interest Income (QII) for the fiscal year ended March 31, 2010:

Money Market	100%
U.S. Government Money Market	100%
U.S. Government Select Money Market	100%

NORTHERN FUNDS ANNUAL REPORT	65	MONEY MARKET FUNDS

MONEY MARKET FUNDS

FUND EXPENSES	MARCH 31, 2010 (UNAUDITED)

As a shareholder of the Funds, you incur ongoing costs, including advisory fees; distribution (12b-1) fees, if any; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2009 through March 31, 2010.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 10/1/09 – 3/31/10” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Funds, you do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

CALIFORNIA MUNICIPAL MONEY MARKET

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/09	ENDING ACCOUNT VALUE 3/31/10	EXPENSES PAID* 10/1/09 - 3/31/10
Actual	0.22%	$1,000.00	$1,000.20	$1.10
Hypothetical	0.22%	$1,000.00	$1,023.83	$1.11	**

MONEY MARKET

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/09	ENDING ACCOUNT VALUE 3/31/10	EXPENSES PAID* 10/1/09 - 3/31/10
Actual	0.36%	$1,000.00	$1,000.10	$1.80
Hypothetical	0.36%	$1,000.00	$1,023.14	$1.82	**

MUNICIPAL MONEY MARKET

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/09	ENDING ACCOUNT VALUE 3/31/10	EXPENSES PAID* 10/1/09 - 3/31/10
Actual	0.31%	$1,000.00	$1,000.10	$1.55
Hypothetical	0.31%	$1,000.00	$1,023.39	$1.56	**

U.S. GOVERNMENT MONEY MARKET

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/09	ENDING ACCOUNT VALUE 3/31/10	EXPENSES PAID* 10/1/09 - 3/31/10
Actual	0.24%	$1,000.00	$1,000.10	$1.20
Hypothetical	0.24%	$1,000.00	$1,023.73	$1.21	**

U.S. GOVERNMENT SELECT MONEY MARKET

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/09	ENDING ACCOUNT VALUE 3/31/10	EXPENSES PAID* 10/1/09 - 3/31/10
Actual	0.25%	$1,000.00	$1,000.10	$1.25
Hypothetical	0.25%	$1,000.00	$1,023.68	$1.26	**

*	Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the fiscal year ended March 31, 2010. Expenses are calculated by multiplying the annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (182); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent fiscal half year may differ from expense ratios based on one-year data in the Financial Highlights.

**	Hypothetical expenses are based on the Funds’ actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

MONEY MARKET FUNDS	66	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

TRUSTEES AND OFFICERS	MARCH 31, 2010 (UNAUDITED)

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 66 portfolios in the Northern Funds Complex — Northern Funds offers 44 portfolios and Northern Institutional Funds offers 22 portfolios.* The Northern Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-595-9111.

NON-INTERESTED TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

William L. Bax Age: 66 Trustee since 2005

•Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003;

•Director of Big Shoulders Fund since 1997;

•Director of Children’s Memorial Hospital since 1998;

•Trustee of DePaul University from 1998 to 2009;

•Director of Sears Roebuck & Co. (a retail company) from 2003 to 2005;

•Director of Andrew Corporation (a communications product company) from 2006 to 2008.

•Arthur J. Gallagher & Co. (an insurance brokerage company).

Edward J. Condon, Jr. Age: 69 Trustee since 2000

•Chairman and CEO of The Paradigm Group, Ltd. (a financial adviser) since 1993;

•Principal and Co-Founder of Paradigm Capital, Ltd. (a financial adviser) since 1996;

•Founding Member and Director of the Illinois Venture Capital Association since 2001;

•Member of the Board of Trustees of Dominican University from 1996 to 2005;

•Member of the Board of Directors of the Chicago Children’s Museum from 2001 to 2007;

•Member of the Board of Governors of The Metropolitan Club since 2003;

•Member of the Board of Advisors of AAVIN Equity Partners (a private equity firm) since 2005;

•Member of the National Advisory Board of National Domestic Violence Hotline since 2005;

•Member of the Board of Directors at LightBridge Healthcare Research Inc. (a healthcare-related educational materials provider) since 2006;

•Member of Advisory Board of Lextech Global Services (a systems engineering services company) since 2009;

•Private Equity Administrator of Illinois Technology Development Account from 2003 to 2006;

•Member of Advisory Council of Northwestern Brain Tumor Institute since 2010.

•None

Sharon Gist Gilliam Age: 66 Trustee since 2001

•Principal Officer, UCG Associates, Inc. (an aviation consulting firm) from 2005 to 2006 and Director from 2005 to 2008;

•CEO of Chicago Housing Authority from 2006 to 2007;

•Executive Vice President of Unison-Maximus, Inc. (an aviation and governmental consulting company) from 1989 to 2005.

•None

Sandra Polk Guthman Age: 66 Trustee since 2000

•Chair and CEO of Polk Bros. Foundation (an Illinois not-for-profit corporation) since 1993;

•Director of National Public Finance Guarantee Corporation (f/k/a MBIA Insurance Corp. of Illinois) (a municipal bond insurance company) since 1994.

•None

*	Ms. Skinner and Mr. Potter each oversee a total of 59 portfolios in the Northern Funds Complex — 37 portfolios offered by Northern Funds and 22 offered by Northern Institutional Funds.

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MONEY MARKET FUNDS

TRUSTEES AND OFFICERS continued

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Michael H. Moskow Age: 72 Trustee since 2008

•Vice Chairman and Senior Fellow on the Global Economy at the Chicago Council on Global Affairs since 2007, Member of the Board of Directors since 1995;

•Director of Commonwealth Edison since 2008;

•President and Chief Executive Officer of the Federal Reserve Bank of Chicago from 1994 to 2007;

•Director of Education Corporation of America since 2008;

•Chairman of the Japan America Society of Chicago since 2009;

•Former Chairman and Current Member of the Board of Directors, National Bureau of Economic Research from 1978 to 1991, and since 1993;

•Member of the Board of Trustees of the Northwestern Memorial Foundation since 2004;

•Member of the Board of Directors of the Civic Consulting Alliance since 2002;

•Member of the Board of Directors of the Chicago Workforce Investment Council (f/k/a Chicago LEADS Civic Advisory Board) since 2009;

•Member of the Board of Directors of The Chicago Council on Global Affairs since 1995;

•Member of the Board of Directors of the Council on Foreign Relations from 1998 to 2008;

•Member of the Board of Trustees of Lafayette College since 1996;

•Member of the Board of Directors of the National Futures Association since 2010.

•Discover Financial Services; •Diamond Management and Technology Consultants, Inc. (a management and technology consulting firm); •Taylor Capital Group, Inc. (financial services).

Mary Jacobs Skinner, Esq. Age: 52 Trustee since 1998	•Partner in the law firm of Sidley Austin LLP.	•None

Richard P. Strubel Age: 70 Trustee since 2000 and Chairman since 2008

•Vice Chairman and Director of Cardean Learning Group (formerly UNext, Inc.) (a provider of educational services via the Internet) from 2004 to 2007;

•President, Chief Operating Officer and Director of UNext, Inc. from 1999 to 2004.

•Gildan Activewear, Inc. (an athletic clothing marketing and manufacturing company); •Goldman Sachs Mutual Fund Complex (94 portfolios); •Goldman Sachs Closed-End Funds (2 portfolios).

Casey J. Sylla Age: 66 Trustee since 2008

•Chief Investment Officer, The Allstate Corporation from January to July, 2002;

•Acting Chief Financial Officer, The Allstate Corporation from May to September, 2002;

•Chairman and President of the Allstate Financial Group from 2002 to 2007;

•Chairman of the Investment Committee, Legal and General Investment Management — America, 2007;

•Board member, University of Wisconsin — Eau Claire Foundation from 2006 to present.

•GATX Corporation (transportation services).

MONEY MARKET FUNDS	68	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

MARCH 31, 2010 (UNAUDITED)

INTERESTED TRUSTEE
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Stephen N. Potter(4) Age: 53 Trustee since 2008

•Director of Northern Trust Global Advisors, Inc. since May 2008;

•Chairman of Northern Trust Investments, N.A. since March 2008;

•President of Northern Trust Global Investments, Ltd. from March 2008 to February 2009;

•Director of Northern Trust Global Investments, Ltd. from February 2000 to February 2009;

•Executive Vice President of Northern Trust Corporation since October 2003;

•Chairman and Chief Executive Officer of Northern Trust Global Services, Ltd. from 2003 to 2008;

•Chief Executive Officer of Europe, the Middle East and Africa at The Northern Trust Company from 2001 to March 2008;

•Managing Director, Institutional Group, Northern Trust Global Investments, Ltd. from 1995 to 2001.

•None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year of the Trust in which he or she attains the age of seventy-two years, except that (a) a Trustee who also serves as an audit committee financial expert for the Trust shall cease to serve as a Trustee as of the last day of the calendar year in which the Trustee attains the age of seventy-three years; and (b) a Trustee who becomes a Trustee at age sixty-eight years or older shall cease to serve as a Trustee as of the last day of the calendar year in which the Trustee attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

(4)	An “interested person,” as defined by the 1940 Act. Mr. Potter is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

NORTHERN FUNDS ANNUAL REPORT	69	MONEY MARKET FUNDS

MONEY MARKET FUNDS

TRUSTEES AND OFFICERS continued

OFFICERS OF THE TRUST(1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Lloyd A. Wennlund Age: 52 50 South LaSalle Street Chicago, IL 60603 President since 2000	Executive Vice President since 2003 and Director since 2001 of Northern Trust Investments, N.A.; Executive Vice President and other positions at The Northern Trust Company and Managing Executive, Mutual Funds for Northern Trust Global Investments since 1994; Director, NT Global Advisors, Inc. since August 2006; President and Director of Northern Trust Securities, Inc. from 1997 to 2009.

Eric K. Schweitzer Age: 48 50 South LaSalle Street Chicago, IL 60603 Vice President since 2000	Senior Vice President at Northern Trust Investments, N.A. since 2001; Senior Vice President at The Northern Trust Company since 2000.

Susan J. Hill Age: 53 50 South LaSalle Street Chicago, IL 60603 Chief Compliance Officer since 2004	Chief Compliance Officer of Northern Trust Company of Connecticut (f/k/a Northern Trust Global Advisors, Inc.) since 2007; Chief Compliance Officer of Northern Trust Investments, N.A. since 2005; Senior Vice President of Northern Trust Investments, N.A. since 2005; Vice President of Northern Trust Investments, N.A. and The Northern Trust Company from 2000 to 2004.

Darlene Chappell Age: 47 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Compliance Officer since May 2009	Anti-Money Laundering Compliance Officer for Northern Trust Investments, N.A., Northern Trust Securities, Inc., Northern Trust Global Advisors, Inc. and The Northern Trust Company of Connecticut since 2009; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Audit Manager — Compliance Department of National Futures Association from 2000 to 2006.

Randal Rein Age: 39 50 South LaSalle Street Chicago, IL 60603 Treasurer since 2008	Vice President of Fund Administration of The Northern Trust Company since 2007; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2007; Manager of Fund Administration at The Northern Trust Company from 2001 to 2002.

Michael Pryszcz Age: 42 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	Vice President of Fund Accounting of The Northern Trust Company since 2005; Second Vice President of Fund Accounting of The Northern Trust Company from 2000 to 2005.

Richard Crabill Age: 41 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	Vice President of Fund Administration of The Northern Trust Company since 2005; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2005.

Craig R. Carberry, Esq. Age: 49 50 South LaSalle Street Chicago, IL 60603 Secretary since 2010	Senior Counsel at The Northern Trust Company since May 2000.

MONEY MARKET FUNDS	70	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

MARCH 31, 2010 (UNAUDITED)

NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Owen T. Meacham, Esq. Age: 39 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008	Vice President and Senior Regulatory Administration Attorney of The Northern Trust Company since 2007; Product Strategy and Development Manager of ABN AMRO Asset Management from 2005 to 2007.

Shanna Palmersheim, Esq. Age: 33 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008	Second Vice President and Regulatory Administration Attorney of The Northern Trust Company since 2008; Associate Counsel of Peregrine Financial Group from 2007 to 2008; Senior Treasury Analyst at Harley-Davidson Financial Services from 2005 to 2007; Law Clerk at Paul McAndrew Law Firm from 2004 to 2005; Senior Accountant at State Street Corporation from 1999 to 2002.

(1)	Each Officer serves until his or her resignation, removal, or retirement, or election of his or her successor.

NORTHERN FUNDS ANNUAL REPORT	71	MONEY MARKET FUNDS

MONEY MARKET FUNDS

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MONEY MARKET FUNDS	72	NORTHERN FUNDS ANNUAL REPORT

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NORTHERN FUNDS ANNUAL REPORT	73	MONEY MARKET FUNDS

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MONEY MARKET FUNDS	74	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

INVESTMENT CONSIDERATIONS

MONEY MARKET FUNDS

CALIFORNIA MUNICIPAL MONEY

    MARKET  FUND1,2

MONEY MARKET FUND

MUNICIPAL MONEY MARKET FUND 2

U.S. GOVERNMENT MONEY

    MARKET  FUND3

U.S. GOVERNMENT SELECT

    MONEY MARKET  FUND3

ALL FUNDS: An investment in the Funds is not insured or guaranteed by the FDIC or any other governmental agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

1 Regional Investment/Non-Diversification Risk: The geographical concentration of portfolio holdings in this Fund involve increased risk.

2 Tax-Free/AMT Risk: Municipal funds’ income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

3 U.S. Government Guarantee: U.S. government guarantees apply only to the underlying securities of a fund’s portfolio and not the fund’s shares.

NORTHERN FUNDS ANNUAL REPORT	75	MONEY MARKET FUNDS

MONEY MARKET FUNDS

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Funds’ Web site at northernfunds.com or the SEC’s Web site at sec.gov or by calling the Northern Funds Center at 800-595-9111.

MONEY MARKET FUNDS	76	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

2	PORTFOLIO MANAGEMENT COMMENTARY

10	STATEMENTS OF ASSETS AND LIABILITIES

12	STATEMENTS OF OPERATIONS

14	STATEMENTS OF CHANGES IN NET ASSETS

16	FINANCIAL HIGHLIGHTS

24	SCHEDULES OF INVESTMENTS

24	BOND INDEX FUND

63	FIXED INCOME FUND

71	GLOBAL FIXED INCOME FUND

74	HIGH YIELD FIXED INCOME FUND

83	SHORT-INTERMEDIATE U.S. GOVERNMENT FUND

85	TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND

96	ULTRA-SHORT FIXED INCOME FUND

103	U.S. GOVERNMENT FUND

105	ABBREVIATIONS AND OTHER INFORMATION

106	NOTES TO THE FINANCIAL STATEMENTS

115	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

116	TAX INFORMATION

117	FUND EXPENSES

119	TRUSTEES AND OFFICERS

127	INVESTMENT CONSIDERATIONS

128	FOR MORE INFORMATION

The report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds prospectus, which contains more complete information about Northern Funds’ investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance calculations reflect fee waivers and reimbursements in effect. In the absence of fee waivers and reimbursements, total return would have been reduced. Total return is based on net change in net asset value assuming reinvestment of all dividends and distributions. Quality ratings, such as AAA, refer to the credit risk of individual securities, and not to the Fund.

Performances of the Funds are compared to various market indices. Unlike a mutual fund, the performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

This report contains forward-looking statements about factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Fund management strategies from those currently expected to be employed.

Northern Funds Distributors, LLC

not affiliated with Northern Trust

NOT FDIC INSURED

May lose value / No bank guarantee

NORTHERN FUNDS ANNUAL REPORT	1	FIXED INCOME FUNDS

FIXED INCOME FUNDS

BOND INDEX FUND

PORTFOLIO MANAGEMENT COMMENTARY

The 12 months ended March 31, 2010 saw a strong rally in risk-based assets, as participants remained optimistic that the economy would recover sooner than anticipated. The Federal Reserve kept the target for its benchmark interest rate unchanged during this period, at 0% to 0.25%. While government intervention into markets remained elevated, several programs were allowed to expire as the period progressed.

On a duration-adjusted basis, the Barclays Capital U.S. Aggregate Bond Index outperformed U.S. Treasury securities for the 12-month period ended March 31, 2010, with a total return of 7.69%. The commercial mortgage-backed securities sector was the top performer versus Treasuries, followed by the credit and asset-backed securities sectors. The Fund’s return of 6.33% trailed the Index based on fees, pricing differences and negative tracking from the sample portfolio. The majority of the negative sampling tracking error was due to an under allocation to the credit sector. This was due to an explosive growth of the Fund (over 40%) and dealers not having inventory in credit issues to fill our needs. This produced both increased transaction costs and very illiquid markets for the purchase of various credit issues.

The yield curve steepened during the past 12 months, meaning that the incremental income to be gained by holding longer-term issues increased. To illustrate, the yield differential between the two-year Treasury note and 10-year Treasury bond increased by 94 basis points (0.94%). The yield on the two-year note increased by 22 basis points (0.22%), while the 10-year yield increased by 116 basis points (1.16%). The yield on the 30-year bond increased by 118 basis points (1.18%) during the period. The markets are beginning to return to a more normal environment and we will continue to invest in a sample of securities that are representative of the Index in an effort to provide returns that closely approximate those of the Index.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2010
TOTAL RETURN	ONE YEAR	THREE YEAR	SINCE INCEPTION
BOND INDEX	6.33%	5.83%	5.59%

BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX	7.69	6.14	5.91

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of prices of U.S. dollar-denominated investment grade fixed income securities with remaining maturities of one year and longer.

Information about Investment Considerations can be found on page 127.

PORTFOLIO MANAGER

LOUIS D’ARIENZO With Northern Trust since 2003

FUND FACTS (as of 3/31/10)

TICKER SYMBOL	NOBOX
INCEPTION DATE	02/27/07
TOTAL NET ASSETS	$1.8 BILLION
NET ASSET VALUE	$10.39
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO	0.43%
NET EXPENSE RATIO	0.25%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

FIXED INCOME FUNDS	2	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

FIXED INCOME FUND

PORTFOLIO MANAGEMENT COMMENTARY

The Federal Reserve’s zero interest rate policy has continued to benefit market sentiment, as many investors remain reluctant to earn next to nothing on conservative investments. The timeline for tightening monetary policy continues to advance as the Fed persists in emphasizing the “extended period” language in official communications. Policymakers appear intent on diminishing the probability of a “double dip” recession. Multiple programs have been employed by the government and regulators to support the U.S. consumer, including the “cash for clunkers” program, direct purchases of mortgage-backed securities and the first-time homebuyers’ credit, yet consumer confidence remains depressed. Some macroeconomic fundamentals are starting to show improvement however, with non-farm payrolls adding 162,000 jobs in March 2010, compared to a loss of 753,000 in March 2009. The unemployment rate remains elevated at 9.7%, with the percentage of those out of work at least 27 weeks more than double that of 12 months ago. As we are now past the point of maximum policy stimulus, investors are growing concerned over the implications of anticipated higher tax rates on economic growth.

Fund performance for the 12-month period ended March 31, 2010 was solid, with a return of 8.78% versus 7.69% for the Barclays Capital U.S. Aggregate Bond Index. Asset allocation and security selection decisions favoring risk-sensitive, higher-beta sectors and securities, particularly in the latter half of the reporting period, added to results.

Despite the headwinds posed by the economic backdrop, the environment for fixed income securities that trade at a yield spread versus Treasuries remains attractive. Fundamentals in the credit sector have improved as many corporations have prefunded their financing needs in an effort to enhance balance sheet strength and reduce the risk of having to roll over loans at higher rates. The U.S. Treasury is also prudently extending the maturity profile of sovereign debt, increasing the volume of five-, 10- and 30-year issues at the expense of shorter-maturity debt. Thus far, increased Treasury supply has been easily absorbed by investors, but the team remains vigilant in looking for signs that such supply absorption is nearing its limit.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2010
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
FIXED INCOME	8.78%	4.80%	5.41%	5.70%

BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX	7.69	5.44	6.29	6.47

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of prices of U.S. dollar-denominated investment grade fixed income securities with remaining maturities of one year and longer.

Information about Investment Considerations can be found on page 127.

PORTFOLIO MANAGER

COLIN A. ROBERTSON With Northern Trust since 1999

FUND FACTS (as of 3/31/10)

TICKER SYMBOL	NOFIX
INCEPTION DATE	04/01/94
TOTAL NET ASSETS	$1.1 BILLION
NET ASSET VALUE	$10.25
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO	0.99%
NET EXPENSE RATIO	0.90%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	3	FIXED INCOME FUNDS

FIXED INCOME FUNDS

GLOBAL FIXED INCOME FUND

PORTFOLIO MANAGEMENT COMMENTARY

The 12 months ended March 31, 2010 saw financial markets stabilize from a state of extreme stress and the brink of systemic failure. Investor risk appetite returned on the basis of the perceived “green shoots of economic recovery.” Positive momentum was aided by central banks’ commitment to accommodative policies, both conventional and unconventional, and more upbeat economic data. Debt problems in Dubai and Greece acted as timely reminders that the global recovery would be far from seamless. Broader sovereign risk worries surfaced in the U.K. and euro area, most notably in Spain and Portugal. Ratings agencies and other market participants continued to question the creditworthiness of even the largest economies.

Global government bonds underperformed riskier assets over the 12 months as investors pursued higher return in the face of ultra-low central bank rates. Performance among leading markets was mixed. In the U.S. and U.K., bond values moved broadly lower with yields rising across the curve. In Europe, German government bonds moved higher, benefiting from a flight to quality out of periphery governments in the eurozone. The Japanese yield curve steepened as rates on maturities less than 10 years fell. In the currency markets, the dollar was approximately 5.5% stronger on a trade-weighted basis over 12 months. The Japanese yen appreciated against the dollar, rising 6% over the period.

The Fund returned 3.47% for the 12-month period ended March 31, 2010, compared with a total return of 5.84% for the benchmark. Performance was hindered by overweight positions in the U.S., U.K. and Europe over the first half of the year as the risk rally gained momentum. As the period progressed, duration positioning was adjusted to reflect heightened concerns around sovereign risk and more upbeat data in the U.S. An overweight position in the short end of the Japanese yield curve had a positive impact on performance. Underweight positions in the U.S. and U.K. also benefited returns over the second part of the year. Currency positioning had little impact on relative performance over the period.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2010
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
GLOBAL FIXED INCOME	3.47%	3.49%	5.33%	5.10%

J.P. MORGAN GOVERNMENT BOND INDEX GLOBAL	5.84	4.90	6.55	6.32

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The J.P. Morgan Government Bond Index Global is an unmanaged index of traded government fixed income securities that cannot be purchased by international investors.

The Fund is “non-diversified” under the Investment Company Act of 1940, and may invest more of its assets in fewer issuers than “diversified” mutual funds.

Information about Investment Considerations can be found on page 127.

PORTFOLIO MANAGERS

DAVID BLAKE With Northern Trust since 2008

DANIEL SMITH With Northern Trust since 1997

FUND FACTS (as of 3/31/10)

TICKER SYMBOL	NOIFX
INCEPTION DATE	04/01/94
TOTAL NET ASSETS	$55 MILLION
NET ASSET VALUE	$11.34
DIVIDEND SCHEDULE	ANNUALLY
GROSS EXPENSE RATIO	1.41%
NET EXPENSE RATIO	1.15%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

FIXED INCOME FUNDS	4	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

HIGH YIELD FIXED INCOME FUND

PORTFOLIO MANAGEMENT COMMENTARY

The 12-month period ended March 31, 2010 was one of dramatic recovery following the worst of the financial crisis. As an almost unprecedented level of government intervention in financial markets began to take hold, markets rallied from severely distressed levels and securities with the greatest risk were the best performers. By the end of the period, the economy and financial markets had stabilized, allowing a return to a more normal investment environment based on fundamentals.

The high-yield market posted extraordinary returns for the 12-month period ended March 31, 2010, with the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index returning 55.64%. The total return for the Fund during the period was 31.76%. For the 12 months, the lowest-rated high-yield bonds provided the best performance. Bonds in the Ca to D-rated range returned 170.95%. CCC-rated bonds returned 94.65%, B-rated bonds returned 43.09% and BB-rated bonds generated a 39.70% return. The Fund entered the period positioned very defensively, which had been a successful strategy in prior months but which led to material underperformance during the fiscal year. As the market took a sharply positive turn during the first three months of the period, the Fund attempted to add risk. This effort to reposition the Fund’s overall portfolio was slowed by large cash inflows from investors and illiquid markets. Over the first nine months of the fiscal period, the Fund’s weighting to BB and BBB credits was trimmed significantly in favor of significant increases in CCC and B credits. The Fund also reduced overweight positions in defensive sectors, such as utilities and health care, while adding to recovering sectors, such as consumer cyclicals and financial institutions. Performance improved during the second half of the period as we were able to increase exposure to lower-rated securities.

Financial markets have stabilized and asset valuations have improved with the support of low interest rates, improved earnings and easier access to capital markets. However, asset valuations are much closer to fair value and the economy still faces uncertainty. The Fund will continue to focus on credit fundamentals and relative value.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2010
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
HIGH YIELD FIXED INCOME	31.76%	5.31%	5.81%	5.41%

BARCLAYS CAPITAL U.S. CORP HIGH YIELD 2% ISSUER CAP INDEX	55.64	7.78	7.59	6.72

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index is an unmanaged index of the 2% Issuer Cap component of the Barclays Capital High Yield Corporate Bond Index, which is a market value-weighted index of fixed rate, non-investment grade debt.

The Fund invests in below investment-grade debt obligations, commonly known as “junk bonds.” While offering higher current yields, these securities generally are considered speculative and are subject to greater risks than higher-rated bonds.

Information about Investment Considerations can be found on page 127.

PORTFOLIO MANAGER

RICHARD J. INZUNZA With Northern Trust since 2007

FUND FACTS (as of 3/31/10)

TICKER SYMBOL	NHFIX
INCEPTION DATE	12/31/98
TOTAL NET ASSETS	$2.9 BILLION
NET ASSET VALUE	$7.08
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO	0.99%
NET EXPENSE RATIO	0.89%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	5	FIXED INCOME FUNDS

FIXED INCOME FUNDS

SHORT-INTERMEDIATE U.S. GOVERNMENT FUND

PORTFOLIO MANAGEMENT COMMENTARY

The Federal Reserve embarked 12 months ago on an unprecedented intervention in the U.S. financial markets via quantitative easing, a zero interest rate policy and expanded FDIC guarantees. Unlike equities, which took until March 2009 to begin their recovery, most fixed-income sectors immediately responded positively to these strong measures. However, Treasury yields gradually moved higher during the first half of the period due to increased supply, rising concern over inflation, the fear that foreign buyers would curtail their Treasury security purchases and the attractive yields available elsewhere in the market. Rates had drifted toward the upper end of their 12-month range by the end of March, although the rising risk of sovereign defaults in Europe kept them from breaking higher. The Fund’s total return of 1.37% for the 12-month period ended March 31, 2010 underperformed the 1.67% return of the Fund’s benchmark, the Barclays Capital 1-5 year U.S. Government Index. Asset allocation to mortgage-backed securities led to outperformance, while curve changes led to underperformance.

Economic data began to show signs of improvement as the markets recovered from the financial crisis. Aided by government programs and rebates, declines in consumer spending and housing prices began to abate. Gross domestic product posted a modest gain in the third and fourth quarters of 2009, yet it remained shy of typical expansionary growth rates. Additionally, corporations began to exceed earnings estimates, manufacturing expanded and the employment picture started to exhibit a gradual improvement.

Though economic and financial data have improved, the ability of the private sector to stand on its own will be a key issue during the remainder of 2010. Strong long-term trends remain in place for fixed income, as the focus of retirees and pensions on income generation drives continued market inflows. Still, total returns for the U.S. government bond market will likely be impacted by the strength and duration of the tenuous recovery.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2010
TOTAL RETURN	ONE YEAR	FIVE YEARS	TEN YEARS	SINCE INCEPTION
SHORT-INTERMEDIATE U.S. GOVERNMENT	1.37%	4.06%	4.36%	4.32%

BARCLAYS CAPITAL 1-5 YEAR U.S. GOVERNMENT INDEX	1.67	4.81	5.09	5.00

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Barclays Capital 1-5 Year U.S. Government Index is an unmanaged index of securities issued by the U.S. government with maturities of one to five years.

Unlike U.S. Treasury bonds and bills, the principal value and investment return of the Fund are neither guaranteed nor insured by the U.S. Government.

Information about Investment Considerations can be found on page 127.

PORTFOLIO MANAGER

DANIEL J. PERSONETTE With Northern Trust since 1996

FUND FACTS (as of 3/31/10)

TICKER SYMBOL	NSIUX
INCEPTION DATE	10/01/99
TOTAL NET ASSETS	$794 MILLION
NET ASSET VALUE	$10.37
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO	0.99%
NET EXPENSE RATIO	0.90%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

FIXED INCOME FUNDS	6	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND

PORTFOLIO MANAGEMENT COMMENTARY

The Fund commenced operations on June 18, 2009, with an investment objective of maximizing total return (capital appreciation and income) adjusted for the federal maximum tax rate, to the extent consistent with preservation of principal. The Fund’s blended benchmark is composed of 75% in the Merrill Lynch 6-12 Month U.S. Municipal Securities Index and 25% in the Merrill Lynch 1-3 Year U.S. Municipal Securities General Obligations Index. The Fund posted a total return of 1.71% since its inception through March 31, 2010, outpacing the 1.12% return of its blended benchmark.

Throughout its first annual period, the Fund maintained its duration close to that of the benchmark. The Fund operates a “crossover” strategy in its tax-advantaged total return approach, meaning that it can invest in taxable securities when the risk/return profile is more favorable in that area. We select securities with the best yield-to-maturity profile after the federal maximum tax is taken into consideration. From time to time, fully taxable securities provide a yield-to-maturity superior to that of tax-exempt securities. These relative value relationships shift over time and the Fund’s ratio of tax-exempt versus taxable securities will shift accordingly. Since its inception, the Fund has averaged approximately 65% of assets in tax-exempt securities and 35% in taxable securities. We employed this strategy tactically for our purchases of fixed-rate securities with maturities between two and three years, as selected taxable corporate bonds at times provided better net after-tax value for maximum federal taxpayers relative to the very low yields offered on municipal issues. Conversely, among shorter-term securities, tax-exempt variable rate demand notes offered better relative value.

Despite the headwinds posed by the economic backdrop, the environment for fixed income securities that trade at a yield spread versus Treasuries remains attractive. We will continue to monitor the performance of the corporate sector versus fully tax exempt alternatives to maintain a best-net-after-tax trading profile for the Fund.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2010
TOTAL RETURN	QUARTER	SINCE INCEPTION
TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND	0.41%	1.71%
MERRILL LYNCH 6-12 MONTHS U.S. MUNICIPAL SECURITIES INDEX	0.16	0.74
75% MERRILL LYNCH 6-12 MONTHS U.S. MUNICIPAL SECURITIES INDEX AND 25% MERRILL LYNCH 1-3 YEAR U.S. MUNICIPAL SECURITIES GENERAL OBLIGATIONS INDEX	0.18	1.12
MERRILL LYNCH 1-3 YEAR U.S. MUNICIPAL SECURITIES GENERAL OBLIGATION INDEX	0.24	2.29

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

Merrill Lynch 6-12 Month U.S. Municipal Securities Index tracks the performance of U.S. dollar denominated, investment grade, tax-exempt debt, publicly issued by U.S. states and territories, and their political subdivisions, in the U.S. domestic market. Qualifying securities must have been between six months to one year remaining term to final maturity, a fixed coupon schedule and an investment grade rating (based on an average of Moody’s, S&P and Fitch).

Merrill Lynch 1-3 Year U.S. Municipal Securities General Obligations Index tracks the performance of U.S. dollar denominated, investment grade, tax-exempt, general obligations publicly issued by U.S. states and territories, and their political subdivisions, in the U.S. domestic market. Qualifying securities must have one to three years remaining term to maturity, a fixed coupon schedule and an investment grade rating (based on an average of Moody’s S&P and Fitch).

Information about Investment Considerations can be found on page 127.

PORTFOLIO MANAGERS

CAROL H. SULLIVAN With Northern Trust since 1996

PATRICK D. QUINN With Northern Trust since 1985

FUND FACTS (as of 3/31/10)

TICKER SYMBOL	NTAUX
INCEPTION DATE	06/18/09
TOTAL NET ASSETS	$329 MILLION
NET ASSET VALUE	$10.10
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO	0.50%
NET EXPENSE RATIO	0.25%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Unlike the Indices, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	7	FIXED INCOME FUNDS

FIXED INCOME FUNDS

ULTRA-SHORT FIXED INCOME FUND

PORTFOLIO MANAGEMENT COMMENTARY

The Fund commenced operations on June 18, 2009, with the objective of maximizing total return (capital appreciation and income) to the extent consistent with preservation of principal. The Fund’s benchmark is the Merrill Lynch 1-Year U.S. Treasury Note Index. The Fund posted a 1.97% total return since its inception through March 31, 2010, outpacing the 0.77% return of its benchmark.

Through its initial annual period, the Fund maintained a weighted average life close to one year, although we have the discretion to position the Fund as short as six months or as long as 18 months depending upon our forecast for Federal Reserve policy and the strength or weakness of the economy. The Fund began its operations during a time when yields offered for taking credit risk were much higher than they were by the end of the period. Therefore, the Fund’s total return benefited from the strong performance of corporate bonds and asset-backed securities. The steepness of the yield curve provided opportunities for enhanced yield in securities with maturities between one and three years.

Despite the headwinds posed by the economic backdrop, the environment for fixed income securities that trade at a yield spread versus Treasuries remains attractive.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2010
TOTAL RETURN	QUARTER	SINCE INCEPTION
ULTRA-SHORT FIXED INCOME FUND	0.54%	1.97%

MERRILL LYNCH 1-YEAR U.S TREASURY NOTE INDEX	0.24	0.77

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

Merrill Lynch 1-Year U.S. Treasury Note Index is composed of a single issue: the outstanding Treasury note that matures closest to, but not beyond, one year from each monthly rebalancing date.

Information about Investment Considerations can be found on page 127.

PORTFOLIO MANAGERS

CAROL H. SULLIVAN With Northern Trust since 1996

SCOTT B. WARNER With Northern Trust since 2000

FUND FACTS (as of 3/31/10)

TICKER SYMBOL	NUSFX
INCEPTION DATE	6/18/09
TOTAL NET ASSETS	$173 MILLION
NET ASSET VALUE	$10.11
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO	0.55%
NET EXPENSE RATIO	0.25%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

FIXED INCOME FUNDS	8	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

U.S. GOVERNMENT FUND

PORTFOLIO MANAGEMENT COMMENTARY

Twelve months ago, the Federal Reserve embarked on an unprecedented intervention in the U.S. financial markets via quantitative easing, a zero interest rate policy and expanded FDIC guarantees. Unlike equities, which took until March 2009 to begin their recovery, most fixed-income sectors immediately responded positively to these strong measures. However, Treasury yields gradually moved higher during the first half of the period due to increased supply, rising concern over inflation, the fear that foreign buyers would curtail their Treasury security purchases and the attractive yields available elsewhere in the market. Rates had drifted toward the upper end of their 12-month range by the end of March, although the rising risk of sovereign defaults in Europe kept them from breaking higher. The Fund’s total return of 0.82% for the 12-month period ended March 31, 2010 underperformed the 0.87% return of the Fund’s benchmark, the Barclays Capital Intermediate U.S. Government Bond Index. Asset allocation to mortgage-backed securities led to outperformance, while curve changes led to underperformance.

As the markets recovered from the financial crisis, economic data began to show signs of improvement. Aided by government programs and rebates, declines in consumer spending and housing prices began to abate. Gross domestic product posted a modest gain in the third and fourth quarters of 2009, yet it remained shy of typical expansionary growth rates. Additionally, corporations began to exceed earnings estimates, manufacturing expanded and the employment picture started to exhibit a gradual improvement.

While economic and financial data have improved, the ability of the private sector to stand on its own will be a key issue during the remainder of 2010. Strong long-term trends remain in place for fixed income, as the focus of retirees and pensions on income generation drives continued market inflows. Still, total returns for the U.S. government bond market will likely be impacted by the strength and duration of the tenuous recovery.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2010
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
U.S. GOVERNMENT	0.82%	4.43%	4.97%	5.08%

BARCLAYS CAPITAL INTERMEDIATE U.S. GOVERNMENT BOND INDEX	0.87	5.12	5.60	5.77
Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Barclays Capital Intermediate U.S. Government Index is an unmanaged index including all public obligations of the U.S. Treasury and all publicly issued debt of U.S. government agencies with maturities of up to 10 years.

Unlike U.S. Treasury bonds and bills, the principal value and investment return of the Fund are neither guaranteed nor insured by the U.S. Government.

Information about Investment Considerations can be found on page 127.

PORTFOLIO MANAGER

DANIEL J. PERSONETTE With Northern Trust since 1996

FUND FACTS (as of 3/31/10)

TICKER SYMBOL	NOUGX
INCEPTION DATE	04/01/94
TOTAL NET ASSETS	$98 MILLION
NET ASSET VALUE	$10.03
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO	1.09%
NET EXPENSE RATIO	0.90%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	9	FIXED INCOME FUNDS

FIXED INCOME FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

Amounts in thousands, except per share data	BOND INDEX FUND		FIXED INCOME FUND
ASSETS:
Investments, at cost	$1,948,041	(1)	$1,063,405	(1)
Investments, at value	$1,995,778	(3)	$1,088,018	(3)
Foreign currencies, at value (cost $26, respectively)	–		–
Dividend income receivable	2		1
Interest income receivable	12,900		10,141
Receivable for securities sold	5,103		274,727
Receivable for variation margin on futures contracts	–		25
Receivable for fund shares sold	18,287		696
Receivable from investment adviser	43		39
Unrealized gain on forward foreign currency exchange contracts	–		–
Prepaid and other assets	52		2
Total Assets	2,032,165		1,373,649
LIABILITIES:
Unrealized loss on forward foreign currency exchange contracts	–		–
Payable for securities purchased	35,472		166,180
Payable for when-issued securities	171,128		124,592
Payable for fund shares redeemed	1,277		1,366
Distributions to shareholders	1,171		715
Payable to affiliates:
Investment advisory fees	52		145
Administration fees	52		31
Custody and accounting fees	8		5
Shareholder servicing fees	–		5
Transfer agent fees	35		21
Trustee fees	4		9
Accrued other liabilities	51		34
Total Liabilities	209,250		293,103
Net Assets	$1,822,915		$1,080,546
ANALYSIS OF NET ASSETS:
Capital stock	$1,772,058		$1,058,000
Accumulated undistributed net investment income (loss)	2		(642)
Accumulated undistributed net realized gain (loss)	3,118		(1,405)
Net unrealized appreciation	47,737		24,593
Net Assets	$1,822,915		$1,080,546
Shares Outstanding ($.0001 par value, unlimited authorization)	175,438		105,421
Net Asset Value, Redemption and Offering Price Per Share	$10.39		$10.25

(1)	Amounts include cost from the Diversified Assets Portfolio of the Northern Institutional Funds of $205,037, $87,345, $111, $167,569, $25,451 and $6,095, respectively.
(2)	Amounts include cost from the Government Portfolio of the Northern Institutional Funds of $78,759 and $3,687, respectively.
(3)	Amounts include value from the Diversified Assets Portfolio of the Northern Institutional Funds of $205,037, $87,345, $111, $167,569, $25,451, and $6,095, respectively.
(4)	Amounts include value from the Government Portfolio of the Northern Institutional Funds of $78,759 and $3,687, respectively.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	10	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2010

GLOBAL FIXED INCOME FUND		HIGH YIELD FIXED INCOME FUND		SHORT- INTERMEDIATE U.S. GOVERNMENT FUND		TAX- ADVANTAGED ULTRA-SHORT FIXED INCOME FUND		ULTRA-SHORT FIXED INCOME FUND		U.S. GOVERNMENT FUND

$53,334	(1)	$2,872,666	(1)	$800,237	(2)	$342,962	(1)	$175,492	(1)	$98,919	(2)
$55,305	(3)	$3,016,690	(3)	$800,918	(4)	$343,561	(3)	$176,069	(3)	$99,257	(4)
26		–		–		–		–		–
–		1		1		–		–		–
531		60,036		1,802		1,818		679		302
–		51,145		–		511		1,320		–
–		–		–		–		–		13
2		7,190		870		382		–		2
2		97		38		12		7		6
109		–		–		–		–		–
1		2		1		1		1		1
55,976		3,135,161		803,630		346,285		178,076		99,581

139		–		–		–		–		–
–		36,315		–		3,000		998		–
–		131,130		8,090		14,522		3,213		999
405		1,496		843		–		600		120
–		4,909		135		53		34		25

10		380		106		9		5		13
2		84		23		9		5		3
2		13		4		5		2		1
3		71		2		–		–		–
1		56		15		6		3		2
3		11		3		–		–		3
17		52		17		18		17		17
582		174,517		9,238		17,622		4,877		1,183
$55,394		$2,960,644		$794,392		$328,663		$173,199		$98,398

$54,474		$3,123,093		$789,908		$327,881		$172,486		$97,830
(1,289)		(540)		–		–		–		421
284		(305,933)		3,803		183		136		(202)
1,925		144,024		681		599		577		349
$55,394		$2,960,644		$794,392		$328,663		$173,199		$98,398
4,885		418,170		76,618		32,545		17,126		9,811
$11.34		$7.08		$10.37		$10.10		$10.11		$10.03

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	11	FIXED INCOME FUNDS

FIXED INCOME FUNDS

STATEMENTS OF OPERATIONS

Amounts in thousands	BOND INDEX FUND	FIXED INCOME FUND
INVESTMENT INCOME:
Interest income	$59,040	$45,528
Dividend income	11	10
Other income	191	183
Total Investment Income	59,242	45,721
EXPENSES:
Investment advisory fees	2,371	7,342
Administration fees	2,371	1,573
Custody fees	184	136
Accounting fees	177	124
Transfer agent fees	1,581	1,049
Registration fees	22	32
SEC fees	10	9
Printing fees	46	22
Professional fees	61	42
Shareholder servicing fees	2	26
Trustee fees and expenses	21	14
Interest expense	–	–
Other	27	21
Total Expenses	6,873	10,390
Less expenses reimbursed by investment adviser	(2,921)	(891)
Less custodian credits	(1)	(59)
Net Expenses	3,951	9,440
Net Investment Income	55,291	36,281
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on:
Investments	6,593	29,060
Futures contracts	–	590
Foreign currency transactions	–	–
Net change in unrealized appreciation (depreciation) on:
Investments	32,320	22,653
Futures contracts	–	(2,129)
Forward foreign currency exchange contracts	–	–
Translation of other assets and liabilities denominated in foreign currencies	–	–
Net Gains (Losses)	38,913	50,174
Net Increase in Net Assets Resulting from Operations	$94,204	$86,455

(1)	Commenced investment operations on June 18, 2009.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	12	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEAR OR PERIOD ENDED MARCH 31, 2010

GLOBAL FIXED INCOME FUND	HIGH YIELD FIXED INCOME FUND	SHORT- INTERMEDIATE U.S. GOVERNMENT FUND	TAX- ADVANTAGED ULTRA-SHORT FIXED INCOME FUND(1)	ULTRA-SHORT FIXED INCOME FUND(1)	U.S. GOVERNMENT FUND

$2,047	$225,064	$12,137	$1,327	$909	$2,945
–	135	10	8	4	1
2	56	238	33	18	22
2,049	225,255	12,385	1,368	931	2,968

644	15,432	4,912	188	110	847
114	3,375	1,052	188	110	181
102	261	92	25	19	34
27	244	90	29	24	32
76	2,250	702	125	73	121
20	39	20	23	23	37
4	12	4	2	2	3
13	41	13	14	14	11
21	63	21	15	15	21
28	503	16	–	–	15
7	21	7	5	5	7
1	–	–	–	–	–
10	30	11	7	8	10
1,067	22,271	6,940	621	403	1,319
(194)	(2,337)	(620)	(299)	(214)	(230)
–	(2)	(5)	(9)	(6)	–
873	19,932	6,315	313	183	1,089
1,176	205,323	6,070	1,055	748	1,879

1,593	120,232	8,129	213	136	231
–	–	576	–	–	86
3	260	–	–	–	–

94	259,980	(3,840)	599	577	(1,390)
–	–	(428)	–	–	(157)
(69)	–	–	–	–	–
3	–	–	–	–	–
1,624	380,472	4,437	812	713	(1,230)
$2,800	$585,795	$10,507	$1,867	$1,461	$649

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	13	FIXED INCOME FUNDS

FIXED INCOME FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	BOND INDEX FUND		FIXED INCOME FUND
Amounts in thousands	2010	2009	2010	2009
OPERATIONS:
Net investment income	$55,291	$39,577	$36,281	$36,701
Net realized gains (losses)	6,593	97	29,650	(15,529)
Net change in unrealized appreciation (depreciation)	32,320	(396)	20,524	2,055
Net Increase (Decrease) in Net Assets Resulting from Operations	94,204	39,278	86,455	23,227
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions	494,219	580,392	67,527	(124,457)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	494,219	580,392	67,527	(124,457)
DISTRIBUTIONS PAID:
From net investment income	(56,082)	(39,490)	(36,872)	(36,813)
From net realized gains	(2,680)	–	–	–
Total Distributions Paid	(58,762)	(39,490)	(36,872)	(36,813)
Total Increase (Decrease) in Net Assets	529,661	580,180	117,110	(138,043)
NET ASSETS:
Beginning of year	1,293,254	713,074	963,436	1,101,479
End of year	$1,822,915	$1,293,254	$1,080,546	$963,436
Accumulated Undistributed Net Investment Income (Loss)	$2	$(5)	$(642)	$(642)

(1)	Commenced investment operations on June 18, 2009.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	14	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS OR  PERIOD ENDED MARCH 31,

GLOBAL FIXED INCOME FUND		HIGH YIELD FIXED INCOME FUND		SHORT- INTERMEDIATE U.S. GOVERNMENT FUND		TAX- ADVANTAGED ULTRA-SHORT FIXED INCOME FUND	ULTRA-SHORT FIXED INCOME FUND	U.S. GOVERNMENT FUND
2010	2009	2010	2009	2010	2009	2010(1)	2010(1)	2010	2009

$1,176	$1,475	$205,323	$124,741	$6,070	$7,726	$1,055	$748	$1,879	$2,639
1,596	911	120,492	(343,195)	8,705	18,229	213	136	317	5,686
28	(4,631)	259,980	18,703	(4,268)	1,885	599	577	(1,547)	(42)
2,800	(2,245)	585,795	(199,751)	10,507	27,840	1,867	1,461	649	8,283

(25,544)	17,296	1,163,268	21,590	254,782	132,532	327,881	172,486	(39,015)	11,956
(25,544)	17,296	1,163,268	21,590	254,782	132,532	327,881	172,486	(39,015)	11,956

(1,290)	(4,700)	(207,873)	(125,242)	(6,618)	(7,808)	(1,055)	(748)	(2,005)	(2,673)
(833)	–	–	–	(21,805)	(4,926)	(30)	–	(5,569)	(443)
(2,123)	(4,700)	(207,873)	(125,242)	(28,423)	(12,734)	(1,085)	(748)	(7,574)	(3,116)
(24,867)	10,351	1,541,190	(303,403)	236,866	147,638	328,663	173,199	(45,940)	17,123

80,261	69,910	1,419,454	1,722,857	557,526	409,888	–	–	144,338	127,215
$55,394	$80,261	$2,960,644	$1,419,454	$794,392	$557,526	$328,663	$173,199	$98,398	$144,338
$(1,289)	$(2,233)	$(540)	$(1,040)	$–	$–	$–	$–	$421	$421

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	15	FIXED INCOME FUNDS

FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS

BOND INDEX FUND
Selected per share data	2010	2009	2008	2007(1)
Net Asset Value, Beginning of Period	$10.14	$10.24	$9.94	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.36	0.42	0.47	0.04
Net realized and unrealized gains (losses)	0.28	(0.10)	0.30	(0.06)
Total from Investment Operations	0.64	0.32	0.77	(0.02)
LESS DISTRIBUTIONS PAID:
From net investment income	(0.37)	(0.42)	(0.47)	(0.04)
From net realized gains	(0.02)	–	–	–
Total Distributions Paid	(0.39)	(0.42)	(0.47)	(0.04)
Net Asset Value, End of Period	$10.39	$10.14	$10.24	$9.94
Total Return(2)	6.33%	3.24%	7.97%	(0.18)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$1,822,915	$1,293,254	$713,074	$168,259
Ratio to average net assets of:(3)
Expenses, net of reimbursements and credits	0.25%	0.25%	0.25%	0.25%
Expenses, before reimbursements and credits	0.43%	0.44%	0.45%	0.76%
Net investment income, net of reimbursements and credits	3.50%	4.16%	4.68%	4.90%
Net investment income, before reimbursements and credits	3.32%	3.97%	4.48%	4.39%
Portfolio Turnover Rate	123.18%	93.94%	121.04%	36.78%

(1)	Commenced investment operations on February 27, 2007.
(2)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.
(3)	Annualized for periods less than one year.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	16	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS OR PERIOD ENDED MARCH 31,

FIXED INCOME FUND
Selected per share data	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Year	$9.77	$9.84	$9.87	$9.73	$9.94
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.35	0.33	0.43	0.45	0.39
Net realized and unrealized gains (losses)	0.48	(0.07)	(0.02)	0.15	(0.17)
Total from Investment Operations	0.83	0.26	0.41	0.60	0.22
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.35)	(0.33)	(0.44)	(0.46)	(0.41)
From net realized gains	–	–	–	–	(0.02)
Total Distributions Paid	(0.35)	(0.33)	(0.44)	(0.46)	(0.43)
Net Asset Value, End of Year	$10.25	$9.77	$9.84	$9.87	$9.73
Total Return(2)	8.78%	2.68%	4.25%	6.26%	2.17%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,080,546	$963,436	$1,101,479	$1,067,525	$789,347
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.90%	0.90%	0.90%	0.90%	0.90	%(3)
Expenses, before reimbursements and credits	0.99%	0.99%	0.99%	0.99%	0.99%
Net investment income, net of reimbursements and credits	3.46%	3.44%	4.38%	4.52%	3.95%
Net investment income, before reimbursements and credits	3.37%	3.35%	4.29%	4.43%	3.86%
Portfolio Turnover Rate	616.19%	613.60%	774.54%	655.65%	416.25%

(1)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary for federal income tax purposes.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expense ratio includes custodian credits of approximately $40,000, which represents 0.01 percent of average net assets for the fiscal year ended March 31, 2006. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	17	FIXED INCOME FUNDS

FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS continued

GLOBAL FIXED INCOME FUND
Selected per share data	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Year	$11.25	$12.22	$10.65	$10.44	$11.33
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.02	0.12	0.36	0.29	0.19
Net realized and unrealized gains (losses)	0.38	(0.49)	1.54	0.39	(0.84)
Total from Investment Operations	0.40	(0.37)	1.90	0.68	(0.65)
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.19)	(0.60)	(0.33)	(0.47)	(0.24)
From net realized gains	(0.12)	–	–	–	–
Total Distributions Paid	(0.31)	(0.60)	(0.33)	(0.47)	(0.24)
Net Asset Value, End of Year	$11.34	$11.25	$12.22	$10.65	$10.44
Total Return(2)	3.47%	(3.27)%	18.17%	6.49%	(5.74)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$55,394	$80,261	$69,910	$29,515	$33,223
Ratio to average net assets of:
Expenses, net of reimbursements and credits	1.15%	1.15%	1.15%	1.15%	1.15	%(3)
Expenses, before reimbursements and credits	1.41%	1.39%	1.56%	1.61%	1.47%
Net investment income, net of reimbursements and credits	1.55%	1.90%	2.48%	2.52%	2.29%
Net investment income, before reimbursements and credits	1.29%	1.66%	2.07%	2.06%	1.97%
Portfolio Turnover Rate	83.07%	96.46%	51.42%	47.00%	51.11%

(1)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary for federal income tax purposes.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expense ratio includes custodian credits of approximately $2,000, which represents 0.01 percent of average net assets for the fiscal year ended March 31, 2006. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	18	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

HIGH YIELD FIXED INCOME FUND
Selected per share data	2010	2009	2008		2007	2006
Net Asset Value, Beginning of Year	$5.89	$7.29	$8.24		$8.04	$8.12
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.61	0.55	0.58		0.59	0.56
Net realized and unrealized gains (losses)	1.19	(1.39)	(0.95)		0.20	(0.07)
Total from Investment Operations	1.80	(0.84)	(0.37)		0.79	0.49
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.61)	(0.56)	(0.58)		(0.59)	(0.57)
Total Distributions Paid	(0.61)	(0.56)	(0.58)		(0.59)	(0.57)
Net Asset Value, End of Year	$7.08	$5.89	$7.29		$8.24	$8.04
Total Return(2)	31.76%	(11.88)%	(4.64)%		10.16%	6.23%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$2,960,644	$1,419,454	$1,722,857		$1,820,377	$1,400,747
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.89%	0.90%	0.90	%(3)	0.90%	0.90	%(3)
Expenses, before reimbursements and credits	0.99%	1.01%	1.01%		1.00%	1.03%
Net investment income, net of reimbursements and credits	9.12%	8.41%	7.47%		7.26%	6.99%
Net investment income, before reimbursements and credits	9.02%	8.30%	7.36%		7.16%	6.86%
Portfolio Turnover Rate	176.39%	96.79%	68.47%		69.24%	69.82%

(1)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary for federal income tax purposes.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expense ratio includes custodian credits of approximately $94,000 and $73,000, which represents 0.01 percent of average net assets for the fiscal years ended March 31, 2008 and 2006, respectively. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	19	FIXED INCOME FUNDS

FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS continued

SHORT-INTERMEDIATE U.S. GOVERNMENT FUND
Selected per share data	2010	2009		2008	2007	2006
Net Asset Value, Beginning of Year	$10.62	$10.37		$9.99	$9.90	$10.06
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.09	0.16		0.35	0.41	0.30
Net realized and unrealized gains (losses)	0.08	0.34		0.38	0.09	(0.15)
Total from Investment Operations	0.17	0.50		0.73	0.50	0.15
LESS DISTRIBUTIONS PAID:
From net investment income	(0.10)	(0.16)		(0.35)	(0.41)	(0.31)
From net realized gains	(0.32)	(0.09)		–	–	–
Total Distributions Paid	(0.42)	(0.25)		(0.35)	(0.41)	(0.31)
Net Asset Value, End of Year	$10.37	$10.62		$10.37	$9.99	$9.90
Total Return(1)	1.37%	4.89%		7.49%	5.19%	1.49%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of Year	$794,392	$557,526		$409,888	$127,452	$140,587
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.90%	0.90	%(2)	0.90%	0.90%	0.90%
Expenses, before reimbursements and credits	0.99%	1.00%		1.02%	1.05%	1.03%
Net investment income, net of reimbursements and credits	0.87%	1.50%		3.14%	4.14%	3.01%
Net investment income, before reimbursements and credits	0.78%	1.40%		3.02%	3.99%	2.88%
Portfolio Turnover Rate	1,393.08%	1,169.80%		1,939.44%	878.94%	370.67%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expense ratio includes custodian credits of approximately $29,000, which represents 0.01 percent of average net assets for the fiscal year ended March 31, 2009. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	20	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS OR PERIOD ENDED MARCH 31,

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND
Selected per share data	2010(1)
Net Asset Value, Beginning of Period	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.07
Net realized and unrealized gains	0.10
Total from Investment Operations	0.17
LESS DISTRIBUTIONS PAID:
From net investment income	(0.07)
From net realized gains	–	(2)
Net Asset Value, End of Period	$10.10
Total Return(3)	1.71%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$328,663
Ratio to average net assets of:(4)
Expenses, net of reimbursements and credits	0.25	%(5)
Expenses, before reimbursements and credits	0.50%
Net investment income, net of reimbursements and credits	0.84	%(6)
Net investment income, before reimbursements and credits	0.59	%(6)
Portfolio Turnover Rate	32.98%

(1)	Commenced investment operations on June 18, 2009.
(2)	Per share amounts from distributions from net realized gains were less than $0.01 per share.
(3)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	The net expense ratio includes custodian credits of approximately $20,000 which represents 0.01 percent of average net assets for the period from June 18, 2009 (commencement of operations) to March 31, 2010. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.
(6)	As the Fund commenced investment operations on June 18, 2009, annualized net investment income may not be reflective of amounts that an investor should expect on an annual basis prospectively.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	21	FIXED INCOME FUNDS

FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS continued

ULTRA-SHORT FIXED INCOME FUND
Selected per share data	2010(1)
Net Asset Value, Beginning of Period	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.08
Net realized and unrealized gains	0.11
Total from Investment Operations	0.19
LESS DISTRIBUTIONS PAID:
From net investment income	(0.08)
Total Distributions Paid	(0.08)
Net Asset Value, End of Period	$10.11
Total Return(2)	1.97%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$173,199
Ratio to average net assets of:(3)
Expenses, net of reimbursements and credits	0.25	%(4)
Expenses, before reimbursements and credits	0.55%
Net investment income, net of reimbursements and credits	1.02	%(5)
Net investment income, before reimbursements and credits	0.72	%(5)
Portfolio Turnover Rate	26.61%

(1)	Commenced investment operations on June 18, 2009.
(2)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.
(3)	Annualized for periods less than one year.
(4)	The net expense ratio includes custodian credits of approximately $11,000 which represents 0.01 percent of average net assets for the period from June 18, 2009 (commencement of operations) to March 31, 2010. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.
(5)	As the Fund commenced investment operations on June 18, 2009, annualized net investment income may not be reflective of amounts that an investor should expect on an annual basis prospectively.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	22	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS OR  PERIOD ENDED MARCH 31,

U.S. GOVERNMENT FUND
Selected per share data	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Year	$10.65	$10.26	$9.81	$9.71	$9.91
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.17	0.20	0.38	0.41	0.33
Net realized and unrealized gains (losses)	(0.14)	0.43	0.44	0.10	(0.19)
Total from Investment Operations	0.03	0.63	0.82	0.51	0.14
LESS DISTRIBUTIONS PAID:
From net investment income	(0.17)	(0.21)	(0.37)	(0.41)	(0.34)
From net realized gains	(0.48)	(0.03)	–	–	–
Total Distributions Paid	(0.65)	(0.24)	(0.37)	(0.41)	(0.34)
Net Asset Value, End of Year	$10.03	$10.65	$10.26	$9.81	$9.71
Total Return(1)	0.82%	6.26%	8.61%	5.31%	1.37%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of Year	$98,398	$144,338	$127,215	$143,309	$157,863
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.90%	0.90%	0.90%	0.90%	0.90	%(2)
Expenses, before reimbursements and credits	1.09%	1.07%	1.07%	1.06%	1.05%
Net investment income, net of reimbursements and credits	1.55%	1.98%	3.79%	4.13%	3.34%
Net investment income, before reimbursements and credits	1.36%	1.81%	3.62%	3.97%	3.19%
Portfolio Turnover Rate	1,271.78%	1,055.57%	1,788.89%	785.03%	386.93%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expense ratio includes custodian credits of approximately $16,000, which represents 0.01 percent of average net assets for the fiscal year ended March 31, 2006. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	23	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 3.6%

Automobile – 0.1%

Ford Credit Auto Owner Trust, Series 2008-A, Class A4, 4.37%, 10/15/12	$350	$366

Nissan Auto Receivables Owner Trust, Series 2008-A, Class A4, 4.28%, 6/16/14	350	364

USAA Auto Owner Trust, Series 2009-1, Class A4, 4.77%, 9/15/14	570	610

USAA Auto Owner Trust, Series 2009-2, Class A3, 1.54%, 2/18/14	500	503
USAA Auto Owner Trust, Series 2009-2, Class A4, 2.53%, 7/15/15	200	203
		2,046

Commercial Mortgage Services – 3.2%

Banc of America Commercial Mortgage, Inc., Series 2002-2, Class A3, 5.12%, 7/11/43	190	199

Banc of America Commercial Mortgage, Inc., Series 2003-1, Class A2, 4.65%, 9/11/36	1,000	1,041

Banc of America Commercial Mortgage, Inc., Series 2004-4, Class A3, 4.13%, 7/10/42	93	93

Banc of America Commercial Mortgage, Inc., Series 2004-4, Class A6, 4.88%, 7/10/42	350	354

Banc of America Commercial Mortgage, Inc., Series 2004-5, Class A3, 4.56%, 11/10/41	750	767

Banc of America Commercial Mortgage, Inc., Series 2005-1, Class A4, 5.04%, 11/10/42	530	549

Banc of America Commercial Mortgage, Inc., Series 2006-4, Class A4, 5.63%, 7/10/46	805	816

Banc of America Commercial Mortgage, Inc., Series 2007-1, Class A4, 5.45%, 1/15/49	330	324

Banc of America Commercial Mortgage, Inc., Series 2008-1, Class A4, 6.37%, 2/10/51	500	501

Bear Stearns Commercial Mortgage Securities, Series 2003-PWR2, Class A4, 5.19%, 5/11/39	250	262

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 3.6% – continued

Commercial Mortgage Services – 3.2% – continued

Bear Stearns Commercial Mortgage Securities, Series 2003-T10, Class A2, 4.74%, 3/13/40	$375	$391

Bear Stearns Commercial Mortgage Securities, Series 2003-T12, Class A4, 4.68%, 8/13/39	500	520

Bear Stearns Commercial Mortgage Securities, Series 2004-PWR4, Class A3, 5.47%, 6/11/41	500	519

Bear Stearns Commercial Mortgage Securities, Series 2005-T18, Class A4, 4.93%, 2/13/42	1,000	1,036

Bear Stearns Commercial Mortgage Securities, Series 2006-PW13, Class A4, 5.54%, 9/11/41	1,500	1,544

Bear Stearns Commercial Mortgage Securities, Series 2006-T24, Class A4, 5.54%, 10/12/41	500	511

Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class A4, 5.47%, 1/12/45	1,000	1,019

Bear Stearns Commercial Mortgage Securities, Series 2007-T28, Class A4, 5.74%, 9/11/42	1,225	1,262

Bear Stearns Commercial Mortgage Securities, Series 2007-T28, Class AM, 5.84%, 9/11/42	250	216

Citigroup Commercial Mortgage Trust, Series 2006-C4, Class A3, 5.73%, 3/15/49	240	252

Citigroup Commercial Mortgage Trust, Series 2006-C5, Class A4, 5.43%, 10/15/49	500	502

Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class A4, 5.23%, 7/15/44	1,825	1,891

Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD5, Class A4, 5.89%, 11/15/44	500	500

Commercial Mortgage Pass Through Certificates, Series 2003-LB1A, Class A2, 4.08%, 6/10/38	625	640

Commercial Mortgage Pass Through Certificates, Series 2004-LB2A, Class A4, 4.72%, 3/10/39	500	510

See Notes to the Financial Statements.

FIXED INCOME FUNDS	24	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 3.6% – continued

Commercial Mortgage Services – 3.2% – continued

Commercial Mortgage Pass Through Certificates, Series 2005-C6, Class A5A, 5.12%, 6/10/44	$1,000	$1,034

Credit Suisse Mortgage Capital Certificates, Series 2006-C1, Class A4, 5.55%, 2/15/39	500	515

Credit Suisse Mortgage Capital Certificates, Series 2007-C4, Class A2, 5.81%, 9/15/39	1,000	1,038

CS First Boston Mortgage Securities Corp., Series 2000-C1, Class A2, 7.55%, 4/15/62	2	2

CS First Boston Mortgage Securities Corp., Series 2001-CK6, Class A3, 6.39%, 8/15/36	601	633

CS First Boston Mortgage Securities Corp., Series 2001-CP4 Class A4, 6.18%, 12/15/35	1	1

CS First Boston Mortgage Securities Corp., Series 2002-CKS4, Class A2, 5.18%, 11/15/36	440	463

CS First Boston Mortgage Securities Corp., Series 2003-C3, Class A5, 3.94%, 5/15/38	1,000	1,019

CS First Boston Mortgage Securities Corp., Series 2003-C5, Class A4, 4.90%, 12/15/36	800	838

CS First Boston Mortgage Securities Corp., Series 2005-C1, Class A4, 5.01%, 2/15/38	1,000	1,022

CS First Boston Mortgage Securities Corp., Series 2005-C5, Class A4, 5.10%, 8/15/38	600	611

CS First Boston Mortgage Securities Corp., Series 2005-C6, Class AJ, 5.23%, 12/15/40	390	301

DLJ Commercial Mortgage Corp., Series 2000-CF1, Class A2, 7.76%, 6/10/33	300	300

First Union National Bank Commercial Mortgage, Series 2002-C1, Class A2, 6.14%, 2/12/34	478	503

GE Capital Commercial Mortgage Corp., Series 2001-3, Class A2, 6.07%, 6/10/38	500	526

GE Capital Commercial Mortgage Corp., Series 2002-1A, Class A3, 6.27%, 12/10/35	500	531

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 3.6% – continued

Commercial Mortgage Services – 3.2% – continued

Greenwich Capital Commercial Funding Corp., Series 2003-C1, Class A4, 4.11%, 7/5/35	$470	$483

Greenwich Capital Commercial Funding Corp., Series 2004-GG1, Class A7, 5.32%, 6/10/36	500	526

GS Mortgage Securities Corp. II, Series 2003-C1, Class A3, 4.61%, 1/10/40	200	207

JP Morgan Chase Commercial Mortgage Securities Corp., Series 2003-C1, Class A1, 4.28%, 1/12/37	26	26

JP Morgan Chase Commercial Mortgage Securities Corp., Series 2003-C1, Class A2, 4.99%, 1/12/37	500	524

JP Morgan Chase Commercial Mortgage Securities Corp., Series 2003-LN1, Class A2, 4.92%, 10/15/37	1,400	1,467

JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP5, Class A4, 5.18%, 12/15/44	1,350	1,398

JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB17, Class AJ, 5.49%, 12/12/43	750	464

JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A3, 5.42%, 1/15/49	500	482

LB-UBS Commercial Mortgage Trust, Series 2001-C3, Class A2, 6.37%, 12/15/28	395	413

LB-UBS Commercial Mortgage Trust, Series 2003-C8, Class A4, 5.12%, 11/15/32	805	847

LB-UBS Commercial Mortgage Trust, Series 2004-C1, Class A4, 4.57%, 1/15/31	540	548

LB-UBS Commercial Mortgage Trust, Series 2004-C2, Class A4, 4.37%, 3/15/36	520	523

LB-UBS Commercial Mortgage Trust, Series 2005-C2, Class A5, 5.15%, 4/15/30	1,000	1,029

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	25	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 3.6% – continued

Commercial Mortgage Services – 3.2% – continued

LB-UBS Commercial Mortgage Trust, Series 2006-C3, Class A2, 5.53%, 3/15/32	$500	$510

LB-UBS Commercial Mortgage Trust, Series 2006-C6, Class A4, 5.37%, 9/15/39	800	814

LB-UBS Commercial Mortgage Trust, Series 2006-C7, Class A3, 5.35%, 11/15/38	500	502

LB-UBS Commercial Mortgage Trust, Series 2008-C1, Class A2, 6.15%, 4/15/41	1,000	1,047

Merrill Lynch Mortgage Trust, Series 2003-KEY1, Class A4, 5.24%, 11/12/35	1,500	1,582

Merrill Lynch Mortgage Trust, Series 2004-BPC1, Class A2, 4.07%, 10/12/41	30	30

Merrill Lynch Mortgage Trust, Series 2004-KEY2, Class A2, 4.17%, 8/12/39	188	191

Merrill Lynch Mortgage Trust, Series 2005-MCP1, Class A2, 4.56%, 6/12/43	257	257

Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-8, Class A3, 5.96%, 8/12/49	500	495

Morgan Stanley Capital I, Series 2003-IQ6, Class A4, 4.97%, 12/15/41	1,200	1,258

Morgan Stanley Capital I, Series 2003-T11, Class A4, 5.15%, 6/13/41	1,000	1,055

Morgan Stanley Capital I, Series 2004-HQ4, Class A7, 4.97%, 4/14/40	1,400	1,411

Morgan Stanley Capital I, Series 2004-IQ8, Class A3, 4.50%, 6/15/40	168	170

Morgan Stanley Capital I, Series 2004-IQ8, Class A5, 5.11%, 6/15/40	1,000	1,017

Morgan Stanley Capital I, Series 2005-HQ5, Class A4, 5.17%, 1/14/42	1,000	1,045

Morgan Stanley Capital I, Series 2005-HQ7, Class A4, 5.21%, 11/14/42	520	534

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 3.6% – continued

Commercial Mortgage Services – 3.2% – continued

Morgan Stanley Capital I, Series 2006-HQ8, Class A2, 5.37%, 3/12/44	$300	$305

Morgan Stanley Capital I, Series 2006-HQ9, Class A4, 5.73%, 7/12/44	959	990

Morgan Stanley Capital I, Series 2006-IQ11, Class A4, 5.77%, 10/15/42	500	519

Morgan Stanley Capital I, Series 2006-T23, Class A4, 5.81%, 8/12/41	1,000	1,058

Morgan Stanley Capital I, Series 2007-T27, Class A4, 5.65%, 6/11/42	1,500	1,551

Morgan Stanley Dean Witter Capital I, Series 2001-TOP5, Class A4, 6.39%, 10/15/35	467	492

Morgan Stanley Dean Witter Capital I, Series 2002-IQ3, Class A4, 5.08%, 9/15/37	1,000	1,049

Morgan Stanley Dean Witter Capital I, Series 2003-TOP9, Class A2, 4.74%, 11/13/36	205	213

Wachovia Bank Commercial Mortgage Trust, Series 2002-C2, Class A4, 4.98%, 11/15/34	185	194

Wachovia Bank Commercial Mortgage Trust, Series 2003-C6, Class A4, 5.13%, 8/15/35	500	527

Wachovia Bank Commercial Mortgage Trust, Series 2003-C8, Class A4, 4.96%, 11/15/35	700	730

Wachovia Bank Commercial Mortgage Trust, Series 2004-C11, Class A4, 5.03%, 1/15/41	500	510

Wachovia Bank Commercial Mortgage Trust, Series 2004-C15, Class A4, 4.80%, 10/15/41	1,000	1,006

Wachovia Bank Commercial Mortgage Trust, Series 2005-C17, Class A4, 5.08%, 3/15/42	500	523

Wachovia Bank Commercial Mortgage Trust, Series 2005-C22, Class A4, 5.27%, 12/15/44	1,000	1,024

Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class AM, 5.47%, 1/15/45	500	439

See Notes to the Financial Statements.

FIXED INCOME FUNDS	26	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 3.6% – continued

Commercial Mortgage Services – 3.2% – continued
Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class A4, 5.57%, 10/15/48	$500	$492
		58,033

Credit Card – 0.2%

BA Credit Card Trust, Series 2007-A1, Class A1, 5.17%, 6/15/19	185	199

Capital One Multi-Asset Execution Trust, Series 2006-A10, Class A10, 5.15%, 6/16/14	300	317

Capital One Multi-Asset Execution Trust, Series 2009-A2, Class A2, 3.20%, 4/15/14	500	513

Chase Issuance Trust, Series 2009-A3, Class A3, 2.40%, 6/17/13	500	509

Citibank Credit Card Issuance Trust, Series 2003-A10, Class A10, 4.75%, 12/10/15	130	141

Citibank Credit Card Issuance Trust, Series 2004-A8, Class A8, 4.90%, 12/12/16	350	380

Citibank Credit Card Issuance Trust, Series 2005-A2, Class A2, 4.85%, 3/10/17	500	540

Citibank Credit Card Issuance Trust, Series 2005-A9, Class A9, 5.10%, 11/20/17	170	185

Citibank Credit Card Issuance Trust, Series 2006-A4, Class A4, 5.45%, 5/10/13	100	105

Citibank Credit Card Issuance Trust, Series 2007-A3, Class A3, 6.15%, 6/15/39	100	110

Citibank Credit Card Issuance Trust, Series 2009-A4, Class A4, 4.90%, 6/23/16	500	543

Citibank Credit Card Issuance Trust, Series 2009-A5, Class A5, 2.30%, 12/23/14	400	402
Discover Card Master Trust, Series 2007-A1, Class A1, 5.65%, 3/16/20	300	329
		4,273

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 3.6% – continued

Regional – 0.0%
New Jersey Economic Development Authority, 7.43%, 2/15/29	$100	$110

Utilities – 0.1%

CenterPoint Energy Transition Bond Co. LLC, Series 2009-1, Class A1, 1.83%, 2/15/16	200	200

CenterPoint Energy Transition Bond Co. LLC, Series 2009-1, Class A2, 3.46%, 8/15/19	500	500

CenterPoint Energy Transition Bond Co. LLC, Series 2009-1, Class A3, 4.24%, 8/15/23	500	498

Detroit Edison Securitization Funding LLC, Series 2001-1, Class A5, 6.42%, 3/1/15	250	277

Entergy Texas Restoration Funding LLC, Series 2009-A, Class A3, 4.38%, 11/1/23	100	101
Oncor Electric Delivery Transition Bond Co., Series 2003-1, Class A3, 4.95%, 2/15/15	92	97
		1,673
Total Asset-Backed Securities
(Cost $61,288)		66,135

CORPORATE BONDS – 15.9%

Aerospace/Defense – 0.3%

Boeing (The) Co.,

5.13%, 2/15/13	550	596

3.75%, 11/20/16	400	406

6.13%, 2/15/33	135	142

6.63%, 2/15/38	100	113

5.88%, 2/15/40	75	77

General Dynamics Corp.,

4.25%, 5/15/13	235	251

5.38%, 8/15/15	150	165

L-3 Communications Corp.,

5.20%, 10/15/19 (1)(2)	250	251

Lockheed Martin Corp.,

7.65%, 5/1/16	100	120

4.25%, 11/15/19	500	483

8.50%, 12/1/29	75	97

6.15%, 9/1/36	275	291

Northrop Grumman Corp.,

5.05%, 8/1/19	170	174

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	27	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 15.9% – continued

Aerospace/Defense – 0.3% – continued

Northrop Grumman Systems Corp., 7.75%, 2/15/31	$275	$337

Raytheon Co., 5.38%, 4/1/13	250	273

4.40%, 2/15/20	510	503

United Technologies Corp., 6.10%, 5/15/12	300	328

4.88%, 5/1/15	275	298

5.38%, 12/15/17	390	421

4.50%, 4/15/20	450	452

6.05%, 6/1/36	100	105

6.13%, 7/15/38	175	187
		6,070

Agriculture – 0.2%

Altria Group, Inc., 9.70%, 11/10/18	950	1,168

9.25%, 8/6/19	250	304

9.95%, 11/10/38	150	197

10.20%, 2/6/39	100	134

Archer-Daniels-Midland Co., 5.45%, 3/15/18	325	350

5.38%, 9/15/35	175	168

6.45%, 1/15/38	50	56

Bunge Ltd. Finance Corp., 5.35%, 4/15/14	100	104

8.50%, 6/15/19	60	70

Philip Morris International, Inc., 4.88%, 5/16/13	90	97

5.65%, 5/16/18	625	673

4.50%, 3/26/20	250	244

6.38%, 5/16/38	280	305
Reynolds American, Inc., 7.63%, 6/1/16	150	168
		4,038

Airlines – 0.0%
Continental Airlines, Inc. Class A, 7.25%, 11/10/19	375	401

Apparel – 0.0%
VF Corp., 6.45%, 11/1/37	30	31

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 15.9% – continued

Auto Manufacturers – 0.1%

DaimlerChrysler N.A. LLC, 6.50%, 11/15/13	$850	$942

8.50%, 1/18/31	175	214
		1,156

Auto Parts & Equipment – 0.0%
Johnson Controls, Inc., 5.00%, 3/30/20	155	155

Banks – 3.7%

American Express Bank FSB, 5.50%, 4/16/13	350	375

Bank of America Corp., 6.25%, 4/15/12	350	377

5.38%, 9/11/12	150	159

4.88%, 9/15/12	250	262

4.88%, 1/15/13	300	314

4.90%, 5/1/13	350	366

5.38%, 6/15/14	50	52

5.13%, 11/15/14	400	415

4.50%, 4/1/15	65	66

4.75%, 8/1/15	325	329

5.75%, 8/15/16	100	102

5.63%, 10/14/16	200	207

6.00%, 9/1/17	250	260

5.75%, 12/1/17	865	887

5.65%, 5/1/18	450	455

7.63%, 6/1/19	540	618

6.50%, 9/15/37	25	24

Bank of America N.A., 5.30%, 3/15/17	1,075	1,064

6.00%, 10/15/36	250	231

Bank of New York Mellon (The) Corp.,

5.13%, 11/1/11	50	53

6.38%, 4/1/12	100	109

4.95%, 11/1/12	450	488

4.50%, 4/1/13	120	128

4.30%, 5/15/14	200	211

5.50%, 12/1/17	100	104

5.45%, 5/15/19	75	80

Bank One Corp., 7.75%, 7/15/25	54	61

BB&T Capital Trust II, 6.75%, 6/7/36	75	75

See Notes to the Financial Statements.

FIXED INCOME FUNDS	28	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 15.9% – continued

Banks – 3.7% – continued

BB&T Corp., 4.75%, 10/1/12	$100	$105

5.20%, 12/23/15	600	628

Capital One Financial Corp.,

7.38%, 5/23/14	775	886

5.50%, 6/1/15	250	263

Citigroup, Inc.,

2.88%, 12/9/11	2,000	2,064

6.00%, 2/21/12	550	583

5.25%, 2/27/12	600	628

2.13%, 4/30/12	3,000	3,055

5.50%, 4/11/13	1,000	1,051

6.50%, 8/19/13	100	108

5.13%, 5/5/14	200	204

5.00%, 9/15/14	1,300	1,298

5.30%, 1/7/16	800	815

5.50%, 2/15/17	225	222

6.00%, 8/15/17	100	102

6.13%, 11/21/17	1,075	1,106

6.13%, 5/15/18	350	358

8.50%, 5/22/19	500	584

6.63%, 6/15/32	100	93

6.00%, 10/31/33	350	307

6.88%, 3/5/38	150	152

8.13%, 7/15/39	360	416

Fifth Third Bancorp,

6.25%, 5/1/13	100	108

5.45%, 1/15/17	75	74

8.25%, 3/1/38	125	131

FleetBoston Financial Corp.,

6.88%, 1/15/28	100	100

GMAC, Inc.,

2.20%, 12/19/12	2,000	2,030

Goldman Sachs Group (The), Inc.,

6.60%, 1/15/12	100	108

5.70%, 9/1/12	400	434

5.45%, 11/1/12	500	540

4.75%, 7/15/13	350	370

5.25%, 10/15/13	150	161

6.00%, 5/1/14	650	712

5.50%, 11/15/14	150	161

5.13%, 1/15/15	500	527

5.35%, 1/15/16	1,100	1,159

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 15.9% – continued

Banks – 3.7% – continued

5.75%, 10/1/16	$250	$267

5.63%, 1/15/17	300	307

6.25%, 9/1/17	300	323

5.95%, 1/18/18	835	876

6.15%, 4/1/18	815	862

5.38%, 3/15/20	295	292

5.95%, 1/15/27	150	144

6.75%, 10/1/37	1,165	1,163

HSBC Bank USA N.A.,

4.63%, 4/1/14	425	443

7.00%, 1/15/39	100	110

HSBC USA, Inc.,

3.13%, 12/16/11	3,000	3,106

JPMorgan Chase & Co.,

6.63%, 3/15/12	275	299

2.13%, 6/22/12	3,000	3,057

5.75%, 1/2/13	325	353

4.75%, 5/1/13	275	293

5.13%, 9/15/14	1,100	1,162

5.25%, 5/1/15	350	369

5.15%, 10/1/15	1,050	1,108

6.13%, 6/27/17	100	108

6.00%, 1/15/18	1,110	1,205

4.95%, 3/25/20	375	372

6.40%, 5/15/38	554	598

JPMorgan Chase Bank N.A.,

5.88%, 6/13/16	200	215

6.00%, 10/1/17	150	160

KeyBank N.A.,

5.80%, 7/1/14	250	256

5.45%, 3/3/16	100	98

M&I Marshall & Ilsley Bank,

4.85%, 6/16/15	130	116

M&T Bank Corp.,

5.38%, 5/24/12	100	106

Manufacturers & Traders Trust Co.,

6.63%, 12/4/17	250	268

Mellon Funding Corp.,

5.00%, 12/1/14	100	107

Morgan Stanley,

5.63%, 1/9/12	250	265

2.25%, 3/13/12	1,000	1,020

5.30%, 3/1/13	250	266

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	29	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 15.9% – continued

Banks – 3.7% – continued

4.75%, 4/1/14	$1,300	$1,327

4.20%, 11/20/14	280	281

4.10%, 1/26/15	500	497

6.00%, 4/28/15	1,025	1,098

5.38%, 10/15/15	200	208

5.45%, 1/9/17	325	329

5.55%, 4/27/17	100	102

6.25%, 8/28/17	350	367

5.95%, 12/28/17	175	180

6.63%, 4/1/18	850	907

7.30%, 5/13/19	645	713

5.63%, 9/23/19	475	473

6.25%, 8/9/26	100	102

Morgan Stanley Dean Witter & Co., 6.75%, 4/15/11	200	211

6.60%, 4/1/12	225	244

National City Corp., 4.90%, 1/15/15	200	209

PNC Bank N.A., 4.88%, 9/21/17	100	99

PNC Funding Corp., 4.25%, 9/21/15	250	257

6.70%, 6/10/19	600	670

Regions Financial Corp., 7.38%, 12/10/37	75	65

State Street Corp., 4.30%, 5/30/14	345	365

SunTrust Bank, 6.38%, 4/1/11	175	183

7.25%, 3/15/18	125	134

US Bancorp, 3.15%, 3/4/15	215	213

US Bank N.A., 6.38%, 8/1/11	100	107

6.30%, 2/4/14	300	335

4.95%, 10/30/14	250	266

4.80%, 4/15/15	100	106

USB Capital IX, 6.19%, 10/29/49	100	85

Wachovia Bank N.A., 5.85%, 2/1/37	250	233

6.60%, 1/15/38	300	309

Wachovia Corp., 5.30%, 10/15/11	365	386

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 15.9% – continued

Banks – 3.7% – continued

5.50%, 5/1/13	$525	$567

4.88%, 2/15/14	250	259

5.25%, 8/1/14	150	158

5.63%, 10/15/16	550	580

5.75%, 6/15/17	350	373

5.75%, 2/1/18	600	638

Wells Fargo & Co., 5.13%, 9/1/12	150	159

4.38%, 1/31/13	1,030	1,087

4.95%, 10/16/13	700	739

4.63%, 4/15/14	415	426

5.00%, 11/15/14	100	105

3.63%, 4/15/15	250	248

5.13%, 9/15/16	475	493

5.63%, 12/11/17	445	472

5.38%, 2/7/35	125	116

Wells Fargo Bank N.A., 4.75%, 2/9/15	250	260
Wells Fargo Capital X, 5.95%, 12/15/36	100	92
67,042

Beverages – 0.4%

Anheuser-Busch Cos., Inc., 4.95%, 1/15/14	175	186

5.50%, 1/15/18	375	396

5.95%, 1/15/33	100	99

6.45%, 9/1/37	50	53

Anheuser-Busch InBev Worldwide, Inc., 2.50%, 3/26/13 (1)(2)	100	100

4.13%, 1/15/15	500	515

5.38%, 1/15/20	450	464

Bottling Group LLC, 5.50%, 4/1/16	675	742

Coca-Cola (The) Co., 5.35%, 11/15/17	250	275

4.88%, 3/15/19	400	416

Coca-Cola Enterprises, Inc., 7.38%, 3/3/14	125	146

7.13%, 8/1/17	250	294

4.50%, 8/15/19	45	45

8.50%, 2/1/22	300	388

6.95%, 11/15/26	200	237

6.75%, 9/15/28	50	57

See Notes to the Financial Statements.

FIXED INCOME FUNDS	30	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 15.9% – continued

Beverages – 0.4% – continued

Dr Pepper Snapple Group, Inc., 2.35%, 12/21/12	$60	$60

6.82%, 5/1/18	305	348

PepsiAmericas, Inc., 4.88%, 1/15/15	50	54

PepsiCo, Inc., 5.15%, 5/15/12	75	81

4.65%, 2/15/13	140	151

3.10%, 1/15/15	450	455

5.00%, 6/1/18	650	685

4.50%, 1/15/20	300	303
		6,550

Biotechnology – 0.1%

Amgen, Inc., 4.85%, 11/18/14	175	190

5.85%, 6/1/17	375	416

4.50%, 3/15/20	165	165

6.38%, 6/1/37	100	107

6.40%, 2/1/39	100	108
Genentech, Inc., 4.75%, 7/15/15	150	160
		1,146

Building Materials – 0.0%

CRH America, Inc., 6.00%, 9/30/16	100	107
Martin Marietta Materials, Inc., 6.60%, 4/15/18	100	107
		214

Chemicals – 0.3%

Dow Chemical (The) Co., 6.00%, 10/1/12	50	54

7.60%, 5/15/14	1,000	1,142

5.70%, 5/15/18	100	104

7.38%, 11/1/29	100	111

9.40%, 5/15/39	50	67

EI Du Pont de Nemours & Co., 5.00%, 1/15/13	50	54

3.25%, 1/15/15	350	352

5.25%, 12/15/16	400	432

6.00%, 7/15/18	615	683

6.50%, 1/15/28	100	109

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 15.9% – continued

Chemicals – 0.3% – continued

Monsanto Co., 5.13%, 4/15/18	$240	$254

5.50%, 8/15/25	50	49

PPG Industries, Inc., 6.65%, 3/15/18	220	245

7.70%, 3/15/38	50	60

Praxair, Inc., 3.95%, 6/1/13	275	289

4.50%, 8/15/19	400	404

Rohm & Haas Co., 6.00%, 9/15/17	250	266
Sherwin-Williams (The) Co., 3.13%, 12/15/14	300	301
		4,976

Commercial Services – 0.0%

R.R. Donnelley & Sons Co., 5.50%, 5/15/15	225	226

Western Union (The) Co., 5.93%, 10/1/16	225	249

6.20%, 11/17/36	50	51
		526

Computers – 0.3%

Computer Sciences Corp., 5.50%, 3/15/13	250	268

Dell, Inc., 5.65%, 4/15/18	180	191

5.88%, 6/15/19	100	108

6.50%, 4/15/38	50	53

Hewlett-Packard Co., 6.50%, 7/1/12	75	83

4.50%, 3/1/13	850	910

4.75%, 6/2/14	700	756

International Business Machines Corp., 4.75%, 11/29/12	75	81

5.70%, 9/14/17	1,450	1,607

8.38%, 11/1/19	50	65

6.50%, 1/15/28	100	112

5.60%, 11/30/39	275	277
		4,511

Cosmetics/Personal Care – 0.1%

Avon Products, Inc., 4.80%, 3/1/13	175	186

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	31	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 15.9% – continued

Cosmetics/Personal Care – 0.1% – continued

Estee Lauder (The) Cos., Inc., 6.00%, 5/15/37	$100	$100

Procter & Gamble (The) Co., 4.85%, 12/15/15	1,208	1,325

4.70%, 2/15/19	200	205

5.80%, 8/15/34	100	104

5.55%, 3/5/37	50	51
		1,971

Diversified Financial Services – 2.1%

AEP Texas Central Transition Funding LLC, 5.09%, 7/1/15	170	187

Allstate Life Global Funding Trusts, 5.38%, 4/30/13	1,000	1,089

American Express Co., 5.25%, 9/12/11	150	157

4.88%, 7/15/13	675	712

6.15%, 8/28/17	800	863

7.00%, 3/19/18	300	341

8.13%, 5/20/19	550	666

8.15%, 3/19/38	170	220

American Express Credit Corp., 5.88%, 5/2/13	100	108

Ameriprise Financial, Inc., 7.30%, 6/28/19	75	87

5.30%, 3/15/20	95	96

Bear Stearns (The) Cos. LLC, 5.35%, 2/1/12	200	214

6.95%, 8/10/12	200	222

5.30%, 10/30/15	850	905

5.55%, 1/22/17	50	52

6.40%, 10/2/17	150	166

7.25%, 2/1/18	535	618

BlackRock, Inc., 3.50%, 12/10/14	275	278

5.00%, 12/10/19	130	130

Boeing Capital Corp., 6.50%, 2/15/12	350	382

Capital One Capital V, 10.25%, 8/15/39	350	415

Caterpillar Financial Services Corp., 4.25%, 2/8/13	450	479

6.13%, 2/17/14	100	113

4.75%, 2/17/15	275	295

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 15.9% – continued

Diversified Financial Services – 2.1% – continued

5.85%, 9/1/17	$592	$642

5.45%, 4/15/18	300	317

Charles Schwab (The) Corp., 4.95%, 6/1/14	120	128

Citigroup Funding, Inc., 1.38%, 5/5/11	1,000	1,008

1.88%, 10/22/12	2,000	2,016

Credit Suisse USA, Inc., 6.13%, 11/15/11	425	457

6.50%, 1/15/12	800	870

5.50%, 8/15/13	450	492

4.88%, 1/15/15	375	398

5.38%, 3/2/16	75	80

7.13%, 7/15/32	50	59

General Electric Capital Corp., 5.88%, 2/15/12	600	645

6.00%, 6/15/12	900	975

2.13%, 12/21/12	2,000	2,026

2.80%, 1/8/13	100	101

5.45%, 1/15/13	1,725	1,867

5.90%, 5/13/14	370	407

3.75%, 11/14/14	750	760

4.88%, 3/4/15	350	368

5.00%, 1/8/16	100	105

5.63%, 9/15/17	1,175	1,237

5.63%, 5/1/18	2,575	2,691

5.50%, 1/8/20	200	204

6.75%, 3/15/32	150	159

6.15%, 8/7/37	150	147

5.88%, 1/14/38	600	570

6.88%, 1/10/39	550	593

Goldman Sachs Capital II, 5.79%, 12/29/49	100	85

HSBC Finance Corp., 6.75%, 5/15/11	225	236

6.38%, 10/15/11	550	585

7.00%, 5/15/12	375	409

6.38%, 11/27/12	250	274

4.75%, 7/15/13	325	341

5.50%, 1/19/16	650	683

IBM International Group Capital LLC, 5.05%, 10/22/12	100	109

Jefferies Group, Inc., 8.50%, 7/15/19	350	388

See Notes to the Financial Statements.

FIXED INCOME FUNDS	32	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 15.9% – continued

Diversified Financial Services – 2.1% – continued

John Deere Capital Corp., 7.00%, 3/15/12	$350	$387

4.95%, 12/17/12	200	217

5.10%, 1/15/13	125	136

2.95%, 3/9/15	350	350

5.75%, 9/10/18	200	218

JP Morgan Chase Capital XV, 5.88%, 3/15/35	450	409

Lehman Brothers Holdings Capital Trust VII, 5.86%, 11/29/49 (3)*	50	–

Merrill Lynch & Co., Inc., 6.05%, 8/15/12	400	427

5.45%, 2/5/13	425	450

6.15%, 4/25/13	705	759

5.45%, 7/15/14	330	345

6.05%, 5/16/16	500	510

5.70%, 5/2/17	150	149

6.40%, 8/28/17	200	211

6.88%, 4/25/18	505	544

6.88%, 11/15/18	275	294

6.11%, 1/29/37	150	138

7.75%, 5/14/38	175	194

National Rural Utilities Cooperative Finance Corp., 7.25%, 3/1/12	275	302

5.50%, 7/1/13	300	328

5.45%, 2/1/18	300	317

8.00%, 3/1/32	50	60
SLM Corp., 5.00%, 10/1/13	650	621
		38,593

Electric – 1.4%

Alabama Power Co., 4.85%, 12/15/12	25	27

6.13%, 5/15/38	50	53

American Electric Power Co., Inc., 5.25%, 6/1/15	300	321

Appalachian Power Co., 7.00%, 4/1/38	75	84

Arizona Public Service Co., 6.38%, 10/15/11	150	159

6.50%, 3/1/12	100	108

Carolina Power & Light Co., 5.13%, 9/15/13	540	591

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 15.9% – continued

Electric – 1.4% – continued

CenterPoint Energy Houston Electric LLC, 5.70%, 3/15/13	$150	$163

7.00%, 3/1/14	200	227

Cleveland Electric Illuminating (The) Co., 5.70%, 4/1/17	250	261

Commonwealth Edison Co., 5.95%, 8/15/16	125	137

6.15%, 9/15/17	225	249

5.80%, 3/15/18	300	324

6.45%, 1/15/38	200	214

Consolidated Edison Co., of New York, Inc., 4.88%, 2/1/13	350	376

5.85%, 3/15/36	100	100

6.20%, 6/15/36	200	210

6.75%, 4/1/38	100	113

5.50%, 12/1/39	85	81

Constellation Energy Group, Inc., 4.55%, 6/15/15	100	102

7.60%, 4/1/32	100	114

Consumers Energy Co., 5.50%, 8/15/16 6.13%, 3/15/19	125 200	133 217

Detroit Edison (The) Co., 5.60%, 6/15/18	125	132

5.70%, 10/1/37	50	49

Dominion Resources, Inc., 6.25%, 6/30/12	200	218

5.15%, 7/15/15	50	54

6.00%, 11/30/17	100	109

6.40%, 6/15/18	20	22

5.95%, 6/15/35	250	253

7.00%, 6/15/38	20	23

DTE Energy Co., 7.05%, 6/1/11	100	105

6.38%, 4/15/33	50	47

Duke Energy Carolinas LLC, 5.30%, 10/1/15	100	109

5.25%, 1/15/18	200	211

5.10%, 4/15/18	65	68

6.45%, 10/15/32	106	114

6.10%, 6/1/37	150	157

6.00%, 1/15/38	35	37

6.05%, 4/15/38	25	26

5.30%, 2/15/40	400	379

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	33	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 15.9% – continued

Electric – 1.4% – continued

Duke Energy Corp., 6.25%, 6/15/18	$100	$109

Duke Energy Indiana, Inc., 5.00%, 9/15/13	350	370

6.45%, 4/1/39	250	272

Duke Energy Ohio, Inc., 2.10%, 6/15/13	245	245

Entergy Louisiana LLC, 6.50%, 9/1/18	100	109

5.40%, 11/1/24	150	150

Entergy Texas, Inc., 7.13%, 2/1/19	250	280

Exelon Corp., 5.63%, 6/15/35	75	70

Exelon Generation Co. LLC, 5.20%, 10/1/19	225	227

FirstEnergy Corp., 6.45%, 11/15/11	17	18

FirstEnergy Solutions Corp., 6.80%, 8/15/39	380	372

Florida Power & Light Co., 5.55%, 11/1/17	225	242

5.65%, 2/1/37	350	344

5.95%, 2/1/38	150	154

5.69%, 3/1/40	400	396

Florida Power Corp., 5.80%, 9/15/17	50	54

5.65%, 6/15/18	225	244

6.35%, 9/15/37	50	54

6.40%, 6/15/38	285	310

FPL Group Capital, Inc., 5.35%, 6/15/13	75	81

6.65%, 6/15/67	25	24

Georgia Power Co., 4.25%, 12/1/19	500	491

Metropolitan Edison Co., 4.88%, 4/1/14	200	210

Midamerican Energy Co., 5.30%, 3/15/18	500	521

Midamerican Energy Holdings Co., 5.88%, 10/1/12	325	355

6.13%, 4/1/36	350	353

6.50%, 9/15/37	200	211

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 15.9% – continued

Electric – 1.4% – continued

Midamerican Funding LLC, 6.93%, 3/1/29	$50	$55

Nevada Power Co., 6.65%, 4/1/36	100	106

Nisource Finance Corp., 6.15%, 3/1/13	35	38

5.25%, 9/15/17	450	452

5.45%, 9/15/20	200	198

Northern States Power Co., 6.25%, 6/1/36	100	108

5.35%, 11/1/39	65	62

NSTAR Electric Co., 4.88%, 4/15/14	200	213

Ohio Power Co., 5.50%, 2/15/13	50	54

6.60%, 2/15/33	100	107

Oncor Electric Delivery Co., 6.80%, 9/1/18	225	253

7.25%, 1/15/33	200	225

7.50%, 9/1/38	145	170

Pacific Gas & Electric Co., 4.80%, 3/1/14	225	241

5.63%, 11/30/17	660	710

6.05%, 3/1/34	450	463

5.80%, 3/1/37	100	99

5.40%, 1/15/40	160	151

PacifiCorp, 6.25%, 10/15/37	275	292

6.00%, 1/15/39	60	62

Peco Energy Co., 5.35%, 3/1/18	25	26

Pennsylvania Electric Co., 6.05%, 9/1/17	300	317

Pepco Holdings, Inc., 6.45%, 8/15/12	400	429

PPL Electric Utilities Corp., 6.25%, 5/15/39	125	133

PPL Energy Supply LLC, 5.40%, 8/15/14	250	264

6.50%, 5/1/18	100	107

Progress Energy, Inc., 7.75%, 3/1/31	50	59

6.00%, 12/1/39	450	439

See Notes to the Financial Statements.

FIXED INCOME FUNDS	34	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 15.9% – continued

Electric – 1.4% – continued

PSEG Power LLC, 2.50%, 4/15/13 (1)(2)(4)	$100	$100

5.50%, 12/1/15	175	189

Public Service Co. of Colorado, 7.88%, 10/1/12	300	343

4.88%, 3/1/13	325	352

Public Service Co. of Oklahoma, 6.63%, 11/15/37	125	132

Public Service Electric & Gas Co., 5.13%, 9/1/12	100	108

5.30%, 5/1/18	575	606

5.38%, 11/1/39	250	240

Puget Sound Energy, Inc., 5.48%, 6/1/35	25	23

6.27%, 3/15/37	75	78

5.80%, 3/15/40	250	245

San Diego Gas & Electric Co., 6.13%, 9/15/37	50	54

Sierra Pacific Power Co., 5.45%, 9/1/13	275	297

6.00%, 5/15/16	250	272

South Carolina Electric & Gas Co., 5.25%, 11/1/18	116	121

6.05%, 1/15/38	265	275

Southern California Edison Co., 5.00%, 1/15/14	150	162

5.50%, 8/15/18	100	107

6.65%, 4/1/29	300	327

6.00%, 1/15/34	100	104

5.55%, 1/15/37	125	123

5.95%, 2/1/38	100	104

6.05%, 3/15/39	50	53

5.50%, 3/15/40	150	147

Southern Power Co., 6.25%, 7/15/12	600	656

4.88%, 7/15/15	150	159

Southwestern Electric Power Co., 5.88%, 3/1/18	400	418

6.20%, 3/15/40	200	200

Southwestern Public Service Co., 6.00%, 10/1/36	100	98

Union Electric Co., 6.40%, 6/15/17	400	439

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 15.9% – continued

Electric – 1.4% – continued

Virginia Electric and Power Co., 5.40%, 4/30/18	$425	$451

6.00%, 1/15/36	50	52

8.88%, 11/15/38	300	417

Wisconsin Electric Power Co., 5.70%, 12/1/36	150	149
Xcel Energy, Inc., 6.50%, 7/1/36	100	106
		26,283

Electrical Components & Equipment – 0.0%

Emerson Electric Co., 4.75%, 10/15/15	100	108

5.38%, 10/15/17	100	107

5.25%, 10/15/18	325	346

6.00%, 8/15/32	25	26

6.13%, 4/15/39	50	54
		641

Environmental Control – 0.1%

Browning-Ferris Industries, Inc., 7.40%, 9/15/35	125	139

Republic Services, Inc., 5.50%, 9/15/19 (1)(2)	120	123

5.00%, 3/1/20 (1)(2)	400	392

5.25%, 11/15/21 (1)(2)	500	494

Waste Management, Inc., 6.38%, 11/15/12	100	111

5.00%, 3/15/14	100	106

6.10%, 3/15/18	250	269

6.13%, 11/30/39	400	397
WMX Technologies, Inc., 7.10%, 8/1/26	125	136
		2,167

Food – 0.4%

Campbell Soup Co., 5.00%, 12/3/12	150	163

ConAgra Foods, Inc., 6.75%, 9/15/11	22	24

7.00%, 4/15/19	300	346

7.00%, 10/1/28	100	109

General Mills, Inc., 6.00%, 2/15/12	100	109

5.65%, 9/10/12	200	218

5.20%, 3/17/15	500	543

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	35	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 15.9% – continued

Food – 0.4% – continued

H.J. Heinz Co., 5.35%, 7/15/13	$200	$217

H.J. Heinz Finance Co., 6.63%, 7/15/11	100	107

6.75%, 3/15/32	50	54

Kellogg Co., 5.13%, 12/3/12	200	217

4.15%, 11/15/19	335	331

7.45%, 4/1/31	100	122

Kraft Foods, Inc., 6.25%, 6/1/12	275	301

2.63%, 5/8/13	480	484

5.25%, 10/1/13	125	135

6.50%, 8/11/17	150	168

6.13%, 2/1/18	815	892

6.13%, 8/23/18	50	54

6.50%, 11/1/31	150	154

7.00%, 8/11/37	100	110

6.88%, 2/1/38	100	108

6.88%, 1/26/39	100	108

6.50%, 2/9/40	250	259

Kroger (The) Co., 6.75%, 4/15/12	275	300

5.50%, 2/1/13	175	189

3.90%, 10/1/15	80	81

6.15%, 1/15/20	25	27

7.50%, 4/1/31	200	233

6.90%, 4/15/38	100	112

Safeway, Inc., 5.80%, 8/15/12	225	245

6.35%, 8/15/17	275	305

5.00%, 8/15/19	385	388

Sara Lee Corp., 3.88%, 6/15/13	200	208

Sysco Corp., 6.63%, 3/17/39	200	231

Unilever Capital Corp., 5.90%, 11/15/32	125	131
		7,783

Forest Products & Paper – 0.1%

International Paper Co., 5.30%, 4/1/15	100	105

7.95%, 6/15/18	325	380

7.50%, 8/15/21	350	398

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 15.9% – continued

Forest Products & Paper – 0.1% – continued

7.30%, 11/15/39	$45	$48
		931

Gas – 0.1%

CenterPoint Energy, Inc., 6.50%, 5/1/18	40	42

KeySpan Corp., 5.80%, 4/1/35	175	169

Sempra Energy, 6.15%, 6/15/18	400	432

Southern California Gas Co., 5.75%, 11/15/35	150	153

Southern Union Co., 8.25%, 11/15/29	25	29
		825

Healthcare – Products – 0.1%

Baxter International, Inc., 1.80%, 3/15/13	80	80

4.63%, 3/15/15	100	107

5.38%, 6/1/18	225	242

6.25%, 12/1/37	30	33

Johnson & Johnson, 5.55%, 8/15/17	350	386

5.15%, 7/15/18	200	215

6.95%, 9/1/29	100	120

5.95%, 8/15/37	100	108

Medtronic, Inc., 3.00%, 3/15/15	250	249

4.75%, 9/15/15	200	216

6.50%, 3/15/39	100	112
		1,868

Healthcare – Services – 0.1%

Aetna, Inc., 5.75%, 6/15/11	225	236

6.75%, 12/15/37	150	161

Quest Diagnostics, Inc., 6.40%, 7/1/17	100	111

4.75%, 1/30/20	340	333

UnitedHealth Group, Inc., 5.00%, 8/15/14	6	6

6.63%, 11/15/37	350	364

6.88%, 2/15/38	100	106

WellPoint Health Networks, 6.38%, 1/15/12	100	108

See Notes to the Financial Statements.

FIXED INCOME FUNDS	36	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 15.9% – continued

Healthcare – Services – 0.1% – continued

WellPoint, Inc., 5.25%, 1/15/16	$150	$158

5.88%, 6/15/17	350	376

5.85%, 1/15/36	600	580
		2,539

Home Furnishings – 0.0%
Whirlpool Corp., 5.50%, 3/1/13	250	262

Household Products/Wares – 0.1%

Clorox Co., 5.00%, 3/1/13	350	379

5.00%, 1/15/15	75	80

5.95%, 10/15/17	25	27

Fortune Brands, Inc., 5.38%, 1/15/16	475	495

Kimberly-Clark Corp., 5.00%, 8/15/13	100	109

6.13%, 8/1/17	50	56

6.25%, 7/15/18	150	169

6.63%, 8/1/37	350	399
		1,714

Insurance – 0.7%

Ace INA Holdings, Inc., 5.90%, 6/15/19	355	387

6.70%, 5/15/36	50	56

Aflac, Inc., 6.90%, 12/17/39	80	82

Allstate (The) Corp., 5.55%, 5/9/35	50	48

6.13%, 5/15/37	100	95

6.50%, 5/15/57	225	215

American International Group, Inc., 4.95%, 3/20/12	375	383

5.05%, 10/1/15	100	93

5.85%, 1/16/18	225	209

8.25%, 8/15/18	150	157

6.25%, 5/1/36	100	87

Berkshire Hathaway Finance Corp., 4.63%, 10/15/13	250	270

4.85%, 1/15/15	575	618

5.40%, 5/15/18	300	319

5.75%, 1/15/40	255	252

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 15.9% – continued

Insurance – 0.7% – continued

Berkshire Hathaway, Inc., 3.20%, 2/11/15	$500	$504

Chubb Corp., 6.00%, 11/15/11	200	214

5.75%, 5/15/18	325	351

6.00%, 5/11/37	50	51

6.50%, 5/15/38	85	93

General Electric Global Insurance Holdings Corp., 6.45%, 3/1/19	575	592

Genworth Financial, Inc., 5.75%, 6/15/14	175	179

6.52%, 5/22/18	50	49

Hartford Financial Services Group, Inc., 4.63%, 7/15/13	75	78

5.38%, 3/15/17	150	150

5.50%, 3/30/20	250	246

5.95%, 10/15/36	75	67

Lincoln National Corp., 6.15%, 4/7/36	150	143

6.30%, 10/9/37	100	99

Marsh & McLennan Cos., Inc., 5.75%, 9/15/15	520	551

MetLife, Inc., 6.13%, 12/1/11	200	214

5.00%, 6/15/15	825	865

6.75%, 6/1/16	170	191

5.70%, 6/15/35	200	192

6.40%, 12/15/36	150	134

Principal Life Income Funding Trusts, 5.30%, 4/24/13	150	161

5.10%, 4/15/14	231	242

Progressive (The) Corp., 6.38%, 1/15/12	350	378

Protective Life Corp., 7.38%, 10/15/19	300	319

8.45%, 10/15/39	200	210

Prudential Financial, Inc., 4.50%, 7/15/13	125	131

5.10%, 9/20/14	40	42

3.88%, 1/14/15	200	200

6.00%, 12/1/17	425	450

7.38%, 6/15/19	500	573

5.75%, 7/15/33	50	47

6.63%, 12/1/37	200	210

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	37	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 15.9% – continued

Insurance – 0.7% – continued

Travelers (The) Cos., Inc., 5.50%, 12/1/15	$150	$163

5.80%, 5/15/18	375	402

6.25%, 6/15/37	375	397
Travelers Property Casualty Corp., 5.00%, 3/15/13	100	107
		12,266

Iron/Steel – 0.0%

Nucor Corp., 5.85%, 6/1/18	200	217

6.40%, 12/1/37	150	161
		378

Lodging – 0.0%
Marriott International, Inc., 5.63%, 2/15/13	200	213

Machinery – Construction & Mining – 0.0%

Caterpillar, Inc., 5.70%, 8/15/16	50	55

7.30%, 5/1/31	25	30

6.05%, 8/15/36	50	52
		137

Machinery – Diversified – 0.0%

Deere & Co., 6.95%, 4/25/14	175	202

8.10%, 5/15/30	100	127
		329

Media – 0.9%

CBS Corp., 5.63%, 8/15/12	350	378

5.75%, 4/15/20	250	251

Comcast Cable Communications Holdings, Inc., 8.38%, 3/15/13	100	116

Comcast Corp., 5.30%, 1/15/14	150	161

5.85%, 11/15/15	450	493

6.50%, 1/15/17	1,500	1,668

5.70%, 5/15/18	400	424

6.45%, 3/15/37	175	178

6.95%, 8/15/37	200	216

6.40%, 5/15/38	600	609

6.40%, 3/1/40	95	97

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 15.9% – continued

Media – 0.9% – continued

COX Communications, Inc., 7.13%, 10/1/12	$200	$224

4.63%, 6/1/13	100	106

DirecTV Holdings LLC, 3.55%, 3/15/15 (1)(2)	400	394

DirecTV Holdings LLC/DirecTV Financing Co., Inc., 6.38%, 6/15/15	200	208

5.88%, 10/1/19 (1)(2)	500	520

McGraw-Hill (The) Cos., Inc., 5.90%, 11/15/17	75	79

News America, Inc., 5.30%, 12/15/14	450	493

6.90%, 3/1/19	300	341

6.40%, 12/15/35	125	128

6.65%, 11/15/37	550	578

6.90%, 8/15/39	310	338

Time Warner Cable, Inc., 6.20%, 7/1/13	225	248

5.85%, 5/1/17	1,325	1,419

8.75%, 2/14/19	300	372

5.00%, 2/1/20	365	360

7.30%, 7/1/38	350	390

6.75%, 6/15/39	325	341

Time Warner Entertainment Co. LP, 8.38%, 3/15/23	75	92

Time Warner, Inc., 6.88%, 5/1/12	450	495

5.88%, 11/15/16	1,150	1,256

4.88%, 3/15/20	160	156

6.50%, 11/15/36	600	616

6.20%, 3/15/40	55	54

Viacom, Inc., 6.25%, 4/30/16	585	646

Walt Disney (The) Co., 6.38%, 3/1/12	150	164

5.88%, 12/15/17	300	332

5.50%, 3/15/19	400	434
		15,375

Mining – 0.1%

Alcoa, Inc., 6.00%, 1/15/12	150	158

5.55%, 2/1/17	475	477

6.75%, 7/15/18	80	83

See Notes to the Financial Statements.

FIXED INCOME FUNDS	38	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 15.9% – continued

Mining – 0.1% – continued

5.90%, 2/1/27	$75	$67

5.95%, 2/1/37	100	82

Barrick North America Finance LLC, 6.80%, 9/15/18	175	200

7.50%, 9/15/38	100	118

Freeport-McMoRan Copper & Gold, Inc., 8.38%, 4/1/17	725	807

Newmont Mining Corp., 5.13%, 10/1/19	315	317

5.88%, 4/1/35	100	96
Southern Copper Corp., 7.50%, 7/27/35	100	104
		2,509

Miscellaneous Manufacturing – 0.2%

3M Co., 4.38%, 8/15/13	200	215

5.70%, 3/15/37	350	362

Danaher Corp., 5.63%, 1/15/18	200	218

General Electric Co., 5.00%, 2/1/13	1,105	1,191

5.25%, 12/6/17	250	262

Honeywell International, Inc., 6.13%, 11/1/11	250	270

5.30%, 3/15/17	200	214

5.30%, 3/1/18	290	309

5.70%, 3/15/36	50	50

5.70%, 3/15/37	125	126
Textron, Inc., 5.60%, 12/1/17	125	126
		3,343

Office/Business Equipment – 0.1%

Pitney Bowes, Inc., 4.63%, 10/1/12	100	106

Xerox Corp., 5.50%, 5/15/12	375	398

6.75%, 2/1/17	500	552

5.63%, 12/15/19	120	123

6.75%, 12/15/39	60	63
		1,242

Oil & Gas – 0.5%

Anadarko Petroleum Corp., 5.95%, 9/15/16	450	490

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 15.9% – continued

Oil & Gas – 0.5% – continued

6.95%, 6/15/19	$500	$565

Apache Corp., 5.63%, 1/15/17	250	275

6.00%, 1/15/37	400	421

Conoco, Inc., 6.95%, 4/15/29	150	172

ConocoPhillips, 4.60%, 1/15/15	420	450

5.75%, 2/1/19	1,150	1,254

6.50%, 2/1/39	525	587

ConocoPhillips Australia Funding Co., 5.50%, 4/15/13	325	356

Devon Energy Corp., 6.30%, 1/15/19	500	558

EOG Resources, Inc., 5.63%, 6/1/19	215	231

Hess Corp., 7.13%, 3/15/33	75	84

6.00%, 1/15/40	150	148

Marathon Oil Corp., 6.00%, 10/1/17	550	590

7.50%, 2/15/19	250	294

6.60%, 10/1/37	75	79

Pemex Project Funding Master Trust, 5.75%, 3/1/18	925	952

6.63%, 6/15/35	200	197

Premcor Refining Group (The), Inc., 6.75%, 5/1/14	100	102

Valero Energy Corp., 4.50%, 2/1/15	230	230

7.50%, 4/15/32	50	52

6.63%, 6/15/37	325	309

XTO Energy, Inc., 6.25%, 4/15/13	100	112

4.63%, 6/15/13	75	80

5.65%, 4/1/16	100	111

6.25%, 8/1/17	325	369

6.75%, 8/1/37	400	468

6.38%, 6/15/38	300	336
		9,872

Oil & Gas Services – 0.0%

Halliburton Co., 5.90%, 9/15/18	350	385

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	39	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 15.9% – continued

Oil & Gas Services – 0.0% – continued

6.70%, 9/15/38	$75	$83

7.45%, 9/15/39	100	122
		590

Packaging & Containers – 0.0%
Bemis Co., Inc., 5.65%, 8/1/14	65	70

Pharmaceuticals – 0.7%

Abbott Laboratories, 5.60%, 5/15/11	200	210

5.15%, 11/30/12	300	328

5.88%, 5/15/16	225	254

5.60%, 11/30/17	600	661

6.15%, 11/30/37	50	54

Bristol-Myers Squibb Co., 5.25%, 8/15/13	200	220

5.45%, 5/1/18	340	366

5.88%, 11/15/36	50	51

6.13%, 5/1/38	100	106

Cardinal Health, Inc., 5.80%, 10/15/16	100	105

Eli Lilly & Co., 5.20%, 3/15/17	775	834

Express Scripts, Inc., 7.25%, 6/15/19	440	509

GlaxoSmithKline Capital, Inc., 4.38%, 4/15/14	100	106

5.65%, 5/15/18	800	869

5.38%, 4/15/34	150	146

6.38%, 5/15/38	380	419

McKesson Corp., 5.70%, 3/1/17	275	294

Mead Johnson Nutrition Co., 4.90%, 11/1/19 (1)(2)	250	248

5.90%, 11/1/39 (1)(2)	50	49

Medco Health Solutions, Inc., 7.13%, 3/15/18	300	342

Merck & Co., Inc., 5.30%, 12/1/13	100	111

4.75%, 3/1/15	375	406

6.00%, 9/15/17	350	394

5.00%, 6/30/19	725	758

5.75%, 11/15/36	50	51

5.85%, 6/30/39	100	105

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 15.9% – continued

Pharmaceuticals – 0.7% – continued

Novartis Capital Corp., 1.90%, 4/24/13	$210	$210

4.40%, 4/24/20	185	185

Pfizer, Inc., 4.50%, 2/15/14	250	267

5.35%, 3/15/15	335	369

6.20%, 3/15/19	1,000	1,129

7.20%, 3/15/39	200	244

Pharmacia Corp., 6.60%, 12/1/28	125	141

Teva Pharmaceutical Finance Co. LLC, 5.55%, 2/1/16	100	109

6.15%, 2/1/36	45	47

Wyeth, 5.50%, 2/1/14	815	899

5.50%, 2/15/16	425	474

5.95%, 4/1/37	225	236
		12,306

Pipelines – 0.5%

Buckeye Partners LP, 6.05%, 1/15/18	85	90

CenterPoint Energy Resources Corp., 7.88%, 4/1/13	150	172

6.00%, 5/15/18	85	90

6.63%, 11/1/37	50	51

El Paso Natural Gas Co., 5.95%, 4/15/17	350	365

8.38%, 6/15/32	100	117

Enbridge Energy Partners LP, 5.20%, 3/15/20	95	95

7.50%, 4/15/38	50	59

Energy Transfer Partners LP, 6.13%, 2/15/17	350	376

9.00%, 4/15/19	400	491

7.50%, 7/1/38	50	56

Enterprise Products Operating LLC, 5.65%, 4/1/13	350	378

5.60%, 10/15/14	250	271

6.30%, 9/15/17	335	368

5.25%, 1/31/20	300	303

6.88%, 3/1/33	50	54

7.55%, 4/15/38	50	57

Kinder Morgan Energy Partners LP, 5.13%, 11/15/14	250	265

See Notes to the Financial Statements.

FIXED INCOME FUNDS	40	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 15.9% – continued

Pipelines – 0.5% – continued

5.95%, 2/15/18	$495	$531

6.85%, 2/15/20	70	79

5.80%, 3/1/21	300	314

7.40%, 3/15/31	250	281

7.30%, 8/15/33	100	111

6.95%, 1/15/38	150	162

ONEOK Partners LP, 6.15%, 10/1/16	200	215

8.63%, 3/1/19	350	432

ONEOK, Inc., 5.20%, 6/15/15	200	213

Panhandle Eastern Pipeline Co., 6.20%, 11/1/17	100	106

Plains All American Pipeline LP/PAA Finance Corp., 6.13%, 1/15/17	200	215

6.50%, 5/1/18	300	327

5.75%, 1/15/20	200	205

Spectra Energy Capital LLC, 6.25%, 2/15/13	150	164

5.90%, 9/15/13	125	136

6.20%, 4/15/18	100	108

7.50%, 9/15/38	50	57

Tennessee Gas Pipeline Co., 7.00%, 10/15/28	50	53

Transcontinental Gas Pipe Line Co. LLC, 7.00%, 8/15/11	400	427

Williams (The) Cos., Inc., 8.75%, 3/15/32	93	113

Williams Partners LP, 5.25%, 3/15/20 (1)(2)	180	180

6.30%, 4/15/40 (1)(2)	130	129
		8,216

Real Estate – 0.0%
Regency Centers LP, 5.88%, 6/15/17	25	25

Real Estate Investment Trusts – 0.2%

Boston Properties LP, 6.25%, 1/15/13	100	108

5.88%, 10/15/19	500	519

Brandywine Operating Partnership LP, 5.70%, 5/1/17	150	142

ERP Operating LP, 6.63%, 3/15/12	100	108

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 15.9% – continued

Real Estate Investment Trusts – 0.2% – continued

Health Care Property Investors, Inc., 6.00%, 1/30/17	$150	$150

Hospitality Properties Trust, 6.70%, 1/15/18	75	74

HRPT Properties Trust, 6.25%, 6/15/17	75	74

6.65%, 1/15/18	50	50

Liberty Property LP, 6.63%, 10/1/17	50	51

Prologis, 5.75%, 4/1/16	400	392

Simon Property Group LP, 4.20%, 2/1/15	85	85

5.10%, 6/15/15	250	257

5.25%, 12/1/16	200	198

6.13%, 5/30/18	870	900
		3,108

Retail – 0.6%

Costco Wholesale Corp., 5.50%, 3/15/17	250	274

CVS Caremark Corp., 5.75%, 8/15/11	100	106

5.75%, 6/1/17	700	755

6.25%, 6/1/27	250	260

6.13%, 9/15/39	175	174

Home Depot, Inc., 5.25%, 12/16/13	75	81

5.40%, 3/1/16	800	864

5.88%, 12/16/36	350	340

Kohl’s Corp., 6.88%, 12/15/37	150	167

Lowe’s Cos., Inc., 5.00%, 10/15/15	325	356

5.80%, 10/15/36	100	101

McDonald’s Corp., 4.30%, 3/1/13	175	186

5.80%, 10/15/17	750	837

6.30%, 10/15/37	75	81

Nordstrom, Inc., 6.25%, 1/15/18	325	358

7.00%, 1/15/38	50	56

Target Corp., 5.88%, 3/1/12	430	466

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	41	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 15.9% – continued

Retail – 0.6% – continued

5.38%, 5/1/17	$575	$623

6.50%, 10/15/37	125	136

7.00%, 1/15/38	325	376

Walgreen Co., 5.25%, 1/15/19	525	558

Wal-Mart Stores, Inc., 4.25%, 4/15/13	375	400

4.55%, 5/1/13	1,050	1,129

7.25%, 6/1/13	175	202

2.88%, 4/1/15 (4)	225	225

5.88%, 4/5/27	250	265

5.25%, 9/1/35	175	167

6.20%, 4/15/38	275	296

5.63%, 4/1/40 (4)	155	154

Yum! Brands, Inc., 6.25%, 4/15/16	150	167

6.88%, 11/15/37	50	54
		10,214

Savings & Loans – 0.0%
Golden West Financial Corp., 4.75%, 10/1/12	75	79

Software – 0.2%

Adobe Systems, Inc., 3.25%, 2/1/15	350	351

Fiserv, Inc., 6.13%, 11/20/12	250	272

Microsoft Corp., 5.20%, 6/1/39	200	198

Oracle Corp., 4.95%, 4/15/13	400	435

5.25%, 1/15/16	375	413

5.00%, 7/8/19	530	555

6.50%, 4/15/38	550	607

6.13%, 7/8/39	100	106
		2,937

Telecommunications – 1.0%

AT&T Corp., 8.00%, 11/15/31	165	201

AT&T, Inc., 5.60%, 5/15/18	175	187

5.80%, 2/15/19	900	962

6.80%, 5/15/36	50	53

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 15.9% – continued

Telecommunications – 1.0% – continued

6.30%, 1/15/38	$175	$178

6.40%, 5/15/38	425	437

6.55%, 2/15/39	625	657

BellSouth Corp., 5.20%, 9/15/14	1,100	1,185

5.20%, 12/15/16	1,300	1,382

Bellsouth Telecommunications, Inc., 6.38%, 6/1/28	75	76

Cellco Partnership/Verizon Wireless Capital LLC, 5.55%, 2/1/14	472	516

8.50%, 11/15/18	1,100	1,372

Cisco Systems, Inc., 5.50%, 2/22/16	925	1,031

4.45%, 1/15/20	335	333

5.90%, 2/15/39	500	508

5.50%, 1/15/40	195	187

Embarq Corp., 7.08%, 6/1/16	750	817

8.00%, 6/1/36	400	406

Harris Corp., 6.38%, 6/15/19	50	54

New Cingular Wireless Services Inc., 8.13%, 5/1/12	150	169

8.75%, 3/1/31	150	194

Qwest Corp., 8.38%, 5/1/16	880	990

6.88%, 9/15/33	125	121

SBC Communications, Inc., 5.88%, 2/1/12	100	107

5.10%, 9/15/14	1,450	1,569

6.15%, 9/15/34	125	123

Verizon Communications, Inc., 5.55%, 2/15/16	1,300	1,421

5.50%, 2/15/18	535	567

6.10%, 4/15/18	175	191

6.35%, 4/1/19	650	720

7.35%, 4/1/39	650	753

Verizon Global Funding Corp., 6.88%, 6/15/12	200	222

7.75%, 12/1/30	500	595

Verizon New York, Inc., 7.38%, 4/1/32	150	161

See Notes to the Financial Statements.

FIXED INCOME FUNDS	42	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 15.9% – continued

Telecommunications – 1.0% – continued
Verizon Virginia, Inc., 4.63%, 3/15/13	$450	$472
		18,917

Toys, Games & Hobbies – 0.0%
Hasbro, Inc., 6.35%, 3/15/40	150	148

Transportation – 0.2%

Burlington Northern Santa Fe Corp., 6.75%, 7/15/11	100	106

5.65%, 5/1/17	500	536

6.15%, 5/1/37	100	103

CSX Corp., 5.50%, 8/1/13	200	216

6.00%, 10/1/36	100	99

6.15%, 5/1/37	150	151

Federal Express Corp., 9.65%, 6/15/12	75	86

FedEx Corp., 8.00%, 1/15/19	40	49

Norfolk Southern Corp., 5.26%, 9/17/14	200	214

5.90%, 6/15/19	320	346

7.25%, 2/15/31	500	581

Union Pacific Corp., 6.50%, 4/15/12	50	55

7.00%, 2/1/16	100	116

5.75%, 11/15/17	625	670

United Parcel Service of America, Inc., 8.38%, 4/1/20	50	65

United Parcel Service, Inc., 5.50%, 1/15/18	775	848

6.20%, 1/15/38	150	163
		4,404

Water – 0.0%
American Water Capital Corp., 6.59%, 10/15/37	75	79
Total Corporate Bonds
(Cost $272,034)		289,150

FOREIGN ISSUER BONDS – 6.3%

Banks – 1.5%

Bank of Nova Scotia, 3.40%, 1/22/15 (4)	500	503

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 6.3% – continued

Banks – 1.5% – continued

Barclays Bank PLC, 5.45%, 9/12/12	$300	$323

6.75%, 5/22/19	1,300	1,438

5.13%, 1/8/20	190	187

Credit Suisse, 5.00%, 5/15/13	900	967

3.50%, 3/23/15	250	249

6.00%, 2/15/18	190	201

5.30%, 8/13/19	300	308

Credit Suisse A.G., 5.40%, 1/14/20	500	504

Deutsche Bank A.G., 2.38%, 1/11/13	100	100

4.88%, 5/20/13	400	429

3.45%, 3/30/15	500	497

6.00%, 9/1/17	1,225	1,343

HSBC Holdings PLC, 5.25%, 12/12/12	700	749

6.50%, 9/15/37	300	311

6.80%, 6/1/38	150	161

Korea Development Bank, 5.30%, 1/17/13	205	218

4.38%, 8/10/15	245	249

Kreditanstalt fuer Wiederaufbau, 4.75%, 5/15/12	2,000	2,142

3.25%, 3/15/13	2,700	2,807

3.50%, 5/16/13	225	235

4.00%, 10/15/13	1,200	1,274

3.50%, 3/10/14	250	260

4.13%, 10/15/14	500	525

2.63%, 3/3/15	1,000	991

4.88%, 1/17/17	200	217

4.38%, 3/15/18	375	389

4.00%, 1/27/20	1,500	1,495

0.00%, 6/29/37	500	122

Landwirtschaftliche Rentenbank, 5.25%, 7/15/11	175	185

3.25%, 3/15/13	350	363

3.13%, 7/15/15	525	527

5.13%, 2/1/17	900	982

Oesterreichische Kontrollbank A.G., 3.13%, 10/14/11	100	103

4.75%, 10/16/12	850	914

1.75%, 3/11/13	200	200

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	43	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 6.3% – continued

Banks – 1.5% – continued

3.63%, 6/17/13	$170	$177

4.50%, 3/9/15	650	690

5.00%, 4/25/17	100	108

Royal Bank of Canada, 5.65%, 7/20/11	250	266

Royal Bank of Scotland (The) PLC, 4.88%, 3/16/15	200	200

Royal Bank of Scotland Group PLC, 5.00%, 10/1/14	400	383

6.40%, 10/21/19	200	200

UBS A.G., 5.88%, 7/15/16	450	463

5.88%, 12/20/17	640	663

5.75%, 4/25/18	125	128

UFJ Finance Aruba AEC, 6.75%, 7/15/13	200	224
Westpac Banking Corp., 4.88%, 11/19/19	1,000	993
		26,963

Beverages – 0.1%

Diageo Capital PLC, 5.13%, 1/30/12	25	27

5.50%, 9/30/16	150	163

5.75%, 10/23/17	850	921
Diageo Finance B.V., 5.50%, 4/1/13	225	245
		1,356

Building Materials – 0.0%
Lafarge S.A., 6.50%, 7/15/16	225	238

Chemicals – 0.0%

Potash Corp. of Saskatchewan, Inc., 7.75%, 5/31/11	150	161

3.75%, 9/30/15	300	303

6.50%, 5/15/19	135	150

5.88%, 12/1/36	50	49
		663

Diversified Financial Services – 0.1%

BP Capital Markets PLC, 4.75%, 3/10/19	1,200	1,233

ConocoPhillips Canada Funding Co., 5.95%, 10/15/36	250	259

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 6.3% – continued

Diversified Financial Services – 0.1% – continued

Credit Suisse, 5.86%, 5/15/17	$150	$141

MUFG Capital Finance 1 Ltd., 6.35%, 7/25/49	500	496
Nomura Holdings Inc., 5.00%, 3/4/15	235	240
		2,369

Electric – 0.1%

Hydro-Quebec, 6.30%, 5/11/11	350	371

8.00%, 2/1/13	250	291

9.40%, 2/1/21	200	272

Ontario Electricity Financial Corp., 7.45%, 3/31/13	150	172

Scottish Power Ltd., 5.38%, 3/15/15	100	106
TransAlta Corp., 4.75%, 1/15/15	370	382
		1,594

Electronics – 0.0%

Koninklijke Philips Electronics N.V., 4.63%, 3/11/13	200	214

6.88%, 3/11/38	225	254
		468

Healthcare – Products – 0.0%

Covidien International Finance S.A., 6.00%, 10/15/17	300	329

6.55%, 10/15/37	25	28
		357

Holding Companies – Diversified – 0.0%
EnCana Holdings Finance Corp., 5.80%, 5/1/14	100	110

Insurance – 0.0%

Allied World Assurance Co. Holdings Ltd., 7.50%, 8/1/16	100	108

AXA S.A., 8.60%, 12/15/30	75	91
XL Capital Ltd., 6.50%, 4/15/17	50	43
		242

See Notes to the Financial Statements.

FIXED INCOME FUNDS	44	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 6.3% – continued

Iron/Steel – 0.1%

ArcelorMittal, 6.13%, 6/1/18	$500	$525

9.85%, 6/1/19	250	318

7.00%, 10/15/39	150	154
		997

Media – 0.0%

Thomson Reuters Corp., 5.95%, 7/15/13	375	414

5.85%, 4/15/40	150	146
		560

Mining – 0.3%

Barrick Gold Corp., 6.95%, 4/1/19	300	343

BHP Billiton Finance USA Ltd., 4.80%, 4/15/13	300	322

5.50%, 4/1/14	300	330

5.25%, 12/15/15	250	273

5.40%, 3/29/17	100	108

6.50%, 4/1/19	200	229

Rio Tinto Alcan, Inc., 4.50%, 5/15/13	100	105

5.20%, 1/15/14	100	106

6.13%, 12/15/33	100	103

Rio Tinto Finance USA Ltd., 6.50%, 7/15/18	675	760

9.00%, 5/1/19	575	738

Vale Overseas Ltd., 6.25%, 1/23/17	775	840

5.63%, 9/15/19	55	57

6.88%, 11/21/36	275	285

6.88%, 11/10/39	125	130
		4,729

Miscellaneous Manufacturing – 0.1%

Ingersoll-Rand Global Holding Co. Ltd., 6.00%, 8/15/13	200	220

Tyco Electronics Group S.A., 6.55%, 10/1/17	50	55

7.13%, 10/1/37	50	55

Tyco International Finance S.A., 4.13%, 10/15/14	55	57

8.50%, 1/15/19	50	62

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 6.3% – continued

Miscellaneous Manufacturing – 0.1% – continued
Tyco International Ltd./Tyco International Finance S.A., 6.88%, 1/15/21	$500	$571
		1,020

Multi-National – 1.0%

Asian Development Bank, 4.50%, 9/4/12	1,000	1,065

5.50%, 6/27/16	600	673

5.59%, 7/16/18	50	55

Corp. Andina de Fomento, 5.20%, 5/21/13	100	106

5.75%, 1/12/17	100	102

European Bank for Reconstruction & Development, 3.63%, 6/17/13	190	200

European Investment Bank, 2.63%, 5/16/11	200	204

3.13%, 7/15/11	500	515

1.75%, 9/14/12	250	252

1.63%, 3/15/13	200	199

3.25%, 5/15/13	1,025	1,065

3.38%, 6/12/13	750	782

4.25%, 7/15/13	1,800	1,925

2.38%, 3/14/14	2,500	2,499

4.63%, 5/15/14	750	812

2.88%, 1/15/15	550	552

2.75%, 3/23/15	500	496

4.88%, 1/17/17	800	868

5.13%, 5/30/17	350	384

4.88%, 2/15/36	200	198

Inter-American Development Bank, 5.00%, 4/5/11	100	104

4.38%, 9/20/12	1,200	1,285

3.50%, 7/8/13	200	210

4.25%, 9/10/18	400	416

3.88%, 9/17/19	600	601

3.88%, 2/14/20	500	488

International Bank for Reconstruction & Development, 2.00%, 4/2/12	1,300	1,323

5.00%, 4/1/16	450	496

9.25%, 7/15/17	100	134

4.75%, 2/15/35	25	24

International Finance Corp., 5.13%, 5/2/11	150	156

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	45	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 6.3% – continued

Multi-National – 1.0% – continued

4.75%, 4/25/12	$25	$26

3.50%, 5/15/13	300	296
Nordic Investment Bank, 5.00%, 2/1/17	100	108
		18,619

Oil & Gas – 0.6%

Alberta Energy Co. Ltd., 7.38%, 11/1/31	75	85

Anadarko Finance Co., 7.50%, 5/1/31	75	84

Canadian Natural Resources Ltd., 5.70%, 5/15/17	225	240

5.90%, 2/1/18	250	271

6.25%, 3/15/38	150	155

6.75%, 2/1/39	50	55

Cenovus Energy, Inc., 4.50%, 9/15/14 (1)(2)	50	52

6.75%, 11/15/39 (1)(2)	65	70

Conoco Funding Co., 6.35%, 10/15/11	300	324

Devon Financing Corp. ULC, 6.88%, 9/30/11	250	270

7.88%, 9/30/31	200	248

EnCana Corp., 5.90%, 12/1/17	725	785

6.50%, 5/15/19	75	84

6.63%, 8/15/37	75	81

6.50%, 2/1/38	100	106

Marathon Global Funding Corp., 6.00%, 7/1/12	200	217

Nexen, Inc., 5.05%, 11/20/13	250	269

6.20%, 7/30/19	60	65

7.88%, 3/15/32	75	87

7.50%, 7/30/39	330	376

Petrobras International Finance Co., 5.75%, 1/20/20	665	681

6.88%, 1/20/40	395	408

Petro-Canada, 4.00%, 7/15/13	200	206

6.05%, 5/15/18	50	54

5.95%, 5/15/35	100	98

6.80%, 5/15/38	50	53

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 6.3% – continued

Oil & Gas – 0.6% – continued

Petroleos Mexicanos, 6.00%, 3/5/20 (1)(2)	$550	$564

Shell International Finance B.V., 1.88%, 3/25/13	255	255

4.30%, 9/22/19	1,450	1,430

6.38%, 12/15/38	600	661

Statoil ASA, 5.25%, 4/15/19	750	783

7.75%, 6/15/23	100	124

Suncor Energy, Inc., 6.10%, 6/1/18	275	296

7.15%, 2/1/32	100	110

5.95%, 12/1/34	50	49

6.50%, 6/15/38	100	104

Talisman Energy, Inc., 7.75%, 6/1/19	175	208

Transocean, Inc., 6.00%, 3/15/18	225	245

6.80%, 3/15/38	200	225
		10,478

Oil & Gas Services – 0.1%

Weatherford International Ltd., 5.50%, 2/15/16	200	213

6.00%, 3/15/18	725	757

9.63%, 3/1/19	100	127

6.50%, 8/1/36	125	124
		1,221

Pharmaceuticals – 0.1%

AstraZeneca PLC, 5.40%, 9/15/12	450	491

5.90%, 9/15/17	800	893

6.45%, 9/15/37	50	56
Novartis Securities Investment Ltd., 5.13%, 2/10/19	850	901
		2,341

Pipelines – 0.1%

Enbridge, Inc., 5.80%, 6/15/14	75	83

TransCanada Pipelines Ltd., 6.50%, 8/15/18	465	527

5.85%, 3/15/36	275	274

6.20%, 10/15/37	50	52

See Notes to the Financial Statements.

FIXED INCOME FUNDS	46	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 6.3% – continued

Pipelines – 0.1% – continued

7.63%, 1/15/39	$295	$359

6.35%, 5/15/67	100	95
		1,390

Regional – 0.3%

Province of British Columbia Canada, 4.30%, 5/30/13	100	107

7.25%, 9/1/36	175	223

Province of Manitoba Canada, 4.90%, 12/6/16	200	216

9.25%, 4/1/20	150	201

Province of Nova Scotia Canada, 5.75%, 2/27/12	100	108

8.25%, 7/30/22	200	258

Province of Ontario Canada, 3.38%, 5/20/11	75	77

4.38%, 2/15/13	250	267

3.50%, 7/15/13	100	104

2.95%, 2/5/15	400	401

4.75%, 1/19/16	200	215

5.45%, 4/27/16	350	386

4.95%, 11/28/16	650	705

4.00%, 10/7/19 (4)	835	820

Province of Quebec Canada, 5.13%, 11/14/16	250	274

4.63%, 5/14/18	350	365

7.50%, 7/15/23	300	371

7.13%, 2/9/24	100	120

7.50%, 9/15/29	375	488
Province of Saskatchewan Canada, 8.50%, 7/15/22	200	265
		5,971

Sovereign – 1.2%

Brazilian Government International Bond, 6.00%, 1/17/17	1,250	1,358

8.00%, 1/15/18	356	414

8.88%, 10/14/19	1,075	1,384

8.88%, 4/15/24	600	792

7.13%, 1/20/37	250	285

11.00%, 8/17/40	835	1,118

5.63%, 1/7/41	135	127

Canada Government International Bond, 2.38%, 9/10/14	240	240

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 6.3% – continued

Sovereign – 1.2% – continued

Eksportfinans ASA, 5.00%, 2/14/12	$250	$267

1.88%, 4/2/13	500	498

5.50%, 5/25/16	100	110

5.50%, 6/26/17	200	218

Export Development Canada, 3.50%, 5/16/13	670	702

Israel Government International Bond, 5.50%, 11/9/16	225	248

5.13%, 3/26/19	250	259

Japan Bank for International Cooperation, 2.13%, 11/5/12	1,000	1,010

4.25%, 6/18/13	200	213

2.88%, 2/2/15	500	501

Mexico Government International Bond, 6.38%, 1/16/13	875	971

6.63%, 3/3/15	500	565

5.63%, 1/15/17	770	824

8.13%, 12/30/19	400	498

7.50%, 4/8/33	100	119

6.75%, 9/27/34	750	825

Peruvian Government International Bond, 8.38%, 5/3/16	500	608

7.35%, 7/21/25	250	290

6.55%, 3/14/37	250	267

Poland Government International Bond, 5.00%, 10/19/15	475	501

6.38%, 7/15/19	400	438

Republic of Hungary, 6.25%, 1/29/20	175	186

Republic of Italy, 5.63%, 6/15/12	400	432

5.25%, 9/20/16	1,000	1,072

5.38%, 6/12/17	1,675	1,800

5.38%, 6/15/33	175	174

Republic of Korea, 4.25%, 6/1/13	100	105

4.88%, 9/22/14	400	425

5.13%, 12/7/16	125	132

7.13%, 4/16/19	150	176

South Africa Government International Bond, 7.38%, 4/25/12	250	274

6.88%, 5/27/19	275	307

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	47	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 6.3% – continued

Sovereign – 1.2% – continued

Svensk Exportkredit AB, 4.88%, 9/29/11	$225	$237

5.13%, 3/1/17	500	544

United Mexican States, 5.13%, 1/15/20	360	364

6.05%, 1/11/40	120	120
		21,998

Telecommunications – 0.6%

America Movil S.A.B de C.V., 5.75%, 1/15/15	400	437

6.13%, 11/15/37	200	195

British Telecommunications PLC, 5.95%, 1/15/18	575	590

9.63%, 12/15/30	100	126

Deutsche Telekom International Finance B.V., 5.88%, 8/20/13	775	845

5.75%, 3/23/16	525	564

8.75%, 6/15/30	400	512

France Telecom S.A., 5.38%, 7/8/19	500	528

8.50%, 3/1/31	175	232

Nokia OYJ, 5.38%, 5/15/19	325	342

Rogers Communications, Inc., 6.80%, 8/15/18	600	683

Telecom Italia Capital S.A., 5.25%, 11/15/13	475	498

5.25%, 10/1/15	675	691

6.38%, 11/15/33	50	46

7.72%, 6/4/38	450	483

Telefonica Emisiones SAU, 4.95%, 1/15/15	335	354

6.42%, 6/20/16	900	1,000

7.05%, 6/20/36	450	507

Telefonos de Mexico S.A.B de C.V., 5.50%, 1/27/15	125	134

TELUS Corp., 8.00%, 6/1/11	87	94

Vodafone Group PLC, 5.00%, 12/16/13	850	917

5.00%, 9/15/15	450	476

5.63%, 2/27/17	225	241

6.15%, 2/27/37	375	384
		10,879

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 6.3% – continued

Transportation – 0.0%

Canadian National Railway Co., 4.40%, 3/15/13	$450	$475

6.90%, 7/15/28	25	29

6.20%, 6/1/36	25	27

6.38%, 11/15/37	50	55

Canadian Pacific Railway Co., 6.50%, 5/15/18	50	54

5.95%, 5/15/37	50	49
		689
Total Foreign Issuer Bonds
(Cost $110,601)		115,252

U.S. GOVERNMENT AGENCIES – 42.3% (5)

Fannie Mae – 19.8%

6.00%, 5/15/11	500	530

1.88%, 4/20/12	9,000	9,117

1.75%, 8/10/12	3,000	3,020

4.38%, 9/15/12	3,000	3,210

4.75%, 11/19/12	2,775	3,002

3.63%, 2/12/13	2,800	2,951

4.38%, 3/15/13	3,300	3,552

1.75%, 7/5/13	2,000	1,995

3.88%, 7/12/13	1,900	2,023

4.63%, 10/15/13	3,200	3,483

2.75%, 3/13/14	4,000	4,072

5.00%, 3/15/16	500	548

5.00%, 5/11/17	1,000	1,087

5.80%, 2/9/26	3,670	3,793

6.63%, 11/15/30	200	239

6.00%, 4/18/36	2,000	2,116

5.63%, 7/15/37	1,000	1,046

Pool #255376, 6.00%, 8/1/19	177	192

Pool #255695, 2.83%, 3/1/35	51	52

Pool #256675, 5.00%, 4/1/27	413	430

Pool #256677, 6.00%, 4/1/27	285	305

Pool #256792, 6.50%, 6/1/22	261	282

Pool #256925, 6.00%, 10/1/37	679	723

See Notes to the Financial Statements.

FIXED INCOME FUNDS	48	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 42.3% (5) – continued

Fannie Mae – 19.8% – continued

Pool #256959, 6.00%, 11/1/37	$3,061	$3,257

Pool #256985, 7.00%, 11/1/37	873	969

Pool #257057, 5.00%, 1/1/28	1,267	1,317

Pool #257106, 4.50%, 1/1/28	203	207

Pool #257237, 4.50%, 6/1/28	505	516

Pool #257239, 5.50%, 6/1/28	700	742

Pool #257243, 7.00%, 6/1/38	2,105	2,333

Pool #257367, 5.50%, 9/1/28	1,658	1,758

Pool #357630, 5.00%, 10/1/19	262	279

Pool #707791, 5.00%, 6/1/33	1,906	1,978

Pool #709239, 5.00%, 7/1/18	1,344	1,434

Pool #720049, 5.50%, 7/1/33	642	681

Pool #722424, 4.34%, 7/1/33	89	92

Pool #725185, 5.00%, 2/1/19	305	325

Pool #725425, 5.50%, 4/1/34	621	658

Pool #730811, 4.50%, 8/1/33	720	729

Pool #735222, 5.00%, 2/1/35	346	359

Pool #735358, 5.50%, 2/1/35	1,212	1,283

Pool #735502, 6.00%, 4/1/35	181	196

Pool #737853, 5.00%, 9/1/33	3,001	3,114

Pool #745418, 5.50%, 4/1/36	717	758

Pool #745754, 5.00%, 9/1/34	2,829	2,935

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 42.3% (5) – continued

Fannie Mae – 19.8% – continued

Pool #745826, 6.00%, 7/1/36	$3,875	$4,136

Pool #746272, 4.00%, 10/1/18	1,039	1,078

Pool #747383, 5.50%, 10/1/33	1,025	1,088

Pool #753678, 4.79%, 12/1/33	397	414

Pool #755632, 5.00%, 4/1/34	1,858	1,925

Pool #766083, 4.60%, 2/1/34	45	47

Pool #772730, 5.00%, 4/1/34	1,300	1,348

Pool #773287, 4.03%, 3/1/35	410	416

Pool #790406, 6.00%, 9/1/34	628	678

Pool #793666, 5.50%, 9/1/34	677	716

Pool #796250, 5.50%, 11/1/34	478	507

Pool #800471, 5.50%, 10/1/34	2,774	2,938

Pool #807701, 4.50%, 12/1/19	332	349

Pool #811944, 4.50%, 1/1/20	481	504

Pool #815639, 4.96%, 6/1/35	68	70

Pool #817795, 6.00%, 8/1/36	561	599

Pool #820998, 4.00%, 4/1/35	140	144

Pool #821912, 4.92%, 6/1/35	1,068	1,104

Pool #822455, 4.66%, 4/1/35	202	209

Pool #826057, 5.00%, 7/1/35	592	613

Pool # 826368, 5.12%, 7/1/35	437	461

Pool #826585, 5.00%, 8/1/35	1,877	1,941

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	49	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 42.3% (5) – continued

Fannie Mae – 19.8% – continued

Pool #828523, 5.00%, 7/1/35	$972	$1,006

Pool #831676, 6.50%, 8/1/36	254	278

Pool #832628, 5.50%, 9/1/20	223	240

Pool #833067, 5.50%, 9/1/35	3,237	3,422

Pool #835517, 4.95%, 8/1/35	164	173

Pool #840577, 5.00%, 10/1/20	192	205

Pool #844909, 4.50%, 10/1/20	254	266

Pool #845425, 6.00%, 2/1/36	3,037	3,242

Pool #846600, 5.16%, 1/1/36	937	984

Pool #847921, 5.50%, 11/1/20	671	723

Pool #850614, 5.48%, 1/1/36	203	212

Pool #863759, 4.00%, 12/1/20	265	270

Pool #864435, 4.50%, 12/1/20	719	754

Pool #866109, 5.14%, 12/1/35	81	85

Pool #869217, 5.44%, 2/1/36	325	339

Pool #869710, 6.00%, 4/1/36	1,505	1,607

Pool #871135, 6.00%, 1/1/37	535	571

Pool #880505, 6.00%, 8/1/21	182	197

Pool #881818, 6.50%, 8/1/36	2,146	2,332

Pool #882055, 5.49%, 6/1/36	273	283

Pool #884776, 5.55%, 10/1/36	512	535

Pool #885769, 6.00%, 6/1/36	205	218

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 42.3% (5) – continued

Fannie Mae – 19.8% – continued

Pool #885866, 6.00%, 6/1/36	$675	$721

Pool #887019, 5.85%, 6/1/36	772	811

Pool #887111, 5.50%, 5/1/20	133	144

Pool #888100, 5.50%, 9/1/36	2,324	2,461

Pool #888152, 5.00%, 5/1/21	525	560

Pool #888205, 6.50%, 2/1/37	589	640

Pool #888318, 5.64%, 2/1/37	374	392

Pool #888447, 4.00%, 5/1/21	322	327

Pool #889224, 5.50%, 1/1/37	3,081	3,258

Pool #889390, 6.00%, 3/1/23	564	610

Pool #889401, 6.00%, 3/1/38	2,655	2,834

Pool #889415, 6.00%, 5/1/37	6,308	6,733

Pool #889630, 6.50%, 3/1/38	707	767

Pool #889886, 7.00%, 12/1/37	814	902

Pool #889970, 5.00%, 12/1/36	2,206	2,282

Pool #892536, 6.50%, 9/1/36	387	421

Pool #892968, 6.50%, 8/1/21	83	90

Pool #893363, 5.00%, 6/1/36	563	582

Pool #893366, 5.00%, 4/1/35	760	788

Pool #894453, 5.91%, 9/1/36	1,559	1,634

Pool #897519, 5.70%, 11/1/36	34	36

Pool #898089, 5.50%, 7/1/26	408	433

See Notes to the Financial Statements.

FIXED INCOME FUNDS	50	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 42.3% (5) – continued

Fannie Mae – 19.8% – continued

Pool #898417, 6.00%, 10/1/36	$903	$963

Pool #899079, 5.00%, 3/1/37	1,091	1,127

Pool #902188, 5.76%, 11/1/36	64	67

Pool #902414, 5.50%, 11/1/36	2,210	2,333

Pool #905090, 5.50%, 10/1/21	338	363

Pool #905759, 5.88%, 12/1/36	181	190

Pool #906090, 5.50%, 1/1/37	1,879	1,983

Pool #906237, 5.73%, 1/1/37	415	435

Pool #907818, 5.64%, 1/1/37	59	62

Pool #910147, 5.00%, 3/1/22	704	744

Pool #910338, 5.75%, 3/1/37	143	149

Pool #912414, 4.50%, 1/1/22	865	901

Pool #914522, 5.73%, 3/1/37	65	68

Pool #915499, 5.00%, 3/1/37	1,181	1,220

Pool #915870, 7.00%, 4/1/37	332	368

Pool #918515, 5.00%, 6/1/37	1,249	1,290

Pool #918832, 6.00%, 4/1/37	4,596	4,890

Pool #919461, 5.73%, 4/1/37	61	64

Pool #920457, 4.91%, 8/1/36	45	47

Pool #920988, 5.98%, 11/1/36	33	35

Pool #923023, 6.46%, 1/1/37	845	884

Pool #923123, 5.00%, 4/1/36	340	352

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 42.3% (5) – continued

Fannie Mae – 19.8% – continued

Pool #923166, 7.50%, 1/1/37	$288	$323

Pool #928261, 4.50%, 3/1/36	426	431

Pool #928584, 6.50%, 8/1/37	2,323	2,521

Pool #928909, 6.00%, 12/1/37	28	30

Pool #928915, 6.00%, 11/1/37	300	319

Pool #930606, 4.00%, 2/1/39	4,809	4,668

Pool #932023, 5.00%, 1/1/38	2,076	2,148

Pool #934466, 5.50%, 9/1/23	2,100	2,249

Pool #935304, 4.50%, 7/1/39	700	701

Pool #940623, 5.50%, 8/1/37	936	988

Pool #943388, 6.00%, 6/1/37	2,241	2,384

Pool #943617, 6.00%, 8/1/37	1,800	1,915

Pool #945868, 5.50%, 8/1/37	4,933	5,204

Pool #945876, 5.50%, 8/1/37	795	839

Pool #946527, 7.00%, 9/1/37	334	371

Pool #947216, 6.00%, 10/1/37	615	654

Pool #949391, 5.50%, 8/1/22	168	180

Pool #953018, 6.50%, 10/1/37	2,640	2,865

Pool #953910, 6.00%, 11/1/37	1,513	1,610

Pool #955771, 6.50%, 10/1/37	3,642	3,952

Pool #959604, 6.50%, 11/1/37	461	500

Pool #959880, 5.50%, 11/1/37	1,844	1,946

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	51	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 42.3% (5) – continued

Fannie Mae – 19.8% – continued

Pool #962343, 5.00%, 3/1/38	$4,506	$4,655

Pool #962687, 5.00%, 4/1/38	2,324	2,401

Pool #963735, 4.50%, 6/1/23	757	787

Pool #965389, 6.00%, 10/1/23	731	789

Pool #966660, 6.00%, 12/1/37	72	77

Pool #968037, 6.00%, 1/1/38	2,020	2,149

Pool #969632, 6.50%, 1/1/38	494	536

Pool #970013, 4.50%, 6/1/38	971	974

Pool #971734, 4.50%, 4/1/37	749	751

Pool #972452, 5.50%, 3/1/38	5,099	5,381

Pool #975365, 5.00%, 6/1/23	628	663

Pool #976699, 5.00%, 4/1/28	533	555

Pool #976963, 5.50%, 2/1/38	11,878	12,557

Pool #981704, 5.00%, 6/1/23	1,677	1,771

Pool #981823, 4.99%, 6/1/38	633	664

Pool #981854, 5.50%, 7/1/38	3,414	3,602

Pool #984075, 4.50%, 6/1/23	1,444	1,501

Pool #986760, 5.50%, 7/1/38	6,225	6,568

Pool #987114, 5.50%, 9/1/23	161	172

Pool #987115, 5.50%, 9/1/23	682	730

Pool #992472, 6.00%, 10/1/38	895	951

Pool #992491, 4.50%, 10/1/23	979	1,017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 42.3% (5) – continued

Fannie Mae – 19.8% – continued

Pool #993055, 5.50%, 12/1/38	$1,269	$1,339

Pool #995018, 5.50%, 6/1/38	1,792	1,892

Pool #995879, 6.00%, 4/1/39	2,366	2,517

Pool #AA0451, 6.00%, 12/1/23	598	645

Pool #AA2939, 4.50%, 4/1/39	2,387	2,395

Pool #AA4482, 4.00%, 4/1/39	4,085	3,964

Pool #AA4562, 4.50%, 9/1/39	1,809	1,815

Pool #AA8978, 4.50%, 7/1/39	484	485

Pool #AA9357, 4.50%, 8/1/39	4,404	4,419

Pool #AC2947, 5.50%, 9/1/39	3,350	3,534

Pool #AC2969, 5.00%, 9/1/39	9,500	9,813

Pool #AC3263, 4.50%, 9/1/29	983	1,005

Pool #AC3312, 4.50%, 10/1/39	4,996	5,013

Pool #AC4861, 4.50%, 11/1/24	2,242	2,329

Pool #AC5040, 4.00%, 10/1/24	1,802	1,831

Pool #AC6118, 4.50%, 11/1/39	1,783	1,789

Pool #AC6742, 4.50%, 11/1/39	3,977	3,991

Pool #AD0585, 4.50%, 12/1/39 (4)	1,990	1,997

Pool #AD0639, 6.00%, 12/1/38	2,650	2,819

Pool #AD5048, 4.50%, 4/1/40	5,000	5,031

Pool #MA0361, 4.00%, 3/1/30	1,994	1,981

Pool TBA, 5.00%, 5/20/15 (4)	10,750	11,089

See Notes to the Financial Statements.

FIXED INCOME FUNDS	52	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 42.3% (5) – continued

Fannie Mae – 19.8% – continued

4.00%, 4/15/25 (4)	$6,650	$6,746

4.50%, 4/15/25 (4)	4,900	5,082

5.00%, 5/15/39 (4)	1,000	1,027

4.00%, 4/15/40 (4)	6,070	5,884

4.50%, 4/15/40	14,800	14,832

5.00%, 12/31/49 (4)	4,900	5,168
5.50%, 12/31/49 (4)	4,550	4,795
		360,152

Federal Home Loan Bank – 1.4%

4.38%, 10/22/10	3,000	3,063

2.63%, 5/20/11	5,000	5,111

5.38%, 8/19/11	1,000	1,061

4.88%, 11/18/11	500	532

1.88%, 6/20/12	1,000	1,012

1.63%, 11/21/12	2,000	2,005

3.38%, 2/27/13	3,750	3,921

4.00%, 9/6/13	5,000	5,327
5.38%, 5/18/16	3,500	3,889
		25,921

Freddie Mac – 6.9%

2.88%, 11/23/10	2,000	2,031

2.75%, 4/11/11	2,000	2,044

5.13%, 4/18/11	1,000	1,047

1.63%, 4/26/11	4,000	4,043

4.75%, 3/5/12	1,800	1,924

2.13%, 3/23/12	2,000	2,036

1.75%, 6/15/12	4,000	4,039

5.13%, 7/15/12	5,125	5,559

5.50%, 8/20/12	6,300	6,901

2.13%, 9/21/12	4,000	4,063

4.50%, 1/15/13	3,300	3,553

3.75%, 6/28/13	2,000	2,116

4.50%, 1/15/14	7,000	7,577

3.00%, 7/28/14	1,000	1,022

5.25%, 4/18/16	500	553

5.13%, 10/18/16	5,450	5,982

5.00%, 2/16/17	500	544

4.88%, 6/13/18	1,000	1,070

6.75%, 3/15/31	200	243

3.75%, 3/27/19	1,000	975

Pool #1B2125, 4.55%, 3/1/35	637	661

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 42.3% (5) – continued

Freddie Mac – 6.9% – continued

Pool #1B2934, 5.34%, 3/1/36	$1,792	$1,882

Pool #1B3264, 5.91%, 2/1/37	621	659

Pool #1B7328, 5.85%, 4/1/37	147	156

Pool #1B7359, 5.64%, 5/1/37	161	171

Pool #1G0321, 4.86%, 9/1/35	245	255

Pool #1G0911, 5.43%, 4/1/36	540	566

Pool #1G1506, 5.52%, 1/1/37	129	137

Pool #1G1623, 5.69%, 4/1/37	155	165

Pool #1G1763, 4.88%, 11/1/35	86	90

Pool #1G1790, 5.39%, 11/1/35	133	140

Pool #1G2620, 600.00%, 11/1/36	102	108

Pool #1G2638, 6.22%, 9/1/36	129	136

Pool #1G2675, 5.87%, 2/1/38	795	845

Pool #1G3611, 5.93%, 4/1/37	114	121

Pool #1H1348, 5.82%, 10/1/36	101	107

Pool #1H2569, 4.85%, 9/1/35	940	983

Pool #1H2605, 5.65%, 4/1/36	646	680

Pool #1J0345, 5.69%, 3/1/37	57	60

Pool #1J0355, 5.61%, 3/1/37	47	49

Pool #1J0365, 5.90%, 4/1/37	494	522

Pool #1J1390, 5.87%, 12/1/36	130	138

Pool #1J1634, 6.18%, 12/1/36	694	736

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	53	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 42.3% (5) – continued

Freddie Mac – 6.9% – continued

Pool #1J1646, 5.22%, 4/1/37	$95	$99

Pool #1L0078, 5.13%, 6/1/35	101	107

Pool #1L0130, 4.69%, 7/1/35	4	4

Pool #1L1214, 5.22%, 12/1/35	3,289	3,388

Pool #1L1480, 4.45%, 12/1/33	110	114

Pool #1N0243, 6.34%, 8/1/36	51	54

Pool #1N1746, 6.01%, 9/1/37	718	764

Pool #781274, 4.75%, 2/1/34	47	48

Pool #782905, 4.89%, 12/1/34	71	74

Pool #847755, 5.50%, 5/1/37	294	309

Pool TBA, 4.00%, 4/15/25 (4)	6,000	6,087

4.50%, 4/15/25 (4)	4,800	4,978

6.50%, 4/13/30 (4)	5,400	5,870

6.00%, 4/15/34 (4)	7,750	8,315

5.50%, 3/1/37 (4)	7,350	7,761

4.50%, 4/15/40 (4)	15,078	15,111
5.00%, 4/15/40 (4)	6,400	6,608
		126,380

Freddie Mac Gold – 8.3%

Pool #A16753, 5.00%, 11/1/33	375	390

Pool #A17665, 5.00%, 1/1/34	1,037	1,077

Pool #A27950, 5.50%, 11/1/34	2,749	2,914

Pool #A31136, 5.50%, 1/1/35	420	445

Pool #A39306, 5.50%, 11/1/35	2,344	2,481

Pool #A46224, 5.00%, 7/1/35	271	281

Pool #A48104, 5.00%, 1/1/36	674	698

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 42.3% (5) – continued

Freddie Mac Gold – 8.3% – continued

Pool #A51296, 6.00%, 8/1/36	$421	$453

Pool #A54897, 6.50%, 8/1/36	210	229

Pool #A56110, 5.50%, 12/1/36	946	1,001

Pool #A58690, 6.00%, 3/1/37	69	74

Pool #A58718, 5.50%, 3/1/37	349	369

Pool #A59081, 5.50%, 4/1/37	3,289	3,477

Pool #A60942, 5.00%, 5/1/37	518	536

Pool #A61560, 5.50%, 10/1/36	4,026	4,262

Pool #A61573, 5.00%, 9/1/34	2,538	2,640

Pool #A61597, 5.50%, 12/1/35	369	391

Pool #A64474, 5.50%, 9/1/37	306	324

Pool #A68761, 5.50%, 9/1/37	1,853	1,959

Pool #A69169, 4.50%, 12/1/37	872	875

Pool #A69303, 6.00%, 11/1/37	941	1,011

Pool #A73778, 5.00%, 2/1/38	3,011	3,113

Pool #A78507, 5.00%, 6/1/38	5,640	5,831

Pool #A81606, 6.00%, 9/1/38	934	1,003

Pool #A83008, 5.50%, 11/1/38	5,864	6,199

Pool #A84432, 4.50%, 2/1/39	1,019	1,023

Pool #A88476, 4.50%, 9/1/39 (4)	5,445	5,464

Pool #A88566, 5.00%, 9/1/39	3,413	3,529

Pool #A89346, 4.50%, 10/1/39	5,914	5,934

See Notes to the Financial Statements.

FIXED INCOME FUNDS	54	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 42.3% (5) – continued

Freddie Mac Gold – 8.3% – continued

Pool #A90749, 4.50%, 1/1/40	$2,992	$3,002

Pool #B10630, 4.50%, 11/1/18	772	812

Pool #B17658, 4.50%, 1/1/20	31	33

Pool #B18502, 5.50%, 6/1/20	119	128

Pool #B18931, 4.50%, 3/1/20	139	146

Pool #C91009, 5.00%, 11/1/26	162	169

Pool #C91020, 5.50%, 3/1/27	373	396

Pool #C91247, 5.00%, 4/1/29	1,457	1,517

Pool #D97197, 5.00%, 2/1/27	279	291

Pool #D97498, 6.00%, 12/1/27	1,018	1,093

Pool #D97524, 5.50%, 1/1/28	1,184	1,257

Pool #D97564, 5.00%, 1/1/28	834	868

Pool #D98301, 4.50%, 7/1/29	1,964	2,011

Pool #E99030, 4.50%, 9/1/18	1,295	1,364

Pool #G01907, 4.50%, 8/1/34	430	436

Pool #G01974, 5.00%, 12/1/35	5,042	5,221

Pool #G02064, 5.00%, 2/1/36	2,075	2,148

Pool #G02069, 5.50%, 3/1/36	372	394

Pool #G02386, 6.00%, 11/1/36	5,109	5,495

Pool #G02391, 6.00%, 11/1/36	143	154

Pool #G02540, 5.00%, 11/1/34	720	748

Pool #G02649, 6.00%, 1/1/37	307	330

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 42.3% (5) – continued

Freddie Mac Gold – 8.3% – continued

Pool #G02702, 6.50%, 1/1/37	$440	$480

Pool #G02911, 6.00%, 4/1/37	245	264

Pool #G02973, 6.00%, 6/1/37	515	554

Pool #G03121, 5.00%, 6/1/36	1,887	1,954

Pool #G03134, 5.50%, 8/1/36	656	695

Pool #G03176, 5.00%, 8/1/37	768	795

Pool #G03218, 6.00%, 9/1/37	580	623

Pool #G03351, 6.00%, 9/1/37	996	1,070

Pool #G03513, 6.00%, 11/1/37	1,489	1,600

Pool #G03600, 7.00%, 11/1/37	471	523

Pool #G03696, 5.50%, 1/1/38	1,941	2,051

Pool #G03936, 5.50%, 1/1/38	4,200	4,443

Pool #G03938, 6.00%, 2/1/38	3,125	3,358

Pool #G04287, 5.00%, 5/1/38	1,794	1,855

Pool #G04459, 5.50%, 6/1/38	1,976	2,089

Pool #G04611, 6.00%, 7/1/38	3,861	4,149

Pool #G04650, 6.50%, 9/1/38	3,370	3,668

Pool #G05082, 5.00%, 3/1/38	2,614	2,706

Pool #G05725, 4.50%, 11/1/39	1,780	1,786

Pool #G05733, 5.00%, 11/1/39 (4)	1,973	2,040

Pool #G08189, 7.00%, 3/1/37	132	146

Pool #G08192, 5.50%, 4/1/37	959	1,014

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	55	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 42.3% (5) – continued

Freddie Mac Gold – 8.3% – continued

Pool #G08398, 4.00%, 4/1/40	$8,500	$8,332

Pool #G11776, 4.50%, 9/1/20	290	304

Pool #G12571, 4.00%, 1/1/22	678	691

Pool #G12673, 5.00%, 9/1/21	543	578

Pool #G12837, 4.50%, 4/1/22	904	948

Pool #G12868, 5.00%, 11/1/22	1,328	1,404

Pool #G12869, 5.00%, 9/1/22	1,045	1,108

Pool #G13136, 4.50%, 5/1/23	1,528	1,589

Pool #G13151, 6.00%, 3/1/23	1,029	1,113

Pool #G13201, 4.50%, 7/1/23	1,077	1,120

Pool #G13433, 5.50%, 1/1/24	890	953

Pool #G18220, 6.00%, 11/1/22	108	117

Pool #G30327, 4.50%, 1/1/27	324	332

Pool #J00991, 4.00%, 1/1/21	322	328

Pool #J02541, 4.00%, 9/1/20	306	311

Pool #J03041, 6.00%, 7/1/21	283	306

Pool #J03736, 5.50%, 11/1/21	294	316

Pool #J05307, 4.50%, 8/1/22	358	372

Pool #J06175, 5.00%, 5/1/21	269	286

Pool #J06465, 6.00%, 11/1/22	112	121

Pool #J06476, 5.50%, 11/1/22	459	491

Pool #J08098, 5.50%, 6/1/23	611	655

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 42.3% (5) – continued

Freddie Mac Gold – 8.3% – continued

Pool #J08202, 5.00%, 7/1/23	$599	$633

Pool #J08454, 5.00%, 8/1/23	1,121	1,184

Pool #J08913, 5.50%, 10/1/23	629	674

Pool #J09148, 5.00%, 12/1/23	806	852

Pool #J09463, 5.00%, 3/1/24	835	882
Pool #J11136, 4.00%, 11/1/24	491	499
		150,358

Ginnie Mae I Pool – 3.4%

Pool #510835, 5.50%, 2/15/35	272	289

Pool #597889, 5.50%, 6/15/33	670	714

Pool #614169, 5.00%, 7/15/33	326	342

Pool #617739, 6.00%, 10/15/37	190	203

Pool #634431, 6.00%, 9/15/34	92	99

Pool #641416, 5.50%, 4/15/35	395	420

Pool #646341, 6.00%, 11/15/36	333	356

Pool #648538, 5.00%, 12/15/35	509	532

Pool #651753, 5.50%, 3/15/36	255	271

Pool #658560, 6.50%, 8/15/36	834	901

Pool #661917, 7.00%, 4/15/37	253	277

Pool #670114, 6.50%, 7/15/37	252	272

Pool #675211, 6.50%, 3/15/38	361	389

Pool #675484, 5.50%, 6/15/38	1,255	1,330

Pool #676360, 6.50%, 10/15/37	246	265

See Notes to the Financial Statements.

FIXED INCOME FUNDS	56	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 42.3% (5) – continued

Ginnie Mae I Pool – 3.4% – continued

Pool #687824, 5.50%, 8/15/38	$1,625	$1,722

Pool #687900, 5.00%, 9/15/38	489	509

Pool #687901, 5.00%, 9/15/38	1,556	1,620

Pool #688461, 6.00%, 5/15/38	1,329	1,421

Pool #692309, 6.00%, 1/15/39	718	768

Pool #695635, 7.00%, 10/15/38	115	125

Pool #698336, 4.50%, 5/15/39	6,746	6,839

Pool #699277, 6.00%, 9/15/38	642	687

Pool #700972, 5.50%, 11/15/38	709	752

Pool #701196, 6.00%, 10/15/38	1,011	1,081

Pool #703677, 5.50%, 6/15/39	952	1,009

Pool #704185, 5.50%, 1/15/39	1,214	1,287

Pool #710130, 7.00%, 1/15/39	389	424

Pool #723231, 4.00%, 10/15/39	985	965

Pool #726085, 4.00%, 11/15/24	984	1,008

Pool #728629, 4.50%, 1/15/40	2,992	3,033

Pool #781939, 6.00%, 7/15/34	1,427	1,539

Pool #782131, 5.50%, 12/15/36	665	706

Pool #782150, 5.50%, 4/15/37	645	684

Pool #782259, 5.00%, 2/15/36	820	856

Pool #782272, 5.50%, 2/15/38	1,617	1,714

Pool #782498, 6.00%, 12/15/38	848	907

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 42.3% (5) – continued

Ginnie Mae I Pool – 3.4% – continued

Pool #782584, 5.00%, 3/15/39	$1,408	$1,469

Pool #782675, 4.50%, 6/15/24	949	994

Pool #782831, 6.00%, 12/15/39	578	618

Pool TBA, 4.00%, 4/1/40 (4)	1,500	1,467

4.50%, 4/15/40 (4)	9,100	9,207
5.00%, 4/15/40 (4)	11,800	12,265
		62,336

Ginnie Mae II Pool – 2.4%

Pool #3570, 6.00%, 6/20/34	299	323

Pool #3665, 5.50%, 1/20/35	966	1,027

Pool #3852, 6.00%, 5/20/36	236	253

Pool #3879, 6.00%, 7/20/36	865	929

Pool #3910, 6.00%, 10/20/36	436	468

Pool #3994, 5.00%, 6/20/37	332	345

Pool #4018, 6.50%, 8/20/37	894	967

Pool #4026, 5.00%, 9/20/37	392	408

Pool #4027, 5.50%, 9/20/37	265	281

Pool #4040, 6.50%, 10/20/37	194	209

Pool #4098, 5.50%, 3/20/38	1,377	1,458

Pool #4116, 6.50%, 4/20/38	402	435

Pool #4170, 6.00%, 6/20/38	1,048	1,124

Pool #4194, 5.50%, 7/20/38	3,100	3,282

Pool #4243, 5.00%, 9/20/38	831	864

Pool #4244, 5.50%, 9/20/38	833	881

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	57	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 42.3% (5) – continued

Ginnie Mae II Pool – 2.4% – continued

Pool #4245, 6.00%, 9/20/38	$523	$561

Pool #4269, 6.50%, 10/20/38	517	559

Pool #4290, 5.50%, 11/20/38	628	665

Pool #4344, 6.00%, 1/20/39	890	954

Pool #4345, 6.50%, 1/20/39	537	581

Pool #4425, 5.50%, 4/20/39	1,205	1,276

Pool #4559, 5.00%, 10/20/39	2,355	2,447

Pool #4617, 4.50%, 1/20/40	498	504

Pool #4619, 5.50%, 1/20/40	1,992	2,109

Pool #654804, 6.00%, 5/20/36	284	305

Pool #782433, 6.00%, 10/20/38	1,718	1,842

Pool TBA, 4.50%, 4/15/40 (4)	6,700	6,760
5.00%, 4/15/40 (4)	10,600	10,991
		42,808

Tennessee Valley Authority – 0.1%

5.50%, 7/18/17	600	668
5.25%, 9/15/39	1,650	1,632
		2,300
Total U.S. Government Agencies
(Cost $750,587)		770,255

U.S. GOVERNMENT OBLIGATIONS – 29.8%

U.S. Treasury Bonds – 4.6%

8.75%, 8/15/20	1,450	2,050

7.88%, 2/15/21	1,550	2,085

8.00%, 11/15/21	2,125	2,895

7.13%, 2/15/23	2,000	2,578

6.25%, 8/15/23	11,550	13,880

7.63%, 2/15/25	165	224

6.00%, 2/15/26	6,750	7,961

5.38%, 2/15/31	1,000	1,106

4.50%, 2/15/36	475	464

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 29.8% – continued

U.S. Treasury Bonds – 4.6% – continued

4.75%, 2/15/37	$7,335	$7,436

5.00%, 5/15/37	4,575	4,817

4.38%, 2/15/38	8,890	8,454

4.50%, 5/15/38	1,700	1,649

3.50%, 2/15/39	6,000	4,855

4.25%, 5/15/39	12,250	11,350

4.50%, 8/15/39	8,000	7,725
4.38%, 11/15/39	5,000	4,728
		84,257

U.S. Treasury Notes – 25.2%

2.38%, 8/31/10	10,000	10,089

5.75%, 8/15/10	1,000	1,021

1.50%, 10/31/10	15,000	15,104

4.50%, 11/15/10	3,000	3,078

4.25%, 1/15/11	3,000	3,092

0.88%, 1/31/11	6,000	6,024

0.88%, 2/28/11	25,000	25,103

4.50%, 2/28/11	3,000	3,112

4.88%, 4/30/11	5,750	6,021

4.63%, 8/31/11	5,450	5,753

4.63%, 10/31/11	1,750	1,856

1.75%, 11/15/11	8,000	8,121

0.75%, 11/30/11	5,000	4,993

1.13%, 1/15/12	7,000	7,026

4.63%, 2/29/12	1,350	1,444

1.38%, 4/15/12	29,000	29,202

4.63%, 7/31/12	6,850	7,393

4.13%, 8/31/12	10,400	11,115

4.25%, 9/30/12	2,250	2,414

3.38%, 11/30/12	1,000	1,053

3.63%, 12/31/12	3,500	3,707

2.88%, 1/31/13	9,500	9,867

1.38%, 3/15/13	25,000	24,854

3.13%, 4/30/13	4,000	4,181

3.38%, 7/31/13	8,000	8,419

4.25%, 8/15/13	425	460

3.13%, 8/31/13	2,000	2,087

3.13%, 9/30/13	9,700	10,115

2.75%, 10/31/13	17,500	18,007

2.00%, 11/30/13	4,700	4,708

1.75%, 3/31/14	5,000	4,925

1.88%, 4/30/14	15,000	14,818

2.63%, 6/30/14	10,500	10,655

See Notes to the Financial Statements.

FIXED INCOME FUNDS	58	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 29.8% – continued

U.S. Treasury Notes – 25.2% – continued

2.63%, 7/31/14	$3,000	$3,041

4.25%, 8/15/14	2,000	2,169

2.38%, 8/31/14	2,500	2,506

2.38%, 9/30/14	17,000	17,005

2.38%, 10/31/14	30,000	29,960

2.13%, 11/30/14	5,000	4,934

2.63%, 12/31/14	25,000	25,180

2.25%, 1/31/15	8,000	7,913

4.00%, 2/15/15	2,000	2,141

4.50%, 11/15/15	2,000	2,185

5.13%, 5/15/16	3,000	3,367

3.25%, 6/30/16	10,000	10,113

4.63%, 11/15/16	2,600	2,836

4.63%, 2/15/17	2,500	2,724

4.50%, 5/15/17	1,850	1,997

4.75%, 8/15/17	2,400	2,625

4.25%, 11/15/17	2,950	3,121

3.50%, 2/15/18	6,250	6,269

3.88%, 5/15/18	3,300	3,383

4.00%, 8/15/18	20,750	21,374

3.75%, 11/15/18	2,300	2,317

2.75%, 2/15/19	13,000	12,067

3.63%, 8/15/19	3,000	2,963

3.38%, 11/15/19	18,000	17,369
		459,376
Total U.S. Government Obligations
(Cost $542,110)		543,633

MUNICIPAL BONDS – 0.3%

California – 0.2%

Bay Area Toll Authority Tollway Bridge Revenue Bonds, Series F2, Build America Bonds, 6.26%, 4/1/49	225	227

California State G.O. Unlimited Bonds, Build America Bonds, 7.30%, 10/1/39	920	923

California State Taxable G.O. Unlimited Bonds, Build America Bonds, 7.63%, 3/1/40 (4)	140	146

California State Various Purpose G.O. Unlimited TRB, Build America Bonds, 7.55%, 4/1/39	585	608

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 0.3% – continued

California – 0.2% – continued

East Bay Municipal Utility District Water System Revenue Bonds, Build America Bonds, 5.87%, 6/1/40	$100	$101

Los Angeles Unified School District G.O. Unlimited Bonds, Build America Bonds, 6.76%, 7/1/34	90	93

Los Angeles Unified School District Taxable G.O. Unlimited Bonds, Series KR, Build America Bonds, 5.75%, 7/1/34	335	309
University of California Revenue Bonds, Build America Bonds, Regents University, 6.27%, 5/15/31	200	201
		2,608

Connecticut – 0.0%

Connecticut State G.O. Unlimited Bonds, Build America Bonds, 5.63%, 12/1/29	165	170
Connecticut State G.O. Unlimited Bonds, Series A, 5.85%, 3/15/32	200	210
		380

District of Columbia – 0.0%
District of Columbia Income TRB, Series E, Build America Bonds, 5.59%, 12/1/34	30	30

Georgia – 0.0%
Municipal Electric Authority of Georgia TRB, Series PL, Build America Bonds, 6.64%, 4/1/57	70	69

Illinois – 0.1%

Chicago Transit Authority Sales & Transfer Tax Receipt Revenue Bonds, Series B, Build America Bonds, 6.20%, 12/1/40 (4)	140	139

Chicago Transit Authority, Sales & Transfer Tax Receipt Revenue Bonds, Series A, 6.90%, 12/1/40	300	322

Illinois State Taxable G.O. Unlimited Bonds, 4.42%, 1/1/15	100	101

Illinois State Taxable G.O. Unlimited Bonds, Build America Bonds, 6.63%, 2/1/35	250	249

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	59	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 0.3% – continued

Illinois – 0.1% – continued
Illinois State Taxable Pension G.O. Unlimited Bonds, 5.10%, 6/1/33	$1,025	$845
		1,656

Nevada – 0.0%
Clark County Airport Revenue Bonds, Series B, Build America Bonds, 6.88%, 7/1/42	355	358

New Jersey – 0.0%
New Jersey State Turnpike Authority TRB, Build America Bonds, 7.41%, 1/1/40	125	145

New York – 0.0%

Metropolitan Transportation Authority Revenue Bonds, Build America Bonds, 6.67%, 11/15/39	250	254

Metropolitan Transportation Authority TRB, Build America Bonds, 7.34%, 11/15/39	75	87

New York City Transitional Finance Authority TRB, Future Tax Secured, Build America Bonds, 5.77%, 8/1/36	300	298
New York State Urban Development Corp. TRB, Build America Bonds, 5.77%, 3/15/39	100	99
		738

Ohio – 0.0%
American Municipal Power-Ohio, Inc. Revenue Bonds, Series B, Build America Bonds, 6.45%, 2/15/44	200	200

Texas – 0.0%
North Texas Tollway Authority TRB, Series B, Build America Bonds, 6.72%, 1/1/49	125	132
Total Municipal Bonds
(Cost $6,384)		6,316

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 11.3%
Northern Institutional Funds – Diversified Assets Portfolio (6)(7)	205,036,907	$205,037
Total Investment Companies
(Cost $205,037)		205,037

Total Investments – 109.5%
(Cost $1,948,041)		1,995,778
Liabilities less Other Assets – (9.5)%		(172,863)
NET ASSETS – 100.0%		$1,822,915

(1)	Restricted security that has been deemed illiquid. At March 31, 2010, the value of these restricted illiquid securities amounted to approximately $3,666,000 or 0.2% of net assets. Additional information on each restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000s)

Anheuser-Busch InBev Worldwide, Inc., 2.50%, 3/26/13	3/24/10	$100

Cenovus Energy, Inc., 4.50%, 9/15/14	9/15/09	50

Cenovus Energy, Inc., 6.75%, 11/15/39	9/15/09	65

DirecTV Holdings LLC, 3.55%, 3/15/15	3/8/10	400

DirecTV Holdings LLC/DirecTV Financing Co., Inc., 5.88%, 10/1/19	9/14/09 - 9/15/09	497

L-3 Communications Corp., 5.20%, 10/15/19	9/29/09	249

Mead Johnson Nutrition Co., 4.90%, 11/1/19	12/15/09	249

Mead Johnson Nutrition Co., 5.90%, 11/1/39	11/4/09	51

Petroleos Mexicanos, 6.00%, 3/5/20	1/28/10	543

PSEG Power LLC, 2.50%, 4/15/13	3/24/10	100

Republic Services, Inc., 5.50%, 9/15/19	8/31/09	119

Republic Services, Inc., 5.00%, 3/1/20	3/1/10	400

Republic Services, Inc., 5.25%, 11/15/21	11/18/09	500

Williams Partners LP, 5.25%, 3/15/20	2/2/10	180

Williams Partners LP, 6.30%, 4/15/40	2/2/10	129

See Notes to the Financial Statements.

FIXED INCOME FUNDS	60	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly sold without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers, or if not available in accordance with procedures established by the Trustees of Northern Funds.
(3)	Issuer has defaulted on terms of debt obligation.
(4)	When-Issued Security.
(5)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency (FHFA) placed Fannie Mae and Freddie Mac in conservatorship. The United States Treasury has put in place a set of financing agreements to ensure that these entities continue to meet their obligations to holders of bonds that they have issued or guaranteed.
(6)	Investment in affiliated Portfolio. Northern Trust Investments, N.A. is an investment adviser of the Fund and an investment adviser to the Northern Institutional Funds.
(7)	The Fund had approximately $205,037,000 of net purchases in the Diversified Assets Portfolio of the Northern Institutional Funds during the fiscal year ended March 31, 2010.

*	Non-Income Producing Security

Percentages shown are based on Net Assets.

At March 31, 2010, the credit quality distribution (unaudited) for the Bond Index Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION *	%
AAA	80.0%
AA	3.9
A	9.2
BAA	6.9

Total	100.0%

*	Standard & Poor’s Rating Services.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3 – Valuations based on inputs that are unobservable and significant. The Fund utilized the following valuation techniques on Level 3 investments: The Fund valued certain securities using evaluated prices, based on broker quotes, from a primary pricing source.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Bond Index Fund’s investments, which are carried at fair value, as of March 31, 2010:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)		LEVEL 3 (000s)	TOTAL (000s)
Asset-Backed Securities	$–	$66,135	(1)	$–	$66,135
Corporate Bonds	–	289,150	(1)	–	289,150
Foreign Issuer Bonds
Banks	–	26,963		–	26,963
Beverages	–	1,356		–	1,356

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)		LEVEL 3 (000s)	TOTAL (000s)
Building Materials	$–	$238		$–	$238
Chemicals	–	663		–	663
Diversified Financial
Services	–	2,369		–	2,369
Electric	–	1,594		–	1,594
Electronics	–	468		–	468
Healthcare-Products	–	357		–	357
Holding Companies - Diversified	–	110		–	110
Insurance	–	242		–	242
Iron/Steel	–	997		–	997
Media	–	560		–	560
Mining	–	4,729		–	4,729
Miscellaneous Manufacturing	–	1,020		–	1,020
Multi-National	–	18,419		200	18,619
Oil & Gas	–	9,914		564	10,478
Oil & Gas Services	–	1,221		–	1,221
Pharmaceuticals	–	2,341		–	2,341
Pipelines	–	1,390		–	1,390
Regional	–	5,971		–	5,971
Sovereign	–	21,998		–	21,998
Telecommunications	–	10,879		–	10,879
Transportation	–	689		–	689
U.S. Government Agencies	–	770,255	(1)	–	770,255
U.S. Government Obligations	–	543,633	(1)	–	543,633
Municipal Bonds	–	6,316	(1)	–	6,316
Investment Companies	205,037	–		–	205,037
Total Investments	$205,037	$1,789,977		$764	$1,995,778

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	61	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued	MARCH 31, 2010

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	BALANCE AS OF 3/31/09 (000s)	NET REALIZED GAIN(LOSS) (000s)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) (000s)	NET PURCHASES (SALES) (000s)	NET TRANSFERS IN AND/OR OUT OF LEVEL 3 (000s)	BALANCE AS OF 3/31/10 (000s)
Corporate Bonds
Banks	$105	$–	$(105)	$–	$–	$–
Computers	243	–	(7)	(236)	–	–
Electric	358	–	(11)	(347)	–	–
Insurance	85	(212)	307	(180)	–	–
Media	280	–	20	(300)	–	–
Telecommunications	1,257	–	2	(1,259)	–	–
Foreign Issuer Bonds
Multi-National	197	–	3	–	–	200
Oil & Gas	–	–	–	–	564	564
Sovereign	648	1	28	22	(699)	–
U.S. Government Agencies
Fannie Mae	3,007	(3)	1	(3,005)	–	–
Total	$6,180	$(214)	$238	$(5,305)	$(135)	$764

The amount of change in total unrealized gain on investments in Level 3 securities still held at March 31, 2010 was approximately $23,200, which is included in the Statement of Operations as part of the Net change in unrealized appreciation (depreciation) on investments.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	62	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

FIXED INCOME FUND	MARCH 31, 2010

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 2.5%

Commercial Mortgage Services – 2.5%

Banc of America Commercial Mortgage, Inc., Series 2006-4, Class A2, 5.52%, 7/10/46	$1,759	$1,806

Banc of America Commercial Mortgage, Inc., Series 2006-5, Class A2, 5.32%, 9/10/47	11,862	12,338

LB-UBS Commercial Mortgage Trust, Series 2006-C1, Class A2, 5.08%, 2/15/31	5,605	5,692
LB-UBS Commercial Mortgage Trust, Series 2006-C6, Class A2, 5.26%, 9/15/39	6,720	6,929
		26,765
Total Asset-Backed Securities
(Cost $26,153)		26,765

CORPORATE BONDS – 30.0%

Aerospace/Defense – 1.6%

BAE Systems Holdings, Inc., 6.38%, 6/1/19 (1)(2)	5,735	6,229

L-3 Communications Corp., 6.38%, 10/15/15	5,005	5,136
Meccanica Holdings USA, 6.25%, 1/15/40 (1)(2)	6,150	6,030
		17,395

Agriculture – 1.3%

Altria Group, Inc., 9.95%, 11/10/38	4,800	6,303

Bunge Ltd. Finance Corp., 8.50%, 6/15/19	1,535	1,785
Lorillard Tobacco Co., 8.13%, 6/23/19	5,235	5,767
		13,855

Banks – 4.4%

Bank of America Corp., 4.50%, 4/1/15	3,370	3,398

Citigroup, Inc., 8.50%, 5/22/19	12,155	14,187

Goldman Sachs Group (The), Inc., 5.63%, 1/15/17	5,230	5,359

5.38%, 3/15/20	5,930	5,875

JPMorgan Chase & Co., 4.95%, 3/25/20	4,455	4,417

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 30.0% – continued

Banks – 4.4% – continued

Morgan Stanley, 6.63%, 4/1/18	$8,565	$9,135
SunTrust Bank, 0.36%, 5/21/12	5,600	5,405
		47,776

Beverages – 0.2%
Dr Pepper Snapple Group, Inc., 2.35%, 12/21/12	2,250	2,266

Chemicals – 0.5%
Mosaic (The) Co., 7.63%, 12/1/16 (2)	4,765	5,227

Commercial Services – 0.4%

Erac USA Finance LLC., 6.38%, 10/15/17 (1)(2)	1,405	1,520

7.00%, 10/15/37 (1)(2)	2,595	2,675
		4,195

Computers – 0.1%
Brocade Communications Systems Inc., 6.63%, 1/15/18 (1)(2)	800	814

Diversified Financial Services – 4.9%

Capital One Capital V, 10.25%, 8/15/39	6,255	7,410

Countrywide Home Loans, Inc., 4.00%, 3/22/11	3,995	4,107

FMR LLC, 6.45%, 11/15/39 (1)(2)	5,570	5,291

General Electric Capital Corp., 6.00%, 8/7/19	6,225	6,578

Icahn Enterprises LP/Icahn Enterprises Finance Corp., 7.75%, 1/15/16 (1)(2)	6,375	6,136

John Deere Capital Corp., 5.25%, 10/1/12	4,965	5,391

JPMorgan Chase Capital XXVII, 7.00%, 11/1/39	5,795	5,914

Merrill Lynch & Co., Inc., 6.05%, 5/16/16	1,435	1,463

New Communications Holdings, Inc., 8.25%, 4/15/17 (2)(3)	1,500	1,526

Nissan Motor Acceptance Corp., 4.50%, 1/30/15 (1)(2)	4,315	4,326

Power Receivable Finance LLC, 6.29%, 1/1/12 (1)(2)	562	576

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	63	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 30.0% – continued

Diversified Financial Services – 4.9% – continued

TD Ameritrade Holding Corp., 5.60%, 12/1/19	$4,385	$4,430
		53,148

Electronics – 0.9%

Agilent Technologies, Inc., 6.50%, 11/1/17	5,485	5,926
Thermo Fisher Scientific, Inc., 2.15%, 12/28/12 (1)(2) 3.25%, 11/20/14 (1)(2)	2,630 1,050	2,621 1,034
		9,581

Food – 0.4%
SUPERVALU, Inc., 8.00%, 5/1/16	4,695	4,754

Healthcare – Products – 0.5%
Boston Scientific Corp., 6.00%, 1/15/20	5,615	5,304

Healthcare – Services – 0.4%
HCA, Inc., 8.50%, 4/15/19 (2)	3,985	4,286

Insurance – 3.7%

Aflac, Inc., 6.90%, 12/17/39	1,790	1,845

Liberty Mutual Group, Inc., 5.75%, 3/15/14 (1)(2)	2,609	2,731

Metropolitan Life Global Funding I, 5.13%, 4/10/13 (1)(2) 5.13%, 6/10/14 (1)(2)	1,255 9,555	1,347 10,121

New York Life Global Funding, 4.65%, 5/9/13 (1)(2)	5,555	5,947

Northwestern Mutual Life Insurance, 6.06%, 3/30/40 (1)(2)	5,520	5,540

Pricoa Global Funding I, 5.45%, 6/11/14 (1)(2)	5,735	6,154
Protective Life Corp., 8.45%, 10/15/39	5,605	5,878
		39,563

Iron/Steel – 0.5%
Steel Dynamics, Inc., 6.75%, 4/1/15	5,805	5,849

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 30.0% – continued

Lodging – 0.4%
Hyatt Hotels Corp., 6.88%, 8/15/19 (1)(2)	$4,580	$4,689

Media – 1.8%

Comcast Corp., 6.40%, 3/1/40	4,340	4,411

DirecTV Holdings LLC/DirecTV Financing Co., Inc., 4.75%, 10/1/14 (1)(2) 7.63%, 5/15/16	6,155 4,340	6,430 4,861
Time Warner Cable, Inc., 6.75%, 7/1/18	3,360	3,755
		19,457

Metal Fabrication/Hardware – 0.5%
Commercial Metals Co., 7.35%, 8/15/18	4,845	5,097

Office/Business Equipment – 0.4%
Xerox Corp., 5.50%, 5/15/12	3,975	4,216

Oil & Gas – 2.3%

Newfield Exploration Co., 6.88%, 2/1/20	3,690	3,718

Pioneer Natural Resources Co., 6.88%, 5/1/18	3,690	3,688

Premcor Refining Group (The), Inc., 6.75%, 5/1/14	7,385	7,551

Pride International, Inc., 8.50%, 6/15/19	6,320	7,141
XTO Energy, Inc., 4.63%, 6/15/13	2,270	2,434
		24,532

Packaging & Containers – 1.1%

Ball Corp., 7.13%, 9/1/16	2,245	2,385

Crown Americas LLC/Crown Americas Capital Corp., 7.75%, 11/15/15	3,350	3,484
Temple-Inland Inc., 6.88%, 1/15/18	5,500	5,759
		11,628

Pharmaceuticals – 0.2%
Express Scripts, Inc., 5.25%, 6/15/12	2,515	2,682

See Notes to the Financial Statements.

FIXED INCOME FUNDS	64	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 30.0% – continued

Pipelines – 1.6%

El Paso Corp., 8.25%, 2/15/16	$6,175	$6,592

Enterprise Products Operating LLC, 5.60%, 10/15/14	3,340	3,615

Plains All American Pipeline LP/PAA Finance Corp., 4.25%, 9/1/12	2,405	2,499
Williams Cos (The), Inc., 8.75%, 3/15/32	4,196	5,112
		17,818

Telecommunications – 1.9%

CC Holdings GS V LLC/Crown Castle GS III Corp., 7.75%, 5/1/17 (1)(2)	4,530	4,938

Cellco Partnership/Verizon Wireless Capital LLC, 8.50%, 11/15/18	2,650	3,306

Qwest Communications International Inc., 7.13%, 4/1/18 (1)(2)	6,385	6,593
Windstream Corp., 8.13%, 8/1/13 7.88%, 11/1/17	3,975 1,580	4,164 1,556
		20,557
Total Corporate Bonds
(Cost $317,511)		324,689

FOREIGN ISSUER BONDS – 11.4%

Banks – 2.9%

Australia & New Zealand Banking Group Ltd., 2.40%, 1/11/13 (1)(2)	10,980	10,971

Credit Suisse, 6.00%, 2/15/18	5,925	6,273

Lloyds TSB Bank PLC, 4.38%, 1/12/15 (1)(2)	7,090	6,989
Westpac Banking Corp., 2.25%, 11/19/12	6,800	6,848
		31,081

Beverages – 0.3%
SABmiller PLC, 5.50%, 8/15/13 (1)(2)	3,160	3,383

Diversified Financial Services – 1.1%

Macquarie Group Ltd., 6.00%, 1/14/20 (1)(2)	6,875	6,858

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 11.4% – continued

Diversified Financial Services – 1.1% – continued
Nomura Holdings Inc., 6.70%, 3/4/20	$4,380	$4,545
		11,403

Electric – 0.3%
TransAlta Corp., 4.75%, 1/15/15	3,030	3,129

Insurance – 1.5%

Allied World Assurance Co. Holdings Ltd., 7.50%, 8/1/16	3,990	4,320

Catlin Insurance Co. Ltd., 7.25%, 1/19/17 (1)(2)	5,600	4,928
XL Capital Ltd., 6.50%, 4/15/17	8,200	6,970
		16,218

Leisure Time – 0.5%
Royal Caribbean Cruises Ltd., 6.88%, 12/1/13	5,245	5,298

Media – 0.2%
Grupo Televisa S.A., 6.63%, 1/15/40	1,850	1,847

Mining – 0.9%

Teck Resources Ltd., 10.75%, 5/15/19	5,980	7,325
Vale Overseas Ltd., 6.88%, 11/10/39	2,840	2,943
		10,268

Miscellaneous Manufacturing – 1.3%

Bombardier, Inc., 8.00%, 11/15/14 (1)(2)	5,675	5,944

Tyco Electronics Group S.A., 6.00%, 10/1/12	5,942	6,398
Tyco International Finance S.A., 4.13%, 10/15/14	1,970	2,037
		14,379

Oil & Gas – 1.0%

Nexen, Inc., 6.40%, 5/15/37 7.50%, 7/30/39	2,280 2,705	2,298 3,086
Petrobras International Finance Co., 6.88%, 1/20/40	5,670	5,852
		11,236

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	65	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 11.4% – continued

Oil & Gas Services – 0.4%
Weatherford International Ltd., 9.63%, 3/1/19	$3,135	$3,967

Telecommunications – 0.4%
America Movil S.A.B de C.V., 5.63%, 11/15/17	4,300	4,543

Transportation – 0.6%
Kansas City Southern de Mexico S.A.de C.V., 8.00%, 2/1/18 (1)(2)	5,980	6,130
Total Foreign Issuer Bonds
(Cost $121,082)		122,882

U.S. GOVERNMENT AGENCIES – 29.2% (4)

Fannie Mae – 18.8%

Pool #190371, 6.50%, 7/1/36	1,297	1,410

Pool #255452, 5.50%, 10/1/19	4,027	4,347

Pool #257314, 5.00%, 8/1/23	4,868	5,141

Pool #535714, 7.50%, 1/1/31	141	160

Pool #545003, 8.00%, 5/1/31	7	8

Pool #545437, 7.00%, 2/1/32	290	326

Pool #545556, 7.00%, 4/1/32	195	219

Pool #555189, 7.00%, 12/1/32	1,110	1,247

Pool #581806, 7.00%, 7/1/31	488	548

Pool #695066, 5.50%, 4/1/33	5,748	6,100

Pool #725787, 5.00%, 9/1/19	10,137	10,799

Pool #735893, 5.00%, 10/1/35	18,175	18,801

Pool #796457, 6.00%, 9/1/34	6,547	7,064

Pool #797773, 5.00%, 3/1/20	1,126	1,198

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 29.2% (4) – continued

Fannie Mae – 18.8% – continued

Pool #829125, 5.50%, 10/1/35	$11,289	$11,934

Pool #831810, 6.00%, 9/1/36	12,242	13,067

Pool #845182, 5.50%, 11/1/35	11,014	11,644

Pool #869217, 5.44%, 2/1/36	7,604	7,944

Pool #871232, 6.00%, 4/1/36	7,792	8,317

Pool #889266, 4.50%, 3/1/23	3,670	3,815

Pool #890001, 5.00%, 2/1/38	10,562	10,926

Pool #890009, 5.50%, 9/1/36	11,909	12,639

Pool #893082, 5.81%, 9/1/36	5,246	5,504

Pool #919638, 5.50%, 9/1/37	9,932	10,480

Pool #934476, 4.50%, 3/1/23	4,905	5,097

Pool #946869, 6.00%, 9/1/37	3,438	3,657

Pool #955782, 6.50%, 10/1/37	1,854	2,012

Pool #988916, 5.00%, 8/1/23	2,586	2,731

Pool #991529, 6.00%, 11/1/38	10,411	11,071

Pool #993739, 6.00%, 9/1/38	5,280	5,617

Pool TBA, 5.00%, 5/20/15 (3)	10,500	10,831

5.50%, 12/31/49 (3)	7,975	8,405
		203,059

Freddie Mac – 2.9%

Pool #1B3575, 6.12%, 9/1/37	5,007	5,349

Pool #1G2296, 6.17%, 11/1/37	7,950	8,507

Pool #1J0365, 5.90%, 4/1/37	3,357	3,555

See Notes to the Financial Statements.

FIXED INCOME FUNDS	66	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 29.2% (4) – continued

Freddie Mac – 2.9% – continued

Pool #1J2840, 5.94%, 9/1/37	$2,912	$3,094

Pool #848076, 5.57%, 6/1/38	6,223	6,538
Pool TBA, 6.50%, 4/13/30 (3)	3,750	4,076
		31,119

Freddie Mac Gold – 6.8%

Pool #A60019, 6.50%, 5/1/37	1,100	1,198

Pool #A61560, 5.50%, 10/1/36	11,146	11,799

Pool #A62213, 6.00%, 6/1/37	8,791	9,448

Pool #A65182, 6.50%, 9/1/37	11,112	12,098

Pool #A67439, 6.50%, 11/1/37	2,537	2,762

Pool #A85020, 6.50%, 3/1/39	113	123

Pool #C00910, 7.50%, 1/1/30	448	512

Pool #C02790, 6.50%, 4/1/37	5,888	6,411

Pool #C02838, 5.50%, 5/1/37	8,581	9,072

Pool #G01954, 5.00%, 11/1/35	8,418	8,716
Pool #G02869, 5.00%, 11/1/35	10,954	11,342
		73,481

Ginnie Mae I Pool – 0.3%
Pool #627123, 5.50%, 3/15/34	2,582	2,750

Government National Mortgage Association – 0.4%
Series 2008, Class 8A, 3.61%, 11/16/27	4,611	4,708
Total U.S. Government Agencies
(Cost $299,683)		315,117

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 19.4%

U.S. Treasury Bonds – 1.4%
4.38%, 11/15/39	$16,312	$15,425

U.S. Treasury Notes – 18.0%

1.38%, 3/15/13	21,700	21,573

2.63%, 12/31/14	19,107	19,244

2.50%, 3/31/15	82,283	82,052

3.25%, 3/31/17	49,566	49,504
3.63%, 2/15/20	22,306	21,926
		194,299
Total U.S. Government Obligations
(Cost $210,130)		209,724

	NUMBER OF WARRANTS	VALUE (000s)
WARRANTS – 0.0%
Leap Wireless International, Exp. 4/15/10, Strike $96.80 (2)(5)*	500	$–
Total Warrants
(Cost $5)		–

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 8.1%
Northern Institutional Funds – Diversified Assets Portfolio (6)(7)	87,344,760	$87,345
Total Investment Companies
(Cost $87,345)		87,345

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.1%
U.S. Treasury Bill, 0.30%, 1/13/11 (8)	$1,500	$1,496
Total Short – Term Investments
(Cost $1,496)		1,496

Total Investments – 100.7%
(Cost $1,063,405)		1,088,018
Liabilities less Other Assets – (0.7)%		(7,472)
NET ASSETS – 100.0%		$1,080,546

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	67	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

FIXED INCOME FUND continued

(1)	Restricted security that has been deemed illiquid. At March 31, 2010, the value of these restricted illiquid securities amounted to approximately $136,945,000 or 12.7% of net assets. Additional information on each restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000s)

Australia & New Zealand Banking Group Ltd., 2.40%, 1/11/13	1/29/10	$10,976

BAE Systems Holdings, Inc., 6.38%, 6/1/19	6/1/09-8/3/09	5,916

Bombardier, Inc., 8.00%, 11/15/14	12/17/09-1/4/10	5,918

Brocade Communications Systems Inc., 6.63%, 1/15/18	1/13/10	794

Catlin Insurance Co. Ltd., 7.25%, 1/19/17	1/11/07-6/27/07	5,516

CC Holdings GS V LLC/Crown Castle GS III Corp. 7.75%, 5/1/17	1/4/10	4,841

DirecTV Holdings LLC/DirecTV Financing Co., Inc., 4.75%, 10/1/14	1/14/10	6,378

Erac USA Finance Co., 6.38%, 10/15/17	12/14/09	1,472

Erac USA Finance Co., 7.00%, 10/15/37	10/10/07	2,573

FMR LLC, 6.45%, 11/15/39	1/6/10	5,289

Hyatt Hotels Corp., 6.88%, 8/15/19	8/10/09	4,574

Icahn Enterprises LP/Icahn Enterprises Finance Corp., 7.75%, 1/15/16	2/25/10	5,993

Kansas City Southern de Mexico S.A. de C.V., 8.00%, 2/1/18	1/7/10	5,893

Liberty Mutual Group, Inc., 5.75%, 3/15/14	6/16/09-1/5/10	2,410

Lloyds TSB Bank PLC, 4.38%, 1/12/15	1/5/10	7,090

Macquarie Group Ltd., 6.00%, 1/14/20	1/7/10	6,869

Meccanica Holdings USA, 6.25%, 1/15/40	10/20/09-11/17/09	6,174

Metropolitan Life Global Funding I, 5.13%, 4/10/13	11/23/09	1,338

Metropolitan Life Global Funding I, 5.13%, 6/10/14	6/3/09-1/12/10	10,048

New York Life Global Funding, 4.65%, 5/9/13	10/27/09	5,903

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000s)

Nissan Motor Acceptance Corp., 4.50%, 1/30/15	1/20/10	$4,297

Northwestern Mutual Life Insurance, 6.06%, 3/30/40	3/23/10	5,520

Power Receivable Finance LLC, 6.29%, 1/1/12	9/30/03	562

Pricoa Global Funding I, 5.45%, 6/11/14	6/4/09	5,723

Qwest Communications International Inc., 7.13%, 4/1/18	1/7/10	6,285

SABmiller PLC, 5.50%, 8/15/13	3/6/09	3,021

Thermo Fisher Scientific, Inc., 2.15%, 12/28/12	11/13/09	2,626
Thermo Fisher Scientific, Inc., 3.25%, 11/20/14	11/13/09	1,049

(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly sold without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers, or if not available in accordance with procedures established by the Trustees of Northern Funds.
(3)	When-Issued Security.
(4)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency (FHFA) placed Fannie Mae and Freddie Mac in conservatorship. The United States Treasury has put in place a set of financing agreements to ensure that these entities continue to meet their obligations to holders of bonds that they have issued or guaranteed.
(5)	Security has been deemed worthless by the Northern Trust Global Invest- ments Valuation Committee.
(6)	Investment in affiliated Portfolio. Northern Trust Investments, N.A. is an investment adviser of the Fund and an investment adviser to the Northern Institutional Funds.
(7)	The Fund had approximately $87,345,000 of net purchases in the Diversified Assets Portfolio of the Northern Institutional Funds during the fiscal year ended March 31, 2010.
(8)	Security pledged as collateral to cover margin requirements for open futures contracts.

*	Non-Income Producing Security

Percentages shown are based on Net Assets.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	68	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

At March 31, 2010, the Fixed Income Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED LOSS (000S)
Five Year
U.S. Treasury
Note	110	$12,633	Long	6/10	$(20)

At March 31, 2010, the credit quality distribution (unaudited) for the Fixed Income Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	%
AAA	58.0%
AA	5.0
A	8.8
BAA	17.6
BA	10.0
B	0.6

Total	100.0%

*	Standard & Poor’s Rating Services.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3 – Valuations based on inputs that are unobservable and significant. The Fund utilized the following valuations techniques on Level 3 investments: The Fund valued certain securities using evaluated prices, based on broker quotes, from a primary pricing source.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Fixed Income Fund’s investments and other financial instruments, which are carried at fair value, as of March 31, 2010:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Asset-Backed Securities	$–	$26,765(1)	$–	$26,765
Corporate Bonds
Aerospace/Defense	–	17,395	–	17,395
Agriculture	–	13,855	–	13,855
Banks	–	47,776	–	47,776
Beverages	–	2,266	–	2,266
Chemicals	–	5,227	–	5,227
Commercial Services	–	4,195	–	4,195
Computers	–	814	–	814
Diversified Financial Services	–	47,857	5,291	53,148
Electronics	–	9,581	–	9,581
Food	–	4,754	–	4,754
Healthcare – Products	–	5,304	–	5,304
Healthcare – Services	–	4,286	–	4,286
Insurance	–	39,563	–	39,563
Iron/Steel	–	5,849	–	5,849
Lodging	–	4,689	–	4,689
Media	–	19,457	–	19,457
Metal Fabrication/
Hardware	–	5,097	–	5,097
Office/Business
Equipment	–	4,216	–	4,216
Oil & Gas	–	24,532	–	24,532
Packaging & Containers	–	11,628	–	11,628
Pharmaceuticals	–	2,682	–	2,682
Pipelines	–	17,818	–	17,818
Telecommunications	–	20,557	–	20,557
Foreign Issuer Bonds
Banks	–	13,121	17,960	31,081
Beverages	–	3,383	–	3,383
Diversified Financial Services	–	11,403	–	11,403
Electric	–	3,129	–	3,129
Insurance	–	16,218	–	16,218
Leisure Time	–	5,298	–	5,298
Media	–	1,847	–	1,847
Mining	–	10,268	–	10,268
Miscellaneous
Manufacturing	–	8,435	5,944	14,379
Oil & Gas	–	11,236	–	11,236
Oil & Gas Services	–	3,967	–	3,967
Telecommunications	–	4,543	–	4,543
Transportation	–	6,130	–	6,130
U.S. Government Agencies	–	315,117(1)	–	315,117
U.S. Government Obligations	–	209,724(1)	–	209,724
Investment Companies	87,345	–	–	87,345
Short-Term Investments	–	1,496	–	1,496

Total Investments	$87,345	$971,478	$29,195	$1,088,018

Other Financial Instruments (2)	$(20)	–	–	$(20)

(1)	Classifications as defined in the Schedule of Investments.
(2)	Other financial instruments include futures and forwards, if applicable.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	69	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

FIXED INCOME FUND continued	MARCH 31, 2010

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	BALANCE AS OF 3/31/09 (000s)	NET REALIZED GAIN(LOSS) (000s)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) (000s)	NET PURCHASES (SALES) (000s)	NET TRANSFERS IN AND/OR OUT OF LEVEL 3 (000s)	BALANCE AS OF 3/31/10 (000s)
Corporate Bonds
Commercial Services	$1,511	$–	$1,165	$–	$(2,676)	$–
Diversified Financial Services	800	–	33	5,034	(576)	5,291
Insurance	5,574	–	(24)	(5,550)	–	–
Media	2,953	93	210	(3,256)	–	–
Pipelines	2,517	208	(75)	(2,650)	–	–
Telecommunications	12,562	1,941	(992)	(13,511)	–	–
Foreign Issuer Bonds
Banks	–	3	(105)	18,062	–	17,960
Beverages	3,044	–	339	–	(3,383)	–
Insurance	1,518	–	3,410	–	(4,928)	–
Miscellaneous Manufacturing	–	–	26	5,918	–	5,944
Total	$30,479	$2,245	$3,987	$4,047	$(11,563)	$29,195

The amount of change in total unrealized loss on investments in Level 3 securities still held at March 31, 2010 was approximately $77,000, which is included in the Statement of Operations as part of the net change in unrealized appreciation (depreciation) on investments.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	70	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

GLOBAL FIXED INCOME FUND	MARCH 31, 2010

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
DEBT OBLIGATIONS – 99.6%

British Pound Sterling – 2.9%

Treasury of Great Britain, 8.00%, 9/27/13	$145	$264

4.75%, 12/7/30	150	236

4.25%, 3/7/36	450	655
4.75%, 12/7/38	280	442
		1,597

Canadian Dollar – 2.8%

Government of Canada, 5.00%, 6/1/14	1,230	1,321
8.00%, 6/1/23	190	266
		1,587

Danish Krone – 0.8%

Government of Denmark, 4.00%, 11/15/12	100	19
4.00%, 11/15/19	2,125	405
		424

Euro – 33.1%

Buoni Poliennali Del Tesoro, 3.75%, 9/15/11	643	901

4.25%, 10/15/12	510	733

3.75%, 8/1/16	500	707

4.50%, 8/1/18	330	478

5.00%, 3/1/25	550	795

5.25%, 11/1/29	490	718

5.00%, 8/1/39	170	240

Deutschland Bundesrepublik, 4.25%, 7/4/17	750	1,114

4.00%, 1/4/18	100	146

3.50%, 7/4/19	240	336

6.25%, 1/4/24	285	500

5.63%, 1/4/28	320	537

5.50%, 1/4/31	95	159

4.75%, 7/4/40	150	236

Government of Austria, 5.00%, 7/15/12 (2)	1,180	1,730

Government of Belgium, 5.00%, 9/28/11	400	573

5.00%, 9/28/12	360	530

4.25%, 9/28/14	502	738

4.00%, 3/28/18	260	372

Government of France O.A.T., 5.50%, 4/25/10	120	163

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
DEBT OBLIGATIONS – 99.6% – continued

Euro – 33.1% – continued

4.00%, 10/25/13	$250	$364

3.50%, 4/25/15	230	328

3.00%, 10/25/15	490	679

5.00%, 10/25/16	385	590

3.75%, 10/25/19	525	733

4.00%, 10/25/38	800	1,081

Government of France Treasury Note BTAN, 1.50%, 9/12/11	628	858

Government of Ireland, 5.00%, 4/18/13	100	146

4.50%, 10/18/18	245	341

Government of Netherlands, 4.00%, 7/15/18	250	361

Government of Spain, 3.25%, 7/30/10	188	256

3.30%, 10/31/14	260	361

4.80%, 1/31/24	240	346
6.00%, 1/31/29	110	178
		18,328

Japanese Yen – 23.4%

Government of Japan Ten Year Bonds, 1.30%, 3/20/15	90,000	998

1.50%, 9/20/15	272,300	3,047

1.50%, 12/20/17	220,000	2,433

1.30%, 12/20/18	40,000	431

1.30%, 9/20/19	18,500	197

Government of Japan Thirty Year Bonds, 2.50%, 9/20/37	41,000	457

2.20%, 9/20/39	19,000	199

Government of Japan Twenty Year Bonds, 1.90%, 3/22/21	180,000	1,999

1.80%, 6/20/23	50,000	539

2.10%, 12/20/27	172,000	1,851
1.90%, 12/20/28	80,000	827
		12,978

United States Dollar – 36.6%

Freddie Mac, 5.13%, 7/15/12	750	814

U.S. Treasury Bonds, 8.75%, 5/15/17	300	405

7.13%, 2/15/23	561	723

6.25%, 8/15/23	600	721

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	71	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
DEBT OBLIGATIONS – 99.6% – continued

United States Dollar – 36.6% – continued

6.63%, 2/15/27	$350	$440

6.38%, 8/15/27	140	172

6.13%, 8/15/29	50	60

5.38%, 2/15/31	40	44

4.50%, 2/15/36	265	259

4.25%, 5/15/39	500	463

U.S. Treasury Notes, 4.75%, 3/31/11	585	610

1.00%, 7/31/11	511	514

0.75%, 11/30/11	2,000	1,997

0.88%, 1/31/12	491	490

1.38%, 5/15/12	3,000	3,019

2.88%, 1/31/13	1,150	1,194

2.75%, 2/28/13	1,024	1,060

4.25%, 11/15/13	234	254

2.00%, 11/30/13	1,000	1,002

1.88%, 4/30/14	830	820

2.63%, 6/30/14	750	761

2.13%, 11/30/14	900	888

4.13%, 5/15/15	650	699

4.88%, 8/15/16	1,500	1,662

3.13%, 10/31/16	600	598

4.25%, 11/15/17	322	341

3.38%, 11/15/19	280	270
		20,280
Total Debt Obligations
(Cost $53,223)		55,194

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 0.2%
Northern Institutional Funds – Diversified Assets Portfolio (3)(4)	111,205	$111
Total Investment Companies
(Cost $111)		111

Total Investments – 99.8%
(Cost $53,334)		55,305
Other Assets less Liabilities – 0.2%		89
NET ASSETS – 100.0%		$55,394

(1)	Principal amounts stated in local currencies.
(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly sold without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers, or if not available in accordance with procedures established by the Trustees of Northern Funds.
(3)	Investment in affiliated Portfolio. Northern Trust Investments, N.A. is an investment adviser of the Fund and an investment adviser to the Northern Institutional Funds.
(4)	The Fund had approximately $111,000 of net purchases in the Diversified Assets Portfolio of the Northern Institutional Funds during the fiscal year ended March 31, 2010.

Percentages shown are based on Net Assets.

At March 31, 2010, the credit quality distribution (unaudited) for the Global Fixed Income Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION *	%
U.S. Government	35.0%
Other Government	65.0

Total	100.0%

*	Standard & Poor’s Rating Services.

At March 31, 2010, the Global Fixed Income Fund had outstanding forward foreign currency exchange contracts as follows:

CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED GAIN (LOSS) (000s)
Canadian Dollar	249	United States Dollar	245	6/11/10	$–
Canadian Dollar	143	United States Dollar	141	6/11/10	1
Danish Krone	49	United States Dollar	9	6/11/10	–
Euro	607	United States Dollar	830	6/11/10	10
Euro	876	United States Dollar	1,181	6/11/10	(3)
Euro	187	United States Dollar	250	6/11/10	(3)
Euro	412	United States Dollar	566	6/11/10	9
Japanese Yen	60,920	United States Dollar	676	6/11/10	24
Japanese Yen	111,425	United States Dollar	1,204	6/11/10	12
Japanese Yen	124,281	United States Dollar	1,375	6/11/10	45
Japanese Yen	23,120	United States Dollar	250	6/11/10	2
United States Dollar	380	Australian Dollar	420	6/11/10	2
United States Dollar	1,236	British Pound	817	6/11/10	4
United States Dollar	635	British Pound	416	6/11/10	(4)
United States Dollar	1,231	Euro	905	6/11/10	(8)
United States Dollar	6,147	Japanese Yen	565,000	6/11/10	(101)
United States Dollar	1,357	Japanese Yen	125,500	6/11/10	(14)
United States Dollar	344	Swedish Krona	2,442	6/11/10	(6)

Total					$(30)

See Notes to the Financial Statements.

FIXED INCOME FUNDS	72	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3 – Valuations based on inputs that are unobservable and significant. The Fund utilized the following techniques on Level 3 investments: The Fund valued certain securities using a quote from a third party provider.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Global Fixed Income Fund’s investments and other financial instruments, which are carried at fair value, as of March 31, 2010:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Debt Obligations
British Pound Sterling	$–	$1,597	$–	$1,597
Canadian Dollar	–	1,587	–	1,587
Danish Krone	424	–	–	424
Euro	–	18,328	–	18,328
Japanese Yen	–	–	12,978	12,978
United States Dollar	–	20,280	–	20,280
Investment Companies	111	–	–	111

Total Investments	$535	$41,792	$12,978	$55,305

Other Financial Instruments *	$(30)	$–	$–	$(30)

*	Other financial instruments include futures and forwards, if applicable.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	BALANCE AS OF 3/31/09 (000s)	NET REALIZED GAIN (LOSS) (000s)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) (000s)	NET PURCHASES (SALES) (000s)		NET TRANSFERS IN AND/OR OUT OF LEVEL 3 (000s)	BALANCE AS OF 3/31/10 (000s)
Japanese Yen	$17,392	$940	$160		$(5,911)	$397	$12,978

The amount of change in total unrealized gain on investments in Level 3 securities still held at March 31, 2010 was approximately $675,000, which is included in the Statement of Operations as part of the Net change in unrealized appreciation (depreciation) on investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	73	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD FIXED INCOME FUND

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 1.0%

Diversified Financial Services – 1.0%
Glen Meadow Pass-Through Trust, 6.51%, 2/12/67 (1)(2)	$35,400	$29,913
Total Asset-Backed Securities
(Cost $27,994)		29,913

CORPORAT E BONDS – 80.1%

Aerospace/Defense – 0.9%

BE Aerospace, Inc., 8.50%, 7/1/18	16,719	17,848
Wyle Services Corp., 10.50%, 4/1/18 (1)(2)	9,825	9,825
		27,673

Agriculture – 0.7%
Alliance One International, Inc., 10.00%, 7/15/16 (2)	19,735	20,623

Airlines – 1.3%

Delta Air Lines, Inc., 11.75%, 3/15/15 (2)	19,675	20,978
United Air Lines, Inc., 9.88%, 8/1/13 (2)	17,700	18,585
		39,563

Auto Parts & Equipment – 2.8%

Affinia Group, Inc., 9.00%, 11/30/14	17,056	16,971

American Axle & Manufacturing, Inc., 7.88%, 3/1/17	23,215	21,648

ArvinMeritor, Inc., 10.63%, 3/15/18	19,900	20,596

Goodyear Tire & Rubber (The) Co., 10.50%, 5/15/16	14,750	15,930
Lear Corp., 7.88%, 3/15/18	8,250	8,343
		83,488

Banks – 3.9%

CIT Group, Inc., 7.00%, 5/1/14	24,575	23,223

7.00%, 5/1/16	19,650	18,127

7.00%, 5/1/17	19,675	18,150

GMAC, Inc., 7.50%, 12/31/13	31,925	32,484

6.75%, 12/1/14	24,390	24,237
		116,221

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 80.1% – continued

Chemicals – 1.0%

Huntsman International LLC, 8.63%, 3/15/20 (2)	$14,750	$14,824
LBI Escrow Corp., 8.00%, 11/1/17 (2)(3)	14,750	15,303
		30,127

Coal – 0.7%
Consol Energy, Inc., 8.00%, 4/1/17 (2)(3)	19,650	20,190

Commercial Services – 2.6%

Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 9.63%, 3/15/18 (1)(2)	13,275	13,872

Iron Mountain, Inc., 8.75%, 7/15/18	9,550	10,004

RSC Equipment Rental, Inc./RSC Holdings III LLC, 10.25%, 11/15/19 (2)	17,700	17,744

Service Corp. International, 7.50%, 4/1/27	24,315	22,248
Stonemor Operating LLC/Cornerstone Family Services/Osiris Holdings, 10.25%, 12/1/17 (1)(2)	11,800	12,154
		76,022

Cosmetics/Personal Care – 0.6%

Revlon Consumer Products Corp.,

9.75%, 11/15/15 (2)	16,225	16,752

Distribution/Wholesale – 0.9%

ACE Hardware Corp., 9.13%, 6/1/16 (1)(2)	14,825	15,900
Intcomex, Inc., 13.25%, 12/15/14 (1)(2)	9,075	9,177
		25,077

Diversified Financial Services – 5.1%

Credit Acceptance Corp., 9.13%, 2/1/17 (2)	14,250	14,642

E*Trade Financial Corp., 7.38%, 9/15/13	10,350	9,936

Ford Motor Credit Co. LLC, 8.13%, 1/15/20	56,025	58,769

Icahn Enterprises LP/Icahn Enterprises Finance Corp., 8.00%, 1/15/18 (2)	20,625	19,877

See Notes to the Financial Statements.

FIXED INCOME FUNDS	74	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 80.1% – continued

Diversified Financial Services – 5.1% – continued

International Lease Finance Corp., 5.45%, 3/24/11	$4,900	$4,905

5.75%, 6/15/11	9,825	9,875

8.63%, 9/15/15 (2)(3)	21,625	22,106

8.75%, 3/15/17 (2)(3)	10,800	11,049
		151,159

Electric – 3.3%

AES (The) Corp., 9.75%, 4/15/16 (2)	21,600	23,382

Edison Mission Energy, 7.00%, 5/15/17	29,600	20,646

North American Energy Alliance LLC/North American Energy Alliance Finance Corp., 10.88%, 6/1/16 (1)(2)	16,725	17,812
Texas Competitive Electric Holdings Co. LLC, 10.25%, 11/1/15	52,075	36,192
		98,032

Electrical Components & Equipment – 0.6%
Coleman Cable, Inc., 9.00%, 2/15/18 (2)	16,725	16,892

Electronics – 0.4%
Viasystems, Inc., 12.00%, 1/15/15 (2)	11,575	12,530

Entertainment – 0.6%

AMC Entertainment, Inc., 8.75%, 6/1/19	12,775	13,414
WMG Holdings Corp., 9.50%, 12/15/14	2,990	3,012
		16,426

Environmental Control – 0.8%

Casella Waste Systems, Inc., 11.00%, 7/15/14 (1)(2)	13,275	14,237
Waste Services, Inc., 9.50%, 4/15/14 (1)(2)	9,850	10,146
		24,383

Food – 2.3%

Dole Food Co., Inc., 13.88%, 3/15/14	9,935	11,959

Ingles Markets, Inc., 8.88%, 5/15/17	12,050	12,592

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 80.1% – continued

Food – 2.3% – continued

Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 9.25%, 4/1/15 (2)	$13,750	$14,094

Tops Markets LLC, 10.13%, 10/15/15 (2)	14,775	15,366
US Foodservice, 10.25%, 6/30/15 (2)	13,775	14,326
		68,337

Forest Products & Paper – 0.8%

Boise Paper Holdings LLC/Boise Co-Issuer Co., 8.00%, 4/1/20 (1)(2)	9,850	9,850
P.H. Glatfelter Co., 7.13%, 5/1/16	13,402	13,167
		23,017

Gaming – 3.5%

Chukchansi Economic Development Authority, 8.00%, 11/15/13 (2)	17,570	14,407

Isle of Capri Casinos, Inc., 7.00%, 3/1/14	14,775	12,633

Midwest Gaming Borrower LLC/Midwest Finance Corp., 11.63%, 4/15/16 (2)(3)	14,850	15,129

MTR Gaming Group, Inc., 12.63%, 7/15/14	12,800	12,640

Peninsula Gaming LLC, 10.75%, 8/15/17 (2)	15,725	15,017

Scientific Games International, Inc., 9.25%, 6/15/19	16,755	17,718
Yonkers Racing Corp., 11.38%, 7/15/16 (2)	14,800	15,984
		103,528

Gas Distribution – 1.4%

Ferrellgas Partners LP, 9.13%, 10/1/17 (2)	13,210	13,838

Inergy LP/Inergy Finance Corp., 8.25%, 3/1/16	12,560	12,937
Suburban Propane Partners LP/Suburban Energy Finance Corp., 7.38%, 3/15/20	14,725	14,964
		41,739

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	75	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 80.1% – continued

Healthcare – Products – 0.5%
Accellent, Inc., 10.50%, 12/1/13	$14,615	$14,834

Healthcare – Services – 4.7%

Alliance HealthCare Services, Inc., 8.00%, 12/1/16 (1)(2)	10,800	10,044

AMR HoldCo., Inc./Emcare HoldCo., Inc., 10.00%, 2/15/15	23,550	24,742

CHS/Community Health Systems, Inc., 8.88%, 7/15/15	15,225	15,758

HCA, Inc., 9.25%, 11/15/16	15,970	16,978

8.50%, 4/15/19 (2)	23,675	25,466

7.88%, 2/15/20 (2)	9,850	10,312

Healthsouth Corp., 8.13%, 2/15/20	14,750	14,676
Tenet Healthcare Corp., 6.88%, 11/15/31	26,475	21,577
		139,553

Home Builders – 0.9%

K Hovnanian Enterprises, Inc., 10.63%, 10/15/16	19,650	20,927
KB Home, 6.25%, 6/15/15	6,169	5,922
		26,849

Household Products/Wares – 0.9%

Jarden Corp., 7.50%, 1/15/20	15,750	15,908
Prestige Brands, Inc., 8.25%, 4/1/18 (1)(2)	8,850	9,071
		24,979

Insurance – 3.2%

Crum & Forster Holdings Corp., 7.75%, 5/1/17	9,675	9,578

Genworth Financial, Inc., 6.15%, 11/15/66	36,350	27,990

Liberty Mutual Group, Inc., 10.75%, 6/15/58 (2)	23,675	26,516

Lincoln National Corp., 7.00%, 5/17/66	13,300	12,103
6.05%, 4/20/67	23,575	19,626
		95,813

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 80.1% – continued

Internet – 0.9%

GXS Worldwide, Inc., 9.75%, 6/15/15 (2)	$13,750	$13,235
Terremark Worldwide, Inc., 12.00%, 6/15/17 (2)	12,455	14,323
		27,558

Iron/Steel – 1.1%

Ryerson Holding Corp., 16.34%, 2/1/15 (2)(4)	46,280	21,173

Steel Dynamics, Inc., 7.63%, 3/15/20 (2)	3,950	4,049
United States Steel Corp., 7.38%, 4/1/20	7,375	7,393
		32,615

Lodging – 1.5%

Harrah’s Operating Co., Inc., 11.25%, 6/1/17	9,850	10,614

10.00%, 12/15/18	9,825	8,130
MGM Mirage, 5.88%, 2/27/14	28,500	24,011
		42,755

Machinery – Diversified – 0.6%
CNH America, LLC, 7.25%, 1/15/16	16,860	17,113

Media – 3.0%

Cablevision Systems Corp., 8.63%, 9/15/17 (2)	17,295	18,290

Clear Channel Communications, Inc., 10.75%, 8/1/16	24,575	19,230

McClatchy (The) Co., 11.50%, 2/15/17 (2)	12,300	12,561

Mediacom Broadband LLC/Mediacom Broadband Corp., 8.50%, 10/15/15	15,475	15,823
Umbrella Acquisition, Inc., 9.75%, 3/15/15 (2)(5)	27,128	23,398
		89,302

Miscellaneous Manufacturing – 1.0%

Colt Defense LLC/Colt Finance Corp., 8.75%, 11/15/17 (2)	13,750	13,784
FGI Holding Co., Inc., 11.25%, 10/1/15 (2)(3)(5)	16,700	16,366
		30,150

See Notes to the Financial Statements.

FIXED INCOME FUNDS	76	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 80.1% – continued

Oil & Gas – 4.3%

Chesapeake Energy Corp., 9.50%, 2/15/15	$30,475	$33,142

Comstock Resources, Inc., 8.38%, 10/15/17	11,314	11,625

Continental Resources, Inc., 7.38%, 10/1/20 (2)	3,925	3,891

Denbury Resources, Inc., 8.25%, 2/15/20	11,825	12,535

Hilcorp Energy I LP/Hilcorp Finance Co., 8.00%, 2/15/20 (2)	14,775	14,332

Linn Energy LLC/Linn Energy Finance Corp., 8.63%, 4/15/20 (2)(3)	9,825	9,579

NFR Energy LLC/NFR Energy Finance Corp., 9.75%, 2/15/17 (1)(2)	11,825	11,795

Stone Energy Corp., 8.63%, 2/1/17	13,300	13,100
Swift Energy Co., 7.13%, 6/1/17	17,205	16,345
		126,344

Oil & Gas Services – 0.8%

Aquilex Holdings LLC/Aquilex Finance Corp., 11.13%, 12/15/16 (2)	14,750	15,856
Dresser-Rand Group, Inc., 7.38%, 11/1/14	8,927	9,017
		24,873

Packaging & Containers – 1.3%

Graham Packaging Co. LP/GPC Capital Corp. I, 8.25%, 1/1/17 (2)	16,788	16,914

Plastipak Holdings, Inc., 10.63%, 8/15/19 (2)	9,350	10,402
Solo Cup Co., 8.50%, 2/15/14	11,775	11,510
		38,826

Pharmaceuticals – 0.3%
QHP Royalty Sub LLC, 10.25%, 3/15/15 (1)(2)	9,412	9,514

Pipelines – 1.8%

Crosstex Energy/Crosstex Energy Finance Corp., 8.88%, 2/15/18 (2)	14,750	15,211

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 80.1% – continued

Pipelines – 1.8% – continued

El Paso Corp., 7.75%, 1/15/32	$22,506	$22,115

Holly Energy Partners LP/Holly Energy Finance Corp., 8.25%, 3/15/18 (2)	8,850	8,939
Martin Midstream Partners & Finance, 8.88%, 4/1/18 (1)(2)	7,850	7,928
		54,193

Real Estate Investment Trusts – 1.1%

Felcor Lodging LP, 10.00%, 10/1/14	16,725	17,227
Omega Healthcare Investors, Inc., 7.50%, 2/15/20 (2)	13,750	13,887
		31,114

Retail – 5.1%

AutoNation, Inc., 6.75%, 4/15/18 (3)	10,825	10,661

Express LLC/Express Finance Corp., 8.75%, 3/1/18 (2)	11,800	12,036

Landry’s Restaurants, Inc., 11.63%, 12/1/15 (2)	11,300	12,148

Michaels Stores, Inc., 10.00%, 11/1/14	10,800	11,394

NPC International, Inc., 9.50%, 5/1/14	11,800	11,741

Pantry (The), Inc., 7.75%, 2/15/14	14,000	13,580

QVC, Inc., 7.13%, 4/15/17 (2)	5,900	5,937

RITE AID Corp., 9.50%, 6/15/17	31,505	26,464

Sonic Automotive, Inc., 9.00%, 3/15/18 (1)(2)	15,250	15,631

Toys R Us Property Co. I LLC, 10.75%, 7/15/17 (2)	16,000	17,840
Wendy’s/Arby’s Restaurants LLC, 10.00%, 7/15/16	12,525	13,465
		150,897

Semiconductors – 0.5%
Advanced Micro Devices, Inc., 8.13%, 12/15/17 (2)	14,750	15,193

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	77	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 80.1% – continued

Software – 0.9%

First Data Corp., 9.88%, 9/24/15	$9,850	$8,496

9.88%, 9/24/15	20,650	17,604
		26,100

Telecommunications – 10.2%

Alcatel-Lucent USA, Inc., 6.45%, 3/15/29	26,650	18,788

Cincinnati Bell, Inc., 8.25%, 10/15/17	9,825	9,948

8.75%, 3/15/18	9,850	9,936

Clearwire Communications LLC/Clearwire Finance, Inc., 12.00%, 12/1/15 (2)	15,225	15,530

DigitalGlobe, Inc., 10.50%, 5/1/14 (2)	13,750	14,816

Frontier Communications Corp., 9.00%, 8/15/31 (3)	27,225	26,544

GCI, Inc., 8.63%, 11/15/19 (2)	16,700	17,013

ITC Deltacom, Inc., 10.50%, 4/1/16 (2)(3)	13,750	13,699

Level 3 Financing, Inc., 10.00%, 2/1/18 (2)	13,050	12,463

MasTec, Inc., 7.63%, 2/1/17 (1)	19,505	18,944

New Communications Holdings, Inc., 7.88%, 4/15/15 (2)	5,650	5,806

8.25%, 4/15/17 (2)	4,925	5,011

8.50%, 4/15/20 (2)	4,925	4,962

NII Capital Corp., 8.88%, 12/15/19 (2)	15,725	16,275

PAETEC Holding Corp., 9.50%, 7/15/15	14,585	14,767

Qwest Capital Funding, Inc., 7.75%, 2/15/31	16,175	15,366

Sprint Capital Corp., 6.88%, 11/15/28	14,750	11,874

8.75%, 3/15/32	20,380	18,903

Sprint Nextel Corp., 6.00%, 12/1/16	19,650	17,734

TW Telecom, Inc., 8.00%, 3/1/18 (2)	17,350	17,740

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 80.1% – continued

Telecommunications – 10.2% – continued
Windstream Corp., 8.63%, 8/1/16	$15,125	$15,465
		301,584

Transportation – 1.3%

Commercial Barge Line Co., 12.50%, 7/15/17	10,745	11,296

Overseas Shipholding Group, Inc., 8.13%, 3/30/18	14,725	14,614
United Maritime Group LLC/United Maritime Group Finance Corp., 11.75%, 6/15/15 (2)	13,250	13,581
		39,491
Total Corporate Bonds
(Cost $2,266,043)		2,371,429

FOREIGN ISSUER BONDS – 15.1%

Chemicals – 0.5%
Nova Chemicals Corp., 8.63%, 11/1/19 (2)	13,750	14,162

Diversified Financial Services – 0.7%
National Money Mart Co., 10.38%, 12/15/16 (2)	18,200	19,315

Insurance – 3.4%

Catlin Insurance Co. Ltd., 7.25%, 1/19/17 (1)(2)	39,775	35,002

Stoneheath RE, 6.87%, 12/29/49	29,750	26,180

Swiss Re Capital I LP, 6.85%, 5/29/49 (2)	8,945	8,162
White Mountains Re Group Ltd., 7.51%, 5/29/49 (1)(2)	37,050	31,882
		101,226

Leisure Time – 0.6%
NCL Corp. Ltd., 11.75%, 11/15/16 (2)	17,725	19,276

Media – 0.9%

UPC Holding B.V., 9.88%, 4/15/18 (2)	14,750	15,488
Virgin Media Finance PLC, 9.50%, 8/15/16	10,825	11,826
		27,314

See Notes to the Financial Statements.

FIXED INCOME FUNDS	78	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 15.1% – continued

Mining – 0.7%
Vedanta Resources PLC, 9.50%, 7/18/18 (2)	$18,050	$19,945

Miscellaneous Manufacturing – 0.5%

Bombardier, Inc., 7.50%, 3/15/18 (2)	9,850	10,269

7.75%, 3/15/20 (2)	4,925	5,146
		15,415

Oil & Gas – 1.7%

Compton Petroleum Finance Corp., 7.63%, 12/1/13	21,175	17,919

Gibson Energy ULC/GEP Midstream Finance Corp., 10.00%, 1/15/18 (2)	11,550	11,348
OPTI Canada, Inc., 8.25%, 12/15/14	23,425	22,020
		51,287

Oil & Gas Services – 0.4%
Trico Shipping A.S., 11.88%, 11/1/14 (2)	11,800	11,269

Telecommunications – 4.5%

Columbus International, Inc., 11.50%, 11/20/14 (2)	14,775	16,179

Digicel Group Ltd., 8.88%, 1/15/15 (2)	10,800	10,611

8.25%, 9/1/17 (2)	9,850	9,751

10.50%, 4/15/18 (2)	3,675	3,813

Global Crossing Ltd., 12.00%, 9/15/15 (2)	13,305	14,768

Intelsat Luxembourg S.A., 11.25%, 2/4/17	27,525	29,108

11.50%, 2/4/17 (5)	32,512	33,325
Wind Acquisition Holdings Finance S.p.A., 12.25%, 7/15/17 (2)(5)	16,700	16,533
		134,088

Transportation – 1.2%

Kansas City Southern de Mexico S.A.de C.V., 1 2.50%, 4/1/16	17,125	20,251

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 15.1% – continued

Transportation – 1.2% – continued
Navios Maritime Holdings, Inc./Navios Maritime Finance US, Inc., 8.88%, 11/1/17 (2)	$13,750	$14,231
		34,482
Total Foreign Issuer Bonds
(Cost $411,050)		447,779

	NUMBER OF WARRANTS	VALUE (000s)
WARRANTS – 0.0%

IPCS, Inc., Exp. 7/15/10, Strike $5.50 (2)(6)*	1,500	$ –

Leap Wireless International, Inc., Exp. 4/15/10, Strike $96.80 (2)(6)*	2,500	–
Leap Wireless International, Inc., Exp. 4/15/10, Strike $96.80 (2)(6) *	2,000	–
Total Warrants
(Cost $10)		–
	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 5.7%
Northern Institutional Funds - Diversified Assets Portfolio (7)(8)	167,568,797	$167,569
Total Investment Companies
(Cost $167,569)		167,569

Total Investments – 101.9%
(Cost $2,872,666)		3,016,690
Liabilities less Other Assets – (1.9)%		(56,046)
NET ASSETS – 100.0%		$2,960,644

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	79	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD FIXED INCOME FUND continued

(1)	Restricted security that has been deemed illiquid. At March 31, 2010, the value of these restricted illiquid securities amounted to approximately $292,697,000 or 9.9% of net assets. Additional information on each restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000s)

ACE Hardware Corp., 9.13%, 6/1/16	1/30/09-10/20/09	$12,991

Alliance HealthCare Services Inc., 8.00%, 12/1/16	11/19/09	10,659

Avis Budget Car Rental LLC/Avis Budget Finance Inc., 9.63%, 3/15/18	3/5/10	13,258

Boise Paper Holdings LLC/Boise Co-Issuer Co., 8.00%, 4/1/20	3/9/10	9,684

Casella Waste Systems Inc., 11.00%, 7/15/14	7/1/09-11/20/09	13,231

Catlin Insurance Co Ltd., 7.25%, 1/19/17	6/6/07-3/9/10	29,084

Glen Meadow Pass-Through Trust, 6.51%, 2/12/67	2/25/10-3/17/10	27,994

Intcomex Inc., 13.25%, 12/15/14	12/10/09	8,570

Martin Midstream Partners & Finance, 8.88%, 4/1/18	3/23/10-3/30/10	7,851

MasTec, Inc., 7.63%, 2/1/17	1/31/07-2/11/10	18,433

NFR Energy LLC/NFR Energy Finance Corp., 9.75%, 2/15/17	2/9/10	11,675

North American Energy Alliance LLC/North American Energy Alliance Finance Corp., 10.88%, 6/1/16	9/22/09-1/5/10	17,047

Prestige Brands Inc., 8.25%, 4/1/18	3/10/10-3/11/10	8,754

QHP Royalty Sub LLC, 10.25%, 3/15/15	10/27/09	9,412

Sonic Automotive Inc., 9.00%, 3/15/18	3/9/10-3/18/10	15,380

Stonemor Operating LLC/ Cornerstone Family Services/Osiris Holdings, 10.25%, 12/1/17	11/18/09	11,488

Waste Services Inc., 9.50%, 4/15/14	9/16/09	9,752

White Mountains Re Group Ltd., 7.51%, 5/29/49	3/5/10-3/10/10	31,956
Wyle Services Corp., 10.50%, 4/1/18	3/22/10	9,695

(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly sold without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers, or if not available in accordance with procedures established by the Trustees of Northern Funds.
(3)	When-Issued Security.
(4)	Zero coupon bond reflects effective yield on the date of purchase.
(5)	Security is payment in-kind bond.
(6)	Security has been deemed worthless by the Northern Trust Global Invest- ments Valuation Committee.
(7)	Investment in affiliated Portfolio. Northern Trust Investments, N.A. is an investment adviser of the Fund and an investment adviser to the Northern Institutional Funds.
(8)	The Fund had approximately $167,569,000 of net purchases in the Diversified Assets Portfolio of the Northern Institutional Funds during the fiscal year ended March 31,2010.

*	Non-Income Producing Security

Percentages shown are based on Net Assets.

At March 31, 2010, the credit quality distribution (unaudited) for the High Yield Fixed Income Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION *	%
BBB	0.3%
BB	20.1
B	47.7
CCC	22.8
CC to D	0.7
Not rated	6.3
Short-Term	2.1

Total	100.0%

*	Standard & Poor’s Rating Services.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3 – Valuations based on inputs that are unobservable and significant. The Fund utilized the following techniques on Level 3 investments: The Fund valued certain securities using a quote from a third party provider. The Fund valued certain securities using evaluated prices, based on broker quotes, accumulated by the Fund’s primary pricing source.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	80	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the High Yield Fixed Income Fund’s investments, which are carried at fair value, as of March 31, 2010:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Asset Backed Securities	$–	$–	$29,913 (1)	$29,913
Corporate Bonds
Aerospace/Defense	–	17,848	9,825	27,673
Agriculture	–	20,623	–	20,623
Airlines	–	39,563	–	39,563
Auto Parts & Equipment	–	83,488	–	83,488
Banks	–	116,221	–	116,221
Chemicals	–	30,127	–	30,127
Coal	–	20,190	–	20,190
Commerical Services	–	62,150	13,872	76,022
Cosmetics/Personal Care	–	16,752	–	16,752
Distribution/Wholesale	–	9,177	15,900	25,077
Diversified Financial Services	–	151,159	–	151,159
Electric	–	98,032	–	98,032
Electrical Components & Equipment	–	16,892	–	16,892
Electronics	–	12,530	–	12,530
Entertainment	–	16,426	–	16,426
Environmental Control	–	24,383	–	24,383
Food	–	68,337	–	68,337
Forest Products & Paper	–	13,167	9,850	23,017
Gaming	–	88,400	15,128	103,528
Gas Distribution	–	41,739	–	41,739
Healthcare-Products	–	14,834	–	14,834
Healthcare-Services	–	139,553	–	139,553
Home Builders	–	26,849	–	26,849
Household Products/Wares	–	24,979	–	24,979
Insurance	–	95,813	–	95,813
Internet	–	27,558	–	27,558
Iron/Steel	–	11,442	21,173	32,615
Lodging	–	42,755	–	42,755
Machinery-Diversified	–	17,113	–	17,113
Media	–	89,302	–	89,302
Miscellaneous Manufacturing	–	30,150	–	30,150
Oil & Gas	–	114,548	11,796	126,344
Oil & Gas Services	–	24,873	–	24,873
Packaging & Containers	–	38,826	–	38,826
Pharmaceuticals	–	–	9,514	9,514
Pipelines	–	46,264	7,929	54,193
Real Estate Investment
Trusts	–	31,114	–	31,114
Retail	–	150,897	–	150,897
Semiconductors	–	15,193	–	15,193
Software	–	26,100	–	26,100
Telecommunications	–	301,584	–	301,584
Transportation	–	39,491	–	39,491
Foreign Issuer Bonds Chemicals	–	14,162	–	14,162
Diversified Financial Services	–	19,315	–	19,315
Insurance	–	75,046	26,180	101,226
Leisure Time	–	19,276	–	19,276

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Media	$–	$27,314	$–	$27,314
Mining	–	19,945	–	19,945
Miscellaneous Manufacturing	–	15,415	–	15,415
Oil & Gas	–	51,287	–	51,287
Oil & Gas Services	–	11,269	–	11,269
Telecommunications	–	134,088	–	134,088
Transportation	–	34,482	–	34,482
Investment Companies	167,569	–	–	167,569

Total Investments	$167,569	$2,678,041	$171,080	$3,016,690

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	81	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD FIXED INCOME FUND continued	MARCH 31, 2010

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	BALANCE AS OF 3/31/09 (000s)	NET REALIZED GAIN(LOSS) (000s)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) (000s)	NET PURCHASES (SALES) (000s)	NET TRANSFERS IN AND/OR OUT OF LEVEL 3 (000s)	BALANCE AS OF 3/31/10 (000s)
Asset Backed Securities	$–	$–	$1,919	$27,994	$–	$29,913
Corporate Bonds
Aerospace/Defense	12,292	(120)	602	(2,949)	–	9,825
Chemicals	7,464	430	(105)	(7,789)	–	–
Commercial Services	–	–	614	13,258	–	13,872
Distribution/Wholesale	8,446	649	2,812	3,993	–	15,900
Diversified Financial Services	23,727	(3,634)	4,023	(24,116)	–	–
Electric	11,574	384	43	(12,001)	–	–
Entertainment	6,358	156	1,000	(7,514)	–	–
Food	14,575	880	(348)	(15,107)	–	–
Forest Products & Paper	–	–	167	9,683	–	9,850
Gaming	2,394	(2,877)	10,912	19,106	(14,407)	15,128
Gas Distribution	4,946	454	(198)	(5,202)	–	–
Healthcare-Services	7,124	448	(379)	(7,193)	–	–
Iron/Steel	–	–	58	21,115	–	21,173
Media	16,449	769	61	(17,279)	–	–
Miscellaneous Manufacturing	2,950	52	–	(3,002)	–	–
Oil & Gas	28,497	537	313	(17,551)	–	11,796
Packaging & Containers	13,664	1,182	235	(15,081)	–	–
Pharmaceuticals	–	–	102	9,412	–	9,514
Pipelines	–	–	77	7,852	–	7,929
Foreign Issuer Bonds
Electric	14,050	1,792	920	(16,762)	–	–
Insurance	2,711	–	13,166	45,305	(35,002)	26,180
Mining	5,198	(630)	7,271	8,106	(19,945)	–
Miscellaneous Manufacturing	8,588	2,802	1,111	(12,501)	–	–
Telecommunications	28,426	97	541	(29,064)	–	–
Transportation	4,710	–	(80)	(4,630)	–	–
Total	$224,143	$3,371	$44,837	$(31,917)	$(69,354)	$171,080

The amount of change in total unrealized gain on investments in Level 3 securities still held at March 31, 2010 was approximately $6,576,000, which is included in the Statement of Operations as part of the net change in unrealized appreciation (depreciation) on investments.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	82	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE U.S. GOVERNMENT	MARCH 31, 2010

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 26.9% (1)

Fannie Mae – 16.1%

2.05%, 10/19/12	$7,192	$7,197

1.88%, 10/29/12	5,553	5,554

2.00%, 1/15/13	8,135	8,147

2.13%, 1/25/13	8,135	8,155

2.00%, 4/15/13 (2)	8,100	8,098

2.10%, 9/16/13	9,325	9,279

3.13%, 9/29/14	8,700	8,720

2.63%, 11/20/14	7,600	7,601

3.00%, 2/17/15	12,500	12,520

2.25%, 3/2/17	8,100	8,094

Pool #190367, 5.50%, 1/1/36	729	771

Pool #190371, 6.50%, 7/1/36	7,480	8,129

Pool #257042, 6.50%, 1/1/38	8,548	9,276

Pool #555649, 7.50%, 10/1/32	144	163

Pool #735402, 5.00%, 4/1/35	6,065	6,283

Pool #869217, 5.44%, 2/1/36	4,738	4,949

Pool #888415, 5.00%, 12/1/36	3,812	3,943

Pool #893082, 5.81%, 9/1/36	2,086	2,189
Series 2007, Class 26C, 5.50%, 3/25/33	7,933	8,381
		127,449

Federal Farm Credit Bank – 1.0%
1.75%, 2/21/13	8,060	8,041

Federal Home Loan Bank – 2.8%

2.00%, 10/5/12	7,950	7,994

1.63%, 11/21/12	5,000	5,014
2.00%, 3/4/13	9,325	9,311
		22,319

Freddie Mac – 4.6%

1.80%, 3/25/13	9,325	9,271

2.13%, 8/26/13	8,100	8,103

Pool #1J0365, 5.82%, 4/1/37	2,222	2,352

Pool #1J2840, 5.94%, 9/1/37	3,793	4,030
	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 26.9% (1) – continued

Freddie Mac – 4.6% – continued

Pool #1Q0323, 5.25%, 5/1/37	$8,038	$8,466

Pool #410092, 3.17%, 11/1/24	12	13
Series 2944, Class WD, 5.50%, 11/15/28	4,311	4,455
		36,690

Government National Mortgage Association – 2.4%

Series 2006, Class 67A, 3.95%, 11/16/30	4,194	4,329

Series 2007, Class 15A, 4.51%, 10/16/28	5,266	5,433

Series 2007, Class 4A, 4.21%, 6/16/29	2,767	2,863

Series 2008, Class 14AC, 4.46%, 12/16/30	3,407	3,567
Series 2008, Class 8A, 3.61%, 11/16/27	2,635	2,690
		18,882
Total U.S. Government Agencies
(Cost $211,636)		213,381

U.S. GOVERNMENT OBLIGATIONS – 63.9%

U.S. Treasury Notes – 63.9%

1.00%, 3/31/12	135,326	135,262

1.38%, 5/15/12	54,228	54,563

1.38%, 3/15/13	122,708	121,989

2.63%, 7/31/14	62,500	63,354

2.50%, 3/31/15	71,228	71,028

4.25%, 8/15/15	51,121	55,195
3.63%, 2/15/20	6,500	6,389
Total U.S. Government Obligations
(Cost $508,844)		507,780

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 9.9%

Northern Institutional Funds – Government Portfolio (3)(4)	78,759,479	$78,759
Total Investment Companies
(Cost $78,759)		78,759

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	83	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE U.S. GOVERNMENT continued	MARCH 31, 2010

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.1%
U.S. Treasury Bill, 0.30%, 1/13/11	$1,000	$998
Total Short-Term Investments
(Cost $998)		998

Total Investments – 100.8%
(Cost $800,237)		800,918
Liabilities less Other Assets – (0.8)%		(6,526)
NET ASSETS – 100.0%		$794,392

(1)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency (FHFA) placed Fannie Mae and Freddie Mac in conservatorship. The United States Treasury has put in place a set of financing agreements to ensure that these entities continue to meet their obligations to holders of bonds that they have issued or guaranteed.
(2)	When-Issued Security.
(3)	Investment in affiliated Portfolio. Northern Trust Investments, N.A. is an investment adviser of the Fund and an investment adviser to the Northern Institutional Funds.
(4)	The Fund had approximately $78,759,000 of net purchases in the Government Portfolio of the Northern Institutional Funds during the fiscal year ended March 31, 2010.

Percentages shown are based on Net Assets.

At March 31, 2010, the credit quality distribution (unaudited) for the Short- Intermediate U.S. Government Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION *	%

AAA	99.0%
Not rated	1.0
Total	100.0%
* Standard and Poor’s Rating Services.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Short-Intermediate U.S. Government Fund’s investments, which are carried at fair value, as of March 31, 2010:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)

U.S. Government Agencies

Fannie Mae	$–	$127,449	$–	$127,449

Federal Farm Credit Bank	–	8,041	–	8,041

Federal Home Loan Bank	–	22,319	–	22,319

Freddie Mac	–	36,690	–	36,690

Government National Mortgage Association	–	18,882	–	18,882

U.S. Government Obligations	–	507,780	–	507,780

Investment Companies	78,759	–	–	78,759

Short-Term Investments	–	998	–	998

Total Investments	$78,759	$722,159	$–	$800,918

See Notes to the Financial Statements.

FIXED INCOME FUNDS	84	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND	MARCH 31, 2010

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET – BACKED SECURITIES – 0.8%

Automobile – 0.3%
Harley-Davidson Motorcycle Trust, Series 2009-3, Class A3, 1.74%, 9/15/13	$1,000	$1,005

Credit Card – 0.5%

Citibank Credit Card Issuance Trust, Series 2009-A3, Class A3, 2.70%, 6/24/13	500	510
GE Capital Credit Card Master Note Trust, Series 2009-3 Class A, 2.54%, 9/15/14	1,000	1,013
		1,523
Total Asset-Backed Securities
(Cost $2,499)		2,528

CORPORATE BONDS – 17.7%

Aerospace/Defense – 1.0%
Raytheon Co., 5.50%, 11/15/12	3,000	3,305

Auto Parts & Equipment – 0.2%
Johnson Controls, Inc., 5.25%, 1/15/11	800	827

Banks – 1.5%

Goldman Sachs Group (The), Inc.,

6.88%, 1/15/11	500	524

6.60%, 1/15/12	2,000	2,170

3.63%, 8/1/12	500	518

Morgan Stanley, 5.05%, 1/21/11	500	516
5.63%, 1/9/12	1,000	1,059
		4,787

Beverages – 0.8%

Anheuser-Busch InBev Worldwide, Inc., 2.50%, 3/26/13 (1)(2)	2,000	2,004
PepsiCo, Inc., 5.15%, 5/15/12	500	539
		2,543

Chemicals – 1.1%

Air Products & Chemicals, Inc., 4.15%, 2/1/13	2,400	2,512
Praxair, Inc., 1.75%, 11/15/12	1,000	1,001
		3,513

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 17.7% – continued

Commercial Services – 0.4%
ERAC USA Finance Co., 5.80%, 10/15/12 (1)	$1,162	$1,255

Cosmetics/Personal Care – 0.6%
Procter & Gamble (The) Co., 1.38%, 8/1/12	2,000	2,000

Diversified Financial Services – 2.9%

Caterpillar Financial Services Corp., 1.04%, 6/24/11	335	338

1.90%, 12/17/12	1,000	1,007

General Electric Capital Corp., 6.13%, 2/22/11	500	523

2.80%, 1/8/13	1,000	1,012

National Rural Utilities Cooperative Finance Corp., 2.63%, 9/16/12	500	510

Nissan Motor Acceptance Corp., 3.25%, 1/30/13 (1)	2,000	2,020

PACCAR Financial Corp., 1.95%, 12/17/12	1,000	998
0.70%, 4/5/13 (3)	3,000	2,991
		9,399

Electric – 0.1%
MidAmerican Energy Holdings Co., 3.15%, 7/15/12	500	512

Electronics – 0.6%
Thermo Fisher Scientific, Inc., 2.15%, 12/28/12 (1)(2)	2,000	1,993

Food – 1.4%

General Mills, Inc., 6.00%, 2/15/12	2,200	2,394
Sara Lee Corp., 6.25%, 9/15/11	2,000	2,125
		4,519

Healthcare – Products – 0.3%
Johnson & Johnson, 5.15%, 8/15/12	1,000	1,090

Healthcare – Services – 0.8%

UnitedHealth Group, Inc., 0.45%, 6/21/10	1,000	1,000

5.25%, 3/15/11	500	519

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	85	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 17.7% – continued

Healthcare – Services – 0.8% – continued
WellPoint, Inc., 6.80%, 8/1/12	$1,000	$1,105
		2,624

Insurance – 2.4%

Berkshire Hathaway, Inc., 1.40%, 2/10/12	5,000	5,026

Metropolitan Life Global Funding, 2.88%, 9/17/12 (1)	1,000	1,016

Prudential Financial, Inc., 3.63%, 9/17/12	1,000	1,028
2.75%, 1/14/13	700	701
		7,771

Media – 1.0%

Comcast Cable Communications, LLC, 6.75%, 1/30/11	1,157	1,209
Time Warner, Inc., 5.50%, 11/15/11	2,000	2,123
		3,332

Oil & Gas – 0.3%
Marathon Oil Corp., 6.13%, 3/15/12	1,000	1,088

Pharmaceuticals – 0.1%
Merck & Co., Inc., 1.88%, 6/30/11	500	505

Retail – 1.5%

CVS Caremark Corp., 0.55%, 6/1/10	1,002	1,002

5.75%, 8/15/11	1,000	1,057

Home Depot (The), Inc., 5.20%, 3/1/11	850	883
Target Corp., 5.13%, 1/15/13	2,000	2,171
		5,113

Software – 0.2%
Oracle Corp., 5.00%, 1/15/11	500	517

Telecommunications – 0.5%

Cellco Partnership/Verizon Wireless Capital LLC, 3.75%, 5/20/11	500	516

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 17.7% – continued

Telecommunications – 0.5% – continued
New Cingular Wireless Services, Inc., 7.88%, 3/1/11	$1,000	$1,064
		1,580
Total Corporate Bonds
(Cost $57,956)		58,273

FOREIGN ISSUER BONDS – 7.9%

Auto Manufacturers – 0.8%
Daimler Finance NA LLC, 7.75%, 1/18/11	2,500	2,630

Banks – 2.8%

ANZ National International Ltd., 2.38%, 12/21/12 (1)	2,000	2,004

Canadian Imperial Bank of Commerce, 2.00%, 2/4/13 (1)	2,000	2,008

Deutsche Bank A.G., 0.55%, 1/19/12	2,000	2,000

Rabobank Nederland N.V., 2.65%, 8/17/12 (1)	1,000	1,020

Societe Generale, New York, 0.60%, 2/3/12	1,000	999
Westpac Banking Corp., 2.25%, 11/19/12	1,000	1,007
		9,038

Beverages – 0.7%
SABMiller PLC, 6.20%, 7/1/11 (1)	2,300	2,425

Chemicals – 0.3%
Potash Corp. of Saskatchewan, Inc., 7.75%, 5/31/11	815	874

Mining – 0.7%
BHP Billiton Finance USA Ltd., 5.13%, 3/29/12	2,000	2,141

Miscellaneous Manufacturing – 0.6%
Tyco International Finance S.A., 6.75%, 2/15/11	2,000	2,097

Oil & Gas – 1.3%

Devon Financing Corp. ULC, 6.88%, 9/30/11	2,000	2,158

Shell International Finance B.V., 1.30%, 9/22/11	1,000	1,005

See Notes to the Financial Statements.

FIXED INCOME FUNDS	86	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 7.9% – continued

Oil & Gas – 1.3% – continued
1.88%, 3/25/13	$1,000	$999
		4,162

Pharmaceuticals – 0.4%
AstraZeneca PLC, 5.40%, 9/15/12	1,319	1,440

Telecommunications – 0.3%
Vodafone Group PLC, 5.50%, 6/15/11	1,000	1,049
Total Foreign Issuer Bonds
(Cost $25,781)		25,856

U.S. GOVERNMENT AGENCIES – 0.6% (4)

Federal Home Loan Bank – 0.6%
1.25%, 2/10/12	2,000	1,997
Total U.S. Government Agencies
(Cost $2,000)		1,997

U.S. GOVERNMENT OBLIGATIONS – 2.5%

U.S. Treasury Notes – 2.5%

2.38%, 8/31/10	3,000	3,027

0.88%, 12/31/10	2,000	2,008
1.00%, 9/30/11	3,000	3,012
		8,047
Total U.S. Government Obligations
(Cost $8,023)		8,047

MUNICIPAL BONDS – 40.7%

Alaska – 0.1%
Anchorage Water Revenue Refunding Bonds, 5.00%, 5/1/12	400	433

Arizona – 1.1%

Arizona School District Tax Anticipation Note Financing Program COP, 2.00%, 7/30/10	1,000	1,005

Arizona Water Infrastructure Quality Finance Authority Revenue Bonds, Series A, 4.00%, 10/1/11	500	526

Phoenix G.O. Limited Refunding Bonds, Series C, 2.00%, 7/1/11	1,000	1,018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 40.7% – continued

Arizona – 1.1% – continued
2.00%, 7/1/12	$1,000	$1,025
		3,574

California – 2.2%

California State Economic Recovery G.O. Unlimited Refunding Bonds, Series A, 2.50%, 7/1/11	2,000	2,040

California State Revenue Anticipation Notes, Subseries A-1, 3.00%, 5/25/10	1,000	1,003

Contra Costa Transportation Authority Sales Tax Revenue Notes, 2.50%, 10/1/10	1,000	1,011

Riverside County Obligation Revenue Notes, Series C, 2.00%, 10/15/10	2,020	2,034
South Coast Local Education Agencies Revenue Anticipation Notes, Series A, Polled Tax (G.O. of Participants Insured), 2.00%, 9/29/10	1,000	1,008
		7,096

Colorado – 0.3%

Adams & Arapahoe County Joint School District 28J Aurora G.O. Unlimited Bonds (State Aid Withholding), 4.00%, 12/1/10	255	261
Regional Transportation District Sales Refunding TRB, 5.00%, 11/1/12	800	879
		1,140

Connecticut – 1.5%

Connecticut State Development Authority Pollution Control Revenue Bonds, 5.25%, Mandatory Put 4/1/11 (1)(3)	3,000	3,000

Connecticut State G.O. Unlimited Bonds, Series A, Prerefunded, 5.20%, 4/15/10	250	253
Connecticut State G.O. Unlimited Bonds, Series B, Bond Anticipation Notes, 4.00%, 6/1/11	1,500	1,562
		4,815

District of Columbia – 2.0%

District of Columbia G.O. Unlimited Tax Anticipation Notes, 2.50%, 9/30/10	1,000	1,011

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	87	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 40.7% – continued

District of Columbia – 2.0% – continued

District of Columbia Income Adjusted Secured Revenue Refunding Bonds, Series C, 0.00%, 12/1/11 (5)	$3,000	$3,000

District of Columbia Income Tax Secured Revenue Bonds, Series D, 5.00%, 12/1/12	1,230	1,357
District of Columbia Income Tax Secured Revenue Refunding Bonds, Series C, 5.00%, 12/1/11	1,000	1,072
		6,440

Florida – 4.6%

Citizens Property Insurance Corp. Senior Secured Revenue Notes, Series A, High Risk Account (NATL-RE Insured), 5.00%, 3/1/12	1,000	1,050

Citizens Property Insurance Corp. Senior Secured Revenue Notes, Series A-2, High Risk Account, 4.50%, 6/1/10	1,000	1,007

2.00%, 4/21/11 (3)	4,000	4,021

Citizens Property Insurance Corp. Senior Secured Revenue Refunding Bonds, Series A, High Risk Account (NATL-RE Insured), 5.00%, 3/1/11	500	516

Florida Hurricane Catastrophe Fund Finance Corp. Revenue Bonds, Series A, 5.00%, 7/1/12	1,250	1,341

Florida Hurricane Catastrophe Fund Finance Corp. Revenue Bonds, Series A, MBIA-IBC (NATL-RE-IBC Insured), 5.00%, 7/1/11	1,000	1,046

Florida State Board of Education G.O. Unlimited Refunding Bonds, Series B, Capital Outlay, 5.00%, 6/1/12	500	543

Florida State Board of Education Lottery Revenue Bonds, Series A, 5.00%, 7/1/12	1,470	1,591

Florida State Division Bond Finance Department Environment Protection- Prevention Revenue Bonds, Series 2000-A, 6.00%, 7/1/11	685	729

Jacksonville Special Revenue Bonds, Series C-1, 3.00%, 10/1/10	645	653

4.00%, 10/1/12	750	796

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 40.7% – continued

Florida – 4.6% – continued

Lakeland Energy System Various Revenue Refunding Bonds, 1.04%, 10/1/12	$1,000	$1,007
Miami-Dade County Water & Sewer System Revenue Bonds, 2.00%, 10/1/12	935	950
		15,250

Georgia – 2.2%

Atlanta City G.O. Unlimited Bonds, Series A, Public Improvement Project (AGM Insured), 4.00%, 12/1/10	1,015	1,038

Atlanta Tax Allocation, Atlantic Station Project, Prerefunded, 7.90%, 12/1/11	1,000	1,129

Georgia Municipal Gas Authority Revenue Notes, Series H (G.O. of Authority Insured), 2.00%, 11/18/10	1,000	1,008

Gwinnett County School District G.O. Unlimited Bonds, 5.00%, 2/1/11	2,000	2,077
Monroe County Development Authority PCR Bonds, Power Co. Plant Scherer Project, 0.80%, Mandatory Put 1/7/11	2,000	2,003
		7,255

Hawaii – 0.2%
Hawaii State Highway Revenue Bonds, Series B (AGM Insured), 5.00%, 7/1/12	500	544

Illinois – 2.0%

Cook County Community High School District No 228 Bremen G.O. Limited (GTY Insured), 3.00%, 12/15/11	1,000	1,036

DuPage County Forest Preserve District G.O. Limited Bonds, Partially Escrowed to Maturity, 0.93%, 10/1/11 (6)	2,000	1,971

Illinois Cook County G.O. Unlimited Refunding Bonds, Series A, 3.00%, 11/15/10	500	508

3.00%, 11/15/11	500	516

See Notes to the Financial Statements.

FIXED INCOME FUNDS	88	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 40.7% – continued

Illinois – 2.0% – continued

Illinois Educational Facilities Authority Student Housing Revenue Bonds, Educational Advancement Fund- University Centre Project, Prerefunded, 6.63%, 5/1/12	$1,000	$1,126

Illinois Finance Authority Northwest University Subordinate Adjustable Revenue Bonds, Series B, 0.32%, 12/1/46	1,000	999
Illinois State G.O. Unlimited Refunding Bonds, Series First (AGM Insured), 5.38%, 10/1/10	500	512
		6,668

Indiana – 0.3%

Indiana Bond Bank Advance Funding Program Revenue Notes, Series A, 2.00%, 1/6/11	1,000	1,012

Iowa – 1.1%

Iowa City Sewer Revenue Refunding Capital Loan Notes, Series A, 3.00%, 7/1/11 (3)	1,480	1,521
State University of Iowa Revenue Bonds, Academic Building Flood Anticipation Notes, 3.00%, 1/1/13	2,000	2,049
		3,570

Louisiana – 0.6%

Louisiana Street Office Facilities Corp. Lease Revenue Refunding Bonds, Capitol Complex Program, 2.50%, 3/1/11	1,000	1,012
2.50%, 3/1/12	1,000	1,017
		2,029

Maryland – 0.6%

Washington Suburban Sanitation District G.O. Unlimited Bonds, Series A, Consolidated Public Improvement, 4.00%, 6/1/11	1,000	1,041
4.00%, 6/1/12	1,000	1,068
		2,109

Massachusetts – 0.3%
Massachusetts State Health & Educational Facilities Authority Adjustable Revenue Bonds, Series K-2, 2.75%, 11/1/38	1,000	1,031

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 40.7% – continued

Michigan – 1.1%

Michigan Municipal Bond Authority Revenue Bonds, Series C, Local Government Loan Program (Q-SBLF Insured), 5.00%, 5/1/12	$1,165	$1,241

Michigan Municipal Bond Authority Revenue Notes, Series C-2, State Aid (JP Morgan Chase Bank LOC), 2.50%, 8/20/10	500	503
Michigan State G.O. Unlimited Notes, Series A, 2.00%, 9/30/10	2,000	2,015
		3,759

Minnesota – 2.3%

Bemidji G.O Unlimited Bonds, Temp Sales Tax, 4.50%, 2/1/12	700	720

Bloomington Port Authority Special Tax Allocation Revenue Refunding Bonds, Mall America Project, 2.00%, 2/1/11	515	521

2.00%, 2/1/12	445	449

Minnesota State G.O. Unlimited Refunding Bonds, Series I, Trunk Highway, 5.00%, 11/1/12	1,385	1,528

Minnesota State G.O. Unlimited Refunding Variable Purpose Bonds, Series H, 5.00%, 11/1/11	500	535

Minnesota State Higher Education Facilities Authority Revenue Bonds, Series 7-A, University St. Thomas, 2.00%, 10/1/11	400	406

2.00%, 10/1/12	400	402
Minnesota State Public Facilities Authority Revolving Fund Revenue Bonds, Series A, 5.00%, 3/1/12 (3)	2,745	2,962
		7,523

Mississippi – 0.3%
Mississippi Development Bank Special Obligation Desoto County Highway Revenue Bonds, Series A, 3.00%, 1/1/12	1,000	1,034

Nevada – 0.3%

Clark County School District G.O. Limited Bonds, Series A, 7.00%, 6/1/11	550	589

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	89	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 40.7% – continued

Nevada – 0.3% – continued
Washoe County Nevada Highway TRB, Motor Vehicle Fuel, 3.00%, 2/1/12	$293	$302
		891

New Jersey – 0.6%
New Jersey State Transportation Trust Fund Authority Revenue Bonds, Series B, 5.25%, 12/15/12	1,755	1,934

New York – 7.5%

Metropolitan Transportation Authority Revenue Bonds, Series B, Mandatory Tender, 5.00%, Mandatory Put 11/15/11	2,000	2,137

Metropolitan Transportation Authority Revenue Notes, 2.00%, 12/31/10	2,000	2,024

Nassau County G.O. Unlimited Refunding Bonds, Series E, 4.00%, 6/1/12	1,250	1,329

New York City G.O. Unlimited Bonds, Series A-1, Fiscal 2008, 5.00%, 8/1/12	1,000	1,087

New York City G.O. Unlimited Bonds, Series E, 3.00%, 8/1/11	1,500	1,547

New York City Transitional Finance Authority Revenue Bonds, Series A, Future Tax Secured, 4.00%, 5/1/11	1,250	1,297

New York City Transitional Finance Authority Revenue Bonds, Series C, 5.50%, 2/15/12	1,220	1,323

New York City Transitional Finance Authority Revenue Bonds, Subseries C-1, Future Tax Secured, 3.00%, 8/1/11	1,000	1,032

New York City Transitional Finance Authority TRB, Series D, 4.65%, 2/1/12	1,000	1,060

New York Liberty Development Corp. Variable Revenue Bonds, Series A, World Trade Centre Project, 0.50%, Mandatory Put 1/18/11	2,000	2,001

New York State Dormitory Authority Personal Income TRB, Series G, 2.50%, 3/15/11	550	561

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 40.7% – continued

New York – 7.5% – continued

New York State Dormitory Authority Revenue Bonds, Series B, 5.25%, Mandatory Put 11/15/12	$2,000	$2,156

New York State Dormitory Authority State Personal Income TRB, Series A, 5.00%, 2/15/11	500	520

New York State Dormitory Authority State University Educational Facilities Revenue Bonds, Series B (AGM-CR Insured), 5.25%, 5/15/11	2,000	2,104

New York State G.O. Unlimited Refunding Bonds, Series C, 2.00%, 2/1/11	1,000	1,013

3.00%, 2/1/12	1,000	1,038

New York State Thruway Authority General Revenue Bond Anticipation Notes, 4.00%, 7/15/11	500	522

Triborough Bridge & Tunnel Authority Revenue Bonds, Series A-1, 4.00%, Mandatory Put 11/15/12	1,000	1,070
Triborough Bridge & Tunnel Authority Revenue Refunding Bonds, Series B, 5.00%, 11/15/11	900	962
		24,783

North Carolina – 0.3%
North Carolina Medical Care Commission Baptist Hospital Revenue Refunding Bonds, 2.00%, 6/1/11	1,000	1,013

Ohio – 1.1%

Columbus Ohio G.O. Unlimited Refunding Bonds, Series B, 5.00%, 5/15/12	390	424

Columbus Ohio G.O. Unlimited Various Purpose Bonds, Series A, 5.00%, 9/1/12	1,000	1,097

Ohio State G.O. Unlimited Bonds, Series 1, Highway Capital Improvement, 5.00%, 5/1/12	500	543

Ohio State University General Receipts Revenue Bonds, Series A, 3.00%, 12/1/10	500	509
Ohio State Water Development Authority PCR Refunding Bonds, Water Quality, 3.00%, 12/1/11	1,000	1,039
		3,612

See Notes to the Financial Statements.

FIXED INCOME FUNDS	90	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 40.7% – continued

Oklahoma – 0.2%
Oklahoma State University Agricultural & Mechanical Colleges TRB Anticipation Notes, 2.55%, 8/1/11	$500	$503

Oregon – 0.3%
Oregon State Tax Anticipation G.O. Unlimited Notes, 2.50%, 6/30/10	1,000	1,005

Pennsylvania – 0.3%
Allegheny County Hospital Development Authority Revenue Bonds, Series A, University Pittsburgh Medical Center, 5.00%, 9/1/12	1,000	1,078

Puerto Rico – 0.3%
Puerto Rico Commonwealth Infrastructure Financing Authority Special Obligation Bonds, Series A, Prerefunded, 5.50%, 10/1/10	1,000	1,036

Texas – 2.7%

Collin County Tax G.O. Limited Refunding Bonds, Series A, 2.00%, 2/15/11	1,055	1,070

Conroe Independent School District G.O. Unlimited Refunding Bonds, Series B (PSF-GTD Insured), 1.50%, 2/15/12	350	353

Fort Worth G.O. Certificates Limited Bonds, 3.00%, 3/1/11	550	562

Houston Public Improvement G.O. Limited Refunding Bonds, Series A, 3.00%, 3/1/11	500	512

3.00%, 3/1/12	360	374

Lower Colorado River Authority Texas Refunding Revenue Bonds, 5.00%, 5/15/12	1,000	1,078

Tarrant Regional Water District Revenue Refunding & Improvement Bonds (AGM Insured), 5.00%, 3/1/12	1,500	1,609

Texas A&M University Revenue Bonds, Series D, Financing System, 4.00%, 5/15/11	1,000	1,039

Texas State PFA G.O. Unlimited Refunding Bonds, 5.00%, 10/1/12	1,000	1,099

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 40.7% – continued

Texas – 2.7% – continued
Texas State Tax & Revenue Anticipation Notes, 2.50%, 8/31/10	$1,000	$1,009
		8,705

Utah – 0.6%

Intermountain Power Agency Power Supply Revenue Refunding Bonds, Subseries B, 4.00%, 7/1/12	1,000	1,061
Utah State G.O. Unlimited Bonds, Series C, 3.00%, 7/1/12	1,000	1,047
		2,108

Virginia – 0.9%

Norfolk Virginia Capital Improvement G.O. Unlimited Revenue Refunding Bonds, Series B, 5.00%, 3/1/12	1,665	1,795
Virginia College Building Authority Education Facilities Revenue Bonds, Series D, 21st Century College & Equipment, 5.00%, 2/1/11	1,000	1,038
		2,833

Washington – 0.5%
King County G.O. Limited Tax Refunding Bonds, Series D, 4.00%, 12/1/11	1,535	1,621

Wisconsin – 2.3%

Madison City Capital Improvement G.O. Unlimited Refunding Promissory Notes, Series A, 3.00%, 10/1/12	1,000	1,051

Milwaukee Wisconsin G.O. Unlimited Promissory Notes, Series N1, 4.00%, 2/1/13	1,000	1,078

Platteville Wisconsin Water & Sewer System Revenue Bonds, Anticipation Notes, 2.00%, 6/1/12	1,600	1,612

Wisconsin School Districts Temporary Borrowing Program Revenue Notes, Series B, 1.63%, 10/15/10	1,700	1,710

Wisconsin School Districts Temporary Borrowing Program Tax & Revenue Anticipation Promissory Notes, Series A, 1.88%, 10/15/10	1,000	1,007

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	91	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 40.7% – continued

Wisconsin – 2.3% – continued

Wisconsin State G.O. Unlimited Bonds, Series C,
3.00%, 5/1/12	$1,000	$1,036
		7,494
Total Municipal Bonds
(Cost $133,741)		133,898

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 7.7%

Northern Institutional Funds – Diversified Assets Portfolio (7)(8)	25,450,733	$25,451
Total Investment Companies
(Cost $25,451)		25,451

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 26.6%

Austin City Of Texas Revenue Refunding VRDB, Water & Wastewater System (Dexia Credit LOC), 0.32%, 4/1/10	$1,550	$1,550

Brevard County Health Facilities Authority Wuesthoff Health System, Inc. Various Revenue Bonds, 0.60%, 4/7/10	1,000	1,000

California Educational Facilities Authority Revenue Bonds, 0.40%, 4/6/10	1,300	1,300

California State G.O. Unlimited VRDB, Series C-4, RMKT-12/01/09 (Citibank N.A. LOC), 0.29%, 4/1/10	2,000	2,000

Colorado Springs Utilities Revenue Refunding VRDB, Series C, 0.28%, 4/1/10	1,000	1,000

Denver City & County School District No 1, 0.36%, 4/7/10	1,000	1,000

Franklin County Ohio Health Care Presbyterian Various Revenue Bonds, Series A, 0.27%, 4/1/10	2,000	2,000

Harris County Cultural Education Facilities Finance Corp. Revenue VRDB, Subseries C-1, Methodist Hospital, 0.28%, 4/1/10	3,200	3,200

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 26.6% – continued

Houston Independent School District G.O. Limited VRDB (PSF-GTD Insured), 0.27%, 4/1/10	$1,000	$1,000

Huntsville-Randolph School Educational Building Authority Lease Revenue Refunding VRDB, Randolph School Project (Compass Bank), 0.45%, 4/1/10	700	700

Illinois Development Finance Authority Various Convertible Revenue Bonds, Series B, Evanston Northwestern, 0.29%, 4/1/10	2,000	2,000

Illinois Finance Authority Adjustable Revenue VRDB, Sacred Heart School Project (Fifth Third Bank LOC), 0.40%, 4/7/10	400	400

Indiana Finance Authority Hospital Various Revenue Refunding Bonds, Series C, Clarian Health, 0.27%, 4/7/10	3,000	3,000

Kansas State Department of Transportation Highway Adjustable Revenue Refunding VRDB, Series B-1, 0.22%, 4/1/10	4,000	4,000

Katy Independent School District G.O. Unlimited VRDB, Series C, Cash Building, 0.29%, 4/1/10	2,800	2,800

Kentucky Economic Development Finance Authority Hospital Facilities Revenue VRDB, Series B-2, Baptist Healthcare System (JP Morgan Chase Bank LOC), 0.28%, 4/1/10	1,000	1,000

Los Angeles Community Redevelopment Agency Multi Family Housing Revenue Refunding VRDB, Grand Promenade (FHLMC Insured), 0.27%, 4/1/10	2,000	2,000

Lowell Michigan Limited Obligation Industrial Development Revenue VRDB, Litehouse Inc. Project (Fifth Third Bank LOC), 0.69%, 4/1/10 (1)	1,305	1,305

Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board Revenue Refunding VRDB, Lipscomb University Project (FHLB LOC), 0.30%, 4/7/10	2,000	2,000

Michigan State Hospital Finance Authority Various Revenue Bonds, Marquette General Hospital, 0.30%, 4/1/10	1,100	1,100

See Notes to the Financial Statements.

FIXED INCOME FUNDS	92	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 26.6% – continued

Michigan State Housing Development Authority Revenue VRDB, Series C (G.O. of Authority Insured), 0.31%, 4/7/10	$2,000	$2,000

Montana State Board of Investments Various Revenue Bonds, Municipal Finance Consolidated Intercap, 0.50%, 9/1/10	1,000	1,000

New York City Health & Hospital Corp. Revenue VRDB, Series E, Health System (G.O. of Corp. Insured) (JP Morgan Chase & Co. LOC), 0.27%, 4/7/10	950	950

New York City Housing Development Corp. Multi Family Rent Housing Revenue VRDB, Series A, 2 Gold Street (FNMA Insured), 0.25%, 4/7/10	1,000	1,000

New York City Municipal Water Finance Authority Water & Sewer Revenue VRDB, Subseries B-1, 0.29%, 4/1/10	2,000	2,000

New York City Municipal Water Finance Authority Water & Sewer System Adjustable Revenue VRDB, Series BB-2, 2nd General Fiscal 2008, 0.30%, 4/1/10	2,000	2,000

New York State Dormitory Authority Non State Supported Debt Revenue VRDB, Series B, Cornell University, 0.32%, 4/1/10	2,000	2,000

Noblesville Indiana Economic Development Revenue VRDB, Series A, Princeton Lakes Apartments (Lasalle Bank N.A. LOC), 0.34%, 4/1/10 (1)	1,500	1,500

North Carolina Medical Care Commission Hospital Revenue VRDB, Pooled Equipment Financing Project (KBC Bank N.V. LOC), 0.29%, 4/6/10	800	800

Oklahoma Turnpike Authority Convertible Revenue Refunding VRDB, Series F, 0.29%, 4/1/10	2,000	2,000

Pennsylvania State Higher Educational Facilities Authority College & University Revenue VRDB, College of Optometry (Wachovia Bank N.A. LOC), 0.28%, 4/1/10	940	940

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 26.6% – continued

Richmond Redevelopment Agency Multi Family Housing Revenue Refunding VRDB, Series A, Summit Hilltop, (FNMA Insured), 0.28%, 4/1/10	$2,000	$2,000

Robbinsdale Revenue Refunding VRDB, Series A-2, North Memorial (Wells Fargo Bank N.A. LOC), 0.32%, 4/1/10	4,000	4,000

Roswell Georgia Housing Authority Various Revenue Refunding Bonds, Housing Wood Crossing Project, 0.24%, 5/1/10	500	500

Savannah Economic Development Authority Revenue VRDB, Calvary Day School Project (Suntrust Bank LOC), 0.70%, 4/7/10	1,000	1,000

Shelby County Health Educational & Housing Facilities Board Revenue VRDB, Saint Benedict Auburndale School (Regions Bank LOC), 0.60%, 4/1/10	1,000	1,000

Shelby County Health Educational & Housing Facilities Board Revenue VRDB, Tipton Rosemark Academy (Region Bank LOC), 0.60%, 4/1/10	685	685

Texas State G.O. Unlimited Refunding VRDB, Adjustable Tax, Series B, Veterans Land, 0.30%, 4/1/10	900	900

U.S. Cash Management Bill, 0.28%, 6/17/10	300	300

0.24%, 7/15/10	2,000	1,999

U.S. Treasury Bill, 0.18%, 9/2/10	5,000	4,996

0.20%, 9/9/10	3,000	2,997

0.23%, 9/16/10	1,000	999

University of Akron Ohio General Receipts Revenue Refunding VRDB, Series C-1, (Assured Guaranty Insured), 0.32%, 4/1/10	2,000	2,000

University of Alabama at Birmingham Hospital Revenue VRDB, Series B (Regions Bank LOC), 0.60%, 4/1/10	1,500	1,500

University of Michigan Revenue VRDB, 0.29%, 4/1/10	1,900	1,900

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	93	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 26.6% – continued

Utah Housing Corp. Single Family Mortgage Revenue Refunding VRDB, Series A, Class 1, 0.29%, 4/7/10	$3,000	$3,000

Valdez Alaska Marine Terminal BP Pipelines Project, Inc. Revenue Refunding Bonds, Series A, 0.30%, 4/1/10	2,000	2,000

Vermont Industrial Development Authority Hydro Electric VRDB, Public Services Corp. (TD Bank N.A. LOC), 0.40%, 4/15/10	500	500

Washington State Health Care Facilities Authority Revenue Bonds, Class C-1, Ars-Overlake Hospital Medical Center, 0.35%, 4/1/10	1,100	1,100

Washington State Housing Finance Commission Revenue VRDB, Series VR-2A (AMT), Single Family Program (GNMA/FNMA/FHLMC Insured), 0.34%, 4/1/10 (1)	1,150	1,150

Winston-Salem NC Water and Sewer System, Revenue VRDB, Series B, 0.30%, 4/7/10	1,000	1,000

Wisconsin State Health & Educational Facilities Authority Revenue VRDB, Series B, Southwest Health Center (Fifth Third Bank LOC), 0.50%, 4/7/10	1,440	1,440
Total Short-Term Investments
(Cost $87,511)		87,511

Total Investments – 104.5%
(Cost $342,962)		343,561
Liabilities less Other Assets – (4.5)%		(14,898)
NET ASSETS – 100.0%		$328,663

(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly sold without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers, or if not available in accordance with procedures established by the Trustees of Northern Funds.
(2)	Restricted security that has been deemed illiquid. At March 31, 2010, the value of these restricted illiquid securities amounted to approximately $3,997,000 or 1.2% of net assets. Additional information on each restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000s)
Anheuser-Busch InBev Worldwide, Inc., 2.50%, 3/26/13	3/25/10	$1,998

Thermo Fisher Scientific, Inc., 2.15%, 12/28/12	3/5/10	1,996

(3)	When-Issued Security.
(4)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency (FHFA) placed Fannie Mae and Freddie Mac in conservatorship. The United States Treasury has put in place a set of financing agreements to ensure that these entities continue to meet their obligations to holders of bonds that they have issued or guaranteed.
(5)	First accrual date April 1, 2010.
(6)	Zero coupon bond reflects effective yield on the date of purchase.
(7)	Investment in affiliated Portfolio. Northern Trust Investments, N.A. is an investment adviser of the Fund and an investment adviser to the Northern Institutional Funds.
(8)	The Fund had approximately $25,451,000 of net purchases in the Diversified Assets Portfolio of the Northern Institutional Funds during the fiscal year ended March 31, 2010.

Percentages shown are based on Net Assets.

At March 31, 2010, the credit quality distribution (unaudited) for the Tax- Advantaged Ultra-Short Fixed Income Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	%
AAA	8.6%
AA+	5.4
AA	6.6
AA-	8.5
A+	6.9
A1+	23.2
A1	16.0
A2	1.8
A	4.4
A-	3.0
BBB+	6.9
BBB	2.2
Treasury	5.9
Agency	0.6

Total	100.0%

*	Standard & Poor’s Rating Services

See Notes to the Financial Statements.

FIXED INCOME FUNDS	94	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities or other financial instruments. Following is a summary of the inputs used in valuing the Tax-Advantaged Ultra-Short Fixed Income Fund’s investments, which are carried at fair value, as of March 31, 2010:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)		LEVEL 3 (000s)	TOTAL (000s)
Asset-Backed Securities	$–	$2,528	(1)	$–	$2,528
Corporate Bonds	–	58,273	(1)	–	58,273
Foreign Issuer Bonds	–	25,856	(1)	–	25,856
U.S. Government Agencies	–	1,997		–	1,997
U.S. Government Obligations	–	8,047		–	8,047
Municipal Bonds	–	133,898	(1)	–	133,898
Investment Companies	25,451	–		–	25,451
Short-Term Investments	–	87,511		–	87,511
Total Investments	$25,451	$318,110		$–	$343,561

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	95	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

ULTRA-SHORT FIXED INCOME FUND

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 13.9%

Automobile – 10.1%

Ally Auto Receivables Trust, Series 2009-A, Class A2, 1.32%, 3/15/12 (1)	$500	$502

Ally Auto Receivables Trust, Series 2009-B, Class A2, 1.21%, 6/15/12 (1)	1,000	1,004

Americredit Prime Automobile Receivable, Series 2009-1, Class A3, 2.21%, 1/15/14	500	503

Bank of America Auto Trust, Series 2009-2A, Class A3, 2.13%, 9/15/13 (1)	600	609

CarMax Auto Owner Trust, Series 2009-2, Class A3, 1.74%, 4/15/14	1,500	1,507

Chrysler Financial Auto Securitization Trust, Series 2009-A, Class A3, 2.82%, 1/15/16	500	512

Chrysler Financial Auto Securitization Trust, Series 2009-B, Class A2, 1.15%, 11/8/11	1,000	1,003

Ford Credit Auto Owner Trust, Series 2009-D, Class A2, 1.21%, 1/15/12	700	702

Ford Credit Auto Owner Trust, Series 2009-E, Class A1, 0.29%, 12/15/10 (1)	231	230

Ford Credit Auto Owner Trust, Series 2009-E, Class A3, 1.51%, 1/15/14	500	502

Harley-Davidson Motorcycle Trust, Series 2009-2, Class A3, 2.62%, 3/15/14	500	510

Harley-Davidson Motorcycle Trust, Series 2009-3, Class A3, 1.74%, 9/15/13	1,000	1,005

Honda Auto Receivables Owner Trust, Series 2009-3, Class A3, 2.31%, 5/15/13	500	509

Honda Auto Receivables Owner Trust, Series 2010-1, Class A2, 0.62%, 2/21/12	1,400	1,400

Hyundai Auto Receivables Trust, Series 2009-A, Class A3, 2.03%, 8/15/13	1,000	1,015

Mercedes-Benz Auto Receivables Trust, Series 2009-1, Class A3, 1.67%, 1/15/14	1,000	1,010

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 13.9% – continued

Automobile – 10.1% – continued

USAA Auto Owner Trust, Series 2009-1, Class A3, 3.02%, 6/17/13	$1,000	$1,023

USAA Auto Owner Trust, Series 2009-2, Class A3, 1.54%, 2/18/14	1,000	1,006

Volkswagen Auto Loan Enhanced Trust, Series 2010-1, Class A3, 1.31%, 1/20/14	1,500	1,503
World Omni Auto Receivables Trust, Series 2010-A, Class A3, 1.34%, 12/16/13	1,350	1,353
		17,408

Credit Card – 1.9%

Chase Issuance Trust, Series 2009-A7, Class A7, 0.68%, 9/17/12	1,000	1,001

Citibank Credit Card Issuance Trust, Series 2009-A3, Class A3, 2.70%, 6/24/13	500	510

Discover Card Master Trust, Series 2009-A2, Class A, 1.53%, 2/17/15	600	611

GE Capital Credit Card Master Note Trust, Series 2009-2, Class A, 3.69%, 7/15/15	600	621
GE Capital Credit Card Master Note Trust, Series 2009-3, Class A, 2.54%, 9/15/14	500	507
		3,250

Equipment – 1.9%

CNH Equipment Trust, Series 2009-C, Class A3, 1.85%, 12/16/13	1,300	1,309

CNH Equipment Trust, Series 2010-A, Class A2, 0.81%, 8/15/12	500	500
John Deere Owner Trust, Series 2009-B, Class A3, 1.57%, 10/15/13	1,500	1,509
		3,318
Total Asset-Backed Securities
(Cost $23,801)		23,976

See Notes to the Financial Statements.

FIXED INCOME FUNDS	96	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 42.5%

Aerospace/Defense – 2.1%

Boeing (The) Co., 1.88%, 11/20/12	$1,500	$1,506

General Dynamics Corp., 1.80%, 7/15/11	500	505
Raytheon Co., 5.50%, 11/15/12	1,530	1,685
		3,696

Auto Parts & Equipment – 0.5%
Johnson Controls, Inc., 5.25%, 1/15/11	850	878

Banks – 3.4%

Goldman Sachs Group (The), Inc., 6.88%, 1/15/11	500	523

3.63%, 8/1/12	1,000	1,036

JPMorgan Chase & Co., 0.90%, 2/26/13	2,000	2,010

Morgan Stanley, 6.75%, 4/15/11	825	871
0.50%, 1/9/12	1,500	1,483
		5,923

Beverages – 3.0%

Anheuser-Busch InBev Worldwide, Inc., 1.01%, 3/26/13 (1)(2)	700	701

2.50%, 3/26/13 (1)(2)	1,000	1,002

Coca-Cola Enterprises, Inc., 0.85%, 5/6/11	1,500	1,510

PepsiCo, Inc., 0.28%, 7/15/11	1,500	1,501

5.15%, 5/15/12	500	539
		5,253

Chemicals – 2.5%

Air Products & Chemicals, Inc., 4.15%, 2/1/13	1,600	1,674

EI du Pont de Nemours & Co., 4.75%, 11/15/12	1,000	1,075
Praxair, Inc., 1.75%, 11/15/12	1,500	1,502
		4,251

Commercial Services – 0.6%
ERAC USA Finance LLC, 5.80%, 10/15/12 (1)	1,000	1,080

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 42.5% – continued

Computers – 1.5%

Hewlett-Packard Co., 1.30%, 5/27/11	$1,500	$1,518
International Business Machines Corp., 0.29%, 11/4/11	1,000	1,000
		2,518

Cosmetics/Personal Care – 1.2%
Procter & Gamble (The) Co., 1.38%, 8/1/12	2,000	2,000

Diversified Financial Services – 6.8%

American Honda Finance Corp., 2.64%, 6/29/11 (1)	500	510

2.38%, 3/18/13 (1) (2)	1,300	1,300

BlackRock, Inc., 2.25%, 12/10/12	1,000	1,008

Caterpillar Financial Services Corp., 0.51%, 12/16/11	1,000	1,003

2.00%, 4/5/13	1,000	999

General Electric Capital Corp., 6.13%, 2/22/11	500	523

2.80%, 1/8/13	1,000	1,012

1.10%, 1/15/13	1,000	993

National Rural Utilities Cooperative Finance Corp., 2.63%, 9/16/12	500	510

Nissan Motor Acceptance Corp., 3.25%, 1/30/13 (1)	1,400	1,414

PACCAR Financial Corp., 1.95%, 12/17/12	1,000	998
0.70%, 4/5/13 (3)	1,500	1,496
		11,766

Electric – 2.0%

Dominion Resources, Inc., 1.31%, 6/17/10	1,500	1,503

MidAmerican Energy Holdings Co., 3.15%, 7/15/12	500	513
Southern Co., 0.65%, 10/21/11	1,500	1,508
		3,524

Electronics – 0.9%
Thermo Fisher Scientific, Inc., 2.15%, 12/28/12 (1)(2)	1,600	1,595

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	97	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 42.5% – continued

Food – 2.5%

General Mills, Inc., 6.00%, 2/15/12	$1,500	$1,632

Kellogg Co., 6.60%, 4/1/11	1,000	1,055
Sara Lee Corp., 6.25%, 9/15/11	1,500	1,594
		4,281

Healthcare – Products – 1.2%

Baxter International, Inc., 1.80%, 3/15/13	1,000	998
Johnson & Johnson, 5.15%, 8/15/12	1,000	1,090
		2,088

Healthcare – Services – 1.4%

UnitedHealth Group, Inc., 0.45%, 6/21/10	600	600

5.25%, 3/15/11	500	519
WellPoint, Inc., 5.00%, 1/15/11	1,200	1,235
		2,354

Household Products/Wares – 0.9%
Kimberly-Clark Corp., 0.35%, 7/30/10	1,500	1,500

Insurance – 4.1%

Berkshire Hathaway, Inc., 0.68%, 2/11/13	1,600	1,606

2.13%, 2/11/13	1,600	1,613

Metropolitan Life Global Funding, 0.65%, 7/13/11 (1)	1,500	1,498

2.88%, 9/17/12 (1)	1,000	1,017

Prudential Financial, Inc., 3.63%, 9/17/12	1,000	1,028
2.75%, 1/14/13	300	300
		7,062

Media – 1.2%

Comcast Cable Communications LLC, 6.75%, 1/30/11	1,000	1,045
Time Warner, Inc., 5.50%, 11/15/11	1,000	1,061
		2,106

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 42.5% – continued

Oil & Gas – 0.6%
Marathon Oil Corp., 6.13%, 3/15/12	$1,000	$1,089

Pharmaceuticals – 0.9%

GlaxoSmithKline Capital, Inc., 0.88%, 5/13/10	1,000	1,001
Merck & Co., Inc., 1.88%, 6/30/11	500	505
		1,506

Retail – 2.2%

CVS Caremark Corp., 1.75%, 9/10/10	430	432

5.75%, 8/15/11	1,000	1,057

Home Depot (The), Inc., 5.20%, 3/1/11	1,250	1,298
McDonald’s Corp., 5.75%, 3/1/12	1,000	1,082
		3,869

Software – 0.3%
Oracle Corp., 5.00%, 1/15/11	500	517

Telecommunications – 1.8%

Cellco Partnership/Verizon Wireless Capital LLC, 2.85%, 5/20/11	1,500	1,544

3.75%, 5/20/11	500	516
New Cingular Wireless Services, Inc., 7.88%, 3/1/11	1,000	1,064
		3,124

Transportation – 0.9%
United Parcel Service, Inc., 4.50%, 1/15/13	1,539	1,645
Total Corporate Bonds
(Cost $73,309)		73,625

FOREIGN ISSUER BONDS – 18.2%

Agency – 0.9%
Kreditanstalt fuer Wiederaufbau, 0.25%, 2/22/13	1,500	1,500

Auto Manufacturers – 0.9%
Daimler Finance N.A. LLC, 7.75%, 1/18/11	1,500	1,578

See Notes to the Financial Statements.

FIXED INCOME FUNDS	98	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 18.2% – continued

Banks – 8.0%

ANZ National International Ltd., 2.38%, 12/21/12 (1)	$750	$751

Australia & New Zealand Banking Group Ltd., 0.55%, 10/21/11 (1)	1,500	1,500

Bank of Nova Scotia, 0.50%, 3/5/12	1,500	1,500

BNP Paribas/BNP Paribas US Medium-Term Note Program LLC, 0.50%, 2/1/12	1,500	1,499

Canadian Imperial Bank of Commerce, 2.00%, 2/4/13 (1)	1,400	1,405

Credit Suisse, New York, 3.45%, 7/2/12	500	518

Deutsche Bank A.G., 0.55%, 1/19/12	1,600	1,600

National Australia Bank Ltd., 0.77%, 1/8/13 (1)	1,500	1,497

Rabobank Nederland N.V., 2.65%, 8/17/12 (1)	600	612

Societe Generale, New York, 0.60%, 2/3/12	1,500	1,499
Westpac Banking Corp., 2.25%, 11/19/12	1,500	1,511
		13,892

Beverages – 0.9%
SABMiller PLC, 6.20%, 7/1/11 (1)	1,500	1,582

Chemicals – 0.8%
Potash Corp. of Saskatchewan, Inc., 7.75%, 5/31/11	1,300	1,393

Diversified Financial Services – 0.9%

BP Capital Markets PLC, 1.26%, 3/17/11	1,000	1,010
1.55%, 8/11/11	600	606
		1,616

Healthcare – Services – 0.6%
Roche Holdings, Inc., 2.25%, 2/25/11 (1)	1,000	1,018

Mining – 0.9%
BHP Billiton Finance USA Ltd., 5.13%, 3/29/12	1,500	1,606

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 18.2% – continued

Miscellaneous Manufacturing – 0.9%
Tyco International Finance, S.A., 6.75%, 2/15/11	$1,500	$1,573

Oil & Gas – 1.8%

Devon Financing Corp. ULC, 6.88%, 9/30/11	1,000	1,079
Shell International Finance B.V., 1.88%, 3/25/13	2,000	1,998
		3,077

Pharmaceuticals – 1.0%
AstraZeneca PLC, 5.40%, 9/15/12	1,500	1,638

Telecommunications – 0.6%
Vodafone Group PLC, 5.50%, 6/15/11	1,000	1,049
Total Foreign Issuer Bonds
(Cost $31,446)		31,522

U.S. GOVERNMENT AGENCIES – 6.4% (4)

Fannie Mae – 0.6%
1.00%, 11/23/11	1,000	1,001

Federal Farm Credit Bank – 1.7%

0.40%, 2/3/11	1,500	1,497
0.19%, 1/25/13	1,500	1,495
		2,992

Federal Home Loan Bank – 3.8%

0.50%, 3/7/11	667	666

0.50%, 3/14/11	2,000	1,998

0.13%, 8/5/11	1,400	1,398

1.05%, 12/21/11	1,500	1,495
1.25%, 2/10/12	1,000	999
		6,556

Freddie Mac – 0.3%
1.50%, 8/24/11	500	502
Total U.S. Government Agencies
(Cost $11,062)		11,051

U.S. GOVERNMENT OBLIGATIONS – 2.0%

U.S. Treasury Notes – 2.0%

2.38%, 8/31/10	1,000	1,009

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	99	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 2.0% – continued

U.S. Treasury Notes – 2.0% – continued

0.88%, 12/31/10	$1,000	$1,004

0.88%, 5/31/11	1,000	1,004
1.00%, 7/31/11	500	503
		3,520
Total U.S. Government Obligations
(Cost $3,501)		3,520

MUNICIPAL BONDS – 3.1%

California – 0.6%
State of California Revenue Anticipation Notes, Subseries A-1, 3.00%, 5/25/10	1,000	1,003

Florida – 1.6%

Citizens Property Insurance Corp. Senior Secured Revenue Notes, Series A-2, High Risk Account, 4.50%, 6/1/10	1,000	1,006
2.00%, 4/21/11 (3)	1,700	1,709
		2,715

New York – 0.6%
New York City Transitional Finance Authority TRB, Series D, 4.65%, 2/1/12	1,000	1,060

Virginia – 0.3%
Virginia State G.O. Unlimited Bonds, Build America Bonds, Series E-1, 1.20%, 6/1/11	500	503
Total Municipal Bonds
(Cost $5,279)		5,281

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 3.5%
Northern Institutional Funds – Diversified Assets Portfolio (5)(6)	6,094,833	$6,095
Total Investment Companies
(Cost $6,095)		6,095

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 12.1%

CHARTA LLC, 0.20%, 4/13/10	$1,500	$1,500

CRC Funding LLC, 0.19%, 4/27/10	1,500	1,499

Denver City & County School District No 1, 0.36%, 4/7/10	1,500	1,500

Elgin Educational Facilities Adjustable Revenue VRDB, Harvest Christian Academy (Fifth Third Bank LOC), 0.38%, 4/1/10	700	700

Homestead Special Obligation Variable Refundable TRB, Speedway Project (Suntrust Bank LOC), 0.70%, 4/7/10	1,500	1,500

Huntsville-Randolph School Educational Building Authority Lease Revenue Refunding VRDB, Randolph School Project (Compass Bank), 0.45%, 4/1/10	500	500

Mississippi State G.O. Unlimited VRDB, Taxable, Series B, Nissan Project, 0.31%, 4/7/10	1,500	1,500

New York State Housing Finance Agency Variable TRB, Series B, West 37th Street (Helaba LOC), 0.34%, 4/7/10	1,000	1,000

Noblesville Indiana Economic Development, Revenue VRDB, Series A, Princeton Lakes Apartment (Lasalle Bank N.A.), 0.34%, 4/1/10	1,000	1,000

Rabobank Nederland N.V., 0.30%, 6/14/10	1,000	1,000

Sheffield Receivables Corp., 0.20%, 5/12/10	2,000	2,000

State of Texas G.O. Unlimited Refunding VRDB, Adjustable Tax Rate, Series B, Vets Housing Project, 0.30%, 4/7/10	2,300	2,300

Straight- A Funding LLC, 0.17%, 4/12/10	1,500	1,500

U.S. Treasury Bill, 0.15%, 5/6/10	1,000	1,000

Volusia County Industrial Development Authority Variable TRB, Series B (Lasalle Bank LOC), 0.80%, 4/1/10	1,000	1,000

See Notes to the Financial Statements.

FIXED INCOME FUNDS	100	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 12.1% – continued
Yorktown Capital LLC, 0.22%, 4/12/10	$1,500	$1,500
Total Short-Term Investments
(Cost $20,999)		20,999

Total Investments – 101.7%
(Cost $175,492)		176,069
Liabilities less Other Assets – (1.7)%		(2,870)
NET ASSETS – 100.0%		$173,199

(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly sold without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers, or if not available in accordance with procedures established by the Trustees of Northern Funds.
(2)	Restricted security that has been deemed illiquid. At March 31, 2010, the value of these restricted illiquid securities amounted to approximately $4,598,000 or 2.7% of net assets. Additional information on each restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000s)
American Honda Finance Corp., 2.38%, 3/18/13	3/10/10	$1,299

Anheuser-Busch InBev Worldwide, Inc., 1.01%, 3/26/13	3/25/10	700

Anheuser-Busch InBev Worldwide, Inc., 2.50%, 3/26/13	3/25/10	999

Thermo Fisher Scientific, Inc., 2.15%, 12/28/12	3/05/10	1,597

(3)	When-Issued Security.
(4)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency (FHFA) placed Fannie Mae and Freddie Mac in conservatorship. The United States Treasury has put in place a set of financing agreements to ensure that these entities continue to meet their obligations to holders of bonds that they have issued or guaranteed.
(5)	Investment in affiliated Portfolio. Northern Trust Investments, N.A. is an investment adviser of the Fund and an investment adviser to the Northern Institutional Funds.
(6)	The Fund had approximately $6,095,000 of net purchases in the Diversified Assets Portfolio of the Northern Institutional Funds during the fiscal year ended March 31, 2010.

Percentages shown are based on Net Assets.

At March 31, 2010, the credit quality distribution (unaudited) for the Ultra Short Fixed Income Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION *	%
AAA	15.8%
AA+	4.1
AA	6.6
AA-	8.6
A+	6.6
A	12.0
A-	6.1
A1+	7.4
A1	8.9
A2	0.7
BBB+	10.6
BBB	2.8
Treasury	2.6
Agency	7.2

Total	100.0%

*	Standard & Poor’s Rating Services

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3 – Valuation based on inputs that are unobservable and significant. The Fund utilized the following valuation techniques on Level 3 investments: The Fund valued certain securities using evaluated prices, based on broker quotes, accumulated by the Fund’s primary pricing source.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Ultra-Short Fixed Income Fund’s investments, which are carried at fair value, as of March 31, 2010:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Asset Backed Securities	$–	$23,976 (1)	$–	$23,976
Corporate Bonds
Aerospace/Defense	–	3,696	–	3,696
Auto Parts & Equipment	–	878	–	878
Banks	–	5,923	–	5,923
Beverages	–	4,552	701	5,253
Chemicals	–	4,251	–	4,251
Commercial Services	–	1,080	–	1,080
Computers	–	2,518	–	2,518
Cosmetics/Personal Care	–	2,000	–	2,000
Diversified Financial Services	–	11,766	–	11,766
Electric	–	3,524	–	3,524
Electronics	–	1,595	–	1,595
Food	–	4,281	–	4,281

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	101	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

ULTRA-SHORT FIXED INCOME FUND continued	MARCH 31, 2010

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Healthcare – Products	$–	$2,088	$–	$2,088
Healthcare – Services	–	2,354	–	2,354
Household Products/Wares	–	1,500	–	1,500
Insurance	–	7,062	–	7,062
Media	–	2,106	–	2,106
Oil & Gas	–	1,089	–	1,089
Pharmaceuticals	–	1,506	–	1,506
Retail	–	3,869	–	3,869
Software	–	517	–	517
Telecommunications	–	3,124	–	3,124
Transportation	–	1,645	–	1,645
Foreign Issuer Bonds	–	31,522 (1)	–	31,522
U.S. Government Agencies	–	11,051 (1)	–	11,051
U.S. Government Obligations	–	3,520	–	3,520
Municipal Bonds	–	5,281 (1)	–	5,281
Investment Companies	6,095	–	–	6,095
Short-Term Investments	–	20,999	–	20,999

Total Investments	$6,095	$169,273	$701	$176,069

(1)	Classifications as defined in the Schedule of Investments.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	BALANCE AS OF 6/18/09 (000s) (1)	NET REALIZED GAIN(LOSS) (000s)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) (000s)	NET PURCHASES (SALES) (000s)	NET TRANSFERS IN AND/OR OUT OF LEVEL 3 (000s)	BALANCE AS OF 3/31/10 (000s)
Corporate Bonds
Beverages	–	–	$1	$700	–	$701

Total	$–	$–	$1	$700	$–	$701

(1)	Commenced investment operations on June 18, 2009.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	102	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT FUND	MARCH 31, 2010

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 35.1% (1)

Fannie Mae – 19.6%

2.05%, 10/19/12	$800	$801

1.88%, 10/29/12	1,020	1,020

2.00%, 1/15/13	1,050	1,052

2.13%, 1/25/13	1,050	1,052

2.00%, 4/15/13 (2)	1,000	1,000

2.10%, 9/16/13	1,000	995

3.13%, 9/29/14	1,900	1,904

2.63%, 11/20/14	1,186	1,186

3.00%, 2/17/15	1,450	1,452

2.25%, 3/2/17	1,100	1,099

Pool #190371, 6.50%, 7/1/36	1,290	1,402

Pool #555649, 7.50%, 10/1/32	236	268

Pool #735402, 5.00%, 4/1/35	1,463	1,515

Pool #869217, 5.44%, 2/1/36	2,316	2,419

Pool #893082, 5.81%, 9/1/36	752	789
Series 2007, Class 26C, 5.50%, 3/25/33	1,290	1,363
		19,317

Federal Farm Credit Bank – 1.1%
1.75%, 2/21/13	1,075	1,072

Federal Home Loan Bank – 3.6%

2.00%, 10/5/12	1,050	1,056

1.63%, 11/21/12	1,500	1,504
2.00%, 3/4/13	1,000	998
		3,558

Freddie Mac – 7.6%

1.80%, 3/25/13	1,000	994

2.13%, 8/26/13	1,050	1,050

Pool #1J0365, 5.82%, 4/1/37	1,746	1,849

Pool #1J2840, 5.94%, 9/1/37	2,045	2,173

Pool #410092, 3.17%, 11/1/24	51	53
Series 2944, Class WD, 5.50%, 11/15/28	1,265	1,308
		7,427

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 35.1% (1) – continued

Government National Mortgage Association – 3.2%

Pool #268360, 10.00%, 4/15/19	$21	$24

Pool #270288, 10.00%, 6/15/19	22	25

Series 2007, Class 15A, 4.51%, 10/16/28	818	844

Series 2007, Class 4A, 4.21%, 6/16/29	622	644

Series 2008, Class 14AC, 4.46%, 12/16/30	681	713
Series 2008, Class 8A, 3.61%, 11/16/27	878	897
		3,147
Total U.S. Government Agencies
(Cost $34,084)		34,521

U.S. GOVERNMENT OBLIGATIONS – 61.8%

U.S. Treasury Notes – 61.8%

1.00%, 3/31/12	6,109	6,106

1.38%, 5/15/12	8,884	8,939

1.38%, 3/15/13	9,801	9,743

2.63%, 7/31/14	5,017	5,086

2.50%, 3/31/15	6,026	6,009

4.25%, 8/15/15	4,391	4,741

3.25%, 3/31/17	10,563	10,550
3.63%, 2/15/20	9,792	9,625
		60,799
Total U.S. Government Obligations
(Cost $60,898)		60,799

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 3.7%
Northern Institutional Funds – Government Portfolio (3)(4)	3,687,066	$3,687
Total Investment Companies
(Cost $3,687)		3,687

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	103	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT FUND continued	MARCH 31, 2010

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.3%
U.S. Treasury Bill, 0.30%, 1/13/11 (5)	$250	$250
Total Short-Term Investments
(Cost $250)		250

Total Investments – 100.9%
(Cost $98,919)		99,257
Liabilities less Other Assets – (0.9)%		(859)
NET ASSETS – 100.0%		$98,398

(1)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency (FHFA) placed Fannie Mae and Freddie Mac in conservatorship. The United States Treasury has put in place a set of financing agreements to ensure that these entities continue to meet their obligations to holders of bonds that they have issued or guaranteed.
(2)	When-Issued Security.
(3)	Investment in affiliated Portfolio. Northern Trust Investments, N.A. is an investment adviser of the Fund and an investment adviser to the Northern Institutional Funds.
(4)	The Fund had approximately $3,687,000 of net purchases in the Government Portfolio of the Northern Institutional Funds during the fiscal year ended March 31, 2010.
(5)	Security pledged as collateral to cover margin requirements for open futures contracts.

Percentages shown are based on Net Assets.

At March 31, 2010, the U.S. Government Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAINS (000s)
Ten Year U.S. Treasury Note	39	$4,534	Long	6/10	$10
Two Year U.S. Treasury Note	8	1,736	Long	6/10	1

Total					$11

At March 31, 2010, the credit quality distribution (unaudited) for the U.S. Government Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION *	%
AAA	98.9%
Not rated	1.1

Total	100.0%

*	Standard & Poor’s Rating Services

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the U.S. Government Fund’s investments and other financial instruments, which are carried at fair value, as of March 31, 2010:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
U.S. Government Agencies
Fannie Mae	$–	$19,317	$–	$19,317
Federal Farm Credit Bank	–	1,072	–	1,072
Federal Home Loan Bank	–	3,558	–	3,558
Freddie Mac	–	7,427	–	7,427
Government National Mortgage Association	–	3,147	–	3,147
U.S. Government Obligations	–	60,799	–	60,799
Investment Companies	3,687	–	–	3,687
Short-Term Investments	–	250	–	250

Total Investments	$3,687	$95,570	$–	$99,257

Other Financial Instruments (1)	$11	–	–	$11

(1)	Other financial instruments include futures and forwards, if applicable.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	104	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

ABBREVIATIONS AND OTHER INFORMATION	MARCH 31, 2010

EXPLANATION OF ABBREVIATIONS USED THROUGHOUT THE SCHEDULES OF INVESTMENTS

COP	Certificate of Participation
FSA	Financial Security Assurance
FSB	Federal Savings Bank
G.O.	General Obligation
GTD	Guaranteed
LOC	Line of Credit
NATL-RE	National Public Finance Guarantee Corporation
PCR	Pollution Control Revenue
PFA	Public Finance Authority
PSF	Permanent School Fund
VRDB	Variable Rate Demand Bond

With respect to the Schedules of Investments, the percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, for floating rate securities, the current reset rate or, for interest-only or principal-only securities, the current effective yield.

Maturity dates represent the stated date on the security or the next interest reset/puttable date for floating and variable rate securities.

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FIXED INCOME FUNDS

NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

Northern Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust includes 44 portfolios as of March 31, 2010, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Bond Index, Fixed Income, Global Fixed Income, High Yield Fixed Income, Short-Intermediate U.S. Government, Tax-Advantaged Ultra-Short Fixed Income, Ultra-Short Fixed Income and U.S. Government Funds (each a “Fund” and collectively, the “Funds”) are separate investment portfolios of the Trust, all of which are diversified portfolios except for the Global Fixed Income Fund, which is a non-diversified portfolio of the Trust. Non-diversified portfolios may invest a relatively high percentage of their net assets in obligations of a limited number of issuers. Each of the Funds is presented herein. The Tax-Advantaged Ultra-Short Fixed Income and Ultra-Short Fixed Income Funds commenced investment operations on June 18, 2009.

Northern Trust Investments, N.A. (“NTI”) and Northern Trust Global Investments Limited (“NTGIL”), each a subsidiary of The Northern Trust Company (“Northern Trust”), serve jointly as the investment advisers of the Global Fixed Income Fund. NTI serves as the investment adviser for each of the other Funds. Northern Trust also serves as the custodian, fund accountant and transfer agent for the Trust. NTI serves as the Trust’s administrator. Northern Funds Distributors, LLC is the Trust’s distributor.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles or “GAAP.” The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

A) VALUATION OF SECURITIES AND CONTRACTS Securities are valued at their fair value. Securities traded on U.S. securities exchanges or in the NASDAQ National Market System are principally valued at the regular trading session closing price (generally, 3:00 P.M. Central time) on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the NASDAQ National Market System are also generally valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities. Such prices may be determined taking into account securities prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities.

The values of securities of foreign issuers are generally based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities.

Shares of open-end investment companies are valued at net asset value (“NAV”). Spot and forward foreign currency exchange contracts are generally valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker-provided prices, as are swaps, caps, collars and floors. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments are valued at amortized cost, which the investment advisers have determined, pursuant to the Board of Trustees’ authorization, approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by the investment advisers under the supervision of the Board of Trustees. The Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of market values normally used by a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance. This may occur particularly with respect to certain foreign securities held by a Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Fund’s NAV is calculated. The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) FUTURES CONTRACTS Each Fund may invest in long or short futures contracts for hedging purposes, to increase total return (i.e., for speculative purposes) or to maintain liquidity. The Fund bears the market risk arising from changes in the value of these financial instruments. At the time a Fund enters into a futures

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FIXED INCOME FUNDS

MARCH 31, 2010

contract, it is generally required to make a margin deposit with the custodian of a specified amount of liquid assets. Futures are marked to market each day with the change in value reflected in the unrealized gains or losses. When used as a hedge, a Fund may sell a futures contract in order to offset a decrease in the market value of its portfolio securities that might otherwise result from a market decline. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. Credit risk is mitigated to the extent that the exchange on which a particular futures contract is traded assumes the risk of a counterparty defaulting on its obligations under the contract. The Statements of Operations reflect gains or losses, if any, as realized for closed futures contracts and as unrealized for open futures contracts. Further information on the impact of these positions to the Funds’ Financial Statements can be found in Note 9.

At March 31, 2010, the Fixed Income Fund and U.S. Government Fund had entered into exchange-traded long futures contracts. The aggregate market value of securities pledged to cover margin requirements for open positions was approximately $1,496,000 and $250,000 respectively.

C) FOREIGN CURRENCY TRANSLATIONS Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot rates on the New York stock exchange normally at approximately 3:00 P.M. Central time. The cost of purchases and proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gains or losses, if any, on investments resulting from changes in foreign exchange rates are included on the Statements of Operations with net realized and unrealized gains (losses) on investments. The realized gains or losses, if any, on translations of other assets and liabilities denominated in foreign currencies are included in foreign currency transactions on the Statements of Operations.

D) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS Certain Funds are authorized to enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge against either specific transactions or portfolio positions, or as a cross-hedge transaction or for speculative purposes. The objective of a Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of a Fund’s foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All forward foreign currency exchange contracts are “marked-to-market” daily at the applicable exchange rates and any resulting unrealized gains or losses are recorded in the financial statements. The Fund records realized gains or losses at the time the forward foreign currency exchange contract is offset by entering into a closing transaction with the same counterparty or is extinguished by delivery of the currency.

Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Funds bear the market risk from changes in foreign currency exchange rates and the credit risk if the counterparty to the contract fails to perform. The Statements of Operations reflect realized gains or losses, if any, in foreign currency transactions and change in unrealized gains or losses in forward foreign currency exchange contracts. Further information on the impact of these positions to the Funds’ Financial Statements can be found in Note 9.

E) WHEN-ISSUED/DELAYED DELIVERY SECURITIES Certain Funds may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into the commitment to purchase a security, the transaction is recorded and the value of the commitment is reflected in the NAV. The value of the commitment may vary with market fluctuations. No interest accrues to the Fund until settlement takes place. At the time the Fund enters into this type of transaction, it is required to segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the commitment. As of March 31, 2010, the aggregate market value of securities segregated to cover such commitments was approximately $633,030,000, $412,589,000, $344,408,000, $259,319,000, $27,433,000, $31,600,000, and $14,501,000 for the Bond Index, Fixed Income, High Yield Fixed Income, Short-Intermediate U.S. Government, Tax-Advantaged Ultra-Short Fixed Income, U.S. Government and Ultra-Short Fixed Income Funds, respectively. When-issued securities at March 31, 2010, if any, are noted in each of the Fund’s Schedule of Investments and in aggregate, in each Fund’s Statement of Assets and Liabilities.

F) MORTGAGE DOLLAR ROLLS The Funds may enter into mortgage “dollar rolls” in which a Fund sells securities for delivery in the future (generally within 30 days) and simultaneously contracts with the same counterparty to repurchase other mortgage securities on a specified future date. During the roll period, a Fund loses the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase.

For financial reporting and tax purposes, the Funds treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

G) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of

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FIXED INCOME FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

premiums and accretion of discounts using the effective yield method. The interest rates reflected in the Schedules of Investments represent the stated coupon rate, annualized yield on date of purchase for discount notes, and the current reset rate for floating rate securities or, for interest-only or principal-only securities, the current effective yield. Cost of investments includes amortization of premiums and accretion of discounts.

H) EXPENSES Each Fund is charged for those expenses that are directly attributable to that Fund. Expenses incurred which do not specifically relate to an individual Fund are allocated among all Funds in the Trust in proportion to each Fund’s relative net assets.

I) REDEMPTION FEES The High Yield Fixed Income Fund charges a 2 percent redemption fee on the redemption of shares (including by exchange) held for 30 days or less. The Tax-Advantaged Ultra-Short Fixed Income and Ultra-Short Fixed Income Funds charge a 1 percent redemption fee on the redemption of shares (including by exchange) held for 90 days or less. For the purpose of applying the fee, the Funds use a first-in, first-out (“FIFO”) method so that shares held longest are treated as being redeemed first and shares held shortest are treated as being redeemed last. The redemption fee is paid to the Funds and is intended to offset the trading, market impact and other costs associated with short-term money movements in and out of the Funds. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing. The redemption fee does not apply to certain types of redemptions as described in the Funds’ prospectuses.

Redemption fees for the fiscal year ended March 31, 2010 were approximately $32,000 for the High Yield Fixed Income Fund. The impact from redemption fees paid to the Fund was less than $0.001 per share. For the period from June 18, 2009 to March 31, 2010, the Tax-Advantaged Ultra-Short Fixed Income and Ultra-Short Fixed Income Funds did not have any redemption fees. This amount is included in “Proceeds from Shares Sold” in Note 8 — Capital Share Transactions.

J) DISTRIBUTIONS TO SHAREHOLDERS Distributions of dividends from net investment income are declared and paid as follows:

	DECLARATION FREQUENCY	PAYMENT FREQUENCY
Bond Index	Daily	Monthly
Fixed Income	Daily	Monthly
Global Fixed Income	Annually	Annually
High Yield Fixed Income	Daily	Monthly
Short-Intermediate U.S. Government	Daily	Monthly
Tax-Advantaged Ultra-Short Fixed Income	Daily	Monthly
Ultra-Short Fixed Income	Daily	Monthly
U.S. Government	Daily	Monthly

Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gain distributions are determined in accordance with federal income tax regulations. Such amounts may differ from income and capital gains recorded in accordance with GAAP. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts to reflect differences between financial reporting and federal income tax basis distributions. The reclassifications are reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and GAAP. These reclassifications may relate to net operating losses, Section 988 currency gains, Passive Foreign Investment Companies (PFICs) gains and losses, expired capital loss carryforwards and gain or loss on in-kind transactions. These reclassifications have no impact on the total net assets or the net asset values per share of the Funds. At March 31, 2010 the following reclassifications were recorded:

Amounts in thousands	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED UNDISTRIBUTED NET REALIZED GAINS (LOSSES)
Bond Index	$798	$(798)
Fixed Income	591	(591)
Global Fixed Income	1,058	(1,058)
High Yield Fixed Income	3,050	(3,050)
Short-Intermediate U.S Government	548	(548)
U.S. Government	126	(126)

K) FEDERAL INCOME TAXES No provision for federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

For the period subsequent to October 31, 2009, through the fiscal year ended March 31, 2010, the High Yield Fixed Income Fund incurred net capital losses of approximately $231,000 for which the Fund intends to treat as having been incurred in the next fiscal year.

At March 31, 2010 the capital loss carryforwards for U.S. Federal income tax purposes and their respective years of expiration are as follows (in thousands):

Fund	MARCH 31, 2011	MARCH 31, 2014	MARCH 31, 2016	MARCH 31, 2017	MARCH 31, 2018
Fixed Income	$ —	$ —	$ —	$1,100	$ —
High Yield Fixed Income	23,434	3,599	5,500	236,214	31,249
U.S. Government	—	—	—	—	111

The Funds in the above table may offset future capital gains with these capital loss carryforwards.

FIXED INCOME FUNDS	108	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

MARCH 31, 2010

At March 31, 2010, the tax components of undistributed net investment income, undistributed realized gains and unrealized gains (losses) were as follows:

Amounts in thousands	UNDISTRIBUTED
	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	UNREALIZED GAINS (LOSSES)
Bond Index	$ —	$4,379	$ —	$47,654
Fixed Income	—	83	—	24,268
Global Fixed Income	—	202	208	106
High Yield Fixed Income	—	4,612	—	138,087
Short-Intermediate U.S. Government	—	3,837	223	561
Tax-Advantaged Ultra-Short Fixed Income	—	237	—	599
Ultra-Short Fixed Income	—	170	—	577
U.S. Government	—	448	—	269

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2010, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Bond Index	$ —	$58,542	$ —
Fixed Income	—	36,790	—
Global Fixed Income	—	1,618	505
High Yield Fixed Income	—	205,317	—
Short-Intermediate U.S. Government	—	27,180	1,172
Tax-Advantaged Ultra-Short Fixed Income	—	1,031	—
Ultra-Short Fixed Income	—	715	—
U.S. Government	—	7,428	148

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2009, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Bond Index	$ —	$39,102	$ —
Fixed Income	—	36,843	—
Global Fixed Income	—	4,700	—
High Yield Fixed Income	—	125,489	—
Short-Intermediate U.S. Government	—	12,581	199
U.S. Government	—	3,075	73

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

As of March 31, 2010, no Fund had uncertain tax positions that would require financial statement recognition or disclosure. The Funds’ federal tax returns filed for the fiscal years ended March 31, 2007 through March 31, 2009 remain subject to examination by the Internal Revenue Service.

3. SERVICE PLAN

The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions (“Service Organizations”) under which the Service Organizations agree to provide certain administrative support services and in some cases, personal and account maintenance services for their customers who are beneficial owners of shares of the Funds. As compensation for services provided pursuant to the Service Plan, the Service Organizations receive a fee at an annual rate of up to 0.25% of the average daily net assets of the Funds beneficially owned by their customers.

These expenses are included in the Statement of Operations under shareholder servicing fees for the fiscal year ended March 31, 2010.

4. BANK LOANS

The Trust has entered into a $100,000,000 revolving bank credit agreement administered by Deutsche Bank AG for liquidity and other purposes. The interest rate charged under the agreement depends on the type of loan. For base rate loans, the interest rate is sum of the applicable margin (either 0.75 percent or zero) and the highest of (i) 0.50 percent in excess of the Federal Funds Rate, (ii) 1.00 percent in excess of the Adjusted London Interbank Offered Rate (“LIBOR”) and (iii) the prime lending rate. For LIBOR loans, the interest rate is the sum of the applicable margin (0.75 percent) and the LIBOR then in effect. For an Interbank Offered Rate (“IBOR”) loan, the interest rate is the sum of the applicable margin (0.75 percent) and the IBOR then in effect. In

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FIXED INCOME FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

addition, there is an annual commitment fee of 12 basis points on the unused portion of the credit line under the agreement, payable quarterly in arrears, which is included in other expenses on the Statements of Operations. The agreement will expire on December 9, 2010, unless renewed.

At March 31, 2010, the Funds did not have any outstanding loans.

Interest expense for the fiscal year ended March 31, 2010, was approximately $1,000 for the Global Fixed Income Fund.

When utilized, the average dollar amount of the Global Fixed Income Fund’s borrowings was $592,000 and the weighted average interest rate on these borrowings was 1.05 percent for the fiscal year ended March 31, 2010.

5. INVESTMENT ADVISORY AND OTHER AGREEMENTS

As compensation for advisory services and the assumption of related expenses, the investment advisers are entitled to an advisory fee, computed daily and payable monthly, at annual rates set forth in the tables below (expressed as a percentage of each Fund’s respective average daily net assets). For the fiscal year ended March 31, 2010, the investment adviser voluntarily agreed to reimburse the Funds for certain expenses as shown on the accompanying Statements of Operations to adhere to the expense limitations set forth below. The annual advisory fees and expense limitations for the Funds for the year or period ended March 31, 2010, were as follows:

Fund	CONTRACTUAL RATE	EXPENSE LIMITATIONS
Bond Index	0.15%	0.25%

	CONTRACTUAL RATE
Fund	FIRST $1.5 BILLION	NEXT $1 BILLION	OVER $2.5 BILLION	EXPENSE LIMITATIONS
Fixed Income	0.70%	0.66%	0.63%	0.90%
Global Fixed Income	0.85%	0.80%	0.77%	1.15%
High Yield Fixed Income	0.70%	0.66%	0.63%	0.90%
Short-Intermediate U.S. Government	0.70%	0.66%	0.63%	0.90%
Tax-Advantaged Ultra-Short Fixed Income*	0.15%	0.141%	0.135%	0.25%
Ultra-Short Fixed Income*	0.15%	0.141%	0.135%	0.25%
U.S. Government	0.70%	0.66%	0.63%	0.90%

*	Commenced investment operations on June 18, 2009.

The reimbursements described above are voluntary and may be modified or terminated at any time.

As compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of 0.10 percent of the average daily net assets outstanding for each of the Funds.

For compensation as administrator, NTI is entitled to receive a fee, computed daily and payable monthly, at the annual rate of 0.15 percent of each Fund’s average daily net assets. NTI also has a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Funds. NTI pays Northern Trust for its sub-administration services out of NTI’s administrative fees.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board of Trustees. The Funds have entered into an expense off-set arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. Custodian credits, if any, are reflected in the Funds’ Statements of Operations.

Northern Funds Distributors, LLC, the distributor for the Funds, received no compensation from the Funds under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Funds. The Trust provides a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are included in Trustee fees on the Statements of Assets and Liabilities. Each Trustee’s account shall be deemed to be invested in shares of the Diversified Assets Portfolio and/or the Global Tactical Asset Allocation Portfolio of Northern Institutional Funds and/or at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed-income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

6. RELATED PARTY TRANSACTIONS

The Funds currently invest uninvested cash in the Diversified Assets Portfolio or the Government Portfolio (the “Portfolios”)

FIXED INCOME FUNDS	110	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

MARCH 31, 2010

of Northern Institutional Funds, an investment company which is advised by NTI, pursuant to the terms of an exemptive order issued by the Securities and Exchange Commission (“SEC”). The Bond Index, Fixed Income, Global Fixed Income, High Yield Fixed Income, Tax-Advantaged Ultra-Short Fixed Income and Ultra-Short Fixed Income Funds currently invest uninvested cash in the Diversified Assets Portfolio and the Short-Intermediate U.S Government and U.S Government Funds currently invest uninvested cash in the Government Portfolio of Northern Institutional Funds. Each Fund bears indirectly a proportionate share of the Portfolio’s operating expenses. These operating expenses include the advisory, administrative, transfer agency and custody fees that the Portfolios pay to NTI and/or its affiliates. Currently, the aggregate annual rate of advisory, administration, transfer agency and custody fees payable to the Investment Advisers and/or their affiliates on any assets invested in the Diversified Assets Portfolio or the Government Portfolio is 0.35 percent. NTI is currently reimbursing each of the Funds invested in the Portfolios for the advisory fees received by NTI from the Portfolios in respect of each Fund’s assets invested in the Portfolios. This reimbursement is included in Other income on the Statement of Operations. The exemptive order requires the Funds’ Board of Trustees to determine before a vote on the Advisory Agreement that the advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds are not for duplicative services.

7. INVESTMENT TRANSACTIONS

For the fiscal year or period ended March 31, 2010, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Funds were as follows:

	PURCHASES		SALES
Amounts in thousands	U.S. GOVERNMENT	OTHER	U.S. GOVERNMENT	OTHER
Bond Index	$2,193,012	$187,033	$1,854,931	$47,730
Fixed Income	4,863,541	1,288,573	5,013,980	1,059,536
Global Fixed Income	26,768	33,361	27,234	53,779
High Yield Fixed Income	—	5,006,395	—	3,695,782
Short-Intermediate U.S. Government	8,916,070	76,965	8,730,499	89,392
Tax-Advantaged Ultra-Short Fixed Income	33,017	204,458	23,060	8,853
Ultra-Short Fixed Income	16,395	138,481	7,833	9,216
U.S. Government	1,524,026	16,597	1,565,195	19,409

The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on certain forward foreign currency contracts, the deferral of post-October currency and capital losses for tax purposes, and the timing of income recognition on investments in REIT’s and PFIC’s.

At March 31, 2010, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments (including the effects of foreign currency translation) and the cost basis of securities were as follows:

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET APPRECIATION	COST BASIS OF SECURITIES
Bond Index	$56,107	$8,453	$47,654	$1,948,124
Fixed Income	28,978	4,690	24,288	1,063,730
Global Fixed Income	3,024	1,067	1,957	53,349
High Yield Fixed Income	150,024	11,936	138,088	2,878,602
Short-Intermediate U.S. Government	2,069	1,508	561	800,357
Tax-Advantaged Ultra-Short Fixed Income	802	203	599	342,962
Ultra-Short Fixed Income	663	86	577	175,492
U.S. Government	513	255	258	98,999

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FIXED INCOME FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

8. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the year or period ended March 31, 2010, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Bond Index	94,131	$970,499	1,204	$12,431	(47,429)	$(488,711)	47,906	$494,219
Fixed Income	44,709	449,724	477	4,800	(38,425)	(386,997)	6,761	67,527
Global Fixed Income	2,562	30,025	97	1,125	(4,911)	(56,694)	(2,252)	25,544
High Yield Fixed Income	280,587	1,850,944	5,558	37,111	(108,842)	(724,787)	177,303	1,163,268
Short-Intermediate U.S. Government	47,325	498,750	1,862	19,295	(25,046)	(263,263)	24,141	254,782
Tax-Advantaged Ultra-Short Fixed Income*	35,289	355,587	22	226	(2,766)	(27,932)	32,545	327,881
Ultra-Short Fixed Income*	18,561	186,989	13	129	(1,448)	(14,632)	17,126	172,486
U.S. Government	3,413	35,705	527	5,320	(7,680)	(80,040)	(3,740)	(39,015)

*	Commenced investment operations on June 18, 2009.

Transactions in capital shares for the fiscal year ended March 31, 2009, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Bond Index	83,476	$836,522	795	$7,961	(26,387)	$(264,091)	57,884	$580,392
Fixed Income	33,338	322,769	463	4,452	(47,085)	(451,678)	(13,284)	(124,457)
Global Fixed Income	5,926	68,922	95	1,120	(4,606)	(52,746)	1,415	17,296
High Yield Fixed Income	105,888	669,817	3,629	22,972	(104,917)	(671,199)	4,600	21,590
Short-Intermediate U.S. Government	32,810	340,111	442	4,674	(20,302)	(212,253)	12,950	132,532
U.S. Government	7,307	75,214	108	1,124	(6,267)	(64,382)	1,148	11,956

9. DERIVATIVE INSTRUMENTS

None of the derivatives held in the Funds have been designated as hedging instruments. Information concerning the types of derivatives in which the Funds invest, the objectives for using them and their related risks can be found in Note 2.

Below are the types of derivatives by location as presented in the Statements of Assets and Liabilities as of March 31, 2010:

Amounts in thousands		ASSETS			LIABILITIES
FUND NAME	DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	VALUE
Fixed Income	Credit contracts	Net unrealized appreciation	$—	*	Net unrealized depreciation	$(20)
Global Fixed Income	Foreign exchange contracts	Unrealized gain on forward foreign currency exchange contracts	109		Unrealized loss on forward foreign currency exchange contracts	(139)
U.S. Government	Credit contracts	Net unrealized appreciation	11	*	Net unrealized depreciation	—

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments footnotes. Only the current day’s variation margin is reported with the Statements of Assets and Liabilities.

FIXED INCOME FUNDS	112	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

MARCH 31, 2010

The following tables set forth by primary risk exposure the Funds’ realized gains (losses) and change in unrealized gains (losses) by type of derivative contract for the fiscal year ended March 31, 2010:

Amounts in thousands	AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS
FUND NAME	DERIVATIVE TYPE	STATEMENT OF OPERATIONS LOCATION	VALUE
Fixed Income	Credit contracts	Net realized gains (losses) on futures contracts	$590
Global Fixed Income	Foreign exchange contracts	Net realized gains (losses) on foreign currency transactions	(212)
High Yield Fixed Income	Foreign exchange contracts	Net realized gains (losses) on foreign currency transactions	(112)
Short-Intermediate U.S. Government	Credit contracts	Net realized gains (losses) on futures contracts	576
U.S. Government	Credit contracts	Net realized gains (losses) on futures contracts	86
Amounts in thousands	CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) ON DERIVATIVE CONTRACTS
FUND NAME	DERIVATIVE TYPE	STATEMENT OF OPERATIONS LOCATION	VALUE
Fixed Income	Credit contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(2,129)
Global Fixed Income	Foreign exchange contracts	Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(69)
Short-Intermediate U.S. Government	Credit contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(428)
U.S. Government	Credit contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(157)

Volume of derivative activity for the fiscal year ended March 31, 2010*:

	FOREIGN EXCHANGE CONTRACTS		FUTURES EQUITY CONTRACTS
	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT**	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT**
Fixed Income	—	$—	20	$24,435
Global Fixed Income	172	1,298	—	—
High Yield Fixed Income	12	5,956	—	—
Short-Intermediate U.S. Government	—	—	2	43,790
U.S. Government	—	—	14	2,881

*	Activity during the period is measured by number of trades during the year and average notional amount for foreign exchange and futures equity contracts, and average contract size and average cost of proceeds of sale for written option contracts.

**	Amounts in thousands.

10. NEW ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2010-06, Improving Disclosures about Fair Value Measurements (“ASU 2010-06”). ASU 2010-06 amends ASC 820, Fair Value Measurements and Disclosures (formerly FASB Statement No. 157). Specifically, ASU 2010-06 requires entities to disclose a) the amounts of significant transfers between Level 1 and Level 2 of the fair value hierarchy and the reasons for these transfers, b) the reasons for any transfers in or out of Level 3 and c) information in the reconciliation of recurring Level 3 measurements about purchases, sales, issuances and settlements on a gross basis. In addition, ASU 2010-06 clarifies the requirement for entities to disclose information about both the valuation techniques and inputs used in estimating Level 2 and Level 3 fair value measurements. Except for the requirement to disclose information about purchases, sales issuances and settlements in the reconciliation recurring Level 3 measurements on a gross basis, all ASU 2010-06 disclosure requirements are effective for financial statements issued for interim and annual reporting periods beginning after December 15, 2009. The requirement to separately disclose purchases, sales, issuances and settlements of

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FIXED INCOME FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued	MARCH 31, 2010

recurring Level 3 measurements is effective for financial statements issue for interim and annual reporting periods beginning after December 15, 2010. At this time, management is evaluating the implications of ASU 2010-06 and the impact it will have to the Funds’ financial statement disclosures.

11. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements were available to be issued and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure.

FIXED INCOME FUNDS	114	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Northern Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Bond Index Fund, Fixed Income Fund, Global Fixed Income Fund, High Yield Fixed Income Fund, Short-Intermediate U.S. Government Fund, Tax-Advantaged Ultra-Short Fixed Income Fund, Ultra-Short Fixed Income Fund and U.S. Government Fund (collectively, the “Funds”), eight separate portfolios of Northern Funds (the “Trust”), as of March 31, 2010, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the two years or periods then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds referred to above as of March 31, 2010, the results of their operations for the year or period then ended, the changes in their net assets for each of the two years or period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois

May 27, 2010

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FIXED INCOME FUNDS

TAX INFORMATION	MARCH 31, 2010 (UNAUDITED)

CAPITAL GAIN DISTRIBUTION (Unaudited) — The following Portfolio’s made capital gain distributions in December 2009, and hereby designated these long-term capital gain distributions as follows:

LONG-TERM CAPITAL GAIN
Fund	15%
Global Fixed Income	$0.073261
Short-Intermediate U.S. Government	0.001571
U.S. Government	0.014100

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FIXED INCOME FUNDS

FUND EXPENSES	MARCH 31, 2010 (UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, if any, including redemption fees on certain exchanges and redemptions in the High Yield Fixed Income, Tax-Advantaged Ultra-Short Fixed Income and Ultra-Short Fixed Income Funds; and (2) ongoing costs, including advisory fees; distribution (12b-1) fees, if any; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2009, through March 31, 2010.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 10/1/09 - 3/31/10” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. For example, the information does not reflect redemption fees (as described on page 108), if any, in the High Yield Fixed Income, Tax-Advantaged Ultra-Short Fixed Income and Ultra-Short Fixed Income Funds. If these fees were included, your costs would have been higher. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

BOND INDEX

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2009	ENDING ACCOUNT VALUE 3/31/2010	EXPENSES PAID* 10/1/09 - 3/31/10
Actual	0.25%	$1,000.00	$1,015.10	$1.26
Hypothetical	0.25%	$1,000.00	$1,023.68	$1.26

FIXED INCOME

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2009	ENDING ACCOUNT VALUE 3/31/2010	EXPENSES PAID* 10/1/09 - 3/31/10
Actual	0.90%	$1,000.00	$1,025.70	$4.55
Hypothetical	0.90%	$1,000.00	$1,020.44	$4.53

GLOBAL FIXED INCOME

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2009	ENDING ACCOUNT VALUE 3/31/2010	EXPENSES PAID* 10/1/09 - 3/31/10
Actual	1.15%	$1,000.00	$965.20	$5.63
Hypothetical	1.15%	$1,000.00	$1,019.20	$5.79

HIGH YIELD FIXED INCOME

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2009	ENDING ACCOUNT VALUE 3/31/2010	EXPENSES PAID* 10/1/09 - 3/31/10
Actual	0.88%	$1,000.00	$1,087.20	$4.58
Hypothetical	0.88%	$1,000.00	$1,020.54	$4.43

SHORT-INTERMEDIATE U.S. GOVERNMENT

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2009	ENDING ACCOUNT VALUE 3/31/2010	EXPENSES PAID* 10/1/09 - 3/31/10
Actual	0.90%	$1,000.00	$1,008.30	$4.51
Hypothetical	0.90%	$1,000.00	$1,020.44	$4.53

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2009	ENDING ACCOUNT VALUE 3/31/2010	EXPENSES PAID* 10/1/09 - 3/31/10
Actual	0.25%	$1,000.00	$1,007.10	$1.25
Hypothetical	0.25%	$1,000.00	$1,023.68	$1.26

ULTRA-SHORT FIXED INCOME

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2009	ENDING ACCOUNT VALUE 3/31/2010	EXPENSES PAID* 10/1/09 - 3/31/10
Actual	0.25%	$1,000.00	$1,009.00	$1.25
Hypothetical	0.25%	$1,000.00	$1,023.68	$1.26

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FIXED INCOME FUNDS

FUND EXPENSES continued	MARCH 31, 2010 (UNAUDITED)

U.S. GOVERNMENT

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2009	ENDING ACCOUNT VALUE 3/31/2010	EXPENSES PAID* 10/1/09- 3/31/10
Actual	0.90%	$1,000.00	$1,005.50	$4.50
Hypothetical	0.90%	$1,000.00	$1,020.44	$4.53

*	Expenses are calculated using the Funds' annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the fiscal year or period ended March 31, 2010. Expenses are calculated by multiplying the annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (183); and then dividing that result by the number of days in the current fiscal year (365).

**	Hypothetical expenses are based on the Funds' actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

FIXED INCOME FUNDS	118	NORTHERN FUNDS ANNUAL REPORT

-

FIXED INCOME FUNDS

TRUSTEES AND OFFICERS	MARCH 31, 2010 (UNAUDITED)

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 66 portfolios in the Northern Funds Complex — Northern Funds offers 44 portfolios and Northern Institutional Funds offers 22 portfolios.* The Northern Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-595-9111.

NON-INTERESTED TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

William L. Bax Age: 66 Trustee since 2005

•Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003;

•Director of Big Shoulders Fund since 1997;

•Director of Children’s Memorial Hospital since 1998;

•Trustee of DePaul University from 1998 to 2009;

•Director of Sears Roebuck & Co. (a retail company) from 2003 to 2005;

•Director of Andrew Corporation (a communications product company) from 2006 to 2008.

•Arthur J. Gallagher & Co. (an insurance brokerage company).

Edward J. Condon, Jr. Age: 69 Trustee since 2000

•Chairman and CEO of The Paradigm Group, Ltd. (a financial adviser) since 1993;

•Principal and Co-Founder of Paradigm Capital, Ltd. (a financial adviser) since 1996;

•Founding Member and Director of the Illinois Venture Capital Association since 2001;

•Member of the Board of Trustees of Dominican University from 1996 to 2005;

•Member of the Board of Directors of the Chicago Children’s Museum from 2001 to 2007;

•Member of the Board of Governors of The Metropolitan Club since 2003;

•Member of the Board of Advisors of AAVIN Equity Partners (a private equity firm) since 2005;

•Member of the National Advisory Board of National Domestic Violence Hotline since 2005;

•Member of the Board of Directors at LightBridge Healthcare Research Inc. (a healthcare-related educational materials provider) since 2006;

•Member of Advisory Board of Lextech Global Services (a systems engineering services company) since 2009;

•Private Equity Administrator of Illinois Technology Development Account from 2003 to 2006;

•Member of Advisory Council of Northwestern Brain Tumor Institute since 2010.

•None

Sharon Gist Gilliam Age: 66 Trustee since 2001

•Principal Officer, UCG Associates, Inc. (an aviation consulting firm) from 2005 to 2006 and Director from 2005 to 2008;

•CEO of Chicago Housing Authority from 2006 to 2007;

•Executive Vice President of Unison-Maximus, Inc. (an aviation and governmental consulting company) from 1989 to 2005.

•None

Sandra Polk Guthman Age: 66 Trustee since 2000

•Chair and CEO of Polk Bros. Foundation (an Illinois not-for-profit corporation) since 1993;

•Director of National Public Finance Guarantee Corporation (f/k/a MBIA Insurance Corp. of Illinois) (a municipal bond insurance company) since 1994.

•None

*	Ms. Skinner and Mr. Potter each oversee a total of 59 portfolios in the Northern Funds Complex — 37 portfolios offered by Northern Funds and 22 offered by Northern Institutional Funds.

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FIXED INCOME FUNDS

TRUSTEES AND OFFICERS continued

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Michael H. Moskow Age: 72 Trustee since 2008

•Vice Chairman and Senior Fellow on the Global Economy at the Chicago Council on Global Affairs since 2007, Member of the Board of Directors since 1995;

•Director of Commonwealth Edison since 2008;

•President and Chief Executive Officer of the Federal Reserve Bank of Chicago from 1994 to 2007;

•Director of Education Corporation of America since 2008;

•Chairman of the Japan America Society of Chicago since 2009;

•Former Chairman and Current Member of the Board of Directors, National Bureau of Economic Research from 1978 to 1991, and since 1993;

•Member of the Board of Trustees of the Northwestern Memorial Foundation since 2004;

•Member of the Board of Directors of the Civic Consulting Alliance since 2002;

•Member of the Board of Directors of the Chicago Workforce Investment Council (f/k/a Chicago LEADS Civic Advisory Board) since 2009;

•Member of the Board of Directors of The Chicago Council on Global Affairs since 1995;

•Member of the Board of Directors of the Council on Foreign Relations from 1998 to 2008;

•Member of the Board of Trustees of Lafayette College since 1996;

•Member of the Board of Directors of the National Futures Association since 2010.

•Discover Financial Services; •Diamond Management and Technology Consultants, Inc. (a management and technology consulting firm); •Taylor Capital Group, Inc. (financial services).

Mary Jacobs Skinner, Esq. Age: 52 Trustee since 1998	•Partner in the law firm of Sidley Austin LLP.	•None

Richard P. Strubel Age: 70 Trustee since 2000 and Chairman since 2008

•Vice Chairman and Director of Cardean Learning Group (formerly UNext, Inc.) (a provider of educational services via the Internet) from 2004 to 2007;

•President, Chief Operating Officer and Director of UNext, Inc. from 1999 to 2004.

•Gildan Activewear, Inc. (an athletic clothing marketing and manufacturing company); •Goldman Sachs Mutual Fund Complex (94 portfolios); •Goldman Sachs Closed-End Funds (2 portfolios).

Casey J. Sylla Age: 66 Trustee since 2008

•Chief Investment Officer, The Allstate Corporation from January to July, 2002;

•Acting Chief Financial Officer, The Allstate Corporation from May to September, 2002;

•Chairman and President of the Allstate Financial Group from 2002 to 2007;

•Chairman of the Investment Committee, Legal and General Investment Management — America, 2007;

•Board member, University of Wisconsin — Eau Claire Foundation from 2006 to present.

•GATX Corporation (transportation services).

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FIXED INCOME FUNDS

MARCH 31, 2010 (UNAUDITED)

INTERESTED TRUSTEE
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Stephen N. Potter(4) Age: 53 Trustee since 2008

•Director of Northern Trust Global Advisors, Inc. since May 2008;

•Chairman of Northern Trust Investments, N.A. since March 2008;

•President of Northern Trust Global Investments, Ltd. from March 2008 to February 2009;

•Director of Northern Trust Global Investments, Ltd. from February 2000 to February 2009;

•Executive Vice President of Northern Trust Corporation since October 2003;

•Chairman and Chief Executive Officer of Northern Trust Global Services, Ltd. from 2003 to 2008;

•Chief Executive Officer of Europe, the Middle East and Africa at The Northern Trust Company from 2001 to March 2008;

•Managing Director, Institutional Group, Northern Trust Global Investments, Ltd. from 1995 to 2001.

•None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year of the Trust in which he or she attains the age of seventy-two years, except that (a) a Trustee who also serves as an audit committee financial expert for the Trust shall cease to serve as a Trustee as of the last day of the calendar year in which the Trustee attains the age of seventy-three years; and (b) a Trustee who becomes a Trustee at age sixty-eight years or older shall cease to serve as a Trustee as of the last day of the calendar year in which the Trustee attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

(4)	An “interested person,” as defined by the 1940 Act. Mr. Potter is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

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FIXED INCOME FUNDS

TRUSTEES AND OFFICERS continued

OFFICERS OF THE TRUST(1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Lloyd A. Wennlund Age: 52 50 South LaSalle Street Chicago, IL 60603 President since 2000	Executive Vice President since 2003 and Director since 2001 of Northern Trust Investments, N.A.; Executive Vice President and other positions at The Northern Trust Company and Managing Executive, Mutual Funds for Northern Trust Global Investments since 1994; Director, NT Global Advisors, Inc. since August 2006; President and Director of Northern Trust Securities, Inc. from 1997 to 2009.

Eric K. Schweitzer Age: 48 50 South LaSalle Street Chicago, IL 60603 Vice President since 2000	Senior Vice President at Northern Trust Investments, N.A. since 2001; Senior Vice President at The Northern Trust Company since 2000.

Susan J. Hill Age: 53 50 South LaSalle Street Chicago, IL 60603 Chief Compliance Officer since 2004	Chief Compliance Officer of Northern Trust Company of Connecticut (f/k/a Northern Trust Global Advisors, Inc.) since 2007; Chief Compliance Officer of Northern Trust Investments, N.A. since 2005; Senior Vice President of Northern Trust Investments, N.A. since 2005; Vice President of Northern Trust Investments, N.A. and The Northern Trust Company from 2000 to 2004.

Darlene Chappell Age: 47 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Compliance Officer since May 2009	Anti-Money Laundering Compliance Officer for Northern Trust Investments, N.A., Northern Trust Securities, Inc., Northern Trust Global Advisors, Inc. and The Northern Trust Company of Connecticut since 2009; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Audit Manager — Compliance Department of National Futures Association from 2000 to 2006.

Randal Rein Age: 39 50 South LaSalle Street Chicago, IL 60603 Treasurer since 2008	Vice President of Fund Administration of The Northern Trust Company since 2007; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2007; Manager of Fund Administration at The Northern Trust Company from 2001 to 2002.

Michael Pryszcz Age: 42 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	Vice President of Fund Accounting of The Northern Trust Company since 2005; Second Vice President of Fund Accounting of The Northern Trust Company from 2000 to 2005.

Richard Crabill Age: 41 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	Vice President of Fund Administration of The Northern Trust Company since 2005; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2005.

Craig R. Carberry, Esq. Age: 49 50 South LaSalle Street Chicago, IL 60603 Secretary since 2010	Senior Counsel at The Northern Trust Company since May 2000.

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FIXED INCOME FUNDS

MARCH 31, 2010 (UNAUDITED)

NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Owen T. Meacham, Esq. Age: 39 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008	Vice President and Senior Regulatory Administration Attorney of The Northern Trust Company since 2007; Product Strategy and Development Manager of ABN AMRO Asset Management from 2005 to 2007.

Shanna Palmersheim, Esq. Age: 33 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008	Second Vice President and Regulatory Administration Attorney of The Northern Trust Company since 2008; Associate Counsel of Peregrine Financial Group from 2007 to 2008; Senior Treasury Analyst at Harley-Davidson Financial Services from 2005 to 2007; Law Clerk at Paul McAndrew Law Firm from 2004 to 2005; Senior Accountant at State Street Corporation from 1999 to 2002.

(1)	Each Officer serves until his or her resignation, removal, or retirement, or election of his or her successor.

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INVESTMENT CONSIDERATIONS

FIXED INCOME FUNDS

BOND INDEX FUND1,5,6

FIXED INCOME FUND1,6

GLOBAL FIXED INCOME FUND1,3

HIGH YIELD FIXED INCOME FUND 1,2

SHORT-INTERMEDIATE U.S.

    GOVERNMENT FUND1,4,6

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND1

ULTRA-SHORT FIXED INCOME FUND1

U.S. GOVERNMENT FUND1,4,6

1 Bond Risk: Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

2 High Yield Risk: Although a high yield fund’s yield may be higher than that of fixed income funds that purchase higher-rated securities, the potentially higher yield is a function of the greater risk that a high yield fund’s share price will decline.

3 International Risk: International investing involves increased risk and volatility.

4 U.S. Government Guarantee: U.S. government guarantees apply only to the underlying securities of the Fund’s portfolio and not the Fund’s shares.

5 Index Fund Risk: The performance of the Fund is expected to be lower than that of the Index because of Fund fees and expenses. It is important to remember that there are risks associated with index investing, including the potential risk of market decline, as well as the risks associated with investing in specific companies.

6 Mortgage-Backed Securities Risk: Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

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FIXED INCOME FUNDS

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Funds’ Web site at northernfunds.com or the SEC’s Web site at sec.gov or by calling the Northern Funds Center at 800-595-9111.

FIXED INCOME FUNDS	128	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

2	PORTFOLIO MANAGEMENT COMMENTARY

10	STATEMENTS OF ASSETS AND LIABILITIES

12	STATEMENTS OF OPERATIONS

14	STATEMENTS OF CHANGES IN NET ASSETS

16	FINANCIAL HIGHLIGHTS

23	SCHEDULES OF INVESTMENTS

23	ARIZONA TAX-EXEMPT FUND

27	CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND

34	CALIFORNIA TAX-EXEMPT FUND

39	HIGH YIELD MUNICIPAL FUND

52	INTERMEDIATE TAX-EXEMPT FUND

64	SHORT-INTERMEDIATE TAX-EXEMPT FUND

76	TAX-EXEMPT FUND

86	ABBREVIATIONS AND OTHER INFORMATION

87	NOTES TO THE FINANCIAL STATEMENTS

93	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

94	TAX INFORMATION

95	FUND EXPENSES

96	TRUSTEES AND OFFICERS

103	INVESTMENT CONSIDERATIONS

104	FOR MORE INFORMATION

The report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds prospectus, which contains more complete information about Northern Funds’ investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance calculations reflect fee waivers and reimbursements in effect. In the absence of fee waivers and reimbursements, total return would have been reduced. Total return is based on net change in net asset value assuming reinvestment of all dividends and distributions. Quality ratings, such as AAA, refer to the credit risk of individual securities, and not the Funds.

Performances of the Funds are compared to various market indices, Unlike a mutual fund, the performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

This report contains certain forward-looking statements about factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Fund management strategies from those currently expected to be employed.

Northern Funds Distributors, LLC, not affiliated with Northern Trust

NOT FDIC INSURED

May lose value / No bank guarantee

NORTHERN FUNDS ANNUAL REPORT	1	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

ARIZONA TAX-EXEMPT FUND

PORTFOLIO MANAGEMENT COMMENTARY

Although the Federal Reserve left its benchmark rate near zero and was expected to keep this policy in place for “an extended period,” government bond yields rose markedly during the fiscal year ended March 31, 2010. The market priced in concerns over a recovering economy, an ending of quantitative easing programs and a record amount of Treasury issuance. Though the taxable yield curve steepened, inflation reports continued to suggest muted pricing pressures, despite the enormous amount of monetary and fiscal stimulus to date. In sharp contrast, municipal bond yields declined across the yield curve, particularly among longer-dated maturities. This noteworthy outperformance was the result of the tax-exempt market’s superior technical position. Demand was strong as investors moved out of low yielding cash vehicles, with mutual funds experiencing record inflows. In addition, traditional municipal supply continued to be replaced by Build America Bonds. This stimulus-created program grew in prominence and resulted in a flatter tax-exempt yield curve.

The Arizona Tax-Exempt Fund, with an average maturity of 12.9 years, posted a solid return of 8.11% over the 12-month period ended March 31, 2010. The Fund underperformed the 9.70% return of the Fund’s benchmark, the Barclays Capital Arizona Municipal Bond Index. We maintained a modestly long duration stance relative to the Index during the period. Performance benefited from our overweight of holdings with maturities of 15 years and longer, as the Arizona yield curve flattened considerably. Our overweight of high quality bonds hurt relative performance, especially versus peers, as credit spreads tightened significantly. We continue to emphasize higher-rated Arizona issues in this uncertain credit environment. As of fiscal year end, the Fund had only 3.1% exposure to BBB-rated securities and no holdings rated below investment grade.

Going forward, the Fund will target maturities that capture the steepest part of the yield curve, with a preference for the voter-approved general obligation and essential service revenue bond sectors. We will also pay close attention to how an improving economy impacts Arizona’s finances at the state and local level and we will track demand for municipal bonds as federal tax rates move to higher schedules. Finally, we will focus on any potential changes to Chairman Bernanke’s stance concerning short-term interest rates.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2010
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
ARIZONA TAX-EXEMPT	8.11%	4.02%	4.98%	4.98%

BARCLAYS CAPITAL ARIZONA MUNICIPAL BOND INDEX	9.70	4.73	5.45	5.39

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Barclays Capital Arizona Municipal Bond Index is an unmanaged index of investment grade (Baa or better) tax-exempt Arizona bonds with a remaining maturity of at least one year.

The Fund is “non-diversified” under the Investment Company Act of 1940, and may invest more of its assets in fewer issuers than “diversified” mutual funds.

Income from the Fund may be subject to federal alternative minimum tax (AMT), state and local taxes.

Information about Investment Considerations can be found on page 103.

PORTFOLIO MANAGER

ERIC V. BOECKMANN With Northern Trust since 1985

FUND FACTS (as of 3/31/10)

TICKER SYMBOL	NOAZX
INCEPTION DATE	10/01/99
TOTAL NET ASSETS	$102 MILLION
NET ASSET VALUE	$10.34
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO	0.93%
NET EXPENSE RATIO	0.75%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

TAX-EXEMPT FIXED INCOME FUNDS	2	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND

PORTFOLIO MANAGEMENT COMMENTARY

Government bond yields rose markedly during the Fund’s most recent fiscal year ended March 31, 2010 in spite of the fact that the Federal Reserve left its benchmark rate near zero and was expected to keep this policy in place for “an extended period.” The market priced in concerns over a recovering economy, the termination of quantitative easing programs and record Treasury issuance. Though the taxable yield curve steepened, inflation reports continued to suggest muted pricing pressures, despite the enormous amount of monetary and fiscal stimulus to date. In sharp contrast, municipal bond yields declined across the yield curve, especially among longer-dated maturities. This noteworthy outperformance was the result of the tax-exempt market’s superior technical position. Demand was strong as investors moved out of low yielding cash vehicles, with mutual funds experiencing record inflows. In addition, traditional municipal supply continued to be replaced by Build America Bonds. This stimulus-created program grew in prominence and resulted in a flatter tax-exempt yield curve.

The Fund, with an average maturity of 10.5 years, posted a solid total return of 7.01% over the 12-month period ended March 31, 2010 but underperformed the 7.43% return of the Fund’s benchmark, the Barclays Capital California Intermediate Municipal Bond Index. During the period, we maintained a modestly long duration stance relative to the Index. Performance benefited from our overweight in holdings with maturities longer than 10 years as the California yield curve flattened considerably. However, our overweight of high quality bonds hurt relative performance, especially versus peers, as credit spreads tightened substantially. We continue to emphasize higher-rated California issues amid an uncertain credit environment. As of March 31, the Fund held only 6.6% of portfolio assets in BBB-rated securities, with no holdings rated below investment grade.

In the coming months, the Fund will target maturities that capture the steepest portion of the yield curve, with a preference for the voter-approved general obligation and essential service revenue bond sectors. We will also pay close attention to how an improving economy impacts California’s finances at the state and local level and will track demand for municipal bonds as federal tax rates move to higher schedules. Lastly, we will focus on potential changes to Chairman Bernanke’s stance concerning short-term interest rates.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2010
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
CALIFORNIA INTERMEDIATE TAX-EXEMPT	7.01%	3.39%	4.28%	4.30%

BARCLAYS CAPITAL CALIFORNIA INTERMEDIATE MUNICIPAL BOND INDEX	7.43	4.76	5.28	5.21

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Barclays Capital California Intermediate Municipal Bond Index is an unmanaged index of investment grade (Baa or better) tax-exempt California bonds with maturities of five to ten years.

The Fund is “non-diversified” under the Investment Company Act of 1940, and may invest more of its assets in fewer issuers than “diversified” mutual funds.

Income from the Fund may be subject to federal alternative minimum tax (AMT), state and local taxes.

Information about Investment Considerations can be found on page 103.

PORTFOLIO MANAGER

ERIC V. BOECKMANN With Northern Trust since 1985

FUND FACTS (as of 3/31/10)

TICKER SYMBOL	NCITX
INCEPTION DATE	10/01/99
TOTAL NET ASSETS	$266 MILLION
NET ASSET VALUE	$10.15
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO	0.86%
NET EXPENSE RATIO	0.75%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	3	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

CALIFORNIA TAX-EXEMPT FUND

PORTFOLIO MANAGEMENT COMMENTARY

Though the Federal Reserve maintained short-term rates near zero — with the expectation that the policy would remain in place for “an extended period” — government bond yields rose markedly during the 12 months ended March 31, 2010. The market priced in concerns over a recovering economy, the termination of quantitative easing programs and record Treasury issuance. Though the taxable yield curve steepened, inflation reports continued to suggest muted pricing pressures, despite the enormous amount of monetary and fiscal stimulus to date. In sharp contrast, municipal bond yields declined across the yield curve, especially among longer-dated maturities. This noteworthy outperformance was the result of the tax-exempt market’s superior technical position. Demand was strong as investors moved out of low yielding cash vehicles, with mutual funds experiencing record inflows. In addition, traditional municipal supply continued to be replaced by Build America Bonds. This stimulus-created program grew in prominence and resulted in a flatter tax-exempt yield curve.

The California Tax-Exempt Fund, with an average maturity of 16.6 years, posted a strong 10.38% total return for the 12-month period ended March 31, 2010, slightly underperforming the 10.42% return of the Fund’s benchmark, the Barclays Capital California Municipal Bond Index. We maintained a modestly long duration stance relative to the Index for the period. Performance benefited from our overweight to holdings with maturities of 15 years and longer, as the California yield curve flattened considerably. However, our overweight of high quality bonds detracted from relative performance, especially versus peers, as credit spreads tightened significantly. We continue to emphasize higher-rated California issues in this uncertain credit environment. As of fiscal year end, the Fund had only 6.3% exposure to BBB-rated securities and no holdings rated below investment grade.

Going forward, we intend to target maturities that capture the steepest part of the yield curve, with a preference for the voter-approved general obligation and essential service revenue bond sectors. We also will pay close attention to how an improving economy impacts California’s finances at the state and local level and will track demand for municipal bonds as federal tax rates move to higher schedules. Lastly, we will watch for any potential changes to Chairman Bernanke’s stance regarding short-term interest rates.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2010
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
CALIFORNIA TAX-EXEMPT	10.38%	4.07%	5.28%	5.36%

BARCLAYS CAPITAL CALIFORNIA MUNICIPAL BOND INDEX	10.42	4.25	5.39	5.50

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Barclays Capital California Municipal Bond Index is an unmanaged index of investment grade (Baa or better) tax-exempt California bonds with a remaining maturity of at least one year.

The Fund is “non-diversified” under the Investment Company Act of 1940, and may invest more of its assets in fewer issuers than “diversified” mutual funds.

Income from the Fund may be subject to federal alternative minimum tax (AMT), state and local taxes.

Information about Investment Considerations can be found on page 103.

PORTFOLIO MANAGER

ERIC V. BOECKMANN With Northern Trust since 1985

FUND FACTS (as of 3/31/10)

TICKER SYMBOL	NCATX
INCEPTION DATE	04/08/97
TOTAL NET ASSETS	$156 MILLION
NET ASSET VALUE	$10.80
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO	0.93%
NET EXPENSE RATIO	0.75%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

TAX-EXEMPT FIXED INCOME FUNDS	4	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

HIGH YIELD MUNICIPAL FUND

PORTFOLIO MANAGEMENT COMMENTARY

The 12 months ended March 31, 2010 saw liquidity in the fixed income markets improve significantly. During the period, the Federal Reserve removed most of the emergency provisions put in place to support markets during the financial crisis and recession. The federal funds rate remained unchanged within a target of 0% to 0.25%, despite recent signs of renewed economic activity. Unemployment peaked at a rate of 10.2% in November 2009 but remained fairly steady at 9.7% for the last three months of the fiscal period. The stubbornly high unemployment rate and continued stagnation of home prices contrasted with strong earnings reports and increased consumer activity, offering a mixed economic picture. Investor appetite for risk increased as the credit markets performed strongly, leading to compressed credit spreads. U.S. Treasury rates rose in response to increased borrowing by the federal government and fears of inflation.

The municipal market rallied during the period, with long maturities outperforming, resulting in a flattening of the yield curve. The issuance of taxable Build America Bonds increased, severely limiting the supply of high grade tax-exempt long-term bonds. High-yield municipal bonds outperformed investment-grade bonds as investor appetite for risk increased, narrowing spreads from the historic levels reached in 2008. Market liquidity returned as the high-yield municipal mutual fund sector saw heavy cash inflows, reversing the trend of high outflows experienced in 2008.

The Fund provided a total return of 16.90% for the 12-month period ended March 31, 2010, outperforming the 16.08% return of the Fund’s benchmark, the Barclays Capital Municipal 65-35 Investment Grade/High Yield Index. Our exposure to BBB and below-investment-grade rated securities was the principal contributor to performance. Most sectors of the high-yield market bounced back sharply, with the exception of the land-backed sector as there has been no material improvement in the housing and commercial real estate markets until recently. Our lack of exposure to the highly volatile airline sector limited performance as that sector posted some of the highest returns. We experienced very strong levels of cash inflows into the Fund during the period, making it a challenge to remain fully invested and preventing the Fund from participating more fully in the credit rally.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2010
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
HIGH YIELD MUNICIPAL	16.90%	1.06%	3.72%	2.84%

BARCLAYS CAPITAL MUNICIPAL 65-35 INVESTMENT GRADE/HIGH YIELD INDEX	16.08	4.14	5.49	4.90

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Barclays Capital Municipal Bond 65-35 Investment Grade/High Yield Index is an unmanaged index with a 65% weighting in the Barclays Capital Municipal Bond Index and a 35% allocation to the Barclays Capital Municipal Non-Investment Grade Bond Index.

The Fund invests in below investment-grade debt obligations, commonly known as “junk bonds.” While offering higher current yields, these securities generally are considered speculative and are subject to greater risks than higher-rated bonds.

Income from the Fund may be subject to federal alternative minimum tax (AMT), state and local taxes.

Information about Investment Considerations can be found on page 103.

PORTFOLIO MANAGER

M. JANE MCCART With Northern Trust since 1998

FUND FACTS (as of 3/31/10)

TICKER SYMBOL	NHYMX
INCEPTION DATE	12/31/98
TOTAL NET ASSETS	$800 MILLION
NET ASSET VALUE	$8.10
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO	0.95%
NET EXPENSE RATIO	0.85%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	5	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

INTERMEDIATE TAX-EXEMPT FUND

PORTFOLIO MANAGEMENT COMMENTARY

The Intermediate Tax-Exempt Fund performed well during the 12-month period ended March 31, 2010. The Fund’s 6.94% total return outperformed the 6.77% return of the Barclays Capital Intermediate Municipal Bond Index.

Positive contributors to performance during the period included security selection, duration profile and maturity structure. The Fund employed a rigorous security selection process throughout the period in order to acquire bonds at attractive purchase levels. The Fund also maintained an extended duration profile for most of the period, which boosted return as tax-exempt rates declined. In addition, we kept a “barbelled” maturity structure in place in order to maximize income. The barbelled structure also benefited from a gradual trend toward a flatter municipal yield curve. Ironically, the Fund’s high quality credit overweight detracted from performance as lower rated tax-free bonds outperformed higher rated bonds. Fundamentally, the Fund is maintaining its overweight in AAA-rated securities.

The most significant change in the Fund’s stance during the most recent fiscal year was a reduction in modified duration from roughly 5.8 years to 4.75 years late in the period. This change recognized the rally in tax-exempts and raised additional cash in preparation for seasonal increases in municipal supply. Credit remains a top priority for the Fund. Our criteria for selecting bonds results in sector choices of unlimited-tax general obligation bonds and dedicated essential-service revenue bonds. We favor these sectors over project-specific revenue and appropriated debt structure issues. Lastly, the yield curve remains steep, providing unique income opportunities through cushion bond structures — higher coupon bonds with short call features.

The Build America Bonds program — with its taxable municipal debt issuance — is providing a dual benefit to the municipal bond market. With its Federal subsidy, the program is offering state and local governments a lower net interest cost on borrowings and is reducing the supply of traditional tax-exempt debt, which creates a favorable technical backdrop for the municipal bond market.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2010
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
INTERMEDIATE TAX-EXEMPT	6.94%	3.92%	4.73%	4.59%

BARCLAYS CAPITAL INTERMEDIATE MUNICIPAL BOND INDEX	6.77	5.01	5.53	5.63

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Barclays Capital Intermediate Municipal Bond Index is an unmanaged index of investment grade (Baa or better) tax-exempt bonds with maturities of five to ten years.

Income from the Fund may be subject to federal alternative minimum tax (AMT), state and local taxes.

Information about Investment Considerations can be found on page 103.

PORTFOLIO MANAGER

TIMOTHY T.A. MCGREGOR With Northern Trust since 1989

FUND FACTS (as of 3/31/10)

TICKER SYMBOL	NOITX
INCEPTION DATE	04/01/94
TOTAL NET ASSETS	$1.6 BILLION
NET ASSET VALUE	$10.30
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO	0.86%
NET EXPENSE RATIO	0.75%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

TAX-EXEMPT FIXED INCOME FUNDS	6	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

SHORT-INTERMEDIATE TAX-EXEMPT FUND

PORTFOLIO MANAGEMENT COMMENTARY

The Federal Reserve maintained its near-zero interest rate policy during the 12-month period ended March 31, 2010, citing benign inflation readings and continued slack in both resource utilization and employment. However, meaningful signs of improvement in the economy spurred the Fed to scale back or eliminate lending facilities and asset purchase programs. In addition, the Fed began to prepare for a future reduction of its balance sheet. In this environment the Treasury yield curve steepened, as short-term interest rates declined, while longer-term rates rose modestly.

The municipal market outperformed Treasuries despite continued pressure from the highly publicized budget challenges faced by municipalities. Record cash flows into the asset class, coupled with reduced tax-exempt supply, provided support to the market. The government-subsidized Build America Bonds program, which provided an attractive finance option to issuers and accounted for over 22% of overall issuance, drained supply from traditional tax-exempt issuance — a positive for market prices.

For the 12-month period ended March 31, 2010, the Fund returned 3.29% but lagged the 4.16% return of its benchmark, the Barclays Capital 1-5 Year Blend Municipal Bond Index. During the period we sold holdings in two- and three-year maturities and purchased positions in the four- to six-year range to take advantage of the sizeable yield advantage within the latter group. Performance benefited from our overweight in the four- to five-year range given the added income and outperformance of bonds in this market segment. The Fund’s overweight to higher-quality issues detracted from performance, as lower-rated investment-grade credits, those rated BBB and A, dramatically outperformed top-tier investment-grade issues as investors reached for yield in the low interest rate environment. At the end of the period, the Fund held just 7.1% of assets in A-rated credits and had no positions in securities rated BBB. We continue to overweight higher quality issues, as we feel that investors are not sufficiently compensated for investing in most lower quality securities at present. In an effort to capture the steepness in the yield curve and avoid the depressed yield levels in the one- to three-year maturity range, we continue to deploy cash in the four- to six-year range.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2010
TOTAL RETURN	ONE YEAR	SINCE INCEPTION
SHORT-INTERMEDIATE TAX-EXEMPT	3.29%	4.32%

BARCLAYS CAPITAL 1-5 YEAR BLEND MUNICIPAL BOND INDEX	4.16	5.73

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Barclays Capital 1-5 Year Blend Municipal Bond Index is an unmanaged index of investment grade (Baa or better) tax-exempt bonds with maturities of at least one year and less than six years.

Income from the Fund may be subject to federal alternative minimum tax (AMT), state and local taxes.

Information about Investment Considerations can be found on page 103.

PORTFOLIO MANAGER

TIMOTHY P. BLAIR With Northern Trust since 1992

FUND FACTS (as of 3/31/10)

TICKER SYMBOL	NSITX
INCEPTION DATE	08/22/07
TOTAL NET ASSETS	$1.3 BILLION
NET ASSET VALUE	$10.49
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO	0.79%
NET EXPENSE RATIO	0.70%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	7	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FUND

PORTFOLIO MANAGEMENT COMMENTARY

For the 12-month period ended March 31, 2010, the Tax Exempt Fund posted a strong 9.38% return, slightly underperforming the 9.69% return of its benchmark, the Barclays Capital Municipal Bond Index.

During the period, the Fund benefited from its duration profile, maturity structure and security selection. However, these positive contributors were slightly outweighed by the fact that the Fund’s substantially higher quality credit profile compared with its benchmark hurt relative performance. Fundamentally, we view the Fund’s higher credit quality/sector choices as prudent given the current economic environment and at present we are maintaining this stance. In addition, the Fund’s duration was longer than normal during the past 12 months, which contributed to performance as tax-free municipal rates declined. Tax-exempt rates fell due to three factors: a rebound from the difficult 2008 market environment, attractive tax-free income levels that drew investor interest and the newly created Build America Bonds program. The one- to 30-year municipal yield curve also flattened by almost 40 basis points (0.40%) for the period. This trend rewarded the Fund’s “barbelled” maturity structure. In summary, the Fund performed well during the period largely due to its attractiveness versus other fixed-income vehicles.

The Build America Bonds program — with its taxable municipal debt issuance — is providing a dual benefit to the municipal bond market. With its Federal subsidy, the program is offering state and local governments a lower net interest cost on borrowings and is reducing the supply of traditional tax-exempt debt, which creates a favorable technical backdrop for the municipal bond market. In general, tax-free bonds are not as inexpensive as they were 12 months ago, but we believe their valuations still represent more than fair value and these bonds continue to offer attractive after-tax income opportunity.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2010
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
TAX-EXEMPT	9.38%	4.33%	5.39%	5.37%

BARCLAYS CAPITAL MUNICIPAL BOND INDEX	9.69	4.58	5.58	5.85

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Barclays Capital Municipal Bond Index is an unmanaged index of investment grade (Baa or better) tax-exempt bonds with a remaining maturity of at least one year.

Income from the Fund may be subject to federal alternative minimum tax (AMT), state and local taxes.

Information about Investment Considerations can be found on page 103.

PORTFOLIO MANAGER

TIMOTHY T.A. MCGREGOR With Northern Trust since 1989

FUND FACTS (as of 3/31/10)

TICKER SYMBOL	NOTEX
INCEPTION DATE	04/01/94
TOTAL NET ASSETS	$1.1 BILLION
NET ASSET VALUE	$10.55
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO	0.85%
NET EXPENSE RATIO	0.75%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

TAX-EXEMPT FIXED INCOME FUNDS	8	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

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NORTHERN FUNDS ANNUAL REPORT	9	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

Amounts in thousands, except per share data	ARIZONA TAX-EXEMPT FUND		CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND
ASSETS :
Investments, at cost	$97,819	(1)	$263,033
Investments, at value	$101,084	(2)	$267,811
Cash	–		89
Dividend income receivable	–		–
Interest income receivable	1,102		2,936
Receivable for securities sold	–		1,275
Receivable for fund shares sold	19		40
Receivable from investment adviser	3		5
Prepaid and other assets	1		1
Total Assets	102,209		272,157
LIABILITIES :
Payable for securities purchased	–		–
Payable for when-issued securities	–		6,116
Payable for fund shares redeemed	44		34
Distributions to shareholders	70		161
Payable to affiliates:
Investment advisory fees	11		28
Administration fees	3		8
Custody and accounting fees	1		2
Shareholder servicing fees	1		1
Transfer agent fees	2		5
Trustee fees	3		3
Accrued other liabilities	15		15
Total Liabilities	150		6,373
Net Assets	$102,059		$265,784
ANALYSIS OF NET ASSETS:
Capital stock	$98,956		$261,980
Accumulated undistributed net investment income (loss)	–		–
Accumulated undistributed net realized gain (loss)	(162)		(974)
Net unrealized appreciation (depreciation)	3,265		4,778
Net Assets	$102,059		$265,784
Shares Outstanding ($.0001 par value, unlimited authorization)	9,868		26,178
Net Asset Value, Redemption and Offering Price Per Share	$10.34		$10.15

(1)	Amounts include cost from the Tax-Exempt Portfolio of the Northern Institutional Funds of $1,562, $51,215, $242,400, $259,314 and $51,837 respectively.
(2)	Amounts include value from the Tax-Exempt Portfolio of the Northern Institutional Funds of $1,562, $51,215, $242,400, $259,314 and $51,837 respectively.

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	10	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2010

CALIFORNIA TAX-EXEMPT FUND	HIGH YIELD MUNICIPAL FUND		INTERMEDIATE TAX-EXEMPT FUND		SHORT- INTERMEDIATE TAX-EXEMPT FUND		TAX-EXEMPT FUND

$150,538	$812,141	(1)	$1,621,924	(1)	$1,302,334	(1)	$1,028,529	(1)
$154,715	$802,863	(2)	$1,646,473	(2)	$1,324,281	(2)	$1,064,540	(2)
5	–		–		–		–
–	–		2		2		–
1,792	11,716		18,689		11,842		13,985
2,576	–		–		–		–
8	1,102		6,925		2,020		2,814
8	19		111		68		31
1	1		1		2		2
159,105	815,701		1,672,201		1,338,215		1,081,372

–	–		–		890		–
2,713	14,576		23,546		14,104		4,068
–	544		1,344		3,313		6,532
116	638		853		349		759
17	100		172		127		113
5	23		47		38		31
1	4		7		6		5
10	4		56		–		20
3	15		32		25		20
3	3		8		2		6
15	15		31		31		31
2,883	15,922		26,096		18,885		11,585
$156,222	$799,779		$1,646,105		$1,319,330		$1,069,787

$152,080	$853,909		$1,611,413		$1,297,116		$1,029,104
–	–		76		–		(67)
(35)	(44,852)		10,067		267		4,739
4,177	(9,278)		24,549		21,947		36,011
$156,222	$799,779		$1,646,105		$1,319,330		$1,069,787
14,467	98,722		159,780		125,814		101,409
$10.80	$8.10		$10.30		$10.49		$10.55

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	11	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

STATEMENTS OF OPERATIONS

Amounts in thousands	ARIZONA TAX-EXEMPT FUND	CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND
INVESTMENT INCOME:
Interest income	$4,228	$9,176
Dividend income	–	–
Other income	1	–
Total Investment Income	4,229	9,176
EXPENSES:
Investment advisory fees	527	1,286
Administration fees	144	351
Custody fees	21	36
Accounting fees	30	43
Transfer agent fees	96	234
Registration fees	16	11
Printing fees	11	11
Professional fees	24	25
Shareholder servicing fees	7	3
Trustee fees	7	7
Other	10	10
Total Expenses	893	2,017
Less expenses reimbursed by investment adviser	(174)	(263)
Less custodian credits	–	–
Net Expenses	719	1,754
Net Investment Income	3,510	7,422
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on:
Investments	509	523
Net change in unrealized appreciation on:
Investments	3,227	7,260
Net Gains	3,736	7,783
Net Increase in Net Assets Resulting from Operations	$7,246	$15,205

(1)	Amounts include dividend income from the Tax-Exempt Portfolio of the Northern Institutional Funds of $4, $11, $12 and $2, respectively.

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	12	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEAR ENDED MARCH 31, 2010

CALIFORNIA TAX-EXEMPT FUND	HIGH YIELD MUNICIPAL FUND	INTERMEDIATE TAX-EXEMPT FUND	SHORT- INTERMEDIATE TAX-EXEMPT FUND	TAX-EXEMPT FUND

$7,268	$28,815	$53,890	$24,812	$46,483
–	4 (1)	11 (1)	12 (1)	2 (1)
–	79	240	251	45
7,268	28,898	54,141	25,075	46,530

831	3,688	7,979	5,374	5,591
227	851	2,180	1,612	1,525
29	70	163	121	117
35	77	166	128	121
151	568	1,453	1,075	1,017
10	23	33	32	40
11	11	26	27	25
25	23	41	40	41
63	50	490	3	175
7	7	14	14	14
10	11	20	18	19
1,399	5,379	12,565	8,444	8,685
(266)	(553)	(1,670)	(913)	(1,056)
–	(3)	(9)	(7)	(5)
1,133	4,823	10,886	7,524	7,624
6,135	24,075	43,255	17,551	38,906

808	(10,287)	30,181	394	26,989

7,269	61,791	18,255	12,856	21,788
8,077	51,504	48,436	13,250	48,777
$14,212	$75,579	$91,691	$30,801	$87,683

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	13	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	ARIZONA TAX-EXEMPT FUND		CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND
Amounts in thousands	2010	2009	2010	2009
OPERATIONS:
Net investment income	$3,510	$3,324	$7,422	$5,817
Net realized gains (losses)	509	(439)	523	(684)
Net change in unrealized appreciation (depreciation)	3,227	(528)	7,260	(2,594)
Net Increase (Decrease) in Net Assets Resulting from Operations	7,246	2,357	15,205	2,539
CAPITAL SHARE TRANSACTIONS:
Net increase in net assets resulting from capital share transactions	13,862	15,339	70,037	49,972
Net Increase in Net Assets Resulting from Capital Share Transactions	13,862	15,339	70,037	49,972
DISTRIBUTIONS PAID:
From net investment income	(3,510)	(3,324)	(7,422)	(5,817)
From net realized gains	–	–	–	–
Total Distributions Paid	(3,510)	(3,324)	(7,422)	(5,817)
Total Increase (Decrease) in Net Assets	17,598	14,372	77,820	46,694
NET ASSETS:
Beginning of year	84,461	70,089	187,964	141,270
End of year	$102,059	$84,461	$265,784	$187,964
Accumulated Undistributed Net Investment Income (Loss)	$–	$–	$–	$–

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	14	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

CALIFORNIA TAX-EXEMPT FUND		HIGH YIELD MUNICIPAL FUND		INTERMEDIATE TAX-EXEMPT FUND		SHORT- INTERMEDIATE TAX-EXEMPT FUND		TAX-EXEMPT FUND
2010	2009	2010	2009	2010	2009	2010	2009	2010	2009

$6,135	$5,525	$24,075	$18,276	$43,255	$31,447	$17,551	$8,961	$38,906	$31,950
808	(495)	(10,287)	(29,394)	30,181	(6,917)	394	112	26,989	(14,478)
7,269	(4,073)	61,791	(46,116)	18,255	6,319	12,856	7,571	21,788	5,782
14,212	957	75,579	(57,234)	91,691	30,849	30,801	16,644	87,683	23,254

12,866	7,997	417,882	27,071	409,189	449,187	570,049	555,447	130,095	192,245
12,866	7,997	417,882	27,071	409,189	449,187	570,049	555,447	130,095	192,245

(6,135)	(5,525)	(24,075)	(18,276)	(43,256)	(31,447)	(17,551)	(8,961)	(38,906)	(31,950)
(17)	–	–	–	(12,188)	–	(239)	(46)	(993)	–
(6,152)	(5,525)	(24,075)	(18,276)	(55,444)	(31,447)	(17,790)	(9,007)	(39,899)	(31,950)
20,926	3,429	469,386	(48,439)	445,436	448,589	583,060	563,084	177,879	183,549

135,296	131,867	330,393	378,832	1,200,669	752,080	736,270	173,186	891,908	708,359
$156,222	$135,296	$799,779	$330,393	$1,646,105	$1,200,669	$1,319,330	$736,270	$1,069,787	$891,908
$–	$–	$–	$–	$76	$77	$–	$–	$(67)	$(67)

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	15	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS

ARIZONA TAX-EXEMPT FUND
Selected per share data	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Year	$9.92	$10.01	$10.28	$10.29	$10.51
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.38	0.40	0.40	0.41	0.41
Net realized and unrealized gains (losses)	0.42	(0.09)	(0.22)	0.04	(0.13)
Total from Investment Operations	0.80	0.31	0.18	0.45	0.28
LESS DISTRIBUTIONS PAID:
From net investment income	(0.38)	(0.40)	(0.40)	(0.41)	(0.41)
From net realized gains	–	–	(0.05)	(0.05)	(0.09)
Total Distributions Paid	(0.38)	(0.40)	(0.45)	(0.46)	(0.50)
Net Asset Value, End of Year	$10.34	$9.92	$10.01	$10.28	$10.29
Total Return(1)	8.11%	3.17%	1.75%	4.50%	2.70%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$102,059	$84,461	$70,089	$53,236	$52,233
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.75%	0.75%	0.75%	0.75%	0.85%
Expenses, before waivers, reimbursements and credits	0.93%	0.95%	0.99%	1.01%	1.11%
Net investment income, net of waivers, reimbursements and credits	3.66%	4.03%	3.93%	4.00%	3.88%
Net investment income, before waivers, reimbursements and credits	3.48%	3.83%	3.69%	3.74%	3.62%
Portfolio Turnover Rate	31.71%	47.59%	62.06%	67.02%	28.99%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	16	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND
Selected per share data	2010	2009	2008		2007	2006
Net Asset Value, Beginning of Year	$9.79	$9.94	$10.19		$10.15	$10.29
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.32	0.33	0.36		0.38	0.39
Net realized and unrealized gains (losses)	0.36	(0.15)	(0.25)		0.05	(0.11)
Total from Investment Operations	0.68	0.18	0.11		0.43	0.28
LESS DISTRIBUTIONS PAID:
From net investment income	(0.32)	(0.33)	(0.36)		(0.38)	(0.39)
From net realized gains	–	–	–	(1)	(0.01)	(0.03)
Total Distributions Paid	(0.32)	(0.33)	(0.36)		(0.39)	(0.42)
Net Asset Value, End of Year	$10.15	$9.79	$9.94		$10.19	$10.15
Total Return(2)	7.01%	1.88%	1.18%		4.29%	2.70%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$265,784	$187,964	$141,270		$112,685	$74,434
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.75%	0.75%	0.75	%(3)	0.75%	0.85%
Expenses, before waivers, reimbursements and credits	0.86%	0.88%	0.90%		0.93%	1.08%
Net investment income, net of waivers, reimbursements and credits	3.17%	3.39%	3.62%		3.72%	3.76%
Net investment income, before waivers, reimbursements and credits	3.06%	3.26%	3.47%		3.54%	3.53%
Portfolio Turnover Rate	33.12%	30.72%	64.84%		41.71%	31.34%

(1)	Per share amounts from distributions from net realized gains were less than $0.01 per share.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expense ratio includes custodian credits of approximately $7,000, which represents 0.01% of average net assets. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	17	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS continued

CALIFORNIA TAX-EXEMPT FUND
Selected per share data	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Year	$10.19	$10.51	$10.92	$10.93	$11.01
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.43	0.43	0.43	0.46	0.45
Net realized and unrealized gains (losses)	0.61	(0.32)	(0.35)	0.03	(0.03)
Total from Investment Operations	1.04	0.11	0.08	0.49	0.42
LESS DISTRIBUTIONS PAID:
From net investment income	(0.43)	(0.43)	(0.43)	(0.46)	(0.45)
From net realized gains	– (1)	–	(0.06)	(0.04)	(0.05)
Total Distributions Paid	(0.43)	(0.43)	(0.49)	(0.50)	(0.50)
Net Asset Value, End of Year	$10.80	$10.19	$10.51	$10.92	$10.93
Total Return(2)	10.38%	1.07%	0.74%	4.54%	3.93%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$156,222	$135,296	$131,867	$111,482	$91,761
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.75%	0.75%	0.75%	0.75%	0.85%
Expenses, before waivers, reimbursements and credits	0.93%	0.90%	0.90%	0.92%	1.05%
Net investment income, net of waivers, reimbursements and credits	4.06%	4.16%	4.01%	4.14%	4.09%
Net investment income, before waivers, reimbursements and credits	3.88%	4.01%	3.86%	3.97%	3.89%
Portfolio Turnover Rate	91.62%	53.88%	48.69%	48.72%	21.04%

(1)	Per share amounts from distributions from net realized gains were less than $0.01 per share.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	18	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

HIGH YIELD MUNICIPAL FUND
Selected per share data	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Year	$7.23	$8.89	$9.89	$9.69	$9.63
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.34	0.42	0.42	0.42	0.42
Net realized and unrealized gains (losses)	0.87	(1.66)	(1.00)	0.20	0.06
Total from Investment Operations	1.21	(1.24)	(0.58)	0.62	0.48
LESS DISTRIBUTIONS PAID:
From net investment income	(0.34)	(0.42)	(0.42)	(0.42)	(0.42)
Total Distributions Paid	(0.34)	(0.42)	(0.42)	(0.42)	(0.42)
Net Asset Value, End of Year	$8.10	$7.23	$8.89	$9.89	$9.69
Total Return(1)	16.90%	(14.29)%	(5.95)%	6.53%	5.00%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$799,779	$330,393	$378,832	$321,791	$234,292
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.85%	0.85%	0.85%	0.85%	0.85%
Expenses, before waivers, reimbursements and credits	0.95%	0.96%	0.97%	0.98%	1.05%
Net investment income, net of waivers, reimbursements and credits	4.24%	5.12%	4.53%	4.29%	4.27%
Net investment income, before waivers, reimbursements and credits	4.14%	5.01%	4.41%	4.16%	4.07%
Portfolio Turnover Rate	12.45%	33.97%	25.81%	13.20%	12.95%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	19	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS continued

INTERMEDIATE TAX-EXEMPT FUND
Selected per share data	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Year	$10.01	$10.05	$10.16	$10.18	$10.30
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.31	0.35	0.36	0.37	0.34
Net realized and unrealized gains (losses)	0.37	(0.04)	(0.09)	0.07	(0.08)
Total from Investment Operations	0.68	0.31	0.27	0.44	0.26
LESS DISTRIBUTIONS PAID:
From net investment income	(0.31)	(0.35)	(0.36)	(0.37)	(0.34)
From net realized gains	(0.08)	–	(0.02)	(0.09)	(0.04)
Total Distributions Paid	(0.39)	(0.35)	(0.38)	(0.46)	(0.38)
Net Asset Value, End of Year	$10.30	$10.01	$10.05	$10.16	$10.18
Total Return(1)	6.94%	3.02%	2.75%	4.36%	2.56%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,646,105	$1,200,669	$752,080	$639,954	$560,492
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.75%	0.75%	0.75%	0.75%	0.85%
Expenses, before waivers, reimbursements and credits	0.86%	0.84%	0.85%	0.85%	0.99%
Net investment income, net of waivers, reimbursements and credits	2.98%	3.49%	3.58%	3.60%	3.32%
Net investment income, before waivers, reimbursements and credits	2.87%	3.40%	3.48%	3.50%	3.18%
Portfolio Turnover Rate	111.53%	135.72%	266.10%	281.30%	192.60%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	20	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS OR PERIOD ENDED MARCH 31,

SHORT-INTERMEDIATE TAX-EXEMPT FUND
Selected per share data	2010	2009	2008(1)
Net Asset Value, Beginning of Period	$10.33	$10.17	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.18	0.27	0.19
Net realized and unrealized gains	0.16	0.16	0.17
Total from Investment Operations	0.34	0.43	0.36
LESS DISTRIBUTIONS PAID:
From net investment income	(0.18)	(0.27)	(0.19)
From net realized gains	– (2)	–	–
Total Distributions Paid	(0.18)	(0.27)	(0.19)
Net Asset Value, End of Period	$10.49	$10.33	$10.17
Total Return(3)	3.29%	4.31%	3.64%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$1,319,330	$736,270	$173,186
Ratio to average net assets of:(4)
Expenses, net of reimbursements and credits	0.70%	0.70%	0.70%
Expenses, before reimbursements and credits	0.79%	0.80%	0.89%
Net investment income, net of reimbursements and credits	1.63%	2.63%	3.07%
Net investment income, before reimbursements and credits	1.54%	2.53%	2.88%
Portfolio Turnover Rate	10.07%	25.93%	10.58%

(1)	Commenced investment operations on August 22, 2007.
(2)	Per share amounts from distributions from net realized gains were less than $0.01 per share.
(3)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.
(4)	Annualized for periods less than one year.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	21	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS continued	FOR THE FISCAL YEARS ENDED MARCH 31,

TAX-EXEMPT FUND
Selected per share data	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Year	$10.03	$10.16	$10.45	$10.47	$10.59
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.40	0.40	0.40	0.42	0.43
Net realized and unrealized gains (losses)	0.53	(0.13)	(0.26)	0.08	(0.06)
Total from Investment Operations	0.93	0.27	0.14	0.50	0.37
LESS DISTRIBUTIONS PAID:
From net investment income	(0.40)	(0.40)	(0.40)	(0.42)	(0.43)
From net realized gains	(0.01)	–	(0.03)	(0.10)	(0.06)
Total Distributions Paid	(0.41)	(0.40)	(0.43)	(0.52)	(0.49)
Net Asset Value, End of Year	$10.55	$10.03	$10.16	$10.45	$10.47
Total Return(1)	9.38%	2.73%	1.35%	4.88%	3.50%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,069,787	$891,908	$708,359	$580,587	$477,295
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.75%	0.75%	0.75%	0.75%	0.85%
Expenses, before waivers, reimbursements and credits	0.85%	0.85%	0.85%	0.86%	1.00%
Net investment income, net of waivers, reimbursements and credits	3.83%	4.00%	3.87%	3.97%	4.04%
Net investment income, before waivers, reimbursements and credits	3.73%	3.90%	3.77%	3.86%	3.89%
Portfolio Turnover Rate	122.57%	166.83%	278.36%	260.99%	163.06%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	22	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

ARIZONA TAX-EXEMPT FUND	MARCH 31, 2010

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 97.5%

Arizona – 94.4%

Arizona Health Facilities Authority Revenue Bonds, Series A, Phoenix Childrens Hospital, Prerefunded, 6.00%, 2/15/12	$1,000	$1,098

Arizona School Facilities Board COP, 5.25%, 9/1/23	2,000	2,133

Arizona School Facilities Board Revenue Refunding Bonds, State School Trust (AMBAC Insured), 5.00%, 7/1/18	1,500	1,572

Arizona State Transportation Board Revenue Bonds, Series B, 5.00%, 7/1/28	1,770	1,900

5.00%, 7/1/29	1,845	1,971

Arizona State University COP, Research Infrastructure Project (AMBAC Insured), 5.00%, 9/1/30	2,000	2,020

Arizona State University Revenue Bonds (FGIC Insured), Prerefunded, 5.50%, 7/1/12	1,160	1,278

Arizona State University Revenue Refunding Bonds (AMBAC Insured), 5.00%, 7/1/27	450	459

Bullhead City Municipal Property Corp. Excise TRB (NATL-RE Insured), 5.00%, 7/1/23	1,000	1,030

Coconino & Yavapai Counties Joint Unified School District No. 9 Sedona G.O. Unlimited Bonds, Series B, School Improvement Project 2007 (Assured Guaranty Insured), 5.00%, 7/1/22	1,345	1,468

Gilbert Public Facilities Municipal Property Corp. Revenue Bonds, 5.50%, 7/1/28	1,000	1,070

Glendale G.O. Unlimited Bonds, 2.00%, 7/1/18	2,600	2,330

Glendale Water & Sewer Revenue Bonds, Sub Lien (AGM Insured), 5.00%, 7/1/25	2,000	2,138

Glendale Water & Sewer Revenue Bonds, Sub Lien (AMBAC Insured), 5.00%, 7/1/28	2,000	2,055

Goodyear G.O. Unlimited Bonds (NATL-RE Insured), 5.00%, 7/1/16	1,300	1,455

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 97.5% – continued

Arizona – 94.4% – continued

Greater Arizona Development Authority Infrastructure Revenue Bonds, Series 2, Santa Cruz County Jail, 5.00%, 8/1/28	$2,000	$2,055

5.25%, 8/1/31	1,005	1,041

Greater Arizona Development Authority Infrastructure Revenue Bonds, Series A, 4.13%, 8/1/19	630	643

Maricopa County Community College District G.O. Unlimited Bonds, Series C, 3.00%, 7/1/22	2,000	1,893

Maricopa County Elementary School District No.8 Osborn G.O. Unlimited Bonds, Series B, School Improvement Project of 2006, 5.00%, 7/1/15	680	762

Maricopa County School District No. 1 Phoenix Elementary G.O. Unlimited Bonds, Series B, School Improvement Project 2006, 4.50%, 7/1/21	1,190	1,236

Maricopa County School District No. 28 Kyrene Elementary G.O. Unlimited Bonds, Series C, School Improvement Project 2005, 5.00%, 7/1/21	1,000	1,093

Maricopa County School District No. 8 Osborn G.O. Limited Refunding Bonds, Bank Qualified (NATL-RE FGIC Insured), 4.70%, 7/1/14	1,000	1,104

Maricopa County Unified High School District No. 210 Phoenix G.O. Unlimited Refunding Bonds (AGM Insured), 5.25%, 7/1/18	225	255

Maricopa County Unified School District No. 4 Mesa G.O. Unlimited Bonds, Series D, School Improvement Project of 2005, 4.00%, 7/1/17	1,000	1,053

Maricopa County Unified School District No. 60 Higley G.O. Unlimited Bonds, Series C, School Improvement Project of 2006, 5.00%, 7/1/27	1,000	1,033

Maricopa County Unified School District No. 80 Chandler G.O. Unlimited Bonds, 5.00%, 7/1/23	175	191

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	23	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

ARIZONA TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 97.5% – continued

Arizona – 94.4% – continued

Maricopa County Unified School District No. 89 Dysart G.O. Unlimited Bonds, Series B, School Improvement Project of 2002 (AGM Insured), 5.25%, 7/1/15	$1,000	$1,110

Maricopa County Unified School District No. 89 Dysart G.O. Unlimited Bonds, Series B, School Improvement Project of 2006 (AMBAC Insured), 5.00%, 7/1/27	500	519

Mesa G.O. Unlimited Refunding Bonds (NATL-RE FGIC Insured), 5.00%, 7/1/18	150	168

Mesa Highway Revenue Bonds, Project Advancement Notes, 3.50%, 7/1/15	900	926

Mesa Street & Highway Revenue Refunding Bonds (AGM Insured), 5.00%, 7/1/23	1,000	1,084

Mohave County Unified School District No. 20 Kingman G.O. Unlimited Bonds, Series C, School Improvement Project 2006 (Assured Guaranty Insured), 5.50%, 7/1/21	1,000	1,121

5.00%, 7/1/23	1,000	1,069

Northern Arizona University COP, Northern Arizona University Research Projects (AMBAC Insured), 5.00%, 9/1/26	400	392

Northern Arizona University Revenue Bonds, Series B, 5.00%, 6/1/15	2,550	2,820

Northern Arizona University Systems Revenue Refunding Bonds (NATL-RE FGIC Insured), 5.25%, 6/1/14	1,000	1,116

Phoenix Civic Improvement Corp. Airport Revenue Bonds, Senior Lien, Series B (AMT), 5.25%, 7/1/16	1,000	1,078

Phoenix Civic Improvement Corp. Excise TRB, Subseries A (NATL-RE Insured), 4.75%, 7/1/24	1,250	1,285

Phoenix Civic Improvement Corp. Wastewater System Revenue Bonds, Junior Lien (NATL-RE Insured), 5.00%, 7/1/29	1,010	1,028

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 97.5% – continued

Arizona – 94.4% – continued

Phoenix Civic Improvement Corp. Wastewater System Revenue Refunding Bonds, Senior Lien, 5.50%, 7/1/20	$1,690	$1,924

5.50%, 7/1/21	1,080	1,222

Phoenix Civic Improvement Corp. Water System Revenue Bonds, Junior Lien (NATL-RE FGIC Insured), 5.50%, 7/1/17	3,500	3,783

Phoenix Civic Improvement Corp. Water System Revenue Bonds, Junior Lien, Series A, 5.00%, 7/1/22	1,000	1,094

5.00%, 7/1/23	1,000	1,088

5.00%, 7/1/39	530	548

Phoenix G.O. Limited Refunding Bonds, Series B, 5.00%, 7/1/20	3,000	3,352

Phoenix G.O. Limited Refunding Bonds, Series C, 3.00%, 7/1/20	1,450	1,414

Phoenix G.O. Unlimited Bonds, Series B, Various Purpose, Partially Prerefunded, 5.38%, 7/1/20	1,000	1,079

Pima County Streets & Highway Revenue Bonds, 4.00%, 7/1/22	1,970	1,966

4.00%, 7/1/23	500	495

Pima County Unified School District No. 6 Marana G.O. Unlimited Refunding Bonds (NATL-RE FGIC Insured), 5.40%, 7/1/14	1,300	1,326

Pinal County Unified School District No. 43 Apache Junction G.O. Unlimited Refunding Bonds (AGM Insured), 5.00%, 7/1/22	1,000	1,114

Rio Nuevo Multipurpose Facilities District Excise TRB, Sub Lien, (Assured Guaranty Insured), 5.25%, 7/15/16	1,000	1,119

Salt River Project Agricultural Improvement & Power District Electric System Revenue Bonds, Series A, 5.00%, 1/1/24	1,745	1,910

Salt River Project Agricultural Improvement & Power District Electric System Revenue Bonds, Series A, Salt River Project, 5.00%, 1/1/37	5,005	5,166

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	24	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 97.5% – continued

Arizona – 94.4% – continued

Scottsdale Municipal Property Corp. Excise Tax Revenue Refunding Bonds, 5.00%, 7/1/30	$1,655	$1,783

Tempe G.O. Unlimited Bonds, 5.00%, 7/1/21	1,195	1,317

Tucson Airport Authority, Inc. Revenue Bonds (AMT), Sub Lien (NATL-RE Insured), 5.00%, 12/1/23	1,135	1,101

Tucson COP (Assured Guaranty Insured), 5.00%, 7/1/26	1,000	1,037

5.00%, 7/1/29	1,000	1,023

Tucson Water Revenue Bonds, Series 2005-B (AGM Insured), 5.00%, 7/1/25	1,590	1,689

Tucson Water Revenue Refunding Bonds, Series C, 5.00%, 7/1/26	2,085	2,196

Yuma County Library District G.O. Unlimited Bonds (XLCA Insured), 5.00%, 7/1/23	1,000	1,047

5.00%, 7/1/28	1,945	1,994

Yuma Municipal Property Corp. Revenue Bonds, Series D (XLCA Insured), 5.00%, 7/1/17	1,100	1,182

5.00%, 7/1/23	1,000	1,023
Yuma Municipal Property Corp. Utilities System Revenue Bonds, Senior Lien (XLCA Insured), 5.00%, 7/1/23	2,250	2,325
		96,369

Puerto Rico – 3.1%

Puerto Rico Commonwealth Highway & Transportation Authority Revenue Bonds (FGIC-TCRS Insured), 5.75%, 7/1/20	1,500	1,537
Puerto Rico Public Finance Corp. Commonwealth Appropriated, Series E (AMBAC Insured), Escrowed to Maturity, 5.50%, 8/1/27	1,350	1,616
		3,153
Total Municipal Bonds
(Cost $96,257)		99,522

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 1.5%
Northern Institutional Funds – Tax-Exempt Portfolio (1)(2)	1,562,373	$1,562
Total Investment Companies
(Cost $1,562)		1,562

Total Investments – 99.0%
(Cost $97,819)		101,084

Other Assets less Liabilities – 1.0%		975
NET ASSETS – 100.0%		$102,059

(1)	Investment in affiliated Portfolio. Northern Trust Investments, N.A. is an investment adviser of the Fund and an investment adviser to the Northern Institutional Funds.
(2)	The Fund had approximately $1,562,000 of net purchases in the Tax-Exempt Portfolio of the Northern Institutional Funds during the fiscal year ended March 31, 2010.

Percentages shown are based on Net Assets.

At March 31, 2010, the industry sectors (unaudited) for the Arizona Tax-Exempt Fund were:

INDUSTRY SECTOR	% OF INVESTMENTS
Facilities	5.9%
General	16.3
General Obligation	15.9
Higher Education	5.6
Power	7.0
School District	14.3
Transportation	7.8
Water	20.9
All other sectors less than 5%	6.3

Total	100.0%

At March 31, 2010, the credit quality distribution (unaudited) for the Arizona Tax-Exempt Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION *	%
AAA	38.5%
AA	28.7
A	25.2
BBB	3.1
Not Rated	3.1
Short-Term	1.4

Total	100.0%

*	Standard & Poor’s Rating Services

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	25	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

ARIZONA TAX-EXEMPT FUND continued	MARCH 31, 2010

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Arizona Tax-Exempt Fund’s investments, which are carried at fair value, as of March 31, 2010:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)		LEVEL 3 (000s)	TOTAL (000s)

Municipal Bonds	$–	$99,522	(1)	$–	$99,522

Investment Companies	1,562	–		–	1,562

Total Investments	$1,562	$99,522		$–	$101,084

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	26	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND	MARCH 31, 2010

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 89.8%

California – 88.4%

Bay Area Government Association Infrastructure Financing Authority Revenue Bonds, Payment Acceleration Notes (NATL-RE FGIC Insured), 5.00%, 8/1/17	$3,500	$3,512

5.00%, 8/1/17	2,430	2,471

California Educational Facilities Authority Revenue Bonds, Series A, Loyola Marymount University (NATL-RE Insured), 3.50%, 10/1/19 (1)	1,300	782

California Educational Facilities Authority Revenue Bonds, Series Q, Stanford University, 5.25%, 12/1/32	2,500	2,588

California Health Facilities Financing Authority Revenue Bonds, Series C, Providence Health & Services, 5.50%, 10/1/17	800	913

California Health Facilities Financing Authority Revenue Refunding Bonds, Cedars-Sinai Medical Center, 5.00%, 11/15/13	1,000	1,095

California Infrastructure & Economic Development Bank Revenue Bonds, Series A, Scripps Research Institute, 5.75%, 7/1/30	1,000	1,002

California State Department of Water Resources Power Supply Revenue Bonds, Series A (AMBAC Insured), 5.50%, 5/1/13	1,500	1,648

5.50%, 5/1/15	600	644

California State Department of Water Resources Power Supply Revenue Bonds, Series A, Prerefunded, 5.38%, 5/1/12	745	822

California State Economic Recovery G.O. Unlimited Bonds, Series A (NATL-RE Insured), 5.00%, 7/1/15	3,000	3,306

California State Economic Recovery G.O. Unlimited Refunding Bonds, Series A, 5.00%, 7/1/19	5,000	5,505

California State G.O. Unlimited Bonds (FGIC Insured) Unrefunded Balance, Series-2007, 5.38%, 6/1/26	2,255	2,255

California State G.O. Unlimited Bonds, Unrefunded Balance, (NATL-RE FGIC Insured), 4.75%, 2/1/19	85	85

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 89.8% – continued

California – 88.4% – continued

California State G.O. Unlimited Various Purpose Bonds, 6.00%, 11/1/35	$5,000	$5,291

California State G.O. Unlimited Refunding Bonds, 5.00%, 12/1/16	3,000	3,262

California State Public Works Board Lease Revenue Bonds, Series A, Department Mental Health-Coalinga, 5.25%, 6/1/13	4,835	5,157

California State Public Works Board Lease Revenue Bonds, Series D, Department of Justice, 5.25%, 11/1/16	1,000	1,016

California State Public Works Board Lease Revenue Refunding Bonds, Series A, Department of Corrections State Prisons (AMBAC Insured), 5.25%, 12/1/13	1,300	1,354

California State Public Works Board Lease Revenue Refunding Bonds, Series A, Trustees California State University, 5.25%, 10/1/14	3,545	3,569

California State Public Works Board Lease Revenue Refunding Bonds, Series H, Department of Corrections & Rehabilitation, 5.00%, 6/1/19	2,000	2,001

California State Public Works Board Lease Revenue Refunding Bonds, Series J, Department of Corrections & Rehabilitation (AMBAC Insured), 5.00%, 1/1/19	1,300	1,303

California State Various Purpose G.O. Unlimited Bonds, 5.00%, 6/1/24	5,000	5,022

5.75%, 4/1/31	4,750	4,888

California Statewide Communities Development Authority PCR Refunding Bonds, Series D, Southern California Education Co. (FGIC Insured), 4.25%, Mandatory Put 11/1/16	1,575	1,588

California Statewide Communities Development Authority Revenue Bonds, Series A, East Campus Apartments LLC (ACA Insured), 5.00%, 8/1/12	1,775	1,853

California Statewide Communities Development Authority Revenue COP, John Muir/Mount Diablo Health System (NATL-RE Insured), 5.50%, 8/15/12	2,545	2,671

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	27	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 89.8% – continued

California – 88.4% – continued

Carlsbad Unified School District G.O. Unlimited Bonds, 3.79%, 5/1/19 (1)	$1,250	$812

Carlsbad Unified School District G.O. Unlimited Bonds, Series A, Election 2006 (NATL-RE Insured), 5.25%, 8/1/32	1,500	1,583

Carmichael Water District Water Revenue Refunding COP, 5.00%, 11/1/29	1,250	1,313

Contra Costa County Home Mortgage Revenue Bonds, GNMA Mortgage Backed Securities Program (Collateralized by GNMA), Escrowed to Maturity, 7.50%, 5/1/14	1,000	1,234

Corona-Norca Unified School District Capital Appreciation G.O. Unlimited Bonds (Assured Guaranty Insured), 3.76%, 8/1/23 (1)	1,000	470

3.73%, 8/1/24 (1)	1,000	438

Desert Community College District Capital Appreciation G.O. Unlimited Bonds, Series C, Election 2004 (AGM Insured), 3.33%, 8/1/26 (1)	3,000	1,131

Desert Sands Unified School District Capital Appreciation G.O Unlimited Bonds, Election 2001 (AMBAC Insured), 5.00%, 6/1/31	2,500	2,550

Duarte Redevelopment Agency SFM Revenue Refunding Bonds, Series B, Mortgage Backed Securities Program (Collateralized by FNMA), Escrowed to Maturity, 6.88%, 10/1/11	950	1,037

Eastern Municipal Water District Water & Sewer Revenue COP, Series H, 5.00%, 7/1/33	2,000	2,042

El Dorado Irrigation District COP, Series A (Assured Guaranty Insured), 4.00%, 8/1/18	1,215	1,274

6.25%, 8/1/29	3,500	3,763

Foothill Eastern Transportation Corridor Agency Toll Road Capital Appreciation Revenue Bonds, Series A, Senior Lien, Escrowed to Maturity, 3.25%, 1/1/20 (1)	2,150	1,524

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL BONDS – 89.8% – continued

California – 88.4% – continued

Fremont-Newark Community College District G.O. Unlimited Bonds, Series A (NATL-RE Insured), 5.38%, 8/1/18	$1,350	$1,434

5.38%, 8/1/19	625	664

Glendale Unified School District G.O. Unlimited Bonds, Series D (NATL-RE Insured), 5.38%, 9/1/18	1,000	1,056

Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue Bonds, Series A, Enhanced Asset Backed (AMBAC Insured), 5.00%, 6/1/21	1,000	988

Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue Bonds, Series B, Enhanced Asset Backed (AMBAC Insured), Prerefunded, 5.00%, 6/1/13	2,500	2,774

Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue Bonds, Series B, Enhanced Asset Backed, Escrowed to Maturity, 5.00%, 6/1/10	2,000	2,015

Hillsborough School District G.O. Unlimited Bonds, Anticipation Notes, 3.24%, 9/1/13 (1)	2,000	1,800

Irvine Ranch Water District Refunding COP, 5.00%, 3/1/30	1,380	1,454

Kern Community College District Refunding COP, 4.00%, 4/1/14	4,000	4,074

Kern Community College District Refunding COP (AMBAC Insured), 5.00%, Mandatory Put 4/1/10	2,700	2,700

Long Beach Unified School District G.O Unlimited Bonds, Series A, Election of 2008, 5.50%, 8/1/27	850	924

Los Angeles City G.O. Unlimited Bonds, Series A, 3.75%, 9/1/23	2,730	2,616

Los Angeles Department of Water & Power Revenue Bonds, Series A, Subseries A-2, 5.00%, 7/1/30	2,000	2,033

Los Angeles Department of Water & Power Revenue Bonds, Series B, 5.25%, 7/1/23	1,500	1,674

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	28	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 89.8% – continued

California – 88.4% – continued

Los Angeles Department of Water & Power Waterworks Revenue Bonds, Series B, 5.00%, 7/1/17	$1,565	$1,770

Los Angeles Department of Water & Power Waterworks Revenue Bonds, Series C (NATL-RE Insured), 5.00%, 7/1/29	1,000	1,028

Los Angeles Unified School District G.O. Unlimited Bonds, Series D, 5.00%, 7/1/18	5,000	5,522

Los Angeles Unified School District G.O. Unlimited Bonds, Series F, Election of 1997 (FGIC Insured), Prerefunded, 5.00%, 7/1/13	545	610

Los Angeles Wastewater System Revenue Refunding Bonds, Subseries A (NATL-RE Insured), 5.00%, 6/1/27	3,000	3,042

Los Angeles Wastewater System Revenue Refunding, Series A (NATL-RE FGIC Insured), 6.00%, 6/1/21	1,185	1,427

Metropolitan Water District of Southern California Authorization Waterworks Revenue Bonds, Series B-2 (NATL-RE FGIC Insured), 5.00%, 10/1/26	2,000	2,130

Modesto Wastewater Revenue Refunding Bonds, Series A (AGM Insured), 5.25%, 11/1/18	1,000	1,079

Mojave Water Agency COP, Series A, 5.00%, 6/1/20	355	379

5.00%, 6/1/23	665	694

Newark Unified School District Capital Appreciation G.O. Unlimited Bonds, Series D, Election of 1997 (AGM Insured), 3.23%, 8/1/24 (1)	2,430	1,049

Northern California Power Agency Capital Facilities Revenue Refunding Bonds, Series A, 5.25%, 8/1/24	1,500	1,569

Northern California Power Agency Revenue Bonds, Series A, 5.00%, 7/1/18 (2)	1,500	1,626

Orange County Water District Revenue COP, Series B (NATL-RE Insured), Prerefunded, 5.38%, 8/15/13	1,000	1,134

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 89.8% – continued

California – 88.4% – continued

Palm Springs Unified School District G.O. Unlimited Bonds, Series B, Election of 2004 (AGM Insured), 4.75%, 8/1/33	$2,400	$2,402

Pasadena City Refunding COP, Series C, 4.75%, 2/1/38	2,350	2,311

Poway Unified School Facilities G.O. Unlimited Bonds, Series A, Election 2008, Improvement District No. 2007-1, 3.81%, 8/1/20(1)	3,280	1,863

Redlands Unified School District G.O. Unlimited Bonds, Election of 2008 (AGM Insured), 5.00%, 7/1/28	500	512

5.00%, 7/1/29	1,000	1,020

Redondo Beach Unified School District G.O. Unlimited Bonds, Series A, Election 2008, 5.13%, 8/1/37	2,000	2,034

Rescue Union School District COP, (Assured Guaranty Insured), 4.38%, 10/1/13	2,775	3,007

Ross Elementary School District G.O. Unlimited Bonds, Election 2006 (NATL-RE Insured), 5.25%, 8/1/27	455	481

Sacramento County COP, Animal Healthcare/Youth Detention (AMBAC Insured), 5.00%, 10/1/26	1,490	1,444

Sacramento County Sanitation District Financing Authority Revenue Bonds, Series A, 5.60%, 12/1/16	915	919

Sacramento Municipal Utility District Electric Revenue Bonds, Series U (AGM Insured), 5.00%, 8/15/19	1,000	1,115

San Diego Public Facilities Financing Authority Sewer Revenue Bonds, Series A, 4.00%, 5/15/20	1,495	1,529

San Diego Public Facilities Financing Authority Sewer Revenue Refunding Bonds, Series B, 5.00%, 5/15/20	5,000	5,505

5.00%, 5/15/21	1,205	1,316

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	29	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 89.8% – continued

California – 88.4% – continued

San Diego Regional Building Authority Lease Revenue Bonds, Series A, County Operations Center and Annex, 4.00%, 2/1/19	$3,615	$3,718

San Diego Unified School District G.O. Unlimited Refunding Bonds, Series D-1, Election 1998 (NATL-RE Insured), 5.50%, 7/1/25	2,745	3,188

San Diego Unified School District G.O. Unlimited Refunding Bonds, Series E-2, Election 1998 (FSA Insured), 5.50%, 7/1/27	1,500	1,706

San Francisco City & County Airport Commission International Airport Revenue Refunding Bonds, Second Series Issue 20 (NATL-RE Insured), 4.75%, 5/1/15	500	501

San Francisco City & County Airports Commission International Airport Revenue Bonds, Series E, 5.50%, 5/1/26	2,500	2,725

San Francisco City & County Airports Commission International Airport Revenue Refunding Bonds, Second Series 34F (Assured Guaranty Insured), 5.00%, 5/1/16	2,000	2,241

San Francisco City & County Airports Commission International Airport Revenue Refunding Bonds, Second Series C (FSA Insured), 4.00%, 5/1/18	2,500	2,620

San Francisco City & County Airports Commission International Airport Revenue Refunding Bonds, Second Series D (AGM Insured), 5.00%, 5/1/19(2)	4,000	4,458

San Francisco City & County COP, Series B, Multiple Capital Improvement Projects, 4.75%, 4/1/30	2,500	2,403

San Francisco City & County Public Utilities Commission Water Revenue Bonds, Series A (NATL-RE Insured), 5.00%, 11/1/20 5.00%, 11/1/25	4,000 2,750	4,212 2,810

San Francisco State Building Authority Lease Revenue Refunding Bonds, Series A, California State and San Francisco Civic Center (NATL-RE FGIC Insured), 5.00%, 12/1/15	2,000	2,120

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 89.8% – continued

California – 88.4% – continued

San Gabriel Unified School District G.O. Unlimited Bonds, Series A, Unrefunded Balance (AGM Insured), 5.38%, 8/1/18	$180	$195

San Joaquin Hills Transportation Corridor Agency Toll Road Revenue Bonds, Senior Lien, Escrowed to Maturity, 3.32%, 1/1/23(1)	5,000	2,980

San Jose Airport Revenue Bonds, Series A (NATL-RE FGIC Insured), 5.25%, 3/1/16	1,000	1,016

San Jose Redevelopment Agency Tax Allocation Bonds, Series A (NATL-RE Insured), 5.00%, 8/1/15	3,070	3,255

San Jose Redevelopment Agency Tax Allocation Refunding Bonds, Series A, Merged Area Redevelopment Project (NATL-RE Insured), 4.25%, 8/1/15	5,000	5,101

San Marcos PFA Revenue Bonds, Custom Receipts, Escrowed to Maturity, 3.90%, 7/1/11 (1)	1,000	992

San Mateo County Community College District G.O. Unlimited Bonds, Series A, Election of 2001 (NATL-RE FGIC Insured), 5.00%, 9/1/21	1,000	1,068

San Mateo County Transportation District Revenue Bonds, Series A (NATL-RE Insured), Prerefunded, 5.00%, 6/1/10	575	577

San Mateo County Transportation District Sales Refunding TRB, Series A (NATL-RE Insured), 4.75%, 6/1/28	3,785	3,900

Santa Ana Unified School District G.O. Unlimited Bonds, Series A, Election 2008, 5.50%, 8/1/30	2,000	2,101

Santa Rosa City Wastewater Revenue Bonds, Series A (AGM Insured), 5.25%, 9/1/27	1,255	1,318

Sequoia Union High School District G.O. Unlimited Bonds, Series A, Election 2008, 5.00%, 7/1/32	1,500	1,484

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	30	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 89.8% – continued

California – 88.4% – continued

South Orange County Public Financing Authority Special Refunding TRB, Series A, Foothill Area (NATL-RE FGIC Insured), 5.25%, 8/15/14	$1,295	$1,400

5.25%, 8/15/18	2,500	2,572

Southern California Public Power Authority Capital Appreciation Subordinate Revenue Refunding Bonds, Southtran Transmission Project, 3.77%, 7/1/14 (1)	1,000	885

Southern California Public Power Authority Power Project Revenue Bonds, 6.75%, 7/1/12	1,700	1,897

University of California Revenue Bonds, Series A, Limited Project (NATL-RE Insured), 4.75%, 5/15/26	1,580	1,587

University of California Revenue Bonds, Series C (NATL-RE Insured), 4.75%, 5/15/31	1,250	1,250

University of California Revenue Bonds, Series F (AGM Insured), 4.75%, 5/15/24	200	206

Val Verde Unified School District G.O. Unlimited Bonds, Series A, Election 2008, 5.25%, 8/1/27	2,125	2,199

Ventura County Community College District Capital Appreciation G.O. Unlimited Bonds, Series C, Election 2002, 4.25%, 8/1/17 (1)	1,615	1,180

4.28%, 8/1/18 (1)	1,635	1,107

Ventura County Community College District G.O. Unlimited Bonds, Series C, Election 2002, 5.50%, 8/1/33	1,000	1,048

West Valley-Mission Community College District Capital Appreciation G.O. Unlimited Bonds, Series B, 3.43%, 8/1/16 (1)	1,115	885

3.51%, 8/1/17 (1)	1,100	821

Western Riverside County Water & Wastewater Financing Authority Revenue Bonds, Western Municipal Water Distribution Improvement Project (Assured Guaranty Insured), 5.13%, 9/1/29	1,645	1,701
		234,924

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 89.8% – continued

Puerto Rico – 1.3%

Puerto Rico Commonwealth Highway & Transportation Authority Revenue Bonds (FGIC-TCRS Insured), 5.75%, 7/1/20	$1,500	$1,537
Puerto Rico Public Finance Corp. Revenue Bonds, Series E, Commonwealth Appropriation (AMBAC Insured), Escrowed to Maturity, 5.50%, 8/1/27	1,550	1,856
		3,393

Virgin Islands – 0.1%

Virgin Islands PFA Revenue Bonds, Series A, Gross Receipts Tax Lien Note, 5.63%, 10/1/10	195	199
Total Municipal Bonds
(Cost $233,738)		238,516

SHORT-TERM INVESTMENTS – 11.0%

ABAG Finance Authority for Nonprofit Corps. Revenue VRDB, Series D, Sharp Healthcare (Citibank N.A. LOC), 0.27%, 4/7/10	2,500	2,500

Antelope Valley-East Kern Water Agency COP VRDB, Series A-2 (Wells Fargo Bank N.A. LOC), 0.23%, 4/1/10	300	300

California Health Facilities Financing Authority Revenue VRDB, Series H, Catholic Healthcare (Citibank N.A. LOC), 0.27%, 4/7/10	1,800	1,800

California Infrastructure & Economic Development Bank Revenue Refunding VRDB, Series C, Pacific Gas & Electric (Wells Fargo Bank N.A. LOC), 0.28%, 4/1/10	900	900

California Infrastructure & Economic Development Bank Revenue Refunding VRDB, Series D, Pacific Gas & Electric (Wells Fargo Bank N.A. LOC), 0.24%, 4/1/10	800	800

California Infrastructure & Economic Development Bank Revenue VRDB, Pinewood School Project (Comerica Bank LOC), 0.35%, 4/1/10	95	95

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	31	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT- TERM INVESTMENTS – 11.0% – continued

California Infrastructure & Economic Development Bank Revenue VRDB, Series F, California Academy (Wells Fargo N.A. LOC), 0.27%, 4/1/10	$1,000	$1,000

California Pollution Control Financing Authority Revenue Refunding VRDB, BP West Coast Productions LLC, 0.30%, 4/1/10	1,550	1,550

California State Department of Water Resources Power Supply Revenue VRDB, Series B-2 (BNP Paribas LOC), 0.28%, 4/1/10	2,000	2,000

California State Department of Water Resources Power Supply Revenue VRDB, Subseries G-1 (Bank of Nova Scotia LOC), 0.29%, 4/1/10	750	750

California State Economic Recovery G.O. Unlimited VRDB, Series C-16 (AGM State Gtd.), 0.30%, 4/7/10	1,625	1,625

California State G.O. Unlimited VRDB, Series A, Subseries A-3 (Bank Of America N.A. LOC), 0.29%, 4/7/10	500	500

California State G.O. Unlimited VRDB, Series B, Subseries B-6 (KBC Bank N.V. LOC), 0.33%, 4/1/10	600	600

California Statewide Communities Development Authority Revenue Refunding VRDB, Series D, Los Angeles County Museum of Art Project (Wells Fargo Bank N.A. LOC), 0.27%, 4/1/10	400	400

California Statewide Communities Development Authority Revenue VRDB, Series A, Sweep Loan Program (Citibank N.A. LOC), 0.27%, 4/7/10	500	500

California Statewide Communities Development Authority Revenue VRDB, Series B, Front Porch Communities (Sovereign Bank FSB LOC), 0.25%, 4/1/10	200	200

Irvine Improvement Board Act of 1915 Special Assessment Bonds, Series A, Adjusted Assessment District 4-20 (KBC Bank N.V. LOC), 0.27%, 4/1/10	100	100

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 11.0% – continued

Los Angeles County Metropolitan Transportation Authority Sales Tax Revenue Refunding VRDB, Series A-1, Property A-First Tier, 0.27%, 4/1/10	$1,985	$1,985

Metropolitan Water District of Southern California Waterworks Revenue VRDB, Series B-2, 0.28%, 4/1/10	1,805	1,805

Metropolitan Water District of Southern California Waterworks Revenue VRDB, Series C-2, 0.33%, 4/1/10	400	400

Northern California Power Agency Revenue Refunding VRDB, Series A, Hydroelectric Project (Dexia Credit Local LOC), 0.29%, 4/7/10	200	200

Orange County Apartment Development Revenue Refunding VRDB, Series G2, West Loop Community Organization (Fannie Mae Insured), 0.27%, 4/1/10	3,200	3,200

Orange County Apartment Development Revenue Refunding VRDB, Series G3, West Loop Community Organization (Fannie Mae Insured), 0.27%, 4/1/10	3,000	3,000

Roseville Electric System Revenue Refunding COP VRDB, Series A (Dexia Credit Local LOC), 0.30%, 4/1/10	1,200	1,200

Salinas Economic Development Revenue VRDB, Series A, Monterey County Public Building (Bank Of New York LOC), 0.22%, 4/1/10	695	695

San Francisco City & County Multifamily Housing Revenue Refunding VRDB, Series A, Post Street Towers (Freddie Mac Insured), 0.26%, 4/7/10	200	200

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	32	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 11.0% – continued
Santa Clara Valley Transportation Authority Sales Tax Revenue Refunding VRDB, Series A, 0.30%, 4/1/10	$990	$990
Total Short-Term Investments
(Cost $29,295)		29,295

Total Investments – 100.8%
(Cost $263,033)		267,811
Liabilities less Other Assets – (0.8)%		(2,027)
NET ASSETS – 100.0%		$265,784

(1)	Zero coupon bond reflects effective yield on the date of purchase.
(2)	When-Issued Security.

Percentages shown are based on Net Assets.

At March 31, 2010, the industry sectors (unaudited) for the California Intermediate Tax-Exempt Fund were:

INDUSTRY SECTOR	% OF INVESTMENTS
Apartment	5.0%
Facilities	5.8
General	15.6
General Obligation	16.6
Higher Education	6.0
Medical	5.8
Power	6.4
School District	13.4
Water	9.8
All other sectors less than 5%	15.6

Total	100.0%

At March 31, 2010, the credit quality distribution (unaudited) for the California Intermediate Tax-Exempt Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION *	%
AAA	20.1%
AA	32.1
A	29.7
BBB	6.6
Cash and Equivalents	9.3
SP1/MIG1	2.2

Total	100.0%

*	Standard & Poor’s Rating Services

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the California Intermediate Tax-Exempt Fund’s investments, which are carried at fair value, as of March 31, 2010:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
	(000s)	(000s)	(000s)	(000s)

Investments held by California Intermediate Tax-Exempt Fund	$–	$267,811 (1)	$–	$267,811

(1) Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	33	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA TAX-EXEMPT FUND

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 89.2%

California – 89.0%

Alameda County Unified School District Capital Appreciation G.O. Unlimited Bonds, Series A (AGM Insured), 2.97%, 8/1/29 (1)	$1,615	$501

Alhambra Unified School District Elementary School Improvement G.O. Unlimited Bonds, Series A, Election 2008 (Assured Guaranty Insured), 5.50%, 8/1/33	1,000	1,053

Anaheim Union High School District Capital Appreciation G.O. Unlimited Bonds, Election 2002 (NATL-RE Insured), 3.04%, 8/1/28 (1)	575	184

Antelope Valley Community College District Capital Appreciation G.O. Unlimited Bonds, Series C, Election 2004 (NATL-RE Insured), 3.19%, 8/1/29 (1)	6,000	1,762

Arcadia Unified School District Capital Appreciation G.O. Unlimited Bonds, Series A, Election 2006 (AGM Insured), 3.17%, 8/1/25 (1)	1,590	653

Aztec Shops Ltd. Auxiliary Organization Student Housing Revenue Bonds, San Diego State University, Prerefunded, 6.00%, 9/1/10	2,000	1,990

Bay Area Government Association Infrastructure Financing Authority Revenue Bonds, Payment Acceleration Notes (NATL-RE FGIC Insured), 5.00%, 8/1/17	2,500	2,543

Brentwood Infrastructure Financing Authority Water Revenue Bonds, 5.75%, 7/1/38	1,000	1,079

California Educational Facilities Authority Revenue Bonds, Series A, Loyola Marymount University, 5.00%, 10/1/30	1,895	1,885

California Educational Facilities Authority Revenue Bonds, Series A, Loyola Marymount University (NATL-RE Insured), 3.50%, 10/1/19 (1)	725	436

California Infrastructure & Economic Development Bank Revenue Bonds, Series A, Bay Area Toll Bridges – First Lien (AMBAC Insured), Prerefunded, 5.13%, 7/1/26	1,000	1,188

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 89.2% – continued

California – 89.0% – continued

California Infrastructure & Economic Development Bank Revenue Bonds, Series A, Scripps Research Institute, 5.75%, 7/1/30	$250	$251

California State G.O. Unlimited Bonds, Unrefunded Balance, 5.13%, 6/1/24	25	25

California State Public Works Board Lease Revenue Bonds, Series A, Department of General Services, Buildings 8 & 9, 6.00%, 4/1/25	1,400	1,461

California State Public Works Board Lease Revenue Refunding Bonds, Series B, Various Community College Projects (AMBAC Insured), 5.63%, 3/1/16	1,000	1,001

California State Public Works Board Lease Revenue Refunding Bonds, Series H, Department of Corrections & Rehabilitation, 5.00%, 6/1/19	500	500

California State University Foundation Revenue Bonds, Series A, Sacramento Auxiliary (NATL-RE Insured), Prerefunded, 5.50%, 10/1/12	500	555

5.50%, 10/1/12	500	555

California State Various Purpose G.O. Unlimited Bonds, 5.00%, 6/1/24	5,000	5,022

5.75%, 4/1/31	9,930	10,218

California Statewide Communities Development Authority PCR Refunding Bonds, Series D, Southern California Education (FGIC Insured), 4.25%, Mandatory Put 11/1/16	500	504

California Statewide Communities Development Authority Revenue Bonds, Series A, East Campus Apartments LLC (ACA Insured), 5.63%, 8/1/34	1,000	928

Carlsbad Unified School District G.O. Unlimited Bonds, Series B, Election of 2006, 5.25%, 5/1/27	1,000	1,065

Carmichael Water District Revenue Refunding COP, 5.00%, 11/1/29	2,000	2,101

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	34	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 89.2% – continued

California – 89.0% – continued

Corona-Norca Unified School District G.O. Unlimited Bonds, Series C, Election 2006 (AGM Insured), 5.50%, 8/1/39	$500	$508

Cupertino Union School District G.O. Unlimited Bonds, Series D, Election 2001, 5.00%, 8/1/34 (2)	1,600	1,628

Desert Community College District Capital Appreciation G.O. Unlimited Bonds, Series C, Election 2004 (AGM Insured), 3.33%, 8/1/26 (1)	4,155	1,567

Desert Sands Unified School District G.O. Unlimited Bonds, Election 2001 (AMBAC Insured), 5.00%, 6/1/31	2,500	2,550

East Bay Municipal Utility District Water System Revenue Bonds, Build America Bonds, 5.87%, 6/1/40	5,000	5,066

El Dorado Irrigation District and Water Agency COP, Series A (Assured Guaranty Insured), 6.25%, 8/1/29	1,500	1,613

Fremont-Newark Community College District G.O. Unlimited Bonds, Series A (NATL-RE Insured), 5.38%, 8/1/19	750	797

Glendale Unified School District G.O. Unlimited Bonds, Series D, (NATL-RE Insured), 5.38%, 9/1/18	665	702

Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue Bonds, Series B, Enhanced Asset Backed, Prerefunded, 5.63%, 6/1/13	2,000	2,258

Hartnell Community College District G.O. Unlimited Bonds, Series B, Election of 2002 (AGM Insured), 5.00%, 6/1/31	1,820	1,830

Irvine Ranch Water District Refunding COP, 5.00%, 3/1/30	2,500	2,634

5.00%, 3/1/32	1,260	1,317

Lemoore Union High School District G.O. Unlimited Bonds (AMBAC Insured), 6.00%, 1/1/12	200	214

Long Beach Unified School District G.O. Unlimited Bonds, Series A, Election of 2008, 5.50%, 8/1/27	1,000	1,087

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 89.2% – continued

California – 89.0% – continued

Los Angeles Community College District G.O. Unlimited Bonds, Series A, Election 2001 (NATL-RE FGIC Insured), 5.00%, 8/1/32	$2,500	$2,530

Los Angeles Department of Water & Power Revenue Bonds, Subseries A-1, Power Systems (AMBAC Insured), 5.00%, 7/1/37	2,160	2,209

5.00%, 7/1/39	1,500	1,532

Los Angeles Harbor Department Revenue Bonds, Escrowed to Maturity, 7.60%, 10/1/18	30	36

Los Angeles Unified School District G.O. Unlimited Refunding Bonds, Series A-1 (NATL-RE Insured), 4.50%, 1/1/28	1,385	1,313

Los Angeles Wastewater System Revenue Refunding Bonds, Series A, 5.00%, 6/1/39	2,000	2,056

Modesto Irrigation District Capital Improvements COP, Series A, 5.75%, 10/1/29	1,500	1,624

6.00%, 10/1/39	2,000	2,159

Modesto Irrigation District Refunding COP, Series B, Capital Improvements Projects, 5.30%, 7/1/22	1,435	1,439

Monterey Peninsula Community College District Capital Appreciation G.O. Unlimited Bonds, Series C (AGM Insured), 3.23%, 8/1/26 (1)	3,690	1,403

Monterey Regional Water Pollution Control Agency Wastewater Revenue Bonds (AMBAC Insured), 5.00%, 6/1/24	1,025	1,055

Natomas Unified School District G.O. Unlimited Bonds, Series B, Election 2002 (NATL-RE FGIC Insured), 5.00%, 9/1/27	1,000	971

New Haven Unified School District G.O. Unlimited Refunding Bonds (AGM Insured), 5.75%, 8/1/20	320	349

Northern California Power Agency Revenue Bonds, Series A, 5.00%, 7/1/19 (2)	1,000	1,078

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	35	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 89.2% – continued

California – 89.0% – continued

Palomar Pomerado Health Capital Appreciation G.O. Unlimited Bonds, Series A, Election of 2004 (Assured Guaranty Insured), 1.73%, 8/1/38 (1)	$5,000	$3,019

Pasadena City Refunding COP, Series C, 4.75%, 2/1/38	2,500	2,458

Perris Unified High School District Capital Appreciation G.O. Unlimited Bonds, Series B (NATL-RE FGIC Insured), 3.04%, 9/1/26 (1)	1,000	354

Placentia-Yorba Linda Unified School District G.O. Unlimited Bonds, Series B, 2002 Election (NATL-RE FGIC Insured), 5.50%, 8/1/27	1,500	1,592

Poway Unified School Facilities Improvement District No. 2007-1 G.O. Unlimited Bonds, Series A Election 2008, 3.80%, 8/1/25 (1)	5,000	2,023

Rio Hondo Community College District G.O. Unlimited Bonds, Series A (NATL-RE Insured), Prerefunded, 5.25%, 8/1/14	2,000	2,313

Ross Elementary School District G.O. Unlimited Bonds, Election 2006 (NATL-RE Insured), 5.25%, 8/1/27	850	898

Sacramento County Sanitation District Financing Authority Revenue Bonds, Series A, 5.60%, 12/1/16	305	306

Sacramento County Sanitation District Financing Authority Revenue Refunding Bonds (AMBAC Insured), 5.00%, 12/1/27	1,500	1,508

San Diego County Water Authority Revenue COP, Series 2008 A (AGM Insured), 5.00%, 5/1/38	2,000	2,032

San Diego Public Facilities Financing Authority Sewer Revenue Bonds, Series A, 5.00%, 5/15/28	1,500	1,575

San Diego Regional Building Authority Lease Revenue Bonds, Series A, County Operations Center and Annex Redevelopment Project, 5.00%, 2/1/22	590	632

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 89.2% – continued

California – 89.0% – continued

San Diego Unified School District Capital Appreciation G.O. Unlimited Bonds, Series A, Election of 2008, 3.30%, 7/1/31 (1)	$5,000	$1,462

San Diego Unified School District G.O. Unlimited Refunding Bonds, Series D-1, Election 1998 (NATL-RE Insured), 5.50%, 7/1/25	2,000	2,322

San Francisco City & County Airport Commission International Airport Revenue Refunding Bonds, Second Series Issue 20 (NATL-RE Insured), 4.75%, 5/1/15	1,000	1,002

San Francisco City & County COP, Series B, Multiple Capital Improvement Projects, 4.75%, 4/1/30	2,500	2,403

4.75%, 4/1/35	5,000	4,622

San Francisco State Building Authority Lease Revenue Bonds, Series A, Department of General Services, 5.00%, 10/1/13	3,480	3,625

San Gabriel Unified School District G.O. Unlimited Bonds, Series A, Unrefunded Balance (AGM Insured), 5.38%, 8/1/19	200	217

5.38%, 8/1/20	225	244

San Jose Airport Revenue Bonds, Series A (NATL-RE FGIC Insured), 5.25%, 3/1/16	440	447

San Jose Unified School District Santa Clara County G.O. Unlimited Bonds, Series A (AGM Insured), 5.38%, 8/1/19	500	532

San Mateo County Joint Powers Financing Authority Revenue Refunding Bonds, Series A, Youth Service Campus, 5.00%, 7/15/36	1,300	1,304

San Mateo County Transit District Revenue Bonds, Series A (NATL-RE Insured), Prerefunded, 4.50%, 6/1/10	1,000	1,003

5.00%, 6/1/10	500	502

San Mateo County Transportation District Sales Tax Revenue Refunding Bonds, Series A (NATL-RE Insured), 4.75%, 6/1/28	1,000	1,030

San Mateo Joint Powers Financing Authority Lease Revenue Refunding Bonds, Series A, Capital Projects, 5.25%, 7/15/24	1,000	1,082

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	36	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 89.2% – continued

California – 89.0% – continued

Santa Monica Community College District Capital Appreciation G.O. Unlimited Bonds, Series C, Election 2004, 3.90%, 8/1/24 (1)	$3,200	$1,471

Santa Rosa Wastewater Revenue Refunding Bonds, Series A (NATL-RE FGIC Insured), 5.25%, 9/1/16	35	38

Sequoia Union High School District G.O. Unlimited Bonds, Series A, Election 2008, 5.00%, 7/1/30	2,040	2,054

5.00%, 7/1/32	1,000	989

Southern California Public Power Authority Revenue Bonds, Series B, Southern Transmission Project, 6.00%, 7/1/27	2,520	2,807

Torrance Hospital Revenue Bonds, Series A, Torrance Memorial Medical Center, 6.00%, 6/1/22	500	509

University of California Revenue Bonds, Series C (NATL-RE Insured), 4.75%, 5/15/31	1,000	1,000

Val Verde Unified School District G.O. Unlimited Bonds, Series A, 2008 Election, 5.25%, 8/1/27	2,500	2,587

Ventura County Community College District G.O. Unlimited Bonds, Series C, Election 2002, 5.50%, 8/1/33	2,065	2,165

Vista Unified School District G.O. Unlimited Bonds, Series A, Unrefunded Balance (AGM Insured), 5.38%, 8/1/16	100	108

5.38%, 8/1/17	190	205

Walnut Valley Unified School District G.O. Unlimited Refunding Bonds, Series A (NATL-RE Insured), 7.20%, 2/1/16	875	973

West Kern Community College District Capital Appreciation G.O. Unlimited Bonds, Series B, Election 2004 (XLCA Insured), 3.33%, 11/1/21 (1)	1,280	658

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 89.2% – continued

California – 89.0% – continued

Western Riverside County Water and Wastewater Financing Authority Revenue Bonds, Municipal Water Distribution Improvement Project (Assured Guaranty Insured), 5.13%, 9/1/29	$2,000	$2,069
		139,125

Virgin Islands – 0.2%

Virgin Islands PFA Revenue Bonds, Series A, Gross Receipts Tax Lien Note, 5.63%, 10/1/10	285	290
Total Municipal Bonds
(Cost $135,238)		139,415

SHORT-TERM INVESTMENTS – 9.8%

ABAG Finance Authority for Nonprofit Corps. Revenue VRDB, Series 2006-A, Elder Care Alliance (Sovereign Bank FSB LOC), 0.25%, 4/1/10	100	100

California PCF Authority Revenue Refunding VRDB, BP West Coast Productions LLC, 0.30%, 4/1/10	3,800	3,800

California State Department of Water Resources Power Supply Revenue VRDB, Series B-2 (BNP Paribas LOC), 0.28%, 4/1/10	400	400

California State Department of Water Resources Power Supply Revenue VRDB, Subseries G-1 (Bank of Nova Scotia LOC), 0.29%, 4/1/10	2,100	2,100

California State G.O. Unlimited VRDB, Series A-3 (Bank of Montreal LOC), 0.29%, 4/1/10	6,600	6,600

Orange County Apartment Development Revenue Refunding VRDB, WLCO LF Partners, Issue G, Series 2 (Fannie Mae Insured), 0.27%, 4/1/10	900	900

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	37	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA TAX-EXEMPT FUND continued	MARCH 31, 2010

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 9.8% – continued

Roseville California Electric System Revenue Refunding COP VRDB, Series A (Dexia Credit Local LOC), 0.30%, 4/1/10	$1,400	$1,400
Total Short-Term Investments
(Cost $15,300)		15,300

Total Investments – 99.0%
(Cost $150,538)		154,715
Other Assets less Liabilities – 1.0%		1,507
NET ASSETS – 100.0%		$156,222

(1)	Zero coupon bond reflects effective yield on the date of purchase.
(2)	When-Issued Security.

Percentages shown are based on Net Assets.

At March 31, 2010, the industry sectors (unaudited) for the California Tax-Exempt Fund were:

INDUSTRY SECTOR	% OF INVESTMENTS
General	16.1%
General Obligation	26.7
Higher Education	5.4
School District	19.0
Water	12.8
All other sectors less than 5%	20.0

Total	100.0%

At March 31, 2010, the credit quality distribution (unaudited) for the California Tax-Exempt Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	%
AAA	20.5%
AA	39.8
A	24.4
BBB	6.4
Not rated	0.1
Short-Term	8.8

Total	100.0%

*	Standard & Poor’s Rating Services

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the California Tax-Exempt Fund’s investments, which are carried at fair value, as of March 31, 2010:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
	(000s)	(000s)	(000s)	(000s)

Investments held by California Tax-Exempt Fund	$–	$154,715(1)	$–	$154,715

(1) Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	38	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

HIGH YIELD MUNICIPAL FUND	MARCH 31, 2010

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 94.0%

Alabama – 0.3%

Butler Industrial Development Board Solid Waste Disposal Revenue Refunding Bonds (AMT), Georgia-Pacific Corp. Project, 5.75%, 9/1/28	$1,000	$917

Camden Industrial Development Board Exempt Facilities Revenue Refunding Bonds, Series A, Weyerhaeuser Company, Prerefunded, 6.13%, 12/1/13	1,000	1,168
		2,085

Alaska – 0.1%

Alaska Industrial Development & Export Authority Community Provider Revenue Bonds, Boys & Girls Home, 5.88%, 12/1/27	1,500	1,118

Arizona – 3.7%

Arizona Health Facilities Authority Health Care Facilities Revenue Bonds, Beatitudes Campus Project, 5.20%, 10/1/37	2,800	2,109

Arizona Health Facilities Authority Hospital System Revenue Bonds, John C. Lincoln Health Network, Prerefunded, 6.88%, 12/1/10	1,000	1,061

Coconino County Pollution Control Corp. Revenue Bonds, Series A (AMT), Tucson Electric Power Co., 7.13%, 10/1/32	1,000	1,003

Flagstaff IDA Revenue Refunding Bonds, Northern Arizona Senior Living Community Project, 5.70%, 7/1/42	3,000	2,376

Glendale IDA Revenue Refunding Bonds, Midwestern University, 5.00%, 5/15/31	2,000	1,897

Maricopa County Pollution Control Corp. Various Revenue Refunding Bonds, Series A, Public Service Company of New Mexico Palo Verde Project, 6.25%, 1/1/38	4,000	4,123

Navajo County PCR Bonds, Series B, Arizona Public Service Company, 5.50%, Mandatory Put 6/1/14	2,000	2,125

Navajo County PCR Bonds, Series E, Arizona Public Service Company, 5.75%, Mandatory Put 6/1/16	3,250	3,384

Peoria IDA Revenue Refunding Bonds, Series A, Sierra Winds Life, 6.25%, 8/15/20	500	477

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 94.0% – continued

Arizona – 3.7% – continued

Pima County IDA Revenue Bonds, Tuscon Electric Power, 5.75%, 9/1/29	$5,000	$5,029

Salt River Project Agricultural Improvement & Power District Electric System Revenue Bonds, Series A, 5.00%, 1/1/33	3,000	3,145

5.00%, 1/1/38	3,000	3,117

		29,846

Arkansas – 0.1%

Little Rock Hotel & Restaurant Gross Receipts Refunding TRB, 7.38%, 8/1/15	500	570

California – 6.3%

California Educational Facilities Authority Revenue Bonds, Dominican University, 5.00%, 12/1/25	890	786

5.00%, 12/1/36	2,000	1,642

California Municipal Finance Authority COP, Community Hospitals of Central California Obligated Group, 5.50%, 2/1/39	2,000	1,767

California Municipal Finance Authority Revenue Bonds, Biola University, 5.88%, 10/1/34	1,000	1,027

California State Economic Recovery G.O. Unlimited Refunding Bonds, Series A, 5.00%, 7/1/20	4,000	4,345

California State Public Works Board Lease Revenue Bonds, Series C, Department of Corrections, 5.50%, 6/1/15	1,000	1,068

California State Various Purpose G.O. Unlimited Bonds, 5.75%, 4/1/31	2,500	2,572

6.00%, 4/1/38	2,500	2,633

California Statewide Communities Development Authority Revenue Bonds, Series A, California Baptist University, 5.50%, 11/1/38	2,000	1,572

Chula Vista IDR Bonds, Series D, San Diego Gas & Electric Company, 5.88%, 1/1/34	3,000	3,292

Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue Bonds, Series A, Enhanced Asset Backed, 5.00%, 6/1/45	2,000	1,716

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	39	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD MUNICIPAL FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 94.0% – continued

California – 6.3% – continued

Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue Bonds, Series A-5, Asset Backed, Prerefunded, 7.88%, 6/1/13	$500	$598

Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue Bonds, Series B, Enhanced Asset Backed, Prerefunded, 5.50%, 6/1/13	1,000	1,124

San Diego Public Facilities Financing Authority Sewer Revenue Bonds, Series A, 5.25%, 5/15/39	3,165	3,302

San Francisco City & County Airports Commission International Airports Revenue Bonds, Series E, 6.00%, 5/1/39	5,000	5,334

San Francisco City & County Public Utilities Commission Water Revenue Bonds, Series B, 5.00%, 11/1/39	5,000	5,110

Southern California Public Power Authority Revenue Bonds, Milford Wind Corridor Project-1, 5.00%, 7/1/30	6,000	6,167

University of California Revenue Bonds, Series O, 5.25%, 5/15/39	5,590	5,939
		49,994

Colorado – 2.4%

Colorado Health Facilities Authority Revenue Bonds, Portercare Adventist Health Hospital, Prerefunded, 6.50%, 11/15/11	500	550

Copperleaf Metropolitan District No. 2 G.O. Limited Bonds, 5.85%, 12/1/26	2,000	1,482

Denver City & County Airports System Revenue Bonds, Series A, 5.25%, 11/15/36	5,000	5,114

Denver City & County G.O. Unlimited Bonds, Series A, Better Denver & Zoo, 5.00%, 8/1/24	2,500	2,760

E-470 Public Highway Authority Revenue Bonds, Series C1 (NATL-RE Insured), 5.50%, 9/1/24	2,000	2,008

E-470 Public Highway Authority Revenue Bonds, Series D2 (NATL-RE Insured), 5.00%, Mandatory Put 9/2/13	2,000	2,114

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 94.0% – continued

Colorado – 2.4% – continued

Prairie Center Metropolitan District No. 3 Limited Property Tax Supported Primary G.O. Limited Bonds, Series A, 5.40%, 12/15/31	$2,700	$2,133

Stone Ridge Metropolitan District No. 2 G.O. Limited Bonds, Tax Convertible Unlimited, 7.25%, 12/1/31	3,500	2,850
		19,011

Delaware – 0.6%

Delaware State Economic Development Authority Revenue Refunding Bonds, Gas Facilities Delmarva Power & Light Company, 5.40%, 2/1/31(1)	5,000	5,031

District of Columbia – 0.6%

District of Columbia Revenue Bonds, Methodist Home Issue, 6.00%, 1/1/20	400	381

District of Columbia University Revenue Bonds, Series C, Georgetown University, 5.25%, Mandatory Put 4/1/23	3,500	3,611

Washington D.C. Metropolitan Area Transit Authority Gross Revenue Bonds, Series A, 5.13%, 7/1/32	1,000	1,049
		5,041

Florida – 8.2%

Broward County Airport Exempt Facility Revenue Bonds (AMT), Learjet, Inc. Project, 7.50%, 11/1/20	3,430	3,632

Broward County Airport System Revenue Refunding Bonds, Series O, 5.38%, 10/1/29	4,980	5,150

Capital Trust Agency Senior Air Cargo Revenue Bonds (AMT), Cargo Acquisition Companies Obligated Group Fort Lauderdale Project, 5.75%, 1/1/32	1,525	1,284

Citizens Property Insurance Corp. Senior Secured Revenue Bonds, Series A-1, High Risk Account, 5.25%, 6/1/17(1)	3,500	3,654

Crossings at Fleming Island Community Development District Special Assessment Revenue Refunding Bonds, Series C, 7.05%, 5/1/15	400	405

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	40	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 94.0% – continued

Florida – 8.2% – continued

Florida State Board of Education G.O. Unlimited Bonds, Series B, Capital Outlay 2008, 5.00%, 6/1/38	$5,000	$5,140

Florida State Municipal Power Agency All Requirements Revenue Bonds, Series A, 5.75%, 10/1/27	3,290	3,521

Halifax Hospital Medical Center & Improvement Revenue Refunding Bonds, Series A, 5.25%, 6/1/26	1,500	1,452

5.38%, 6/1/46	4,500	4,050

Highlands County Health Facilities Authority Revenue Bonds, Series A, Adventist Health System/Sunbelt, Prerefunded, 6.00%, 11/15/11	1,250	1,360

Hillsborough County IDA PCR Bonds, Series A, Tampa Electric Co. Project, 5.65%, 5/15/18	2,000	2,215

Hillsborough County IDA PCR Bonds, Series E, Tampa Electric Co. Project, 5.10%, 10/1/13	1,000	1,066

Islands at Doral III Community Development District Special Assessment Bonds, Series 2004-A, 5.90%, 5/1/35	945	683

Jacksonville Economic Development Commission Health Care Facilities Revenue Refunding Bonds, Series A, Florida Proton Therapy Institution, 6.00%, 9/1/17	2,730	2,774

Lee County IDA IDR Bonds, Series A, Lee County Community Charter School LLC Project, 5.25%, 6/15/27	2,000	1,564

5.38%, 6/15/37	2,000	1,463

Miami-Dade County Miami International Airport Aviation Revenue Bonds, Series A, 5.50%, 10/1/41	4,000	4,035

Orlando & Orange County Expressway Authority Revenue Bonds, Series A, 5.00%, 7/1/35	6,000	6,057

Orlando Utilities Commission System Revenue Refunding Bonds, Series B, 5.00%, 10/1/33	3,000	3,137

Reunion East Community Development District Special Assessment Bonds, 5.80%, 5/1/36	800	455

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 94.0% – continued

Florida – 8.2% – continued

Seminole Indian Tribe of Florida Special Obligation Revenue Bonds, Series A, 5.75%, 10/1/22(2) (3)	$1,000	$976

5.25%, 10/1/27(2) (3)	2,000	1,793

South Village Community Development District Capital Improvement Special Assessment Revenue Bonds, Series A, 5.70%, 5/1/35	955	645

Sterling Hill Community Development District Capital Improvement Special Assessment Revenue Bonds, Series B, 5.50%, 11/1/10	165	150

Tampa Bay Water A Regional Supply Authority Utility System Revenue Bonds, 5.00%, 10/1/38	6,000	6,222

Tern Bay Community Development District Capital Improvement Special Assessment Revenue Bonds, Series B, 5.00%, 5/1/15(4)	2,475	792

Verano Center Community Development District Special Assessment Bonds, Series B, District No. 1 Infrastructure Project, 5.00%, 11/1/12	700	470

Westchester Community Development District No. 1 Special Assessment Bonds, Community Infrastructure, 6.00%, 5/1/23	2,145	1,660
		65,805

Georgia – 4.2%

Athens-Clarke County Unified Government Water & Sewerage Revenue Bonds, 5.50%, 1/1/38	3,500	3,784

Atlanta Tax Allocation Bonds, Princeton Lakes Project, 5.50%, 1/1/31	1,035	885

Atlanta Water & Wastewater Revenue Bonds, Series A, 6.00%, 11/1/23	1,400	1,530

6.25%, 11/1/34	3,500	3,690

Effingham County IDA PCR Refunding Bonds, Georgia Pacific Corp. Project, 6.50%, 6/1/31	3,700	3,739

Georgia State G.O. Unlimited Refunding Bonds, Series I, 5.00%, 7/1/19	6,000	6,946

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	41	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD MUNICIPAL FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 94.0% – continued

Georgia – 4.2% – continued

Metropolitan Atlanta Rapid Transit Authority Sales TRB, 3rd Series, 5.25%, 7/1/36	$5,400	$5,775

Milledgeville-Baldwin County Development Authority Revenue Bonds, Georgia College & State University Foundation, Prerefunded, 6.00%, 9/1/14	3,500	4,172

Municipal Electric Authority of Georgia Project One Subordinated Revenue Bonds, Series D, General Resolution Project, 6.00%, 1/1/23	1,500	1,704

5.50%, 1/1/26	1,000	1,088
		33,313

Idaho – 0.4%

Madison County Hospital Revenue COP, 5.25%, 9/1/26	1,500	1,438

5.25%, 9/1/30	1,500	1,385
		2,823

Illinois – 5.0%

Illinois Development Finance Authority PCR Refunding Bonds, Series C-1, Central Illinois Public Service Company d/b/a AmerenCips, 5.95%, 8/15/26	3,000	2,902

Illinois Development Finance Authority Revenue Bonds, Series B, Midwestern University, Prerefunded, 6.00%, 5/15/11	500	536

Illinois Educational Facilities Authority Student Housing Revenue Bonds, Educational Advancement Fund University Center Project, Prerefunded, 6.25%, 5/1/12	750	838

Illinois Finance Authority Revenue Bonds, Series A, Elmhurst Memorial Healthcare, 5.63%, 1/1/37	5,000	4,590

Illinois Finance Authority Revenue Bonds, Series A, Illinois Institute of Technology, 5.00%, 4/1/20	3,000	2,931

Illinois Finance Authority Revenue Bonds, Series A, Landing at Plymouth Place Project, 6.00%, 5/15/37	1,250	1,004

Illinois Finance Authority Revenue Bonds, Series A, Montgomery Place Project, 5.75%, 5/15/38	2,950	2,380

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 94.0% – continued

Illinois – 5.0% – continued

Illinois Finance Authority Revenue Bonds, Series A, Provena Health, 6.00%, 5/1/28	$2,500	$2,462

7.75%, 8/15/34	3,500	3,993

Illinois Finance Authority Revenue Bonds, Series A, Three Crowns Park Plaza Project, 5.88%, 2/15/26	1,000	916

5.88%, 2/15/38	4,000	3,447

Illinois Finance Authority Revenue Bonds, Silver Cross Hospital & Medical Centers, 6.88%, 8/15/38	4,000	4,146

7.00%, 8/15/44	2,000	2,076

Illinois Finance Authority Revenue Refunding Bonds, Chicago Charter School Project, 5.00%, 12/1/36	3,000	2,550

Illinois Finance Authority Student Housing Revenue Refunding Bonds, Series A, Educational Advancement Fund, 5.25%, 5/1/34	4,485	3,685

Illinois Health Facilities Authority Revenue Bonds, Riverside Health System, Prerefunded, 6.00%, 11/15/12	1,000	1,123
		39,579

Indiana – 2.3%

Indiana Health & Educational Facilities Financing Authority Hospital Revenue Bonds, Community Foundation Northwest Indiana, 5.50%, 3/1/37	2,400	2,303

Indiana Health Facilities Financing Authority Hospital Revenue Bonds, Series A, Community Foundation Northwest Indiana, 6.00%, 3/1/34	1,000	1,016

Indiana Health Facilities Financing Authority Hospital Revenue Bonds, Series A, Community Foundation, Prerefunded, 6.38%, 8/1/11	375	406

Indiana Health Facilities Financing Authority Hospital Revenue Bonds, Series A, Community Foundation, Unrefunded Balance, 6.38%, 8/1/31	125	127

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	42	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 94.0% – continued

Indiana – 2.3% – continued

Indiana Municipal Power Agency Power Supply System Revenue Bonds, Series B, 6.00%, 1/1/39	$2,000	$2,130

Indiana State Finance Authority Environmental Various Revenue Bonds, Series B, Duke Energy Indiana, 6.00%, 8/1/39	2,000	2,152

North Manchester Revenue Bonds, Series A, Peabody Retirement Community Project, 7.25%, 7/1/33(4)	750	338

Petersburg PCR Bonds (AMT), Indianapolis Power & Light Company Project, 6.38%, 11/1/29	3,000	3,021

Rockport PCR Refunding Bonds, Series B, Indiana Michigan Power Company Project, 6.25%, Mandatory Put 6/2/14	3,265	3,682

Vigo County Hospital Authority Revenue Bonds, Union Hospital, Inc., 5.70%, 9/1/37(2) (3)	2,000	1,706

5.75%, 9/1/42(2) (3)	1,500	1,264
		18,145

Iowa – 1.0%

Des Moines Independent Community School District Infrastructure Revenue Bonds, 5.00%, 6/1/28	5,270	5,462

Iowa Finance Authority Retirement Community Revenue Bonds, Edgewater LLC Project, 6.75%, 11/15/37	3,000	2,707
		8,169

Louisiana – 1.7%

Louisiana Local Government Environmental Facilities & Community Development Authority Revenue Bonds, Westlake Chemical Corp. Projects, 6.75%, 11/1/32	3,000	3,093

Louisiana Local Government Environmental Facilities & Community Revenue Bonds, Series A, Woman’s Hospital Foundation, 5.88%, 10/1/40	5,000	4,805

St. John The Baptist Parish Revenue Bonds, Series A, Marathon Oil Corp., 5.13%, 6/1/37	6,000	5,549
		13,447

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 94.0% – continued

Maryland – 2.3%

Annapolis Special Obligation Tax Allocation Bonds, Series A, Park Place Project, 5.35%, 7/1/34	$1,000	$810

Anne Arundel County Special Obligation Tax Allocation Bonds, National Business Park Project, Prerefunded, 7.38%, 7/1/10	500	518

Howard County G.O. Unlimited Bonds, Series A, Consolidated Public Improvement, 5.00%, 2/15/18	3,925	4,548

Maryland State Economic Development Corp. Student Housing Revenue Bonds, University of Maryland, College Park Project, Prerefunded, 5.63%, 6/1/13	1,000	1,134

Maryland State G.O. Unlimited Refunding Bonds, Series C, State & Local Facilities Loan, 5.00%, 11/1/18	6,000	6,989

Maryland State Health & Higher Educational Facilities Authority Revenue Bonds, Series A, Mercy Medical Center, 5.00%, 7/1/37	2,750	2,447

Maryland State Health & Higher Educational Facilities Authority Revenue Bonds, Series A, Mercy Ridge, Prerefunded, 6.00%, 4/1/13	1,000	1,146

Maryland State Industrial Development Financing Authority Economic Development Revenue Bonds, Series A, Our Lady of Good Counsel School, 6.00%, 5/1/35	1,000	922
		18,514

Massachusetts – 1.7%

Massachusetts Bay Transportation Authority Sales TRB, Series A, 5.00%, 7/1/28	5,000	5,588

Massachusetts State Development Finance Agency Revenue Bonds, Hampshire College, 5.70%, 10/1/34	1,000	987

Massachusetts State Development Finance Agency Revenue Bonds, Series B, Briarwood, Prerefunded, 8.25%, 12/1/10	500	529

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	43	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD MUNICIPAL FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 94.0% – continued

Massachusetts – 1.7% – continued

Massachusetts State Development Finance Agency Solid Waste Disposal Revenue Refunding Bonds, Dominion Energy Brayton Point Issue, 5.75%, Mandatory Put 5/1/19	$2,000	$2,117

Massachusetts State Health & Educational Facilities Authority Revenue Bonds, Series E, Berkshire Health System, 6.25%, 10/1/31	500	507

Massachusetts State Turnpike Authority Revenue Bonds, Series A (FGIC-TCRS Insured), Escrowed to Maturity, 5.00%, 1/1/20	3,700	4,187
		13,915

Michigan – 1.8%

Flint Hospital Building Authority Revenue Refunding Bonds, Hurley Medical Center, 6.00%, 7/1/20	945	936

Michigan State Strategic Fund Limited Obligation Adjustable Rate Revenue Refunding Bonds, Series B-1, Dow Chemical Company Project, 6.25%, 6/1/14	4,000	4,466

Michigan Tobacco Settlement Finance Authority Tobacco Settlement Revenue Bonds, Senior Series A, 6.00%, 6/1/48	3,000	2,333

Royal Oak Hospital Finance Authority Hospital Revenue Bonds, William Beaumont Hospital, 8.25%, 9/1/39	2,000	2,369

Royal Oak Hospital Finance Authority Hospital Revenue Refunding Bonds, Series W, William Beaumont Hospital, 6.00%, 8/1/39	4,000	4,002
		14,106

Minnesota – 0.5%

Duluth Economic Development Authority Health Care Facilities Revenue Bonds, St. Luke’s Hospital, 7.25%, 6/15/32	750	753

Rochester Healthcare & Housing Revenue Refunding Bonds, Series A, Samaritan Bethany, Inc. Project, 7.38%, 12/1/41	3,500	3,598
		4,351

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 94.0% – continued

Mississippi – 1.1%

Mississippi Business Finance Corp. Gulf Opportunity Zone Revenue Bonds, Series A, South Mississippi Electric Power Association Refunding Project, 5.00%, 5/1/37	$6,000	$5,819

Mississippi Development Bank Special Obligation Revenue Bonds, Harrison County Highway Construction (NATL-RE FGIC Insured), 5.00%, 1/1/16	3,000	3,268
		9,087

Missouri – 1.4%

Grundy County IDA Health Facilities Revenue Bonds, Wright Memorial Hospital, 6.45%, 9/1/29	2,530	2,540

6.75%, 9/1/34	1,750	1,762

Manchester Tax Increment & Transportation Tax Allocation Revenue Refunding Bonds, Highway 141/Manchester Road Project, 6.00%, 11/1/25	4,000	3,960

Saint Louis County IDA Senior Living Facilities Revenue Bonds, Series A, Saint Andrews Residence for Seniors, 6.38%, 12/1/41	3,005	2,637
		10,899

Montana – 0.5%

Forsyth PCR Refunding Bonds, Series A, Portland General Electric Company, 5.00%, 5/1/33	4,000	4,039

New Hampshire – 0.5%

New Hampshire State Business Finance Authority Revenue Bonds, Series A, Elliot Hospital Obligation Group (G.O. Of Hospital), 6.13%, 10/1/39	4,000	4,019

New Jersey – 1.9%

New Jersey Economic Development Authority Revenue Bonds, Cigarette Tax, 5.75%, 6/15/29	4,000	3,834

New Jersey Health Care Facilities Financing Authority Revenue Bonds, St. Josephs Healthcare System, 6.00%, 7/1/18	600	616

6.63%, 7/1/38	4,000	4,051

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	44	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 94.0% – continued

New Jersey – 1.9% – continued

New Jersey State Educational Facilities Authority Revenue Bonds, Series D, Fairleigh Dickinson University, 6.00%, 7/1/25	$1,000	$1,026

New Jersey State Turnpike Authority Revenue Bonds, Series H, 5.00%, 1/1/36	2,000	2,056

Tobacco Settlement Financing Corp. Revenue Bonds, Prerefunded, 6.75%, 6/1/13	500	583

Tobacco Settlement Financing Corp. Revenue Bonds, Series 1A, 5.00%, 6/1/41	5,000	3,220
		15,386

New Mexico – 0.9%

New Mexico State G.O. Unlimited Bonds, Capital Projects, 5.00%, 3/1/18	6,000	6,916

New York – 6.8%

Chautauqua County Industrial Development Agency Exempt Facilities Revenue Bonds, NRG Dunkirk Power Project, 5.88%, 4/1/42	5,700	5,748

Long Island Power Authority Electric Systems Revenue Bonds, Series B, 5.25%, 12/1/14	3,000	3,402

Metropolitan Transportation Authority Dedicated Tax Fund Revenue Bonds, Series A (NATL-RE FGIC Insured), 5.25%, 11/15/14	1,695	1,923

Metropolitan Transportation Authority Dedicated Tax Fund Revenue Bonds, Series B, 5.25%, 11/15/27	5,000	5,310

New York City Municipal Water Finance Authority Water & Sewer Revenue Bonds, Series GG-2, Second General Resolution, 5.25%, 6/15/40	4,455	4,749

New York City Transitional Finance Authority Revenue Refunding Bonds, Series A-1, Future Tax Secured, 5.00%, 11/1/14	2,000	2,279

New York Liberty Development Corp. Revenue Bonds, Series A, National Sports Museum Project, 6.13%, 2/15/19(4)	2,200	7

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 94.0% – continued

New York – 6.8% – continued

New York State Dormitory Authority Non State Supported Debt Revenue Bonds, Orange Regional Medical Center, 6.13%, 12/1/29	$3,235	$3,164

6.25%, 12/1/37	2,000	1,902

New York State Dormitory Authority Non State Supported Debt School District Revenue Bonds, Series C, Financing Program (State Aid Withholding), 5.00%, 10/1/21	5,000	5,412

New York State Environmental Facilities Corp. State Clean Water & Drinking Revenue Bonds, Series A, 5.25%, 6/15/27	4,000	4,430

New York State Thruway Authority Personal Income TRB, Series A, 5.00%, 3/15/27	4,000	4,269

Triborough Bridge & Tunnel Authority Revenue Bonds, Series C (G.O. of Authority), 5.00%, 11/15/38	4,460	4,630

Westchester County G.O. Unlimited Bonds, Series B, 5.00%, 6/1/18	6,000	7,042
		54,267

North Carolina – 2.8%

Guilford County G.O. Unlimited Refunding Bonds, Series D, 5.00%, 8/1/18(1)	5,000	5,783

North Carolina Capital Facilities Finance Agency Revenue Bonds, Series B, Duke University Project, 5.00%, 10/1/38	5,000	5,206

North Carolina Eastern Municipal Power Agency Power System Revenue Bonds, Series A, 5.50%, 1/1/26	670	715

North Carolina Eastern Municipal Power Agency Power System Revenue Bonds, Series B, 5.00%, 1/1/26	4,000	4,128

North Carolina Eastern Municipal Power Agency Power System Revenue Refunding Bonds, Series F, 5.38%, 1/1/13	1,000	1,094

North Carolina Medical Care Commission Health Care Facilities Revenue Bonds, Series A, First Mortgage-Deerfield, Episcopal Retirement Community, 6.13%, 11/1/38	2,000	1,964

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	45	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD MUNICIPAL FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 94.0% – continued

North Carolina – 2.8% – continued

North Carolina Municipal Power Agency No. 1 Catawba Electric Revenue Bonds, Series A, 5.50%, 1/1/13	$1,000	$1,106

5.00%, 1/1/30	1,000	1,030

North Carolina Municipal Power Agency No. 1 Catawba Electric Revenue Refunding Bonds, Series A, 5.25%, 1/1/17	1,500	1,702
		22,728

Ohio – 3.7%

American Municipal Power-Ohio, Inc., Revenue Bonds, Series A, Prairie State Energy Campus Project, 5.25%, 2/15/25	5,000	5,355

Buckeye Tobacco Settlement Financing Authority Asset Backed Revenue Bonds, Series A-2, 5.75%, 6/1/34	5,000	3,857

6.50%, 6/1/47	1,000	780

Ohio State Air Quality Development Authority PCR Refunding Bonds, Series 2009-B, FirstEnergy Generation Corp. Project, 5.25%, Mandatory Put 3/1/11	1,000	1,030

Ohio State Air Quality Development Authority Revenue Bonds, Series E, Ohio Valley Electric Corp., 5.63%, 10/1/19	5,000	5,189

Ohio State Air Quality Development Authority Revenue Refunding Bonds, Series A, FirstEnergy Nuclear Generation Corp. Project, 5.75%, Mandatory Put 6/1/16	1,000	1,097

Ohio State Air Quality Development Authority Revenue Refunding Bonds, Series B, Columbus Southern Power Corp. Project, 5.80%, 12/1/38	3,300	3,421

Ohio State Higher Educational Facility Commission Revenue Bonds, Series C, Xavier University, 5.75%, 5/1/28	3,000	3,216

Toledo-Lucas County Port Authority Revenue Refunding Bonds, CSX Transportation, Inc. Project, 6.45%, 12/15/21	5,075	5,653
		29,598

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 94.0% – continued

Oklahoma – 0.4%

Langston Economic Development Authority Student Housing Revenue Bonds, Series A, Langston Community Development Corp., Prerefunded, 7.75%, 8/1/10	$500	$521

Oklahoma Development Finance Authority Hospital Revenue Bonds, Great Plains Regional Medical Center Project, 5.13%, 12/1/36	2,840	2,515
		3,036

Oregon – 0.4%

Oregon Health Sciences University Revenue Bonds, Series A, 5.75%, 7/1/39	3,250	3,503

Pennsylvania – 6.8%

Allegheny County Hospital Development Authority Revenue Bonds, Series 2007-A, West Penn Allegheny Health System, 5.00%, 11/15/28	4,000	3,182

Allegheny County Redevelopment Authority Tax Allocation Revenue Bonds, Pittsburgh Mills Project, 5.60%, 7/1/23	2,000	1,717

Beaver County IDA PCR Refunding Bonds, Series C (AMT), FirstEnergy Generation Corp. Project, 7.13%, Mandatory Put 6/1/11	2,000	2,097

Butler County Hospital Authority Revenue Bonds, Butler Health System Project, 7.13%, 7/1/29	3,000	3,374

Carbon County IDA Revenue Refunding Bonds (AMT), Panther Creek Partners Project, 6.65%, 5/1/10	475	475

Clarion County IDA Water Facilities Various Revenue Refunding Bonds, American Water Company, 5.50%, 12/1/39	3,000	3,049

Lancaster County Hospital Authority Revenue Bonds, Series A, Brethren Village Project, 6.50%, 7/1/40	1,450	1,364

Lycoming County Authority Health System Revenue Bonds, Series A, Susquehanna Health Systems Project, 5.75%, 7/1/39	4,000	3,966

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	46	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 94.0% – continued

Pennsylvania – 6.8% – continued

Pennsylvania Economic Development Financing Authority Exempt Facilities Revenue Bonds, Series A (AMT), Amtrak Project, 6.13%, 11/1/21	$1,400	$1,433

6.38%, 11/1/41	2,000	2,027

Pennsylvania Economic Development Financing Authority Exempt Facilities Revenue Bonds, Series A (AMT), Reliant Energy, 6.75%, 12/1/36	1,840	1,841

Pennsylvania Economic Development Financing Authority Exempt Facilities Revenue Bonds, Series A, Exelon Generation Company, 5.00%, Mandatory Put 6/1/12	1,000	1,057

Pennsylvania Economic Development Financing Authority Exempt Facilities Revenue Bonds, Series B (AMT), Reliant Energy, 6.75%, 12/1/36	3,520	3,521

Pennsylvania Economic Development Financing Authority Sewage Sludge Disposal Revenue Bonds, Philadelphia Biosolids Facilities, 6.25%, 1/1/32	2,000	2,054

Pennsylvania Economic Development Financing Authority Water Facilities Revenue Bonds, Pennsylvania American Water Co. Project, 6.20%, 4/1/39	2,000	2,129

Pennsylvania State G.O. Unlimited Bonds, Second Series, 5.00%, 4/15/20	5,000	5,680

Pennsylvania State Higher Educational Facilities Authority Revenue Bonds, Edinboro University, 5.88%, 7/1/38	1,400	1,345

Pennsylvania State Higher Educational Facilities Authority Revenue Bonds, Series A, Philadelphia University, 5.25%, 6/1/32	1,250	1,137

Pennsylvania State Higher Educational Facilities Authority Revenue Bonds, Widener University, 5.40%, 7/15/36	750	747

Pennsylvania State Higher Educational Facilities Authority Student Housing Revenue Bonds, Series A, Student Association, Inc. Project, 6.75%, 9/1/32	490	465

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 94.0% – continued

Pennsylvania – 6.8% – continued

Pennsylvania State Turnpike Commission Revenue Bonds Subseries D, 5.13%, 12/1/40	$5,000	$5,036

Philadelphia Hospitals & Higher Education Facilities Authority Hospital Revenue Refunding Bonds, Series A, Temple University Health Systems, 5.50%, 7/1/30	3,000	2,662

Philadelphia Water & Wastewater Revenue Bonds, Series A, 5.25%, 1/1/36	2,975	3,040

Washington County Redevelopment Authority Tax Allocation Revenue Bonds, Series A, Victory Centre Project - Tanger Outlet Development, 5.45%, 7/1/35	1,000	820
		54,218

Rhode Island – 0.7%

Rhode Island Health & Educational Building Corp. Higher Education Facilities Revenue Bonds, Series A, Brown University, 5.00%, 9/1/39	5,000	5,272

South Carolina – 0.8%

Lancaster County Special Assessment Revenue Bonds, Series B, Edenmoor Improvement District, 5.38%, 12/1/16	1,740	645

South Carolina State Public Service Authority Revenue Refunding Bonds, Series A, 5.00%, 1/1/28	5,000	5,365
		6,010

Tennessee – 0.2%

Sumner County Health Educational & Housing Facilities Board Revenue Refunding & Improvement Bonds, Series A, Sumner Regional Health Systems, Inc., 5.50%, 11/1/37	3,000	1,947

Texas – 12.6%

Austin Convention Center Revenue Bonds, Series A, Convention Enterprise, Inc., First Tier, Prerefunded, 6.70%, 1/1/11	700	733

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	47	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD MUNICIPAL FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 94.0% – continued

Texas – 12.6% – continued

Brazos County Health Facilities Development Corp. Franciscan Services Corp. Revenue Bonds, Obligated Group, 5.38%, 1/1/32	$2,545	$2,445

Brazos River Authority PCR Refunding Bonds, Series A (AMT), Texas Utilities Electric Co. Project, 7.70%, 4/1/33	2,285	1,476

Brazos River Authority PCR Refunding Bonds, Series A (AMT), TXU Electric Co. Project, 8.25%, 10/1/30	2,500	1,765

Comal County Health Facilities Development Revenue Bonds, Series A, McKenna Memorial Project, Prerefunded, 6.13%, 2/1/13	3,000	3,405

Cypress-Fairbanks Independent School District G.O. Unlimited Refunding Bonds (PSF Gtd.), 5.00%, 2/15/35	4,000	4,186

Dallas County Flood Control District No. 1 G.O. Unlimited Refunding Bonds, 7.25%, 4/1/32	1,000	1,042

Dallas Waterworks & Sewer System Revenue Refunding Bonds (AMBAC Insured), 5.00%, 10/1/16	6,000	6,881

Dickinson Independent School District G.O. Unlimited Bonds (PSF Gtd.), 5.00%, 2/15/27	3,460	3,663

Grand Prairie Independent School District G.O. Unlimited Bonds, Series A, School Building (PSF Gtd.), 5.00%, 2/15/37	3,540	3,660

Greenville Electric Utility System Revenue Refunding & Improvement Bonds, 5.00%, 2/15/35	5,000	4,978

Harris County Toll Road Authority Revenue Bonds, Series A, Senior Lien, 5.00%, 8/15/31	2,500	2,600

HFDC of Central Texas, Inc. Retirement Facilities Revenue Bonds, Series A, Legacy of Willow Bend, 5.75%, 11/1/36	3,000	2,342

Houston Industrial Development Corp. Revenue Bonds (AMT), Air Cargo, 6.38%, 1/1/23	500	464

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 94.0% – continued

Texas – 12.6% – continued

Lower Colorado River Authority Revenue Refunding Bonds, 5.63%, 5/15/39	$3,000	$3,154

Lufkin Health Facilities Development Corp. Health Systems Revenue Bonds, Memorial Health Systems East Texas, 5.50%, 2/15/37	1,320	1,175

Lufkin Health Facilities Development Corp. Health Systems Revenue Refunding Bonds, Memorial Health Systems East Texas, 6.25%, 2/15/37	2,500	2,465

Matagorda County Navigation District No. 1 Collateralized Revenue Refunding Bonds, Centerpoint Energy Houston Electric, LLC Project, 5.60%, 3/1/27	3,000	3,068

Matagorda County Navigation District No. 1 PCR Refunding Bonds, Series A, Central Power & Light Co. Project, 6.30%, 11/1/29	1,000	1,082

Mission Economic Development Corp. Solid Waste Disposal Revenue Bonds (AMT), Waste Management, Inc. Project, 6.00%, Mandatory Put 8/1/13	2,000	2,211

Mission Economic Development Corp. Solid Waste Disposal Revenue Bonds, Series A (AMT), Allied Waste N.A., Inc. Project, 5.20%, 4/1/18	3,500	3,510

Pharr Sanitary Juan Alamo Independent School District G.O. Unlimited Bonds, School Building (PSF Gtd.), 5.00%, 2/1/38	5,240	5,456

Sabine River Authority PCR Refunding Bonds, Series B, TXU Energy Co. LLC Project, 6.15%, 8/1/22	500	305

Sam Rayburn Municipal Power Agency Revenue Refunding Bonds, 6.00%, 10/1/21	500	513

San Antonio Electric & Gas Revenue Refunding Bonds, 5.00%, 2/1/26	4,535	4,870

San Antonio G.O. Limited Refunding Bonds, General Improvement, 5.00%, 2/1/18	5,480	6,271

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	48	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 94.0% – continued

Texas – 12.6% – continued

Tarrant County Cultural Education Facilities Finance Corp. Retirement Facilities Revenue Bonds, Air Force Village Obligated Group Project, 5.13%, 5/15/37	$3,000	$2,474

6.38%, 11/15/44	1,000	968

Tarrant County Cultural Education Facilities Finance Corp. Retirement Facilities Revenue Bonds, Series A, Mirador Project, 8.13%, 11/15/39	5,000	4,920

Texas Private Activity Bond Surface Transportation Corp. Revenue Bonds, Senior Lien, NTE Mobility Partners LLC North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	6,000	6,239

Travis County Health Facilities Development Corp. Revenue Bonds, Westminster Manor Project, 7.00%, 11/1/30	1,000	1,000

7.13%, 11/1/40	2,000	2,001

Tyler Health Facilities Development Corp. Hospital Revenue Refunding & Improvement Bonds, Series A, East Texas Medical Center, 5.38%, 11/1/37	4,300	3,934

University of Texas Permanent Fund Revenue Refunding Bonds, Series B, 5.25%, 7/1/28	5,000	5,789
		101,045

Virginia – 3.0%

Charles City & County IDA Solid Waste Disposal Facilities Revenue Bonds (AMT), Waste Management, Inc. Project, 6.25%, Mandatory Put 4/1/12	500	537

Chesapeake Hospital Authority Facilities Revenue Refunding Bonds, Series A, Chesapeake General Hospital, 5.25%, 7/1/18	1,500	1,590

Chesterfield County Economic Development Authority PCR Refunding Bonds, Series A, Virginia Electric & Power, 5.00%, 5/1/23	1,000	1,068

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 94.0% – continued

Virginia – 3.0% – continued

Fairfax County Economic Development Authority Residential Care Facilities Mortgage Revenue Bonds, Goodwin House, Inc., 5.13%, 10/1/37	$2,000	$1,868

5.13%, 10/1/42	1,000	918

Richmond Public Utilities Revenue Bonds, 5.00%, 1/15/35	4,000	4,218

5.00%, 1/15/40	2,000	2,097

Tobacco Settlement Financing Corp. Asset Backed Revenue Bonds, Prerefunded, 5.63%, 6/1/15	4,530	5,282

Tobacco Settlement Financing Corp. Revenue Bonds, Senior Series B1, 5.00%, 6/1/47	1,000	671

Virginia State Public School Authority Revenue Bonds, Series B1, School Financing 1997 (State Aid Withholding), 5.00%, 8/1/28	3,345	3,633

Virginia State Public School Authority Revenue Refunding Bonds, Series C, School Financing (State Aid Withholding), 5.00%, 8/1/23	2,000	2,230

West Point IDA Solid Waste Disposal Revenue Bonds, Series A (AMT), Chesapeake Corp. Project, 6.38%, 3/1/19(4)	1,575	16

West Point IDA Solid Waste Disposal Revenue Refunding Bonds, Series B, Chesapeake Corp. Project, 6.25%, 3/1/19(4)	1,680	17
		24,145

Washington – 3.4%

FYI Properties Lease Revenue Bonds, Washington State District Project, 5.50%, 6/1/39	3,000	3,174

King County G.O. Limited Bonds, Tax Sewer, 5.13%, 1/1/36	5,000	5,286

Snohomish County School District No. 201 G.O. Unlimited Bonds (School Board Guaranty), 5.25%, 12/1/21	5,000	5,672

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	49	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD MUNICIPAL FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 94.0% – continued

Washington – 3.4% – continued

Washington State Health Care Facilities Authority Revenue Bonds, Central Washington Health Services Association, 6.25%, 7/1/24	$2,820	$3,000

7.00%, 7/1/39	3,500	3,753

Washington State Housing Finance Commission Nonprofit Revenue Bonds, Series A, Skyline at First Hill Project, 5.25%, 1/1/17	2,000	1,746

5.63%, 1/1/27	1,000	754

Washington State Various Purpose G.O. Unlimited Bonds, Series E, 5.00%, 2/1/28	3,850	4,122
		27,507

Wisconsin – 1.2%

Green Bay Redevelopment Authority IDR Bonds (AMT), Fort James Project, 5.60%, 5/1/19	2,000	1,916

Wisconsin State Health & Educational Facilities Authority Revenue Bonds, Series A, Beaver Dam Community Hospitals, 6.75%, 8/15/34	1,000	988

Wisconsin State Health & Educational Facilities Authority Revenue Bonds, Series A, St. John Communities, Inc., 7.63%, 9/15/39	750	785

Wisconsin State Health & Educational Facilities Authority Revenue Bonds, Vernon Memorial Healthcare, Inc. Project, 5.10%, 3/1/25	1,000	922

5.25%, 3/1/35	2,650	2,323

Wisconsin State Health & Educational Facilities Authority Revenue Refunding Bonds, Divine Savior Healthcare, 5.00%, 5/1/32	3,155	2,579
		9,513

Wyoming – 1.7%

Sweetwater County PCR Refunding Bonds, Idaho Power Corp. Project, 5.25%, 7/15/26	4,740	4,974

Sweetwater County Solid Waste Disposal Revenue Refunding Bonds (AMT), FMC Corp. Project, 5.60%, 12/1/35	4,005	3,766

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 94.0% – continued

Wyoming – 1.7% – continued

Wyoming Municipal Power Supply Agency Revenue Bonds, Series A, 5.00%, 1/1/42	$5,020	$4,910
		13,650
Total Municipal Bonds
(Cost $760,926)		751,648
	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 6.4%

Northern Institutional Funds – Tax-Exempt Portfolio(5) (6)	51,215,175	$51,215
Total Investment Companies
(Cost $51,215)		51,215

Total Investments – 100.4%
(Cost $812,141)		802,863

Liabilities less Other Assets – (0.4)%		(3,084)
NET ASSETS – 100.0%		$799,779

(1)	When-Issued Security.
(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly sold without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers, or if not available in accordance with procedures established by the Trustees of Northern Funds.
(3)	Restricted security that has been deemed illiquid. At March 31, 2010, the value of these restricted illiquid securities amounted to approximately $5,739,000 or 0.7% of net assets. Additional information on each restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000s)

Seminole Indian Tribe of Florida Special Obligation Revenue Bonds, Series A, 5.75%, 10/1/22	9/27/07	$1,039

5.25%, 10/1/27	9/27/07-12/12/07	1,909

Vigo County Hospital Authority Revenue Bonds, Union Hospital, Inc., 5.70%, 9/1/37	7/15/08-7/25/08	1,748

5.75%, 9/1/42	6/27/07-1/21/10	1,408

(4)	Issuer has defaulted on terms of debt obligation.
(5)	Investment in affiliated Portfolio. Northern Trust Investments, N.A. is an investment adviser of the Fund and an investment adviser to the Northern Institutional Funds.

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	50	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

(6)	The Fund had approximately $51,215,000 of net purchases in the Tax-Exempt Portfolio of the Northern Institutional Funds during the fiscal year ended March 31, 2010.

Percentages shown are based on Net Assets.

At March 31, 2010, the industry sectors (unaudited) for the High Yield Municipal Fund were:

INDUSTRY SECTOR	% OF INVESTMENTS
Development	5.9%
Financials	6.4
General	7.4
General Obligation	9.3
Higher Education	8.0
Medical	13.0
Nursing Homes	5.7
Pollution	9.2
Power	8.6
Transportation	5.5
All other sectors less than 5%	21.0

Total	100.0%

At March 31, 2010, the credit quality distribution (unaudited) for the High Yield Municipal Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	%
AAA	15.1%
AA	17.1
A	24.1
BBB	24.6
BB	4.2
B	0.3
CCC	0.5
Not rated	9.5
Short-Term	4.6

Total	100.0%

*	Standard & Poor’s Rating Services

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the High Yield Municipal Fund’s investments, which are carried at fair value, as of March 31, 2010:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)		LEVEL 3 (000s)	TOTAL (000s)

Municipal Bonds	$–	$751,648	(1)	$–	$751,648

Investment Companies	51,215	–		–	51,215
Total Investments	$51,215	$751,648		$–	$802,863

(1)	Classifications as defined in the Schedule of Investments.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	BALANCE AS OF 3/31/09 (000s)	NET REALIZED GAIN(LOSS) (000s)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) (000s)	NET PURCHASES (SALES) (000s)	NET TRANSFERS IN AND/OR OUT OF LEVEL 3 (000s)		BALANCE AS OF 3/31/10 (000s)

Municipal Bonds	$4,031	$–	$1,296	$412		$(5,739)	$–

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	51	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 85.3%

Alaska – 1.2%

Anchorage Alaska G.O. Unlimited Tax Anticipation Notes, 1.00%, 12/29/10	$20,000	$20,093

Arizona – 3.6%

Arizona School Facilities Board COP, 5.25%, 9/1/23	10,000	10,667

Arizona School Facilities Board COP, Series A-1 (NATL-RE FGIC Insured), 5.00%, 9/1/15	2,665	2,947

Arizona State Transportation Board Excise TRB, Maricopa County Regional Area, 5.25%, 7/1/20	10,000	11,415

Arizona State Transportation Board Highway Revenue Bonds, Series A, 5.00%, 7/1/32	5,000	5,265

Maricopa County Community College District G.O. Unlimited Bonds, Series C, 4.00%, 7/1/21	2,000	2,084

Phoenix Civic Improvement Corp. Transit Excise TRB, Light Rail Project (AMBAC Insured), 5.00%, 7/1/17	5,000	5,487

Rio Nuevo Multipurpose Facilities District Excise TRB, Sub Lien, (Assured Guaranty Insured), 5.75%, 7/15/18	4,725	5,411

Salt River Project Agricultural Improvement & Power District Electric System Revenue Bonds, Series A, 5.00%, 1/1/37	16,165	16,685
		59,961

California – 8.8%

Alvord Unified School District G.O. Unlimited Refunding Bonds, Series A (AGM-CR NATL-RE Insured), 5.90%, 8/1/30	2,450	2,788

Bay Area Tollway Bridge Authority Revenue Bonds, Series F-1, San Francisco Bay Area, 5.00%, 4/1/34	5,000	5,091

California Educational Facilities Authority Revenue Bonds, Series A, University of Southern California, 5.25%, 10/1/38	2,500	2,668

California Housing Finance Agency Revenue Bonds, Series A (AMT) (AGM Insured), 4.50%, 2/1/20	5,000	4,642

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 85.3% – continued

California – 8.8% – continued

California Housing Finance Agency Revenue Bonds, Series J (AMT), 4.95%, 8/1/22	$6,070	$5,645

California State G.O. Unlimited Bonds, Prerefunded, 5.75%, 5/1/10	390	396

5.75%, 5/1/10	50	51

California State G.O. Unlimited Bonds, Unrefunded Balance, 5.75%, 5/1/30	135	136

California State G.O. Unlimited Bonds, Unrefunded Balance (AMBAC Insured), 5.00%, 10/1/18	75	75

California State G.O. Unlimited Refunding Bonds, 5.00%, 8/1/20	500	512

6.25%, 11/1/34	5,000	5,404

California State Various Purpose G.O. Unlimited Bonds, 6.00%, 11/1/35	5,000	5,291

Colton Joint Unified School District G.O. Unlimited Bonds, Series A (NATL-RE FGIC Insured), 5.38%, 8/1/26	2,500	2,568

Contra Costa Water District Revenue Refunding Bonds, Series O (AMBAC Insured), 5.00%, 10/1/29	3,060	3,153

El Dorado Irrigation District COP, Series A (Assured Guaranty Insured), 5.75%, 8/1/39	5,000	5,191

Fontana Unified School District G.O. Unlimited Bonds, Series B, Election 2006 (AGM Insured), 3.47%, 8/1/31(1)	5,000	1,299

Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue Bonds, Series A, Enhanced Asset Backed (AMBAC Insured), 5.00%, 6/1/21	2,000	1,975

Long Beach Harbor Revenue Refunding Bonds, Series A (AMT) (NATL-RE Insured), 5.00%, 5/15/21	1,000	1,017

Los Angeles Community College District G.O. Unlimited Bonds, Series E, 2003 Elections (AGM Insured), 5.00%, 8/1/22	4,035	4,272

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	52	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 85.3% – continued

California – 8.8% – continued

Los Angeles County Metropolitan Transportation Authority Sales Refunding TRB, Series B, Proposition A First Tier Senior (AGM Insured), 5.25%, 7/1/16	$10,000	$10,616

Los Angeles County Sanitation Districts Financing Authority Revenue Bonds, Series A, Capital Project (AGM Insured), 5.00%, 10/1/21	4,000	4,274

Los Angeles Department of Airports Revenue Bonds, Series A, 5.25%, 5/15/22	4,650	5,141

5.00%, 5/15/34	2,000	2,041

Los Angeles Wastewater System Subordinate Revenue Refunding Bonds, Series A (NATL-RE Insured), 5.00%, 6/1/27	15,000	15,209

Menlo Park G.O. Unlimited Bonds, 5.25%, 8/1/27	1,000	1,057

Metropolitan Water District of Southern California Waterworks Revenue Bonds, Series A, 5.00%, 7/1/32	5,000	5,213

Port Oakland Revenue Bonds, Series K (AMT) (NATL-RE FGIC Insured), Prerefunded, 5.75%, 5/1/10	15	15

Port Oakland Revenue Bonds, Series K (AMT), Unrefunded Balance (NATL-RE FGIC Insured), 5.75%, 11/1/15	2,070	2,074

San Bernardino Community College District G.O. Unlimited Bonds, Series B, Election of 2008, 2.39%, 8/1/48(1)	15,000	1,210

San Bernardino Community College District G.O. Unlimited Bonds, Series C, Election 2002 (AGM Insured), 5.00%, 8/1/31	5,000	5,095

San Diego Certificates Undivided Interest Revenue Bonds, Water Utility Fund Net System (NATL-RE FGIC Insured), 4.75%, 8/1/28	5,000	5,000

San Francisco Bay Area Rapid Transit District G.O. Unlimited Bonds, Series B, Election of 2004, 5.00%, 8/1/35	5,000	5,234

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 85.3% – continued

California – 8.8% – continued

San Francisco City & County International Airports Commission Revenue Bonds, Series E, 5.25%, 5/1/32	$2,500	$2,606

San Mateo Foster City School District Convertible Capital Appreciation G.O. Unlimited Bonds, Election of 2008, 2.44%, 8/1/32(1)	1,470	665

Sequoia Union High School District G.O. Unlimited Bonds, Series B, Election 2008, 5.00%, 7/1/32	4,980	5,057

5.00%, 7/1/34	3,525	3,558

Sequoia Union High School District G.O. Unlimited Refunding Bonds (AGM Insured), 5.00%, 7/1/22	1,100	1,154

Southern California Public Power Authority Revenue Bonds, Series B, Southern Transmission Project, 6.00%, 7/1/27	5,000	5,570

University of California General Revenue Bonds, Series J (AGM Insured), 4.50%, 5/15/35	9,000	8,706

University of California General Revenue Bonds, Series Q, 5.25%, 5/15/27	2,500	2,712

University of California Revenue Bonds, Series Q, Multiple Purpose Projects (AGM Insured), Prerefunded, 5.00%, 9/1/11	1,000	1,069
		145,450

Colorado – 2.0%

Colorado State Education Loan Program Tax and Revenue Anticipation Notes (State Aid Withholding), 1.50%, 8/12/10	20,000	20,079

Denver City & County Excise Refunding TRB, Series A (Assured Guaranty Insured), 6.00%, 9/1/23	5,550	6,221

Denver City & County School District No. 1 G.O. Unlimited Refunding Bonds, Series A (NATL-RE FGIC Insured State Aid Withholding), 5.50%, 12/1/22	5,000	5,960
		32,260

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	53	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 85.3% – continued

Connecticut – 0.4%

Connecticut State G.O. Unlimited Build America Bonds, 5.63%, 12/1/29	$6,750	$6,953

District of Columbia – 1.3%

District of Columbia Water & Sewer Authority Public Utility Revenue Bonds, Series A, 6.00%, 10/1/35	5,000	5,604

5.50%, 10/1/39	7,500	8,052

Metropolitan Washington Airports Authority System Revenue Bonds, Series A (AMT) (NATL-RE Insured), 5.00%, 10/1/35	5,000	4,873

Metropolitan Washington Airports Authority System Revenue Bonds, Series C, 5.00%, 10/1/28	2,000	2,095
		20,624

Florida – 6.2%

Broward County School Board COP, Series A (AGC-ICC FGIC Insured), 5.00%, 7/1/20	9,105	9,591

Citizens Property Insurance Corp. Revenue Bonds, Secured Series A-1, High Risk Account, 5.25%, 6/1/17 (2)	12,000	12,530

Citizens Property Insurance Corp. Revenue Notes, Secured Series A-2, High Risk Account, 4.50%, 6/1/10	10,000	10,067

Crossings at Fleming Island Community Development District Special Assessment Revenue Refunding Bonds, Series C, 7.05%, 5/1/15	200	202

Dade County Seaport G.O. Unlimited Refunding Bonds (NATL-RE Insured), 6.50%, 10/1/10	400	412

Florida State Board of Education Capital Outlay 2007 G.O. Unlimited Bonds, Series E, 5.00%, 6/1/23	4,780	5,253

Florida State Board of Education Capital Outlay G.O. Unlimited Refunding Bonds, Series D, 5.50%, 6/1/17	10,000	11,630

Florida State Board of Public Education Capital Outlay 2005 G.O. Unlimited Bonds, Series E, 4.63%, 6/1/27	5,090	5,187

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 85.3% – continued

Florida – 6.2% – continued

Florida State Department of Transportation Right of Way G.O. Unlimited Bonds, 5.25%, 7/1/37	$5,000	$5,266

Florida State Municipal Power Agency All Requirements Power Revenue Bonds, Series A, 5.25%, 10/1/19	5,000	5,565

Gainesville Utilities System Revenue Bonds, Series A (AGM Insured), Prerefunded, 5.00%, 10/1/15	5,000	5,782

Gainesville Utilities Systems Revenue Bonds, Series A, 5.25%, 10/1/15	1,065	1,181

5.25%, 10/1/16	1,120	1,242

Lee County Transportation Facilities Revenue Refunding Bonds, Series A (AMBAC Insured), 5.50%, 10/1/14	900	959

Marco Island Utility System Revenue Bonds (NATL-RE Insured), 5.25%, 10/1/15	2,520	2,724

Miami-Dade County Aviation Revenue Bonds (AMT), Miami International Airport (NATL-RE FGIC Insured), 5.75%, 10/1/20	1,950	1,992

Miami-Dade County Aviation Revenue Refunding Bonds, Series D (AMT), Miami International Airport (NATL-RE Insured), 5.25%, 10/1/18	1,645	1,679

Miami-Dade County Expressway Authority Toll System Revenue Bonds, Series B (NATL-RE FGIC Insured), 5.25%, 7/1/25	2,525	2,600

Miami-Dade County School Board COP, Series A (BHAC-CR FSA-CR AMBAC Insured), 5.00%, 11/1/31	2,500	2,559

Miami-Dade County Water & Sewer System Revenue Refunding Bonds, Series B (AGM Insured), 5.25%, 10/1/20	3,000	3,335

5.25%, 10/1/22	2,500	2,761

Osceola County Infrastructure Sales Surtax Revenue Bonds (AMBAC Insured), 5.38%, 10/1/21	1,000	1,057

Palm Beach County G.O. Unlimited Refunding Bonds, Series B, 6.50%, 7/1/10	250	254

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	54	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 85.3% – continued

Florida – 6.2% – continued

Palm Coast Utility System Revenue Bonds (NATL-RE Insured), 5.25%, 10/1/21	$1,000	$1,057

South Florida Water Management District Special Obligation Limited Acquisition Revenue Refunding Bonds (AMBAC Insured), 5.25%, 10/1/13	1,250	1,398

Sunrise Utility System Revenue Refunding Bonds, Series A (AMBAC Insured), 5.50%, 10/1/15	5,890	6,530
		102,813

Georgia – 4.3%

Athens-Clarke County Union Government Water & Sewer Revenue Bonds, 5.50%, 1/1/38	10,000	10,813

Fulton County Facilities Corp. COP, Fulton County Public Purpose Project (AMBAC Insured), Prerefunded, 5.50%, 11/1/10	6,500	6,757

Georgia State G.O. Unlimited Refunding Bonds, Series I, 5.00%, 7/1/17	5,000	5,797

5.00%, 7/1/18	5,000	5,793

5.00%, 7/1/20	20,000	23,257

Gwinnett County Water & Sewerage Authority Revenue Bonds, Series A (County Guaranteed), 4.00%, 8/1/27	7,000	7,081

Metropolitan Atlanta Rapid Transit Authority Sales TRB, Third Series, 5.25%, 7/1/36	10,000	10,694
		70,192

Hawaii – 1.3%

Hawaii State Airports System Revenue Refunding Bonds, Series B (AMT) (NATL-RE FGIC Insured), 6.00%, 7/1/20	5,000	5,067

Hawaii State G.O. Unlimited Refunding Bonds, Series DR, 5.00%, 6/1/17	10,000	11,375

Hawaii State G.O. Unlimited Refunding Bonds, Series DT, 5.00%, 11/1/18	5,000	5,711
		22,153

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS 85.3% – continued

Illinois – 5.7%

Chicago Midway Airport Revenue Bonds, Series B (AGM Insured), 5.38%, 1/1/18	$2,625	$2,714

5.38%, 1/1/19	2,765	2,859

5.25%, 1/1/20	2,915	2,970

Chicago Midway Airport Revenue Bonds, Series B (NATL-RE Insured), 5.00%, 1/1/31	2,000	1,959

Chicago O’Hare International Airport Revenue Bonds, Series A, General Airport Third Lien (NATL-RE Insured), 5.25%, 1/1/26	5,000	5,155

Chicago O’Hare International Airport Revenue Bonds, Series B (AGM Insured), 5.00%, 1/1/19	5,000	5,376

Chicago O’Hare International Airport Revenue Refunding Bonds, (AMT) General Airport Second Lien (AMBAC Insured), 5.50%, 1/1/18	5,000	5,061

Illinois Educational Facilities Authority Adjustable Med Term Revenue Bonds, Field Museum of Natural History Project, 4.60%, Mandatory Put 11/1/15	4,250	4,473

Illinois Educational Facilities Authority Student Housing Revenue Bonds, Educational Advancement Fund University Center Project, Prerefunded, 6.00%, 5/1/12	750	835

Illinois State Build Illinois Revenue Bonds, Series A, 4.25%, 6/15/25	2,065	2,000

Illinois State G.O. Unlimited Bonds (NATL-RE FGIC Insured), 5.38%, 6/1/24	2,000	2,020

Illinois State G.O. Unlimited Bonds, 1st Series (NATL-RE Insured), Prerefunded, 5.70%, 6/1/10	4,000	4,036

Illinois State G.O. Unlimited Refunding Bonds (AGM Insured), 5.00%, 1/1/23	13,460	14,115

Illinois State Sales TRB, 5.25%, 6/15/23	9,735	10,266

Illinois State Toll Highway Authority Senior Priority Revenue Bonds, Series A (AGM Insured), 5.00%, 1/1/18	10,000	10,875

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	55	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX - EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 85.3% – continued

Illinois – 5.7% – continued

Metropolitan Pier & Exposition Authority Dedicated State TRB, McCormick Place Expansion (AGM-CR FGIC Insured), 5.50%, 12/15/24	$3,000	$3,040

Metropolitan Pier & Exposition Authority Dedicated State TRB, Series A, McCormick Place Expansion (NATL-RE Insured), 5.25%, 6/15/42	5,000	5,052

Regional Transportation Authority Revenue Bonds, Series A (NATL-RE FGIC Insured G.O. of Authority), 6.00%, 7/1/33	10,000	11,434
		94,240

Indiana – 0.8%

Indiana Municipal Power Agency Power Supply System Revenue Bonds, Series A (NATL-RE Insured), 5.00%, 1/1/42	5,000	4,929

Indiana University Revenue Bonds, Series R, Student Fee (AMBAC Insured), 5.00%, 8/1/17	5,745	6,465

Merrillville Multi School Building Corp. Revenue Bonds, First Mortgage (State Aid Withholding), 5.25%, 7/15/26	1,000	1,053
		12,447

Iowa – 0.2%

Des Moines Independent Community School District School Infrastructure Revenue Bonds, 5.00%, 6/1/22	2,900	3,099

Kansas – 0.7%

Kansas State Department of Transportation Highway Revenue Refunding Bonds, Series A, 5.00%, 9/1/16	2,900	3,346

Wichita Hospital Improvement Facilities Revenue Refunding Bonds, Series III, 5.25%, 11/15/15	1,385	1,441

6.25%, 11/15/18	1,600	1,666

Wichita Water & Sewer Utility Revenue Bonds (NATL-RE FGIC Insured), 5.25%, 10/1/18	4,000	4,310
		10,763

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 85.3% – continued

Louisiana – 0.9%

Louisiana State Gas and Fuels TRB, Series A (AGM Insured), 5.00%, 5/1/31	$14,850	$15,288

Maryland – 2.2%

Maryland State Department of Transportation Revenue Bonds, 4.00%, 6/15/23	3,610	3,708

Maryland State Department of Transportation Revenue Bonds, Consolidated Second Issue, 4.00%, 9/1/21	5,000	5,214

Maryland State Department of Transportation Revenue Bonds, Consolidated Series, 4.00%, 5/15/21	2,000	2,093

4.00%, 5/15/23	11,745	12,046

Maryland State G.O. Unlimited Refunding Bonds, State & Local Facilities Loan, Series C, 5.00%, 11/1/19	5,250	6,105

Washington Suburban Sanitation District G.O. Unlimited Bonds, Public Construction Improvement, 4.13%, 6/1/23	6,605	6,892
		36,058

Massachusetts – 5.0%

Boston G.O. Unlimited Bonds, Series B (State Aid Withholding), 4.00%, 4/1/20 (2)	10,000	10,671

Massachusetts Bay Transportation Authority Assessment Revenue Bonds, Series A, 5.25%, 7/1/30	10,000	11,437

Massachusetts Bay Transportation Authority Sales Refunding TRB, Series B, 5.25%, 7/1/22	10,000	11,709

Massachusetts State G.O. Limited Bonds, Series C, Construction Loans, Prerefunded, 5.75%, 10/1/10	5,000	5,122

Massachusetts State G.O. Unlimited Bonds, Series B, 5.00%, 11/1/16	1,000	1,142

Massachusetts State Health & Educational Facilities Authority Revenue Bonds, Series A, Harvard University (G.O. of Institution), 5.00%, 12/15/25	3,000	3,365

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	56	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 85.3% – continued

Massachusetts – 5.0% – continued

Massachusetts State Health & Educational Facilities Authority Revenue Bonds, Series J1, Partners Healthcare System, 5.25%, 7/1/29	$5,000	$5,192

Massachusetts State School Building Authority Dedicated Sales TRB, Series A (AGM Insured), 5.00%, 8/15/22	15,000	16,028

Massachusetts State Water Pollution Abatement Revolving Trust Fund Revenue Bonds, Series 14, 5.00%, 8/1/26	10,000	10,993

Massachusetts State Water Pollution Abatement Trust Pool Program Revenue Bonds, Series 12, 4.38%, 8/1/31	3,785	3,756

Massachusetts State Water Pollution Abatement Trust Revenue Refunding Bonds, New Bedford Program, Series A (NATL-RE FGIC Insured), 4.75%, 2/1/26	3,000	3,001
		82,416

Minnesota – 1.8%

Minneapolis & St Paul Metropolitan Airports Commission Revenue Refunding Bonds, Senior Series B (AMT), 5.00%, 1/1/22	2,500	2,510

Minnesota State G.O. Unlimited Bonds, Unrefunded Balance, 5.25%, 11/1/19	470	514

Minnesota State Housing Finance Agency SFM Revenue Bonds, Series A (NATL-RE Insured), 5.35%, 7/1/17	370	383

Minnesota State Various Purpose G.O. Unlimited Refunding Bonds, Series H, 5.00%, 11/1/17	6,000	6,948

Minnesota State Various Purpose G.O. Unlimited Refunding Bonds, Series K, 5.00%, 11/1/19	6,850	7,928

Northern Municipal Power Agency Electric System Revenue Refunding Bonds, Series A (Assured Guaranty Insured), 5.00%, 1/1/14	10,000	11,052
		29,335

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 85.3% – continued

Mississippi – 0.4%

Jackson State University Educational Building Corp. Revenue Bonds, Campus Facilities Project (AGM Insured), 5.00%, Mandatory Put 3/1/15	$5,425	$6,181

Mississippi Home Corp. SFM Revenue Bonds, Series C-2 (AMT) (GNMA/FNMA/FHLMC Insured), 5.40%, 6/1/38	75	79
		6,260

Missouri – 0.7%

Bi-State Development Agency Missouri- Illinois District Revenue Bonds, Series B, Metrolink Cross County Project (AGM Insured), 5.25%, 10/1/15	11,200	12,228

Nebraska – 0.3%

Lincoln Electric System Revenue Bonds, 5.00%, 9/1/31	5,500	5,636

Nevada – 0.7%

Nevada State Capital Improvement & Cultural Affairs G.O. Limited Bonds, Series C, 5.00%, 6/1/21	8,000	8,529

Washoe County Highway Motor Vehicle Fuel TRB, 4.75%, 2/1/21	3,400	3,532
		12,061

New Jersey – 3.0%

Garden State Preservation Trust Open Space and Farmland Revenue Bonds, 2005 Series A (AGM Insured), 5.75%, 11/1/28	10,000	12,160

New Jersey Environmental Infrastructure Trust Revenue Bonds, Series A, 4.00%, 9/1/23	6,450	6,639

New Jersey Health Care Facilities Financing Authority Revenue Bonds, Atlantic City Medical, Prerefunded, 6.25%, 7/1/12	445	493

New Jersey State Higher Education Student Loan Assistance Authority Revenue Bonds, Series A, 5.38%, 6/1/24	2,500	2,624

5.50%, 6/1/27	5,000	5,219

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	57	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 85.3% – continued

New Jersey – 3.0% – continued

New Jersey State Transportation Trust Fund Authority Capital Appreciation Revenue Bonds, Series A, Transportation Systems, 3.65%, 12/15/26 (1)	$10,000	$3,962

3.46%, 12/15/29 (1)	6,200	2,021

New Jersey State Transportation Trust Fund Authority Revenue Bonds, Series A, Transportation System, 5.50%, 12/15/22	10,000	11,134

New Jersey State Transportation Trust Fund Authority Revenue Bonds, Series A, Transportation System (AGM Insured), 4.00%, 12/15/17	5,000	5,003
		49,255

New York – 10.3%

Long Island Power Authority Electric System Revenue Bonds, Series A, 6.25%, 4/1/33	5,000	5,750

Metropolitan Transportation Authority Revenue Refunding Bonds, Series A (AMBAC Insured), 5.50%, 11/15/18	5,000	5,405

Metropolitan Transportation Authority Dedicated Tax Fund Revenue Bonds, Series A (FGIC Insured), Prerefunded, 6.13%, 4/1/10	3,815	3,815

New York City G.O. Unlimited Bonds, Series A, Prerefunded, 6.00%, 5/15/10	305	310

New York City G.O. Unlimited Bonds, Series A, Unrefunded Balance, 6.00%, 5/15/19	30	30

New York City Municipal Water Finance Authority Water & Sewer System Revenue Bonds, Series B, 5.00%, 6/15/22	4,000	4,275

New York City Transitional Finance Authority Subordinate TRB, Series F-3, 3.07%, 2/1/15	2,295	2,294

New York State Dormitory Authority Non State Supported Debt Revenue Bonds, Series A, New York University, 5.25%, 7/1/34	3,000	3,206

New York State Dormitory Authority Non State Supported Debt Revenue Bonds, Series B, School District Financing Program (Assured Guarantee State-Aid Withholding), 5.25%, 10/1/23	5,000	5,508

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 85.3% – continued

New York – 10.3% – continued

New York State Dormitory Authority State Personal Education Income TRB, Series B, 5.75%, 3/15/36	$12,480	$14,050

New York State Dormitory Authority State Personal Education Income TRB, Series C, 5.00%, 3/15/17	10,000	11,371

New York State Dormitory Authority State Personal Income TRB, Series A, 5.25%, 2/15/23	1,000	1,113

New York State Environmental Facilities Corp. State Clean Water & Drinking Revenue Bonds, Series A, Revolving Funds, Unrefunded Balance, 6.00%, 6/15/16	1,315	1,321

New York State Environmental Facilities Corp. State Clean Water & Drinking Revenue Bonds, Series B, Revolving Funds, Municipal Water Project, 5.25%, 6/15/15	1,000	1,082

New York State Environmental Facilities Corp. State Clean Water & Drinking Revenue Bonds, Series C, Revolving Funds, Municipal Water Finance, 5.00%, 6/15/25	5,000	5,428

New York State Environmental Facilities Corp. State Personal Income TRB, Series A, 5.25%, 12/15/26	10,000	10,980

New York State Local Government Assistance Corp. Revenue Refunding Bonds, Series E (AGM-CR Insured G.O. of Corp.), 5.00%, 4/1/21	5,000	5,692

New York State Local Government Assistance Corp. Revenue Refunding Bonds, Series C (NATL-RE-IBC Insured G.O. of Corp.), 5.50%, 4/1/17	4,425	5,188

New York State Municipal Bond Bank Agency Special School Purpose Revenue Bonds, Series C (State-Aid Withholding), 5.25%, 6/1/17	10,000	10,739

New York State Thruway Authority State Personal Income TRB, Series A, Transportation, 5.25%, 3/15/21	5,000	5,555

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	58	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 85.3% – continued

New York – 10.3% – continued

New York State Urban Development Corp. Purpose Subordinate Lien Revenue Bonds (HUD 236 Insured G.O. of Corp.), 5.50%, 7/1/16	$1,160	$1,164

New York State Urban Development Corp. Revenue Refunding Bonds, Series D, 5.38%, 1/1/22	1,850	2,027

New York State Urban Development Corp. State Personal Income TRB, Series C, 5.00%, 12/15/16	3,000	3,430

Sales Tax Asset Receivable Corp. Revenue Bonds, Series A (AMBAC Insured), 5.00%, 10/15/32	4,235	4,384

Sales Tax Asset Receivable Corp. Revenue Bonds, Series A (NATL-RE Insured), 5.25%, 10/15/19	5,100	5,650

5.00%, 10/15/24	2,000	2,164

Tobacco Settlement Financing Corp. Revenue Bonds, Asset-Backed Series B-1C, 5.25%, 6/1/13	1,820	1,826

5.50%, 6/1/15	5,000	5,035

5.50%, 6/1/17	4,500	4,702

5.50%, 6/1/18	5,000	5,374

5.50%, 6/1/19	2,500	2,702

5.50%, 6/1/20	5,000	5,341

Triborough Bridge & Tunnel Authority General Purpose Revenue Bonds, Series A (G.O. of Authority), Prerefunded, 4.75%, 1/1/16	5,000	5,673

Triborough Bridge & Tunnel Authority Revenue Bonds, Series C (G.O. of Authority), 5.00%, 11/15/26	5,000	5,380

Triborough Bridge & Tunnel Authority Revenue Refunding Bonds (NATL-RE Insured), 5.50%, 11/15/21	5,000	5,789

Triborough Bridge & Tunnel Authority, General Revenue Refunding Bonds, Series B, (G.O. of Authority), 5.00%, 11/15/32	5,000	5,109
		168,862

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 85.3% – continued

North Carolina – 0.7%

North Carolina Eastern Municipal Power Agency Power System Revenue Refunding Bonds, Series A (Assured Guaranty Insured), 5.25%, 1/1/19	$5,000	$5,420

North Carolina Municipal Power Agency No. 1 Catawba Electric Revenue Refunding Bonds, Series A, 5.25%, 1/1/20	2,000	2,177

North Carolina State G.O. Unlimited Refunding Bonds, Series A, 5.00%, 3/1/17	3,000	3,466
		11,063

Ohio – 0.9%

Akron G.O. Limited Bonds, Prerefunded, 5.75%, 12/1/10	1,000	1,046

Cleveland City Airport System Revenue Bonds, Series A (AMBAC Insured), 5.00%, 1/1/23	2,000	2,045

Ohio Housing Finance Agency Mortgage Revenue Bonds, Series C (AMT), Residential Mortgage-Backed Securities (Collateralized by GNMA Securities), 5.15%, 3/1/13	450	456

Ohio State G.O. Unlimited Refunding Bonds, Series A, Higher Education, 5.00%, 8/1/21	5,885	6,683

Ohio State Water Development Authority Pollution Control Loan Fund Revenue Bonds, Series A, Water Quality, 1.25%, 6/1/10	4,000	4,006

Ohio State Water Development Authority Pollution Control Revenue Bonds, Series B, Loan Fund, Unrefunded Balance, 5.00%, 6/1/23	935	953
		15,189

Oregon – 2.0%

Hillsboro School District No. 1J Washington Multnomah & Yamhill Counties G.O. Unlimited Bonds, West Union (NATL-RE Insured), 5.00%, 6/15/21	12,745	13,915

Oregon State Department of Administrative Services Refunding COP, Series D, 5.00%, 11/1/11	4,070	4,344

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	59	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 85.3% – continued

Oregon – 2.0% – continued

Oregon State Department of Transportation Highway User Tax Revenue Refunding Bonds, Series C, Senior Lien, 5.00%, 11/15/20	$10,000	$11,091

Portland Airport Way Urban Renewal & Redevelopment Tax Increment Tax Allocation Bonds, Series A (AMBAC Insured), Prerefunded, 6.00%, 6/15/10	3,450	3,525
		32,875

Pennsylvania – 4.6%

Pennsylvania Economic Development Financing Authority Exempt Facilities Revenue Bonds, Series A (AMT), Amtrak Project, 6.13%, 11/1/21	1,200	1,229

Pennsylvania Housing Finance Agency SFM Revenue Bonds, Series 100A (AMT), 5.10%, 10/1/22	3,000	3,046

Pennsylvania State G.O. Unlimited Second Refunding Bonds, 5.00%, 7/1/20	10,000	11,477

Pennsylvania State G.O. Unlimited Tax Anticipation Notes, 1.50%, 6/30/10	33,650	33,747

Pennsylvania State Higher Education Assistance Agency Revenue Bonds, Capital Acquisition (NATL-RE Insured G.O. of Agency), Prerefunded, 6.00%, 12/15/10	1,815	1,871

6.13%, 12/15/10	1,925	1,986

Pennsylvania State Turnpike Commission Oil Franchise Refunding TRB, Series A (AMBAC Insured), 5.00%, 12/1/19	5,075	5,479

Pennsylvania State Turnpike Commission Subordinate Revenue Bonds, Series B, 5.25%, 6/1/39	11,390	11,605

Philadelphia City G.O. Unlimited Refunding Bonds, Series A (AGM Insured), 5.00%, 8/1/18	5,000	5,399
		75,839

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 85.3% – continued

Puerto Rico – 0.3%

Puerto Rico Sales Tax Financing Corp. Revenue Bonds, First Subordinate Series A, 6.38%, 8/1/39	$5,000	$5,567

South Carolina – 2.7%

Piedmont Municipal Power Agency Electric Revenue Bonds, Series 04, Unrefunded Balance (BHAC-CR MBIA Insured), 5.38%, 1/1/25	5,000	5,367

Piedmont Municipal Power Agency Electric Revenue Refunding Bonds, Series A-3 (Assured Guaranty Insured), 5.00%, 1/1/17	2,250	2,473

Richland County School District No. 1 G.O. Unlimited Bonds, Series B (SCSDE Insured), 4.45%, 3/1/26	6,150	6,316

Richland County School District No. 2 G.O. Unlimited Bonds, Series A (SCSDE Insured), 5.00%, 2/1/22	10,000	11,194

5.00%, 2/1/23	2,500	2,782

South Carolina State Public Service Authority Revenue Bonds, Series A, Santee Cooper, 5.50%, 1/1/38	5,000	5,411

South Carolina Transportation Infrastructure Bank Revenue Refunding Bonds, Series A (BHAC-CR AMBAC Insured), 5.00%, 10/1/22	10,000	10,691
		44,234

Tennessee – 0.3%

Memphis-Shelby County Airport Authority Revenue Bonds, Series D (AMT) (AMBAC Insured), 6.25%, 3/1/15	700	709

Shelby County G.O. Unlimited Refunding Bonds, 5.00%, 4/1/16	3,000	3,432
		4,141

Texas – 7.0%

Austin Independent School District G.O. Unlimited Bonds, 4.50%, 8/1/25	3,985	4,124

Dallas Area Rapid Transit Sales Refunding TRB, Senior Lien (AMBAC Insured), 5.00%, 12/1/21	3,000	3,262

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	60	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 85.3% – continued

Texas – 7.0% – continued

Dallas Area Rapid Transit Sales TRB, Senior Lien, 4.75%, 12/1/30	$2,500	$2,541

Dallas-Fort Worth International Airport Joint Revenue Bonds, Series A (AMT) (NATL-RE Insured), 5.50%, 11/1/20	1,000	1,036

Ennis Independent School District Capital Appreciation G.O. Unlimited Refunding Bonds (PSF Gtd.), Prerefunded, 3.18%, 8/15/10 (1)	2,225	785

Ennis Independent School District Capital Appreciation G.O. Unlimited Refunding Bonds, Unrefunded Balance (PSF Gtd.), 3.18%, 8/15/26 (1)	1,140	396

Frisco Independent School District Building G.O. Unlimited Bonds (PSF Gtd.), 6.50%, 8/15/14	1,535	1,719

Harris County G.O. Limited Refunding Bonds, Series C, Prerefunded, 5.75%, 10/1/18	4,260	5,141

Lower Colorado River Authority Revenue Refunding and Improvement Bonds, Series A, 6.50%, 5/15/37	10,000	10,801

Lower Colorado River Authority Revenue Refunding Bonds, 5.50%, 5/15/33	2,000	2,119

Lower Colorado River Authority Revenue Refunding Bonds, Series B, Unrefunded Balance (AGM Insured), 6.00%, 5/15/10	8,720	8,780

Panhandle Regional Multifamily Housing Finance Agency Corp. Revenue Bonds, Series A (Collateralized by GNMA Securities), 6.50%, 7/20/21	500	536

Sam Rayburn Municipal Power Agency Revenue Refunding Bonds, 6.00%, 10/1/16	1,000	1,050

6.00%, 10/1/21	1,250	1,282

San Antonio Electric & Gas System Revenue Bonds, Junior Lien, 3.63%, Mandatory Put 12/1/10	10,000	10,219

Spring Independent School District G.O. Unlimited Schoolhouse Bonds, (FGIC Insured), 5.00%, 8/15/25	4,680	4,835

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 85.3% – continued

Texas – 7.0% – continued

Texas Municipal Power Agency Revenue Refunding Bonds, Sub Lien (NATL-RE FGIC ), 4.40%, 9/1/11	$5,000	$5,014

Texas State G.O. Unlimited Bonds, Series II-A, Veterans Housing Assistance Program Fund, 5.25%, 12/1/23	3,000	3,404

Texas State Tax & Revenue Anticipation Notes, 2.50%, 8/31/10	25,000	25,229

Texas State Transportation Commission Revenue Bonds, Series A, First Tier, 5.00%, 4/1/23	10,000	10,747

University of Texas Premium University Fund Revenue Bonds, Series B, Unrefunded Balance, 4.75%, 7/1/30	10,000	10,184

University of Texas Revenue Bonds, Series B, Financing System, 5.25%, 8/15/15	1,030	1,202
		114,406

Utah – 0.9%

Utah State G.O. Unlimited Bonds, Series A, 5.00%, 7/1/20	12,000	13,555

Utah State Municipal Power Agency Electric System Revenue Refunding Bonds, Series A (AMBAC Insured), 5.00%, 7/1/11	1,000	1,049
		14,604

Virgin Islands – 0.0%

Virgin Islands PFA Revenue Bonds, Series A, Gross Receipts Taxes Lien Note, 5.63%, 10/1/10	190	194

Virginia – 1.8%

Hampton Public Improvement G.O. Limited Refunding Bonds, Series A, 5.00%, 1/15/21	1,000	1,132

Virginia College Building Authority Educational Facilities Revenue Bonds, 21st Century Build America Bonds, 3.88%, 2/1/17	3,675	3,646

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	61	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 85.3% – continued

Virginia – 1.8% – continued

Virginia College Building Authority Educational Facilities Revenue Bonds, Series A, 21st Century College & Equipment, 5.00%, 2/1/21	$11,180	$12,495

Virginia Housing Development Authority Homeownership Mortgage Revenue Bonds, Series A, 3.65%, 3/1/18	2,200	2,215

3.70%, 9/1/18	4,280	4,315

Virginia State Housing Development Authority Commonwealth Mortgage Revenue Bonds, Series E – Subordinate Series E-1 (AMT) (G.O. of Authority), 4.00%, 4/1/10	5,100	5,100
		28,903

Washington – 2.1%

Central Puget Sound Regional Transit Authority Sales & Use TRB, Series A, 5.00%, 11/1/36	10,000	10,331

Pierce County School District No. 403 G.O. Unlimited Refunding Bonds (NATL-RE School Board Guaranty), Prerefunded, 5.13%, 6/1/11	6,140	6,465

Washington State Board Community & Technology Colleges COP, Series F, 4.70%, 7/1/26	2,240	2,282

Washington State G.O. Unlimited Bonds, Series 2010B, Motor Vehicle Fuel, 5.00%, 8/1/32	5,000	5,286

Washington State Various Purpose G.O. Unlimited Bonds, Series 2010A, 5.00%, 8/1/31	10,000	10,612
		34,976

West Virginia – 0.2%

Putnam County Board Education Public School G.O. Unlimited Bonds, 4.00%, 5/1/25	3,640	3,635
Total Municipal Bonds
(Cost $1,379,524)		1,404,073

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 14.7%

Northern Institutional Funds – Tax-Exempt Portfolio (3) (4)	242,400,133	$242,400
Total Investment Companies
(Cost $242,400)		242,400

Total Investments – 100.0%
(Cost $1,621,924)		1,646,473

Liabilities less Other Assets – 0.0%		(368)
NET ASSETS – 100.0%		$1,646,105

(1)	Zero coupon bond reflects effective yield on the date of purchase.
(2)	When-Issued Security.
(3)	Investment in affiliated Portfolio. Northern Trust Investments, N.A. is an investment adviser of the Fund and an investment adviser to the Northern Institutional Funds.
(4)	The Fund had approximately $242,400,000 of net purchases in the Tax-Exempt Portfolio of the Northern Institutional Funds during the fiscal year ended March 31, 2010.

Percentages shown are based on Net Assets.

At March 31, 2010, the industry sectors (unaudited) for the Intermediate Tax- Exempt Fund were:

INDUSTRY SECTOR	% OF INVESTMENTS
Financials	14.7%
General	20.2
General Obligation	18.1
Power	6.1
School District	5.2
Transportation	10.5
Water	7.2
All other sectors less than 5%	18.0

Total	100.0%

At March 31, 2010, the credit quality distribution (unaudited) for the Intermediate Tax-Exempt Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	%
AAA	38.4%
AA	28.7
A	10.7
BBB	0.3
Not Rated	1.1
Cash Equivalents	13.4
SP1/MIG1	7.4

Total	100.0%

*	Standard & Poor’s Rating Services

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	62	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Intermediate Tax-Exempt Fund’s investments, which are carried at fair value, as of March 31, 2010:

	LEVEL 1	LEVEL 2		LEVEL 3	TOTAL
INVESTMENTS	(000s)	(000s)		(000s)	(000s)

Municipal Bonds	$–	$1,404,073	(1)	$–	$1,404,073

Investment Companies	242,400	–		–	242,400

Total Investments	$242,400	$1,404,073		$–	$1,646,473

(1) Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	63	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 68.3%

Alabama – 0.2%
Jefferson County Sewer Capital Improvement Revenue Bonds, Series A (FGIC Insured), Prerefunded, 5.50%, 2/1/11	$2,000	$2,095

Alaska – 1.6%

Alaska Municipal Bond Bank Authority Revenue Bonds, Series C (NATL-RE Insured), Prerefunded, 5.75%, 9/15/10	750	769

Anchorage Alaska Tax Anticipation G.O. Unlimited Notes, 1.00%, 12/29/10	15,000	15,070

Matanuska-Susitna Boro Lease Revenue Bonds, Goose Creek Correctional Center (Assured Guaranty Insured), 5.00%, 9/1/14	4,285	4,841
		20,680

Arizona – 3.8%

Arizona School Facilities Board Revenue Bonds, Series A, State School Trust (AMBAC Insured), 5.25%, 7/1/10	2,000	2,019

Arizona School Facilities Board Revenue Bonds, State School Improvement, Prerefunded, 5.25%, 7/1/12	1,125	1,233

Arizona State Transportation Board Excise TRB, Maricopa County Regional Area Road, 5.00%, 7/1/15	5,000	5,709

Arizona Water Infrastructure Finance Authority Water Quality Revenue Bonds, Series A, 4.00%, 10/1/14	755	834

Gilbert Public Facilities Municipal Property Corp. Revenue Bonds, 4.00%, 7/1/13	1,845	1,987

4.00%, 7/1/14	1,910	2,068

Maricopa County Community College District G.O. Unlimited Bonds, Series C, 4.00%, 7/1/15	1,000	1,101

4.00%, 7/1/16	1,000	1,089

Maricopa County Unified School District No 4-Mesa G.O. Unlimited Bonds, Series D, Project of 2005, 4.00%, 7/1/14	3,505	3,791

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 68.3% – continued

Arizona – 3.8% continued

Maricopa County Unified School District No 97-Deer Valley G.O. Unlimited Bonds, Series A, Project of 2008, 2.50%, 7/1/14	$225	$226

4.25%, 7/1/14	5,000	5,386

Phoenix Arizona G.O. Unlimited Refunding Bonds, Series A, Partially Escrowed to Maturity, 6.00%, 7/1/10	3,065	3,109

Phoenix City G.O. Unlimited Revenue Bonds, Series B, 5.00%, 7/1/16	5,000	5,630

Pima County Street & Highway Revenue Bonds (NATL-RE FGIC Insured), 4.25%, 7/1/11	835	837

Salt River Project Agricultural Improvement & Power District Electric Services Revenue Bonds, Series B, 4.00%, 1/1/16	13,000	14,067

Tucson Water Systems Revenue Bonds, 5.00%, 7/1/16	1,275	1,434
		50,520

California – 3.1%

Cajon Valley Union School District G.O. Unlimited Bonds, Series B (NATL-RE Insured), Prerefunded, 5.50%, 8/1/10	2,925	3,034

California Health Facilities Financing Authority Revenue Bonds, Series C, Providence Health & Services, 5.00%, 10/1/14	500	561

California Statewide Communities Development Authority Revenue Bonds, Series 1A, Receivables Program, 5.00%, 6/15/13	10,000	10,728

Los Angeles Unified School District G.O. Unlimited Bonds, Series I, 5.00%, 7/1/15	5,000	5,622

Los Angeles Wastewater System Revenue Refunding Bonds, Series A, 5.00%, 6/1/16	5,000	5,719

Los Gatos-Saratoga Joint Union High School District G.O. Unlimited Bonds, Series B, Election of 1998, Prerefunded, 5.75%, 12/1/10	1,325	1,386

San Bernardino County Transportation Authority Sales TRB, Series A, 5.00%, 5/1/12	5,250	5,606

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	64	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 68.3% – continued

California – 3.1% – continued

San Joaquin County Transportation Authority Sales TRB, Senior Notes, 5.00%, 4/1/11	$3,000	$3,109

University of California Revenue Bonds, Series P, Regents University of California, 5.00%, 5/15/13	5,085	5,665
		41,430

Colorado – 2.5%

Broomfield Open Space Park and Recreation Facilities COP (AMBAC Insured), 5.75%, 12/1/14	2,000	2,057

Colorado Department of Transportation Revenue Anticipation Notes, Series A (NATL-RE Insured), 5.50%, 6/15/12	1,000	1,098

Colorado State Education Loan Program Tax & Revenue Anticipation Notes (State Aid Withholding), 1.50%, 8/12/10	20,000	20,079

Denver City & County Excise Tax Revenue Refunding Bonds, Series A (Assured Guaranty Insured), 6.00%, 9/1/21	5,000	5,665

Regional Transportation District COP, Series A, Transit Vehicles (AMBAC Insured), 5.00%, 12/1/16	1,590	1,754

Regional Transportation District Refunding COP, Series A (NATL-RE FGIC Insured), 5.00%, 6/1/11	1,750	1,832
		32,485

Connecticut – 1.2%

Branford Connecticut G.O. Unlimited Refunding Bonds, 3.00%, 5/15/10	100	100

Connecticut State Economic Recovery G.O. Unlimited Bonds, Series A, 5.00%, 1/1/13	450	495

Connecticut State Economic Recovery G.O. Unlimited Bonds, Series D, 5.00%, 1/1/14	10,000	11,229

Connecticut State Special Tax Obligation Revenue Bonds, Series A, Transportation Infrastructure (AGM Insured), 5.25%, 9/1/10	500	510

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 68.3% – continued

Connecticut – 1.2% – continued

Connecticut State Special Tax Obligation Revenue Refunding Bonds, Series B, Transportation Infrastructure (AGM Insured), 5.38%, 10/1/10	$250	$256

Connecticut State Special Tax Obligation Revenue Refunding Bonds, Series 1, 2nd Lien Transportation Infrastructure, 5.00%, 2/1/17	2,500	2,820

Milford Connecticut G.O. Unlimited Refunding Bonds, Series B, 3.00%, 5/1/10	55	55
		15,465

Delaware – 1.5%

Delaware State G.O. Unlimited Bonds, Series 2009C, 5.00%, 10/1/15	15,000	17,401

University of Delaware Revenue Refunding Bonds, Series B, 4.00%, 11/1/14	1,250	1,376

5.00%, 11/1/15	1,000	1,152
		19,929

Florida – 7.0%

Citizens Property Insurance Corp. Revenue Notes, Series A-2, High Risk Account, 4.50%, 6/1/10	15,000	15,100

Citizens Property Insurance Corp. Senior Secured Revenue Notes, Series A2, High Risk Account, 2.00%, 4/21/11 (1)	14,000	14,074

Clay County Infrastructure Sales Surtax Revenue Bonds (Assured Guaranty Insured), 5.25%, 10/1/17	4,600	5,103

Florida Hurricane Catastrophe Fund Finance Corp. Revenue Bonds, Series A, 5.00%, 7/1/13	5,000	5,435

Florida State Board of Education Capital Outlay 2007 G.O. Unlimited Bonds, Series B, 4.00%, 6/1/12	675	718

Florida State Board of Education Capital Outlay G.O. Unlimited Bonds, Series G (NATL-RE FGIC Insured), 5.25%, 6/1/12	1,000	1,089

Florida State Board of Education Capital Outlay G.O. Unlimited Refunding Bonds, Series A, 5.00%, 6/1/15	5,430	6,188

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	65	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 68.3% – continued

Florida – 7.0% – continued

Florida State Board of Education Capital Outlay G.O. Unlimited Refunding Bonds, Series A (NATL-RE Insured), 5.00%, 6/1/15	$5,750	$6,345

Florida State Board of Education G.O. Unlimited Bonds, Series A, 5.00%, 6/1/12	1,575	1,709

Florida State Department of Environmental Protection Preservation Revenue Bonds, Series A, Florida Forever Project (AMBAC Insured), 5.00%, 7/1/10	1,500	1,517

Florida State Department of Transportation Right of Way Refunding G.O. Unlimited Bonds, Series B, 6.38%, 7/1/14	1,500	1,781

Florida State Municipal Power Agency All Requirements Power Revenue Bonds, Series A, 5.00%, 10/1/16	4,000	4,439

Jacksonville Excise TRB, Series B (AMBAC Insured), 5.38%, 10/1/18	2,350	2,534

Miami-Dade County G.O. Unlimited Bonds, Series B, Building Better Communities Project, 5.00%, 7/1/15	5,000	5,627

Miami-Dade County Water & Sewer Revenue Refunding Bonds (NATL-RE Insured), 5.00%, 10/1/10	2,000	2,044

5.00%, 10/1/13	3,500	3,891

Palm Beach County School Board Refunding COP, Series E (AMBAC Insured), 5.38%, 8/1/15	5,000	5,572

Polk County Transportation Improvement Revenue Bonds (AGM Insured), Prerefunded, 5.25%, 12/1/10	1,000	1,043

Sarasota County Infrastructure Sales Surtax Revenue Bonds, Series A, 5.00%, 10/1/16	1,500	1,647

Sarasota County Infrastructure Sales Surtax Revenue Bonds, Series B, 5.00%, 10/1/11	1,510	1,593

5.00%, 10/1/12	1,440	1,559

5.00%, 10/1/14	2,535	2,818

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 68.3% – continued

Florida – 7.0% continued

Tallahassee Blueprint 2000 Intergov- ernmental Agency Revenue Bonds (NATL-RE Insured), 5.00%, 10/1/14	$500	$549
		92,375

Georgia – 2.9%

Bulloch County School District Sales Tax G.O. Unlimited Bonds (State Aid Withholding), 5.00%, 5/1/12	2,845	3,077

De Kalb County School District G.O. Unlimited (State Aid Withholding), 5.00%, 2/1/11	1,000	1,038

Fulton County Facilities Corp. COP, Fulton County Public Purpose Project, 5.00%, 11/1/15	2,250	2,520

5.00%, 11/1/16	2,280	2,535

Georgia State G.O. Unlimited Bonds, Series D, Prerefunded, 4.00%, 10/1/10	4,000	4,075

Georgia State G.O. Unlimited Bonds, Series F, 5.00%, 11/1/14	5,000	5,750

Georgia State Road & Tollway Authority Federal Highway Grant Anticipation Revenue Bonds, Series A, 5.00%, 6/1/18	5,000	5,638

Georgia State Road & Tollway Authority Federal Highway Grant Anticipation Revenue Bonds, Series A (AGM Insured), 5.00%, 6/1/13	3,000	3,335

Gwinnett County Water & Sewerage Authority Revenue Bonds (County Gtd.), Prerefunded, 5.00%, 8/1/12	1,000	1,093

Metropolitan Atlanta Rapid Transit Authority Sales Tax Revenue Refunding Bonds, Series A, Third Indenture (NATL-RE FGIC Insured), 5.00%, 7/1/15	4,000	4,552

Municipal Electric Authority Revenue Bonds, Subseries A, Project One, 5.00%, 1/1/13	2,000	2,180

Municipal Electric Authority Revenue Bonds, Subseries D, Project One, 5.00%, 1/1/13	1,710	1,864

5.00%, 1/1/14	1,045	1,155
		38,812

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	66	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 68.3% – continued

Hawaii – 1.0%

Hawaii State G.O. Unlimited Bonds, Series DA (NATL-RE Insured), 5.25%, 9/1/16	$5,000	$5,551

Hawaii State G.O. Unlimited Bonds, Series DQ, 5.00%, 6/1/15	5,000	5,710

Honolulu Hawaii City & County G.O. Unlimited Bonds, Series F, 5.00%, 9/1/15	2,000	2,306
		13,567

Idaho – 0.1%
University of Idaho Adjustable Revenue Refunding Bonds, Series A (AGM Insured), 4.38%, Mandatory Put 4/1/11	750	774

Illinois – 3.8%

Chicago G.O. Limited Bonds, Lakefront Millenium Parking Facilities (NATL-RE Insured), Prerefunded, 5.70%, 1/1/12	700	773

Cook County School District No 57 Mount Prospect G.O. Unlimited Refunding Bonds, Series A, 3.25%, 12/1/10	400	406

Grundy & Will Counties Community Unit School District No. 1 G.O. Unlimited Bonds, 5.88%, 2/1/16	1,120	1,291

Illinois State G.O. Unlimited Bonds, 5.00%, 1/1/14	1,350	1,473

Illinois State G.O. Unlimited Bonds, Prerefunded, 5.55%, 8/1/10	3,370	3,429

5.63%, 8/1/10	3,600	3,664

Illinois State G.O. Unlimited Bonds, Series A (NATL-RE FGIC-TCRS Insured), 5.25%, 10/1/15	5,080	5,572

Illinois State G.O. Unlimited Certificates, 4.00%, 5/20/10	15,450	15,522

Illinois State Sales TRB, 5.38%, 6/15/16	2,010	2,105

Illinois State Toll Highway Authority Revenue Bonds, Series A2 (AGM Insured), Prerefunded, 5.00%, 7/1/16	8,075	9,352

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 68.3% – continued

Illinois – 3.8% – continued

Kendall, Kane and Will Counties Community Unit School District No. 308 G.O. Unlimited Bonds, Series B (FGIC Insured), Prerefunded, 5.25%, 10/1/12	$1,000	$1,104

Metropolitan Pier & Exposition Authority Dedicated Sales TRB, McCormick Place Expansion Project (AGM-CR FGIC Insured), 5.50%, 12/15/24	5,000	5,067
		49,758

Indiana – 1.0%

Indiana State Finance Authority Revenue Refunding Bonds, 5.00%, 7/1/14	3,485	3,871

Indiana Transportation Finance Authority Revenue Bonds, Series A (FGIC Insured), Prerefunded, 5.13%, 6/1/14	3,350	3,835

Indiana University Revenue Bonds, Series O, Student Fee (NATL-RE FGIC Insured), 5.00%, 8/1/11	600	634

Indianapolis Local Public Improvement Revenue Bonds, Series D, 5.25%, 1/10/15	2,430	2,689

Mount Vernon of Posey County Multi-School Building Corp. Revenue Bonds, First Mortgage (AMBAC Insured State Aid Withholding), 4.00%, 1/15/13	500	536

Pike Township Multi-School Building Corp. Revenue Bonds, First Mortgage (State Aid Withholding), 4.00%, 1/15/14	1,805	1,943
		13,508

Kansas – 0.2%
Wichita Kansas Water and Sewerage Utilities Revenue Bonds (NATL-RE FGIC Insured), 5.00%, 10/1/19	2,000	2,102

Kentucky – 1.2%

Kentucky State Property & Buildings Commission Revenue Bonds, Series A, Project No. 66 (NATL-RE Insured), Prerefunded, 5.75%, 5/1/10	1,000	1,004

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	67	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 68.3% – continued

Kentucky – 1.2% – continued

Kentucky State Property & Buildings Commission Revenue Bonds, Series A, Project No. 95, 5.00%, 8/1/15	$5,805	$6,551

Kentucky State Property & Buildings Commission Revenue Refunding Bonds, 5.00%, 11/1/12	4,475	4,905

Kentucky State Property & Buildings Commission Revenue Refunding Bonds, Project No. 93 (Assured Guaranty Insured), 5.25%, 2/1/17	3,000	3,392
		15,852

Louisiana – 0.2%

Louisiana State G.O. Unlimited Bonds, Series A (FGIC Insured), Prerefunded, 5.25%, 11/15/10	1,250	1,289

5.00%, 4/1/12	1,000	1,082
		2,371

Maryland – 0.2%

Maryland State Department of Transportation Revenue Bonds, 4.50%, 2/15/12	1,850	1,977

Montgomery County Public Improvement G.O. Unlimited Bonds, Series A, 5.00%, 5/1/12	1,000	1,086
		3,063

Massachusetts – 0.8%

Massachusetts Bay Transportation Authority Revenue Bonds, Series A, Prerefunded, 5.00%, 7/1/14	2,740	3,130

Massachusetts State G.O. Limited Bonds, Series C (NATL-RE FGIC Insured), 5.50%, 11/1/14	1,875	2,174

Massachusetts State G.O. Unlimited Bonds, Series B, Consolidated Loan, 5.75%, 6/1/10	1,300	1,312

Massachusetts State G.O. Unlimited Refunding Bonds, Series A, 6.00%, 11/1/10	2,500	2,583

6.00%, 11/1/11	1,275	1,381
		10,580

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 68.3% – continued

Michigan – 0.6%

Detroit Water Supply Systems Revenue Bonds, Series A, Senior Lien (NATL-RE Insured), Prerefunded, 5.25%, 7/1/13	$1,000	$1,121

Michigan Municipal Bond Authority Local Government Loan Program Revenue Bonds, Series C (Q-SBLF Insured), 3.00%, 5/1/10	500	501

Michigan State Building Authority Revenue Refunding Bonds, Series I, Facilities Project (AGM Insured), 5.00%, 10/15/10	1,000	1,022

Michigan State Building Authority Revenue Refunding Bonds, Series II, Facilities Project (NATL-RE Insured), Prerefunded, 5.00%, 10/15/13	5,000	5,598
		8,242

Minnesota – 1.9%

Bemidji G.O Unlimited Bonds, Temp Sales Tax, 4.50%, 2/1/12	3,000	3,085

Minnesota Public Facilities Authority Water PCR Bonds, Series A, 5.00%, 3/1/12	1,000	1,080

Minnesota State G.O. Unlimited Bonds, Series C, 5.00%, 8/1/13	5,000	5,610

Minnesota State Various Purpose G.O. Unlimited Refunding Bonds, Series F, 4.00%, 8/1/15	10,000	11,033

Northern Municipal Power Agency Electric System Revenue Refunding Bonds, Series A (Assured Guaranty Insured), 5.00%, 1/1/12	2,190	2,329

5.00%, 1/1/14	2,320	2,564
		25,701

Mississippi – 0.4%

Jackson State Public School District G.O. Limited Tax Notes, Series B, Prerefunded, 5.75%, 10/1/10	1,775	1,823

Mississippi State G.O. Unlimited Bonds, Series A, 5.00%, 10/1/13	2,620	2,945

Mississippi State G.O. Unlimited Refunding Bonds, 5.75%, 12/1/11	510	553
		5,321

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	68	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 68.3% – continued

Nebraska – 0.1%
Nebraska Public Power District Revenue Bonds, Series B, 5.00%, 1/1/14	$1,730	$1,922

Nevada – 1.3%

Clark County Airport Revenue Bonds, Series A, Subordinate Lien (NATL-RE Insured), Prerefunded, 6.00%, 7/1/10	550	563

Clark County Flood Control G.O. Limited Bonds (NATL-RE FGIC Insured), 4.50%, 11/1/16	3,350	3,354

Clark County School District G.O. Limited Bonds, Series B (AMBAC Insured), 5.00%, 6/15/15	2,000	2,236

Clark County School District G.O. Limited Bonds, Series C (AGM Insured), 5.00%, 6/15/18	2,000	2,156

Clark County School District G.O. Limited Bonds, Series C (NATL-RE Insured), 5.00%, 6/15/12	2,350	2,540

Clark County School District G.O. Limited Refunding Bonds, Series A (AMBAC Insured), 4.50%, 6/15/13	2,000	2,177

Clark County Water Reclamation District G.O. Limited Bonds, Series B, 4.00%, 7/1/13	1,225	1,319

Las Vegas G.O. Limited Refunding Bonds (AMBAC Insured), 5.00%, 6/1/13	1,600	1,762

Las Vegas Valley Water District G.O. Limited Refunding Bonds, Series D, Limited Tax Water, 5.00%, 6/1/15	770	866
		16,973

New Hampshire – 0.6%

Manchester School Facilities Revenue Bonds (NATL-RE Insured), Prerefunded, 5.50%, 6/1/13	1,400	1,567

New Hampshire Health & Education Facilities Authority Revenue Bonds, Series A, University Systems, 5.00%, 7/1/14	3,000	3,348

New Hampshire State Capital Improvement G.O. Unlimited Bonds, Series C, 5.00%, 5/1/12	2,500	2,714
		7,629

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 68.3% – continued

New Jersey – 1.1%

New Jersey Economic Development Authority School Facility Construction Revenue Bonds, Sub-Series T-3 (AGM Insured), 5.00%, Mandatory Put 9/1/14	$2,500	$2,778

New Jersey State Building Authority Refunding Bonds, Series B, 5.25%, 12/15/10	850	878

New Jersey State G.O. Unlimited Refunding Bonds, Series D, 6.00%, 2/15/11	4,250	4,450

New Jersey State G.O. Unlimited Refunding Bonds, Series J (NATL-RE FGIC-TCRS Insured), 5.00%, 7/15/11	750	793

New Jersey State Transit Corp. COP Bonds, Series A (AMBAC Insured), 5.25%, 9/15/14	2,000	2,231

New Jersey State Transportation Trust Fund Authority Revenue Bonds, Series A (AGM Insured), 3.75%, 12/15/12	1,500	1,503

Ocean County Utilities Authority Wastewater Revenue Refunding Bonds (NATL-RE Insured County Gtd.), 5.00%, 1/1/11	1,350	1,396
		14,029

New Mexico – 0.4%

Albuquerque City G.O. Unlimited Bonds, Series A, 3.00%, 7/1/15	1,590	1,674

Albuquerque Municipal School District No. 12 G.O. Unlimited Refunding Bonds, 5.00%, 8/1/10	750	762

Los Alamos County Gross Receipts Tax Improvement Revenue Bonds, 4.00%, 6/1/13	1,000	1,062

New Mexico State Highway Commission Revenue Bonds, Series A, Senior Subordinate Lien, Prerefunded, 5.25%, 6/15/10	1,300	1,313
		4,811

New York – 7.4%

Metropolitan Transportation Authority Dedicated TRB, Series B, 3.00%, 11/15/10	1,000	1,015

Metropolitan Transportation Authority Revenue Anticipation Notes, 2.00%, 12/31/10	5,000	5,060

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	69	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 68.3% – continued

New York – 7.4% – continued

Metropolitan Transportation Authority Revenue Refunding Bonds, Series F (NATL-RE Insured), 5.00%, 11/15/12	$4,000	$4,361

New York City G.O. Unlimited Bonds, Series B, 5.00%, 8/1/10	1,055	1,071

New York City Health & Hospital Corp. Revenue Bonds, Series A, Health Systems (G.O. of Corp.), 5.00%, 2/15/13	5,000	5,381

New York City Transitional Finance Authority Revenue Bonds, Series A, Future Tax Secured, 5.00%, 11/1/15	5,000	5,752

New York City Transitional Finance Authority Revenue Bonds, Series B, Future Tax Secured, 5.00%, 11/1/15	8,400	9,640

5.25%, 8/1/18	5,035	5,567

New York City Transitional Finance Authority Revenue Bonds, Series B, Future Tax Secured, Prerefunded, 6.00%, 5/15/10	1,300	1,322

New York City Trust for Cultural Resources Revenue Refunding Bonds, Series 1A, Museum of Modern Art, 5.00%, 10/1/10	3,000	3,071

New York G.O. Unlimited Bonds, Series C, 5.25%, 8/1/11	2,000	2,122

New York G.O. Unlimited Bonds, Series H-1, 5.00%, 3/1/16	5,000	5,577

New York State Dormitory Authority Personal Income TRB, Series A, 5.00%, 3/15/16	1,265	1,438

New York State Dormitory Authority State Supported Debt City University System Consolidated Fifth General Resolution Revenue Bonds, Series B, 5.00%, 7/1/14	1,370	1,528

New York State Dormitory Authority State Supported Debt Revenue Bonds, Mental Health Services Facilities Improvement, 5.00%, 2/15/13	5,000	5,475

New York State Dormitory Authority State Supported Debt Revenue Bonds, Series B, Mental Health Services Facilities Improvement, 5.00%, 2/15/14	2,810	3,123

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 68.3% – continued

New York – 7.4% – continued

New York State Dormitory Authority Supported Debt Revenue Bonds, Series C, School Districts Financing Program (Assured Guaranty Insured State Aid Withholding), 5.00%, 10/1/16	$1,905	$2,143

5.00%, 10/1/17	2,880	3,229

New York State Environmental Facilities Corp. State Clean Water & Drinking Revolving Funds Revenue Bonds, Series K, New York City Municipal Water Project, 5.25%, 6/15/21	6,510	7,084

New York State Thruway Authority General Highway & Bridge Trust Fund Revenue Bonds, Series A, 5.00%, 4/1/14	1,000	1,125

New York State Thruway Authority Second General Highway & Bridge Trust Fund Revenue Bonds, Series B, 5.00%, 4/1/14	3,000	3,376

New York State Thruway Authority Services Contract Revenue Bonds, Local Highway & Bridge Service Contract, 5.00%, 4/1/15	4,500	5,049

New York State Thruway Authority Services Contract Revenue Refunding Bonds, Bridge Service Contract, 5.00%, 4/1/13	3,000	3,300

New York State Urban Development Corp. Revenue Bonds, Series B-1, State Personal Income Tax, 5.00%, 3/15/16	2,075	2,339

New York State Urban Development Corp. Revenue Refunding Bonds, Series D, 5.00%, 1/1/16	3,000	3,330

Triborough Bridge & Tunnel Authority Revenue Refunding Bonds, Series B (G.O. of Authority), 5.25%, 11/15/18	5,000	5,486
		97,964

North Carolina – 1.2%

Mecklenburg County G.O. Unlimited Refunding Bonds, Series C, 5.00%, 3/1/16	10,000	11,509

North Carolina State Public Improvement G.O. Unlimited Bonds, Series A, 5.00%, 3/1/12	2,550	2,754

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	70	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 68.3% – continued

North Carolina – 1.2% – continued
Surry County G.O. Unlimited Refunding Bonds, Series B, 5.00%, 6/1/10	$1,770	$1,784
		16,047

Ohio – 2.3%

Ohio State Common School G.O. Unlimited Refunding Bonds, Series A, 5.00%, 9/15/15	6,000	6,899

Ohio State Common School G.O. Unlimited Refunding Bonds, Series C, 5.00%, 9/15/14	2,500	2,843

Ohio State Higher Education G.O. Unlimited Refunding Bonds, Series C, 5.00%, 8/1/14	7,500	8,514

Ohio State University General Receipts Revenue Refunding Bonds, Series A, 5.00%, 12/1/14	5,000	5,726

Ohio State Water Development Authority PCR Refunding Bonds, Water Quality, 5.00%, 12/1/14	2,250	2,581

University of Cincinnati Ohio General Receipts Revenue Bonds, Series C (Assured Guaranty Insured), 5.00%, 6/1/13	2,110	2,315

5.00%, 6/1/14	1,795	1,998

University of Cincinnati Ohio General Receipts Revenue Bonds, Series F, 3.75%, 6/1/10	150	151
		31,027

Oklahoma – 0.1%
Oklahoma State Municipal Power Authority Power Supply System Revenue Bonds, Series A, 5.00%, 1/1/15	1,575	1,766

Oregon – 1.5%

Clackamas County School District No. 86 G.O. Unlimited Bonds (School Board Guaranty), Prerefunded, 5.25%, 6/15/10	1,000	1,010

Multnomah-Clackamas Counties School District No. 10JT Gresham-Barlow G.O. Unlimited Bonds (AGM Insured School Board Guaranty), Prerefunded, 5.50%, 6/15/11	1,000	1,059

Oregon State Board Higher Education G.O. Unlimited Bonds, Series A, 5.00%, 8/1/17	2,380	2,739

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 68.3% – continued

Oregon– 1.5% – continued

Oregon State Department of Administrative Services COP, Series C, 5.00%, 11/1/14	$2,895	$3,261

Oregon State Department of Administrative Services Refunding COP, Series D, 5.00%, 11/1/14	5,670	6,387

Washington County Clean Water Services Sewer Revenue Bonds, Series A, Senior Lien, 4.00%, 10/1/15	2,435	2,643

Washington County School District No. 48J Beaverton G.O. Unlimited Refunding Bonds, Series A (AGM Insured), 5.00%, 6/1/12	1,800	1,959

Washington County Unified Sewerage Agency Revenue Refunding Bonds, Series A, Senior Lien (NATL-RE-FGIC Insured), 5.75%, 10/1/10	300	308
		19,366

Pennsylvania – 2.4%

Lehigh County General Purpose Authority Revenue Bonds, Saint Luke’s Hospital, Prerefunded, 5.38%, 8/15/13	1,000	1,131

Penncrest School District G.O. Unlimited Refunding Bonds, Series A (State Aid Withholding), 0.45%, 6/1/10	200	200

Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series A, University of Pennsylvania, 5.00%, 9/1/17	5,000	5,722

Pennsylvania State G.O. Unlimited Refunding Bonds, Second Series, 5.00%, 7/1/15	15,000	17,272

University of Pittsburgh Commonwealth System of Higher Education Revenue Bonds, Series B, Capital Project (G.O. of University), 5.00%, 9/15/14	6,000	6,857
		31,182

South Carolina – 0.1%
Greenville County School District Installment Purchase Revenue Bonds, Building Equity Sooner Tomorrow, Prerefunded, 5.50%, 12/1/12	1,140	1,283

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	71	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 68.3% – continued

Tennessee – 2.1%

Metropolitan Government Nashville & Davidson County Electric Revenue Refunding Bonds, Series B (BHAC-CR Insured), 5.50%, 5/15/15	$6,015	$6,992

Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board Revenue Bonds, Series B, Vanderbilt University (G.O. of University), 5.25%, 10/1/15	5,000	5,835

Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board Revenue Refunding Bonds, Series B, Vanderbilt University (G.O. of University), 5.00%, 10/1/12	1,600	1,760

Shelby County G.O. Unlimited Refunding Bonds, 5.00%, 4/1/15	5,000	5,736

Tennessee State G.O. Unlimited Bonds, Series A, 5.00%, 5/1/15	5,000	5,756

Tennessee State School Board Authority Revenue Bonds, Series B, Higher Educational Facilities 2nd Program, 4.00%, 5/1/14	1,030	1,130
		27,209

Texas – 4.4%

Bell County G.O. Limited Tax Notes, 5.00%, 2/15/15	2,000	2,127

Corpus Christi G.O. Limited Certificates (AGM Insured), Prerefunded, 5.75%, 3/1/11	1,000	1,048

Cypress-Fairbanks Independent School District G.O. Unlimited Bonds, Series 2005-2 (PSF Gtd.), 3.13%, 2/15/17	7,140	7,345

Cypress-Fairbanks Independent School District G.O. Unlimited Refunding Bonds (PSF Gtd.), 3.25%, 2/15/17	7,000	7,255

Dallas Waterworks & Sewer Systems Revenue Refunding Bonds (AMBAC Insured), 5.00%, 10/1/11	3,435	3,660

Fort Worth G.O. Certificates Limited (AGM Insured), Prerefunded, 4.38%, 3/1/13	1,000	1,090

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 68.3% – continued

Texas – 4.4% – continued

Galena Park Independent School District G.O. Unlimited Bonds (PSF Gtd.), Prerefunded, 5.75%, 8/15/10	$300	$306

Irving Improvement Refunding G.O. Limited Bonds, 5.00%, 9/15/11	1,000	1,064

Lower Colorado River Authority Revenue Refunding Bonds, 5.00%, 5/15/13	1,000	1,105

5.00%, 5/15/15	1,580	1,788

Lower Colorado River Authority Transmission Contract Revenue Bonds (AGM Insured), 5.38%, 5/15/14	1,235	1,333

Lower Colorado River Authority Unrefunded Balance Revenue Refunding Bonds, Series B (FSA Insured), 6.00%, 5/15/12	1,075	1,082

North Texas Tollway Authority Revenue Refunding Bonds, Series A, First Tier, 5.00%, 1/1/12	2,000	2,093

North Texas Tollway Authority Revenue Refunding Bonds, Series H, First Tier, Prerefunded, 5.00%, Mandatory Put 1/1/11	3,000	3,087

Plano Independent School District G.O. Unlimited Bonds, Series A, School Building, 5.00%, 2/15/12	1,000	1,077

San Antonio Electric & Gas Revenue Bonds, Junior Lien, Prerefunded, 3.63%, Mandatory Put 12/1/10	4,000	4,088

San Antonio Electric & Gas Systems Revenue Refunding Bonds, Series A, 5.50%, 2/1/12	1,350	1,463

San Antonio General Improvement Refunding G.O. Limited Bonds, 4.00%, 8/1/12	1,585	1,697

Texas State PFA G.O. Unlimited Refunding Bonds, 5.50%, 10/1/12	2,260	2,512

Texas State PFA G.O. Unlimited Refunding Bonds, Series A, 5.00%, 10/1/15	7,000	8,075

Texas State Water Financial Assistance G.O. Unlimited Bonds, Series F, 2.00%, 8/1/10	4,720	4,747
		58,042

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	72	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 68.3% – continued

Utah – 1.8%

Alpine School District G.O. Unlimited Bonds (School Board Guaranty), Prerefunded, 5.25%, 9/15/11	$2,000	$2,133

Intermountain Power Agency Power Supply Revenue Refunding Bonds, Series A, 5.00%, 7/1/12	10,000	10,828

5.50%, 7/1/14	3,500	3,840

Uintah County Municipal Building Authority Lease Revenue Bonds, 4.50%, 6/1/14	650	709

Utah State G.O. Unlimited Bonds, Series C, 5.00%, 7/1/14	5,000	5,711

Utah State G.O. Unlimited Refunding Bonds, Series B, 5.38%, 7/1/12	1,000	1,100
		24,321

Virginia – 2.7%

Arlington County G.O. Unlimited Refunding Bonds, Series D, 4.00%, 8/1/15	3,235	3,573

Fairfax County G.O. Unlimited Refunding Bonds, Series C, Public Improvement Project (State Aid Withholding), 5.00%, 10/1/15	10,235	11,885

Loudoun County Public Improvement G.O. Unlimited Bonds, Series B (State Aid Withholding), 5.00%, 12/1/13	1,000	1,135

Virginia College Building Authority Education Facilities Revenue Refunding Bonds, Series B, 21st Century College & Equipment, 5.00%, 2/1/11	4,600	4,776

Virginia State Public Building Authority Public Facilities Revenue Bonds, Series B, 5.00%, 8/1/16	5,000	5,716

Virginia State Public Building Authority Public Facilities Revenue Refunding Bonds, Series B, 5.00%, 8/1/12	1,355	1,481

Virginia State Public School Authority School Financing Revenue Bonds, Series B-1 (State Aid Witholding), 5.00%, 8/1/16	1,000	1,143

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 68.3% – continued

Virginia – 2.7% – continued

Virginia State Resources Authority Infrastructure Revenue Bonds, Series A, Pooled Financing Program, 5.00%, 11/1/15	$4,025	$4,674

Virginia State Resources Authority Infrastructure Revenue Bonds, Series B, Pooled Financing Program, 5.00%, 11/1/10	775	796
		35,179

Washington – 1.7%

Energy Northwest Electric Revenue Refunding Bonds, Series A, 5.00%, 7/1/14	3,500	3,984

Energy Northwest Electric Revenue Refunding Bonds, Series A, Project 1, 5.50%, 7/1/14	1,200	1,389

Energy Northwest Electric Revenue Refunding Bonds, Series A, Project 3, 5.00%, 7/1/15	5,000	5,741

Energy Northwest Electric Revenue Refunding Bonds, Series C, Project 3, 5.00%, 7/1/12	150	163

Franklin County Public Utility District No. 001 Electric Revenue Refunding Bonds (NATL-RE Insured), Prerefunded, 5.63%, 9/1/12	1,000	1,111

King County Sewer Revenue Refunding Bonds, Series B (AGM Insured), 5.50%, 1/1/15	1,500	1,610

Snohomish County Public Utility District No. 001 Electric Revenue Refunding Bonds (AGM Insured), 5.00%, 12/1/17	3,000	3,282

Tacoma Solid Waste Utilities Revenue Refunding Bonds (AMBAC Insured), Prerefunded, 5.25%, 12/1/11	3,000	3,225

Washington State Various Purpose G.O. Unlimited Bonds, Series C (NATL-RE FGIC Insured), Prerefunded, 5.25%, 1/1/11	2,000	2,073
		22,578

West Virginia – 0.1%
West Virginia State Hospital Finance Authority Revenue Bonds, (Charliston Medical Center), Prerefunded, 6.00%, 9/1/10	1,000	1,033

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	73	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 68.3% – continued

Wisconsin – 1.6%

Milwaukee City G.O. Unlimited Promissory Notes, Series N1, 5.00%, 2/15/16	$4,300	$4,902

Milwaukee City G.O. Unlimited Promissory Notes, Series N1 (AMBAC Insured), 5.00%, 2/15/12	2,575	2,772

Milwaukee County G.O. Unlimited Refunding Bonds, Series A, 3.40%, 8/1/14	5,000	5,370

Waukesha City G.O. Unlimited Refunding Bonds,, 2.00%, 10/1/10	810	816

Wisconsin State G.O. Unlimited Bonds, Series D, 5.00%, 5/1/15	4,625	5,268

Wisconsin State G.O. Unlimited Bonds, Series F (AGM Insured), Prerefunded, 5.50%, 5/1/12	1,000	1,095

Wisconsin State G.O. Unlimited Refunding Bonds, Series 3 (NATL-RE FGIC Insured), 5.25%, 5/1/10	1,000	1,004
		21,227

Wyoming – 0.2%

Campbell County Recreation Project Board Lease Revenue Bonds, 5.00%, 6/15/12	3,000	3,228
Total Municipal Bonds
(Cost $879,499)		901,446

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 19.7%

AIM Tax-Free Cash Reserve Portfolio	95,824	$96

Northern Institutional Funds-Tax-Exempt Portfolio (2)(3)	259,314,022	259,314
Total Investment Companies
(Cost $259,410)		259,410

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 12.4%

Bethlehem Area School District G.O. Unlimited VRDB (AGM Insured State Aid Withholding), 0.37%, 4/1/10	$14,495	$14,495

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 12.4% – continued

Broward County School Board COP VRDB, Series B (AGM Insured), 0.31%, 4/1/10	$15,000	$15,000

Chicago Board of Education G.O. Unlimited VRDB, Series B (AGM Insured), 0.37%, 4/1/10	19,800	19,800

Colorado Springs Utilities Revenue Refunding VRDB, Series A, Subordinate Lien, 0.33%, 4/1/10	5,400	5,400

Harris County Health Facilities Development Corp. Hospital Revenue Refunding VRDB, Series A, Memorial Hermann Healthcare (AGM Insured), 0.40%, 4/7/10	20,000	20,000

Illinois State Toll Highway Authority Refunding Revenue VRDB, Series A2, Senior Priority (AGM Insured), 0.29%, 4/1/10	10,750	10,750

Illinois State Toll Highway Authority Revenue VRDB, Series A2, Senior Priority, 0.32%, 4/1/10	10,000	10,000

Long Island Power Authority Electric System Revenue VRDB, Series F (AGM Insured), 0.30%, 4/7/10	2,150	2,150

Long Island Power Authority Electric System Revenue VRDB, Series J (FSA Insured), 0.33%, 4/5/10	11,120	11,120

Maryland State Stadium Authority Sports Facilities Lease Revenue Refunding VRDB, Football Stadium Issue, Series 2007, 0.32%, 4/1/10	4,900	4,900

Metropolitan Transportation Authority Dedicated Tax Revenue VRDB, Series B (AGM Insured), 0.33%, 4/1/10	20,000	20,000

Nazareth Area School District G.O. Limited VRDB (AGM Insured State Aid Withholding), 0.37%, 4/1/10	10,990	10,990

North Penn Water Authority Revenue VRDB (AGM Insured), 0.37%, 4/1/10	8,400	8,400

Orlando & Orange County Expressway Authority Revenue Refunding VRDB, Series C1 (AGM Insured), 0.32%, 4/1/10	5,000	5,000

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	74	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 12.4% – continued

Orlando & Orange County Expressway Authority Revenue Refunding VRDB, Series C3 (AGM Insured), 0.31%, 4/1/10	$5,420	$5,420
Total Short-Term Investments
(Cost $163,425)		163,425

Total Investments – 100.4%
(Cost $1,302,334)		1,324,281
Liabilities less Other Assets – (0.4)%		(4,951)
NET ASSETS – 100.0%		$1,319,330

(1)	When-Issued Security.
(2)	Investment in affiliated Portfolio. Northern Trust Investments, N.A. is an investment adviser of the Fund and an investment adviser to the Northern Institutional Funds.
(3)	The Fund had approximately $259,314,000 of net purchases in the Tax-Exempt Portfolio of the Northern Institutional Funds during the fiscal year ended March 31, 2010.

Percentages shown are based on Net Assets.

At March 31, 2010, the industry sectors (unaudited) for the Short-Intermediate Tax-Exempt Fund were:

INDUSTRY SECTOR	% OF INVESTMENTS
Financials	19.6%
General	16.5
General Obligation	22.9
School District	9.5
Transportation	7.9
Power	6.1
All other sectors less than 5%	17.5

Total	100.0%

At March 31, 2010, the credit quality distribution (unaudited) for the Short-Intermediate Tax-Exempt Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION *	%
AAA	22.0%
AA	32.8
A	7.1
Not Rated	0.2
Cash Equivalents	18.6
SP1/MIG1	19.3

Total	100.0%

*	Standard & Poor’s Rating Services

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Short-Intermediate Tax-Exempt Fund’s investments, which are carried at fair value, as of March 31, 2010:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000s)		LEVEL 3 (000s)	TOTAL (000s)

Municipal Bonds	$–	$901,446	(1)	$–	$901,446

Investment Companies	259,410	–		–	259,410
Short-Term Investments	–	163,425		–	163,425
Total Investments	$259,410	$1,064,871		$–	$1,324,281

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	75	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 94.7%

Alabama – 0.2%
Birmingham Waterworks Board Revenue Bonds, Series A (Assured Guaranty Insured), 5.25%, 1/1/39	$2,000	$2,064

Alaska – 2.2%

Alaska State Housing Finance Corp. Revenue Bonds, Series B (NATL-RE G.O. of Corp. Insured), 5.25%, 12/1/25	3,000	3,098
Anchorage City G.O. Unlimited Tax Anticipation Notes, 1.00%, 12/29/10	20,000	20,093
		23,191

Arizona – 2.5%

Arizona State COP, Series A, Department Administration (AGM Insured), 5.00%, 10/1/29	5,000	5,049

Arizona State Transportation Board Highway Revenue Bonds, Series B, 5.00%, 7/1/24	5,000	5,492

Phoenix Civic Improvement Corp. Transit Excise TRB, Light Rail Project (AMBAC Insured), 5.00%, 7/1/17	5,000	5,487
Salt River Project Agricultural Improvement & Power District Electric System Revenue Bonds, Series A, 5.00%, 1/1/37	10,000	10,321
		26,349

California – 17.2%

Alvord Unified School District G.O. Unlimited Refunding Bonds, Series A (AGM-CR NATL-RE Insured), 5.90%, 8/1/30	10,000	11,379

Anaheim Public Financing Authority Revenue Bonds, Series A, Electric System Distribution Facilities (AGM Insured), 5.00%, 10/1/31	3,500	3,506

Arcadia Unified School District Capital Appreciation G.O. Unlimited Bonds, Series A, Election 2006 (AGM Insured), 2.62%, 8/1/44 (1)	10,000	1,079

Brentwood Infrastructure Financing Authority Water Revenue Bonds, 5.75%, 7/1/38	1,500	1,618

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 94.7% – continued

California – 17.2% – continued

California Educational Facilities Authority Revenue Bonds, Series A, University of Southern California, 5.25%, 10/1/38	$2,500	$2,668

California Housing Finance Agency Revenue Bonds, Series J (AMT), 4.95%, 8/1/22	5,500	5,115

California State G.O. Unlimited Bonds, Prerefunded, 5.75%, 5/1/10	400	406

5.75%, 5/1/10	50	51

California State G.O. Unlimited Bonds, Unrefunded Balance, 5.75%, 5/1/30	130	131

California State G.O. Unlimited Various Purpose Bonds, 6.00%, 11/1/35	5,000	5,291

6.00%, 11/1/39	5,000	5,264

California State G.O. Unlimited Refunding Bonds, 6.25%, 11/1/34	2,830	3,059

California State University Revenue Bonds, Systemwide, Series A, 5.50%, 11/1/39	5,000	5,195

Carlsbad Unified School District Capital Appreciation G.O. Unlimited Convertible Bonds, Series B, Election of 2006, 1.78%, 5/1/34 (1)	2,500	1,473

Colton Joint Unified School District Capital Appreciation G.O. Unlimited Bonds, Series C, Election of 2001 (NATL-RE FGIC Insured), 2.84%, 2/1/32 (1)	5,800	1,337

East Bay Municipal Utility District Water System Revenue Refunding Bonds, Series A (NATL-RE FGIC Insured), 5.00%, 6/1/32	5,000	5,239

El Dorado Irrigation District COP, Series A (Assured Guaranty Insured), 5.75%, 8/1/39	5,000	5,191

Fontana Unified School District G.O. Unlimited Bonds, Series B, Election 2006 (AGM Insured), 3.47%, 8/1/31 (1)	5,380	1,397

Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue Bonds, Enhanced Asset-Backed Series A (BHAC-CR FGIC Insured), 5.00%, 6/1/35	5,000	4,752

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	76	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 94.7% – continued

California – 17.2% – continued

Hartnell Community College District Capital Appreciation G.O. Unlimited Bonds, Series D, Election of 2002, 2.36%, 8/1/34 (1)	$4,500	$2,212

Kern High School District G.O. Unlimited Refunding Bonds, Series A (NATL-RE Insured), 6.60%, 2/1/17	1,845	1,931

6.60%, 8/1/17	1,825	1,910

Long Beach Harbor Revenue Refunding Bonds, Series A (AMT) (NATL-RE Insured), 5.00%, 5/15/21	1,000	1,017

Los Angeles Community College District G.O. Unlimited Bonds, Series F-1, 2003 Election, 5.00%, 8/1/33	10,000	10,115

Los Angeles County Metropolitan Transportation Authority Sales Refunding TRB, Series B, Proposition A First Tier Senior (AGM Insured), 5.25%, 7/1/16	5,000	5,308

Los Angeles County Sanitation Districts Financing Authority Revenue Bonds, Series A, Capital Project (AGM Insured), 5.00%, 10/1/21	1,000	1,069

Los Angeles Department of Airports Revenue Bonds, Series A, 5.00%, 5/15/34	2,000	2,041

Los Angeles Department of Water & Power System Subordinate Revenue Bonds, Series A-1, 5.25%, 7/1/38	4,075	4,341

Los Angeles Department of Water & Power System Subordinate Revenue Bonds, Series A-2, Series A, 5.00%, 7/1/30	6,600	6,708

Los Angeles Department of Water & Power Waterworks System Subordinate Revenue Bonds, Series A-2 (AMBAC Insured), 5.00%, 7/1/44	10,000	10,145

Menlo Park G.O. Unlimited Bonds, 5.25%, 8/1/27	1,000	1,058

Metropolitan Water District of Southern California Waterworks Revenue Bonds, Series A, 5.00%, 7/1/32	6,105	6,364

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 94.7% – continued

California – 17.2% – continued

Modesto Irrigation District Capital Improvements COP, Series A, 5.75%, 10/1/29	$7,020	$7,599

New Haven Unified High School District Capital Appreciation G.O. Unlimited Bonds (Assured Guaranty Insured), 3.30%, 8/1/31 (1)	1,270	324

3.24%, 8/1/32 (1)	1,285	309

Palomar Pomerado Health Convertible Capital Appreciation G.O. Unlimited Bonds, Series A, Election of 2004 (Assured Guaranty Insured), 1.73%, 8/1/38 (1)	10,000	6,038

Paramount Unified School District G.O. Unlimited Bonds, Election 2006 (AGM Insured), 5.25%, 8/1/32	5,000	5,172

San Bernardino Community College District G.O. Unlimited Bonds, Series C, Election 2002 (AGM Insured), 5.00%, 8/1/31	5,000	5,095

San Diego Certificates Undivided Interest Revenue Bonds, Water Utility Fund Net System (NATL-RE FGIC Insured), 4.75%, 8/1/28	5,255	5,255

San Francisco Bay Area Rapid Transit District G.O. Unlimited Bonds, Series B, Election of 2004, 5.00%, 8/1/35	5,000	5,234

San Francisco City & County Airports Commission International Airport Revenue Bonds, Series E, 5.25%, 5/1/32	5,000	5,212

San Joaquin County Transportation Authority Sales TRB, Measure K-Senior Notes, 4.00%, 4/1/11	1,000	1,025

Sequoia Union High School District G.O. Unlimited Bonds, Series B, Election 2008, 5.00%, 7/1/34	2,000	2,019

University of California General Revenue Bonds, Series J (AGM Insured), 4.50%, 5/15/35	9,000	8,706

University of California General Revenue Bonds, Series Q, 5.25%, 5/15/27	2,500	2,712

Val Verde Unified School District G.O. Unlimited Bonds, Series A, 2008 Election, 5.50%, 8/1/30	5,375	5,699

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	77	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 94.7% – continued

California – 17.2% – continued

Ventura County Community College District G.O. Unlimited Bonds, Series C, Election 2002, 5.50%, 8/1/33	$5,000	$5,241
		184,010

Colorado – 0.6%

Colorado Health Facilities Authority Revenue Bonds, Portercare Adventist Health Hospital, Prerefunded, 6.50%, 11/15/11	1,000	1,100

Denver City & County Airport System Revenue Bonds, Series A, 5.25%, 11/15/29	3,000	3,145
Denver City & County Special Facilities Airport Revenue Bonds, Series A (AMT), Rental Car Project (NATL-RE Insured), 6.00%, 1/1/14	2,275	2,292
		6,537

Connecticut – 0.4%

Connecticut State Higher Education Supplemental Loan Authority Revenue Refunding Bonds, Series A (AMT), Senior Family Education Loan Program (NATL-RE Insured), 4.75%, 11/15/18	865	865
Connecticut State Special Tax Obligation Revenue Bonds, Series A, Transportation Infrastructure, Partially Prerefunded, 7.13%, 6/1/10	3,080	3,114
		3,979

Delaware – 0.3%
Delaware State Housing Authority Revenue Bonds, Series A (AMT), Senior SFM (AGM Insured), 5.80%, 7/1/35	3,560	3,733

District of Columbia – 2.2%

District of Columbia Water & Sewer Authority Public Utilities Revenue Bonds, Series A, 5.50%, 10/1/39	15,000	16,105

Metropolitan Washington Airports Authority System Revenue Bonds, Series A (AMT) (NATL-RE Insured), 5.00%, 10/1/35	5,000	4,873

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 94.7% – continued

District of Columbia – 2.2% – continued

Metropolitan Washington Airports Authority System Revenue Bonds, Series C, 5.00%, 10/1/28	$2,500	$2,618
		23,596

Florida – 8.4%

Broward County School Board Refunding COP, Series B (AGM Insured), 5.25%, 7/1/17	5,000	5,530

Citizens Property Insurance Corp. Senior Secured Revenue Notes, Series A-2, High Risk Account, 4.50%, 6/1/10	10,000	10,067

Crossings at Fleming Island Community Development District Special Assessment Revenue Refunding Bonds, Series C, 7.05%, 5/1/15	1,000	1,012

Florida State Board of Education Capital Outlay G.O. Unlimited Bonds, Unrefunded Balance, 9.13%, 6/1/14	1,665	1,868

Florida State Board of Education Capital Outlay G.O. Unlimited Refunding Bonds, Escrowed to Maturity, 9.13%, 6/1/14	325	416

Florida State Board of Education Capital Outlay G.O. Unlimited Refunding Bonds, Series D, 5.50%, 6/1/19	5,000	5,831

Florida State Broward County G.O. Unlimited Bonds, Escrowed to Maturity, 10.00%, 7/1/14	15,950	18,938

Florida State Department of Transportation Right of Way G.O. Unlimited Bonds, 5.25%, 7/1/37	5,000	5,266

Florida State Municipal Power Agency Revenue Bonds, Series A, All Requirements Power, 6.25%, 10/1/31	3,000	3,375

Miami-Dade County Aviation Revenue Bonds, Series A, Miami International Airport, 5.38%, 10/1/35	5,000	5,054

Miami-Dade County School Board COP, Series A (BHAC-CR FSA-CR AMBAC Insured), 5.00%, 11/1/31	2,500	2,559

Miami-Dade County Water and Sewer System Revenue Bonds (AGM Insured), 5.00%, 10/1/39	11,500	11,537

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	78	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 94.7% – continued

Florida – 8.4% – continued

Orlando & Orange County Expressway Authority Revenue Bonds, Series B (BHAC-CR AMBAC Insured), 5.00%, 7/1/35	$3,375	$3,413

Orlando Utilities Commission Water & Electric Subordinate Revenue Refunding Bonds, Series D, Escrowed to Maturity, 6.75%, 10/1/17	7,700	9,167
Sunrise Utility System Revenue Refunding Bonds, Series A (AMBAC Insured), 5.50%, 10/1/15	4,890	5,421
		89,454

Georgia – 1.8%

Athens-Clarke County Unified Government Water & Sewer Revenue Bonds, 5.50%, 1/1/38	7,500	8,109

Gainesville & Hall County Development Authority Revenue Bonds, Series C, Senior Living Facilities-Lanier Village, 7.25%, 11/15/29	2,000	2,036

Georgia Municipal Electric Authority Power Revenue Bonds, Series B, Non-Callable Certificates (FGIC-TCRS Insured), 6.38%, 1/1/16	2,300	2,666

Gwinnett County Water & Sewerage Authority Revenue Bonds, Series A (County Gtd. Insured), 4.00%, 8/1/27	5,000	5,058
Private Colleges & Universities Authority Student Housing Revenue Bonds, Series A, Mercer Housing Corp. Project, 6.00%, 6/1/21	1,000	995
		18,864

Hawaii – 1.1%

Hawaii State Airport System Revenue Refunding Bonds, Series B (AMT) (NATL-RE FGIC Insured), 6.00%, 7/1/20	5,000	5,068

Honolulu City & County G.O. Unlimited Bonds, Series D, 5.25%, 9/1/34	1,000	1,082
University of Hawaii Revenue Bonds, Series A, 5.25%, 10/1/34	5,000	5,240
		11,390

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 94.7% – continued

Illinois – 8.0%

Bolingbrook Capital Appreciation G.O. Unlimited Bonds, Series B, Unrefunded Balance (NATL-RE Insured), 2.75%, 1/1/33 (1)	$505	$144

Chicago Midway Airport Revenue Bonds, Series B (NATL-RE Insured), 5.00%, 1/1/31	2,000	1,959

Chicago O’Hare International Airport Third Lien General Revenue Bonds, Series B-2 (AMT) (XLCA Insured), 6.00%, 1/1/29	11,000	11,463

Illinois Educational Facilities Authority Revenue Bonds, Northwestern University, 5.00%, 12/1/38	8,920	9,132

Illinois Educational Facilities Authority Student Housing Revenue Bonds, Educational Advancement Fund University Center Project, Prerefunded, 6.00%, 5/1/12	750	835

Illinois Finance Authority Revenue Bonds, Series A, Art Institute Chicago, 6.00%, 3/1/38	3,500	3,718

Illinois Municipal Electric Agency Power Supply Revenue Bonds, Series A (NATL-RE FGIC Insured), 5.25%, 2/1/27	5,000	5,212

Illinois State Build Illinois Revenue Bonds, Series A, 4.25%, 6/15/25	3,000	2,905

Illinois State G.O. Unlimited Bonds (NATL-RE FGIC Insured), 5.38%, 6/1/24	1,500	1,515

Illinois State Sales TRB, 5.25%, 6/15/24	5,000	5,240

Illinois State Toll Highway Authority Revenue Bonds, Series B, 5.50%, 1/1/33	6,500	6,969

Illinois State Toll Highway Authority Revenue Bonds, Series B (BHAC-CR Insured), 5.50%, 1/1/33	5,000	5,351

Metropolitan Pier & Exposition Authority Dedicated State TRB, Series A, McCormick Place Expansion (NATL-RE Insured), 5.25%, 6/15/42	10,000	10,105

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	79	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 94.7% – continued

Illinois – 8.0% – continued

Regional Transportation Authority Revenue Bonds, Series A (AGM G.O. of Authority Insured), 5.75%, 6/1/34	$3,900	$4,290
Regional Transportation Authority Revenue Bonds, Series A (NATL-RE FGIC G.O. of Authority Insured), 6.00%, 7/1/33	15,000	17,151
		85,989

Indiana – 2.7%

Franklin Township Independent School Building Corp. Marion County First Mortgage Revenue Bonds, Prerefunded, 6.50%, 7/15/10	5,000	5,190

Hamilton County Independent Public Building Corp. First Mortgage G.O. Unlimited Bonds, 7.25%, 8/1/13	4,200	4,808

Indiana Municipal Power Agency Power Supply System Revenue Bonds, Series A (NATL-RE Insured), 5.00%, 1/1/42	5,000	4,929

Indiana State Office Building Commission Capital Complex Revenue Bonds, Series B (NATL-RE Insured), 7.40%, 7/1/15	5,620	6,694

Indianapolis Industrial Utilities District Revenue Refunding Bonds, Series B (NATL-RE FGIC Insured), 3.50%, 6/1/18	3,280	3,293

Monroe County Hospital Authority Revenue Bonds, Series B, Bloomington Hospital Obligation Group (AGM Insured), 6.00%, 5/1/29	2,000	2,002
Porter County Jail Building Corp. First Mortgage Revenue Refunding Bonds (AGM Insured), 5.50%, 1/10/24	1,815	2,008
		28,924

Kansas – 0.2%
Wichita Hospital Improvement Facilities Revenue Refunding Bonds, Series III, 6.25%, 11/15/18	1,685	1,755

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 94.7% – continued

Kentucky – 1.0%
Louisville & Jefferson County Metropolitan Sewer District Sewer & Drain System Revenue Bonds, Series A (NATL-RE Insured), 5.50%, 5/15/34	$10,000	$10,472

Louisiana – 0.5%
East Baton Rouge Sewer Commission Revenue Bonds, Series A, 5.25%, 2/1/39	5,000	5,200

Maryland – 0.9%

Maryland State G.O. Unlimited Refunding Bonds, Series C, State & Local Facilities Loan, 5.00%, 11/1/19	4,000	4,651
Maryland State Transportation Authority Revenue Bonds, Transportation Facilities Project, 5.00%, 7/1/21	4,000	4,434
		9,085

Massachusetts – 7.6%

Boston G.O. Unlimited Bonds, Series B (State Aid Withholding), 4.00%, 4/1/20 (2)	3,715	3,964

Massachusetts Bay Transportation Authority Revenue Bonds, Assessment Series A, 5.25%, 7/1/30	7,995	9,144

Massachusetts Bay Transportation Authority Sales TRB, Senior Series A, 5.25%, 7/1/31	2,155	2,441

5.25%, 7/1/33	5,000	5,630

Massachusetts State Development Finance Agency Revenue Bonds, Series O-1, Brandeis University, 5.00%, 10/1/35	1,515	1,536

Massachusetts State G.O. Limited Refunding Bonds, Series B (AMBAC-TCRS-BNY Insured), 5.25%, 8/1/28	19,500	22,451

Massachusetts State G.O. Unlimited Refunding Bonds, Series C (AMBAC Insured), 5.50%, 12/1/23	5,000	5,912

Massachusetts State Health & Educational Facilities Authority Revenue Bonds, Series A, Massachusetts Institute of Technology (G.O. of University Insured), 5.00%, 7/1/19	5,000	5,647

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	80	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 94.7% – continued

Massachusetts – 7.6% – continued

Massachusetts State Health & Educational Facilities Authority Revenue Bonds, Series J1, Partners Healthcare, 5.25%, 7/1/29	$5,000	$5,193

Massachusetts State School Building Authority Dedicated Sales TRB, Series A (AGM Insured), 5.00%, 8/15/30	5,000	5,193

Massachusetts State Water Pollution Abatement Trust Revenue Bonds, Series 14, State Revolving Fund, 5.00%, 8/1/27	10,000	10,935
Massachusetts State Water Pollution Abatement Trust Subordinate Revenue Bonds, Series A, MWRA Program, 6.00%, 8/1/19	3,000	3,685
		81,731

Michigan – 0.1%
Wayne Charter County Airport Revenue Refunding Bonds, Series C (NATL-RE FGIC Insured), 5.38%, 12/1/15	1,000	1,058

Minnesota – 0.6%

Farmington Independent School District No. 192 G.O. Unlimited Bonds, Series B, School Building (AGM School District Credit Program Insured), 5.00%, 2/1/26	5,000	5,265

Minnesota State Housing Finance Agency SFM Revenue Bonds, Series A (NATL-RE Insured), 5.35%, 7/1/17	370	383
Minnesota State Housing Finance Agency SFM Revenue Bonds, Series F, 5.70%, 1/1/17	580	586
		6,234

Mississippi – 0.6%

Jackson State University Educational Building Corp. Revenue Bonds, Campus Facilities Project (AGM Insured), 5.00%, Mandatory Put 3/1/15	5,910	6,734
Mississippi Home Corp. SFM Revenue Bonds, Series C-2 (AMT) (GNMA/FNMA/FHLMC Insured), 5.40%, 6/1/38	50	52
		6,786

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 94.7% – continued

Nevada – 0.9%

Clark County G.O. Limited Bonds, (AGM-CR AMBAC Insured), 5.00%, 11/1/30	$4,840	$4,943
Clark County Passenger Facility Charge Revenue Bonds, Series A, Las Vegas-McCarran International Airport, 5.00%, 7/1/30	5,000	4,943
		9,886

New Hampshire – 1.1%
New Hampshire Health & Education Facilities Authority Revenue Bonds, Dartmouth College, 5.25%, 6/1/39	10,890	11,761

New Jersey – 4.3%

Garden State Preservation Trust Open Space & Farmland Revenue Bonds, Series 2005-A, (AGM Insured), 5.75%, 11/1/28	12,800	15,565

New Jersey Health Care Facilities Financing Authority Revenue Bonds, Atlantic City Medical, Prerefunded, 6.25%, 7/1/12	445	493

New Jersey State Higher Education Student Assistance Authority Student Loan Revenue Bonds, Series A, 5.38%, 6/1/24	2,500	2,624

5.50%, 6/1/27	5,000	5,219

New Jersey State Transportation Trust Fund Authority Capital Appreciation Revenue Bonds, Series A, Transportation System, 3.65%, 12/15/26 (1)	12,585	4,986

3.45%, 12/15/29 (1)	7,500	2,445

New Jersey State Turnpike Authority Growth & Income Securities Revenue Bonds, Series B (AMBAC Insured), 1.33%, 1/1/35 (1)	5,000	3,973
New Jersey Transportation Trust Fund Authority Revenue Bonds, Series A, Transportation System, 5.50%, 12/15/22	10,000	11,134
		46,439

New Mexico – 0.4%
New Mexico Mortgage Finance Authority Revenue Bonds, Series C-2, SFM Class 1 (Collateralized by GNMA/FNMA/FHLMC Securities), 5.00%, 9/1/26	3,885	4,003

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	81	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 94.7% – continued

New York – 10.9%

Dutchess County IDA Civic Facilities Revenue Bonds, Bard College Civic Facilities, Prerefunded, 5.75%, 8/1/10	$2,000	$2,055

Long Island Power Authority Electric System General Revenue Bonds, Series A, 6.00%, 5/1/33	10,000	11,259

Long Island Power Authority Electric System Revenue Bonds, Series A, 6.25%, 4/1/33	5,000	5,749

Metropolitan Transportation Authority Dedicated Tax Fund Revenue Bonds, Series A, 5.50%, 11/15/39	10,000	10,627

New York City G.O. Unlimited Bonds, Series A, Unrefunded Balance, 6.00%, 5/15/30	50	51

New York City Municipal Water Finance Authority Water & Sewer System Revenue Bonds, Series B, 5.00%, 6/15/22	1,000	1,069

New York City Municipal Water Finance Authority Water & Sewer System Revenue Bonds, Series B, Unrefunded Balance, 6.00%, 6/15/33	1,160	1,184

New York City Transitional Finance Authority Revenue Bonds, Series B, Future Tax Secured, Prerefunded, 6.00%, 5/15/10	4,000	4,068

New York City Transitional Finance Authority Revenue Bonds, Series E, Future Tax Secured (NATL-RE FGIC Insured), 5.25%, 2/1/17	5,000	5,483

New York State Dormitory Authority Non State Supported Debt Revenue Bonds, Series A, New York University, 5.25%, 7/1/34	2,500	2,672

New York State Dormitory Authority Non State Supported Debt Revenue Bonds, Series B, School Districts Financing Program (Assured Guaranty State Aid Withholding), 5.25%, 10/1/23	5,000	5,508

New York State Dormitory Authority State Personal Education Income TRB, Series B, 5.75%, 3/15/36	10,000	11,258

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 94.7% – continued

New York – 10.9% – continued

New York State Dormitory Authority State Personal Education Income TRB, Series F, 5.00%, 3/15/30	$10,000	$10,413

New York State Thruway Authority State Personal Transportation Income TRB, Series A, 5.25%, 3/15/21	5,000	5,554

Sales Tax Asset Receivable Corp. Revenue Bonds, Series A (AMBAC Insured), 5.00%, 10/15/32	5,000	5,176

Sales Tax Asset Receivable Corp. Revenue Bonds, Series A (NATL-RE Insured), 5.25%, 10/15/19	5,000	5,539

5.00%, 10/15/24	10,000	10,818

Tobacco Settlement Financing Corp. Revenue Bonds, Asset-Backed Series B-1C, 5.50%, 6/1/18	5,000	5,374

5.50%, 6/1/19	2,500	2,702

Triborough Bridge & Tunnel Authority General Revenue Refunding Bonds, Series B (G.O. of Authority Insured), 5.00%, 11/15/32	5,000	5,109
Triborough Bridge & Tunnel Authority Revenue Bonds, Series C (G.O. of Authority Insured), 5.00%, 11/15/26	5,000	5,380
		117,048

North Carolina – 2.4%

Cape Fear Public Utility Authority Water & Sewer Systems Revenue Bonds, 5.00%, 8/1/35	2,000	2,099

Charlotte Water & Sewer System Revenue Bonds, 4.75%, 7/1/33	10,000	10,486

North Carolina Eastern Municipal Power Agency Power System Revenue Bonds, Series A, Escrowed to Maturity, 6.50%, 1/1/18	2,655	3,333

North Carolina Eastern Municipal Power Agency Power System Revenue Bonds, Series B, 5.00%, 1/1/26	2,250	2,322

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	82	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 94.7% – continued

North Carolina – 2.4% – continued

North Carolina Eastern Municipal Power Agency Power System Revenue Refunding Bonds, Series B (NATL-RE-IBC Insured), 6.00%, 1/1/22	$6,015	$6,932
		25,172

Ohio – 0.3%

Cleveland Airport System Revenue Bonds, Series A (AMBAC Insured), 5.00%, 1/1/23	3,000	3,067

Ohio Housing Finance Agency Mortgage Revenue Bonds, Series C (AMT), Residential Mortgage-Backed Securities (Collateralized by GNMA Securities), 5.15%, 3/1/13	465	471
Plain Local School District G.O. Unlimited Bonds, Unrefunded Balance (NATL-RE FGIC Insured), 6.00%, 12/1/25	190	196
		3,734

Oklahoma – 0.5%

McGee Creek Authority Water Revenue Bonds (NATL-RE Insured), 6.00%, 1/1/13	3,270	3,429
Payne County Economic Development Authority Student Housing Revenue Bonds, Series A, Collegiate Housing Foundation, Prerefunded, 6.38%, 6/1/11	2,000	2,134
		5,563

Oregon – 0.0%
Oregon State Housing & Community Services Department Mortgage Revenue Bonds, Series E, SFM Program (FHA MTGS Insured), 6.15%, 7/1/30	230	232

Pennsylvania – 2.4%

Pennsylvania State G.O. Unlimited Bonds, Second Series, 5.13%, 2/15/23	5,000	5,607

Pennsylvania State Higher Educational Facilities Authority Revenue Bonds, Thomas Jefferson University, 5.00%, 3/1/40	1,750	1,769

Pennsylvania State Higher Educational Facilities Authority Student Housing Revenue Bonds, Series A, Student Association, Inc. Project, 6.75%, 9/1/32	1,475	1,400

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 94.7% – continued

Pennsylvania – 2.4% – continued

Pennsylvania State Turnpike Commission Subordinate Revenue Bonds, Series B, 5.25%, 6/1/39	$11,500	$11,717
Philadelphia G.O. Unlimited Refunding Bonds, Series A (AGM Insured), 5.00%, 8/1/18	5,000	5,399
		25,892

Puerto Rico – 1.5%

Puerto Rico Commonwealth Highway & Transportation Authority Transportation Revenue Bonds, Series B, Prerefunded, 6.00%, 7/1/10	2,000	2,048

Puerto Rico Public Finance Corp. Revenue Bonds, Series E, Commonwealth Appropriation Bond (AMBAC Insured), Escrowed to Maturity, 5.50%, 8/1/27	2,500	2,993

Puerto Rico Sales Tax Financing Corp. First Subordinate Sales TRB, Series A, 5.38%, 8/1/39	5,000	5,124
Puerto Rico Sales Tax Financing Corp. First Subordinate Sales TRB, Series A, 6.38%, 8/1/39	5,000	5,567
		15,732

South Carolina – 2.0%

Piedmont Municipal Power Agency Electric Revenue Bonds, Series 04, Unrefunded Balance (BHAC-CR MBIA Insured), 5.38%, 1/1/25	5,995	6,435

Richland County School District No. 2 G.O. Unlimited Bonds, Series A (SCSDE Insured), 5.00%, 2/1/23	2,500	2,783
South Carolina State Public Service Authority Revenue Bonds, Series A, Santee Cooper, 5.50%, 1/1/38	11,500	12,444
		21,662

South Dakota – 0.2%
Rapid City Water Revenue Bonds, 5.25%, 11/1/39	2,500	2,513

Texas – 7.1%

Dallas Area Rapid Transit Sales TRB, Senior Lien, 4.75%, 12/1/30	2,500	2,541

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	83	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 94.7% – continued

Texas – 7.1% – continued

Dallas Independent School District School Building G.O. Unlimited Bonds (PSF Gtd.), 6.38%, 2/15/34	$5,000	$5,859

Dallas-Fort Worth International Airport Joint Revenue Bonds, Series A (AMT) (NATL-RE Insured), 5.50%, 11/1/20	835	865

Grand Prairie Independent School District Capital Appreciation G.O. Unlimited Refunding Bonds, 3.68%, 8/15/29(1)	12,505	3,755

Lower Colorado River Authority Revenue Refunding And Improvement Bonds, Series A, 6.25%, 5/15/31	10,000	11,150

Sam Rayburn Municipal Power Agency Revenue Refunding Bonds, 6.00%, 10/1/16	1,000	1,050

6.00%, 10/1/21	1,250	1,282

San Antonio Electric & Gas System Revenue Bonds, Junior Lien, 3.63%, Mandatory Put 12/1/10	7,500	7,664

San Jacinto Community College District G.O. Limited Tax Bonds, 5.13%, 2/15/38	5,000	5,205

Texas State Tax And Revenue Anticipation Notes, 2.50%, 8/31/10	25,000	25,230

Texas State Veterans Housing Assistance G.O. Unlimited Bonds, Series C (AMT), Fund II, 6.10%, 6/1/21	3,000	3,005

University of Texas Permanent University Fund Revenue Refunding Bonds, Series B, 5.25%, 7/1/26	6,745	7,886

Waxahachie Independent School District Capital Appreciation G.O. Unlimited Bonds, Unrefunded Balance (PSF Gtd.), 3.95%, 8/15/16 (1)	240	162

3.36%, 8/15/23 (1)	190	80

2.98%, 8/15/28 (1)	305	91
2.85%, 8/15/30 (1)	320	84
		75,909

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 94.7% – continued

Utah – 0.5%
Utah Transit Authority Sales TRB, Series A (AGM Insured), 5.00%, 6/15/36	$5,000	$5,236

Washington – 1.1%

Washington State G.O. Unlimited Bonds, Series B & AT-7, 6.40%, 6/1/17	5,200	6,234
Washington State Motor Vehicle Fuel G.O. Unlimited Bonds, Series 2010B, 5.00%, 8/1/32	5,000	5,286
		11,520
Total Municipal Bonds
(Cost $976,692)		1,012,703

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 4.8%

Northern Institutional Funds – Tax-Exempt Portfolio (3)(4)	51,837,286	$51,837
Total Investment Companies
(Cost $51,837)		51,837
Total Investments – 99.5%
(Cost $1,028,529)		1,064,540

Other Assets less Liabilities – 0.5%		5,247
NET ASSETS – 100.0%		$1,069,787

(1)	Zero coupon bond reflects effective yield on the date of purchase.
(2)	When-Issued Security.
(3)	Investment in affiliated Portfolio. Northern Trust Investments, N.A. is an investment adviser of the Fund and an investment adviser to the Northern Institutional Funds.
(4)	The Fund had approximately $51,837,000 of net purchases in the Tax-Exempt Portfolio of the Northern Institutional Funds during the fiscal year ended March 31, 2010.

Percentages shown are based on Net Assets.

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	84	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

At March 31, 2010, the industry sectors (unaudited) for the Tax-Exempt Fund were:

INDUSTRY SECTOR	% OF INVESTMENTS
General	21.6%
General Obligation	15.8
Higher Education	7.8
Power	9.5
School District	6.1
Transportation	8.7
Water	10.5
All other sectors less than 5%	20.0
Total	100.0%

At March 31, 2010, the credit quality distribution (unaudited) for the Tax-Exempt Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	%
AAA	36.2%
AA	35.3
A	16.1
BBB	1.3
Not rated	0.7
SP1/MIG1	6.0
Short-Term	4.4

Total	100.0%

* Standard and Poor’s Rating Services

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Tax-Exempt Fund’s investments, which are carried at fair value, as of March 31, 2010:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)

Municipal Bonds	$–	$1,012,703(1)	$–	$1,012,703

Investment Companies	51,837	–	–	51,837

Total Investments	$51,837	$1,012,703	$–	$1,064,540

(1) Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	85	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

ABBREVIATIONS AND OTHER INFORMATION	MARCH 31, 2010

EXPLANATION OF ABBREVIATIONS USED THROUGHOUT THE SCHEDULES OF INVESTMENTS

ACA	American Capital Access	ICC	Insured Custody Certificate
AGC	Assured Guaranty Corporation	IDA	Industrial Development Authority
AGM	Assured Guaranty Municipal Corporation	IDR	Industrial Development Revenue
AMBAC	American Municipal Bond Assurance Corporation	LOC	Letter of Credit
AMT	Alternative Minimum Tax	NATL-RE	National Public Finance Guarantee Corporation
BHAC	Berkshire Hathaway Assurance Corporation	MBIA	Municipal Bond Insurance Association
COP	Certificate of Participation	MTGS	Mortgages
CR	Custody Receipt	MWRA	Massachusetts Water Resources Authority
FGIC	Financial Guaranty Insurance Corporation	PCF	Pollution Control Financing
FHA	Federal Housing Authority	PCR	Pollution Control Revenue
FHLMC	Freddie Mac	PFA	Public Finance Authority
FNMA	Fannie Mae	PSF	Permanent School Fund
FSA	Financial Security Assurance	Q-SBLF	Qualified - School Bond Loan Fund
FSB	Federal Savings Bank	SCSDE	South Corolina School District Enhancement
GNMA	Government National Mortgage Association	SFM	Single Family Mortgage
G.O.	General Obligation	TCRS	Transferable Custodial Receipts
Gtd.	Guaranteed	TRB	Tax Revenue Bonds
HUD	Housing and Urban Development	VRDB	Variable Rate Demand Bonds
IBC	Insured Bond Certificates	XLCA	XL Capital Assurance

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes/zero coupon bonds, for floating rate securities, the current reset rate or, for interest-only or principal only securities, the current effective yield.

Maturity dates represent the stated date on the security, the next interest reset/puttable date for floating and variable rate securities or the prerefunded date for these types of securities.

Prerefunding is a procedure in which a bond issuer floats a second bond in order to pay off the first bond at the first call date. The proceeds from the sale of the second bond are invested, usually in Treasury securities, that will mature at the first call date of the first bond issue. Those first bonds are said to be prerefunded after this operation has taken place.

TAX-EXEMPT FIXED INCOME FUNDS	86	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

NOTES TO THE FINANCIAL STATEMENTS	MARCH 31, 2010

1. ORGANIZATION

Northern Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust includes 44 portfolios as of March 31, 2010, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Arizona Tax-Exempt, California Intermediate Tax-Exempt, California Tax-Exempt, High Yield Municipal, Intermediate Tax-Exempt, Short-Intermediate Tax-Exempt, and Tax-Exempt Funds (each, a “Fund” and collectively, the “Funds”) are separate investment portfolios of the Trust, all of which are diversified portfolios except for the Arizona Tax-Exempt, California Intermediate Tax-Exempt and California Tax-Exempt Funds, which are non-diversified portfolios of the Trust. Non-diversified portfolios may invest a relatively high percentage of their net assets in obligations of a limited number of issuers. Each of the Funds is presented herein.

Northern Trust Investments, N.A. (“NTI”), a subsidiary of The Northern Trust Company (“Northern Trust”), serves as the investment adviser for each of the Funds. Northern Trust serves as the custodian, fund accountant and transfer agent for the Trust. NTI serves as the Trust’s administrator. Northern Funds Distributors, LLC is the Trust’s distributor.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles or “GAAP.” The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

A) VALUATION OF SECURITIES Securities are valued at their fair value. Securities traded on U.S. securities exchanges or in the NASDAQ National Market System are principally valued at the regular trading session closing price (generally, 3:00 p.m. Central time) on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the NASDAQ National Market System are also generally valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities. Such prices may be determined taking into account securities prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities.

The values of securities of foreign issuers are generally based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities.

Shares of open-end investment companies are valued at net asset value (“NAV”). Spot and forward foreign currency exchange contracts are generally valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker-provided prices, as are swaps, caps, collars and floors. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments are valued at amortized cost, which the investment adviser has determined, pursuant to the Board of Trustees’ authorization, approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by the investment adviser under the supervision of the Board of Trustees. The Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of market values normally used by a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance. This may occur particularly with respect to certain foreign securities held by a Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Fund’s NAV is calculated. The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) CREDIT ENHANCEMENTS Certain investments owned by the Funds are covered by insurance issued by private insurers, are backed by an escrow or trust containing U.S. Government securities or U.S. Government agency securities, or are otherwise supported by letters of credit, standby purchase agreements or other liquidity facilities. Such enhancements may ensure the timely payment of the security’s principal and interest or may shorten the security’s maturity. However, such enhancements do not guarantee the market value of the securities or the value of a Fund’s shares.

Additionally, there is no guarantee that an insurer will meet its obligations. For example, the insurers’ exposure to securities involving sub-prime mortgages may cause a municipal bond insurer’s rating to be downgraded or may cause the bond insurer

NORTHERN FUNDS ANNUAL REPORT	87	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

to become insolvent, which may affect the prices and liquidity of municipal obligations insured by the insurer.

C) WHEN-ISSUED/DELAYED DELIVERY SECURITIES Certain Funds may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into the commitment to purchase a security, the transaction is recorded and the value of the commitment is reflected in the NAV. The value of the commitment may vary with market fluctuations. No interest accrues to the Fund until settlement takes place. At the time the Fund enters into this type of transaction, it is required to segregate collateral or designate on its books and records cash or other liquid assets at least equal to the amount of the commitment. At March 31, 2010, the aggregate market value of securities segregated to cover such commitments was approximately $213,207,000, $123,493,000, $224,308,000, $398,345,000, $288,710,000 and $278,571,000 for the California Intermediate Tax-Exempt, California Tax-Exempt, High Yield Municipal, Intermediate Tax-Exempt, Short-Intermediate Tax-Exempt, and Tax-Exempt Funds, respectively. When-issued securities at March 31, 2010, if any, are noted in each of the Fund’s Schedule of Investments and in aggregate, in each Fund’s Statement of Assets and Liabilities.

D) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. Certain Funds received dividend income from investments in investment companies during the fiscal year ended March 31, 2010. Dividend income is recognized on the ex-dividend date. The Funds’ income may be subject to certain state and local taxes and, depending on an individual shareholder’s tax status, the federal alternative minimum tax. Cost of investments includes amortization of premiums and accretion of discounts.

E) EXPENSES Each Fund is charged for those expenses that are directly attributable to that Fund. Expenses incurred which do not specifically relate to an individual Fund are allocated among all Funds in the Trust in proportion to each Fund’s relative net assets.

F) DISTRIBUTIONS TO SHAREHOLDERS Distributions of

dividends from net investment income are declared and paid as follows:

	DECLARATION FREQUENCY	PAYMENT FREQUENCY
Arizona Tax-Exempt	Daily	Monthly
California Intermediate Tax-Exempt	Daily	Monthly
California Tax-Exempt	Daily	Monthly
High Yield Municipal	Daily	Monthly
Intermediate Tax-Exempt	Daily	Monthly
Short-Intermediate Tax-Exempt	Daily	Monthly
Tax-Exempt	Daily	Monthly

Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The timing and character of distributions determined in accordance with federal income tax regulations may differ from financial statement amounts determined in accordance with GAAP due to differences in the treatment and recognition of investment income and realized gains and losses. These differences are primarily related to the deferral of certain realized losses and capital loss carryforwards. Inherent differences in the recognition of income and capital gains for federal income tax purposes, which are permanent, may result in periodic reclassifications in the Funds’ capital accounts. These reclassifications have no impact on the total net assets or the NAVs of the Funds.

At March 31, 2010, the following reclassifications were recorded:

Amounts in thousands	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED UNDISTRIBUTED NET REALIZED GAINS	CAPITAL STOCK
High Yield Municipal	$—	$535		$(535)

G) FEDERAL INCOME TAXES No provision for federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

TAX-EXEMPT FIXED INCOME FUNDS	88	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

MARCH 31, 2010

For the period subsequent to October 31, 2009, through the fiscal year ended March 31, 2010, the following Funds incurred net capital losses for which the Funds intend to treat as having been incurred in the next fiscal year:

Amounts in thousands
California Intermediate Tax-Exempt	$102
California Tax-Exempt	35
High Yield Municipal	3,361

At March 31, 2010, the capital loss carryforwards for U.S. federal income tax purposes and their respective years of expiration were as follows:

Amounts in thousands	MAR 31, 2011	MAR 31, 2013	MAR 31, 2014	MAR 31, 2015	MAR 31, 2016	MAR 31, 2017	MAR 31, 2018
Arizona Tax-Exempt	$ —	$ —	$ —	$ —	$53	$109	$ —
California Intermediate Tax-Exempt	—	—	—	—	—	850	—
High Yield Municipal	107	513	184	358	2,584	13,307	24,430

The Funds in the above table may offset future capital gains with these capital loss carryforwards.

At March 31, 2010, the tax components of undistributed net investment income, undistributed realized gains and unrealized gains (losses) were as follows:

	UNDISTRIBUTED
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	UNREALIZED GAINS/ (LOSSES)
Arizona Tax-Exempt	$73	$ —	$ —	$3,265
California Intermediate Tax-Exempt	163	1	—	4,756
California Tax-Exempt	117	1	—	4,177
High Yield Municipal	636	5	—	(9,285)
Intermediate Tax-Exempt	936	6,779	3,336	24,502
Short-Intermediate Tax-Exempt	351	42	225	21,947
Tax-Exempt	698	1	4,739	36,011

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2010 was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Arizona Tax-Exempt	$3,481	$25	$ —
California Intermediate Tax-Exempt	7,358	30	—
California Tax-Exempt	6,052	96	—
High Yield Municipal	23,544	189	—
Intermediate Tax-Exempt	43,110	9,296	2,965
Short-Intermediate Tax-Exempt	17,540	—	239
Tax-Exempt	38,791	63	994

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2009, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Arizona Tax-Exempt	$3,284	$29	$ —
California Intermediate Tax-Exempt	5,765	17	—
California Tax-Exempt	5,439	75	—
High Yield Municipal	18,281	48	—
Intermediate Tax-Exempt	31,135	19	—
Short-Intermediate Tax-Exempt	8,681	46	—
Tax-Exempt	31,776	—	—

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

As of March 31, 2010, no Fund had uncertain tax positions that would require financial statement recognition or disclosure. The Funds’ federal tax returns filed for the fiscal years ended March 31, 2007 through March 31, 2009 remain subject to examination by the Internal Revenue Service.

3. BANK BORROWINGS

The Trust has entered into a $100,000,000 revolving bank credit agreement administered by Deutsche Bank AG for liquidity and other purposes. The interest rate charged under the agreement depends on the type of loan. For base rate loans, the interest rate is the sum of the applicable margin (either 0.75 percent or zero) and the highest of (i) 0.50 percent in excess of the Federal Funds Rate, (ii) 1.00 percent in excess of the Adjusted London

NORTHERN FUNDS ANNUAL REPORT	89	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

Interbank Offered Rate (LIBOR) and (iii) the prime lending rate. For LIBOR loans, the interest rate is the sum of the applicable margin (0.75 percent) and the LIBOR then in effect. For an Interbank Offered Rate (“IBOR”) loan, the interest rate is the sum of the applicable margin (0.75 percent) and the IBOR then in effect. In addition, there is an annual commitment fee of 12 basis points on the unused portion of the credit line under the agreement, payable quarterly in arrears, which is included in Other expenses on the Statements of Operations, if applicable. The agreement will expire on December 9, 2010, unless renewed.

At March 31, 2010, the Funds did not have any outstanding loans.

The Funds did not incur any interest expense during the fiscal year ended March 31, 2010.

4. INVESTMENT ADVISORY AND OTHER AGREEMENTS

As compensation for advisory services and the assumption of related expenses, the investment adviser is entitled to receive a fee, computed daily and payable monthly, at annual rates set forth in the following tables (expressed as a percentage of each Fund’s respective average daily net assets). During the fiscal year ended March 31, 2010, the investment adviser agreed to reimburse the Funds for certain expenses as shown on the accompanying Statements of Operations to adhere to the expense limitations set forth below. The annual advisory fees and expense limitations for the Funds for the fiscal year ended March 31, 2010, were as follows:

	CONTRACTUAL RATE	EXPENSE LIMITATIONS
Short-Intermediate Tax-Exempt	0.50%	0.70%

	CONTRACTUAL RATE
	FIRST $1.5 BILLION	NEXT $1 BILLION	OVER $2.5 BILLION	EXPENSE LIMITATIONS
Arizona Tax-Exempt	0.55%	0.52%	0.50%	0.75%
California Intermediate Tax-Exempt	0.55%	0.52%	0.50%	0.75%
California Tax-Exempt	0.55%	0.52%	0.50%	0.75%
High Yield Municipal	0.65%	0.61%	0.59%	0.85%
Intermediate Tax-Exempt	0.55%	0.52%	0.50%	0.75%
Tax-Exempt	0.55%	0.52%	0.50%	0.75%

The reimbursements described above are voluntary and may be modified or terminated at any time.

As compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of 0.10 percent of the average daily net assets outstanding for the Funds.

For compensation as administrator, NTI is entitled to receive a fee, computed daily and payable monthly, at the annual rate of 0.15 percent of each Fund’s average daily net assets.

NTI also has a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Funds. NTI pays Northern Trust for its sub-administration services out of NTI’s administration fees.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Funds have entered into an expense off-set arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. Custodian credits, if any, are reflected in the Funds’ Statements of Operations.

Northern Funds Distributors, LLC, the distributor for the Funds, received no compensation from the Funds under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Funds. The Trust provides a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are included in Trustee fees on the Statements of Assets and Liabilities. Each Trustee’s account shall be deemed to be invested in shares of the Diversified Assets Portfolio and/or Global Tactical Asset Allocation Portfolio of Northern Institutional Funds and/or at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed-income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

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TAX-EXEMPT FIXED INCOME FUNDS

MARCH 31, 2010

5. SERVICE PLAN

The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions (“Service Organizations”) under which the Service Organizations agree to provide certain administrative support services and, in some cases, personal and account maintenance services for their customers, who are beneficial owners of shares of the Funds. As compensation for services provided pursuant to the Service Plan, the service organizations receive a fee at an annual rate of up to 0.25 percent of the average daily net assets of the Funds beneficially owned by their customers.

These are included in the Statements of Operations under Shareholder servicing fees for the year ended March 31, 2010.

6. RELATED PARTY TRANSACTIONS

Certain Funds currently invest uninvested cash in the Tax-Exempt Portfolio (the “Portfolio”) of Northern Institutional Funds, an investment company which is advised by NTI, pursuant to the terms of an exemptive order issued by the Securities and Exchange Commission (“SEC”). Each Fund bears indirectly a proportionate share of the Portfolio’s operating expenses. These operating expenses include the advisory, administrative, transfer agency and custody fees that the Portfolio pays to NTI and/or its affiliates. The aggregate annual rate of advisory, administration, transfer agency and custody fees payable to the Investment Advisers and/or their affiliates on any assets invested in the Northern Institutional Tax-Exempt Portfolio is 0.35 percent. NTI is currently reimbursing each of the Funds invested in the Portfolio for the advisory fees received by NTI from the Portfolio in respect of each Fund’s assets invested in the Portfolio. The reimbursement is included in Other income on the Statements of Operations. The exemptive order requires the Funds’ Board of Trustees to determine before a vote on the Advisory Agreement that the advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds are not for duplicative services.

7. INVESTMENT TRANSACTIONS

For the fiscal year ended March 31, 2010, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Funds were as follows:

	PURCHASES		SALES
Amounts in thousands	U.S. GOVERNMENT	OTHER	U.S. GOVERNMENT	OTHER
Arizona Tax-Exempt	$ —	$42,251	$ —	$29,428
California Intermediate Tax-Exempt	—	127,744	—	67,641
California Tax-Exempt	—	134,378	—	137,959
High Yield Municipal	—	503,603	—	61,774
Intermediate Tax-Exempt	—	1,541,937	—	1,347,754
Short-Intermediate Tax-Exempt	—	399,345	—	70,347
Tax-Exempt	—	1,212,406	—	1,169,239

The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

At March 31, 2010, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments and the cost basis of securities were as follows:

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET APPRECIATION (DEPRECIATION)	COST BASIS OF SECURITIES
Arizona Tax-Exempt	$3,521	$(256)	$3,265	$97,819
California Intermediate Tax-Exempt	6,120	(1,364)	4,756	263,055
California Tax-Exempt	5,500	(1,323)	4,177	150,538
High Yield Municipal	22,586	(31,871)	(9,285)	812,147
Intermediate Tax-Exempt	30,617	(6,115)	24,502	1,621,971
Short-Intermediate Tax-Exempt	22,945	(998)	21,947	1,302,334
Tax-Exempt	39,168	(3,157)	36,011	1,028,529

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TAX-EXEMPT FIXED INCOME FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued	MARCH 31, 2010

8. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended March 31, 2010, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE IN SHARES	NET INCREASE IN NET ASSETS
Arizona Tax-Exempt	3,656	$37,547	55	$564	(2,359)	$(24,249)	1,352	$13,862
California Intermediate Tax-Exempt	13,518	135,868	39	390	(6,583)	(66,221)	6,974	70,037
California Tax-Exempt	6,685	71,336	158	1,693	(5,647)	(60,163)	1,196	12,866
High Yield Municipal	70,622	555,158	192	1,516	(17,797)	(138,792)	53,017	417,882
Intermediate Tax-Exempt	70,827	728,589	1,774	18,323	(32,833)	(337,723)	39,768	409,189
Short-Intermediate Tax-Exempt	106,223	1,110,209	131	1,370	(51,799)	(541,530)	54,555	570,049
Tax-Exempt	43,298	451,437	647	6,789	(31,451)	(328,131)	12,494	130,095

Transactions in capital shares for the fiscal year ended March 31, 2009, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE IN SHARES	NET INCREASE IN NET ASSETS
Arizona Tax-Exempt	3,618	$35,850	51	$500	(2,155)	$(21,011)	1,514	$15,339
California Intermediate Tax-Exempt	11,414	111,949	31	297	(6,455)	(62,274)	4,990	49,972
California Tax-Exempt	7,653	78,118	96	980	(7,028)	(71,101)	721	7,997
High Yield Municipal	27,065	217,336	190	1,525	(24,184)	(191,790)	3,071	27,071
Intermediate Tax-Exempt	64,189	637,500	290	2,880	(19,312)	(191,193)	45,167	449,187
Short-Intermediate Tax-Exempt	66,702	683,193	48	491	(12,516)	(128,237)	54,234	555,447
Tax-Exempt	40,187	399,940	360	3,586	(21,352)	(211,281)	19,195	192,245

9. NEW ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06, Improving Disclosures about Fair Value Measurements (“ASU 2010-06”). ASU 2010-06 amends ASC 820, Fair Value Measurements and Disclosures (formerly FASB Statement No. 157). Specifically, ASU 2010-06 requires entities to disclose: a) the amounts of significant transfers between Level 1 and Level 2 of the fair value hierarchy and the reasons for these transfers; b) the reasons for any transfers in or out of Level 3; and c) information in the reconciliation of recurring Level 3 measurements about purchases, sales, issuances and settlements on a gross basis. In addition, ASU 2010-06 clarifies the requirement for entities to disclose information about both the valuation techniques and inputs used in estimating Level 2 and Level 3 fair value measurements. Except for the requirement to disclose information about purchases, sales, issuances and settlements in the reconciliation of recurring Level 3 measurements on a gross basis, all ASU 2010-06 disclosure requirements are effective for financial statements issued for interim and annual reporting periods beginning after December 15, 2009. The requirement to separately disclose purchases, sales, issuances and settlements of recurring Level 3 measurements is effective for financial statements issued for interim and annual reporting periods beginning after December 15, 2010. At this time, management is evaluating the implications of ASU 2010-06 and the impact it will have to the Funds’ financial statement disclosures.

10. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure.

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TAX-EXEMPT FIXED INCOME FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Northern Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Arizona Tax-Exempt Fund, California Intermediate Tax-Exempt Fund, California Tax-Exempt Fund, High Yield Municipal Fund, Intermediate Tax-Exempt Fund, Short-Intermediate Tax-Exempt Fund, and Tax-Exempt Fund (collectively, the “Funds”), seven separate portfolios of Northern Funds (the “Trust”), as of March 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds referred to above as of March 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois

May 27, 2010

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TAX-EXEMPT FIXED INCOME FUNDS

TAX INFORMATION	MARCH 31, 2010 (UNAUDITED)

EXEMPT-INTEREST DIVIDENDS During the fiscal year ended March 31, 2010, the percentage of dividends derived from net investment income paid by each of the following Funds as “exempt-interest dividends”, excludable from gross income for Federal income tax purposes were as follows: Arizona Tax-Exempt – 99.30%, California Intermediate Tax-Exempt – 99.59%, California Tax-Exempt – 98.72%, High Yield Municipal Fund – 99.20%, Intermediate Tax-Exempt Fund – 99.83%, Short-Intermediate Tax-Exempt Fund – 100.00% and Tax-Exempt Fund – 99.84%.

CAPITAL GAIN DISTRIBUTION The following Funds made capital gain distributions in December 2009, and hereby designated these long-term capital gain distributions as follows (per share):

Fund	LONG-TERM CAPITAL GAIN 15%
Intermediate Tax-Exempt	$0.0194
Short-Intermediate Tax-Exempt	0.0020
Tax-Exempt	0.0095

TAX-EXEMPT FIXED INCOME FUNDS	94	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

FUND EXPENSES	MARCH 31, 2010 (UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, if any; and (2) ongoing costs, including advisory fees; distribution (12b-1) fees, if any; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2009, through March 31, 2010.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 10/1/09 - 3/31/10” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. If these fees were included, your costs would have been higher. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

ARIZONA TAX-EXEMPT

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/09	ENDING ACCOUNT VALUE 3/31/10	EXPENSES PAID* 10/1/09 - 3/31/10
Actual	0.75%	$1,000.00	$994.00	$3.73
Hypothetical	0.75%	$1,000.00	$1,021.19	$3.78	**

CALIFORNIA INTERMEDIATE TAX-EXEMPT

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/09	ENDING ACCOUNT VALUE 3/31/10	EXPENSES PAID* 10/1/09 - 3/31/10
Actual	0.75%	$1,000.00	$996.10	$3.73
Hypothetical	0.75%	$1,000.00	$1,021.19	$3.78	**

CALIFORNIA TAX-EXEMPT

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/09	ENDING ACCOUNT VALUE 3/31/10	EXPENSES PAID* 10/1/09 - 3/31/10
Actual	0.75%	$1,000.00	$980.30	$3.70
Hypothetical	0.75%	$1,000.00	$1,021.19	$3.78	**

HIGH YIELD MUNICIPAL

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/09	ENDING ACCOUNT VALUE 3/31/10	EXPENSES PAID* 10/1/09 - 3/31/10
Actual	0.85%	$1,000.00	$1,010.50	$4.26
Hypothetical	0.85%	$1,000.00	$1,020.69	$4.28	**

INTERMEDIATE TAX-EXEMPT

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/09	ENDING ACCOUNT VALUE 3/31/10	EXPENSES PAID* 10/1/09 - 3/31/10
Actual	0.75%	$1,000.00	$993.60	$3.73
Hypothetical	0.75%	$1,000.00	$1,021.19	$3.78	**

SHORT-INTERMEDIATE TAX-EXEMPT

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/09	ENDING ACCOUNT VALUE 3/31/10	EXPENSES PAID* 10/1/09 - 3/31/10
Actual	0.70%	$1,000.00	$1,003.60	$3.50
Hypothetical	0.70%	$1,000.00	$1,021.44	$3.53	**

TAX-EXEMPT

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/09	ENDING ACCOUNT VALUE 3/31/10	EXPENSES PAID* 10/1/09 - 3/31/10
Actual	0.75%	$1,000.00	$995.70	$3.73
Hypothetical	0.75%	$1,000.00	$1,021.19	$3.78	**

*	Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the fiscal year ended March 31, 2010. Expenses are calculated by multiplying the annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (182); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent fiscal half year may differ from expense ratios based on one-year data in the Financial Highlights.

**	Hypothetical expenses are based on the Funds’ actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

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TAX-EXEMPT FIXED INCOME FUNDS

TRUSTEES AND OFFICERS

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 66 portfolios in the Northern Funds Complex — Northern Funds offers 44 portfolios and Northern Institutional Funds offers 22 portfolios.* The Northern Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-595-9111.

NON-INTERESTED TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

William L. Bax Age: 66 Trustee since 2005

•  Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003;

•  Director of Big Shoulders Fund since 1997;

•  Director of Children’s Memorial Hospital since 1998;

•  Trustee of DePaul University from 1998 to 2009;

•  Director of Sears Roebuck & Co. (a retail company) from 2003 to 2005;

•  Director of Andrew Corporation (a communications product company) from 2006 to 2008.

• Arthur J. Gallagher & Co. (an insurance brokerage company).

Edward J. Condon, Jr. Age: 69 Trustee since 2000

•  Chairman and CEO of The Paradigm Group, Ltd. (a financial adviser) since 1993;

•  Principal and Co-Founder of Paradigm Capital, Ltd. (a financial adviser) since 1996;

•  Founding Member and Director of the Illinois Venture Capital Association since 2001;

•  Member of the Board of Trustees of Dominican University from 1996 to 2005;

•  Member of the Board of Directors of the Chicago Children’s Museum from 2001 to 2007;

•  Member of the Board of Governors of The Metropolitan Club since 2003;

•  Member of the Board of Advisors of AAVIN Equity Partners (a private equity firm) since 2005;

•  Member of the National Advisory Board of National Domestic Violence Hotline since 2005;

•  Member of the Board of Directors at LightBridge Healthcare Research Inc. (a healthcare-related educational materials provider) since 2006;

•  Member of Advisory Board of Lextech Global Services (a systems engineering services company) since 2009;

•  Private Equity Administrator of Illinois Technology Development Account from 2003 to 2006;

•  Member of Advisory Council of Northwestern Brain Tumor Institute since 2010.

• None

Sharon Gist Gilliam Age: 66 Trustee since 2001

•  Principal Officer, UCG Associates, Inc. (an aviation consulting firm) from 2005 to 2006 and Director from 2005 to 2008;

•  CEO of Chicago Housing Authority from 2006 to 2007;

•  Executive Vice President of Unison-Maximus, Inc. (an aviation and governmental consulting company) from 1989 to 2005.

• None

Sandra Polk Guthman Age: 66 Trustee since 2000

•  Chair and CEO of Polk Bros. Foundation (an Illinois not-for-profit corporation) since 1993;

•  Director of National Public Finance Guarantee Corporation (f/k/a MBIA Insurance Corp. of Illinois) (a municipal bond insurance company) since 1994.

• None

*	Ms. Skinner and Mr. Potter each oversee a total of 59 portfolios in the Northern Funds Complex — 37 portfolios offered by Northern Funds and 22 offered by Northern Institutional Funds.

TAX-EXEMPT FIXED INCOME FUNDS	96	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

MARCH 31, 2010 (UNAUDITED)

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Michael H. Moskow Age: 72 Trustee since 2008

•Vice Chairman and Senior Fellow on the Global Economy at the Chicago Council on Global Affairs since 2007, Member of the Board of Directors since 1995;

•Director of Commonwealth Edison since 2008;

•President and Chief Executive Officer of the Federal Reserve Bank of Chicago from 1994 to 2007;

•Director of Education Corporation of America since 2008;

•Chairman of the Japan America Society of Chicago since 2009;

•Former Chairman and Current Member of the Board of Directors, National Bureau of Economic Research from 1978 to 1991, and since 1993;

•Member of the Board of Trustees of the Northwestern Memorial Foundation since 2004;

•Member of the Board of Directors of the Civic Consulting Alliance since 2002;

•Member of the Board of Directors of the Chicago Workforce Investment Council (f/k/a Chicago LEADS Civic Advisory Board) since 2009;

•Member of the Board of Directors of The Chicago Council on Global Affairs since 1995;

•Member of the Board of Directors of the Council on Foreign Relations from 1998 to 2008;

•Member of the Board of Trustees of Lafayette College since 1996;

•Member of the Board of Directors of the National Futures Association since 2010.

•Discover Financial Services; •Diamond Management and Technology Consultants, Inc. (a management and technology consulting firm); •Taylor Capital Group, Inc. (financial services).

Mary Jacobs Skinner, Esq. Age: 52 Trustee since 1998	•Partner in the law firm of Sidley Austin LLP.	•None

Richard P. Strubel Age: 70 Trustee since 2000 and Chairman since 2008

•Vice Chairman and Director of Cardean Learning Group (formerly UNext, Inc.) (a provider of educational services via the Internet) from 2004 to 2007;

•President, Chief Operating Officer and Director of UNext, Inc. from 1999 to 2004.

•Gildan Activewear, Inc. (an athletic clothing marketing and manufacturing company); •Goldman Sachs Mutual Fund Complex (94 portfolios); •Goldman Sachs Closed-End Funds (2 portfolios).

Casey J. Sylla Age: 66 Trustee since 2008

•Chief Investment Officer, The Allstate Corporation from January to July, 2002;

•Acting Chief Financial Officer, The Allstate Corporation from May to September, 2002;

•Chairman and President of the Allstate Financial Group from 2002 to 2007;

•Chairman of the Investment Committee, Legal and General Investment Management — America, 2007;

•Board member, University of Wisconsin — Eau Claire Foundation from 2006 to present.

•GATX Corporation (transportation services).

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TAX-EXEMPT FIXED INCOME FUNDS

TRUSTEES AND OFFICERS continued

INTERESTED TRUSTEE
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Stephen N. Potter(4) Age: 53 Trustee since 2008

•Director of Northern Trust Global Advisors, Inc. since May 2008;

•Chairman of Northern Trust Investments, N.A. since March 2008;

•President of Northern Trust Global Investments, Ltd. from March 2008 to February 2009;

•Director of Northern Trust Global Investments, Ltd. from February 2000 to February 2009;

•Executive Vice President of Northern Trust Corporation since October 2003;

•Chairman and Chief Executive Officer of Northern Trust Global Services, Ltd. from 2003 to 2008;

•Chief Executive Officer of Europe, the Middle East and Africa at The Northern Trust Company from 2001 to March 2008;

•Managing Director, Institutional Group, Northern Trust Global Investments, Ltd. from 1995 to 2001.

•None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year of the Trust in which he or she attains the age of seventy-two years, except that (a) a Trustee who also serves as an audit committee financial expert for the Trust shall cease to serve as a Trustee as of the last day of the calendar year in which the Trustee attains the age of seventy-three years; and (b) a Trustee who becomes a Trustee at age sixty-eight years or older shall cease to serve as a Trustee as of the last day of the calendar year in which the Trustee attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

(4)	An “interested person,” as defined by the 1940 Act. Mr. Potter is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

TAX-EXEMPT FIXED INCOME FUNDS	98	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

MARCH 31, 2010 (UNAUDITED)

OFFICERS OF THE TRUST(1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Lloyd A. Wennlund Age: 52 50 South LaSalle Street Chicago, IL 60603 President since 2000	Executive Vice President since 2003 and Director since 2001 of Northern Trust Investments, N.A.; Executive Vice President and other positions at The Northern Trust Company and Managing Executive, Mutual Funds for Northern Trust Global Investments since 1994; Director, NT Global Advisors, Inc. since August 2006; President and Director of Northern Trust Securities, Inc. from 1997 to 2009.

Eric K. Schweitzer Age: 48 50 South LaSalle Street Chicago, IL 60603 Vice President since 2000	Senior Vice President at Northern Trust Investments, N.A. since 2001; Senior Vice President at The Northern Trust Company since 2000.

Susan J. Hill Age: 53 50 South LaSalle Street Chicago, IL 60603 Chief Compliance Officer since 2004	Chief Compliance Officer of Northern Trust Company of Connecticut (f/k/a Northern Trust Global Advisors, Inc.) since 2007; Chief Compliance Officer of Northern Trust Investments, N.A. since 2005; Senior Vice President of Northern Trust Investments, N.A. since 2005; Vice President of Northern Trust Investments, N.A. and The Northern Trust Company from 2000 to 2004.

Darlene Chappell Age: 47 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Compliance Officer since May 2009	Anti-Money Laundering Compliance Officer for Northern Trust Investments, N.A., Northern Trust Securities, Inc., Northern Trust Global Advisors, Inc. and The Northern Trust Company of Connecticut since 2009; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Audit Manager — Compliance Department of National Futures Association from 2000 to 2006.

Randal Rein Age: 39 50 South LaSalle Street Chicago, IL 60603 Treasurer since 2008	Vice President of Fund Administration of The Northern Trust Company since 2007; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2007; Manager of Fund Administration at The Northern Trust Company from 2001 to 2002.

Michael Pryszcz Age: 42 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	Vice President of Fund Accounting of The Northern Trust Company since 2005; Second Vice President of Fund Accounting of The Northern Trust Company from 2000 to 2005.

Richard Crabill Age: 41 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	Vice President of Fund Administration of The Northern Trust Company since 2005; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2005.

Craig R. Carberry, Esq. Age: 49 50 South LaSalle Street Chicago, IL 60603 Secretary since 2010	Senior Counsel at The Northern Trust Company since May 2000.

NORTHERN FUNDS ANNUAL REPORT	99	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

TRUSTEES AND OFFICERS continued	MARCH 31, 2010 (UNAUDITED)

NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Owen T. Meacham, Esq. Age: 39 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008	Vice President and Senior Regulatory Administration Attorney of The Northern Trust Company since 2007; Product Strategy and Development Manager of ABN AMRO Asset Management from 2005 to 2007.

Shanna Palmersheim, Esq. Age: 33 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008	Second Vice President and Regulatory Administration Attorney of The Northern Trust Company since 2008; Associate Counsel of Peregrine Financial Group from 2007 to 2008; Senior Treasury Analyst at Harley-Davidson Financial Services from 2005 to 2007; Law Clerk at Paul McAndrew Law Firm from 2004 to 2005; Senior Accountant at State Street Corporation from 1999 to 2002.

(1)	Each Officer serves until his or her resignation, removal, or retirement, or election of his or her successor.

TAX-EXEMPT FIXED INCOME FUNDS	100	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

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NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	101	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

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TAX-EXEMPT FIXED INCOME FUNDS	102	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

INVESTMENT CONSIDERATIONS

TAX-EXEMPT FIXED INCOME FUNDS

AZ TAX-EXEMPT FUND1,3,4

CA INTERMEDIATE TAX-EXEMPT FUND1,3,4

CA TAX-EXEMPT FUND1,3,4

HIGH YIELD MUNICIPAL FUND1,2,4

INTERMEDIATE TAX-EXEMPT FUND1,4

SHORT-INTERMEDIATE TAX-EXEMPT FUND1,4

TAX-EXEMPT FUND1,4

1 Bond Risk: Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

2 High Yield Risk: Although a high yield fund’s yield may be higher than that of fixed income funds that purchase higher-rated securities, the potentially higher yield is a function of the greater risk that a high yield fund’s share price will decline.

3 Regional Investment/Non-Diversification Risk: The geographical concentration of portfolio holdings in this Fund may involve increased risk.

4 Tax-Free/AMT Risk: Tax-exempt funds’ income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

NORTHERN FUNDS ANNUAL REPORT	103	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Funds’ Web site at northernfunds.com or the SEC’s Web site at sec.gov or by calling the Northern Funds Center at 800-595-9111.

TAX-EXEMPT FIXED INCOME FUNDS	104	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

2	PORTFOLIO MANAGEMENT COMMENTARY

10	STATEMENTS OF ASSETS AND LIABILITIES

12	STATEMENTS OF OPERATIONS

14	STATEMENTS OF CHANGES IN NET ASSETS

16	FINANCIAL HIGHLIGHTS

23	SCHEDULES OF INVESTMENTS

EQUITY FUNDS

23	MULTI-MANAGER EMERGING MARKETS EQUITY FUND

30	MULTI-MANAGER GLOBAL REAL ESTATE FUND

34	MULTI-MANAGER INTERNATIONAL EQUITY FUND

41	MULTI-MANAGER LARGE CAP FUND

45	MULTI-MANAGER MID CAP FUND

51	MULTI-MANAGER SMALL CAP FUND

FIXED INCOME FUNDS

57	MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND

73	NOTES TO THE FINANCIAL STATEMENTS

83	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

84	TAX INFORMATION

85	FUND EXPENSES

87	TRUSTEES AND OFFICERS

92	APPROVAL OF SUB-ADVISORY AGREEMENTS

95	INVESTMENT CONSIDERATIONS

96	FOR MORE INFORMATION

The report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds prospectus, which contains more complete information about Northern Funds’ investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance calculations reflect fee waivers and reimbursement in effect. In the absence of fee waivers and reimbursements, total return would have been reduced. Total return is based on net change in net asset value assuming reinvestment of all dividends and distributions.

Performances of the Funds are compared to various market indices. Unlike a mutual fund, the performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.

This report contains certain forward-looking statements about factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Fund management strategies from those currently expected to be employed.

Northern Funds Distributors, LLC,

not affiliated with Northern Trust

NOT FDIC INSURED

May lose value / No bank guarantee

NORTHERN FUNDS ANNUAL REPORT	1	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

MULTI-MANAGER EMERGING MARKETS EQUITY FUND

PORTFOLIO MANAGEMENT COMMENTARY

Equity markets rallied sharply during the 12-month period ended March 31, 2010. Unprecedented government intervention and historically low interest rates helped boost share prices and investor confidence. In some ways, emerging markets could be viewed as a barometer for investor risk appetite during this period as the asset class was bid up strongly, advancing over 81%. Consumer stocks represented the best-performing area of the market, up more than 115%.

During the 12-month period ended March 31, 2010, the Multi-Manager Emerging Markets Equity Fund returned 79.65%, versus the 81.08% return of its benchmark, the MSCI Emerging Markets Index. Stock selection within the Fund was strong, particularly in the financial and consumer areas. Performance for the materials sector was weaker. In addition, a marginal amount of cash held in the Fund for liquidity purposes — less than 2% — detracted from relative performance as the markets moved rapidly upwards. PanAgora was the only sub-adviser to underperform during the period, returning 79.3%. During the Fund’s most recent fiscal year, we made one change to the Fund as Trilogy Global Advisors was added as a fourth sub-adviser. Trilogy manages a high quality growth portfolio that provides a strong complement to the Fund’s other sub-advisers. This change was made as a result of our manager and Fund review process. Trilogy began managing assets for the Fund in mid-March 2010.

During the first phase of the market rally, the Fund’s more diversified and risk-managed approach allowed it to participate but not outperform the robust returns of the market. As we move into the next part of the cycle, the Fund’s focus on risk-adjusted return and strong stock selection should allow the Fund to differentiate itself versus its benchmark and peers. We continue to have conviction in this approach and are constantly reviewing the Fund’s sub-advisers and structure for any areas of improvement.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2010
TOTAL RETURN	ONE YEAR	SINCE INCEPTION
MULTI-MANAGER EMERGING MARKETS EQUITY	79.65%	76.11%

MSCI EMERGING MARKETS INDEX	81.08	73.77

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The MSCI Emerging Markets Index is a free-float adjusted market capitalization index designed to measure the equity market performance in the global emerging markets.

Information about Investment Considerations can be found on page 95.

PORTFOLIO MANAGERS

JESSICA K. HART With Northern Trust since 2000
ANDREW SMITH, CIO, NTCC With Northern Trust since 2000

FUND FACTS (as of 3/31/10)
TICKER SYMBOL	NMMEX
INCEPTION DATE	11/19/08
TOTAL NET ASSETS	$1.9 BILLION
NET ASSET VALUE	$20.85
DIVIDEND SCHEDULE	ANNUALLY
GROSS EXPENSE RATIO	1.55%
NET EXPENSE RATIO	1.48%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

MULTI-MANAGER FUNDS	2	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

MULTI-MANAGER GLOBAL REAL ESTATE FUND

PORTFOLIO MANAGEMENT COMMENTARY

In the 12-month period ended march 31, 2010, equity markets surged. Unprecedented government intervention and historically low interest rates helped to boost share prices and investor confidence. As confidence improved, the share prices of “higher risk” companies were bid up. This activity included very small companies as well as issuers that had been severely penalized during the downturn because of the debt on their balance sheets. Toward the end of 2009 and into 2010, markets began to look toward fundamentals and become less focused on a risk trade. Global REITS were no exception, and over the past 12 months the FTSE® EPRA®/NAREIT® Global Index advanced more than 83% as real estate firms were able to successfully access the capital markets, breathing new life into the sector.

During the 12-month period ended March 31, 2010, the Multi-Manager Global Real Estate Fund returned 80.53% compared with the FTSE EPRA/NAREIT Global Index return of 83.82%. Security selection was very strong during the Fund’s most recent fiscal year, while an overweight allocation to Continental Europe represented a drag on returns. In addition, a marginal amount of cash held in the Fund for liquidity purposes — less than 2% — detracted from relative performance as the markets moved rapidly upwards. ING was the only sub-adviser to underperform during the period as their positions in real estate developers lagged the benchmark. We did not make any manager changes to the Fund during the 12-month period. All four sub-advisers performed within expectations. We continue to monitor the Fund and sub-advisers to ensure that the Fund maintains style neutrality as expected.

During the first phase of the market rally, the Fund’s more diversified and risk-managed approach allowed it to participate but not outperform the robust returns of the market. As we move into the next part of the cycle, the Fund’s focus on risk-adjusted return and strong stock selection should allow the Fund to differentiate itself versus its benchmark and peers. We continue to have conviction in this approach and are constantly reviewing the Fund’s sub-advisers and structure for any areas of improvement.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2010
TOTAL RETURN	ONE YEAR	SINCE INCEPTION
MULTI-MANAGER GLOBAL REAL ESTATE	80.53%	53.83%

FTSE®EPRA® /NAREIT® GLOBAL INDEX	83.82	52.96

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The FTSE®EPRA®/NAREIT® Global Index is a free float-adjusted market capitalization weighted index that is designed to reflect the stock performance of real estate companies and REITs engaged in specific aspects of North American, European and Asian real estate markets.

Information about Investment Considerations can be found on page 95.

PORTFOLIO MANAGERS

JESSICA K. HART With Northern Trust since 2000
ANDREW SMITH, CIO, NTCC With Northern Trust since 2000

FUND FACTS (as of 3/31/10)

TICKER SYMBOL	NMMGX
INCEPTION DATE	11/19/08
TOTAL NET ASSETS	$634 MILLION
NET ASSET VALUE	$17.08
DIVIDEND SCHEDULE	QUARTERLY
GROSS EXPENSE RATIO	1.48%
NET EXPENSE RATIO	1.30%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	3	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

MULTI-MANAGER INTERNATIONAL EQUITY FUND

PORTFOLIO MANAGEMENT COMMENTARY

Over the last nine months of 2009 and the first quarter of 2010, international equity markets staged a dramatic turnaround. Unprecedented worldwide government intervention and historically low interest rate policy by central banks helped to boost share prices and investor confidence. Non-U.S. stocks were no exception as the MSCI ACWI® ex-U.S. Index advanced more than 60%. Japanese stocks represented the weakest segment of the benchmark, up 38%. Emerging markets as a group reached new highs, returning over 82%.

During the 12-month period ended March 31, 2010, the Multi-Manager International Equity Fund returned 47.16%, versus the MSCI ACWI ex-U.S. Index’s return of 60.93%. The Fund’s underperformance was largely driven by an underweight allocation to European financials. From the beginning of March through September 30, 2010, European financials gained nearly 123%. During this run-up, the Fund was significantly underweight the group, with an approximately 7% position, versus the benchmark’s 12% allocation to European financials. The underweight position benefited the Fund during the market downturn, but represented a headwind as that sub-sector bounced back. In addition, the Fund’s overweight to Japan detracted from results as Japan did not enjoy the same turnaround as other markets. Following the third quarter of 2009, the Fund’s relative results began to improve. In the first quarter of 2010, the Fund outperformed the benchmark, with a return of 2.91% versus the benchmark return of 1.58%. We did not make any manager changes to the Fund during the 12-month period. All four sub-advisers performed within expectations. We continue to monitor the Fund and sub-advisers to ensure that the Fund maintains style neutrality as expected.

During the first phase of the market rally, the Fund’s more diversified and risk-managed approach allowed it to participate but not outperform the robust returns of the market. As we move into the next part of the cycle, the Fund’s focus on risk-adjusted return and strong stock selection should allow it to differentiate itself versus its benchmark and peers. We continue to have conviction in this approach and are constantly reviewing the Fund’s sub-advisers and structure for possible areas of improvement.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2010
TOTAL RETURN	ONE YEAR	THREE YEAR	SINCE INCEPTION
MULTI-MANAGER INTERNATIONAL EQUITY	47.16%	–5.43%	0.21%

MSCI ACWI EX-U.S. INDEX	60.93	–4.17	2.61

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The MSCI ACWI Ex-U.S. Index is a free-float adjusted market capitalization index designed to measure the equity performance in the global developed and emerging markets, excluding the U.S.

Information about Investment Considerations can be found on page 95.

PORTFOLIO MANAGERS

JESSICA K. HART With Northern Trust since 2000
ANDREW SMITH, CIO, NTCC With Northern Trust since 2000

FUND FACTS (as of 3/31/10)

TICKER SYMBOL	NMIEX
INCEPTION DATE	06/22/06
TOTAL NET ASSETS	$2.9 BILLION
NET ASSET VALUE	$9.19
DIVIDEND SCHEDULE	ANNUALLY
GROSS EXPENSE RATIO	1.42%
NET EXPENSE RATIO	1.41%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

MULTI-MANAGER FUNDS	4	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

MULTI-MANAGER LARGE CAP FUND

PORTFOLIO MANAGEMENT COMMENTARY

The equity markets bounced back strongly during the Fund’s most recent fiscal year. Unprecedented government intervention and historically low interest rates helped to boost share prices and investor confidence. As confidence improved, the share prices of “higher risk” companies were bid up. Toward the end of 2009 and into 2010, markets began to look toward fundamentals and become less focused on a risk trade. Large-cap stocks represented the weakest group among U.S. equities during the period, but they nevertheless returned 51.60% as measured by the Russell 1000® Index. The Index was led by a rebound in financial stocks, as that sector returned more than 73%.

During the 12-month period ended March 31, 2010, the Multi-Manager Large Cap Fund returned 45.25%, compared with the Russell 1000 Index’s return of 51.60%. While the Fund’s overall sector positioning was marginally positive, stock selection held back results. The Fund was unable to keep place with benchmark returns within the financial sector, where the Fund did not hold the stocks that rebounded most sharply. Metropolitan West was the only sub-adviser to outperform its benchmark, returning over 54% during the period. Value manager Delaware Investments struggled, as their more conservatively positioned portfolio did not fully participate in the strong equity rally. During the period, Delaware returned just over 38%. We did not make any manager changes to the Fund during the 12-month period. All four sub-advisers delivered performance within expectations. We continue to monitor the Fund and sub-advisers to ensure that the Fund maintains style neutrality as expected.

During the first phase of the market rally, the Fund’s more diversified and risk-managed approach allowed it to participate but not outperform the robust returns of the market. As we move into the next part of the market cycle, the Fund’s focus on risk-adjusted return and strong stock selection should allow it to differentiate itself versus its benchmark and peers. We continue to have conviction in this approach and are constantly reviewing the Fund’s sub-advisers and structure for any areas of improvement.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2010
TOTAL RETURN	ONE YEAR	SINCE INCEPTION
MULTI-MANAGER LARGE CAP	45.25%	–7.04%

RUSSELL 1000 INDEX	51.60	–8.13

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Russell 1000 Index is an unmanaged index measuring the performance of the 1,000 largest companies in the Russell 3000 Index. Information about Investment Considerations can be found on page 95.

PORTFOLIO MANAGERS

JESSICA K. HART With Northern Trust since 2000 ANDREW SMITH, CIO, NTCC With Northern Trust since 2000

FUND FACTS (as of 3/31/10)

TICKER SYMBOL	NMMLX
INCEPTION DATE	10/17/07
TOTAL NET ASSETS	$711 MILLION
NET ASSET VALUE	$8.19
DIVIDEND SCHEDULE	QUARTERLY
GROSS EXPENSE RATIO	1.20%
NET EXPENSE RATIO	1.20%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	5	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

MULTI-MANAGER MID CAP FUND

PORTFOLIO MANAGEMENT COMMENTARY

The equity markets found new life during the past 12 months. Unprecedented government intervention and historically low interest rates helped to boost share prices and investor confidence. As confidence improved, the share prices of “higher risk” companies were bid up. This activity included very small companies as well as issuers that had been severely penalized during the downturn because of the debt on their balance sheets. Toward the end of 2009 and into 2010, markets began to look toward fundamentals and become less focused on a risk trade. Mid-cap stocks were no exception, as the Russell Midcap® Index advanced nearly 68% for the period. The Index was led by favorable performance for the consumer discretionary sector, which gained over 86%.

During the 12-month period ended March 31, 2010, the Multi-Manager Mid Cap Fund returned 62.34%, versus the Russell Midcap Index return of 67.72%. Stock selection within the technology sector was strong during the period. However, the Fund did not keep pace with benchmark returns in the industrials and financial sectors, resulting in underperformance for the Fund as a whole. Among sub-advisers, LSV’s deep value style was in favor during the period and LSV returned more than 76%, contributing significantly to return. TCW also performed well, as their higher beta profile benefited the Fund during the strong rally. We did not make any manager changes to the Fund during the 12-month period. All four of the sub-advisers delivered performance within expectations given market conditions. We continue to monitor the Fund and sub-advisers to ensure that the Fund maintains style neutrality as expected.

During the first phase of the market rally, the Fund’s more diversified and risk-managed approach allowed it to participate in but not outperform the stock market’s robust returns. As we move into the next part of the cycle, the Fund’s focus on risk-adjusted return and strong stock selection should allow the Fund to differentiate itself versus its benchmark and peers. We continue to have conviction in this approach and are constantly reviewing the Fund’s sub-advisers and structure for possible areas of improvement.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2010
TOTAL RETURN	ONE YEAR	THREE YEAR	SINCE INCEPTION
MULTI-MANAGER MID CAP	62.34%	–1.69%	1.82%

RUSSELL MIDCAP INDEX	67.72	–3.30	1.77

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Russell Midcap Index is an unmanaged index measuring the performance of the 800 smallest companies in the Russell 1000 Index. Information about Investment Considerations can be found on page 95.

PORTFOLIO MANAGERS

JESSICA K. HART With Northern Trust since 2000 ANDREW SMITH, CIO, NTCC With Northern Trust since 2000

FUND FACTS (as of 3/31/10)

TICKER SYMBOL	NMMCX
INCEPTION DATE	06/22/06
TOTAL NET ASSETS	$588 MILLION
NET ASSET VALUE	$10.14
DIVIDEND SCHEDULE	ANNUALLY
GROSS EXPENSE RATIO	1.20%
NET EXPENSE RATIO	1.20%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

MULTI-MANAGER FUNDS	6	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

MULTI-MANAGER SMALL CAP FUND

PORTFOLIO MANAGEMENT COMMENTARY

During the 12-month period ended March 31, 2010, the equity markets found new life. Unprecedented government intervention and historically low interest rates helped to boost share prices and investor confidence. As confidence improved, the share prices of “higher risk” companies were bid up. This activity included very small companies as well as issuers that had been severely penalized during the downturn because of the debt on their balance sheets. Toward the end of 2009 and into 2010, markets began to look toward fundamentals and become less focused on a risk trade. Small-cap stocks were no exception and over the past 12 months the Russell 2000® Index advanced nearly 63%. The Russell 2000 Index was led by performance in the materials and consumer discretionary sectors, which both gained over 100% during the period.

For the 12-month period ended March 31, 2010, the Multi-Manager Small Cap Fund returned 59.86% versus the Russell 2000 Index’s return of 62.76%. Stock selection in the financial sector was strong, while performance was weaker within the consumer discretionary area. Among sub-advisers, Metropolitan West was by far the best performer, returning over 87% during the period. During the 12-month period, we made one change in the Fund. Sub-adviser William Blair & Co. was terminated in March 2010 and replaced by Riverbridge Partners, which manages a concentrated, high quality growth portfolio. This change was made as a result of our manager and Fund review process. Riverbridge began managing assets for the Fund in mid-March 2010.

During the first phase of the market rally, the Fund’s more diversified and risk-managed approach allowed it to participate in the robust market rally but not outperform. As we move into the next part of the cycle, the Fund’s focus on risk-adjusted return and strong stock selection should allow it to differentiate itself from its benchmark and peers. We continue to have conviction in this approach and are constantly reviewing the Fund’s sub-advisers and structure for any areas of improvement.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2010
TOTAL RETURN	ONE YEAR	THREE YEAR	SINCE INCEPTION
MULTI-MANAGER SMALL CAP	59.86%	–6.11%	–1.24%

RUSSELL 2000 INDEX	62.76	–3.99	1.05

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest of the 3,000 largest U.S. companies, based on market capitalization.

Information about Investment Considerations can be found on page 95.

PORTFOLIO MANAGERS

JESSICA K. HART With Northern Trust since 2000 ANDREW SMITH, CIO, NTCC With Northern Trust since 2000

FUND FACTS (as of 3/31/10)

TICKER SYMBOL	NMMSX
INCEPTION DATE	06/22/06
TOTAL NET ASSETS	$443 MILLION
NET ASSET VALUE	$8.85
DIVIDEND SCHEDULE	ANNUALLY
GROSS EXPENSE RATIO	1.41%
NET EXPENSE RATIO	1.40%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	7	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND

PORTFOLIO MANAGEMENT COMMENTARY

Following the near collapse of the debt market — particularly the high yield market — the last 12 months brought renewed life to the asset class. As investor confidence improved and risk appetite returned, the high yield market advanced significantly, with robust new issuance within the market. Over the past 12 months, the Merrill Lynch High Yield Master II Constrained Index advanced nearly 53%.

In the midst of this robust recovery, we launched the Multi-Manager High Yield Opportunity Fund. The Fund employs two sub-advisers, Stone Harbor Investment Partners and Loomis Sayles & Company, LP. The Fund is constructed to provide diversified exposure to the high yield market and is benchmarked to the Merrill Lynch High Yield Master II Constrained Index. The Fund’s inception date was September 23, 2009. Since its inception through March 31, 2010, the Fund has returned 6.96%, compared with the benchmark return of 11.38%. Much of the underperformance is due to the Fund’s overweight allocation to the B and BB-rated segments of the market, which have underperformed the lower quality CCC-rated segment.

The sub-advisers believe that the CCC-rated segment has become overpriced and that the higher quality portions of the market will offer a better risk-adjusted return on capital going forward. As we move into the next phase of the market cycle, we believe that our focus on risk-adjusted return and individual credit selection will benefit Fund results.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2010
TOTAL RETURN	QUARTER	SINCE INCEPTION
MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND	3.15%	6.96%

MERRILL LYNCH HIGH YIELD MASTER II CONSTRAINED INDEX	4.73	11.38

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

Merrill Lynch High Yield Master II Constrained Index is an unmanaged, market value-weighted index that limits exposure to any given issuer and tracks the public high yield debt market.

Information about Investment Considerations can be found on page 95.

PORTFOLIO MANAGERS

JESSICA K. HART With Northern Trust since 2000 ANDREW SMITH, CIO, NTCC With Northern Trust since 2000

FUND FACTS (as of 3/31/10)

TICKER SYMBOL	NMHYX
INCEPTION DATE	9/23/09
TOTAL NET ASSETS	$420 MILLION
NET ASSET VALUE	$10.41
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO	1.21
NET EXPENSE RATIO	1.10

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

MULTI-MANAGER FUNDS	8	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

THIS PAGE INTENTIONALLY LEFT BLANK

NORTHERN FUNDS ANNUAL REPORT	9	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

Amounts in thousands, except per share data	MULTI-MANAGER EMERGING MARKETS EQUITY FUND	MULTI-MANAGER GLOBAL REAL ESTATE FUND	MULTI-MANAGER INTERNATIONAL EQUITY FUND
ASSETS:
Investments, at cost (1)	$1,576,106	$477,898	$2,632,759
Investments, at value (2)	$1,890,237	$630,898	$2,890,897
Cash	–	75	1,231
Foreign currencies, at value (cost $3,575, $270, $1,374, respectively)	3,583	271	1,376
Dividend income receivable	3,547	1,948	9,368
Interest income receivable	–	–	–
Receivable for foreign tax reclaimable	1	155	1,441
Receivable for securities sold	23,756	2,952	504
Receivable for variation margin on futures contracts	–	–	29
Receivable for fund shares sold	2,476	396	2,273
Receivable from investment adviser	64	26	35
Unrealized gain on forward foreign currency exchange contracts	160	–	965
Prepaid and other assets	1	1	2
Total Assets	1,923,825	636,722	2,908,121
LIABILITIES:
Unrealized loss on forward foreign currency exchange contracts	1	1	216
Payable for securities purchased	25,892	2,602	1,957
Payable for when-issued securities	–	–	–
Payable for variation margin on futures contracts	–	–	–
Payable for fund shares redeemed	951	127	2,342
Payable to affiliates:
Investment advisory fees	417	133	582
Administration fees	53	18	83
Custody and accounting fees	37	13	57
Shareholder servicing fees	–	–	1
Transfer agent fees	36	12	56
Trustee fees	–	–	4
Accrued other liabilities	17	16	50
Total Liabilities	27,404	2,922	5,348
Net Assets	$1,896,421	$633,800	$2,902,773
ANALYSIS OF NET ASSETS:
Capital stock	$1,493,516	$468,373	$3,011,696
Accumulated undistributed net investment income (loss)	(4,375)	1,161	8,473
Accumulated undistributed net realized gain (loss)	93,153	11,279	(376,575)
Net unrealized appreciation	314,127	152,987	259,179
Net Assets	$1,896,421	$633,800	$2,902,773
Shares Outstanding ($.0001 par value, unlimited authorization)	90,954	37,120	315,919
Net Asset Value, Redemption and Offering Price Per Share	$20.85	$17.08	$9.19

(1)	Amounts include cost from the Diversified Assets Portfolio of the Northern Institutional Funds of $81,266, $29,244, $111,659, $32,643 $12,567, $16,336 and $34,294, respectively.
(2)	Amounts include value from the Diversified Assets Portfolio of the Northern Institutional Funds of $81,266, $29,244, $111,659, $32,643, $12,567, $16,336 and $34,294, respectively.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	10	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2010

MULTI-MANAGER LARGE CAP FUND	MULTI-MANAGER MID CAP FUND	MULTI-MANAGER SMALL CAP FUND	MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND

$590,647	$482,621	$382,358	$403,139
$706,614	$583,783	$441,450	$414,802
–	–	–	–
–	–	–	–
998	500	167	–
3	1	1	7,808
–	–	–	–
5,837	8,212	2,694	2,355
–	5	3	–
1,038	540	377	443
4	2	9	47
–	–	–	–
1	1	1	–
714,495	593,044	444,702	425,455

–	–	–	–
3,357	4,725	1,674	625
–	–	–	4,509
50	6	59	–
280	496	220	351
122	103	94	64
20	17	13	12
4	3	5	9
–	1	–	–
14	11	9	8
1	1	1	–
25	17	17	16
3,873	5,380	2,092	5,594
$710,622	$587,664	$442,610	$419,861

$663,672	$542,680	$447,197	$407,037
292	511	(1)	679
(69,534)	(56,701)	(63,773)	480
116,192	101,174	59,187	11,665
$710,622	$587,664	$442,610	$419,861
86,781	57,981	50,043	40,319
$8.19	$10.14	$8.85	$10.41

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	11	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

STATEMENTS OF OPERATIONS

Amounts in thousands	MULTI-MANAGER EMERGING MARKETS EQUITY FUND	MULTI-MANAGER GLOBAL REAL ESTATE FUND
INVESTMENT INCOME:
Dividend income (2)	$18,834 (3)	$12,717 (3)
Interest income	–	5
Other income	136	47
Total Investment Income	18,970	12,769
EXPENSES:
Investment advisory fees	13,003	4,954
Administration fees	1,649	676
Custody fees	1,028	433
Accounting fees	130	64
Transfer agent fees	1,099	451
Registration fees	23	23
Printing fees	15	15
Professional fees	21	21
Shareholder servicing fees	–	–
Trustee fees	6	6
Other	12	10
Total Expenses	16,986	6,653
Less expenses reimbursed by investment adviser	(686)	(798)
Less custodian credits	(1)	–
Net Expenses	16,299	5,855
Net Investment Income (Loss)	2,671	6,914
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on:
Investments	142,638	45,513
Futures contracts	–	–
Foreign currency transactions	(2,096)	(36)
Net change in unrealized appreciation (depreciation) on:
Investments	290,924	152,098
Futures contracts	–	–
Forward foreign currency exchange contracts	146	(1)
Translation of other assets and liabilities denominated in foreign currencies	(210)	(9)
Net Gains	431,402	197,565
Net Increase in Net Assets Resulting from Operations	$434,073	$204,479

(1)	Commenced investment operations on September 23, 2009.
(2)	Amount includes dividend income from Diversified Assets Portfolio of the Northern Institutional Funds of $34, $19, $80, $28, $13, $31 and $7, respectively.
(3)	Net of $2,038, $610, $3,691, $21, $4, $2 and $6, respectively in non-reclaimable foreign withholding taxes.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	12	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEAR OR PERIOD ENDED MARCH 31, 2010

MULTI-MANAGER INTERNATIONAL EQUITY FUND	MULTI-MANAGER LARGE CAP FUND	MULTI-MANAGER MID CAP FUND	MULTI-MANAGER SMALL CAP FUND	MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND(1)

$44,006 (3)	$11,356 (3)	$7,980 (3)	$3,582 (3)	$22 (3)
16	24	17	12	10,768
277	58	26	32	55
44,299	11,438	8,023	3,626	10,845

22,044	5,116	5,089	4,148	1,215
3,128	853	848	566	228
1,902	109	141	112	155
227	77	76	58	26
2,085	568	565	377	152
32	26	22	21	26
19	9	10	12	11
66	21	21	21	13
4	–	2	1	–
15	5	5	5	3
32	13	12	11	4
29,554	6,797	6,791	5,332	1,833
(211)	–	(9)	(52)	(162)
–	(2)	–	–	(1)
29,343	6,795	6,782	5,280	1,670
14,956	4,643	1,241	(1,654)	9,175

(5,284)	(1,314)	24,110	49,164	606
14,021	5,229	7,696	4,184	–
(151)	–	–	–	(8)
591,400	181,101	228,841	108,549	11,663
(1,053)	(481)	(801)	(439)	–
747	–	–	–	–
67	–	–	–	2
599,747	184,535	259,846	161,458	12,263
$614,703	$189,178	$261,087	$159,804	$21,438

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	13	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	MULTI-MANAGER EMERGING MARKETS EQUITY FUND		MULTI-MANAGER GLOBAL REAL ESTATE FUND
Amounts in thousands	2010	2009(1)	2010	2009(1)
OPERATIONS:
Net investment income (loss)	$2,671	$283	$6,914	$2,954
Net realized gains (losses)	140,542	(1,327)	45,477	(18,890)
Net change in unrealized appreciation (depreciation)	290,860	23,267	152,088	899
Net Increase (Decrease) in Net Assets Resulting from Operations	434,073	22,223	204,479	(15,037)
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions	1,247,594	246,127	265,852	202,521
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	1,247,594	246,127	265,852	202,521
DISTRIBUTIONS PAID:
From net investment income	(6,499)	–	(6,630)	(1,753)
From net realized gains	(47,097)	–	(15,326)	(306)
Total Distributions Paid	(53,596)	–	(21,956)	(2,059)
Total Increase (Decrease) in Net Assets	1,628,071	268,350	448,375	185,425
NET ASSETS:
Beginning of period	268,350	–	185,425	–
End of period	$1,896,421	$268,350	$633,800	$185,425
Accumulated Undistributed Net Investment Income (Loss)	$(4,375)	$(51)	$1,161	$47

(1) Commenced investment operations on November 19, 2008.

(2) Commenced investment operations on September 23, 2009.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	14	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS OR PERIODS ENDED MARCH 31,

MULTI-MANAGER INTERNATIONAL EQUITY FUND		MULTI-MANAGER LARGE CAP FUND		MULTI-MANAGER MID CAP FUND		MULTI-MANAGER SMALL CAP FUND		MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND
2010	2009	2010	2009	2010	2009	2010	2009	2010(2)

$14,956	$16,099	$4,643	$2,879	$1,241	$2,467	$(1,654)	$(839)	$9,175
8,586	(373,730)	3,915	(68,237)	31,806	(87,954)	53,348	(97,155)	598
591,161	(325,792)	180,620	(51,235)	228,040	(98,106)	108,110	(23,936)	11,665
614,703	(683,423)	189,178	(116,593)	261,087	(183,593)	159,804	(121,930)	21,438

1,254,729	252,970	196,824	186,238	(48,340)	113,858	52,763	60,260	407,039
1,254,729	252,970	196,824	186,238	(48,340)	113,858	52,763	60,260	407,039

(15,000)	(12,000)	(4,405)	(2,836)	(1,300)	(2,300)	–	–	(8,490)
–	(13,395)	–	–	–	(2,279)	–	(355)	(126)
(15,000)	(25,395)	(4,405)	(2,836)	(1,300)	(4,579)	–	(355)	(8,616)
1,854,432	(455,848)	381,597	66,809	211,447	(74,314)	212,567	(62,025)	419,861

1,048,341	1,504,189	329,025	262,216	376,217	450,531	230,043	292,068	–
$2,902,773	$1,048,341	$710,622	$329,025	$587,664	$376,217	$442,610	$230,043	$419,861
$8,473	$6,630	$292	$52	$511	$591	$(1)	$351	$679

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	15	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

FINANCIAL HIGHLIGHTS

MULTI-MANAGER EMERGING MARKETS EQUITY FUND
Selected per share data	2010	2009(1)
Net Asset Value, Beginning of Period	$12.03	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.05	0.01
Net realized and unrealized gains	9.49	2.02
Total from Investment Operations	9.54	2.03
LESS DISTRIBUTIONS PAID:
From net investment income(2)	(0.09)	–
From net realized gains	(0.63)	–
Total Distributions Paid	(0.72)	–
Net Asset Value, End of Period	$20.85	$12.03
Total Return(3)	79.65%	20.30%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$1,896,421	$268,350
Ratio to average net assets of:(4)
Expenses, net of reimbursements and credits	1.48%	1.50%
Expenses, before reimbursements and credits	1.55%	1.68%
Net investment income, net of reimbursements and credits	0.25%	0.54	%(5)
Net investment income, before reimbursements and credits	0.18%	0.36	%(5)
Portfolio Turnover Rate	115.05%	23.99%

(1)	Commenced investment operations on November 19, 2008.
(2)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(3)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	As the Fund commenced investment operations on November 19, 2008, annualized net investment income ratios may not be reflective of amounts that an investor should expect on an annual basis prospectively.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	16	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS OR PERIODS ENDED MARCH 31,

MULTI-MANAGER GLOBAL REAL ESTATE FUND
Selected per share data	2010	2009(1)
Net Asset Value, Beginning of Period	$9.87	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.23	0.15
Net realized and unrealized gains (losses)	7.66	(0.17)
Total from Investment Operations	7.89	(0.02)
LESS DISTRIBUTIONS PAID:
From net investment income(2)	(0.22)	(0.09)
From net realized gains	(0.46)	(0.02)
Total Distributions Paid	(0.68)	(0.11)
Net Asset Value, End of Period	$17.08	$9.87
Total Return(3)	80.53%	(0.43)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$633,800	$185,425
Ratio to average net assets of:(4)
Expenses, net of reimbursements and credits	1.30%	1.30%
Expenses, before reimbursements and credits	1.48%	1.55%
Net investment income, net of reimbursements and credits	1.53%	3.68	%(5)
Net investment income, before reimbursements and credits	1.35%	3.43	%(5)
Portfolio Turnover Rate	71.54%	55.99%

(1)	Commenced investment operations on November 19, 2008.
(2)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(3)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	As the Fund commenced investment operations on November 19, 2008, annualized net investment income ratios may not be reflective of amounts that an investor should expect on an annual basis prospectively.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	17	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

FINANCIAL HIGHLIGHTS continued

MULTI-MANAGER INTERNATIONAL EQUITY FUND
Selected per share data	2010	2009	2008	2007(1)
Net Asset Value, Beginning of Period	$6.28	$11.15	$11.89	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.03	0.11	0.11	0.03
Net realized and unrealized gains (losses)	2.93	(4.79)	(0.16)	1.89
Total from Investment Operations	2.96	(4.68)	(0.05)	1.92
LESS DISTRIBUTIONS PAID:
From net investment income(2)	(0.05)	(0.09)	(0.10)	(0.03)
From net realized gains	–	(0.10)	(0.59)	–
Total Distributions Paid	(0.05)	(0.19)	(0.69)	(0.03)
Net Asset Value, End of Period	$9.19	$6.28	$11.15	$11.89
Total Return(3)	47.16%	(42.04)%	(0.84)%	19.19%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$2,902,773	$1,048,341	$1,504,189	$1,088,091
Ratio to average net assets of:(4)
Expenses, net of reimbursements and credits	1.41%	1.44%	1.45%	1.45%
Expenses, before reimbursements and credits	1.42%	1.47%	1.47%	1.48%
Net investment income, net of reimbursements and credits	0.71%	1.27%	0.96%	0.47%
Net investment income, before reimbursements and credits	0.70%	1.24%	0.94%	0.44%
Portfolio Turnover Rate	59.84%	69.98%	77.15%	40.59%

(1)	Commenced investment operations on June 22, 2006.
(2)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(3)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.
(4)	Annualized for periods less than one year.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	18	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS OR PERIODS ENDED MARCH 31,

MULTI-MANAGER LARGE CAP FUND
Selected per share data	2010	2009	2008(1)
Net Asset Value, Beginning of Period	$5.68	$8.76	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.06	0.07	0.03
Net realized and unrealized gains (losses)	2.50	(3.08)	(1.24)
Total from Investment Operations	2.56	(3.01)	(1.21)
LESS DISTRIBUTIONS PAID:
From net investment income	(0.05)	(0.07)	(0.03)
From net realized gains	–	–	–
Total Distributions Paid	(0.05)	(0.07)	(0.03)
Net Asset Value, End of Period	$8.19	$5.68	$8.76
Total Return(2)	45.25%	(34.53)%	(12.10)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$710,622	$329,025	$262,216
Ratio to average net assets of:(3)
Expenses, net of reimbursements and credits	1.20%	1.20%	1.20%
Expenses, before reimbursements and credits	1.20%	1.23%	1.36%
Net investment income, net of reimbursements and credits	0.81%	1.01%	1.11%
Net investment income, before reimbursements and credits	0.81%	0.98%	0.95%
Portfolio Turnover Rate	48.85%	57.53%	15.71%

(1)	Commenced investment operations on October 17, 2007.
(2)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.
(3)	Annualized for periods less than one year.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	19	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

FINANCIAL HIGHLIGHTS continued

MULTI-MANAGER MID CAP FUND
Selected per share data	2010	2009	2008	2007(1)
Net Asset Value, Beginning of Period	$6.26	$9.99	$11.25	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.02	0.05	0.03	0.02
Net realized and unrealized gains (losses)	3.88	(3.68)	(0.88)	1.25
Total from Investment Operations	3.90	(3.63)	(0.85)	1.27
LESS DISTRIBUTIONS PAID:
From net investment income	(0.02)	(0.05)	(0.02)	(0.02)
From net realized gains	–	(0.05)	(0.39)	–
Total Distributions Paid	(0.02)	(0.10)	(0.41)	(0.02)
Net Asset Value, End of Period	$10.14	$6.26	$9.99	$11.25
Total Return(2)	62.34%	(36.44)%	(7.91)%	12.67%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$587,664	$376,217	$450,531	$343,971
Ratio to average net assets of:(3)
Expenses, net of reimbursements and credits	1.20%	1.20%	1.20%	1.20%
Expenses, before reimbursements and credits	1.20%	1.21%	1.21%	1.29%
Net investment income, net of reimbursements and credits	0.22%	0.59%	0.29%	0.29%
Net investment income, before reimbursements and credits	0.22%	0.58%	0.28%	0.20%
Portfolio Turnover Rate	103.02%	123.45%	35.17%	16.95%

(1)	Commenced investment operations on June 22, 2006.
(2)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.
(3)	Annualized for periods less than one year.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	20	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS OR PERIODS ENDED MARCH 31,

MULTI-MANAGER SMALL CAP FUND
Selected per share data	2010	2009	2008	2007(1)
Net Asset Value, Beginning of Period	$5.53	$8.90	$11.47	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss	(0.03)	(0.02)	(0.04)	(0.03)
Net realized and unrealized gains (losses)	3.35	(3.34)	(1.80)	1.55
Total from Investment Operations	3.32	(3.36)	(1.84)	1.52
LESS DISTRIBUTIONS PAID:
From net realized gains	–	(0.01)	(0.73)	(0.05)
Total Distributions Paid	–	(0.01)	(0.73)	(0.05)
Net Asset Value, End of Period	$8.85	$5.53	$8.90	$11.47
Total Return(2)	59.86%	(37.76)%	(16.80)%	15.25%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$442,610	$230,043	$292,068	$226,753
Ratio to average net assets of:(3)
Expenses, net of reimbursements and credits	1.40%	1.40%	1.40%	1.40%
Expenses, before reimbursements and credits	1.41%	1.44%	1.44%	1.54%
Net investment loss, net of reimbursements and credits	(0.44)%	(0.31)%	(0.46)%	(0.51)%
Net investment loss, before reimbursements and credits	(0.45)%	(0.35)%	(0.50)%	(0.65)%
Portfolio Turnover Rate	187.71%	185.25%	185.20%	70.83%

(1)	Commenced investment operations on June 22, 2006.
(2)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.
(3)	Annualized for periods less than one year.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	21	MULTI-MANAGER FUNDS

MULTI -MANAGER FUNDS

FINANCIAL HIGHLIGHTS continued	FOR THE PERIOD ENDED MARCH 31,

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND
Selected per share data	2010(1)
Net Asset Value, Beginning of Period	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.29
Net realized and unrealized gains	0.40
Total from Investment Operations	0.69
LESS DISTRIBUTIONS PAID:
From net investment income	(0.27)
From net realized gains	(0.01)
Total Distributions Paid	(0.28)
Net Asset Value, End of Period	$10.41
Total Return(2)	6.96%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$419,861
Ratio to average net assets of:(3)
Expenses, net of reimbursements and credits	1.10%
Expenses, before reimbursements and credits	1.21%
Net investment income, net of reimbursements and credits	6.04	%(4)
Net investment income, before reimbursements and credits	5.93	%(4)
Portfolio Turnover Rate	20.46%

(1)	Commenced investment operations on September 23, 2009.
(2)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.
(3)	Annualized for periods less than one year.
(4)	As the Fund commenced investment operations on September 23, 2009, annualized net investment income ratios may not be reflective of amounts that an investor should expect on an annual basis prospectively.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	22	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MULTI-MANAGER EMERGING MARKETS EQUITY FUND	MARCH 31, 2010

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 84.4%

Australia – 0.2%
Centamin Egypt Ltd. *	2,078,072	$4,379

Brazil – 8.4%

Banco Bradesco S.A. ADR	371,564	6,848

Banco do Brasil S.A.	162,366	2,725

BR Malls Participacoes S.A. *	458,373	5,413

Brasil Telecom S.A. *	46,918	416

Brasil Telecom S.A. ADR *	135,210	1,145

CETIP S.A.- Balcao Organizado de Ativos e Derivativos	545,916	4,362

Cia de Concessoes Rodoviarias	273,623	6,076

Cielo S.A.	136,955	1,290

EcoRodovias Infraestrutura e Logistica S.A. *	300,000	1,603

EDP - Energias do Brasil S.A.	126,794	2,438

Empresa Brasileira de Aeronautica S.A.	383,119	2,266

Equatorial Energia S.A.	87,382	769

Gafisa S.A. ADR	196,003	2,693

Light S.A.	115,376	1,562

Localiza Rent a Car S.A.	395,099	4,177

M Dias Branco S.A.	6,222	154

MRV Engenharia e Participacoes S.A.	633,242	4,419

Natura Cosmeticos S.A.	988,875	20,074

PDG Realty S.A. Empreendimentos e Participacoes	652,044	5,430

Petroleo Brasileiro S.A. - Petrobras	280,291	6,257

Petroleo Brasileiro S.A. ADR	996,783	44,347

Souza Cruz S.A.	55,758	1,944

Sul America S.A.	47,379	1,285

Tecnisa S.A.	28,210	151

Tivit Terceirizacao de Tecnologia e Servicos S.A.	159,828	1,600

Tractebel Energia S.A.	158,759	1,785

Vale S.A. ADR	889,209	28,624
		159,853

Canada – 0.5%
Pacific Rubiales Energy Corp. *	450,307	8,748

Chile – 0.6%

Banco Santander Chile ADR	76,903	5,246

Enersis S.A. ADR	95,813	1,915

Lan Airlines S.A. ADR	191,485	3,380
		10,541

China – 13.7%

Anhui Conch Cement Co. Ltd., Class H	548,000	3,613

ASM Pacific Technology Ltd.	466,494	4,421

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 84.4% – continued

China – 13.7% – continued

Baidu, Inc. ADR *	7,700	$4,597

Bank of China Ltd., Class H	26,934,160	14,328

Belle International Holdings Ltd.	4,206,260	5,648

Bosideng International Holdings Ltd.	826,000	186

Central China Real Estate Ltd.	1,841,000	485

Cheung Kong Holdings Ltd.	106,000	1,363

China Coal Energy Co., Class H	831,000	1,292

China Communications Construction Co. Ltd., Class H	2,478,000	2,334

China Construction Bank Corp., Class H	23,120,705	18,899

China Gas Holdings Ltd.	8,373,660	4,692

China High Speed Transmission Equipment Group Co. Ltd.	1,807,000	3,986

China Mobile Ltd.	2,581,992	24,794

China Mobile Ltd. ADR	69,873	3,362

China Molybdenum Co. Ltd., Class H	2,019,743	1,688

China Overseas Land & Investment Ltd.	1,642,000	3,701

China Pharmaceutical Group Ltd.	3,068,000	1,897

China Shenhua Energy Co. Ltd., Class H	1,749,500	7,539

China Unicom Hong Kong Ltd.	568,000	634

CNOOC Ltd.	13,410,270	22,135

CNOOC Ltd. ADR	39,673	6,549

Cosco International Holdings Ltd.	456,000	284

Ctrip.com International Ltd. ADR *	112,895	4,425

Denway Motors Ltd.	25,805,354	13,705

Dongfeng Motor Group Co. Ltd., Class H	1,574,000	2,550

Fushan International Energy Group Ltd.	3,021,377	2,290

Golden Eagle Retail Group Ltd.	655,000	1,314

GOME Electrical Appliances Holdings Ltd. *	7,969,000	2,671

Guangzhou R&F Properties Co. Ltd., Class H	2,060,000	3,366

GZI Real Estate Investment Trust	665,000	283

Harbin Electric, Inc. *	12,626	273

Hopewell Holdings Ltd.	71,769	213

Huabao International Holdings Ltd.	2,533,000	3,040

Industrial & Commercial Bank of China, Class H	10,928,394	8,315

Jiangxi Copper Co. Ltd., Class H	497,000	1,110

Kunlun Energy Co. Ltd *	1,598,000	2,237

Lianhua Supermarket Holdings Co. Ltd., Class H	158,000	568

New World Department Store China Ltd.	353,000	340

Nine Dragons Paper Holdings Ltd.	3,305,780	5,510

Parkson Retail Group Ltd.	1,144,000	1,975

PetroChina Co. Ltd. ADR	52,872	6,198

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	23	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER EMERGING MARKETS EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 84.4% – continued

China – 13.7% – continued

PetroChina Co. Ltd., Class H	1,925,529	$2,258

Renhe Commercial Holdings Co. Ltd.	23,134,000	5,352

Shenzhen Investment Ltd.	1,608,000	595

Sina Corp. *	114,843	4,328

Sino Biopharmaceutical	3,944,000	1,546

Sinolink Worldwide Holdings Ltd.	6,612,000	1,123

Sinotrans Shipping Ltd.	3,688,500	1,758

Skyworth Digital Holdings Ltd.	1,711,404	2,001

Soho China Ltd.	1,104,500	624

Tencent Holdings Ltd.	484,594	9,700

Weichai Power Co. Ltd., Class H	1,128,620	9,428

Yanzhou Coal Mining Co. Ltd., Class H	5,702,941	13,731

Zhejiang Expressway Co. Ltd., Class H	760,600	685

Zijin Mining Group Co. Ltd., Class H	3,160,706	2,493
ZTE Corp., Class H	896,058	5,432
		259,864

Colombia – 0.4%
BanColombia S.A. ADR	170,392	7,780

Czech Republic – 0.9%

Central European Media Enterprises Ltd., Class A *	288,689	8,462

CEZ A.S.	50,932	2,406
Komercni Banka A.S.	33,295	6,759
		17,627

Egypt – 1.2%

Commercial International Bank Egypt S.A.E	1,222,261	14,429

National Societe Generale Bank S.A.E	26,144	157

Orascom Construction Industries	60,834	2,920
Orascom Construction Industries GDR	122,024	5,825
		23,331

Hungary – 0.1%

EGIS PLC	4,419	477
Magyar Telekom Telecommunications PLC	448,855	1,834
		2,311

India – 5.3%

ACC Ltd.	87,964	1,858

Allahabad Bank	89,287	284

Andhra Bank	79,978	193

Balrampur Chini Mills Ltd.	734,224	1,508

Bank of Baroda	154,478	2,193

Bank of India	150,604	1,141

Bharti Airtel Ltd.	858,545	5,975

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 84.4% – continued

India – 5.3% continued

Canara Bank	202,047	$1,842

Chambal Fertilizers & Chemicals Ltd.	762,148	1,041

Corp Bank	36,174	387

Grasim Industries Ltd.	31,253	1,959

HCL Technologies Ltd.	85,185	680

HDFC Bank Ltd. ADR	23,864	3,326

Housing Development Finance Corp.	63,454	3,840

ICICI Bank Ltd. ADR	128,200	5,474

IDBI Bank Ltd.	457,065	1,168

Indian Bank	458,976	1,792

Indian Overseas Bank	327,713	671

Infosys Technologies Ltd. ADR	90,311	5,315

Oil & Natural Gas Corp. Ltd.	97,864	2,394

Oriental Bank of Commerce	289,233	2,071

Patni Computer Systems Ltd.	158,857	1,891

Power Finance Corp. Ltd.	439,077	2,522

Punjab National Bank Ltd.	56,236	1,267

State Bank of India Ltd. GDR	55,435	5,207

Steel Authority of India Ltd.	426,904	2,396

Sterlite Industries India Ltd.	319,856	6,040

Sterlite Industries India Ltd. ADR	300,093	5,585

Tata Chemicals Ltd.	119,538	873

Union Bank Of India	295,870	1,925

Unitech Ltd.	3,876,680	6,336
Wipro Ltd.	1,310,097	20,619
		99,773

Indonesia – 5.2%

Astra International Tbk PT	8,009,669	36,891

Bank Central Asia Tbk PT	44,485,929	26,843

Bank Mandiri Tbk PT	8,887,500	5,228

Bank Rakyat Indonesia	7,472,512	6,778

Kalbe Farma Tbk PT	8,523,195	1,752

Perusahaan Gas Negara PT	15,130,610	7,052

Semen Gresik Persero Tbk PT	2,203,500	1,764

Telekomunikasi Indonesia Tbk PT ADR	134,549	4,811
United Tractors Tbk PT	3,895,625	7,839
		98,958

Israel – 1.1%

Bezeq Israeli Telecommunication Corp. Ltd.	371,150	1,052

Check Point Software Technologies *	62,686	2,198

Israel Chemicals Ltd.	331,204	4,466

Strauss Group Ltd.	410,776	6,254

Teva Pharmaceutical Industries Ltd.	67,899	4,299

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	24	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 8 4.4% – continued

Israel – 1.1% – continued
Teva Pharmaceutical Industries Ltd. ADR	45,658	$2,880
		21,149

Luxembourg – 0.3%
Tenaris S.A. ADR	125,427	5,386

Macau – 0.3%
Wynn Macau Ltd. *	4,054,672	5,819

Malaysia – 0.7%

CIMB Group Holdings Bhd.	1,367,377	5,888

Hong Leong Bank Bhd.	657,500	1,739

Hong Leong Financial Group Bhd.	404,700	1,048

KLCC Property Holdings Bhd.	185,822	191

Lafarge Malayan Cement Bhd.	451,800	880

PLUS Expressways Bhd.	511,221	530

PPB Group Bhd.	50,000	276

Public Bank Bhd.	503,902	1,798

RHB Capital Bhd.	337,200	583

Tenaga Nasional Bhd.	162,040	398
Top Glove Corp. Bhd	200,900	856
		14,187

Mexico – 5.1%

Alsea S.A.B. de C.V.	185,020	201

America Movil S.A.B. de C.V., Series L ADR	894,184	45,013

America Movil S.A.B. de C.V., Series L	569,709	1,435

Coca-Cola Femsa S.A.B. de C.V. ADR	10,726	713

Corporacion GEO S.A.B. de C.V., Series B *	1,833,000	5,559

Desarrolladora Homex S.A.B. de C.V. ADR *	64,550	1,826

Embotelladoras Arca S.A.B. de C.V.	847,704	2,922

Fomento Economico Mexicano S.A.B. de C.V. ADR	61,432	2,920

Genomma Lab Internacional S.A. de C.V., Class B *	1,574,567	5,470

Grupo Bimbo S.A.B. de C.V., Series A	278,378	2,449

Grupo Carso S.A.B. de C.V., Series A1	462,947	1,731

Grupo Continental S.A.B. de C.V.	138,235	417

Grupo Financiero Banorte S.A.B. de C.V., Class O	2,440,150	10,823

Grupo Mexico S.A.B. de C.V., Series B	3,043,097	8,181

Grupo Simec S.A.B. de C.V., Series B *	95,538	276

Grupo Televisa S.A. ADR	93,963	1,975

Industrias C.H. S.A.B. de C.V., Series B *	358,433	1,434

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 8 4.4% – continued

Mexico – 5.1% – continued

Wal-Mart de Mexico S.A.B. de C.V., Series V	740,900	$3,796
		97,141

Netherlands – 0.0%
New World Resources N.V., Class A	47,961	557

Peru – 0.4%
Credicorp Ltd.	81,070	7,149

Philippines – 0.4%
Metropolitan Bank & Trust	4,934,684	5,447
SM Investments Corp.	205,430	1,680
		7,127

Poland – 0.5%

Central European Distribution Corp. *	112,600	3,942

KGHM Polska Miedz S.A.	59,631	2,245

Powszechna Kasa Oszczednosci Bank
Polski S.A.	217,455	3,039
		9,226

Portugal – 0.1%
Jeronimo Martins SGPS S.A.	217,272	2,203

Russia – 5.6%

Alliance Oil Co. Ltd. SDR *	412,301	6,561

Comstar United Telesystems OJSC GDR (Registered)	382,930	2,697

Federal Grid Co. Unified Energy System JSC *	239,568,992	3,043

Gazprom OAO ADR (London Exchange)	585,372	13,687

LUKOIL ADR (London Exchange)	62,292	3,535

LUKOIL ADR (OTC Exchange)	69,363	3,933

Magnit OJSC GDR (Registered)	367,057	6,806

Magnitogorsk Iron & Steel Works GDR (Registered) *	659,781	8,002

Mechel ADR	9,191	261

MMC Norilsk Nickel JSC ADR *	195,625	3,609

Mobile Telesystems OJSC ADR	251,732	13,971

NovaTek OAO GDR (Registered)	74,895	5,415

Novolipetsk Steel OJSC GDR (Registered) *	121,756	4,208

Rosneft Oil Co. GDR	1,685,210	13,400

Sberbank	3,009,640	8,808

Severstal OAO GDR (Registered) *	177,536	2,591

Surgutneftegaz ADR (London Exchange)	239,180	2,373
TMK OAO GDR (Registered) *	151,484	3,125
		106,025

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	25	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER EMERGING MARKETS EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 8 4.4% – continued

Singapore – 0.4%

Wilmar International Ltd.	982,890	$4,696
Yangzijiang Shipbuilding Holdings Ltd.	2,554,101	2,112
		6,808

South Africa – 6.7%

ABSA Group Ltd.	480,311	9,385

Adcock Ingram Holdings Ltd.	50,847	402

Aspen Pharmacare Holdings Ltd. *	507,888	5,545

Barloworld Ltd.	145,928	988

Bidvest Group Ltd.	81,795	1,528

Emira Property Fund	256,828	416

FirstRand Ltd.	369,962	1,026

Fountainhead Property Trust	967,349	903

Grindrod Ltd.	292,748	614

Impala Platinum Holdings Ltd.	163,576	4,800

Imperial Holdings Ltd.	143,199	1,973

Investec Ltd.	239,798	2,058

Kumba Iron Ore Ltd.	39,569	1,918

Massmart Holdings Ltd.	1,244,933	18,548

Metropolitan Holdings Ltd.	250,938	582

MTN Group Ltd.	241,887	3,717

Naspers Ltd., Class N	395,694	17,173

Netcare Ltd. *	857,057	1,553

Redefine Properties Ltd.	466,173	501

Remgro Ltd.	90,436	1,217

Sanlam Ltd.	745,179	2,545

Sasol Ltd.	6,236	259

Standard Bank Group Ltd.	1,520,461	23,927

Truworths International Ltd.	3,354,902	24,072
Woolworths Holdings Ltd.	321,193	994
		126,644

South Korea – 11.2%

Busan Bank	185,040	1,985

Cheil Worldwide, Inc.	5,475	1,618

Daegu Bank	151,800	2,031

Daishin Securities Co. Ltd. *	82,770	1,151

Daum Communications Corp. *	22,364	1,331

Dongbu Insurance Co. Ltd. *	45,930	1,310

GS Engineering & Construction Corp.	24,238	2,086

GS Home Shopping, Inc.	3,363	208

Halla Climate Control Corp.	56,180	676

Hankook Tire Co. Ltd.	501,381	9,481

Hanwha Chem Corp.	158,570	1,932

Hyosung Corp.	26,278	1,884

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 8 4.4% – continued

South Korea – 11.2% – continued

Hyundai Department Store Co. Ltd.	11,693	$1,069

Hyundai Heavy Industries Co. Ltd.	3,476	727

Hyundai Motor Co.	51,796	5,283

Kangwon Land, Inc.	60,050	902

KB Financial Group, Inc. ADR *	61,768	2,962

Kia Motors Corp.	231,620	5,165

Korea Exchange Bank	175,610	2,094

Korea Plant Service & Engineering Co. Ltd.	19,357	875

Korea Zinc Co. Ltd.	12,815	2,271

Korean Air Lines Co. Ltd. *	80,264	4,736

KT Corp.	57,070	2,361

LG Chem Ltd.	15,213	3,230

LG Corp.	41,152	2,583

LG Display Co. Ltd.	83,650	2,955

LG Display Co. Ltd. ADR *	382,101	6,756

LG Electronics, Inc.	25,476	2,591

Lotte Shopping Co. Ltd.	2,677	778

MegaStudy Co. Ltd.	15,718	2,592

NCSoft Corp.	216,507	27,434

Neowiz Games Corp. *	10,122	315

NHN Corp. *	35,253	5,610

POSCO ADR	38,364	4,489

S1 Corp.	12,700	524

Samsung Electronics Co. Ltd.	76,324	55,203

Shinhan Financial Group Co. Ltd.	770,060	30,456

Shinsegae Co. Ltd.	13,860	6,555

Woongjin Coway Co. Ltd.	152,320	4,728
Woori Investment & Securities Co. Ltd. *	104,640	1,450
		212,387

Taiwan – 8.2%

Advanced Semiconductor Engineering, Inc.	2,361,000	2,154

Advanced Semiconductor Engineering, Inc. ADR	1,161,860	5,263

AU Optronics Corp.	2,251,120	2,546

Chunghwa Telecom Co. Ltd.	717,891	1,404

Compal Electronics, Inc.	1,698,035	2,220

Delta Electronics, Inc.	433,000	1,370

Epistar Corp.	3,035,000	10,070

Eternal Chemical Co. Ltd.	1,475,000	1,507

Fubon Financial Holding Co. Ltd. *	877,000	1,065

Hon Hai Precision Industry Co. Ltd. GDR (Registered)	356,218	3,273

Hon Hai Precision Industry Co. Ltd.	5,040,700	21,806

Inventec Co. Ltd.	1,235,100	705

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	26	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 84.4% – continued

Taiwan – 8.2% – continued

Lite-On Technology Corp.	1,572,330	$2,085

Macronix International	2,078,665	1,373

MediaTek, Inc.	707,102	12,259

Novatek Microelectronics Corp. Ltd.	598,284	1,863

President Chain Store Corp.	3,844,408	9,585

Quanta Computer, Inc.	1,134,730	2,200

Siliconware Precision Industries Co.	1,475,628	1,778

Soft-World International Corp.	57,000	276

Taiwan Cement Corp.	8,953,000	8,439

Taiwan Semiconductor Manufacturing Co. Ltd. ADR	778,048	8,162

Taiwan Semiconductor Manufacturing Co. Ltd.	13,395,270	25,851

U-Ming Marine Transport Corp.	827,360	1,677

Uni-President Enterprises Corp.	1,222,411	1,391

United Microelectronics Corp. *	4,495,000	2,374

Walsin Lihwa Corp. *	3,770,000	1,485

Wistron Corp.	3,543,399	6,432

WPG Holdings Co. Ltd.	3,834,000	6,260

Yageo Corp.	16,325,000	6,370
Yuanta Financial Holding Co. Ltd.	3,485,000	2,089
		155,332

Thailand – 1.8%

Bangkok Bank PCL (Registered)	741,100	3,152

Bangkok Bank PCL NVDR	189,107	769

Banpu PCL (Registered)	187,200	3,580

Banpu PCL NVDR	81,500	1,539

Charoen Pokphand Foods PCL (Registered)	3,462,400	1,553

CP ALL PCL (Registered) *	292,069	230

Kasikornbank PCL (Registered)	1,434,200	4,569

Kasikornbank PCL NVDR	2,689,871	8,030

Krung Thai Bank PCL (Registered)	1,387,034	515

Land and Houses PCL NVDR	27,591,421	5,165

Siam Cement PCL NVDR	239,506	1,904

Siam Commercial Bank PCL (Registered)	425,413	1,243
Thanachart Capital PCL	2,038,400	1,561
		33,810

Turkey – 2.4%

Anadolu Efes Biracilik Ve Malt Sanayii A.S.	145,205	1,529

Ford Otomotiv Sanayi A.S.	160,189	1,159

Haci Omer Sabanci Holding A.S.	893,622	3,825

KOC Holding A.S. *	46,937	161

Tupras Turkiye Petrol Rafine*	762,062	17,340

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 84.4% – continued

Turkey – 2.4% – continued

Turk Hava Yollari	1,217,053	$4,173

Turkcell Iletisim Hizmet A.S.	277,629	1,682

Turkiye Garanti Bankasi A.S.	2,600,050	12,181

Turkiye Halk Bankasi A.S.	258,678	1,877

Turkiye Is Bankasi *	123,837	388
Turkiye Is Bankasi, Class C	268,519	873
		45,188

United Arab Emirates – 0.3%
Dragon Oil PLC *	707,721	5,196

United Kingdom – 2.0%

Anglo American PLC *	460,199	20,154

BHP Billiton PLC	192,861	6,672

Evraz Group S.A. GDR (Registered) *	207,138	8,211
SABMiller PLC	85,672	2,527
		37,564

United States – 0.4%
Cognizant Technology Solutions Corp., Class A *	160,867	8,201
Total Common Stocks
(Cost $1,325,231) (1)		1,600,264
PREFERRED STOCKS – 6.6%

Brazil – 6.6%

Banco Bradesco S.A.	281,216	5,187

Bradespar S.A.	99,198	2,452

Brasil Telecom S.A. *	164,287	1,053

Brasil Telecom S.A. ADR *	270,500	5,164

Braskem S.A., Class A *	48,321	356

Cia Brasileira de Distribuicao Grupo Pao de Acucar, Class A	48,096	1,603

Cia de Bebidas das Americas ADR	32,108	2,943

Cia Paranaense de Energia, Class B	93,971	1,924

Eletropaulo Metropolitana SP, Class B	98,430	2,158

Investimentos Itau S.A.	198,112	1,357

Itau Unibanco Holding S.A.	21,644	475

Itau Unibanco Holding S.A. ADR	2,490,797	54,773

Klabin S.A.	242,737	747

Lojas Americanas S.A.	776,753	5,787

Marcopolo S.A.	43,590	196

Metalurgica Gerdau S.A.	112,749	2,313

Net Servicos de Comunicacao S.A. *	196,937	2,580

Petroleo Brasileiro S.A.–Petrobras	399,653	7,953

Petroleo Brasileiro S.A. ADR	303,273	12,007

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	27	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER EMERGING MARKETS EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000S)
PREFERRED STOCKS – 6.6% – continued

Brazil – 6.6% continued

Tele Norte Leste Participacoes S.A. ADR	70,289	$1,241

Telecomunicacoes de Sao Paulo S.A.	66,453	1,439

Telemar Norte Leste S.A., Class A	13,963	393

Ultrapar Participacoes S.A.	126,935	6,103

Vale S.A., Class A	102,120	2,845
Vivo Participacoes S.A.	68,416	1,858
		124,907
Total Preferred Stocks
(Cost $105,121) (1)		124,907

INVESTMENT COMPANIES – 8.0%

iShares MSCI Emerging Markets Index Fund	1,226,854	51,675

iShares MSCI Taiwan Index Fund	1,512,600	18,982
Northern Institutional Funds – Diversified Assets Portfolio (2)(3)	81,265,502	81,266
Total Investment Companies
(Cost $136,286)		151,923
	NUMBER OF WARRANTS	VALUE (000S)

WARRANTS – 0.7%

United Kingdom – 0.7%

UBS A.G. London, Exp. 5/8/12 *	212,456	$7,646
USB A.G. London, Exp. 12/17/12 *	1,139,000	5,497
Total Warrants
(Cost $9,468)		13,143

Total Investments – 99.7%
(Cost $1,576,106)		1,890,237
Other Assets less Liabilities – 0.3%		6,184
NET ASSETS – 100.0%		$1,896,421

(1)	In accordance with the Fund’s prospectus, adjustment factors were provided by an independent evaluation service to determine the value of certain foreign securities.
(2)	Investment in affiliated Portfolio. Northern Trust Investments, N.A. is an investment adviser of the Fund and an investment adviser to the Northern Institutional Funds.
(3)	At March 31, 2009, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $22,467,000 with net purchases of approximately $58,799,000 during fiscal year ended March 31, 2010.

*	Non-Income Producing Security

Percentages shown are based on Net Assets.

At March 31, 2010, the industry sectors (unaudited) for the Multi-Manager Emerging Markets Equity Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	11.2%
Consumer Staples	6.4
Energy	12.7
Financials	26.6
Health Care	1.3
Industrials	4.5
Information Technology	18.3
Materials	9.9
Telecommunication Services	7.5
Utilities	1.6

Total	100.0%

At March 31, 2010, the Multi-Manager Emerging Markets Equity Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
United States Dollar	30.8%
Hong Kong Dollar	13.0
South Korean Won	11.0
South African Rand	8.6
Taiwan Dollar	7.7
Brazilian Real	6.9
Indonesian Rupiah	5.2
All other currencies less than 5%	16.8

Total	100%

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	28	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

At March 31, 2010, the Multi-Manager Emerging Markets Equity Fund had outstanding forward foreign currency exchange contracts as follows:

CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000S)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000S)	SETTLEMENT DATE	UNREALIZED GAIN (LOSS) (000S)
United States Dollar	6,845	South African Rand	50,926	4/1/10	$145
United States Dollar	637	South African Rand	4,751	4/6/10	15
Hong Kong Dollar	57,237	United States Dollar	7,372	4/7/10	(1)
Hong Kong Dollar	6,524	United States Dollar	840	4/7/10	–

Total					$159

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Multi-Manager Emerging Markets Equity Fund’s investments and other financial instruments, which are carried at fair value, as of March 31, 2010:

INVESTMENTS	LEVEL 1 (000S)		LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Common Stocks
Consumer Discretionary	$35,142		$153,560	$–	$188,702
Consumer Staples	39,331		64,226	–	103,557
Energy	81,417		127,596	–	209,013
Financials	63,395		310,566	–	373,961
Health Care	8,350		18,326	–	26,676
Industrials	19,506		61,538	–	81,044
Information Technology	47,709		248,858	–	296,567
Materials	53,227		125,152	–	178,379
Telecommunication
Services	70,155		46,151	–	116,306
Utilities	8,468		17,591	–	26,059
Preferred Stocks	124,907	(1)	–	–	124,907
Investment Companies	151,923		–	–	151,923
Warrants	13,143		–	–	13,143
Total Investments	$716,673		$1,173,564	$–	$1,890,237
Other Financial Instruments *	$–		$159	$–	$159

(1)	Classifications as defined in the Schedule of Investments and on the Industry Sector table on the previous page.

*	Other financial instruments include futures and forwards, if applicable.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	29	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER GLOBAL REAL ESTATE FUND

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.9%

Australia – 7.5%

BGP Holdings PLC - Fractional Shares *	3,277,404	$–

CFS Retail Property Trust	398,400	684

Commonwealth Property Office Fund	1,288,473	1,069

Dexus Property Group	5,375,171	3,993

FKP Property Group	572,923	382

Goodman Group	9,199,871	5,520

GPT Group	8,375,700	4,413

ING Office Fund	4,455,835	2,387

Lend Lease Group	50,441	401

Mirvac Group	1,868,122	2,523

Stockland	3,108,161	11,361
Westfield Group	1,316,785	14,550
		47,283

Austria – 0.3%

Atrium European Real Estate Ltd. (Amsterdam Exchange)	46,430	295
Atrium European Real Estate Ltd. (Vienna Exchange)	238,789	1,529
		1,824

Brazil – 0.4%

Aliansce Shopping Centers S.A. *	83,488	486

BR Malls Participacoes S.A. *	33,986	401
BR Properties S.A. *	192,397	1,398
		2,285

Canada – 1.2%

Boardwalk Real Estate Investment Trust	45,427	1,800

Calloway Real Estate Investment Trust	45,900	959

Canadian Real Estate Investment Trust	12,900	351

Cominar Real Estate Investment Trust	18,200	344

H&R Real Estate Investment Trust	44,200	724

Primaris Retail Real Estate Investment Trust	83,315	1,378
RioCan Real Estate Investment Trust	113,042	2,057
		7,613

China – 0.7%

Guangzhou R&F Properties Co. Ltd., Class H	1,600,000	2,615

KWG Property Holding Ltd.	1,346,196	975

Longfor Properties Co. Ltd. *	486,200	548
Sino-Ocean Land Holdings Ltd.	611,600	539
		4,677

Finland – 0.3%

Citycon OYJ	6,303	25

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.9% – continued

Finland – 0.3% – continued
Sponda OYJ	442,870	$1,846
		1,871

France – 5.7%

ICADE	52,279	5,828

Klepierre	198,400	7,785

Mercialys S.A.	38,699	1,390

Societe Immobiliere de Location pour I’Industrie et le Commerce	6,300	795
Unibail-Rodamco S.E.	100,931	20,436
		36,234

Germany – 0.2%

Deutsche Wohnen A.G. (Bearer) *	44,741	454
IVG Immobilien A.G. *	118,088	1,032
		1,486

Hong Kong – 18.6%

Cheung Kong Holdings Ltd.	117,700	1,514

China Overseas Land & Investment Ltd.	4,148,440	9,351

Glorious Property Holdings Ltd. *	5,281,762	2,233

Great Eagle Holdings Ltd.	294,721	826

Hang Lung Properties Ltd.	2,908,200	11,687

Henderson Land Development Co. Ltd.	826,000	5,806

Hongkong Land Holdings Ltd.	2,784,200	14,093

Hysan Development Co. Ltd.	2,795,202	8,069

Kerry Properties Ltd.	2,154,300	11,536

Lifestyle International Holdings Ltd.	3,544,400	6,381

Link REIT (The)	581,000	1,432

New World Development Ltd.	1,880,005	3,672

Shangri-La Asia Ltd.	3,035,463	5,950

Shimao Property Holdings Ltd.	1,515,228	2,778

Sun Hung Kai Properties Ltd.	1,646,885	24,729
Wharf Holdings Ltd.	1,331,900	7,508
		117,565

Italy – 0.0%
Beni Stabili S.p.A.	104,040	101

Japan – 9.5%

Aeon Mall Co. Ltd.	323,300	6,820

DA Office Investment Corp.	211	451

Daiwa House Industry Co. Ltd.	450,000	5,080

Frontier Real Estate Investment Corp.	71	551

Goldcrest Co. Ltd.	47,761	1,264

Japan Logistics Fund, Inc.	95	761

Japan Prime Realty Investment Corp.	188	419

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	30	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.9% – continued

Japan – 9.5% – continued

Japan Real Estate Investment Corp.	202	$1,721

Japan Retail Fund Investment Corp.	448	527

Kenedix Realty Investment Corp.	426	1,144

Mitsubishi Estate Co. Ltd.	1,050,580	17,199

Mitsui Fudosan Co. Ltd.	908,096	15,423

Nippon Accommodations Fund, Inc.	64	329

Nippon Building Fund, Inc.	144	1,239

Nomura Real Estate Holdings, Inc.	30,000	463

Orix JREIT, Inc.	109	494

Sumitomo Realty & Development Co. Ltd.	284,400	5,415

Tokyo Tatemono Co. Ltd.	101,000	362
United Urban Investment Corp.	134	771
		60,433

Netherlands – 1.1%

Corio N.V.	78,412	5,240
Eurocommercial Properties N.V. CVA	49,600	1,992
		7,232

Norway – 0.4%
Norwegian Property ASA *	1,213,972	2,540

Singapore – 4.3%

Ascendas Real Estate Investment Trust	1,231,146	1,689

CapitaCommercial Trust	2,446,558	1,889

CapitaLand Ltd.	3,846,800	10,894

CapitaMall Trust	662,700	836

CapitaMalls Asia Ltd. *	159,000	256

City Developments Ltd.	700,000	5,296

Frasers Centrepoint Trust	368,000	352

Keppel Land Ltd.	2,145,020	5,617
Suntec Real Estate Investment Trust	561,300	538
		27,367

Spain – 0.8%
Sol Melia S.A.	594,000	5,102

Sweden – 0.7%

Castellum AB	87,570	883

Fabege AB (Stokhlom Exchange)	289,075	1,952

Hufvudstaden AB, Class A	112,020	959
Wihlborgs Fastigheter AB	21,467	453
		4,247

Switzerland – 0.2%
Swiss Prime Site A.G. (Registered) *	17,120	1,071

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.9% – continued

Thailand – 0.5%
Central Pattana PCL NVDR	5,250,000	$3,356

United Kingdom – 6.8%

Big Yellow Group PLC*	163,795	844

British Land Co. PLC	767,169	5,598

Derwent London PLC	413,365	8,565

Grainger PLC	264,840	543

Great Portland Estates PLC	1,149,828	5,491

Hammerson PLC	730,478	4,358

Helical Bar PLC	68,170	349

Land Securities Group PLC	1,169,518	12,018

London & Stamford Property Ltd.	17,476	32

Safestore Holdings PLC	395,300	865

Segro PLC	226,461	1,098

Shaftesbury PLC	390,000	2,275
Unite Group PLC*	229,769	901
		42,937

United States – 35.7%

Acadia Realty Trust	31,131	556

Alexandria Real Estate Equities, Inc.	22,200	1,501

AMB Property Corp.	218,031	5,939

American Campus Communities, Inc.	135,000	3,734

Apartment Investment & Management Co., Class A	93,546	1,722

AvalonBay Communities, Inc.	47,469	4,099

Boston Properties, Inc.	149,522	11,280

BRE Properties, Inc.	38,300	1,369

Brookdale Senior Living, Inc.*	155,991	3,249

Brookfield Properties Corp.	207,845	3,193

Camden Property Trust	55,249	2,300

Colonial Properties Trust	69,745	898

Cousins Properties, Inc.	63,918	531

Developers Diversified Realty Corp.	246,507	3,000

Digital Realty Trust, Inc.	90,000	4,878

Douglas Emmett, Inc.	248,100	3,813

Duke Realty Corp.	107,100	1,328

Equity Lifestyle Properties, Inc.	17,351	935

Equity Residential	168,870	6,611

Essex Property Trust, Inc.	62,000	5,577

Extra Space Storage, Inc.	28,600	363

Federal Realty Investment Trust	107,600	7,834

Forest City Enterprises, Inc., Class A*	130,383	1,879

HCP, Inc.	248,497	8,200

Hersha Hospitality Trust	53,176	275

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPOR T	31	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER GLOBAL REAL ESTATE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.9% – continued

United States – 35.7% – continued

Highwoods Properties, Inc.	134,000	$4,252

Hospitality Properties Trust	140,016	3,353

Host Hotels & Resorts, Inc.	849,733	12,449

Hyatt Hotels Corp., Class A *	59,509	2,318

Kimco Realty Corp.	174,820	2,734

Liberty Property Trust	131,267	4,455

Macerich (The) Co.	145,967	5,592

Nationwide Health Properties, Inc.	145,300	5,107

Pebblebrook Hotel Trust *	10,400	219

Post Properties, Inc.	115,757	2,549

ProLogis	619,239	8,174

PS Business Parks, Inc.	34,168	1,825

Public Storage	139,513	12,834

Regency Centers Corp.	91,030	3,411

Simon Property Group, Inc.	322,097	27,024

SL Green Realty Corp.	74,735	4,280

Sovran Self Storage, Inc.	26,611	928

Starwood Hotels & Resorts Worldwide, Inc.	39,400	1,838

Sunstone Hotel Investors, Inc. *	140,682	1,571

Tanger Factory Outlet Centers, Inc.	77,700	3,354

Taubman Centers, Inc.	77,800	3,106

UDR, Inc.	126,711	2,235

Ventas, Inc.	189,081	8,978

Vornado Realty Trust	239,529	18,132
Weyerhaeuser Co.	9,841	446
		226,228
Total Common Stocks
(Cost $448,517) (1)		601,452

INVESTMENT COMPANIES – 4.6%

Northern Institutional Funds – Diversified Assets Portfolio (2)(3)	29,243,646	29,244
ProLogis European Properties *	28,816	202
Total Investment Companies
(Cost $29,381)		29,446

Total Investments – 99.5%
(Cost $477,898)		630,898
Other Assets less Liabilities – 0.5%		2,902
NET ASSETS – 100.0%		$633,800

(1)	In accordance with the Fund’s prospectus, adjustment factors were provided by an independent evaluation service to determine the value of certain foreign securities.
(2)	Investment in affiliated Portfolio. Northern Trust Investments, N.A. is an investment adviser of the Fund and an investment adviser to the Northern Institutional Funds.
(3)	At March 31, 2009, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $11,051,000 with net purchases of approximately $18,193,000 during the fiscal year ended March 31, 2010.

*	Non-Income Producing Security

Percentages shown are based on Net Assets.

At March 31, 2010, the industry sectors (unaudited) for the Multi-Manager Global Real Estate Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Healthcare Providers & Services	0.5%
Hotel Restaurants & Leisure	2.5
Multiline Retail	1.1
Paper & Forest Products	0.1
Real Estate	5.9
Real Estate Investment Trusts	54.9
Real Estate Management/Development	35.0

Total	100.0%

At March 31, 2010, the Multi-Manager Global Real Estate Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
United States Dollar	42.7%
Hong Kong Dollar	17.1
Japanese Yen	9.6
Euro	8.6
Australian Dollar	7.5
British Pound	6.8
All other currencies less than 5%	7.7

Total	100.0%

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	32	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2010

At March 31, 2010, the Multi-Manager Global Real Estate Fund had outstanding forward foreign currency exchange contracts as follows:

CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED GAIN (LOSS) (000s)
British Pound	17	United States Dollar	26	4/1/10	$(1)
Euro	9	United States Dollar	12	4/1/10	–
United States Dollar	184	Australian Dollar	200	4/1/10	–
Singapore Dollar	7	United States Dollar	5	4/5/10	–
United States Dollar	44	Singapore Dollar	61	4/5/10	–
British Pound	5	United States Dollar	8	4/6/10	–
British Pound	8	United States Dollar	12	4/6/10	–
British Pound	8	United States Dollar	12	4/6/10	–
British Pound	6	United States Dollar	9	4/6/10	–
Euro	20	United States Dollar	26	4/6/10	–
United States Dollar	50	Euro	37	4/6/10	–
United States Dollar	15	Norwegian Krone	92	4/6/10	–

British Pound	8	United States Dollar	13	4/7/10	–
Euro	18	United States Dollar	25	4/7/10	–
Hong Kong Dollar	634	United States Dollar	82	4/7/10	–
United States Dollar	119	Hong Kong Dollar	924	4/7/10
United States Dollar	20	Norwegian Krone	120	4/7/10	–

Total					$(1)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Multi-Manager Global Real Estate Fund’s investments and other financial instruments, which are carried at fair value, as of March 31, 2010:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)

Common Stocks

Consumer Discretionary	$4,156	$17,433	$–	$21,589

Financials	228,275	347,893	–	576,168

Health Care	3,249	–	–	3,249

Materials	446	–	–	446
Investment Companies	29,244	202	–	29,446

Total Investments	$265,370	$365,528	$–	$630,898

Other Financial Instruments(1)	$–	$(1)	$–	$(1)

(1)	Other financial instruments include futures and forwards, if applicable.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	33	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER INTERNATIONAL EQUITY FUND

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 90.9%

Australia – 2.6%

Alumina Ltd.	1,877,700	$2,949

AMP Ltd.	1,408,274	8,079

BHP Billiton Ltd.	193,800	7,776

BHP Billiton Ltd. ADR	153,167	12,302

Incitec Pivot Ltd.	2,797,869	8,880

MacArthur Coal Ltd.	334,558	4,298

National Australia Bank Ltd.	299,742	7,554

Newcrest Mining Ltd.	575,769	17,348
Wesfarmers Ltd.	245,191	7,140
		76,326

Belgium – 0.7%

Anheuser-Busch InBev N.V.	102,911	5,188
Belgacom S.A.	396,676	15,506
		20,694

Brazil – 2.3%

Centrais Eletricas Brasileiras S.A.	403,286	5,942

Empresa Brasileira de Aeronautica S.A.	1,989,815	11,771

Hypermarcas S.A. *	306,000	3,742

Lojas Renner S.A.	241,000	5,529

MRV Engenharia e Participacoes S.A.	363,000	2,533

NET Servicos de Comunicacao S.A. ADR *	200,200	2,593

Odontoprev S.A.	75,000	2,604

Petroleo Brasileiro S.A. ADR	168,077	7,478

Vale S.A. ADR	516,405	16,623
Weg S.A.	657,100	7,020
		65,835

Canada – 5.9%

Agrium, Inc.	118,160	8,346

Barrick Gold Corp.	695,683	26,673

Brookfield Asset Management, Inc., Class A	308,277	7,836

Cenovus Energy, Inc.	263,769	6,890

EnCana Corp.	212,859	6,623

First Quantum Minerals Ltd.	79,836	6,569

Inmet Mining Corp.	46,418	2,697

Ivanhoe Mines Ltd. *	446,405	7,772

Kinross Gold Corp. (New York Exchange)	1,113,708	19,033

Magna International, Inc., Class A *	232,825	14,400

Nexen, Inc.	691,550	17,088

Pacific Rubiales Energy Corp. *	277,322	5,387

Potash Corp. of Saskatchewan, Inc.	47,700	5,693

Research In Motion Ltd. *	75,200	5,561

Royal Bank of Canada	162,250	9,496

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 90.9% – continued

Canada – 5.9% – continued

Tim Hortons, Inc.	129,906	$4,229

TMX Group, Inc.	199,613	5,880

Yamana Gold, Inc.	256,000	2,533
Yamana Gold, Inc. (New York Exchange)	844,890	8,322
		171,028

Chile – 0.3%

Banco Santander Chile ADR	75,130	5,126
Lan Airlines S.A.	286,228	5,076
		10,202

China – 2.2%

361 Degrees International Ltd.	6,889,000	5,394

Angang Steel Co. Ltd., Class H	2,608,000	4,767

Baidu, Inc. ADR *	10,200	6,090

China Coal Energy Co., Class H	2,871,000	4,465

China Life Insurance Co. Ltd., Class H	1,447,000	6,952

Dongfeng Motor Group Co. Ltd., Class H	4,332,000	7,017

Industrial & Commercial Bank of China, Class H	17,590,000	13,384

Li Ning Co. Ltd.	1,694,000	6,127

Tencent Holdings Ltd.	261,200	5,228
Yanzhou Coal Mining Co. Ltd., Class H	2,382,000	5,735
		65,159

Denmark – 0.7%
Novo Nordisk A/S, Class B	248,267	19,256

Egypt – 0.1%
Orascom Construction Industries GDR	75,233	3,592

Finland – 1.4%

Kone OYJ, Class B	196,118	8,111

Nokia OYJ	809,831	12,594
Nokia OYJ ADR	1,215,527	18,889
		39,594

France – 7.3%

Alcatel-Lucent *	2,749,806	8,667

Alstom S.A.	212,484	13,267

Areva S.A.	13,773	7,147

AXA S.A.	191,032	4,245

BNP Paribas	106,894	8,200

Carrefour S.A.	605,262	29,202

Cie de Saint-Gobain	59,085	2,834

Compagnie Generale des Establissements Michelin, Class B	185,638	13,660

L’Oreal S.A.	88,508	9,299

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	34	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 90.9% – continued

France – 7.3% – continued

Nexans S.A.	60,099	$5,128

Sanofi-Aventis S.A.	522,759	39,029

Schneider Electric S.A.	81,711	9,570

Societe Generale	98,514	6,189

SOITEC *	299,904	4,635

Thales S.A.	398,421	15,978

Total S.A.	241,626	14,033

Total S.A. ADR	26,700	1,549

UBISOFT Entertainment *	654,103	8,986
Vallourec S.A.	45,312	9,149
		210,767

Germany – 4.5%

Adidas A.G.	196,820	10,510

Allianz S.E. (Registered)	112,030	14,053

BASF S.E.	235,761	14,629

Daimler A.G. (Registered)	265,693	12,512

E.ON A.G.	75,435	2,786

GEA Group A.G.	210,469	4,880

MAN S.E.	65,716	5,503

Metro A.G.	66,983	3,974

SAP A.G.	407,958	19,765

Siemens A.G. (Registered)	281,807	28,233

Symrise A.G.	478,965	11,385
United Internet A.G. (Registered) *	192,987	2,925
		131,155

Hong Kong – 2.0%

ASM Pacific Technology Ltd.	266,100	2,522

Belle International Holdings Ltd.	3,082,000	4,138

Cheung Kong Holdings Ltd.	802,116	10,317

CNOOC Ltd.	7,425,000	12,255

Li & Fung Ltd.	1,794,000	8,799

Noble Group Ltd.	3,054,000	6,661

Shangri-La Asia Ltd.	1,858,000	3,642

Shougang Concord International Enterprises Co. Ltd.	14,296,000	3,011

Sino Land Co. Ltd.	1,462,000	2,859
Sun Hung Kai Properties Ltd.	194,000	2,913
		57,117

Hungary – 0.2%
OTP Bank Nyrt. *	173,053	6,064

India – 1.1%

HDFC Bank Ltd. ADR	33,765	4,707

ICICI Bank Ltd. ADR	194,200	8,292

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 90.9% – continued

India – 1.1% – continued

Infosys Technologies Ltd. ADR	146,340	$8,612
Tata Motors Ltd. ADR	556,230	10,268
		31,879

Indonesia – 0.4%

Astra International Tbk PT	1,267,500	5,838
Bank Rakyat Indonesia	7,604,000	6,897
		12,735

Ireland – 0.9%

Covidien PLC	291,590	14,661
Experian PLC	1,252,261	12,311
		26,972

Israel – 0.7%
Teva Pharmaceutical Industries Ltd. ADR	328,123	20,698

Italy – 2.0%

Ansaldo STS S.p.A.	169,782	3,476

ENI S.p.A.	393,842	9,249

ERG S.p.A.	602,713	8,498

Saipem S.p.A.	520,358	20,164
Telecom Italia S.p.A. (RSP)	15,669,445	17,688
		59,075

Japan – 21.6%

Advantest Corp.	101,700	2,529

Asahi Glass Co. Ltd.	683,000	7,662

Bank of Yokohama (The) Ltd.	1,389,366	6,786

Canon, Inc.	647,001	29,910

Coca-Cola West Co. Ltd.	1,283,800	20,999

Dai Nippon Printing Co. Ltd.	1,776,000	23,909

Daikin Industries Ltd.	126,200	5,167

Fanuc Ltd.	219,025	23,253

Fast Retailing Co. Ltd.	47,800	8,302

FUJIFILM Holdings Corp.	471,400	16,245

JS Group Corp.	589,100	11,996

JTEKT Corp.	175,700	2,076

Kao Corp.	294,000	7,437

Keyence Corp.	66,108	15,744

Komatsu Ltd.	136,400	2,861

Kose Corp.	281,084	6,589

Mabuchi Motor Co. Ltd.	471,500	27,143

Makita Corp.	148,700	4,874

MID REIT, Inc.	652	1,335

Mitsubishi Corp.	1,116,026	29,268

Mitsubishi UFJ Financial Group, Inc.	1,429,853	7,461

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	35	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER INTERNATIONAL EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 90.9% – continued

Japan – 21.6% – continued

Mitsui & Co. Ltd.	581,841	$9,769

Mitsui Fudosan Co. Ltd.	213,000	3,618

MS&AD Insurance Group Holdings, Inc.	874,494	24,196

Nintendo Co. Ltd.	91,553	30,572

Nippon Electric Glass Co. Ltd.	508,000	7,118

Nippon Telegraph & Telephone Corp. ADR	1,039,507	21,850

Nipponkoa Insurance Co. Ltd.	1,736,574	10,904

Nomura Holdings, Inc.	2,385,357	17,496

Nomura Research Institute Ltd.	442,685	10,082

Rakuten, Inc.	5,229	3,776

Rohm Co. Ltd.	222,900	16,647

Secom Co. Ltd.	159,039	6,936

Sega Sammy Holdings, Inc.	831,700	10,073

Sekisui House Ltd.	1,293,000	12,874

Seven & I Holdings Co. Ltd.	1,422,071	34,373

Shiseido Co. Ltd.	855,100	18,574

SMC Corp.	60,819	8,259

Softbank Corp.	188,100	4,636

Sony Corp.	143,200	5,486

Sugi Holdings Co. Ltd.	352,489	8,417

Sumco Corp. *	265,300	5,612

Sumitomo Metal Mining Co. Ltd.	682,476	10,087

Sumitomo Trust & Banking (The) Co. Ltd.	2,738,189	16,004

Suzuki Motor Corp.	322,199	7,092

Terumo Corp.	92,700	4,929

THK Co. Ltd.	273,300	5,937

Toshiba Corp. *	1,174,000	6,069

Toyo Seikan Kaisha Ltd.	442,700	7,835

Toyoda Gosei Co. Ltd.	117,500	3,296

Toyota Motor Corp.	117,800	4,736

United Urban Investment Corp.	270	1,554

Wacoal Holdings Corp.	1,263,000	15,785
Yahoo! Japan Corp.	27,446	9,999
		626,137

Malaysia – 0.3%

CIMB Group Holdings Bhd.	1,224,800	5,274
Sime Darby Bhd.	1,293,015	3,448
		8,722

Mexico – 0.3%

Genomma Lab Internacional S.A. de C.V., Series B *	1,056,000	3,668

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 90.9% – continued

Mexico – 0.3% – continued
Wal-Mart de Mexico S.A.B. de C.V., Series V	976,600	$5,004
		8,672

Netherlands – 2.5%

ASML Holding N.V. *	94,138	3,351

Heineken N.V.	427,727	21,959

Koninklijke Philips Electronics N.V. (Registered)	278,700	8,924

New World Resources N.V., Class A	293,333	3,455

Royal Dutch Shell PLC ADR	419,516	23,212
Wolters Kluwer N.V.	517,355	11,228
		72,129

Norway – 0.5%

Seadrill Ltd.	187,750	4,386
Statoil ASA	377,269	8,769
		13,155

Peru – 0.1%
Credicorp Ltd.	41,844	3,690

Portugal – 0.2%
Energias de Portugal S.A.	1,637,359	6,502

Russia – 1.0%

Gazprom OAO ADR (London Exchange)	175,405	4,101

Gazprom OAO ADR (OTC Exchange)	5,089	120

Mechel ADR	143,600	4,081

Pharmstandard GDR *	124,493	3,114

RusHydro ADR *	592,500	3,117

Severstal OAO GDR (Registered) *	264,876	3,866

TMK OAO GDR (1)(2) *	30,500	366

TMK OAO GDR (Registered) *	112,971	2,331

Vimpel-Communications ADR	276,100	5,083
X5 Retail Group N.V. GDR (Registered) *	79,294	2,765
		28,944

Singapore – 0.9%

DBS Group Holdings Ltd.	843,417	8,609

Golden Agri-Resources Ltd. *	15,006,000	6,202
Wilmar International Ltd.	2,103,000	10,048
		24,859

South Africa – 2.6%

AngloGold Ashanti Ltd. ADR	509,434	19,333

Aspen Pharmacare Holdings Ltd. *	611,081	6,671

Gold Fields Ltd.	1,369,813	17,293

Gold Fields Ltd. ADR	178,430	2,252

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	36	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 90.9% – continued

South Africa – 2.6% – continued

Impala Platinum Holdings Ltd.	401,586	$11,785

Naspers Ltd., Class N	124,700	5,412

Shoprite Holdings Ltd.	328,778	3,280
Standard Bank Group Ltd.	556,611	8,759
		74,785

South Korea – 2.5%

Hyundai Motor Co.	110,111	11,231

KB Financial Group, Inc. ADR *	99,400	4,767

Korea Electric Power Corp. ADR *	915,500	14,868

LG Chem Ltd.	26,277	5,580

POSCO ADR	33,100	3,873

Samsung Electronics Co. Ltd.	12,561	9,085
SK Telecom Co. Ltd. ADR	1,359,575	23,466
		72,870

Spain – 1.9%

Banco Santander S.A.	1,167,037	15,487

Gestevision Telecinco S.A.	295,460	4,640

Inditex S.A.	234,403	15,433

Tecnicas Reunidas S.A.	56,680	3,567
Telefonica S.A.	645,199	15,268
		54,395

Sweden – 0.5%

Autoliv, Inc. *	91,000	4,689
Telefonaktiebolaget LM Ericsson, Class B	949,811	9,943
		14,632

Switzerland – 5.4%

ABB Ltd. (Registered) *	426,942	9,320

Actelion Ltd. (Registered) *	120,359	5,468

Compagnie Financiere Richemont S.A., Class A	225,562	8,744

Credit Suisse Group A.G. (Registered)	272,918	14,033

Foster Wheeler A.G. *	342,545	9,297

GAM Holding Ltd.	196,691	2,414

Nestle S.A. (Registered)	463,402	23,708

Nobel Biocare Holding A.G. (Registered)	123,308	3,294

Novartis A.G. (Registered)	232,471	12,564

Roche Holding A.G. (Genusschein)	118,888	19,293

Sonova Holding A.G. (Registered)	37,123	4,615

STMicroelectronics N.V.	574,673	5,697

Swatch Group (The) A.G.(Registered)	76,137	4,532

UBS A.G. (Registered) *	688,646	11,211

Xstrata PLC *	430,842	8,183

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 90.9% – continued

Switzerland – 5.4% – continued
Zurich Financial Services A.G.	61,833	$15,868
		158,241

Taiwan – 0.4%

Hon Hai Precision Industry Co. Ltd.	1,026,000	4,438
Taiwan Semiconductor Manufacturing Co. Ltd.	3,510,000	6,774
		11,212

Thailand – 0.2%
Bangkok Bank PCL (Registered)	1,395,900	5,937

Turkey – 0.5%

Tekfen Holding A.S. *	1,873,741	7,033
Turkiye Garanti Bankasi A.S.	1,415,955	6,634
		13,667

United Kingdom – 13.1%

Admiral Group PLC	263,962	5,285

Aggreko PLC	314,627	5,695

Amec PLC	391,025	4,734

Amlin PLC	578,335	3,404

Anglo American PLC *	271,316	11,852

Antofagasta PLC	960,852	15,185

AstraZeneca PLC	308,595	13,775

Autonomy Corp. PLC *	220,547	6,106

BAE Systems PLC	617,107	3,484

BG Group PLC	417,829	7,218

BP PLC	970,754	9,193

BP PLC ADR	592,476	33,813

British Sky Broadcasting Group PLC	777,796	7,124

Cairn Energy PLC *	973,351	6,151

Diageo PLC	853,310	14,348

Evraz Group S.A. GDR (Registered) *	42,417	1,681

GlaxoSmithKline PLC	1,651,788	31,697

HSBC Holdings PLC	680,764	6,902

John Wood Group PLC	364,716	2,008

Johnson Matthey PLC	153,731	4,077

Next PLC	231,159	7,597

Petrofac Ltd.	349,975	6,389

Reckitt Benckiser Group PLC	269,055	14,806

Reed Elsevier PLC	1,236,539	9,893

Rexam PLC	1,864,550	8,276

Rio Tinto PLC	104,630	6,197

Rolls-Royce Group PLC *	1,390,304	12,572

Rotork PLC	189,633	4,040

Scottish & Southern Energy PLC	389,526	6,503

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	37	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER INTERNATIONAL EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS - 90.9% – continued

United Kingdom – 13.1% – continued

Smith & Nephew PLC	630,766	$6,295

Standard Chartered PLC	915,785	24,956

Subsea 7, Inc. *	316,400	6,392

Tullow Oil PLC	269,445	5,102

United Utilities Group PLC	1,798,587	15,271

Vedanta Resources PLC	202,650	8,550

Vodafone Group PLC	8,587,820	19,870

Vodafone Group PLC ADR	524,786	12,222
WPP PLC	1,044,782	10,818
		379,481

United States – 1.1%

Axis Capital Holdings Ltd.	429,392	13,423

Bunge Ltd.	153,810	9,479
Philip Morris International, Inc.	196,046	10,226
		33,128
Total Common Stocks
(Cost $2,390,833) (3)		2,639,306

CONVERTIBLE PREFERRED STOCKS – 0.1%

Brazil – 0.1%
Itau Unibanco Holding S.A. ADR	170,032	3,739
Total Convertible Preferred Stocks
(Cost $1,732) (3)		3,739

PREFERRED STOCKS – 0.8%

Brazil – 0.5%

Centrais Eletricas Brasileiras S.A. ADR	294,000	5,321
Petroleo Brasileiro S.A. – Petrobras	406,998	8,100
		13,421

Germany – 0.3%
Henkel A.G. & Co. KGaA	165,178	8,894
Total Preferred Stocks
(Cost $14,972) (3)		22,315

INVESTMENT COMPANIES – 7.7%

iShares MSCI Emerging Markets Index Fund	2,619,605	110,338

Northern Institutional Funds - Diversified Assets Portfolio (4)(5)	111,658,670	111,659
Total Investment Companies
(Cost $221,682)		221,997

	PRINCIPAL AMOUNT (000S)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.1%

U.S. Treasury Bill, 0.11%, 5/6/10 (6)	$3,540	$3,540
Total Short-Term Investments
(Cost $3,540)		3,540

Total Investments – 99.6%
(Cost $2,632,759)		2,890,897
Other Assets less Liabilities – 0.4%		11,876
NET ASSETS – 100.0%		$2,902,773

(1)	Restricted security that has been deemed illiquid. At March 31, 2010, thevalue of these restricted illiquid securities amounted to approximately$366,000 or 0.01% of net assets. Additional information on each restrictedilliquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000s)

TMK OAO GDR	10/15/09	$594
(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly sold without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers, or if not available in accordance with procedures established by the Trustees of Northern Funds. (3) In accordance with the Fund’s prospectus, adjustment factors were provided by an independent evaluation service to determine the value of certain foreign securities.
(4)	Investment in affiliated Portfolio. Northern Trust Investments, N.A. is an investment adviser of the Fund and an investment adviser to the Northern Institutional Funds.
(5)	At March 31, 2009, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $40,297,000 with net purchases of approximately $71,362,000 during the fiscal year ended March 31, 2010.
(6)	Security pledged as collateral to cover margin requirements for open futures contracts.
*	Non-Income Producing Security

Percentages shown are based on Net Assets.

At March 31, 2010, the Multi-Manager International Equity Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAIN (000S)
E-Mini MSCI EAFE Index	296	$23,292	Long	6/10	$240

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	38	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

At March 31, 2010, the industry sectors (unaudited) for the Multi-Manager International Equity Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	10.3%
Consumer Staples	10.3
Energy	9.2
Financials	18.0
Health Care	7.6
Industrials	13.2
Information Technology	11.9
Materials	12.4
Telecommunication Services	4.9
Utilities	2.2

Total	100.0%

At March 31, 2010, the Multi-Manager International Equity Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
Japanese Yen	22.7%
Euro	20.7
United States Dollar	20.0
British Pound	13.1
All other currencies less than 5%	23.5

Total	100.0%

At March 31, 2010, the Multi-Manager International Equity Fund had outstanding forward foreign currency exchange contracts as follows:

CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000S)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000S)	SETTLEMENT DATE	UNREALIZED GAIN (LOSS (000S)
United States
Dollar	114	British Pound	76	4/1/10	1
United States
Dollar	170	British Pound	113	4/6/10	1
United States
Dollar	32	British Pound	21	4/7/10	–
United States
Dollar	445	British Pound	293	4/7/10	(1)
British Pound	9,637	United States Dollar	14,485	6/14/10	(132)
Japanese Yen	2,686,438	United States Dollar	29,710	6/15/10	963
Canadian
Dollar	6,513	United States Dollar	6,328	6/17/10	(83)

Total					$749

See Notes to the Financial Statements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3 – Valuation based on inputs that are unobservable and significant. The Fund utilized the following valuation techniques on Level 3 investments: The Fund valued certain securities using evaluated prices, based on broker quotes, accumulated by the Fund’s primary pricing source.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Multi-Manager International Equity Fund’s investments or other financial instruments, which are carried at fair value, as of March 31, 2010:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Common Stocks
Consumer Discretionary	$33,973	$250,584	–	$284,557
Consumer Staples	28,451	248,309	–	276,760
Energy	102,159	144,742	366	247,267
Financials	85,331	299,716	–	385,047
Health Care	41,632	170,000	–	211,632
Industrials	52,356	314,482	–	366,838
Information Technology	39,152	292,427	–	331,579
Materials	146,102	198,946	–	345,048
Telecommunication
Services	62,622	72,968	–	135,590
Utilities	20,809	34,179	–	54,988
Convertible Preferred Stocks	3,739	–	–	3,739
Preferred Stocks
Consumer Staples	–	8,894	–	8,894
Energy	8,100	–	–	8,100
Utilities	5,321	–	–	5,321
Investment Companies	221,997	–	–	221,997
Short-Term Investments	–	3,540	–	3,540
Total Investments	$851,744	$2,038,787	$366	$2,890,897
Other Financial Instruments*	$240	$749	$–	$989

* Other financial instruments include futures and forwards, if applicable.

NORTHERN FUNDS ANNUAL REPORT	39	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER INTERNATIONAL EQUITY FUND continued	MARCH 31, 2010

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	BALANCE AS OF 3/31/09 (000S)	NET REALIZED GAIN(LOSS) (000S)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) (000S)	NET PURCHASES (SALES) (000S)	NET TRANSFERS IN AND/OR OUT OF LEVEL 3 (000S)	BALANCE AS OF 3/31/10 (000S)
Common Stocks
Energy	$29	$–	$(232)	$569	$–	$366
Warrants
Telecommunication Services	571	–	–	(571)	–	–

Total	$600	$–	$(232)	$(2)	$–	$366

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	40	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MULTI-MANAGER LARGE CAP FUND	MARCH 31, 2010

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 93.9%

Aerospace/Defense – 3.6%

Boeing (The) Co.	92,530	$6,718

General Dynamics Corp.	74,207	5,729

Northrop Grumman Corp.	178,400	11,698
United Technologies Corp.	20,110	1,480
		25,625

Agriculture – 0.8%
Archer-Daniels-Midland Co.	197,000	5,693

Apparel – 2.0%

Coach, Inc.	28,730	1,136

NIKE, Inc., Class B	106,233	7,808
Polo Ralph Lauren Corp.	63,876	5,432
		14,376

Auto Parts & Equipment – 0.2%
Johnson Controls, Inc.	51,000	1,683

Banks – 9.0%

Banco Santander S.A. ADR	285,000	3,782

Bank of America Corp.	277,000	4,944

Bank of New York Mellon (The) Corp.	188,300	5,815

East-West Bancorp, Inc. (NASDAQ Exchange)	43,310	755

East-West Bancorp, Inc. (Private Placement)	38,800	676

Goldman Sachs Group (The), Inc.	54,916	9,370

JPMorgan Chase & Co.	300,971	13,468

M&T Bank Corp.	50,000	3,969

Mitsubishi UFJ Financial Group, Inc. ADR	706,000	3,692

Morgan Stanley	37,200	1,090

PNC Financial Services Group, Inc.	57,815	3,452

U.S. Bancorp	122,139	3,161

Wells Fargo & Co.	228,341	7,106
Zions Bancorporation	129,000	2,815
		64,095

Beverages – 0.6%
Diageo PLC ADR	61,000	4,114

Biotechnology – 1.2%

Celgene Corp. *	35,800	2,218

Gilead Sciences, Inc. *	103,650	4,714

Illumina, Inc. *	20,800	809
Vertex Pharmaceuticals, Inc. *	21,500	879
		8,620

Chemicals – 4.4%

Air Products & Chemicals, Inc.	69,100	5,110

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 93.9% – continued

Chemicals – 4.4% – continued

Dow Chemical (The) Co.	373,388	$11,041

E.I. du Pont de Nemours & Co.	160,300	5,970

Potash Corp. of Saskatchewan, Inc.	21,390	2,553

PPG Industries, Inc.	36,764	2,404
Praxair, Inc.	54,133	4,493
		31,571

Commercial Services – 2.5%

Mastercard, Inc., Class A	34,233	8,695
Visa, Inc., Class A	99,874	9,092
		17,787

Computers – 7.4%

Apple, Inc. *	101,020	23,733

EMC Corp. *	459,118	8,283

Hewlett-Packard Co.	78,200	4,156

International Business Machines Corp.	98,100	12,581

NetApp, Inc. *	76,200	2,481
Research In Motion Ltd. *	16,793	1,242
		52,476

Cosmetics/Personal Care – 0.8%

Colgate-Palmolive Co.	21,600	1,842
L’Oreal S.A. ADR	194,000	4,093
		5,935

Diversified Financial Services – 1.3%

American Express Co.	107,719	4,444
Charles Schwab (The) Corp.	261,300	4,884
		9,328

Electric – 2.8%

Dominion Resources, Inc.	115,500	4,748

Edison International	170,900	5,840

FPL Group, Inc.	78,500	3,794
Progress Energy, Inc.	144,500	5,687
		20,069

Electrical Components & Equipment – 0.2%
Molex, Inc., Class A	77,200	1,363

Electronics – 0.7%

Agilent Technologies, Inc. *	40,429	1,390
Gentex Corp.	187,000	3,632
		5,022

Entertainment – 0.0%

Warner Music Group Corp. *	8,300	57

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	41	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER LARGE CAP FUND continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 93.9% – continued

Environmental Control – 0.8%
Waste Management, Inc.	167,300	$5,760

Food – 5.3%

ConAgra Foods, Inc.	197,500	4,951

H.J. Heinz Co.	14,800	675

Hershey (The) Co.	101,000	4,324

Kellogg Co.	83,000	4,435

Kraft Foods, Inc., Class A	235,300	7,115

Safeway, Inc.	391,562	9,734

Unilever N.V. (Registered)	142,000	4,283

Unilever PLC ADR	49,100	1,438
Whole Foods Market, Inc. *	11,400	412
		37,367

Healthcare – Products – 3.5%

Alcon, Inc.	15,450	2,496

Baxter International, Inc.	131,400	7,647

Hospira, Inc. *	89,500	5,070
Johnson & Johnson	142,173	9,270
		24,483

Healthcare – Services – 0.9%
Quest Diagnostics, Inc.	103,400	6,027

Household Products/Wares – 0.8%
Kimberly-Clark Corp.	93,400	5,873

Insurance – 1.6%

Allstate (The) Corp.	173,800	5,615
Travelers (The) Cos., Inc.	104,800	5,653
		11,268

Internet – 4.3%

Amazon.com, Inc. *	75,283	10,218

Baidu, Inc. ADR *	9,772	5,834

Google, Inc., Class A *	20,299	11,510

Priceline.com, Inc. *	7,747	1,975
Tencent Holdings Ltd. ADR	51,900	1,043
		30,580

Lodging – 0.2%

Marriott International, Inc., Class A	52,201	1,645
Marriott International, Inc., Class A – Fractional Shares *	9,000	–
		1,645

Machinery – Diversified – 0.8%

Cummins, Inc.	21,100	1,307

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 93.9% – continued

Machinery – Diversified – 0.8% – continued
Deere & Co.	78,500	$4,668
		5,975

Media – 2.3%

Comcast Corp., Class A	341,200	6,421

DIRECTV, Class A *	36,732	1,242

Time Warner, Inc.	160,000	5,003
Walt Disney (The) Co.	102,218	3,569
		16,235

Metal Fabrication/Hardware – 0.3%
Precision Castparts Corp.	17,550	2,224

Mining – 0.9%
BHP Billiton PLC ADR	89,936	6,154

Miscellaneous Manufacturing – 0.8%

Danaher Corp.	13,219	1,056
SPX Corp.	70,000	4,643
		5,699

Office/Business Equipment – 0.8%
Xerox Corp.	594,000	5,792

Oil & Gas – 5.6%

Chevron Corp.	76,600	5,808

ConocoPhillips	192,400	9,845

EOG Resources, Inc.	46,276	4,301

Marathon Oil Corp.	178,500	5,648

Occidental Petroleum Corp.	36,700	3,102

Questar Corp.	77,500	3,348

Southwestern Energy Co. *	24,600	1,002
Transocean Ltd. *	75,651	6,535
		39,589

Oil & Gas Services – 2.0%

National-Oilwell Varco, Inc.	161,261	6,544

Schlumberger Ltd.	63,210	4,011
Weatherford International Ltd. *	224,000	3,553
		14,108

Pharmaceuticals – 6.2%

Abbott Laboratories	29,500	1,554

Bristol-Myers Squibb Co.	216,600	5,783

Cardinal Health, Inc.	162,500	5,855

Eli Lilly & Co.	97,500	3,531

Express Scripts, Inc. *	11,700	1,191

Medco Health Solutions, Inc. *	51,000	3,292

Merck & Co., Inc.	243,296	9,087

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	42	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 93.9% – continued

Pharmaceuticals – 6.2% – continued

Mylan, Inc. *	58,200	$1,322

Novartis A.G. ADR	23,600	1,277

Pfizer, Inc.	326,565	5,601

Roche Holding A.G. ADR	32,700	1,325

Shire PLC ADR	25,190	1,661
Teva Pharmaceutical Industries Ltd. ADR	43,700	2,757
		44,236

Pipelines – 0.8%
Williams (The) Cos., Inc.	250,200	5,780

Retail – 5.6%

Chipotle Mexican Grill, Inc. *	7,648	862

Costco Wholesale Corp.	43,300	2,586

CVS Caremark Corp.	160,400	5,864

Dollar General Corp. *	27,448	693

Home Depot (The), Inc.	186,100	6,020

J.C. Penney Co., Inc.	91,000	2,928

Lowe’s Cos., Inc.	239,700	5,810

McDonald’s Corp.	91,595	6,111

Nordstrom, Inc.	48,303	1,973

Staples, Inc.	59,300	1,387

Starbucks Corp.	48,200	1,170

Target Corp.	40,100	2,109
Tiffany & Co.	53,617	2,546
		40,059

Semiconductors – 1.8%

Cree, Inc. *	656	46

Intel Corp.	375,300	8,354
Texas Instruments, Inc.	172,500	4,221
		12,621

Software – 3.3%

Adobe Systems, Inc. *	159,500	5,642

Intuit, Inc. *	126,000	4,327

Microsoft Corp.	145,200	4,250

Oracle Corp.	221,000	5,678

Salesforce.com, Inc. *	28,210	2,100

SolarWinds, Inc. *	29,700	643
VMware, Inc., Class A *	15,600	831
		23,471

Telecommunications – 5.4%

American Tower Corp., Class A *	62,466	2,662

AT&T, Inc.	220,100	5,687

Cisco Systems, Inc. *	363,529	9,463

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 93.9% – continued

Telecommunications – 5.4% – continued

Crown Castle International Corp. *	26,768	$1,023

Juniper Networks, Inc. *	74,900	2,298

Motorola, Inc. *	668,200	4,691

QUALCOMM, Inc.	52,200	2,192

Verizon Communications, Inc.	191,900	5,953
Vodafone Group PLC ADR	178,500	4,157
		38,126

Transportation – 2.4%

FedEx Corp.	50,411	4,708

Norfolk Southern Corp.	41,365	2,312
Union Pacific Corp.	134,816	9,882
		16,902
Total Common Stocks
(Cost $553,287)		667,788

CONVERTIBLE PREFERRED STOCKS – 0.2%

Banks – 0.2%
East West Bancorp, Inc. *	670	1,288
Total Convertible Preferred Stocks
(Cost $670)		1,288

PREFERRED STOCKS – 0.5%

Banks – 0.5%

Itau Unibanco Holding S.A. ADR	115,900	2,549
Wells Fargo & Co. *	34,675	946
		3,495
Total Preferred Stocks
(Cost $2,647)		3,495

INVESTMENT COMPANIES – 4.6%
Northern Institutional Funds – Diversified Assets Portfolio (1)(2)	32,643,031	32,643
Total Investment Companies
(Cost $32,643)		32,643

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	43	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER LARGE CAP FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
SHORT – TERM INVESTMENTS – 0.2%

U.S. Treasury Bill, 0.11%, 5/6/10 (3)	$1,400	$1,400
Total Short-Term Investments
(Cost $1,400)		1,400

Total Investments – 99.4%
(Cost $590,647)		706,614
Other Assets less Liabilities – 0.6%		4,008
NET ASSETS – 100.0%		$710,622

(1)	Investment in affiliated Portfolio. Northern Trust Investments, N.A. is an investment adviser of the Fund and an investment adviser to the Northern Institutional Funds.

(2)	At March 31, 2009, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $35,425,000 with net sales of approximately $2,782,000 during the fiscal year ended March 31, 2010.

(3)	Security pledged as collateral to cover margin requirements for open futures contracts.

*	Non-Income Producing Security

Percentages shown are based on Net Assets.

At March 31, 2010, the Multi-Manager Large Cap Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAIN (000S)
S&P 500	49	$14,274	Long	6/10	$225

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	12.1%
Consumer Staples	10.2
Energy	8.4
Financials	13.0
Health Care	12.4
Industrials	9.2
Information Technology	22.7
Materials	5.6
Telecommunication Services	2.9
Utilities	3.5

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 — Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis Level 2 — Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices) Level 3 — Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Multi-Manager Large Cap Fund’s investments and other financial instruments, which are carried at fair value, as of March 31, 2010:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Common Stocks	$667,788 (1)	$–	$–	$667,788

Convertible Preferred Stocks	1,288	–	–	1,288

Preferred Stocks	3,495 (1)	–	–	3,495

Investment Companies	32,643	–	–	32,643

Short-Term Investments	–	1,400	–	1,400

Total Investments	$705,214	$1,400	$–	$706,614

Other Financial Instruments*	$225	$–	$–	$225

(1)	Classifications as defined in the Schedule of Investments.

*	Other financial instruments include futures and forwards, if applicable.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	44	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MULTI-MANAGER MID CAP FUND	MARCH 31, 2010

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.2%

Aerospace/Defense – 1.7%

Aerovironment, Inc. *	73,885	$1,929

L-3 Communications Holdings, Inc.	46,745	4,283

Spirit Aerosystems Holdings, Inc., Class A *	100,500	2,350
Teledyne Technologies, Inc. *	39,000	1,610
		10,172

Agriculture – 0.5%

Archer – Daniels-Midland Co.	71,200	2,058
Reynolds American, Inc.	13,750	742
		2,800

Airlines – 0.2%
Skywest, Inc.	68,200	974

Apparel – 0.5%

Coach, Inc.	48,100	1,901
Jones Apparel Group, Inc.	42,900	816
		2,717

Auto Manufacturers – 0.4%

Navistar International Corp. *	51,475	2,303

Auto Parts & Equipment – 0.5%

Autoliv, Inc. *	19,800	1,021
Lear Corp. *	25,850	2,051
		3,072

Banks – 2.4%

Banco Latinoamericano de Comercio

Exterior S.A., Class E	42,000	603

Comerica, Inc.	95,175	3,621

Fifth Third Bancorp	227,800	3,096

Huntington Bancshares, Inc.	288,700	1,550

International Bancshares Corp.	55,300	1,271

KeyCorp	43,200	335

Park National Corp.	9,400	586

Regions Financial Corp.	111,000	871

Signature Bank *	45,248	1,676
State Street Corp.	15,700	709
		14,318

Beverages – 0.9%

Coca-Cola Enterprises, Inc.	97,800	2,705
Hansen Natural Corp. *	58,777	2,550
		5,255

Biotechnology – 1.4%

Acorda Therapeutics, Inc. *	9,570	327

Amylin Pharmaceuticals, Inc. *	58,000	1,304

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.2% – continued

Biotechnology – 1.4% – continued

Genzyme Corp. *	48,400	$2,509

Human Genome Sciences, Inc. *	53,700	1,622

InterMune, Inc. *	25,000	1,114
Life Technologies Corp. *	30,475	1,593
		8,469

Building Materials – 0.3%

Owens Corning, Inc. *	62,950	1,601

Chemicals – 3.0%

Arch Chemicals, Inc.	26,500	912

Ashland, Inc.	18,800	992

Celanese Corp., Class A	40,450	1,288

CF Industries Holdings, Inc.	29,625	2,701

Eastman Chemical Co.	55,325	3,523

Lubrizol Corp.	32,300	2,963

NewMarket Corp.	18,300	1,885

PolyOne Corp. *	112,700	1,154

Sigma-Aldrich Corp.	26,580	1,426
Stepan Co.	18,790	1,050
		17,894

Coal – 0.6%
Alpha Natural Resources, Inc. *	68,725	3,429

Commercial Services – 5.3%

Advance America Cash Advance

Centers, Inc.	116,100	676

Alliance Data Systems Corp. *	36,800	2,355

Capella Education Co. *	23,700	2,200

China Real Estate Information Corp. ADR *	171,600	1,719

Convergys Corp. *	203,200	2,491

Education Management Corp. *	73,400	1,608

Global Payments, Inc.	34,630	1,577

Morningstar, Inc. *	28,245	1,358

Pre-Paid Legal Services, Inc. *	11,700	443

Quanta Services, Inc. *	91,600	1,755

R.R. Donnelley & Sons Co.	64,900	1,386

Resources Connection, Inc. *	111,600	2,139

Robert Half International, Inc.	77,600	2,361

SAIC, Inc. *	50,900	901

SEI Investments Co.	108,402	2,382
Strayer Education, Inc.	24,415	5,946
		31,297

Computers – 2.7%

Cognizant Technology Solutions Corp., Class A *	66,480	3,389

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	45	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER MID CAP FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.2% – continued

Computers – 2.7% – continued

Computer Sciences Corp. *	25,800	$1,406

IHS, Inc., Class A *	32,095	1,716

Lexmark International, Inc., Class A *	69,050	2,491

MICROS Systems, Inc. *	70,380	2,314

NCR Corp. *	69,200	955

Seagate Technology *	85,200	1,556
Western Digital Corp. *	45,600	1,778
		15,605

Cosmetics/Personal Care – 0.2%
Alberto-Culver Co.	53,910	1,410

Distribution/Wholesale – 1.7%

Fastenal Co.	54,135	2,598

Ingram Micro, Inc., Class A *	55,300	971

LKQ Corp. *	97,630	1,982

United Stationers, Inc. *	43,975	2,588
W.W. Grainger, Inc.	17,725	1,916
		10,055

Diversified Financial Services – 3.2%

Affiliated Managers Group, Inc. *	23,450	1,853

Ameriprise Financial, Inc.	141,475	6,417

Discover Financial Services	236,800	3,528

Eaton Vance Corp.	44,120	1,480

GFI Group, Inc.	158,800	918

IntercontinentalExchange, Inc. *	15,850	1,778
Stifel Financial Corp. *	51,600	2,773
		18,747

Electric – 4.1%

Alliant Energy Corp.	42,000	1,397

Ameren Corp.	34,800	908

American Electric Power Co., Inc.	146,900	5,021

CMS Energy Corp.	358,950	5,549

DTE Energy Co.	122,925	5,482

El Paso Electric Co. *	51,600	1,063

Mirant Corp. *	139,700	1,517

NorthWestern Corp.	32,700	877

Pepco Holdings, Inc.	45,300	777

SCANA Corp.	23,400	880
Xcel Energy, Inc.	39,200	831
		24,302

Electrical Components & Equipment – 0.3%
AMETEK, Inc.	37,730	1,564

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.2% – continued

Electronics – 2.1%

Amphenol Corp., Class A	61,135	$2,579

Benchmark Electronics, Inc. *	34,600	718

FLIR Systems, Inc. *	65,530	1,848

Sensata Technologies Holding N.V. *	12,300	221

Tech Data Corp. *	19,600	821

Technitrol, Inc.	33,600	177

Thomas & Betts Corp. *	27,400	1,075

Trimble Navigation Ltd. *	66,495	1,910

Tyco Electronics Ltd.	69,000	1,896
Vishay Intertechnology, Inc. *	76,700	785
		12,030

Entertainment – 0.2%
DreamWorks Animation SKG, Inc., Class A *	28,300	1,115

Environmental Control – 0.8%

Clean Harbors, Inc. *	40,100	2,228
Stericycle, Inc. *	42,770	2,331
		4,559

Food – 3.2%

Cal-Maine Foods, Inc.	24,000	813

ConAgra Foods, Inc.	88,200	2,211

Del Monte Foods Co.	83,300	1,216

Flowers Foods, Inc.	76,520	1,893

Fresh Del Monte Produce, Inc. *	29,300	593

JM Smucker (The) Co.	54,165	3,264

Ralcorp Holdings, Inc. *	25,900	1,756

Safeway, Inc.	99,700	2,479

Sara Lee Corp.	75,400	1,050

Seaboard Corp.	147	191

SUPERVALU, Inc.	67,800	1,131
Tyson Foods, Inc., Class A	119,350	2,286
		18,883

Forest Products & Paper – 0.5%

International Paper Co.	62,375	1,535
Schweitzer–Mauduit International, Inc.	33,000	1,570
		3,105

Gas – 0.7%

AGL Resources, Inc.	31,100	1,202

CenterPoint Energy, Inc.	50,400	724

Sempra Energy	16,500	823
Southern Union Co.	43,800	1,111
		3,860

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	46	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.2% – continued

Hand/Machine Tools – 1.1%

Kennametal, Inc.	79,200	$2,227

Lincoln Electric Holdings, Inc.	21,425	1,164
Stanley Black & Decker, Inc.	50,675	2,909
		6,300

Healthcare – Products – 4.0%

C.R. Bard, Inc.	22,350	1,936

DENTSPLY International, Inc.	61,605	2,147

Hill-Rom Holdings, Inc.	63,200	1,720

Hologic, Inc. *	48,025	890

IDEXX Laboratories, Inc. *	42,085	2,422

Intuitive Surgical, Inc. *	10,700	3,725

Kinetic Concepts, Inc. *	27,600	1,319

Masimo Corp.	60,100	1,596

ResMed, Inc. *	43,170	2,748

Thoratec Corp. *	50,100	1,676

Varian Medical Systems, Inc. *	49,965	2,765
Volcano Corp. *	23,400	565
		23,509

Healthcare – Services – 1.6%

CIGNA Corp.	23,200	849

Covance, Inc. *	32,805	2,014

Coventry Health Care, Inc. *	55,400	1,369

Health Management Associates, Inc.,

Class A *	234,875	2,020

Healthsouth Corp. *	102,775	1,922
Universal Health Services, Inc., Class B	34,600	1,214
		9,388

Home Builders – 0.2%
Ryland Group, Inc.	51,925	1,165

Home Furnishings – 0.7%
Whirlpool Corp.	44,600	3,891

Household Products/Wares – 0.6%

American Greetings Corp., Class A	31,900	665

Blyth, Inc.	12,175	380
Church & Dwight Co., Inc.	33,320	2,231
		3,276

Housewares – 0.4%
Newell Rubbermaid, Inc.	172,500	2,622

Insurance – 6.1%

ACE Ltd.	45,000	2,354

Aflac, Inc.	13,700	744

Allied World Assurance Co. Holdings Ltd.	11,890	533

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.2% – continued

Insurance – 6.1% continued

Allstate (The) Corp.	55,200	$1,784

American Financial Group, Inc.	49,800	1,417

AON Corp.	19,450	831

Aspen Insurance Holdings Ltd.	30,700	885

Assurant, Inc.	11,300	388

Chubb Corp.	42,400	2,198

Cincinnati Financial Corp.	30,200	873

Endurance Specialty Holdings Ltd.	53,153	1,975

Everest Re Group Ltd.	23,100	1,869

Genworth Financial, Inc., Class A *	158,000	2,898

Hartford Financial Services Group, Inc.	87,100	2,475

Lincoln National Corp.	14,400	442

Montpelier Re Holdings Ltd.	33,200	558

PartnerRe Ltd.	10,700	853

Presidential Life Corp.	44,400	443

Prudential Financial, Inc.	38,275	2,316

Unum Group	139,250	3,449

Validus Holdings Ltd.	32,200	886

W.R. Berkley Corp.	25,200	657

White Mountains Insurance Group Ltd.	4,010	1,424
XL Capital Ltd., Class A	202,800	3,833
		36,085

Internet – 1.9%

Akamai Technologies, Inc. *	74,900	2,353

Baidu, Inc. ADR *	3,400	2,030

Ctrip.com International Ltd. ADR *	26,800	1,051

Digital River, Inc. *	51,700	1,566

McAfee, Inc. *	56,635	2,273

MercadoLibre, Inc. *	20,856	1,005
Perfect World Co. Ltd. ADR *	28,300	1,060
		11,338

Investment Companies – 0.0%
Allied Capital Corp.	31,500	157

Iron/Steel – 1.0%

Carpenter Technology Corp.	310	11

Cliffs Natural Resources, Inc.	40,050	2,842
Reliance Steel & Aluminum Co.	57,175	2,815
		5,668

Leisure Time – 0.3%
Polaris Industries, Inc.	32,600	1,668

Lodging – 0.9%

Wyndham Worldwide Corp.	168,775	4,342

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	47	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER MID CAP FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.2% – continued

Lodging – 0.9% – continued
Wynn Resorts Ltd.	16,100	$1,221
		5,563

Machinery – Diversified – 2.2%

Cummins, Inc.	38,000	2,354

Flowserve Corp.	22,730	2,507

IDEX Corp.	44,960	1,488

Rockwell Automation, Inc.	53,500	3,015

Roper Industries, Inc.	43,610	2,522
Wabtec Corp.	25,900	1,091
		12,977

Media – 1.5%

DISH Network Corp., Class A	47,700	993

FactSet Research Systems, Inc.	22,575	1,656

Gannett Co., Inc.	130,900	2,162

Time Warner Cable, Inc.	18,900	1,008
Viacom, Inc., Class B *	92,375	3,176
		8,995

Metal Fabrication/Hardware – 0.2%
Timken (The) Co.	37,700	1,131

Mining – 0.2%
USEC, Inc. *	172,000	992

Miscellaneous Manufacturing – 2.7%

Cooper Industries PLC	73,300	3,514

Crane Co.	80,700	2,865

Donaldson Co., Inc.	29,790	1,344

Eaton Corp.	26,400	2,000

EnPro Industries, Inc. *	42,200	1,227

ITT Corp.	18,375	985

Parker Hannifin Corp.	30,375	1,967
Tyco International Ltd.	50,600	1,936
		15,838

Office/Business Equipment – 0.7%
Xerox Corp.	394,100	3,842

Oil & Gas – 4.3%

Berry Petroleum Co., Class A	46,700	1,315

Chesapeake Energy Corp.	46,050	1,089

Contango Oil & Gas Co. *	31,000	1,586

Frontier Oil Corp.	30,600	413

Holly Corp.	26,500	740

Newfield Exploration Co. *	56,025	2,916

Noble Corp. *	90,700	3,793

Patterson-UTI Energy, Inc.	49,200	687

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.2% – continued

Oil & Gas – 4.3% – continued

Questar Corp.	59,500	$2,570

Range Resources Corp.	40,295	1,889

Southwestern Energy Co. *	51,190	2,084

Sunoco, Inc.	36,000	1,070

Tesoro Corp.	51,800	720

Ultra Petroleum Corp. *	31,000	1,445

Valero Energy Corp.	46,200	910
Whiting Petroleum Corp. *	27,300	2,207
		25,434

Oil & Gas Services – 2.9%

Core Laboratories N.V.	21,200	2,773

FMC Technologies, Inc. *	44,290	2,862

Helix Energy Solutions Group, Inc. *	54,500	710

Hornbeck Offshore Services, Inc. *	29,800	553

National-Oilwell Varco, Inc.	55,400	2,248

Oceaneering International, Inc. *	62,830	3,989

Oil States International, Inc. *	66,600	3,020
SEACOR Holdings, Inc. *	11,500	928
		17,083

Packaging & Containers – 0.3%

Sonoco Products Co.	21,700	668
Temple-Inland, Inc.	57,050	1,166
		1,834

Pharmaceuticals – 2.5%

AmerisourceBergen Corp.	128,600	3,719

Cephalon, Inc. *	19,300	1,308

Endo Pharmaceuticals Holdings, Inc. *	41,700	988

Forest Laboratories, Inc. *	61,400	1,925

Herbalife Ltd.	16,900	779

King Pharmaceuticals, Inc. *	78,200	920

MannKind Corp. *	52,900	347

Mylan, Inc. *	160,900	3,654
Watson Pharmaceuticals, Inc. *	22,400	936
		14,576

Pipelines – 0.2%
El Paso Corp.	125,950	1,365

Real Estate – 0.3%
CB Richard Ellis Group, Inc., Class A *	102,125	1,619

Real Estate Investment Trusts – 3.4%

Annaly Capital Management, Inc.	84,600	1,453

Boston Properties, Inc.	32,750	2,471

Capstead Mortgage Corp.	45,100	539

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	48	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.2% – continued

Real Estate Investment Trusts – 3.4% – continued

Home Properties, Inc.	42,650	$1,996

Hospitality Properties Trust	73,200	1,753

HRPT Properties Trust	236,700	1,842

Mack-Cali Realty Corp.	68,300	2,408

Medical Properties Trust, Inc.	131,900	1,382

MFA Financial, Inc.	142,300	1,047

Parkway Properties, Inc.	53,600	1,007
Simon Property Group, Inc.	45,474	3,815
		19,713

Retail – 6.3%

Bob Evans Farms, Inc.	22,700	701

Brinker International, Inc.	52,100	1,004

Cabela’s, Inc. *	99,900	1,747

Chipotle Mexican Grill, Inc. *	16,690	1,880

Copart, Inc. *	41,960	1,494

Darden Restaurants, Inc.	40,275	1,794

Dick’s Sporting Goods, Inc. *	97,320	2,541

Family Dollar Stores, Inc.	27,200	996

Gap (The), Inc.	61,700	1,426

Kohl’s Corp. *	67,600	3,703

Nu Skin Enterprises, Inc., Class A	68,075	1,981

O’Reilly Automotive, Inc. *	63,590	2,652

Panera Bread Co., Class A *	35,805	2,739

Phillips-Van Heusen Corp.	70,525	4,045

RadioShack Corp.	80,500	1,822

Ruby Tuesday, Inc. *	71,600	757

Rue21, Inc. *	29,700	1,030

Tractor Supply Co.	42,355	2,459

Urban Outfitters, Inc. *	30,730	1,169
Williams-Sonoma, Inc.	31,650	832
		36,772

Savings & Loans – 1.3%

First Niagara Financial Group, Inc.	269,650	3,835

Hudson City Bancorp, Inc.	42,200	598

Northwest Bancshares, Inc.	93,900	1,102
People’s United Financial, Inc.	149,000	2,330
		7,865

Semiconductors – 2.8%

Aixtron A.G. ADR	54,700	1,952

Avago Technologies Ltd. *	127,400	2,619

Cavium Networks, Inc. *	94,105	2,339

Marvell Technology Group Ltd. *	114,400	2,332

Micron Technology, Inc. *	426,100	4,427

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.2% – continued

Semiconductors – 2.8% – continued
Teradyne, Inc. *	272,525	$3,044
		16,713

Software – 4.7%

Adobe Systems, Inc. *	59,355	2,099

ANSYS, Inc. *	94,720	4,086

Cerner Corp. *	38,980	3,316

Citrix Systems, Inc. *	58,265	2,766

Fiserv, Inc. *	41,925	2,128

Informatica Corp. *	27,350	735

Intuit, Inc. *	69,940	2,402

Longtop Financial Technologies Ltd. ADR *	45,000	1,449

MSCI, Inc. Class A *	45,946	1,659

Salesforce.com, Inc. *	49,100	3,655
VMware, Inc., Class A *	59,702	3,182
		27,477

Telecommunications – 2.2%

Amdocs Ltd. *	76,900	2,315

CenturyTel, Inc.	22,700	805

Cincinnati Bell, Inc. *	483,300	1,648

Harris Corp.	41,600	1,976

JDS Uniphase Corp. *	82,150	1,029

NTELOS Holdings Corp.	94,150	1,675

Qwest Communications International, Inc.	575,000	3,002
USA Mobility, Inc. *	41,200	522
		12,972

Toys, Games & Hobbies – 0.2%
Hasbro, Inc.	30,000	1,148

Transportation – 2.1%

C.H. Robinson Worldwide, Inc.	84,275	4,707

Expeditors International of Washington, Inc.	117,885	4,352

Overseas Shipholding Group, Inc.	35,600	1,397

Ryder System, Inc.	15,400	597
Tidewater, Inc.	30,700	1,451
		12,504
Total Common Stocks
(Cost $469,854)		571,016

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	49	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER MID CAP FUND continued

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 2.1%

Northern Institutional Funds – Diversified Assets Portfolio (1)(2)	12,567,241	$12,567
Total Investment Companies
(Cost $12,567)		12,567

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.0%

U.S. Treasury Bill,
0.12%, 5/6/10 (3)	$200	$200
Total Short-Term Investments
(Cost $200)		200

Total Investments – 99.3%
(Cost $482,621)		583,783
Other Assets less Liabilities – 0.7%		3,881
NET ASSETS – 100.0%		$587,664

(1)	Investment in affiliated Portfolio. Northern Trust Investments, N.A. is an investment adviser of the Fund and an investment adviser to the Northern Institutional Funds.
(2)	At March 31, 2009, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $12,524,000 with net purchases of approximately $43,000 during the fiscal year ended March 31, 2010.
(3)	Security pledged as collateral to cover margin requirements for open futures contracts.

*	Non-Income Producing Security

Percentages shown are based on Net Assets.

At March 31, 2010, the Multi-Manager Mid Cap Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAIN (000s)
E-mini S&P MidCap 400	6	$473	Long	6/10	$11

At March 31, 2010, the industry sectors (unaudited) for the Multi-Manager Mid Cap Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	14.5%
Consumer Staples	5.8
Energy	8.7
Financials	18.4
Health Care	10.3
Industrials	14.7
Information Technology	16.4
Materials	4.7
Telecommunication Services	1.3
Utilities	5.2

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Multi-Manager Mid Cap Fund’s investments and other financial instruments, which are carried at fair value, as of March 31, 2010:

INVESTMENTS	LEVEL 1 (000s)		LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks	$571,016	(1)	$–	$–	$571,016
Investment Companies	12,567		–	–	12,567
Short-Term Investments	–		200	–	200
Total Investments	$583,583		$200	$–	$583,783

Other Financial Instruments (2)	$11		$–	$–	$11

(1)	Classifications as defined in the Schedule of Investments.
(2)	Other financial instruments include futures and forwards, if applicable.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	50	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MULTI-MANAGER SMALL CAP FUND	MARCH 31, 2010

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.8%

Aerospace/Defense – 1.5%

AAR Corp. *	62,200	$1,544

Orbital Sciences Corp. *	44,099	838
TransDigm Group, Inc.	77,685	4,121
		6,503

Airlines – 0.2%
Skywest, Inc.	77,200	1,102

Apparel – 1.4%

Jones Apparel Group, Inc.	81,300	1,546

Perry Ellis International, Inc. *	55,226	1,251

Volcom, Inc. *	92,000	1,796
Warnaco Group (The), Inc. *	31,775	1,516
		6,109

Auto Parts & Equipment – 0.3%

ATC Technology Corp. *	55,000	944

Exide Technologies *	58,800	338
Standard Motor Products, Inc.	24,600	244
		1,526

Banks – 6.3%

Associated Banc-Corp	115,500	1,594

Banco Latinoamericano de Comercio Exterior S.A., Class E	59,295	851

Bank of the Ozarks, Inc.	59,700	2,101

Cass Information Systems, Inc.	47,300	1,473

Cathay General Bancorp	235,000	2,738

CVB Financial Corp.	201,500	2,001

First of Long Island (The) Corp.	46,563	1,122

International Bancshares Corp.	38,050	875

National Bankshares, Inc.	46,300	1,262

Oriental Financial Group, Inc.	125,500	1,694

Prosperity Bancshares, Inc.	40,800	1,673

Republic Bancorp, Inc., Class A	61,800	1,164

Signature Bank *	45,257	1,677

Sterling Bancshares, Inc.	86,400	482

Tompkins Financial Corp.	35,750	1,304

UMB Financial Corp.	11,600	471

Wintrust Financial Corp.	58,500	2,177
Zions Bancorporation	137,500	3,000
		27,659

Beverages – 0.5%
Green Mountain Coffee Roasters, Inc. *	20,861	2,020

Biotechnology – 1.7%

Alexion Pharmaceuticals, Inc. *	16,117	876

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.8% – continued

Biotechnology – 1.7% – continued

Bio-Rad Laboratories, Inc., Class A *	15,100	$1,563

Charles River Laboratories International, Inc. *	49,000	1,926

Dendreon Corp. *	23,649	863

Human Genome Sciences, Inc. *	14,276	431

OSI Pharmaceuticals, Inc. *	13,764	820

Regeneron Pharmaceuticals, Inc. *	22,203	588
United Therapeutics Corp. *	11,843	655
		7,722

Building Materials – 0.4%

Gibraltar Industries, Inc. *	90,500	1,141
Martin Marietta Materials, Inc.	7,392	618
		1,759

Chemicals – 2.1%

A. Schulman, Inc.	92,100	2,254

Hawkins, Inc.	12,900	312

Landec Corp. *	137,515	912

Minerals Technologies, Inc.	6,400	332

PolyOne Corp. *	227,400	2,329

Solutia, Inc. *	131,257	2,114
Zoltek Cos., Inc. *	96,300	928
		9,181

Coal – 0.4%

Massey Energy Co.	16,430	859
Walter Energy, Inc.	11,528	1,064
		1,923

Commercial Services – 11.1%

Advance America Cash Advance Centers, Inc.	230,300	1,340

Alliance Data Systems Corp. *	38,747	2,479

AMN Healthcare Services, Inc. *	213,500	1,879

Capella Education Co. *	21,820	2,026

Chemed Corp.	103,600	5,634

Consolidated Graphics, Inc. *	15,600	646

CoStar Group, Inc. *	29,500	1,225

Deluxe Corp.	91,000	1,767

DeVry, Inc.	33,507	2,185

Diamond Management & Technology Consultants, Inc.	107,500	844

DynCorp International, Inc., Class A *	62,800	722

Forrester Research, Inc. *	62,500	1,879

FTI Consulting, Inc. *	62,500	2,457

Gartner, Inc. *	41,997	934

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	51	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER SMALL CAP FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.8% – continued

Commercial Services – 11.1% – continued

Grand Canyon Education, Inc. *	5,797	$152

Heidrick & Struggles International, Inc.	35,970	1,008

KAR Auction Services, Inc. *	80,650	1,215

MAXIMUS, Inc.	41,800	2,547

Resources Connection, Inc. *	258,300	4,952

Ritchie Bros. Auctioneers, Inc.	93,800	2,019

Robert Half International, Inc.	49,199	1,497

Rollins, Inc.	170,500	3,696

SAIC, Inc. *	81,162	1,437

Sotheby’s	28,652	891

Strayer Education, Inc.	4,804	1,170

SuccessFactors, Inc. *	27,014	514

Universal Technical Institute, Inc. *	42,200	963
VistaPrint N.V. *	19,951	1,142
		49,220

Computers – 3.9%

Agilysys, Inc.	89,000	994

CACI International, Inc., Class A *	27,200	1,329

CIBER, Inc. *	303,985	1,137

Cogo Group, Inc. *	64,800	453

Echelon Corp. *	97,600	875

Electronics for Imaging, Inc. *	165,500	1,925

Imation Corp. *	94,101	1,036

MICROS Systems, Inc. *	50,635	1,665

Stratasys, Inc. *	93,800	2,287

SYKES Enterprises, Inc. *	64,388	1,470

Telvent GIT S.A.	49,400	1,421

Unisys Corp. *	45,140	1,575
VanceInfo Technologies, Inc. ADR *	40,379	900
		17,067

Distribution/Wholesale – 2.9%

Beacon Roofing Supply, Inc. *	133,400	2,552

Huttig Building Products, Inc. *	69,710	59

LKQ Corp. *	143,600	2,915

Owens & Minor, Inc.	44,000	2,041

School Specialty, Inc. *	107,800	2,448
United Stationers, Inc. *	47,500	2,796
		12,811

Diversified Financial Services – 3.7%

Affiliated Managers Group, Inc. *	38,854	3,069

Greenhill & Co., Inc.	14,375	1,180

National Financial Partners Corp. *	153,886	2,170

Piper Jaffray Cos. *	33,600	1,354

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.8% – continued

Diversified Financial Services – 3.7% – continued

Portfolio Recovery Associates, Inc. *	88,607	$4,862

Raymond James Financial, Inc.	61,000	1,631
World Acceptance Corp. *	54,600	1,970
		16,236

Electric – 1.5%

El Paso Electric Co. *	65,500	1,349

NorthWestern Corp.	57,700	1,547

Pike Electric Corp. *	178,500	1,664

Unisource Energy Corp.	13,900	437
Westar Energy, Inc.	72,000	1,605
		6,602

Electrical Components & Equipment – 1.4%

Advanced Energy Industries, Inc. *	43,616	722

American Superconductor Corp. *	29,276	846

AMETEK, Inc.	46,000	1,907

Belden, Inc.	47,600	1,307
EnerSys *	56,600	1,396
		6,178

Electronics – 3.6%

Bel Fuse, Inc., Class B	18,800	379

Coherent, Inc. *	63,000	2,013

CTS Corp.	83,203	784

FARO Technologies, Inc. *	48,100	1,239

Gentex Corp.	183,200	3,558

Jabil Circuit, Inc.	65,500	1,060

Methode Electronics, Inc.	54,100	536

National Instruments Corp.	116,100	3,872

Newport Corp. *	150,600	1,882
Technitrol, Inc.	94,200	497
		15,820

Engineering & Construction – 0.4%
EMCOR Group, Inc. *	68,300	1,682

Food – 2.3%

Flowers Foods, Inc.	62,500	1,546

J & J Snack Foods Corp.	25,100	1,091

Nash Finch Co.	58,012	1,952

Ralcorp Holdings, Inc. *	25,000	1,695

United Natural Foods, Inc. *	123,300	3,468
Whole Foods Market, Inc. *	17,837	645
		10,397

Forest Products & Paper – 1.5%

Domtar Corp. *	15,400	992

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	52	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.8% – continued

Forest Products & Paper – 1.5% – continued

Glatfelter	275,804	$3,996

Neenah Paper, Inc.	62,000	982
Wausau Paper Corp. *	61,897	529
		6,499

Healthcare – Products – 4.9%

Abaxis, Inc. *	54,300	1,477

Align Technology, Inc. *	44,664	864

Angiodynamics, Inc. *	153,135	2,392

Beckman Coulter, Inc.	17,584	1,104

Cepheid, Inc. *	295,400	5,164

Conceptus, Inc. *	73,267	1,462

Cooper (The) Cos., Inc.	52,300	2,034

Edwards Lifesciences Corp. *	9,988	988

ev3, Inc. *	45,418	720

ICU Medical, Inc. *	25,000	861

Medtox Scientific, Inc. *	37,500	384

NuVasive, Inc. *	16,731	756

Techne Corp.	34,800	2,216
Thoratec Corp. *	32,533	1,088
		21,510

Healthcare – Services – 2.8%

Amedisys, Inc. *	26,500	1,463

Bio-Reference Labs, Inc. *	39,100	1,719

Covance, Inc. *	18,000	1,105

Healthspring, Inc. *	74,400	1,310

IPC The Hospitalist Co., Inc. *	72,486	2,545

Lincare Holdings, Inc. *	21,296	956
Mednax, Inc. *	53,700	3,125
		12,223

Home Builders – 0.3%
Thor Industries, Inc.	47,500	1,435

Home Furnishings – 0.8%

La-Z-Boy, Inc. *	71,982	903

Tempur-Pedic International, Inc. *	40,420	1,219
TiVo, Inc. *	70,180	1,201
		3,323

Household Products/Wares – 0.4%

American Greetings Corp., Class A	66,800	1,392
Standard Register (The) Co.	53,200	285
		1,677

Insurance – 2.8%

American Safety Insurance Holdings Ltd. *	36,943	613

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.8% – continued

Insurance – 2.8% – continued

Delphi Financial Group, Inc., Class A	53,900	$1,356

Enstar Group Ltd. *	10,100	699

Horace Mann Educators Corp.	116,000	1,747

Montpelier Re Holdings Ltd.	78,300	1,316

National Interstate Corp.	19,697	408

Platinum Underwriters Holdings Ltd.	25,400	942

RLI Corp.	13,300	758

Selective Insurance Group, Inc.	171,900	2,854
Tower Group, Inc.	74,800	1,658
		12,351

Internet – 2.4%

Constant Contact, Inc. *	15,069	350

CyberSource Corp. *	36,469	643

DealerTrack Holdings, Inc. *	236,229	4,035

F5 Networks, Inc. *	50,854	3,128

priceline.com, Inc. *	3,296	841

Rackspace Hosting, Inc. *	51,598	966
Shutterfly, Inc. *	25,043	603
		10,566

Leisure Time – 0.2%
Polaris Industries, Inc.	20,260	1,036

Machinery – Diversified – 2.0%

Alamo Group, Inc.	71,200	1,423

Flowserve Corp.	20,342	2,243

Roper Industries, Inc.	63,922	3,697
Wabtec Corp.	37,000	1,559
		8,922

Media – 0.2%
Mediacom Communications Corp., Class A *	184,126	1,096

Miscellaneous Manufacturing – 0.6%

A.O. Smith Corp.	16,400	862

Hexcel Corp. *	105,500	1,524
Koppers Holdings, Inc.	16,700	473
		2,859

Office Furnishings – 0.2%
Herman Miller, Inc.	60,807	1,098

Oil & Gas – 1.3%

Arena Resources, Inc. *	33,546	1,120

Berry Petroleum Co., Class A	12,000	338

Concho Resources, Inc. *	14,329	722

Rowan Cos., Inc. *	49,435	1,439

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	53	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER SMALL CAP FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.8% – continued

Oil & Gas – 1.3% – continued

Stone Energy Corp. *	74,000	$1,314
Western Refining, Inc. *	164,600	905
		5,838

Oil & Gas Services – 1.4%

Cal Dive International, Inc. *	152,800	1,120

CARBO Ceramics, Inc.	4,900	306

Dril-Quip, Inc. *	10,702	651

ION Geophysical Corp. *	226,700	1,115

Oceaneering International, Inc. *	24,000	1,524
Tetra Technologies, Inc. *	124,000	1,515
		6,231

Packaging & Containers – 0.4%

AEP Industries, Inc. *	27,600	718
Rock-Tenn Co., Class A	18,500	843
		1,561

Pharmaceuticals – 2.8%

Auxilium Pharmaceuticals, Inc. *	18,908	589

BioMarin Pharmaceutical, Inc. *	32,908	769

Catalyst Health Solutions, Inc. *	32,885	1,361

Neogen Corp. *	91,000	2,284

Onyx Pharmaceuticals, Inc. *	23,323	706

Par Pharmaceutical Cos., Inc. *	52,000	1,290

Perrigo Co.	18,007	1,057

SXC Health Solutions Corp. *	11,501	774

USANA Health Sciences, Inc. *	18,500	581
VCA Antech, Inc. *	105,902	2,969
		12,380

Real Estate Investment Trusts – 0.8%

Anworth Mortgage Asset Corp.	105,200	709

Digital Realty Trust, Inc.	10,191	552

Pennsylvania Real Estate Investment Trust	95,000	1,185
U-Store-It Trust	166,500	1,199
		3,645

Retail – 7.3%

Asbury Automotive Group, Inc. *	70,782	942

Bob Evans Farms, Inc.	69,681	2,154

Borders Group, Inc. *	367,000	631

Burger King Holdings, Inc.	117,500	2,498

Cabela’s, Inc. *	52,500	918

Cheesecake Factory (The), Inc. *	103,000	2,787

Chipotle Mexican Grill, Inc. *	9,255	1,043

Copart, Inc. *	74,000	2,634

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 95.8% – continued

Retail – 7.3% – continued

Finish Line (The), Inc., Class A	91,500	$1,493

Genesco, Inc. *	55,100	1,709

Group 1 Automotive, Inc. *	67,500	2,151

Guess?, Inc.	22,984	1,080

Gymboree Corp. *	67,560	3,488

J. Crew Group, Inc. *	23,791	1,092

Lithia Motors, Inc., Class A *	82,200	526

OfficeMax, Inc. *	95,000	1,560

Papa John’s International, Inc. *	63,700	1,638

Sonic Automotive, Inc., Class A *	68,400	752

Stein Mart, Inc. *	100,000	903

Tiffany & Co.	23,416	1,112
Urban Outfitters, Inc. *	31,560	1,200
		32,311

Semiconductors – 4.3%

ATMI, Inc. *	81,000	1,564

Cabot Microelectronics Corp. *	43,500	1,646

Cree, Inc. *	10,964	770

Emulex Corp. *	124,120	1,648

Entegris, Inc. *	475,500	2,397

Lattice Semiconductor Corp. *	158,700	582

Netlogic Microsystems, Inc. *	33,945	999

Power Integrations, Inc.	71,700	2,954

Rudolph Technologies, Inc. *	52,800	452

Semtech Corp. *	159,200	2,775

Silicon Laboratories, Inc. *	15,350	732

Skyworks Solutions, Inc. *	68,119	1,063

Varian Semiconductor Equipment
Associates, Inc. *	50,000	1,656
		19,238

Software – 7.0%

Acxiom Corp. *	32,110	576

Allscripts-Misys Healthcare Solutions, Inc. *	138,000	2,699

ANSYS, Inc. *	55,300	2,386

Avid Technology, Inc. *	141,000	1,943

Cerner Corp. *	9,097	774

CommVault Systems, Inc. *	43,473	928

Concur Technologies, Inc. *	28,700	1,177

Digi International, Inc. *	201,100	2,140

Guidance Software, Inc. *	101,028	581

Informatica Corp. *	52,073	1,399

Innerworkings, Inc. *	185,400	964

MSCI, Inc., Class A *	51,377	1,855

Quality Systems, Inc.	23,500	1,444

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	54	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.8% – continued

Software – 7.0% continued

Schawk, Inc.	123,000	$2,230

Solera Holdings, Inc.	28,500	1,101

Ultimate Software Group, Inc. *	139,864	4,608

VeriFone Holdings, Inc. *	124,500	2,516
Verint Systems, Inc. *	75,446	1,848
		31,169

Storage/Warehousing – 0.2%
Mobile Mini, Inc. *	61,700	956

Telecommunications – 3.9%

ADC Telecommunications, Inc. *	110,200	806

Anaren, Inc. *	68,600	977

Atlantic Tele-Network, Inc.	21,500	966

Black Box Corp.	45,700	1,406

Cincinnati Bell, Inc. *	171,100	583

Finisar Corp. *	66,301	1,042

General Communication, Inc., Class A *	161,500	932

Plantronics, Inc.	90,000	2,815

Polycom, Inc. *	120,517	3,685

SBA Communications Corp., Class A *	47,492	1,713

Symmetricom, Inc. *	129,836	757
USA Mobility, Inc. *	112,500	1,425
		17,107

Toys, Games & Hobbies – 0.3%
RC2 Corp. *	101,000	1,512

Transportation – 1.4%

Dynamex, Inc. *	44,669	768

Forward Air Corp.	113,800	2,993

HUB Group, Inc., Class A *	25,284	708
Landstar System, Inc.	37,000	1,553
		6,022
Total Common Stocks
(Cost $364,992)		424,082
INVESTMENT COMPANIES – 3.8%

iShares Russell 2000 Growth Index Fund	2,063	151

iShares Russell Midcap Growth Index Fund	5,796	281
Northern Institutional Funds - Diversified Assets Portfolio (1)(2)	16,336,097	16,336
Total Investment Companies
(Cost $16,766)		16,768

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.1%

U.S. Treasury Bill,
0.12%, 5/6/10(3)	$600	$600
Total Short-Term Investments
(Cost $600)		600
Total Investments – 99.7%
(Cost $382,358)		441,450

Other Assets less Liabilities – 0.3%		1,160
NET ASSETS – 100.0%		$442,610

(1)	Investment in affiliated Portfolio. Northern Trust Investments, N.A. is an investment adviser of the Fund and an investment adviser to the Northern Institutional Funds.
(2)	At March 31, 2009, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $11,383,000 with net purchases of approximately $4,953,000 during the fiscal year ended March 31, 2010.
(3)	Security pledged as collateral to cover margin requirements for open futures contracts.
*	Non-Income Producing Security

Percentages shown are based on Net Assets.

At March 31, 2010, the Multi-Manager Small Cap Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAIN (000s)
Russell 2000 Mini	109	$7,380	Long	6/10	$95

At March 31, 2010, the industry sectors (unaudited) for the Multi-Manager Small Cap Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	15.2%
Consumer Staples	2.8
Energy	4.0
Financials	18.2
Health Care	12.2
Industrials	18.5
Information Technology	20.5
Materials	5.5
Telecommunication Services	1.8
Utilities	1.3

Total	100.0%

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	55	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER SMALL CAP FUND continued

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1—Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2—Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3—Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Multi-Manager Small Cap Fund’s investments and other financial instruments, which are carried at fair value, as of March 31, 2010:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Common Stocks	$424,082(1)	$–	$–	$424,082

Investment Companies	16,768	–	–	16,768

Short-Term Investments	–	600	–	600

Total Investments	$440,850	$600	$–	$441,450

Other Financial Instruments(2)	$95	$–	$–	$95

(1)	Classifications as defined in the Schedule of Investments.
(2)	Other financial instruments include futures and forwards, if applicable.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	56	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND	MARCH 31, 2010

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 0.9%

Home Equity – 0.0%
Bear Stearns Asset Backed Securities Trust Series 2004-HE7 Class M2, 1.40%, 8/25/34	$150	$92

Other – 0.5%

Ameriquest Mortgage Securities, Inc., Series 2005-R2 Class M2, 0.73%, 4/25/35	225	124

Countrywide Asset-Backed Certificates, Series 2004-6 Class M1, 0.85%, 10/25/34	302	190

First Franklin Mortgage Loan Asset Backed Certificates, Series 2006-FF10 Class A4, 0.40%, 7/25/36	585	353

GSAMP Trust, Series 2006-HE5, Class A2C, 0.40%, 8/25/36	400	156

Ownit Mortgage Loan Asset Backed Certificates, Series 2006-6 Class A2B, 0.36%, 9/25/37	998	719

Park Place Securities, Inc., Series 2004-WCW2 Class M2, 0.90%, 10/25/34	200	112
Park Place Securities, Inc.,Series 2005-WCW3 Class M1, 0.73%, 8/25/35	1,025	482
		2,136

Whole Loan – 0.4%

Adjustable Rate Mortgage Trust, Series 2005-10, Class 5A1, 0.51%, 1/25/36	208	122

Impac CMB Trust, Series 2005-3, Class A1, 0.49%, 8/25/35	253	166

Indymac Index Mortgage Loan Trust, Series 2006-AR7, Class 4A1, 5.85%, 5/25/36	676	373

Lehman Mortgage Trust, Series 2005-3, Class 1A6, 0.75%, 1/25/36	335	211

Lehman Mortgage Trust, Series 2007-8, Class 2A1, 6.50%, 9/25/37	773	564

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 0.9% – continued

Whole Loan – 0.4% – continued
Mastr Adjustable Rate Mortgages Trust, Series 2005-2, Class 5A1, 3.02%, 3/25/35	$166	$139
		1,575
Total Asset-Backed Securities
(Cost $3,805)		3,803

CONVERTIBLE BONDS – 4.0%

Apparel – 0.1%
Iconix Brand Group, Inc., 1.88%, 6/30/12	445	418

Auto Manufacturers – 0.3%
Ford Motor Co., 4.25%, 11/15/16	790	1,174

Auto Parts & Equipment – 0.0%
ArvinMeritor, Inc., 4.00%, 2/15/27	265	223

Coal – 0.1%
Peabody Energy Corp., 4.75%, 12/15/41	480	514

Commercial Services – 0.3%
Kendle International, Inc., 3.38%, 7/15/12	1,360	1,268

Healthcare – Products – 0.4%
Hologic, Inc., 2.00%, 12/15/37	1,705	1,543

Miscellaneous Manufacturing – 0.2%
Trinity Industries, Inc., 3.88%, 6/1/36	1,045	819

Oil & Gas – 0.3%

Chesapeake Energy Corp., 2.50%, 5/15/37	330	273
Penn Virginia Corp., 4.50%, 11/15/12	985	927
		1,200

Pharmaceuticals – 0.3%

Nektar Therapeutics, 3.25%, 9/28/12	170	168
Omnicare, Inc., 3.25%, 12/15/35	1,595	1,342
		1,510

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	57	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CONVERTIBLE BONDS – 4.0% – continued

Real Estate Investment Trusts – 0.1%
ProLogis, 1.88%, 11/15/37	$270	$253

Semiconductors – 0.8%

Advanced Micro Devices, Inc., 5.75%, 8/15/12	470	471

6.00%, 5/1/15	380	366

Intel Corp., 2.95%, 12/15/35	1,820	1,800
Kulicke & Soffa Industries, Inc., 0.88%, 6/1/12	640	590
		3,227

Telecommunications – 1.1%

Alcatel-Lucent USA, Inc., 2.88%, 6/15/25	1,425	1,217

Ciena Corp., 0.88%, 6/15/17	2,860	1,952

Level 3 Communications, Inc., 7.00%, 3/15/15	485	579
NII Holdings, Inc., 3.13%, 6/15/12	1,170	1,103
		4,851
Total Convertible Bonds
(Cost $15,723)		17,000

CORPORATE BONDS – 74.5%

Advertising – 0.2%
Lamar Media Corp., 6.63%, 8/15/15	900	865

Aerospace/Defense – 0.4%

Alliant Techsystems, Inc., 6.75%, 4/1/16	725	729

TransDigm, Inc., 7.75%, 7/15/14	425	435
7.75%, 7/15/14 (1)	700	717
		1,881

Airlines – 0.6%

Continental Airlines, Inc. Series 1991-1, Class B, Pass Through Trust, 6.80%, 8/2/18	1,412	1,317

Continental Airlines, Inc. Series 1998-1, Class B, Pass Through Trust, 6.75%, 3/15/17	24	23

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 74.5% – continued

Airlines – 0.6% – continued

Continental Airlines, Inc. Series 1999-2, Class B, Pass Through Trust, 7.57%, 3/15/20	$243	$231

Continental Airlines, Inc. Series 2000-1, Class A-1, Pass Through Trust, 8.05%, 11/1/20	279	283

Continental Airlines, Inc. Series 2001-1, Class A-1, Pass Through Trust, 6.70%, 6/15/21	161	148

Continental Airlines, Inc. Series2007-1, Class B, Pass Through Trust, 6.90%, 4/19/22	115	105
UAL, Series 2009-1, Pass Through Trust, 10.40%, 11/1/16	310	333
		2,440

Apparel – 0.9%

Jones Apparel Group, Inc., 6.13%, 11/15/34	1,010	823

Levi Strauss & Co., 9.75%, 1/15/15	850	890

8.88%, 4/1/16	1,125	1,176
Quiksilver, Inc., 6.88%, 4/15/15	925	856
		3,745

Auto Manufacturers – 1.2%

Ford Motor Co., 7.45%, 7/16/31	4,185	3,955
Oshkosh Corp., 8.25%, 3/1/17 (1)(2)	985	1,017
		4,972

Auto Parts & Equipment – 0.5%

ArvinMeritor, Inc., 8.13%, 9/15/15	370	357

Goodyear Tire & Rubber (The) Co., 7.00%, 3/15/28	80	69

TRW Automotive, Inc., 7.00%, 3/15/14 (1)(2)	550	542

7.25%, 3/15/17(1)	600	579
8.88%, 12/1/17 (1)(2)	475	492
		2,039

Banks – 1.5%

CIT Group, Inc., 7.00%, 5/1/17	40	37

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	58	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 74.5% – continued

Banks – 1.5% – continued

GMAC, Inc., 6.88%, 9/15/11	$320	$325

6.00%, 12/15/11	150	150

7.00%, 2/1/12	725	738

6.75%, 12/1/14	1,615	1,607

8.30%, 2/12/15 (1)(2)	1,725	1,811

8.00%, 11/1/31	475	454
Provident Funding Associates, 10.25%, 4/15/17 (1)(2)(3)	1,025	1,025
		6,147

Beverages – 1.1%

Constellation Brands, Inc., 8.38%, 12/15/14	855	924

7.25%, 9/1/16	725	745

7.25%, 5/15/17	1,925	1,973
Cott Beverages, Inc., 8.38%, 11/15/17 (1)	1,000	1,033
		4,675

Building Materials – 1.3%

Associated Materials LLC/Associated Materials Finance, Inc., 9.88%, 11/15/16	250	270

Goodman Global Group, Inc., 0.00%, 12/15/14 (1)(2)	725	424

Interline Brands, Inc., 8.13%, 6/15/14	300	309

Masco Corp., 6.13%, 10/3/16	1,550	1,545

6.50%, 8/15/32	200	172

Owens Corning, 7.00%, 12/1/36	1,055	1,034

USG Corp., 6.30%, 11/15/16	1,660	1,486
9.50%, 1/15/18	250	253
		5,493

Chemicals – 1.1%

Ashland, Inc., 9.13%, 6/1/17 (1)	825	924

Hexion US Finance Corp/Hexion Nova Scotia Finance ULC, 9.75%, 11/15/14	875	892

MacDermid, Inc., 9.50%, 4/15/17 (1)	500	514

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 74.5% – continued

Chemicals – 1.1% – continued

Nalco Co., 8.88%, 11/15/13	$575	$592

8.25%, 5/15/17 (1)	500	531

NewMarket Corp., 7.13%, 12/15/16	500	498
Reichhold Industries, Inc., 9.00%, 8/15/14 (1)(2)	835	791
		4,742

Coal – 1.4%

Arch Coal, Inc., 8.75%, 8/1/16 (1)	725	767

Arch Western Finance LLC, 6.75%, 7/1/13	700	703

Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 8.25%, 12/15/17 (1)	175	178

8.50%, 12/15/19 (1)(2)	700	717

Consol Energy, Inc., 8.00%, 4/1/17 (1)(3)	675	694

8.25%, 4/1/20 (1)(2)(3)	475	488

Drummond Co., Inc., 9.00%, 10/15/14 (1)	490	505

7.38%, 2/15/16	675	658
Peabody Energy Corp., 7.38%, 11/1/16	1,150	1,216
		5,926

Commercial Services – 4.6%

ARAMARK Corp., 5.00%, 6/1/12	1,970	1,941

8.50%, 2/1/15	2,100	2,147

Avis Budget Car Rental LLC / Avis Budget Finance, Inc., 7.75%, 5/15/16	130	127

9.63%, 3/15/18 (1)(2)	395	413

Cenveo Corp., 7.88%, 12/1/13	885	847

10.50%, 8/15/16 (1)(2)	250	255

8.88%, 2/1/18 (1)(2)	350	354

Corrections Corp. of America, 6.75%, 1/31/14	1,450	1,477

7.75%, 6/1/17	1,500	1,568

Deluxe Corp., 5.13%, 10/1/14	640	586

7.38%, 6/1/15	175	175

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	59	MULTI MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 74.5% – continued

Commercial Services – 4.6% – continued

Geo Group (The), Inc., 7.75%, 10/15/17 (1)	$1,100	$1,122

Iron Mountain, Inc., 8.75%, 7/15/18	1,525	1,597

8.38%, 8/15/21	475	494

Quintiles Transnational Corp., 9.50%, 12/30/14 (1)(2)	1,010	1,030

RSC Equipment Rental, Inc., 9.50%, 12/1/14	1,655	1,639

ServiceMaster (The) Co., 10.75%, 7/15/15 (1)(2)	1,000	1,050

United Rentals North America, Inc., 7.75%, 11/15/13	490	470
7.00%, 2/15/14	2,240	2,072
		19,364

Cosmetics/Personal Care – 0.3%
Elizabeth Arden, Inc., 7.75%, 1/15/14	1,100	1,103

Distribution/Wholesale – 0.1%
Baker & Taylor, Inc., 11.50%, 7/1/13 (1)	475	252

Diversified Financial Services – 3.5%

E *Trade Financial Corp., 12.50%, 11/30/17	654	782

Ford Motor Credit Co. LLC, 7.80%, 6/1/12	950	985

8.70%, 10/1/14	2,175	2,358

8.00%, 12/15/16	550	579

8.13%, 1/15/20	555	582

Fox Acquisition Sub LLC, 13.38%, 7/15/16 (1)(2)	575	547

International Lease Finance Corp., 5.63%, 9/20/13	305	288

8.75%, 3/15/17 (1)	1,350	1,381

LBI Escrow Corp., 8.00%, 11/1/17 (1)(3)	820	851

Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 9.25%, 4/1/15	375	384

9.25%, 4/1/15 (1)	875	897

10.63%, 4/1/17	500	529

SLM Corp., 4.00%, 7/25/14	685	579

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 74.5% – continued

Diversified Financial Services – 3.5% – continued

5.00%, 4/15/15	$1,760	$1,603

5.00%, 6/15/18	45	37

8.45%, 6/15/18	2,080	2,104
Textron Financial Corp., 5.13%, 8/15/14	450	428
		14,914

Electric – 5.2%

AES (The) Corp., 9.75%, 4/15/16 (1)	1,550	1,678

8.00%, 10/15/17	1,475	1,497

8.00%, 6/1/20	2,130	2,122

Calpine Corp., 7.25%, 10/15/17 (1)(2)	1,120	1,100

CMS Energy Corp., 6.55%, 7/17/17	220	227

Dynegy Holdings, Inc., 8.38%, 5/1/16	1,850	1,536

7.75%, 6/1/19	2,635	1,989

Edison Mission Energy, 7.75%, 6/15/16	1,091	797

7.00%, 5/15/17	825	576

7.20%, 5/15/19	1,100	759

7.63%, 5/15/27	1,735	1,110

Mirant Americas Generation LLC, 8.50%, 10/1/21	750	705

9.13%, 5/1/31	300	269

Mirant North America LLC, 7.38%, 12/31/13	1,125	1,122

NRG Energy, Inc., 7.38%, 2/1/16	265	263

7.38%, 1/15/17	1,720	1,703

8.50%, 6/15/19	2,875	2,911
Texas Competitive Electric Holdings Co. LLC, 10.25%, 11/1/15	2,125	1,477
		21,841

Entertainment – 1.8%

AMC Entertainment, Inc., 8.00%, 3/1/14	450	453

8.75%, 6/1/19	375	394

Cinemark USA, Inc., 8.63%, 6/15/19	1,000	1,054

Marquee Holdings, Inc., 12.00%, 8/15/14	980	821

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	60	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 74.5% – continued

Entertainment – 1.8% – continued

Penn National Gaming, Inc., 6.75%, 3/1/15	$350	$344

8.75%, 8/15/19 (1)	400	406

Pinnacle Entertainment, Inc., 7.50%, 6/15/15	1,150	995

8.63%, 8/1/17 (1)	1,025	1,002

Regal Cinemas Corp., 8.63%, 7/15/19	1,150	1,210
Seneca Gaming Corp., 7.25%, 5/1/12	925	913
		7,592

Environmental Control – 0.2%
Clean Harbors, Inc., 7.63%, 8/15/16	800	812

Food – 1.7%

B&G Foods, Inc., 7.63%, 1/15/18	1,050	1,070

Dean Foods Co., 7.00%, 6/1/16	1,635	1,602

6.90%, 10/15/17	200	191

Del Monte Corp., 7.50%, 10/15/19 (1)	950	996

Dole Food Co., Inc., 8.75%, 7/15/13	859	895

8.00%, 10/1/16 (1)	550	564

Smithfield Foods, Inc., 10.00%, 7/15/14 (1)	850	948

SUPERVALU, Inc., 7.50%, 11/15/14	250	254
8.00%, 5/1/16	475	481
		7,001

Forest Products & Paper – 0.8%

Boise Paper Holdings LLC / Boise Co-Issuer Co., 8.00%, 4/1/20 (1)(2)	1,150	1,150

Georgia-Pacific LLC, 8.25%, 5/1/16 (1)	450	491

7.13%, 1/15/17 (1)	925	962

7.75%, 11/15/29	315	315

International Paper Co., 6.88%, 11/1/23	100	101

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 74.5% – continued

Forest Products & Paper – 0.8% – continued
Westvaco Corp., 8.20%, 1/15/30	$400	$440
		3,459

Gas – 0.2%
Sabine Pass LNG LP, 7.25%, 11/30/13	1,050	987

Healthcare – Products – 0.3%

Boston Scientific Corp., 7.00%, 11/15/35	40	36

7.38%, 1/15/40	200	189

Inverness Medical Innovations, Inc., 7.88%, 2/1/16	450	441

7.88%, 2/1/16 (1) (2)	75	73
9.00%, 5/15/16	550	561
		1,300

Healthcare – Services – 5.5%

CHS/Community Health Systems, Inc., 8.88%, 7/15/15	2,050	2,122

DaVita, Inc., 7.25%, 3/15/15	2,000	2,040

HCA, Inc., 6.25%, 2/15/13	165	164

6.75%, 7/15/13	160	160

5.75%, 3/15/14	1,760	1,661

7.19%, 11/15/15	715	676

9.25%, 11/15/16	1,025	1,090

9.63%, 11/15/16	2,875	3,080

7.50%, 12/15/23	260	238

8.36%, 4/15/24	495	469

7.69%, 6/15/25	500	463

7.58%, 9/15/25	30	27

7.05%, 12/1/27	60	51

7.50%, 11/6/33	660	574

7.75%, 7/15/36	315	277

Healthsouth Corp., 10.75%, 6/15/16	475	514

8.13%, 2/15/20	1,100	1,094

IASIS Healthcare LLC/IASIS Capital Corp., 8.75%, 6/15/14	1,025	1,044

Psychiatric Solutions, Inc., 7.75%, 7/15/15	400	408

7.75%, 7/15/15 (1)	1,075	1,095

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	61	MULTI MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 74.5% – continued

Healthcare – Services – 5.5% – continued

Surgical Care Affiliates, Inc., 8.88%, 7/15/15 (1)(2)	$150	$150

10.00%, 7/15/17 (1)(2)	1,000	995

Tenet Healthcare Corp., 6.88%, 11/15/31	935	762

United Surgical Partners International, Inc., 9.25%, 5/1/17	700	724
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc., 8.00%, 2/1/18 (1)(2)	3,450	3,355
		23,233

Holding Companies – Diversified – 0.3%
Express LLC / Express Finance Corp., 8.75%, 3/1/18 (1)	1,150	1,173

Home Builders – 1.3%

D.R. Horton, Inc., 6.50%, 4/15/16	1,120	1,123

KB Home, 7.25%, 6/15/18	1,750	1,676

Lennar Corp., 5.50%, 9/1/14 (1)(2)	1,100	1,061
Pulte Homes, Inc., 7.88%, 6/15/32	1,795	1,642
		5,502

Home Furnishings – 0.2%
Norcraft Cos. LP/Norcraft Finance Corp., 10.50%, 12/15/15 (1)(2)	700	738

Household Products/Wares – 1.2%

ACCO Brands Corp., 7.63%, 8/15/15	1,935	1,812

Central Garden and Pet Co., 8.25%, 3/1/18	1,025	1,039

Jarden Corp., 7.50%, 1/15/20	900	909

JohnsonDiversey, Inc., 8.25%, 11/15/19 (1)(2)	310	321
Scotts Miracle-Gro (The) Co., 7.25%, 1/15/18	1,050	1,071
		5,152

Housewares – 0.0%
Libbey Glass, Inc., 10.00%, 2/15/15 (1)(2)	150	158

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 74.5% – continued

Internet – 0.2%

GXS Worldwide, Inc., 9.75%, 6/15/15 (1)	$375	$361
NetFlix, Inc., 8.50%, 11/15/17	400	420
		781

Iron/Steel – 0.8%

Steel Dynamics, Inc., 6.75%, 4/1/15	1,360	1,370
United States Steel Corp., 6.65%, 6/1/37	2,305	1,982
		3,352

Lodging – 1.9%

Ameristar Casinos, Inc., 9.25%, 6/1/14	750	785

MGM Mirage, 8.50%, 9/15/10	1,125	1,132

6.88%, 4/1/16	285	231

7.50%, 6/1/16	1,480	1,232

7.63%, 1/15/17	235	196

9.00%, 3/15/20 (1)(2)	1,160	1,195

Starwood Hotels & Resorts Worldwide, Inc., 7.88%, 10/15/14	575	622

6.75%, 5/15/18	525	526

7.15%, 12/1/19	1,025	1,038
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 7.88%, 11/1/17 (1)	850	865
		7,822

Machinery – Construction & Mining – 0.2%
Terex Corp., 8.00%, 11/15/17	910	885

Machinery – Diversified – 0.5%

Case New Holland, Inc., 7.13%, 3/1/14	1,110	1,124
Manitowoc Co. (The), Inc., 9.50%, 2/15/18	1,050	1,094
		2,218

Media – 2.4%

Belo Corp., 8.00%, 11/15/16	1,000	1,043

Cablevision Systems Corp., 8.63%, 9/15/17 (1)	425	449

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	62	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 74.5% – continued

Media – 2.4% – continued

CCO Holdings LLC/CCO Holdings Capital Corp., 8.75%, 11/15/13	$350	$359

Clear Channel Communications, Inc., 7.65%, 9/15/10	5	5

6.25%, 3/15/11	930	900

4.40%, 5/15/11	170	160

5.00%, 3/15/12	385	341

CSC Holdings LLC, 8.50%, 4/15/14 (1)	225	240

8.63%, 2/15/19 (1)	1,425	1,560

DISH DBS Corp., 7.00%, 10/1/13	300	312

6.63%, 10/1/14	400	403

7.88%, 9/1/19	1,800	1,872

Gannett Co., Inc., 8.75%, 11/15/14 (1)	75	80

9.38%, 11/15/17 (1)	175	187

Mediacom Broadband LLC/Mediacom Broadband Corp, 8.50%, 10/15/15	275	281

Mediacom LLC/Mediacom Capital Corp., 9.13%, 8/15/19 (1)	300	309

Radio One, Inc., 6.38%, 2/15/13	1,000	790
Sinclair Broadcast Group, Inc., 8.00%, 3/15/12	850	844
		10,135

Mining – 0.1%
Alcoa, Inc., 6.75%, 7/15/18	520	539

Miscellaneous Manufacturing – 1.0%

FGI Holding Co. Inc., 11.25%, 10/1/15 (1)(3)	325	319

Freedom Group, Inc., 10.25%, 8/1/15 (1)	765	809

Koppers, Inc., 7.88%, 12/1/19 (1)(2)	1,130	1,164

RBS Global, Inc./Rexnord LLC, 9.50%, 8/1/14	875	910
SPX Corp., 7.63%, 12/15/14	1,000	1,046
		4,248

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 74.5% – continued

Office Furnishings – 0.1%
Interface, Inc., 11.38%, 11/1/13	$375	$423

Office/Business Equipment – 0.6%
Xerox Capital Trust I, 8.00%, 2/1/27	2,415	2,369

Oil & Gas – 6.9%

Atlas Energy Operating Co. LLC/Atlas Energy Finance Corp., 12.13%, 8/1/17	425	487

Chesapeake Energy Corp., 6.88%, 1/15/16	1,000	988

6.50%, 8/15/17	1,405	1,359

7.25%, 12/15/18	725	725

Comstock Resources, Inc., 8.38%, 10/15/17	450	462

Denbury Resources, Inc., 8.25%, 2/15/20	1,625	1,722

EXCO Resources, Inc., 7.25%, 1/15/11	575	576

Forest Oil Corp., 7.25%, 6/15/19	1,915	1,925

Hercules Offshore, Inc., 10.50%, 10/15/17 (1)	1,089	1,086

Hilcorp Energy I LP/Hilcorp Finance Co., 7.75%, 11/1/15 (1)(2)	1,635	1,615

9.00%, 6/1/16 (1)	500	520

Linn Energy LLC/Linn Energy Finance Corp., 8.63%, 4/15/20 (1)(3)	75	73

Mariner Energy, Inc., 11.75%, 6/30/16	270	303

8.00%, 5/15/17	750	737

Newfield Exploration Co., 6.88%, 2/1/20	1,850	1,864

NFR Energy LLC/NFR Energy Finance Corp., 9.75%, 2/15/17 (1)(2)	1,050	1,047

Parker Drilling Co., 9.13%, 4/1/18 (1)(2)	1,225	1,254

Penn Virginia Corp., 10.38%, 6/15/16	800	868

Petrohawk Energy Corp., 7.88%, 6/1/15	400	408

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	63	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 74.5% – continued

Oil & Gas – 6.9% – continued

Pioneer Drilling Co., 9.88%, 3/15/18 (1)(2)	$805	$797

Pioneer Natural Resources Co., 6.65%, 3/15/17	1,050	1,050

6.88%, 5/1/18	1,430	1,429

7.20%, 1/15/28	1,005	950

Plains Exploration & Production Co., 7.63%, 4/1/20	1,150	1,139

Quicksilver Resources, Inc., 8.25%, 8/1/15	150	153

11.75%, 1/1/16	375	429

SandRidge Energy, Inc., 8.63%, 4/1/15	1,650	1,605

8.00%, 6/1/18(1)	1,375	1,306

8.75%, 1/15/20 (1)(2)	300	293
Swift Energy Co., 7.13%, 6/1/17	1,720	1,634
		28,804

Oil & Gas Services – 1.3%

Allis-Chalmers Energy, Inc., 9.00%, 1/15/14	255	245

8.50%, 3/1/17	1,105	978

Basic Energy Services, Inc., 7.13%, 4/15/16	325	283

Complete Production Services, Inc., 8.00%, 12/15/16	1,915	1,896

Dresser-Rand Group, Inc., 7.38%, 11/1/14	460	464

Hornbeck Offshore Services, Inc., 6.13%, 12/1/14	75	72

8.00%, 9/1/17	1,075	1,075
Key Energy Services, Inc., 8.38%, 12/1/14	295	298
		5,311

Packaging & Containers – 2.1%

Ball Corp., 6.75%, 9/15/20	1,125	1,145

Crown Americas LLC/Crown Americas Capital Corp., 7.75%, 11/15/15	1,075	1,118

Graphic Packaging International, Inc., 9.50%, 6/15/17	2,150	2,295

Greif, Inc., 6.75%, 2/1/17	175	177

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 74.5% – continued

Packaging & Containers – 2.1% – continued

7.75%, 8/1/19	$925	$962

Owens-Brockway Glass Container, Inc., 6.75%, 12/1/14	200	204

Owens-Illinois, Inc., 7.80%, 5/15/18	1,630	1,683

Sealed Air Corp., 7.88%, 6/15/17 (1)	500	543
Silgan Holdings, Inc., 7.25%, 8/15/16	500	519
		8,646

Pipelines – 2.7%

Atlas Pipeline Partners LP, 8.13%, 12/15/15	175	169

8.75%, 6/15/18	825	796

Copano Energy LLC/Copano Energy Finance Corp., 8.13%, 3/1/16	1,025	1,039

Crosstex Energy/Crosstex Energy Finance Corp., 8.88%, 2/15/18 (1)	1,075	1,109

El Paso Corp., 8.25%, 2/15/16	360	384

7.00%, 6/15/17	250	255

6.95%, 6/1/28	1,600	1,445

7.80%, 8/1/31	900	885

7.75%, 1/15/32	600	590

MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 6.88%, 11/1/14	275	269

6.88%, 11/1/14	325	318

8.50%, 7/15/16	215	218

8.75%, 4/15/18	225	231

Regency Energy Partners LP/Regency Energy Finance Corp., 9.38%, 6/1/16 (1)(2)	700	742

Southern Star Central Corp., 6.75%, 3/1/16	350	354

6.75%, 3/1/16 (1)	75	76

Targa Resources Partners LP / Targa Resources Partners Finance Corp., 8.25%, 7/1/16	545	557

11.25%, 7/15/17 (1)(2)	175	197

Williams (The) Cos., Inc., 7.88%, 9/1/21	704	829

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	64	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 74.5% – continued

Pipelines – 2.7% – continued

Williams Partners LP / Williams Partners
Finance Corp., 7.25%, 2/1/17	$915	$1,045
		11,508

Real Estate – 0.8%

CB Richard Ellis Services, Inc., 11.63%, 6/15/17	875	980

Colonial Realty LP, 6.25%, 6/15/14	250	248
6.05%, 9/1/16	2,200	2,074
		3,302

Real Estate Investment Trusts – 1.2%

Felcor Lodging LP, 10.00%, 10/1/14	695	716

Host Hotels & Resorts LP, 7.13%, 11/1/13	450	458

6.88%, 11/1/14	440	444

6.38%, 3/15/15	1,960	1,945
ProLogis, 5.63%, 11/15/15	1,535	1,522
		5,085

Retail – 5.5%

Claire’s Stores, Inc., 9.63%, 6/1/15	979	832

Dillard’s, Inc., 7.88%, 1/1/23	75	67

7.75%, 7/15/26	95	81

7.75%, 5/15/27	255	215

Inergy LP/Inergy Finance Corp., 8.75%, 3/1/15	600	628

8.25%, 3/1/16	200	206

J.C. Penney Corp., Inc., 6.38%, 10/15/36	1,170	1,089

7.40%, 4/1/37	750	750

Limited Brands, Inc., 7.60%, 7/15/37	1,775	1,673

Macy’s Retail Holdings, Inc., 6.90%, 4/1/29	470	446

8.13%, 8/15/35	575	532

7.88%, 8/15/36	625	594

6.38%, 3/15/37	1,650	1,518

Michaels Stores, Inc., 10.00%, 11/1/14	925	976

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 74.5% – continued

Retail – 5.5% – continued

11.38%, 11/1/16	$985	$1,064

Neiman Marcus Group (The), Inc., 9.00%, 10/15/15	441	450

10.38%, 10/15/15	1,150	1,187

New Albertsons, Inc., 7.45%, 8/1/29	4,875	4,119

8.70%, 5/1/30	600	558

8.00%, 5/1/31	575	494

Phillips-Van Heusen Corp., 7.75%, 11/15/23	290	289

QVC, Inc., 7.13%, 4/15/17 (1)	275	277

7.50%, 10/1/19 (1)	800	816

Sbarro, Inc., 10.38%, 2/1/15	350	294

Toys R Us Property Co. I LLC, 10.75%, 7/15/17 (1)	1,750	1,951
Toys R Us, Inc., 7.38%, 10/15/18	1,910	1,834
		22,940

Semiconductors – 0.4%

Advanced Micro Devices, Inc., 8.13%, 12/15/17 (1)	250	258

Amkor Technology, Inc., 7.75%, 5/15/13	1,250	1,259
Freescale Semiconductor, Inc., 8.88%, 12/15/14	35	33
		1,550

Software – 0.4%

First Data Corp., 9.88%, 9/24/15	1,270	1,095
JDA Software Group, Inc., 8.00%, 12/15/14 (1)(2)	700	728
		1,823

Storage/Warehousing – 0.2%
Niska Gas Storage US LLC/Niska Gas Storage Canada ULC, 8.88%, 3/15/18 (2)	1,050	1,074

Telecommunications – 7.5%

Alcatel-Lucent USA, Inc., 6.45%, 3/15/29	2,410	1,699

Cincinnati Bell, Inc., 7.00%, 2/15/15	1,365	1,327

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	65	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 74.5% – continued

Telecommunications – 7.5% – continued

8.25%, 10/15/17	$800	$810

Crown Castle International Corp., 9.00%, 1/15/15	1,400	1,516

7.13%, 11/1/19	1,300	1,316

Frontier Communications Corp., 7.88%, 1/15/27	1,790	1,611

9.00%, 8/15/31	1,625	1,584

GCI, Inc., 8.63%, 11/15/19 (1)	875	891

Hughes Network Systems LLC/HNS Finance Corp., 9.50%, 4/15/14	850	873

9.50%, 4/15/14	225	229

Intelsat Corp., 6.88%, 1/15/28	185	159

ITC Deltacom, Inc., 10.50%, 4/1/16 (1)(3)	600	598

Level 3 Financing, Inc., 9.25%, 11/1/14	1,485	1,448

10.00%, 2/1/18(1)	1,675	1,600

MetroPCS Wireless, Inc., 9.25%, 11/1/14	1,150	1,176

Motorola, Inc., 6.50%, 9/1/25	510	495

6.50%, 11/15/28	350	329

6.63%, 11/15/37	345	324

Nextel Communications, Inc., 5.95%, 3/15/14	1,300	1,212

7.38%, 8/1/15	2,330	2,214

NII Capital Corp., 8.88%, 12/15/19 (1)	265	274

Qwest Capital Funding, Inc., 6.50%, 11/15/18	650	608

6.88%, 7/15/28	650	582

Qwest Communications International, Inc., 7.50%, 2/15/14	175	178

7.13%, 4/1/18 (1)(2)	350	361

Qwest Corp., 8.38%, 5/1/16	525	591

7.20%, 11/10/26	925	890

7.13%, 11/15/43	1,950	1,760

SBA Telecommunications, Inc., 8.00%, 8/15/16 (1)	650	684

8.25%, 8/15/19 (1)(2)	175	186

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS - 74.5% – continued

Telecommunications - 7.5% – continued

Sprint Capital Corp., 8.75%, 3/15/32	$1,725	$1,600

Viasat, Inc., 8.88%, 9/15/16 (1)	500	511

Windstream Corp., 8.63%, 8/1/16	605	619
7.88%, 11/1/17	1,265	1,246
		31,501

Transportation – 0.2%

Bristow Group, Inc., 6.13%, 6/15/13	475	474
7.50%, 9/15/17	400	404
		878

Trucking & Leasing – 0.1%
Maxim Crane Works LP, 12.25%, 4/15/15 (1)(3)	325	316
Total Corporate Bonds
(Cost $304,317)		313,016

FOREIGN ISSUER BONDS – 10.1%

Building Materials – 0.0%
Urbi Desarrollos Urbanos S.A.B de C.V., 9.50%, 1/21/20 (1)(2)	115	124

Chemicals – 0.3%

Nova Chemicals Corp., 6.50%, 1/15/12	425	435
8.38%, 11/1/16 (1)	650	668
		1,103

Coal – 0.0%
Adaro Indonesia PT, 7.63%, 10/22/19 (1) (2)	100	104

Commercial Services – 0.4%
DP World Ltd., 6.85%, 7/2/37 (1)(2)	1,900	1,632

Computers – 0.4%
Seagate Technology HDD Holdings, 6.80%, 10/1/16	1,875	1,880

Diversified Financial Services – 0.8%

Fibria Overseas Finance Ltd., 9.25%, 10/30/19 (1)(2)	200	228

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	66	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 10.1% – continued

Diversified Financial Services – 0.8% – continued

General Motors Acceptance Corp. of Canada Ltd., 7.13%, 9/13/11	$305	$263

Petroplus Finance Ltd., 7.00%, 5/1/17 (1)(2)	1,500	1,290

9.38%, 9/15/19 (1)	1,225	1,115
UPC Germany GmbH, 8.13%, 12/1/17 (1)(2)	300	309
		3,205

Electric – 0.2%
Listrindo Capital B.V., 9.25%, 1/29/15 (1)(2)	600	650

Engineering & Construction – 0.0%
Odebrecht Finance Ltd., 7.00%, 4/21/20 (1)(2)	200	208

Entertainment – 0.1%
Great Canadian Gaming Corp., 7.25%, 2/15/15 (1)	478	473

Food – 0.1%
Corp Pesquera Inca S.A.C, 9.00%, 2/10/17 (1)(2)	420	424

Holding Companies – Diversified – 0.3%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, 7.75%, 10/15/16 (1)	1,050	1,079

Iron/Steel – 0.2%
Algoma Acquisition Corp., 9.88%, 6/15/15 (1)(2)	1,060	975

Leisure Time – 0.5%
Royal Caribbean Cruises Ltd., 7.00%, 6/15/13	1,900	1,924

Media – 0.8%

UPC Holding B.V., 9.88%, 4/15/18 (1)	475	499

Videotron Ltee, 6.88%, 1/15/14	775	787

9.13%, 4/15/18	1,250	1,389
7.13%, 1/15/20 (1)(2)	510	514
		3,189

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 10.1% – continued

Mining – 0.4%

Teck Resources Ltd., 10.25%, 5/15/16	$400	$476
10.75%, 5/15/19	925	1,133
		1,609

Miscellaneous Manufacturing – 0.4%
Bombardier, Inc., 7.45%, 5/1/34 (1)(2)	2,000	1,840

Multi-National – 0.3%

European Investment Bank, 0.00%, 4/24/13 (1)	4,605,000	415
International Bank for Reconstruction & Development, 2.30%, 2/26/13	1,000,000	878
		1,293

Oil & Gas – 0.6%

Connacher Oil and Gas Ltd., 10.25%, 12/15/15 (1)(2)	1,260	1,282
Gibson Energy ULC / GEP Midstream Finance Corp., 10.00%, 1/15/18 (1)	1,150	1,130
		2,412

Oil & Gas Services – 0.0%
North American Energy Partners, Inc., 8.75%, 12/1/11	120	120

Pharmaceuticals – 0.2%
Elan Finance PLC/Elan Finance Corp, 8.75%, 10/15/16 (1)	900	891

Sovereign – 1.7%

Brazilian Government International Bond, 10.25%, 1/10/28	3,250	1,848

Canadian Government Bond, 1.00%, 9/1/11	1,105	1,083

2.00%, 9/1/12	410	404

3.50%, 6/1/13	785	799

Indonesia Treasury Bond, 10.50%, 8/15/30	7,049,000	791

Korea Treasury Bond, 5.00%, 9/10/14	972,050	877
Mexican Bonos, 8.00%, 12/7/23	16,500	1,335
		7,137

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	67	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 10.1% – continued

Telecommunications – 1.7%

America Movil S.A.B. de C.V., 8.46%, 12/18/36	$3,400	$233

Axtel S.A.B. de C.V., 9.00%, 9/22/19 (1)(2)	245	250

Inmarsat Finance PLC, 7.38%, 12/1/17 (1)(2)	275	286

Intelsat Jackson Holdings Ltd. S.A., 11.25%, 6/15/16	1,350	1,461

8.50%, 11/1/19 (1)	200	210

Intelsat Ltd., 6.50%, 11/1/13	800	782

Virgin Media Finance PLC, 9.13%, 8/15/16	1,400	1,488

9.50%, 8/15/16	550	601

8.38%, 10/15/19	600	616

Wind Acquisition Finance S.A., 11.75%, 7/15/17 (1)	650	718
Wind Acquisition Holdings Finance S.A, 12.25%, 7/15/17 (1)	400	396
		7,041

Transportation – 0.7%

General Maritime Corp., 12.00%, 11/15/17 (1)	975	1,043

Navios Maritime Holdings, Inc., 9.50%, 12/15/14	400	403

Navios Maritime Holdings, Inc./Navios Maritime Finance US, Inc., 8.88%, 11/1/17 (1)	600	621
Teekay Corp., 8.50%, 1/15/20	925	967
		3,034
Total Foreign Issuer Bonds
(Cost $40,850)		42,347

TERM LOANS – 0.9%

Auto Manufacturers – 0.2%
Ford Motor Co., 3.26%, 12/15/13	992	957

Electric – 0.4%
Texas Competitive Electric Holdings Co. LLC, 3.79%, 10/10/14	1,915	1,571

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
TERM LOANS – 0.9% – continued

Lodging – 0.3%
Harrah’s Operating Co. Inc., 3.25%, 1/28/15	$1,250	$1,077
Total Term Loans
(Cost $3,463)		3,605

	NUMBER OF SHARES	VALUE (000s)
CONVERTIBLE PREFERRED STOCKS – 0.2%

Auto Manufacturers – 0.0%
Ford Motor Co. Capital Trust II, 6.50% *	600	$28

Housewares – 0.2%
Newell Financial Trust I, 5.25% *	14,600	567

Pipelines – 0.0%
El Paso Energy Capital Trust I, 4.75% *	3,825	142
Total Convertible Preferred Stocks
(Cost $687)		737

INVESTMENT COMPANIES – 8.2%
Northern Institutional Funds – Diversified Assets Portfolio (4)(5)	34,293,708	$34,294
Total Investment Companies
(Cost $34,294)		34,294

Total Investments – 98.8%
(Cost $403,139)		414,802

Other Assets less Liabilities – 1.2%		5,059
NET ASSETS – 100.0%		$419,861

(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly sold without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers, or if not available in accordance with procedures established by the Trustees of Northern Funds.
(2)	Restricted security that has been deemed illiquid. At March 31, 2010, the value of these restricted illiquid securities amounted to approximately $40,826,000 or 9.72% of net assets. Additional information on each restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000s)

Adaro Indonesia PT, 7.63%, 10/22/19	10/15/09	$99

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	68	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000s)

Algoma Acquisition Corp., 9.88%, 6/15/15	12/7/09–3/31/10	$929

Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 9.63%, 3/15/18	3/5/10	660

Axtel S.A.B. de C.V., 9.00%, 9/22/19	9/25/09	249

Boise Paper Holdings LLC/Boise Co-Issuer Co. 8.00%, 4/1/20	3/15/10	1,146

Bombardier, Inc., 7.45%, 5/1/34	9/24/09–10/8/09	1,755

Calpine Corp., 7.25%, 10/15/17	12/7/09–1/6/10	1,056

Cenveo Corp., 10.50%, 8/15/16	2/18/10	246

Cenveo Corp., 8.88%, 2/1/18	1/29/10	348

Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 8.50%, 12/15/19	11/20/09	699

Connacher Oil and Gas Ltd., 10.25%, 12/15/15	9/24/09–2/24/10	1,100

Consol Energy, Inc., 8.25%, 4/1/20	3/25/10	475

Corp Pesquera, Inca S.A.C, 9.00%, 2/10/17	2/2/10	417

DP World Ltd., 6.85%, 7/2/37	11/25/09–2/10/10	1,443

Fibria Overseas Finance Ltd., 9.25%, 10/30/19	10/26/09	198

Fox Acquisition Sub LLC, 13.38%, 7/15/16	2/10/10	526

GMAC, Inc., 8.30%, 2/12/15	2/9/10	1,711

Goodman Global Group, Inc., 0.00%, 12/15/14	12/11/09–1/11/10	402

Hilcorp Energy I LP/Hilcorp Finance Co., 7.75%, 11/1/15	9/24/09–12/31/09	1,563

Inmarsat Finance PLC, 7.38%, 12/1/17	11/12/09	273

Inverness Medical Innovations, Inc., 7.88%, 2/1/16	1/22/10	75

JDA Software Group, Inc., 8.00%, 12/15/14	12/7/09–1/13/10	696

JohnsonDiversey, Inc., 8.25%, 11/15/19	11/19/09	307

Koppers, Inc., 7.88%, 12/1/19	11/20/09–2/9/10	1,123

Lennar Corp., 5.50%, 9/1/14	12/7/09	1,018

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000s)

Libbey Glass, Inc., 10.00%, 2/15/15	1/28/10	$147

Listrindo Capital B.V., 9.25%, 1/29/15	1/22/10	595

MGM Mirage, 9.00%, 3/15/20	3/9/10	1,160

NFR Energy LLC/NFR Energy Finance Corp., 9.75%, 2/15/17	2/9/10	1,037

Niska Gas Storage US LLC/Niska Gas Storage Canada ULC 8.88%, 3/15/18	2/26/10	1,050

Norcraft Cos. LP/Norcraft Finance Corp., 10.50%, 12/15/15	12/2/09–12/3/09	698

Odebrecht Finance Ltd., 7.00%, 4/21/20	10/14/09	196

Oshkosh Corp., 8.25%, 3/1/17	2/26/10	1,085

Parker Drilling Co., 9.13%, 4/1/18	3/11/10	1,225

Petroplus Finance Ltd., 7.00%, 5/1/17	9/25/09–2/9/10	1,345

Pioneer Drilling Co., 9.88%, 3/15/18	3/4/10	771

Provident Funding Associates, 10.25%, 4/15/17	3/29/10	1,025

Quintiles Transnational Corp., 9.50%, 12/30/14	12/4/09	990

Qwest Communications International, Inc., 7.13%, 4/1/18	1/7/10	345

Regency Energy Partners LP/Regency Energy Finance Corp., 9.38%, 6/1/16	11/18/09–12/8/09	744

Reichhold Industries, Inc., 9.00%, 8/15/14	3/16/10–3/17/10	793

SandRidge Energy, Inc., 8.75%, 1/15/20	12/9/09	295

SBA Telecommunications, Inc., 8.25%, 8/15/19	1/19/10	186

ServiceMaster (The) Co., 10.75%, 7/15/15	2/23/10	1,028

Surgical Care Affiliates, Inc., 8.88%, 7/15/15	2/17/10	148

Surgical Care Affiliates, Inc., 10.00%, 7/15/17	1/20/10–3/16/10	999

Targa Resources Partners LP/Targa Resources Partners Finance Corp., 11.25%, 7/15/17	2/24/10	196

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	69	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000s)

TRW Automotive, Inc., 7.00%, 3/15/14	12/15/09	$539

TRW Automotive, Inc., 8.88%, 12/1/17	11/18/09	472

UPC Germany GmbH, 8.13%, 12/1/17	1/11/10	311

Urbi Desarrollos Urbanos S.A.B de C.V., 9.50%, 1/21/20	1/13/10	113

Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc., 8.00%, 2/1/18	1/20/10–3/19/10	3,385

Videotron Ltee, 7.13%, 1/15/20	1/7/10	493

(3)	When-Issued Security.
(4)	Investment in affiliated Portfolio. Northern Trust Investments, N.A. is an investment adviser of the Fund and an investment adviser to the Northern Institutional Funds.
(5)	The Fund had approximately $34,294,000 of net purchases in the Diversified Assets Portfolio of the Northern Institutional Funds during the fiscal period ended March 31, 2010.

*	Non-Income Producing Security

Percentages shown are based on Net Assets.

At March 31, 2010, the credit quality distribution (unaudited) for the High Yield Opportunity Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	%
AAA	0.7%
AA	0.2
A	0.6
BBB	4.5
BB	35.7
B	39.2
CCC	10.8
CC	0.2
Other	1.2
Cash Equivalents	6.9

Total	100.0%

*	Standard & Poor’s Rating Services.

At March 31, 2010, the Multi-Manager High Yield Opportunity Fund’s investments were denominated in the following currencies:

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
United States Dollar	98.0%
All other currencies less than 5%	2.0

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3 – Valuations based on inputs that are unobservable and significant. The Fund utilized the following techniques on Level 3 investments: The Fund valued certain securities using evaluated prices, based on broker quotes, accumulated by the Fund’s primary pricing source.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Multi-Manager High Yield Opportunity Fund’s investments, which are carried at fair value, as of March 31, 2010:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)		LEVEL 3 (000s)	TOTAL (000s)
Asset-Backed Securities	$–	$3,803	(1)	$–	$3,803
Convertible Bonds	–	17,000	(1)	–	17,000
Corporate Bonds
Advertising	–	865		–	865
Aerospace/Defense	–	1,881		–	1,881
Airlines	–	2,440		–	2,440
Apparel	–	3,745		–	3,745
Auto Manufacturers	–	4,972			4,972
Auto Parts & Equipment	–	2,039		–	2,039
Banks	–	6,147		–	6,147
Beverages	–	4,675		–	4,675
Building Materials	–	5,069		424	5,493
Chemicals	–	4,742		–	4,742
Coal	–	5,438		488	5,926
Commercial Services	–	18,951		413	19,364
Cosmetics/Personal Care	–	1,103		–	1,103
Distribution/Wholesale	–	252		–	252
Diversified Financial Services	–	14,914		–	14,914
Electric	–	21,841		–	21,841
Entertainment	–	7,592		–	7,592
Environmental Control	–	812		–	812
Food	–	7,001		–	7,001
Forest Products & Paper	–	2,309		1,150	3,459
Gas	–	987		–	987
Healthcare–Products	–	1,300		–	1,300
Healthcare–Services	–	23,233		–	23,233
Holding Companies– Diversified	–	1,173		–	1,173
Home Builders	–	5,502		–	5,502

Home Furnishings	–	738		–	738

See Notes to the Financial Statements.

MULTY-MANAGER FUNDS	70	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)

Household Products/Wares	$–	$5,152	$–	$5,152

Housewares	–	158	–	158

Internet	–	781	–	781

Iron/Steel	–	3,352	–	3,352

Lodging	–	7,822	–	7,822

Machinery – Construction & Mining	–	885	–	885

Machinery – Diversified	–	2,218	–	2,218

Media	–	10,135	–	10,135

Mining	–	539	–	539

Miscellaneous Manufacturing	–	4,248	–	4,248

Office Furnishings Office/Business	–	423	–	423

Equipment	–	2,369	–	2,369

Oil & Gas	–	23,984	4,820	28,804

Oil & Gas Services	–	5,311	–	5,311

Packaging & Containers	–	8,646	–	8,646

Pipelines	–	11,508	–	11,508

Real Estate	–	3,302	–	3,302

Real Estate Investment Trusts	–	5,085	–	5,085

Retail	–	22,940	–	22,940

Semiconductors	–	1,550	–	1,550

Software	–	1,823	–	1,823

Storage/Warehousing		1,074	–	1,074

Telecommunications	–	31,501	–	31,501

Transportation	–	878	–	878

Trucking & Leasing		316	–	316

Foreign Issuer Bonds

Building Materials	–	124	–	124

Chemicals	–	1,103	–	1,103

Coal	–	–	104	104

Commercial Services	–	–	1,632	1,632

Computers	–	1,880	–	1,880

Diversified Financial Services	–	2,942	263	3,205

Electric	–	650	–	650

Engineering & Construction	–	208	–	208

Entertainment	–	473	–	473

Food	–	424	–	424

Holding Companies –Diversified	–	1079	–	1079

Iron/Steel	–	975	–	975

Leisure Time	–	1,924	–	1,924

Media	–	3,189	–	3,189

Mining	–	1,609	–	1,609

Miscellaneous Manufacturing	–	1,840	–	1,840

Multi-National	–	–	1,293	1,293

Oil & Gas	–	2,412	–	2,412

Oil & Gas Services	–	120	–	120

Pharmaceuticals	–	891	–	891

Sovereign	–	3,077	4,060	7,137

Telecommunications	–	7,041	–	7,041

Transportation	–	3,034	–	3,034

Term Loans

Auto Manufacturers	–	–	957	957

Electric	–	1571	–	1571

INVESTMENTS	LEVEL 1 (000s)		LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)

Lodging	$–		$–	$1,077	$1,077
Convertible Preferred Stocks	737	(1)	–	–	737
Investment Companies	34,294		–	–	34,294
Total Investments	$35,031		$363,090	$16,681	$414,802

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	71	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued	MARCH 31, 2010

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	BALANCE AS OF 3/31/09 (000s)*	NET REALIZED GAIN (LOSS) (000s)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) (000s)	NET PURCHASES (SALES) (000s)	NET TRANSFERS IN AND/OR OUT OF LEVEL 3 (000s)	BALANCE AS OF 03/31/10 (000s)
Corporate Bonds
Building Materials	$–	$–	$22	$402	$–	$424
Coal	–	–	13	475	–	488
Commercial Services	–	6	23	384	–	413
Forest Products & Paper	–	–	4	1,146	–	1,150
Oil & Gas	–	–	130	4,690	–	4,820
Foreign Issuer Bonds
Coal	–	–	5	99	–	104
Commercial Services	–	–	188	1,444	–	1,632
Diversified Financial Services	–	–	11	252	–	263
Multi-National	–	–	42	1,251	–	1,293
Sovereign	–	–	145	3,915	–	4,060
Term Loans
Auto Manufacturers	–	1	79	877	–	957
Lodging	–	–	54	1,023	–	1,077
Total	$–	$7	$716	$15,958	$–	$16,681

*	Commenced investment operations on September 23, 2009.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	72	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

NOTES TO THE FINANCIAL STATEMENTS	MARCH 31, 2010

1. ORGANIZATION

Northern Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. The Trust includes 44 portfolios as of March 31, 2010, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Multi-Manager Emerging Markets Equity, Multi-Manager Global Real Estate, Multi-Manager International Equity, Multi-Manager Large Cap, Multi-Manager Mid Cap, Multi-Manager Small Cap and Multi-Manager High Yield Opportunity Funds (each a “Fund” and collectively, the “Funds”) are separate, diversified investment portfolios of the Trust. Each of the Funds is presented herein. The Multi-Manager High Yield Opportunity Fund was funded on September 23, 2009.

Northern Trust Company of Connecticut (“NTCC”) is a subsidiary of Northern Trust Corporation and Northern Trust Investments, N.A. (“NTI”) is a subsidiary of The Northern Trust Company (“Northern Trust”). NTCC and NTI serve jointly as the investment advisers of the Funds. Northern Trust serves as the custodian, fund accountant and transfer agent for the Trust. NTI serves as the Trust’s administrator. Northern Funds Distributors, LLC is the Trust’s distributor.

Prior to October 1, 2009, Northern Trust Global Advisors, Inc. (“NTGA”), a subsidiary of Northern Trust Corporation, and NTI served jointly as the investment advisers of the Funds.

Effective October 1, 2009, NTGA was reorganized into NTCC. At that time, NTCC assumed the responsibilities of NTGA as co-investment adviser under the advisory agreement with the Trust with respect to the Funds. The fees payable by the Trust under the agreement, the personnel who manage the Funds and the services provided to the Funds remain unchanged as a result of the assumption of these responsibilities. NTCC also assumed the responsibilities of NTGA under sub-advisory agreements with each of the sub-advisers to the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles or “GAAP.” The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

A) VALUATION OF SECURITIES AND CONTRACTS Securities are valued at their fair value. Securities traded on U.S. securities exchanges or in the NASDAQ National Market System are principally valued at the regular trading session closing price (generally, 3:00 p.m. Central time) on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the NASDAQ National Market System are also generally valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities. Such prices may be determined taking into account securities prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities.

The values of securities of foreign issuers are generally based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities.

Shares of open-end investment companies are valued at net asset value (“NAV”). Spot and forward foreign currency exchange contracts are generally valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker-provided prices, as are swaps, caps, collars and floors. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments are valued at amortized cost, which the investment advisers have determined, pursuant to the Board of Trustees’ authorization, approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by the investment advisers under the supervision of the Board of Trustees. The Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of market values normally used by a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance. This may occur particularly with respect to certain foreign securities held by a Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Fund’s NAV is calculated. The use of fair

NORTHERN FUNDS ANNUAL REPORT	73	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) FUTURES CONTRACTS Each Fund may invest in long or short futures contracts for hedging purposes, to increase total return (i.e., for speculative purposes) or to maintain liquidity. When used as a hedge, a Fund may sell a futures contract in order to offset a decrease in the market value of its portfolio securities that might otherwise result from a market decline. The Fund bears the market risk arising from changes in the value of these financial instruments. At the time a Fund enters into a futures contract, it is generally required to make a margin deposit with the custodian of a specified amount of liquid assets. Futures are marked to market each day with the change in value reflected in the unrealized gains or losses. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. Credit risk is mitigated to the extent that the exchange on which a particular futures contract is traded assumes the risk of a counterparty defaulting on its obligation under the contract. The Statements of Operations reflect gains or losses, if any, as realized for closed futures contracts and as unrealized for open futures contracts. Further information on the impact of these positions on the Funds’ financial statements can be found in Note 9.

At March 31, 2010, the Multi-Manager International Equity, Multi-Manager Large Cap, Multi-Manager Mid Cap and Multi-Manager Small Cap Funds had entered into exchange-traded long futures contracts. The aggregate value of securities pledged to cover margin requirements for open positions was approximately $3,540,000, $1,400,000, $2,000,000 and $600,000, respectively.

C) FOREIGN CURRENCY TRANSLATIONS Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot rates on the New York Stock Exchange normally at approximately 3:00 p.m. Central time. The cost of purchases and proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gains or losses on investments resulting from changes in foreign exchange rates are included in the Statements of Operations with net realized and unrealized gains (losses) on investments. The realized gains or losses, if any, on translations of other assets and liabilities denominated in foreign currencies are included in foreign currency transactions on the Statements of Operations.

D) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS Certain Funds are authorized to enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge against either specific transactions or portfolio positions, or as a cross-hedge transaction or for speculative purposes. The objective of a Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of a Fund’s foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All forward foreign currency exchange contracts are “marked-to-market” daily at the applicable exchange rates and any resulting unrealized gains or losses are recorded in the financial statements. A Fund records realized gains or losses at the time the forward foreign currency exchange contract is offset by entering into a closing transaction with the same counterparty or is extinguished by delivery of the currency. Further information on the impact of these positions on the Funds’ the financial statements can be found in Note 9.

Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Funds bear the market risk from changes in foreign currency exchange rates and the credit risk if the counterparty fails to perform. The Statements of Operations reflect realized gains or losses, if any, in foreign currency transactions and unrealized gains or losses in forward foreign currency exchange contracts.

E) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. The interest rates reflected in the Schedules of Investments represent either the stated coupon rate, annualized yield on date of purchase for discount notes, the current reset rate for floating rate securities or, for interest-only or principal-only securities, the current effective yield. Dividend income is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available.

F) EXPENSES Each Fund is charged for those expenses that are directly attributable to that Fund. Expenses incurred which do not specifically relate to an individual Fund are allocated among all Funds in the Trust in proportion to each Fund’s relative net assets.

G) REDEMPTION FEES The Multi-Manager Emerging Markets Equity, Multi-Manager Global Real Estate, Multi-Manager International Equity and Multi-Manager High Yield Opportunity Funds charge a 2 percent redemption fee on the redemption of shares (including by exchange) held for 30 days or less. For the

MULTI-MANAGER FUNDS	74	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

MARCH 31, 2010

purpose of applying the fee, the Funds use a first-in, first-out (“FIFO”) method so that shares held longest are treated as being redeemed first and shares held shortest are treated as being redeemed last. The redemption fee is paid to the Funds and is intended to offset the trading, market impact and other costs associated with short-term money movements in and out of the Funds. The redemption fee may be collected by deduction from the redemption proceeds, or, if assessed after the redemption transaction, through a separate billing. The redemption fee does not apply to certain types of redemptions as described in the Funds’ prospectuses.

Redemption fees were less than $1,500 for the fiscal year ended March 31, 2010, for the Multi-Manager Emerging Markets Equity, Multi-Manager Global Real Estate, Multi-Manager International Equity and Multi-Manager High Yield Opportunity Funds. Redemption fees were less than $500 for the fiscal year ended March 31, 2009, for the Multi-Manager Emerging Markets Equity, Multi-Manager Global Real Estate and Multi-Manager International Equity Funds. These amounts are included in “Proceeds from Shares Sold” in Note 8 – Capital Share Transactions. The impact from redemption fees paid to each Fund was less than $0.001 per share.

H) DISTRIBUTIONS TO SHAREHOLDERS Distribution of dividends from net investment income, if any, are declared and paid as follows:

DECLARATION AND PAYMENT FREQUENCY
Multi-Manager Emerging Markets Equity	Annually
Multi-Manager Global Real Estate	Quarterly
Multi-Manager International Equity	Annually
Multi-Manager Large Cap	Quarterly
Multi-Manager Mid Cap	Annually
Multi-Manager Small Cap	Annually
Multi-Manager High Yield Opportunity	Monthly

Distributions of net realized capital gains, if any, are declared and paid at least annually. Income dividends and capital gains distributions are determined in accordance with federal income tax regulations. Such amounts may differ from income and capital gains recorded in accordance with GAAP. The Funds may periodically make reclassifications among certain capital accounts to reflect differences between financial reporting and federal income tax basis distributions. The reclassifications are reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and GAAP. The reclassifications may relate to net operating losses, Section 988 currency gains and losses, PFICs gains and losses, recharacterization of dividends received from investments in REITs, expired capital loss carryforwards, and gain or loss on in-kind transactions. These reclassifications have no impact on the total net assets or the net asset values of the Funds. At March 31, 2010, the following reclassifications were recorded:

Amounts in thousands	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED UNDISTRIBUTED NET REALIZED GAINS (LOSSES)	CAPITAL STOCK
Multi- Manager Emerging Markets Equity	$(496)	$496	$—
Multi-Manager Global Real Estate	831	(831)	—
Multi-Manager International Equity	1,887	(1,887)	—
Multi-Manager Large Cap	2	—	(2)
Multi-Manager Mid Cap	(21)	21	—
Multi-Manager Small Cap	1,302	385	(1,687)
Multi-Manager High Yield Opportunity	(6)	8	(2)

I) FEDERAL INCOME TAXES No provision for federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

The Fund in the table below has elected to defer net capital losses and/or net currency losses incurred from November 1, 2009 through November 30, 2009, the Fund’s last tax year end, as having arisen on the first day of the following tax year (in thousands):

Multi-Manager Global Real Estate	$153

At March 31, 2010, the capital loss carryforwards for U.S. federal income tax purposes and their respective years of expiration are as follows:

Amounts in thousands	MARCH 31, 2016	MARCH 31, 2017	MARCH 31, 2018
Multi-Manager International Equity	$—	$132,432	$175,064
Multi-Manager Large Cap	17	39,726	11,096
Multi-Manager Mid Cap	—	30,745	20,238
Multi-Manager Small Cap	—	53,569	6,123

The Funds in the above table may offset future capital gains with these capital loss carryforwards.

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MULTI-MANAGER FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

At March 31, 2010, the tax components of undistributed net investment income, undistributed realized gains and unrealized gains (losses) were as follows:

	UNDISTRIBUTED
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	UNREALIZED GAIN
Multi-Manager Emerging Markets Equity	$27,716	$73,598	$301,916
Multi-Manager International Equity	11,047	—	188,468
Multi-Manager Large Cap	292	—	97,721
Multi-Manager Mid Cap	512	—	95,467
Multi-Manager Small Cap	—	—	55,203
Multi-Manager High Yield Opportunity	1,162	—	11,362

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax components of undistributed net ordinary income and net long-term capital gains at November 30, 2009, the Multi-Manager Global Real Estate Fund’s last tax year end, were as follows:

	UNDISTRIBUTED
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	UNREALIZED GAINS
Multi-Manager Global Real Estate	$15,840	$1,558	$128,628

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The taxable character of distributions paid during the fiscal year or period ended March 31, 2010, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Multi-Manager International Equity	$15,000	$—
Multi-Manager Large Cap	4,405	—
Multi-Manager Mid Cap	1,300	—
Multi-Manager Emerging Markets Equity	53,596	—
Multi-Manager High Yield Opportunity	8,616	—

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The taxable character of distributions paid during the fiscal year or period ended March 31, 2009, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Multi-Manager International Equity	$12,000	$13,395
Multi-Manager Large Cap	2,836	—
Multi-Manager Mid Cap	2,300	2,279
Multi-Manager Small Cap	355	—

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The taxable character of distributions paid during the Multi-Manager Global Real Estate Fund’s tax year ended November 30, 2009 was designated for the purpose of the dividends paid deductions as follows:

	NOVEMBER 30, 2009 DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Multi-Manager Global Real Estate	$5,544	$1

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

As of March 31, 2010, no Fund had uncertain tax positions that would require financial statement disclosure. The Funds’ federal tax returns, except for Multi-Manager Global Real Estate Fund, filed for the fiscal years ended March 31, 2007 through March 31, 2009 remain subject to examination by the Internal Revenue Service. The Multi-Manager Global Real Estate Fund’s federal tax returns filed for the fiscal years ended November 30, 2007 through November 30, 2009 remain subject to examination by the Internal Revenue Service.

3. SERVICE PLAN

The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions (“Service Organizations”) under which the Service Organizations agree to provide certain administrative support services and, in some cases, personal and account maintenance services for their customers who are beneficial owners of shares of the Funds. As compensation for services provided pursuant to the Service Plan, the Service Organizations receive a fee at an annual rate of up to 0.25 percent of the average daily net assets of the Funds beneficially owned by their customers.

These are included in the Statements of Operations under shareholder servicing fees for the fiscal year ended March 31, 2010.

4. BANK BORROWINGS

The Trust has entered into a $100,000,000 revolving bank credit agreement administered by Deutsche Bank AG for liquidity and other purposes. The interest rate charged under the agreement depends on the type of loan. For base rate loans, the interest rate is sum of the applicable margin (either 0.75 percent or zero) and

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MULTI-MANAGER FUNDS

MARCH 31, 2010

the highest of (i) 0.50 percent in excess of the Federal Funds Rate, (ii) 1.00 percent in excess of the Adjusted London Interbank Offered Rate (“LIBOR”) and (iii) the prime lending rate. For LIBOR loans, the interest rate is the sum of the applicable margin (0.75 percent) and the LIBOR then in effect. For an Interbank Offered Rate (“IBOR”) loan, the interest rate is the sum of the applicable margin (0.75 percent) and the IBOR then in effect. In addition, there is an annual commitment fee of 12 basis points on the unused portion of the credit line under the agreement, payable quarterly in arrears which is included in Other expenses on the Statements of Operations. The agreement will expire on December 9, 2010, unless renewed.

At March 31, 2010, the Funds did not have any outstanding loans.

When utilized, the average dollar amounts of the borrowings and the weighted average interest rates for the fiscal year ended March 31, 2010 on these borrowings were:

Amounts in thousands	Dollar Amount	Rate
Multi-Manager International Equity	$ 400	1.15%
Multi-Manager MidCap	5,700	1.01%

5. INVESTMENT ADVISORY AND OTHER AGREEMENTS

As compensation for advisory services and the assumption of related expenses, the investment advisers are entitled to a joint advisory fee, computed daily and payable monthly, at annual rates set forth in the tables below (expressed as a percentage of each Fund’s respective average daily net assets). For the fiscal year ended March 31, 2010, the investment advisers agreed to reimburse the Funds for certain expenses as shown on the accompanying Statements of Operations to adhere to the expense limitations set forth below.

The annual advisory fees and expense limitations for the Funds for the fiscal year ended March 31, 2010, were as follows:

	CONTRACTUAL RATE
Fund	FIRST $1 BILLION	NEXT $1 BILLION	OVER $2 BILLION	EXPENSE LIMITATIONS
Multi-Manager Emerging Markets Equity	1.20%	1.13%	1.08%	1.50%
Multi-Manager Global Real Estate	1.10%	1.03%	0.99%	1.30%
Multi-Manager International Equity	1.10%	1.03%	0.99%	1.45%
Multi-Manager Large Cap	0.90%	0.85%	0.81%	1.20%
Multi-Manager Mid Cap	0.90%	0.85%	0.81%	1.20%
Multi-Manager Small Cap	1.10%	1.03%	0.99%	1.40%

	CONTRACTUAL RATE
Fund	FIRST $1.5 BILLION	NEXT $1 BILLION	OVER $2.5 BILLION	EXPENSE LIMITATIONS
Multi-Manager High Yield Opportunity*	0.80%	0.75%	0.72%	1.10%

*	Commenced investment operations on September 23, 2009.

The reimbursements described above are voluntary and may be modified or terminated at any time.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”) with the Trust, each of NTI and NTCC is responsible for performing and overseeing investment management services to the Funds. In addition to selecting the overall investment strategies of the Funds, NTI and NTCC oversee and monitor the selection and performance of Sub-Advisers and allocate resources among the Sub-Advisers. The Sub-Advisers manage each Fund’s investment portfolio pursuant to Sub-Advisory Agreements with NTI and NTCC. NTI and NTCC manage the cash portion of each Fund as well as the emerging market investments of the Multi-Manager International Equity Fund.

As of March 31, 2010, Axiom International Investors, LLC, PanAgora Asset Management, Inc., Trilogy Global Advisors, LLC and Westwood Global Investments, LLC are the Sub-Advisers for the Multi-Manager Emerging Markets Equity Fund.

As of March 31, 2010, Cohen & Steers Capital Management, Inc., EII Realty Securities, Inc. and ING Clarion Real Estate Securities, LLC are the Sub-Advisers for the Multi-Manager Global Real Estate Fund.

As of March 31, 2010, Altrinsic Global Advisors, LLC, Tradewinds Global Investors, LLC, UBS Global Asset Management (Americas) Inc. and William Blair & Company, LLC are the Sub-Advisers for the Multi-Manager International Equity Fund.

As of March 31, 2010, Delaware Management Company, Inc., Jennison Associates LLC, Marsico Capital Management, LLC and Metropolitan West Capital Management, LLC are the Sub-Advisers for the Multi-Manager Large Cap Fund.

As of March 31, 2010, Geneva Capital Management Ltd., LSV Asset Management, Systematic Financial Management LP and TCW Investment Management Company are the Sub-Advisers for the Multi-Manager Mid Cap Fund.

As of March 31, 2010, Copper Rock Capital Partners LLC, Metropolitan West Capital Management, LLC, OFI Institutional Asset Management, Inc. and Riverbridge Partners, LLC are the Sub-Advisers for the Multi-Manager Small Cap Fund.

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MULTI-MANAGER FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

As of March 31, 2010, Loomis, Sayles & Company, L.P. and Stone Harbor Investment Partners LP are the Sub-Advisers for Multi-Manager High Yield Opportunity Fund.

The Investment Advisers are responsible for payment of sub-advisory fees to these sub-advisers.

As compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of 0.10 percent of the average daily net assets outstanding for the Funds.

For compensation as administrator, NTI is entitled to receive a fee, computed daily and payable monthly, at the annual rate of 0.15 percent of each Fund’s average daily net assets. NTI also has a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Funds. NTI pays Northern Trust for its sub-administration services out of NTI’s administration fees.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Funds have entered into an expense off-set arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. Custodian credits, if any, are reflected in the Funds’ Statements of Operations.

Northern Funds Distributors, LLC, the distributor for the Funds, received no compensation from the Funds under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Funds. The Trust provides a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are included in Trustee fees on the Statements of Assets and Liabilities. Each Trustee’s account shall be deemed to be invested in shares of the Diversified Assets Portfolio and/or the Global Tactical Allocation Portfolio of Northern Institutional Funds and/or at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed-income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

6. RELATED PARTY TRANSACTIONS

Each Fund currently invests uninvested cash in the Diversified Assets Portfolio (the “Portfolio”) of Northern Institutional Funds, an investment company which is advised by NTI, pursuant to the terms of an exemptive order issued by the Securities and Exchange Commission (“SEC”). Each Fund bears indirectly a proportionate share of the Portfolio’s operating expenses. These operating expenses include the advisory, administrative, transfer agency and custody fees that the Portfolio pays to NTI and/or its affiliates. The aggregate annual rate of advisory, administration, transfer agency and custody fees payable to the Investment Advisers and/or their affiliates on any assets invested in the Northern Institutional Diversified Assets Portfolio is 0.35 percent. NTI is currently reimbursing each of the Funds invested in the Portfolio for the advisory fees received by NTI from the Portfolio in respect of each Fund’s assets invested in the Portfolio. This reimbursement is included in Other income on the Statements of Operations. The exemptive order requires the Funds’ Board of Trustees to determine before a vote on the Advisory Agreement that the advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds are not for duplicative services.

7. INVESTMENT TRANSACTIONS

For the fiscal year or period ended March 31, 2010, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Funds were as follows:

	PURCHASES		SALES
Amounts in thousands	U.S. GOVERNMENT	OTHER	U.S. GOVERNMENT	OTHER
Multi-Manager Emerging Markets Equity	$ —	$2,303,983	$ —	$1,183,723
Multi-Manager Global Real Estate	—	534,670	—	300,527
Multi-Manager International Equity	—	2,363,649	—	1,150,616
Multi-Manager Large Cap	—	454,110	—	255,746
Multi-Manager Mid Cap	—	544,191	—	588,607
Multi-Manager Small Cap	—	707,218	—	657,515
Multi-Manager High Yield Opportunity	—	596,754	—	229,247

The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, and the timing of income recognition on investments in REIT’s and PFIC’s.

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MULTI-MANAGER FUNDS

MARCH 31, 2010

At March 31, 2010, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation on investments (including the effects of foreign currency translation) and the cost basis of securities were as follows:

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET APPRECIATION (DEPRECIATION)	COST BASIS OF SECURITIES
Multi-Manager Emerging Markets Equity	$311,995	$(10,239)	$301,756	$1,588,481
Multi-Manager Global Real Estate	146,087	(2,533)	143,554	487,344
Multi-Manager International Equity	287,227	(99,748)	187,479	2,703,418
Multi-Manager Large Cap	106,314	(8,818)	97,496	609,118
Multi-Manager Mid Cap	118,458	(23,003)	95,456	488,327
Multi-Manager Small Cap	64,317	(9,209)	55,108	386,342
Multi-Manager High Yield Opportunity	13,382	(1,722)	11,660	403,142

8. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year or period ended March 31, 2010, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Multi-Manager Emerging Markets Equity	72,756	$1,321,615	2,098	$41,435	(6,215)	$(115,456)	68,639	$1,247,594
Multi-Manager Global Real Estate	23,778	343,634	847	13,751	(6,289)	(91,533)	18,336	265,852
Multi-Manager International Equity	201,660	1,694,377	88	774	(52,894)	(440,422)	148,854	1,254,729
Multi- Manager Large Cap	64,017	455,050	52	387	(35,243)	(258,613)	28,826	196,824
Multi-Manager Mid Cap	37,668	300,273	15	140	(39,830)	(348,753)	(2,147)	(48,340)
Multi-Manager Small Cap	28,342	207,302	—	—	(19,910)	(154,539)	8,432	52,763
Multi-Manager High Yield Opportunity	41,822	422,439	76	774	(1,579)	(16,174)	40,319	407,039

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MULTI-MANAGER FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

Transactions in shares for the fiscal year or period ended March 31, 2009, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE IN SHARES	NET INCREASE IN NET ASSETS
Multi-Manager Emerging Markets Equity	23,752	$262,324	—	$—	(1,437)	$(16,197)	22,315	$246,127
Multi-Manager Global Real Estate	26,121	276,028	23	286	(7,360)	(73,793)	18,784	202,521
Multi-Manager International Equity	113,945	873,391	1,602	10,878	(83,445)	(631,299)	32,102	252,970
Multi-Manager Large Cap	46,267	309,881	28	183	(18,263)	(123,826)	28,032	186,238
Multi-Manager Mid Cap	34,568	260,887	291	1,918	(19,838)	(148,947)	15,021	113,858
Multi-Manager Small Cap	26,141	182,939	43	263	(17,394)	(122,942)	8,790	60,260

9. DERIVATIVE INSTRUMENTS

None of the derivatives held in the Funds have been designated as hedging instruments. Information concerning the types of derivatives in which the Funds invest, the objectives for using them and their related risks can be found in Note 2.

Below are the types of derivatives by location as presented in the Statements of Assets and Liabilities as of March 31, 2010:

Amounts in thousands		ASSETS			LIABILITIES
FUND NAME	DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	VALUE
Multi-Manager Emerging Markets Equity Fund	Foreign exchange contracts	Unrealized gain on forward foreign currency exchange contracts	$160		Unrealized loss on forward foreign currency exchange contracts	$(1)
Multi-Manager Global Real Estate Fund	Foreign exchange contracts	Unrealized gain on forward foreign currency exchange contracts	—		Unrealized loss on forward foreign currency exchange contracts	(1)
Multi-Manager International Equity Fund	Equity contracts	Net unrealized appreciation	240	*	Net unrealized depreciation	—
	Foreign exchange contracts	Unrealized gain on forward foreign currency exchange contracts	965		Unrealized loss on forward foreign currency exchange contracts	(216)
Multi-Manager Large Cap Fund	Equity contracts	Net unrealized appreciation	225	*	Net unrealized depreciation	—
Multi-Manager Mid Cap Fund	Equity contracts	Net unrealized appreciation	11	*	Net unrealized depreciation	—
Multi-Manager Small Cap Fund	Equity contracts	Net unrealized appreciation	95	*	Net unrealized depreciation	—

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments – footnotes. Only the current variation margin is reported within the Statements of Assets and Liabilities.

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MULTI-MANAGER FUNDS

MARCH 31, 2010

The following tables set forth by primary risk exposure the Funds’ realized gains (losses) and change in unrealized gains (losses) by type of derivative contract for the fiscal year ended March 31, 2010:

Amounts in thousands	AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS
FUND NAME	DERIVATIVE TYPE	STATEMENT OF OPERATIONS LOCATION	VALUE
Multi-Manager Emerging Markets Equity Fund	Foreign exchange contracts	Net realized gains (losses) on foreign currency transactions	$607
Multi-Manager Global Real Estate Fund	Foreign exchange contracts	Net realized gains (losses) on foreign currency transactions	79
Multi-Manager International Equity Fund	Equity contracts	Net realized gains (losses) on futures contracts	14,021
	Foreign exchange contracts	Net realized gains (losses) on foreign currency transactions	290
Multi-Manager Large Cap Fund	Equity contracts	Net realized gains (losses) on futures contracts	5,229
Multi-Manager Mid Cap Fund	Equity contracts	Net realized gains (losses) on futures contracts	7,696
Multi-Manager Small Cap Fund	Equity contracts	Net realized gains (losses) on futures contracts	4,184
Multi-Manager High Yield Opportunity Fund	Foreign exchange contracts	Net realized gains (losses) on foreign currency transactions	6
Amounts in thousands	CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) ON DERIVATIVE CONTRACTS
FUND NAME	DERIVATIVE TYPE	STATEMENT OF OPERATIONS LOCATION	VALUE
Multi-Manager Emerging Markets Equity Fund	Foreign exchange contracts	Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	$146
Multi-Manager Global Real Estate Fund	Foreign exchange contracts	Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(1)
Multi-Manager International Equity Fund	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(1,053)
	Foreign exchange contracts	Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	747
Multi-Manager Large Cap Fund	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(481)
Multi-Manager Mid Cap Fund	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(801)
Multi-Manager Small Cap Fund	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(439)

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MULTI-MANAGER FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued	MARCH 31, 2010

Volume of derivative activity for the fiscal year ended March 31, 2010*

	FOREIGN EXCHANGE CONTRACTS		FUTURES EQUITY CONTRACTS
	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT**	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT**
Multi-Manager Emerging Markets Equity	548	$549	—	$ —
Multi-Manager Global Real Estate	934	144	—	—
Multi-Manager International Equity	1,249	659	173	3,748
Multi-Manager Large Cap	—	—	182	1,403
Multi-Manager Mid Cap	—	—	135	2,061
Multi-Manager Small Cap	—	—	160	921
Multi-Manager High Yield Opportunity	1	554	—	—

*	Activity during the period is measured by number of trades during the year and average notional amount for foreign exchange and futures equity contracts.

**	Amounts in thousands.

10. NEW ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06, Improving Disclosures about Fair Value Measurements (“ASU 2010-06”). ASU 2010-06 amends ASC 820, Fair Value Measurements and Disclosures (formerly FASB Statement No. 157). Specifically, ASU 2010-06 requires entities to disclose: a) the amounts of significant transfers between Level 1 and Level 2 of the fair value hierarchy and the reasons for these transfers; b) the reasons for any transfers in or out of Level 3; and c) information in the reconciliation of recurring Level 3 measurements about purchases, sales issuances and settlements on a gross basis. In addition, ASU 2010-06 clarifies the requirement for entities to disclose information about both the valuation techniques and inputs used in estimating Level 2 and Level 3 fair value measurements. Except for the requirement to disclose information about purchases, sales, issuances and settlements in the reconciliation of recurring Level 3 measurements on a gross basis, all ASU 2010-06 disclosure requirements are effective for financial statements issued for interim and annual reporting periods beginning after December 15, 2009. The requirement to separately disclose purchases, sales, issuances and settlements of recurring Level 3 measurements is effective for financial statements issued for interim and annual reporting periods beginning after December 15, 2010. At this time, management is evaluating the implications of ASU 2010-06 and the impact it will have to the Funds’ financial statement disclosures.

11. REORGANIZATION (unaudited)

At a meeting held on December 14, 2009, the Board of Trustees of the Northern Multi-Manager Funds approved a Plan of Reorganization (the “Plan”) providing for the reorganization of the Northern Mid Cap Growth Fund into the Northern Multi-Manager Mid Cap Fund. Pursuant to the Plan, all of the assets and liabilities of the Northern Mid Cap Fund were transferred to the Northern Multi-Manager Mid Cap Fund in exchange for 10,267,122 shares of the Northern Multi-Manager Mid Cap Fund. The transaction, which qualified as a tax-free reorganization for federal income tax purposes, was completed on May 14, 2010, following the approval of the reorganization by shareholders of the Northern Mid Cap Growth Fund. The following is a summary of the Net Assets, Shares Outstanding and Net Asset Value per share associated with the transaction:

	BEFORE ACQUISITION		AFTER ACQUISITION
	NORTHERN MULTI-MANAGER MID CAP FUND	NORTHERN MID CAP GROWTH FUND	NORTHERN MULTI-MANAGER MID CAP FUND
Net assets	$653,464,895	$104,119,541	$757,550,001
Shares Outstanding	64,459,237	6,691,940	74,726,359
Net Asset Value, per share	$10.14	$15.56	$10.14

12. SUBSEQUENT EVENTS

At a meeting held on May 7, 2010, the Board of Trustees of the Northern Multi-Manager Funds approved the addition of Hotchkins and Wiley Capital Management, LLC and Denver Investment Advisors LLC as new sub-advisers and the termination of OFI Institutional Asset Management, Inc. as sub-adviser to the Multi-Manager Small Cap Fund.

Management has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded, other than the items noted above and in Note 11 – Reorganization, that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure.

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MULTI-MANAGER FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Northern Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Multi-Manager Emerging Markets Equity Fund, Multi-Manager Global Real Estate Fund, Multi-Manager International Equity Fund, Multi-Manager Large Cap Fund, Multi-Manager Mid Cap Fund, Multi-Manager Small Cap Fund and Multi-Manager High Yield Opportunity Fund (collectively, the “Funds”), seven separate portfolios of Northern Funds (the “Trust”), as of March 31, 2010, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the two years or periods then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds referred to above as of March 31, 2010, the results of their operations for the year or period then ended, the changes in their net assets for each of the two years or periods then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois

May 27, 2010

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MULTI-MANAGER FUNDS

TAX INFORMATION	MARCH 31, 2010 (UNAUDITED)

QUALIFIED DIVIDEND INCOME (QDI) — Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2010, are designated as “qualified dividend income,” as defined in the Act, subject to reduced tax rates in 2010:

Fund	QDI PERCENTAGE
Multi-Manager Emerging Markets Equity	7.71%
Multi-Manager Global Real Estate	13.32%
Multi-Manager International Equity	84.32%
Multi-Manager Large Cap	100.00%
Multi-Manager Mid Cap	82.91%

CORPORATE DIVIDENDS-RECEIVED DEDUCTION (DRD) — A percentage of the dividends distributed during the fiscal year for the following Funds qualifies for the dividends-received deduction for corporate shareholders:

Fund	CORPORATE DRD PERCENTAGE
Multi-Manager Large Cap	97.67%
Multi-Manager Mid Cap	89.06%

CAPITAL GAIN DISTRIBUTION — The following Fund made capital gain distributions in December 2009, and hereby designated these long-term capital gain distributions as follows (per share):

LONG-TERM CAPITAL GAIN
Fund	15%
Multi-Manager Global Real Estate	$0.0555

FOREIGN TAX CREDIT — The Funds below intend to make an election that will allow shareholders to treat their proportionate share of foreign taxes paid by the Funds as having been paid by them. The amounts per share which represent income from sources within, and taxes paid to, foreign countries are as follows:

Fund	TAXES	INCOME
Multi-Manager Global Real Estate	$0.0133	$0.1315
Multi-Manager Emerging Markets Equity	0.0142	0.0493
Multi-Manager International Equity	0.0096	0.0534

MULTI-MANAGER FUNDS	84	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

FUND EXPENSES	MARCH 31, 2010 (UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, if any, including redemption fees on certain exchanges and redemptions in the Multi-Manager Emerging Markets Equity and Multi-Manager International Equity Funds; and (2) ongoing costs, including advisory fees; distribution (12b-1) fees, if any; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2009, through March 31, 2010.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 10/1/09 — 3/31/10” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. For example, the information does not reflect redemption fees (as described on pages 74-75), if any, in the Multi-Manager Emerging Markets Equity, Multi-Manager International Equity, Multi-Manager Global Real Estate and Multi-Manager High Yield Opportunity Funds. If these fees were included, your costs would have been higher. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

MULTI-MANAGER EMERGING MARKETS EQUITY

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/09	ENDING ACCOUNT VALUE 3/31/10	EXPENSES PAID* 10/1/09 - 3/31/10
Actual	1.48%	$1,000.00	$1,102.60	$7.76
Hypothetical	1.48%	$1,000.00	$1,017.55	$7.44	**

MULTI-MANAGER GLOBAL REAL ESTATE

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/09	ENDING ACCOUNT VALUE 3/31/10	EXPENSES PAID* 10/1/09 - 3/31/10
Actual	1.30%	$1,000.00	$1,083.10	$6.75
Hypothetical	1.30%	$1,000.00	$1,018.45	$6.54	**

MULTI-MANAGER INTERNATIONAL EQUITY

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/09	ENDING ACCOUNT VALUE 3/31/10	EXPENSES PAID* 10/1/09 - 3/31/10
Actual	1.40%	$1,000.00	$1,049.00	$7.15
Hypothetical	1.40%	$1,000.00	$1,017.95	$7.04	**

MULTI-MANAGER LARGE CAP

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/09	ENDING ACCOUNT VALUE 3/31/10	EXPENSES PAID* 10/1/09 - 3/31/10
Actual	1.19%	$1,000.00	$1,119.80	$6.29
Hypothetical	1.19%	$1,000.00	$1,019.00	$5.99	**

MULTI-MANAGER MID CAP

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/09	ENDING ACCOUNT VALUE 3/31/10	EXPENSES PAID* 10/1/09 - 3/31/10
Actual	1.20%	$1,000.00	$1,160.10	$6.46
Hypothetical	1.20%	$1,000.00	$1,018.95	$6.04	**

MULTI-MANAGER SMALL CAP

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/09	ENDING ACCOUNT VALUE 3/31/10	EXPENSES PAID* 10/1/09 - 3/31/10
Actual	1.40%	$1,000.00	$1,107.80	$7.36
Hypothetical	1.40%	$1,000.00	$1,017.95	$7.04	**

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND (1)

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/09	ENDING ACCOUNT VALUE 3/31/10	EXPENSES PAID* 10/1/09 - 3/31/10
Actual	1.10%	$1,000.00	$1,072.80	$5.68
Hypothetical	1.10%	$1,000.00	$1,019.45	$5.54	**

NORTHERN FUNDS ANNUAL REPORT	85	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

FUND EXPENSES continued	MARCH 31, 2010 (UNAUDITED)

*	Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the fiscal year ended March 31, 2010. Expenses are calculated by multiplying the annualized expense ratio by the average account value of the period; then multiplying the result by the number of days in the most recent fiscal half year (182); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent fiscal half year may differ from expense ratios based on one-year data in the Financial Highlights.

**	Hypothetical expenses are based on the Funds’ actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

(1)	Commenced investment operations on September 23, 2009.

MULTI-MANAGER FUNDS	86	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

TRUSTEES AND OFFICERS MARCH 31, 2010 (UNAUDITED)

Set forth below is information about the Trustees and Officers of Northern Multi-Manager Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 66 portfolios in the Northern Funds Complex — Northern Funds offers 44 portfolios (including 7 Multi-Manager portfolios) and Northern Institutional Funds offers 22 portfolios. The Northern Multi-Manager Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-595-9111.

NON-INTERESTED TRUSTEES
NAME, ADDRESS (1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN MULTI-MANAGER FUNDS TRUSTEE (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE (3)

William L. Bax Age: 66 Trustee since 2006

•Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003;

•Director of Big Shoulders Fund since 1997;

•Director of Children’s Memorial Hospital since 1998;

•Trustee of DePaul University from 1998 to 2009;

•Director of Sears Roebuck & Co. (a retail company) from 2003 to 2005;

•Director of Andrew Corporation (a communications product company) from 2006 to 2008.

•Arthur J. Gallagher & Co. (an insurance brokerage company).

Edward J. Condon, Jr. Age: 69 Trustee since 2006

•Chairman and CEO of The Paradigm Group, Ltd. (a financial adviser) since 1993;

•Principal and Co-Founder of Paradigm Capital, Ltd. (a financial adviser) since 1996;

•Founding Member and Director of the Illinois Venture Capital Association since 2001;

•Member of the Board of Trustees of Dominican University from 1996 to 2005;

•Member of the Board of Directors of the Chicago Children’s Museum from 2001 to 2007;

•Member of the Board of Governors of The Metropolitan Club since 2003;

•Member of the Board of Advisors of AAVIN Equity Partners (a private equity firm) since 2005;

•Member of the National Advisory Board of National Domestic Violence Hotline since 2005;

•Member of the Board of Directors at LightBridge Healthcare Research Inc. (a healthcare-related educational materials provider) since 2006;

•Member of Advisory Board of Lextech Global Services (a systems engineering services company) since 2009;

•Private Equity Administrator of Illinois Technology Development Account from 2003 to 2006;

•Member of Advisory Council of Northwestern Brain Tumor Institute since 2010.

•None

Sharon Gist Gilliam Age: 66 Trustee since 2006

•Principal Officer, UCG Associates, Inc. (an aviation consulting firm) from 2005 to 2006 and Director from 2005 to 2008;

•CEO of Chicago Housing Authority from 2006 to 2007;

•Executive Vice President of Unison-Maximus, Inc. (an aviation and governmental consulting company) from 1989 to 2005.

•None

NORTHERN FUNDS ANNUAL REPORT	87	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

TRUSTEES AND OFFICERS continued

NAME, ADDRESS (1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN MULTI-MANAGER FUNDS TRUSTEE (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE (3)

Richard P. Strubel Age: 70 Trustee since 2006 and Chairman since 2008

• Vice Chairman and Director of Cardean Learning Group (formerly UNext, Inc.) (a provider of educational services via the Internet) from 2004 to 2007;

• President, Chief Operating Officer and Director of UNext, Inc. from 1999 to 2004.

• Gildan Activewear, Inc. (an athletic clothing marketing and manufacturing company); • Goldman Sachs Mutual Fund Complex (94 portfolios); • Goldman Sachs Closed-End Funds (2 portfolios).

Casey J. Sylla Age: 66 Trustee since 2008

• Chief Investment Officer, The Allstate Corporation from January to July, 2002;

• Acting Chief Financial Officer, The Allstate Corporation from May to September, 2002;

• Chairman and President of the Allstate Financial Group from 2002 to 2007;

• Chairman of the Investment Committee, Legal and General Investment Management — America, 2007;

• Board member, University of Wisconsin — Eau Claire Foundation from 2006 to present.

• GATX Corporation (transportation services).
INTERESTED TRUSTEES
NAME, ADDRESS (1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN MULTI-MANAGER FUNDS TRUSTEE (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE (3)

Sandra Polk Guthman (4) Age: 66 Trustee since 2006

• Chair and CEO of Polk Bros. Foundation (an Illinois not-for-profit corporation) since 1993;

• Director of National Public Finance Guarantee Corporation (f/k/a MBIA Insurance Corp. of Illinois) (a municipal bond insurance company) since 1994.

• None

Michael H. Moskow (4) Age: 72 Trustee since 2008

• Vice Chairman and Senior Fellow on the Global Economy at the Chicago Council on Global Affairs since 2007, Member of the Board of Directors since 1995;

• Director of Commonwealth Edison since 2008;

• President and Chief Executive Officer of the Federal Reserve Bank of Chicago from 1994 to 2007;

• Director of Education Corporation of America since 2008;

• Chairman of the Japan America Society of Chicago since 2009;

• Former Chairman and Current Member of the Board of Directors, National Bureau of Economic Research from 1978 to 1991, and since 1993;

• Member of the Board of Trustees of the Northwestern Memorial Foundation since 2004;

• Member of the Board of Directors of the Civic Consulting Alliance since 2002;

• Member of the Board of Directors of the Chicago Workforce Investment Council (f/k/a Chicago LEADS Civic Advisory Board) since 2009;

• Member of the Board of Directors of The Chicago Council on Global Affairs since 1995;

• Member of the Board of Directors of the Council on Foreign Relations from 1998 to 2008;

• Member of the Board of Trustees of Lafayette College since 1996;

• Member of the Board of Directors of the National Futures Association since 2010.

• Discover Financial Services; • Diamond Management and Technology Consultants, Inc. (a management and technology consulting firm); • Taylor Capital Group, Inc. (financial services).

MULTI-MANAGER FUNDS	88	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

MARCH 31, 2010 (UNAUDITED)

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year of the Trust in which he or she attains the age of seventy-two years, except that (a) a Trustee who also serves as an audit committee financial expert for the Trust shall cease to serve as a Trustee as of the last day of the calendar year in which the Trustee attains the age of seventy-three years; and (b) a Trustee who becomes a Trustee at age sixty-eight years or older shall cease to serve as a Trustee as of the last day of the calendar year in which the Trustee attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

(4)	An “interested person,” as defined by the 1940 Act. Ms. Guthman is deemed to be an “interested” Trustee because she beneficially owns shares of Wells Fargo & Company, a controlling entity of Metropolitan West Capital Management, LLC, and ING Groep, parent company of ING Clarion Real Estate Securities, LLC, sub-advisers to certain of the Multi-Manager Funds. Mr. Moskow is deemed to be an “interested” Trustee because he has investment discretion over an account that owns a certificate of deposit issued by Wachovia Bank, a controlling entity of Metropolitan West Capital Management, LLC, sub-adviser to certain of the Multi-Manager Funds.

NORTHERN FUNDS ANNUAL REPORT	89	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

TRUSTEES AND OFFICERS continued

OFFICERS OF THE TRUST(1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Lloyd A. Wennlund Age: 52 50 South LaSalle Street Chicago, IL 60603 President since 2000

•Executive Vice President since 2003 and Director since 2001 of Northern Trust Investments, N.A.; Executive Vice President and other positions at The Northern Trust Company and Managing Executive, Mutual Funds for Northern Trust Global Investments since 1994; Director, NT Global Advisors, Inc. since August 2006; President and Director of Northern Trust Securities, Inc. from 1997 to 2009.

Eric K. Schweitzer Age: 48 50 South LaSalle Street Chicago, IL 60603 Vice President since 2000	•Senior Vice President at Northern Trust Investments, N.A. since 2001; Senior Vice President at The Northern Trust Company since 2000.

Susan J. Hill Age: 53 50 South LaSalle Street Chicago, IL 60603 Chief Compliance Officer since 2004

•Chief Compliance Officer of Northern Trust Company of Connecticut (f/k/a Northern Trust Global Advisors, Inc.) since 2007; Chief Compliance Officer of Northern Trust Investments, N.A. since 2005; Senior Vice President of Northern Trust Investments, N.A. since 2005; Vice President of Northern Trust Investments, N.A. and The Northern Trust Company from 2000 to 2004.

Darlene Chappell Age: 47 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Compliance Officer since May 2009

•Anti-Money Laundering Compliance Officer for Northern Trust Investments, N.A., Northern Trust Securities, Inc., Northern Trust Global Advisors, Inc. and The Northern Trust Company of Connecticut since 2009; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Audit Manager — Compliance Department of National Futures Association from 2000 to 2006.

Randal Rein Age: 39 50 South LaSalle Street Chicago, IL 60603 Treasurer since 2008

•Vice President of Fund Administration of The Northern Trust Company since 2007; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2007; Manager of Fund Administration at The Northern Trust Company from 2001 to 2002.

Michael Pryszcz Age: 42 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	•Vice President of Fund Accounting of The Northern Trust Company since 2005; Second Vice President of Fund Accounting of The Northern Trust Company from 2000 to 2005.

Richard Crabill Age: 41 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	•Vice President of Fund Administration of The Northern Trust Company since 2005; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2005.

Craig R. Carberry, Esq. Age: 49 50 South LaSalle Street Chicago, IL 60603 Secretary since 2010	•Senior Counsel at The Northern Trust Company since May 2000.

MULTI-MANAGER FUNDS	90	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

MARCH 31, 2010 (UNAUDITED)

NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Owen T. Meacham, Esq. Age: 39 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008	•Vice President and Senior Regulatory Administration Attorney of The Northern Trust Company since 2007; Product Strategy and Development Manager of ABN AMRO Asset Management from 2005 to 2007.

Shanna Palmersheim, Esq. Age: 33 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008

•Second Vice President and Regulatory Administration Attorney of The Northern Trust Company since 2008; Associate Counsel of Peregrine Financial Group from 2007 to 2008; Senior Treasury Analyst at Harley-Davidson Financial Services from 2005 to 2007; Law Clerk at Paul McAndrew Law Firm from 2004 to 2005; Senior Accountant at State Street Corporation from 1999 to 2002.

(1)	Each Officer serves until his or her resignation, removal, or retirement, or election of his or her successor.

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MULTI-MANAGER FUNDS

TRUSTEES AND OFFICERS

APPROVAL OF SUB-ADVISORY AGREEMENTS

The Board of Trustees (the “Trustees”) oversees the management of Northern Funds (the “Trust”), and reviews the investment performance and expenses of the investment funds covered by this Report (the “Multi-Manager Funds”) at regularly scheduled meetings during the Multi-Manager Funds’ fiscal year. In addition, the Trustees determine annually whether to approve and continue the Trust’s investment advisory agreement (the “Advisory Agreement”) for the Multi-Manager Funds with Northern Trust Company of Connecticut and Northern Trust Investments, N.A. (together, the “Investment Advisers”). The Trustees also consider and approve agreements among the Investment Advisers and the sub-advisers that advise the Multi-Manager Funds.

*  *  *  *  *

DELAWARE MANAGEMENT COMPANY SUB-ADVISORY AGREEMENT

At a meeting held on November 13, 2009, the Trustees, including the Independent Trustees voting separately, considered and approved a sub-advisory agreement (the “New Delaware Investments Agreement”) with respect to the Multi-Manager Large Cap Fund (the “Large Cap Fund”) among the Investment Advisers and Delaware Management Company (“Delaware Investments”). The sub-advisory agreement then in effect between the Investment Advisers and Delaware Investments (the “Old Delaware Investments Agreement”) was subject to termination under the Investment Company Act of 1940 (the “1940 Act”) upon the change of control (“Change of Control”) occurring when the parent company of Delaware Investments was acquired by Macquarie Group.

At the November meeting, the Trustees reviewed information and written materials from the Investment Advisers and Delaware Investments regarding (i) the nature and quality of the investment advisory services provided by the firm, including the experience and qualifications of the personnel providing such services; (ii) Delaware Investments’ financial condition, history of operations and new ownership structure; (iii) Delaware Investments’ brokerage and soft dollar practices and any potential conflicts of interest with the Investment Advisers; (iv) Delaware Investments’ investment strategies and style of investing; (v) the firm’s performance history with respect to accounts or funds similarly managed to the Large Cap Fund; (vi) the firm’s compliance policies and procedures (including its code of ethics) and the Investment Advisers’ and the Trust’s Chief Compliance Officer’s evaluations of such policies, procedures and codes; and (vii) the terms of the New Delaware Investments Agreement.

The Trustees also reviewed the Investment Advisers’ proprietary methodology for allocating assets among the various sub-advisers and the current allocations to Delaware Investments. In evaluating the New Delaware Investments Agreement, the Trustees generally relied upon their knowledge of Delaware Investments and its services resulting from their meetings and interactions with management throughout the past year. In addition, they considered that they had recently reapproved the Old Delaware Investments Agreement. Accordingly, they focused their review on any changed information since the last review.

In connection with the approval of the New Delaware Investments Agreement, the Trustees gave weight to various factors but did not identify any single factor as controlling their decision. However, the Trustees relied upon the recommendations and evaluations of the Investment Advisers with respect to the firm.

Nature, Extent and Quality of Services

The Trustees considered the information provided by the Investment Advisers with respect to Delaware Investments’ qualifications and experience in managing the type of strategy for which it was engaged in connection with the Large Cap Fund. In this regard, the Trustees relied upon the Investment Advisers’ analysis of the firm’s portfolio management and compliance staff and resources. The Trustees also considered the reports provided by the Trust’s Chief Compliance Officer on the quality of the firm’s compliance program. The Trustees concluded that Delaware Investments had provided, and was likely to continue to be able to provide under new ownership, quality services to the Fund.

Performance and Fees

The Trustees considered and evaluated Delaware Investments’ performance information and the Investment Advisers’ evaluation of the firm. The trustees considered and evaluated the performance of the firm versus its benchmarks and the Large Cap Fund’s benchmark. The Trustees concluded that Delaware Investments’ performance was generally in line with the Investment Advisers’ expectations.

With respect to the sub-advisory fees, the Trustees considered that Delaware Investments was paid by the Investment Advisers out of their advisory fees and not by the Large Cap Fund. The Trustees also believed, based on the Investment Advisers’ representations, that the New Delaware Investments Agreement had been negotiated at arms length among the Investment Advisers and the firm and contained the same terms and conditions as the Old Delaware Investments Agreement that was recently approved by the Board. Standard fee schedules for the firm were presented at the August 28, 2009 Board of Trustees meeting at which the Old Delaware Investments Agreement was most-

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MULTI-MANAGER FUNDS

MARCH 31, 2010 (UNAUDITED)

recently approved, and it was noted that the Investment Advisers had negotiated substantially lower sub-advisory fees for Delaware Investments’ services to the Large Cap Fund. The Trustees did not consider profitability information for Delaware Investments, because they did not believe this to be particularly relevant given that the Investment Advisers pay the firm from their advisory fees and have an incentive to negotiate the lowest possible sub-advisory fees. Finally, the Trustees also considered the Investment Advisers’ representations that the fees to be paid to Delaware Investments were reasonable in light of the existing and anticipated quality of the services to be performed by it.

Economies of Scale

The Trustees noted that Delaware Investments was paid fees that included breakpoints, but they considered economies of scale with respect to the Fund primarily at the advisory fee level given that the Investment Advisers pay the firm out of their advisory fees. The Trustees had considered the economies of scale that were passed from the Investment Advisers to the Fund in their approval of the Investment Advisory Agreement at the August 28, 2009 meeting of the Board of Trustees.

Other Benefits

The Trustees considered other benefits derived or to be derived by Delaware Investments as a result of its relationship with the Large Cap Fund. These benefits included research received in connection with the Fund’s commissions (i.e. soft dollars). The Trustees also considered the other relationships that the firm had with the Investment Advisers, including sub-advisory relationships with the Investment Advisers’ other clients.

Based on the Trustees’ deliberations and the recommendations by the Investment Advisers, the Trustees concluded that the fees to be paid to Delaware Investments by the Large Cap Fund were reasonable in light of the services provided by it and that the New Delaware Investments Agreement should be approved to become effective upon the date of the Change of Control.

*  *  *  *  *

TRILOGY AND RIVERBRIDGE SUB-ADVISORY AGREEMENTS

At a meeting held on February 19, 2010, the Trustees, including the Independent Trustees voting separately, considered and approved the sub-advisory agreements for two new sub-advisers (together, the “New Sub-Advisory Agreements” and each a “New Sub-Advisory Agreement”), Trilogy Global Advisors, LLC (“Trilogy”), and RiverBridge Partners, LLC (“RiverBridge”) (together, the “New Sub-Advisers” and each a “New Sub-Adviser”). Trilogy was proposed as a New Sub-Adviser to the Multi-Manager Emerging Markets Fund. RiverBridge was proposed as a New Sub-Adviser to the Multi-Manager Small Cap Fund (together with the Multi-Manager Emerging Markets Fund, the “Funds”).

At the February meeting, the Trustees reviewed information and written materials from the Investment Advisers and each New Sub-Adviser regarding (i) the nature and quality of the services to be provided by the New Sub-Advisers, including the experience and qualifications of the personnel providing such services; (ii) the New Sub-Advisers’ financial condition, history of operations and ownership structure; (iii) the New Sub-Advisers’ brokerage and soft dollar practices; (iv) the New Sub-Advisers’ investment strategies and styles of investing; (v) the performance history of the New Sub-Advisers with respect to accounts or funds managed similarly to the Multi-Manager Funds for which they were being engaged; (vi) each New Sub-Adviser’s compliance policies and procedures (including their codes of ethics) and the Trust’s Chief Compliance Officer’s (“CCO”) evaluations of such policies and procedures; (vii) the New Sub-Advisers’ conflicts of interest in managing the Funds; and (viii) the terms of the New Sub-Advisory Agreements. The Trustees also considered the Investment Advisers’ explanations for why they expected the New Sub-Advisers to add to Fund performance.

The Trustees also reviewed the Investment Advisers’ proprietary method for allocating assets among the various sub-advisers and the proposed allocations of assets among the New Sub-Advisers and the other sub-advisers to the applicable Multi-Manager Fund.

In connection with the approvals of the New Sub-Advisory Agreements for each of the Multi-Manager Funds, the Trustees gave weight to various factors but did not identify any single factor as controlling their decision. However, the Trustees relied upon the recommendations and evaluations of the Investment Advisers with respect to each of the New Sub-Advisers.

Nature, Extent and Quality of Services

The Trustees considered the information provided by the Investment Advisers with respect to each New Sub-Adviser’s qualifications and experience in managing the type of strategies for which the New Sub-Adviser was engaged in connection with a Multi-Manager Fund. The Trustees also considered the COO’s evaluation of each New Sub-Adviser’s compliance programs and the recommended compliance monitoring schedule for each New Sub-Adviser. The Trustees also considered the experience that each New Sub-Adviser had with respect to managing investments for registered investment companies and the quality of the portfolio managers proposed to manage the respective Multi-Manager Funds’ assets. Finally, the Trustees considered the New Sub-Advisers’ management of potential conflicts of interest that might result from their management of the Multi-Manager Funds and other accounts.

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MULTI-MANAGER FUNDS

TRUSTEES AND OFFICERS continued	MARCH 31, 2010 (UNAUDITED)

Fees and Performance

With respect to the sub-advisory fees, the Trustees considered that the New Sub-Advisers were each paid by the Investment Advisers out of their advisory fees and not by the Multi-Manager Funds. The Trustees also believed, based on the representations of the Investment Advisers, that each New Sub-Advisory Agreement had been negotiated at arms length among the Investment Advisers and the New Sub-Advisers. The Trustees also noted that the terms of the New Sub-Advisory Agreements were substantially identical to the existing sub-advisory agreements with other sub-advisers to the Funds. The Trustees also reviewed and considered information prepared by Lipper that compared each Multi-Manager Fund’s aggregate sub-advisory fees with the aggregate sub-advisory fees of other multi-manager mutual funds.

The Trustees also considered information with respect to the standard fees charged by the New Sub-Advisers to other similar institutional accounts.

The Trustees also reviewed projected profitability to the Investment Advisers of the Multi-Manager Emerging Market Fund and the Multi-Manager Small Cap Growth Fund before and after the addition of the New Sub-Advisers. This comparison showed no material change to the Investment Advisers’ profitability. The Trustees did not consider profitability of the New Sub-Advisers as they did not consider it to be particularly relevant because the Investment Advisers will be paying the New Sub-Advisers out of their advisory fees. The Investment Advisers therefore has an incentive to negotiate the lowest possible sub-advisory fees.

With respect to performance, the Trustees reviewed information showing historical performance of the New Sub-Advisers with respect to the investment strategies for which they were being engaged. In addition, the Trustees reviewed a report prepared by the Investment Advisers showing the performance of the respective Multi-Manager Funds over various periods of time if the New Sub-Advisers had been managing the Funds along with the existing sub-advisers to those Funds.

Economies of Scale

The Trustees considered comparisons of the New Sub-Advisers’ fees at various asset levels of the Multi-Manager Funds and in relation to the other existing sub-advisers of the Funds. The Trustees also reviewed information prepared by the Investment Advisers that showed that the levels of aggregate sub-advisory fee rates decreased as the Multi Manager Funds’ assets increased. However, the Trustees generally considered economies of scale with respect to the Funds primarily at the advisory level given that the Investment Advisers will be paying the New Sub-Advisers out of their advisory fees.

Other Benefits

The Trustees considered other benefits to be derived by the New Sub-Advisers as a result of their relationship with the respective Multi-Manager Funds. These benefits included the receipt of research and other benefits in connection with brokerage commissions paid by the Funds. The Trustees also considered the other relationships that the New Sub-Advisers had with the Investment Advisers, including sub-advisory or custodial relationships.

Based on the Trustees’ deliberations and the recommendations by the Investment Advisers, the Trustees concluded that the fees proposed to be paid to the New Sub-Advisers were reasonable in light of the services to be provided by them and that the New Sub-Advisory Agreements should be approved.

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MULTI-MANAGER FUNDS

INVESTMENT CONSIDERATIONS

MULTI-MANAGER FUNDS

EMERGING MARKETS EQUITY FUND2,3

GLOBAL REAL ESTATE FUND3,5,7

HIGH YIELD OPPORTUNITY FUND1,4

INTERNATIONAL EQUITY FUND3,5

LARGE CAP FUND3

MID CAP FUND3,6

SMALL CAP FUND3,8

1 Bond Risk: Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

2 Emerging and Frontier Markets Risk: Emerging and frontier market investing may be subject to additional economic, political, liquidity and currency risks not associated with more developed countries. Additionally, frontier countries generally have smaller economies or less developed capital markets than traditional emerging markets and, as a result, the risks of investing in emerging market countries are magnified in frontier countries.

3 Equity Risk: Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

4 High Yield Risk: Although a high yield fund’s yield may be higher than that of fixed income funds that purchase higher-rated securities, the potentially higher yield is a function of the greater risk that a high yield fund’s share price will decline.

5 International Risk: International investing involves increased risk and volatility.

6 Mid Cap Risk: Mid-capitalization stocks typically carry additional risk, since smaller companies generally have higher risk of failure and, historically, their stocks have experienced a greater degree of volatility.

7 REIT/Real Estate Risk: Investments in the Fund are subject to the risks related to direct investment in real estate, such as real estate risk, regulatory risks, concentration risk and diversification risk. Investments in REITs involve certain additional unique risks. By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investments.

8 Small Cap Risk: Small-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure. Their stocks are subject to a greater degree of volatility, trade in lower volume and may be less liquid.

NORTHERN FUNDS ANNUAL REPORT	95	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Funds’ Web site at northernfunds.com or the SEC’s Web site at sec.gov or by calling the Northern Funds Center at 800-595-9111.

MULTI-MANAGER FUNDS	96	NORTHERN FUNDS ANNUAL REPORT

Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(c)	The registrant has not amended its Code of Ethics during the period covered by this report.

(d)	The registrant has not granted any waivers, including an implicit waiver, from any provisions of its Code of Ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR), serving on its audit committee. William L. Bax is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

Under applicable securities laws and regulations, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the registrant’s Audit Committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the registrant’s Audit Committee or Board of Trustees.

Item 4. Principal Accountant Fees and Services.

Items 4(a) – 4(d): Audit, Audit-Related, Tax and All Other Fees

Fees billed by Deloitte & Touche LLP (“D&T”), independent registered public accounting firm, related to the registrant. D&T billed the registrant aggregate fees for services rendered to the registrant for the last two fiscal years as follows:

	2010					2009
	All fees and services to the Trust that were pre- approved		All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval		All fees and services to the Trust that were pre- approved		All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a) Audit Fees	$640,200		N/A	N/A		$637,550		N/A	N/A

(b) Audit-Related Fees	$131,200	(1)	$0	$168,000	(3)	$131,200	(1)	$0	$168,000	(3)

(c) Tax Fees	$108,650	(2)	$0	$499,744	(4)	$108,650	(2)	$0	$1,863,000	(4)

(d) All Other Fees	$0		$0	$1,366,849	(5)	$0		$0	$1,339,900	(5)

(1)	Amount relates to 17f-2 procedures.

(2)	Amounts relate to excise tax return review, RIC tax return review and deferred compensation arrangement consultation.

(3)	Amounts relate to performance examination services performed for Northern Trust Global Investments Limited and agreed upon procedures for The Northern Trust Company.

(4)	Amounts relate to tax compliance and consulting, fund tax return reviews, and general tax consultations for The Northern Trust Company.

(5)	Amounts relate to credit risk model validation, e-discovery consulting, sanctions compliance program, classification and disposition, and legal hold gap analysis for The Northern Trust Company.

“Service affiliates” as it relates to the aggregate “Audit Fees,” “Audit-Related Fees,” “Tax Fees” and “All Other Fees” that were billed by D&T for the fiscal years ended March 31, 2010 and March 31, 2009 are Northern Trust Investments, N.A. (“NTI”), Northern Trust Global Investments Limited (“NTGIL”) and The Northern Trust Company of Connecticut (“NTCC”) and entities controlling, controlled by or under common control with NTI, NTGIL and NTCC that provide ongoing services to the registrant for assurance and related services that relate directly to the operations and financial reporting of the registrant. “Audit-Related Fees” are fees that are reasonably related to the performance of the audit or review of the registrant’s financial statements, but not reported as “Audit Fees.” “Tax Fees” are fees for professional services rendered by D&T for tax compliance, tax advice and tax planning. “All Other Fees” are for products and services provided by D&T other than those reported as Audit, Audit-Related or Tax Fees.

Item 4(e)(1): Pre-Approval Policies and Procedures

Pursuant to the registrant’s Audit Committee Charter adopted on July 29, 2003, and amended on October 28, 2003, August 5, 2005, August 3, 2006 and May 7, 2009, to the extent required by applicable regulations, all audit and non-audit services provided by the independent registered public accountants shall either be: (a) pre-approved by the registrant’s Audit Committee as a whole; or (b) between meetings of the Audit Committee by either the Chairman of the Audit Committee, the registrant’s designated Audit Committee Financial Expert (if any) or another member of the Audit Committee, provided that, in each case, such pre-approvals must be reported to the full Audit Committee at its next meeting.

Item 4(e)(2): Percentage of Fees Pre-Approved

During the time period covered by Items 4(a)-4(d), the registrant’s Audit Committee pre-approved 100% of the non-audit fees billed to the registrant and its service affiliates during the registrant’s last two fiscal years.

Item 4(f): Work Performed by Persons Other than the Principal Accountant

Not applicable.

Item 4(g): Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees and services billed by D&T for services rendered to the registrant and service affiliates for the last two fiscal years were $2,274,443 and $3,610,750 for 2010 and 2009, respectively.

Item 4(h): Non-Audit Services and Independent Accountant’s Independence

The registrant’s Audit Committee has considered whether the provision of non-audit services to service affiliates, not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the registered public accountant’s independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The registrant has elected to include the schedule of investments in securities of unaffiliated issuers as part of the report to shareholders filed under Item 1 of this report on Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Exhibit 99.CODE: Incorporated by reference to Exhibit 11(a)(1) to the report filed on Form N-CSR on May 27, 2004 (Accession Number 0001047469-04-018713).

(a)(2)	Exhibit 99.CERT: Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b)	Exhibit 99.906 CERT: Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Northern Funds

By	/s/ Lloyd A. Wennlund
Lloyd A. Wennlund, President (Principal Executive Officer)

Date: June 4, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Lloyd A. Wennlund
Lloyd A. Wennlund, President (Principal Executive Officer)

Date: June 4, 2010

By	/s/ Randal Rein
Randal Rein, Treasurer (Principal Financial and Accounting Officer)

Date: June 4, 2010